UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael Lawlor, Esq. -------------------------- c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian D. McCabe, Esq. ------------------------------- Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston MA, 02199

Registrant’s telephone number, including area code: 980-949-5130

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1:  Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned -17.01%, -17.19%, and -17.09%, respectively. The Portfolio’s benchmark, the MSCI All Country World (“ACWI”) ex-U.S. Index1, returned -14.20%.

MARKET ENVIRONMENT / CONDITIONS

2018 proved to be a turbulent year and one of the worst years for equity performance in a decade. Market weakness was widespread with most regions posting double digit declines. There was similarly indiscriminate write downs across all sectors and industries. Against this backdrop, the MSCI ACWI ex-U.S. Index declined 14.20%. While it is often difficult to explain short-term swings in equity prices, the main reasons cited for the weakness over the year have tended to focus on factors such as an economic slowdown or threats to future growth from rising interest rates and trade wars, as opposed to specific issues at the corporate level.

Market confidence was fragile, with the first sharp fall in global stock prices in February. This coincided with the beginning in earnest of a trade war between the U.S. and China, with President Trump’s administration aiming an opening salvo at $60 billion worth of Chinese imports. The dispute moved to focus on the theft of intellectual property and the forced transfer of expertise from U.S. companies. Nervousness around what this might mean for global trade spilled into other markets, with sharp mid-year declines in emerging markets. European markets have also faced their share of woes with continued wrangling around Brexit (U.K. amendment to leave the European Union), weakness in the Italian economy and a disheartened electorate in France combining to weaken sentiment further.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio underperformed its benchmark during 2018. As we would expect given our style of investing, performance was driven by the results of our stock picking approach as opposed to macro-economic considerations or asset allocation decisions. A number of holdings within the Portfolio made a significant contribution to relative performance, either negatively or positively.

ASOS (U.K.), the fast fashion retailer, was the largest detractor from relative performance. A profit warning in December saw a sharp decline in the ASOS share price. Issues at ASOS have centred on the company’s “Black Friday” strategy, where heavy discounting from competitors has proved a challenge whilst the company failed to realise the impact of the event in overseas markets such as Australia. Additionally, a strategic move to try to sell a narrower range of its own products proved unsuccessful, at a time when the company has been investing heavily in two new distribution centres in Atlanta and Berlin to drive growth. The company has revised down its guidance and margins are expected to be substantially impacted.

Naspers (South Africa) the media holdings company, invests in more than 100 companies but its largest holding is Tencent (in which it owns a 30% stake). Tencent (China) is an investment holding conglomerate, well known for online gaming and its WeChat social ecosystem. Chinese government gaming regulation and scrutiny of gaming addiction caused significant share price falls in Tencent over the year (which Naspers tends to move in line with). However, operationally, both companies have been performing well. Having had such negative pronouncements from the gaming regulator in the past, which passed without implication, our view currently is that Tencent is well placed to navigate the impact of any regulatory tightening. At year end, we continued to believe the long-term investment case remained strong for both companies. We took advantage of the short-term weakness in Tencent to buy a new holding for the Portfolio, which was funded by a partial reduction in Naspers.

On a more positive note, Edenred (France), the employee benefits vouchers business, has been executing on a transformation strategy focusing on de-risking its operational profile, which is starting to reap rewards and led to a sharp rise in the company’s share price. Gradual improvements in Brazil, which represents more than one third of revenues, are expected to sustain the recently accelerated earnings growth path. Ongoing developments in the digital payment world, where Edenred has an established foothold, open the doors to meaningful growth opportunities.

Constellation Software (Canada), a software company, was also amongst the strongest contributors. The company has reported strong earnings and growth results over the past twelve-months. Most recently, the company announced organic revenue growth was 5% year-on-year with the contribution of recurring revenue increasing to close to 70%. The company grows primarily through acquisitions, buying small software businesses that have a strong position in niche markets. Capital allocation discipline is notable with the founder Mark Leonard at the helm.

A number of new holdings were added to the Portfolio over the course of 2018. These included Spotify (Sweden), the online music streaming platform; HDFC (India), the largest mortgage lender in its domestic market; Tencent Music (China), the dominant music platform in China; and Danone (France), the world’s largest producer of organic foods. As discussed above, the Portfolio also took a holding in Tencent (China), the investment holding company. These new holdings were funded by sales made for fundamental stock-specific reasons such as that of Bureau Veritas (France), a testing and inspection company; Rakuten (Japan), the e-commerce company; and Baidu (China), an internet search provider.

The regional, sector, and industry positioning of the Portfolio are the product of such stock decisions made by the Portfolio managers rather than expressed views on international markets. At year end, the Portfolio remained relatively balanced at a regional level in comparison to the benchmark index, with an underweight to Japan being the most marked position at the close of the year in country terms.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

At the sector level, deviations from the benchmark index remained more marked at year end, not changing significantly over the year. The Portfolio remained underweight in Health Care, Financials, Telecommunication Services, and Energy. At year end, the most significant overweights were the Industrials, Information Technology, and Consumer Discretionary sectors.

In industry terms, the most significant overweights for the Portfolio relative to the benchmark index at year end were in capital markets, internet & direct marketing retail, and machinery. We retained a significant underweight in oil, gas and consumable fuels, banks, and pharmaceuticals.

Jonathan Bates

Angus Franklin

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	-17.01	2.34	4.99
Class B	-17.19	2.10	4.72
Class E	-17.09	2.20	4.84
MSCI All Country World ex-U.S. Index	-14.20	0.68	6.57

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	3.4
SAP SE	2.7
MercadoLibre, Inc.	2.7
AIA Group, Ltd.	2.5
Rio Tinto plc	2.4
Deutsche Boerse AG	2.4
Samsung Electronics Co., Ltd.	2.2
Nestle S.A.	2.1
Fairfax Financial Holdings, Ltd.	1.9
Edenred	1.9

Top Countries

% of Net Assets
United Kingdom	13.9
Japan	11.5
Germany	8.7
Switzerland	5.5
Ireland	5.0
France	4.9
Canada	4.3
Taiwan	4.2
Hong Kong	4.1
Sweden	4.1

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.71%	$1,000.00	$857.60	$3.32
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B (a)	Actual	0.96%	$1,000.00	$857.00	$4.49
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

Class E (a)	Actual	0.86%	$1,000.00	$857.70	$4.03
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Argentina—2.7%
MercadoLibre, Inc. (a)	155,633	$45,577,124

Australia—1.0%
Cochlear, Ltd.	140,697	17,096,483

Brazil—1.6%
Itau Unibanco Holding S.A. (ADR)	1,853,662	16,942,471
Kroton Educacional S.A.	4,164,500	9,503,629

		26,446,100

Canada—4.3%
Constellation Software, Inc.	44,429	28,438,856
Fairfax Financial Holdings, Ltd.	74,426	32,763,359
Ritchie Bros. Auctioneers, Inc. (b)	370,516	12,123,283

		73,325,498

China—4.0%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	227,071	31,124,622
Tencent Holdings, Ltd.	736,800	29,206,035
Tencent Music Entertainment Group (ADR) (a) (b)	558,923	7,388,962

		67,719,619

Denmark—2.5%
DSV A/S	379,662	25,034,829
Novozymes A/S - B Shares	372,104	16,632,513

		41,667,342

Finland—2.4%
Kone Oyj - Class B	558,025	26,582,810
Sampo Oyj - A Shares	307,017	13,496,822

		40,079,632

France—4.9%
Danone S.A.	240,476	16,948,612
Edenred	859,539	31,508,269
EssilorLuxottica S.A.	121,889	15,391,189
Legrand S.A.	331,017	18,630,821

		82,478,891

Germany—8.7%
Brenntag AG	229,696	9,913,489
Continental AG	69,354	9,590,153
Deutsche Boerse AG	333,728	40,133,211
MTU Aero Engines AG	97,682	17,742,118
SAP SE	459,355	45,756,204
Scout24 AG	556,173	25,597,936

		148,733,111

Hong Kong—4.1%
AIA Group, Ltd.	5,262,200	43,288,216
Hong Kong Exchanges and Clearing, Ltd.	948,000	27,204,687

		70,492,903

India—1.8%
Housing Development Finance Corp., Ltd.	1,109,992	31,250,657

Ireland—5.0%
CRH plc	779,090	20,445,999
James Hardie Industries plc	838,564	8,930,013
Kingspan Group plc	606,914	25,994,443
Ryanair Holdings plc (ADR) (a)	417,048	29,752,204

		85,122,659

Japan—11.5%
Denso Corp.	408,500	18,129,261
FANUC Corp.	83,500	12,553,196
Japan Exchange Group, Inc.	1,894,800	30,430,060
Nidec Corp.	197,200	22,600,054
Shimano, Inc.	174,100	24,750,766
SMC Corp.	80,300	23,985,629
Sony Corp.	408,000	19,648,013
Sumitomo Mitsui Trust Holdings, Inc.	585,300	21,304,281
Toyota Tsusho Corp.	750,000	22,058,095

		195,459,355

Netherlands—1.5%
Heineken Holding NV	304,540	25,631,201

Panama—1.1%
Copa Holdings S.A. - Class A	242,804	19,111,103

Peru—1.3%
Credicorp, Ltd.	102,148	22,643,147

Russia—0.6%
Magnit PJSC (GDR)	854,138	10,873,546

Singapore—1.6%
United Overseas Bank, Ltd.	1,513,864	27,134,190

South Africa—2.4%
Discovery, Ltd.	1,702,346	18,779,093
Naspers, Ltd. - N Shares	114,443	22,732,658

		41,511,751

South Korea—3.0%
NAVER Corp.	130,234	14,190,006
Samsung Electronics Co., Ltd.	1,074,146	37,166,173

		51,356,179

Spain—2.9%
Bankinter S.A.	2,097,742	16,765,775
Grifols S.A.	469,966	12,275,643
Industria de Diseno Textil S.A.	790,927	20,163,153

		49,204,571

Sweden—4.1%
Atlas Copco AB - B Shares	1,173,440	25,727,757
Epiroc AB - Class B (a)	2,067,087	18,503,294

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Svenska Handelsbanken AB - A Shares (b)	2,295,488	$25,428,716

		69,659,767

Switzerland—5.5%
Cie Financiere Richemont S.A.	225,742	14,507,859
Credit Suisse Group AG (a)	1,477,754	16,285,060
Nestle S.A.	432,234	35,140,990
Panalpina Welttransport Holding AG (b)	76,588	10,192,032
SGS S.A.	7,859	17,706,357

		93,832,298

Taiwan—4.2%
Hon Hai Precision Industry Co., Ltd.	5,382,067	12,422,462
Taiwan Semiconductor Manufacturing Co., Ltd.	8,020,000	58,219,406

		70,641,868

United Kingdom—13.9%
ASOS plc (a) (b)	299,662	8,648,148
boohoo Group plc (a)	6,934,394	14,205,122
Burberry Group plc	529,921	11,658,854
Experian plc	1,111,686	27,019,224
Hargreaves Lansdown plc (b)	1,126,766	26,548,328
Howden Joinery Group plc	2,000,642	11,064,734
Just Eat plc (a) (b)	3,003,763	22,468,152
Prudential plc	1,485,688	26,544,883
Rio Tinto plc	863,199	41,158,081
Rolls-Royce Holdings plc (a)	773,191	8,136,700
St. James’s Place plc	1,105,135	13,241,127
Unilever NV	479,004	26,026,673

		236,720,026

United States—1.6%
Pricesmart, Inc. (b)	130,472	7,710,895
Spotify Technology S.A. (a)	177,146	20,106,071

		27,816,966

Total Common Stocks (Cost $1,505,827,225)		1,671,585,987

Preferred Stock—0.3%

Spain—0.3%
Grifols S.A. - Class B (Cost $6,362,013)	261,847	4,827,692

Short-Term Investment—1.3%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $22,700,466; collateralized by U.S. Treasury Notes with rates ranging from 2.125% - 2.500%, maturity dates ranging from 03/31/24 - 05/15/24, and an aggregate market value of $23,153,469.	22,698,953	22,698,953

Total Short-Term Investments (Cost $22,698,953)		22,698,953

Securities Lending Reinvestments (c)—6.4%

Certificates of Deposit—0.1%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (d)	1,000,000	999,979
Natixis New York 2.810%, 1M LIBOR + 0.370%, 02/14/19 (d)	1,000,000	1,000,187

		2,000,166

Commercial Paper—0.2%
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (d)	1,000,000	1,000,000
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	1,500,000	1,500,139

		2,500,139

Repurchase Agreements—5.8%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $10,662,087; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $10,873,832.	10,660,612	10,660,612
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $3,500,484; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $3,570,000.	3,500,000	3,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $10,001,528; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $10,200,000.	10,000,000	10,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $8,685,588; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $8,857,725.	8,684,044	8,684,044

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $5,500,782; collateralized by various Common Stock with an aggregate market value of $6,122,667.	5,500,000	$5,500,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $3,500,498; collateralized by various Common Stock with an aggregate market value of $3,896,243.	3,500,000	3,500,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $14,001,991; collateralized by various Common Stock with an aggregate market value of $15,584,972.	14,000,000	14,000,000
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $20,003,278; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $20,400,000.	20,000,000	20,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $3,800,534; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $4,162,808.	3,800,000	3,800,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $10,001,406; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $10,954,759.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $7,501,054; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $8,216,069.	7,500,000	7,500,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $1,000,498; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,095,476.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $500,249; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $547,738.	500,000	500,000

		98,644,656

Time Deposit—0.3%
Royal Bank of Canada 2.420%, 01/02/19	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $108,144,656)		108,144,961

Total Investments—106.2% (Cost $1,643,032,847)		1,807,257,593
Other assets and liabilities (net)—(6.2)%		(105,663,916)

Net Assets—100.0%		$1,701,593,677

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $106,751,656 and the collateral received consisted of cash in the amount of $108,144,656 and non-cash collateral with a value of $3,088,187. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this non-cash collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

Ten Largest Industries as of December 31, 2018 (Unaudited)	% of Net Assets
Capital Markets	9.0
Insurance	7.9
Banks	7.6
Internet & Direct Marketing Retail	7.2
Machinery	6.3
Software	4.4
Interactive Media & Services	4.1
Semiconductors & Semiconductor Equipment	3.4
Food Products	3.1
Airlines	2.9

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$45,577,124	$—	$—	$45,577,124
Australia	—	17,096,483	—	17,096,483
Brazil	16,942,471	9,503,629	—	26,446,100
Canada	73,325,498	—	—	73,325,498
China	38,513,584	29,206,035	—	67,719,619
Denmark	—	41,667,342	—	41,667,342
Finland	—	40,079,632	—	40,079,632
France	—	82,478,891	—	82,478,891
Germany	—	148,733,111	—	148,733,111
Hong Kong	—	70,492,903	—	70,492,903
India	—	31,250,657	—	31,250,657
Ireland	29,752,204	55,370,455	—	85,122,659
Japan	—	195,459,355	—	195,459,355
Netherlands	—	25,631,201	—	25,631,201
Panama	19,111,103	—	—	19,111,103
Peru	22,643,147	—	—	22,643,147
Russia	—	10,873,546	—	10,873,546
Singapore	—	27,134,190	—	27,134,190
South Africa	—	41,511,751	—	41,511,751
South Korea	—	51,356,179	—	51,356,179
Spain	—	49,204,571	—	49,204,571
Sweden	—	69,659,767	—	69,659,767
Switzerland	—	93,832,298	—	93,832,298
Taiwan	—	70,641,868	—	70,641,868
United Kingdom	—	236,720,026	—	236,720,026
United States	27,816,966	—	—	27,816,966
Total Common Stocks	273,682,097	1,397,903,890	—	1,671,585,987
Total Preferred Stock*	—	4,827,692	—	4,827,692
Total Short-Term Investment*	—	22,698,953	—	22,698,953
Total Securities Lending Reinvestments*	—	108,144,961	—	108,144,961
Total Investments	$273,682,097	$1,533,575,496	$—	$1,807,257,593

Collateral for Securities Loaned (Liability)	$—	$(108,144,656)	$—	$(108,144,656)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,807,257,593
Cash denominated in foreign currencies (c)	716,305
Receivable for:
Investments sold	39,422
Fund shares sold	588,759
Dividends and interest	3,035,936
Prepaid expenses	5,250

Total Assets	1,811,643,265
Liabilities
Collateral for securities loaned	108,144,656
Payables for:
Fund shares redeemed	128,903
Accrued Expenses:
Management fees	990,233
Distribution and service fees	61,882
Deferred trustees’ fees	138,370
Other expenses	585,544

Total Liabilities	110,049,588

Net Assets	$1,701,593,677

Net Assets Consist of:
Paid in surplus	$1,406,018,918
Distributable earnings (Accumulated losses)	295,574,759

Net Assets	$1,701,593,677

Net Assets
Class A	$1,407,777,427
Class B	277,596,456
Class E	16,219,794
Capital Shares Outstanding*
Class A	127,690,302
Class B	25,589,404
Class E	1,486,833
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.02
Class B	10.85
Class E	10.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,643,032,847.
(b)	Includes securities loaned at value of $106,751,656.
(c)	Identified cost of cash denominated in foreign currencies was $711,314.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$37,062,613
Interest	148,267
Securities lending income	317,442

Total investment income	37,528,322
Expenses
Management fees	14,766,331
Administration fees	67,179
Custodian and accounting fees	525,985
Distribution and service fees—Class B	824,654
Distribution and service fees—Class E	28,920
Audit and tax services	55,145
Legal	45,317
Trustees’ fees and expenses	33,732
Shareholder reporting	108,621
Insurance	12,210
Miscellaneous	133,886

Total expenses	16,601,980
Less management fee waiver	(2,298,266)

Net expenses	14,303,714

Net Investment Income	23,224,608

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	111,160,399
Foreign currency transactions	(761,365)

Net realized gain	110,399,034

Net change in unrealized depreciation on:
Investments	(473,003,808)
Foreign currency transactions	(122,236)

Net change in unrealized depreciation	(473,126,044)

Net realized and unrealized loss	(362,727,010)

Net Decrease in Net Assets From Operations	$(339,502,402)

(a)	Net of foreign withholding taxes of $3,918,483.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$23,224,608	$21,464,894
Net realized gain	110,399,034	109,990,740
Net change in unrealized appreciation (depreciation)	(473,126,044)	407,661,229

Increase (decrease) in net assets from operations	(339,502,402)	539,116,863

From Distributions to Shareholders (a)
Class A	(18,443,225)	(17,587,214)
Class B	(3,023,120)	(3,469,294)
Class E	(196,972)	(232,526)

Total distributions	(21,663,317)	(21,289,034)

Increase (decrease) in net assets from capital share transactions	214,440,920	(321,838,239)

Total increase (decrease) in net assets	(146,724,799)	195,989,590

Net Assets
Beginning of period	1,848,318,476	1,652,328,886

End of period	$1,701,593,677	$1,848,318,476 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	23,146,832	$301,855,134	431,646	$5,060,048
Reinvestments	1,382,551	18,443,225	1,487,920	17,587,214
Redemptions	(6,247,029)	(85,040,301)	(23,217,031)	(280,691,731)

Net increase (decrease)	18,282,354	$235,258,058	(21,297,465)	$(258,044,469)

Class B
Sales	2,251,320	$28,354,279	967,341	$11,333,315
Reinvestments	230,070	3,023,120	297,794	3,469,294
Redemptions	(3,877,975)	(50,053,323)	(6,445,066)	(75,960,334)

Net decrease	(1,396,585)	$(18,675,924)	(5,179,931)	$(61,157,725)

Class E
Sales	155,694	$1,929,102	85,936	$979,935
Reinvestments	14,911	196,972	19,874	232,526
Redemptions	(328,351)	(4,267,288)	(324,586)	(3,848,506)

Net decrease	(157,746)	$(2,141,214)	(218,776)	$(2,636,045)

Increase (decrease) derived from capital shares transactions		$214,440,920		$(321,838,239)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $21,306,719 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$13.43	$10.06	$9.71		$10.07	$10.54

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.15	0.15	(b)	0.16	0.16
Net realized and unrealized gain (loss)	(2.42)	3.37	0.36		(0.34)	(0.48)

Total income (loss) from investment operations	(2.26)	3.52	0.51		(0.18)	(0.32)

Less Distributions
Distributions from net investment income	(0.15)	(0.15)	(0.16)		(0.18)	(0.15)

Total distributions	(0.15)	(0.15)	(0.16)		(0.18)	(0.15)

Net Asset Value, End of Period	$11.02	$13.43	$10.06		$9.71	$10.07

Total Return (%) (c)	(17.01)	35.15	5.38		(1.97)	(3.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85		0.87	0.87
Net ratio of expenses to average net assets (%) (d)	0.72	0.73	0.73		0.74	0.75
Ratio of net investment income to average net assets (%)	1.28	1.24	1.49	(b)	1.56	1.58
Portfolio turnover rate (%)	23	8	11		12	8
Net assets, end of period (in millions)	$1,407.8	$1,469.7	$1,315.2		$1,361.8	$1,490.0

	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$13.22	$9.90	$9.56		$9.91	$10.38

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.12	0.12	(b)	0.13	0.14
Net realized and unrealized gain (loss)	(2.39)	3.32	0.35		(0.33)	(0.48)

Total income (loss) from investment operations	(2.25)	3.44	0.47		(0.20)	(0.34)

Less Distributions
Distributions from net investment income	(0.12)	(0.12)	(0.13)		(0.15)	(0.13)

Total distributions	(0.12)	(0.12)	(0.13)		(0.15)	(0.13)

Net Asset Value, End of Period	$10.85	$13.22	$9.90		$9.56	$9.91

Total Return (%) (c)	(17.19)	34.89	5.05		(2.17)	(3.34)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.10	1.10		1.12	1.12
Net ratio of expenses to average net assets (%) (d)	0.97	0.98	0.98		0.99	1.00
Ratio of net investment income to average net assets (%)	1.09	0.99	1.25	(b)	1.31	1.32
Portfolio turnover rate (%)	23	8	11		12	8
Net assets, end of period (in millions)	$277.6	$356.7	$318.6		$336.0	$387.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$13.29	$9.96	$9.61		$9.97	$10.43

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.13	0.13	(b)	0.14	0.15
Net realized and unrealized gain (loss)	(2.40)	3.33	0.36		(0.34)	(0.48)

Total income (loss) from investment operations	(2.25)	3.46	0.49		(0.20)	(0.33)

Less Distributions
Distributions from net investment income	(0.13)	(0.13)	(0.14)		(0.16)	(0.13)

Total distributions	(0.13)	(0.13)	(0.14)		(0.16)	(0.13)

Net Asset Value, End of Period	$10.91	$13.29	$9.96		$9.61	$9.97

Total Return (%) (c)	(17.09)	34.92	5.24		(2.15)	(3.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.00	1.00		1.02	1.02
Net ratio of expenses to average net assets (%) (d)	0.87	0.88	0.88		0.89	0.90
Ratio of net investment income to average net assets (%)	1.19	1.08	1.34	(b)	1.42	1.43
Portfolio turnover rate (%)	23	8	11		12	8
Net assets, end of period (in millions)	$16.2	$21.9	$18.6		$19.8	$22.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.05% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $22,698,953. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $98,644,656. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$637,450,728	$0	$430,306,989

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$14,766,331	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,645,434,788

Gross unrealized appreciation	269,300,032
Gross unrealized depreciation	(107,477,227)

Net unrealized appreciation (depreciation)	$161,822,805

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$21,663,317	$21,289,034	$—	$—	$21,663,317	$21,289,034

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$23,928,391	$109,988,369	$161,805,946	$—	$295,722,706

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-18

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Baillie Gifford International Stock Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford International Stock Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Baillie Gifford International Stock Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-23

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-24

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Baillie Gifford International Stock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Baillie Gifford Overseas Limited regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2018, but underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index ex-U.S., for the one-, three-, and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned -0.36%, -0.62%, and -0.52%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 0.01%.

MARKET ENVIRONMENT / CONDITIONS

Coming into 2018, synchronized global growth was a prevalent theme, with the U.S. taking the lead from Europe and China in driving economic expansion. Unprecedented U.S. fiscal stimulus and plans for more government spending were turning past headwinds to U.S. growth into tailwinds. But as 2018 began, market conditions were heavily impacted by geo-political uncertainty. These tailwinds initially pushed Treasury yields higher in the first quarter before rallying in the second quarter as bouts of volatility hit the market — first in equities, and then in investment grade (“IG”) credit and emerging markets, ultimately causing these sectors to come under pressure. The moves were largely driven by trade protectionism in the U.S., as well as more idiosyncratic uncertainty in certain countries including Italy and Turkey.

Reversing trend in the third quarter of 2018, U.S. Treasury yields notched highs of around 3.10% as evolving trade discussions, hawkish speeches from Federal Open Market Committee (the “FOMC”) members, and continued levels of elevated supply pushed rates higher. Above-trend U.S. growth continued throughout 2018, with the unemployment rate reaching its lowest levels since 1969. The fourth quarter was marked by a continued sell-off in rates to seven-year highs early on, but later retraced as tightening financial conditions and a shift in tone from the FOMC saw global rates rallying to end the year and as risk assets came under pressure. After hiking rates for the fourth time in 2018 Federal Reserve (the “Fed”) Chairman Jerome Powell commented, “There’s significant uncertainty about both the path and the ultimate destination of any further rate increases.”

Throughout the year, The European Central Bank (the “ECB”) left interest rates unchanged but signaled the end of its quantitative easing program. In the U.K., Brexit (U.K. amendment to leave the European Union) negotiations dominated headlines, with Prime Minister Theresa May delaying the Parliamentary vote for her proposed Brexit Withdrawal Agreement as she continued to rally support after surviving a vote of confidence against her.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The main detractors to performance during the year included yield curve positioning during the first half of the year, along with allocations to emerging markets debt and Agency Mortgages. The main drivers of positive performance for the year were the Portfolio’s overweight in securitized assets (non-Agency Mortgages, Commercial Mortgages, and Collateralized Loan Obligations), as well as duration positioning.

We began 2018 positioned with a preference for the front end of the yield curve given the attractive risk versus reward profile relative to longer-dated Treasuries and an emphasis on carry-oriented opportunities within high quality assets with less interest rate risk by holding overweight exposure to securitized assets (Non-Agency Mortgages and Collateralized Loan Obligations, in particular).

During the first quarter of 2018, while maintaining an underweight, we tactically increased duration as a hedge, mostly concentrated on the front end of the yield curve. We were also convicted on emerging markets and ended the first quarter with a continued overweight in the sector as synchronized developed market growth bodes well for the asset class. Fundamentals and technicals remained extremely supportive, while valuations resembled broader market richness. We maintained the Portfolio’s allocation to emerging markets within Asia, with a preference for Indonesia and China, and select countries in Latin America.

Into the second quarter of 2018, we maintained the Portfolio’s underweight duration position relative to the benchmark. While firming inflation and growth in the U.S. this year, alongside increased Treasury issuance needs has put upward pressure on rates, geopolitical risk and dovish ECB rhetoric place a meaningful cap on how high they can go in the near term. For these reasons, we remained tactical in our duration management given these crosscurrents. Meanwhile, we reduced the Portfolio’s overweight to emerging markets across countries given the broad-based selling pressure in the sector during the second quarter amidst tightening financial conditions from a stronger U.S. dollar and higher developed market rates. At the end of the quarter, we held long U.S. dollar exposure versus other developed market currencies as a hedge in the Portfolio.

Going into the third quarter of the year, we increased the Portfolio’s overweight to the front end of the curve with a steepening bias. Given the elevated market volatility, as well as rich valuations, we continued to be cautious on broad corporate credit for the quarter, and tactically added back to IG credit on specific new issues to move to neutral relative to the benchmark.

During the fourth quarter, as the Fed started to shift to a more dovish tone, we reduced the Portfolio’s overweight in duration, largely on the front end of the curve, while rotating exposure further out on the curve. As we expected to see more market volatilities into 2019, we moved overweight allocations into higher quality and more liquid sectors in the Portfolio, such as Agency Mortgages and U.S. Municipals, which should benefit from more accommodative monetary policy going forward. We also used this opportunity to rotate from floating to fixed rate exposure in lower quality credit, reducing the Portfolio’s bank loan exposure in favor of high yield bonds while adding to IG credit for high quality income. In emerging markets, while still being modestly positive on the sector, we rotated some exposures into local currency markets from hard currency bonds on attractive entry points given the large re-pricing over the summer.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio employed derivatives as a tool in seeking efficient management of the Portfolio. During the period, the use of derivatives provided exposures through means believed to be advantageous to the Portfolio, including achieving various market exposures and reducing certain risks, and these derivatives performed as expected.

Rick Rieder

Bob Miller

David Rogal

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	-0.36	2.88	4.51
Class B	-0.62	2.62	4.25
Class E	-0.52	2.72	4.35
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.52	3.48

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	48.3
Corporate Bonds & Notes	35.7
Asset-Backed Securities	10.7
Municipals	7.4
Mortgage-Backed Securities	4.6
Foreign Government	2.6
Floating Rate Loans	1.3
Purchased Options	0.2

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A	Actual	0.38%	$1,000.00	$1,010.40	$1.93
	Hypothetical*	0.38%	$1,000.00	$1,023.29	$1.94

Class B	Actual	0.63%	$1,000.00	$1,009.10	$3.19
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class E	Actual	0.53%	$1,000.00	$1,009.60	$2.68
	Hypothetical*	0.53%	$1,000.00	$1,022.53	$2.70

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—48.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—38.3%
Fannie Mae 15 Yr. Pool 2.000%, 10/01/31	257,114	$246,128
2.000%, 11/01/31	3,164,921	3,029,710
2.000%, 12/01/31	337,630	323,202
2.000%, 03/01/32	2,010,720	1,924,813
2.500%, 09/01/27	293,389	289,340
2.500%, 02/01/28	34,642	34,180
2.500%, 04/01/28	85,287	84,150
2.500%, 08/01/28	234,161	231,033
2.500%, 01/01/30	1,253,273	1,227,250
2.500%, 02/01/30	153,392	150,858
2.500%, 03/01/30	255,646	250,336
2.500%, 07/01/30	882,158	863,686
2.500%, 08/01/30	3,011,617	2,950,994
2.500%, 09/01/30	1,461,450	1,431,081
2.500%, 11/01/30	3,014,397	2,951,738
2.500%, 03/01/31	173,133	170,715
2.500%, 06/01/31	832,057	812,944
2.500%, 07/01/31	466,382	455,669
2.500%, 08/01/31	82,652	80,754
2.500%, 10/01/31	4,041,825	3,948,982
2.500%, 11/01/31	2,507,766	2,450,183
2.500%, 02/01/32	119,443	116,699
2.500%, 03/01/32	388,353	379,432
2.500%, 08/01/32	2,909,648	2,842,812
2.500%, 02/01/33	5,160,033	5,052,805
3.000%, 04/01/28	180,358	180,538
3.000%, 05/01/28	233,740	233,971
3.000%, 10/01/28	401,173	401,157
3.000%, 11/01/28	3,006,697	3,009,685
3.000%, 12/01/28	914,680	915,100
3.000%, 01/01/29	301,685	301,651
3.000%, 04/01/29	1,333,492	1,334,816
3.000%, 05/01/29	1,819,295	1,819,816
3.000%, 08/01/29	2,015,020	2,013,940
3.000%, 10/01/29	527,155	527,679
3.000%, 03/01/30	1,054,683	1,055,732
3.000%, 04/01/30	888,094	888,976
3.000%, 05/01/30	1,344,887	1,346,225
3.000%, 07/01/30	1,073,558	1,074,328
3.000%, 08/01/30	4,949,924	4,954,856
3.000%, 09/01/30	1,170,581	1,171,156
3.000%, 08/01/31	5,041,225	5,038,484
3.000%, 09/01/31	506,995	506,251
3.000%, 03/01/32	1,030,719	1,029,207
3.000%, TBA (a)	9,777,000	9,756,013
3.500%, 08/01/28	552,042	560,814
3.500%, 10/01/28	3,065,975	3,114,677
3.500%, 11/01/28	3,268,973	3,316,884
3.500%, 02/01/29	4,738,957	4,807,518
3.500%, 04/01/29	1,139,711	1,153,961
3.500%, 05/01/29	3,037,480	3,079,189
3.500%, 06/01/29	2,217,553	2,248,680
3.500%, 07/01/29	1,368,878	1,388,541
3.500%, 09/01/29	193,597	196,330
3.500%, 08/01/30	942,815	956,106

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 3.500%, 11/01/32	225,161	228,291
3.500%, 01/01/33	148,239	150,297
4.000%, 10/01/33	13,055,776	13,394,129
4.500%, 12/01/20	157,692	160,519
4.500%, 02/01/25	303,549	312,066
4.500%, 04/01/25	64,908	66,812
4.500%, 07/01/25	251,115	258,255
4.500%, 06/01/26	1,647,988	1,696,324
Fannie Mae 20 Yr. Pool 3.000%, 10/01/36	113,868	112,768
3.000%, 11/01/36	1,161,315	1,150,100
3.000%, 12/01/36	1,739,348	1,722,552
5.000%, 05/01/23	1,655	1,735
Fannie Mae 30 Yr. Pool 3.000%, 12/01/42	7,064,423	6,955,819
3.000%, 01/01/43	4,820,070	4,744,800
3.000%, 02/01/43	2,299,876	2,263,526
3.000%, 03/01/43	18,691,484	18,391,702
3.000%, 04/01/43	12,646,086	12,443,567
3.000%, 05/01/43	17,002,095	16,731,256
3.000%, 06/01/43	2,205,871	2,170,414
3.000%, 07/01/43	1,246,525	1,226,172
3.000%, 08/01/43	1,007,808	991,428
3.000%, 06/01/46	782,165	766,324
3.000%, 08/01/46	85,071	83,445
3.000%, 09/01/46	1,196,937	1,172,258
3.000%, 11/01/46	4,156,907	4,068,149
3.000%, 01/01/47	401,354	393,048
3.000%, 02/01/47	972,414	951,703
3.000%, 03/01/47	3,185,493	3,115,684
3.000%, TBA (a)	9,948,058	9,707,451
3.500%, 01/01/42	736,466	742,689
3.500%, 04/01/42	442,164	445,754
3.500%, 05/01/42	322,288	324,655
3.500%, 06/01/42	769,712	775,947
3.500%, 07/01/42	118,306	119,266
3.500%, 08/01/42	194,573	196,152
3.500%, 10/01/42	1,047,044	1,055,545
3.500%, 11/01/42	2,348,126	2,367,172
3.500%, 12/01/42	1,180,678	1,190,253
3.500%, 02/01/43	1,405,779	1,417,034
3.500%, 03/01/43	1,495,295	1,504,531
3.500%, 04/01/43	47,244	47,627
3.500%, 05/01/43	277,874	280,103
3.500%, 06/01/43	1,188,493	1,196,499
3.500%, 07/01/43	9,381,406	9,456,711
3.500%, 08/01/43	7,001,401	7,055,671
3.500%, 09/01/43	108,606	109,212
3.500%, 11/01/43	1,149,787	1,155,828
3.500%, 01/01/44	1,102,519	1,110,883
3.500%, 05/01/44	12,595,855	12,721,224
3.500%, 06/01/44	10,252,078	10,335,197
3.500%, 07/01/44	53,126	53,405
3.500%, 02/01/45	1,046,628	1,055,126
3.500%, 07/01/45	3,165,137	3,180,543

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.500%, 10/01/45	1,599,493	$1,614,291
3.500%, 11/01/45	3,367,462	3,393,219
3.500%, 12/01/45	802,851	808,889
3.500%, 03/01/46	1,167,058	1,171,112
3.500%, 04/01/46	1,752,359	1,759,385
3.500%, 05/01/46	737,017	739,539
3.500%, 06/01/46	3,213,965	3,224,828
3.500%, 08/01/46	1,522,956	1,528,010
3.500%, 09/01/46	1,610,502	1,617,066
3.500%, 11/01/46	2,964,017	2,981,504
3.500%, 12/01/46	3,475,757	3,489,163
3.500%, 01/01/47	7,599,407	7,650,502
3.500%, 02/01/47	600,242	603,444
3.500%, 05/01/47	2,019,794	2,028,608
3.500%, 06/01/47	1,233,055	1,236,467
3.500%, 07/01/47	878,413	882,174
3.500%, 09/01/47	855,521	859,182
3.500%, 10/01/47	268,289	269,388
3.500%, 11/01/47	1,471,674	1,481,094
3.500%, 12/01/47	9,988,380	10,032,463
3.500%, 01/01/48	6,479,557	6,506,391
4.000%, 08/01/33	1,125,628	1,147,834
4.000%, 06/01/39	864,286	888,901
4.000%, 12/01/39	79,003	81,248
4.000%, 07/01/40	1,037,566	1,067,062
4.000%, 08/01/40	1,887,183	1,941,116
4.000%, 10/01/40	5,087,027	5,232,418
4.000%, 11/01/40	344,388	354,232
4.000%, 12/01/40	1,732,037	1,781,543
4.000%, 04/01/41	163,861	168,541
4.000%, 09/01/41	4,270,586	4,392,667
4.000%, 10/01/41	298,037	306,558
4.000%, 12/01/41	1,170,712	1,210,043
4.000%, 01/01/42	1,148,424	1,181,255
4.000%, 02/01/42	2,911,402	2,994,612
4.000%, 05/01/42	1,130,213	1,165,524
4.000%, 06/01/42	598,914	616,033
4.000%, 07/01/42	4,199,620	4,338,450
4.000%, 08/01/42	317,192	326,258
4.000%, 09/01/42	784,160	806,549
4.000%, 12/01/42	2,252,574	2,323,736
4.000%, 01/01/43	954,270	981,506
4.000%, 03/01/43	195,888	201,447
4.000%, 10/01/43	718,711	739,240
4.000%, 11/01/43	3,398,253	3,512,413
4.000%, 01/01/44	2,492,362	2,575,791
4.000%, 02/01/44	2,430,489	2,512,136
4.000%, 05/01/44	3,548,102	3,666,659
4.000%, 07/01/44	230,032	235,688
4.000%, 08/01/44	791,465	818,052
4.000%, 12/01/44	2,190,413	2,258,316
4.000%, 01/01/45	350,326	361,389
4.000%, 02/01/45	1,132,727	1,166,839
4.000%, 03/01/45	983,409	1,010,448
4.000%, 04/01/45	873,909	901,503

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 05/01/45	876,019	903,209
4.000%, 10/01/45	5,904,620	6,085,360
4.000%, 11/01/45	2,192,885	2,262,443
4.000%, 12/01/45	4,566,204	4,700,681
4.000%, 01/01/46	4,690,397	4,800,359
4.000%, 02/01/46	1,587,377	1,633,215
4.000%, 06/01/46	3,729,725	3,816,723
4.000%, 11/01/46	277,219	285,415
4.000%, 01/01/47	401,634	413,452
4.000%, 03/01/47	69,518,145	71,453,677
4.000%, 08/01/47	1,008,572	1,033,561
4.000%, 03/01/48	2,618,134	2,696,780
4.000%, 04/01/48	1,631,712	1,680,440
4.000%, 08/01/48	10,217,236	10,469,732
4.500%, 08/01/39	1,261,111	1,321,000
4.500%, 11/01/39	375,774	393,813
4.500%, 01/01/40	39,292	41,175
4.500%, 04/01/40	90,501	94,839
4.500%, 05/01/40	232,820	243,980
4.500%, 06/01/40	215,227	225,544
4.500%, 07/01/40	449,082	470,609
4.500%, 08/01/40	2,970,165	3,112,558
4.500%, 11/01/40	843,631	884,073
4.500%, 07/01/41	253,231	265,254
4.500%, 08/01/41	34,457	35,696
4.500%, 09/01/41	901,333	942,457
4.500%, 10/01/41	182,184	190,749
4.500%, 01/01/42	174,948	183,332
4.500%, 06/01/42	82,745	85,740
4.500%, 08/01/42	1,039,958	1,084,027
4.500%, 09/01/42	2,691,670	2,820,576
4.500%, 09/01/43	1,068,510	1,113,106
4.500%, 10/01/43	1,309,619	1,362,586
4.500%, 12/01/43	1,611,736	1,679,059
4.500%, 01/01/44	1,689,934	1,760,356
4.500%, 09/01/45	746,019	784,588
4.500%, 11/01/45	479,396	503,374
4.500%, 12/01/45	1,211,234	1,266,306
4.500%, 09/01/46	623,107	655,800
4.500%, 09/01/47	83,239	86,400
4.500%, 10/01/47	211,176	219,879
4.500%, 11/01/47	54,044	56,193
4.500%, 12/01/47	67,040	69,703
4.500%, 02/01/48	122,420	127,063
4.500%, 03/01/48	228,084	236,963
4.500%, 04/01/48	1,401,331	1,473,959
4.500%, 05/01/48	18,918,285	19,831,170
4.500%, 07/01/48	269,983	282,464
4.500%, 08/01/48	578,179	609,761
4.500%, TBA (a)	88,200,000	91,291,705
5.000%, 11/01/32	3,607	3,787
5.000%, 09/01/35	202,656	215,246
5.000%, 06/01/39	8,797,920	9,283,776
5.000%, 04/01/41	35,810	38,027

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 07/01/41	381,011	$403,120
5.000%, 08/01/41	349,820	370,119
5.000%, 01/01/42	51,157	53,614
5.000%, TBA (a)	77,579,000	81,286,243
5.500%, 11/01/32	946,603	1,013,258
5.500%, 12/01/32	169,969	181,946
5.500%, 01/01/33	655,103	700,135
5.500%, 12/01/33	227,598	244,153
5.500%, 05/01/34	1,785,578	1,924,001
5.500%, 08/01/37	1,847,873	1,991,323
5.500%, 02/01/38	298,014	319,729
5.500%, 03/01/38	196,772	211,841
5.500%, 04/01/38	111,313	117,853
5.500%, 06/01/38	298,638	316,582
5.500%, 12/01/38	116,956	123,827
5.500%, 01/01/39	294,503	315,955
5.500%, 08/01/39	193,396	205,282
5.500%, 12/01/39	431,050	459,092
5.500%, 04/01/40	69,525	74,112
5.500%, 04/01/41	277,166	295,832
5.500%, TBA (a)	3,696,000	3,913,724
6.000%, 02/01/34	207,103	225,887
6.000%, 08/01/34	154,527	168,567
6.000%, 04/01/35	2,455,232	2,678,050
6.000%, 06/01/36	295,906	325,090
6.000%, 02/01/38	514,157	560,236
6.000%, 03/01/38	155,384	169,714
6.000%, 05/01/38	503,232	551,068
6.000%, 10/01/38	620,445	677,012
6.000%, 12/01/38	189,397	206,697
6.000%, 04/01/40	1,987,402	2,168,522
6.000%, 09/01/40	206,076	224,020
6.000%, 06/01/41	458,158	500,012
6.500%, 05/01/40	2,891,751	3,267,732
Fannie Mae Connecticut Avenue Securities (CMO) 6.106%, 1M LIBOR + 3.600%, 01/25/30 (b)	1,105,163	1,097,748
6.506%, 1M LIBOR + 4.000%, 05/25/30 (b)	1,140,000	1,143,109
6.756%, 1M LIBOR + 4.250%, 04/25/29 (b)	1,620,000	1,779,930
Fannie Mae Pool 4.000%, 01/01/41	432,499	443,541
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	47,548	49,096
Fannie Mae-ACES (CMO) 2.632%, 01/25/39 (b) (c)	2,848,879	255,564
2.961%, 02/25/27 (b)	1,598,000	1,555,309
2.986%, 12/25/27 (b)	507,000	496,062
Freddie Mac 15 Yr. Gold Pool 2.500%, 04/01/27	122,509	121,072
2.500%, 10/01/28	424,051	419,069
2.500%, 08/01/29	987,440	973,529
2.500%, 12/01/29	285,964	280,751
2.500%, 05/01/30	1,052,887	1,030,666
2.500%, 07/01/30	714,960	700,061
2.500%, 08/01/30	2,446,290	2,392,897
2.500%, 09/01/30	2,680,195	2,619,592
2.500%, 04/01/31	1,914,013	1,869,686

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 2.500%, TBA (a)	7,117,000	6,942,208
3.000%, 01/01/30	786,329	786,762
3.000%, 04/01/30	4,119,365	4,120,423
3.000%, 05/01/30	661,497	662,119
3.000%, 06/01/30	28,363	28,357
3.000%, 07/01/30	1,503,608	1,502,587
3.000%, 08/01/30	483,786	483,011
3.000%, TBA (a)	9,130,000	9,095,508
3.500%, TBA (a)	6,274,000	6,349,938
4.000%, TBA (a)	2,651,000	2,712,340
Freddie Mac 30 Yr. Gold Pool 3.000%, 12/01/42	2,604,581	2,561,547
3.000%, 01/01/43	1,737,784	1,708,499
3.000%, 03/01/43	3,757,086	3,692,940
3.000%, 07/01/43	10,918,516	10,727,948
3.000%, 12/01/46	3,008,624	2,940,702
3.000%, TBA (a)	36,349,779	35,429,141
3.500%, 04/01/42	2,221,386	2,238,423
3.500%, 05/01/42	110,238	110,958
3.500%, 08/01/42	2,711,634	2,734,054
3.500%, 10/01/42	143,341	143,798
3.500%, 11/01/42	1,043,408	1,051,393
3.500%, 01/01/43	1,282,136	1,291,976
3.500%, 06/01/43	300,086	302,359
3.500%, 12/01/43	4,971,202	5,009,354
3.500%, 01/01/44	22,521,547	22,694,907
3.500%, 04/01/44	2,231,133	2,248,217
3.500%, 05/01/44	553,096	557,433
3.500%, 06/01/44	391,329	394,289
3.500%, 07/01/44	111,684	112,714
3.500%, 08/01/44	422,328	425,438
3.500%, 09/01/44	877,169	883,953
3.500%, 11/01/44	23,471	23,613
3.500%, 01/01/45	168,955	169,730
3.500%, 05/01/45	251,146	252,008
3.500%, 06/01/45	214,760	215,544
3.500%, 07/01/45	6,014	6,036
3.500%, 08/01/45	6,501,625	6,549,532
3.500%, 09/01/45	186,249	187,834
3.500%, 10/01/45	23,692	23,779
3.500%, 01/01/46	1,083,740	1,087,698
3.500%, 02/01/46	74,986	75,260
3.500%, 03/01/46	774,728	777,557
3.500%, 05/01/46	883,446	886,672
3.500%, 07/01/46	7,994,876	8,040,164
3.500%, 03/01/47	2,241,155	2,252,122
3.500%, 07/01/47	342,329	344,852
3.500%, 10/01/47	1,364,569	1,372,938
3.500%, 12/01/47	1,685,581	1,693,307
3.500%, 01/01/48	560,802	563,156
3.500%, TBA (a)	8,027,164	8,024,637
4.000%, 08/01/40	287,408	295,716
4.000%, 09/01/40	317,780	326,868
4.000%, 10/01/40	137,541	141,521
4.000%, 11/01/40	620,560	638,498
4.000%, 04/01/41	16,524	17,002

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 10/01/41	542,662	$558,366
4.000%, 09/01/43	444,483	457,605
4.000%, 04/01/44	993,026	1,020,649
4.000%, 07/01/44	336,562	345,863
4.000%, 08/01/44	3,203,492	3,297,970
4.000%, 02/01/45	291,848	298,934
4.000%, 09/01/45	1,246,445	1,274,627
4.000%, 10/01/45	1,786,465	1,831,606
4.000%, 12/01/45	12,275,447	12,534,012
4.000%, 01/01/47	5,812,797	5,975,792
4.000%, 08/01/47	2,285,772	2,349,572
4.000%, TBA (a)	26,809,000	27,329,882
4.500%, 02/01/39	1,156,615	1,200,191
4.500%, 08/01/39	1,036,400	1,085,409
4.500%, 12/01/39	254,233	266,277
4.500%, 07/01/40	79,155	82,904
4.500%, 05/01/41	1,609,730	1,685,988
4.500%, 05/01/42	1,492,153	1,562,764
4.500%, 10/01/43	798,638	828,420
4.500%, 12/01/43	1,858,455	1,934,935
4.500%, 07/01/47	1,887,240	1,981,106
4.500%, 08/01/48	10,163,960	10,645,962
4.500%, TBA (a)	2,009,000	2,080,135
5.000%, 10/01/41	632,207	669,377
5.000%, 11/01/41	5,413,337	5,731,621
5.500%, 02/01/35	147,086	158,814
5.500%, 09/01/39	180,404	192,720
5.500%, 01/01/40	97,675	103,383
5.500%, 07/01/40	29,786	31,521
5.500%, 06/01/41	2,182,633	2,349,778
Freddie Mac Gold Pool 3.000%, 09/01/27	585,625	584,014
3.000%, 07/01/28	316,195	315,325
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.846%, 06/25/27 (b) (c)	2,627,661	141,271
2.653%, 08/25/26	270,000	259,968
2.770%, 05/25/25	1,110,000	1,090,210
3.120%, 09/25/26 (b)	1,080,000	1,072,781
3.224%, 03/25/27	771,000	769,513
3.347%, 11/25/26 (b)	490,000	493,428
3.430%, 01/25/27 (b)	410,000	415,181
3.444%, 12/25/27	210,000	211,890
3.531%, 07/25/23 (b)	500,000	511,559
3.590%, 01/25/25	291,000	298,279
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 4.306%, 1M LIBOR + 1.800%, 07/25/30 (b)	194,389	186,699
4.656%, 1M LIBOR + 2.150%, 12/25/30 (144A) (b)	950,000	922,265
5.956%, 1M LIBOR + 3.450%, 10/25/29 (b)	467,815	495,039
6.306%, 1M LIBOR + 3.800%, 03/25/29 (b)	1,310,000	1,412,963
6.956%, 1M LIBOR + 4.450%, 03/25/30 (b)	682,210	721,834
FREMF Mortgage Trust (CMO) 3.981%, 05/25/50 (144A) (b)	275,556	266,836
4.051%, 04/25/48 (144A) (b)	360,000	355,290
4.229%, 08/25/50 (144A) (b)	440,000	426,394

Agency Sponsored Mortgage - Backed—(Continued)
FRESB Mortgage Trust (CMO) 3.480%, 06/25/28 (b)	717,789	$719,044
3.660%, 06/25/28 (b)	423,207	428,479
Ginnie Mae I 30 Yr. Pool 3.000%, 02/15/45	1,352,876	1,337,340
3.500%, 01/15/42	397,866	402,438
3.500%, 02/15/42	164,269	166,088
3.500%, 04/15/42	305,482	309,020
3.500%, 05/15/42	342,261	346,845
3.500%, 08/15/42	473,225	479,148
3.500%, 11/15/42	295,076	298,013
3.500%, 12/15/42	1,050,315	1,064,328
3.500%, 01/15/43	467,523	472,176
3.500%, 02/15/43	719,314	726,999
3.500%, 03/15/43	379,153	382,853
3.500%, 04/15/43	2,135,047	2,160,680
3.500%, 05/15/43	2,428,756	2,456,788
3.500%, 06/15/43	636,109	643,816
3.500%, 07/15/43	2,280,832	2,311,300
4.000%, 03/15/41	813,705	838,557
4.000%, 12/15/41	25,326	25,960
4.500%, 02/15/42	10,008,685	10,452,962
4.500%, 03/15/47	144,952	151,475
4.500%, 04/15/47	377,345	394,471
4.500%, 05/15/47	133,675	139,778
5.000%, 12/15/38	283,308	300,379
5.000%, 07/15/39	673,516	714,037
5.000%, 10/15/39	362,877	384,832
5.000%, 09/15/40	25,290	26,796
5.000%, 12/15/40	910,782	965,632
5.500%, 04/15/33	25,555	27,659
6.500%, 04/15/33	45,629	49,127
8.500%, 05/15/22	435	436
Ginnie Mae II 30 Yr. Pool 3.000%, 12/20/44	164,923	163,315
3.000%, 04/20/45	3,199,303	3,159,183
3.000%, 06/20/45	8,356,749	8,250,230
3.000%, 07/20/45	86,622	85,509
3.000%, 08/20/45	86,537	85,416
3.000%, 10/20/45	1,035,726	1,022,203
3.000%, 12/20/45	90,637	89,426
3.000%, 04/20/46	18,457,501	18,199,395
3.000%, 05/20/46	131,043	129,230
3.000%, 06/20/46	2,994,244	2,950,529
3.000%, 07/20/46	6,167,106	6,078,006
3.000%, 08/20/46	1,161,482	1,144,521
3.000%, 09/20/46	11,297,488	11,137,701
3.000%, 10/20/46	448,432	441,745
3.000%, 11/20/46	291,244	286,857
3.000%, 12/20/46	1,106,665	1,089,820
3.500%, 04/20/43	2,109,366	2,134,721
3.500%, 05/20/43	1,133,520	1,147,160
3.500%, 07/20/43	88,467	89,531
3.500%, 02/20/44	2,629,077	2,649,360
3.500%, 05/20/45	739,616	746,231
3.500%, 04/20/46	35,574,367	35,876,137

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 3.500%, 05/20/46	1,609,382	$1,622,538
3.500%, 06/20/46	18,366,605	18,513,921
3.500%, 07/20/46	3,125,827	3,149,937
3.500%, 09/20/46	597,400	601,916
3.500%, 10/20/46	2,376,958	2,396,341
3.500%, 11/20/46	14,374,234	14,478,968
3.500%, TBA (a)	990,496	997,251
4.000%, 04/20/39	46,938	48,483
4.000%, 07/20/39	349,069	360,590
4.000%, 09/20/40	95,634	98,922
4.000%, 10/20/40	1,067,664	1,102,927
4.000%, 11/20/40	594,567	614,189
4.000%, 12/20/40	2,236,834	2,310,705
4.000%, 01/20/41	1,964,791	2,029,724
4.000%, 02/20/41	34,718	35,863
4.000%, 07/20/43	185,301	191,343
4.000%, 08/20/44	759,769	783,851
4.000%, 10/20/46	162,019	166,437
4.000%, TBA (a)	97,287,500	99,629,003
4.500%, 12/20/39	79,174	83,078
4.500%, 01/20/40	98,645	103,511
4.500%, 02/20/40	77,488	81,312
4.500%, 05/20/40	5,294	5,555
4.500%, 09/20/48	917,176	957,709
4.500%, TBA (a)	51,030,500	52,805,071
5.000%, 10/20/33	821,679	879,967
5.000%, 10/20/39	278,993	296,843
5.000%, 07/20/42	360,532	380,367
5.000%, TBA (a)	7,233,000	7,524,727
Government National Mortgage Association (CMO) 0.578%, 06/16/53 (b) (c)	1,312,402	31,640
0.674%, 02/16/50 (b) (c)	1,850,636	82,565
0.727%, 03/16/55 (b) (c)	3,472,362	182,435
0.747%, 11/16/53 (b) (c)	1,064,506	37,138
0.773%, 05/16/59 (b) (c)	2,154,132	144,901
0.790%, 09/16/51 (b) (c)	17,565,443	924,336
0.807%, 05/16/59 (b) (c)	3,066,569	207,336
0.825%, 08/16/41 (c)	3,097,510	43,290
0.890%, 09/16/55 (b) (c)	2,157,108	141,722
0.891%, 11/16/55 (b) (c)	3,387,303	208,701
0.907%, 06/16/58 (b) (c)	2,702,827	200,319
0.926%, 08/15/58 (b) (c)	6,843,319	517,915
0.952%, 09/16/56 (b) (c)	1,360,393	105,599
0.965%, 02/16/58 (b) (c)	5,300,940	366,334
0.997%, 09/16/58 (b) (c)	1,998,805	161,345
1.000%, 02/16/39 (c)	2,281,165	19,187
1.003%, 08/16/58 (b) (c)	3,796,361	285,632
1.032%, 05/16/58 (b) (c)	2,587,263	191,452
1.062%, 12/16/57 (b) (c)	3,733,276	293,120
1.124%, 04/16/58 (b) (c)	1,560,838	129,368
2.000%, 03/16/35	199,252	181,609
2.250%, 12/16/38	313,442	291,129

		1,350,063,958

U.S. Treasury—10.0%
U.S. Treasury Bonds 2.875%, 05/15/43	8,084,000	7,905,833
2.875%, 11/15/46 (d)	2,181,000	2,124,424
3.000%, 02/15/47	1,447,000	1,445,504
3.000%, 08/15/48 (e)	15,110,000	15,064,576
3.125%, 02/15/43 (e)	7,953,000	8,126,612
3.625%, 08/15/43	7,590,000	8,415,949
3.750%, 11/15/43	8,055,000	9,113,068
4.250%, 05/15/39	2,095,000	2,530,740
4.375%, 11/15/39	2,042,000	2,507,030
4.500%, 08/15/39	2,035,000	2,539,415
U.S. Treasury Notes 1.000%, 10/15/19	20,393,000	20,135,698
1.125%, 06/30/21	14,275,000	13,814,024
1.250%, 08/31/19 (d)	20,393,000	20,208,985
1.625%, 06/30/20	12,746,000	12,572,708
1.625%, 07/31/20	12,746,000	12,564,007
1.625%, 10/31/23	11,216,000	10,764,630
1.875%, 04/30/22	14,275,000	14,001,565
2.000%, 04/30/24	12,236,000	11,912,672
2.000%, 05/31/24	12,236,000	11,905,197
2.000%, 08/15/25	5,098,000	4,916,489
2.000%, 11/15/26	8,440,000	8,062,354
2.125%, 09/30/21	14,275,000	14,138,124
2.250%, 07/31/21	14,275,000	14,193,948
2.250%, 01/31/24	11,216,000	11,069,464
2.250%, 11/15/25	5,098,000	4,987,725
2.250%, 02/15/27 (e)	8,263,000	8,029,491
2.625%, 08/31/20 (d)	27,790,000	27,823,583
2.625%, 05/15/21 (d)	23,914,000	23,986,585
2.750%, 08/31/23 (d)	27,100,000	27,403,074
2.750%, 08/31/25	11,460,000	11,576,036
2.875%, 08/15/28	9,650,000	9,806,092

		353,645,602

Total U.S. Treasury & Government Agencies (Cost $1,714,643,655)		1,703,709,560

Corporate Bonds & Notes—35.7%

Advertising—0.0%
ACE03 MH1 B2 Zero Coupon, 08/15/30	642,759	477,969
Interpublic Group of Cos., Inc. (The)
3.500%, 10/01/20	495,000	495,522
3.750%, 10/01/21	265,000	266,563

		1,240,054

Aerospace/Defense—1.3%
BAE Systems Holdings, Inc. 2.850%, 12/15/20 (144A)	2,599,000	2,564,248
3.850%, 12/15/25 (144A)	1,765,000	1,750,695
4.750%, 10/07/44 (144A)	132,000	132,714
Boeing Co. (The)
6.125%, 02/15/33	275,000	348,369

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
General Dynamics Corp. 3.750%, 05/15/28	1,015,000	$1,026,452
Harris Corp. 2.700%, 04/27/20	706,000	699,890
4.400%, 06/15/28	2,865,000	2,853,731
5.054%, 04/27/45	1,115,000	1,148,444
L3 Technologies, Inc. 3.850%, 06/15/23	2,205,000	2,208,295
3.850%, 12/15/26	1,885,000	1,825,754
4.400%, 06/15/28	340,000	340,128
4.950%, 02/15/21	435,000	445,124
Lockheed Martin Corp. 2.900%, 03/01/25	670,000	643,172
3.550%, 01/15/26	815,000	809,108
3.600%, 03/01/35	2,306,000	2,149,463
3.800%, 03/01/45	675,000	617,170
4.070%, 12/15/42	1,160,000	1,108,323
4.090%, 09/15/52	594,000	557,077
4.700%, 05/15/46	2,005,000	2,094,145
Northrop Grumman Corp. 2.550%, 10/15/22	2,940,000	2,847,545
2.930%, 01/15/25	3,065,000	2,909,574
3.250%, 01/15/28	3,106,000	2,904,015
3.850%, 04/15/45	690,000	610,033
4.030%, 10/15/47	1,180,000	1,074,774
Raytheon Co. 7.200%, 08/15/27	530,000	667,361
United Technologies Corp. 1.950%, 11/01/21	3,825,000	3,671,646
4.125%, 11/16/28	4,050,000	4,021,513
4.150%, 05/15/45	696,000	623,294
4.500%, 06/01/42	2,485,000	2,344,294

		44,996,351

Agriculture—0.3%
Altria Group, Inc.
2.850%, 08/09/22	475,000	455,966
4.000%, 01/31/24 (f)	2,440,000	2,397,736
BAT Capital Corp.
3.222%, 08/15/24	2,625,000	2,417,525
4.540%, 08/15/47	1,818,000	1,449,059
Reynolds American, Inc. 4.450%, 06/12/25	5,615,000	5,416,514

		12,136,800

Airlines—0.6%
Air Canada Pass-Through Trust 3.700%, 01/15/26 (144A)	10,000	9,487
American Airlines Group, Inc. 4.625%, 03/01/20 (144A)	2,214,000	2,202,930
American Airlines Pass-Through Trust 3.375%, 05/01/27	2,386,537	2,268,021
3.700%, 05/01/23	40,842	39,380
3.700%, 10/15/25	137,670	133,119

Airlines—(Continued)
American Airlines Pass-Through Trust
4.400%, 09/22/23	1,720,441	1,687,237
4.950%, 02/15/25	131,625	131,929
5.250%, 01/15/24	55,595	57,207
Azul Investments LLP 5.875%, 10/26/24 (144A)	200,000	186,752
Delta Air Lines, Inc.
2.600%, 12/04/20	3,005,000	2,954,259
2.875%, 03/13/20	8,220,000	8,164,356
3.400%, 04/19/21	265,000	262,779
Gol Finance, Inc. 7.000%, 01/31/25 (144A)	1,274,000	1,129,082
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	1,058,805	914,596
U.S. Airways Pass-Through Trust 5.375%, 11/15/21	161,384	166,279
6.750%, 06/03/21	43,351	45,292
United Airlines Pass-Through Trust 2.875%, 10/07/28	217,842	200,044
3.450%, 12/01/27	8,791	8,314
3.650%, 01/07/26	47,859	46,778
4.600%, 03/01/26	595,000	595,186
4.750%, 04/11/22	315,357	316,145

		21,519,172

Auto Manufacturers—2.0%
BMW U.S. Capital LLC 2.800%, 04/11/26 (144A)	900,000	825,227
Daimler Finance North America LLC 2.300%, 02/12/21 (144A)	1,015,000	990,248
3.100%, 05/04/20 (144A)	3,130,000	3,112,470
3.350%, 05/04/21 (144A)	3,770,000	3,758,195
3.750%, 11/05/21 (144A)	890,000	892,981
Ford Motor Credit Co. LLC 2.979%, 08/03/22	2,125,000	1,960,209
3.096%, 05/04/23	1,930,000	1,744,577
3.157%, 08/04/20	500,000	489,884
3.200%, 01/15/21	1,310,000	1,269,308
3.219%, 01/09/22	9,970,000	9,362,095
3.336%, 03/18/21	205,000	198,907
5.750%, 02/01/21 (f)	2,714,000	2,767,912
5.875%, 08/02/21	670,000	687,104
General Motors Co. 5.400%, 04/01/48 (f)	300,000	255,799
6.250%, 10/02/43	250,000	234,587
6.750%, 04/01/46	370,000	358,572
General Motors Financial Co., Inc. 3.100%, 01/15/19	814,000	813,968
3.150%, 06/30/22	4,710,000	4,489,766
3.200%, 07/06/21	6,650,000	6,495,504
4.000%, 01/15/25	2,576,000	2,409,757
4.000%, 10/06/26	390,000	350,297
4.200%, 03/01/21 (f)	815,000	814,466
4.200%, 11/06/21	7,200,000	7,196,299

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
Hyundai Capital America 2.550%, 04/03/20 (144A)	8,645,000	$8,534,592
Hyundai Capital Services, Inc. 3.000%, 08/29/22 (144A)	1,220,000	1,180,296
Toyota Motor Corp. 3.669%, 07/20/28	535,000	541,795
Toyota Motor Credit Corp. 3.050%, 01/11/28 (f)	950,000	917,231
Volkswagen Group of America Finance LLC 2.400%, 05/22/20 (144A)	2,000,000	1,968,617
3.875%, 11/13/20 (144A)	3,075,000	3,089,402
4.000%, 11/12/21 (144A)	3,215,000	3,221,444

		70,931,509

Auto Parts & Equipment—0.1%
Aptiv plc 4.250%, 01/15/26	364,000	354,280
ZF North America Capital, Inc. 4.750%, 04/29/25 (144A)	3,203,000	2,982,173

		3,336,453

Banks—9.9%
ABN AMRO Bank NV 2.650%, 01/19/21 (144A)	2,590,000	2,552,720
Banco Espirito Santo S.A. 4.000%, 01/21/19 (EUR) (g) (k)	200,000	64,162
Banco Mercantil del Norte S.A. 6.875%, 5Y H15 + 5.035%, 07/06/22 (144A) (b)	251,000	242,845
Banco Santander S.A. 3.848%, 04/12/23 (f)	2,000,000	1,943,214
Bank of America Corp. 2.328%, 3M LIBOR + 0.630%, 10/01/21 (b)	11,882,000	11,649,744
2.369%, 3M LIBOR + 0.660%, 07/21/21 (b)	3,945,000	3,874,305
2.625%, 10/19/20	1,475,000	1,459,264
3.300%, 01/11/23	640,000	630,274
3.366%, 3M LIBOR + 0.810%, 01/23/26 (b)	1,180,000	1,128,665
3.419%, 3M LIBOR + 1.040%, 12/20/28 (b)	7,700,000	7,197,221
3.499%, 3M LIBOR + 0.630%, 05/17/22 (b)	2,350,000	2,350,264
3.500%, 04/19/26	510,000	491,196
3.875%, 08/01/25	3,970,000	3,929,143
3.950%, 04/21/25	2,075,000	2,011,406
3.970%, 3M LIBOR + 1.070%, 03/05/29 (b)	960,000	933,711
4.183%, 11/25/27	955,000	918,439
4.200%, 08/26/24	3,245,000	3,218,151
5.700%, 01/24/22	2,545,000	2,697,263
Bank of New York Mellon Corp. (The) 4.625%, 3M LIBOR + 3.131%, 09/20/26 (b)	2,405,000	2,131,425
Barclays plc 4.338%, 3M LIBOR + 1.356%, 05/16/24 (b) (f)	2,655,000	2,581,163
4.950%, 01/10/47	2,031,000	1,797,050
4.972%, 3M LIBOR + 1.902%, 05/16/29 (b)	3,060,000	2,952,084
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A) (f)	251,000	264,494
BNP Paribas S.A. 2.950%, 05/23/22 (144A)	4,050,000	3,902,895

Banks—(Continued)
BNP Paribas S.A. 3.800%, 01/10/24 (144A)	2,148,000	2,091,196
7.000%, 5Y USD ICE Swap + 3.980%, 08/16/28 (144A) (b)	765,000	727,706
BPCE S.A. 3.000%, 05/22/22 (144A)	3,500,000	3,380,790
Citigroup, Inc. 2.500%, 07/29/19	3,634,000	3,621,633
2.876%, 3M LIBOR + 0.950%, 07/24/23 (b)	1,535,000	1,485,010
2.900%, 12/08/21	5,235,000	5,150,099
3.750%, 06/16/24	1,630,000	1,618,452
3.887%, 3M LIBOR + 1.563%, 01/10/28 (b)	760,000	731,052
4.400%, 06/10/25	1,530,000	1,497,974
4.450%, 09/29/27	500,000	482,122
Citizens Bank N.A. 2.250%, 03/02/20	6,026,000	5,960,749
2.650%, 05/26/22	4,875,000	4,736,010
Credit Suisse Group AG 4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (b)	2,265,000	2,259,001
7.250%, 5Y USD ICE Swap + 4.332%, 09/12/25 (144A) (b)	2,035,000	1,919,717
Credit Suisse Group Funding Guernsey, Ltd. 2.750%, 03/26/20	4,269,000	4,222,392
3.125%, 12/10/20	8,102,000	8,021,132
Deutsche Bank AG 2.700%, 07/13/20	3,815,000	3,710,016
2.950%, 08/20/20 (f)	1,874,000	1,818,626
4.250%, 02/04/21	4,445,000	4,379,679
4.250%, 10/14/21	1,040,000	1,016,819
Discover Bank 4.650%, 09/13/28	440,000	428,892
Fifth Third Bank 2.250%, 06/14/21	3,062,000	2,988,995
Gilex Holding S.a.r.l. 8.500%, 05/02/23 (144A)	694,000	701,814
Goldman Sachs Group, Inc. (The) 2.000%, 04/25/19	950,000	946,688
2.350%, 11/15/21	4,120,000	3,972,369
2.750%, 09/15/20	1,326,000	1,312,056
2.754%, 02/08/19 (144A)	22,000,000	21,986,275
3.691%, 3M LIBOR + 1.510%, 06/05/28 (b)	5,135,000	4,774,969
3.786%, 3M LIBOR + 1.170%, 05/15/26 (b)	1,310,000	1,257,304
4.017%, 3M LIBOR + 1.373%, 10/31/38 (b)	1,370,000	1,205,174
4.223%, 3M LIBOR + 1.301%, 05/01/29 (b)	2,935,000	2,826,289
HSBC Holdings plc 2.650%, 01/05/22	3,200,000	3,104,278
3.950%, 3M LIBOR + 0.987%, 05/18/24 (b)	1,525,000	1,516,674
5.100%, 04/05/21	1,600,000	1,654,518
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (b)	3,575,000	3,219,216
HSBC USA, Inc. 2.350%, 03/05/20	4,175,000	4,132,331
ING Bank NV 5.800%, 09/25/23 (144A)	1,460,000	1,524,917
ING Groep NV 4.100%, 10/02/23	3,815,000	3,812,437

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Intesa Sanpaolo S.p.A. 5.017%, 06/26/24 (144A)	4,675,000	$4,230,208
6.500%, 02/24/21 (144A)	800,000	820,117
Itau Unibanco Holding S.A. 6.125%, 5Y H15 + 3.981%, 12/12/22 (144A) (b)	400,000	375,000
6.500%, 5Y H15 + 3.863%, 03/19/23 (144A) (b)	200,000	189,250
JPMorgan Chase & Co. 2.550%, 03/01/21	1,969,000	1,941,153
2.972%, 01/15/23	1,474,000	1,437,038
3.514%, 3M LIBOR + 0.610%, 06/18/22 (b)	2,730,000	2,736,072
3.540%, 3M LIBOR + 1.380%, 05/01/28 (b)	1,565,000	1,493,073
3.559%, 3M LIBOR + 0.730%, 04/23/24 (b)	725,000	719,474
3.782%, 3M LIBOR + 1.337%, 02/01/28 (b)	2,630,000	2,554,366
3.797%, 3M LIBOR + 0.890%, 07/23/24 (b)	3,998,000	4,004,968
3.882%, 3M LIBOR + 1.360%, 07/24/38 (b)	3,100,000	2,824,427
4.023%, 3M LIBOR + 1.000%, 12/05/24 (b)	6,635,000	6,691,071
4.203%, 3M LIBOR + 1.260%, 07/23/29 (b) (f)	2,210,000	2,204,627
4.452%, 3M LIBOR + 1.330%, 12/05/29 (b)	1,000,000	1,017,780
4.625%, 05/10/21	1,708,000	1,757,683
KeyBank N.A. 3.350%, 06/15/21	440,000	441,356
KeyCorp 4.150%, 10/29/25	890,000	904,437
Lloyds Banking Group plc 3.750%, 01/11/27	1,715,000	1,576,402
4.450%, 05/08/25	1,820,000	1,807,970
4.650%, 03/24/26	4,530,000	4,261,060
Mitsubishi UFJ Financial Group, Inc. 2.998%, 02/22/22 (f)	256,000	252,404
3.455%, 03/02/23	8,320,000	8,268,446
3.535%, 07/26/21	265,000	265,753
Mizuho Financial Group, Inc. 2.273%, 09/13/21	942,000	912,046
2.601%, 09/11/22	425,000	411,049
2.953%, 02/28/22	12,595,000	12,347,175
3.922%, 3M LIBOR + 1.000%, 09/11/24 (b)	690,000	697,251
Morgan Stanley 2.750%, 05/19/22	4,900,000	4,766,886
3.591%, 3M LIBOR + 1.340%, 07/22/28 (b)	5,530,000	5,226,637
3.625%, 01/20/27	1,840,000	1,749,673
3.772%, 3M LIBOR + 1.140%, 01/24/29 (b)	3,140,000	3,006,050
6.250%, 08/09/26	1,661,000	1,840,138
Nordea Bank Abp 2.125%, 05/29/20 (144A)	2,810,000	2,766,936
3.750%, 08/30/23 (144A)	1,830,000	1,804,934
Northern Trust Corp. 3.375%, 3M LIBOR + 1.131%, 05/08/32 (b)	1,630,000	1,517,574
Promerica Financial Corp. 9.700%, 05/14/24 (144A)	747,000	769,410
Royal Bank of Scotland Group plc 3.498%, 3M LIBOR + 1.480%, 05/15/23 (b)	1,370,000	1,317,354
4.892%, 3M LIBOR + 1.754%, 05/18/29 (b)	310,000	296,080
5.076%, 3M LIBOR + 1.905%, 01/27/30 (b)	3,015,000	2,909,024
Santander UK Group Holdings plc 2.875%, 08/05/21	4,355,000	4,201,068
Santander UK plc 5.000%, 11/07/23 (144A)	3,760,000	3,671,602

Banks—(Continued)
Standard Chartered plc 4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (b)	4,865,000	4,816,141
State Street Corp. 2.650%, 05/19/26 (f)	1,246,000	1,167,221
5.625%, 3M LIBOR + 2.539%, 12/15/23 (b) (f)	2,815,000	2,660,175
Sumitomo Mitsui Trust Bank, Ltd. 1.950%, 09/19/19 (144A)	5,465,000	5,416,533
2.050%, 03/06/19 (144A)	15,092,000	15,065,802
SunTrust Banks, Inc. 4.000%, 05/01/25	610,000	612,220
Synchrony Bank 3.650%, 05/24/21	2,600,000	2,543,864
Toronto-Dominion Bank (The) 3.500%, 07/19/23	1,020,000	1,026,958
U.S. Bancorp 2.950%, 07/15/22	1,825,000	1,800,077
U.S. Bank N.A. 3.104%, 3M LIBOR + 0.290%, 05/21/21 (b)	1,050,000	1,048,411
UBS Group Funding Switzerland AG 2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (b)	3,575,000	3,438,208
2.950%, 09/24/20 (144A)	4,195,000	4,149,894
4.125%, 09/24/25 (144A)	5,280,000	5,246,228
UniCredit S.p.A. 5.861%, 5Y USD ICE Swap + 3.703%, 06/19/32 (144A) (b) (f)	2,645,000	2,321,686
Wells Fargo & Co. 2.500%, 03/04/21	4,185,000	4,117,667
2.600%, 07/22/20	1,285,000	1,272,335
2.625%, 07/22/22	2,945,000	2,839,605
3.500%, 03/08/22	1,340,000	1,335,479
3.584%, 3M LIBOR + 1.310%, 05/22/28 (b)	2,310,000	2,219,016
Wells Fargo Bank N.A. 3.325%, 3M LIBOR + 0.490%, 07/23/21 (b)	350,000	349,650
3.550%, 08/14/23	2,815,000	2,804,660

		350,353,321

Beverages—0.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36 (144A)	5,815,000	5,414,884
4.900%, 02/01/46 (144A)	1,650,000	1,532,141
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23 (f)	5,200,000	5,063,047
Constellation Brands, Inc. 3.209%, 3M LIBOR + 0.700%, 11/15/21 (b)	1,895,000	1,872,301
Keurig Dr Pepper, Inc. 3.551%, 05/25/21 (144A)	840,000	838,696
4.057%, 05/25/23 (144A)	1,227,000	1,221,933
PepsiCo, Inc. 4.000%, 05/02/47 (f)	1,360,000	1,331,492

		17,274,494

Biotechnology—0.4%
Amgen, Inc. 4.400%, 05/01/45	1,323,000	1,240,506

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Baxalta, Inc. 5.250%, 06/23/45	268,000	$271,991
Celgene Corp. 3.250%, 08/15/22	1,160,000	1,138,811
3.250%, 02/20/23	1,910,000	1,864,917
3.550%, 08/15/22	1,130,000	1,117,532
3.950%, 10/15/20	240,000	242,537
Gilead Sciences, Inc. 2.500%, 09/01/23	1,047,000	1,009,965
3.700%, 04/01/24	2,205,000	2,201,159
4.000%, 09/01/36	755,000	689,021
4.150%, 03/01/47	862,000	795,148
4.500%, 02/01/45	547,000	526,753
4.600%, 09/01/35	419,000	423,466
5.650%, 12/01/41	1,190,000	1,316,231

		12,838,037

Building Materials—0.0%
Johnson Controls International plc 5.125%, 09/14/45	500,000	497,486
LafargeHolcim Finance U.S. LLC 4.750%, 09/22/46 (144A)	1,290,000	1,121,746

		1,619,232

Chemicals—0.4%
Air Liquide Finance S.A. 2.500%, 09/27/26 (144A)	560,000	515,039
Cydsa S.A.B. de C.V. 6.250%, 10/04/27 (144A)	840,000	754,950
Dow Chemical Co. (The) 4.375%, 11/15/42	280,000	246,018
4.625%, 10/01/44	755,000	683,783
9.000%, 04/01/21	1,125,000	1,247,447
DowDuPont, Inc. 4.493%, 11/15/25	5,270,000	5,428,313
5.419%, 11/15/48	2,880,000	2,996,103
Petkim Petrokimya Holding A/S 5.875%, 01/26/23 (144A)	526,000	477,328
SABIC Capital II B.V. 4.000%, 10/10/23 (144A)	527,000	524,365
Sherwin-Williams Co. (The)
4.000%, 12/15/42	240,000	202,043
4.500%, 06/01/47	565,000	510,185

		13,585,574

Commercial Services—0.2%
Boston University 4.061%, 10/01/48	693,000	696,175
George Washington University (The) 4.126%, 09/15/48	1,328,000	1,330,886
S&P Global, Inc. 4.000%, 06/15/25	300,000	305,604
Total System Services, Inc. 3.750%, 06/01/23	595,000	590,124

Commercial Services—(Continued)
Total System Services, Inc. 3.800%, 04/01/21	550,000	549,871
4.800%, 04/01/26	2,815,000	2,838,211
University of Notre Dame du Lac 3.394%, 02/15/48	800,000	757,232
University of Southern California 3.028%, 10/01/39	115,000	104,411
Wesleyan University 4.781%, 07/01/2116	938,000	960,997

		8,133,511

Computers—0.5%
Apple, Inc. 2.700%, 05/13/22	1,490,000	1,473,327
2.850%, 05/11/24	4,515,000	4,402,883
3.000%, 02/09/24	1,525,000	1,505,934
3.450%, 02/09/45	683,000	605,660
3.850%, 05/04/43	1,990,000	1,894,193
4.500%, 02/23/36	280,000	296,901
4.650%, 02/23/46	1,671,000	1,776,898
Dell International LLC / EMC Corp. 8.350%, 07/15/46 (144A)	326,000	353,340
DXC Technology Co. 2.875%, 03/27/20	1,279,000	1,267,781
IBM Credit LLC 3.450%, 11/30/20	1,370,000	1,376,209
International Business Machines Corp. 2.900%, 11/01/21	592,000	583,962
Seagate HDD Cayman 4.250%, 03/01/22	665,000	635,501

		16,172,589

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.500%, 05/15/21	1,215,000	1,218,461
4.625%, 10/30/20	3,530,000	3,553,959
Air Lease Corp. 2.625%, 07/01/22	1,535,000	1,454,960
Alpha Holding S.A. de C.V. 10.000%, 12/19/22 (144A)	253,000	184,690
American Express Co. 3.700%, 11/05/21	2,175,000	2,194,444
3.700%, 08/03/23	1,295,000	1,298,664
American Express Credit Corp. 2.250%, 08/15/19	1,959,000	1,950,130
Capital One Financial Corp. 2.400%, 10/30/20	2,166,000	2,120,146
3.450%, 04/30/21	1,510,000	1,506,847
3.750%, 03/09/27	680,000	631,922
CME Group, Inc. 3.750%, 06/15/28	85,000	86,193
Credivalores-Crediservicios SAS 9.750%, 07/27/22 (144A)	655,000	569,850
Discover Financial Services 4.100%, 02/09/27	1,108,000	1,034,941

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Docuformas SAPI de C.V. 9.250%, 10/11/22 (144A)	320,000	$283,200
GE Capital International Funding Co. 4.418%, 11/15/35	3,000,000	2,523,921
Intercontinental Exchange, Inc. 3.450%, 09/21/23	930,000	934,669
3.750%, 09/21/28	355,000	355,332
4.000%, 10/15/23	1,495,000	1,530,227
Nuveen LLC 4.000%, 11/01/28 (144A)	915,000	943,426
Synchrony Financial 2.600%, 01/15/19	1,706,000	1,705,419
2.700%, 02/03/20	1,079,000	1,060,549
Tarjeta Naranja S.A. 52.292%, BADLAR + 3.500%, 04/11/22 (144A) (b)	1,016,000	406,400
Unifin Financiera S.A.B. de C.V. 7.250%, 09/27/23 (144A)	251,000	231,166
8.875%, 5Y H15 + 6.308%, 01/29/25 (144A) (b)	384,000	316,800
Visa, Inc. 3.150%, 12/14/25	1,300,000	1,278,116
4.150%, 12/14/35	876,000	906,925
4.300%, 12/14/45	645,000	671,084

		30,952,441

Electric—2.0%
AEP Texas, Inc. 3.950%, 06/01/28 (144A)	2,490,000	2,495,202
AEP Transmission Co. LLC 4.250%, 09/15/48	1,400,000	1,412,732
AES Panama SRL 6.000%, 06/25/22 (144A)	213,000	214,331
Alabama Power Co. 3.750%, 03/01/45	190,000	175,488
4.150%, 08/15/44	240,000	235,125
4.300%, 07/15/48	1,335,000	1,339,108
Alliant Energy Finance LLC 3.750%, 06/15/23 (144A)	525,000	528,207
Ameren Illinois Co. 3.800%, 05/15/28	1,090,000	1,109,497
Baltimore Gas & Electric Co. 3.500%, 08/15/46	805,000	710,927
3.750%, 08/15/47	715,000	656,624
4.250%, 09/15/48	680,000	676,281
CenterPoint Energy Houston Electric LLC 3.550%, 08/01/42	560,000	510,131
3.950%, 03/01/48	440,000	428,147
Consumers Energy Co. 4.050%, 05/15/48	390,000	385,149
DTE Electric Co. 4.050%, 05/15/48	1,745,000	1,731,725
DTE Energy Co. 3.700%, 08/01/23	820,000	814,208
Duke Energy Carolinas LLC
3.700%, 12/01/47	715,000	650,401
3.950%, 11/15/28	1,625,000	1,665,557

Electric—(Continued)
Duke Energy Corp. 3.750%, 09/01/46	2,280,000	1,974,019
4.800%, 12/15/45	215,000	219,269
Duke Energy Florida LLC 3.800%, 07/15/28	815,000	822,123
4.200%, 07/15/48	570,000	568,384
Duke Energy Progress LLC 3.000%, 09/15/21	480,000	480,667
3.250%, 08/15/25	1,145,000	1,114,698
3.700%, 09/01/28	2,905,000	2,936,307
Electricite de France S.A. 4.500%, 09/21/28 (144A)	1,370,000	1,328,661
Emera U.S. Finance L.P. 2.150%, 06/15/19	2,058,000	2,041,181
Entergy Corp. 2.950%, 09/01/26	350,000	323,073
Entergy Louisiana LLC 4.200%, 09/01/48	1,570,000	1,551,771
5.400%, 11/01/24	405,000	445,151
Exelon Corp. 2.450%, 04/15/21	549,000	536,923
4.450%, 04/15/46	2,800,000	2,666,617
4.950%, 06/15/35	501,000	504,819
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	3,915,000	3,957,520
Florida Power & Light Co. 3.950%, 03/01/48	1,278,000	1,250,037
4.125%, 06/01/48	1,320,000	1,325,353
Generacion Mediterranea S.A. / Generacion Frias S.A. / Central Termica Roca S.A. 9.625%, 07/27/23 (144A) (f)	1,182,000	995,847
Genneia S.A. 8.750%, 01/20/22 (144A)	1,216,000	1,097,440
Inkia Energy, Ltd. 5.875%, 11/09/27 (144A)	349,000	323,265
Kansas City Power & Light Co. 4.200%, 03/15/48	1,350,000	1,311,239
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	575,000	571,249
MidAmerican Energy Co. 4.400%, 10/15/44	837,000	863,496
Northern States Power Co. 3.400%, 08/15/42	1,370,000	1,236,398
4.000%, 08/15/45	780,000	761,207
4.200%, 09/01/48	630,000	620,559
Ohio Power Co. 6.600%, 02/15/33	955,000	1,193,169
Oncor Electric Delivery Co. LLC 4.550%, 12/01/41	970,000	1,012,650
Orazul Energy Egenor S. en C. por A. 5.625%, 04/28/27 (144A)	549,000	485,179
Pacific Gas & Electric Co. 6.050%, 03/01/34	650,000	602,953
PacifiCorp 4.125%, 01/15/49	475,000	468,146

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Public Service Electric & Gas Co. 3.650%, 09/01/28	1,780,000	$1,803,327
Southern Co. (The) 4.400%, 07/01/46	2,085,000	1,919,678
Southwestern Electric Power Co. 4.100%, 09/15/28	910,000	912,728
Stoneway Capital Corp. 10.000%, 03/01/27 (144A)	1,630,440	1,465,358
10.000%, 03/01/27	635,024	570,727
Tampa Electric Co. 2.600%, 09/15/22	700,000	678,583
4.300%, 06/15/48	260,000	248,807
4.450%, 06/15/49	680,000	663,879
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	1,975,000	1,967,512
Virginia Electric & Power Co. 2.750%, 03/15/23	2,130,000	2,077,323
3.500%, 03/15/27	2,495,000	2,458,486
4.000%, 01/15/43	1,650,000	1,567,372
4.000%, 11/15/46	1,050,000	994,597
4.200%, 05/15/45	250,000	242,850
4.450%, 02/15/44	287,000	288,981
4.600%, 12/01/48	160,000	167,122
WEC Energy Group, Inc. 3.375%, 06/15/21	390,000	389,740

		69,745,280

Electronics—0.1%
Corning, Inc. 4.375%, 11/15/57	2,760,000	2,309,604
Honeywell International, Inc. 3.812%, 11/21/47	495,000	470,611
Tyco Electronics Group S.A. 3.125%, 08/15/27	645,000	596,967
3.450%, 08/01/24	300,000	291,980

		3,669,162

Engineering & Construction—0.0%
Aeropuerto Internacional de Tocumen S.A. 5.625%, 05/18/36 (144A)	276,000	280,485
Aeropuertos Argentina S.A. 6.875%, 02/01/27 (144A)	539,000	497,228
Aeropuertos Dominicanos Siglo S.A. 6.750%, 03/30/29 (144A)	279,000	268,014
Mexico City Airport Trust 4.250%, 10/31/26 (144A)	505,000	450,081

		1,495,808

Environmental Control—0.1%
Republic Services, Inc. 2.900%, 07/01/26	750,000	707,792
3.950%, 05/15/28	955,000	956,198
4.750%, 05/15/23	510,000	533,804

Environmental Control—(Continued)
Waste Management, Inc. 3.900%, 03/01/35	967,000	939,482

		3,137,276

Food—0.3%
Campbell Soup Co. 8.875%, 05/01/21	680,000	751,630
Conagra Brands, Inc. 3.800%, 10/22/21	455,000	455,140
General Mills, Inc. 3.200%, 04/16/21	890,000	885,313
4.000%, 04/17/25	983,000	967,831
Kroger Co. (The) 2.650%, 10/15/26	2,415,000	2,149,638
MARB BondCo plc 6.875%, 01/19/25 (144A)	1,529,000	1,417,016
Marfrig Holdings Europe B.V. 8.000%, 06/08/23 (144A)	512,000	513,280
Tyson Foods, Inc.
3.550%, 06/02/27 (f)	1,420,000	1,323,190
3.900%, 09/28/23	225,000	224,672
3.950%, 08/15/24	1,745,000	1,734,750
5.100%, 09/28/48	200,000	192,174

		10,614,634

Forest Products & Paper—0.1%
Eldorado Intl. Finance GmbH 8.625%, 06/16/21 (144A)	609,000	631,076
Georgia-Pacific LLC 3.734%, 07/15/23 (144A)	800,000	807,566
5.400%, 11/01/20 (144A)	935,000	968,639
7.375%, 12/01/25	935,000	1,127,970
Klabin Finance S.A. 4.875%, 09/19/27 (144A)	1,024,000	929,280
Suzano Austria GmbH 6.000%, 01/15/29 (144A)	881,000	899,061

		5,363,592

Gas—0.1%
NiSource, Inc. 2.650%, 11/17/22	240,000	229,759
3.490%, 05/15/27	1,825,000	1,742,471

		1,972,230

Healthcare-Products—0.7%
Abbott Laboratories 3.400%, 11/30/23	350,000	348,909
3.750%, 11/30/26	3,109,000	3,072,066
Baxter International, Inc. 1.700%, 08/15/21	140,000	134,310
Becton Dickinson & Co. 2.133%, 06/06/19	1,630,000	1,620,510
2.675%, 12/15/19	2,345,000	2,322,737
2.894%, 06/06/22	3,240,000	3,137,853
3.300%, 03/01/23	1,420,000	1,395,020

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Becton Dickinson & Co. 4.685%, 12/15/44	367,000	$343,941
Covidien International Finance S.A. 2.950%, 06/15/23	870,000	851,760
Edwards Lifesciences Corp. 4.300%, 06/15/28	485,000	490,642
Medtronic, Inc. 3.500%, 03/15/25	1,650,000	1,644,192
4.375%, 03/15/35	3,410,000	3,494,877
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	2,425,000	2,239,089
3.000%, 04/15/23	860,000	836,634
4.150%, 02/01/24	1,995,000	2,020,756
4.500%, 03/01/21	1,720,000	1,757,851

		25,711,147

Healthcare-Services—0.7%
Aetna, Inc.
4.125%, 11/15/42	475,000	411,724
4.500%, 05/15/42	881,000	818,880
4.750%, 03/15/44	690,000	659,175
AHS Hospital Corp. 5.024%, 07/01/45	490,000	544,993
Anthem, Inc. 3.500%, 08/15/24	290,000	284,432
4.101%, 03/01/28	905,000	887,547
Baylor Scott & White Holdings 4.185%, 11/15/45	775,000	764,990
Catholic Health Initiatives 4.350%, 11/01/42	550,000	498,119
Cigna Holding Co. 3.250%, 04/15/25	2,382,000	2,267,412
Dignity Health 2.637%, 11/01/19	1,319,000	1,311,314
Kaiser Foundation Hospitals
3.500%, 04/01/22	1,288,000	1,309,419
4.150%, 05/01/47	383,000	378,830
Laboratory Corp. of America Holdings 2.625%, 02/01/20	1,583,000	1,571,819
Mercy Healthcare System 4.302%, 07/01/28	505,000	515,449
Montefiore Obligated Group 5.246%, 11/01/48	1,089,000	1,055,625
Ochsner Clinic Foundation 5.897%, 05/15/45	638,000	773,444
PeaceHealth Obligated Group 4.787%, 11/15/48	894,000	946,445
Providence St Joseph Health Obligated Group 3.930%, 10/01/48	887,000	846,182
Southern Baptist Hospital of Florida, Inc. 4.857%, 07/15/45	650,000	708,357
SSM Health Care Corp. 3.688%, 06/01/23	953,000	961,686
Sutter Health 3.695%, 08/15/28	1,045,000	1,048,509

Healthcare-Services—(Continued)
Trinity Health Corp. 4.125%, 12/01/45	502,000	477,640
UnitedHealth Group, Inc. 3.100%, 03/15/26	590,000	569,684
3.700%, 12/15/25	1,055,000	1,066,035
3.750%, 07/15/25	1,730,000	1,752,011
3.750%, 10/15/47	1,050,000	962,371
3.850%, 06/15/28	450,000	455,185
4.200%, 01/15/47	790,000	786,102
4.450%, 12/15/48	335,000	345,332
4.625%, 07/15/35	377,000	400,575

		25,379,286

Holding Companies-Diversified—0.0%
Grupo KUO S.A.B. de C.V. 5.750%, 07/07/27 (144A)	1,068,000	968,142

Household Products/Wares—0.0%
Controladora Mabe S.A. de C.V. 5.600%, 10/23/28 (144A)	843,000	791,156

Insurance—0.5%
Ambac Assurance Corp. 5.100%, 06/07/20 (144A)	162,922	216,686
Ambac LSNI LLC 7.803%, 3M LIBOR + 5.000%, 02/12/23 (144A) (b)	1,002,619	1,003,873
Aon Corp. 4.500%, 12/15/28	2,175,000	2,203,119
Aon plc 4.750%, 05/15/45	485,000	476,517
AXA Equitable Holdings, Inc. 3.900%, 04/20/23 (144A)	260,000	256,763
5.000%, 04/20/48 (144A)	780,000	684,439
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	325,000	302,312
Marsh & McLennan Cos., Inc. 3.500%, 06/03/24	2,605,000	2,565,825
3.500%, 03/10/25	880,000	864,849
3.750%, 03/14/26	94,000	92,936
4.050%, 10/15/23	680,000	689,897
4.200%, 03/01/48 (f)	1,215,000	1,105,092
4.350%, 01/30/47	191,000	178,365
Principal Financial Group, Inc. 4.300%, 11/15/46	360,000	331,687
Prudential Financial, Inc. 3.878%, 03/27/28	2,120,000	2,131,756
Travelers Cos., Inc. (The) 4.600%, 08/01/43	945,000	981,106
Trinity Acquisition plc 4.400%, 03/15/26	515,000	512,008
Willis North America, Inc. 3.600%, 05/15/24	2,565,000	2,504,182

		17,101,412

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—0.1%
Alibaba Group Holding, Ltd. 3.600%, 11/28/24 (f)	1,400,000	$1,369,364
Baidu, Inc. 4.375%, 05/14/24	915,000	922,527

		2,291,891

Iron/Steel—0.1%
Nucor Corp. 5.200%, 08/01/43	585,000	621,169
Samarco Mineracao S.A. 4.125%, 11/01/22	602,000	454,510
Steel Dynamics, Inc. 5.125%, 10/01/21	1,086,000	1,084,642

		2,160,321

Media—1.7%
Cablevision S.A. 6.500%, 06/15/21 (144A)	227,000	218,771
CBS Corp. 2.300%, 08/15/19	2,077,000	2,061,626
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, 07/23/20	6,710,000	6,701,670
4.500%, 02/01/24	2,115,000	2,111,645
4.908%, 07/23/25	2,902,000	2,884,317
5.750%, 04/01/48	1,940,000	1,818,841
6.384%, 10/23/35	3,898,000	4,004,683
Comcast Corp. 3.150%, 03/01/26	2,980,000	2,852,719
3.200%, 07/15/36	4,806,000	4,138,874
3.300%, 10/01/20	4,085,000	4,099,872
3.375%, 02/15/25	290,000	284,156
3.400%, 07/15/46	2,495,000	2,070,352
4.150%, 10/15/28	1,405,000	1,427,557
4.250%, 10/15/30	1,135,000	1,148,649
4.400%, 08/15/35	1,001,000	969,358
4.950%, 10/15/58	785,000	799,303
COX Communications, Inc. 3.150%, 08/15/24 (144A)	4,170,000	4,011,248
Discovery Communications LLC 3.800%, 03/13/24	1,616,000	1,576,350
3.950%, 06/15/25 (144A)	1,230,000	1,182,021
4.375%, 06/15/21	1,370,000	1,394,095
5.200%, 09/20/47	435,000	402,189
NBCUniversal Enterprise, Inc. 5.250%, 03/19/21 (144A) (f)	2,305,000	2,333,813
NBCUniversal Media LLC 4.450%, 01/15/43	915,000	883,127
Time Warner Cable LLC 4.125%, 02/15/21	2,130,000	2,139,407
4.500%, 09/15/42	161,000	129,581
5.000%, 02/01/20	1,055,000	1,069,674
5.500%, 09/01/41	588,000	520,276
Viacom, Inc. 6.875%, 04/30/36	850,000	913,022

Media—(Continued)
Warner Media LLC 2.100%, 06/01/19	3,352,000	3,336,421
3.600%, 07/15/25	820,000	776,988
4.650%, 06/01/44	440,000	385,561
4.850%, 07/15/45	1,980,000	1,771,682

		60,417,848

Mining—0.2%
Anglo American Capital plc 3.625%, 09/11/24 (144A)	2,075,000	1,958,573
Barrick Gold Corp. 5.250%, 04/01/42	720,000	720,419
BHP Billiton Finance USA, Ltd. 5.000%, 09/30/43	760,000	828,132
Largo Resources, Ltd. 9.250%, 06/01/21 (144A)	96,000	100,920
Newmont Mining Corp. 3.500%, 03/15/22	2,740,000	2,711,283

		6,319,327

Miscellaneous Manufacturing—0.0%
Eaton Corp. 2.750%, 11/02/22	1,285,000	1,249,715
General Electric Co. 4.500%, 03/11/44	599,000	489,128

		1,738,843

Oil & Gas—1.8%
Anadarko Petroleum Corp. Zero Coupon, 10/10/36 (m)	2,000,000	835,379
6.200%, 03/15/40	1,690,000	1,750,668
Apache Corp. 2.625%, 01/15/23	985,000	930,382
4.750%, 04/15/43 (f)	2,090,000	1,794,363
5.100%, 09/01/40	720,000	646,181
BP Capital Markets America, Inc. 3.790%, 02/06/24	1,190,000	1,202,758
Cimarex Energy Co. 3.900%, 05/15/27 (f)	1,790,000	1,661,923
4.375%, 06/01/24	2,595,000	2,580,367
Concho Resources, Inc. 3.750%, 10/01/27	3,130,000	2,948,158
4.375%, 01/15/25	1,535,000	1,516,747
Continental Resources, Inc. 3.800%, 06/01/24	1,515,000	1,434,100
4.500%, 04/15/23 (f)	5,340,000	5,255,202
5.000%, 09/15/22	3,056,000	3,034,165
Devon Energy Corp. 4.000%, 07/15/21	885,000	885,840
EOG Resources, Inc. 3.900%, 04/01/35	275,000	259,900
4.150%, 01/15/26	537,000	551,417
Exxon Mobil Corp. 1.819%, 03/15/19	3,300,000	3,293,920

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Frontera Energy Corp. 9.700%, 06/25/23 (144A)	603,000	$594,709
Hess Corp. 5.800%, 04/01/47	740,000	665,432
Marathon Oil Corp. 2.700%, 06/01/20	2,850,000	2,807,470
Marathon Petroleum Corp. 4.750%, 12/15/23 (144A)	4,910,000	5,037,806
5.125%, 03/01/21	3,285,000	3,380,260
5.850%, 12/15/45	660,000	652,393
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350%, 12/01/21 (144A)	375,720	360,879
Odebrecht Offshore Drilling Finance, Ltd. 6.720%, 12/01/22 (144A)	359,806	334,169
7.720%, PIK, 12/01/26 (144A) (h)	12,144	3,157
Petrobras Global Finance B.V. 5.999%, 01/27/28	877,000	825,704
7.375%, 01/17/27	1,641,000	1,686,127
8.750%, 05/23/26	877,000	983,555
Pioneer Natural Resources Co. 3.950%, 07/15/22	270,000	270,789
4.450%, 01/15/26	3,373,000	3,407,095
Puma International Financing S.A. 5.000%, 01/24/26 (144A)	806,000	624,715
5.125%, 10/06/24 (144A)	200,000	159,676
Resolute Energy Corp. 8.500%, 05/01/20	2,260,000	2,226,100
Shell International Finance B.V. 2.250%, 01/06/23	2,775,000	2,668,524
3.250%, 05/11/25	760,000	749,724
3.625%, 08/21/42	640,000	580,941
4.125%, 05/11/35	421,000	421,972
Tecpetrol S.A. 4.875%, 12/12/22 (144A)	333,000	306,360
Valero Energy Corp. 3.400%, 09/15/26	939,000	860,468
3.650%, 03/15/25	1,471,000	1,404,365
YPF S.A.
8.750%, 04/04/24 (144A)	345,000	324,300
8.750%, 04/04/24	501,000	470,940

		62,389,100

Oil & Gas Services—0.2%
Halliburton Co. 3.800%, 11/15/25 (f)	5,625,000	5,455,134
5.000%, 11/15/45 (f)	234,000	231,705
Odebrecht Oil & Gas Finance, Ltd. Zero Coupon, 02/18/19 (144A) (m)	63,301	652
Schlumberger Holdings Corp. 3.000%, 12/21/20 (144A)	1,832,000	1,815,747

		7,503,238

Packaging & Containers—0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/20	2,190,183	2,184,708

Pharmaceuticals—2.0%
AbbVie, Inc. 2.300%, 05/14/21	650,000	634,748
3.600%, 05/14/25	1,595,000	1,530,571
3.750%, 11/14/23	1,170,000	1,164,009
4.250%, 11/14/28	1,035,000	1,005,401
4.400%, 11/06/42	880,000	777,993
4.500%, 05/14/35	2,365,000	2,190,058
Allergan Finance LLC 3.250%, 10/01/22	1,015,000	992,334
Allergan Funding SCS 3.450%, 03/15/22	3,840,000	3,781,083
3.800%, 03/15/25	9,838,000	9,608,191
Bayer U.S. Finance II LLC 3.375%, 07/15/24 (144A)	285,000	271,092
3.600%, 07/15/42 (144A)	570,000	421,076
Cigna Corp. 3.200%, 09/17/20 (144A)	7,505,000	7,472,812
CVS Health Corp. 3.700%, 03/09/23	2,395,000	2,369,225
4.000%, 12/05/23	2,205,000	2,211,160
4.100%, 03/25/25	2,945,000	2,919,154
4.780%, 03/25/38	740,000	709,883
5.050%, 03/25/48	2,250,000	2,191,280
5.125%, 07/20/45	5,110,000	4,980,400
GlaxoSmithKline Capital plc 2.850%, 05/08/22	2,930,000	2,893,277
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/28	840,000	854,144
Johnson & Johnson 2.450%, 03/01/26	275,000	258,373
2.625%, 01/15/25	1,455,000	1,401,498
3.625%, 03/03/37	305,000	293,710
Merck & Co., Inc. 3.600%, 09/15/42	245,000	231,741
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	6,480,000	6,389,291
2.400%, 09/23/21	695,000	672,025
3.200%, 09/23/26	2,784,000	2,520,623
Takeda Pharmaceutical Co., Ltd. 3.800%, 11/26/20 (144A)	1,360,000	1,367,933
4.400%, 11/26/23 (144A)	2,395,000	2,421,075
5.000%, 11/26/28 (144A) (f)	2,170,000	2,217,672
Wyeth LLC 5.950%, 04/01/37	1,685,000	2,030,522
6.450%, 02/01/24	275,000	314,869

		69,097,223

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—2.4%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 4.250%, 12/01/27	535,000	$505,331
5.200%, 12/01/47	1,240,000	1,117,746
5.250%, 01/15/25	100,000	101,825
5.500%, 10/15/19	2,260,000	2,279,056
Buckeye Partners L.P. 4.875%, 02/01/21	3,363,000	3,400,256
Enbridge, Inc. 2.900%, 07/15/22	2,120,000	2,051,554
3.700%, 07/15/27 (f)	1,690,000	1,601,576
5.500%, 3M LIBOR + 3.418%, 07/15/77 (b)	1,510,000	1,280,069
Energy Transfer L.P. 4.250%, 03/15/23	4,600,000	4,427,500
5.875%, 01/15/24	2,789,000	2,847,234
Energy Transfer Operating L.P. 4.900%, 02/01/24	330,000	334,000
5.200%, 02/01/22	550,000	564,803
6.500%, 02/01/42	2,650,000	2,647,803
Energy Transfer Partners L.P. / Regency Energy Finance Corp. 4.500%, 11/01/23	2,740,000	2,740,891
5.000%, 10/01/22 (f)	630,000	642,906
5.750%, 09/01/20	190,000	194,974
5.875%, 03/01/22	3,395,000	3,532,251
Enterprise Products Operating LLC 4.450%, 02/15/43	1,429,000	1,298,376
4.800%, 02/01/49	215,000	209,151
5.100%, 02/15/45	501,000	503,452
Kinder Morgan Energy Partners L.P. 5.000%, 03/01/43	360,000	327,027
5.800%, 03/15/35	585,000	599,018
6.375%, 03/01/41	260,000	276,200
Kinder Morgan, Inc. 3.050%, 12/01/19	2,040,000	2,028,270
3.150%, 01/15/23	3,310,000	3,211,409
5.050%, 02/15/46	3,185,000	2,912,858
5.550%, 06/01/45	170,000	168,567
MPLX L.P. 4.875%, 12/01/24	3,835,000	3,903,477
4.875%, 06/01/25	1,101,000	1,110,136
5.200%, 03/01/47	754,000	694,924
Northwest Pipeline LLC 4.000%, 04/01/27	2,735,000	2,659,777
Plains All American Pipeline L.P. / PAA Finance Corp. 3.650%, 06/01/22	280,000	274,871
Sabine Pass Liquefaction LLC 5.625%, 04/15/23	3,230,000	3,402,882
5.625%, 03/01/25	3,475,000	3,610,061
5.750%, 05/15/24	3,380,000	3,542,597
5.875%, 06/30/26	2,681,000	2,839,928
Spectra Energy Partners L.P. 4.500%, 03/15/45	2,060,000	1,865,130
Sunoco Logistics Partners Operations L.P. 5.400%, 10/01/47	2,610,000	2,341,027
Texas Eastern Transmission L.P. 4.150%, 01/15/48 (144A)	625,000	557,059

Pipelines—(Continued)
Texas Eastern Transmission L.P. 3.500%, 01/15/28 (144A)	1,240,000	1,171,414
TransCanada PipeLines, Ltd. 4.250%, 05/15/28	940,000	931,478
4.875%, 01/15/26	2,035,000	2,105,916
6.100%, 06/01/40	1,235,000	1,370,593
Transcontinental Gas Pipe Line Co. LLC 4.000%, 03/15/28	1,750,000	1,712,238
4.600%, 03/15/48	390,000	365,158
7.850%, 02/01/26	895,000	1,082,415
Transportadora de Gas Internacional S.A. ESP 5.550%, 11/01/28 (144A)	427,000	431,804
Williams Cos., Inc. (The) 3.700%, 01/15/23	1,070,000	1,043,738
4.000%, 11/15/21	675,000	677,597
4.000%, 09/15/25	1,765,000	1,704,990
4.125%, 11/15/20	1,500,000	1,511,655
4.550%, 06/24/24	680,000	686,555
5.750%, 06/24/44	1,480,000	1,489,183
7.500%, 01/15/31	645,000	770,445
7.875%, 09/01/21	390,000	425,885

		86,087,036

Real Estate Investment Trusts—0.3%
American Tower Corp. 3.000%, 06/15/23	1,520,000	1,462,338
3.300%, 02/15/21	1,342,000	1,334,257
3.450%, 09/15/21	500,000	499,885
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23	850,000	841,695
Crown Castle International Corp. 2.250%, 09/01/21	2,481,000	2,398,578
3.200%, 09/01/24	3,660,000	3,463,999
3.400%, 02/15/21	668,000	667,744
Trust F/1401 6.950%, 01/30/44	280,000	264,603

		10,933,099

Retail—0.5%
Home Depot, Inc. (The) 3.500%, 09/15/56	570,000	480,092
3.900%, 12/06/28	710,000	727,679
5.875%, 12/16/36	405,000	485,536
Lowe’s Cos., Inc. 4.375%, 09/15/45	1,405,000	1,263,325
McDonald’s Corp. 3.350%, 04/01/23	1,240,000	1,233,657
3.700%, 01/30/26	1,390,000	1,363,260
3.700%, 02/15/42	575,000	497,707
4.450%, 03/01/47	765,000	732,433
4.450%, 09/01/48	255,000	242,922
4.700%, 12/09/35	1,035,000	1,040,611
4.875%, 12/09/45	930,000	940,327
Walgreens Boots Alliance, Inc. 3.450%, 06/01/26	4,090,000	3,845,901

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Walgreens Boots Alliance, Inc. 3.800%, 11/18/24	1,870,000	$1,840,158
4.800%, 11/18/44	114,000	104,456
Walmart, Inc. 3.550%, 06/26/25	1,370,000	1,385,718
4.050%, 06/29/48	650,000	648,624

		16,832,406

Semiconductors—1.1%
Analog Devices, Inc. 2.500%, 12/05/21	1,895,000	1,849,720
3.500%, 12/05/26	835,000	799,609
3.900%, 12/15/25	347,000	340,685
5.300%, 12/15/45	593,000	624,599
Applied Materials, Inc. 3.900%, 10/01/25	2,110,000	2,124,259
4.350%, 04/01/47 (f)	977,000	958,952
5.100%, 10/01/35	1,139,000	1,213,339
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, 01/15/20	1,782,000	1,759,551
3.000%, 01/15/22	10,267,000	9,873,385
Lam Research Corp. 2.750%, 03/15/20	1,335,000	1,322,287
2.800%, 06/15/21	660,000	652,624
NVIDIA Corp. 3.200%, 09/16/26	1,590,000	1,509,665
NXP B.V. / NXP Funding LLC 3.875%, 09/01/22 (144A)	2,956,000	2,837,760
4.125%, 06/01/21 (144A)	3,755,000	3,708,062
4.625%, 06/15/22 (144A)	715,000	704,275
4.875%, 03/01/24 (144A)	1,085,000	1,089,763
QUALCOMM, Inc. 2.600%, 01/30/23	2,160,000	2,078,499
2.900%, 05/20/24	945,000	899,760
4.300%, 05/20/47	2,255,000	2,005,539
4.800%, 05/20/45	841,000	802,088
Texas Instruments, Inc. 2.250%, 05/01/23	550,000	528,505
4.150%, 05/15/48	660,000	659,552

		38,342,478

Software—0.8%
Autodesk, Inc. 3.500%, 06/15/27	2,130,000	1,981,847
Fidelity National Information Services, Inc. 3.000%, 08/15/26	4,510,000	4,151,221
4.500%, 08/15/46	15,000	13,660
4.750%, 05/15/48	1,560,000	1,452,063
Fiserv, Inc. 3.850%, 06/01/25	440,000	436,273
4.200%, 10/01/28	1,240,000	1,238,283
Microsoft Corp. 3.450%, 08/08/36	4,100,000	3,884,425
3.500%, 02/12/35	1,449,000	1,384,418
3.700%, 08/08/46	4,105,000	3,951,818

Software—(Continued)
Oracle Corp. 2.400%, 09/15/23	510,000	489,380
2.500%, 10/15/22	235,000	228,703
2.650%, 07/15/26	2,280,000	2,114,129
3.250%, 11/15/27	489,000	471,913
3.400%, 07/08/24	1,130,000	1,127,669
3.900%, 05/15/35	1,422,000	1,362,606
4.000%, 07/15/46	1,364,000	1,274,552
4.000%, 11/15/47	595,000	554,501
VMware, Inc. 2.300%, 08/21/20	1,729,000	1,693,190

		27,810,651

Sovereign—0.0%
Oman Sovereign Sukuk SAOC 5.932%, 10/31/25 (144A)	1,437,000	1,365,374

Telecommunications—2.0%
AT&T, Inc. 3.400%, 05/15/25	615,000	578,109
4.125%, 02/17/26	385,000	376,158
4.300%, 02/15/30	8,555,000	8,089,837
4.350%, 06/15/45 (f)	4,340,000	3,672,332
5.150%, 02/15/50	2,080,000	1,929,464
5.250%, 03/01/37	1,953,000	1,919,875
Axtel S.A.B. de CV 6.375%, 11/14/24	200,000	189,698
6.375%, 11/14/24 (144A)	920,000	872,611
Cisco Systems, Inc. 2.950%, 02/28/26	605,000	577,129
Deutsche Telekom International Finance B.V. 4.375%, 06/21/28 (144A)	1,100,000	1,083,726
Digicel Group, Ltd. 7.125%, 04/01/22 (144A)	386,000	179,490
Juniper Networks, Inc. 3.300%, 06/15/20	1,478,000	1,472,244
Oi S.A. 10.000%, 4.000% PIK, 07/27/25 (h)	828,000	818,685
Rogers Communications, Inc. 5.000%, 03/15/44	214,000	222,819
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	2,527,938	2,496,338
4.738%, 03/20/25 (144A)	9,605,000	9,424,906
Telefonica Emisiones S.A.U. 4.665%, 03/06/38	1,895,000	1,716,051
TELUS Corp. 4.600%, 11/16/48	235,000	234,649
Verizon Communications, Inc. 3.203%, 3M LIBOR + 0.550%, 05/22/20 (b)	4,870,000	4,859,366
4.125%, 08/15/46	1,160,000	1,024,856
4.329%, 09/21/28	11,893,000	11,949,240
4.400%, 11/01/34	760,000	733,209
4.500%, 08/10/33	3,260,000	3,220,567
5.500%, 03/16/47 (f)	4,200,000	4,472,151

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Vodafone Group plc 3.750%, 01/16/24	4,154,000	$4,094,034
4.125%, 05/30/25	1,250,000	1,235,402
5.250%, 05/30/48 (f)	2,985,000	2,806,011

		70,248,957

Transportation—0.6%
Burlington Northern Santa Fe LLC 4.125%, 06/15/47	970,000	940,111
4.150%, 04/01/45	490,000	475,728
4.150%, 12/15/48	105,000	102,408
4.700%, 09/01/45	665,000	696,280
6.150%, 05/01/37	234,000	285,343
CSX Corp. 4.250%, 03/15/29	1,100,000	1,117,545
4.250%, 11/01/66	635,000	549,855
4.750%, 11/15/48	560,000	568,025
FedEx Corp. 3.875%, 08/01/42	925,000	769,030
3.900%, 02/01/35	1,975,000	1,789,923
4.050%, 02/15/48	2,470,000	2,071,897
4.900%, 01/15/34	190,000	194,363
Hidrovias International Finance S.a.r.l. 5.950%, 01/24/25 (144A)	588,000	535,086
Norfolk Southern Corp. 2.900%, 06/15/26	1,310,000	1,232,514
3.650%, 08/01/25	1,125,000	1,131,373
4.050%, 08/15/52 (f)	630,000	563,510
Rumo Luxembourg S.a.r.l. 5.875%, 01/18/25 (144A)	679,000	649,301
7.375%, 02/09/24 (144A)	604,000	629,610
Ryder System, Inc. 3.750%, 06/09/23	135,000	134,162
Union Pacific Corp. 3.375%, 02/01/35	1,148,000	1,005,757
3.600%, 09/15/37	1,475,000	1,319,781
3.750%, 07/15/25	1,070,000	1,080,629
3.799%, 10/01/51	310,000	263,335
3.875%, 02/01/55	1,196,000	1,022,819
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	735,629	722,495

		19,850,880

Trucking & Leasing—0.1%
GATX Corp. 2.600%, 03/30/20 (f)	1,747,000	1,729,790
3.850%, 03/30/27	650,000	617,936
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.400%, 11/15/26 (144A)	2,690,000	2,515,320

		4,863,046

Total Corporate Bonds & Notes (Cost $1,289,307,054)		1,261,475,089

Asset-Backed Securities—10.7%
Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—1.0%
ACE Securities Corp. Home Equity Loan Trust 2.636%, 1M LIBOR + 0.130%, 05/25/37 (b)	1,181,953	339,951
Bayview Financial Revolving Asset Trust 3.506%, 1M LIBOR + 1.000%, 05/28/39 (144A) (b)	7,356,591	6,345,059
3.506%, 1M LIBOR + 1.000%, 12/28/40 (144A) (b)	498,533	483,505
Bear Stearns Asset-Backed Securities Trust 2.856%, 1M LIBOR + 0.350%, 04/25/37 (b)	2,569,757	2,013,321
3.515%, 1M LIBOR + 1.200%, 01/25/36 (b)	78,041	77,614
4.231%, 1M LIBOR + 1.725%, 08/25/34 (b)	89,088	88,358
Citigroup Mortgage Loan Trust 2.706%, 1M LIBOR + 0.200%, 05/25/37 (b)	2,678,059	1,980,085
2.756%, 1M LIBOR + 0.250%, 08/25/36 (b)	1,810,000	1,767,341
2.776%, 1M LIBOR + 0.270%, 05/25/37 (b)	1,216,491	907,188
Countrywide Asset-Backed Certificates 2.826%, 1M LIBOR + 0.320%, 10/25/36 (b)	1,260,766	1,195,783
Countrywide Home Equity Loan Trust
5.842%, 06/25/35	53,349	90,821
6.155%, 06/25/35	408,162	435,669
Home Equity Mortgage Loan Asset-Backed Trust 4.531%, 1M LIBOR + 2.025%, 07/25/34 (b)	259,397	258,325
Home Equity Mortgage Trust 5.867%, 07/25/36	734,570	244,539
Home Loan Mortgage Loan Trust 3.175%, 1M LIBOR + 0.720%, 04/15/36 (b)	886,947	813,357
Irwin Home Equity Loan Trust 6.530%, 09/25/37 (144A)	242,043	234,996
MASTR Asset-Backed Securities Trust 2.656%, 1M LIBOR + 0.150%, 06/25/36 (b)	954,222	517,936
2.766%, 1M LIBOR + 0.260%, 06/25/36 (144A) (b)	623,424	485,430
2.786%, 1M LIBOR + 0.280%, 05/25/37 (b)	621,846	524,609
Mill City Mortgage Trust 1.000%, 06/01/57 (144A)	3,560,000	569,600
4.000%, 06/01/57 (144A)	2,063,928	2,026,777
Morgan Stanley ABS Capital I, Inc. Trust 2.636%, 1M LIBOR + 0.130%, 11/25/36 (b)	4,754,485	2,829,354
Nationstar Home Equity Loan Trust 2.686%, 1M LIBOR + 0.180%, 06/25/37 (b)	107,940	107,183
Option One Mortgage Loan Trust 2.716%, 1M LIBOR + 0.210%, 03/25/37 (b)	930,000	608,251
5.820%, 03/25/37	4,505,907	4,412,367
5.866%, 01/25/37	2,429,205	2,271,721
Securitized Asset Backed Receivables LLC Trust 2.696%, 1M LIBOR + 0.190%, 11/25/36 (144A) (b)	1,030,960	606,642
Security National Mortgage Loan Trust 2.856%, 1M LIBOR + 0.350%, 04/25/37 (144A) (b)	311,673	306,242
WaMu Asset-Backed Certificates WaMu Trust 2.756%, 1M LIBOR + 0.250%, 04/25/37 (b)	3,284,847	1,686,129
2.866%, 1M LIBOR + 0.360%, 04/25/37 (b)	349,015	181,250
Yale Mortgage Loan Trust 2.906%, 1M LIBOR + 0.400%, 06/25/37 (144A) (b)	892,580	367,321

		34,776,724

Asset-Backed - Manufactured Housing—0.5%
Bank of America Manufactured Housing Contract Trust 7.070%, 02/10/22 (b)	470,000	393,169
7.930%, 12/10/25 (b)	4,000,000	2,594,818

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—(Continued)
BCMSC Trust 7.575%, 06/15/30 (b)	1,270,292	$412,468
7.830%, 06/15/30 (b)	1,178,847	395,661
8.290%, 06/15/30 (b)	2,018,917	717,426
Conseco Finance Corp. 6.280%, 09/01/30	470,988	497,617
6.830%, 04/01/30 (b)	140,717	125,436
6.980%, 09/01/30 (b)	1,051,501	900,261
7.500%, 03/01/30 (b)	468,692	323,770
7.860%, 03/01/30 (b)	641,007	457,328
Conseco Finance Securitizations Corp. 7.960%, 05/01/31	970,358	565,424
7.970%, 05/01/32	2,293,008	1,002,403
8.060%, 09/01/29 (b)	655,478	305,054
8.200%, 05/01/31	1,773,107	1,061,299
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (b)	720,000	761,393
Credit-Based Asset Servicing & Securitization LLC 6.250%, 10/25/36 (144A)	344,000	344,799
Greenpoint Manufactured Housing 8.290%, 12/15/29 (b)	440,000	465,893
9.230%, 12/15/29 (b)	532,234	434,572
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (b)	2,430,000	2,545,185
Oakwood Mortgage Investors, Inc. 6.930%, 09/15/31 (b)	264,203	224,086
7.620%, 06/15/32 (b)	812,435	672,716
Origen Manufactured Housing Contract Trust 3.655%, 1M LIBOR + 1.200%, 10/15/37 (144A) (b)	866,578	825,913
7.820%, 03/15/32 (b)	340,241	334,911

		16,361,602

Asset-Backed - Other—8.7%
Ajax Mortgage Loan Trust Zero Coupon, 02/26/57 (144A) (i) (j)	1,071,671	300,068
Zero Coupon, 06/25/57 (144A)	1,461,140	1,347,978
Zero Coupon, 12/25/57 (144A) (b)	1,710,373	769,668
Zero Coupon, 04/25/58 (144A)	797,019	438,361
Zero Coupon, 06/25/58 (144A) (b)	600,000	172,200
Zero Coupon, 08/25/58 (144A) (b)	822,226	460,446
Zero Coupon, 11/25/58 (144A) (i) (j)	2,000,000	834,506
3.750%, 12/25/57 (144A)	3,581,832	3,594,308
3.750%, 08/25/58 (144A) (b)	3,390,197	3,327,817
3.850%, 04/25/58 (144A)	3,323,761	3,329,809
4.375%, 06/25/57 (144A)	4,853,000	4,830,665
4.375%, 06/25/58 (144A) (b) (i) (j)	1,380,000	1,372,814
4.375%, 11/25/58 (144A) (b) (i) (j)	5,870,000	5,841,749
5.250%, 06/25/57 (144A)	567,000	554,241
5.250%, 06/25/58 (144A) (b) (i) (j)	230,000	224,891
5.250%, 11/25/58 (144A) (b) (i) (j)	780,000	762,674
Allegro CLO, Ltd. 3.233%, 3M LIBOR + 1.080%, 10/21/28 (144A) (b)	1,370,000	1,355,666
3.676%, 3M LIBOR + 1.240%, 10/16/30 (144A) (b)	400,000	397,125

Asset-Backed - Other—(Continued)
ALM, Ltd. 2.604%, 3M LIBOR + 1.250%, 10/18/27 (144A) (b)	900,000	884,915
3.326%, 3M LIBOR + 0.890%, 04/16/27 (144A) (b)	360,000	356,993
3.355%, 3M LIBOR + 0.910%, 10/18/27 (144A) (b)	1,450,000	1,435,754
3.836%, 3M LIBOR + 1.400%, 07/15/26 (144A) (b)	459,000	445,298
3.936%, 3M LIBOR + 1.500%, 07/15/27 (144A) (b)	1,810,000	1,783,690
4.086%, 3M LIBOR + 1.650%, 04/16/27 (144A) (b)	1,385,000	1,313,317
4.336%, 3M LIBOR + 1.900%, 07/15/27 (144A) (b)	720,000	694,222
AMMC CLO, Ltd. 3.818%, 3M LIBOR + 1.200%, 11/10/30 (144A) (b)	500,000	495,429
Anchorage Capital CLO, Ltd. 3.686%, 3M LIBOR + 1.250%, 10/13/30 (144A) (b)	835,000	828,636
3.706%, 3M LIBOR + 1.270%, 07/15/30 (144A) (b)	710,000	703,327
3.736%, 3M LIBOR + 1.300%, 10/15/27 (144A) (b)	1,130,000	1,107,957
3.886%, 3M LIBOR + 1.450%, 01/15/30 (144A) (b)	2,410,000	2,362,171
4.009%, 3M LIBOR + 1.500%, 01/28/31 (144A) (b)	1,270,000	1,227,204
4.109%, 3M LIBOR + 1.600%, 07/28/28 (144A) (b)	800,000	780,180
4.136%, 3M LIBOR + 1.700%, 10/15/27 (144A) (b)	250,000	238,288
4.286%, 3M LIBOR + 1.850%, 01/15/30 (144A) (b)	1,010,000	957,803
4.359%, 3M LIBOR + 1.850%, 01/28/31 (144A) (b)	1,390,000	1,309,070
4.586%, 3M LIBOR + 2.150%, 10/13/30 (144A) (b)	590,000	568,456
Apidos CLO 3.430%, 3M LIBOR + 0.980%, 01/19/25 (144A) (b)	224,269	224,153
Arbor Realty Collateralized Loan Obligation, Ltd. 3.445%, 1M LIBOR + 0.990%, 12/15/27 (144A) (b)	1,200,000	1,197,064
Arbor Realty Commercial Real Estate Notes, Ltd. 3.445%, 1M LIBOR + 0.990%, 08/15/27 (144A) (b)	570,000	561,485
4.155%, 1M LIBOR + 1.700%, 09/15/26 (144A) (b)	1,590,000	1,597,430
Ares CLO, Ltd. 3.606%, 3M LIBOR + 1.170%, 10/15/30 (144A) (b)	390,000	383,872
Atrium 4.119%, 3M LIBOR + 1.650%, 04/22/27 (144A) (b)	1,119,000	1,077,699
Avery Point CLO, Ltd. 3.429%, 3M LIBOR + 0.980%, 07/17/26 (144A) (b)	1,000,538	997,027
3.936%, 3M LIBOR + 1.500%, 01/15/28 (144A) (b)	2,820,000	2,820,020
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	198,305	196,135
3.336%, 11/15/48 (144A)	326,258	324,925
Babson CLO, Ltd. 3.659%, 3M LIBOR + 1.190%, 10/20/30 (144A) (b)	870,000	865,013
3.869%, 3M LIBOR + 1.400%, 01/20/31 (144A) (b)	250,000	242,135
Benefit Street Partners CLO, Ltd. 3.225%, 3M LIBOR + 0.780%, 07/18/27 (144A) (b)	820,000	809,206
3.559%, 3M LIBOR + 1.090%, 04/20/31 (144A) (b)	440,000	432,919
3.569%, 3M LIBOR + 1.100%, 01/20/31 (144A) (b)	2,000,000	1,969,812
3.685%, 3M LIBOR + 1.240%, 10/18/29 (144A) (b)	3,800,000	3,773,978
BlueMountain CLO, Ltd. 3.649%, 3M LIBOR + 1.180%, 10/22/30 (144A) (b)	760,000	750,277
Bowman Park CLO, Ltd. 3.857%, 3M LIBOR + 1.180%, 11/23/25 (144A) (b)	1,100,000	1,096,986
BSPRT Issuer, Ltd. 3.559%, 1M LIBOR + 1.050%, 03/15/28 (144A) (b)	390,000	389,068
3.805%, 1M LIBOR + 1.350%, 06/15/27 (144A) (b)	293,169	293,260
C-BASS Trust 2.485%, 1M LIBOR + 0.170%, 04/25/37 (b)	414,281	306,454
2.666%, 1M LIBOR + 0.160%, 10/25/36 (b)	269,192	203,651

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Carlyle Global Market Strategies CLO, Ltd. 3.335%, 3M LIBOR + 0.890%, 01/18/29 (144A) (b)	510,000	$502,786
3.419%, 3M LIBOR + 0.970%, 04/17/31 (144A) (b)	970,000	952,852
3.559%, 3M LIBOR + 1.050%, 07/27/31 (144A) (b)	4,100,000	4,044,293
3.919%, 3M LIBOR + 1.450%, 01/20/29 (144A) (b)	7,485,000	7,485,090
4.109%, 3M LIBOR + 1.600%, 07/28/28 (144A) (b)	640,000	631,883
Carlyle U.S. CLO, Ltd. 3.616%, 3M LIBOR + 1.180%, 01/15/30 (144A) (b)	1,550,000	1,540,082
Carrington Mortgage Loan Trust 2.626%, 1M LIBOR + 0.120%, 10/25/36 (b)	476,369	348,647
2.666%, 1M LIBOR + 0.160%, 10/25/36 (b)	614,941	538,124
2.726%, 1M LIBOR + 0.220%, 10/25/36 (b)	730,000	491,500
2.746%, 1M LIBOR + 0.240%, 08/25/36 (b)	4,800,000	3,595,836
CBAM, Ltd. 3.719%, 3M LIBOR + 1.250%, 07/20/30 (144A) (b)	2,000,000	1,972,680
4.199%, 3M LIBOR + 1.750%, 10/17/29 (144A) (b)	1,020,000	999,725
Cedar Funding CLO, Ltd. 3.449%, 3M LIBOR + 0.980%, 04/20/31 (144A) (b)	380,000	371,878
3.549%, 3M LIBOR + 1.100%, 07/17/31 (144A) (b)	770,000	757,658
3.559%, 3M LIBOR + 1.090%, 10/20/28 (144A) (b)	3,680,000	3,646,965
3.699%, 3M LIBOR + 1.250%, 10/17/30 (144A) (b)	5,150,000	5,135,302
Cent CLO, Ltd. 3.506%, 3M LIBOR + 1.070%, 10/15/26 (144A) (b)	1,130,000	1,119,418
Chase Funding Trust 6.333%, 04/25/32	323,956	327,716
CIFC Funding, Ltd. 3.445%, 3M LIBOR + 1.000%, 04/18/31 (144A) (b)	589,000	577,606
4.186%, 3M LIBOR + 1.750%, 07/16/30 (144A) (b)	250,000	245,674
Citicorp Residential Mortgage Trust 5.127%, 06/25/37	1,030,000	967,908
Citigroup Mortgage Loan Trust, Inc. 2.826%, 1M LIBOR + 0.320%, 11/25/36 (b)	990,000	834,870
Countrywide Asset-Backed Certificates 2.666%, 1M LIBOR + 0.160%, 12/25/35 (b)	1,832,286	1,799,329
2.726%, 1M LIBOR + 0.220%, 12/25/25 (b)	70,386	77,105
Countrywide Asset-Backed Certificates Trust 2.666%, 1M LIBOR + 0.160%, 09/25/46 (b)	117,482	115,039
Countrywide Revolving Home Equity Loan Resecuritization Trust 2.755%, 1M LIBOR + 0.300%, 12/15/33 (144A) (b)	579,812	542,031
Countrywide Revolving Home Equity Loan Trust 2.635%, 1M LIBOR + 0.180%, 05/15/35 (b)	383,650	368,897
Credit-Based Asset Servicing & Securitization LLC 3.459%, 12/25/36	206,346	184,991
CWABS Asset-Backed Certificates Trust 5.669%, 05/25/36 (b)	381,875	372,312
5.690%, 05/25/36 (b)	1,392,665	1,354,596
CWHEQ Revolving Home Equity Loan Resuritization Trust 2.695%, 1M LIBOR + 0.240%, 12/15/35 (144A) (b)	430,917	414,769
CWHEQ Revolving Home Equity Loan Trust 2.605%, 1M LIBOR + 0.150%, 11/15/36 (b)	765,122	625,535
DCP Rights LLC 5.463%, 10/25/44 (144A)	6,668,360	6,811,357
Dorchester Park CLO DAC 3.919%, 3M LIBOR + 1.450%, 04/20/28 (144A) (b)	934,000	907,012
Dryden CLO, Ltd. 3.556%, 3M LIBOR + 1.120%, 01/15/31 (144A) (b)	6,020,000	5,963,827

Asset-Backed - Other—(Continued)
Dryden Senior Loan Fund
3.336%, 3M LIBOR + 0.900%, 10/15/27 (144A) (b)	1,630,000	1,624,833
3.816%, 3M LIBOR + 1.200%, 08/15/30 (144A) (b)	2,205,000	2,187,775
4.286%, 3M LIBOR + 1.850%, 10/15/27 (144A) (b)	660,000	639,937
Elevation CLO, Ltd. 4.540%, 3M LIBOR + 2.050%, 10/25/30 (144A) (b)	1,125,000	1,053,145
Finance of America Structured Securities Trust 6.000%, 09/25/28 (144A) (b)	596,000	571,206
First Franklin Mortgage Loan Trust 2.646%, 1M LIBOR + 0.140%, 12/25/36 (b)	5,442,877	3,184,429
2.656%, 1M LIBOR + 0.150%, 12/25/36 (b)	3,110,382	2,653,850
2.716%, 1M LIBOR + 0.210%, 12/25/36 (b)	10,012,511	5,930,555
Flatiron CLO, Ltd. 3.326%, 3M LIBOR + 0.890%, 04/15/27 (144A) (b)	970,000	962,756
Fremont Home Loan Trust 2.646%, 1M LIBOR + 0.140%, 02/25/37 (b)	2,474,716	1,899,534
Galaxy CLO, Ltd. 4.296%, 3M LIBOR + 1.680%, 11/15/26 (144A) (b)	430,000	409,347
GE-WMC Asset-Backed Pass-Through Certificates 2.756%, 1M LIBOR + 0.250%, 12/25/35 (b)	172,996	171,767
GE-WMC Mortgage Securities Trust 2.656%, 1M LIBOR + 0.150%, 08/25/36 (b)	7,181,108	4,388,547
Greystone Commercial Real Estate Notes, Ltd. 4.005%, 1M LIBOR + 1.550%, 03/15/27 (144A) (b)	400,000	398,116
Greywolf CLO, Ltd. 4.799%, 3M LIBOR + 2.350%, 01/17/27 (144A) (b)	320,000	319,951
Highbridge Loan Management, Ltd. 3.582%, 3M LIBOR + 1.000%, 02/05/31 (144A) (b)	1,390,000	1,362,460
Home Equity Mortgage Loan Asset-Backed Trust 2.706%, 1M LIBOR + 0.200%, 07/25/37 (b)	1,146,680	716,904
ICG U.S. CLO, Ltd. 3.590%, 3M LIBOR + 1.140%, 10/19/28 (144A) (b)	1,065,000	1,054,933
Invitation Homes Trust 4.455%, 1M LIBOR + 2.000%, 07/17/37 (144A) (b)	712,107	704,963
4.955%, 1M LIBOR + 2.500%, 03/17/37 (144A) (b)	410,000	406,702
Knollwood CDO, Ltd. 4.355%, 3M LIBOR + 3.200%, 01/10/39 (144A) (b) (i) (j)	899,417	0
LCM, Ltd. 3.379%, 3M LIBOR + 0.870%, 10/20/27 (144A) (b)	1,010,000	1,001,606
3.539%, 3M LIBOR + 1.070%, 01/20/31 (144A) (b)	2,590,000	2,559,852
Lehman ABS Mortgage Loan Trust 2.596%, 1M LIBOR + 0.090%, 06/25/37 (144A) (b)	204,175	144,847
Lendmark Funding Trust 2.830%, 12/22/25 (144A)	5,270,000	5,199,729
Litigation Fee Residual Funding LLC 4.000%, 10/30/27 (144A)	2,518,496	2,507,237
LoanCore Issuer, Ltd. 3.585%, 1M LIBOR + 1.130%, 05/15/28 (144A) (b)	2,210,000	2,181,623
Long Beach Mortgage Loan Trust 2.616%, 1M LIBOR + 0.110%, 10/25/36 (b)	554,922	237,511
2.656%, 1M LIBOR + 0.150%, 06/25/36 (b)	623,419	344,150
2.666%, 1M LIBOR + 0.160%, 05/25/36 (b)	3,625,760	1,626,261
2.666%, 1M LIBOR + 0.160%, 10/25/36 (b)	2,205,033	949,790
2.666%, 1M LIBOR + 0.160%, 11/25/36 (b)	2,680,840	1,113,204
2.686%, 1M LIBOR + 0.180%, 03/25/46 (b)	1,192,328	887,554

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Long Beach Mortgage Loan Trust 2.686%, 1M LIBOR + 0.180%, 05/25/46 (b)	2,037,915	$817,436
2.726%, 1M LIBOR + 0.220%, 11/25/36 (b)	788,845	330,550
2.766%, 1M LIBOR + 0.260%, 05/25/36 (b)	2,517,886	1,149,957
Madison Park Funding, Ltd. 3.400%, 3M LIBOR + 0.950%, 04/19/30 (144A) (b)	1,330,000	1,314,068
3.659%, 3M LIBOR + 1.190%, 10/21/30 (144A) (b)	5,000,000	4,973,960
3.709%, 3M LIBOR + 1.200%, 07/29/30 (144A) (b)	2,030,000	2,015,372
Marathon CRE Issuer, Ltd. 3.605%, 1M LIBOR + 1.150%, 06/15/28 (144A) (b)	510,000	509,996
Marble Point CLO, Ltd. 3.625%, 3M LIBOR + 1.180%, 12/18/30 (144A) (b)	580,000	573,426
Merrill Lynch First Franklin Mortgage Loan Trust 2.746%, 1M LIBOR + 0.240%, 05/25/37 (b)	10,885,316	7,279,257
Mountain Hawk II CLO, Ltd. 4.069%, 3M LIBOR + 1.600%, 07/20/24 (144A) (b)	1,138,000	1,129,885
MP CLO, Ltd. 3.719%, 3M LIBOR + 1.250%, 10/20/30 (144A) (b)	1,010,000	1,002,650
Neuberger Berman Loan Advisers CLO, Ltd. 3.615%, 3M LIBOR + 1.170%, 10/18/30 (144A) (b)	1,770,000	1,750,137
Nomura Asset Acceptance Corp. Alternative Loan Trust 2.906%, 1M LIBOR + 0.400%, 10/25/36 (144A) (b)	341,472	304,787
OCP CLO, Ltd. 3.328%, 3M LIBOR + 0.820%, 10/26/27 (144A) (b)	270,000	268,845
3.565%, 3M LIBOR + 1.120%, 10/18/28 (144A) (b)	2,366,000	2,343,828
3.588%, 3M LIBOR + 1.080%, 04/26/31 (144A) (b)	160,000	157,344
3.696%, 3M LIBOR + 1.260%, 07/15/30 (144A) (b)	3,270,000	3,247,816
4.595%, 3M LIBOR + 1.950%, 11/20/30 (144A) (b)	250,000	232,344
Octagon Investment Partners, Ltd. 3.356%, 3M LIBOR + 1.020%, 07/17/30 (144A) (b)	3,370,000	3,317,216
3.396%, 3M LIBOR + 0.960%, 04/16/31 (144A) (b)	2,210,000	2,171,007
3.490%, 3M LIBOR + 1.000%, 01/25/31 (144A) (b)	3,420,000	3,371,422
3.546%, 3M LIBOR + 0.900%, 05/21/27 (144A) (b)	4,670,000	4,637,221
3.659%, 3M LIBOR + 1.190%, 01/20/31 (144A) (b)	430,000	423,309
3.996%, 3M LIBOR + 1.350%, 05/21/27 (144A) (b)	3,090,000	3,034,167
OFSI Fund, Ltd. 3.566%, 3M LIBOR + 1.130%, 03/20/25 (144A) (b)	4,190,000	4,125,059
OHA Loan Funding, Ltd. 3.717%, 3M LIBOR + 1.040%, 05/23/31 (144A) (b)	5,670,000	5,550,074
OneMain Financial Issuance Trust 4.100%, 03/20/28 (144A)	178,301	178,720
4.320%, 07/18/25 (144A)	3,100,000	3,102,159
OZLM Funding, Ltd. 3.719%, 3M LIBOR + 1.250%, 10/22/30 (144A) (b)	10,705,000	10,624,659
5.469%, 3M LIBOR + 3.000%, 01/22/29 (144A) (b)	3,950,000	3,950,711
OZLM, Ltd. 3.656%, 3M LIBOR + 1.220%, 11/22/30 (144A) (b)	690,000	684,729
3.959%, 3M LIBOR + 1.490%, 01/20/29 (144A) (b)	1,950,000	1,949,290
4.136%, 3M LIBOR + 1.700%, 01/15/29 (144A) (b)	2,570,000	2,516,346
4.369%, 3M LIBOR + 1.900%, 01/20/31 (144A) (b)	320,000	302,237
4.569%, 3M LIBOR + 2.100%, 01/20/29 (144A) (b)	810,000	807,909
Palmer Square CLO, Ltd. 3.475%, 3M LIBOR + 1.030%, 04/18/31 (144A) (b)	1,040,000	1,020,155
3.579%, 3M LIBOR + 1.130%, 01/17/31 (144A) (b)	1,312,000	1,288,320
3.966%, 3M LIBOR + 1.350%, 08/15/26 (144A) (b)	945,000	934,710

Asset-Backed - Other—(Continued)
Parallel Ltd. 4.219%, 3M LIBOR + 1.750%, 07/20/27 (144A) (b)	350,000	335,653
Progress Residential Trust 2.740%, 06/12/32 (144A)	1,110,732	1,096,671
2.768%, 08/17/34 (144A)	927,022	909,036
4.778%, 03/17/35 (144A)	120,000	118,817
6.005%, 1M LIBOR + 3.550%, 01/17/34 (144A) (b)	347,000	346,998
6.643%, 11/12/32 (144A)	250,000	255,390
PRPM LLC 4.250%, 01/25/22 (144A)	96,867	96,678
Race Point CLO, Ltd. 3.646%, 3M LIBOR + 1.210%, 10/15/30 (144A) (b)	1,170,000	1,158,478
RAMP Trust 2.676%, 1M LIBOR + 0.170%, 02/25/37 (b)	714,122	365,633
2.776%, 1M LIBOR + 0.270%, 11/25/36 (b)	2,354,813	1,965,076
Regatta VI Funding, Ltd. 3.549%, 3M LIBOR + 1.080%, 07/20/28 (144A) (b)	2,910,000	2,881,662
Rockford Tower CLO, Ltd. 3.659%, 3M LIBOR + 1.190%, 10/20/30 (144A) (b)	2,590,000	2,563,212
3.806%, 3M LIBOR + 1.370%, 04/15/29 (144A) (b)	3,550,000	3,530,141
4.186%, 3M LIBOR + 1.750%, 10/15/29 (144A) (b)	1,590,000	1,581,121
4.236%, 3M LIBOR + 1.800%, 04/15/29 (144A) (b)	1,500,000	1,490,370
4.736%, 3M LIBOR + 2.300%, 10/15/29 (144A) (b)	310,000	300,277
RR 3, Ltd. 3.526%, 3M LIBOR + 1.090%, 01/15/30 (144A) (b)	560,000	555,323
SG Mortgage Securities Trust 2.716%, 1M LIBOR + 0.210%, 10/25/36 (b)	570,000	446,954
Silver Creek CLO, Ltd. 3.709%, 3M LIBOR + 1.240%, 07/20/30 (144A) (b)	1,330,000	1,315,749
Sound Point CLO II, Ltd. 3.578%, 3M LIBOR + 1.070%, 01/26/31 (144A) (b)	500,000	491,547
Sound Point CLO, Ltd. 4.007%, 3M LIBOR + 1.530%, 01/23/29 (144A) (b)	3,080,000	3,074,570
4.129%, 3M LIBOR + 1.660%, 10/20/28 (144A) (b)	1,240,000	1,240,051
Soundview Home Loan Trust 3.301%, 1M LIBOR + 0.795%, 01/25/35 (b)	24,775	23,565
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A)	2,845,146	2,817,687
Springleaf Funding Trust 3.620%, 11/15/24 (144A)	2,062,000	2,058,721
Steele Creek CLO, Ltd. 3.686%, 3M LIBOR + 1.250%, 01/15/30 (144A) (b)	670,000	664,838
Symphony CLO, Ltd. 3.466%, 3M LIBOR + 1.030%, 10/15/25 (144A) (b)	8,213,389	8,179,756
TCI-Flatiron CLO,Ltd. 3.840%, 3M LIBOR + 1.200%, 11/17/30 (144A) (b)	1,080,000	1,072,155
TIAA CLO, Ltd. 3.586%, 3M LIBOR + 1.150%, 01/16/31 (144A) (b)	571,000	564,000
3.749%, 3M LIBOR + 1.280%, 04/20/29 (144A) (b)	900,000	895,639
Tricon American Homes Trust 4.564%, 05/17/37 (144A)	260,000	256,708
4.960%, 05/17/37 (144A)	180,000	179,280
5.104%, 01/17/36 (144A)	340,000	341,866
Venture CLO, Ltd. 3.403%, 3M LIBOR + 1.070%, 07/18/31 (144A) (b)	420,000	409,649

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Vibrant CLO, Ltd. 4.019%, 3M LIBOR + 1.550%, 01/20/29 (144A) (b)	1,020,000	$1,020,150
Voya CLO, Ltd. 3.566%, 3M LIBOR + 1.130%, 10/15/30 (144A) (b)	1,020,000	1,002,232
Washington Mutural Asset-Backed Certificates Trust 2.661%, 1M LIBOR + 0.155%, 10/25/36 (b)	914,002	743,794
2.686%, 1M LIBOR + 0.180%, 09/25/36 (b)	2,238,480	1,053,090
2.726%, 1M LIBOR + 0.220%, 02/25/37 (b)	2,194,105	939,044
Wellfleet CLO, Ltd. 3.789%, 3M LIBOR + 1.320%, 04/20/29 (144A) (b)	850,000	846,846
West CLO, Ltd. 3.749%, 3M LIBOR + 1.160%, 11/07/25 (144A) (b)	1,180,671	1,180,089
York CLO, Ltd. 3.719%, 3M LIBOR + 1.250%, 10/20/29 (144A) (b)	630,000	625,904
4.219%, 3M LIBOR + 1.750%, 10/20/29 (144A) (b)	850,000	833,370

		309,159,500

Asset-Backed - Student Loan—0.5%
Navient Private Education Loan Trust 3.500%, 12/16/58 (144A) (b)	970,000	926,866
4.205%, 1M LIBOR + 1.750%, 10/17/44 (144A) (b)	4,595,000	4,655,173
Scholar Funding Trust 3.156%, 1M LIBOR + 0.650%, 01/30/45 (144A) (b)	4,398,797	4,376,003
SLM Private Credit Student Loan Trust 3.118%, 3M LIBOR + 0.330%, 03/15/24 (b)	2,955,780	2,944,722
SLM Private Education Loan Trust 2.500%, 03/15/47 (144A)	720,000	716,390
3.000%, 05/16/44 (144A)	970,000	966,000
3.855%, 1M LIBOR + 1.400%, 10/15/31 (144A) (b)	950,393	954,124
SMB Private Education Loan Trust 3.500%, 12/17/40 (144A)	1,340,000	1,303,399

		16,842,677

Total Asset-Backed Securities (Cost $377,891,534)		377,140,503

Municipals—7.4%
Adams & Weld Counties School District No. 27J 5.000%, 12/01/42	500,000	570,120
Alabama ST 5.000%, 11/01/38	530,000	620,609
American Municipal Power, Inc., Build America Bonds 6.449%, 02/15/44	355,000	455,806
7.834%, 02/15/41	425,000	622,833
Anne Arundel County 5.000%, 10/01/47	500,000	573,080
Arizona Health Facilities Authority 2.420%, 3M LIBOR + 0.000%, 01/01/37 (b)	780,000	742,732
Arizona State University 5.000%, 07/01/43	330,000	374,662
Atlanta GA Water & Wastewater Revenue 5.000%, 11/01/41	760,000	867,586
5.000%, 11/01/43	460,000	524,359
Atlanta GA Water & Wastewater Revenue
Series B 5.000%, 11/01/47	500,000	568,305
Aurora, CO Water Revenue 5.000%, 08/01/41	1,020,000	1,150,703
5.000%, 08/01/46	1,190,000	1,340,773
Austin TX Water & Wastewater System Rev. 5.000%, 11/15/43	500,000	550,775
Bay Area Toll Bridge Authority, Build America Bonds 6.918%, 04/01/40	1,575,000	2,102,704
7.043%, 04/01/50	1,865,000	2,649,773
Berks County Industrial Development Authority 5.000%, 11/01/47	510,000	551,534
5.000%, 11/01/50	480,000	516,120
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	2,100,000	1,992,354
Buena Park School District 5.000%, 08/01/47	260,000	295,693
California Health Facilities Financing Authority 5.000%, 08/15/33	495,000	574,373
Series A
5.000%, 08/15/47	500,000	548,725
California Infrastructure & Economic Development Bank 5.000%, 05/15/47	220,000	250,105
5.000%, 05/15/52	220,000	248,780
California Municipal Finance Authority 5.000%, 12/31/47	310,000	336,579
California Pollution Control Financing Authority 5.000%, 11/21/45 (144A)	450,000	465,426
California State Public Works Board, Build America Bond 8.361%, 10/01/34	760,000	1,104,257
Canaveral Port Authority 5.000%, 06/01/45	520,000	562,978
5.000%, 06/01/48	520,000	572,426
Central Puget Sound Regional Transit Authority 5.000%, 11/01/50	510,000	569,196
Central Texas Regional Mobility Authority 5.000%, 01/01/45	350,000	376,474
5.000%, 01/01/46	350,000	377,815
Chesapeake Bay Bridge & Tunnel District 5.000%, 07/01/41	360,000	405,428
5.000%, 07/01/51	275,000	297,091
Chicago O’Hare International Airport 4.472%, 01/01/49	2,320,000	2,353,663
City & County of Denver 5.000%, 08/01/48	610,000	680,309
Series A
5.000%, 08/01/44	850,000	952,212
City of Cartersville GA 5.000%, 06/01/48	510,000	581,854
City of Columbia SC Waterworks & Sewer System Revenue 5.000%, 02/01/42	390,000	447,233
5.000%, 02/01/48	420,000	479,497
City of New York NY 5.000%, 04/01/40	740,000	844,562
5.000%, 04/01/45	600,000	681,696
City of Portland 5.000%, 06/15/37	320,000	376,352
5.000%, 06/15/40	350,000	407,852

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Municipals—(Continued)

Security Description	Principal Amount*	Value
Clark County School District 5.000%, 06/15/30	270,000	$314,385
5.000%, 06/15/31	570,000	660,653
5.000%, 06/15/33	630,000	724,607
Series A
5.000%, 06/15/34	600,000	684,312
Colorado Health Facilities Authority 5.250%, 02/01/31	325,000	341,426
Colorado Springs CO Utilities System Revenue 5.000%, 11/15/42	260,000	297,164
Commonwealth Financing Authority
4.144%, 06/01/38	730,000	737,687
Series A
3.864%, 06/01/38	720,000	710,050
Commonwealth of Massachusetts 5.000%, 11/01/42	620,000	705,721
5.000%, 11/01/45	540,000	612,436
Series A
5.000%, 01/01/45	700,000	795,459
Commonwealth of Massachusetts Transportation Fund Revenue 5.000%, 06/01/48	1,030,000	1,175,117
Commonwealth of Puerto Rico 8.000%, 07/01/35 (g)	5,000,000	2,687,500
Connecticut State Health & Educational Facility Authority 5.000%, 07/01/45	1,640,000	1,774,367
County of Clark NV
Series A
5.000%, 06/01/43	960,000	1,097,760
5.000%, 05/01/48	2,185,000	2,479,560
County of Franklin OH Sales Tax Revenue 5.000%, 06/01/43	460,000	529,639
5.000%, 06/01/48	900,000	1,032,300
County of King WA Sewer Revenue 5.000%, 07/01/42	320,000	364,845
5.000%, 07/01/47	520,000	573,669
Dallas Area Rapid Transit 5.000%, 12/01/41	680,000	759,805
5.000%, 12/01/46	920,000	1,024,944
Denton Independent School District 5.000%, 08/15/43	780,000	885,604
Denver City & County, CO Airport System Revenue 5.000%, 11/15/29	380,000	441,986
5.000%, 11/15/30	305,000	352,428
District of Columbia Water & Sewer Authority 5.000%, 10/01/49	420,000	476,826
DuBois Hospital Authority 5.000%, 07/15/43	360,000	395,363
Dutchess County Local Development Corp. 5.000%, 07/01/46	1,025,000	1,119,935
Florida Department of Management Services
Series A, COPs
5.000%, 11/01/27	510,000	615,810
5.000%, 11/01/28	520,000	634,665
5.000%, 11/01/29	250,000	308,425
Grand Parkway Transportation Corp. 5.000%, 10/01/43	1,470,000	1,665,142
Grant County Public Utility District No. 2 4.584%, 01/01/40	315,000	331,210
Great Lakes Water Authority Water Supply System Revenue 5.250%, 07/01/33	150,000	173,919
Houston Independent School District 5.000%, 07/15/36	420,000	491,471
Idaho Health Facilities Authority 5.000%, 12/01/47	320,000	356,205
Indiana Finance Authority 5.000%, 02/01/35	480,000	566,650
5.000%, 10/01/45	870,000	948,674
Indiana Housing & Community Development Authority 3.800%, 07/01/38	260,000	260,985
JobsOhio Beverage System 3.985%, 01/01/29	835,000	860,417
Kentucky Economic Development Finance Authority 5.250%, 06/01/50	330,000	345,507
Kentucky Turnpike Authority 5.000%, 07/01/20	370,000	386,654
Las Vegas Convention & Visitors Authority 5.000%, 07/01/43	500,000	559,285
Las Vegas Valley Water District 5.000%, 06/01/46	300,000	334,323
Lexington County Health Services District, Inc. 5.000%, 11/01/41	300,000	321,435
Long Beach, CA Harbor Revenue 5.000%, 05/15/47	580,000	658,358
Los Angeles County Metropolitan Transportation Authority 5.000%, 07/01/42	850,000	975,953
Los Angeles Department of Water & Power Power System Revenue 6.574%, 07/01/45	395,000	547,719
Los Angeles, CA Community College District, Build America Bond 6.600%, 08/01/42	2,280,000	3,132,766
Los Angeles, CA Department of Water & Power Revenue, Build America Bond 6.603%, 07/01/50	565,000	797,407
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	640,000	823,622
Louisiana Public Facilities Authority 5.000%, 07/01/48	340,000	370,416
Maryland Stadium Authority 5.000%, 05/01/41	460,000	512,730
Massachusetts Bay Transportation Authority
5.000%, 07/01/39	320,000	363,565
5.000%, 07/01/40	340,000	385,475
5.000%, 07/01/41	360,000	407,578
5.000%, 07/01/42	370,000	418,607
5.000%, 07/01/43	300,000	338,934
Massachusetts Development Finance Agency
5.000%, 07/01/43	680,000	742,261
5.000%, 09/01/45	290,000	324,545
5.000%, 07/01/47	500,000	549,755
5.000%, 07/01/48	1,280,000	1,391,885
5.000%, 07/01/53	720,000	775,231

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Municipals—(Continued)

Security Description	Principal Amount*	Value
Massachusetts Educational Financing Authority 5.000%, 01/01/22	500,000	$536,895
Massachusetts Housing Finance Agency
4.500%, 12/01/39	265,000	273,952
4.500%, 12/01/48	330,000	340,880
4.600%, 12/01/44	285,000	294,345
Massachusetts Port Authority 5.000%, 07/01/43	460,000	507,053
Massachusetts School Building Authority 5.250%, 02/15/48	770,000	891,953
Massachusetts Water Resources Authority 5.000%, 08/01/40	270,000	304,015
Mesquite Independent School District 5.000%, 08/15/42	570,000	638,440
Metropolitan Atlanta Rapid Transit Authority Series A 5.000%, 07/01/41	510,000	566,921
5.000%, 07/01/42	510,000	566,605
Series B 5.000%, 07/01/45	400,000	449,056
Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Board 5.000%, 07/01/40	260,000	280,535
5.000%, 07/01/46	690,000	741,232
Metropolitan St. Louis Sewer District 5.000%, 05/01/42	710,000	808,875
Series A
5.000%, 05/01/47	650,000	735,416
Metropolitan Transportation Authority 5.000%, 11/15/42	670,000	758,413
5.000%, 11/15/45	250,000	270,780
5.250%, 11/15/57	820,000	908,839
Metropolitan Transportation Authority, Build America Bonds 6.668%, 11/15/39	170,000	221,401
6.687%, 11/15/40	590,000	760,734
6.814%, 11/15/40	1,005,000	1,334,911
Metropolitan Washington Airports Authority 5.000%, 10/01/32	890,000	1,008,868
5.000%, 10/01/43	790,000	882,248
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Build America Bond 7.462%, 10/01/46	560,000	804,378
Miami-Dade County, FL 5.000%, 07/01/35	345,000	392,990
Miami-Dade County, FL Aviation Revenue 2.504%, 10/01/24	1,000,000	967,360
3.354%, 10/01/29	195,000	186,245
3.454%, 10/01/30	355,000	339,298
3.504%, 10/01/31	330,000	314,266
5.000%, 10/01/38	1,025,000	1,118,531
5.000%, 10/01/40	500,000	554,065
Series C 4.062%, 10/01/31	495,000	507,717
Miami-Dade County, FL Educational Facilities Authority 5.000%, 04/01/53	840,000	926,176
5.073%, 04/01/50	655,000	737,202
Series A 5.000%, 04/01/48	530,000	589,641
Michigan Finance Authority 5.000%, 11/15/41	330,000	355,532
5.000%, 12/01/47	1,810,000	1,932,265
Michigan State Housing Development Authority 3.550%, 10/01/33	300,000	300,435
4.000%, 10/01/43	290,000	288,182
4.050%, 10/01/48	140,000	139,034
4.150%, 10/01/53	690,000	689,965
Mississippi State Hospital Equipment & Facilities Authority, Baptist Memorial Health Care 5.000%, 09/01/46	630,000	670,333
Missouri State Health & Educational Facilities Authority Revenue 3.652%, 08/15/57	800,000	755,280
5.000%, 11/15/29	340,000	386,077
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	1,000,000	1,057,240
New Hope Cultural Education Facilities Finance Corp. 5.000%, 08/15/47	380,000	422,670
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	1,451,000	2,044,459
New Jersey Transportation Trust Fund Authority 5.000%, 06/15/29	380,000	421,823
New Orleans Aviation Board 5.000%, 01/01/40	530,000	569,686
New York City Housing Development Corp 3.700%, 11/01/38	320,000	318,208
3.850%, 11/01/43	950,000	948,451
4.000%, 11/01/53	1,010,000	1,004,314
New York City Transitional Finance Authority Building Aid Revenue 5.000%, 07/15/40	370,000	410,593
New York City Transitional Finance Authority Future Tax Secured Revenue 3.050%, 05/01/27	1,670,000	1,606,891
3.550%, 05/01/25	1,475,000	1,490,679
5.000%, 08/01/31	190,000	219,340
5.000%, 02/01/35	410,000	463,886
5.000%, 05/01/36	390,000	441,227
New York City Water & Sewer System 5.000%, 06/15/39	1,070,000	1,230,682
5.000%, 06/15/40	770,000	882,920
5.000%, 06/15/47	985,000	1,105,633
5.375%, 06/15/43	2,360,000	2,503,630
5.500%, 06/15/43	2,825,000	3,009,783
5.882%, 06/15/44	1,150,000	1,474,587
New York City Water & Sewer System, Build America Bonds 5.440%, 06/15/43	505,000	612,025
5.750%, 06/15/41	675,000	844,162
New York Convention Center Development Corp. 5.000%, 11/15/40	370,000	412,439
5.000%, 11/15/46	920,000	1,030,253

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Municipals—(Continued)

Security Description	Principal Amount*	Value
New York State Dormitory Authority 5.000%, 02/15/31	330,000	$382,173
5.000%, 03/15/32	580,000	662,766
5.000%, 02/15/36	620,000	712,504
5.000%, 02/15/37	360,000	412,243
5.000%, 02/15/38	330,000	376,547
5.000%, 02/15/39	330,000	375,477
5.000%, 03/15/39	810,000	929,540
5.000%, 02/15/40	380,000	431,756
5.000%, 02/15/41	620,000	702,944
5.000%, 02/15/42	840,000	951,703
5.000%, 02/15/43	540,000	611,372
Series A
5.000%, 03/15/41	530,000	605,483
5.000%, 03/15/42	530,000	605,032
5.000%, 03/15/43	1,050,000	1,190,793
5.000%, 03/15/48	2,590,000	2,959,748
5.000%, 10/01/48	335,000	440,840
Series B
5.000%, 10/01/38	830,000	972,619
New York State Dormitory Authority, Build America Bond 5.389%, 03/15/40	1,075,000	1,259,201
New York State Urban Development Corp. 2.860%, 03/15/24	2,030,000	2,013,557
3.120%, 03/15/25	980,000	971,974
3.320%, 03/15/29	1,285,000	1,254,314
New York Transportation Development Corp. 5.000%, 07/01/46	340,000	357,476
5.250%, 01/01/50	2,060,000	2,189,018
North Carolina Department of Transportation 5.000%, 06/30/54	1,000,000	1,040,430
North Carolina Turnpike Authority 5.000%, 01/01/35	360,000	412,070
Ohio Turnpike & Infrastructure Commission 5.000%, 02/15/48	550,000	589,418
Omaha Public Power District 5.000%, 02/01/42	600,000	682,644
Orange County Local Transportation Authority, Build America Bond 6.908%, 02/15/41	1,420,000	1,879,583
Oregon School Boards Association 4.759%, 06/30/28	1,740,000	1,878,034
5.490%, 06/30/23	1,410,000	1,570,500
Pennsylvania Economic Development Financing Authority 5.000%, 12/31/38	510,000	546,485
Pennsylvania State University
5.000%, 09/01/43	360,000	414,443
5.000%, 09/01/48	420,000	481,631
Pennsylvania Turnpike Commission
5.000%, 12/01/46	320,000	347,821
Series A
5.000%, 12/01/48	3,300,000	3,705,570
Series B
5.000%, 12/01/43	1,010,000	1,121,625
Permanent University Fund - University of Texas System 3.376%, 07/01/47	660,000	597,815
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,290,000	1,312,459
4.810%, 10/15/65	360,000	390,917
4.960%, 08/01/46	1,910,000	2,192,775
5.000%, 11/15/47	290,000	321,735
Port of Seattle 5.000%, 05/01/43	260,000	284,999
Public Power Generation Agency Revenue 5.000%, 01/01/35	360,000	400,342
Regents of the University of California Medical Center Pooled Revenue, Build America Bonds
6.583%, 05/15/49	1,455,000	1,924,543
Series L
5.000%, 05/15/47	460,000	511,704
Riverside, CA, Electric Revenue, Buld America Bond 7.605%, 10/01/40	525,000	768,133
Royal Oak Hospital Finance Authority 5.000%, 09/01/39	450,000	486,009
Sacramento County Sanitation Districts Financing Authority 2.365%, 3M LIBOR + 0.000%, 12/01/35 (b)	560,000	543,900
Salt Lake City Corp. Airport Revenue 5.000%, 07/01/47	1,510,000	1,670,623
Salt River Arizona Project Agricultural Improvement & Power District 5.000%, 01/01/36	520,000	609,955
Series A
5.000%, 12/01/45	1,870,000	2,076,242
San Antonio TX Electric & Gas Systems Revenue 5.000%, 02/01/48	250,000	269,650
San Antonio Water System 5.000%, 05/15/39	1,300,000	1,450,423
San Antonio, TX Electric & Gas Systems Revenue, Build Amereica Bond 5.808%, 02/01/41	470,000	595,965
San Diego County Regional Airport Authority 5.000%, 07/01/47	470,000	529,511
San Diego Public Facilities Financing Authority 5.000%, 05/15/39	475,000	544,792
San Diego Unified School District 5.000%, 07/01/41	780,000	898,739
San Francisco City & County Airport Comm-San Francisco International Airport 5.000%, 05/01/46	980,000	1,074,903
5.000%, 05/01/47	620,000	685,708
San Jose Redevelopment Agency Successor Agency 2.958%, 08/01/24	1,195,000	1,182,572
South Carolina Ports Authority 5.000%, 07/01/55	470,000	508,371
South Carolina Public Service Authority 2.388%, 12/01/23	1,085,000	1,029,589
5.000%, 12/01/49	700,000	729,239
5.000%, 12/01/50	700,000	733,166

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Municipals—(Continued)

Security Description	Principal Amount*	Value
State of California 2.250%, 10/01/23	1,265,000	$1,231,288
4.600%, 04/01/38	3,690,000	3,805,681
State of California General Obligation Unlimited, Build America Bonds 7.300%, 10/01/39	860,000	1,180,539
7.350%, 11/01/39	550,000	759,269
7.500%, 04/01/34	1,125,000	1,533,071
7.550%, 04/01/39	1,375,000	1,969,756
State of Connecticut 3.310%, 01/15/26	1,445,000	1,416,519
State of District of Columbia 5.000%, 06/01/42	500,000	567,080
State of Illinois
Series A
5.000%, 05/01/20	400,000	410,688
5.000%, 12/01/24	250,000	266,833
Series D
5.000%, 11/01/22	490,000	516,813
5.000%, 11/01/24	1,280,000	1,365,760
5.000%, 11/01/25	3,450,000	3,688,188
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	4,320,000	4,118,818
State of Minnesota
Series A
5.000%, 08/01/31	260,000	314,314
5.000%, 08/01/32	270,000	324,875
5.000%, 08/01/33	260,000	311,623
5.000%, 08/01/34	260,000	310,167
5.000%, 08/01/35	500,000	594,150
State of Mississippi 5.000%, 11/01/35	280,000	321,535
State of Missouri 3.086%, 09/15/51	1,450,000	1,238,981
3.651%, 01/15/46	330,000	317,929
State of Ohio 5.000%, 03/15/32	930,000	1,042,195
5.000%, 05/01/34	420,000	476,091
5.000%, 05/01/35	420,000	475,045
5.000%, 05/01/36	1,015,000	1,144,879
5.000%, 05/01/37	760,000	854,909
State of Texas 5.000%, 04/01/40	380,000	429,138
5.000%, 04/01/43	610,000	685,079
State of Virginia 5.000%, 06/01/40	700,000	802,900
5.000%, 12/01/40	720,000	825,840
5.000%, 12/01/41	690,000	790,222
State of Washington General Obligation Unlimited 5.000%, 07/01/30	1,440,000	1,635,826
5.000%, 08/01/30	415,000	484,338
5.000%, 08/01/40	1,300,000	1,460,413
5.000%, 02/01/41	610,000	689,916
5.000%, 08/01/41	400,000	455,236
5.000%, 08/01/42	420,000	477,658
State of Wisconsin 3.154%, 05/01/27	1,220,000	1,202,859
5.000%, 05/01/32	340,000	388,382
5.000%, 05/01/33	310,000	353,335
5.000%, 11/01/33	420,000	491,938
5.000%, 05/01/34	400,000	455,416
5.000%, 05/01/36	490,000	555,439
5.000%, 05/01/38	500,000	561,515
Sumter Landing Community Development District 4.172%, 10/01/47	385,000	383,691
Tennessee Housing Development Agency
3.750%, 07/01/38	280,000	279,989
3.850%, 07/01/43	130,000	129,386
3.950%, 01/01/49	100,000	100,000
Texas Municipal Gas Acquisition & Supply Corp. I 6.250%, 12/15/26	260,000	297,084
Texas Private Activity Bond Surface Transportation Corp. 5.000%, 12/31/55	170,000	178,274
Texas Water Development Board 5.000%, 10/15/38	750,000	873,562
5.000%, 10/15/43	750,000	858,300
5.000%, 10/15/47	300,000	340,557
5.000%, 04/15/49	4,870,000	5,583,504
Tobacco Settlement Finance Authority 7.467%, 06/01/47	1,200,000	1,175,676
Tobacco Settlement Financing Corp. 6.706%, 06/01/46	275,000	259,509
TSASC, Inc. 5.000%, 06/01/41	560,000	577,819
University of California CA, Revenue 3.063%, 07/01/25	665,000	656,308
4.601%, 05/15/31	650,000	697,872
4.858%, 05/15/12	980,000	1,028,726
University of Houston 5.000%, 02/15/33	390,000	444,464
5.000%, 02/15/34	350,000	397,429
5.000%, 02/15/35	800,000	905,104
5.000%, 02/15/36	1,040,000	1,172,371
University of Oregon 5.000%, 04/01/46	380,000	425,201
University of Texas 2.756%, 05/15/26	1,810,000	1,751,501
2.836%, 05/15/27	805,000	774,450
Upper Arlington City School District 5.000%, 12/01/48	670,000	762,286
Virginia Small Business Financing Authority 5.000%, 12/31/52	710,000	755,958
5.000%, 12/31/56	720,000	763,949
Washington Metropolitan Area Transit Authority 5.000%, 07/01/36	290,000	333,677
Washington State Convention Center Public Facilities District 5.000%, 07/01/58	1,990,000	2,200,562
Water Revenue Authority of Georgia, Build America Bond 5.000%, 11/01/40	250,000	277,850
Weld County School District No. 2 5.250%, 12/01/41	560,000	646,005

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Municipals—(Continued)

Security Description	Principal Amount*	Value
West Virginia Hospital Finance Authority 5.000%, 06/01/19	365,000	$369,679
5.000%, 06/01/20	390,000	405,471
5.000%, 06/01/21	390,000	415,311
5.000%, 06/01/22	425,000	463,016
5.000%, 06/01/23	355,000	394,352
5.000%, 06/01/24	375,000	423,581
Wisconsin Health & Educational Facilities Authority 5.000%, 12/15/44	310,000	330,829

Total Municipals (Cost $264,368,329)		261,061,318

Mortgage-Backed Securities—4.6%

Collateralized Mortgage Obligations—1.7%
Alternative Loan Trust
6.000%, 04/25/37	150,463	107,858
American Home Mortgage Assets Trust 3.077%, 12M MTA + 0.920%, 11/25/46 (b)	300,121	149,178
3.097%, 12M MTA + 0.940%, 10/25/46 (b)	522,138	456,845
APS Resecuritization Trust 5.106%, 1M LIBOR + 2.600%, 04/27/47 (144A) (b)	679,411	691,080
5.356%, 1M LIBOR + 2.850%, 09/27/46 (144A) (b)	2,807,966	2,895,217
Ari Investments LLC 4.480%, 01/06/25 (k)	1,023,181	1,023,181
Banc of America Alternative Loan Trust 5.500%, 10/25/35	1,168,237	1,150,334
Bear Stearns Asset-Backed Securities Trust 6.250%, 12/25/35	2,472,383	2,378,476
6.250%, 02/25/36	2,912,882	2,548,009
Chase Mortgage Finance Trust 6.000%, 12/25/37	9,493,651	7,016,016
CIM Trust 3.015%, 06/25/57 (144A) (b)	631,432	609,308
Countrywide Alternative Loan Trust 2.646%, 1M LIBOR + 0.140%, 04/25/47 (b)	828,526	783,942
2.660%, 1M LIBOR + 0.190%, 03/20/47 (b)	1,849,636	1,550,780
2.670%, 1M LIBOR + 0.200%, 07/20/46 (b)	2,936,367	2,219,372
2.696%, 1M LIBOR + 0.190%, 10/25/46 (b)	1,138,438	1,083,800
2.716%, 1M LIBOR + 0.210%, 07/25/46 (b)	1,511,497	1,421,966
2.736%, 1M LIBOR + 0.230%, 11/25/36 (b)	566,320	436,801
2.856%, 1M LIBOR + 0.350%, 06/25/35 (b)	1,577,760	1,397,362
3.106%, 1M LIBOR + 0.600%, 01/25/36 (b)	626,904	529,580
3.887%, 12M MTA + 1.730%, 11/25/46 (b)	3,251,232	2,805,861
5.500%, 04/25/37	898,249	706,598
6.000%, 05/25/37	3,237,922	2,291,381
Countrywide Home Loan Mortgage Pass-Through Trust 3.117%, 12M MTA + 0.960%, 04/25/46 (b)	4,082,871	2,059,396
Credit Suisse Mortgage Capital Certificates 2.675%, 1M LIBOR + 0.180%, 03/27/36 (144A) (b)	2,142,162	1,802,979
6.500%, 10/27/37 (144A)	2,615,084	1,496,214
CSFB Mortgage-Backed Pass-Through Certificates 3.856%, 1M LIBOR + 1.350%, 11/25/35 (b)	472,072	168,252
Deutsche ALT-A Securities Mortgage Loan Trust 2.676%, 1M LIBOR + 0.170%, 08/25/47 (b)	566,619	386,509

Collateralized Mortgage Obligations—(Continued)
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 2.822%, 1M LIBOR + 0.500%, 01/27/37 (144A) (b)	133,087	126,048
GreenPoint Mortgage Funding Trust 4.157%, 12M MTA + 2.000%, 03/25/36 (b)	199,586	188,502
GSR Mortgage Loan Trust 6.000%, 07/25/37	719,833	631,992
IndyMac INDX Mortgage Loan Trust 3.743%, 09/25/37 (b)	894,436	617,888
JPMorgan Alternative Loan Trust 2.716%, 1M LIBOR + 0.210%, 03/25/37 (b)	1,281,458	1,174,855
4.107%, 05/25/37 (b)	319,345	284,113
JPMorgan Mortgage Trust 6.500%, 08/25/36	284,062	208,070
LSTAR Securities Investment, Ltd. 3.849%, 1M LIBOR + 1.550%, 04/01/21 (144A) (b)	1,409,564	1,379,720
MASTR Resecuritization Trust 2.721%, 08/25/37 (144A) (b)	487,144	343,881
MCM Capital LLC Zero Coupon, 10/25/28 (m)	5,300,000	1,506,260
4.000%, 10/25/28	3,890,000	3,839,430
Merrill Lynch Mortgage Investors Trust 3.856%, 05/25/36 (b)	1,620,968	1,466,982
Mortgage Loan Resecuritization Trust 2.689%, 1M LIBOR + 0.340%, 04/16/36 (144A) (b)	3,845,419	3,359,481
Nomura Asset Acceptance Corp. Alternative Loan Trust 6.634%, 05/25/36	266,767	99,447
Seasoned Credit Risk Transfer Trust Zero Coupon, 07/25/56 (m)	835,092	58,012
1.236%, 07/25/56 (b) (c)	1,106,185	126,568
4.750%, 07/25/56 (b)	540,000	518,123
4.750%, 05/25/57 (b)	150,000	141,469
6.879%, 05/25/57 (b)	169,869	85,729
Structured Adjustable Rate Mortgage Loan Trust 3.790%, 04/25/36 (b)	379,034	312,945
3.960%, 04/25/47 (b)	1,075,390	829,206
Structured Asset Mortgage Investments Trust 2.696%, 1M LIBOR + 0.190%, 06/25/36 (b)	1,485,344	1,398,083
2.716%, 1M LIBOR + 0.210%, 05/25/46 (b)	273,901	230,406
2.736%, 1M LIBOR + 0.230%, 02/25/36 (b)	1,983,437	1,889,612

		60,983,117

Commercial Mortgage-Backed Securities—2.9%
AOA Mortgage Trust 3.010%, 12/13/29 (144A) (b)	460,000	448,961
AREIT Trust 3.290%, 1M LIBOR + 0.850%, 02/14/35 (144A) (b)	228,892	228,765
Ashford Hospitality Trust, Inc. 4.555%, 1M LIBOR + 2.100%, 04/15/35 (144A) (b)	640,000	630,413
Atrium Hotel Portfolio Trust 4.405%, 1M LIBOR + 1.950%, 12/15/36 (144A) (b)	1,540,000	1,520,828
5.505%, 1M LIBOR + 3.050%, 12/15/36 (144A) (b)	480,000	469,375
BAMLL Commercial Mortgage Securities Trust 3.596%, 04/14/33 (144A) (b)	250,000	236,440
3.606%, 08/14/34 (144A) (b)	2,470,000	2,227,098
3.955%, 1M LIBOR + 1.500%, 11/15/32 (144A) (b)	300,000	300,000
4.455%, 1M LIBOR + 2.000%, 11/15/32 (144A) (b)	630,000	630,000

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Banc of America Commercial Mortgage Trust 0.630%, 02/15/50 (b) (c)	4,070,000	$182,131
1.287%, 02/15/50 (144A) (b) (c)	2,000,000	172,440
5.482%, 01/15/49 (b)	142,151	142,534
Bancorp Commercial Mortgage Trust (The) 3.305%, 1M LIBOR + 0.850%, 01/15/33 (144A) (b)	640,252	634,662
BANK 4.217%, 08/15/61	530,000	548,919
Bayview Commercial Asset Trust 2.756%, 1M LIBOR + 0.250%, 10/25/36 (144A) (b)	243,388	229,597
2.806%, 1M LIBOR + 0.300%, 01/25/36 (144A) (b)	131,700	125,159
2.806%, 1M LIBOR + 0.300%, 10/25/36 (144A) (b)	247,658	234,213
2.866%, 1M LIBOR + 0.360%, 04/25/36 (144A) (b)	155,886	149,639
2.956%, 1M LIBOR + 0.450%, 01/25/36 (144A) (b)	98,043	93,687
4.006%, 1M LIBOR + 1.500%, 12/25/37 (144A) (b)	720,000	539,870
BB-UBS Trust 0.596%, 11/05/36 (144A) (b) (c)	85,480,000	2,835,064
4.026%, 11/05/36 (144A) (b)	330,000	311,111
BBCMS Mortgage Trust 3.177%, 1M LIBOR + 0.722%, 03/15/37 (144A) (b)	280,000	275,072
Bear Stearns Commercial Mortgage Securities Trust 5.465%, 01/12/45 (b)	268,375	269,840
Benchmark Mortgage Trust 4.208%, 07/15/51	400,000	415,613
BHMS Mortgage Trust 3.705%, 1M LIBOR + 1.250%, 07/15/35 (144A) (b)	780,000	776,143
4.355%, 1M LIBOR + 1.900%, 07/15/35 (144A) (b)	270,000	266,295
BSPRT Issuer, Ltd. 3.275%, 1M LIBOR + 0.820%, 10/15/34 (144A) (b)	67,760	67,668
BWAY Mortgage Trust 3.446%, 03/10/33 (144A)	1,495,000	1,458,998
3.454%, 03/10/33 (144A)	2,690,000	2,678,778
3.633%, 03/10/33 (144A)	600,000	583,693
BX Commercial Mortgage Trust 5.455%, 1M LIBOR + 3.000%, 11/15/35 (144A) (b)	4,423,400	4,376,424
BXP Trust 3.552%, 08/13/37 (144A) (b)	760,000	690,924
CCRESG Commercial Mortgage Trust 5.488%, 04/10/29 (144A) (b)	230,000	234,965
CD Mortgage Trust 3.631%, 02/10/50	350,000	350,628
5.648%, 10/15/48	422,795	434,483
CFCRE Commercial Mortgage Trust 0.728%, 05/10/58 (b) (c)	2,370,000	109,307
1.732%, 05/10/58 (b) (c)	2,516,207	236,808
CGDBB Commercial Mortgage Trust 3.245%, 1M LIBOR + 0.790%, 07/15/32 (144A) (b)	1,490,000	1,476,071
4.055%, 1M LIBOR + 1.600%, 07/15/32 (144A) (b)	1,110,000	1,092,012
4.605%, 1M LIBOR + 2.150%, 07/15/32 (144A) (b)	1,680,000	1,653,636
Citigroup Commercial Mortgage Trust 4.834%, 04/15/49 (b)	40,000	40,801
CLNS Trust 5.900%, 1M LIBOR + 3.500%, 06/11/32 (144A) (b)	665,000	659,735
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.060%, 02/10/35 (144A) (b) (c)	60,958,000	337,098
1.065%, 03/10/46 (b) (c)	25,113,101	714,458

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.179%, 10/10/36 (144A) (b)	270,000	244,745
3.183%, 02/10/48	513,000	506,033
3.187%, 1M LIBOR + 0.800%, 08/13/27 (144A) (b)	700,000	699,394
3.550%, 07/15/47	550,000	553,456
3.685%, 05/10/48 (144A) (b)	730,000	721,050
3.796%, 08/10/47	540,000	550,768
3.977%, 05/10/47	1,394,000	1,434,823
3.987%, 1M LIBOR + 1.600%, 02/13/32 (144A) (b)	1,280,000	1,274,321
4.006%, 04/10/47	400,000	411,942
4.051%, 04/10/47	1,896,000	1,956,548
4.236%, 02/10/47 (b)	320,000	333,055
4.300%, 07/10/48 (b)	1,600,000	1,587,462
4.418%, 12/10/47 (b)	420,000	421,264
4.544%, 08/10/48 (b)	1,256,000	1,227,298
4.637%, 1M LIBOR + 2.250%, 02/13/32 (144A) (b)	550,000	548,640
5.637%, 1M LIBOR + 3.250%, 02/13/32 (144A) (b)	50,000	49,483
5.682%, 06/10/44 (144A) (b)	184,711	187,305
Commercial Mortgage Trust 3.685%, 05/10/48 (144A) (b)	1,740,000	1,718,876
Core Industrial Trust 3.077%, 02/10/34 (144A)	1,975,068	1,966,090
3.849%, 02/10/34 (144A) (b)	2,360,000	2,293,284
Credit Suisse First Boston Mortgage Securities Corp. 4.952%, 07/15/37 (b)	60,336	60,864
5.234%, 10/15/39 (144A) (b)	250,000	250,329
Credit Suisse Mortgage Capital Certificates Trust 3.405%, 1M LIBOR + 0.950%, 12/15/30 (144A) (b)	280,000	278,850
4.055%, 1M LIBOR + 1.600%, 11/15/33 (144A) (b)	201,070	201,570
CSAIL Commercial Mortgage Trust 0.135%, 11/15/50 (b) (c)	3,940,000	64,990
DBJPM Mortgage Trust 1.000%, 06/10/50 (b) (c)	2,060,000	128,907
DBUBS Mortgage Trust 3.452%, 10/10/34 (144A)	850,000	844,269
3.530%, 10/10/34 (144A) (b)	1,710,000	1,594,126
Eleven Madison Trust Mortgage Trust 3.555%, 09/10/35 (144A) (b)	440,000	442,528
GAHR Commercial Mortgage Trust 3.382%, 12/15/34 (144A) (b)	630,000	618,362
GPMT, Ltd. 3.379%, 1M LIBOR + 0.900%, 11/21/35 (144A) (b)	869,000	864,937
GS Mortgage Securities Corp. II 5.366%, 05/03/32 (144A)	840,000	934,846
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	710,000	703,750
3.435%, 12/10/27 (144A) (b)	11,042,358	10,931,221
3.755%, 1M LIBOR + 1.300%, 07/15/32 (144A) (b)	80,000	79,121
3.955%, 1M LIBOR + 1.500%, 07/15/32 (144A) (b)	170,000	167,357
4.255%, 1M LIBOR + 1.800%, 07/15/32 (144A) (b)	70,000	68,918
4.805%, 1M LIBOR + 2.350%, 02/15/37 (144A) (b)	230,000	229,943
4.955%, 1M LIBOR + 2.500%, 07/15/32 (144A) (b)	30,000	29,503
GS Mortgage Securities Trust 3.000%, 08/10/50 (144A)	240,000	199,542
3.345%, 07/10/48	131,650	112,176
3.931%, 09/10/47	800,000	819,876

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Trust 4.411%, 07/10/48 (b)	500,000	$494,337
4.529%, 04/10/47 (b)	50,000	49,715
4.689%, 06/10/47 (144A) (b)	30,000	26,811
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	1,184,693
IMT Trust 3.478%, 06/15/34 (144A)	540,000	542,904
3.497%, 06/15/34 (144A) (b)	570,000	544,486
JPMBB Commercial Mortgage Securities Trust 0.805%, 05/15/48 (b) (c)	1,140,573	34,016
0.878%, 09/15/47 (b) (c)	1,521,122	58,610
3.775%, 08/15/47	550,000	558,549
3.801%, 09/15/47	220,000	223,645
4.117%, 12/15/48 (144A) (b)	300,000	283,137
JPMCC Commercial Mortgage Securities Trust 4.050%, 09/15/50	110,000	108,095
4.646%, 03/15/50 (144A) (b)	650,000	614,972
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (b) (c)	2,067,000	101,237
JPMorgan Chase Commercial Mortgage Securities Trust 0.513%, 04/15/46 (b) (c)	4,900,000	105,036
0.750%, 08/15/49 (144A) (b) (c)	5,300,000	240,257
0.798%, 12/15/49 (b) (c)	964,491	36,640
2.854%, 10/06/38 (144A) (b)	1,670,000	1,586,990
3.755%, 1M LIBOR + 1.300%, 06/15/45 (144A) (b)	130,000	132,681
4.241%, 01/15/49 (b)	970,000	904,628
Lehman Brothers Small Balance Commercial Mortgage Trust 2.756%, 1M LIBOR + 0.250%, 03/25/37 (144A) (b)	551,115	529,638
LSTAR Commercial Mortgage Trust 1.111%, 03/10/50 (144A) (b) (c)	890,408	41,895
Merrill Lynch Mortgage Trust 6.316%, 09/12/42 (144A) (b)	490,000	501,017
Morgan Stanley Bank of America Merrill Lynch Trust 1.187%, 12/15/47 (144A) (b) (c)	1,810,000	101,940
1.437%, 11/15/49 (b) (c)	1,094,056	86,417
3.060%, 10/15/48 (144A)	322,000	273,734
3.892%, 06/15/47	3,000,000	3,066,618
4.132%, 07/15/50 (144A) (b)	297,000	268,687
4.527%, 10/15/48 (b)	170,000	170,418
4.558%, 05/15/50 (b)	300,000	296,786
Morgan Stanley Capital Trust 2.202%, 06/15/50 (144A) (b) (c)	1,190,000	178,941
2.546%, 06/15/50 (144A)	1,510,000	1,152,998
3.446%, 07/13/29 (144A) (b)	540,000	517,141
4.031%, 05/15/48 (144A) (b)	110,000	98,315
4.031%, 05/15/48 (b)	150,000	147,092
4.177%, 07/15/51	470,000	484,901
4.281%, 06/15/50 (b)	339,000	326,435
4.405%, 1M LIBOR + 1.950%, 11/15/34 (144A) (b)	330,000	325,181
5.005%, 1M LIBOR + 2.550%, 07/15/35 (144A) (b)	640,000	629,592
5.055%, 1M LIBOR + 2.600%, 11/15/34 (144A) (b)	1,977,000	1,943,604
5.241%, 10/12/52 (b)	45,955	46,076
5.505%, 1M LIBOR + 3.050%, 11/15/34 (144A) (b)	610,000	601,625
Natixis Commercial Mortgage Securities Trust 3.257%, 1M LIBOR + 0.950%, 06/15/35 (144A) (b)	240,000	237,035

Commercial Mortgage-Backed Securities—(Continued)
Olympic Tower Mortgage Trust 0.379%, 05/10/39 (144A) (b) (c)	13,300,000	388,387
3.945%, 05/10/39 (144A) (b)	1,345,000	1,200,672
One Market Plaza Trust Zero Coupon, 02/10/32 (144A) (b) (c)	4,222,000	4
0.090%, 02/10/32 (144A) (b) (c)	21,110,000	92,251
Park Avenue Mortgage Trust 4.574%, 1M LIBOR + 2.119%, 09/15/34 (144A) (b)	1,750,000	1,714,766
Park Avenue Trust 0.149%, 06/05/37 (144A) (b) (c)	5,000,000	71,830
3.657%, 06/05/37 (144A) (b)	207,000	185,802
Prima Capital CRE Securitization, Ltd. 4.000%, 08/24/49 (144A)	260,000	256,658
Resource Capital Corp., Ltd. 3.255%, 1M LIBOR + 0.800%, 07/15/34 (144A) (b)	347,608	347,718
4.455%, 1M LIBOR + 2.000%, 07/15/34 (144A) (b)	331,911	325,559
UBS Commercial Mortgage Trust 1.010%, 12/15/51 (b) (c)	1,440,000	108,829
Velocity Commercial Capital Loan Trust 3.661%, 10/25/46 (b)	150,000	150,243
4.240%, 11/25/47 (144A) (b)	223,711	221,741
4.450%, 05/25/47 (144A) (b)	150,000	148,013
4.458%, 10/25/46 (b)	100,000	100,006
4.936%, 1M LIBOR + 2.430%, 06/25/45 (144A) (b)	43,149	43,274
5.000%, 11/25/47 (144A) (b)	130,756	129,387
5.350%, 05/25/47 (144A) (b)	150,000	150,456
5.498%, 10/25/46 (b)	140,000	142,853
7.226%, 10/25/46 (b)	160,000	165,151
Waldorf Astoria Boca Raton Trust 3.805%, 1M LIBOR + 1.350%, 06/15/29 (144A) (b)	1,590,000	1,586,892
Wells Fargo Commercial Mortgage Trust 0.763%, 05/15/51 (b) (c)	3,984,793	217,096
0.932%, 12/15/48 (b) (c)	1,308,820	63,056
1.265%, 08/15/49 (144A) (b) (c)	1,430,000	108,208
2.600%, 11/15/50 (144A) (b)	505,000	403,491
3.282%, 1M LIBOR + 0.850%, 12/13/31 (144A) (b)	490,000	487,679
3.453%, 07/15/50	449,000	440,462
3.599%, 12/15/48 (b)	35,000	31,913
3.718%, 12/15/48	190,000	192,124
3.749%, 06/15/36 (144A) (b)	270,000	272,938
3.809%, 12/15/48	630,000	643,605
4.355%, 09/15/50 (144A) (b)	150,000	135,185
4.612%, 1M LIBOR + 2.157%, 12/15/36 (144A) (b)	270,000	266,550
WF-RBS Commercial Mortgage Trust 3.405%, 1M LIBOR + 0.950%, 03/15/44 (144A) (b)	23,999	24,074
3.678%, 08/15/47	595,000	603,860
3.758%, 09/15/57 (b)	1,540,000	1,459,348

		103,139,784

Total Mortgage-Backed Securities (Cost $167,840,118)		164,122,901

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Foreign Government—2.6%

Security Description	Principal Amount*	Value

Municipal —0.0%
Provincia de Rio Negro 7.750%, 12/07/25 (144A)	600,000	$420,006

Sovereign—2.6%
Argentina Bonar Bonds 8.000%, 10/08/20	1,272,000	1,164,040
8.750%, 05/07/24	1,255,133	1,170,412
Argentine Republic Government International Bonds 4.625%, 01/11/23	628,000	496,120
5.625%, 01/26/22	1,839,000	1,551,656
5.875%, 01/11/28 (f)	758,000	544,813
6.875%, 04/22/21	1,689,000	1,526,028
6.875%, 01/11/48 (f)	1,738,000	1,210,083
7.125%, 06/28/2117	1,020,000	729,300
7.625%, 04/22/46	1,259,000	912,146
Bonos de la Nacion Argentina con Ajuste por CER 4.000%, 03/06/20 (ARS) (n)	12,117,000	405,402
Brazilian Government International Bond 4.625%, 01/13/28 (f)	740,000	711,517
Colombia Government International Bond 3.875%, 04/25/27 (f)	9,097,000	8,687,635
Colombian TES 7.000%, 06/30/32 (COP)	6,598,000,000	2,004,242
7.500%, 08/26/26 (COP)	9,136,000,000	2,964,104
Dominican Republic International Bond 5.950%, 01/25/27	687,000	684,424
Ecuador Government International Bond 7.875%, 01/23/28	463,000	376,188
Egypt Government International Bonds 4.750%, 04/16/26 (144A) (EUR)	502,000	520,368
5.577%, 02/21/23 (144A)	348,000	329,786
5.750%, 04/29/20	1,166,000	1,175,183
6.125%, 01/31/22	592,000	580,799
7.903%, 02/21/48 (144A)	880,000	757,046
Hungary Government International Bond 5.375%, 03/25/24	3,500,000	3,746,050
Indonesia Government International Bond 4.100%, 04/24/28 (f)	2,460,000	2,393,368
Indonesia Treasury Bond 7.500%, 05/15/38 (IDR)	30,285,000,000	1,937,566
Mexican Bonos 7.500%, 06/03/27 (MXN)	18,052,300	853,178
7.750%, 11/23/34 (MXN)	33,471,800	1,544,658
7.750%, 11/13/42 (MXN)	43,000,000	1,932,049
8.500%, 11/18/38 (MXN)	42,000,000	2,057,026
10.000%, 11/20/36 (MXN)	20,000,000	1,120,063
Mexico Government International Bonds 3.750%, 01/11/28 (f)	1,936,000	1,812,115
4.150%, 03/28/27	23,125,000	22,359,794
Nigeria Government International Bond 9.248%, 01/21/49 (144A)	1,273,000	1,234,611
Panama Government International Bond 3.750%, 03/16/25	3,490,000	3,456,880
Peruvian Government International Bonds 4.125%, 08/25/27 (f)	1,233,000	1,273,073
7.350%, 07/21/25	2,900,000	3,523,500

Sovereign—(Continued)
Philippine Government International Bond 3.000%, 02/01/28	7,002,000	6,625,236
Republic of South Africa Government Bond 8.750%, 02/28/48 (ZAR)	15,570,000	963,473
Republic of South Africa Government International Bond 4.850%, 09/27/27 (f)	536,000	499,498
Russian Foreign Bond - Eurobond 4.250%, 06/23/27	800,000	760,557
Turkey Government International Bond 5.125%, 02/17/28	751,000	657,440
Uruguay Government International Bond 4.375%, 10/27/27	3,975,565	3,977,195

		91,228,622

Total Foreign Government (Cost $95,387,184)		91,648,628

Floating Rate Loans (o)—1.3%

Commercial Services—0.2%
Goldman Sachs Lending Partners, LLC Term Loan A, 4.272%, 1M LIBOR + 1.750%, 08/26/20 (i) (j)	1,504,182	1,504,182
Term Loan B, 4.474%, 1M LIBOR + 2.100%, 08/26/20 (i) (j)	3,665,118	3,665,118

		5,169,300

Distribution/Wholesale—0.3%
Chimera Special Holding LLC Term Loan, 4.347%, 1M LIBOR + 2.000%, 11/01/20 (k)	10,458,553	10,458,553

Diversified Financial Services—0.7%
Caliber Home Loans, Inc. Revolver, 5.988%, 3M LIBOR + 3.250%, 03/03/23 (k)	4,581,545	4,570,091
LSTAR Securities Financing Vehicle: Term Loan, 4.349%, 1M LIBOR + 2.000%, 04/01/21 (i) (j) (k)	11,518,159	11,477,845
Roundpoint Mortgage Servicing Corp. Term Loan, 5.724%, 3M LIBOR + 3.375%, 08/08/20 (i) (j) (k) (l)	8,397,567	8,397,567

		24,445,503

Entertainment—0.1%
Stars Group Holdings B.V. (The) Incremental Term Loan, 6.303%, 3M LIBOR + 3.500%, 07/10/25	1,405,574	1,365,666

Iron/Steel—0.0%
Samarco Mineracao S.A. Delayed Draw Term Loan, 12/31/18	543,000	399,105

Miscellaneous Manufacturing—0.0%
Gates Global LLC Term Loan B, 5.272%, 1M LIBOR + 2.750%, 04/01/24	118,776	113,189

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (o)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Pipelines—0.0%
AL Midcoast Holdings LLC Term Loan B, 8.303%, 3M LIBOR + 5.500%, 07/31/25	1,097,250	$1,060,218

Retail—0.0%
Foundation Building Materials, LLC Term Loan B, 5.705%, 1M LIBOR + 3.250%, 08/13/25	1,175,000	1,117,719

Total Floating Rate Loans (Cost $44,415,088)		44,129,253

Escrow Shares—0.0%

Savings & Loans—0.0%
Washington Mutual Bank (i) (j)	5,027,000	1
Washington Mutual Bank (i) (j)	1,310,000	0
Washington Mutual Bank (i) (j)	2,440,000	0

Total Escrow Shares (Cost $0)		1

Short-Term Investments—3.5%

Foreign Government—3.2%
Japan Treasury Bill Zero Coupon, 01/21/19 (p)	12,245,750,000	111,733,796

Commercial Paper—0.2%
AT&T, Inc. 2.911%, 03/07/19 (p)	5,060,000	5,031,558
General Motors Financial Co., Inc. 3.690%, 03/27/19 (p)	3,450,000	3,423,832

		8,455,390

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $2,767,434; collateralized by U.S. Treasury Note at 2.875%, maturing 10/31/23, with a market value of $2,826,909.	2,767,249	2,767,249

Total Short-Term Investments (Cost $120,443,584)		122,956,435

Securities Lending Reinvestments (q)—2.5%

Certificates of Deposit—1.8%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (b)	1,000,000	999,979
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (b)	3,500,000	3,501,396
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (b)	3,500,000	3,499,668

Certificates of Deposit—(Continued)
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (b)	1,000,000	999,872
2.739%, 1M LIBOR + 0.270%, 07/19/19 (b)	2,000,000	1,999,188
China Construction Bank Corp. 2.550%, 01/07/19	3,000,000	3,000,000
Citibank N.A. 2.490%, 02/04/19	3,000,000	2,999,583
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (b)	1,000,000	1,000,003
Credit Agricole S.A. 2.500%, 02/12/19	2,000,000	1,999,660
Credit Industriel et Commercial Zero Coupon, 01/25/19	987,228	998,300
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (b)	1,500,000	1,500,038
Credit Suisse AG 2.620%, 04/01/19	3,000,000	2,998,446
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (b)	2,000,000	2,000,012
Natixis S.A. New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (b)	1,000,000	999,370
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (b)	2,500,000	2,500,020
2.665%, 1M LIBOR + 0.210%, 09/17/19 (b)	2,000,000	1,997,954
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (b)	3,000,000	2,999,754
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (b)	2,000,000	1,999,942
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (b)	5,000,000	4,998,165
Sumitomo Mitsui Banking Corp., New York 2.549%, 1M LIBOR + 0.200%, 04/03/19 (b)	1,000,030	999,704
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (b)	4,000,000	3,999,820
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (b)	5,000,000	4,995,240
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (b)	2,000,000	2,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (b)	5,000,000	5,004,337
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (b)	3,000,000	2,999,981

		62,990,432

Commercial Paper—0.4%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (b)	2,000,000	1,999,446
Banco Santander S.A. 2.740%, 02/07/19	2,482,494	2,492,720
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (b)	1,000,000	1,000,000
ING Funding LLC 2.725%, 3M LIBOR + 0.110%, 05/10/19 (b)	1,500,000	1,499,823
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (b)	4,000,000	4,000,980

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (q)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (b)	2,000,000	$1,999,920

		12,992,889

Repurchase Agreements—0.3%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $1,511,500; collateralized by various Common Stock with an aggregate market value of $1,650,275.	1,500,000	1,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $1,002,713; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $1,088,319.	1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $3,022,540; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $5,339,821; collateralized by various Common Stock with an aggregate market value of $5,830,000.	5,300,000	5,300,000

		10,800,000

Total Securities Lending Reinvestments (Cost $86,791,567)		86,783,321

Total Purchased Options—0.2% (r) (Cost $6,613,154)		7,011,429

Total Investments—116.8% (Cost $4,167,701,267)		4,120,038,438
Unfunded Loan Commitments—(0.1)% (Cost $(2,241,504))		(2,241,504)
Net Investments—116.7% (Cost $4,165,459,763)		4,117,796,934
Other assets and liabilities (net)—(16.7)%		(588,212,974)

Net Assets—100.0%		$3,529,583,960

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2018, the value of securities pledged amounted to $99,626,842.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $7,553,001.
(f)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $56,966,622 and the collateral received consisted of cash in the amount of $86,769,752. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(j)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.9% of net assets.
(k)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $33,749,895, which is 1.0% of net assets. See details shown in the Restricted Securities table that follows.
(l)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(m)	Principal only security.
(n)	Principal amount of security is adjusted for inflation.
(o)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(p)	The rate shown represents current yield to maturity.
(q)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(r)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $622,909,066, which is 17.6% of net assets.

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Ari Investments LLC, 4.480%, 01/06/25	12/14/17	$1,023,181	$1,023,181	$1,023,181
Banco Espirito Santo S.A., 4.000%, 01/21/19	12/12/14	200,000	248,422	64,162
Caliber Home Loans, Inc., 5.988%, 04/24/21	06/27/18 - 12/13/18	4,581,545	4,581,546	4,570,091
Chimera Special Holding LLC, 4.347%, 10/04/19	02/15/18	10,458,553	10,458,899	10,458,553
LSTAR Securities Financing Vehicle, 4.349%, 04/01/21	04/10/18	11,518,159	11,487,682	11,477,845
Roundpoint Mortgage Servicing Corp., 5.724%, 08/08/20	08/27/18	6,156,063	6,156,042	6,156,063

				$33,749,895

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Barclays Capital, Inc.	3.180%	12/31/18	01/02/19	USD	27,608,125	$27,608,125
BNP Paribas S.A.	3.120%	12/31/18	01/02/19	USD	28,067,900	28,067,900
Merill Lynch Pierce Fenner & Smith, Inc.	3.200%	12/31/18	01/02/19	USD	44,522,058	44,522,058

Total						$100,198,083

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	2.000%	TBA	$(5,677,000)	$(5,381,619)	$(5,433,970)
Fannie Mae 15 Yr. Pool	2.500%	TBA	(1,039,200)	(1,015,686)	(1,014,916)
Fannie Mae 15 Yr. Pool	3.500%	TBA	(11,483,000)	(11,541,035)	(11,623,063)
Fannie Mae 15 Yr. Pool	4.000%	TBA	(10,417,000)	(10,602,553)	(10,659,144)
Fannie Mae 30 Yr. Pool	3.500%	TBA	(53,000)	(52,783)	(53,007)
Fannie Mae 30 Yr. Pool	3.500%	TBA	(110,924,468)	(109,765,638)	(110,866,217)
Fannie Mae 30 Yr. Pool	4.000%	TBA	(81,796,000)	(81,463,704)	(83,408,037)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(28,073,000)	(29,000,571)	(29,083,371)
Fannie Mae 30 Yr. Pool	6.000%	TBA	(2,002,000)	(2,152,463)	(2,150,489)
Ginnie Mae I 30 Yr. Pool	4.500%	TBA	(3,100,000)	(3,202,687)	(3,207,836)
Ginnie Mae II 30 Yr. Pool	3.000%	TBA	(1,756,000)	(1,729,111)	(1,723,692)
Ginnie Mae II 30 Yr. Pool	3.000%	TBA	(4,976,518)	(4,868,094)	(4,894,106)

Totals				$(260,775,944)	$(264,117,848)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ARS	7,011,000	BNP	01/16/19	USD	180,000	$2,813
ARS	3,586,500	CBNA	01/16/19	USD	90,000	3,519
ARS	6,951,600	CBNA	01/16/19	USD	180,000	1,264
ARS	9,994,400	CBNA	01/16/19	USD	260,000	606
ARS	3,591,000	DBAG	01/16/19	USD	90,000	3,636
ARS	3,591,000	DBAG	01/16/19	USD	90,000	3,636
ARS	14,378,400	DBAG	01/16/19	USD	360,000	14,920
ARS	3,592,908	BNP	03/07/19	USD	85,241	2,637
ARS	11,995,200	BNP	03/11/19	USD	288,000	4,008
BRL	1,398,258	CBNA	01/03/19	USD	360,000	771
BRL	15,291,505	CBNA	01/03/19	USD	3,937,000	8,431
BRL	1,379,160	GSI	01/03/19	USD	360,000	(4,156)
BRL	1,815,887	GSI	01/03/19	USD	468,640	(115)
BRL	1,823,876	GSI	01/03/19	USD	469,950	637
BRL	2,782,080	GSI	01/03/19	USD	717,993	(176)

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	7,572,976	GSI	01/03/19	USD	1,954,417	$(479)
BRL	7,744,379	GSI	01/03/19	USD	1,998,653	(490)
BRL	1,819,411	GSI	02/04/19	USD	469,950	(1,362)
BRL	2,787,480	GSI	02/04/19	USD	720,000	(2,086)
BRL	7,587,675	GSI	02/04/19	USD	1,959,880	(5,679)
CAD	10,305,481	TDB	03/20/19	USD	7,564,000	(1,743)
CLP	482,655,600	BNP	01/16/19	USD	720,000	(24,359)
CLP	482,655,600	BNP	01/16/19	USD	720,000	(24,359)
CLP	743,526,144	DBAG	01/16/19	USD	1,111,200	(39,572)
COP	1,533,085,000	BNP	01/11/19	USD	485,000	(13,120)
COP	1,548,415,850	GSI	01/16/19	USD	485,000	(8,519)
GBP	14,198,000	BBP	03/20/19	USD	18,029,033	135,136
IDR	40,869,465,000	BBP	01/18/19	USD	2,653,000	184,830
KRW	1,603,152,000	BOA	02/07/19	USD	1,440,000	(1,808)
MXN	9,433,082	GSI	01/16/19	USD	469,950	9,188
RUB	59,149,400	BOA	01/16/19	USD	890,000	(41,889)
TRY	2,873,041	JPMC	06/19/19	USD	536,503	(38,631)
TWD	44,442,720	BNP	01/03/19	USD	1,445,762	141
ZAR	10,144,152	BNP	01/10/19	USD	720,000	(15,470)
ZAR	12,818,142	NTC	01/16/19	USD	900,000	(10,412)
ZAR	25,264,060	UBSA	01/16/19	USD	1,790,000	(36,657)

Contracts to Deliver
ARS	1,601,200	GSI	01/16/19	USD	40,000	(1,752)
ARS	15,801,482	JPMC	01/16/19	USD	410,000	(2,027)
ARS	8,261,500	BNP	02/11/19	USD	205,000	(3,072)
ARS	8,261,500	JPMC	02/11/19	USD	205,000	(3,072)
BRL	15,291,505	CBNA	01/03/19	USD	3,946,398	967
BRL	1,398,258	CBNA	01/03/19	USD	360,859	88
BRL	7,744,379	GSI	01/03/19	USD	1,977,120	(21,043)
BRL	7,572,976	GSI	01/03/19	USD	1,959,880	5,942
BRL	2,782,080	GSI	01/03/19	USD	720,000	2,183
BRL	1,823,876	GSI	01/03/19	USD	470,702	115
BRL	1,815,887	GSI	01/03/19	USD	469,950	1,425
BRL	1,379,160	GSI	01/03/19	USD	355,931	87
BRL	1,436,710	DBAG	01/16/19	USD	370,000	(346)
CHF	3,684,394	CBNA	03/20/19	USD	3,782,000	6,602
CLP	612,314,739	BNP	01/16/19	USD	888,185	5,669
CLP	142,795,670	BNP	01/16/19	USD	213,015	7,207
CLP	6,703,100	CBNA	01/16/19	USD	10,000	339
COP	1,556,992,105	BNP	01/11/19	USD	485,000	5,761
COP	6,560,690,000	GSI	01/23/19	USD	1,986,884	(31,282)
COP	7,500,000,000	JPMC	01/23/19	USD	2,268,603	(38,509)
EUR	489,471	NIP	01/16/19	USD	559,528	(1,888)
GBP	14,198,000	MSIP	03/20/19	USD	17,999,940	(164,229)
IDR	31,991,482,407	BNP	01/16/19	USD	2,210,380	(11,464)
IDR	39,123,791,000	JPMC	01/18/19	USD	2,653,000	(63,617)
JPY	12,253,976,495	JPMC	01/22/19	USD	109,821,846	(2,113,398)
JPY	78,858,000	CBNA	02/05/19	USD	698,719	(22,415)
JPY	698,253,930	DBAG	02/05/19	USD	6,198,052	(187,286)
JPY	698,253,930	DBAG	02/05/19	USD	6,185,835	(199,503)
JPY	698,253,930	NAB	02/05/19	USD	6,162,150	(223,188)
KRW	1,808,532,660	CBNA	01/16/19	USD	1,606,000	(15,445)
KRW	1,590,912,000	MSIP	02/07/19	USD	1,440,000	12,789
MXN	35,838,876	CBNA	01/16/19	USD	1,780,000	(40,377)
MXN	19,118,750	JPMC	01/16/19	USD	939,900	(31,206)

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MXN	19,118,750	JPMC	01/16/19	USD	939,900	$(31,206)
MXN	85,320,000	CBNA	01/23/19	USD	4,219,000	(109,789)
MXN	74,360,000	CBNA	01/23/19	USD	3,710,579	(62,144)
MXN	42,884,000	GSI	02/05/19	USD	2,125,017	(46,181)
MXN	30,000,000	GSI	02/05/19	USD	1,469,933	(48,955)
RUB	59,994,900	BOA	01/16/19	USD	890,000	29,766
TWD	44,442,720	BNP	01/03/19	USD	1,440,000	(5,903)
ZAR	10,241,712	BNP	01/10/19	USD	720,000	8,694
ZAR	38,539,016	BNP	01/16/19	USD	2,680,000	5,366
ZAR	138,795	CBNA	01/16/19	USD	10,000	368
ZAR	10,000,000	BOA	01/23/19	USD	687,899	(5,512)
ZAR	4,960,000	BOA	01/23/19	USD	341,348	(2,584)

Cross Currency Contracts to Buy
CAD	4,279,613	BNP	03/20/19	EUR	2,725,000	(1,903)
CAD	7,598,343	BNP	03/20/19	EUR	4,839,000	(4,338)

Net Unrealized Depreciation						$(3,295,175)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/29/19	1,588	USD	337,152,250	$2,212,885
U.S. Treasury Note 5 Year Futures	03/29/19	3,346	USD	383,744,375	5,144,203
U.S. Treasury Note Ultra 10 Year Futures	03/20/19	590	USD	76,746,094	1,861,376
U.S. Treasury Ultra Long Bond Futures	03/20/19	932	USD	149,731,625	7,594,574

Futures Contracts—Short
90 Day Eurodollar Futures	12/14/20	(1,135)	USD	(276,741,375)	(1,150,924)
Euro-Bund Futures	03/07/19	(326)	EUR	(53,314,040)	(342,709)
Euro-Buxl 30 Year Bond Futures	03/07/19	(44)	EUR	(7,947,280)	(17,751)
Japanese Government 10 Year Bond Futures	03/13/19	(18)	JPY	(2,744,640,000)	(121,581)
U.S. Treasury Long Bond Futures	03/20/19	(83)	USD	(12,118,000)	(285,111)
U.S. Treasury Note 10 Year Futures	03/20/19	(1,515)	USD	(184,853,672)	(3,123,444)

Net Unrealized Appreciation					$11,771,518

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Put/BRL Call	BRL	3.600	DBAG	01/07/19	4,240,000	USD	4,240,000	$11,617	$4	$(11,613)
USD Put/BRL Call	BRL	3.600	GSI	01/08/19	1,980,000	USD	1,980,000	26,019	4	(26,015)
USD Call/BRL Put	BRL	3.920	MSIP	01/10/19	1,440,000	USD	1,440,000	9,586	9,216	(370)
USD Put/BRL Call	BRL	3.740	MSIP	01/10/19	1,440,000	USD	1,440,000	27,213	1,146	(26,067)
USD Put/BRL Call	BRL	3.900	GSI	02/07/19	1,440,000	USD	1,440,000	29,513	30,183	670
USD Put/BRL Call	BRL	3.500	DBAG	02/07/19	3,074,000	USD	3,074,000	5,134	89	(5,045)
USD Put/KRW Call	KRW	1,110.000	CBNA	01/31/19	1,606,000	USD	1,606,000	16,196	13,394	(2,803)
USD Put/KRW Call	KRW	1,115.000	CBNA	02/07/19	1,440,000	USD	1,440,000	17,114	16,839	(275)
USD Put/ZAR Call	ZAR	13.500	JPMC	02/21/19	1,144,500	USD	1,144,500	15,327	4,959	(10,368)
USD Put/JPY Call	JPY	112.000	DBAG	04/03/19	25,202,000	USD	25,202,000	595,523	860,422	264,898
USD Call/JPY Put	JPY	112.000	DBAG	04/03/19	25,202,000	USD	25,202,000	640,383	139,695	(500,688)

Totals								$1,393,625	$1,075,951	$(317,676)

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Purchased Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 10 Yr. IRS	2.750%	CBNA	3M LIBOR	Pay	04/24/19	17,910,000	USD	17,910,000	$52,387	$260,696	$208,309
Call - OTC - 10 Yr. IRS	2.750%	CBNA	3M LIBOR	Pay	04/24/19	4,340,000	USD	4,340,000	14,973	64,047	49,075
Call - OTC - 10 Yr. IRS	2.700%	BBP	3M LIBOR	Pay	06/10/19	9,314,000	USD	9,314,000	73,814	137,340	63,526
Call - OTC - 10 Yr. IRS	3.041%	JPMC	3M LIBOR	Pay	04/27/38	52,790,000	USD	52,790,000	2,520,612	3,004,675	484,063
Put - OTC - 10 Yr. IRS	3.770%	CBNA	3M LIBOR	Receive	04/24/19	11,125,000	USD	11,125,000	37,130	1,405	(35,725)
Put - OTC - 10 Yr. IRS	3.041%	JPMC	3M LIBOR	Receive	04/27/38	52,790,000	USD	52,790,000	2,520,612	2,467,315	(53,297)

Totals									$5,219,528	$5,935,478	$715,951

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/BRL Put	BRL	3.900	MSIP	01/10/19	(1,440,000)	USD	(1,440,000)	$(16,294)	$(11,900)	$4,394
USD Call/JPY Put	JPY	112.000	MSIP	04/03/19	(25,202,000)	USD	(25,202,000)	(455,148)	(139,695)	315,453
USD Call/KRW Put	KRW	1,140.000	JPMC	02/07/19	(720,000)	USD	(720,000)	(5,151)	(2,208)	2,943
USD Call/MXN Put	MXN	20.900	CBNA	01/11/19	(1,440,000)	USD	(1,440,000)	(29,606)	(286)	29,320
USD Put/BRL Call	BRL	3.600	MSIP	01/10/19	(1,440,000)	USD	(1,440,000)	(7,718)	(26)	7,692
USD Put/BRL Call	BRL	3.750	GSI	02/07/19	(2,160,000)	USD	(2,160,000)	(14,094)	(12,826)	1,268
USD Put/JPY Call	JPY	112.000	MSIP	04/03/19	(25,202,000)	USD	(25,202,000)	(457,920)	(860,420)	(402,500)
USD Put/KRW Call	KRW	1,085.000	JPMC	02/07/19	(720,000)	USD	(720,000)	(2,258)	(1,731)	527
USD Put/KRW Call	KRW	1,085.000	CBNA	02/07/19	(1,440,000)	USD	(1,440,000)	(4,284)	(3,462)	822

Totals								$(992,473)	$(1,032,554)	$(40,081)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 2 Yr. IRS	2.750%	CBNA	3M LIBOR	Receive	10/16/20	(141,750,000)	USD	(141,750,000)	$(602,438)	$(1,559,009)	$(956,571)
Put - OTC - 2 Yr. IRS	3.750%	CBNA	3M LIBOR	Pay	10/16/20	(141,750,000)	USD	(141,750,000)	(552,825)	(173,304)	379,521

Totals									$(1,155,263)	$(1,732,313)	$(577,050)

Swap Agreements

OTC Cross—Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Upfront Premium (Received)	Unrealized (Depreciation)
Floating rate equal to 3M USD-LIBOR plus 0.000% based on the notional amount of currency delivered	Fixed rate equal to 16.770% based on the notional amount of currency received	06/19/24	JPMC	USD	536,503	TRY	2,873,041	$(28,781)	$(489)	$(28,292)

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	1-Day CDI	Maturity	7.420%	Maturity	01/04/21	CSI	BRL	25,376,156	$11,365	$—	$11,365
Pay	1-Day CDI	Maturity	7.430%	Maturity	01/04/21	JPMC	BRL	10,846,585	4,592	—	4,592
Pay	1-Day CDI	Maturity	7.460%	Maturity	01/04/21	BOA	BRL	14,557,259	8,135	—	8,135

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

OTC Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	1-Day CDI	Maturity	7.479%	Maturity	01/04/21	BOA	BRL	50,780,000	$32,539	$—	$32,539
Pay	1-Day CDI	Maturity	8.531%	Maturity	01/02/23	CBNA	BRL	29,110,000	22,227	—	22,227
Pay	28-Day TIIE	Monthly	6.270%	Monthly	12/05/25	BOA	MXN	2,209,451	(14,337)	—	(14,337)
Pay	28-Day TIIE	Monthly	6.325%	Monthly	07/17/25	CBNA	MXN	19,973,500	(120,321)	—	(120,321)
Pay	28-Day TIIE	Monthly	6.330%	Monthly	08/06/25	CBNA	MXN	59,593,000	(361,047)	—	(361,047)
Receive	28-Day TIIE	Monthly	6.307%	Monthly	08/11/25	DBAG	MXN	74,533,884	456,713	—	456,713
Receive	28-Day TIIE	Monthly	6.310%	Monthly	08/11/25	BOA	MXN	20,079,000	122,889	—	122,889
Receive	28-Day TIIE	Monthly	6.310%	Monthly	08/11/25	BOA	MXN	20,079,000	122,889	—	122,889

Totals									$285,644	$—	$285,644

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M UKRPI	Maturity	3.570%	Maturity	11/15/28	GBP	11,530,000	$26,294	$(5,202)	$31,496
Pay	28-Day TIIE	Monthly	6.320%	Monthly	07/17/25	MXN	40,086,000	(242,421)	—	(242,421)
Pay	28-Day TIIE	Monthly	8.205%	Monthly	10/07/20	MXN	92,528,424	(33,550)	73	(33,623)
Pay	28-Day TIIE	Monthly	8.206%	Monthly	10/07/20	MXN	188,281,000	(68,075)	148	(68,223)
Pay	3M LIBOR	Quarterly	2.131%	Semi-Annually	08/25/25	USD	1,285,000	(38,985)	—	(38,985)
Pay	3M LIBOR	Quarterly	3.348%	Semi-Annually	04/26/29	USD	1,802,000	95,859	37	95,822
Pay	6M EURIBOR	Semi-Annually	0.242%	Annually	12/14/21	EUR	77,890,000	112,463	3,806	108,657
Pay	6M EURIBOR	Semi-Annually	0.323%	Annually	11/16/21	EUR	156,876,000	411,642	2,938	408,704
Pay	6M EURIBOR	Semi-Annually	0.375%	Annually	11/09/21	EUR	155,836,000	513,007	847	512,160
Pay	6M EURIBOR	Semi-Annually	0.380%	Annually	11/09/21	EUR	155,836,000	521,988	(4,490)	526,478
Pay	6M EURIBOR	Semi-Annually	0.815%	Annually	02/15/28	EUR	36,200,000	285,712	904	284,808
Receive	28-Day TIIE	Monthly	7.105%	Monthly	10/14/22	MXN	48,327,742	118,680	47	118,633
Receive	28-Day TIIE	Monthly	7.110%	Monthly	10/14/22	MXN	36,666,258	89,736	35	89,701
Receive	28-Day TIIE	Monthly	7.361%	Monthly	01/28/19	MXN	300,263,934	14,058	—	14,058
Receive	3M LIBOR	Semi-Annually	2.272%	Quarterly	09/11/25	USD	955,000	21,017	—	21,017
Receive	3M LIBOR	Semi-Annually	2.855%	Quarterly	12/24/28	USD	712,000	(7,465)	15	(7,480)
Receive	3M LIBOR	Semi-Annually	2.915%	Quarterly	08/23/26	USD	110,000	(1,981)	2	(1,983)
Receive	3M LIBOR	Semi-Annually	2.932%	Quarterly	06/12/29	USD	2,887,000	(46,755)	59	(46,814)
Receive	3M LIBOR	Semi-Annually	3.156%	Quarterly	10/03/28	USD	1,279,000	(47,314)	26	(47,340)
Receive	3M LIBOR	Semi-Annually	3.232%	Quarterly	04/26/29	USD	621,000	(26,707)	13	(26,720)
Receive	3M LIBOR	Semi-Annually	3.264%	Quarterly	04/26/29	USD	2,560,000	(117,293)	52	(117,345)
Receive	6M LIBOR	Semi-Annually	1.335%	Semi-Annually	12/10/21	GBP	71,115,000	(7,442)	(168)	(7,274)
Receive	6M LIBOR	Semi-Annually	1.425%	Semi-Annually	11/16/21	GBP	143,235,000	(182,567)	3,026	(185,593)
Receive	6M LIBOR	Semi-Annually	1.543%	Semi-Annually	11/15/22	GBP	72,290,000	(119,811)	1,705	(121,516)
Receive	6M LIBOR	Semi-Annually	1.550%	Semi-Annually	11/09/21	GBP	282,965,000	(807,462)	34,731	(842,193)
Receive	6M LIBOR	Semi-Annually	1.583%	Semi-Annually	11/21/28	GBP	15,288,702	(284,477)	2,363	(286,840)
Receive	6M LIBOR	Semi-Annually	1.660%	Semi-Annually	11/08/22	GBP	71,766,000	(224,484)	7,704	(232,188)
Receive	6M LIBOR	Semi-Annually	1.670%	Semi-Annually	11/08/22	GBP	71,766,000	(233,320)	17,395	(250,715)

Totals								$(279,653)	$66,066	$(345,719)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid	Unrealized Appreciation
CDX.NA. HY.31.V3	5.000%	Quarterly	12/20/23	4.505%	USD	17,570,000	$350,223	$184,245	$165,978

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

OTC Credit Default Swaps on Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	1,472,000	$69,248	$64,892	$4,356
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	1,471,000	69,201	64,848	4,353
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	868,720	40,867	39,811	1,056
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	736,000	34,624	31,700	2,924
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	736,000	34,624	31,856	2,768
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	736,000	34,624	32,951	1,673
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	736,000	34,624	32,132	2,492
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	736,000	34,624	32,132	2,492
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	736,000	34,624	32,132	2,492
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	736,000	34,624	32,760	1,864
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	736,000	34,624	32,760	1,864
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	735,280	34,590	33,852	738
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	735,000	34,577	31,657	2,920
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	735,000	34,577	32,088	2,489
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	BBP	2.051%	USD	735,000	34,577	32,088	2,489
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	CBNA	2.051%	USD	8,843,193	416,013	769,298	(353,285)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	GSI	2.051%	USD	3,050,000	143,482	258,895	(115,413)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/23	GSI	2.051%	USD	504,000	23,710	22,380	1,330
Mexico Government International Bond 7.500%, due 04/08/33	(1.000%)	Quarterly	06/20/20	JPMC	0.885%	USD	3,824,276	(6,369)	33,406	(39,775)
Mexico Government International Bond 7.500%, due 04/08/33	(1.000%)	Quarterly	09/20/20	BOA	0.912%	USD	3,824,276	(5,696)	50,241	(55,937)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	BNP	1.549%	USD	709,000	17,647	15,714	1,933
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	BNP	1.549%	USD	709,000	17,647	15,714	1,933
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	BNP	1.549%	USD	616,000	15,333	4,687	10,646
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	BNP	1.549%	USD	616,000	15,333	4,961	10,372
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	BNP	1.549%	USD	616,000	15,333	4,961	10,372
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	BNP	1.549%	USD	615,000	15,308	4,953	10,355
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	BNP	1.549%	USD	582,000	14,486	12,899	1,587
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	BNP	1.549%	USD	449,000	11,176	4,301	6,875

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

OTC Credit Default Swaps on Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	BBP	1.549%	USD	1,386,000	$34,498	$10,536	$23,962
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	BBP	1.549%	USD	1,235,000	30,740	9,663	21,077
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	BBP	1.549%	USD	617,000	15,357	4,690	10,667
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	2,400,000	59,738	52,482	7,256
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	1,880,000	46,794	18,050	28,744
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	1,120,000	27,878	10,753	17,125
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	853,081	21,234	20,131	1,103
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	847,845	21,103	15,130	5,973
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	708,000	17,623	3,967	13,656
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	707,000	17,598	13,550	4,048
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	707,000	17,598	15,406	2,192
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	706,000	17,573	13,995	3,578
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	706,000	17,573	16,002	1,571
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	606,000	15,084	3,260	11,824
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	606,000	15,084	3,531	11,553
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	601,000	14,959	4,435	10,524
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	CBNA	1.549%	USD	590,000	14,685	3,569	11,116
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	DBAG	1.549%	USD	575,000	14,312	5,636	8,676
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	DBAG	1.549%	USD	574,000	14,287	5,626	8,661
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	MSIP	1.549%	USD	589,000	14,661	4,874	9,787
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/23	MSIP	1.549%	USD	406,000	10,106	4,167	5,939
Philippines Government International Bond 10.625%, due 03/16/25	(1.000%)	Quarterly	12/20/23	BNP	0.866%	USD	5,396,000	(33,207)	(25,366)	(7,841)
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/23	BOA	1.568%	USD	428,000	11,022	4,687	6,335
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/23	BBP	1.568%	USD	721,000	18,567	13,821	4,746
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/23	BBP	1.568%	USD	720,000	18,542	13,802	4,740
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/23	CBNA	1.568%	USD	704,000	18,130	13,188	4,942
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/23	CBNA	1.568%	USD	704,000	18,130	14,270	3,860
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/23	CBNA	1.568%	USD	704,000	18,129	13,497	4,632

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

OTC Credit Default Swaps on Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/23	CBNA	1.568%	USD	703,000	$18,104	$13,942	$4,162
Republic of Colombia 10.375%, due 01/23/33	(1.000%)	Quarterly	12/20/23	CBNA	1.568%	USD	589,000	15,168	4,504	10,664
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/23	BNP	1.568%	USD	305,289	7,862	5,171	2,691
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/23	BNP	1.568%	USD	274,424	7,067	4,286	2,781
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/23	CBNA	1.568%	USD	225,000	5,794	4,214	1,580
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/23	DBAG	1.568%	USD	719,000	18,516	13,783	4,733
Turkey Government International Bond 11.280%, due 01/15/30	(1.000%)	Quarterly	12/20/23	MSIP	3.591%	USD	251,800	27,747	28,227	(480)

Totals								$1,916,088	$2,121,548	$(205,460)

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	Quarterly	06/20/20	BOA	0.885%	USD	3,824,276	$6,368	$(38,756)	$45,124
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	Quarterly	09/20/20	JPMC	0.912%	USD	3,824,276	5,696	(43,741)	49,437

Totals								$12,064	$(82,497)	$94,561

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.V9	(2.000%)	Monthly	09/17/58	CBNA	2.703%	USD	510,000	$20,695	$10,212	$10,483
CMBX.NA.A.V9	(2.000%)	Monthly	09/17/58	CSI	2.703%	USD	600,000	24,347	10,952	13,395
CMBX.NA.A.V9	(2.000%)	Monthly	09/17/58	CSI	2.703%	USD	510,000	20,695	9,582	11,113
CMBX.NA.A.V9	(2.000%)	Monthly	09/17/58	CSI	2.703%	USD	481,000	19,518	8,172	11,346
CMBX.NA.A.V9	(2.000%)	Monthly	09/17/58	GSI	2.703%	USD	260,000	10,550	5,203	5,347
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.314%	USD	1,670,000	(10,206)	242	(10,448)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.314%	USD	2,340,000	(14,301)	(883)	(13,418)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.314%	USD	2,680,000	(16,379)	745	(17,124)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	CSI	0.561%	USD	1,610,000	6,032	19,805	(13,773)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	DBAG	0.561%	USD	1,280,000	4,795	15,972	(11,177)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.561%	USD	1,960,000	7,343	26,423	(19,080)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.561%	USD	1,090,000	4,084	13,409	(9,325)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.561%	USD	900,000	3,372	11,071	(7,699)
CMBX.NA.BBB-.V6	(3.000%)	Monthly	05/11/63	JPMC	8.287%	USD	340,000	54,828	34,298	20,530

Totals								$135,373	$165,203	$(29,830)

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	2.656%	USD	660,000	$(28,104)	$(30,601)	$2,497
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	2.656%	USD	1,310,000	(55,782)	(59,736)	3,954
CMBX.NA.A.V8	2.000%	Monthly	10/17/57	GSI	2.743%	USD	670,000	(25,020)	(38,377)	13,357
CMBX.NA.A.V8	2.000%	Monthly	10/17/57	MSIP	2.743%	USD	190,000	(7,095)	(22,074)	14,979
CMBX.NA.AAA.V7	0.500%	Monthly	01/17/47	CSI	0.375%	USD	5,000,000	27,778	(156,398)	184,176
CMBX.NA.AM.V4	0.500%	Monthly	02/17/51	DBAG	6.842%	USD	2,370,000	(10,369)	(359,977)	349,608
CMBX.NA.BBB-.V10	3.000%	Monthly	11/17/59	JPMC	4.924%	USD	40,000	(4,601)	(3,575)	(1,026)
CMBX.NA.BBB-.V6	3.000%	Monthly	05/11/63	CSI	8.287%	USD	340,000	(54,828)	(28,925)	(25,903)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	CSI	5.285%	USD	1,056,000	(128,238)	(94,658)	(33,580)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	DBAG	5.285%	USD	718,000	(87,192)	(88,116)	924
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	DBAG	5.285%	USD	860,000	(104,436)	(94,404)	(10,032)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	JPMC	5.285%	USD	272,000	(33,031)	(24,444)	(8,587)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	5.285%	USD	21,000	(2,550)	(2,619)	69
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	5.285%	USD	290,000	(35,217)	(37,644)	2,427
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	5.285%	USD	320,000	(38,860)	(32,777)	(6,083)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	5.285%	USD	500,000	(60,719)	(53,964)	(6,755)

Totals								$(648,264)	$(1,128,289)	$480,025

Securities in the amount of $ 1,022,842 and cash in the amount of $110,000 have been received at the custodian bank as collateral for OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(NAB)—	National Australia Bank Ltd.
(NIP)—	Nomura International plc
(NTC)—	Northern Trust Co.
(TDB)—	Toronto Dominion Bank
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(RUB)—	Russian Ruble
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Glossary of Abbreviations—(Continued)

Index Abbreviations

(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index
(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.AM)—	Markit North America Mezzanine AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CMT)—	Constant Maturity Treasury Index
(EURIBOR)—	Euro Interbank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ICE)—	Intercontinental Exchange, Inc.
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(UKRPI)—	United Kingdom Retail Price Index

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,703,709,560	$—	$1,703,709,560
Total Corporate Bonds & Notes*	—	1,261,475,089	—	1,261,475,089
Asset-Backed Securities
Asset-Backed - Home Equity	—	34,776,724	—	34,776,724
Asset-Backed - Manufactured Housing	—	16,361,602	—	16,361,602
Asset-Backed - Other	—	299,822,798	9,336,702	309,159,500
Asset-Backed - Student Loan	—	16,842,677	—	16,842,677
Total Asset-Backed Securities	—	367,803,801	9,336,702	377,140,503
Total Municipals	—	261,061,318	—	261,061,318
Total Mortgage-Backed Securities*	—	164,122,901	—	164,122,901
Total Foreign Government*	—	91,648,628	—	91,648,628
Floating Rate Loans
Commercial Services	—	—	5,169,300	5,169,300
Distribution/Wholesale	—	10,458,553	—	10,458,553
Diversified Financial Services (Less Unfunded Loan Commitments of $2,241,504)	—	4,570,091	17,633,908	22,203,999
Entertainment	—	1,365,666	—	1,365,666
Iron/Steel	—	399,105	—	399,105
Miscellaneous Manufacturing	—	113,189	—	113,189
Pipelines	—	1,060,218	—	1,060,218
Retail	—	1,117,719	—	1,117,719
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	19,084,541	22,803,208	41,887,749
Total Escrow Shares*	—	—	1	1
Total Short-Term Investments*	—	122,956,435	—	122,956,435
Total Securities Lending Reinvestments*	—	86,783,321	—	86,783,321
Total Purchased Options*	—	7,011,429	—	7,011,429
Total Investments	$—	$4,085,657,023	$32,139,911	$4,117,796,934

Collateral for Securities Loaned (Liability)	$—	$(86,769,752)	$—	$(86,769,752)
Total Reverse Repurchase Agreements (Liability)	$—	$(100,198,083)	$—	$(100,198,083)
TBA Forward Sales Commitments	$—	$(264,117,848)	$—	$(264,117,848)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$469,541	$—	$469,541
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(3,764,716)	—	(3,764,716)
Total Forward Contracts	$—	$(3,295,175)	$—	$(3,295,175)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$16,813,038	$—	$—	$16,813,038
Futures Contracts (Unrealized Depreciation)	(5,041,520)	—	—	(5,041,520)
Total Futures Contracts	$11,771,518	$—	$—	$11,771,518

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Written Options
Foreign Currency Written Options at Value	$—	$(1,032,554)	$—	$(1,032,554)
Interest Rate Swaptions at Value	—	(1,732,313)	—	(1,732,313)
Total Written Options	$—	$(2,764,867)	$—	$(2,764,867)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,377,512	$—	$2,377,512
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(2,557,253)	—	(2,557,253)
Total Centrally Cleared Swap Contracts	$—	$(179,741)	$—	$(179,741)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$2,958,810	$—	$2,958,810
OTC Swap Contracts at Value (Liabilities)	—	(1,286,686)	—	(1,286,686)
Total OTC Swap Contracts	$—	$1,672,124	$—	$1,672,124

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

Transfers from Level 3 to Level 2 in the amount of $930,082 were due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b) (c)	$4,117,796,934
Cash	3,108,570
Cash denominated in foreign currencies (d)	31,189,428
Cash collateral (e)	7,409,458
OTC swap contracts at market value (f)	2,958,810
Unrealized appreciation on forward foreign currency exchange contracts	469,541
Receivable for:
Investments sold	4,881,926
TBA securities sold (g)	676,199,519
Fund shares sold	101,626
Principal paydowns	920
Interest	25,370,077
Variation margin on futures contracts	1,078,668
Interest on OTC swap contracts	150,717
Prepaid expenses	9,995
Other assets	2,852

Total Assets	4,870,729,041
Liabilities
Written options at value (h)	2,764,867
TBA forward sales commitments, at value	264,117,848
Reverse repurchase agreements	100,198,083
Cash collateral (i)	6,730,000
OTC swap contracts at market value (j)	1,286,686
Unrealized depreciation on forward foreign currency exchange contracts	3,764,716
Collateral for securities loaned	86,769,752
Payables for:
Investments purchased	2,308,539
TBA securities purchased (g)	865,645,065
Fund shares redeemed	4,775,944
Interest on reverse repurchase agreements	8,829
Foreign taxes	111
Variation margin on centrally cleared swap contracts	13,058
Interest on forward sales commitments	362,487
Interest on OTC swap contracts	160,475
Accrued Expenses:
Management fees	1,008,411
Distribution and service fees	110,037
Deferred trustees’ fees	111,638
Other expenses	1,008,535

Total Liabilities	1,341,145,081

Net Assets	$3,529,583,960

Net Assets Consist of:
Paid in surplus	$3,613,553,720
Distributable earnings (Accumulated losses) (k)	(83,969,760)

Net Assets	$3,529,583,960

Net Assets
Class A	$2,977,186,525
Class B	455,631,719
Class E	96,765,716
Capital Shares Outstanding*
Class A	28,922,077
Class B	4,510,592
Class E	949,016
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$102.94
Class B	101.01
Class E	101.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,165,459,763.
(b)	Includes securities loaned at value of $56,966,622.
(c)	Investments at value is net of unfunded loan commitments of $2,241,504.
(d)	Identified cost of cash denominated in foreign currencies was $30,580,358.
(e)	Includes collateral of $1,890,000 for OTC swap contracts and $5,519,458 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $1,989,471.
(g)	Included within TBA securities sold is $570,908,374 related to TBA forward sale commitments and included within TBA securities purchased is $307,927,299 related to TBA forward sale commitments.
(h)	Premiums received on written options were $2,147,736.
(i)	Includes collateral of $1,360,000 for OTC swap contracts and $5,370,000 for purchased option contracts.
(j)	Net premium received on OTC swap contracts was $913,995.
(k)	Includes foreign capital gains tax of $111.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$454,638
Interest (a)	135,979,677
Securities lending income	430,853

Total investment income	136,865,168
Expenses
Management fees	12,360,919
Administration fees	132,098
Custodian and accounting fees	893,947
Distribution and service fees—Class B	1,219,534
Distribution and service fees—Class E	154,967
Interest expense	2,343,215
Audit and tax services	126,406
Legal	47,498
Trustees’ fees and expenses	33,734
Shareholder reporting	240,319
Insurance	24,590
Miscellaneous	60,559

Total expenses	17,637,786

Net Investment Income	119,227,382

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments (b)	(84,441,523)
Purchased options	(10,307,030)
Futures contracts	(8,779,748)
Written options	11,697,060
Swap contracts	(220,942)
Foreign currency transactions	19,090
Forward foreign currency transactions	3,775,307

Net realized loss	(88,257,786)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(65,030,041)
Purchased options	5,290,977
Futures contracts	11,359,922
Written options	(3,505,464)
Swap contracts	1,867,101
Foreign currency transactions	457,992
Forward foreign currency transactions	(1,557,238)

Net change in unrealized depreciation	(51,116,751)

Net realized and unrealized loss	(139,374,537)

Net Decrease in Net Assets From Operations	$(20,147,155)

(a)	Net of foreign withholding taxes of $119,765.
(b)	Net of foreign capital gains tax of $133,628.
(c)	Includes change in foreign capital gains tax of $129,363.

See accompanying notes to financial statements.

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$119,227,382	$113,865,262
Net realized loss	(88,257,786)	(18,825,284)
Net change in unrealized appreciation (depreciation)	(51,116,751)	59,037,227

Increase (decrease) in net assets from operations	(20,147,155)	154,077,205

From Distributions to Shareholders (a)
Class A	(107,235,041)	(100,635,202)
Class B	(15,497,327)	(15,212,013)
Class E	(3,386,449)	(3,438,021)

Total distributions	(126,118,817)	(119,285,236)

Increase (decrease) in net assets from capital share transactions	(205,016,090)	25,210,294

Total increase (decrease) in net assets	(351,282,062)	60,002,263

Net Assets
Beginning of period	3,880,866,022	3,820,863,759

End of period	$3,529,583,960	$3,880,866,022 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	777,927	$81,978,175	719,265	$76,744,253
Reinvestments	1,058,171	107,235,041	950,734	100,635,202
Redemptions	(3,363,241)	(345,154,048)	(1,289,986)	(137,935,585)

Net increase (decrease)	(1,527,143)	$(155,940,832)	380,013	$39,443,870

Class B
Sales	333,450	$33,923,102	366,024	$38,383,912
Reinvestments	155,627	15,497,327	146,185	15,212,013
Redemptions	(879,364)	(88,986,835)	(571,544)	(59,986,157)

Net decrease	(390,287)	$(39,566,406)	(59,335)	$(6,390,232)

Class E
Sales	42,286	$4,357,181	61,074	$6,459,645
Reinvestments	33,709	3,386,449	32,756	3,438,021
Redemptions	(168,813)	(17,252,482)	(167,697)	(17,741,010)

Net decrease	(92,818)	$(9,508,852)	(73,867)	$(7,843,344)

Increase (decrease) derived from capital shares transactions		$(205,016,090)		$25,210,294

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $126,493,176 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$106.93	$106.00	$106.14		$110.97	$107.33

Income (Loss) from Investment Operations
Net investment income (a)	3.33	3.18	2.76	(b)	2.73	3.18
Net realized and unrealized gain (loss)	(3.77)	1.13	0.61		(2.08)	4.28

Total income (loss) from investment operations	(0.44)	4.31	3.37		0.65	7.46

Less Distributions
Distributions from net investment income	(3.55)	(3.38)	(3.51)		(4.24)	(3.82)
Distributions from net realized capital gains	0.00	0.00	0.00		(1.24)	0.00

Total distributions	(3.55)	(3.38)	(3.51)		(5.48)	(3.82)

Net Asset Value, End of Period	$102.94	$106.93	$106.00		$106.14	$110.97

Total Return (%) (c)	(0.36)	4.10	3.12		0.59	7.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.51	0.37		0.36	0.35
Gross ratio of expenses to average net assets excluding interest expense (%)	0.37	0.37	0.36		0.36	0.35
Net ratio of expenses to average net assets (%) (d)	0.43	0.51	0.37		0.36	0.35
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.37	0.37	0.36		0.36	0.35
Ratio of net investment income to average net assets (%)	3.22	2.98	2.56	(b)	2.50	2.91
Portfolio turnover rate (%)	439 (e)	615 (e)	571	(e)	824 (e)	679 (e)
Net assets, end of period (in millions)	$2,977.2	$3,256.0	$3,187.2		$3,178.0	$3,686.9

	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$104.98	$104.12	$104.31		$109.16	$105.64

Income (Loss) from Investment Operations
Net investment income (a)	3.02	2.86	2.45	(b)	2.42	2.87
Net realized and unrealized gain (loss)	(3.71)	1.11	0.59		(2.05)	4.20

Total income (loss) from investment operations	(0.69)	3.97	3.04		0.37	7.07

Less Distributions
Distributions from net investment income	(3.28)	(3.11)	(3.23)		(3.98)	(3.55)
Distributions from net realized capital gains	0.00	0.00	0.00		(1.24)	0.00

Total distributions	(3.28)	(3.11)	(3.23)		(5.22)	(3.55)

Net Asset Value, End of Period	$101.01	$104.98	$104.12		$104.31	$109.16

Total Return (%) (c)	(0.62)	3.85	2.86		0.34	6.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.76	0.62		0.61	0.60
Gross ratio of expenses to average net assets excluding interest expense (%)	0.62	0.62	0.61		0.61	0.60
Net ratio of expenses to average net assets (%) (d)	0.68	0.76	0.62		0.61	0.60
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.62	0.62	0.61		0.61	0.60
Ratio of net investment income to average net assets (%)	2.97	2.73	2.31	(b)	2.26	2.67
Portfolio turnover rate (%)	439 (e)	615 (e)	571	(e)	824 (e)	679 (e)
Net assets, end of period (in millions)	$455.6	$514.5	$516.4		$514.1	$519.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$105.94	$105.03	$105.18		$110.00	$106.41

Income (Loss) from Investment Operations
Net investment income (a)	3.15	2.99	2.57	(b)	2.55	3.00
Net realized and unrealized gain (loss)	(3.75)	1.12	0.60		(2.07)	4.23

Total income (loss) from investment operations	(0.60)	4.11	3.17		0.48	7.23

Less Distributions
Distributions from net investment income	(3.38)	(3.20)	(3.32)		(4.06)	(3.64)
Distributions from net realized capital gains	0.00	0.00	0.00		(1.24)	0.00

Total distributions	(3.38)	(3.20)	(3.32)		(5.30)	(3.64)

Net Asset Value, End of Period	$101.96	$105.94	$105.03		$105.18	$110.00

Total Return (%) (c)	(0.52)	3.95	2.98		0.44	6.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.65	0.52		0.51	0.50
Gross ratio of expenses to average net assets excluding interest expense (%)	0.52	0.52	0.51		0.51	0.50
Net ratio of expenses to average net assets (%) (d)	0.58	0.65	0.52		0.51	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.52	0.52	0.51		0.51	0.50
Ratio of net investment income to average net assets (%)	3.07	2.82	2.40	(b)	2.35	2.78
Portfolio turnover rate (%)	439 (e)	615 (e)	571	(e)	824 (e)	679 (e)
Net assets, end of period (in millions)	$96.8	$110.4	$117.2		$126.2	$143.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 92%, 168%, 178%, 278% and 276% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See accompanying notes to financial statements.

BHFTII-51

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-52

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s Custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-53

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

BHFTII-54

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2018, the Portfolio had open unfunded loan commitments of $2,241,504. At December 31, 2018, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

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Notes to Financial Statements—December 31, 2018—(Continued)

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $2,767,249. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,800,000. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the Portfolio had an outstanding reverse repurchase agreement balance for 115 days. The average amount of borrowings was $511,262,442 and the annualized weighted average interest rate was 1.28% during the 115 day period.

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Notes to Financial Statements—December 31, 2018—(Continued)

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2018:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged	Net Amount*
Barclays Capital, Inc.	$(27,608,125)	$27,403,074	$(205,051)
BNP Paribas S.A.	(28,067,900)	27,823,583	(244,317)
Merrill Lynch Pierce Fenner & Smith, Inc.	(44,522,058)	44,400,185	(121,873)

	$(100,198,083)	$99,626,842	$(571,241)

*	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(65,262,872)	$—	$—	$—	$(65,262,872)
Foreign Government	(21,506,880)	—	—	—	(21,506,880)
Reverse Repurchase Agreements
U. S. Treasury	—	(100,198,083)	—	—	(100,198,083)
Total	$(86,769,752)	$(100,198,083)	$—	$—	$(186,967,835)
Total Borrowings	$(86,769,752)	$(100,198,083)	$—	$—	$(186,967,835)
Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements.					$(186,967,835)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the

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contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing

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exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of

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the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

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The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$5,935,478
	OTC swap contracts at market value (b)	781,349	OTC swap contracts at market value (b)	$495,705
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	2,211,534	Unrealized depreciation on centrally cleared swap contracts (c) (d)	2,557,253
	Unrealized appreciation on futures contracts (d) (e)	16,813,038	Unrealized depreciation on futures contracts (d) (e)	5,041,520
			Written options at value	1,732,313
Credit	OTC swap contracts at market value (b)	2,177,461	OTC swap contracts at market value (b)	762,200
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	165,978
Foreign Exchange	Investments at market value (a)	1,075,951
			OTC swap contracts at market value (b)	28,781
	Unrealized appreciation on forward foreign currency exchange contracts	469,541	Unrealized depreciation on forward foreign currency exchange contracts	3,764,716
			Written options at value	1,032,554

Total		$29,630,330		$15,415,042

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $150,717 and OTC swap interest payable of $160,475.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement ("MNA") (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$333,608	$(71,826)	$(250,000)	$11,782
Barclays Bank plc	1,169,639	—	(1,022,842)	146,797
BNP Paribas S.A.	179,488	(137,195)	(42,293)	—
Citibank N.A.	1,256,250	(1,256,250)	—	—
Credit Suisse International	109,735	(109,735)	—	—
Deutsche Bank AG	1,531,025	(753,476)	(777,549)	—
Goldman Sachs International	227,506	(210,121)	—	17,385
JPMorgan Chase Bank N.A.	5,542,065	(2,398,387)	(3,143,678)	—
Morgan Stanley & Co. International plc	90,464	(90,464)	—	—

	$10,439,780	$(5,027,454)	$(5,236,362)	$175,964

BHFTII-61

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$71,826	$(71,826)	$—	$—
BNP Paribas S.A.	137,195	(137,195)	—	—
Citibank N.A.	2,467,599	(1,256,250)	(930,000)	281,349
Credit Suisse International	183,066	(109,735)	(73,331)	—
Deutsche Bank AG	753,476	(753,476)	—	—
Goldman Sachs International	210,121	(210,121)	—	—
JPMorgan Chase Bank N.A.	2,398,387	(2,398,387)	—	—
Morgan Stanley & Co. International plc	1,320,711	(90,464)	(880,000)	350,247
National Australia Bank Ltd.	223,188	—	—	223,188
Nomura International plc	1,888	—	—	1,888
Northern Trust Co.	10,412	—	—	10,412
Toronto Dominion Bank	1,743	—	—	1,743
UBS AG	36,657	—	—	36,657

	$7,816,269	$(5,027,454)	$(1,883,331)	$905,484

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(2,222,892)	$—	$(8,084,138)	$(10,307,030)
Forward foreign currency transactions	—	—	3,775,307	3,775,307
Swap contracts	(1,338,421)	1,117,479	—	(220,942)
Futures contracts	(8,779,748)	—	—	(8,779,748)
Written options	6,956,779	46,543	4,693,738	11,697,060

	$(5,384,282)	$1,164,022	$384,907	$(3,835,353)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$3,149,565	$—	$2,141,412	$5,290,977
Forward foreign currency transactions	—	—	(1,557,238)	(1,557,238)
Futures contracts	11,359,922	—	—	11,359,922
Swap contracts	2,156,044	(260,651)	(28,292)	1,867,101
Written options	(1,946,834)	—	(1,558,630)	(3,505,464)

	$14,718,697	$(260,651)	$(1,002,748)	$13,455,298

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$1,880,603,006
Forward foreign currency transactions	468,682,532
Futures contracts long	1,541,160,820
Futures contracts short	(684,286,118)
Swap contracts	652,002,661
Written options	(1,075,520,134)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-62

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or

BHFTII-63

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar rolls and TBA transactions but excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$15,485,649,450	$1,775,470,101	$16,384,396,986	$1,894,972,196

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2018 were as follows:

Purchases	Sales
$13,829,511,163	$13,827,993,193

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, the subadviser to the Portfolio, that amounted to $1,957,955 in purchases and $3,442,594 in sales of investments, which are included above, and resulted in realized losses of $139,589.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$12,360,919	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

BHFTII-64

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. No fees were waived during the year ended December 31, 2018.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$3,909,151,200

Gross unrealized appreciation	107,075,946
Gross unrealized depreciation	(165,389,692)

Net unrealized appreciation (depreciation)	$(58,313,746)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$126,118,817	$119,285,236	$—	$—	$126,118,817	$119,285,236

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$126,610,528	$—	$(57,696,157)	$(152,772,496)	$(83,858,125)

BHFTII-65

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had short-term accumulated capital losses of $92,349,595 and long-term accumulated capital losses of $60,422,901.

9.Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-66

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Bond Income Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Bond Income Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Bond Income Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-67

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTII-68

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTII-69

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-70

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-71

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-72

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

BlackRock Bond Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five- year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the three- and five-year periods ended September 30, 2018, and underperformed its benchmark index for the one-year period ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and were the lowest in the Sub-advised Expense Universe. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-73

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the BlackRock Capital Appreciation Portfolio returned 2.43%, 2.18%, and 2.26%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned -1.51%.

MARKET ENVIRONMENT / CONDITIONS

Global markets had a difficult year with global stocks, crude oil, and U.S. Treasuries all having their worst performance in multiple years. The year began with optimism but concerns of overheating set in and markets responded with the S&P 500 Index experiencing a steep correction and the VIX (a common measure of volatility) rising above 50. Market attention then shifted from domestic to international issues including the U.S. trade negotiations, the accelerating U.S. dollar putting pressure on emerging markets, European growth taking an unexpected downward turn as Eurozone PMIs (purchasing managers index) began to slide, and minimal progress being made on Brexit (the U.K.’s plan to leave the European Union). The year ended turbulently with the S&P 500 Index experiencing another steep correction. The initial selling pressure was driven by hedge funds, but real money later joined. Oil was also impacted, pushing Brent oil prices to 2017 lows. Finally, the Federal Reserve’s fourth rate hike of the year was poorly received. The S&P 500 Index ended the year with P/E multiples de-rating by almost 23%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed the Russell 1000 Growth Index during the 12-month period.

On a sector basis, the largest contributor to relative performance was Consumer Discretionary where internet & direct marketing retail holdings had the most positive impact. Selection in hotels, restaurants & leisure and a lack of exposure to media also added value within the sector. Health Care and Industrials were additional sources of strength. Equipment & supplies and life sciences tools & services holdings drove gains in Health Care, while positioning to machinery and zero exposure to air freight & logistics benefited in Industrials. Conversely, Communication Services detracted from performance with entertainment holdings hindering results. Consumer Staples and Materials also weighed on performance. Selection in beverages was a drag in Consumer Staples, while positioning to construction materials was a weakness within Materials.

In stock specifics, the top individual contributors were Amazon.com, Inc. and Netflix, Inc. Amazon outperformed as the company delivered a series of strong earnings reports, with revenue acceleration in North America, International, Prime, Amazon Web Services (“AWS”), and advertising. In addition, especially notable has been Amazon’s operating margin expansion, driven by advertising, subscription services, AWS, and shipping efficiencies. Our view remained that Amazon has many years of profitable growth ahead and, accordingly, we maintained the Portfolio’s overweight position. Netflix continued to outperform after a series of strong earnings reports. The company exceeded 23 million global net subscriber additions for 2017 and is on pace to exceed 28 million in 2018, ahead of our forecasts. Overall, our thesis is playing out as the flywheel of content and subscriber additions is benefiting Netflix as it gains scale. At year end, we continued to believe the stock was far from pricing in the company’s long-term growth and profitability potential.

The top detractors over the annual period were Tencent Holdings, Ltd. and Constellation Brands, Inc. Tencent underperformed amid U.S./China trade tensions, weakness in the Chinese stock market, regulatory uncertainty, and questions around timing of game launches and monetization. In addition, data showed a modest decline in Tencent’s share of mobile user time spent. Our view remained bullish as the company still dominates mobile time spent in China, enabling it to monetize along multiple channels, including gaming, advertising, payments, and e-commerce among others. Constellation has underperformed as investors fear that Mexican import beer decelerates along with beer profit margin growth and reinvestment risk in Canopy Growth. Constellation announced a $4 billion investment in Canopy Growth during the second quarter. At year end, we expected Constellation’s core fundamentals to stay on track, including high single digit volume growth for beer and continued beer margin expansion and remained positive on the Canopy investment.

The largest sector overweight in the Portfolio at year-end was Health Care, followed by Communication Services. Industrials and Consumer Staples were the largest underweights.

Lawrence Kemp

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	2.43	9.70	13.79
Class B	2.18	9.43	13.51
Class E	2.26	9.54	13.63
Russell 1000 Growth Index	-1.51	10.41	15.29

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Amazon.com, Inc.	8.9
Microsoft Corp.	6.4
Visa, Inc. - Class A	5.3
Alphabet, Inc. - Class A	4.1
UnitedHealth Group, Inc.	3.9
MasterCard, Inc. - Class A	3.4
Salesforce.com, Inc.	3.0
Netflix, Inc.	2.8
Tencent Holdings, Ltd.	2.7
Booking Holdings, Inc.	2.6

Top Sectors

% of Net Assets
Information Technology	32.2
Health Care	19.0
Consumer Discretionary	15.9
Communication Services	14.8
Industrials	5.8
Financials	5.2
Consumer Staples	1.8
Real Estate	1.7
Materials	1.5

BHFTII-2

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.63%	$1,000.00	$895.10	$3.01
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B (a)	Actual	0.88%	$1,000.00	$894.00	$4.20
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class E (a)	Actual	0.78%	$1,000.00	$894.50	$3.72
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Automobiles—0.8%
Tesla, Inc. (a) (b)	35,143	$11,695,590

Banks—0.6%
First Republic Bank (a)	100,741	8,754,393

Beverages—1.8%
Constellation Brands, Inc. - Class A	169,772	27,302,733

Biotechnology—1.7%
BioMarin Pharmaceutical, Inc. (b)	76,544	6,517,722
Vertex Pharmaceuticals, Inc. (b)	120,454	19,960,432

		26,478,154

Capital Markets—3.4%
CME Group, Inc. (a)	121,940	22,939,353
S&P Global, Inc.	172,506	29,315,670

		52,255,023

Chemicals—1.5%
Sherwin-Williams Co. (The) (a)	59,694	23,487,201

Diversified Financial Services—1.2%
Berkshire Hathaway, Inc. - Class B (a) (b)	92,141	18,813,349

Entertainment—5.4%
Activision Blizzard, Inc. (a)	259,699	12,094,183
Electronic Arts, Inc. (b)	352,191	27,791,392
Netflix, Inc. (a) (b)	161,608	43,255,997

		83,141,572

Equity Real Estate Investment Trusts—1.7%
SBA Communications Corp. (b)	164,820	26,682,710

Health Care Equipment & Supplies—7.6%
Align Technology, Inc. (a) (b)	112,386	23,537,000
Becton Dickinson & Co. (a)	145,994	32,895,368
Boston Scientific Corp. (b)	1,006,800	35,580,312
Intuitive Surgical, Inc. (a) (b)	52,788	25,281,229

		117,293,909

Health Care Providers & Services—5.4%
Centene Corp. (b)	187,596	21,629,819
UnitedHealth Group, Inc.	242,906	60,512,743

		82,142,562

Hotels, Restaurants & Leisure—1.0%
Domino’s Pizza, Inc. (a)	62,798	15,573,276

Industrial Conglomerates—1.0%
Roper Technologies, Inc.	58,041	15,469,087

Interactive Media & Services—9.4%
Alphabet, Inc. - Class A (b)	59,677	62,360,078
Facebook, Inc. - Class A (b)	203,840	26,721,385
IAC/InterActiveCorp (b)	73,140	13,387,546

Interactive Media & Services—(Continued)
Tencent Holdings, Ltd.	1,059,900	42,013,404

		144,482,413

Internet & Direct Marketing Retail—13.1%
Amazon.com, Inc. (b)	91,081	136,800,929
Booking Holdings, Inc. (b)	22,990	39,598,436
MercadoLibre, Inc. (a)	83,913	24,573,922

		200,973,287

IT Services—10.4%
MasterCard, Inc. - Class A	273,414	51,579,551
PayPal Holdings, Inc. (b)	331,867	27,906,696
Visa, Inc. - Class A	613,645	80,964,322

		160,450,569

Life Sciences Tools & Services—1.7%
Illumina, Inc. (b)	86,666	25,993,733

Machinery—0.9%
Xylem, Inc.	215,550	14,381,496

Pharmaceuticals—2.6%
Novartis AG (ADR)	296,333	25,428,335
Zoetis, Inc.	170,410	14,576,871

		40,005,206

Professional Services—2.2%
CoStar Group, Inc. (a) (b)	101,492	34,237,311

Road & Rail—1.6%
Union Pacific Corp.	180,485	24,948,442

Semiconductors & Semiconductor Equipment—3.0%
ASML Holding NV (a)	180,657	28,113,842
NVIDIA Corp.	134,912	18,010,752

		46,124,594

Software—17.2%
Adobe, Inc. (b)	168,850	38,200,624
Autodesk, Inc. (b)	181,277	23,314,035
Intuit, Inc.	179,626	35,359,378
Microsoft Corp.	974,382	98,967,980
Salesforce.com, Inc. (a) (b)	338,106	46,310,379
ServiceNow, Inc. (a) (b)	129,870	23,123,353

		265,275,749

Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc.	86,576	13,656,498

Textiles, Apparel & Luxury Goods—1.1%
NIKE, Inc. - Class B	235,619	17,468,793

Total Common Stocks (Cost $1,186,269,287)		1,497,087,650

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2018

Preferred Stock—0.7%

Security Description	Shares/ Principal Amount*	Value

Software—0.7%
Palantir Technologies, Inc. - Series I, (b) (c) (d) (e) (Cost $15,555,193)	2,537,552	$10,606,968

Short-Term Investment—2.5%

Repurchase Agreement—2.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $38,912,981; collateralized by U.S. Treasury Note at 2.250%, maturing 01/31/24, with a market value of $39,691,669.	38,910,387	38,910,387

Total Short-Term Investments (Cost $38,910,387)		38,910,387

Securities Lending Reinvestments (f)—12.4%

Certificates of Deposit—5.8%
Banco Del Estado De Chile New York 2.720%, 1M LIBOR + 0.250%, 03/20/19 (g)	3,000,000	2,999,742
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (g)	2,000,000	1,999,950
Bank of Nova Scotia 2.890%, SOFR + 0.430%, 05/16/19 (g)	5,000,000	4,999,996
3.072%, 3M LIBOR + 0.280%, 03/20/19 (g)	2,000,000	2,000,798
Barclays Bank plc 2.500%, 02/01/19	1,000,000	999,871
2.547%, 1M LIBOR + 0.200%, 02/04/19 (g)	2,500,000	2,499,762
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (g)	1,000,000	999,872
2.740%, 1M LIBOR + 0.270%, 07/19/19 (g)	2,000,000	1,999,188
China Construction Bank Corp. 2.550%, 01/07/19	2,000,000	2,000,000
Citibank N.A. 2.490%, 02/04/19	2,000,000	1,999,722
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (g)	1,500,000	1,500,005
2.642%, 1M LIBOR + 0.210%, 09/13/19 (g)	2,000,000	2,000,000
Credit Agricole S.A. 2.500%, 02/12/19	5,000,000	4,999,150
2.799%, 1M LIBOR + 0.320%, 05/21/19 (g)	3,000,000	3,000,189
Credit Industriel et Commercial Zero Coupon, 01/25/19	4,393,165	4,442,435
Credit Suisse AG 2.620%, 04/01/19	6,000,000	5,996,892
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	3,000,000	2,999,778
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (g)	3,000,000	3,000,018
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (g)	1,000,000	999,370
Skandinaviska Enskilda Banken
2.645%, 1M LIBOR + 0.190%, 04/17/19 (g)	5,000,000	4,999,590

Certificates of Deposit—(Continued)
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (g)	2,000,000	$1,999,112
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (g)	6,000,000	5,999,826
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (g)	5,000,000	4,999,900
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (g)	2,000,000	1,999,266
2.700%, 02/25/19	2,000,000	2,000,184
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (g)	4,000,000	3,999,820
2.822%, 1M LIBOR + 0.300%, 10/31/19 (g)	2,000,000	1,999,532
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (g)	1,000,000	1,000,000
Wells Fargo Bank N.A.
2.560%, 3M LIBOR + 0.140%, 07/11/19 (g)	4,000,000	4,003,470
2.730%, 3M LIBOR + 0.210%, 10/25/19 (g)	2,000,000	2,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (g)	3,000,000	2,999,981

		89,437,419

Commercial Paper—1.5%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (g)	2,000,000	1,999,446
Banco Santander S.A. 2.500%, 01/16/19	3,974,444	3,995,184
2.740%, 02/07/19	2,978,993	2,991,264
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (g)	4,000,000	4,000,372
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (g)	2,000,000	1,999,968
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (g)	5,000,000	5,001,225
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (g)	3,000,000	2,999,880

		22,987,339

Repurchase Agreements—4.6%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $7,557,500; collateralized by various Common Stock with an aggregate market value of $8,251,375.	7,500,000	7,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $2,005,425; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $2,176,637.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $100,751; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $102,000.	100,000	100,000

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $600,083; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $612,000.	600,000	$600,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $900,125; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $918,000.	900,000	900,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $400,061; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $408,000.	400,000	400,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $7,879,259; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $8,035,415.	7,877,858	7,877,858
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,209,016; collateralized by various Common Stock with an aggregate market value of $1,320,000.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $7,052,593; collateralized by various Common Stock with an aggregate market value of $7,700,000.	7,000,000	7,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,400,199; collateralized by various Common Stock with an aggregate market value of $1,558,497.	1,400,000	1,400,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $5,000,711; collateralized by various Common Stock with an aggregate market value of $5,566,061.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $4,800,683; collateralized by various Common Stock with an aggregate market value of $5,343,419.	4,800,000	4,800,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $5,000,703; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,200,169; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,314,571.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $10,001,406; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $10,954,759.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $15,007,467; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $16,432,138.	15,000,000	15,000,000

		69,977,858

Time Deposit—0.5%
Royal Bank of Canada 2.420%, 01/02/19	7,000,000	7,000,000

Total Securities Lending Reinvestments (Cost $189,408,606)		189,402,616

Total Investments—112.8% (Cost $1,430,143,473)		1,736,007,621
Other assets and liabilities (net)—(12.8)%		(196,333,563)

Net Assets—100.0%		$1,539,674,058

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $187,845,655 and the collateral received consisted of cash in the amount of $189,324,461. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $10,606,968, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.7% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2018

(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Restricted Securities	Acquisition Date	Shares	Cost	Value
Palantir Technologies, Inc.—Series I	02/07/14	2,537,552	$15,555,193	$10,606,968

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$11,695,590	$—	$—	$11,695,590
Banks	8,754,393	—	—	8,754,393
Beverages	27,302,733	—	—	27,302,733
Biotechnology	26,478,154	—	—	26,478,154
Capital Markets	52,255,023	—	—	52,255,023
Chemicals	23,487,201	—	—	23,487,201
Diversified Financial Services	18,813,349	—	—	18,813,349
Entertainment	83,141,572	—	—	83,141,572
Equity Real Estate Investment Trusts	26,682,710	—	—	26,682,710
Health Care Equipment & Supplies	117,293,909	—	—	117,293,909
Health Care Providers & Services	82,142,562	—	—	82,142,562
Hotels, Restaurants & Leisure	15,573,276	—	—	15,573,276
Industrial Conglomerates	15,469,087	—	—	15,469,087
Interactive Media & Services	102,469,009	42,013,404	—	144,482,413
Internet & Direct Marketing Retail	200,973,287	—	—	200,973,287
IT Services	160,450,569	—	—	160,450,569
Life Sciences Tools & Services	25,993,733	—	—	25,993,733
Machinery	14,381,496	—	—	14,381,496
Pharmaceuticals	40,005,206	—	—	40,005,206
Professional Services	34,237,311	—	—	34,237,311
Road & Rail	24,948,442	—	—	24,948,442
Semiconductors & Semiconductor Equipment	46,124,594	—	—	46,124,594
Software	265,275,749	—	—	265,275,749
Technology Hardware, Storage & Peripherals	13,656,498	—	—	13,656,498
Textiles, Apparel & Luxury Goods	17,468,793	—	—	17,468,793
Total Common Stocks	1,455,074,246	42,013,404	—	1,497,087,650
Total Preferred Stock*	—	—	10,606,968	10,606,968
Total Short-Term Investment*	—	38,910,387	—	38,910,387
Total Securities Lending Reinvestments*	—	189,402,616	—	189,402,616
Total Investments	$1,455,074,246	$270,326,407	$10,606,968	$1,736,007,621

Collateral for Securities Loaned (Liability)	$—	$(189,324,461)	$—	$(189,324,461)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,736,007,621
Cash denominated in foreign currencies (c)	25
Receivable for:
Fund shares sold	189,450
Dividends and interest	160,510
Prepaid expenses	4,851

Total Assets	1,736,362,457
Liabilities
Collateral for securities loaned	189,324,461
Payables for:
Investments purchased	5,752,906
Fund shares redeemed	438,816
Accrued Expenses:
Management fees	812,060
Distribution and service fees	42,752
Deferred trustees’ fees	113,813
Other expenses	203,591

Total Liabilities	196,688,399

Net Assets	$1,539,674,058

Net Assets Consist of:
Paid in surplus	$950,120,957
Distributable earnings (Accumulated losses)	589,553,101

Net Assets	$1,539,674,058

Net Assets
Class A	$1,327,666,011
Class B	173,673,575
Class E	38,334,472
Capital Shares Outstanding*
Class A	34,188,580
Class B	4,657,530
Class E	1,007,150
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$38.83
Class B	37.29
Class E	38.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,430,143,473.
(b)	Includes securities loaned at value of $187,845,655.
(c)	Identified cost of cash denominated in foreign currencies was $25.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$14,321,326
Interest	118,232
Securities lending income	727,431

Total investment income	15,166,989
Expenses
Management fees	12,637,976
Administration fees	65,819
Custodian and accounting fees	124,556
Distribution and service fees—Class B	478,051
Distribution and service fees—Class E	65,949
Audit and tax services	44,663
Legal	45,317
Trustees’ fees and expenses	33,734
Shareholder reporting	109,900
Insurance	11,842
Miscellaneous	24,781

Total expenses	13,642,588
Less management fee waiver	(1,689,385)
Less broker commission recapture	(52)

Net expenses	11,953,151

Net Investment Income	3,213,838

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	280,554,815
Foreign currency transactions	(1,662)

Net realized gain	280,553,153

Net change in unrealized depreciation on:
Investments	(203,139,927)
Foreign currency transactions	(1)

Net change in unrealized depreciation	(203,139,928)

Net realized and unrealized gain	77,413,225

Net Increase in Net Assets From Operations	$80,627,063

(a)	Net of foreign withholding taxes of $37,212.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,213,838	$3,140,550
Net realized gain	280,553,153	237,065,755
Net change in unrealized appreciation (depreciation)	(203,139,928)	293,564,173

Increase in net assets from operations	80,627,063	533,770,478

From Distributions to Shareholders (a)
Class A	(207,685,022)	(39,459,638)
Class B	(25,627,882)	(4,251,821)
Class E	(5,905,674)	(902,466)

Total distributions	(239,218,578)	(44,613,925)

Decrease in net assets from capital share transactions	(187,845,257)	(304,649,608)

Total increase (decrease) in net assets	(346,436,772)	184,506,945

Net Assets
Beginning of period	1,886,110,830	1,701,603,885

End of period	$1,539,674,058	$1,886,110,830 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	541,953	$24,324,099	407,722	$15,832,740
Reinvestments	4,701,947	207,685,022	1,041,701	39,459,638
Redemptions	(9,310,034)	(432,378,880)	(8,505,197)	(332,501,185)

Net decrease	(4,066,134)	$(200,369,759)	(7,055,774)	$(277,208,807)

Class B
Sales	676,125	$28,743,042	181,939	$6,746,572
Reinvestments	603,435	25,627,882	115,980	4,251,821
Redemptions	(999,607)	(43,641,060)	(942,060)	(35,531,615)

Net increase (decrease)	279,953	$10,729,864	(644,141)	$(24,533,222)

Class E
Sales	230,760	$10,279,382	170,692	$6,603,842
Reinvestments	136,295	5,905,674	24,221	902,466
Redemptions	(328,183)	(14,390,418)	(271,074)	(10,413,887)

Net increase (decrease)	38,872	$1,794,638	(76,161)	$(2,907,579)

Decrease derived from capital shares transactions		$(187,845,257)		$(304,649,608)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(1,710,196)	$(37,749,442)
Class B	—	(4,251,821)
Class E	—	(902,466)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $2,941,810 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$43.42	$33.23	$36.50		$41.19	$37.85

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.08	0.04	(b)	0.01	0.01
Net realized and unrealized gain (loss)	1.74	11.06	(0.15)		2.69	3.35

Total income (loss) from investment operations	1.83	11.14	(0.11)		2.70	3.36

Less Distributions
Distributions from net investment income	(0.06)	(0.04)	0.00		0.00	(0.02)
Distributions from net realized capital gains	(6.36)	(0.91)	(3.16)		(7.39)	0.00

Total distributions	(6.42)	(0.95)	(3.16)		(7.39)	(0.02)

Net Asset Value, End of Period	$38.83	$43.42	$33.23		$36.50	$41.19

Total Return (%) (c)	2.43	33.93	0.09		6.28	8.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72	0.72		0.71	0.71
Net ratio of expenses to average net assets (%) (d)	0.63	0.63	0.66		0.66	0.71
Ratio of net investment income to average net assets (%)	0.21	0.20	0.13	(b)	0.03	0.02
Portfolio turnover rate (%)	45	48	87		70	99
Net assets, end of period (in millions)	$1,327.7	$1,661.1	$1,505.8		$1,609.7	$1,781.3

	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$41.96	$32.19	$35.54		$40.38	$37.17

Income (Loss) from Investment Operations
Net investment loss (a)	(0.02)	(0.02)	(0.04	)(b)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	1.71	10.70	(0.15)		2.63	3.30

Total income (loss) from investment operations	1.69	10.68	(0.19)		2.55	3.21

Less Distributions
Distributions from net realized capital gains	(6.36)	(0.91)	(3.16)		(7.39)	0.00

Total distributions	(6.36)	(0.91)	(3.16)		(7.39)	0.00

Net Asset Value, End of Period	$37.29	$41.96	$32.19		$35.54	$40.38

Total Return (%) (c)	2.18	33.57	(0.15)		6.01	8.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.97	0.97		0.96	0.96
Net ratio of expenses to average net assets (%) (d)	0.88	0.88	0.91		0.91	0.96
Ratio of net investment loss to average net assets (%)	(0.04)	(0.05)	(0.12	)(b)	(0.22)	(0.23)
Portfolio turnover rate (%)	45	48	87		70	99
Net assets, end of period (in millions)	$173.7	$183.7	$161.6		$177.9	$184.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$42.68	$32.69	$36.01		$40.79	$37.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	0.02	(0.01	)(b)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	1.71	10.88	(0.15)		2.66	3.33

Total income (loss) from investment operations	1.74	10.90	(0.16)		2.61	3.28

Less Distributions
Distributions from net realized capital gains	(6.36)	(0.91)	(3.16)		(7.39)	0.00

Total distributions	(6.36)	(0.91)	(3.16)		(7.39)	0.00

Net Asset Value, End of Period	$38.06	$42.68	$32.69		$36.01	$40.79

Total Return (%) (c)	2.26	33.73	(0.06)		6.11	8.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.87		0.86	0.86
Net ratio of expenses to average net assets (%) (d)	0.78	0.78	0.81		0.81	0.86
Ratio of net investment income (loss) to average net assets (%)	0.06	0.05	(0.02	)(b)	(0.12)	(0.13)
Portfolio turnover rate (%)	45	48	87		70	99
Net assets, end of period (in millions)	$38.3	$41.3	$34.1		$40.8	$41.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $38,910,387. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $69,977,858. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$815,177,831	$0	$1,253,469,834

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$12,637,976	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,430,496,991
Gross unrealized appreciation	351,051,847
Gross unrealized depreciation	(45,541,217)

Net unrealized appreciation (depreciation)	$305,510,630

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$60,299,781	$1,710,196	$178,918,797	$42,903,729	$239,218,578	$44,613,925

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$4,424,289	$279,731,996	$305,510,630	$—	$589,666,915

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Capital Appreciation Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Capital Appreciation Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Capital Appreciation Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

BlackRock Capital Appreciation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-year period ended September 30, 2018, and underperformed its benchmark for the three-year and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 1.81%, 1.55%, and 1.66%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-month T-Bill Index1, returned 1.87%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

Portfolio positioning over the course of 2018 was reflective of our evolving expectations regarding the path that the Federal Open Market Committee (the “FOMC”) will follow towards removal of monetary accommodation, short term funding issuance and net U.S. Treasury bill supply. Throughout the year, the FOMC continued to communicate the intent to gradually raise its target range. This factored into our strategy of maintaining a relatively short weighted average maturity (“WAM”) for the Portfolio. The U.S. Treasury increased net bill supply by $330 billion during February and March, and the short credit market felt pressures stemming from repatriation of offshore U.S. dollar assets. As we moved through the first quarter, these factors pressured yields, credit premiums and spreads higher. Beginning in early February, we saw offered levels on fixed rate securities move higher and spreads available on floating rate paper move wider. This widening persisted through the March FOMC meeting and into the end of the quarter, negatively impacting asset valuations. As we moved through the second quarter, higher than anticipated tax receipts during this year’s tax season lead to a $130 billion reduction in U.S. Treasury bill supply. Non-traditional buyers, drawn to the front end by high relative yields, provided significant demand for short-term credit assets. This increased demand for investment in short-term credit and the decrease in Treasury bill supply exerted downward pressure on credit premiums and spreads, leading these spreads and premiums to decline from their highs reached in early May. This tightening continued through June and factored into asset price increases. Throughout much of the third quarter, demand for short term credit investments from non-traditional buyers and inflows into prime money funds outpaced issuance supply causing 3-month London Interbank Offered Rate (“LIBOR”) to remain range bound over the quarter despite the approaching September FOMC rate hike. Many issuers found success borrowing at levels lower than LIBOR for much of the 3rd quarter. This tightening was generally positive for asset valuations over the quarter but proved a source of reinvestment risk for the Portfolio. It was not until the fourth quarter that demand for short term credit investments from non-traditional buyers ebbed, easing the imbalances that had left 3-month LIBOR range bound between 2.30% and 2.39% since March. This, coupled with year-end funding initiatives by the banks, pressured spreads and offered yields higher. Beginning in early October, we saw 3-month LIBOR move higher, ending December at 2.81%.

During the fourth quarter, the Portfolio added floating rate certificates of deposit and commercial paper with final maturities of 4-months to 13-months at spreads of 16 basis points to 42 basis points over 1-month LIBOR and 8 basis points to 32 basis points over 3-month LIBOR. Fixed rate investments were added as yields of to 2.41% to 2.92% with final maturities of 3-months to 7-months, 0.23% to 0.54% above respective overnight levels at the time of their purchase. The Portfolio opportunistically added exposure to U.S. Treasury bills maturing mid-January 2019. The longer-term fixed rate certificates of deposit and commercial paper were subject to asset price volatility, particularly during periods of heavy U.S. Treasury bill issuance-induced spread widening. Floating rate positions experienced higher coupon resets during the period.

On December 31, 2018, the Portfolio’s WAM was 27 days and weighted average life was 73 days. Approximately 36% of the Portfolio was comprised of floating rate securities indexed off of 1-month LIBOR (20%) and 3-month LIBOR (16%). These contributed 0.96% to gross yield while fixed rate investments contributed the balance. U.S. Treasury bills represented 7% of assets.

Rich Mejzak

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH T-BILL INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	1.81	0.61	0.35
Class B	1.55	0.46	0.25
Class E	1.66	0.52	0.29
Bank of America/Merrill Lynch 3-Month T-Bill Index	1.87	0.63	0.38

1 The Bank of America/Merrill Lynch 3-Month T-Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Issuers

% of Net Assets
JPMorgan Chase Bank N.A.	12.2
UBS AG	3.8
Atlantic Asset Securitization LLC	3.7
BNP Paribas S.A. (NY)	3.2
Export Development Corp.	3.1
Antalis S.A.	3.0
Sumitomo Mitsui Trust Bank, Ltd. (NY)	2.9
United Overseas Bank, Ltd.	2.9
Chariot Funding LLC	2.9
Sumitomo Mitsui Banking Corp. (NY)	2.7

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.36%	$1,000.00	$1,010.10	$1.82
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class B (a)	Actual	0.61%	$1,000.00	$1,008.70	$3.09
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class E (a)	Actual	0.51%	$1,000.00	$1,009.30	$2.58
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2018

Short-Term Investments—99.9% of Net Assets

Security Description	Principal Amount*	Value

Certificate of Deposit—24.8%
Bank of Montreal (Chicago) 2.430%, 01/23/19	8,000,000	$7,999,383
2.571%, 1M LIBOR + 0.150%, 03/12/19 (a)	7,000,000	7,000,455
2.890%, 1M LIBOR + 0.420%, 01/17/20 (a)	3,500,000	3,499,492
Bank of Nova Scotia (Houston) 2.913%, 3M LIBOR + 0.200%, 09/20/19 (a)	8,000,000	7,991,205
BNP Paribas S.A. (NY) 2.488%, 3M LIBOR + 0.080%, 04/04/19 (a)	7,000,000	6,999,295
2.595%, 3M LIBOR + 0.150%, 04/18/19 (a)	7,000,000	6,995,992
2.658%, 3M LIBOR + 0.250%, 04/08/19 (a)	7,000,000	7,002,194
3.012%, 3M LIBOR + 0.190%, 09/27/19 (a)	5,000,000	5,000,000
Canadian Imperial Bank of Commerce (NY) 2.547%, 1M LIBOR + 0.160%, 04/10/19 (a)	7,000,000	6,998,870
2.765%, 1M LIBOR + 0.310%, 07/16/19 (a)	7,000,000	6,999,713
2.806%, 1M LIBOR + 0.300%, 07/25/19 (a)	6,000,000	5,999,997
Citibank N.A. (NY) 2.430%, 01/03/19	4,000,000	3,999,978
Mizuho Bank, Ltd. (NY) 2.595%, 3M LIBOR + 0.150%, 04/18/19 (a)	5,000,000	4,999,835
Nordea Bank AB 2.400%, 01/28/19	14,240,000	14,238,482
Oversea-Chinese Banking Corp., Ltd. 2.595%, 1M LIBOR + 0.140%, 01/18/19 (a)	8,000,000	8,000,528
Royal Bank of Canada (NY) 2.765%, 1M LIBOR + 0.310%, 08/16/19 (a)	8,000,000	7,999,152
2.795%, 3M LIBOR + 0.150%, 05/20/19 (a)	6,500,000	6,500,940
Skandinaviska Enskilda Banken AB 2.815%, 3M LIBOR + 0.120%, 06/14/19 (a)	8,000,000	7,999,853
Standard Chartered Bank 2.922%, 3M LIBOR + 0.100%, 03/25/19 (a)	7,000,000	6,999,192
Sumitomo Mitsui Banking Corp. (NY) 2.510%, 03/01/19	10,000,000	9,998,109
2.546%, 3M LIBOR + 0.110%, 04/15/19 (a)	12,000,000	11,999,624
Sumitomo Mitsui Trust Bank, Ltd. (NY) 2.420%, 01/02/19	10,000,000	9,999,984
2.746%, 1M LIBOR + 0.240%, 02/26/19 (a)	10,000,000	9,996,687
2.829%, 3M LIBOR + 0.200%, 08/16/19 (a)	4,000,000	3,999,967
Svenska Handelsbanken AB 2.633%, 1M LIBOR + 0.250%, 05/07/19 (a)	9,000,000	8,999,997
Swedbank AB 2.739%, 1M LIBOR + 0.260%, 05/21/19 (a)	15,000,000	14,988,168

		203,207,092

Commercial Paper—55.8%
Albion Capital Corp. 1.273%, 01/02/19 (b)	14,387,000	14,385,120
Antalis S.A. 1.917%, 01/04/19 (b)	14,773,000	14,768,947
2.550%, 01/24/19 (b)	10,000,000	9,983,067
ASB Finance, Ltd. 2.765%, 3M LIBOR + 0.150%, 05/10/19 (a)	11,750,000	11,751,573
Atlantic Asset Securitization LLC 2.306%, 01/11/19 (b)	30,000,000	29,977,129
Bayeriche Landesbank (NY) 1.318%, 01/02/19 (b)	7,000,000	6,999,071
2.750%, 01/03/19 (b)	14,000,000	14,000,320

Commercial Paper—(Continued)
Bedford Row Funding Corp. 2.670%, 1M LIBOR + 0.270%, 02/11/19 (a)	8,000,000	8,002,040
2.689%, 1M LIBOR + 0.340%, 08/02/19 (a)	5,000,000	5,000,595
Chariot Funding LLC 2.862%, 04/30/19 (b)	14,000,000	13,862,333
3.043%, 06/11/19 (b)	10,000,000	9,866,170
Credit Industriel et Commercial (NY) 2.498%, 03/01/19 (b)	10,000,000	9,958,840
Crown Point Capital LLC 2.520%, 01/18/19 (b)	7,000,000	6,999,953
2.720%, 02/06/19 (b)	9,000,000	9,001,130
Erste Abwicklungsanstalt 2.720%, 03/08/19 (b)	9,000,000	8,954,105
Export Development Corp. 1.267%, 01/02/19 (b)	25,000,000	24,996,803
Federation des Caisses Desjardins du Quebec 2.652%, 1M LIBOR + 0.220%, 08/13/19 (a)	5,300,000	5,296,502
2.770%, 1M LIBOR + 0.370%, 12/10/19 (a)	7,000,000	6,999,902
HSBC Bank plc 2.637%, 3M LIBOR + 0.150%, 04/24/19 (a)	8,000,000	7,999,959
3.062%, 3M LIBOR + 0.240%, 03/27/19 (a)	5,000,000	5,001,813
ING U.S. Funding LLC 2.525%, 3M LIBOR + 0.100%, 04/12/19 (a)	8,000,000	7,999,980
2.570%, 3M LIBOR + 0.160%, 01/07/19 (a)	5,000,000	5,000,055
2.789%, 1M LIBOR + 0.310%, 05/21/19 (a)	8,000,000	8,000,104
JP Morgan Securities LLC 2.468%, 01/28/19 (b)	5,000,000	4,990,029
KBC Bank NV 2.553%, 02/05/19 (b)	5,000,000	4,986,785
Landesbank Baden-Wuettertemberg 2.474%, 01/16/19 (b)	5,000,000	4,994,500
Lloyds Bank plc 2.569%, 1M LIBOR + 0.220%, 01/02/19 (a)	7,000,000	7,000,056
Macquarie Bank, Ltd., London 2.702%, 02/12/19 (b)	8,000,000	7,974,372
Matchpoint Finance plc 1.227%, 01/02/19 (b)	9,000,000	8,998,729
Mizuho Bank, Ltd. (NY) 2.401%, 01/30/19 (b)	10,000,000	9,979,000
National Australia Bank, Ltd. 2.599%, 1M LIBOR + 0.250%, 04/02/19 (a)	8,000,000	8,001,752
National Securities Clearing Corp. 2.329%, 01/11/19 (b)	12,135,000	12,126,101
2.520%, 03/27/19 (b)	7,000,000	6,954,281
NRW Bank 2.672%, 02/12/19 (b)	7,000,000	6,978,111
2.716%, 02/22/19 (b)	10,000,000	9,960,927
Old Line Funding LLC 2.840%, 04/26/19 (b)	8,500,000	8,420,381
OMERS Finance Trust 2.164%, 01/09/19 (b)	7,386,000	7,381,559
Oversea-Chinese Banking Corp., Ltd. 2.550%, 1M LIBOR + 0.160%, 04/08/19 (a)	7,000,000	6,999,503
Sumitomo Mitsui Trust Bank, Ltd. 2.733%, 02/28/19 (b)	10,000,000	9,956,782

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2018

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Suncorp Group, Ltd. 2.263%, 01/09/19 (b)	10,000,000	$9,993,632
Toronto-Dominion Bank 2.687%, 1M LIBOR + 0.300%, 06/09/19 (a)	5,000,000	4,996,590
2.730%, 05/10/19 (b)	3,125,000	3,123,237
UBS AG
2.721%, 3M LIBOR + 0.180%, 08/01/19 (144A) (a)	5,000,000	4,999,397
2.738%, 3M LIBOR + 0.330%, 04/04/19 (a)	5,000,000	5,002,633
2.749%, 1M LIBOR + 0.400%, 07/02/19 (144A) (a)	5,000,000	5,001,130
2.765%, 1M LIBOR + 0.420%, 05/31/19 (a)	7,000,000	7,004,459
2.766%, 1M LIBOR + 0.260%, 08/28/19 (a)	5,500,000	5,497,569
3.314%, 3M LIBOR + 0.320%, 12/19/19 (a)	4,000,000	3,999,994
United Overseas Bank, Ltd.
2.302%, 01/17/19 (b)	7,000,000	6,991,858
2.881%, 04/05/19 (b)	7,000,000	6,946,061
2.931%, 05/17/19 (b)	10,000,000	9,890,172
Westpac Banking Corp.
2.707%, 1M LIBOR + 0.320%, 11/08/19 (a)	7,000,000	6,997,998
2.771%, 3M LIBOR + 0.180%, 11/01/19 (a)	6,000,000	5,999,970

		456,953,079

Repurchase Agreements—12.6%
Bank of America Securities, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $2,750,451; collateralized by U.S. Treasury Note at 2.000%, maturing 09/30/20, with a market value of $2,792,707	2,750,000	2,750,000
JPMorgan Securities, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $100,016,389; collateralized by U.S. Treasury Note at 1.875%, maturing 09/30/22, with a market value of $101,536,616	100,000,000	100,000,000

		102,750,000

Security Description	Principal Amount*	Value

U.S. Treasury—6.7%
U.S. Treasury Bill
2.185%, 01/15/19 (b)	25,000,000	$24,979,171
2.248%, 01/22/19 (b)	30,000,000	29,961,085

		54,940,256

Total Short-Term Investments (Cost $817,909,630)		817,850,427

Total Investments—99.9% (Cost $817,909,630)		817,850,427
Other assets and liabilities (net)—0.1%		1,053,808

Net Assets—100.0%		$818,904,235

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $10,000,527, which is 1.2% of net assets.
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Short-Term Investments*	$—	$817,850,427	$—	$817,850,427
Total Investments	$—	$817,850,427	$—	$817,850,427

* See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a)	$715,100,427
Repurchase Agreements at value which equals cost	102,750,000
Cash	23,300
Receivable for:
Fund shares sold	902,920
Interest	1,302,459
Prepaid expenses	2,092

Total Assets	820,081,198
Liabilities
Payables for:
Fund shares redeemed	595,381
Accrued Expenses:
Management fees	254,664
Distribution and service fees	98,562
Deferred trustees’ fees	111,631
Other expenses	116,725

Total Liabilities	1,176,963

Net Assets	$818,904,235

Net Assets Consist of:
Paid in surplus	$805,869,815
Distributable earnings (Accumulated losses)	13,034,420

Net Assets	$818,904,235

Net Assets
Class A	$307,936,890
Class B	412,450,705
Class E	98,516,640
Capital Shares Outstanding*
Class A	3,031,564
Class B	4,065,008
Class E	970,352
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$101.58
Class B	101.46
Class E	101.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $715,159,630.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Interest	$17,431,707

Total investment income	17,431,707
Expenses
Management fees	2,844,625
Administration fees	33,661
Custodian and accounting fees	62,346
Distribution and service fees—Class B	993,914
Distribution and service fees—Class E	159,943
Audit and tax services	32,428
Legal	45,317
Trustees’ fees and expenses	33,734
Shareholder reporting	78,105
Insurance	5,424
Miscellaneous	14,914

Total expenses	4,304,411
Less management fee waiver	(203,187)

Net expenses	4,101,224

Net Investment Income	13,330,483

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	4,146

Net change in unrealized depreciation on investments	(14,880)

Net realized and unrealized loss	(10,734)

Net Increase in Net Assets From Operations	$13,319,749

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,330,483	$6,961,274
Net realized gain	4,146	38,219
Net change in unrealized depreciation	(14,880)	(321,313)

Increase in net assets from operations	13,319,749	6,678,180

From Distributions to Shareholders (a)
Class A	(3,163,167)	(1,179,689)
Class B	(2,959,848)	(338,609)
Class E	(916,931)	(217,292)

Total distributions	(7,039,946)	(1,735,590)

Decrease in net assets from capital share transactions	(31,264,205)	(133,229,625)

Total decrease in net assets	(24,984,402)	(128,287,035)

Net Assets
Beginning of period	843,888,637	972,175,672

End of period	$818,904,235	$843,888,637 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,271,421	$128,523,646	1,151,677	$115,741,452
Reinvestments	31,481	3,163,167	11,762	1,179,689
Redemptions	(1,332,136)	(134,694,295)	(1,644,910)	(165,301,654)

Net decrease	(29,234)	$(3,007,482)	(481,471)	$(48,380,513)

Class B
Sales	1,727,443	$174,497,711	1,165,911	$117,009,779
Reinvestments	29,448	2,959,848	3,376	338,609
Redemptions	(1,841,534)	(185,896,483)	(1,809,709)	(181,623,509)

Net decrease	(84,643)	$(8,438,924)	(640,422)	$(64,275,121)

Class E
Sales	172,508	$17,426,393	167,051	$16,780,356
Reinvestments	9,123	916,931	2,166	217,292
Redemptions	(377,825)	(38,161,123)	(374,119)	(37,571,639)

Net decrease	(196,194)	$(19,817,799)	(204,902)	$(20,573,991)

Decrease derived from capital shares transactions		$(31,264,205)		$(133,229,625)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 7). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(1,172,909)	$(6,780)
Class B	(329,579)	(9,030)
Class E	(214,780)	(2,512)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $6,775,731 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net Asset Value, Beginning of Period	$100.82	$100.28		$100.00		$100.00		$100.00

Income (Loss) from Investment Operations
Net investment income (a)	1.81	0.92		0.32	(b)	0.00	(c)	0.00
Net realized and unrealized gain (loss)	0.00 (d)	(0.03)		0.03		0.00		0.00

Total income (loss) from investment operations	1.81	0.89		0.35		0.00	(c)	0.00

Less Distributions
Distributions from net investment income	(1.04)	(0.35)		(0.07)		(0.00	)(e)	0.00
Distributions from net realized capital gains	(0.01)	(0.00	)(f)	(0.00	)(f)	0.00		0.00

Total distributions	(1.05)	(0.35)		(0.07)		(0.00	)(e)	0.00

Net Asset Value, End of Period	$101.58	$100.82		$100.28		$100.00		$100.00

Total Return (%) (g)	1.81	0.89		0.35		0.00		0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39	0.39		0.38		0.37		0.37
Net ratio of expenses to average net assets (%) (h)	0.36	0.36		0.35		0.25		0.20
Ratio of net investment income to average net assets (%)	1.79	0.91		0.32	(b)	0.00	(i)	0.00
Portfolio turnover rate (%)	0 (j)	0	(j)	0	(j)	N/A		N/A
Net assets, end of period (in millions)	$307.9	$308.6		$355.2		$406.8		$483.7

	Class B
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net Asset Value, Beginning of Period	$100.68	$100.11		$100.00		$100.00		$100.00

Income (Loss) from Investment Operations
Net investment income (a)	1.55	0.66		0.08	(b)	0.00		0.00
Net realized and unrealized gain (loss)	0.00 (d)	(0.02)		0.03		0.00		0.00

Total income (loss) from investment operations	1.55	0.64		0.11		0.00		0.00

Less Distributions
Distributions from net investment income	(0.76)	(0.07)		(0.00	)(e)	0.00		0.00
Distributions from net realized capital gains	(0.01)	(0.00	)(f)	(0.00	)(f)	0.00		0.00

Total distributions	(0.77)	(0.07)		(0.00)		0.00		0.00

Net Asset Value, End of Period	$101.46	$100.68		$100.11		$100.00		$100.00

Total Return (%) (g)	1.55	0.63		0.11		0.00		0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.64		0.63		0.62		0.62
Net ratio of expenses to average net assets (%) (h)	0.61	0.61		0.59		0.25		0.20
Ratio of net investment income to average net assets (%)	1.53	0.66		0.08	(b)	0.00		0.00
Portfolio turnover rate (%)	0 (j)	0	(j)	0	(j)	N/A		N/A
Net assets, end of period (in millions)	$412.5	$417.8		$479.6		$547.0		$554.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017		2016		2015	2014
Net Asset Value, Beginning of Period	$100.74	$100.18		$100.00		$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	1.64	0.76		0.17	(b)	0.00	0.00
Net realized and unrealized gain (loss)	0.02	(0.03)		0.03		0.00	0.00

Total income (loss) from investment operations	1.66	0.73		0.20		0.00	0.00

Less Distributions
Distributions from net investment income	(0.86)	(0.17)		(0.02)		0.00	0.00
Distributions from net realized capital gains	(0.01)	(0.00	)(f)	(0.00	)(f)	0.00	0.00

Total income (loss) distributions	(0.87)	(0.17)		(0.02)		0.00	0.00

Net Asset Value, End of Period	$101.53	$100.74		$100.18		$100.00	$100.00

Total Return (%) (g)	1.66	0.73		0.20		0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	0.54		0.53		0.52	0.52
Net ratio of expenses to average net assets (%) (h)	0.51	0.51		0.50		0.25	0.20
Ratio of net investment income to average net assets (%)	1.62	0.76		0.17	(b)	0.00	0.00
Portfolio turnover rate (%)	0 (j)	0	(j)	0	(j)	N/A	N/A
Net assets, end of period (in millions)	$98.5	$117.5		$137.4		$154.2	$175.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Net realized and unrealized gain (loss) on investments was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.
(f)	Distributions from net realized capital gains were less than $0.01.
(g)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(h)	Includes the effects of the management fee waivers and voluntary distribution & service fee waiver (see Note 4 of the Notes to Financial Statements).
(i)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(j)	There were no long term transactions during the years ended December 31, 2018, 2017 and 2016.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each as “pricing services”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had investments in repurchase agreements with a gross value of $102,750,000, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant

BHFTII-12

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$2,844,625	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum	Average Daily Net Assets
0.025%	Of the first $1 billion

For the period May 1, 2017 to April 30, 2018, an identical expense agreement was in place. Amounts waived for the year ended December 31, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the average daily net assets attributable to the Class B, Class D, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15%

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$817,909,631
Gross unrealized appreciation	24,456
Gross unrealized depreciation	(83,660)

Net unrealized appreciation (depreciation)	$(59,204)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$7,039,946	$1,735,590	$—	$—	$7,039,946	$1,735,590

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$13,214,833	$—	$(59,204)	$—	$13,155,629

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

7. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective

BHFTII-14

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Ultra-Short Term Bond Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Ultra-Short Term Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Ultra-Short Term Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-17

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

BlackRock Ultra-Short Term Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018, and underperformed its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Bank of America / Merrill Lynch 3-Month Treasury Bill Index, for the one-, three-, and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. The Board further noted that, prior to May 1, 2016, the Portfolio operated as a money market fund subject to the requirements set forth in Rule 2a-7 under the Investment Company Act of 1940 and noted that the Adviser and its affiliates had provided significant subsidizations to the Portfolio by voluntarily waiving a portion of the Adviser’s investment advisory fee and all of the Portfolio’s Rule 12b-1 fees in order to maintain a stable net asset value per share, which contributed positively to the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and were the lowest in the Expense Group, Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned -13.20%, -13.42%, and -13.33%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned -12.29%.

MARKET ENVIRONMENT / CONDITIONS

Investors faced a rocky year amid persistent heightened volatility in financial markets, punctuated by major price declines in February, October, and December. The dominant concerns were largely consistent throughout the year—namely, ratcheting trade tensions, particularly between the U.S. and China; tightening monetary policy; and the potential for slower economic growth, especially in China and Europe.

The U.S. economy strengthened during the year as a substantial fiscal stimulus in the form of tax cuts contributed to stronger economic growth and corporate profits. Tighter U.S. monetary policy was a prevalent theme this year. Citing strong economic fundamentals, the Federal Reserve continued to normalize policy—hiking its benchmark rate four times in 2018 and continuing to unwind its balance sheet. Even so, conflicting signals about the underlying health of economic conditions and financial markets’ weakness contributed to investors’ questioning whether the Federal Reserve was being too aggressive in its approach.

Most major indices closed in negative territory for both the fourth quarter and the year. After a rockier start, emerging markets held up better than their developed-world counterparts in the fourth quarter, but still trailed for the year. The U.S. was among the bottom-performers in the fourth quarter, but led most major indices for 2018—despite notching the S&P 500’s worst calendar year since the global financial crisis’ conclusion.

For the Russell Midcap Value Index, the Energy sector was the big loser on the year as oil prices collapsed. The Consumer Discretionary and Materials sectors suffered notably. Utilities concluded the year in the black as investors shunned more cyclically oriented names throughout the year. Led by the likes of Twitter and TripAdvisor, the Communications Services sector also finished the year with a positive return. Value stocks generally trailed growth stocks for the year. From a size perspective, larger companies tended to hold up better for the year overall as volatility likely swayed investors’ preference toward the liquidity of larger market-cap stocks.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

Over the 12-months ending December 31, 2018, the Portfolio trailed the Russell Midcap Value Index. In the index, defensive and interest-rate sensitive sectors—Utilities and Real Estate, for example, where we had little-to-no exposure—performed relatively better, contributing to the drag on relative returns.

Judging by headlines alone, it was a tough year for car manufacturers. Trump’s trade war complicated export markets and raised steel prices, squeezing manufacturers on both sides of their ledgers. Palace intrigue embroiled former Nissan (Japan) and Renault (France) chairman Carlos Ghosn. GM announced layoffs and plant closures as it halted production on a handful of brands. While the Portfolio does not hold those particular names, the impacts have been widespread, and it’s of little surprise the largest detractor in the Portfolio over the reporting period was Delphi Technologies (United Kingdom), an automotive parts supplier to manufacturers. In addition to the sector’s woes, the market continues to have what we consider a misunderstanding of Delphi’s long-term prospects. We were initially attracted to the business due to an undemanding valuation. The business fell further out of favor after the initial purchase as investors fretted the combination of a slowing auto market, the potential impact of emission regulations in Europe and declining expectations for Chinese auto sales in the second half of the year. At year end, we continued to believe Delphi was executing well against a challenging backdrop and it remained poised to benefit from the trend of cars being more fuel efficient and producing less emissions.

Weakness in airline stocks and the outlook for consumer spending bled into the aircraft lessors, and Air Lease Corp. was among the largest detractors over the year. However, leasing companies should generally be less affected by carrier profitability given the contractual (and asset-backed) nature of the business. Overall, it’s demand for air travel, which may wane during cyclical downturns but should trend higher over time, that should preoccupy leasing firms. At year end Air Lease remained priced at a discount to book value, and we added to the position in the fourth quarter on the weakness as we continued to believe management had positioned the company as the industry leader.

However, overall stock selection was additive to performance, particularly in Communication Services, Financials, and Consumer Staples names. The Portfolio’s limited exposure to Real Estate was also positive as triple-net lease real estate investment trust operator Store Capital was a top contributor.

A historic equity market selloff in December rocked the Energy sector, where the Portfolio underperformed, amid sinking oil prices. Cimarex Energy, an exploration and production firm, was among the top detractors. But even with crude oil prices off a staggering $30 per barrel during the fourth quarter, and Energy among the worst performing sectors in the index, firms like Andeavor (now a part of Marathon Petroleum) and Hess remained among top contributors, based largely on strength earlier in the year, when rising crude oil prices gave us an opportunity to trim positions on commodity strength. Hess had also benefited from more good news in their Liza development off Guyana.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

The top individual contributor was InterActiveCorp (“IAC”). Shares of IAC, a diversified media and internet company, continued to be a standout (the company operates sites such as HomeAdvisor, Match, and Tinder). Its businesses are executing well—the merger of Angie’s List and HomeAdvisor is complete, and Match Group continues to grow and improve monetization. IAC meets the team’s margin of safety criteria, and we like that it’s led by Barry Diller, who has a strong record as a prudent capital allocator.

Another top contributor was TripAdvisor, a leading online travel research company. Their efforts to trim marketing expenses weighed on revenues, but improved margins. It remains an industry-leading platform that generates free-cash flow and maintains a sound balance sheet while still growing its unique travel review content and operating the world’s second-largest restaurant reservation system.

Financials was a top contributing sector in 2018 and weakness in the Financials sector over the year provided more attractive prices for existing and new positions. We added to the existing holdings of M&T Bank Corp., Fifth Third Bancorp, and Pinnacle Financial Partners. Given the backdrop, we also initiated positions in SunTrust Banks and BOK Financial Corp. during the reporting period.

The team’s decisions are always made from the bottom-up, without regard to index construction. At period-end, the Portfolio had above-benchmark exposure to the Communications Services, Financials, Consumer Discretionary, Industrials, Materials, and Energy sectors. Conversely, the Portfolio had below-benchmark exposure to the Consumer Staples, Health Care, Information Technology, Real Estate, and Utilities sectors.

James C. Kieffer

Thomas A. Reynolds IV

Daniel L. Kane

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	-13.20	2.14	11.46
Class B	-13.42	1.88	11.18
Class E	-13.33	1.98	11.29
Russell Midcap Value Index	-12.29	5.44	13.03

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
IAC/InterActiveCorp	3.6
Celanese Corp.	3.4
Kroger Co. (The)	3.4
AutoNation, Inc.	2.8
Torchmark Corp.	2.8
M&T Bank Corp.	2.8
AMERCO	2.7
Air Lease Corp.	2.7
Fifth Third Bancorp	2.7
Qurate Retail, Inc.	2.6

Top Sectors

% of Net Assets
Financials	25.3
Consumer Discretionary	14.1
Communication Services	13.5
Industrials	13.3
Materials	7.4
Energy	6.9
Information Technology	4.9
Health Care	3.7
Consumer Staples	3.4
Real Estate	3.1

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.81%	$1,000.00	$856.80	$3.79
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class B (a)	Actual	1.06%	$1,000.00	$855.70	$4.96
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

Class E (a)	Actual	0.96%	$1,000.00	$856.10	$4.49
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—95.6% of Net Assets

Security Description	Shares	Value

Auto Components—3.8%
Delphi Technologies plc (a)	721,833	$10,336,648
Gentex Corp. (a)	1,035,122	20,919,816

		31,256,464

Banks—9.1%
BOK Financial Corp.	159,648	11,706,988
Fifth Third Bancorp	942,122	22,168,131
M&T Bank Corp.	159,730	22,862,155
Pinnacle Financial Partners, Inc. (a)	260,648	12,015,873
SunTrust Banks, Inc.	132,228	6,669,580

		75,422,727

Capital Markets—1.9%
Intercontinental Exchange, Inc.	207,035	15,595,947

Chemicals—7.4%
Axalta Coating Systems, Ltd. (b)	716,303	16,775,816
Celanese Corp. (a)	318,164	28,625,215
Nutrien, Ltd. (a)	343,362	16,138,014

		61,539,045

Construction & Engineering—3.5%
Fluor Corp.	375,976	12,106,427
Jacobs Engineering Group, Inc.	289,382	16,917,272

		29,023,699

Consumer Finance—1.9%
Synchrony Financial	670,000	15,718,200

Diversified Consumer Services—2.4%
H&R Block, Inc. (a)	798,695	20,262,892

Electronic Equipment, Instruments & Components—2.3%
Arrow Electronics, Inc. (b)	278,276	19,187,130

Equity Real Estate Investment Trusts—3.1%
Equity Commonwealth	605,047	18,157,460
STORE Capital Corp.	279,831	7,922,016

		26,079,476

Food & Staples Retailing—3.4%
Kroger Co. (The) (a)	1,017,885	27,991,838

Health Care Equipment & Supplies—2.2%
DENTSPLY SIRONA, Inc.	487,254	18,130,721

Health Care Providers & Services—1.6%
AmerisourceBergen Corp. (a)	175,436	13,052,438

Insurance—12.4%
Alleghany Corp.	19,464	12,132,301
Aon plc	120,079	17,454,683
Arch Capital Group, Ltd. (b)	724,003	19,345,360

Insurance—(Continued)
Fairfax Financial Holdings, Ltd.	10,044	4,420,164
Loews Corp. (a)	294,050	13,385,156
Progressive Corp. (The)	227,494	13,724,713
Torchmark Corp.	307,093	22,887,641

		103,350,018

Interactive Media & Services—5.0%
IAC/InterActiveCorp (b)	164,322	30,077,499
TripAdvisor, Inc. (b)	211,731	11,420,770

		41,498,269

Internet & Direct Marketing Retail—5.1%
Expedia Group, Inc.	91,125	10,265,231
Liberty Expedia Holdings, Inc. - Class A (b)	260,724	10,196,916
Qurate Retail, Inc. (b)	1,127,272	22,004,349

		42,466,496

Marine—2.4%
Kirby Corp. (a) (b)	291,804	19,655,917

Media—8.5%
CBS Corp. - Class B	412,743	18,045,124
GCI Liberty, Inc. - Class A (a) (b)	410,783	16,907,828
News Corp. - Class A	1,277,829	14,503,359
Omnicom Group, Inc. (a)	289,818	21,226,271

		70,682,582

Oil, Gas & Consumable Fuels—6.9%
Apache Corp. (a)	303,009	7,953,986
Cimarex Energy Co. (a)	230,957	14,238,499
Devon Energy Corp.	520,715	11,736,916
Hess Corp.	278,967	11,298,163
Marathon Petroleum Corp.	203,853	12,029,366

		57,256,930

Road & Rail—4.7%
AMERCO (a)	68,932	22,617,278
Ryder System, Inc.	351,737	16,936,137

		39,553,415

Semiconductors & Semiconductor Equipment—2.6%
Analog Devices, Inc. (a)	254,856	21,874,291

Specialty Retail—2.7%
AutoNation, Inc. (a) (b)	641,521	22,902,300

Trading Companies & Distributors—2.7%
Air Lease Corp. (a)	733,943	22,172,418

Total Common Stocks (Cost $701,138,165)		794,673,213

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Short-Term Investment—4.8%

Security Description	Principal Amount*	Value

Repurchase Agreement—4.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $39,451,911; collateralized by U.S. Treasury Note at 2.875%, maturing 09/30/23, with a market value of $40,242,774.	39,449,281	$39,449,281

Total Short-Term Investments (Cost $39,449,281)		39,449,281

Securities Lending Reinvestments (c)—18.7%

Certificates of Deposit—11.9%
Banco Del Estado De Chile New York 2.720%, 1M LIBOR + 0.250%, 03/20/19 (d)	5,000,000	4,999,570
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	2,000,000	1,999,950
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (d)	4,000,000	4,001,596
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (d)	4,000,000	3,999,620
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (d)	4,000,000	3,999,488
2.740%, 1M LIBOR + 0.270%, 07/19/19 (d)	1,000,000	999,594
China Construction Bank Corp. 2.550%, 01/07/19	2,000,000	2,000,000
Citibank N.A. 2.490%, 02/04/19	4,000,000	3,999,444
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (d)	1,500,000	1,500,004
2.642%, 1M LIBOR + 0.210%, 09/13/19 (d)	1,500,000	1,500,000
Cooperative Rabobank UA 2.608%, 3M LIBOR + 0.200%, 04/05/19 (d)	2,000,000	2,000,628
Credit Agricole S.A. 2.500%, 02/12/19	2,000,000	1,999,660
2.799%, 1M LIBOR + 0.320%, 05/21/19 (d)	3,000,000	3,000,189
Credit Industriel et Commercial Zero Coupon, 01/25/19	4,442,527	4,492,350
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	5,000,000	4,999,630
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	2,977,462	2,996,940
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (d)	1,000,000	999,370
2.810%, 1M LIBOR + 0.370%, 02/14/19 (d)	4,000,000	4,000,748
Royal Bank of Canada New York 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	3,000,000	2,996,931
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	6,000,000	5,999,508
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (d)	1,000,000	999,556
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	4,000,000	3,999,884
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (d)	5,000,000	4,999,900

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	2,000,000	1,999,266
2.700%, 02/25/19	2,000,000	2,000,184
Sumitomo Mitsui Banking Corp., New York 2.665%, 1M LIBOR + 0.210%, 05/17/19 (d)	3,000,000	2,998,740
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (d)	4,000,000	3,999,820
2.767%, 1M LIBOR + 0.380%, 12/10/19 (d)	2,000,000	1,999,934
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	2,000,000	1,998,096
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (d)	1,000,000	1,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (d)	7,000,000	7,006,072
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	3,000,000	2,999,981

		98,486,653

Commercial Paper—3.0%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	3,000,000	2,999,169
Banco Santander S.A. 2.740%, 02/07/19	2,978,993	2,991,264
Bank of China, Ltd. 2.690%, 01/17/19	3,973,100	3,995,304
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (d)	4,000,000	4,000,000
Matchpoint Finance plc 2.890%, 05/08/19	1,970,939	1,978,506
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	5,000,000	5,001,225
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (d)	4,000,000	3,999,840

		24,965,308

Repurchase Agreements—3.8%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $2,015,333; collateralized by various Common Stock with an aggregate market value of $2,200,367.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $2,005,425; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $2,176,637.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,007,513; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $1,020,000.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $900,125; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $918,001.	900,000	$900,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $700,107; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $714,000.	700,000	700,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $3,517,858; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $3,587,577.	3,517,233	3,517,233
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $8,563,863; collateralized by various Common Stock with an aggregate market value of $9,350,000.	8,500,000	8,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $10,001,422; collateralized by various Common Stock with an aggregate market value of $11,132,123.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $3,000,427; collateralized by various Common Stock with an aggregate market value of $3,339,637.	3,000,000	3,000,000

		31,617,233

Total Securities Lending Reinvestments (Cost $155,074,389)		155,069,194

Total Investments—119.1% (Cost $895,661,835)		989,191,688
Other assets and liabilities (net)—(19.1)%		(158,317,608)

Net Assets—100.0%		$830,874,080

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $152,453,105 and the collateral received consisted of cash in the amount of $154,960,254. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Fair value hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$794,673,213	$—	$—	$794,673,213
Total Short-Term Investment*	—	39,449,281	—	39,449,281
Total Securities Lending Reinvestments*	—	155,069,194	—	155,069,194
Total Investments	$794,673,213	$194,518,475	$—	$989,191,688

Collateral for Securities Loaned (Liability)	$—	$(154,960,254)	$—	$(154,960,254)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$989,191,688
Receivable for:
Fund shares sold	1,303,828
Dividends and interest	1,007,753
Prepaid expenses	2,638

Total Assets	991,505,907
Liabilities
Collateral for securities loaned	154,960,254
Payables for:
Investments purchased	4,527,642
Fund shares redeemed	248,350
Accrued Expenses:
Management fees	565,379
Distribution and service fees	72,416
Deferred trustees’ fees	111,694
Other expenses	146,092

Total Liabilities	160,631,827

Net Assets	$830,874,080

Net Assets Consist of:
Paid in surplus	$624,496,290
Distributable earnings (Accumulated losses)	206,377,790

Net Assets	$830,874,080

Net Assets
Class A	$476,296,887
Class B	293,032,970
Class E	61,544,223
Capital Shares Outstanding*
Class A	2,248,197
Class B	1,435,198
Class E	296,039
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$211.86
Class B	204.18
Class E	207.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $895,661,835.
(b)	Includes securities loaned at value of $152,453,105.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$14,309,615
Interest	494,999
Securities lending income	744,946

Total investment income	15,549,560
Expenses
Management fees	8,448,304
Administration fees	40,660
Custodian and accounting fees	64,349
Distribution and service fees—Class B	903,801
Distribution and service fees—Class E	112,452
Audit and tax services	44,663
Legal	45,317
Trustees’ fees and expenses	33,734
Shareholder reporting	123,015
Insurance	6,828
Miscellaneous	19,005

Total expenses	9,842,128
Less management fee waiver	(471,918)
Less broker commission recapture	(14,671)

Net expenses	9,355,539

Net Investment Income	6,194,021

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	107,093,791

Net change in unrealized depreciation on investments	(239,582,018)

Net realized and unrealized loss	(132,488,227)

Net Decrease in Net Assets From Operations	$(126,294,206)

(a)	Net of foreign withholding taxes of $123,956.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,194,021	$6,094,958
Net realized gain	107,093,791	73,406,636
Net change in unrealized appreciation (depreciation)	(239,582,018)	56,060,091

Increase (decrease) in net assets from operations	(126,294,206)	135,561,685

From Distributions to Shareholders (a)
Class A	(33,856,446)	(4,618,720)
Class B	(21,308,286)	(1,950,478)
Class E	(4,423,964)	(461,275)

Total distributions	(59,588,696)	(7,030,473)

Decrease in net assets from capital share transactions	(130,302,350)	(120,097,285)

Total increase (decrease) in net assets	(316,185,252)	8,433,927

Net Assets
Beginning of period	1,147,059,332	1,138,625,405

End of period	$830,874,080	$1,147,059,332 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	32,409	$7,937,023	51,236	$12,312,536
Reinvestments	135,751	33,856,446	19,370	4,618,720
Redemptions	(529,905)	(135,797,046)	(279,672)	(67,675,485)

Net decrease	(361,745)	$(94,003,577)	(209,066)	$(50,744,229)

Class B
Sales	37,916	$8,956,383	67,106	$15,605,735
Reinvestments	88,530	21,308,286	8,460	1,950,478
Redemptions	(252,369)	(61,489,870)	(324,130)	(75,831,622)

Net decrease	(125,923)	$(31,225,201)	(248,564)	$(58,275,409)

Class E
Sales	9,182	$2,128,318	7,456	$1,758,107
Reinvestments	18,061	4,423,964	1,968	461,275
Redemptions	(46,968)	(11,625,854)	(56,110)	(13,297,029)

Net decrease	(19,725)	$(5,073,572)	(46,686)	$(11,077,647)

Decrease derived from capital shares transactions		$(130,302,350)		$(120,097,285)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $5,592,206 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$259.07	$231.28	$213.79	$271.79	$268.60

Income (Loss) from Investment Operations
Net investment income (a)	1.75	1.54	1.74 (b)	2.26	2.89
Net realized and unrealized gain (loss)	(33.63)	27.96	43.82	(23.66)	2.25

Total income (loss) from investment operations	(31.88)	29.50	45.56	(21.40)	5.14

Less Distributions
Distributions from net investment income	(1.62)	(1.71)	(2.56)	(3.17)	(1.95)
Distributions from net realized capital gains	(13.71)	0.00	(25.51)	(33.43)	0.00

Total distributions	(15.33)	(1.71)	(28.07)	(36.60)	(1.95)

Net Asset Value, End of Period	$211.86	$259.07	$231.28	$213.79	$271.79

Total Return (%) (c)	(13.20)	12.82	22.96	(9.44)	1.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85	0.84	0.84
Net ratio of expenses to average net assets (%) (d)	0.81	0.85	0.85	0.84	0.84
Ratio of net investment income to average net assets (%)	0.70	0.64	0.80 (b)	0.91	1.07
Portfolio turnover rate (%)	23	21	31	31	25
Net assets, end of period (in millions)	$476.3	$676.2	$652.0	$739.1	$853.7

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$250.17	$223.41	$207.30	$264.50	$261.50

Income (Loss) from Investment Operations
Net investment income (a)	1.09	0.90	1.16 (b)	1.59	2.15
Net realized and unrealized gain (loss)	(32.43)	27.01	42.40	(22.95)	2.21

Total income (loss) from investment operations	(31.34)	27.91	43.56	(21.36)	4.36

Less Distributions
Distributions from net investment income	(0.94)	(1.15)	(1.94)	(2.41)	(1.36)
Distributions from net realized capital gains	(13.71)	0.00	(25.51)	(33.43)	0.00

Total distributions	(14.65)	(1.15)	(27.45)	(35.84)	(1.36)

Net Asset Value, End of Period	$204.18	$250.17	$223.41	$207.30	$264.50

Total Return (%) (c)	(13.42)	12.54	22.65	(9.66)	1.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.10	1.10	1.09	1.09
Net ratio of expenses to average net assets (%) (d)	1.06	1.10	1.10	1.09	1.09
Ratio of net investment income to average net assets (%)	0.45	0.39	0.55 (b)	0.66	0.82
Portfolio turnover rate (%)	23	21	31	31	25
Net assets, end of period (in millions)	$293.0	$390.5	$404.3	$358.7	$446.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$254.48	$227.21	$210.43	$267.99	$264.86

Income (Loss) from Investment Operations
Net investment income (a)	1.36	1.15	1.40 (b)	1.85	2.43
Net realized and unrealized gain (loss)	(33.02)	27.48	43.07	(23.28)	2.25

Total income (loss) from investment operations	(31.66)	28.63	44.47	(21.43)	4.68

Less Distributions
Distributions from net investment income	(1.22)	(1.36)	(2.18)	(2.70)	(1.55)
Distributions from net realized capital gains	(13.71)	0.00	(25.51)	(33.43)	0.00

Total distributions	(14.93)	(1.36)	(27.69)	(36.13)	(1.55)

Net Asset Value, End of Period	$207.89	$254.48	$227.21	$210.43	$267.99

Total Return (%) (c)	(13.33)	12.65	22.78	(9.58)	1.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.00	1.00	0.99	0.99
Net ratio of expenses to average net assets (%) (d)	0.96	1.00	1.00	0.99	0.99
Ratio of net investment income to average net assets (%)	0.55	0.49	0.65 (b)	0.76	0.91
Portfolio turnover rate (%)	23	21	31	31	25
Net assets, end of period (in millions)	$61.5	$80.4	$82.4	$75.8	$95.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and less than 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $39,449,281. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $31,617,233. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.
Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$217,283,328	$0	$349,908,663

During the year ended December 31, 2018, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $4,312,774 in sales of investments, which are included above, and resulted in realized gains of $598,792.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$8,448,304	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	On the first $500 million
0.050%	On the next $500 million
0.060%	On amounts in excess of $1 billion

An identical agreement was in place for the period January 1, 2018 through April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$896,728,473
Gross unrealized appreciation	166,873,584
Gross unrealized depreciation	(74,410,369)

Net unrealized appreciation (depreciation)	$92,463,215

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$5,318,818	$7,030,473	$54,269,878	$—	$59,588,696	$7,030,473

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$9,892,574	$104,133,695	$92,463,215	$—	$206,489,484

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Artisan Mid Cap Value Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Artisan Mid Cap Value of the Brighthouse Funds Trust II Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse/Artisan Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2018, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year periods ended June 30, 2018. In addition, the Board considered that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-year period ended September 30, 2018, and underperformed its benchmark for the three-year and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned -20.37% and -20.56%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned -18.07%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had negative performance for the year, trailing the U.S. market but outperforming emerging markets. The MSCI World ex-USA IMI (net dividends) returned -14.7%, as compared to -5.2% for the Russell 3000 Index and -15.1% for the MSCI Emerging Markets IMI (net dividends). Most developed ex-U.S. market currencies, particularly the Australian dollar and the Canadian dollar, depreciated relative to the U.S. dollar. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of the developed ex-U.S. market.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Along the market capitalization dimension, large caps (MSCI World ex-U.S. Index, net dividends) outperformed small caps (MSCI World ex-U.S. Small Cap Index, net dividends) by 4.0% for the year. Similarly, midcaps (MSCI World ex-U.S. Mid Cap Index, net dividends), a subset of the MSCI World ex-U.S. Index universe, outperformed small caps by 1.3%. Along the relative price dimension, large cap value stocks (MSCI World ex-U.S. Value Index, net dividends) underperformed large cap growth stocks (MSCI World ex-U.S. Growth Index, net dividends) by 1.9%, and small cap value stocks (MSCI World ex-U.S. Small Cap Value Index, net dividends) underperformed small cap growth stocks (MSCI World ex-U.S. Small Cap Growth Index, net dividends) by 0.6%.

It is important to consider the interactions between size, value, and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability outperformed stocks with higher relative prices and lower profitability among both large and small caps. Performance of the premiums may vary depending on the particular segment of the market under analysis.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the year ended December 31, 2018, the Portfolio underperformed its benchmark by 229 basis points. The Portfolio’s general exclusion of Real Estate Investment Trusts (“REITs”) was the primary driver of underperformance, as REITs outperformed all other sectors for the year. With micro caps underperforming small caps with larger market capitalizations for the year, the Portfolio’s greater allocation to micro caps also detracted from relative performance. Conversely, the Portfolio’s exclusion of stocks with the lowest profitability and highest relative price contributed positively to relative performance.

The Portfolio held more than 3,800 securities as of December 31, 2018 and was diversified across countries and sectors.

Joseph Chi

Jed Fogdall

Arun Keswani

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Brighthouse/Dimensional International Small Company Portfolio
Class A	-20.37	1.84	9.36
Class B	-20.56	1.59	9.08
MSCI World ex-U.S. Small Cap Index	-18.07	2.25	10.06

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Amer Sports Oyj	0.4
Auto Trader Group plc	0.3
GN Store Nord A/S	0.3
Galapagos NV	0.3
Hiscox, Ltd.	0.3
Rightmove plc	0.2
Rubis SCA	0.2
Enagas S.A.	0.2
Helvetia Holding AG	0.2
Bellway plc	0.2

Top Countries

% of Net Assets
Japan	24.3
United Kingdom	15.6
Canada	8.1
Australia	6.7
Germany	6.3
Switzerland	5.1
Italy	4.0
France	3.9
Sweden	3.0
Hong Kong	2.9

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.92%	$1,000.00	$820.00	$4.22
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

Class B (a)	Actual	1.17%	$1,000.00	$818.90	$5.36
	Hypothetical*	1.17%	$1,000.00	$1,019.31	$5.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Australia—6.7%
A2B Australia, Ltd.	55,813	$86,228
Accent Group, Ltd.	90,942	76,861
Adairs, Ltd.	12,167	16,118
Adelaide Brighton, Ltd.	118,950	357,722
AED Oil, Ltd. (a) (b) (c)	93,946	0
Ainsworth Game Technology, Ltd.	51,616	28,904
Alkane Resources, Ltd. (a)	120,355	16,531
ALS, Ltd.	82,785	395,300
Altium, Ltd.	31,832	485,296
AMA Group, Ltd.	111,029	67,701
Amaysim Australia, Ltd. (a)	21,060	14,642
Ansell, Ltd.	36,143	561,040
AP Eagers, Ltd.	9,996	42,243
Appen, Ltd.	19,037	172,605
ARB Corp., Ltd.	28,061	295,488
Ardent Leisure Group, Ltd.	88,453	92,207
ARQ Group, Ltd.	41,278	56,890
Asaleo Care, Ltd.	51,178	32,988
Atlas Arteria, Ltd.	108,901	480,142
AUB Group, Ltd.	29,816	261,028
Aurelia Metals, Ltd. (a)	110,317	52,834
Ausdrill, Ltd.	186,432	155,292
Austal, Ltd.	81,889	112,179
Australian Agricultural Co., Ltd. (a)	192,359	148,565
Australian Finance Group, Ltd.	11,568	10,561
Australian Pharmaceutical Industries, Ltd.	174,311	169,541
Auswide Bank, Ltd.	9,275	34,578
Automotive Holdings Group, Ltd.	101,744	111,785
Aveo Group	113,281	127,657
AVJennings, Ltd.	10,332	3,783
Baby Bunting Group, Ltd.	5,851	8,946
Bank of Queensland, Ltd.	17,806	121,193
Bapcor, Ltd.	48,412	200,821
Beach Energy, Ltd.	606,009	572,213
Beadell Resources, Ltd. (a)	102,327	3,694
Bega Cheese, Ltd.	77,553	269,553
Bellamy’s Australia, Ltd. (a)	19,257	99,135
Bingo Industries, Ltd.	51,085	66,455
Blackmores, Ltd.	4,893	420,421
Blue Sky Alternative Investments, Ltd. (a)	6,725	3,755
Bravura Solutions, Ltd.	40,862	106,623
Breville Group, Ltd.	34,410	258,347
Brickworks, Ltd.	5,923	69,374
Bubs Australia, Ltd. (a)	5,279	1,704
Buru Energy, Ltd. (a)	72,570	10,483
BWX, Ltd.	2,270	2,526
Capitol Health, Ltd.	150,763	28,694
Capral, Ltd.	136,176	11,510
Cardno, Ltd. (a) (b)	69,333	48,892
Carnarvon Petroleum, Ltd. (a)	282,013	64,136
carsales.com, Ltd.	79,391	615,827
Cash Converters International, Ltd. (a)	152,939	25,315
Cedar Woods Properties, Ltd.	27,273	97,419
Centuria Capital Group	14,370	12,914
Citadel Group, Ltd. (The)	4,283	21,944
Cleanaway Waste Management, Ltd.	670,809	787,387
Clinuvel Pharmaceuticals, Ltd.	5,706	73,257

Australia—(Continued)
Clover Corp., Ltd.	34,945	33,719
Codan, Ltd.	17,036	34,804
Collection House, Ltd.	19,217	18,409
Collins Foods, Ltd.	20,592	89,688
Cooper Energy, Ltd. (a)	552,999	173,503
Corporate Travel Management, Ltd.	22,148	334,915
Costa Group Holdings, Ltd.	62,749	327,925
Credit Corp. Group, Ltd.	13,415	177,254
CSG, Ltd. (a)	85,825	9,711
CSR, Ltd.	239,936	474,830
Cudeco, Ltd. (a) (b) (d)	51,210	3,178
Data #3, Ltd.	55,471	58,636
Decmil Group, Ltd. (a)	78,588	38,193
Dicker Data, Ltd.	5,634	11,190
Domain Holdings Australia, Ltd.	96,746	151,949
Domino’s Pizza Enterprises, Ltd.	5,908	169,144
Doray Minerals, Ltd. (a)	44,069	11,397
Downer EDI, Ltd.	156,144	743,407
DuluxGroup, Ltd.	144,897	669,473
DWS, Ltd.	36,847	30,884
Eclipx Group, Ltd.	26,542	45,507
Elders, Ltd.	32,731	162,979
Emeco Holdings, Ltd. (a)	65,024	93,115
EML Payments, Ltd. (a)	21,460	22,517
Energy Resources of Australia, Ltd. (a)	51,910	8,957
Energy World Corp., Ltd. (a)	325,379	31,888
EQT Holdings, Ltd.	3,062	51,683
ERM Power, Ltd.	49,991	54,894
Estia Health, Ltd.	29,371	47,371
Euroz, Ltd.	23,559	18,420
Event Hospitality and Entertainment, Ltd.	38,556	369,572
FAR, Ltd. (a)	653,097	30,687
Finbar Group, Ltd.	6,909	3,687
Fleetwood Corp., Ltd.	35,042	48,834
FlexiGroup, Ltd.	60,577	57,861
G8 Education, Ltd.	158,694	316,301
Galaxy Resources, Ltd. (a)	98,235	150,129
Galilee Energy, Ltd. (a)	43,169	18,899
Genworth Mortgage Insurance Australia, Ltd.	42,575	65,418
Gold Road Resources, Ltd. (a)	132,712	60,755
GrainCorp, Ltd. - Class A	83,590	539,881
Grange Resources, Ltd.	120,000	16,931
Greencross, Ltd.	22,048	84,477
Greenland Minerals Ltd. (a)	349,524	17,173
GUD Holdings, Ltd.	39,734	314,549
GWA Group, Ltd.	92,856	181,806
Hansen Technologies, Ltd.	50,238	122,757
Harvey Norman Holdings, Ltd.	59,103	131,659
Healius, Ltd.	291,166	457,308
Healthscope, Ltd.	115,676	181,692
Hills, Ltd. (a)	80,453	9,342
Horizon Oil, Ltd. (a)	652,736	45,597
HT&E, Ltd.	109,386	121,807
HUB24, Ltd.	12,427	103,971
Huon Aquaculture Group, Ltd.	2,742	9,077
IDM International, Ltd. (a) (b) (c) (d)	1,969	0
IDP Education, Ltd.	9,981	69,383

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Iluka Resources, Ltd.	67,683	$363,234
Imdex, Ltd. (a)	100,165	75,485
IMF Bentham, Ltd.	56,545	125,164
Independence Group NL	112,057	301,463
Infigen Energy, Ltd. (a)	343,467	112,488
Infomedia, Ltd.	131,353	109,308
Inghams Group, Ltd.	61,587	179,149
Integral Diagnostics, Ltd.	6,767	13,202
Integrated Research, Ltd.	28,972	35,824
International Ferro Metals, Ltd. (a) (b) (c) (d)	82,765	0
Invocare, Ltd.	39,057	283,471
IOOF Holdings, Ltd.	118,246	431,015
IPH, Ltd.	43,902	167,281
Iress, Ltd.	54,057	423,362
iSelect, Ltd.	46,213	24,737
iSentia Group, Ltd.	28,120	5,545
IVE Group, Ltd.	19,754	29,218
Japara Healthcare, Ltd.	32,040	25,289
JB Hi-Fi, Ltd.	46,350	722,750
Jumbo Interactive, Ltd.	12,118	60,905
Jupiter Mines, Ltd.	53,689	9,441
K&S Corp., Ltd.	1,802	1,777
Karoon Energy, Ltd. (a)	75,600	44,774
Kingsgate Consolidated, Ltd. (a)	121,238	13,672
Kogan.com, Ltd.	8,313	19,933
Lifestyle Communities, Ltd.	7,615	28,255
Link Administration Holdings, Ltd.	96,883	461,944
Lovisa Holdings, Ltd.	11,216	49,054
Lynas Corp., Ltd. (a)	58,609	65,086
MACA, Ltd.	56,351	37,006
Macmahon Holdings, Ltd. (a)	380,170	57,376
MaxiTRANS Industries, Ltd.	59,013	22,042
Mayne Pharma Group, Ltd. (a)	452,144	246,780
McMillan Shakespeare, Ltd.	29,453	288,552
McPherson’s, Ltd.	34,460	30,338
Medusa Mining, Ltd. (a)	60,972	17,393
Metals X, Ltd. (a)	84,827	25,390
Metcash, Ltd.	385,184	664,661
Millennium Minerals, Ltd. (a)	63,242	8,060
Mincor Resources NL (a)	105,687	25,681
Mineral Resources, Ltd.	41,091	447,697
MMA Offshore, Ltd. (a)	200,470	21,884
Moelis Australia, Ltd.	4,454	14,341
Monadelphous Group, Ltd.	40,177	389,647
Monash IVF Group, Ltd.	21,931	15,343
Money3 Corp., Ltd.	25,929	30,160
Morning Star Gold NL (a) (b) (c)	33,455	0
Mortgage Choice, Ltd.	48,689	33,798
Mount Gibson Iron, Ltd.	406,465	153,158
Myer Holdings, Ltd. (a)	355,143	103,805
MYOB Group, Ltd.	110,434	260,232
MyState, Ltd.	3,899	12,496
Navigator Global Investments, Ltd.	45,623	134,949
Navitas, Ltd.	85,117	303,338
NetComm Wireless, Ltd. (a)	18,166	9,695
New Hope Corp., Ltd.	32,928	79,082
NEXTDC, Ltd. (a)	68,796	296,536

Australia—(Continued)
nib holdings, Ltd.	171,993	629,896
Nick Scali, Ltd.	16,348	60,795
Nine Entertainment Co. Holdings, Ltd.	529,025	514,180
NRW Holdings, Ltd.	78,732	89,551
Nufarm, Ltd.	112,275	471,729
OceanaGold Corp.	166,811	608,496
OFX Group, Ltd.	99,303	122,397
OM Holdings, Ltd.	11,090	9,607
Onevue Holdings, Ltd. (a)	33,268	13,941
oOh!media, Ltd.	44,310	106,730
Orora, Ltd.	238,165	514,938
OZ Minerals, Ltd.	134,369	832,786
Pacific Current Group, Ltd.	5,535	21,024
Pacific Niugini, Ltd. (a)	61,527	8,660
Pacific Smiles Group, Ltd.	13,431	12,127
Pact Group Holdings, Ltd.	9,541	23,331
Panoramic Resources, Ltd. (a)	167,563	44,160
Paragon Care, Ltd.	45,405	20,415
Peet, Ltd.	88,199	60,320
Pendal Group, Ltd.	39,801	222,234
Perpetual, Ltd.	17,753	406,511
Perseus Mining, Ltd. (a)	231,401	68,988
Platinum Asset Management, Ltd.	57,876	198,157
Pluton Resources, Ltd. (a) (b) (c)	48,332	0
PMP, Ltd. (a)	158,703	20,680
Praemium, Ltd. (a)	98,955	44,678
Premier Investments, Ltd.	44,992	466,139
Prime Media Group, Ltd. (a)	93,371	14,188
Pro Medicus, Ltd.	13,002	98,960
PWR Holdings, Ltd.	5,725	13,346
Qube Holdings, Ltd.	219,677	392,986
Quintis, Ltd. (a) (b) (c) (d)	106,522	0
RCR Tomlinson, Ltd. (b) (c) (d)	113,813	69,743
Reckon, Ltd.	36,898	17,412
Regis Healthcare, Ltd.	29,394	54,784
Regis Resources, Ltd.	180,703	617,057
Reject Shop, Ltd. (The)	12,421	23,952
Resolute Mining, Ltd.	277,334	227,145
Retail Food Group, Ltd. (a)	64,643	13,691
Rhipe, Ltd.	12,338	10,827
Ridley Corp., Ltd.	123,003	111,863
RPMGlobal Holdings, Ltd. (a)	4,190	1,830
Ruralco Holdings, Ltd.	9,291	19,960
Salmat, Ltd.	45,807	18,875
Sandfire Resources NL	40,717	191,561
Saracen Mineral Holdings, Ltd. (a)	349,701	726,325
SeaLink Travel Group, Ltd.	7,812	23,400
Select Harvests, Ltd.	35,131	150,933
Senex Energy, Ltd. (a)	311,194	60,271
Servcorp, Ltd.	21,215	45,424
Service Stream, Ltd.	62,705	77,815
Seven Group Holdings, Ltd.	7,838	78,407
Seven West Media, Ltd. (a)	408,410	158,198
SG Fleet Group, Ltd.	24,267	52,339
Sigma Healthcare, Ltd.	560,969	224,279
Silver Chef, Ltd.	8,928	15,453
Silver Lake Resources, Ltd. (a)	112,092	44,226

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
SmartGroup Corp., Ltd.	22,008	$137,640
Southern Cross Media Group, Ltd.	229,061	162,136
Spark Infrastructure Group	417,824	650,622
SpeedCast International, Ltd.	60,891	124,978
SRG Global, Ltd. (d)	9,380	3,306
St. Barbara, Ltd.	201,372	667,103
Stanmore Coal, Ltd.	19,719	13,893
Steadfast Group, Ltd.	198,774	383,723
Strike Energy, Ltd. (a)	228,018	12,677
Sundance Energy Australia, Ltd. (a)	204,616	51,631
Sunland Group, Ltd.	40,150	37,898
Super Retail Group, Ltd.	65,652	325,269
Superloop, Ltd. (a)	10,345	11,075
Syrah Resources, Ltd. (a)	53,924	57,274
Tassal Group, Ltd.	80,622	250,981
Technology One, Ltd.	85,252	369,873
Thorn Group, Ltd.	62,916	25,146
Tiger Resources, Ltd. (a) (b) (d)	591,241	0
Troy Resources, Ltd. (a) (b)	106,145	8,298
Villa World, Ltd.	27,402	33,887
Village Roadshow, Ltd. (a)	38,999	74,467
Virgin Australia Holdings, Ltd. (a)	442,369	57,634
Virgin Australia International Holding, Ltd. (a) (b) (c)	968,773	1
Virtus Health, Ltd.	37,091	115,298
Vista Group International, Ltd.	24,156	60,812
Vita Group, Ltd.	18,112	13,464
Vocus Group, Ltd. (a)	98,354	221,662
Webjet, Ltd.	33,524	259,244
Western Areas, Ltd.	118,029	164,711
Westgold Resources, Ltd. (a)	37,679	23,322
WorleyParsons, Ltd.	68,301	549,320
WPP AUNZ, Ltd.	131,382	52,784

		38,078,455

Austria—1.3%
A-TEC Industries AG (b) (c)	1	0
Agrana Beteiligungs AG	5,812	106,954
ams AG (a) (e)	12,258	295,581
Andritz AG	13,228	608,494
Austria Technologie & Systemtechnik AG	14,133	249,999
CA Immobilien Anlagen AG	20,949	661,896
DO & Co. AG	2,199	204,144
EVN AG	12,657	182,189
FACC AG (e)	3,854	58,693
Flughafen Wien AG	267	10,555
IMMOFINANZ AG (a)	19,641	470,361
Kapsch TrafficCom AG	1,870	71,265
Lenzing AG	3,209	292,502
Mayr Melnhof Karton AG	3,211	404,326
Oberbank AG	198	20,373
Oesterreichische Post AG	10,088	346,651
Palfinger AG	5,204	132,537
POLYTEC Holding AG	8,428	80,735
Porr AG	2,048	40,834
Rosenbauer International AG	1,615	61,643
S IMMO AG	23,207	386,979

Austria—(Continued)
S&T AG (a)	16,139	292,719
Schoeller-Bleckmann Oilfield Equipment AG	3,509	230,943
Semperit AG Holding (a) (e)	5,443	62,117
Strabag SE	6,827	200,657
Telekom Austria AG (a)	34,047	259,040
UBM Development AG	655	25,067
UNIQA Insurance Group AG	36,921	331,961
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,893	113,562
Wienerberger AG	39,101	805,042
Zumtobel Group AG (a)	13,016	105,986

		7,113,805

Belgium—1.7%
Ackermans & van Haaren NV	7,373	1,110,061
AGFA-Gevaert NV (a)	67,517	257,953
Atenor	1,089	63,590
Banque Nationale de Belgique	88	242,803
Barco NV	4,866	549,760
Bekaert S.A.	11,685	280,712
Biocartis NV (a) (e)	5,445	62,133
bpost S.A. (e)	18,928	173,098
Cie d’Entreprises CFE	3,200	316,957
Cie Immobiliere de Belgique S.A.	1,276	73,652
D’ieteren S.A.	8,787	330,704
Deceuninck NV	27,313	60,350
Econocom Group S.A.	39,556	131,125
Elia System Operator S.A.	10,586	706,851
Euronav NV (e)	30,049	212,971
EVS Broadcast Equipment S.A.	4,761	126,446
Exmar NV (a)	10,339	70,595
Fagron	12,062	196,684
Galapagos NV (a)	16,401	1,513,838
GIMV NV	1,836	98,658
Ion Beam Applications (a) (e)	6,507	95,272
Jensen-Group NV	738	28,758
Kinepolis Group NV	5,586	311,531
Lotus Bakeries NV	96	236,387
MDxHealth (a) (e)	8,434	17,885
Melexis NV (e)	5,431	315,419
Nyrstar NV (a) (e)	26,926	17,629
Ontex Group NV (e)	15,902	325,310
Orange Belgium S.A.	13,209	260,447
Oxurion NV (a)	12,685	52,602
Picanol	1,096	86,241
Radisson Hospitality AB (a)	2,932	13,545
Recticel S.A.	18,423	134,612
Resilux NV	229	31,644
Roularta Media Group NV	1,629	27,338
Sioen Industries NV	3,002	77,827
Sipef S.A. (e)	3,358	187,612
Telenet Group Holding NV	4,403	204,399
TER Beke S.A.	141	19,511
Tessenderlo Group S.A. (a)	13,457	448,702
Van de Velde NV	1,970	57,699

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Belgium—(Continued)
Viohalco S.A. (a)	45,397	$138,093

		9,667,404

Canada—8.1%
5N Plus, Inc. (a)	33,732	76,596
Absolute Software Corp.	18,754	106,326
Acadian Timber Corp.	3,800	42,114
Advantage Oil & Gas, Ltd. (a) (e)	91,030	132,024
Aecon Group, Inc.	30,622	395,000
AG Growth International, Inc.	5,820	199,514
AGF Management, Ltd. - Class B	32,280	113,968
AGT Food & Ingredients, Inc. (e)	7,901	96,303
Aimia, Inc. (a)	48,671	131,553
AirBoss of America Corp.	3,761	23,637
AKITA Drilling, Ltd. - Class A	3,414	10,178
Alamos Gold, Inc. - Class A	124,119	446,399
Alaris Royalty Corp.	16,654	207,260
Alcanna, Inc. (a)	12,660	39,041
Alexco Resource Corp. (a)	22,734	21,149
Algoma Central Corp.	4,410	40,960
Alio Gold, Inc. (a)	5,966	5,026
Altius Minerals Corp. (e)	12,660	100,245
Altus Group, Ltd.	14,488	251,195
Americas Silver Corp. (a)	4,400	7,187
Amerigo Resources, Ltd. (a)	35,000	22,817
Andrew Peller, Ltd. - Class A	11,417	114,488
ARC Resources, Ltd.	51,089	303,121
Aritzia, Inc. (a)	11,500	138,148
Asanko Gold, Inc. (a)	23,027	14,674
Athabasca Oil Corp. (a)	144,824	105,022
ATS Automation Tooling Systems, Inc. (a)	36,533	385,079
AutoCanada, Inc.	8,428	70,069
B2Gold Corp. (a)	251,245	734,301
Badger Daylighting, Ltd. (e)	12,862	303,838
Baytex Energy Corp. (a) (e)	166,118	293,250
Bellatrix Exploration, Ltd. (a) (e)	12,053	5,562
Birchcliff Energy, Ltd.	71,640	159,527
Bird Construction, Inc.	18,612	83,299
Black Diamond Group, Ltd. (a)	19,812	30,330
BMTC Group, Inc.	5,387	51,258
BNK Petroleum, Inc. (a)	17,500	4,166
Bonavista Energy Corp.	75,351	66,233
Bonterra Energy Corp. (e)	12,499	59,144
Boralex, Inc. - Class A	18,354	226,400
Brookfield Real Estate Services, Inc.	3,500	37,353
BSM Technologies, Inc. (a)	15,600	9,142
Calfrac Well Services, Ltd. (a) (e)	35,593	63,615
Calian Group, Ltd.	2,846	61,289
Canaccord Genuity Group, Inc.	54,653	230,990
Canacol Energy, Ltd. (a) (e)	37,461	110,857
Canadian Western Bank	32,028	610,906
Canfor Corp. (a)	17,141	207,545
Canfor Pulp Products, Inc.	15,297	181,632
CanWel Building Materials Group, Ltd.	19,304	64,479
Capital Power Corp.	41,208	802,608
Capstone Mining Corp. (a)	117,839	52,653

Canada—(Continued)
Cardinal Energy, Ltd. (e)	32,459	52,783
Cargojet, Inc. (d)	1,200	62,224
Cascades, Inc.	35,836	268,534
Celestica, Inc. (a)	38,585	338,029
Celestica, Inc. (U.S. Listed Shares) (a)	223	1,956
Centerra Gold, Inc. (a)	62,285	267,353
Cervus Equipment Corp.	2,998	27,999
CES Energy Solutions Corp.	68,937	159,062
Chesswood Group, Ltd.	2,000	15,221
Cineplex, Inc.	19,436	362,183
Clairvest Group, Inc.	200	6,592
Clearwater Seafoods, Inc.	10,644	44,831
Cogeco Communications, Inc.	5,772	278,115
Cogeco, Inc.	2,309	98,503
Colliers International Group, Inc.	9,980	550,391
Computer Modelling Group, Ltd.	28,920	129,009
Conifex Timber, Inc. (a) (e)	3,500	4,384
Continental Gold, Inc. (a) (e)	46,900	77,296
Copper Mountain Mining Corp. (a) (e)	63,622	33,554
Corby Spirit and Wine, Ltd.	3,957	53,767
Corridor Resources, Inc. (a)	21,385	12,531
Corus Entertainment, Inc. - B Shares	31,990	111,539
Cott Corp.	44,379	617,964
Cott Corp. (U.S. Listed Shares)	2,000	27,880
Crew Energy, Inc. (a)	69,029	43,484
CRH Medical Corp. (a)	27,305	83,603
Delphi Energy Corp. (a) (e)	95,850	26,680
Denison Mines Corp. (a) (e)	247,548	114,236
Descartes Systems Group, Inc. (The) (a)	20,090	530,210
Detour Gold Corp. (a)	34,636	292,523
DHX Media, Ltd. (a) (e)	41,896	68,742
DIRTT Environmental Solutions (a)	14,110	63,150
Dorel Industries, Inc. - Class B	12,134	156,786
DREAM Unlimited Corp. - Class A (a)	7,822	39,190
Dundee Precious Metals, Inc. (a)	45,872	120,963
E-L Financial Corp., Ltd.	177	95,423
Echelon Financial Holdings, Inc. (a)	900	9,229
ECN Capital Corp.	87,631	221,452
EcoSynthetix, Inc. (a)	800	1,137
Eldorado Gold Corp. (a)	27,658	81,038
Element Fleet Management Corp.	40,030	202,613
Endeavour Silver Corp. (a) (e)	41,698	89,798
Enerflex, Ltd.	29,289	342,835
Enerplus Corp.	53,164	413,567
Enghouse Systems, Ltd.	7,089	344,844
Ensign Energy Services, Inc.	51,526	180,786
Entertainment One, Ltd.	84,242	381,375
Epsilon Energy, Ltd. (a)	10,928	47,948
Equitable Group, Inc.	4,209	182,271
Essential Energy Services Trust (a) (e)	53,526	11,762
Evertz Technologies, Ltd.	10,149	120,358
Exchange Income Corp.	2,651	54,876
Exco Technologies, Ltd.	13,332	88,183
EXFO, Inc. (a)	85	244
Extendicare, Inc.	34,956	162,592
Fiera Capital Corp.	16,619	137,437
Firm Capital Mortgage Investment Corp.	9,574	92,220

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
First Majestic Silver Corp. (a)	42,360	$248,848
First Mining Gold Corp. (a)	50,000	8,973
First National Financial Corp. (e)	4,907	98,701
FirstService Corp.	10,880	746,665
Fission Uranium Corp. (a) (e)	114,725	45,379
Fortuna Silver Mines, Inc. (a)	60,121	220,191
Freehold Royalties, Ltd.	35,012	212,093
Gamehost, Inc.	4,952	33,806
GDI Integrated Facility Services, Inc. (a)	1,400	18,951
Gear Energy, Ltd. (a)	34,663	14,473
Genesis Land Development Corp.	14,348	33,211
Genworth MI Canada, Inc.	15,602	459,420
Gibson Energy, Inc.	29,744	406,986
Glacier Media, Inc. (a)	9,600	4,219
Gluskin Sheff & Associates, Inc.	12,233	93,459
GMP Capital, Inc.	28,336	39,021
Goeasy, Ltd.	3,895	102,054
GoldMoney, Inc. (a)	5,500	6,929
Gran Tierra Energy, Inc. (a)	112,213	244,942
Granite Oil Corp. (e)	2,519	1,015
Great Canadian Gaming Corp. (a)	19,208	673,518
Great Panther Silver, Ltd. (a)	67,206	47,751
Guardian Capital Group, Ltd. - Class A	1,500	24,238
Guyana Goldfields, Inc. (a)	57,547	67,444
Hanfeng Evergreen, Inc. (a) (b) (c) (d)	12,100	0
Heroux-Devtek, Inc. (a)	14,606	138,335
High Arctic Energy Services, Inc.	3,900	9,056
High Liner Foods, Inc. (e)	8,307	46,610
Home Capital Group, Inc. (a)	22,002	232,075
Horizon North Logistics, Inc. (e)	54,212	71,478
HudBay Minerals, Inc.	103,103	487,874
Hudson’s Bay Co. (e)	35,831	191,333
IAMGOLD Corp. (a)	152,782	560,678
IBI Group, Inc. (a)	5,900	18,843
Imperial Metals Corp. (a) (e)	18,151	20,608
Indigo Books & Music, Inc. (a)	1,986	16,409
Information Services Corp.	800	8,966
Innergex Renewable Energy, Inc.	40,708	373,922
InPlay Oil Corp. (a)	7,800	5,599
Interfor Corp. (a)	31,992	337,917
International Petroleum Corp. (a)	25,920	82,589
International Tower Hill Mines, Ltd. (a)	21,604	11,236
Intertain Group, Ltd. (The) (a)	800	6,317
Intertape Polymer Group, Inc. (e)	20,313	251,755
Invesque, Inc.	9,800	69,874
Jamieson Wellness, Inc.	11,072	172,990
Just Energy Group, Inc. (e)	50,690	167,457
K-Bro Linen, Inc. (e)	2,719	66,601
Kelt Exploration, Ltd. (a)	58,951	200,361
Kinaxis, Inc. (a)	7,097	342,582
Kingsway Financial Services, Inc. (a) (b) (c)	8,765	25,156
Knight Therapeutics, Inc. (a)	40,310	227,061
KP Tissue, Inc.	1,400	8,276
Labrador Iron Ore Royalty Corp.	21,800	387,073
Largo Resources, Ltd. (a) (e)	83,173	172,414
Lassonde Industries, Inc. - Class A	500	72,964
Laurentian Bank of Canada	13,206	368,263

Canada—(Continued)
Leagold Mining Corp. (a) (e)	9,400	11,912
Leon’s Furniture, Ltd.	9,639	106,119
Lightstream Resources, Ltd. (a) (b) (c)	108,373	0
Linamar Corp.	9,144	303,416
Lucara Diamond Corp. (e)	110,136	119,397
Lundin Gold, Inc. (a)	11,400	41,669
Magellan Aerospace Corp.	5,794	63,576
Mainstreet Equity Corp. (a)	2,561	78,057
Major Drilling Group International, Inc. (a)	36,670	123,558
Mandalay Resources Corp. (a)	87,627	4,814
Manitok Energy, Inc. (a) (b) (d)	122	0
Maple Leaf Foods, Inc.	14,680	293,880
Martinrea International, Inc.	32,289	256,855
Maxar Technologies, Ltd. (e)	5,602	66,927
Maxim Power Corp. (a)	2,800	4,451
Mediagrif Interactive Technologies, Inc.	4,176	29,243
Medical Facilities Corp.	12,861	141,686
MEG Energy Corp. (a)	66,854	377,560
Melcor Developments, Ltd.	3,120	28,087
MENE, Inc. (a)	284	125
Morguard Corp.	1,400	180,497
Morneau Shepell, Inc.	18,485	339,045
Mountain Province Diamonds, Inc.	1,600	2,285
MTY Food Group, Inc.	6,320	280,724
Mullen Group, Ltd. (e)	37,792	338,002
Nevsun Resources, Ltd. (a)	96,711	424,333
New Gold, Inc. (a)	118,248	90,947
NFI Group, Inc.	13,236	330,027
Norbord, Inc.	7,425	197,427
North American Construction Group, Ltd.	14,743	131,210
North West Co., Inc. (The)	16,971	390,587
Northland Power, Inc.	30,227	480,461
NuVista Energy, Ltd. (a) (e)	59,117	176,675
Obsidian Energy, Ltd. (a) (e)	163,188	60,962
Osisko Gold Royalties, Ltd. (e)	30,681	269,009
Osisko Mining, Inc. (a)	12,300	27,660
Painted Pony Energy, Ltd. (a) (e)	38,738	42,279
Pan American Silver Corp.	49,527	723,025
Paramount Resources, Ltd. - Class A (a) (e)	19,290	101,452
Parex Resources, Inc. (a)	55,359	662,994
Park Lawn Corp.	1,633	27,583
Parkland Fuel Corp.	25,863	669,498
Pason Systems, Inc.	22,516	301,654
Pengrowth Energy Corp. (a) (e)	183,295	80,557
Peyto Exploration & Development Corp.	19,828	102,829
Photon Control, Inc. (a)	20,200	16,128
PHX Energy Services Corp. (a)	12,350	21,349
Pivot Technology Solutions, Inc.	4,800	3,516
Pizza Pizza Royalty Corp.	6,998	45,878
Points International, Ltd. (a)	5,320	53,075
Polaris Infrastructure, Inc.	2,500	18,862
Pollard Banknote, Ltd.	1,400	21,074
Polymet Mining Corp. (a)	38,355	31,185
Precision Drilling Corp. (a)	103,898	180,368
Premium Brands Holdings Corp.	7,825	429,080
Pretium Resources, Inc. (a)	29,937	253,715
Pulse Seismic, Inc. (a) (e)	15,720	17,157

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Quarterhill, Inc.	58,061	$56,564
Questerre Energy Corp. - Class A (a) (e)	83,569	16,528
Recipe Unlimited Corp.	4,150	79,553
Reitmans Canada, Ltd. - Class A	20,566	59,203
Richelieu Hardware, Ltd.	18,490	307,309
Rocky Mountain Dealerships, Inc.	3,738	24,150
Rogers Sugar, Inc. (e)	35,106	139,889
Roxgold, Inc. (a)	42,400	25,157
Russel Metals, Inc.	24,422	381,571
Sabina Gold & Silver Corp. (a) (e)	57,206	51,541
Sandstorm Gold, Ltd. (a)	58,462	270,642
Savaria Corp.	10,600	101,403
Secure Energy Services, Inc.	55,376	284,344
SEMAFO, Inc. (a)	123,983	267,909
Seven Generations Energy, Ltd. - Class A (a)	17,835	145,533
ShawCor, Ltd.	20,891	253,716
Sienna Senior Living, Inc. (e)	14,276	164,594
Sierra Wireless, Inc. (a) (e)	16,910	227,044
Sleep Country Canada Holdings, Inc.	12,404	181,444
Solium Capital, Inc. (a)	3,317	28,646
Sprott Resource Holdings, Inc. (a)	5,636	4,624
Sprott, Inc. (e)	60,427	113,754
SSR Mining, Inc. (a)	37,551	453,847
Stantec, Inc. (e)	23,513	515,143
Stella-Jones, Inc.	10,990	318,865
STEP Energy Services, Ltd. (a)	6,800	9,663
Storm Resources, Ltd. (a)	11,300	14,402
Stornoway Diamond Corp. (a)	70,074	10,009
Strad Energy Services, Ltd. (a)	10,641	9,821
Street Capital Group, Inc. (a)	5,900	2,593
Stuart Olson, Inc.	11,157	40,699
SunOpta, Inc. (a)	26,392	102,073
Superior Plus Corp.	44,558	315,940
Surge Energy, Inc. (e)	85,275	91,821
Tamarack Valley Energy, Ltd. (a)	69,684	120,462
Taseko Mines, Ltd. (a)	108,786	51,795
TeraGo, Inc. (a)	4,100	32,074
Teranga Gold Corp. (a)	24,518	72,376
Tervita Corp. (a) (e)	3,508	16,137
TFI International, Inc.	25,364	655,837
Theratechnologies, Inc. (a) (e)	2,200	13,408
Tidewater Midstream and Infrastructure, Ltd. (e)	11,900	11,332
Timbercreek Financial Corp.	9,049	57,998
TMX Group, Ltd.	7,227	374,426
TORC Oil & Gas, Ltd.	47,624	152,444
Torex Gold Resources, Inc. (a)	18,090	172,128
Torstar Corp. - Class B	21,453	12,414
Total Energy Services, Inc.	17,786	127,285
TransAlta Corp.	91,004	372,628
TransAlta Renewables, Inc.	28,608	217,305
Transcontinental, Inc. - Class A	26,130	369,403
TransGlobe Energy Corp.	36,372	67,671
Trevali Mining Corp. (a) (e)	90,600	27,541
Trican Well Service, Ltd. (a)	101,707	88,655
Tricon Capital Group, Inc.	46,139	327,488
Trisura Group, Ltd. (a)	700	13,383
Uni-Select, Inc.	13,271	188,683

Canada—(Continued)
Valener, Inc.	16,303	230,955
Vecima Networks, Inc.	2,500	14,925
Wajax Corp.	7,885	95,761
Wesdome Gold Mines, Ltd. (a)	51,707	167,786
Western Energy Services Corp. (a)	27,573	9,089
Western Forest Products, Inc. (e)	145,247	201,082
WestJet Airlines, Ltd.	861	11,352
Westshore Terminals Investment Corp.	18,288	275,686
Whitecap Resources, Inc.	95,350	303,818
Winpak, Ltd.	8,852	309,613
Yamana Gold, Inc.	227,016	533,784
Yangarra Resources, Ltd. (a)	24,087	46,226
Yellow Pages, Ltd. (a) (e)	6,975	31,115
ZCL Composites, Inc.	9,681	44,604
Zenith Capital Corp. (a) (b) (c)	12,830	761

		45,921,549

China—0.2%
APT Satellite Holdings, Ltd.	164,250	65,203
Asia Satellite Telecommunications Holdings, Ltd.	58,500	39,250
BeijingWest Industries International, Ltd. (a)	41,200	4,081
BOE Varitronix, Ltd.	137,000	39,446
Bund Center Investment, Ltd.	138,000	58,219
CGN Mining Co., Ltd.	145,000	4,398
China Chuanglian Education Financial Group, Ltd. (a)	336,000	2,978
China Display Optoelectronics Technology Holdings, Ltd.	136,000	8,641
China Everbright Greentech, Ltd.	45,000	32,073
China Gold International Resources Corp., Ltd. (a) (e)	79,013	91,445
China Ludao Technology Co., Ltd. (a)	56,000	9,905
China New Higher Education Group, Ltd.	37,000	16,017
China Sunsine Chemical Holdings, Ltd.	35,000	32,081
Chong Hing Bank, Ltd.	16,000	26,993
CITIC Telecom International Holdings, Ltd.	467,000	163,712
FIH Mobile, Ltd. (a) (e)	799,000	83,158
First Sponsor Group, Ltd.	9,490	8,843
Fountain SET Holdings, Ltd.	422,000	66,109
Goodbaby International Holdings, Ltd.	193,000	60,447
Guangnan Holdings, Ltd.	264,000	29,014
Guotai Junan International Holdings, Ltd.	617,600	98,602
Mega Expo Holdings, Ltd.	5,000	2,268
Microport Scientific Corp.	56,000	54,729
Morris Holdings, Ltd.	56,000	4,207
Nanfang Communication Holdings, Ltd.	48,000	33,960
Neo-Neon Holdings, Ltd. (a)	322,500	26,762
New Sports Group, Ltd. (a)	221,500	13,497
Shenwan Hongyuan HK, Ltd.	172,500	36,376
Sino Grandness Food Industry Group, Ltd. (a)	199,272	17,974
SITC International Holdings Co., Ltd.	223,000	208,945

		1,339,333

Colombia—0.0%
Frontera Energy Corp. (a)	3,075	30,137

Denmark—2.3%
ALK-Abello A/S (a)	1,831	271,030
Alm Brand A/S	28,684	219,410

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
Ambu A/S - Class B (e)	41,724	$1,004,893
Bang & Olufsen A/S (a)	10,209	139,187
Bavarian Nordic A/S (a) (e)	10,666	208,976
Brodrene Hartmann A/S	663	25,756
Columbus A/S	20,865	40,653
D/S Norden A/S (a)	6,460	91,430
DFDS A/S	11,185	450,515
FLSmidth & Co. A/S (e)	15,133	679,920
GN Store Nord A/S (e)	43,379	1,621,517
H+H International A/S - Class B (a)	4,578	66,844
Harboes Bryggeri A/S - Class B	1,454	16,734
IC Group A/S	3,209	17,990
ISS A/S	27,399	764,795
Jeudan A/S	410	59,585
Jyske Bank A/S	17,351	627,156
Matas A/S	7,249	64,632
Nilfisk Holding A/S (a)	8,471	300,094
NKT A/S (a)	6,820	92,971
NNIT A/S	2,656	74,763
Parken Sport & Entertainment A/S	2,351	28,699
PER Aarsleff Holding A/S	8,472	258,698
Ringkjoebing Landbobank A/S	9,911	517,847
Rockwool International A/S - B Shares	2,187	571,256
Royal Unibrew A/S	15,546	1,070,405
RTX A/S	3,387	84,178
Scandinavian Tobacco Group A/S	7,203	86,782
Schouw & Co. A/S	5,566	414,406
SimCorp A/S	12,900	884,311
Solar A/S - B Shares	2,435	105,680
Spar Nord Bank A/S	32,428	260,235
Sydbank A/S	26,018	619,534
TK Development A/S (a)	37,491	30,662
Topdanmark A/S	22,026	1,026,222
Tryg A/S	732	18,426
United International Enterprises	850	173,338
Veloxis Pharmaceuticals A/S (a) (e)	115,226	38,648
Vestjysk Bank A/S (a)	3,300	992
Zealand Pharma A/S (a)	7,520	95,699

		13,124,869

Finland—2.8%
Aktia Bank Oyj	9,111	94,032
Alma Media Oyj	22,695	144,166
Amer Sports Oyj (a)	47,651	2,097,090
Apetit Oyj	1,205	12,409
Asiakastieto Group Oyj (a)	1,161	32,726
Aspo Oyj	8,414	76,683
Atria Oyj	2,604	19,663
BasWare Oyj (a) (e)	3,525	159,689
Bittium Oyj (e)	8,034	70,216
Cargotec Oyj - B Shares	12,591	384,550
Caverion Oyj (a)	36,589	212,989
Citycon Oyj	146,997	271,812
Cramo Oyj	9,503	162,091
Digia Oyj	3,254	10,631
Elisa Oyj	12,910	534,612

Finland—(Continued)
F-Secure Oyj	35,820	94,747
Ferratum Oyj	2,093	19,178
Finnair Oyj	24,728	200,507
Fiskars Oyj Abp	17,515	302,084
HKScan Oyj - A Shares	6,704	10,934
Huhtamaki Oyj	34,101	1,059,278
Ilkka-Yhtyma Oyj	2,976	11,942
Kemira Oyj	41,153	465,720
Kesko Oyj - A Shares	1,323	66,054
Kesko Oyj - B Shares	21,481	1,158,130
Konecranes Oyj	16,662	503,025
Lassila & Tikanoja Oyj	12,398	212,516
Metsa Board Oyj	86,501	509,948
Metso Oyj	28,987	764,545
Nokian Renkaat Oyj	38,871	1,197,830
Olvi Oyj - A Shares	6,303	227,608
Oriola-KD Oyj - B Shares	53,692	122,074
Orion Oyj - Class A	8,256	287,043
Orion Oyj - Class B	23,446	814,475
Outokumpu Oyj	102,277	373,122
Outotec Oyj (a)	52,402	183,876
Ponsse Oyj	3,208	90,851
Poyry Oyj	14,295	170,391
Raisio Oyj - V Shares	55,399	148,778
Ramirent Oyj	31,090	194,065
Rapala VMC Oyj	8,902	31,131
Raute Oyj - A Shares	72	1,754
Revenio Group Oyj	3,966	57,114
Sanoma Oyj	31,912	310,507
Stockmann Oyj Abp - B Shares (a)	11,956	26,255
Teleste Oyj	2,149	12,942
Tieto Oyj	21,736	588,093
Tikkurila Oyj	12,873	177,371
Tokmanni Group Corp.	7,656	62,949
Uponor Oyj	19,661	194,775
Vaisala Oyj - A Shares	6,772	127,989
Valmet Oyj	28,977	595,105
YIT Oyj	51,511	300,696

		15,958,761

France—3.9%
ABC Arbitrage	7,886	54,938
Actia Group	4,338	16,816
Air France-KLM (a)	48,793	527,545
Akka Technologies S.A.	3,906	196,431
AKWEL	3,301	60,903
Albioma S.A.	13,155	285,304
Altamir Amboise	9,152	132,544
Alten S.A.	8,205	681,217
Altran Technologies S.A. (e)	66,322	532,870
Amplitude Surgical SAS (a)	2,894	9,094
APRIL S.A.	8,341	190,445
Assystem (d)	4,398	135,997
Aubay	2,116	68,102
Axway Software S.A.	2,132	30,365
Baikowski SAS (a)	234	3,700

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Bastide le Confort Medical	1,050	$31,259
Beneteau S.A.	15,076	196,503
Bigben Interactive	4,507	41,388
Boiron S.A.	2,586	144,739
Bonduelle SCA	6,799	220,942
Bourbon S.A. (a) (e)	1,528	6,005
Burelle S.A.	117	106,729
Casino Guichard Perrachon S.A. (e)	6,523	270,788
Catering International Services	541	5,674
Cegedim S.A. (a)	2,643	59,850
CGG S.A. (a)	61,816	81,108
Chargeurs S.A.	7,605	145,165
Cie des Alpes	3,241	91,574
Cie Plastic Omnium S.A.	12,573	288,218
Coface S.A. (a)	23,469	213,211
Derichebourg S.A.	31,305	142,442
Devoteam S.A.	1,818	171,557
Electricite de Strasbourg S.A.	245	27,444
Elior Group S.A.	25,421	379,094
Elis S.A.	22,830	378,577
Eramet	3,022	208,996
Esso S.A. Francaise	1,341	49,502
Etablissements Maurel et Prom (a) (d)	5,328	19,560
Europcar Groupe S.A.	21,442	192,646
Eutelsat Communications S.A.	43,896	868,080
Exel Industries - A Shares	618	48,115
Fleury Michon S.A.	461	20,384
Fnac Darty S.A. (a)	6,777	441,919
Gaztransport Et Technigaz S.A.	5,461	420,477
GEA	165	16,215
GL Events	4,878	96,104
Groupe Crit	1,062	64,414
Groupe Gorge	2,544	24,384
Groupe Open	1,736	39,283
Guerbet	2,188	131,322
Haulotte Group S.A.	5,337	53,973
HERIGE SADCS	235	6,324
HiPay Group S.A. (a)	1,527	13,947
ID Logistics Group (a)	776	102,239
Imerys S.A.	6,375	305,005
Ingenico Group S.A.	16,077	909,301
Interparfums S.A.	918	35,512
IPSOS	12,134	285,715
Jacquet Metal Service	7,099	125,158
Kaufman & Broad S.A.	6,070	231,774
Korian S.A.	21,040	747,451
Lagardere SCA	36,064	906,757
Lanson-BCC	15	512
Latecoere SACA (a) (e)	26,469	84,453
Laurent-Perrier	1,367	148,762
Le Belier	299	10,367
Lectra	8,150	169,711
Linedata Services	1,090	39,339
LISI	8,732	204,919
LNA Sante S.A.	1,488	74,126
Maisons du Monde S.A.	6,434	123,261
Maisons France Confort S.A.	1,526	55,977

France—(Continued)
Manitou BF S.A.	3,893	99,692
Manutan International	589	42,508
Mersen S.A.	8,483	226,854
METabolic EXplorer S.A. (a)	6,035	11,097
Metropole Television S.A.	8,342	133,913
Mr. Bricolage	601	5,147
Neopost S.A.	12,528	342,096
Nexans S.A. (e)	10,974	303,844
Nexity S.A.	12,502	564,313
Nicox (a) (e)	1,834	10,553
NRJ Group	9,690	82,443
Oeneo S.A.	7,998	79,913
Onxeo S.A. (a)	8,671	8,670
Onxeo S.A. (a)	4,566	4,494
Parrot S.A. (a)	2,647	9,678
Pierre & Vacances S.A. (a)	2,596	47,382
Plastivaloire	1,576	15,941
PSB Industries S.A.	234	8,150
Rallye S.A. (e)	9,791	100,866
Recylex S.A. (a) (e)	3,335	21,317
Rexel S.A.	88,036	938,697
Robertet S.A.	66	39,775
Rothschild & Co.	2,555	90,112
Rubis SCA	25,894	1,384,770
Samse S.A.	107	16,058
Savencia S.A.	2,303	147,166
Seche Environnement S.A.	1,555	47,375
SES-imagotag S.A. (a)	1,019	21,222
Societe BIC S.A.	8,476	863,491
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (a)	16	805
Societe Marseillaise du Tunnel Prado-Carenage S.A.	293	5,867
Societe pour l’Informatique Industrielle	1,546	36,524
Societe Television Francaise 1	21,284	171,732
Soitec (a) (e)	5,935	342,843
Solocal Group (a) (e)	161,345	92,581
Somfy S.A.	2,325	167,836
Sopra Steria Group	5,161	473,784
SPIE S.A.	28,473	375,566
STEF S.A.	1,145	101,033
Sword Group	2,775	92,129
Synergie S.A.	3,366	94,357
Tarkett S.A.	6,546	130,820
Technicolor S.A. (a) (e)	88,305	95,876
Tessi S.A. (a) (e)	678	89,945
TFF Group	620	24,823
Thermador Groupe	2,162	109,958
Total Gabon	324	46,370
Touax S.A. (a)	1,706	9,544
Trigano S.A.	3,132	287,690
Union Financiere de France BQE S.A.	1,257	29,437
Vallourec S.A. (a) (e)	67,733	125,259
Valneva SE (a)	5,612	20,396
Vetoquinol S.A.	1,341	77,922
Vicat S.A.	5,373	255,244
VIEL & Cie S.A.	4,205	20,201
Vilmorin & Cie S.A.	2,414	156,307
Virbac S.A. (a)	500	65,226

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Vranken-Pommery Monopole S.A.	958	$26,013

		22,398,147

Georgia—0.0%
Bank of Georgia Group plc	8,425	147,416

Germany—6.1%
7C Solarparken AG	7,180	20,902
Aareal Bank AG	26,928	832,262
Adler Modemaerkte AG	2,828	10,305
ADLER Real Estate AG	11,254	168,185
ADO Properties S.A.	6,083	318,052
ADVA Optical Networking SE (a)	13,833	99,658
AIXTRON SE (a)	21,680	208,261
All for One Steeb AG	498	27,484
Allgeier SE	2,942	85,200
Amadeus Fire AG	1,986	185,182
Atoss Software AG	298	26,833
Aurubis AG	14,317	708,961
Basler AG	420	59,735
Bauer AG	4,696	65,479
BayWa AG	5,731	135,099
BayWa AG	305	9,368
Bechtle AG	10,952	851,446
Bertrandt AG	1,677	131,562
bet-at-home.com AG	1,045	54,727
Bijou Brigitte AG	1,603	61,456
Bilfinger SE	10,033	292,463
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange)	26,420	240,702
CANCOM SE	13,574	445,716
Carl Zeiss Meditec AG	7,610	595,501
CECONOMY AG	18,151	65,313
CENIT AG	3,413	52,032
CENTROTEC Sustainable AG	1,930	25,314
Cewe Stiftung & Co. KGaA	2,303	163,690
Comdirect Bank AG	13,399	157,261
CompuGroup Medical SE	7,545	349,289
Corestate Capital Holding S.A.	2,276	79,043
CropEnergies AG	9,235	47,884
CTS Eventim AG & Co. KGaA	18,055	673,792
Data Modul AG	138	8,801
DEAG Deutsche Entertainment AG (a)	3,066	10,932
Delticom AG	1,562	12,823
Deutsche Beteiligungs AG	3,778	145,354
Deutsche Euroshop AG	11,450	332,733
Deutsche Pfandbriefbank AG	35,103	351,492
Deutz AG	35,346	208,232
DIC Asset AG	16,078	167,071
Diebold Nixdorf, Inc.	575	37,768
DMG Mori AG	8,384	414,084
Dr. Hoenle AG	2,084	103,415
Draegerwerk AG & Co. KGaA	1,062	50,106
Duerr AG	15,350	536,705
Eckert & Ziegler AG	1,547	109,045
Elmos Semiconductor AG	5,394	119,304
ElringKlinger AG	11,206	87,326

Germany—(Continued)
Energiekontor AG	2,559	39,236
Euromicron AG (a)	2,048	6,146
Evotec AG (a)	12,499	248,683
Fielmann AG	7,053	435,841
First Sensor AG	2,173	52,928
FORTEC Elektronik AG	253	5,533
Francotyp-Postalia Holding AG	3,300	11,345
Freenet AG	49,368	957,472
FUCHS Petrolub SE	843	33,916
GEA Group AG	21,769	561,361
Gerresheimer AG	9,821	644,261
Gerry Weber International AG (a)	9,842	25,880
Gesco AG	4,563	113,720
GFT Technologies SE	5,932	45,469
Grand City Properties S.A.	24,894	539,866
GRENKE AG	3,342	283,809
H&R GmbH & Co. KGaA	4,195	29,270
Hamburger Hafen und Logistik AG	8,624	171,093
Hawesko Holding AG	223	10,507
Heidelberger Druckmaschinen AG (a)	100,140	182,199
Hella GmbH & Co. KGaA	7,065	281,515
HolidayCheck Group AG (a)	7,854	23,851
Hornbach Baumarkt AG	2,209	43,100
Hornbach Holding AG & Co. KGaA	1,005	47,438
Hugo Boss AG	19,362	1,194,134
Indus Holding AG	9,327	416,349
Isra Vision AG	7,065	196,580
IVU Traffic Technologies AG	2,608	15,166
Jenoptik AG	15,954	416,435
K&S AG	59,335	1,068,689
Kloeckner & Co. SE	34,891	242,156
Koenig & Bauer AG	4,373	182,873
Krones AG	5,091	393,321
KSB SE & Co. KGaA	82	26,081
KWS Saat SE	745	221,922
LANXESS AG	18,190	837,826
Leifheit AG	2,365	48,052
Leoni AG	12,471	432,218
LPKF Laser & Electronics AG (a)	4,316	27,374
Manz AG (a)	1,272	30,206
Medigene AG (a)	2,446	20,676
METRO AG	3,955	60,810
MLP SE	20,985	106,120
Nemetschek SE	6,355	697,552
Nexus AG	4,977	140,134
Nordex SE (a)	23,261	202,090
Norma Group SE	10,781	533,119
OHB SE	2,315	81,847
OSRAM Licht AG	14,845	644,515
Paragon GmbH & Co. KGaA	357	7,216
Patrizia Immobilien AG	19,307	368,858
Pfeiffer Vacuum Technology AG	2,551	317,510
PNE Wind AG	24,548	68,381
Progress-Werk Oberkirch AG	822	23,142
ProSiebenSat.1 Media SE	37,061	659,160
PSI Software AG	3,465	62,232
QSC AG	26,632	38,600

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
R Stahl AG (a)	1,594	$39,078
Rational AG	390	221,549
Rheinmetall AG	12,940	1,142,636
Rhoen Klinikum AG	15,358	387,180
RIB Software SE	8,127	110,041
Rocket Internet SE (a)	19,109	441,175
SAF-Holland S.A.	22,056	283,204
Salzgitter AG	12,083	353,982
Schaltbau Holding AG (a)	2,019	46,797
Scout24 AG	24,700	1,136,821
Secunet Security Networks AG	391	39,554
SGL Carbon SE (a)	8,945	62,418
SHW AG	2,013	45,688
Siltronic AG	5,196	429,752
Sixt SE	4,968	393,314
SMA Solar Technology AG	3,992	75,845
SMT Scharf AG (a)	831	11,227
Softing AG	1,971	14,670
Software AG	18,372	664,858
Stabilus S.A.	6,982	438,275
STRATEC SE	1,395	80,672
Stroeer SE & Co. KGaA	8,897	430,394
Suedzucker AG	26,310	340,971
Surteco SE	2,209	56,363
Suss Microtec AG (a)	6,216	62,026
TAG Immobilien AG	39,448	900,489
Takkt AG	11,656	181,484
Technotrans AG	2,427	68,094
Tele Columbus AG (a)	1,323	4,393
TLG Immobilien AG	20,277	563,107
Tom Tailor Holding SE (a)	8,518	21,538
Traffic Systems SE	1,794	29,191
VERBIO Vereinigte BioEnergie AG	6,369	48,586
Vossloh AG	4,712	229,063
Wacker Chemie AG	2,569	232,818
Wacker Neuson SE	10,071	190,299
Washtec AG	4,180	288,956
Wuestenrot & Wuerttembergische AG	2,323	42,507
XING SE	988	270,618
Zeal Network SE	1,934	46,210

		34,944,974

Ghana—0.2%
Tullow Oil plc (a)	457,293	1,040,565

Greenland—0.0%
Gronlandsbanken A/S	17	1,425

Guernsey, Channel Islands—0.0%
Raven Russia, Ltd. (a)	95,022	60,422

Hong Kong—2.9%
Aeon Credit Service Asia Co., Ltd.	14,000	12,424
Agritrade Resources, Ltd.	630,000	108,743
Alco Holdings, Ltd.	136,000	15,805
Allied Group, Ltd.	22,000	124,883

Hong Kong—(Continued)
Allied Properties HK, Ltd.	944,024	203,170
APAC Resources, Ltd.	47,217	6,288
Applied Development Holdings, Ltd. (a)	390,000	24,723
Arts Optical International Holdings, Ltd.	16,000	3,576
Asia Financial Holdings, Ltd.	254,000	136,143
Asia Standard International Group, Ltd.	296,000	51,294
Associated International Hotels, Ltd.	14,000	38,976
Auto Italia Holdings (a)	175,000	1,252
Ban Loong Holdings, Ltd. (a)	438,000	10,012
Bel Global Resources Holdings, Ltd. (a) (b) (c)	520,000	0
Best Food Holding Co., Ltd.	112,000	16,860
Bison Finance Group, Ltd. (a)	74,000	10,846
Bonjour Holdings, Ltd. (a)	615,000	16,074
Bossini International Holdings, Ltd.	302,000	10,579
Bright Smart Securities & Commodities Group, Ltd.	176,000	33,857
Brightoil Petroleum Holdings, Ltd. (a) (b) (d)	591,000	113,211
Brockman Mining, Ltd. (a)	2,516,770	48,532
Burwill Holdings, Ltd. (a)	1,566,000	28,150
Cafe de Coral Holdings, Ltd.	116,000	280,675
Camsing International Holding, Ltd.	124,000	141,200
Cash Financial Services Group, Ltd. (a)	288,000	2,010
Century City International Holdings, Ltd.	616,000	55,921
Chen Hsong Holdings	150,000	48,608
Cheuk Nang Holdings, Ltd.	95,574	52,483
Chevalier International Holdings, Ltd.	75,139	105,677
China Baoli Technologies Holdings, Ltd. (a)	285,000	8,906
China Energy Development Holdings, Ltd. (a)	3,670,000	43,690
China Flavors & Fragrances Co., Ltd.	71,446	24,270
China Goldjoy Group, Ltd.	1,368,000	83,439
China LNG Group, Ltd. (a)	184,000	27,918
China Medical & HealthCare Group, Ltd. (a)	400,000	10,089
China Motor Bus Co., Ltd.	1,200	14,571
China Soft Power Technology Holdings, Ltd. (a)	48,435	265
China Solar Energy Holdings, Ltd. (a) (b) (c)	162,000	698
China Star Entertainment, Ltd. (a)	378,000	41,328
China Strategic Holdings, Ltd. (a)	3,402,500	22,087
China Ting Group Holdings, Ltd. (a)	318,550	14,659
China Tonghai International Financial, Ltd. (a)	180,000	15,136
Chinese Estates Holdings, Ltd.	68,000	73,504
Chinney Investment, Ltd.	8,000	2,605
Chow Sang Sang Holdings International, Ltd.	119,000	175,653
Chuang’s China Investments, Ltd.	511,500	31,624
Chuang’s Consortium International, Ltd.	382,357	75,467
CK Life Sciences International Holdings, Inc.	1,594,000	74,040
CNT Group, Ltd.	246,000	8,482
Common Splendor International Health Industry Group, Ltd. (a)	518,000	42,365
Continental Holdings, Ltd.	220,000	2,781
Convoy Global Holdings, Ltd. (a) (b) (c) (d)	1,314,000	5,252
Cosmopolitan International Holdings, Ltd. (a)	194,000	37,640
Cowell e Holdings, Inc.	120,000	13,982
CP Lotus Corp. (a)	1,750,000	15,644
Crocodile Garments	216,000	18,728
Cross-Harbour Holdings, Ltd. (The)	127,063	188,842
CSI Properties, Ltd.	2,574,023	102,047
CST Group, Ltd. (a)	8,984,000	26,342
Dah Sing Banking Group, Ltd.	172,671	304,915
Dah Sing Financial Holdings, Ltd.	66,260	326,588

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Dan Form Holdings Co., Ltd.	88,000	$38,599
Dickson Concepts International, Ltd.	131,000	63,897
Digital Domain Holdings, Ltd. (a)	2,520,000	33,179
Dingyi Group Investment, Ltd. (a)	185,000	13,679
DMX Technologies Group, Ltd. (a) (b) (c)	186,000	0
Dynamic Holdings, Ltd.	20,000	19,219
Eagle Nice International Holdings, Ltd.	120,000	42,796
EcoGreen International Group, Ltd.	118,800	23,857
eForce Holdings, Ltd. (a)	128,000	1,755
Elegance Optical International Holdings, Ltd. (a)	96,000	4,653
Emperor Capital Group, Ltd.	726,000	32,821
Emperor Entertainment Hotel, Ltd.	235,000	44,304
Emperor International Holdings, Ltd.	529,250	124,788
Emperor Watch & Jewellery, Ltd.	1,520,000	44,590
Enerchina Holdings, Ltd.	1,068,000	66,934
ENM Holdings, Ltd. (a)	556,000	49,997
Esprit Holdings, Ltd. (a)	833,950	165,567
Fairwood Holdings, Ltd.	26,500	88,711
Far East Consortium International, Ltd.	535,269	235,987
Far East Holdings International, Ltd. (a)	150,000	7,455
First Pacific Co., Ltd.	288,000	111,142
Freeman FinTech Corp., Ltd. (a)	180,000	8,440
Future Bright Holdings, Ltd.	156,000	16,228
Future World Financial Holdings, Ltd. (a)	12,575	83
G-Resources Group, Ltd. (a)	10,474,800	65,112
Get Nice Holdings, Ltd.	2,574,000	82,192
Giordano International, Ltd.	482,000	227,889
Global Brands Group Holding, Ltd. (a) (e)	1,260,000	56,804
Glorious Sun Enterprises, Ltd.	393,000	43,615
Gold Peak Industries Holdings, Ltd.	277,714	26,954
Gold-Finance Holdings, Ltd. (a) (b)	214,000	11,779
Golden Resources Development International, Ltd.	370,000	23,664
Good Resources Holdings, Ltd. (a)	420,000	10,460
GR Properties, Ltd. (a)	150,000	16,642
Great Eagle Holdings, Ltd.	39,571	169,055
Greentech Technology International, Ltd. (a)	360,000	3,589
Guoan International, Ltd. (a)	674,000	14,990
Haitong International Securities Group, Ltd.	513,562	161,730
Hang Lung Group, Ltd.	36,000	91,462
Hanison Construction Holdings, Ltd.	148,009	26,401
Hao Tian Development Group, Ltd. (a)	1,001,000	26,456
Harbour Centre Development, Ltd.	88,000	159,356
HKBN, Ltd.	203,500	308,063
HKR International, Ltd.	366,080	171,898
Hon Kwok Land Investment Co., Ltd.	140,000	64,779
Hong Kong Ferry Holdings Co., Ltd.	22,000	22,637
Hong Kong Finance Investment Holding Group, Ltd. (c)	262,000	32,121
Hong Kong International Construction Investment Management Group Co., Ltd.	98,000	30,194
Hong Kong Television Network, Ltd. (a)	165,000	58,868
Hongkong & Shanghai Hotels (The)	109,500	154,927
Hongkong Chinese, Ltd.	866,000	99,360
Hopewell Holdings, Ltd. (b)	81,500	358,317
Hsin Chong Group Holdings, Ltd. (a) (b) (d)	918,000	7,691
Huarong Investment Stock Corp., Ltd. (a)	175,000	8,282
Hung Hing Printing Group, Ltd.	252,000	36,049
Hutchison Telecommunications Hong Kong Holdings, Ltd.	526,000	195,772

Hong Kong—(Continued)
Imagi International Holdings, Ltd. (a)	90,112	18,331
International Housewares Retail Co., Ltd.	57,000	13,366
IPE Group, Ltd. (d)	285,000	36,760
IRC, Ltd. (a)	760,000	4,541
IT, Ltd.	220,000	115,484
ITC Properties Group, Ltd.	172,615	47,099
Jacobson Pharma Corp., Ltd.	44,000	9,639
Johnson Electric Holdings, Ltd.	106,875	217,108
Kader Holdings Co., Ltd.	224,000	23,743
Kam Hing International Holdings, Ltd.	196,000	15,268
Karrie International Holdings, Ltd.	140,000	18,787
Keck Seng Investments	72,000	45,297
Kerry Logistics Network, Ltd.	107,000	158,352
Kin Yat Holdings, Ltd.	46,000	7,565
Kingmaker Footwear Holdings, Ltd.	102,000	21,440
Kingston Financial Group, Ltd.	162,000	38,326
Kowloon Development Co., Ltd.	159,000	166,997
Kwan On Holdings, Ltd. (a)	50,000	3,173
Lai Sun Development Co., Ltd.	109,413	177,742
Lai Sun Garment International, Ltd.	99,760	141,826
Lam Soon Hong Kong, Ltd.	15,000	26,818
Landing International Development, Ltd. (a)	200,400	62,819
Landsea Green Group Co., Ltd. (a)	268,000	32,327
Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	60,500	22,366
Li & Fung, Ltd.	906,000	142,636
Lifestyle International Holdings, Ltd.	181,500	273,688
Lippo China Resources, Ltd.	2,106,000	42,620
Lippo, Ltd.	122,000	40,820
Liu Chong Hing Investment, Ltd.	86,000	133,313
LT Commercial Real Estate, Ltd. (a)	18,000	14,096
Luk Fook Holdings International, Ltd.	135,000	385,436
Luks Group Vietnam Holdings Co., Ltd.	68,000	16,960
Lung Kee Bermuda Holdings	90,000	39,470
Magnificent Hotel Investment, Ltd.	1,310,000	28,942
Man Wah Holdings, Ltd.	382,400	153,186
Mandarin Oriental International, Ltd.	40,000	81,300
Mason Group Holdings, Ltd. (a)	5,445,000	88,669
Matrix Holdings, Ltd. (d)	36,000	11,999
Meilleure Health International Industry Group, Ltd. (a)	288,000	13,924
Melco International Development, Ltd.	121,000	243,946
Midland Holdings, Ltd.	246,000	46,906
Ming Fai International Holdings, Ltd.	145,000	18,119
Miramar Hotel & Investment	19,000	36,929
Mongolian Mining Corp. (a)	661,000	13,310
Nameson Holdings, Ltd.	130,000	10,587
National Electronic Holdings, Ltd.	182,600	25,850
New Century Group Hong Kong, Ltd. (a)	912,000	14,338
New Times Energy Corp., Ltd. (a)	459,450	6,347
Newocean Energy Holdings, Ltd. (a)	398,000	128,804
Noble Century Investment Holdings, Ltd. (a)	384,000	34,416
OP Financial, Ltd.	240,000	89,732
Orange Sky Golden Harvest Entertainment Holdings, Ltd.	375,882	14,223
Oriental Watch Holdings	215,600	55,935
Pacific Andes International Holdings, Ltd. (a) (b) (d)	1,819,984	6,368
Pacific Basin Shipping, Ltd.	1,138,000	217,003
Pacific Textiles Holdings, Ltd.	240,000	213,121

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Paliburg Holdings, Ltd.	208,000	$81,132
Paradise Entertainment, Ltd. (a)	168,000	19,095
PC Partner Group, Ltd.	54,000	12,027
Perfect Shape Medical, Ltd.	108,000	29,134
Pico Far East Holdings, Ltd.	318,000	114,691
Playmates Holdings, Ltd.	460,000	59,929
Playmates Toys, Ltd.	236,000	22,311
Polytec Asset Holdings, Ltd.	580,900	50,247
Public Financial Holdings, Ltd.	166,000	68,195
PYI Corp., Ltd. (a)	2,140,366	31,098
Rare Earth Magnesium Technology Group Holdings, Ltd. (a)	500,000	19,842
Realord Group Holdings, Ltd. (a)	116,000	74,513
Regal Hotels International Holdings, Ltd.	126,000	84,051
Regina Miracle International Holdings, Ltd.	25,000	19,775
Sa Sa International Holdings, Ltd.	271,844	101,956
Samson Holding, Ltd.	146,000	10,059
SAS Dragon Holdings, Ltd.	140,000	42,309
SEA Holdings, Ltd.	103,896	116,581
Shun Ho Property Investments, Ltd.	21,615	7,205
Shun Tak Holdings, Ltd.	659,500	206,307
Silver Base Group Holdings, Ltd. (a)	474,000	27,818
Sincere Watch Hong Kong, Ltd. (a)	250,000	2,429
Sing Tao News Corp., Ltd.	276,000	31,279
Singamas Container Holdings, Ltd.	724,000	96,892
SIS International Holdings	16,000	8,275
Sitoy Group Holdings, Ltd.	111,000	25,638
SmarTone Telecommunications Holdings, Ltd.	142,388	157,869
SOCAM Development, Ltd. (a)	41,987	10,176
Solartech International Holdings, Ltd. (a)	660,000	6,723
Solomon Systech International, Ltd. (a)	920,000	23,424
Soundwill Holdings, Ltd.	41,500	56,948
South China Holdings Co., Ltd. (a)	1,240,000	30,404
Stella International Holdings, Ltd.	161,500	191,936
Success Universe Group, Ltd. (a)	240,000	7,540
Summit Ascent Holdings, Ltd. (a)	126,000	15,937
Sun Hing Vision Group Holdings, Ltd.	42,000	14,053
Sun Hung Kai & Co., Ltd.	270,440	127,414
SUNeVision Holdings, Ltd.	24,000	14,238
Synergy Group Holdings International, Ltd. (a)	112,000	16,833
TAI Cheung Holdings, Ltd.	206,000	201,125
Tai United Holdings, Ltd. (e)	200,000	7,232
Talent Property Group, Ltd. (a)	420,000	3,218
Tan Chong International, Ltd.	63,000	18,907
Tao Heung Holdings, Ltd.	204,000	34,076
Television Broadcasts, Ltd.	123,500	232,901
Texwinca Holdings, Ltd.	300,000	97,881
TK Group Holdings, Ltd.	62,000	31,991
Tom Group, Ltd. (a)	118,000	28,731
Town Health International Medical Group, Ltd. (a) (b) (c) (d)	230,000	20,267
Tradelink Electronic Commerce, Ltd.	256,000	37,872
Transport International Holdings, Ltd.	99,764	274,831
Trinity, Ltd. (a)	466,000	20,096
TSC Group Holdings, Ltd. (a)	216,000	13,132
Tsui Wah Holdings, Ltd.	136,000	12,630
Union Medical Healthcare, Ltd.	32,000	20,476
United Laboratories International Holdings, Ltd. (The)	241,000	128,256
Universal Technologies Holdings, Ltd. (a)	120,000	3,984

Hong Kong—(Continued)
Up Energy Development Group, Ltd. (a) (b) (c) (d)	92,000	284
Upbest Group, Ltd.	16,000	2,086
Value Convergence Holdings, Ltd. (a)	204,000	12,980
Value Partners Group, Ltd.	206,000	141,514
Valuetronics Holdings, Ltd.	89,790	43,154
Vedan International Holdings, Ltd.	296,000	26,461
Victory City International Holdings, Ltd.	839,449	10,996
Vitasoy International Holdings, Ltd.	178,000	675,264
VPower Group International Holdings, Ltd.	78,000	32,269
VSTECS Holdings, Ltd.	307,200	148,161
VTech Holdings, Ltd.	30,800	254,606
Wai Kee Holdings, Ltd.	54,000	27,160
Wan Kei Group Holdings, Ltd. (a)	75,000	7,244
Wang On Group, Ltd.	1,200,000	14,525
We Solutions, Ltd. (a) (b)	348,000	22,056
Win Hanverky Holdings, Ltd.	332,000	32,629
Winfull Group Holdings, Ltd.	528,000	7,270
Wing On Co. International, Ltd.	46,000	148,487
Wing Tai Properties, Ltd.	232,000	159,561
Wonderful Sky Financial Group Holdings, Ltd. (a)	44,000	5,607
Yat Sing Holdings, Ltd. (a)	410,000	11,472
Yeebo International Holdings, Ltd.	158,000	20,929
YGM Trading, Ltd.	46,000	41,154
YT Realty Group, Ltd.	43,002	13,729
YTO Express Holdings, Ltd.	18,000	7,701
Yugang International, Ltd.	1,466,000	29,301
Yunfeng Financial Group, Ltd. (a)	82,000	48,646

		16,778,620

Ireland—0.4%
C&C Group plc	95,793	299,066
Datalex plc	4,783	13,045
FBD Holdings plc	10,350	97,691
Glanbia plc	33,226	622,596
Greencore Group plc (e)	314,156	712,672
Hostelworld Group plc	2,650	6,782
IFG Group plc (a)	44,002	72,701
Independent News & Media plc (a)	35,056	2,395
Irish Continental Group plc	22,664	109,652
Kingspan Group plc	3,636	155,732
Permanent TSB Group Holdings plc (a)	6,751	11,703
Smurfit Kappa Group plc	6,811	180,875
Tarsus Group plc	6,437	22,159
UDG Healthcare plc	22,358	169,570

		2,476,639

Isle of Man—0.0%
Hansard Global plc	2,566	1,505
Strix Group plc	20,405	36,626

		38,131

Israel—1.1%
Adgar Investment and Development, Ltd.	7,358	10,246
ADO Group, Ltd. (a)	3,904	74,175
Afcon Holdings, Ltd.	699	32,759

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Africa Israel Properties, Ltd. (a)	4,653	$104,454
Africa Israel Residences, Ltd.	880	12,597
Airport City, Ltd. (a)	30,492	374,660
Allot Communications, Ltd. (a)	10,216	61,398
Alony Hetz Properties & Investments, Ltd.	8,335	77,826
Alrov Properties and Lodgings, Ltd.	3,141	95,188
Amot Investments, Ltd.	25,066	121,659
Arad, Ltd.	1,152	12,188
Arko Holdings, Ltd. (a)	99,131	46,755
Ashtrom Group, Ltd.	3,487	15,936
Ashtrom Properties, Ltd.	8,909	36,771
AudioCodes, Ltd.	6,872	68,229
Avgol Industries 1953, Ltd.	18,498	18,719
Azorim-Investment Development & Construction Co., Ltd. (a)	23,712	20,774
Bayside Land Corp.	205	87,072
Bet Shemesh Engines Holdings, Ltd.	1,262	29,000
Big Shopping Centers, Ltd.	1,031	57,848
BioLine RX, Ltd. (a)	16,296	7,233
Blue Square Real Estate, Ltd.	1,222	38,447
Brainsway, Ltd. (a)	2,193	12,608
Camtek, Ltd.	3,606	24,219
Cellcom Israel, Ltd. (a)	13,058	77,308
Ceragon Networks, Ltd. (a)	14,799	55,940
Clal Biotechnology Industries, Ltd. (a)	17,579	12,811
Clal Insurance Enterprises Holdings, Ltd. (a)	7,114	100,422
Cohen Development & Industrial Buildings, Ltd.	305	7,064
Compugen, Ltd. (a)	14,846	33,726
Danel Adir Yeoshua, Ltd.	1,023	49,802
Delek Automotive Systems, Ltd.	10,535	41,498
Delta-Galil Industries, Ltd.	4,030	99,760
Dexia Israel Bank, Ltd.	150	27,223
Direct Insurance Financial Investments, Ltd.	4,805	54,070
Dor Alon Energy in Israel, Ltd.	766	10,615
El Al Israel Airlines (a)	77,291	24,504
Electra Consumer Products 1970, Ltd.	1,236	13,974
Electra Real Estate, Ltd. (a)	4,280	12,424
Electra, Ltd.	652	156,753
Elron Electronic Industries, Ltd. (a)	7,585	16,880
Energix-Renewable Energies, Ltd. (a)	36,656	46,808
Enlight Renewable Energy, Ltd. (a)	95,911	45,243
Evogene, Ltd. (a)	5,090	10,588
First International Bank of Israel, Ltd.	8,385	175,703
FMS Enterprises Migun, Ltd.	910	24,098
Formula Systems 1985, Ltd.	2,591	96,527
Fox Wizel, Ltd.	2,272	51,607
Gilat Satellite Networks, Ltd. (a)	7,707	71,435
Hadera Paper, Ltd.	1,104	77,705
Hamlet Israel-Canada, Ltd.	1,610	28,465
Harel Insurance Investments & Financial Services, Ltd.	43,597	285,601
Hilan, Ltd.	3,869	90,906
IDI Insurance Co., Ltd.	1,637	84,012
Industrial Buildings Corp., Ltd. (a)	39,465	55,000
Inrom Construction Industries, Ltd.	12,422	36,174
Israel Canada T.R., Ltd.	12,271	8,281
Israel Land Development Co., Ltd. (The) (a)	3,950	27,223
Isras Investment Co., Ltd.	310	33,057
Issta Lines, Ltd.	550	7,833

Israel—(Continued)
Jerusalem Oil Exploration (a)	4,199	237,128
Kamada, Ltd. (a)	11,729	58,479
Kerur Holdings, Ltd. (a)	1,544	37,922
Klil Industries, Ltd.	175	10,890
Maabarot Products, Ltd.	3,435	38,935
Magic Software Enterprises, Ltd.	9,462	72,312
Matrix IT, Ltd.	10,787	119,674
Maytronics, Ltd.	12,073	69,064
Mediterranean Towers, Ltd.	731	1,239
Mega Or Holdings, Ltd.	4,941	51,761
Meitav Dash Investments, Ltd.	5,193	13,901
Melisron, Ltd.	4,351	181,604
Menora Mivtachim Holdings, Ltd.	11,310	120,451
Migdal Insurance & Financial Holding, Ltd.	55,471	47,106
Mivtach Shamir Holdings, Ltd.	1,401	21,261
Naphtha Israel Petroleum Corp., Ltd. (a)	14,775	94,429
Nawi Brothers, Ltd.	4,888	24,779
Neto ME Holdings, Ltd. (a)	788	65,179
Nova Measuring Instruments, Ltd. (a) (d)	8,789	199,012
NR Spuntech Industries, Ltd.	3,848	11,119
Oil Refineries, Ltd.	418,554	199,771
One Software Technologies, Ltd.	555	18,545
OPC Energy, Ltd.	3,627	18,534
Partner Communications Co., Ltd. (a)	24,190	118,499
Paz Oil Co., Ltd.	1,481	223,524
Perion Network, Ltd. (a)	1,082	2,737
Phoenix Holdings, Ltd. (The)	20,176	102,230
Plasson Industries, Ltd.	1,729	75,661
Rami Levi Chain Stores Hashikma Marketing, Ltd.	1,803	92,639
Redhill Biopharma, Ltd. (a)	52,754	29,017
Scope Metals Group, Ltd.	1,419	34,850
Shapir Engineering & Industry, Ltd.	15,962	49,220
Shikun & Binui, Ltd. (a)	73,332	124,661
Shufersal, Ltd.	28,920	189,445
Summit Real Estate Holdings, Ltd.	4,127	34,030
Suny Cellular Communication, Ltd. (a)	16,495	7,721
Tadiran Holdings, Ltd.	568	12,123
Union Bank of Israel (a)	7,545	30,258
YH Dimri Construction & Development, Ltd.	663	8,898

		6,340,409

Italy—4.0%
A/S Roma S.p.A. (a)	31,585	17,800
A2A S.p.A.	481,411	865,964
ACEA S.p.A.	23,394	322,134
Aeffe S.p.A. (a)	11,359	30,534
Amplifon S.p.A.	30,504	493,982
Anima Holding S.p.A.	58,335	215,385
Ansaldo STS S.p.A. (a)	17,665	256,939
Aquafil S.p.A.	3,537	36,401
Arnoldo Mondadori Editore S.p.A. (a)	63,913	125,099
Ascopiave S.p.A.	28,294	100,871
Astaldi S.p.A. (a) (e)	20,559	12,208
Autogrill S.p.A.	41,121	346,320
Avio S.p.A.	2,974	37,999
Azimut Holding S.p.A. (e)	39,680	434,799

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
B&C Speakers S.p.A.	1,431	$17,383
Banca Carige S.p.A. (a)	156,432	269
Banca Farmafactoring S.p.A.	23,945	124,377
Banca Finnat Euramerica S.p.A.	50,851	18,532
Banca Generali S.p.A.	18,858	390,914
Banca IFIS S.p.A.	7,714	135,998
Banca Mediolanum S.p.A.	51,915	302,930
Banca Popolare dell’Emilia Romagna SC (e)	202,667	781,569
Banca Popolare di Sondrio Scarl	173,614	522,783
Banca Profilo S.p.A.	117,883	24,025
Banca Sistema S.p.A.	9,271	15,255
Banco BPM S.p.A. (a) (e)	390,373	880,924
Banco di Desio e della Brianza S.p.A.	20,306	40,195
BasicNet S.p.A.	7,658	38,878
BE	29,207	29,460
Biesse S.p.A.	6,021	118,498
Brembo S.p.A.	45,165	459,238
Brunello Cucinelli S.p.A.	8,151	280,138
Buzzi Unicem S.p.A.	27,815	479,035
Cairo Communication S.p.A.	24,474	96,072
Cementir Holding S.p.A.	21,979	129,473
Cerved Group S.p.A.	48,374	396,674
CIR-Compagnie Industriali Riunite S.p.A.	157,057	166,910
Credito Emiliano S.p.A.	35,381	204,001
Credito Valtellinese S.p.A. (a)	2,927,424	246,667
d’Amico International Shipping S.A. (a)	60,320	8,500
Danieli & C Officine Meccaniche S.p.A.	4,846	84,828
Datalogic S.p.A.	8,028	188,017
De’Longhi S.p.A.	16,896	427,902
DeA Capital S.p.A.	18,071	25,876
DiaSorin S.p.A.	6,863	556,068
Digital Bros S.p.A.	1,166	5,623
Emak S.p.A.	16,360	23,430
Enav S.p.A.	45,852	222,879
ERG S.p.A.	21,603	407,543
Esprinet S.p.A.	14,507	58,744
Eurotech S.p.A. (a)	13,076	48,433
Falck Renewables S.p.A.	34,815	93,362
Fila S.p.A. (e)	4,557	70,482
Fincantieri S.p.A. (a)	93,136	98,121
FinecoBank Banca Fineco S.p.A.	46,546	468,396
FNM S.p.A.	55,327	31,448
Geox S.p.A. (e)	34,378	46,163
Gruppo Editoriale L’Espresso S.p.A. (a) (e)	52,528	20,849
Gruppo MutuiOnline S.p.A.	6,461	117,228
Hera S.p.A.	231,619	705,483
IMMSI S.p.A. (a)	100,436	46,547
Industria Macchine Automatiche S.p.A.	5,461	341,485
Infrastrutture Wireless Italiane S.p.A.	21,062	143,982
Intek Group S.p.A. (a)	80,757	28,696
Interpump Group S.p.A.	22,700	674,945
Iren S.p.A.	231,134	554,598
Italgas S.p.A.	119,302	681,945
Italmobiliare S.p.A.	3,185	66,954
IVS Group S.A.	1,749	22,164
Juventus Football Club S.p.A. (a) (e)	147,435	178,809
La Doria S.p.A.	3,877	35,154

Italy—(Continued)
Leonardo S.p.A.	39,767	350,035
Maire Tecnimont S.p.A.	35,567	131,402
MARR S.p.A.	13,428	316,997
Massimo Zanetti Beverage Group S.p.A.	1,925	12,673
Mediaset S.p.A. (a) (e)	192,042	606,016
Nice S.p.A.	9,890	39,555
Openjobmetis S.p.A. agenzia per il lavoro (a)	1,209	11,076
OVS S.p.A. (a) (e)	23,352	29,386
Parmalat S.p.A.	13,351	43,599
Piaggio & C S.p.A.	71,430	149,617
Prima Industrie S.p.A.	1,853	36,532
Prysmian S.p.A.	4,104	79,576
RAI Way S.p.A.	12,094	60,024
Reno de Medici S.p.A.	46,743	33,103
Reply S.p.A.	6,572	332,483
Retelit S.p.A.	36,769	57,417
Rizzoli Corriere Della Sera Mediagroup S.p.A. (a)	31,972	42,223
Sabaf S.p.A.	3,059	52,121
SAES Getters S.p.A.	1,416	29,456
Safilo Group S.p.A. (a)	12,212	9,797
Saipem S.p.A. (a)	186,651	695,991
Salini Impregilo S.p.A. (e)	70,140	113,831
Salvatore Ferragamo S.p.A.	16,352	331,879
Saras S.p.A.	134,526	260,168
Servizi Italia S.p.A.	1,701	6,117
Sesa S.p.A.	1,672	44,458
Societa Cattolica di Assicurazioni SC	61,974	503,614
Societa Iniziative Autostradali e Servizi S.p.A.	25,981	358,307
Sogefi S.p.A. (a)	24,822	40,719
SOL S.p.A.	11,001	137,070
Tamburi Investment Partners S.p.A.	25,760	169,176
Technogym S.p.A.	15,679	167,835
Tiscali S.p.A. (a) (e)	802,477	12,936
Tod’s S.p.A.	3,954	186,766
Trevi Finanziaria Industriale S.p.A. (a)	31,414	10,836
TXT e-solutions S.p.A.	980	9,197
Uni Land S.p.A. (a) (b) (c) (d)	4,937	0
Unieuro S.p.A. (a)	902	9,972
Unione di Banche Italiane S.p.A.	325,151	941,308
Unipol Gruppo Finanziario S.p.A.	126,457	509,950
UnipolSai Assicurazioni S.p.A.	127,672	288,691
Zignago Vetro S.p.A.	11,476	111,672

		23,014,868

Japan—24.3%
77 Bank, Ltd. (The)	12,800	220,643
A&A Material Corp.	1,200	9,726
A&D Co., Ltd.	3,000	17,665
A/S One Corp.	2,300	158,378
Abist Co., Ltd.	600	16,762
Achilles Corp.	6,500	109,733
Ad-sol Nissin Corp.	900	13,657
Adastria Co., Ltd.	9,240	156,799
ADEKA Corp.	34,600	500,052
Adtec Plasma Technology Co., Ltd.	600	4,321
Advan Co., Ltd.	6,700	55,698

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Advance Create Co., Ltd.	800	$12,470
Advanex, Inc.	900	9,907
Advantage Risk Management Co., Ltd.	1,300	10,437
Adventure, Inc.	600	35,966
Aeon Delight Co., Ltd.	4,300	142,940
Aeon Fantasy Co., Ltd.	2,400	58,488
Aeon Hokkaido Corp.	2,600	18,502
Aeria, Inc.	2,200	9,411
Agro-Kanesho Co., Ltd.	1,600	32,537
Ahresty Corp.	9,200	52,416
Ai Holdings Corp. (e)	12,200	214,042
Aichi Bank, Ltd. (The)	2,600	88,960
Aichi Corp.	10,800	57,240
Aichi Steel Corp.	4,300	135,286
Aichi Tokei Denki Co., Ltd.	1,900	66,499
Aida Engineering, Ltd.	20,700	134,476
Aiful Corp. (a)	68,800	163,853
Aiphone Co., Ltd.	4,600	70,564
Airport Facilities Co., Ltd.	7,500	35,090
Aisan Industry Co., Ltd.	10,400	70,943
AIT Corp.	900	7,514
Aizawa Securities Co., Ltd.	13,800	83,982
Akatsuki, Inc.	500	22,836
Akebono Brake Industry Co., Ltd. (a) (e)	32,600	54,704
Akita Bank, Ltd. (The)	6,200	122,921
Albis Co., Ltd.	800	17,623
Alconix Corp.	6,400	62,487
Alinco, Inc.	5,800	50,304
Allied Telesis Holdings KK (a)	13,900	10,865
Alpen Co., Ltd. (e)	7,000	107,163
Alpha Corp.	2,200	23,215
Alpha Systems, Inc.	3,140	71,961
Alpine Electronics, Inc. (a) (d) (e)	16,600	219,879
Alps Logistics Co., Ltd.	6,000	45,959
Altech Corp.	5,200	78,387
Amano Corp.	19,600	376,155
Amiyaki Tei Co., Ltd.	1,100	36,883
Amuse, Inc.	3,600	77,155
Anabuki Kosan, Inc.	400	10,021
Anest Iwata Corp.	10,400	93,805
Anicom Holdings, Inc.	3,400	112,601
AOI Electronics Co., Ltd.	1,100	24,941
AOI TYO Holdings, Inc.	6,428	45,928
AOKI Holdings, Inc.	15,900	188,185
Aomori Bank, Ltd. (The)	6,900	174,248
Aoyama Trading Co., Ltd.	14,500	346,223
Aoyama Zaisan Networks Co., Ltd.	1,400	15,968
Apaman Co., Ltd.	2,100	13,415
Arakawa Chemical Industries, Ltd.	6,600	78,583
Arata Corp.	4,200	166,037
Araya Industrial Co., Ltd.	2,600	35,798
Arcland Sakamoto Co., Ltd.	10,600	129,354
Arcland Service Holdings Co., Ltd.	2,800	55,230
Arcs Co., Ltd.	13,364	299,493
Ardepro Co., Ltd. (a)	18,900	7,331
Arealink Co., Ltd.	1,400	14,731
Argo Graphics, Inc.	2,800	96,630

Japan—(Continued)
Arisawa Manufacturing Co., Ltd.	14,300	94,980
Arrk Corp. (a)	22,600	15,505
Artnature, Inc.	5,000	29,118
Asahi Broadcasting Corp.	2,400	15,763
Asahi Co., Ltd.	4,500	56,632
Asahi Diamond Industrial Co., Ltd.	21,200	116,989
Asahi Holdings, Inc.	9,000	183,989
Asahi Kogyosha Co., Ltd.	1,700	50,976
Asahi Net, Inc.	5,000	22,234
Asahi Printing Co., Ltd.	400	3,719
ASAHI YUKIZAI Corp.	5,000	65,867
Asahipen Corp.	400	6,409
Asanuma Corp.	2,400	59,531
Asax Co., Ltd.	5,400	27,058
Ashimori Industry Co., Ltd.	1,600	19,716
ASKA Pharmaceutical Co., Ltd.	7,500	75,248
Asukanet Co., Ltd.	1,300	15,130
Asunaro Aoki Construction Co., Ltd.	5,800	49,671
Ateam, Inc.	1,300	17,321
Atom Corp.	14,300	123,666
Atrae, Inc. (a)	700	15,063
Atsugi Co., Ltd.	6,100	52,990
Aucnet, Inc.	700	6,259
Autobacs Seven Co., Ltd.	22,700	377,724
Avex, Inc.	12,000	153,519
Awa Bank, Ltd. (The)	14,600	379,892
Axell Corp.	3,800	15,578
Axial Retailing, Inc.	5,100	170,522
Azia Co., Ltd.	1,500	14,791
Bando Chemical Industries, Ltd.	15,400	144,985
Bank of Iwate, Ltd. (The)	6,000	193,985
Bank of Kochi, Ltd. (The)	1,600	11,076
Bank of Nagoya, Ltd. (The)	5,400	161,917
Bank of Okinawa, Ltd. (The)	9,160	263,658
Bank of Saga, Ltd. (The)	6,100	97,911
Bank of the Ryukyus, Ltd.	15,800	162,636
Baroque Japan, Ltd.	1,100	9,276
BayCurrent Consulting, Inc.	2,900	60,097
Beenos, Inc.	1,400	15,599
Belc Co., Ltd.	2,800	131,245
Bell System24 Holdings, Inc.	6,100	71,006
Belluna Co., Ltd.	13,800	124,314
Bengo4.com, Inc. (a)	1,200	34,686
Billing System Corp.	500	18,415
Biofermin Pharmaceutical Co., Ltd.	500	11,487
BML, Inc.	7,600	194,052
Bookoff Group Holdings, Ltd.	4,700	32,237
Bourbon Corp.	600	10,395
BP Castrol KK	2,600	28,754
Br Holdings Corp.	4,000	11,541
BrainPad, Inc. (a)	1,100	53,945
Broadleaf Co., Ltd. (e)	20,400	98,485
BRONCO BILLY Co., Ltd.	2,400	59,424
Bull-Dog Sauce Co., Ltd.	600	11,015
Bunka Shutter Co., Ltd.	19,000	123,334
C Uyemura & Co., Ltd.	2,800	159,181
C.I. Takiron Corp.	18,000	95,365

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
CAC Holdings Corp.	6,200	$52,903
Can Do Co., Ltd.	3,500	51,255
Canare Electric Co., Ltd.	800	12,349
Canon Electronics, Inc.	7,400	128,940
Capital Asset Planning, Inc.	400	8,460
Career Design Center Co., Ltd.	1,600	15,587
CareerIndex, Inc.	1,600	21,660
Carlit Holdings Co., Ltd.	7,300	48,163
Cawachi, Ltd.	5,700	93,735
Central Automotive Products, Ltd.	800	10,641
Central Glass Co., Ltd.	15,000	299,416
Central Security Patrols Co., Ltd.	1,600	71,483
Central Sports Co., Ltd.	1,600	50,648
Ceres, Inc.	1,100	16,790
Charm Care Corp.	1,600	17,299
Chiba Kogyo Bank, Ltd. (The)	16,000	52,539
Chikaranomoto Holdings Co., Ltd.	1,000	6,534
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	30,911
CHIMNEY Co., Ltd.	1,400	31,084
Chino Corp.	2,700	30,231
Chiyoda Co., Ltd.	5,800	93,132
Chiyoda Corp.	6,000	16,795
Chiyoda Integre Co., Ltd.	4,600	82,423
Chofu Seisakusho Co., Ltd.	5,700	107,807
Chori Co., Ltd.	5,000	75,738
Chubu Shiryo Co., Ltd.	7,900	87,366
Chudenko Corp.	8,600	182,663
Chuetsu Pulp & Paper Co., Ltd.	3,500	44,128
Chugai Mining Co., Ltd. (a)	68,200	9,382
Chugai Ro Co., Ltd.	2,900	53,934
Chugoku Bank, Ltd. (The)	2,200	18,479
Chugoku Marine Paints, Ltd.	22,000	180,081
Chukyo Bank, Ltd. (The)	3,900	75,740
Chuo Gyorui Co., Ltd.	200	5,063
Chuo Spring Co., Ltd.	1,400	42,349
Ci:z Holdings Co., Ltd.	4,600	247,022
Citizen Watch Co., Ltd.	47,700	236,674
CKD Corp.	17,300	144,915
Clarion Co., Ltd.	6,800	154,709
Cleanup Corp.	7,300	42,357
CMIC Holdings Co., Ltd.	3,900	60,774
CMK Corp.	18,200	100,665
Cocokara fine, Inc.	5,700	277,337
COLOPL, Inc.	11,000	75,944
Colowide Co., Ltd.	14,200	298,673
Computer Engineering & Consulting, Ltd.	9,600	158,503
Computer Institute of Japan, Ltd.	2,000	13,010
Comture Corp.	1,900	41,438
CONEXIO Corp.	4,600	57,159
COOKPAD, Inc. (a)	6,300	17,210
Corona Corp.	5,600	54,612
Cosel Co., Ltd.	9,900	84,334
Cosmo Energy Holdings Co., Ltd.	3,200	65,137
Cosmos Initia Co., Ltd.	3,500	17,980
Cota Co., Ltd.	1,600	21,134
Create Medic Co., Ltd.	1,800	16,466
Create Restaurants Holdings, Inc.	9,500	100,978

Japan—(Continued)
Create SD Holdings Co., Ltd.	6,000	142,907
Creek & River Co., Ltd.	1,300	11,146
Cresco, Ltd.	2,000	52,575
CTI Engineering Co., Ltd.	4,800	68,247
CTS Co., Ltd.	2,800	16,513
Cube System, Inc.	1,700	9,293
Cyberstep, Inc. (a)	1,200	10,848
Cybozu, Inc.	6,400	38,865
Dai Nippon Toryo Co., Ltd.	9,400	83,221
Dai-Dan Co., Ltd.	6,000	130,001
Dai-ichi Seiko Co., Ltd.	3,100	31,703
Daibiru Corp.	19,800	194,529
Daido Kogyo Co., Ltd.	2,000	15,816
Daido Metal Co., Ltd.	11,200	79,676
Daido Steel Co., Ltd.	2,100	81,887
Daidoh, Ltd.	10,800	29,878
Daihatsu Diesel Manufacturing Co., Ltd.	9,000	58,729
Daihen Corp.	7,200	143,498
Daiho Corp.	5,000	160,650
Daiichi Jitsugyo Co., Ltd.	2,800	89,501
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	5,000	36,255
Daiken Corp.	4,800	87,405
Daiken Medical Co., Ltd.	4,400	24,325
Daiki Aluminium Industry Co., Ltd.	9,000	46,167
Daiko Denshi Tsushin, Ltd.	1,300	6,304
Daikoku Denki Co., Ltd.	2,700	36,623
Daikokutenbussan Co., Ltd.	1,900	70,949
Daikyonishikawa Corp.	5,200	50,607
Dainichi Co., Ltd.	4,100	24,188
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	5,000	125,114
Daio Paper Corp.	15,800	181,633
Daiseki Co., Ltd.	10,700	220,066
Daiseki Eco. Solution Co., Ltd.	2,400	12,602
Daishi Hokuetsu Financial Group, Inc.	15,100	420,387
Daishinku Corp.	2,600	20,469
Daisue Construction Co., Ltd.	2,300	20,390
Daisyo Corp.	2,200	30,769
Daito Bank, Ltd. (The)	5,200	29,171
Daito Pharmaceutical Co., Ltd.	3,960	107,528
Daitron Co., Ltd.	800	8,904
Daiwa Industries, Ltd.	11,000	112,075
Daiwabo Holdings Co., Ltd.	6,100	285,426
Daiyu Lic Holdings Co., Ltd.	1,300	10,554
DCM Holdings Co., Ltd.	37,900	397,644
DD Holdings Co., Ltd.	600	11,022
Dear Life Co., Ltd.	4,700	18,089
Denki Kogyo Co., Ltd.	4,200	91,606
Densan System Co., Ltd.	1,000	20,855
Denyo Co., Ltd.	4,800	58,400
Descente, Ltd.	13,700	223,031
Dexerials Corp.	7,800	57,799
Digital Arts, Inc.	2,600	143,313
Digital Information Technologies Corp.	1,300	15,230
Dip Corp.	6,900	114,103
DKS Co., Ltd.	3,600	90,518
DMG Mori Co., Ltd. (e)	17,900	199,782
DMW Corp.	700	13,585

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Doshisha Co., Ltd.	8,200	$131,238
Doutor Nichires Holdings Co., Ltd.	11,500	211,251
Dowa Holdings Co., Ltd.	5,900	176,094
Dream Incubator, Inc.	600	6,631
DSB Co., Ltd.	5,300	18,645
DTS Corp.	6,600	209,448
Duskin Co., Ltd.	13,700	299,404
DyDo Group Holdings, Inc.	2,700	141,990
Dynic Corp.	3,200	20,959
E-Guardian, Inc.	2,400	45,216
Eagle Industry Co., Ltd.	7,800	91,351
Earth Corp.	300	13,726
EAT&Co, Ltd.	1,400	19,223
Ebara Jitsugyo Co., Ltd.	2,500	41,292
Eco’s Co., Ltd.	800	14,757
EDION Corp.	28,900	283,971
EF-ON, Inc.	1,200	9,222
eGuarantee, Inc.	4,800	42,667
Ehime Bank, Ltd. (The)	11,400	112,250
Eidai Co., Ltd.	10,000	38,450
Eighteenth Bank, Ltd. (The)	7,000	156,839
Eiken Chemical Co., Ltd.	9,200	202,748
Eizo Corp.	6,300	232,411
Elan Corp.	1,200	14,857
Elecom Co., Ltd.	5,100	129,465
Elematec Corp.	4,000	70,344
EM Systems Co., Ltd.	3,600	33,184
Endo Lighting Corp.	2,600	16,847
Enigmo, Inc. (a)	1,300	24,213
Enplas Corp.	3,400	83,924
Enshu, Ltd. (a)	2,300	20,490
EPS Holdings, Inc.	7,900	119,280
eRex Co., Ltd.	6,100	31,449
ES-Con Japan, Ltd.	4,900	28,644
Escrow Agent Japan, Inc.	5,100	16,155
ESPEC Corp.	7,100	122,300
Excel Co., Ltd.	2,500	45,158
Exedy Corp.	11,600	283,324
Extreme Co., Ltd.	700	19,952
F-Tech, Inc.	3,600	30,241
F@N Communications, Inc.	9,600	47,195
Faith, Inc.	2,680	20,387
FALCO HOLDINGS Co., Ltd.	3,100	41,888
FCC Co., Ltd.	12,600	297,761
FDK Corp. (a) (e)	2,500	20,757
Feed One Co., Ltd.	41,380	67,520
Ferrotec Holdings Corp.	10,400	75,181
FFRI, Inc. (a)	1,000	24,718
FIDEA Holdings Co., Ltd.	62,510	76,577
Fields Corp.	6,000	41,956
Financial Products Group Co., Ltd.	20,000	206,792
FINDEX, Inc.	3,900	18,936
First Brothers Co., Ltd.	900	10,095
First Juken Co., Ltd.	3,400	36,915
First-corp, Inc.	1,600	10,401
Fixstars Corp.	2,700	24,428
Foster Electric Co., Ltd.	8,800	100,917

Japan—(Continued)
France Bed Holdings Co., Ltd.	9,300	75,967
Freebit Co., Ltd.	2,100	14,189
Freund Corp.	2,400	17,851
Fronteo, Inc. (a)	3,100	18,699
FTGroup Co., Ltd.	1,500	19,207
Fudo Tetra Corp.	6,030	93,684
Fuji Co., Ltd.	6,700	113,915
Fuji Corp.	12,100	141,357
Fuji Corp., Ltd.	8,600	64,311
Fuji Kyuko Co., Ltd.	6,500	190,183
Fuji Oil Co., Ltd.	21,100	56,940
Fuji Pharma Co., Ltd.	4,600	74,574
Fuji Seal International, Inc.	6,400	224,081
Fuji Soft, Inc.	7,300	274,512
Fujibo Holdings, Inc.	3,700	82,714
Fujicco Co., Ltd.	7,100	153,982
Fujikura Kasei Co., Ltd.	9,500	51,323
Fujikura Rubber, Ltd.	5,800	23,749
Fujikura, Ltd.	69,700	275,884
Fujimi, Inc.	3,700	70,669
Fujimori Kogyo Co., Ltd.	4,800	128,565
Fujio Food System Co., Ltd.	600	10,149
Fujisash Co., Ltd.	24,500	17,049
Fujishoji Co., Ltd.	1,300	11,143
Fujita Kanko, Inc.	800	20,129
Fujitec Co., Ltd.	19,500	207,657
Fujitsu Frontech, Ltd.	4,500	43,379
Fujitsu General, Ltd.	11,500	148,479
Fujiya Co., Ltd.	1,200	25,073
FuKoKu Co., Ltd.	5,100	40,286
Fukuda Corp.	1,600	58,979
Fukui Bank, Ltd. (The)	9,200	132,952
Fukui Computer Holdings, Inc.	1,300	16,232
Fukushima Bank, Ltd. (The) (a)	11,200	40,696
Fukushima Industries Corp.	4,200	135,376
Fukuyama Transporting Co., Ltd.	7,700	295,797
FULLCAST Holdings Co., Ltd.	4,300	70,836
Fumakilla, Ltd.	2,500	26,080
Funai Electric Co., Ltd. (a) (e)	7,900	38,226
Funai Soken Holdings, Inc.	10,770	162,549
Furukawa Battery Co., Ltd. (The)	5,000	30,169
Furukawa Co., Ltd.	10,500	119,100
Furukawa Electric Co., Ltd.	2,000	49,766
Furuno Electric Co., Ltd.	10,500	112,398
Furusato Industries, Ltd.	3,700	54,832
Furuya Metal Co., Ltd.	400	18,078
Fuso Chemical Co., Ltd.	4,000	71,233
Fuso Pharmaceutical Industries, Ltd.	2,600	60,810
Futaba Corp.	10,200	146,048
Futaba Industrial Co., Ltd.	19,600	97,815
Future Corp.	8,400	114,733
Fuyo General Lease Co., Ltd.	5,600	282,944
G-7 Holdings, Inc.	500	10,149
G-Tekt Corp.	7,700	101,455
Gakken Holdings Co., Ltd.	1,600	62,475
Gakkyusha Co., Ltd.	700	9,409
Gakujo Co., Ltd.	1,700	18,720

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Gecoss Corp.	4,600	$42,744
Genki Sushi Co., Ltd.	1,600	64,750
Genky DrugStores Co., Ltd.	2,400	64,334
Geo Holdings Corp.	12,300	185,864
Giken, Ltd.	2,800	89,017
GLOBERIDE, Inc.	3,500	83,060
Glory, Ltd.	7,900	177,011
GMO Click Holdings, Inc.	1,800	9,223
GMO Cloud K.K.	700	19,448
GMO internet, Inc.	16,700	220,186
Godo Steel, Ltd.	4,100	59,298
Goldcrest Co., Ltd.	7,230	103,873
Golf Digest Online, Inc.	900	5,739
Grace Technology, Inc.	900	14,174
Grandy House Corp.	3,600	12,634
Gree, Inc.	26,400	104,116
GS Yuasa Corp.	12,400	252,001
GSI Creos Corp.	2,800	30,990
Gumi, Inc. (a)	2,900	14,383
Gun-Ei Chemical Industry Co., Ltd.	1,800	41,637
GungHo Online Entertainment, Inc. (a) (e)	41,700	76,409
Gunosy, Inc. (a)	2,000	50,608
Gunze, Ltd.	6,900	260,413
Gurunavi, Inc.	8,500	52,251
H-One Co., Ltd.	6,000	53,406
H2O Retailing Corp.	7,600	107,186
HABA Laboratories, Inc.	500	32,446
Hagihara Industries, Inc.	4,000	55,344
Hakudo Co., Ltd.	500	7,215
Hakuto Co., Ltd.	5,900	60,207
Hakuyosha Co., Ltd.	800	20,490
Hamakyorex Co., Ltd.	5,600	192,160
Hamee Corp.	1,800	16,501
Hanwa Co., Ltd.	12,800	332,176
Happinet Corp.	5,000	63,552
Hard Off Corp. Co., Ltd.	3,700	27,625
Harima Chemicals Group, Inc.	7,100	59,640
Haruyama Holdings, Inc.	5,400	40,500
Hazama Ando Corp.	54,490	362,400
Hearts United Group Co., Ltd.	2,600	32,937
Heiwa Real Estate Co., Ltd.	14,400	227,597
Heiwado Co., Ltd.	11,200	256,554
Helios Techno Holding Co., Ltd.	1,900	10,566
HI-LEX Corp.	7,700	152,324
Hibiya Engineering, Ltd.	7,800	130,918
Hiday Hidaka Corp.	5,815	116,186
Himaraya Co., Ltd.	2,600	21,699
Hinokiya Group Co., Ltd.	700	13,663
Hioki EE Corp.	2,300	74,230
Hiramatsu, Inc.	8,300	25,325
Hirano Tecseed Co., Ltd.	500	6,123
Hirata Corp.	1,700	76,650
Hirose Tusyo, Inc.	300	4,785
Hiroshima Gas Co., Ltd.	3,600	11,170
Hisaka Works, Ltd.	9,600	71,230
Hitachi Maxell, Ltd.	8,200	108,589
Hitachi Zosen Corp.	61,600	185,988

Japan—(Continued)
Hito Communications, Inc.	1,700	21,311
Hochiki Corp.	4,600	47,779
Hodogaya Chemical Co., Ltd.	1,800	33,167
Hogy Medical Co., Ltd.	7,100	202,706
Hokkaido Electric Power Co., Inc.	40,100	278,694
Hokkaido Gas Co., Ltd.	5,400	74,788
Hokkan Holdings, Ltd.	5,000	79,803
Hokko Chemical Industry Co., Ltd.	8,000	32,010
Hokkoku Bank, Ltd. (The)	10,100	323,440
Hokuetsu Corp.	47,900	216,503
Hokuetsu Industries Co., Ltd.	7,000	66,545
Hokuhoku Financial Group, Inc.	23,700	265,536
Hokuriku Electric Industry Co., Ltd.	2,800	23,843
Hokuriku Electric Power Co. (a)	28,000	244,203
Hokuriku Electrical Construction Co., Ltd.	3,000	25,233
Hokuriku Gas Co., Ltd.	1,000	27,822
Hokuto Corp.	7,100	124,975
Honda Tsushin Kogyo Co., Ltd.	1,200	5,278
Honeys Holdings Co., Ltd.	6,930	48,791
Honma Golf, Ltd.	27,000	31,047
Hoosiers Holdings Co., Ltd.	8,000	45,427
Horiba, Ltd.	3,100	125,391
Hosiden Corp.	20,000	132,476
Hosokawa Micron Corp.	2,200	83,044
Hotland Co., Ltd.	900	10,237
House Do Co., Ltd.	600	5,476
Howa Machinery, Ltd.	5,700	37,045
Hyakugo Bank, Ltd. (The)	88,000	312,380
Hyakujushi Bank, Ltd. (The)	9,800	231,200
I’rom Group Co., Ltd.	1,100	15,131
I-Net Corp.	3,520	43,799
I.K Co., Ltd.	900	4,705
Ibiden Co., Ltd.	27,300	381,569
IBJ Leasing Co., Ltd.	7,200	157,222
IBJ, Inc. (a)	3,500	22,180
Ichibanya Co., Ltd.	2,100	79,444
Ichigo, Inc.	56,600	162,898
Ichiken Co., Ltd.	2,400	45,114
Ichikoh Industries, Ltd.	9,000	44,759
ICHINEN HOLDINGS Co., Ltd.	7,400	78,033
Ichiyoshi Securities Co., Ltd.	12,600	91,745
Icom, Inc.	3,800	68,309
Idec Corp.	7,500	129,884
IDOM, Inc.	20,400	67,293
Ihara Science Corp.	900	13,213
Iino Kaiun Kaisha, Ltd.	32,200	117,021
IJT Technology Holdings Co., Ltd.	9,000	49,306
Ikegami Tsushinki Co., Ltd.	2,600	26,790
Imagica Group, Inc.	4,500	20,525
Imasen Electric Industrial	7,200	63,937
Imuraya Group Co., Ltd.	1,200	26,261
Inaba Denki Sangyo Co., Ltd.	8,100	304,417
Inaba Seisakusho Co., Ltd.	2,100	24,014
Inabata & Co., Ltd.	17,700	223,755
Inageya Co., Ltd.	9,700	125,526
Ines Corp.	9,500	97,901
Infocom Corp.	4,000	143,969

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Infomart Corp.	15,400	$142,169
Information Development Co.	1,200	13,656
Information Services International-Dentsu, Ltd.	4,300	108,404
Innotech Corp.	8,200	69,306
Insource Co., Ltd.	500	8,257
Intage Holdings, Inc.	11,600	94,775
Intelligent Wave, Inc.	3,400	19,850
Inter Action Corp.	1,700	28,668
Internet Initiative Japan, Inc.	9,800	220,323
Inui Global Logistics Co., Ltd.	5,355	38,747
IR Japan Holdings, Ltd.	1,400	15,413
Iriso Electronics Co., Ltd.	5,000	182,921
Ise Chemicals Corp.	1,000	26,290
Iseki & Co., Ltd.	7,400	105,189
Ishihara Sangyo Kaisha, Ltd. (a)	12,200	118,603
Ishii Iron Works Co., Ltd.	900	14,061
Ishizuka Glass Co., Ltd.	500	8,766
Isolite Insulating Products Co., Ltd.	2,900	12,113
Istyle, Inc.	9,800	72,080
ITbook Holdings Co., Ltd. (a)	3,900	12,024
Itfor, Inc.	5,200	31,898
Itochu Enex Co., Ltd.	19,400	170,918
Itochu-Shokuhin Co., Ltd.	2,400	103,943
Itoki Corp.	15,600	84,480
Itokuro, Inc. (a)	800	22,616
IwaiCosmo Holdings, Inc.	7,900	84,533
Iwaki & Co., Ltd.	9,000	34,469
Iwasaki Electric Co., Ltd.	2,500	29,638
Iwatani Corp.	11,600	386,512
Iwatsuka Confectionery Co., Ltd.	500	17,085
Iyo Bank, Ltd. (The)	16,000	83,941
J Trust Co., Ltd.	6,000	22,433
J-Oil Mills, Inc.	4,000	139,605
JAC Recruitment Co., Ltd.	1,600	27,467
Jaccs Co., Ltd.	1,500	24,465
Jafco Co., Ltd.	6,400	202,560
Jalux, Inc.	2,400	55,265
Jamco Corp.	3,400	79,487
Janome Sewing Machine Co., Ltd.	7,099	30,035
Japan Asia Investment Co., Ltd. (a)	4,900	8,108
Japan Asset Marketing Co., Ltd. (a)	29,300	26,034
Japan Aviation Electronics Industry, Ltd.	8,000	91,784
Japan Best Rescue System Co., Ltd.	2,900	33,040
Japan Display, Inc. (a) (e)	81,900	54,180
Japan Elevator Service Holdings Co., Ltd.	2,400	36,502
Japan Foundation Engineering Co., Ltd.	10,200	29,040
Japan Investment Adviser Co., Ltd.	800	22,720
Japan Lifeline Co., Ltd.	12,700	161,394
Japan Material Co., Ltd.	11,900	117,101
Japan Meat Co., Ltd.	1,300	20,006
Japan Medical Dynamic Marketing, Inc.	3,000	30,193
Japan Oil Transportation Co., Ltd.	700	18,185
Japan Petroleum Exploration Co., Ltd.	8,200	147,401
Japan Property Management Center Co., Ltd.	2,000	15,437
Japan Pulp & Paper Co., Ltd.	3,700	141,125
Japan Securities Finance Co., Ltd.	5,400	26,969
Japan Steel Works, Ltd. (The)	13,000	207,454

Japan—(Continued)
Japan Transcity Corp.	12,000	47,597
Japan Wool Textile Co., Ltd. (The)	19,700	149,356
Jastec Co., Ltd.	5,100	41,506
JBCC Holdings, Inc.	7,000	100,118
JCU Corp.	6,400	81,925
Jeol, Ltd.	11,000	165,048
JIG-SAW, Inc. (a)	900	18,111
Jimoto Holdings, Inc.	67,900	77,725
JINS, Inc.	4,200	220,717
JK Holdings Co., Ltd.	5,600	29,196
JMS Co., Ltd.	7,500	37,872
Joban Kosan Co., Ltd.	1,700	24,788
Joshin Denki Co., Ltd.	7,000	152,926
Joyful Honda Co., Ltd.	1,200	15,034
JP-Holdings, Inc.	17,900	41,752
JSP Corp.	5,100	99,308
Juki Corp.	11,200	114,495
Juroku Bank, Ltd. (The)	12,200	253,480
Justsystems Corp.	9,700	185,947
JVC Kenwood Corp.	53,300	115,186
K&O Energy Group, Inc.	5,400	73,287
kabu.com Securities Co., Ltd.	47,800	163,410
Kadokawa Dwango (a)	12,508	132,178
Kaga Electronics Co., Ltd.	7,200	130,873
Kakiyasu Honten Co., Ltd.	3,800	80,166
Kamakura Shinsho, Ltd.	2,400	31,069
Kameda Seika Co., Ltd.	4,100	185,779
Kamei Corp.	8,700	99,046
Kanaden Corp.	7,200	75,858
Kanagawa Chuo Kotsu Co., Ltd.	2,400	83,011
Kanamic Network Co., Ltd.	800	12,686
Kanamoto Co., Ltd.	8,800	233,626
Kandenko Co., Ltd.	300	2,893
Kanematsu Corp.	29,800	360,577
Kanematsu Electronics, Ltd.	3,900	116,506
Kanemi Co., Ltd.	100	2,715
Kansai Mirai Financial Group, Inc. (a)	23,031	164,313
Kanto Denka Kogyo Co., Ltd.	15,000	107,562
Kappa Create Co., Ltd.	4,400	55,568
Kasai Kogyo Co., Ltd.	8,600	64,737
Katakura & Co-op Agri Corp.	1,600	15,547
Katakura Industries Co., Ltd.	9,500	96,194
Kato Sangyo Co., Ltd.	7,100	195,945
Kato Works Co., Ltd.	3,800	88,471
Kawada Technologies, Inc.	1,500	96,318
Kawai Musical Instruments Manufacturing Co., Ltd.	2,600	70,944
Kawasaki Kinkai Kisen Kaisha, Ltd.	700	19,837
Kawasaki Kisen Kaisha, Ltd. (a) (e)	12,200	149,982
Kawasumi Laboratories, Inc.	4,900	28,466
Keihanshin Building Co., Ltd.	14,500	108,238
Keihin Co., Ltd./Minato-Ku Tokyo Japan	2,300	26,465
Keihin Corp.	15,600	259,539
Keiyo Bank, Ltd. (The)	44,500	287,450
Keiyo Co., Ltd. (e)	14,400	68,826
Kenedix, Inc.	41,200	177,903
Kenko Mayonnaise Co., Ltd.	3,200	56,262
KEY Coffee, Inc.	6,700	127,666

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
KFC Holdings Japan, Ltd.	4,000	$71,726
KH Neochem Co., Ltd.	3,300	68,367
Ki-Star Real Estate Co., Ltd.	600	8,915
Kimoto Co., Ltd.	14,900	24,502
Kimura Chemical Plants Co., Ltd.	3,300	10,476
King Jim Co., Ltd.	5,800	44,448
Kinki Sharyo Co., Ltd. (The) (a)	1,200	21,699
Kintetsu Department Store Co., Ltd. (a)	1,900	59,901
Kintetsu World Express, Inc.	10,800	157,915
Kirindo Holdings Co., Ltd.	800	9,122
Kissei Pharmaceutical Co., Ltd.	8,100	206,153
Kita-Nippon Bank, Ltd. (The)	2,900	59,215
Kitagawa Iron Works Co., Ltd.	3,100	63,628
Kitano Construction Corp.	1,400	42,131
Kitanotatsujin Corp.	7,600	26,054
Kito Corp.	5,900	79,845
Kitz Corp.	31,200	241,343
Kiyo Bank, Ltd. (The)	25,000	354,164
KLab, Inc. (a)	10,600	80,948
KNT-CT Holdings Co., Ltd. (a)	3,300	33,360
Koa Corp.	10,200	118,598
Koatsu Gas Kogyo Co., Ltd.	11,100	87,084
Kobe Bussan Co., Ltd.	4,800	141,358
Kobe Electric Railway Co., Ltd. (a)	500	17,960
Kobelco Eco-Solutions Co., Ltd.	1,200	16,335
Kohnan Shoji Co., Ltd.	10,400	254,013
Kohsoku Corp.	4,000	36,267
Koike Sanso Kogyo Co., Ltd.	700	13,209
Kojima Co., Ltd. (a)	12,000	51,850
Kokusai Co., Ltd.	3,400	23,665
Kokuyo Co., Ltd.	18,900	275,515
KOMAIHALTEC, Inc.	1,800	29,923
Komatsu Seiren Co., Ltd.	10,200	71,136
Komatsu Wall Industry Co., Ltd.	2,700	47,224
KOMEDA Holdings Co., Ltd.	11,100	218,307
Komeri Co., Ltd.	12,300	263,476
Komori Corp.	18,900	188,670
Konaka Co., Ltd.	7,300	29,173
Kondotec, Inc.	7,900	71,110
Konishi Co., Ltd.	9,900	149,458
Konoike Transport Co., Ltd.	3,200	46,371
Kosaido Co., Ltd.	3,700	12,971
Koshidaka Holdings Co., Ltd.	10,000	119,267
Kotobuki Spirits Co., Ltd.	6,000	229,101
Kourakuen Holdings Corp. (a)	2,900	69,502
Kozo Keikaku Engineering, Inc.	700	12,840
Krosaki Harima Corp.	1,900	113,972
KRS Corp.	2,200	41,347
KU Holdings Co., Ltd.	8,000	58,492
Kumagai Gumi Co., Ltd.	9,100	271,928
Kumiai Chemical Industry Co., Ltd.	21,195	124,551
Kura Corp.	3,300	162,910
Kurabo Industries, Ltd.	7,600	172,801
Kureha Corp.	5,200	285,864
Kurimoto, Ltd.	3,500	43,980
KYB Corp.	7,400	178,537
Kyodo Printing Co., Ltd.	3,000	66,498

Japan—(Continued)
Kyoei Steel, Ltd.	6,100	91,399
Kyokuto Boeki Kaisha, Ltd.	1,800	24,345
Kyokuto Kaihatsu Kogyo Co., Ltd.	11,400	145,391
Kyokuto Securities Co., Ltd.	7,600	80,779
Kyokuyo Co., Ltd.	3,500	92,400
KYORIN Holdings, Inc.	15,500	341,468
Kyoritsu Maintenance Co., Ltd.	6,018	262,136
Kyoritsu Printing Co., Ltd.	6,800	11,905
Kyosan Electric Manufacturing Co., Ltd.	16,000	60,848
Kyowa Electronic Instruments Co., Ltd.	8,000	26,534
Kyowa Leather Cloth Co., Ltd.	3,300	23,489
Kyushu Financial Group, Inc.	4,000	15,097
LAC Co., Ltd.	5,900	72,905
Lacto Japan Co., Ltd.	700	44,005
Lasertec Corp.	12,200	306,133
LEC, Inc.	8,800	129,315
Leopalace21 Corp.	82,400	324,183
Life Corp.	4,400	90,834
LIFULL Co., Ltd.	17,000	114,156
Like Co., Ltd.	2,100	23,712
Linical Co., Ltd.	1,700	19,675
Link And Motivation, Inc.	8,900	67,288
Lintec Corp.	10,300	221,070
Litalico, Inc. (a)	900	13,212
Look Holdings, Inc.	2,200	19,363
M&A Capital Partners Co., Ltd. (a)	1,200	40,842
m-up, Inc.	700	10,616
Macnica Fuji Electronics Holdings, Inc.	14,550	180,056
Macromill, Inc.	6,400	82,525
Maeda Kosen Co., Ltd.	5,700	138,234
Maeda Road Construction Co., Ltd.	16,000	329,656
Maezawa Kasei Industries Co., Ltd.	5,700	56,378
Maezawa Kyuso Industries Co., Ltd.	3,900	65,758
Makino Milling Machine Co., Ltd.	8,000	281,191
Mamezou Holdings Co., Ltd.	4,800	41,016
Mamiya-Op Co., Ltd.	1,900	15,204
Mandom Corp.	6,900	188,406
Mani, Inc.	5,700	214,536
MarkLines Co., Ltd.	1,600	17,663
Mars Engineering Corp.	3,600	72,021
Marubun Corp.	8,200	50,246
Marudai Food Co., Ltd.	7,600	119,326
Marufuji Sheet Piling Co., Ltd.	1,300	25,230
Maruha Nichiro Corp.	8,700	294,036
Maruka Machinery Co., Ltd.	900	15,353
Marumae Co., Ltd.	1,000	5,898
Marusan Securities Co., Ltd.	11,300	78,468
Maruwa Co., Ltd.	3,700	186,584
Maruwa Unyu Kikan Co., Ltd.	1,100	27,310
Maruyama Manufacturing Co., Inc.	1,500	17,278
Maruzen CHI Holdings Co., Ltd. (a)	11,900	34,785
Maruzen Showa Unyu Co., Ltd.	4,600	114,493
Marvelous, Inc.	9,500	67,393
Matching Service Japan Co., Ltd.	1,200	14,629
Matsuda Sangyo Co., Ltd.	5,900	78,620
Matsui Construction Co., Ltd.	7,800	52,195
Matsuya Foods Co., Ltd.	2,500	82,630

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Max Co., Ltd.	11,000	$137,330
Maxvalu Nishinihon Co., Ltd.	2,400	39,001
Maxvalu Tokai Co., Ltd.	3,500	74,469
MCJ Co., Ltd.	14,000	85,189
MEC Co., Ltd.	5,800	55,833
Media Do Holdings Co., Ltd.	1,000	19,445
Medical Data Vision Co., Ltd. (a) (e)	3,800	31,277
Medical System Network Co., Ltd.	5,300	18,021
Megachips Corp.	3,800	79,592
Megmilk Snow Brand Co., Ltd.	8,000	207,200
Meidensha Corp.	11,600	147,202
Meiji Shipping Co., Ltd.	8,500	25,331
Meiko Electronics Co., Ltd.	7,500	122,031
Meiko Network Japan Co., Ltd.	7,200	59,040
Meisei Industrial Co., Ltd.	13,500	88,020
Meitec Corp.	7,700	310,511
Meito Sangyo Co., Ltd.	3,000	35,523
Meiwa Corp.	8,100	28,432
Meiwa Estate Co., Ltd.	5,200	26,631
Menicon Co., Ltd.	4,100	103,997
Mercuria Investment Co., Ltd.	2,100	13,074
METAWATER Co., Ltd.	1,300	34,967
Michinoku Bank, Ltd. (The)	5,700	88,998
Micronics Japan Co., Ltd.	1,400	8,923
Mie Kotsu Group Holdings, Inc.	4,000	21,733
Mikuni Corp.	3,000	13,978
Milbon Co., Ltd.	7,320	299,702
MIMAKI ENGINEERING Co., Ltd.	1,900	14,345
Mimasu Semiconductor Industry Co., Ltd.	6,800	81,542
Ministop Co., Ltd.	5,400	101,368
Miraca Holdings, Inc.	10,200	229,904
Miraial Co., Ltd.	2,900	23,603
Mirait Holdings Corp.	24,080	352,308
Miroku Jyoho Service Co., Ltd.	5,900	132,234
Misawa Homes Co., Ltd.	6,700	45,355
Mitani Corp.	6,900	347,231
Mitani Sekisan Co., Ltd.	4,100	96,266
Mito Securities Co., Ltd.	24,000	55,990
Mitsuba Corp.	12,300	69,686
Mitsubishi Logisnext Co., Ltd.	8,000	76,905
Mitsubishi Paper Mills, Ltd.	12,000	57,872
Mitsubishi Pencil Co., Ltd.	6,400	125,769
Mitsubishi Research Institute, Inc.	2,000	57,288
Mitsubishi Shokuhin Co., Ltd.	4,800	122,197
Mitsubishi Steel Manufacturing Co., Ltd.	5,900	85,771
Mitsuboshi Belting, Ltd.	8,500	163,838
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	30,000	279,723
Mitsui High-Tec, Inc.	9,500	73,208
Mitsui Matsushima Co., Ltd.	5,200	63,963
Mitsui Mining & Smelting Co., Ltd.	11,600	237,655
Mitsui Sugar Co., Ltd.	6,100	154,431
Mitsui-Soko Holdings Co., Ltd. (a)	7,400	126,851
Mitsumura Printing Co., Ltd.	500	8,061
Mitsuuroko Group Holdings Co., Ltd.	12,900	83,778
Mixi, Inc.	5,000	105,542
Miyaji Engineering Group, Inc.	1,800	31,102
Miyazaki Bank, Ltd. (The)	6,000	157,438

Japan—(Continued)
Miyoshi Oil & Fat Co., Ltd.	2,800	26,575
Mizuno Corp.	6,600	139,718
Mochida Pharmaceutical Co., Ltd.	3,200	264,008
Modec, Inc.	3,000	61,775
Monex Group, Inc.	65,600	219,078
Money Partners Group Co., Ltd.	7,100	17,621
Monogatari Corp. (The)	1,700	136,218
MORESCO Corp.	2,500	33,462
Morinaga Milk Industry Co., Ltd.	10,400	293,087
Morita Holdings Corp.	11,200	184,331
Morozoff, Ltd.	900	40,974
Mory Industries, Inc.	2,800	61,042
Mr. Max Holdings, Ltd.	10,500	44,874
MTI, Ltd.	9,200	52,422
Mugen Estate Co., Ltd.	400	1,893
Murakami Corp.	3,000	62,181
Musashi Seimitsu Industry Co., Ltd.	15,800	222,483
Musashino Bank, Ltd. (The)	11,200	258,649
Mutoh Holdings Co., Ltd.	900	14,531
Mynet, Inc. (a)	1,000	15,953
N Field Co., Ltd.	1,300	11,347
NAC Co., Ltd.	3,600	33,748
Nachi-Fujikoshi Corp. (e)	6,000	206,732
Nafco Co., Ltd.	1,400	19,659
Nagaileben Co., Ltd.	4,600	98,069
Nagano Bank, Ltd. (The)	3,500	53,004
Nagano Keiki Co., Ltd.	4,200	28,881
Nagase & Co., Ltd.	10,300	141,352
Nagatanien Holdings Co., Ltd.	4,000	86,585
Nagawa Co., Ltd.	2,800	140,439
Nakabayashi Co., Ltd.	5,500	28,144
Nakamuraya Co., Ltd.	1,600	61,186
Nakanishi, Inc.	8,000	135,805
Nakano Corp.	4,000	18,276
Nakayama Steel Works, Ltd.	6,300	27,265
Nakayamafuku Co., Ltd.	2,000	8,932
Namura Shipbuilding Co., Ltd.	18,956	81,901
Nanto Bank, Ltd. (The)	9,200	179,193
Narasaki Sangyo Co., Ltd.	800	11,897
Natori Co., Ltd.	2,600	39,463
NEC Capital Solutions, Ltd.	3,800	53,242
NEC Networks & System Integration Corp.	7,800	174,316
NET One Systems Co., Ltd.	17,300	307,776
Neturen Co., Ltd.	9,800	74,554
New Japan Chemical Co., Ltd. (a)	9,900	13,345
Nextage Co., Ltd.	5,900	58,783
Nexyz Group Corp.	1,300	21,617
Nice Holdings, Inc.	3,100	24,880
Nichi-iko Pharmaceutical Co., Ltd.	13,200	194,746
Nichia Steel Works, Ltd.	13,000	31,631
Nichias Corp.	16,500	285,045
Nichiban Co., Ltd.	4,000	69,228
Nichicon Corp.	20,100	144,917
Nichiden Corp.	5,200	75,398
Nichiha Corp.	9,000	227,901
NichiiGakkan Co., Ltd.	11,800	110,219
Nichimo Co., Ltd.	1,600	23,807

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nichireki Co., Ltd.	9,000	$86,021
Nihon Chouzai Co., Ltd.	1,660	48,270
Nihon Dempa Kogyo Co., Ltd. (a)	7,600	26,317
Nihon Eslead Corp.	2,700	35,819
Nihon Flush Co., Ltd.	800	12,709
Nihon House Holdings Co., Ltd.	15,000	56,827
Nihon Kagaku Sangyo Co., Ltd.	3,000	27,377
Nihon Nohyaku Co., Ltd. (e)	14,000	64,500
Nihon Parkerizing Co., Ltd.	24,800	286,362
Nihon Plast Co., Ltd.	2,500	16,391
Nihon Tokushu Toryo Co., Ltd.	2,200	26,144
Nihon Yamamura Glass Co., Ltd.	3,800	53,916
Nikkato Corp.	300	2,374
Nikkiso Co., Ltd.	18,600	154,570
Nikko Co., Ltd.	1,800	38,407
Nikkon Holdings Co., Ltd.	17,400	415,052
Nippon Air Conditioning Services Co., Ltd.	9,600	63,303
Nippon Beet Sugar Manufacturing Co., Ltd.	4,500	73,863
Nippon Carbide Industries Co., Inc.	2,300	36,774
Nippon Carbon Co., Ltd. (e)	1,700	61,541
Nippon Ceramic Co., Ltd.	4,600	97,534
Nippon Chemi-Con Corp.	5,900	102,335
Nippon Chemical Industrial Co., Ltd.	3,000	59,623
Nippon Chemiphar Co., Ltd.	800	21,170
Nippon Coke & Engineering Co., Ltd.	71,000	59,084
Nippon Commercial Development Co., Ltd.	2,500	32,473
Nippon Computer Dynamics Co., Ltd.	1,700	15,732
Nippon Concrete Industries Co., Ltd.	14,000	32,432
Nippon Denko Co., Ltd.	43,865	86,099
Nippon Densetsu Kogyo Co., Ltd.	12,500	247,080
Nippon Felt Co., Ltd.	8,600	35,442
Nippon Filcon Co., Ltd.	5,200	22,616
Nippon Fine Chemical Co., Ltd.	4,300	40,147
Nippon Flour Mills Co., Ltd.	22,500	375,568
Nippon Gas Co., Ltd.	8,400	307,020
Nippon Hume Corp.	8,200	60,447
Nippon Kanzai Co., Ltd.	4,800	83,301
Nippon Kinzoku Co., Ltd.	1,900	19,051
Nippon Kodoshi Corp.	1,600	23,925
Nippon Koei Co., Ltd.	5,000	111,769
Nippon Koshuha Steel Co., Ltd.	3,100	14,961
Nippon Light Metal Holdings Co., Ltd.	198,000	399,122
Nippon Paper Industries Co., Ltd.	18,500	330,334
Nippon Parking Development Co., Ltd.	65,100	84,757
Nippon Pillar Packing Co., Ltd.	6,500	71,965
Nippon Piston Ring Co., Ltd.	3,200	54,586
Nippon Rietec Co., Ltd.	5,800	77,739
Nippon Road Co., Ltd. (The)	2,700	141,954
Nippon Seiki Co., Ltd.	15,000	256,824
Nippon Seisen Co., Ltd.	1,200	36,358
Nippon Sharyo, Ltd. (a)	2,600	52,391
Nippon Sheet Glass Co., Ltd.	33,000	248,725
Nippon Signal Co., Ltd.	18,700	151,306
Nippon Soda Co., Ltd.	9,200	223,077
Nippon Steel & Sumikin Bussan Corp.	5,196	215,876
Nippon Suisan Kaisha, Ltd.	55,500	309,348
Nippon Systemware Co., Ltd.	1,300	21,512

Japan—(Continued)
Nippon Thompson Co., Ltd.	23,200	102,600
Nippon Valqua Industries, Ltd.	6,000	122,031
Nippon Yakin Kogyo Co., Ltd.	54,000	115,202
Nipro Corp.	17,400	212,450
Nishi-Nippon Financial Holdings, Inc.	25,200	221,206
Nishi-Nippon Railroad Co., Ltd.	12,200	305,497
Nishikawa Rubber Co., Ltd.	1,200	20,786
Nishimatsu Construction Co., Ltd.	19,400	437,833
Nishimatsuya Chain Co., Ltd.	8,800	71,718
Nishio Rent All Co., Ltd.	4,400	131,398
Nissan Shatai Co., Ltd.	1,300	11,456
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	30,889
Nissei ASB Machine Co., Ltd.	2,100	67,595
Nissei Corp.	3,700	39,330
Nissei Plastic Industrial Co., Ltd.	6,000	49,693
Nissha Co., Ltd.	7,200	85,009
Nisshin Fudosan Co.	12,300	50,590
Nisshin Oillio Group, Ltd. (The)	10,200	290,285
Nisshin Steel Co., Ltd. (a) (d)	6,196	75,958
Nisshinbo Holdings, Inc.	41,320	314,731
Nissin Corp.	6,000	98,189
Nissin Electric Co., Ltd.	14,800	107,798
Nissin Kogyo Co., Ltd.	15,200	194,630
Nissui Pharmaceutical Co., Ltd.	5,100	53,332
Nitta Corp.	6,800	200,045
Nitta Gelatin, Inc.	4,500	26,888
Nittan Valve Co., Ltd.	6,300	16,899
Nittetsu Mining Co., Ltd.	2,200	93,560
Nitto Boseki Co., Ltd.	9,800	161,493
Nitto FC Co., Ltd.	4,500	30,145
Nitto Fuji Flour Milling Co., Ltd.	400	20,383
Nitto Kogyo Corp.	9,000	142,876
Nitto Kohki Co., Ltd.	4,100	79,438
Nitto Seiko Co., Ltd.	12,500	60,440
Nittoc Construction Co., Ltd. (e)	11,050	65,278
Nittoku Engineering Co., Ltd.	5,200	94,793
NJS Co., Ltd.	3,300	47,914
Noevir Holdings Co., Ltd.	3,600	155,681
Nohmi Bosai, Ltd.	7,000	116,394
Nojima Corp.	5,000	100,132
Nomura Co., Ltd.	12,000	274,673
Noritake Co., Ltd.	4,200	171,979
Noritsu Koki Co., Ltd.	4,000	54,078
Noritz Corp.	11,400	162,740
North Pacific Bank, Ltd.	122,400	325,851
NS Tool Co., Ltd.	1,300	26,738
NS United Kaiun Kaisha, Ltd.	4,100	111,214
NSD Co., Ltd.	10,670	207,149
Nuflare Technology, Inc.	800	36,021
OAK Capital Corp.	15,500	17,909
Oat Agrio Co., Ltd.	200	3,465
Obara Group, Inc.	3,500	124,017
Odelic Co., Ltd.	1,000	34,161
Oenon Holdings, Inc.	21,000	66,179
Ogaki Kyoritsu Bank, Ltd. (The)	12,500	249,349
Ohashi Technica, Inc.	4,600	48,875
Ohsho Food Service Corp.	3,600	236,604

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Oiles Corp.	8,000	$129,204
Oita Bank, Ltd. (The)	5,700	173,819
Okabe Co., Ltd.	14,000	111,231
Okada Aiyon Corp.	1,900	24,367
Okamoto Industries, Inc.	3,200	167,718
Okamoto Machine Tool Works, Ltd.	1,400	28,420
Okamura Corp.	21,800	278,549
Okasan Securities Group, Inc.	29,000	127,747
Okaya Electric Industries Co., Ltd.	5,800	18,404
Oki Electric Industry Co., Ltd.	22,700	267,230
Okinawa Cellular Telephone Co.	4,400	144,066
Okinawa Electric Power Co., Inc. (The)	16,883	327,712
OKK Corp.	3,100	21,635
OKUMA Corp.	6,600	313,621
Okumura Corp.	11,400	330,247
Okura Industrial Co., Ltd.	3,000	50,304
Okuwa Co., Ltd.	10,000	101,296
Olympic Group Corp.	4,900	27,600
ONO Sokki Co., Ltd.	4,200	21,208
Onoken Co., Ltd.	6,500	95,244
Onward Holdings Co., Ltd.	49,000	262,021
Ootoya Holdings Co., Ltd.	600	11,913
Open Door, Inc. (a)	1,300	30,176
Optex Group Co., Ltd.	9,400	147,007
Organo Corp.	2,800	66,177
Origin Electric Co., Ltd.	3,400	51,295
Oro Co., Ltd.	100	3,777
Osaka Organic Chemical Industry, Ltd.	5,900	58,630
Osaka Soda Co., Ltd.	5,000	111,625
Osaka Steel Co., Ltd.	5,900	98,264
OSAKA Titanium Technologies Co., Ltd. (e)	4,100	61,811
Osaki Electric Co., Ltd.	11,000	66,882
OSG Corp.	13,300	261,257
OSJB Holdings Corp.	11,600	30,378
Otsuka Kagu, Ltd. (a) (e)	5,500	15,458
OUG Holdings, Inc.	700	15,408
Outsourcing, Inc. (e)	15,500	150,752
Oyo Corp.	7,400	74,543
Pacific Industrial Co., Ltd.	16,700	221,222
Pacific Metals Co., Ltd. (e)	6,100	149,133
Pack Corp. (The)	4,600	127,048
Pal Group Holdings Co., Ltd.	3,800	93,460
Paramount Bed Holdings Co., Ltd.	6,000	248,293
Parco Co., Ltd.	8,100	82,023
Paris Miki Holdings, Inc.	10,600	40,834
Pasco Corp. (a)	1,200	7,759
Pasona Group, Inc.	6,200	64,110
PC Depot Corp.	1,900	7,540
PCI Holdings, Inc.	900	15,855
Penta-Ocean Construction Co., Ltd.	64,600	354,977
Pepper Food Service Co., Ltd. (e)	2,700	70,442
Phil Co., Inc. (a)	500	16,465
PIA Corp.	700	24,106
Pilot Corp.	1,900	91,568
Piolax, Inc.	10,500	208,648
Pioneer Corp. (a) (e)	117,700	68,459
Plenus Co., Ltd.	7,800	134,757

Japan—(Continued)
Poletowin Pitcrew Holdings, Inc.	5,800	49,265
Press Kogyo Co., Ltd.	37,000	181,243
Pressance Corp.	10,400	123,051
Prestige International, Inc.	13,400	145,958
Prima Meat Packers, Ltd.	9,600	172,612
Pro-Ship, Inc.	700	14,562
Pronexus, Inc.	6,700	62,613
Proto Corp.	4,400	56,158
PS Mitsubishi Construction Co., Ltd.	8,800	47,632
Punch Industry Co., Ltd.	2,700	11,952
Qol Co., Ltd.	3,400	51,286
Quick Co., Ltd.	1,600	18,433
Raccoon Co., Ltd.	2,300	14,591
Raito Kogyo Co., Ltd.	16,900	226,640
Rakus Co., Ltd.	2,900	45,348
Rasa Industries, Ltd.	2,600	30,414
Raysum Co., Ltd.	3,000	26,221
RECOMM Co., Ltd.	14,500	22,829
Relia, Inc.	6,600	53,954
Remixpoint, Inc.	6,300	23,212
Renaissance, Inc.	2,800	52,270
RENOVA, Inc. (a)	4,800	34,545
Renown, Inc. (a)	29,200	24,874
Resort Solution Co., Ltd.	400	13,969
Resorttrust, Inc.	14,500	214,067
Retail Partners Co., Ltd.	1,300	13,196
Rheon Automatic Machinery Co., Ltd.	5,000	62,000
Rhythm Watch Co., Ltd.	2,500	43,205
Riberesute Corp.	4,300	30,675
Ricoh Leasing Co., Ltd.	5,600	167,918
Ride On Express Holdings Co., Ltd.	600	7,637
Right On Co., Ltd.	5,900	45,715
Riken Corp.	3,500	160,731
Riken Keiki Co., Ltd.	6,000	111,211
Riken Technos Corp.	15,000	61,904
Riken Vitamin Co., Ltd.	2,700	87,084
Ringer Hut Co., Ltd.	4,900	101,993
Rion Co., Ltd.	2,200	34,727
Riso Kagaku Corp.	9,458	145,110
Riso Kyoiku Co., Ltd.	34,770	145,577
Rock Field Co., Ltd.	6,600	99,142
Rokko Butter Co., Ltd.	3,600	69,542
Roland DG Corp.	3,000	57,895
Rorze Corp.	1,900	23,863
Round One Corp.	22,000	227,409
Royal Holdings Co., Ltd.	8,300	191,420
Rozetta Corp. (a)	200	3,156
RS Technologies Co., Ltd.	700	17,940
Ryobi, Ltd.	9,400	227,341
Ryoden Corp.	4,500	57,759
Ryosan Co., Ltd.	10,800	286,136
Ryoyo Electro Corp.	7,800	109,213
S Foods, Inc.	4,100	153,622
S&B Foods, Inc.	1,200	45,247
S-Pool, Inc.	700	9,580
Sac’s Bar Holdings, Inc.	6,850	69,531
Sagami Rubber Industries Co., Ltd.	1,000	18,072

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Saibu Gas Co., Ltd.	12,200	$283,073
Saizeriya Co., Ltd.	9,200	158,028
Sakai Chemical Industry Co., Ltd.	6,000	124,328
Sakai Heavy Industries, Ltd.	1,400	29,118
Sakai Moving Service Co., Ltd.	2,600	141,701
Sakai Ovex Co., Ltd.	1,600	26,759
Sakata INX Corp.	11,800	129,849
Sakura Internet, Inc.	4,400	16,973
Sala Corp.	12,900	69,872
SAMTY Co., Ltd.	2,600	29,792
San Holdings, Inc.	1,400	28,645
San ju San Financial Group, Inc.	7,870	122,501
San-A Co., Ltd.	5,700	216,553
San-Ai Oil Co., Ltd.	20,000	198,502
San-In Godo Bank, Ltd. (The)	59,000	410,278
Sanden Holdings Corp. (a)	8,400	57,313
Sanei Architecture Planning Co., Ltd.	3,500	43,426
Sangetsu Corp.	17,200	310,285
Sanix, Inc. (a)	7,800	13,240
Sanken Electric Co., Ltd.	7,400	137,172
Sanki Engineering Co., Ltd.	17,900	184,354
Sanko Metal Industrial Co., Ltd.	1,000	24,873
Sankyo Frontier Co., Ltd.	1,000	33,048
Sankyo Seiko Co., Ltd.	13,400	50,380
Sankyo Tateyama, Inc.	9,600	102,073
Sanoh Industrial Co., Ltd.	10,100	50,248
Sanshin Electronics Co., Ltd.	8,500	152,463
Sanyo Chemical Industries, Ltd.	4,200	195,084
Sanyo Denki Co., Ltd.	1,800	58,927
Sanyo Electric Railway Co., Ltd.	4,000	82,507
Sanyo Housing Nagoya Co., Ltd.	3,000	25,713
Sanyo Industries, Ltd.	1,300	22,216
Sanyo Shokai, Ltd.	5,100	83,897
Sanyo Special Steel Co., Ltd.	8,600	180,753
Sapporo Holdings, Ltd.	13,200	274,024
Sata Construction Co., Ltd.	2,600	9,175
Sato Holdings Corp.	6,900	162,976
Sato Shoji Corp.	6,500	52,367
Satori Electric Co., Ltd.	5,500	43,403
Sawada Holdings Co., Ltd.	10,300	86,483
Sawai Pharmaceutical Co., Ltd.	2,000	94,792
Saxa Holdings, Inc.	2,400	37,524
SBS Holdings, Inc.	6,900	88,952
Scala, Inc.	2,300	15,685
Scroll Corp.	13,100	46,403
Secom Joshinetsu Co., Ltd.	900	26,231
Seed Co., Ltd.	1,700	19,846
Seika Corp.	4,200	58,403
Seikagaku Corp.	700	7,898
Seikitokyu Kogyo Co., Ltd. (a)	12,500	68,692
Seiko Holdings Corp.	8,800	168,041
Seiren Co., Ltd.	19,100	313,799
Sekisui Jushi Corp.	10,200	178,225
Sekisui Plastics Co., Ltd.	10,300	87,248
Senko Group Holdings Co., Ltd.	31,000	233,976
Senshu Electric Co., Ltd.	2,400	60,594
Senshu Ikeda Holdings, Inc.	84,000	230,526

Japan—(Continued)
Senshukai Co., Ltd. (a)	11,000	26,206
SFP Holdings Co., Ltd.	700	9,936
Shibaura Electronics Co., Ltd.	2,800	88,826
Shibaura Mechatronics Corp.	900	27,970
Shibusawa Warehouse Co., Ltd. (The)	4,200	61,614
Shibuya Corp.	4,800	155,243
Shidax Corp.	9,600	26,301
SHIFT, Inc. (a)	1,300	42,925
Shiga Bank, Ltd. (The)	17,800	415,352
Shikibo, Ltd.	4,700	42,507
Shikoku Bank, Ltd. (The)	14,000	150,228
Shikoku Chemicals Corp.	13,000	121,666
Shima Seiki Manufacturing, Ltd.	4,600	132,153
Shimachu Co., Ltd.	19,600	530,624
Shimane Bank, Ltd. (The)	2,500	15,428
Shimizu Bank, Ltd. (The)	3,400	50,158
Shimojima Co., Ltd.	6,300	56,738
Shin Nippon Air Technologies Co., Ltd.	4,600	74,667
Shin Nippon Biomedical Laboratories, Ltd. (a)	2,500	15,152
Shin-Etsu Polymer Co., Ltd.	16,900	104,257
Shin-Keisei Electric Railway Co., Ltd.	2,900	55,185
Shinagawa Refractories Co., Ltd.	2,000	68,969
Shindengen Electric Manufacturing Co., Ltd.	2,800	96,317
Shinkawa, Ltd. (a)	5,300	18,495
Shinko Electric Industries Co., Ltd.	27,600	174,056
Shinko Plantech Co., Ltd.	16,100	169,736
Shinko Shoji Co., Ltd.	7,700	123,725
Shinko Wire Co., Ltd.	1,200	10,314
Shinmaywa Industries, Ltd.	34,000	417,150
Shinnihon Corp.	10,200	96,479
Shinoken Group Co., Ltd. (e)	7,100	43,561
Shinsho Corp.	1,400	30,936
Shinwa Co., Ltd.	3,900	73,992
Ship Healthcare Holdings, Inc.	9,000	334,095
Shizuki Electric Co., Inc.	8,000	45,863
Shizuoka Gas Co., Ltd.	21,300	164,944
Shobunsha Publications, Inc.	4,800	18,635
Shoei Co., Ltd.	2,600	87,762
Shoei Foods Corp.	3,400	83,081
Shofu, Inc.	3,900	38,432
Shoko Co., Ltd. (a)	1,900	10,779
Showa Aircraft Industry Co., Ltd.	4,000	46,116
Showa Corp.	17,600	206,387
Showa Sangyo Co., Ltd.	6,600	179,597
SIGMAXYZ, Inc.	1,200	8,446
Siix Corp. (e)	9,600	123,703
Sinanen Holdings Co., Ltd.	2,900	63,395
Sinfonia Technology Co., Ltd.	8,400	102,814
Sinko Industries, Ltd.	6,400	86,077
Sintokogio, Ltd.	16,800	136,715
SKY Perfect JSAT Holdings, Inc.	29,800	126,719
SMK Corp.	2,300	45,377
SMS Co., Ltd.	16,100	255,728
Snow Peak, Inc.	900	10,098
SNT Corp.	15,600	49,384
Soda Nikka Co., Ltd.	7,000	32,643
Sodick Co., Ltd.	16,800	106,261

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Soft99 Corp.	5,100	$42,489
Softbank Technology Corp.	3,200	51,619
Softbrain Co., Ltd.	3,500	13,866
Softcreate Holdings Corp.	700	8,384
Software Service, Inc.	1,200	88,000
Sogo Medical Holdings Co., Ltd.	4,800	90,614
Solasto Corp.	8,400	84,721
Soliton Systems KK	600	3,846
Sotoh Co., Ltd.	3,100	26,539
Sourcenext Corp. (e)	11,800	59,047
Space Co., Ltd.	5,060	55,636
Space Value Holdings Co., Ltd.	9,000	77,394
Sparx Group Co., Ltd.	35,900	61,007
SPK Corp.	1,700	35,175
SRA Holdings	3,100	73,457
Srg Takamiya Co., Ltd.	5,200	36,073
SRS Holdings Co., Ltd.	2,700	24,346
St. Marc Holdings Co., Ltd.	5,100	113,212
Star Mica Co., Ltd.	2,400	33,333
Star Micronics Co., Ltd.	4,400	59,196
Starts Corp., Inc.	6,300	139,305
Starzen Co., Ltd.	2,500	85,881
Stella Chemifa Corp.	3,600	83,368
Step Co., Ltd.	4,100	48,414
Strike Co., Ltd.	1,300	19,053
Studio Alice Co., Ltd.	2,900	60,928
Subaru Enterprise Co., Ltd.	100	4,864
Sugimoto & Co., Ltd.	3,800	60,676
Sumida Corp.	6,300	71,566
Suminoe Textile Co., Ltd.	2,300	50,389
Sumitomo Densetsu Co., Ltd.	5,400	88,965
Sumitomo Mitsui Construction Co., Ltd.	52,060	315,546
Sumitomo Osaka Cement Co., Ltd.	12,500	512,419
Sumitomo Precision Products Co., Ltd.	1,200	32,364
Sumitomo Riko Co., Ltd.	15,300	126,492
Sumitomo Seika Chemicals Co., Ltd.	3,200	123,714
Sumitomo Warehouse Co., Ltd. (The)	26,500	324,380
Sun Frontier Fudousan Co., Ltd.	7,600	74,262
Sun-Wa Technos Corp.	3,900	36,367
Suncall Corp.	8,300	43,634
Sushiro Global Holdings, Ltd.	2,900	157,806
SWCC Showa Holdings Co., Ltd.	7,600	42,094
Systena Corp.	20,000	230,427
Syuppin Co., Ltd.	2,600	16,947
T Hasegawa Co., Ltd. (e)	8,400	118,849
T RAD Co., Ltd.	2,900	60,655
T&K Toka Co., Ltd.	8,600	79,278
T-Gaia Corp.	6,500	122,418
Tachi-S Co., Ltd.	10,300	134,237
Tachibana Eletech Co., Ltd.	5,640	79,375
Tadano, Ltd.	22,800	204,507
Taihei Dengyo Kaisha, Ltd.	6,000	134,605
Taiheiyo Kouhatsu, Inc.	2,100	14,450
Taiho Kogyo Co., Ltd.	6,400	56,082
Taikisha, Ltd.	9,100	240,158
Taiko Bank, Ltd. (The)	3,100	51,026
Taisei Lamick Co., Ltd.	2,200	58,375

Japan—(Continued)
Taiyo Holdings Co., Ltd.	5,300	148,607
Takachiho Koheki Co., Ltd.	400	3,499
Takamatsu Construction Group Co., Ltd.	5,400	136,306
Takano Co., Ltd.	4,600	34,239
Takaoka Toko Co., Ltd.	4,365	54,458
Takara Leben Co., Ltd.	28,600	78,179
Takara Printing Co., Ltd.	1,300	19,495
Takara Standard Co., Ltd.	14,400	217,180
Takasago International Corp.	5,400	166,636
Takasago Thermal Engineering Co., Ltd.	16,800	271,705
Takashima & Co., Ltd.	2,500	39,141
Take And Give Needs Co., Ltd.	4,010	62,245
Takeei Corp.	8,200	47,517
Takeuchi Manufacturing Co., Ltd.	10,000	152,536
Takihyo Co., Ltd.	2,000	30,933
Takisawa Machine Tool Co., Ltd.	2,200	27,210
Takuma Co., Ltd.	25,000	311,463
Tama Home Co., Ltd.	5,900	54,479
Tamron Co., Ltd.	6,000	85,468
Tamura Corp.	26,000	124,917
Tanseisha Co., Ltd.	11,750	117,216
Tateru, Inc. (e)	3,600	9,782
Tatsuta Electric Wire and Cable Co., Ltd.	17,000	74,879
Tayca Corp.	6,000	89,158
Tazmo Co., Ltd.	900	5,414
TBK Co., Ltd.	8,000	29,426
TDC Soft, Inc.	2,400	17,717
Teac Corp. (a)	4,000	6,768
TechMatrix Corp.	2,900	43,999
TECHNO ASSOCIE Co., Ltd.	300	3,141
Techno Medica Co., Ltd.	2,400	45,647
Techno Ryowa, Ltd.	4,800	37,365
TechnoPro Holdings, Inc.	3,400	138,881
Tecnos Japan, Inc.	2,000	12,454
Teikoku Electric Manufacturing Co., Ltd.	6,800	80,367
Teikoku Sen-I Co., Ltd.	6,900	135,103
Teikoku Tsushin Kogyo Co., Ltd.	3,000	31,705
Tenma Corp.	6,200	103,394
Tenpos Holdings Co., Ltd.	700	12,387
Teraoka Seisakusho Co., Ltd.	200	927
Terilogy Co., Ltd. (a)	1,600	15,585
Tigers Polymer Corp.	2,200	12,263
TKC Corp.	6,700	236,510
Toa Corp.	9,600	86,653
Toa Corp.	5,800	69,008
Toa Oil Co., Ltd.	3,200	44,785
TOA ROAD Corp.	1,800	50,743
Toabo Corp. (a)	3,400	14,289
Toagosei Co., Ltd.	37,000	411,059
Tobishima Corp.	5,560	70,991
TOC Co., Ltd.	15,800	104,846
Tocalo Co., Ltd.	19,200	147,191
Tochigi Bank, Ltd. (The)	38,200	86,751
Toda Kogyo Corp.	1,100	22,118
Toei Animation Co., Ltd.	4,300	159,226
Toei Co., Ltd.	2,500	295,469
Toell Co., Ltd.	1,400	8,435

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Toenec Corp.	3,200	$83,884
Toho Bank, Ltd. (The)	83,000	235,461
Toho Co., Ltd.	2,700	53,495
Toho Holdings Co., Ltd.	12,600	306,769
Toho Titanium Co., Ltd.	4,500	41,701
Toho Zinc Co., Ltd.	5,000	151,817
Tohoku Bank, Ltd. (The)	4,700	48,074
Tohokushinsha Film Corp.	4,800	25,588
Tohto Suisan Co., Ltd.	1,400	25,521
Tokai Corp.	7,800	200,000
TOKAI Holdings Corp.	23,700	189,117
Tokai Lease Co., Ltd.	1,600	25,121
Tokai Rika Co., Ltd.	8,800	144,877
Tokai Tokyo Financial Holdings, Inc.	45,600	196,558
Token Corp.	2,460	144,871
Tokushu Tokai Paper Co., Ltd.	3,300	123,155
Tokuyama Corp.	12,600	276,189
Tokyo Base Co., Ltd. (a)	2,200	10,749
Tokyo Dome Corp.	31,000	262,812
Tokyo Electron Device, Ltd.	2,400	37,398
Tokyo Energy & Systems, Inc.	8,000	70,661
Tokyo Individualized Educational Institute, Inc.	1,400	13,075
Tokyo Keiki, Inc.	4,200	35,371
Tokyo Ohka Kogyo Co., Ltd.	13,100	348,274
Tokyo Rakutenchi Co., Ltd.	1,300	56,624
Tokyo Rope Manufacturing Co., Ltd.	4,600	39,201
Tokyo Sangyo Co., Ltd.	12,000	54,342
Tokyo Seimitsu Co., Ltd.	13,800	351,578
Tokyo Steel Manufacturing Co., Ltd.	36,800	297,058
Tokyo Tekko Co., Ltd.	3,400	34,683
Tokyo Theatres Co., Inc.	2,900	32,147
Tokyo TY Financial Group, Inc.	9,724	151,242
Tokyotokeiba Co., Ltd. (e)	3,100	76,484
Tokyu Construction Co., Ltd.	2,900	26,245
Tokyu Recreation Co., Ltd.	1,200	51,233
Toli Corp.	20,000	45,572
Tomato Bank, Ltd.	4,200	41,893
Tomen Devices Corp.	1,500	31,083
Tomoe Corp.	12,500	39,262
Tomoe Engineering Co., Ltd.	2,100	46,255
Tomoegawa Co., Ltd.	2,400	21,468
Tomoku Co., Ltd.	5,400	82,837
TOMONY Holdings, Inc.	56,900	209,830
Tomy Co., Ltd.	22,400	222,637
Tonami Holdings Co., Ltd.	2,200	112,825
Topcon Corp.	19,200	251,910
Toppan Forms Co., Ltd.	19,800	154,848
Topre Corp.	11,900	235,256
Topy Industries, Ltd.	6,800	138,829
Toridolll Holdings Corp. (e)	6,900	114,416
Torigoe Co., Ltd. (The)	7,100	51,682
Torii Pharmaceutical Co., Ltd.	3,600	79,695
Torikizoku Co., Ltd.	900	14,759
Torishima Pump Manufacturing Co., Ltd.	7,700	64,763
Tosei Corp.	13,200	99,669
Toshiba Machine Co., Ltd. (e)	8,400	149,391
Toshiba Plant Systems & Services Corp.	9,300	172,142

Japan—(Continued)
Toshiba TEC Corp.	3,600	83,679
Tosho Co., Ltd.	4,800	148,819
Tosho Printing Co., Ltd.	7,000	43,002
Totetsu Kogyo Co., Ltd.	8,400	230,829
Tottori Bank, Ltd. (The)	3,700	47,671
Toukei Computer Co., Ltd.	1,400	39,440
Tow Co., Ltd.	3,600	23,254
Towa Bank, Ltd. (The)	11,500	77,600
Towa Corp.	8,000	42,106
Towa Pharmaceutical Co., Ltd.	2,800	197,138
Toyo Construction Co., Ltd.	25,499	87,227
Toyo Corp.	9,600	70,977
Toyo Denki Seizo KK	3,200	35,297
Toyo Engineering Corp. (a) (e)	7,600	43,840
Toyo Ink SC Holdings Co., Ltd. (e)	15,200	336,816
Toyo Kanetsu KK	3,800	77,418
Toyo Machinery & Metal Co., Ltd.	6,000	29,288
Toyo Securities Co., Ltd.	23,000	35,881
Toyo Sugar Refining Co., Ltd.	900	8,484
Toyo Tanso Co., Ltd. (e)	4,600	90,601
Toyo Tire & Rubber Co., Ltd.	12,100	150,501
Toyo Wharf & Warehouse Co., Ltd.	2,500	32,513
Toyobo Co., Ltd.	33,200	455,530
TPR Co., Ltd.	7,300	147,363
Trancom Co., Ltd.	2,300	118,839
Transaction Co., Ltd.	1,400	8,125
Tri Chemical Laboratories, Inc.	1,000	35,372
Trusco Nakayama Corp.	10,900	285,716
Trust Tech, Inc.	3,000	74,762
TSI Holdings Co., Ltd.	28,205	182,478
Tsubaki Nakashima Co., Ltd.	3,700	54,053
Tsubakimoto Chain Co.	9,000	293,722
Tsubakimoto Kogyo Co., Ltd.	1,600	44,814
Tsudakoma Corp.	1,600	24,942
Tsugami Corp.	17,000	98,361
Tsukada Global Holdings, Inc.	7,200	38,015
Tsukamoto Corp. Co., Ltd.	2,100	19,107
Tsukishima Kikai Co., Ltd.	8,600	99,693
Tsukuba Bank, Ltd.	34,500	68,035
Tsukui Corp.	18,800	141,876
Tsurumi Manufacturing Co., Ltd.	6,100	106,744
Tsutsumi Jewelry Co., Ltd.	3,200	53,803
TV Asahi Holdings Corp.	600	10,701
TV Tokyo Holdings Corp.	3,700	78,866
TYK Corp.	6,000	20,066
U-Shin, Ltd. (a)	8,400	74,397
UACJ Corp.	10,685	207,861
Uchida Yoko Co., Ltd.	4,200	100,538
Ueki Corp.	1,100	22,776
UKC Holdings Corp.	5,000	83,075
Ulvac, Inc.	8,700	250,058
UMC Electronics Co., Ltd.	700	11,228
Umenohana Co., Ltd.	600	13,061
Uniden Holdings Corp.	2,500	44,677
Union Tool Co.	3,400	90,162
Unipres Corp.	13,900	234,582
United Arrows, Ltd.	6,000	191,691

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
United Super Markets Holdings, Inc.	20,700	$226,061
UNITED, Inc.	2,200	29,176
Unitika, Ltd. (a)	15,600	65,544
Unizo Holdings Co., Ltd.	6,000	112,201
Usen-Next Holdings Co., Ltd. (a)	2,700	22,605
Ushio, Inc.	39,000	412,438
UT Group Co., Ltd. (a)	7,600	131,540
Utoc Corp.	5,100	22,045
Uzabase, Inc. (a)	1,200	17,966
V Technology Co., Ltd.	1,000	114,405
V-Cube, Inc. (a)	2,100	7,053
Valor Holdings Co., Ltd.	11,800	285,795
ValueCommerce Co., Ltd.	3,200	35,278
Vector, Inc.	4,800	63,234
VeriServe Corp.	500	21,227
VIA Holdings, Inc. (a)	1,600	9,723
Village Vanguard Co., Ltd.	2,300	19,495
VINX Corp.	1,000	11,910
Vision, Inc. (a)	1,400	47,890
Vital KSK Holdings, Inc.	14,200	145,459
Vitec Holdings Co., Ltd.	3,700	60,769
Voyage Group, Inc.	1,500	14,368
VT Holdings Co., Ltd.	24,300	91,162
Wacoal Holdings Corp.	13,400	346,011
Wacom Co., Ltd.	23,300	97,504
Wakachiku Construction Co., Ltd.	4,600	64,985
Wakamoto Pharmaceutical Co., Ltd.	9,000	23,283
Wakita & Co., Ltd.	15,300	154,751
Warabeya Nichiyo Holdings Co., Ltd.	5,000	88,026
Waseda Academy Co., Ltd.	700	12,425
Watahan & Co., Ltd.	1,600	32,705
WATAMI Co., Ltd.	7,600	90,507
WDB Holdings Co., Ltd.	1,700	36,520
Weathernews, Inc.	2,100	54,020
West Holdings Corp.	7,200	82,641
Will Group, Inc.	2,200	16,828
WIN-Partners Co., Ltd.	2,500	21,738
WirelessGate, Inc.	1,000	3,627
Wood One Co., Ltd.	2,600	24,600
World Holdings Co., Ltd.	1,200	23,234
Wowow, Inc.	2,200	60,413
Xebio Holdings Co., Ltd.	8,700	99,740
Y.A.C. Holdings Co., Ltd.	3,900	20,836
YA-MAN, Ltd.	4,400	55,712
Yachiyo Industry Co., Ltd.	3,900	23,581
Yahagi Construction Co., Ltd.	10,900	69,499
Yaizu Suisankagaku Industry Co., Ltd.	4,400	40,539
Yakuodo Co., Ltd.	1,600	37,742
YAMABIKO Corp.	12,800	117,992
YAMADA Consulting Group Co., Ltd.	1,600	24,353
Yamagata Bank, Ltd. (The)	10,400	198,935
Yamaichi Electronics Co., Ltd.	8,200	86,804
Yamanashi Chuo Bank, Ltd. (The)	11,800	151,041
Yamatane Corp.	3,400	51,857
Yamato Corp.	6,600	29,341
Yamato International, Inc.	6,700	24,748
Yamato Kogyo Co., Ltd.	10,500	244,717

Japan—(Continued)
Yamaya Corp.	1,150	23,135
Yamazawa Co., Ltd.	1,000	15,891
Yamazen Corp.	19,500	181,539
Yaoko Co., Ltd.	3,700	203,228
Yashima Denki Co., Ltd.	7,500	50,203
Yasuda Logistics Corp.	7,400	52,869
Yasunaga Corp.	1,700	20,633
Yellow Hat, Ltd.	5,800	139,247
Yodogawa Steel Works, Ltd.	7,600	151,882
Yokogawa Bridge Holdings Corp.	12,800	192,251
Yokohama Reito Co., Ltd.	16,800	139,322
Yokowo Co., Ltd.	5,200	67,281
Yomeishu Seizo Co., Ltd.	3,000	61,104
Yomiuri Land Co., Ltd.	1,300	44,908
Yondenko Corp.	1,600	37,830
Yondoshi Holdings, Inc.	4,600	91,443
Yorozu Corp.	7,900	98,711
Yoshinoya Holdings Co., Ltd.	4,900	81,025
Yossix Co., Ltd.	400	10,211
Yuasa Funashoku Co., Ltd.	1,300	41,939
Yuasa Trading Co., Ltd.	5,800	165,469
Yuken Kogyo Co., Ltd.	1,700	28,869
Yuki Gosei Kogyo Co., Ltd.	6,000	10,519
Yume No. Machi Souzou Iinkai Co., Ltd.	3,500	41,252
Yumeshin Holdings Co., Ltd.	10,100	72,389
Yurtec Corp.	12,000	92,765
Yushiro Chemical Industry Co., Ltd.	3,700	40,009
Yutaka Giken Co., Ltd.	600	9,774
Zappallas, Inc. (a)	4,900	16,096
Zenrin Co., Ltd.	10,950	230,905
ZIGExN Co., Ltd. (a)	8,400	39,194
Zojirushi Corp.	9,800	86,642
Zuiko Corp.	1,000	23,564
Zuken, Inc.	5,400	73,944

		138,564,896

Jersey, Channel Islands—0.1%
Centamin plc	342,133	476,928

Jordan—0.1%
Hikma Pharmaceuticals plc	21,469	466,759

Kazakhstan—0.1%
KAZ Minerals plc	42,164	285,960

Liechtenstein—0.1%
Liechtensteinische Landesbank AG	2,973	194,017
VP Bank AG	803	115,492

		309,509

Luxembourg—0.1%
APERAM S.A.	21,182	556,155
L’Occitane International S.A.	68,750	124,985

		681,140

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Macau—0.0%
Macau Legend Development, Ltd.	359,000	$62,166

Malaysia—0.0%
Nam Cheong, Ltd. (a)	321,000	1,412

Malta—0.1%
Kindred Group plc	49,604	457,928

Monaco—0.1%
Endeavour Mining Corp. (a) (e)	16,215	265,341

Netherlands—2.9%
Aalberts Industries NV	34,547	1,143,800
Accell Group	11,127	240,219
Altice Europe NV - Class A (a) (e)	57,865	111,718
AMG Advanced Metallurgical Group NV	11,371	363,833
Amsterdam Commodities NV	6,535	130,320
Arcadis NV (e)	35,066	426,283
Argenx SE (a)	4,113	397,780
ASM International NV	19,662	809,246
Atrium European Real Estate, Ltd. (a)	66,764	246,846
Basic-Fit NV (a)	6,680	198,039
BE Semiconductor Industries NV (e)	37,120	779,257
Beter Bed Holding NV	5,373	22,068
BinckBank NV	28,201	196,757
Boskalis Westminster	23,702	586,699
Brack Capital Properties NV (a)	716	68,374
Brunel International NV	9,034	112,420
Corbion NV	20,382	570,108
Euronext NV	16,910	971,157
Flow Traders	9,083	290,119
ForFarmers NV	4,418	40,638
Fugro NV (a) (e)	22,630	194,312
Funcom NV (a)	17,843	24,723
Gemalto NV (a)	19,133	1,110,351
GrandVision NV	5,364	117,614
Heijmans NV (a)	11,179	101,951
Hunter Douglas NV	2,423	161,112
IMCD Group NV	10,589	676,238
Intertrust NV	14,607	245,268
KAS Bank NV	6,580	44,418
Kendrion NV	4,048	96,747
Koninklijke BAM Groep NV (e)	112,237	321,005
Koninklijke Vopak NV	13,904	629,857
Lucas Bols B.V. (a) (d)	1,325	23,214
Nederland Apparatenfabriek	2,241	105,758
New World Resources plc - A Shares (a) (b)	11,898	7
OCI NV (a) (e)	16,061	326,004
Ordina NV	44,115	71,402
PostNL NV	180,576	411,241
Rhi Magnesita NV (d) (e)	6,294	311,126
SBM Offshore NV	72,035	1,066,453
Shop Apotheke Europe NV (a)	2,106	91,073
SIF Holding NV (e)	1,259	16,742
Signify NV	23,840	559,588
Sligro Food Group NV	10,629	423,374
SNS REAAL NV (a) (b) (c)	105,329	0

Netherlands—(Continued)
Takeaway.com NV (a)	2,305	154,916
TKH Group NV	13,932	650,047
TomTom NV (a)	51,405	462,865
Van Lanschot Kempen NV	2,558	57,905
Wessanen (e)	31,675	288,950

		16,449,942

New Zealand—0.8%
Abano Healthcare Group, Ltd.	880	3,818
Air New Zealand, Ltd.	109,511	228,058
Briscoe Group, Ltd.	13,123	29,770
Chorus, Ltd.	129,598	421,368
Ebos Group, Ltd.	22,764	306,974
Eroad, Ltd. (a)	4,808	8,113
Freightways, Ltd.	38,693	191,032
Genesis Energy, Ltd.	71,444	124,885
Gentrack Group, Ltd.	7,810	26,379
Hallenstein Glasson Holdings, Ltd.	19,012	53,361
Heartland Group Holdings, Ltd.	72,313	66,980
Infratil, Ltd.	173,171	423,811
Investore Property, Ltd.	15,456	15,856
Kathmandu Holdings, Ltd.	24,348	44,649
Mainfreight, Ltd.	18,914	390,284
Methven, Ltd.	19,898	20,572
Metlifecare, Ltd.	34,148	123,186
Metro Performance Glass, Ltd.	8,816	3,308
Michael Hill International, Ltd.	82,929	36,111
New Zealand Refining Co., Ltd. (The)	27,432	43,307
NZME, Ltd.	71,247	23,327
NZX, Ltd.	83,876	56,817
Pacific Edge, Ltd. (a)	17,353	3,941
PGG Wrightson, Ltd.	58,545	20,037
Port of Tauranga, Ltd.	40,648	136,508
Pushpay Holdings, Ltd. (a)	3,934	8,332
Restaurant Brands New Zealand, Ltd.	33,397	186,565
Rubicon, Ltd. (a)	9,922	1,395
Sanford, Ltd.	314	1,390
Scales Corp., Ltd.	16,784	50,629
Skellerup Holdings, Ltd.	39,167	53,164
SKY Network Television, Ltd.	114,579	142,031
SKYCITY Entertainment Group, Ltd.	173,489	412,747
Summerset Group Holdings, Ltd.	32,970	141,133
Synlait Milk, Ltd. (a)	8,918	53,517
Tourism Holdings, Ltd.	21,653	74,913
TOWER, Ltd. (a)	59,836	29,922
Trade Me Group, Ltd.	106,241	453,819
Trustpower, Ltd.	13,980	57,677
Vector, Ltd.	15,347	34,320
Warehouse Group, Ltd. (The)	39,693	54,618
Z Energy, Ltd.	25,432	93,489

		4,652,113

Norway—0.9%
ABG Sundal Collier Holding ASA	134,443	70,740
AF Gruppen ASA	1,628	24,907
Akastor ASA (a)	47,184	70,947

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Norway—(Continued)
Aker Solutions ASA (a)	37,475	$172,452
American Shipping Co. ASA (a)	19,821	76,179
Archer, Ltd. (a)	19,287	9,616
Atea ASA (a)	19,449	250,185
Austevoll Seafood ASA	22,546	278,189
Avance Gas Holding, Ltd. (a)	14,826	21,377
Axactor SE (a)	33,599	72,912
B2Holding ASA	20,790	29,354
Bionor Pharma ASA	3,359	14,931
Bonheur ASA	10,311	111,766
Borregaard ASA	26,596	230,271
BW Offshore, Ltd. (a)	33,722	124,726
Data Respons ASA	8,529	22,130
DNO ASA	152,532	222,436
DOF ASA (a)	47,311	17,559
Europris ASA (a)	8,613	22,945
Frontline, Ltd. (a)	24,306	137,181
Grieg Seafood ASA	11,731	137,926
Hexagon Composites ASA	28,187	79,453
Hoegh LNG Holdings, Ltd.	13,626	60,046
IDEX Corp. (a) (e)	53,185	18,801
Itera ASA	17,553	17,033
Kongsberg Automotive ASA (a)	176,177	155,348
Kongsberg Gruppen ASA	8,787	119,403
Kvaerner ASA (a)	60,872	84,456
Magnora ASA	16,466	12,346
NEL ASA (a)	221,285	117,791
Next Biometrics Group (a)	1,748	5,636
Nordic Nanovector ASA (a)	11,170	65,227
Nordic Semiconductor ASA (a) (e)	36,041	120,265
Norway Royal Salmon ASA	3,880	80,280
Norwegian Air Shuttle ASA (a)	8,756	174,221
Norwegian Finans Holding ASA (a)	19,332	150,558
Norwegian Property ASA	46,727	57,244
Ocean Yield ASA	12,183	83,185
Odfjell Drilling, Ltd. (a)	15,318	36,838
Odfjell SE - A Shares	1,949	6,644
Olav Thon Eiendomsselskap ASA	1,135	18,394
Otello Corp. ASA (a)	21,316	32,613
Panoro Energy ASA (a) (e)	16,444	22,750
Petroleum Geo-Services ASA (a)	73,446	100,803
PhotoCure ASA (a) (e)	5,477	30,373
ProSafe SE (a)	16,437	25,344
Protector Forsikring ASA (a)	13,480	74,717
Q-Free ASA (a)	24,256	21,560
Sbanken ASA	17,156	148,735
Scatec Solar ASA	26,893	228,384
Selvaag Bolig ASA	7,900	36,932
Solstad Offshore ASA (a) (e)	53,910	10,814
Spectrum ASA	10,674	45,239
Stolt-Nielsen, Ltd.	7,397	87,334
Treasure ASA	21,003	28,131
Veidekke ASA	28,524	320,341
Wilh Wilhelmsen Holding ASA - Class A	4,777	88,992
XXL ASA	17,225	52,321

		4,937,281

Peru—0.0%
Hochschild Mining plc	74,658	148,006

Philippines—0.0%
Del Monte Pacific, Ltd. (a)	77,636	7,113

Portugal—0.4%
Altri SGPS S.A.	27,747	183,836
Banco Comercial Portugues S.A. - Class R (a)	2,143,248	561,508
Banco Espirito Santo S.A. (a) (b) (c)	89,078	0
CTT-Correios de Portugal S.A.	34,069	114,756
Mota-Engil SGPS S.A. (a) (e)	40,942	75,130
Navigator Co. S.A. (The)	71,289	294,051
NOS SGPS S.A.	73,113	442,516
Novabase SGPS S.A.	7,827	18,128
REN - Redes Energeticas Nacionais SGPS S.A.	122,322	340,933
Semapa-Sociedade de Investimento e Gestao	4,163	62,521
Sonae SGPS S.A.	280,308	259,803
Teixeira Duarte S.A. (a)	59,382	9,175

		2,362,357

Russia—0.0%
Evraz plc	13,430	82,262
Petropavlovsk plc (a)	192,556	15,506

		97,768

Singapore—1.1%
Abterra, Ltd. (a) (b) (d)	51,720	1,112
Accordia Golf Trust	74,500	27,612
AEM Holdings, Ltd.	46,900	28,073
Ascendas India Trust	171,500	135,941
ASL Marine Holdings, Ltd. (a)	52,500	2,273
Avarga, Ltd.	46,000	6,513
Baker Technology, Ltd. (a)	33,200	10,360
Banyan Tree Holdings, Ltd.	97,700	40,926
Best World International, Ltd.	80,000	154,525
Bonvests Holdings, Ltd.	18,000	16,508
Boustead Projects, Ltd.	24,607	14,789
Boustead Singapore, Ltd.	82,025	48,105
BreadTalk Group, Ltd.	54,200	32,609
Bukit Sembawang Estates, Ltd.	69,100	286,443
BW LPG, Ltd. (a)	25,142	75,710
Centurion Corp., Ltd.	38,000	11,547
China Aviation Oil Singapore Corp., Ltd.	94,800	73,796
Chip Eng Seng Corp., Ltd.	157,000	75,706
Chuan Hup Holdings, Ltd.	125,000	25,221
CITIC Envirotech, Ltd.	207,500	57,904
CNQC International Holdings, Ltd.	82,500	18,234
COSCO Shipping International Singapore Co., Ltd. (a)	272,500	65,560
Creative Technology, Ltd. (a)	16,300	45,406
CSE Global, Ltd.	197,000	54,631
CW Group Holdings, Ltd. (b) (c) (d)	106,000	2,346
Delfi, Ltd.	66,000	63,417
Dyna-Mac Holdings, Ltd. (a)	98,000	8,148
Elec & Eltek International Co., Ltd.	23,000	29,900
Ezion Holdings, Ltd. (a)	753,729	25,489
Ezra Holdings, Ltd. (a) (b) (c) (d)	1,000,703	7,599

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Far East Orchard, Ltd.	74,044	$65,188
First Resources, Ltd.	86,700	97,719
Food Empire Holdings, Ltd.	54,000	20,301
Fragrance Group, Ltd.	752,800	74,880
Gallant Venture, Ltd. (a)	126,000	12,283
Geo Energy Resources, Ltd.	155,000	19,050
GK Goh Holdings, Ltd.	12,000	7,968
GL, Ltd.	188,000	101,415
Golden Agri-Resources, Ltd.	988,100	177,119
Golden Energy & Resources, Ltd.	69,000	11,134
GuocoLand, Ltd.	35,500	46,747
Halcyon Agri Corp., Ltd.	188,713	53,946
Hanwell Holdings, Ltd.	19,000	2,411
Haw Par Corp., Ltd.	19,600	172,691
Hi-P International, Ltd.	50,200	32,293
Hiap Hoe, Ltd.	58,000	37,023
Ho Bee Land, Ltd.	67,200	116,842
Hong Fok Corp., Ltd.	146,740	73,095
Hong Leong Asia, Ltd. (a)	82,000	29,366
Hong Leong Finance, Ltd.	13,300	24,754
Hotel Grand Central, Ltd.	25,900	23,734
Hour Glass, Ltd. (The)	129,000	59,076
Hwa Hong Corp., Ltd.	138,000	29,363
Hyflux, Ltd. (a) (b) (c) (d)	179,500	3,051
iFAST Corp., Ltd.	25,500	20,016
IGG, Inc.	287,000	389,626
Indofood Agri Resources, Ltd.	152,000	21,226
Japfa, Ltd.	89,700	47,837
k1 Ventures, Ltd. (b) (c)	80,800	368
Kenon Holdings, Ltd.	2,312	34,713
Keppel Infrastructure Trust	549,659	195,139
Keppel Telecommunications & Transportation, Ltd.	44,000	60,047
Koh Brothers Group, Ltd.	97,000	15,301
KSH Holdings, Ltd.	25,700	9,442
Lian Beng Group, Ltd.	116,900	39,718
Low Keng Huat Singapore, Ltd.	122,600	42,277
Lum Chang Holdings, Ltd.	115,000	27,818
M1, Ltd.	89,500	137,143
Metro Holdings, Ltd.	141,600	104,848
Mewah International, Inc.	110,000	17,756
Midas Holdings, Ltd. (a) (b) (c) (d)	452,000	11,939
mm2 Asia, Ltd. (a)	76,600	17,731
NSL, Ltd.	15,000	12,326
Overseas Union Enterprise, Ltd.	119,200	124,950
Oxley Holdings, Ltd.	142,164	30,267
Pan-United Corp., Ltd.	53,750	9,460
Penguin International, Ltd.	64,333	14,130
Q&M Dental Group Singapore, Ltd.	41,800	15,332
QAF, Ltd.	74,167	31,797
Raffles Education Corp., Ltd. (a)	500,206	41,624
Raffles Medical Group, Ltd.	151,385	121,815
RHT Health Trust	84,400	45,214
Rickmers Maritime (a) (b) (c)	110,000	0
Riverstone Holdings, Ltd.	59,300	49,552
Roxy-Pacific Holdings, Ltd.	94,325	26,910
SBS Transit, Ltd.	40,500	79,629
Sembcorp Marine, Ltd.	77,300	86,882

Singapore—(Continued)
Sheng Siong Group, Ltd.	133,900	104,168
SHS Holdings, Ltd.	47,000	6,483
SIA Engineering Co., Ltd.	51,000	84,975
SIIC Environment Holdings, Ltd.	167,400	33,771
Sinarmas Land, Ltd.	618,500	113,410
Sing Holdings, Ltd.	82,000	23,056
Singapore Post, Ltd.	314,800	210,790
Singapore Reinsurance Corp., Ltd.	1,000	209
Stamford Land Corp., Ltd.	278,000	99,887
StarHub, Ltd.	107,000	137,001
Sunningdale Tech, Ltd.	41,100	43,165
Swiber Holdings, Ltd. (a) (b) (c) (d)	117,749	1,762
Tuan Sing Holdings, Ltd.	169,000	44,435
UMS Holdings, Ltd.	116,250	48,156
United Engineers, Ltd.	138,000	256,201
United Industrial Corp., Ltd.	13,600	27,249
United Overseas Insurance, Ltd.	4,000	19,516
UOB-Kay Hian Holdings, Ltd.	136,495	116,951
Vibrant Group, Ltd. (a)	47,600	4,994
Vicom, Ltd.	2,000	8,805
Wee Hur Holdings, Ltd.	85,000	13,037
Wheelock Properties Singapore, Ltd. (b) (d)	66,800	102,924
Wing Tai Holdings, Ltd.	159,621	225,685
XP Power, Ltd.	4,116	110,386
Yeo Hiap Seng, Ltd.	19,712	12,627
Yongnam Holdings, Ltd. (a)	241,875	33,566

		6,503,894

South Africa—0.0%
Caledonia Mining Corp. plc	1,300	6,704
Petra Diamonds, Ltd. (a)	279,686	133,666

		140,370

Spain—2.6%
Acciona S.A.	7,805	659,057
Acerinox S.A.	70,013	694,893
Alantra Partners S.A.	4,852	77,020
Almirall S.A.	20,705	315,342
Amper S.A. (a) (e)	224,339	60,866
Applus Services S.A.	33,014	365,310
Atresmedia Corp. de Medios de Comunicacion S.A.	21,362	106,176
Azkoyen S.A.	1,608	12,037
Baron de Ley (a)	1,039	129,743
Bolsas y Mercados Espanoles SHMSF S.A.	27,936	777,004
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cellnex Telecom S.A. (a)	33,924	866,593
Cia de Distribucion Integral Logista Holdings S.A.	9,084	227,054
Cie Automotive S.A.	17,266	424,350
Construcciones y Auxiliar de Ferrocarriles S.A.	5,880	242,989
Distribuidora Internacional de Alimentacion S.A. (e)	184,598	96,959
Duro Felguera S.A. (a) (e)	925,200	12,122
Ebro Foods S.A.	25,801	514,471
eDreams ODIGEO S.A. (a)	14,588	39,703
Elecnor S.A.	11,262	169,986
Enagas S.A.	50,570	1,365,521
Ence Energia y Celulosa S.A	61,968	389,299

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
Ercros S.A. (e)	60,314	$213,486
Euskaltel S.A.	9,150	73,299
Faes Farma S.A.	131,897	446,810
Fluidra S.A. (a)	16,366	183,607
Fomento de Construcciones y Contratas S.A. (a)	4,419	59,156
Global Dominion Access S.A. (a)	22,896	112,494
Grupo Catalana Occidente S.A.	20,412	761,540
Grupo Empresarial San Jose S.A. (a)	8,320	43,744
Grupo Ezentis S.A. (a) (e)	78,251	42,371
Iberpapel Gestion S.A.	1,128	43,272
Indra Sistemas S.A. (a)	42,149	397,294
Laboratorios Farmaceuticos Rovi S.A.	3,511	70,115
Liberbank S.A. (a)	273,963	136,675
Masmovil Ibercom S.A. (a)	2,894	64,449
Mediaset Espana Comunicacion S.A.	49,361	311,395
Melia Hotels International S.A.	24,250	228,166
Miquel y Costas & Miquel S.A.	11,154	215,907
Obrascon Huarte Lain S.A. (e)	35,775	26,777
Papeles y Cartones de Europa S.A.	22,293	428,583
Parques Reunidos Servicios Centrales S.A. Unipersonal	153	1,888
Pharma Mar S.A. (a)	72,263	89,896
Prim S.A.	3,013	36,108
Promotora de Informaciones S.A. - Class A (a)	87,762	175,924
Prosegur Cia de Seguridad S.A.	54,905	278,208
Quabit Inmobiliaria S.A. (a)	21,835	32,362
Realia Business S.A. (a)	143,011	148,989
Sacyr S.A. (e)	115,740	229,032
Solaria Energia y Medio Ambiente S.A. (a)	19,439	87,374
Talgo S.A. (a)	15,339	93,822
Tecnicas Reunidas S.A. (e)	11,115	271,170
Telepizza Group S.A.	5,237	35,322
Tubacex S.A. (a)	28,250	80,885
Tubos Reunidos S.A. (a)	21,752	3,534
Vidrala S.A.	7,634	644,728
Viscofan S.A.	14,797	815,675
Vocento S.A. (a)	18,128	22,723
Zardoya Otis S.A.	32,950	234,628

		14,687,903

Sweden—3.0%
Acando AB	32,705	107,830
AddLife AB	8,064	186,061
AddNode Group AB	7,307	85,182
AddTech AB - B Shares	21,786	388,494
AF AB - B Shares	19,518	354,122
Ahlsell AB	11,855	69,594
Ahlstrom-Munksjo Oyj (e)	17,418	241,738
Alimak Group AB	8,296	103,091
Arise AB (a)	4,852	9,309
Arjo AB - B Shares	32,933	105,758
Atrium Ljungberg AB - B Shares	6,009	103,178
Attendo AB	20,278	180,397
Avanza Bank Holding AB	7,660	366,971
BE Group AB (a)	1,962	8,003
Beijer Alma AB	15,250	223,564
Beijer Electronics Group AB (a)	7,843	32,019

Sweden—(Continued)
Beijer Ref AB	20,376	334,680
Bergman & Beving AB - B Shares	12,796	122,182
Besqab AB	1,061	11,753
Betsson AB (a)	30,653	252,980
Bilia AB - A Shares	34,008	318,372
BillerudKorsnas AB	11,161	133,181
BioGaia AB - B Shares	6,083	217,687
Biotage AB	18,332	226,364
Bjorn Borg AB (a)	9,936	21,769
Bonava AB	928	11,396
Bonava AB - B Shares	15,671	202,253
Bravida Holding AB	36,168	249,864
Bufab AB	7,973	77,347
Bulten AB	3,161	31,509
Bure Equity AB	17,448	214,074
Byggmax Group AB	18,326	66,075
Catena AB	5,959	148,456
Clas Ohlson AB - B Shares	13,900	121,157
Cloetta AB - B Shares	92,493	254,249
Coor Service Management Holding AB	4,997	39,757
Corem Property Group AB - B Shares	12,248	14,777
Dios Fastigheter AB	35,250	224,354
Dometic Group AB	22,651	141,028
Doro AB (a)	3,391	13,049
Duni AB	14,094	156,334
Dustin Group AB	18,741	155,323
Eastnine AB	7,088	74,405
Elanders AB - B Shares	1,453	14,276
Enea AB (a)	4,082	46,873
eWork Group AB	2,864	26,733
Fabege AB	5,274	70,212
Fagerhult AB (e)	13,852	119,234
FastPartner AB	5,698	38,738
Fingerprint Cards AB - Class B (a)	28,890	33,084
Getinge AB - B Shares	10,655	96,640
Granges AB	19,836	180,675
Gunnebo AB	12,816	32,459
Haldex AB	16,480	128,658
Heba Fastighets AB	944	13,576
Hembla AB (a)	1,637	27,385
Hemfosa Fastigheter AB	35,677	281,874
HIQ International AB (a)	11,690	62,558
HMS Networks AB	6,144	85,370
Hoist Finance AB	3,999	19,546
Holmen AB - B Shares	22,293	441,317
Humana AB	5,221	35,341
Indutrade AB	10,177	236,631
Inwido AB	5,704	35,746
ITAB Shop Concept AB - Class B	1,944	3,300
JM AB (e)	23,748	462,711
KappAhl AB	29,980	58,697
Klovern AB - B Shares	158,702	184,200
Know It AB	9,489	164,239
Kungsleden AB	56,456	400,992
Lagercrantz Group AB - B Shares	19,997	194,642
Lindab International AB	21,316	153,128
Loomis AB - Class B	18,371	594,441

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Medivir AB - B Shares (a)	10,470	$28,246
Mekonomen AB	9,225	95,132
Momentum Group AB - Class B	12,796	117,154
MQ Holding AB	9,112	10,362
Mycronic AB	25,742	344,661
NCC AB - B Shares	1,433	22,351
Nederman Holding AB	4,695	47,794
Net Insight AB - Class B (a)	74,697	22,609
NetEnt AB (a)	45,991	189,449
New Wave Group AB - B Shares	15,773	84,304
Nobia AB	40,224	223,187
Nobina AB	28,840	195,170
Nolato AB - B Shares	9,452	392,486
Nordic Waterproofing Holding	1,577	12,684
NP3 Fastigheter AB	9,288	64,024
Nyfosa AB (a)	35,677	172,106
OEM International AB - B Shares	2,810	60,386
Opus Group AB (e)	92,554	50,052
Orexo AB (a)	3,585	23,768
Pandox AB	2,349	39,038
Peab AB	52,083	426,729
Platzer Fastigheter Holding AB - Class B	8,865	59,815
Pricer AB - B Shares	32,212	33,825
Proact IT Group AB	2,832	52,139
Qliro Group AB (a)	24,348	25,264
Ratos AB - B Shares	45,770	120,570
RaySearch Laboratories AB (a)	8,231	89,774
Recipharm AB - B Shares (a)	10,924	139,946
Rottneros AB	26,936	25,169
Sagax AB - Class B	14,540	212,458
SAS AB (a)	71,824	169,070
Scandi Standard AB	15,006	104,897
Scandic Hotels Group AB	14,577	128,686
Sectra AB - B Shares (a)	5,545	118,130
Semcon AB	5,540	29,642
Sensys Gatso Group AB (a)	269,456	55,654
SkiStar AB	9,076	211,800
Sweco AB - B Shares	14,540	323,687
Systemair AB	5,455	59,575
Thule Group AB	29,592	542,895
Troax Group AB	3,823	110,199
VBG Group AB - B Shares	746	10,704
Victoria Park AB - B Shares	5,633	22,994
Vitrolife AB	14,622	242,252
Wallenstam AB - B Shares	36,614	339,351
Wihlborgs Fastigheter AB	53,876	624,249

		17,117,399

Switzerland—5.1%
Allreal Holding AG (a)	3,866	601,881
Alpiq Holding AG (a)	156	12,151
ALSO Holding AG (a)	1,366	154,546
APG SGA S.A.	468	157,327
Arbonia AG (a) (e)	10,560	115,832
Aryzta AG (a) (e)	188,450	209,292
Ascom Holding AG (e)	12,379	171,456

Switzerland—(Continued)
Autoneum Holding AG	1,187	178,251
Bachem Holding AG - Class B	176	20,400
Banque Cantonale de Geneve	750	146,522
Banque Cantonale Vaudoise	443	334,395
Belimo Holding AG	131	525,823
Bell Food Group AG	880	273,213
Bellevue Group AG (a)	3,322	67,082
Berner Kantonalbank AG	1,950	386,313
BFW Liegenschaften AG (a)	528	22,889
BKW AG	4,798	335,762
Bobst Group S.A.	3,743	259,467
Bossard Holding AG - Class A (e)	2,139	306,113
Bucher Industries AG	2,604	702,521
Burckhardt Compression Holding AG	769	180,760
Burkhalter Holding AG	1,291	102,661
Calida Holding AG (a)	2,002	61,796
Carlo Gavazzi Holding AG	48	11,949
Cembra Money Bank AG	7,813	620,169
Cham Group AG (a)	113	47,591
Cicor Technologies, Ltd. (a)	644	25,851
Cie Financiere Tradition S.A.	579	60,198
Coltene Holding AG	1,308	112,126
Conzzeta AG	325	253,799
Daetwyler Holding AG	2,353	299,488
DKSH Holding AG	6,626	458,088
dormakaba Holding AG (a)	840	506,069
Dufry AG (a) (e)	5,836	554,266
EDAG Engineering Group AG (a)	2,461	44,716
EFG International AG (a)	20,307	119,165
Emmi AG	773	536,638
Energiedienst Holding AG	3,530	105,951
Evolva Holding S.A. (a)	36,339	8,489
Feintool International Holding AG (a)	588	44,970
Fenix Outdoor International AG	1,091	105,670
Ferrexpo plc	89,833	222,005
Flughafen Zurich AG	4,540	749,801
Forbo Holding AG	313	439,189
GAM Holding AG (a)	68,723	271,611
Georg Fischer AG	1,225	977,274
Gurit Holding AG	164	144,965
Helvetia Holding AG	2,220	1,299,456
Hiag Immobilien Holding AG (a)	1,150	136,419
Highlight Communications AG (a)	7,829	45,392
HOCHDORF Holding AG (a)	174	18,038
Huber & Suhner AG	5,559	372,229
Implenia AG	6,413	215,657
Inficon Holding AG (a)	600	304,438
Interroll Holding AG	226	333,479
Intershop Holding AG	416	206,609
IWG plc	206,169	548,037
Jungfraubahn Holding AG	85	10,848
Kardex AG (a)	2,247	258,592
Komax Holding AG	1,292	301,692
Kudelski S.A. (a) (e)	13,221	76,047
LEM Holding S.A.	246	262,423
Logitech International S.A.	27,277	861,858
Luzerner Kantonalbank AG	1,452	680,313

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
MCH Group AG (a)	831	$16,869
Meier Tobler Group AG (e)	872	13,306
Metall Zug AG - B Shares	66	167,753
Mikron Holding AG (a)	474	3,259
Mobilezone Holding AG	11,899	132,640
Mobimo Holding AG	2,761	656,824
OC Oerlikon Corp. AG (a)	57,156	643,770
Orascom Development Holding AG (a)	5,250	79,551
Orell Fuessli Holding AG	428	38,687
Oriflame Holding AG	4,601	103,213
Orior AG	2,240	181,870
Panalpina Welttransport Holding AG	2,930	389,913
Phoenix Mecano AG	274	140,175
Plazza AG - Class A	292	66,241
PSP Swiss Property AG	10,638	1,047,403
Resurs Holding AB	20,779	128,035
Rieter Holding AG	1,344	176,331
Romande Energie Holding S.A.	111	133,306
Schaffner Holding AG (a)	238	62,588
Schmolz & Bickenbach AG (a)	161,565	88,639
Schweiter Technologies AG	381	337,580
SFS Group AG (a) (e)	3,820	297,761
Siegfried Holding AG (a)	1,571	536,422
St. Galler Kantonalbank AG	1,123	515,377
Sulzer AG	4,412	349,332
Sunrise Communications Group AG (a)	9,217	811,635
Swiss Prime Site AG (a)	1,578	127,849
Swissquote Group Holding S.A.	3,968	183,919
Tamedia AG	904	97,147
Tecan Group AG	470	91,096
U-Blox Holding AG (a) (e)	2,262	182,270
Valiant Holding AG	5,102	561,642
Valora Holding AG (a)	1,467	321,707
VAT Group AG (a)	5,378	473,575
Vaudoise Assurances Holding S.A.	423	208,554
Vetropack Holding AG	88	179,822
Von Roll Holding AG (a)	7,038	9,452
Vontobel Holding AG	9,780	502,971
VZ Holding AG	691	186,201
Walliser Kantonalbank	1,160	133,395
Warteck Invest AG (a)	25	48,556
Ypsomed Holding AG (a)	1,361	160,934
Zehnder Group AG	3,984	136,136
Zug Estates Holding AG - B Shares	83	141,512
Zuger Kantonalbank AG	59	341,948

		29,185,184

Turkey—0.0%
Global Ports Holding plc	994	5,019

United Arab Emirates—0.0%
Lamprell plc (a)	100,553	77,467

United Kingdom—15.6%
4imprint Group plc	7,338	173,664
888 Holdings plc	86,183	191,615
A.G. Barr plc	37,633	378,326

United Kingdom—(Continued)
AA plc	196,019	187,136
Acacia Mining plc (a) (e)	56,954	133,010
Advanced Medical Solutions Group plc	3,307	11,534
Afren plc (a) (b) (c) (d)	251,096	0
Aggreko plc	57,711	539,343
Air Partner plc	4,960	5,422
Anglo Pacific Group plc	35,633	67,308
Anglo-Eastern Plantations plc	4,252	30,681
Arrow Global Group plc	32,174	72,136
Ascential plc	3,642	17,460
Ashmore Group plc	106,400	493,297
ASOS plc (a)	2,250	64,934
Auto Trader Group plc	283,026	1,633,475
AVEVA Group plc	14,847	456,270
Avon Rubber plc	11,857	188,699
B&M European Value Retail S.A.	254,558	913,403
Babcock International Group plc (e)	50,927	317,638
Balfour Beatty plc	232,244	734,923
BBA Aviation plc	400,738	1,111,366
Beazley plc	163,368	1,043,797
Bellway plc	40,651	1,298,197
Berkeley Group Holdings plc	2,138	94,831
Bloomsbury Publishing plc	25,349	65,125
Bodycote plc	84,979	787,721
boohoo Group plc (a)	77,276	158,300
Bovis Homes Group plc	60,601	665,910
Braemar Shipping Services plc	7,120	18,344
Brewin Dolphin Holdings plc	101,304	414,305
Britvic plc	83,065	843,398
BTG plc (a)	65,897	696,992
Cairn Energy plc (a)	234,247	447,014
Capita plc (a)	25,195	35,805
Capital & Counties Properties plc	195,683	574,266
Carclo plc (a)	16,990	17,277
Card Factory plc	94,418	208,056
CareTech Holdings plc	6,777	29,533
Carr’s Group plc	15,540	29,757
Castings plc	2,870	13,884
Centaur Media plc	92,526	52,669
Charles Taylor plc	8,688	24,117
Chemring Group plc	123,138	252,753
Chesnara plc	58,648	258,246
Cineworld Group plc	352,995	1,181,386
City of London Investment Group plc	4,786	23,131
Clarkson plc	6,420	155,224
Close Brothers Group plc	58,401	1,068,181
CLS Holdings plc	51,405	137,557
CMC Markets plc	42,124	56,487
Cobham plc (a)	641,178	795,945
Computacenter plc	29,696	379,766
Concentric AB	16,079	217,122
Connect Group plc	113,763	62,043
Consort Medical plc	22,450	268,468
ConvaTec Group plc	76,101	134,419
Costain Group plc	28,320	113,835
Countryside Properties plc	63,705	246,188
Countrywide plc (a)	6,402	698

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Cranswick plc	19,204	$642,204
Crest Nicholson Holdings plc	50,272	209,591
CYBG plc	50,512	115,876
Daejan Holdings plc	2,053	146,883
Daily Mail & General Trust plc - Class A	91,328	667,983
Dairy Crest Group plc	54,853	294,735
Dart Group plc	1,819	17,900
De La Rue plc	32,774	175,836
Debenhams plc (e)	426,182	27,973
Devro plc	61,396	125,022
DFS Furniture plc	21,089	48,757
Dialight plc (a)	5,140	26,082
Dialog Semiconductor plc (a)	22,851	594,037
Dignity plc	19,579	173,769
Diploma plc	39,240	602,752
DiscoverIE Group plc	17,866	82,624
Dixons Carphone plc (e)	114,662	175,057
Domino’s Pizza Group plc	156,562	463,659
Drax Group plc	137,597	626,789
Dunelm Group plc (e)	31,911	219,564
EI Group plc (a)	245,184	565,405
EKF Diagnostics Holdings plc (a)	33,004	11,505
Eland Oil & Gas plc (a)	7,992	10,779
Electrocomponents plc	145,293	934,396
Elementis plc	202,330	467,411
EMIS Group plc	5,569	64,781
EnQuest plc (a)	832,061	230,954
Equiniti Group plc	32,382	88,979
Essentra plc (e)	78,989	344,731
Euromoney Institutional Investor plc	14,736	216,127
Faroe Petroleum plc (a)	11,296	21,129
FDM Group Holdings plc	8,510	80,409
Fevertree Drinks plc	5,284	147,076
Findel plc (a)	17,439	47,414
Firstgroup plc (a)	412,049	437,375
FLEX LNG, Ltd. (a)	21,214	30,219
Forterra plc	15,356	43,712
Foxtons Group plc	60,218	40,836
Fuller Smith & Turner plc - Class A	7,667	86,894
FW Thorpe plc	6,310	20,495
G4S plc	23,040	57,661
Galliford Try plc	49,848	394,622
Games Workshop Group plc	11,160	430,745
Gamma Communications plc	1,155	10,748
Gem Diamonds, Ltd. (a)	35,552	50,194
Genel Energy plc (a)	6,470	14,609
Genus plc (e)	5,966	163,076
Georgia Capital plc (a)	7,105	92,468
Go-Ahead Group plc	15,177	295,087
Gocompare.Com Group plc	86,389	75,179
Gooch & Housego plc	2,212	33,546
Goodwin plc	188	6,032
Grafton Group plc	88,160	720,350
Grainger plc	148,363	396,667
Greene King plc	121,167	815,474
Greggs plc	34,690	559,810

United Kingdom—(Continued)
Gulf Keystone Petroleum, Ltd. (a)	51,724	119,002
Gym Group plc (The)	41,701	145,279
Halfords Group plc	89,687	291,230
Hastings Group Holdings plc	8,134	19,300
Hays plc	461,035	817,898
Headlam Group plc	43,642	227,911
Helical plc (e)	47,664	193,654
Henry Boot plc	8,542	26,110
Hill & Smith Holdings plc (e)	29,060	443,590
Hilton Food Group plc (e)	6,141	70,610
Hiscox, Ltd.	72,988	1,503,565
Hollywood Bowl Group plc	18,722	55,487
HomeServe plc	84,090	923,793
Horizon Discovery Group plc (a)	4,675	10,400
Howden Joinery Group plc	199,363	1,102,595
Hunting plc	52,837	320,715
Huntsworth plc	78,751	108,113
Hurricane Energy plc (a)	42,947	24,102
Ibstock plc	75,741	191,243
IDOX plc	30,485	10,665
IG Group Holdings plc	127,101	921,573
IGas Energy plc (a)	9,108	11,137
IMI plc	81,384	976,239
Inchcape plc	161,511	1,130,351
Indivior plc (a)	173,858	247,372
Inmarsat plc	94,184	452,900
Intermediate Capital Group plc (e)	77,325	917,416
International Personal Finance plc	79,366	207,214
Interserve plc (a)	69,361	9,417
iomart Group plc	2,899	12,152
IP Group plc (a)	139,902	192,559
ITE Group plc (e)	227,697	183,622
J.D. Wetherspoon plc	28,929	410,411
Jackpotjoy plc (a)	21,152	171,767
James Fisher & Sons plc	20,005	440,810
Jardine Lloyd Thompson Group plc	42,639	1,027,894
JD Sports Fashion plc	118,756	526,182
John Laing Group plc	21,966	92,649
John Menzies plc	26,664	173,859
John Wood Group plc	141,076	903,271
Johnson Service Group plc	14,270	21,226
Jupiter Fund Management plc	117,655	442,608
Just Group plc	10,076	11,724
Kainos Group plc	13,053	66,555
Kcom Group plc	172,562	160,407
Keller Group plc	25,571	159,552
Kier Group plc (e)	50,507	262,693
Lancashire Holdings, Ltd.	67,933	522,116
Liontrust Asset Management plc	1,332	9,857
Lonmin plc (a)	12,029	6,915
Lookers plc	131,372	154,281
Low & Bonar plc	37,972	6,755
LSL Property Services plc	24,253	67,747
M&C Saatchi plc	3,407	12,621
Majestic Wine plc	6,853	21,535
Man Group plc	598,620	1,009,782
Marshalls plc	65,853	389,183

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Marston’s plc (e)	258,409	$309,092
McBride plc (a)	63,975	101,684
McColl’s Retail Group plc	12,767	9,023
Mears Group plc	41,542	172,613
Meggitt plc	199,705	1,194,677
Merlin Entertainments plc	178,163	721,055
Metro Bank plc (a)	2,816	60,755
Millennium & Copthorne Hotels plc	54,328	323,491
Mitchells & Butlers plc (a)	70,418	230,681
Mitie Group plc	119,662	168,928
MJ Gleeson plc	12,062	98,838
Moneysupermarket.com Group plc	163,514	572,525
Morgan Advanced Materials plc	105,477	353,569
Morgan Sindall Group plc	17,569	235,889
Morses Club plc	6,380	12,809
Mothercare plc (a) (e)	102,238	20,840
Motorpoint group plc	14,323	36,762
N Brown Group plc	73,957	88,433
National Express Group plc	203,273	967,238
NCC Group plc	76,130	169,818
Non-Standard Finance plc	18,000	15,103
Norcros plc	4,097	9,896
Northgate plc	48,315	233,862
Ocado Group plc (a)	96,504	967,456
On the Beach Group plc	36,264	155,336
OneSavings Bank plc	34,833	154,912
Ophir Energy plc (a)	165,965	75,340
Oxford Instruments plc	15,893	184,098
Pagegroup plc	105,272	602,268
Pan African Resources plc (a)	108,313	11,946
Paragon Banking Group plc	72,439	355,204
PayPoint plc	23,440	241,151
Pendragon plc	345,188	98,993
Pennon Group plc	139,688	1,231,792
Petrofac, Ltd.	76,214	462,328
Pets at Home Group plc	57,751	84,996
Phoenix Group Holdings plc	140,310	1,007,579
Photo-Me International plc	89,030	100,988
Playtech plc	58,243	284,656
Polypipe Group plc	62,496	260,055
Porvair plc	8,570	45,151
Premier Asset Management Group plc	4,232	9,666
Premier Foods plc (a) (e)	334,879	140,234
Premier Oil plc (a) (e)	245,706	208,459
Provident Financial plc (a)	19,528	143,132
PZ Cussons plc	102,110	276,060
QinetiQ Group plc	183,469	670,699
Quilter plc (e)	106,008	159,052
Rank Group plc	35,576	62,485
Rathbone Brothers plc	14,708	437,271
REA Holdings plc (a)	1,120	3,483
Redde plc	10,004	21,618
Redrow plc	98,104	612,451
Renew Holdings plc	3,253	14,027
Renewi plc	221,260	92,773
Renishaw plc	12,189	658,804
Renold plc (a)	64,766	23,966

United Kingdom—(Continued)
Restaurant Group plc (The)	166,434	302,516
Revolution Bars Group plc	5,460	6,896
Ricardo plc	13,452	106,972
Rightmove plc	253,202	1,391,326
River & Mercantile Group plc	112	324
RM plc	43,283	111,601
Robert Walters plc	16,356	114,706
Rotork plc	262,065	828,553
RPC Group plc	140,988	1,167,493
RPS Group plc	100,537	173,797
S&U plc	343	9,291
Saga plc	127,724	168,165
Savills plc	62,765	563,981
Scapa Group plc	11,870	46,311
SDL plc	33,826	205,884
Secure Trust Bank plc	458	6,940
Senior plc	166,890	401,808
Severfield plc	100,890	90,330
SIG plc	252,797	351,883
Sirius Minerals plc (a)	241,946	63,831
Soco International plc	50,968	44,178
Softcat plc	34,705	259,110
Spectris plc	34,553	1,000,353
Speedy Hire plc	205,988	156,315
Spirax-Sarco Engineering plc	4,014	319,596
Spire Healthcare Group plc	6,876	9,511
Spirent Communications plc	217,958	328,203
Sportech plc (a)	20,264	10,275
Sports Direct International plc (a)	32,908	99,302
SSP Group plc	135,930	1,119,758
St. Ives plc	58,134	71,408
St. Modwen Properties plc	86,555	436,164
Stagecoach Group plc	163,409	275,532
Stallergenes Greer plc (a)	569	18,430
SThree plc	37,574	137,047
Stobart Group, Ltd. (e)	80,421	147,581
Stock Spirits Group plc	23,736	62,832
STV Group plc	2,636	11,898
Superdry plc	18,185	108,437
Synthomer plc	88,503	401,685
TalkTalk Telecom Group plc	151,305	219,517
Tate & Lyle plc	153,810	1,291,299
Ted Baker plc	8,726	171,771
Telecom Plus plc	20,692	377,697
Telit Communications plc (a)	33,381	55,423
Thomas Cook Group plc	438,591	170,607
Topps Tiles plc	61,961	49,471
TP ICAP plc (e)	203,445	778,118
Travis Perkins plc	67,481	915,632
Trifast plc	15,629	37,399
Trinity Mirror plc	157,693	132,544
TT electronics plc	79,682	199,007
U & I Group plc	54,856	145,589
Ultra Electronics Holdings plc (e)	27,882	460,428
Urban & Civic plc	5,854	19,503
Vectura Group plc (a)	245,376	218,536
Vertu Motors plc	35,216	15,828

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Vesuvius plc	95,731	$615,213
Victrex plc	29,970	874,118
Vitec Group plc (The)	10,351	157,271
Volex plc (a) (e)	20,438	22,776
Volution Group plc	17,979	32,823
Vp plc	4,147	52,038
Watkin Jones plc	4,237	11,077
Weir Group plc (The)	247	4,061
WH Smith plc	35,182	768,498
William Hill plc	315,264	620,828
Wincanton plc	44,811	138,792
Xaar plc	18,088	33,378

		88,661,464

United States—0.3%
Alacer Gold Corp. (a)	102,778	189,716
Argonaut Gold, Inc. (a)	57,325	65,505
Burford Capital, Ltd.	7,120	149,546
Energy Fuels, Inc. (a) (e)	19,715	55,887
Golden Star Resources, Ltd. (a) (e)	28,192	89,623
HJ Capital International Holdings Co., Ltd. (a)	520,000	6,113
PureTech Health plc (a)	20,489	44,717
REC Silicon ASA (a)	643,607	44,294
Reliance Worldwide Corp., Ltd.	87,245	273,824
Sims Metal Management, Ltd.	81,887	579,030
Tahoe Resources, Inc. (a)	78,950	287,417

		1,785,672

Total Common Stocks (Cost $567,943,254)		566,866,920

Preferred Stocks—0.2%

Germany—0.2%
Biotest AG	3,990	107,456
Draegerwerk AG & Co. KGaA	2,309	123,195
FUCHS Petrolub SE	912	37,595
Jungheinrich AG	13,710	357,766
Sixt SE	4,402	241,897
Sto SE & Co. KGaA	190	17,882
Villeroy & Boch AG	505	7,473

Total Preferred Stocks (Cost $975,587)		893,264

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units)	9,600	0

Austria—0.0%
Intercell AG, Expires 05/16/13 (a) (b) (c)	24,163	0

Hong Kong—0.0%
Fortune Oil CVR	575,627	0

Spain—0.0%
Faes Farma S.A., Expires 12/28/18 (a)	131,897	15,474

United Kingdom—0.0%
Ladbrokes Coral Group	312,983	43,204

Total Rights (Cost $15,138)		58,678

Warrant—0.0%

Canada—0.0%
Tervita Corp., Expires 07/19/20 (a) (e)	733	121

Singapore—0.0%
Ezion Holdings, Ltd., Expires 04/16/23 (a)	309,737	0

Total Warrants (Cost $1)		121

Short-Term Investment—0.4%

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $2,127,077; collateralized by U.S. Treasury Note at 2.125%, maturing 11/30/23, with a market value of $2,172,784.	2,126,935	2,126,935

Total Short-Term Investments (Cost $2,126,935)		2,126,935

Securities Lending Reinvestments (f)—4.1%

Certificates of Deposit—0.3%
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (g)	500,000	500,199
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (g)	500,000	499,953
Wells Fargo Bank N.A. 2.730%, 3M LIBOR + 0.210%, 10/25/19 (g)	500,000	500,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (g)	500,000	499,997

		2,000,149

Repurchase Agreements—3.6%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.660%, due on 01/07/19 with a maturity value of $1,000,517; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 3.125%, maturity dates ranging from 02/15/42 - 02/15/46, and various Common Stock with an aggregate market value of $1,054,286.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $500,069; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $510,000.	500,000	$500,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $700,097; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $714,000.	700,000	700,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $400,061; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $408,000.	400,000	400,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $4,746,575; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $4,840,646.	4,745,731	4,745,731
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $302,254; collateralized by various Common Stock with an aggregate market value of $330,000.	300,000	300,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,007,513; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,400,199; collateralized by various Common Stock with an aggregate market value of $1,558,497.	1,400,000	1,400,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,000,142; collateralized by various Common Stock with an aggregate market value of $1,113,212.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $2,000,284; collateralized by various Common Stock with an aggregate market value of $2,226,425.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $500,252; collateralized by various Common Stock with an aggregate market value of $556,661.	500,000	500,000
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $2,000,328; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $2,040,000.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $950,134; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,040,702.	950,000	950,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $900,127; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $985,928.	900,000	900,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $2,000,281; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,190,952.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $600,299; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $657,286.	600,000	600,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $225,112; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $246,482.	225,000	225,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $300,149; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $328,643.	300,000	300,000

		20,520,731

Time Deposit—0.2%
Royal Bank of Canada 2.420%, 01/02/19	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $23,520,731)		23,520,880

Total Investments—104.1% (Cost $594,581,646)		593,466,798
Other assets and liabilities (net)—(4.1)%		(23,116,910)

Net Assets—100.0%		$570,349,888

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.1% of net assets.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Illiquid security. As of December 31, 2018, these securities represent 0.2% of net assets.
(e)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $24,454,716 and the collateral received consisted of cash in the amount of $23,520,731 and non-cash collateral with a value of $3,150,420. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this non-cash collateral is excluded from the Statement of Assets and Liabilities.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Ten Largest Industries as of December 31, 2018 (Unaudited)	% of Net Assets
Machinery	6.3
Real Estate Management & Development	4.8
Metals & Mining	4.7
Banks	4.1
Hotels, Restaurants & Leisure	3.6
Food Products	3.6
Capital Markets	3.4
Construction & Engineering	3.1
Chemicals	3.1
Electronic Equipment, Instruments & Components	3.0

Glossary of Abbreviations

Other Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$943,589	$37,065,122	$69,744	$38,078,455
Austria	—	7,113,805	0	7,113,805
Belgium	1,513,838	8,153,566	—	9,667,404
Canada	45,452,033	443,599	25,917	45,921,549
China	158,507	1,180,826	—	1,339,333
Colombia	30,137	—	—	30,137
Denmark	—	13,124,869	—	13,124,869
Finland	—	15,958,761	—	15,958,761
France	3,700	22,394,447	—	22,398,147
Georgia	—	147,416	—	147,416
Germany	—	34,944,974	—	34,944,974
Ghana	—	1,040,565	—	1,040,565
Greenland	—	1,425	—	1,425
Guernsey, Channel Islands	—	60,422	—	60,422
Hong Kong	816,237	15,903,761	58,622	16,778,620
Ireland	—	2,476,639	—	2,476,639
Isle of Man	—	38,131	—	38,131

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Israel	$—	$6,340,409	$—	$6,340,409
Italy	—	23,014,868	0	23,014,868
Japan	—	138,564,896	—	138,564,896
Jersey, Channel Islands	—	476,928	—	476,928
Jordan	—	466,759	—	466,759
Kazakhstan	—	285,960	—	285,960
Liechtenstein	—	309,509	—	309,509
Luxembourg	—	681,140	—	681,140
Macau	—	62,166	—	62,166
Malaysia	—	1,412	—	1,412
Malta	—	457,928	—	457,928
Monaco	265,341	—	—	265,341
Netherlands	—	16,449,942	0	16,449,942
New Zealand	66,980	4,585,133	—	4,652,113
Norway	137,181	4,800,100	—	4,937,281
Peru	—	148,006	—	148,006
Philippines	—	7,113	—	7,113
Portugal	—	2,362,357	0	2,362,357
Russia	—	97,768	—	97,768
Singapore	230,420	6,246,409	27,065	6,503,894
South Africa	6,704	133,666	—	140,370
Spain	—	14,687,903	0	14,687,903
Sweden	172,106	16,945,293	—	17,117,399
Switzerland	—	29,185,184	—	29,185,184
Turkey	—	5,019	—	5,019
United Arab Emirates	—	77,467	—	77,467
United Kingdom	1,011,062	87,650,402	0	88,661,464
United States	688,148	1,097,524	—	1,785,672
Total Common Stocks	51,495,983	515,189,589	181,348	566,866,920
Total Preferred Stocks*	—	893,264	—	893,264
Rights
Australia	—	0	—	0
Austria	—	—	0	0
Hong Kong	—	—	0	0
Spain	15,474	—	—	15,474
United Kingdom	—	43,204	—	43,204
Total Rights	15,474	43,204	0	58,678
Warrant
Canada	121	—	—	121
Singapore	—	0	—	0
Total Warrants	121	0	—	121
Total Short-Term Investment*	—	2,126,935	—	2,126,935
Total Securities Lending Reinvestments*	—	23,520,880	—	23,520,880
Total Investments	$51,511,578	$541,773,872	$181,348	$593,466,798

Collateral for Securities Loaned (Liability)	$—	$(23,520,731)	$—	$(23,520,731)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

Transfers from Level 3 to Level 2 in the amount of $385,181 were due to the resumption of trading activity which resulted in the availability of significant observable inputs. Transfers from Level 1 and Level 2 to Level 3 in the amount of $369,977 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$593,466,798
Cash denominated in foreign currencies (c)	859,917
Receivable for:
Investments sold	395,166
Fund shares sold	694
Dividends and interest	1,500,368
Prepaid expenses	1,845

Total Assets	596,224,788
Liabilities
Collateral for securities loaned	23,520,731
Payables for:
Investments purchased	1,282,579
Fund shares redeemed	52,991
Accrued Expenses:
Management fees	392,793
Distribution and service fees	16,026
Deferred trustees’ fees	111,916
Other expenses	497,864

Total Liabilities	25,874,900

Net Assets	$570,349,888

Net Assets Consist of:
Paid in surplus	$515,735,725
Distributable earnings (Accumulated losses)	54,614,163

Net Assets	$570,349,888

Net Assets
Class A	$495,660,570
Class B	74,689,318
Capital Shares Outstanding*
Class A	44,759,437
Class B	6,794,135
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.07
Class B	10.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $594,581,646.
(b)	Includes securities loaned at value of $24,454,716.
(c)	Identified cost of cash denominated in foreign currencies was $856,704.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$16,878,636
Interest	11,531
Securities lending income	564,748

Total investment income	17,454,915
Expenses
Management fees	5,510,899
Administration fees	29,492
Custodian and accounting fees	420,127
Distribution and service fees—Class B	220,923
Audit and tax services	71,100
Legal	45,317
Trustees’ fees and expenses	33,734
Shareholder reporting	32,354
Insurance	4,554
Miscellaneous	174,031

Total expenses	6,542,531
Less management fee waiver	(50,000)

Net expenses	6,492,531

Net Investment Income	10,962,384

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	58,586,966
Foreign currency transactions	(183,982)

Net realized gain	58,402,984

Net change in unrealized depreciation on:
Investments	(213,525,563)
Foreign currency transactions	(32,476)

Net change in unrealized depreciation	(213,558,039)

Net realized and unrealized loss	(155,155,055)

Net Decrease in Net Assets From Operations	$(144,192,671)

(a)	Net of foreign withholding taxes of $1,567,002.

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,962,384	$10,892,070
Net realized gain	58,402,984	49,275,275
Net change in unrealized appreciation (depreciation)	(213,558,039)	129,906,303

Increase (decrease) in net assets from operations	(144,192,671)	190,073,648

From Distributions to Shareholders (a)
Class A	(57,475,651)	(42,951,170)
Class B	(8,473,897)	(5,508,775)

Total distributions	(65,949,548)	(48,459,945)

Increase (decrease) in net assets from capital share transactions	39,417,154	(62,478,294)

Total increase (decrease) in net assets	(170,725,065)	79,135,409

Net Assets
Beginning of period	741,074,953	661,939,544

End of period	$570,349,888	$741,074,953 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,060,226	$14,397,420	4,079	$54,040
Reinvestments	4,087,884	57,475,651	3,181,569	42,951,170
Redemptions	(2,666,574)	(41,240,441)	(7,480,223)	(105,916,766)

Net increase (decrease)	2,481,536	$30,632,630	(4,294,575)	$(62,911,556)

Class B
Sales	1,316,690	$18,323,356	948,526	$13,377,371
Reinvestments	606,145	8,473,897	410,184	5,508,775
Redemptions	(1,271,511)	(18,012,729)	(1,322,091)	(18,452,884)

Net increase	651,324	$8,784,524	36,619	$433,262

Increase (decrease) derived from capital shares transactions		$39,417,154		$(62,478,294)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(13,999,221)	$(28,951,949)
Class B	(1,667,583)	(3,841,192)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $5,119,950 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$15.32	$12.57	$12.97		$14.84	$16.83

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.22	0.28	(b)	0.25	0.26
Net realized and unrealized gain (loss)	(3.05)	3.52	0.44		0.78	(1.28)

Total income (loss) from investment operations	(2.82)	3.74	0.72		1.03	(1.02)

Less Distributions
Distributions from net investment income	(0.40)	(0.32)	(0.29)		(0.31)	(0.38)
Distributions from net realized capital gains	(1.03)	(0.67)	(0.83)		(2.59)	(0.59)

Total distributions	(1.43)	(0.99)	(1.12)		(2.90)	(0.97)

Net Asset Value, End of Period	$11.07	$15.32	$12.57		$12.97	$14.84

Total Return (%) (c)	(20.37)	30.82	6.00	(d)	6.08	(6.50)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.92	0.93		0.95	0.98
Net ratio of expenses to average net assets (%) (e)	0.92	0.91	0.92		0.94	0.97
Ratio of net investment income to average net assets (%)	1.64	1.56	2.26	(b)	1.78	1.58
Portfolio turnover rate (%)	16	5	8		12	10
Net assets, end of period (in millions)	$495.7	$647.6	$585.6		$604.2	$606.4

	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$15.22	$12.50	$12.89		$14.77	$16.75

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.18	0.25	(b)	0.21	0.21
Net realized and unrealized gain (loss)	(3.02)	3.50	0.44		0.77	(1.26)

Total income (loss) from investment operations	(2.83)	3.68	0.69		0.98	(1.05)

Less Distributions
Distributions from net investment income	(0.37)	(0.29)	(0.25)		(0.27)	(0.34)
Distributions from net realized capital gains	(1.03)	(0.67)	(0.83)		(2.59)	(0.59)

Total distributions	(1.40)	(0.96)	(1.08)		(2.86)	(0.93)

Net Asset Value, End of Period	$10.99	$15.22	$12.50		$12.89	$14.77

Total Return (%) (c)	(20.56)	30.45	5.83	(d)	5.76	(6.69)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.18	1.17	1.18		1.20	1.23
Net ratio of expenses to average net assets (%) (e)	1.17	1.16	1.17		1.19	1.22
Ratio of net investment income to average net assets (%)	1.39	1.29	2.01	(b)	1.50	1.32
Portfolio turnover rate (%)	16	5	8		12	10
Net assets, end of period (in millions)	$74.7	$93.5	$76.3		$81.2	$74.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.02 per share and 0.14% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the Portfolio. Excluding this item, total return would have been 5.91% for Class A and 5.66% for Class B.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $2,126,935. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $20,520,731. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$109,226,065	$0	$125,669,110

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$5,510,899	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $100 million

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$603,738,257

Gross unrealized appreciation	133,542,746
Gross unrealized depreciation	(143,814,205)

Net unrealized appreciation (depreciation)	$(10,271,459)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$19,890,152	$18,121,381	$46,059,396	$30,338,564	$65,949,548	$48,459,945

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$8,253,264	$56,747,079	$(10,274,264)	$—	$54,726,079

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Dimensional International Small Company Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Dimensional International Small Company Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-52

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTII-53

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTII-54

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-55

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-56

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-57

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse/Dimensional International Small Company Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Dimensional Fund Advisors LP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board also took into account that the Portfolio underperformed its benchmark, the MSCI World ex-U.S. Small Cap Index, for the one-, three-, and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, Sub-advised Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-58

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Brighthouse/Wellington Balanced Portfolio returned -3.76%, -4.01%, and -3.88%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned -4.38% and 0.01%, respectively. The Blended Index3, a blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned -2.35%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities posted negative results over the trailing twelve-month period ended December 31, 2018. The Federal Reserve (the “Fed”) raised its benchmark interest rate by 25 basis points four times during the year, in line with expectations and potentially signaling a more dovish path heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility, a theme that continued for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation and raised concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Equity returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

Returns varied by market capitalization. During the period, large-cap stocks, as measured by the S&P 500 Index, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index.

Global fixed income markets were not immune to the downturn and generated negative total returns during the year, driven by higher U.S. and select emerging markets government bond yields and corporate spread widening. Sharp currency declines in Turkey and Argentina over the summer sparked emerging markets contagion fears before policymakers intervened with various stabilization measures. The U.S. dollar and other safe-haven currencies such as the Japanese yen rallied versus most currencies as elevated U.S.-China trade uncertainty and global equity market weakness led to safe-haven flows. The prospect of fewer Fed rate hikes in 2019 amid a deteriorating global economic outlook contributed to a decline in U.S. yields late in the period, but they still finished higher for the year.

Absolute returns were positive for most securitized sectors but negative for corporate sectors during the year. On an excess return basis, most major spread sectors posted negative returns over the period, with greater underperformance across lower-rated sectors.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio underperformed its custom benchmark, consisting of 60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index, for the period ended December 31, 2018.

The equity portion of the Portfolio underperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2018. Weak stock selection within the Health Care, Consumer Staples and Energy sectors detracted most from relative performance and was partially offset by stronger stock selection within the Communication Services, Industrials and Information Technology (“IT”) sectors.

Among the equity Portfolio’s largest individual relative detractors were positions in non-benchmark held British-American Tobacco (Consumer Staples), an overweight to Coty (Consumer Staples), and an out-of-benchmark position in Flex (IT).

The Portfolio’s top relative equity contributors over the period included overweight positions in Advanced Micro Devices (IT), Boston Scientific (Health Care), and NRG Energy (Utilities).

The fixed income portion of the Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 2018 calendar year. Allocations to High Yield and Bank Loans detracted from relative performance over the period. The Portfolio implemented a short duration posture late in the period, which had a negative impact on relative results as rates fell amid a global flight-to-quality during the fourth quarter. Additionally, the Portfolio was positioned for rising inflation expectations (i.e. long U.S. Treasury Inflation-Protected Securities (“TIPS”) vs. nominal Treasuries) which detracted as TIPS underperformed duration-equivalent nominal U.S. Treasuries during the period.

The Portfolio’s sector allocation contributed positively to relative performance. Allocations to structured finance sectors, including Commercial Mortgage-Backed Securities (“CMBS”), Non-Agency Residential Mortgage-Backed Securities (“RMBS”), and positioning within Agency Mortgage-Backed Securities (“MBS”) all contributed positively to returns. Investment Grade Credit positioning was within Industrials.

During the period, the fixed income portion of the Portfolio used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit Default Swaps (“CDS”) were used to manage credit exposure and Investment Grade and High Yield CDS index positions were

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

used as a source of liquidity and to manage overall portfolio risk. These positions performed as expected during the period. The High Yield sector underperformed many other fixed income sectors during the period. However, the Portfolio’s short positions implemented through credit derivatives were additive to relative performance while the Investment Grade CDS positions also had a small positive impact on relative performance.

As a reminder, the equity portion of the Portfolio was managed in an industry-neutral structure relative to the benchmark, which ensured stock selection was the primary driver of performance. On an absolute basis, the Portfolio ended the period with the most exposure to the IT, Health Care, and Financials sectors.

At period end, the Global Industry Analysts remained focused on fundamental stock research. In the IT sector, the team focused on companies exposed to 5G infrastructure as potential areas for growth and avoided the smartphone supply chain generally and the iPhone chain specifically and expressed their view through an underweight to Apple. Within the Consumer Discretionary and Consumer Staples sectors, our analysts evaluated and prepared for the impact of tariffs, which we believed could have wide-ranging impacts within the retail industry. The best ideas of our analysts resided in several sub-industries, including off-price retailers (TJX Companies), strong global brands (Nike & Coca-Cola), and franchised restaurants (McDonald’s), which happen to be the more defensive areas of the universe and were a prudent place to invest given the challenges of predicting the probability of future tariffs (size and scope). Within Industrials, our analysts were focused on companies with low volatility, low beta, and minimal exposure to China and foreign exchange markets. High quality aerospace and defense companies Boeing and Lockheed Martin exemplified this approach and continued to be our largest active weights in the sector.

At the end of the year, the fixed income portion of the Portfolio had a short duration posture. The Portfolio remained positioned for an increase in inflation expectations as inflation expectations have declined meaningfully in the period and breakeven rates were attractive. The Portfolio was underweight Investment Grade Credit and favored Structured Finance, which included an overweight to CMBS and an allocation to Non-Agency MBS and Collateralized Loan Obligations. Further, the Portfolio was overweight to Agency MBS Pass-Throughs and continued to maintain allocations to Bank Loans, BB-rated High Yield, and emerging market debt.

At the end of the period, the Portfolio’s asset allocation breakdown was approximately a 61% allocation to equity and a 39% allocation to fixed income and remained unchanged from the beginning of the period.

Mary Pryshlak

Jonathan White

Mark Mandel

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX AND THE BLENDED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	-3.76	6.10	9.30
Class B	-4.01	5.83	9.02
Class E	-3.88	5.94	9.13
S&P 500 Index	-4.38	8.50	13.12
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.52	3.48
Blended Index	-2.35	6.24	9.43

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 The Blended Index is a composite index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Equity Sectors

% of Net Assets
Information Technology	9.9
Health Care	8.8
Financials	7.0
Consumer Discretionary	6.6
Industrials	5.9

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	26.3
Corporate Bonds & Notes	12.0
Asset-Backed Securities	8.7
Mortgage-Backed Securities	4.6
Floating Rate Loans	0.9

Top Equity Holdings

% of Net Assets
Amazon.com, Inc.	2.3
Microsoft Corp.	2.0
Alphabet, Inc.	1.8
Bank of America Corp.	1.7
UnitedHealth Group, Inc.	1.4

Top Fixed Income Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	11.8
Ginnie Mae II 30 Yr. Pool	3.1
Freddie Mac 30 Yr. Gold Pool	2.6
U.S. Treasury Bonds	1.6
Fannie Mae 15 Yr. Pool	1.2

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.50%	$1,000.00	$948.40	$2.46
	Hypothetical*	0.50%	$1,000.00	$1,022.69	$2.55

Class B (a)	Actual	0.75%	$1,000.00	$947.00	$3.68
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class E (a)	Actual	0.65%	$1,000.00	$947.70	$3.19
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—57.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.3%
Boeing Co. (The)	32,164	$10,372,890
General Dynamics Corp.	26,735	4,203,009
Harris Corp.	26,458	3,562,570
Lockheed Martin Corp.	25,067	6,563,543
Moog, Inc. - Class A	22,396	1,735,242

		26,437,254

Air Freight & Logistics—0.0%
FedEx Corp.	2,375	383,159

Airlines—0.2%
JetBlue Airways Corp. (a)	127,281	2,044,133

Banks—2.0%
Bank of America Corp.	762,489	18,787,729
SVB Financial Group (a)	8,937	1,697,315
Zions Bancorp N.A.	46,117	1,878,807

		22,363,851

Beverages—1.2%
Coca-Cola Co. (The)	224,641	10,636,751
Monster Beverage Corp. (a)	58,352	2,872,086

		13,508,837

Biotechnology—0.9%
Aduro Biotech, Inc. (a)	26,606	70,240
Alnylam Pharmaceuticals, Inc. (a) (b)	3,611	263,278
Aptinyx, Inc. (a)	7,196	119,022
Arcus Biosciences, Inc. (a)	11,888	128,034
Audentes Therapeutics, Inc. (a)	9,048	192,903
Biogen, Inc. (a)	2,841	854,914
Biohaven Pharmaceutical Holding Co., Ltd. (a)	29,543	1,092,500
Bluebird Bio, Inc. (a) (b)	6,215	616,528
Calithera Biosciences, Inc. (a)	14,741	59,111
Celgene Corp. (a)	2,831	181,439
Coherus Biosciences, Inc. (a) (b)	38,405	347,565
CytomX Therapeutics, Inc. (a)	12,500	188,750
Forty Seven, Inc. (a) (b)	25,145	395,279
G1 Therapeutics, Inc. (a)	9,009	172,522
Global Blood Therapeutics, Inc. (a) (b)	9,639	395,681
GlycoMimetics, Inc. (a) (b)	40,306	381,698
Heron Therapeutics, Inc. (a) (b)	7,966	206,638
Incyte Corp. (a)	6,954	442,205
Ironwood Pharmaceuticals, Inc. (a)	35,699	369,842
Jounce Therapeutics, Inc. (a)	8,043	27,105
Karyopharm Therapeutics, Inc. (a) (b)	29,147	273,107
Loxo Oncology, Inc. (a)	5,079	711,416
Momenta Pharmaceuticals, Inc. (a)	17,000	187,680
Neon Therapeutics, Inc. (a) (b)	6,879	34,601
Ra Pharmaceuticals, Inc. (a)	20,912	380,598
Radius Health, Inc. (a) (b)	12,031	198,391
Regeneron Pharmaceuticals, Inc. (a)	893	333,536
Rigel Pharmaceuticals, Inc. (a)	41,463	95,365
Seattle Genetics, Inc. (a)	16,178	916,646
Spark Therapeutics, Inc. (a) (b)	4,000	156,560

Biotechnology—(Continued)
Syndax Pharmaceuticals, Inc. (a) (b)	26,685	118,748
TESARO, Inc. (a) (b)	3,793	281,630
Trevena, Inc. (a) (b)	63,243	27,195

		10,220,727

Capital Markets—1.7%
Blucora, Inc. (a)	112,761	3,003,953
FactSet Research Systems, Inc.	16,504	3,302,946
Hamilton Lane, Inc. - Class A	45,374	1,678,838
Northern Trust Corp.	27,717	2,316,864
Raymond James Financial, Inc.	26,501	1,971,939
TD Ameritrade Holding Corp.	137,420	6,728,083

		19,002,623

Chemicals—1.2%
Cabot Corp.	37,575	1,613,470
Celanese Corp.	19,278	1,734,442
DowDuPont, Inc.	49,128	2,627,365
FMC Corp. (b)	24,222	1,791,459
Linde plc	17,692	2,760,660
PPG Industries, Inc.	33,903	3,465,904

		13,993,300

Commercial Services & Supplies—0.4%
Waste Management, Inc.	51,813	4,610,839

Construction & Engineering—0.1%
Granite Construction, Inc. (b)	16,259	654,912

Construction Materials—0.1%
Martin Marietta Materials, Inc. (b)	828	142,309
Vulcan Materials Co.	5,584	551,699

		694,008

Consumer Finance—0.5%
American Express Co.	38,986	3,716,145
OneMain Holdings, Inc. (a)	70,300	1,707,587

		5,423,732

Containers & Packaging—0.6%
Ardagh Group S.A.	46,000	509,680
Ball Corp.	83,602	3,844,020
International Paper Co.	52,334	2,112,200

		6,465,900

Diversified Consumer Services—0.0%
Houghton Mifflin Harcourt Co. (a)	46,900	415,534

Diversified Financial Services—0.4%
AXA Equitable Holdings, Inc.	95,700	1,591,491
Voya Financial, Inc.	65,214	2,617,690

		4,209,181

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—1.2%
Verizon Communications, Inc.	234,446	$13,180,554

Electric Utilities—1.5%
Avangrid, Inc. (b)	56,587	2,834,443
Edison International	70,339	3,993,145
Exelon Corp.	93,499	4,216,805
NextEra Energy, Inc.	31,514	5,477,763
PG&E Corp. (a)	14,854	352,783

		16,874,939

Electrical Equipment—0.3%
AMETEK, Inc.	20,710	1,402,067
Eaton Corp. plc	29,596	2,032,061

		3,434,128

Electronic Equipment, Instruments & Components—0.2%
Flex, Ltd. (a)	374,866	2,852,730

Energy Equipment & Services—0.4%
Baker Hughes a GE Co.	89,106	1,915,779
Halliburton Co.	84,964	2,258,343

		4,174,122

Entertainment—0.7%
Cinemark Holdings, Inc. (b)	21,080	754,664
Liberty Media Corp.-Liberty Formula One - Class C (a)	42,980	1,319,486
Netflix, Inc. (a) (b)	7,174	1,920,193
Spotify Technology S.A. (a)	4,603	522,441
Twenty-First Century Fox, Inc. - Class A	19,178	922,845
Viacom, Inc. - Class B	40,160	1,032,112
Walt Disney Co. (The) (b)	12,591	1,380,603

		7,852,344

Equity Real Estate Investment Trusts—1.9%
Alexandria Real Estate Equities, Inc.	22,007	2,536,087
American Tower Corp.	57,910	9,160,783
Camden Property Trust	32,997	2,905,386
Equinix, Inc.	6,643	2,342,056
Public Storage	9,163	1,854,683
Simon Property Group, Inc.	18,152	3,049,354

		21,848,349

Food & Staples Retailing—0.3%
Performance Food Group Co. (a)	31,066	1,002,500
U.S. Foods Holding Corp. (a)	66,831	2,114,533

		3,117,033

Food Products—1.1%
Archer-Daniels-Midland Co.	41,290	1,691,651
Freshpet, Inc. (a)	31,918	1,026,483
Hormel Foods Corp.	28,216	1,204,259
Hostess Brands, Inc. (a)	145,846	1,595,555
McCormick & Co., Inc.	15,658	2,180,220

Food Products—(Continued)
Post Holdings, Inc. (a) (b)	56,464	5,032,636

		12,730,804

Health Care Equipment & Supplies—2.7%
Abbott Laboratories	85,821	6,207,433
Baxter International, Inc.	41,477	2,730,016
Boston Scientific Corp. (a)	227,042	8,023,664
Danaher Corp.	41,869	4,317,531
Medtronic plc	105,554	9,601,192

		30,879,836

Health Care Providers & Services—1.7%
HCA Healthcare, Inc.	27,470	3,418,642
UnitedHealth Group, Inc.	64,911	16,170,628

		19,589,270

Hotels, Restaurants & Leisure—1.1%
Aramark	22,270	645,162
Hyatt Hotels Corp. - Class A	43,998	2,974,265
McDonald’s Corp.	44,739	7,944,304
MGM Resorts International	45,959	1,114,965

		12,678,696

Household Durables—0.2%
Installed Building Products, Inc. (a)	43,936	1,480,204
iRobot Corp. (a) (b)	10,816	905,732

		2,385,936

Independent Power and Renewable Electricity Producers—0.4%
NRG Energy, Inc.	111,012	4,396,075

Industrial Conglomerates—0.5%
3M Co.	18,091	3,447,059
General Electric Co.	264,913	2,005,392

		5,452,451

Insurance—2.4%
Allstate Corp. (The)	9,894	817,541
American International Group, Inc.	115,794	4,563,441
Assurant, Inc.	29,741	2,660,035
Assured Guaranty, Ltd.	109,945	4,208,695
Athene Holding, Ltd. - Class A (a)	78,713	3,135,139
Hartford Financial Services Group, Inc. (The)	80,726	3,588,271
Marsh & McLennan Cos., Inc.	61,352	4,892,822
Prudential Financial, Inc.	33,080	2,697,674
Trupanion, Inc. (a) (b)	46,748	1,190,204

		27,753,822

Interactive Media & Services—2.6%
Alphabet, Inc. - Class A (a)	19,920	20,815,603
Facebook, Inc. - Class A (a)	65,688	8,611,040

		29,426,643

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Direct Marketing Retail—3.3%
Amazon.com, Inc. (a)	17,685	$26,562,340
Booking Holdings, Inc. (a)	1,890	3,255,374
Etsy, Inc. (a) (b)	7,892	375,422
Expedia Group, Inc.	39,396	4,437,959
Wayfair, Inc. - Class A (a)	35,902	3,234,052

		37,865,147

IT Services—2.7%
FleetCor Technologies, Inc. (a)	16,202	3,009,035
Genpact, Ltd.	62,449	1,685,499
Global Payments, Inc.	43,731	4,509,978
GoDaddy, Inc. - Class A (a)	57,489	3,772,428
PayPal Holdings, Inc. (a)	46,404	3,902,112
Total System Services, Inc.	11,643	946,460
VeriSign, Inc. (a)	20,842	3,090,660
Visa, Inc. - Class A	65,437	8,633,758
WEX, Inc. (a)	11,099	1,554,526

		31,104,456

Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc.	30,093	6,734,512

Machinery—0.9%
AGCO Corp.	6,104	339,810
Caterpillar, Inc.	17,015	2,162,096
Deere & Co.	14,708	2,193,992
Fortive Corp.	25,572	1,730,202
Greenbrier Cos., Inc. (The)	19,126	756,242
Illinois Tool Works, Inc. (b)	14,493	1,836,118
Pentair plc	33,571	1,268,312

		10,286,772

Marine—0.1%
Kirby Corp. (a) (b)	13,035	878,038

Media—1.4%
Charter Communications, Inc. - Class A (a)	14,635	4,170,536
Comcast Corp. - Class A	305,138	10,389,949
Interpublic Group of Cos., Inc. (The)	55,723	1,149,565
New York Times Co. (The) - Class A	25,771	574,436

		16,284,486

Metals & Mining—0.1%
Alcoa Corp. (a)	18,634	495,292
Carpenter Technology Corp.	4,796	170,785
Freeport-McMoRan, Inc.	22,659	233,614
Southern Copper Corp.	5,391	165,881
Steel Dynamics, Inc.	14,222	427,229

		1,492,801

Multi-Utilities—0.5%
Sempra Energy (b)	53,552	5,793,791

Oil, Gas & Consumable Fuels—2.8%
Chevron Corp.	49,852	5,423,399
Concho Resources, Inc. (a)	13,966	1,435,565
Diamondback Energy, Inc.	8,541	791,751
Encana Corp.	202,346	1,169,560
Exxon Mobil Corp.	189,255	12,905,299
Kosmos Energy, Ltd. (a)	128,705	523,829
Marathon Petroleum Corp.	61,830	3,648,588
Noble Energy, Inc. (b)	30,838	578,521
ONEOK, Inc.	26,518	1,430,646
Paragon Offshore Finance Co. - Class A (a) (c)	162	172
Paragon Offshore Finance Co. - Class B (a) (c)	81	2,835
Templar Energy LLC (a) (c) (d) (e)	2,426	0
TransCanada Corp. (b)	100,636	3,592,705

		31,502,870

Personal Products—0.5%
Coty, Inc. - Class A (a) (b)	221,310	1,451,794
Unilever NV	69,005	3,712,469

		5,164,263

Pharmaceuticals—2.8%
Aerie Pharmaceuticals, Inc. (a)	13,052	471,177
Allergan plc	51,040	6,822,007
Amneal Pharmaceuticals, Inc. (a) (b)	66,842	904,372
Assembly Biosciences, Inc. (a)	7,799	176,413
AstraZeneca plc (ADR) (b)	152,132	5,777,973
Bristol-Myers Squibb Co.	158,844	8,256,711
Clearside Biomedical, Inc. (a) (b)	10,600	11,342
Dermira, Inc. (a)	60,417	434,398
Elanco Animal Health, Inc. (a) (b)	14,500	457,185
Kala Pharmaceuticals, Inc. (a)	17,700	86,553
Medicines Co. (The) (a) (b)	6,600	126,324
Mylan NV (a)	105,149	2,881,083
MyoKardia, Inc. (a)	13,634	666,157
Nektar Therapeutics (a)	32,680	1,074,192
Otonomy, Inc. (a)	28,096	51,978
Revance Therapeutics, Inc. (a) (b)	20,027	403,144
Teva Pharmaceutical Industries, Ltd. (ADR)	189,403	2,920,594
Tricida, Inc. (a)	16,500	389,070

		31,910,673

Professional Services—0.6%
Equifax, Inc.	9,139	851,115
IHS Markit, Ltd. (a)	72,509	3,478,257
TransUnion	19,163	1,088,458
TriNet Group, Inc. (a)	30,226	1,267,981

		6,685,811

Road & Rail—0.4%
Norfolk Southern Corp.	17,636	2,637,287
Union Pacific Corp.	16,650	2,301,530

		4,938,817

Semiconductors & Semiconductor Equipment—1.8%
Advanced Micro Devices, Inc. (a)	156,796	2,894,454
Broadcom, Inc.	2,657	675,622
Intel Corp.	96,680	4,537,192

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
KLA-Tencor Corp.	12,751	$1,141,087
Marvell Technology Group, Ltd.	55,762	902,787
Micron Technology, Inc. (a)	60,170	1,909,194
NVIDIA Corp.	9,832	1,312,572
Teradyne, Inc.	61,654	1,934,703
Texas Instruments, Inc.	37,033	3,499,618
Xilinx, Inc.	23,558	2,006,435

		20,813,664

Software—3.8%
Adobe, Inc. (a)	9,329	2,110,593
Atlassian Corp. plc - Class A (a)	2,044	181,875
Autodesk, Inc. (a)	7,506	965,347
Ceridian HCM Holding, Inc. (a) (b)	12,604	434,712
Guidewire Software, Inc. (a) (b)	13,976	1,121,294
Microsoft Corp.	228,922	23,251,608
PTC, Inc. (a) (b)	7,544	625,398
Salesforce.com, Inc. (a) (b)	32,560	4,459,743
ServiceNow, Inc. (a)	6,344	1,129,549
Splunk, Inc. (a)	5,893	617,881
SS&C Technologies Holdings, Inc.	130,541	5,888,704
Workday, Inc. - Class A (a)	13,467	2,150,411

		42,937,115

Specialty Retail—1.2%
Lowe’s Cos., Inc.	43,185	3,988,567
National Vision Holdings, Inc. (a)	111,077	3,129,039
Ross Stores, Inc.	15,986	1,330,035
TJX Cos., Inc. (The)	107,258	4,798,723

		13,246,364

Technology Hardware, Storage & Peripherals—1.3%
Apple, Inc.	90,706	14,307,964

Textiles, Apparel & Luxury Goods—0.8%
NIKE, Inc. - Class B	59,630	4,420,968
Tapestry, Inc.	41,742	1,408,793
Under Armour, Inc. - Class A (a) (b)	78,779	1,392,025
Under Armour, Inc. - Class C (a)	101,461	1,640,624

		8,862,410

Thrifts & Mortgage Finance—0.1%
MGIC Investment Corp. (a)	114,804	1,200,850

Tobacco—1.2%
Altria Group, Inc.	154,773	7,644,239
British American Tobacco plc (ADR)	188,877	6,017,621

		13,661,860

Trading Companies & Distributors—0.1%
Air Lease Corp.	14,100	425,961
Triton International, Ltd. (b)	36,323	1,128,556

		1,554,517

Total Common Stocks (Cost $646,587,790)		656,282,903

U.S. Treasury & Government Agencies—26.3%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—23.6%
Fannie Mae 15 Yr. Pool 3.000%, 07/01/28	1,420,700	1,422,108
3.000%, 02/01/31	178,351	178,089
3.500%, 07/01/28	212,906	215,971
3.500%, TBA (f)	9,515,000	9,631,059
4.000%, 04/01/26	35,879	36,753
4.000%, 02/01/29	846,889	866,946
4.500%, 06/01/24	183,996	189,507
4.500%, 02/01/25	43,304	44,519
4.500%, 04/01/25	7,212	7,424
4.500%, 07/01/25	36,621	37,662
4.500%, 06/01/26	789,522	812,679
5.000%, TBA (f)	500,000	507,897
Fannie Mae 20 Yr. Pool 3.000%, 03/01/37	857,906	849,618
Fannie Mae 30 Yr. Pool 3.000%, 02/01/43	720,431	709,434
3.000%, 03/01/43	935,119	920,384
3.000%, 04/01/43	859,575	845,952
3.000%, 05/01/43	2,349,586	2,312,813
3.000%, 06/01/43	277,830	273,372
3.000%, 04/01/47	8,479,661	8,279,297
3.500%, 03/01/43	48,045	48,435
3.500%, 05/01/43	86,945	87,476
3.500%, 07/01/43	216,592	218,221
3.500%, 08/01/43	408,186	411,279
3.500%, 10/01/44	373,963	375,840
3.500%, 02/01/45	457,798	459,672
3.500%, 09/01/46	872,762	875,298
3.500%, 10/01/46	382,245	383,356
3.500%, 11/01/46	254,729	255,666
3.500%, 09/01/47	346,658	346,961
3.500%, 12/01/47	190,121	190,306
3.500%, 01/01/48	1,338,993	1,339,438
3.500%, 02/01/48	281,101	281,705
3.500%, TBA (f)	50,462,000	50,469,010
4.000%, 10/01/40	785,485	807,894
4.000%, 11/01/40	363,179	373,559
4.000%, 12/01/40	259,244	266,653
4.000%, 02/01/41	125,126	128,781
4.000%, 03/01/41	293,753	302,151
4.000%, 08/01/42	162,399	167,041
4.000%, 09/01/42	253,153	260,388
4.000%, 03/01/45	44,465	45,417
4.000%, 07/01/45	229,392	235,683
4.000%, 05/01/46	127,054	129,650
4.000%, 06/01/46	302,880	309,117
4.000%, 04/01/47	318,063	326,261
4.000%, 09/01/48	977,695	997,172
4.000%, TBA (f)	45,160,000	46,050,014
4.500%, 10/01/40	712,390	746,534
4.500%, 09/01/41	85,975	89,898
4.500%, 10/01/41	308,079	322,829
4.500%, 08/01/42	107,582	112,141
4.500%, 09/01/43	1,737,643	1,811,843
4.500%, 10/01/43	213,815	222,339

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 12/01/43	187,411	$195,239
4.500%, 01/01/44	550,858	576,298
5.000%, 04/01/33	3,086	3,279
5.000%, 07/01/33	9,412	9,989
5.000%, 09/01/33	155,499	165,161
5.000%, 11/01/33	40,270	42,905
5.000%, 12/01/33	16,168	17,173
5.000%, 02/01/34	7,263	7,715
5.000%, 03/01/34	3,436	3,650
5.000%, 04/01/34	3,269	3,472
5.000%, 06/01/34	3,507	3,724
5.000%, 07/01/34	47,235	50,167
5.000%, 10/01/34	117,981	125,309
5.000%, 07/01/35	82,402	87,523
5.000%, 10/01/35	90,450	96,075
5.000%, 12/01/35	71,818	76,275
5.000%, 08/01/36	66,362	70,483
5.000%, 07/01/37	36,129	38,377
5.000%, 07/01/41	63,502	67,187
5.000%, 08/01/41	33,316	35,249
5.000%, 06/01/47	715,196	749,832
5.000%, TBA (f)	4,730,000	4,956,031
5.500%, 08/01/28	24,543	25,985
5.500%, 04/01/33	43,474	46,682
5.500%, 08/01/37	254,295	274,035
5.500%, 04/01/41	21,320	22,756
6.000%, 03/01/28	2,017	2,165
6.000%, 05/01/28	3,219	3,455
6.000%, 02/01/34	175,724	191,662
6.000%, 08/01/34	93,207	101,675
6.000%, 04/01/35	793,611	865,632
6.000%, 02/01/38	64,270	70,030
6.000%, 03/01/38	19,423	21,214
6.000%, 05/01/38	62,901	68,881
6.000%, 10/01/38	18,761	20,474
6.000%, 12/01/38	23,191	25,310
6.000%, TBA (f)	1,000,000	1,074,170
6.500%, 05/01/40	449,553	508,004
Fannie Mae ARM Pool 3.725%, 12M LIBOR + 1.750%, 03/01/41 (g)	53,090	55,279
3.840%, 12M LIBOR + 1.820%, 03/01/41 (g)	22,110	23,249
4.102%, 12M LIBOR + 1.776%, 06/01/41 (g)	154,910	161,618
4.450%, 12M LIBOR + 1.802%, 12/01/40 (g)	65,201	67,767
4.487%, 12M LIBOR + 1.825%, 09/01/41 (g)	75,654	78,855
Fannie Mae Connecticut Avenue Securities (CMO) 3.226%, 1M LIBOR + 0.720%, 01/25/31 (g)	787,787	785,919
6.056%, 1M LIBOR + 3.550%, 07/25/29 (g)	390,000	413,320
6.856%, 1M LIBOR + 4.350%, 05/25/29 (g)	780,142	844,852
7.406%, 1M LIBOR + 4.900%, 11/25/24 (g)	275,347	307,326
8.206%, 1M LIBOR + 5.700%, 04/25/28 (g)	150,773	170,212
8.506%, 1M LIBOR + 6.000%, 09/25/28 (g)	129,000	148,073
Fannie Mae Interest Strip (CMO) 2.000%, 09/25/39	414,444	388,837
4.000%, 05/25/27 (h)	309,341	27,554

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 2.390%, 09/01/28	125,000	116,726
3.025%, 11/01/29	400,000	384,025
3.140%, 11/01/27	663,453	655,520
3.170%, 11/01/29	300,000	291,695
3.170%, 02/01/30	1,300,000	1,258,283
3.175%, 01/01/30	1,400,000	1,362,530
3.180%, 12/01/29	1,000,000	969,421
3.240%, 12/01/26	81,123	82,150
3.410%, 08/01/27	475,753	479,108
3.500%, 09/01/57	2,168,293	2,159,028
3.660%, 07/01/30	500,000	506,030
3.705%, 09/01/28	698,985	717,950
3.800%, 02/01/29	1,330,000	1,356,860
3.890%, 05/01/30	99,932	103,533
3.960%, 05/01/34	42,007	43,484
4.500%, 01/01/51	1,301,035	1,352,415
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/36 (i)	28,176	23,251
Zero Coupon, 06/25/36 (c) (i)	232,834	198,444
1.340%, 08/25/44 (c) (g) (h)	685,057	34,448
1.539%, 05/25/46 (c) (g) (h)	731,650	34,222
1.555%, 04/25/55 (g) (h)	721,718	35,452
1.649%, 06/25/55 (c) (g) (h)	580,556	31,022
1.750%, 12/25/42	548,860	522,972
2.000%, 08/25/43	264,147	246,974
2.500%, 06/25/28 (c) (h)	176,548	13,023
3.000%, 02/25/27 (c) (h)	454,711	32,356
3.000%, 09/25/27 (c) (h)	159,822	13,516
3.000%, 01/25/28 (c) (h)	1,073,721	86,704
3.000%, 05/25/47	442,441	438,580
3.000%, 09/25/47	1,404,259	1,400,807
3.000%, 06/25/48	1,309,319	1,284,300
3.000%, 10/25/48	1,066,501	1,047,151
3.500%, 05/25/27 (c) (h)	455,944	44,025
3.500%, 10/25/27 (c) (h)	279,720	25,991
3.500%, 05/25/30 (c) (h)	293,836	34,106
3.500%, 08/25/30 (c) (h)	93,086	9,156
3.500%, 02/25/31 (c) (h)	219,755	18,671
3.500%, 09/25/35 (c) (h)	189,594	28,140
3.500%, 04/25/46	144,365	140,926
3.500%, 10/25/46 (c) (h)	165,654	38,083
3.500%, 11/25/47	1,193,017	1,214,073
3.500%, 02/25/48	355,948	360,145
3.500%, 04/25/48	758,711	784,234
3.500%, 12/25/58	1,393,050	1,402,310
4.000%, 03/25/42 (c) (h)	129,035	19,390
4.000%, 05/25/42 (c) (h)	799,820	105,549
4.000%, 11/25/42 (c) (h)	72,612	10,985
4.500%, 07/25/27 (c) (h)	144,347	14,200
5.465%, 05/25/42 (g) (h)	75,872	8,322
5.500%, 04/25/35 (c)	323,977	360,039
5.500%, 04/25/37	125,474	137,452
5.500%, 09/25/44 (c) (h)	570,621	130,445
5.500%, 06/25/48 (c) (h)	609,250	132,274
6.000%, 01/25/42 (c) (h)	589,609	106,283
6.000%, 09/25/47 (c) (h)	384,099	90,943

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae-ACES (CMO) 2.177%, 01/25/22 (g) (h)	1,157,741	$35,159
3.090%, 02/25/30 (g)	635,000	609,616
3.329%, 10/25/23 (g)	490,887	502,926
Freddie Mac 15 Yr. Gold Pool 3.000%, 07/01/28	571,920	572,950
3.000%, 08/01/29	355,743	356,077
3.000%, 04/01/33	3,734,995	3,721,648
3.500%, TBA (f)	700,000	708,473
Freddie Mac 20 Yr. Gold Pool 3.000%, 11/01/36	1,183,999	1,167,940
3.000%, 01/01/37	860,789	849,115
3.500%, 08/01/34	768,595	782,413
5.000%, 03/01/27	71,002	74,319
5.000%, 02/01/28	189,656	198,506
5.000%, 03/01/28	97,208	101,744
5.000%, 05/01/28	359,211	375,972
5.000%, 05/01/30	359,639	377,375
Freddie Mac 30 Yr. Gold Pool 3.000%, 12/01/44	18,034	17,682
3.000%, 08/01/46	1,689,083	1,648,601
3.000%, 10/01/46	1,711,526	1,670,507
3.000%, 11/01/46	2,600,924	2,538,772
3.000%, 12/01/46	818,125	798,971
3.000%, 01/01/47	930,526	907,414
3.500%, 08/01/42	118,460	119,552
3.500%, 11/01/42	174,815	176,157
3.500%, 06/01/46	271,850	272,674
3.500%, 10/01/47	1,306,121	1,306,239
3.500%, 03/01/48	663,197	665,211
3.500%, TBA (f)	7,765,000	7,762,556
4.000%, 05/01/42	782,567	805,196
4.000%, 08/01/42	205,044	210,976
4.000%, 09/01/42	286,989	294,776
4.000%, 07/01/44	72,175	74,174
4.000%, 02/01/46	301,367	307,662
4.000%, 09/01/48	194,431	198,263
4.000%, TBA (f)	5,765,000	5,877,010
4.500%, 09/01/43	117,734	122,312
4.500%, 11/01/43	976,271	1,013,144
4.500%, TBA (f)	1,405,000	1,454,749
5.000%, 03/01/38	67,083	71,137
5.000%, 05/01/39	7,247	7,687
5.000%, 06/01/41	391,451	413,502
5.000%, TBA (f)	580,000	607,149
5.500%, 07/01/33	114,849	122,418
5.500%, 04/01/39	46,023	49,406
5.500%, 06/01/41	172,882	186,121
Freddie Mac ARM Non-Gold Pool 3.894%, 12M LIBOR + 1.900%, 02/01/41 (g)	90,054	94,209
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.608%, 03/25/27 (g) (h)	4,369,947	183,799
1.444%, 06/25/22 (g) (h)	1,786,914	74,950
1.627%, 03/25/22 (g) (h)	1,304,944	57,361
1.734%, 05/25/19 (g) (h)	2,078,742	5,049
4.050%, 09/25/28 (g)	450,000	474,822

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO) Zero Coupon, 11/15/36 (i)	26,003	23,792
1.750%, 10/15/42	489,174	463,530
2.500%, 05/15/28 (h)	187,629	14,338
3.000%, 03/15/28 (c) (h)	535,268	40,266
3.000%, 05/15/32 (h)	241,053	16,583
3.000%, 03/15/33 (c) (h)	179,980	21,562
3.000%, 08/15/43	1,056,000	1,023,890
3.000%, 05/15/46	553,766	547,567
3.000%, 02/15/48	1,009,848	1,012,808
3.250%, 11/15/41	286,009	285,499
3.500%, 06/15/26 (c) (h)	275,106	16,705
3.500%, 09/15/26 (h)	96,931	8,428
3.500%, 03/15/27 (h)	163,675	13,715
3.500%, 03/15/41 (c) (h)	66,545	7,908
4.000%, 07/15/27 (c) (h)	627,196	55,634
4.000%, 03/15/28 (h)	298,790	26,418
4.000%, 06/15/28 (h)	161,323	14,670
4.000%, 07/15/30 (h)	429,175	45,261
4.750%, 07/15/39	490,591	525,943
5.000%, 09/15/33 (h)	235,040	44,374
5.500%, 08/15/33	60,466	65,737
5.500%, 07/15/36	133,794	145,736
5.500%, 06/15/46	175,067	192,369
6.500%, 07/15/36	177,743	196,583
FREMF Mortgage Trust (CMO) 3.045%, 10/25/47 (144A) (g)	770,000	766,781
4.293%, 11/25/51 (144A) (g)	168,000	149,789
5.278%, 09/25/43 (144A) (g)	855,000	877,960
Ginnie Mae I 30 Yr. Pool 3.000%, 12/15/44	24,593	24,265
3.000%, 02/15/45	70,790	69,766
3.000%, 04/15/45	922,289	908,953
3.000%, 05/15/45	1,176,855	1,159,838
3.000%, 07/15/45	30,997	30,549
4.000%, 09/15/42	813,570	838,550
4.500%, 04/15/41	574,936	600,574
4.500%, 02/15/42	1,249,055	1,304,500
5.000%, 12/15/38	43,348	45,960
5.000%, 04/15/39	828,599	878,709
5.000%, 07/15/39	79,549	84,335
5.000%, 12/15/40	117,774	124,866
5.500%, 12/15/40	430,360	464,856
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (f)	7,585,000	7,462,946
3.500%, 08/20/47	358,946	361,561
3.500%, TBA (f)	13,968,000	14,063,257
4.000%, 11/20/47	284,277	292,702
4.000%, 03/20/48	1,065,278	1,093,913
4.000%, TBA (f)	6,137,000	6,284,705
4.500%, 01/20/46	128,694	134,955
4.500%, 08/20/48	2,282,012	2,363,078
4.500%, 09/20/48	2,117,655	2,192,868
4.500%, TBA (f)	800,000	827,820
5.000%, 10/20/39	19,530	20,779
5.000%, TBA (f)	270,000	280,890

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 0.779%, 02/16/53 (g) (h)	1,996,408	$96,563
1.750%, 09/20/43	89,754	86,198
2.000%, 01/20/42	449,126	428,740
2.500%, 12/16/39	394,433	387,320
2.500%, 07/20/41	651,528	635,920
3.000%, 09/20/28 (h)	203,511	17,030
3.000%, 02/16/43 (h)	128,943	20,115
3.000%, 03/20/47	159,512	142,287
3.500%, 02/16/27 (h)	86,016	7,507
3.500%, 03/20/27 (h)	213,090	20,312
3.500%, 10/20/29 (h)	1,146,073	129,081
3.500%, 07/20/40 (h)	210,436	21,955
3.500%, 02/20/41 (h)	299,152	33,553
3.500%, 04/20/42 (h)	518,854	60,469
3.500%, 10/20/42 (h)	777,700	140,206
3.500%, 05/20/43 (c) (h)	110,036	18,526
3.500%, 07/20/43 (c) (h)	419,436	62,308
3.500%, 01/20/46	508,000	504,715
4.000%, 12/16/26 (h)	58,980	5,302
4.000%, 05/20/29 (h)	885,309	86,884
4.000%, 05/16/42 (c) (h)	91,411	13,705
4.000%, 03/20/43 (h)	146,327	30,930
4.000%, 01/20/44 (c) (h)	66,528	14,989
4.000%, 11/20/44 (c) (h)	1,101,317	187,650
4.000%, 03/20/47 (h)	534,600	94,173
4.000%, 07/20/47 (h)	808,892	141,434
4.500%, 04/20/45 (c) (h)	234,961	56,483
5.000%, 02/16/40 (h)	620,014	145,529
5.000%, 10/16/41 (c) (h)	344,865	52,693
5.000%, 01/16/47 (h)	155,248	34,134
5.500%, 03/20/39 (c) (h)	439,960	98,338
5.500%, 02/16/47 (h)	425,925	95,644
5.500%, 02/20/47 (h)	261,154	56,991
6.000%, 09/20/40 (h)	469,518	111,885
6.000%, 02/20/46 (h)	403,925	92,896

		267,939,285

U.S. Treasury—2.7%
U.S. Treasury Bonds 2.250%, 08/15/46	915,000	783,489
2.875%, 11/15/46 (j)	1,600,000	1,558,495
3.000%, 11/15/45 (j) (k)	1,980,000	1,979,476
3.000%, 02/15/47 (k)	1,500,000	1,498,449
3.000%, 02/15/48 (k)	2,840,000	2,829,740
3.750%, 11/15/43 (k)	7,910,000	8,949,021
U.S. Treasury Inflation Indexed Notes 0.250%, 01/15/25 (k) (l) (m)	8,565,515	8,202,868
0.750%, 07/15/28 (m)	2,811,625	2,752,317
U.S. Treasury Notes 1.625%, 11/15/22 (j) (k)	2,200,000	2,129,865

		30,683,720

Total U.S. Treasury & Government Agencies (Cost $299,211,230)		298,623,005

Corporate Bonds & Notes—12.0%
Security Description	Principal Amount*	Value

Aerospace/Defense—0.2%
Lockheed Martin Corp. 4.090%, 09/15/52	905,000	848,745
United Technologies Corp.
2.800%, 05/04/24	25,000	23,563
3.650%, 08/16/23	1,195,000	1,190,242
3.950%, 08/16/25	345,000	342,483
4.625%, 11/16/48	90,000	87,034

		2,492,067

Agriculture—0.3%
Altria Group, Inc. 2.850%, 08/09/22	1,150,000	1,103,917
3.875%, 09/16/46	530,000	404,252
BAT Capital Corp. 2.297%, 08/14/20	545,000	532,013
3.222%, 08/15/24	380,000	349,965
4.390%, 08/15/37	665,000	544,853
Imperial Brands Finance plc 3.750%, 07/21/22 (144A)	310,000	307,489

		3,242,489

Airlines—0.0%
Delta Air Lines, Inc. 3.625%, 03/15/22	185,000	181,031
3.800%, 04/19/23	280,000	275,505

		456,536

Auto Manufacturers—0.3%
Daimler Canada Finance, Inc. 2.908%, 3M CDOR + 0.830%, 07/08/19 (CAD) (c) (g)	635,000	463,459
Ford Credit Canada Co. 2.939%, 02/19/19 (CAD)	270,000	197,769
Ford Motor Co. 4.750%, 01/15/43	130,000	100,634
5.291%, 12/08/46	140,000	115,071
Ford Motor Credit Co. LLC 3.815%, 11/02/27 (b)	200,000	168,837
General Motors Co. 5.400%, 04/01/48	460,000	392,225
5.950%, 04/01/49	205,000	185,067
6.250%, 10/02/43	195,000	182,978
6.750%, 04/01/46	250,000	242,279
General Motors Financial Co., Inc. 3.678%, 3M LIBOR + 1.270%, 10/04/19 (g)	100,000	100,406
3.700%, 05/09/23	300,000	285,411
3.950%, 04/13/24	165,000	156,691
3.996%, 3M LIBOR + 1.560%, 01/15/20 (b) (g)	200,000	200,936
Toyota Motor Credit Corp. 2.754%, 3M LIBOR + 0.140%, 11/14/19 (g)	100,000	99,849
Volkswagen Group of America Finance LLC 3.875%, 11/13/20 (144A)	705,000	708,302
Volkswagen International Finance NV 3.250%, 01/21/19 (EUR)	175,000	200,831

		3,800,745

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Parts & Equipment—0.0%
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/26	60,000	$54,000

Banks—3.5%
Banco Bilbao Vizcaya Argentaria S.A. 6.125%, 5Y USD Swap + 3.870%, 11/16/27 (b) (g)	1,200,000	1,005,000
8.875%, -1 x 5Y EUR Swap + 9.177%, 04/14/21 (EUR) (g)	200,000	248,192
Banco de Sabadell S.A. 6.125%, 5Y EUR Swap + 6.051%, 11/23/22 (EUR) (g)	200,000	206,521
6.500%, 5Y EUR Swap + 6.414%, 05/18/22 (EUR) (g)	600,000	635,047
Banco Santander S.A. 3.800%, 02/23/28	600,000	533,997
Bank of America Corp. 3.124%, 3M LIBOR + 1.160%, 01/20/23 (g)	805,000	791,418
3.366%, 3M LIBOR + 0.810%, 01/23/26 (g)	1,255,000	1,200,402
3.419%, 3M LIBOR + 1.040%, 12/20/28 (g)	118,000	110,295
3.705%, 3M LIBOR + 1.512%, 04/24/28 (g)	1,045,000	1,002,989
4.000%, 04/01/24	133,000	133,728
4.000%, 01/22/25	595,000	579,858
4.125%, 01/22/24	265,000	268,593
7.750%, 05/14/38	630,000	815,570
Bank of Nova Scotia (The) 3.371%, 3M LIBOR + 0.620%, 12/05/19 (g)	175,000	175,034
Barclays Bank plc 2.650%, 01/11/21	200,000	195,819
Barclays plc 8.000%, 5Y EUR Swap + 6.750%, 12/15/20 (EUR) (g)	325,000	394,264
BNP Paribas S.A. 2.950%, 05/23/22 (144A)	220,000	212,009
3.375%, 01/09/25 (144A)	615,000	579,005
4.400%, 08/14/28 (144A)	405,000	395,536
5.125%, 5Y USD Swap + 2.838%, 11/15/27 (144A) (g)	325,000	281,125
7.625%, 5Y USD Swap + 6.314%, 03/30/21 (144A) (g)	390,000	397,313
BPCE S.A. 2.750%, 01/11/23 (144A)	270,000	258,987
3.000%, 05/22/22 (144A)	255,000	246,315
CaixaBank S.A. 6.750%, 5Y EUR Swap + 6.498%, 06/13/24 (EUR) (g)	200,000	231,250
Citigroup, Inc. 2.700%, 10/27/22	265,000	255,433
3.200%, 10/21/26	660,000	609,510
3.204%, 3M LIBOR + 0.790%, 01/10/20 (g)	200,000	200,266
3.520%, 3M LIBOR + 1.151%, 10/27/28 (g)	230,000	214,621
3.740%, 3M LIBOR + 1.100%, 05/17/24 (g)	680,000	663,415
4.075%, 3M LIBOR + 1.192%, 04/23/29 (g)	165,000	161,030
4.450%, 09/29/27	510,000	491,764
4.650%, 07/30/45	9,000	8,778
4.750%, 05/18/46	238,000	219,770
Credit Agricole S.A. 4.000%, 5Y USD Swap + 1.644%, 01/10/33 (144A) (g)	380,000	348,184
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (g)	725,000	744,937
Credit Suisse Group AG 6.250%, 5Y USD Swap + 3.455%, 12/18/24 (144A) (g)	1,320,000	1,246,819
7.500%, 5Y USD Swap + 4.600%, 07/17/23 (144A) (g)	200,000	195,000
Danske Bank A/S 5.875%, 5Y EUR Swap + 5.471%, 04/06/22 (EUR) (g)	200,000	229,337

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 2.876%, 3M LIBOR + 0.821%, 10/31/22 (g)	255,000	247,647
2.905%, 3M LIBOR + 0.990%, 07/24/23 (g)	1,085,000	1,033,343
3.579%, 3M LIBOR + 0.800%, 12/13/19 (g)	100,000	100,019
3.814%, 3M LIBOR + 1.158%, 04/23/29 (g)	735,000	686,627
4.017%, 3M LIBOR + 1.373%, 10/31/38 (g)	820,000	721,345
4.223%, 3M LIBOR + 1.301%, 05/01/29 (g)	45,000	43,333
6.250%, 02/01/41	430,000	490,986
6.750%, 10/01/37	410,000	463,461
HSBC Holdings plc 2.950%, 05/25/21	255,000	251,404
3.400%, 03/08/21	765,000	762,735
3.600%, 05/25/23 (b)	255,000	253,529
4.583%, 3M LIBOR + 1.535%, 06/19/29 (g)	260,000	257,875
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (g)	575,000	517,776
6.250%, 5Y USD ICE Swap + 3.453%, 03/23/23 (g)	450,000	421,875
ING Bank NV 3.954%, 3M LIBOR + 1.130%, 03/22/19 (g)	500,000	500,866
Intesa Sanpaolo S.p.A. 3.375%, 01/12/23 (144A)	215,000	199,155
3.875%, 01/12/28 (144A)	295,000	252,086
7.700%, 5Y USD Swap + 5.462%, 09/17/25 (144A) (b) (g)	650,000	581,750
7.750%, 5Y EUR Swap + 7.192%, 01/11/27 (EUR) (g)	400,000	479,356
JPMorgan Chase & Co. 3.220%, 3M LIBOR + 1.155%, 03/01/25 (g)	550,000	531,253
3.509%, 3M LIBOR + 0.945%, 01/23/29 (g)	525,000	497,247
3.717%, 3M LIBOR + 1.230%, 10/24/23 (g)	325,000	324,918
3.797%, 3M LIBOR + 0.890%, 07/23/24 (g)	435,000	435,758
4.005%, 3M LIBOR + 1.120%, 04/23/29 (g)	410,000	403,233
5.600%, 07/15/41	30,000	33,952
Landsbanki Islands Zero Coupon, 08/25/20 (c) (d) (e) (n)	320,000	0
Morgan Stanley 2.500%, 04/21/21	680,000	666,321
2.750%, 05/19/22	645,000	627,478
3.125%, 07/27/26	180,000	166,137
3.217%, 3M LIBOR + 0.740%, 07/23/19 (g)	100,000	99,993
3.337%, 3M LIBOR + 0.850%, 01/24/19 (g)	260,000	260,071
3.591%, 3M LIBOR + 1.340%, 07/22/28 (g)	1,250,000	1,181,428
3.625%, 01/20/27	685,000	651,373
3.649%, 3M LIBOR + 1.140%, 01/27/20 (g)	50,000	50,205
4.000%, 07/23/25	280,000	276,357
4.350%, 09/08/26	95,000	92,368
5.000%, 11/24/25	322,000	328,482
Santander Holdings USA, Inc. 3.700%, 03/28/22	365,000	358,449
Societe Generale S.A. 7.375%, 5Y USD Swap + 6.238%, 09/13/21 (144A) (g)	650,000	632,938
7.875%, 5Y USD Swap + 4.979%, 12/18/23 (144A) (g)	200,000	197,750
Standard Chartered plc 7.500%, 5Y USD Swap + 6.301%, 04/02/22 (g)	400,000	401,000
UBS AG 2.450%, 12/01/20 (144A)	465,000	456,311
UBS Group AG 5.750%, 5Y EUR Swap + 5.287%, 02/19/22 (EUR) (g)	250,000	303,517
6.875%, 5Y USD ICE Swap + 5.497%, 03/22/21 (g)	450,000	450,000

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
UBS Group AG 7.000%, 5Y USD Swap + 4.866%, 02/19/25 (g)	200,000	$203,500
7.125%, 5Y USD Swap + 5.464%, 02/19/20 (g)	270,000	270,675
UBS Group Funding Switzerland AG 2.650%, 02/01/22 (144A)	420,000	406,490
UniCredit S.p.A. 5.375%, 3M LIBOR + 0.750%, 06/03/25 (EUR) (g)	200,000	192,180
6.625%, 5Y EUR Swap + 6.387%, 06/03/23 (EUR) (g)	575,000	618,747
Wells Fargo & Co. 2.625%, 07/22/22	595,000	573,706
3.000%, 04/22/26	310,000	289,016
3.000%, 10/23/26	200,000	185,244
3.069%, 01/24/23	960,000	934,993
3.584%, 3M LIBOR + 1.310%, 05/22/28 (g)	705,000	677,232
4.400%, 06/14/46	290,000	268,221
4.900%, 11/17/45	290,000	282,867

		39,081,709

Beverages—0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 3.650%, 02/01/26 (144A)	680,000	642,763
4.700%, 02/01/36 (144A)	50,000	46,560
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	870,000	847,087
Anheuser-Busch InBev Worldwide, Inc. 3.500%, 01/12/24	585,000	571,540
3.750%, 07/15/42	426,000	336,460
4.600%, 04/15/48	265,000	237,895
4.750%, 04/15/58	440,000	383,590
Constellation Brands, Inc. 2.650%, 11/07/22	475,000	454,803
2.700%, 05/09/22	80,000	77,267
3.600%, 02/15/28	320,000	294,875
4.400%, 11/15/25	300,000	300,729
4.500%, 05/09/47	50,000	45,698
4.750%, 12/01/25	433,000	442,417

		4,681,684

Biotechnology—0.1%
Amgen, Inc. 2.650%, 05/11/22	295,000	288,225
Baxalta, Inc. 3.600%, 06/23/22	17,000	16,870
Celgene Corp. 4.625%, 05/15/44	20,000	17,591
Gilead Sciences, Inc. 3.250%, 09/01/22	135,000	134,676
4.150%, 03/01/47	1,110,000	1,023,915

		1,481,277

Building Materials—0.0%
Standard Industries, Inc. 5.000%, 02/15/27 (144A)	10,000	8,750
6.000%, 10/15/25 (144A)	220,000	211,002

		219,752

Chemicals—0.4%
CF Industries, Inc. 4.950%, 06/01/43	95,000	73,625
Chemours Co. (The) 5.375%, 05/15/27	60,000	54,000
DowDuPont, Inc. 4.205%, 11/15/23	785,000	802,653
4.725%, 11/15/28 (b)	785,000	814,138
LyondellBasell Industries NV 4.625%, 02/26/55	230,000	193,983
Methanex Corp. 4.250%, 12/01/24	325,000	315,413
5.650%, 12/01/44	120,000	107,769
Olin Corp. 5.125%, 09/15/27	60,000	55,200
SABIC Capital II B.V. 4.000%, 10/10/23 (144A)	560,000	557,200
Sherwin-Williams Co. (The) 3.450%, 06/01/27	395,000	368,413
Syngenta Finance NV 4.892%, 04/24/25 (144A)	385,000	364,188
5.182%, 04/24/28 (144A)	725,000	672,707
Versum Materials, Inc. 5.500%, 09/30/24 (144A)	60,000	59,400

		4,438,689

Commercial Services—0.2%
Acwa Power Management & Investments One, Ltd. 5.950%, 12/15/39 (144A)	1,269,000	1,191,997
IHS Markit, Ltd. 4.125%, 08/01/23	1,225,000	1,212,505
United Rentals North America, Inc. 4.875%, 01/15/28	65,000	57,038
5.500%, 07/15/25	110,000	103,675

		2,565,215

Computers—0.1%
Apple, Inc. 3.450%, 02/09/45	215,000	190,654
Hewlett Packard Enterprise Co. 6.350%, 10/15/45	215,000	200,908
IBM Credit LLC 3.177%, 3M LIBOR + 0.470%, 11/30/20 (g)	515,000	513,822
Western Digital Corp. 4.750%, 02/15/26	790,000	685,325

		1,590,709

Distribution/Wholesale—0.0%
HD Supply, Inc. 5.375%, 10/15/26 (144A)	50,000	48,430

Diversified Financial Services—0.2%
American Express Co. 3.400%, 02/27/23	500,000	495,319
GTP Acquisition Partners I LLC 3.482%, 06/16/50 (144A)	1,355,000	1,337,712

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Navient Corp. 5.875%, 03/25/21	20,000	$19,150

		1,852,181

Electric—0.7%
AES Corp. 4.000%, 03/15/21	75,000	73,688
4.500%, 03/15/23	45,000	43,875
4.875%, 05/15/23	20,000	19,550
5.125%, 09/01/27	10,000	9,600
Berkshire Hathaway Energy Co. 3.250%, 04/15/28	245,000	233,206
DTE Energy Co. 1.500%, 10/01/19	315,000	310,334
Duke Energy Carolinas LLC 4.250%, 12/15/41	275,000	276,058
Duke Energy Florida LLC 3.400%, 10/01/46	370,000	319,279
Duke Energy Progress LLC 4.375%, 03/30/44	320,000	326,310
Exelon Corp. 2.450%, 04/15/21	80,000	78,240
2.850%, 06/15/20	530,000	525,720
Fortis, Inc. 2.100%, 10/04/21	135,000	129,779
Georgia Power Co. 2.000%, 09/08/20	1,043,000	1,019,127
IPALCO Enterprises, Inc. 3.700%, 09/01/24	335,000	326,097
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29 (144A)	110,000	128,462
Pacific Gas & Electric Co. 2.950%, 03/01/26	165,000	135,727
3.300%, 12/01/27	965,000	787,945
3.400%, 08/15/24	444,000	385,020
3.500%, 06/15/25	145,000	124,326
3.750%, 02/15/24	139,000	123,296
5.125%, 11/15/43	30,000	25,889
5.400%, 01/15/40	5,000	4,439
6.050%, 03/01/34	560,000	519,467
Sempra Energy 2.400%, 02/01/20	340,000	335,390
South Carolina Electric & Gas Co. 3.500%, 08/15/21	125,000	125,346
4.250%, 08/15/28	140,000	145,068
4.500%, 06/01/64	475,000	439,773
Southern California Edison Co. 3.700%, 08/01/25	95,000	94,806
4.125%, 03/01/48	55,000	52,147
Southern Co. (The) 2.950%, 07/01/23	130,000	125,596
3.250%, 07/01/26	335,000	313,973
Vistra Operations Co. LLC 5.500%, 09/01/26 (144A)	475,000	457,187

		8,014,720

Electronics—0.0%
Fortive Corp. 2.350%, 06/15/21	275,000	268,132
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	120,000	112,800

		380,932

Engineering & Construction—0.2%
Fluor Corp. 4.250%, 09/15/28	545,000	531,247
Mexico City Airport Trust
3.875%, 04/30/28 (144A)	200,000	175,700
SBA Tower Trust 3.168%, 04/11/47 (144A)	995,000	977,927

		1,684,874

Entertainment—0.0%
WMG Acquisition Corp.
4.875%, 11/01/24 (144A)	120,000	113,700
5.000%, 08/01/23 (144A)	40,000	38,900

		152,600

Food—0.2%
Conagra Brands, Inc.
3.219%, 3M LIBOR + 0.750%, 10/22/20 (g)	155,000	154,564
3.800%, 10/22/21	100,000	100,031
4.600%, 11/01/25	55,000	55,199
5.300%, 11/01/38	85,000	80,405
Kraft Heinz Foods Co.
4.375%, 06/01/46	320,000	263,966
4.625%, 01/30/29	925,000	915,135
Sysco Corp. 2.500%, 07/15/21	405,000	396,795
TreeHouse Foods, Inc. 6.000%, 02/15/24 (144A) (b)	60,000	59,400

		2,025,495

Food Service—0.0%
Aramark Services, Inc.
4.750%, 06/01/26	15,000	14,100
5.000%, 02/01/28 (144A)	125,000	116,562

		130,662

Forest Products & Paper—0.0%
Suzano Austria GmbH 6.000%, 01/15/29 (144A)	200,000	204,100

Gas—0.0%
AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.875%, 08/20/26	95,000	86,688

Healthcare-Products—0.2%
Becton Dickinson & Co.
3.363%, 06/06/24	925,000	888,376
3.700%, 06/06/27	550,000	519,958

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Boston Scientific Corp. 4.000%, 03/01/28	505,000	$490,460
Thermo Fisher Scientific, Inc. 3.000%, 04/15/23	180,000	175,109

		2,073,903

Healthcare-Services—0.3%
Aetna, Inc. 2.800%, 06/15/23	175,000	166,416
Anthem, Inc.
3.500%, 08/15/24	695,000	681,655
3.650%, 12/01/27	525,000	501,893
4.625%, 05/15/42	170,000	164,067
CHS/Community Health Systems, Inc.
5.125%, 08/01/21 (b)	110,000	102,025
6.250%, 03/31/23	30,000	27,264
Halfmoon Parent, Inc. 3.138%, 3M LIBOR + 0.350%, 03/17/20 (144A) (g)	200,000	198,717
HCA, Inc. 4.750%, 05/01/23	20,000	19,700
Tenet Healthcare Corp. 6.000%, 10/01/20	75,000	75,938
UnitedHealth Group, Inc.
3.500%, 06/15/23	280,000	282,397
3.700%, 12/15/25	200,000	202,092
3.750%, 07/15/25	240,000	243,053
4.250%, 04/15/47	110,000	109,200
4.250%, 06/15/48	160,000	160,146
4.750%, 07/15/45	130,000	137,727

		3,072,290

Home Builders—0.0%
Lennar Corp. 4.750%, 11/29/27	125,000	112,812
PulteGroup, Inc. 5.500%, 03/01/26	60,000	57,750
Toll Brothers Finance Corp. 4.875%, 11/15/25	130,000	121,550

		292,112

Insurance—0.1%
CNO Financial Group, Inc. 5.250%, 05/30/25	175,000	166,687
Genworth Holdings, Inc. 4.900%, 08/15/23	90,000	74,475
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	52,000	78,023
MGIC Investment Corp. 5.750%, 08/15/23	90,000	89,550
Willis North America, Inc. 3.600%, 05/15/24	210,000	205,021

		613,756

Internet—0.2%
Alibaba Group Holding, Ltd.
3.400%, 12/06/27	810,000	749,416
4.200%, 12/06/47	200,000	177,580
Amazon.com, Inc.
2.800%, 08/22/24	155,000	150,642
3.875%, 08/22/37	600,000	583,252
Tencent Holdings, Ltd.
2.985%, 01/19/23 (144A)	530,000	515,047
3.595%, 01/19/28 (144A)	250,000	235,030

		2,410,967

Iron/Steel—0.1%
ArcelorMittal
6.125%, 06/01/25 (b)	110,000	115,176
Commercial Metals Co. 5.375%, 07/15/27	60,000	53,700
Steel Dynamics, Inc.
4.125%, 09/15/25 (b)	165,000	151,594
5.500%, 10/01/24	65,000	64,350
Vale Overseas, Ltd.
6.250%, 08/10/26	880,000	950,400
6.875%, 11/10/39	75,000	86,625

		1,421,845

Leisure Time—0.0%
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A)	30,000	27,675

Lodging—0.0%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.500%, 03/01/25 (144A)	5,000	4,663

Machinery-Construction & Mining—0.0%
BWX Technologies, Inc. 5.375%, 07/15/26 (144A)	30,000	28,866
Oshkosh Corp. 5.375%, 03/01/25	75,000	74,812

		103,678

Machinery-Diversified—0.0%
John Deere Canada Funding, Inc. 1.750%, 01/28/19 (CAD)	75,000	54,929

Media—0.8%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 05/01/27 (144A)	15,000	13,971
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.464%, 07/23/22	655,000	661,261
4.908%, 07/23/25	145,000	144,116
5.750%, 04/01/48	480,000	450,022
6.484%, 10/23/45	1,245,000	1,284,956
Comcast Corp.
2.350%, 01/15/27	65,000	58,174
3.150%, 03/01/26	405,000	387,702

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Comcast Corp.
3.200%, 07/15/36	100,000	$86,119
3.950%, 10/15/25	210,000	212,582
4.049%, 11/01/52	395,000	355,058
4.150%, 10/15/28	190,000	193,050
4.250%, 10/15/30	210,000	212,525
4.600%, 10/15/38	240,000	242,620
4.950%, 10/15/58	195,000	198,553
COX Communications, Inc.
2.950%, 06/30/23 (144A)	115,000	110,650
3.150%, 08/15/24 (144A)	868,000	834,955
4.800%, 02/01/35 (144A)	25,000	22,815
Discovery Communications LLC
3.800%, 03/13/24	364,000	355,069
3.950%, 06/15/25 (144A)	217,000	208,536
4.900%, 03/11/26 (b)	190,000	191,488
DISH DBS Corp. 5.875%, 11/15/24 (b)	130,000	104,650
Liberty Interactive LLC
8.250%, 02/01/30 (b)	130,000	126,750
TEGNA, Inc. 6.375%, 10/15/23	5,000	5,013
Time Warner Cable LLC
4.500%, 09/15/42	400,000	321,940
7.300%, 07/01/38	45,000	48,829
8.250%, 04/01/19	231,000	233,593
Time Warner, Inc. 3.875%, 01/15/26	70,000	66,889
Viacom, Inc.
4.250%, 09/01/23	1,190,000	1,185,281
4.375%, 03/15/43	203,000	161,124
5.875%, 3M LIBOR + 3.895%, 02/28/57 (g)	10,000	9,085
6.250%, 3M LIBOR + 3.899%, 02/28/57 (g)	15,000	13,998
Videotron, Ltd. 5.375%, 06/15/24 (144A)	145,000	143,550
Warner Media LLC
2.950%, 07/15/26	70,000	62,615
3.800%, 02/15/27	520,000	488,180

		9,195,719

Mining—0.1%
Anglo American Capital plc
4.750%, 04/10/27 (144A)	200,000	191,646
4.875%, 05/14/25 (144A)	520,000	509,419
FMG Resources August 2006 Pty, Ltd. 5.125%, 05/15/24 (144A) (b)	60,000	55,200
Glencore Finance Europe, Ltd. 6.500%, 02/27/19 (GBP)	150,000	192,520
Glencore Funding LLC
2.500%, 01/15/19	105,000	104,956
3.796%, 3M LIBOR + 1.360%, 01/15/19 (g)	240,000	240,038
Kaiser Aluminum Corp. 5.875%, 05/15/24	140,000	136,850

		1,430,629

Miscellaneous Manufacturing—0.0%
Ingersoll-Rand Global Holding Co., Ltd. 2.900%, 02/21/21	225,000	222,868

Office/Business Equipment—0.0%
Pitney Bowes, Inc. 4.700%, 04/01/23	195,000	172,087

Oil & Gas—0.4%
Anadarko Petroleum Corp. 4.500%, 07/15/44	5,000	4,242
Antero Resources Corp. 5.625%, 06/01/23	60,000	57,000
Canadian Natural Resources, Ltd. 3.850%, 06/01/27	715,000	674,847
Continental Resources, Inc.
4.900%, 06/01/44	10,000	8,849
5.000%, 09/15/22	44,000	43,686
Encana Corp. 3.900%, 11/15/21	300,000	300,241
Hess Corp.
4.300%, 04/01/27	790,000	723,532
6.000%, 01/15/40	10,000	9,175
Kerr-McGee Corp.
6.950%, 07/01/24	400,000	445,913
Marathon Oil Corp. 3.850%, 06/01/25	130,000	122,008
Marathon Petroleum Corp. 3.800%, 04/01/28 (144A)	190,000	178,410
MEG Energy Corp. 6.500%, 01/15/25 (144A)	65,000	65,975
Petroleos Mexicanos 2.500%, 04/10/19 (CHF)	100,000	102,313
3.750%, 03/15/19 (EUR)	100,000	115,259
6.500%, 01/23/29	65,000	60,612
6.750%, 09/21/47	351,000	290,238
8.000%, 05/03/19	150,000	151,650
Phillips 66 3.900%, 03/15/28	230,000	222,310
QEP Resources, Inc. 5.250%, 05/01/23	80,000	70,800
SM Energy Co. 6.125%, 11/15/22	55,000	51,975
6.750%, 09/15/26 (b)	15,000	13,425
Sunoco LP / Sunoco Finance Corp. 5.500%, 02/15/26	60,000	56,850
Tullow Oil plc 7.000%, 03/01/25 (144A)	500,000	463,750
Valero Energy Corp. 3.400%, 09/15/26	350,000	320,728
WPX Energy, Inc. 5.250%, 09/15/24	125,000	113,125
YPF S.A. 16.500%, 05/09/22 (144A) (ARS) (o)	19,392,845	334,720

		5,001,633

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—0.1%
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	150,000	$150,375
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A)	75,000	71,438
Westrock Co. 4.650%, 03/15/26 (144A)	540,000	548,507

		770,320

Pharmaceuticals—0.8%
Allergan Funding SCS 3.450%, 03/15/22	245,000	241,241
Bausch Health Cos., Inc. 7.000%, 03/15/24 (144A)	30,000	30,300
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A)	850,000	827,656
Cardinal Health, Inc. 2.616%, 06/15/22	440,000	423,847
Cigna Corp. 4.125%, 11/15/25 (144A)	340,000	339,679
4.375%, 10/15/28 (144A)	1,810,000	1,821,204
CVS Health Corp. 3.125%, 03/09/20	470,000	469,010
3.875%, 07/20/25	324,000	315,879
4.100%, 03/25/25	815,000	807,847
5.050%, 03/25/48	345,000	335,996
5.125%, 07/20/45	315,000	307,011
Elanco Animal Health, Inc. 3.912%, 08/27/21 (144A)	311,000	312,922
4.272%, 08/28/23 (144A)	310,000	309,718
GlaxoSmithKline Capital, Inc. 3.625%, 05/15/25	620,000	624,230
Mylan NV 3.150%, 06/15/21	220,000	215,437
3.750%, 12/15/20	325,000	324,783
3.950%, 06/15/26	213,000	194,227
Mylan, Inc. 4.550%, 04/15/28 (144A)	240,000	223,816
5.200%, 04/15/48 (144A)	125,000	103,192
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	355,000	343,264
Teva Pharmaceutical Finance Netherlands III B.V. 2.800%, 07/21/23	175,000	150,709
Valeant Pharmaceuticals International, Inc. 6.500%, 03/15/22 (144A)	65,000	65,428

		8,787,396

Pipelines—0.4%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 4.250%, 12/01/27	415,000	391,985
6.250%, 10/15/22	41,000	41,820
DCP Midstream Operating L.P. 3.875%, 03/15/23	20,000	18,750
4.950%, 04/01/22	26,000	25,740
5.600%, 04/01/44	50,000	43,250

Pipelines—(Continued)
Energy Transfer L.P. 5.500%, 06/01/27	120,000	117,000
Energy Transfer Operating L.P. 4.200%, 09/15/23	70,000	68,984
Energy Transfer Partners L.P. 5.950%, 10/01/43	20,000	19,036
EQT Midstream Partners L.P. 4.750%, 07/15/23	215,000	213,993
5.500%, 07/15/28	270,000	264,589
MPLX L.P. 4.000%, 03/15/28	180,000	168,805
4.125%, 03/01/27	340,000	323,891
4.700%, 04/15/48	105,000	91,098
5.200%, 03/01/47	65,000	59,907
Sabine Pass Liquefaction LLC 4.200%, 03/15/28	50,000	47,854
Sunoco Logistics Partners Operations L.P. 5.300%, 04/01/44	35,000	30,940
5.350%, 05/15/45	35,000	31,015
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	420,000	403,870
3.500%, 01/15/28 (144A)	100,000	94,469
TransCanada PipeLines, Ltd. 4.750%, 05/15/38	140,000	135,087
6.100%, 06/01/40	40,000	44,392
Transcontinental Gas Pipe Line Co. LLC 4.000%, 03/15/28	105,000	102,734
Valero Energy Partners L.P. 4.500%, 03/15/28	455,000	445,778
Western Gas Partners L.P. 4.500%, 03/01/28	485,000	453,602
4.750%, 08/15/28	290,000	276,219
5.500%, 08/15/48	25,000	22,283
Williams Partners L.P. 4.300%, 03/04/24	105,000	104,627

		4,041,718

Real Estate Investment Trusts—0.1%
Crown Castle International Corp. 3.150%, 07/15/23	315,000	302,786
3.200%, 09/01/24	110,000	104,109
Equinix, Inc. 5.875%, 01/15/26	135,000	136,012
GLP Capital L.P. / GLP Financing II, Inc. 5.300%, 01/15/29	290,000	283,629
5.375%, 04/15/26	60,000	59,341

		885,877

Retail—0.2%
Dollar Tree, Inc. 3.149%, 3M LIBOR + 0.700%, 04/17/20 (g)	90,000	89,426
Home Depot, Inc. (The) 3.500%, 09/15/56	220,000	185,299
Lowe’s Cos., Inc. 3.700%, 04/15/46	60,000	49,001

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
McDonald’s Corp. 3.350%, 04/01/23	380,000	$378,056
Starbucks Corp. 3.800%, 08/15/25	265,000	262,182
4.000%, 11/15/28	160,000	158,130
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.875%, 03/01/27	75,000	66,375
Walmart, Inc. 3.400%, 06/26/23	925,000	934,475

		2,122,944

Semiconductors—0.4%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, 01/15/20	500,000	493,701
3.125%, 01/15/25	155,000	139,987
3.625%, 01/15/24	1,285,000	1,215,657
3.875%, 01/15/27	450,000	403,963
Entegris, Inc. 4.625%, 02/10/26 (144A)	25,000	23,000
Intel Corp. 4.100%, 05/19/46	185,000	181,409
Microchip Technology, Inc. 4.333%, 06/01/23 (144A)	380,000	370,636
NXP B.V. / NXP Funding LLC 4.875%, 03/01/24 (144A)	1,175,000	1,180,158

		4,008,511

Software—0.2%
CDK Global, Inc. 5.875%, 06/15/26	5,000	5,020
Fidelity National Information Services, Inc. 4.250%, 05/15/28	195,000	193,832
First Data Corp. 5.000%, 01/15/24 (144A)	40,000	38,500
5.375%, 08/15/23 (144A)	90,000	88,425
Microsoft Corp. 3.700%, 08/08/46	330,000	317,686
3.950%, 08/08/56	400,000	390,937
MSCI, Inc. 5.250%, 11/15/24 (144A)	75,000	74,625
5.750%, 08/15/25 (144A)	65,000	65,488
Open Text Corp. 5.875%, 06/01/26 (144A)	15,000	14,700
Oracle Corp. 4.000%, 11/15/47	195,000	181,727
Quintiles IMS, Inc. 4.875%, 05/15/23 (144A)	95,000	93,100
salesforce.com, Inc. 3.250%, 04/11/23	250,000	251,270
3.700%, 04/11/28	170,000	171,000

		1,886,310

Telecommunications—0.7%
AT&T, Inc. 3.086%, 3M LIBOR + 0.650%, 01/15/20 (g)	155,000	154,730
4.100%, 02/15/28	260,000	250,108
4.250%, 03/01/27 (b)	150,000	146,920
4.300%, 02/15/30	711,000	672,341
4.750%, 05/15/46	390,000	347,108
5.150%, 03/15/42	164,000	153,372
Nokia Oyj 4.375%, 06/12/27	260,000	241,800
6.625%, 05/15/39	110,000	111,650
Sprint Communications, Inc. 7.000%, 03/01/20 (144A)	90,000	92,250
Sprint Corp. 7.125%, 06/15/24	100,000	99,106
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.152%, 03/20/28 (144A)	530,000	520,725
Telecom Italia Capital S.A. 6.000%, 09/30/34	45,000	38,925
7.721%, 06/04/38	50,000	49,656
Telecom Italia S.p.A. 5.303%, 05/30/24 (144A)	925,000	878,750
Telefonica Emisiones S.A.U. 4.665%, 03/06/38	150,000	135,835
4.895%, 03/06/48	335,000	296,058
5.213%, 03/08/47	150,000	137,481
Verizon Communications, Inc. 3.203%, 3M LIBOR + 0.550%, 05/22/20 (g)	155,000	154,662
4.400%, 11/01/34	535,000	516,140
4.500%, 08/10/33	775,000	765,626
4.522%, 09/15/48	365,000	342,422
4.862%, 08/21/46	90,000	88,567
5.012%, 08/21/54	213,000	206,113
5.250%, 03/16/37	425,000	443,171
Vodafone Group plc 4.375%, 05/30/28 (b)	815,000	791,076

		7,634,592

Transportation—0.1%
CSX Corp. 3.250%, 06/01/27	620,000	583,537
FedEx Corp. 4.550%, 04/01/46	30,000	27,302
4.750%, 11/15/45	125,000	118,008
Union Pacific Corp. 4.375%, 09/10/38	700,000	692,772

		1,421,619

Trucking & Leasing—0.0%
DAE Funding LLC 4.500%, 08/01/22 (144A)	15,000	14,400
5.000%, 08/01/24 (144A)	15,000	14,513

		28,913

Total Corporate Bonds & Notes (Cost $143,209,307)		136,372,508

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—8.7%

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.2%
CIG Auto Receivables Trust 2.710%, 05/15/23 (144A)	156,815	$155,863
Credit Acceptance Auto Loan Trust 2.650%, 06/15/26 (144A)	545,000	539,981
Skopos Auto Receivables Trust 3.190%, 09/15/21 (144A) (o)	516,415	515,986
Westlake Automobile Receivables Trust 3.280%, 12/15/22 (144A)	1,015,000	1,002,176

		2,214,006

Asset-Backed - Home Equity—0.2%
GSAA Home Equity Trust 2.556%, 1M LIBOR + 0.050%, 12/25/46 (c) (g)	87,006	58,294
2.606%, 1M LIBOR + 0.100%, 03/25/37 (c) (g)	911,989	435,135
2.746%, 1M LIBOR + 0.240%, 11/25/36 (c) (g)	264,060	148,197
2.806%, 1M LIBOR + 0.300%, 03/25/36 (c) (g)	951,667	680,481
5.985%, 06/25/36 (c) (g)	552,682	253,553
Morgan Stanley ABS Capital I, Inc. Trust 2.656%, 1M LIBOR + 0.150%, 06/25/36 (c) (g)	14,139	11,769
Renaissance Home Equity Loan Trust 6.120%, 11/25/36 (c) (p)	250,014	146,357
Soundview Home Loan Trust 2.756%, 1M LIBOR + 0.250%, 11/25/36 (c) (g)	485,000	442,389

		2,176,175

Asset-Backed - Other—8.3%
AMMC CLO, Ltd. 3.740%, 3M LIBOR + 1.250%, 07/25/29 (144A) (g)	1,340,000	1,336,102
Anchorage Capital CLO, Ltd. 3.946%, 3M LIBOR + 1.510%, 01/15/29 (144A) (g)	760,744	760,733
Apex Credit CLO, Ltd. 3.957%, 3M LIBOR + 1.470%, 04/24/29 (144A) (g)	1,315,000	1,314,537
Apidos CLO 3.430%, 3M LIBOR + 0.980%, 01/19/25 (144A) (g)	334,534	334,362
Atlas Senior Loan Fund, Ltd. 3.339%, 3M LIBOR + 0.870%, 04/20/28 (144A) (g)	1,375,000	1,352,358
3.526%, 3M LIBOR + 1.090%, 01/15/31 (144A) (g)	705,000	693,965
Avant Loans Funding Trust 3.420%, 01/18/22 (144A) (o)	1,182,108	1,180,395
Avery Point CLO, Ltd. 3.565%, 3M LIBOR + 1.120%, 01/18/25 (144A) (g)	553,660	552,927
3.590%, 3M LIBOR + 1.100%, 04/25/26 (144A) (g)	1,012,861	1,011,177
Babson CLO, Ltd. 3.619%, 3M LIBOR + 1.150%, 07/20/25 (144A) (g)	254,851	254,288
Bain Capital Credit CLO, Ltd. 3.719%, 3M LIBOR + 1.250%, 07/20/30 (144A) (g)	815,000	814,412
Bayview Opportunity Master Fund Trust 3.352%, 11/28/32 (144A) (p)	219,590	218,640
3.500%, 01/28/55 (144A) (g)	597,214	591,871
3.500%, 06/28/57 (144A) (g)	705,181	698,763
3.500%, 07/28/57 (144A) (g)	1,359,211	1,347,042
3.500%, 10/28/57 (144A) (g)	1,306,177	1,294,892
3.500%, 01/28/58 (144A) (g)	922,805	913,423
3.598%, 02/25/33 (144A) (p)	270,523	268,432
4.000%, 11/28/53 (144A) (g)	529,794	531,501
4.000%, 10/28/64 (144A) (g)	1,010,980	1,013,984

Asset-Backed - Other—(Continued)
Benefit Street Partners CLO, Ltd. 3.245%, 3M LIBOR + 0.800%, 10/18/29 (144A) (g)	125,000	124,937
3.686%, 3M LIBOR + 1.250%, 07/15/29 (144A) (g)	320,000	318,034
Carlyle Global Market Strategies CLO, Ltd. 3.289%, 3M LIBOR + 0.780%, 04/27/27 (144A) (g)	1,425,000	1,417,061
3.436%, 3M LIBOR + 1.000%, 01/15/31 (144A) (g)	1,395,000	1,373,610
CBAM, Ltd. 3.679%, 3M LIBOR + 1.230%, 10/17/29 (144A) (g)	1,665,000	1,658,109
Cent CLO, Ltd. 3.659%, 3M LIBOR + 1.150%, 07/27/30 (144A) (g)	930,000	919,006
CIFC Funding, Ltd. 3.286%, 3M LIBOR + 0.850%, 07/16/30 (144A) (g)	220,293	220,461
3.537%, 3M LIBOR + 1.050%, 04/24/30 (144A) (g)	1,580,000	1,555,210
Cirrus Funding, Ltd. 4.800%, 01/25/37 (144A)	940,000	955,772
CLUB Credit Trust 2.610%, 01/15/24 (144A) (o)	468,076	465,308
Covenant Credit Partners CLO, Ltd. 4.286%, 3M LIBOR + 1.850%, 10/15/29 (144A) (g)	445,000	439,049
Domino’s Pizza Master Issuer LLC 4.116%, 07/25/48 (144A) (o)	696,500	687,146
Dryden Senior Loan Fund 3.236%, 3M LIBOR + 0.800%, 07/15/30 (144A) (g)	479,500	479,260
3.336%, 3M LIBOR + 0.900%, 04/15/29 (144A) (g)	1,470,000	1,451,660
3.434%, 11/15/28 (144A) (g)	745,000	733,773
3.659%, 3M LIBOR + 1.210%, 07/18/30 (144A) (g)	1,280,000	1,274,095
3.866%, 3M LIBOR + 1.430%, 10/15/28 (144A) (g)	1,604,000	1,603,998
Finance America Mortgage Loan Trust 3.556%, 1M LIBOR + 1.050%, 09/25/33 (c) (g)	70,053	68,375
Flatiron CLO, Ltd. 3.866%, 3M LIBOR + 1.250%, 05/15/30 (144A) (g)	810,000	804,588
Fremont Home Loan Trust 3.556%, 1M LIBOR + 1.050%, 12/25/33 (c) (g)	66,807	65,462
GMACM Home Equity Loan Trust 3.006%, 1M LIBOR + 0.500%, 10/25/34 (144A) (g)	38,835	38,644
Highbridge Loan Management, Ltd. 3.582%, 3M LIBOR + 1.000%, 02/05/31 (144A) (g)	415,000	406,778
KKR CLO, Ltd. 3.776%, 3M LIBOR + 1.340%, 04/15/29 (144A) (g)	1,260,000	1,254,955
KKR Financial CLO, Ltd. 3.726%, 3M LIBOR + 1.290%, 04/15/29 (144A) (g)	565,000	560,762
Knollwood CDO, Ltd. 4.355%, 3M LIBOR + 3.200%, 01/10/39 (144A) (d) (e) (g)	660,004	0
LCM, Ltd. 3.379%, 3M LIBOR + 0.870%, 10/20/27 (144A) (g)	1,075,000	1,066,066
Legacy Mortgage Asset Trust 4.000%, 03/25/58 (144A) (p)	1,625,559	1,620,068
Lendmark Funding Trust 2.830%, 12/22/25 (144A) (o)	680,000	670,933
Madison Park Funding, Ltd.
3.637%, 3M LIBOR + 1.040%, 07/23/29 (144A) (g)	1,341,000	1,334,688
3.729%, 3M LIBOR + 1.260%, 07/20/26 (144A) (g)	1,267,554	1,266,762
Magnetite XVIII, Ltd. 3.696%, 3M LIBOR + 1.080%, 11/15/28 (144A) (g)	1,323,000	1,317,140

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Magnetite, Ltd. 3.416%, 04/15/31 (144A) (g)	795,000	$784,226
3.490%, 3M LIBOR + 1.000%, 07/25/26 (144A) (g)	1,156,409	1,155,301
3.990%, 3M LIBOR + 1.500%, 07/25/26 (144A) (g)	995,000	988,869
Marlette Funding Trust 2.360%, 12/15/24 (144A) (o)	192,458	191,882
MFRA Trust 3.352%, 11/25/47 (144A) (p)	1,491,791	1,486,050
Mill City Mortgage Loan Trust 3.500%, 08/25/58 (144A) (g)	1,019,617	1,011,138
Nationstar HECM Loan Trust 2.038%, 09/25/27 (144A) (g)	169,085	168,557
Neuberger Berman CLO, Ltd. 3.236%, 3M LIBOR + 0.800%, 01/15/28 (144A) (g)	1,480,000	1,462,061
New Residential Advance Receivables Trust 2.575%, 10/15/49 (144A)	624,500	620,616
3.214%, 02/15/51 (144A)	1,065,000	1,062,784
New Residential Mortgage LLC 3.790%, 07/25/54 (144A)	1,477,364	1,489,471
NRZ Advance Receivables Trust 3.107%, 12/15/50 (144A)	1,195,000	1,186,385
NRZ Excess Spread-Collateralized Notes 3.193%, 01/25/23 (144A)	956,669	950,468
3.265%, 02/25/23 (144A)	595,254	594,258
Oak Hill Advisors Residential Loan Trust 3.000%, 06/25/57 (144A) (p)	425,177	416,584
OCP CLO, Ltd. 3.299%, 3M LIBOR + 0.850%, 04/17/27 (144A) (g)	1,230,000	1,217,653
Octagon Investment Partners, Ltd. 3.546%, 3M LIBOR + 0.900%, 05/21/27 (144A) (g)	489,000	485,568
3.789%, 3M LIBOR + 1.320%, 03/17/30 (144A) (g)	725,000	725,266
OHA Loan Funding, Ltd. 3.717%, 3M LIBOR + 1.040%, 05/23/31 (144A) (g)	695,000	680,300
OneMain Financial Issuance Trust 2.370%, 09/14/32 (144A)	1,648,000	1,622,491
4.100%, 03/20/28 (144A)	472,806	473,918
OZLM Funding, Ltd. 3.369%, 3M LIBOR + 0.900%, 07/22/29 (144A) (g)	93,750	93,791
3.719%, 3M LIBOR + 1.250%, 10/22/30 (144A) (g)	1,205,000	1,195,956
OZLM, Ltd. 3.459%, 3M LIBOR + 1.010%, 07/17/29 (144A) (g)	335,000	329,887
3.570%, 3M LIBOR + 1.050%, 04/30/27 (144A) (g)	1,360,000	1,348,885
Palmer Square Loan Funding, Ltd. 3.700%, 3M LIBOR + 1.450%, 11/15/26 (144A) (g)	735,000	730,043
Pretium Mortgage Credit Partners LLC 3.327%, 12/30/32 (144A) (g)	166,944	164,939
3.375%, 01/27/33 (144A) (p)	240,113	237,904
Prosper Marketplace Issuance Trust 2.360%, 11/15/23 (144A)	148,788	148,388
PRPM LLC 4.000%, 08/25/23 (144A) (g)	984,012	979,303
Regional Management Issuance Trust 3.830%, 07/15/27 (144A) (o)	950,000	953,568
SBA Tower Trust 2.898%, 10/15/44 (144A) (p)	845,000	840,033

Asset-Backed - Other—(Continued)
Seneca Park CLO, Ltd. 3.569%, 3M LIBOR + 1.120%, 07/17/26 (144A) (g)	962,280	961,821
Shackleton CLO, Ltd. 3.356%, 3M LIBOR + 1.020%, 07/17/28 (144A) (g)	1,100,000	1,087,036
SoFi Consumer Loan Program LLC 2.500%, 05/26/26 (144A)	289,780	286,430
2.770%, 05/25/26 (144A)	147,981	146,667
3.090%, 10/27/25 (144A) (o)	256,235	255,700
3.280%, 01/26/26 (144A) (o)	238,394	238,276
Sound Point CLO, Ltd. 3.359%, 3M LIBOR + 1.890%, 01/20/28 (144A) (g)	1,440,000	1,422,596
3.436%, 3M LIBOR + 1.000%, 04/15/31 (144A) (g)	1,435,000	1,404,806
3.595%, 3M LIBOR + 1.150%, 04/18/31 (144A) (g)	1,125,000	1,107,618
3.867%, 3M LIBOR + 1.390%, 01/23/29 (144A) (g)	505,000	504,554
Springleaf Funding Trust 2.680%, 07/15/30 (144A)	1,705,000	1,675,648
2.900%, 11/15/29 (144A)	1,196,485	1,189,541
SPS Servicer Advance Receivables Trust 2.750%, 11/15/49 (144A)	1,020,000	1,018,119
3.620%, 10/17/50 (144A)	315,000	316,295
Symphony CLO, Ltd. 3.716%, 3M LIBOR + 1.280%, 07/14/26 (144A) (g)	1,258,168	1,258,915
Towd Point Mortgage Trust 2.750%, 02/25/55 (144A) (g)	157,302	155,131
2.750%, 08/25/55 (144A) (g)	594,998	582,962
2.750%, 04/25/57 (144A) (g)	431,427	421,894
2.750%, 06/25/57 (144A) (g)	1,186,203	1,153,845
2.915%, 3M LIBOR + 0.600%, 02/25/57 (144A) (g)	1,110,466	1,104,403
3.000%, 03/25/54 (144A) (g)	36,894	36,500
Treman Park CLO, Ltd. 3.535%, 3M LIBOR + 1.070%, 10/20/28 (144A) (g)	1,300,000	1,295,284
Vericrest Opportunity Loan Trust LLC 3.125%, 09/25/47 (144A) (p)	267,296	264,831
3.250%, 06/25/47 (144A) (o) (p)	256,362	255,118
3.375%, 10/25/47 (144A) (p)	1,119,719	1,108,310
4.115%, 09/25/48 (144A) (p)	788,862	787,840
4.336%, 05/25/48 (144A) (p)	696,653	695,895
Vibrant CLO, Ltd. 4.032%, 3M LIBOR + 1.240%, 06/20/29 (144A) (g)	1,515,000	1,504,657
VOLT LXXI LLC 3.967%, 09/25/48 (144A) (p)	573,162	570,044
Voya CLO, Ltd. 3.345%, 3M LIBOR + 1.090%, 01/18/29 (144A) (g)	1,610,000	1,589,191
3.695%, 3M LIBOR + 1.250%, 01/18/29 (144A) (g)	440,000	421,578
Wendys Funding LLC 3.884%, 03/15/48 (144A) (o)	430,650	405,780
Wingstop Funding LLC 4.970%, 12/05/48 (144A) (o)	405,000	414,173

		94,073,515

Total Asset-Backed Securities (Cost $100,068,625)		98,463,696

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Mortgage-Backed Securities—4.6%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—2.7%
Adjustable Rate Mortgage Trust 3.006%, 1M LIBOR + 0.500%, 01/25/36 (g)	163,586	$155,143
3.046%, 1M LIBOR + 0.540%, 11/25/35 (g)	163,202	160,845
Angel Oak Mortgage Trust LLC
2.478%, 07/25/47 (144A) (g)	394,583	388,607
2.708%, 11/25/47 (144A) (g)	317,083	314,527
2.810%, 01/25/47 (144A) (g)	76,008	75,552
Bear Stearns Adjustable Rate Mortgage Trust 4.035%, 07/25/36 (g)	351,300	316,140
Bear Stearns ALT-A Trust 2.986%, 1M LIBOR + 0.480%, 02/25/36 (g)	662,201	624,111
Bear Stearns Mortgage Funding Trust 2.686%, 1M LIBOR + 0.180%, 10/25/36 (g)	194,155	177,772
2.706%, 1M LIBOR + 0.200%, 02/25/37 (g)	607,538	623,062
CIM Trust 3.000%, 04/25/57 (144A) (g)	1,288,078	1,277,875
Civic Mortgage LLC 3.892%, 06/25/22 (144A) (p)	282,416	282,040
COLT Mortgage Loan Trust 2.415%, 10/25/47 (144A) (g)	748,721	743,882
2.614%, 05/27/47 (144A) (g)	291,590	289,760
2.800%, 12/26/46 (144A) (g)	145,365	144,187
2.930%, 02/25/48 (144A) (g)	402,587	397,948
Countrywide Alternative Loan Trust 2.956%, 1M LIBOR + 0.450%, 04/25/35 (g)	248,755	232,972
3.046%, 1M LIBOR + 0.540%, 01/25/36 (g)	130,539	123,791
3.306%, 1M LIBOR + 0.800%, 12/25/35 (g)	171,551	148,494
3.507%, 12M MTA + 1.350%, 08/25/35 (g)	310,598	285,538
5.500%, 11/25/35	658,778	557,497
Countrywide Home Loan Mortgage Pass-Through Trust 2.706%, 1M LIBOR + 0.200%, 04/25/46 (g)	309,484	263,930
3.186%, 1M LIBOR + 0.680%, 02/25/35 (g)	131,209	128,523
3.790%, 06/20/35 (g)	18,232	18,284
4.058%, 09/25/47 (g)	438,996	407,189
Credit Suisse Mortgage Capital Certificates Trust 3.250%, 04/25/47 (144A) (g)	536,723	523,809
Deephaven Residential Mortgage Trust 2.453%, 06/25/47 (144A) (g)	290,613	285,820
2.577%, 10/25/47 (144A) (g)	334,783	330,511
2.725%, 12/26/46 (144A) (g)	147,867	146,404
3.789%, 08/25/58 (144A) (g)	1,447,634	1,450,443
Deutsche ALT-A Securities Mortgage Loan Trust 2.656%, 1M LIBOR + 0.150%, 12/25/36 (g)	374,903	335,508
Galton Funding Mortgage Trust 3.500%, 11/25/57 (144A) (g)	407,559	406,249
GreenPoint Mortgage Funding Trust 3.557%, 12M MTA + 1.400%, 10/25/45 (g)	231,307	198,489
GSR Mortgage Loan Trust
2.806%, 1M LIBOR + 0.300%, 01/25/37 (g)	735,527	408,214
4.354%, 01/25/36 (g)	480,738	476,643
6.000%, 07/25/37	264,645	232,350
Home Re, Ltd. 4.106%, 3M LIBOR + 1.600%, 10/25/28 (144A) (g)	690,000	690,841
IndyMac INDX Mortgage Loan Trust 4.077%, 10/25/35 (g)	41,807	39,530
JPMorgan Mortgage Trust 3.789%, 05/25/36 (g)	33,309	32,118

Collateralized Mortgage Obligations—(Continued)
LSTAR Securities Investment, Ltd.
3.849%, 1M LIBOR + 1.550%, 04/01/21 (144A) (g)	240,007	234,925
3.999%, 1M LIBOR + 1.650%, 11/01/22 (144A) (g)	330,209	330,781
4.099%, 1M LIBOR + 1.750%, 09/01/22 (144A) (g)	285,391	285,302
4.099%, 1M LIBOR + 1.750%, 10/01/22 (144A) (g)	457,431	455,770
MASTR Adjustable Rate Mortgages Trust 3.897%, 09/25/33 (g)	85,634	84,420
4.438%, 11/21/34 (g)	108,069	110,621
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (g)	867,929	875,500
MFA Trust 2.588%, 02/25/57 (144A) (g)	311,658	306,497
Morgan Stanley Mortgage Loan Trust 4.001%, 05/25/36 (g)	214,854	159,869
New Residential Mortgage Loan Trust 3.256%, 1M LIBOR + 0.750%, 01/25/48 (144A) (g)	1,568,104	1,559,852
3.750%, 11/26/35 (144A) (g)	889,330	889,736
4.000%, 02/25/57 (144A) (g)	1,562,124	1,571,268
4.000%, 03/25/57 (144A) (g)	1,590,648	1,604,668
4.000%, 04/25/57 (144A) (g)	1,301,588	1,308,980
4.000%, 05/25/57 (144A) (g)	1,050,688	1,059,626
Residential Accredit Loans, Inc. Trust 2.806%, 1M LIBOR + 0.300%, 04/25/36 (g)	573,965	524,337
6.000%, 12/25/35	256,770	244,897
RFMSI Trust 4.133%, 08/25/35 (g)	96,990	72,992
Seasoned Credit Risk Transfer Trust 3.500%, 11/25/57	1,375,652	1,359,908
Structured Adjustable Rate Mortgage Loan Trust 0.490%, 1M LIBOR, 09/25/34 (g)	60,125	55,533
Verus Securitization Trust 3.677%, 06/01/58 (144A) (g)	1,123,708	1,121,731
WaMu Mortgage Pass-Through Certificates Trust 3.037%, 12M MTA + 0.880%, 10/25/46 (g)	246,291	229,276
3.591%, 06/25/37 (g)	148,145	137,368
Washington Mutual Mortgage Pass-Through Certificates 3.106%, 1M LIBOR + 0.600%, 07/25/36 (g)	111,013	75,463
Wells Fargo Mortgage-Backed Securities Trust 4.501%, 10/25/35 (g)	1,541,000	1,558,571
4.603%, 09/25/36 (g)	164,765	164,571
4.701%, 10/25/36 (g)	170,779	167,789

		30,244,849

Commercial Mortgage-Backed Securities—1.9%
BANK 0.749%, 11/15/50 (g) (h)	8,293,189	435,974
0.820%, 11/15/54 (g) (h)	994,524	55,586
Benchmark Mortgage Trust 0.528%, 01/15/51 (g) (h)	2,489,830	91,805
0.544%, 07/15/51 (g) (h)	4,467,299	165,923
Citigroup Commercial Mortgage Trust 1.016%, 07/10/47 (g) (h)	4,075,942	175,089
1.107%, 04/10/48 (g) (h)	4,854,479	237,838
3.458%, 08/15/50	675,000	662,519

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.653%, 02/10/47 (g) (h)	2,887,988	$75,778
0.684%, 08/10/46 (g) (h)	898,646	24,546
1.785%, 10/15/45 (g) (h)	394,806	19,605
2.540%, 12/10/45	250,000	244,120
2.853%, 10/15/45	180,000	176,813
3.101%, 03/10/46	145,000	144,121
3.213%, 03/10/46	263,809	263,413
3.424%, 03/10/31 (144A)	1,065,000	1,081,822
3.612%, 06/10/46 (g)	260,000	263,260
3.620%, 07/10/50	130,000	130,752
3.694%, 08/10/47	395,000	400,584
3.796%, 08/10/47	225,000	229,487
3.961%, 03/10/47	235,125	241,053
4.074%, 02/10/47 (g)	115,000	118,750
4.205%, 08/10/46	100,035	103,934
4.210%, 08/10/46 (g)	175,000	181,756
4.236%, 02/10/47 (g)	190,000	197,752
4.573%, 10/15/45 (144A) (g) (o)	210,000	47,611
4.750%, 10/15/45 (144A) (g) (o)	355,000	180,872
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	16,377	16,096
CSAIL Commercial Mortgage Trust 0.802%, 06/15/57 (g) (h)	12,785,416	492,644
1.022%, 11/15/48 (g) (h)	1,136,446	52,035
1.795%, 01/15/49 (g) (h)	2,387,939	212,258
3.446%, 08/15/48	80,000	79,680
3.544%, 11/15/48	280,000	279,779
GS Mortgage Securities Corp. Trust 2.954%, 11/05/34 (144A)	1,200,000	1,188,690
3.633%, 06/05/31 (144A)	130,000	129,881
GS Mortgage Securities Trust 0.086%, 07/10/46 (g) (h)	11,200,858	42,879
1.338%, 08/10/44 (144A) (g) (h)	995,389	26,949
3.629%, 11/10/47	230,000	233,436
3.674%, 04/10/47 (144A) (o)	235,000	68,923
4.965%, 04/10/47 (144A) (g)	465,000	386,796
JPMBB Commercial Mortgage Securities Trust 0.751%, 09/15/47 (g) (h)	3,932,312	108,076
3.363%, 07/15/45	468,669	469,028
JPMorgan Chase Commercial Mortgage Securities Trust 2.733%, 10/15/45 (144A) (g) (o)	400,000	228,990
4.370%, 12/15/47 (144A) (g) (o)	130,000	106,728
Morgan Stanley Bank of America Merrill Lynch Trust 1.037%, 10/15/48 (g) (h)	870,546	46,914
1.101%, 12/15/47 (g) (h)	2,866,928	106,043
2.918%, 02/15/46	130,000	128,108
3.134%, 12/15/48	480,000	476,781
3.176%, 08/15/45	245,000	243,830
Morgan Stanley Bank of America Merrill Lynch Trust 3.766%, 11/15/46	180,000	183,186
4.259%, 10/15/46 (g)	115,000	119,424
Morgan Stanley Capital Trust 1.449%, 06/15/50 (g) (h)	1,711,718	139,622
5.154%, 07/15/49 (144A) (g) (o)	265,000	238,705
5.241%, 10/12/52 (144A) (g)	80,000	9,668
5.241%, 10/12/52 (144A) (g) (o)	55,000	5,147

Commercial Mortgage-Backed Securities—(Continued)
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (g)	150,000	138,887
UBS Commercial Mortgage Trust 1.149%, 08/15/50 (g) (h)	1,039,156	73,594
3.426%, 08/15/50	225,000	220,650
UBS-Barclays Commercial Mortgage Trust 1.513%, 02/15/50 (g) (h)	5,692,422	517,925
2.850%, 12/10/45	325,000	321,182
3.091%, 08/10/49	645,000	643,327
3.185%, 03/10/46	240,000	239,832
3.244%, 04/10/46	300,119	300,611
3.305%, 1M LIBOR + 0.850%, 08/15/36 (144A) (g)	1,802,000	1,799,318
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,094,896
Wells Fargo Commercial Mortgage Trust 1.149%, 09/15/57 (g) (h)	8,296,765	377,514
1.155%, 05/15/48 (g) (h)	3,835,355	181,480
2.918%, 10/15/45	317,557	314,045
2.942%, 10/15/49	70,000	66,774
3.290%, 05/15/48	230,000	227,361
3.789%, 09/15/48	315,000	318,874
3.839%, 09/15/58	225,000	229,235
4.100%, 05/15/48 (g)	80,000	70,352
WF-RBS Commercial Mortgage Trust 1.299%, 03/15/47 (g) (h)	1,918,575	89,227
2.870%, 11/15/45	397,749	394,406
2.875%, 12/15/45	175,000	172,219
3.016%, 11/15/47 (144A) (o)	550,000	276,207
3.071%, 03/15/45	185,000	183,533
3.345%, 05/15/45	100,000	99,110
3.607%, 11/15/47	225,000	226,804
3.723%, 05/15/47	190,000	192,995
3.995%, 05/15/47	160,281	164,957
4.045%, 03/15/47	40,000	41,261
4.101%, 03/15/47	335,000	346,353
5.000%, 06/15/44 (144A) (g) (o)	105,000	77,628
5.582%, 04/15/45 (144A) (g)	255,000	255,352

		21,426,968

Total Mortgage-Backed Securities (Cost $53,582,968)		51,671,817

Floating Rate Loans (q)—0.9%

Aerospace/Defense—0.0%
TransDigm, Inc. Term Loan E, 5.022%, 1M LIBOR + 2.500%, 05/30/25	149,874	141,818

Auto Manufacturers—0.0%
Navistar International Corp. 1st Lien Term Loan B, 5.890%, 1M LIBOR + 3.500%, 11/06/24	99,250	95,528

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (q)—(Continued)

Security Description	Principal Amount*	Value

Building Materials—0.0%
NCI Building Systems, Inc. Term Loan, 6.175%, 3M LIBOR + 3.750%, 04/12/25	99,500	$91,042
Quikrete Holdings, Inc. 1st Lien Term Loan, 5.272%, 1M LIBOR + 2.750%, 11/15/23	125,000	119,297

		210,339

Chemicals—0.0%
HB Fuller Co. Term Loan B, 4.470%, 1M LIBOR + 2.000%, 10/20/24	91,360	86,107
Univar, Inc. Term Loan B, 4.772%, 1M LIBOR + 2.250%, 07/01/24	91,159	87,354

		173,461

Commercial Services—0.1%
Acosta Holdco, Inc. Term Loan, 5.772%, 1M LIBOR + 3.250%, 09/26/21	152,886	93,706
APX Group, Inc. Term Loan B, 7.497%, 2M LIBOR + 4.000%, 04/01/24	99,750	96,882
Blitz F18-675 GmbH Term Loan B2, 3.750%, EURIBOR + 3.750%, 07/31/25 (EUR)	100,000	114,353
BrightView Landscapes LLC 1st Lien Term Loan B, 5.029%, 1M LIBOR + 2.500%, 08/15/25	216,864	207,648
Financial & Risk US Holdings, Inc. Term Loan, 6.272%, 1M LIBOR + 3.750%, 10/01/25	105,000	98,490
Jaguar Holding Co. II Term Loan, 5.022%, 1M LIBOR + 2.500%, 08/18/22	129,994	123,801
Nets Holding A/S Term Loan B1E, 3.000%, EURIBOR + 3.000%, 02/06/25 (EUR)	88,194	99,984
PSAV Holdings LLC
1st Lien Term Loan, 5.894%, 1M LIBOR + 3.250%, 03/01/25	173,874	164,746
WEX, Inc. Term Loan B2, 4.772%, 1M LIBOR + 2.250%, 06/30/23	409,500	395,372

		1,394,982

Computers—0.0%
Tempo Acquisition LLC Term Loan, 5.522%, 1M LIBOR + 3.000%, 05/01/24	206,850	198,576

Cosmetics/Personal Care—0.0%
Coty, Inc. Term Loan B, 4.633%, 1M LIBOR + 2.250%, 04/07/25	188,826	174,900
Revlon Consumer Products Corp. Term Loan B, 6.207%, 3M LIBOR + 2.500%, 09/07/23	239,488	171,084

		345,984

Diversified Financial Services—0.0%
AlixPartners LLP Term Loan B, 5.272%, 1M LIBOR + 2.750%, 04/04/24	176,850	170,307

Energy Equipment & Services—0.0%
Seadrill Partners Finco LLC Term Loan B, 8.803%, 3M LIBOR + 6.000%, 02/21/21	103,814	81,365

Entertainment—0.0%
Golden Entertainment, Inc. 1st Lien Term Loan, 5.530%, 1M LIBOR + 3.000%, 10/21/24	168,300	161,147

Food—0.0%
Post Holdings, Inc. Incremental Term Loan, 4.510%, 1M LIBOR + 2.000%, 05/24/24	98,213	95,143

Food Products—0.0%
Hostess Brands LLC Term Loan, 4.775%, 1M LIBOR + 2.250%, 08/03/22	107,809	102,823

Healthcare-Products—0.0%
Lifescan Global Corporation 1st Lien Term Loan, 8.396%, 3M LIBOR + 6.000%, 09/27/24	100,000	94,500

Healthcare-Services—0.1%
Envision Healthcare Corp. 1st Lien Term Loan, 6.272%, 1M LIBOR + 3.750%, 10/10/25	115,000	107,685
MPH Acquisition Holdings LLC Term Loan B, 5.553%, 3M LIBOR + 2.750%, 06/07/23	145,764	137,856
U.S. Renal Care, Inc. Term Loan B, 7.053%, 3M LIBOR + 4.250%, 12/30/22	252,200	240,977

		486,518

Insurance—0.1%
Asurion LLC Term Loan B4, 5.522%, 1M LIBOR + 3.000%, 08/04/22	283,056	272,724
Camelot UK Holdco, Ltd. Term Loan, 5.772%, 1M LIBOR + 3.250%, 10/03/23	105,316	100,840
Hub International, Ltd. Term Loan B, 5.240%, 3M LIBOR + 2.750%, 04/25/25	119,400	113,032
Sedgwick Claims Management Services, Inc.
Term Loan B, 11/06/25 (r)	100,000	95,917
USI, Inc. Term Loan, 5.803%, 3M LIBOR + 3.000%, 05/16/24	103,688	98,192

		680,705

Internet—0.0%
Zayo Group LLC Incremental Term Loan, 4.772%, 1M LIBOR + 2.250%, 01/19/24	75,071	72,193

Internet & Direct Marketing Retail—0.0%
Lands’ End, Inc. Term Loan B, 5.772%, 1M LIBOR + 3.250%, 04/04/21 (c)	155,370	147,472

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (q)—(Continued)

Security Description	Principal Amount*	Value

IT Services—0.0%
Blackhawk Network Holdings, Inc. 1st Lien Term Loan, 5.522%, 1M LIBOR + 3.000%, 06/15/25	99,500	$94,981

Leisure Time—0.0%
Aristocrat Technologies, Inc. 1st Lien Term Loan, 4.219%, 3M LIBOR + 1.750%, 10/19/24	92,636	88,814
Delta 2 (LUX) S.a.r.l. Term Loan, 5.022%, 1M LIBOR + 2.500%, 02/01/24	241,686	228,696

		317,510

Life Sciences Tools & Services—0.0%
Syneos Health, Inc. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 08/01/24	76,313	73,832

Lodging—0.0%
Boyd Gaming Corp. Term Loan B3, 4.666%, 1W LIBOR + 2.250%, 09/15/23	118,504	113,468
Caesars Entertainment Operating Co. Term Loan, 4.522%, 1M LIBOR + 2.000%, 10/06/24	158,400	151,035
Caesars Resort Collection LLC 1st Lien Term Loan B, 5.272%, 1M LIBOR + 2.750%, 12/22/24	110,177	105,770
Crown Finance U.S., Inc. Term Loan, 5.022%, 1M LIBOR + 2.500%, 02/28/25	99,250	94,436

		464,709

Machinery—0.0%
Circor International, Inc. 1st Lien Term Loan, 5.921%, 1M LIBOR + 3.500%, 12/11/24	103,950	99,012

Machinery-Construction & Mining—0.0%
Brookfield WEC Holdings, Inc. 1st Lien Term Loan, 6.272%, 1M LIBOR + 3.750%, 08/01/25	100,000	97,075

Machinery-Diversified—0.0%
Gardner Denver, Inc. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 07/30/24	179,620	174,119

Media—0.0%
Gray Television, Inc. Term Loan C, 11/02/25 (r)	100,000	96,839
Numericable Group S.A.
Term Loan B12, 6.143%, 1M LIBOR + 3.687%, 01/31/26	99,000	91,977
Univision Communications, Inc. Term Loan C5, 5.272%, 1M LIBOR + 2.750%, 03/15/24	146,782	133,425

		322,241

Miscellaneous Manufacturing—0.0%
CTC AcquiCo GmbH Term Loan B1, 2.750%, EURIBOR + 2.750%, 03/07/25 (EUR)	97,570	109,555

Office/Business Equipment—0.0%
Brand Energy & Infrastructure Services, Inc. Term Loan, 6.732%, 6M LIBOR + 4.250%, 06/21/24	147,750	140,436

Oil & Gas—0.1%
California Resources Corp. Second Out Term Loan, 12.897%, 1M LIBOR + 10.375%, 12/31/21 (c)	130,000	128,700
Fieldwood Energy LLC 1st Lien TL, 7.772%, 1M LIBOR + 5.250%, 04/11/22	249,780	234,794
Foresight Energy LLC 1st Lien Term Loan, 8.277%, 3M LIBOR + 5.750%, 03/28/22	189,117	186,123
Paragon Offshore Finance Co. Term Loan B, 07/18/21 (c) (d) (e)	706	0

		549,617

Packaging & Containers—0.1%
Berry Global, Inc. Term Loan S, 4.137%, 1M LIBOR + 1.750%, 02/08/20	151,134	149,118
Flex Acquisition Co., Inc. 1st Lien Term Loan, 5.349%, 1M LIBOR + 3.000%, 12/29/23	98,500	93,021
Reynolds Group Holdings, Inc. Term Loan, 5.272%, 1M LIBOR + 2.750%, 02/05/23	253,057	242,302

		484,441

Pharmaceuticals—0.1%
Change Healthcare Holdings LLC Term Loan B, 5.272%, 1M LIBOR + 2.750%, 03/01/24	168,438	160,472
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 6.813%, 1M LIBOR + 4.250%, 04/29/24	167,450	158,240
Valeant Pharmaceuticals International, Inc. Term Loan B, 5.379%, 1M LIBOR + 3.000%, 06/02/25	165,195	158,587

		477,299

Pipelines—0.0%
Energy Transfer Equity L.P. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 02/02/24	277,617	271,414

Real Estate Investment Trusts—0.0%
VICI Properties 1 LLC Term Loan B, 4.504%, 1M LIBOR + 2.000%, 12/20/24	95,455	91,708

Retail—0.1%
Bass Pro Group LLC Term Loan B, 7.522%, 1M LIBOR + 5.000%, 09/25/24	148,125	142,293
Harbor Freight Tools USA, Inc. Term Loan B, 5.022%, 1M LIBOR + 2.500%, 08/18/23	115,739	109,615

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (q)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
J. Crew Group, Inc.
Term Loan B, 5.750%, 1M LIBOR + 3.000%, 03/05/21 (d) (e)	306,326	$219,422
Neiman Marcus Group, Ltd. LLC Term Loan, 5.630%, 1M LIBOR + 3.250%, 10/25/20	222,084	189,326
Staples, Inc. Term Loan B, 6.541%, 3M LIBOR + 4.000%, 09/12/24	128,700	123,632

		784,288

Semiconductors & Semiconductor Equipment—0.0%
Microchip Technology, Inc. Term Loan B, 4.530%, 1M LIBOR + 2.000%, 05/29/25	90,433	86,025

Software—0.1%
Almonde, Inc. 1st Lien Term Loan, 6.303%, 3M LIBOR + 3.500%, 06/13/24	117,318	109,751
First Data Corp. Term Loan, 4.504%, 1M LIBOR + 2.000%, 07/08/22	337,680	324,736
Infor (U.S.), Inc. Term Loan B6, 5.272%, 1M LIBOR + 2.750%, 02/01/22	241,753	232,230
SS&C Technologies, Inc. Term Loan B5, 4.772%, 1M LIBOR + 2.250%, 04/16/25	99,749	94,606

		761,323

Telecommunications—0.1%
CSC Holdings LLC 1st Lien Term Loan, 4.705%, 1M LIBOR + 2.250%, 07/17/25	106,657	100,791
Sprint Communications, Inc. 1st Lien Term Loan B, 5.063%, 1M LIBOR + 2.500%, 02/02/24	334,050	319,853
Telenet Financing USD LLC Term Loan AN, 4.705%, 1M LIBOR + 2.250%, 08/15/26	100,000	95,400

		516,044

Transportation—0.0%
Savage Enterprises LLC 1st Lien Term Loan B, 6.880%, 1M LIBOR + 4.500%, 08/01/25	96,023	94,582

Total Floating Rate Loans (Cost $11,362,578)		10,663,072

Foreign Government—0.5%

Banks—0.1%
Banque Centrale de Tunisie International Bond 6.750%, 10/31/23 (144A) (EUR)	535,000	588,622

Regional Government—0.0%
Province of Alberta Canada 2.120%, 3M CDOR + 0.000%, 01/17/19 (CAD) (g)	540,000	395,353

Sovereign—0.4%
Abu Dhabi Government International Bond 4.125%, 10/11/47 (144A)	1,110,000	1,062,825
Argentine Republic Government International Bond 5.250%, 01/15/28 (EUR)	370,000	302,557
Egypt Government International Bond 8.500%, 01/31/47	200,000	180,261
Export-Import Bank of Korea 2.929%, 3M LIBOR + 0.460%, 10/21/19 (g)	200,000	199,766
Ghana Government International Bond 8.627%, 06/16/49 (144A)	400,000	348,224
Hungary Government International Bond
6.375%, 03/29/21	160,000	168,854
Japan Bank for International Cooperation 3.218%, 3M LIBOR + 0.480%, 06/01/20 (g)	200,000	201,010
Panama Government International Bonds 4.300%, 04/29/53	532,000	493,967
4.500%, 04/16/50	400,000	383,000
Romanian Government International Bond 6.125%, 01/22/44	842,000	933,034
Spain Government Bond 0.250%, 01/31/19 (EUR)	750,000	859,612

		5,133,110

Total Foreign Government (Cost $6,437,293)		6,117,085

Municipals—0.3%
Chicago Board of Education, General Obligation Unlimited, Build America Bonds 6.138%, 12/01/39	155,000	147,281
6.319%, 11/01/29	345,000	339,898
Chicago Transit Authority Transfer Tax Receipts Revenue 6.899%, 12/01/40	490,000	625,970
City of Chicago IL, General Obligation Unlimited 7.045%, 01/01/29	190,000	204,472
7.375%, 01/01/33	775,000	852,151
State of Illinois 4.950%, 06/01/23	375,000	380,753
State of Illinois, General Obligation Unlimited 5.363%, 02/01/19	35,000	35,059
5.877%, 03/01/19	655,000	657,895

Total Municipals (Cost $3,280,831)		3,243,479

Short-Term Investments—2.3%

Certificate of Deposit—0.1%
Bank of Nova Scotia 2.034%, 01/30/19 (CAD)	100,000	73,119
2.099%, 02/07/19 (CAD)	555,000	405,615
Credit Agricole Corporate and Investment Bank 3.224%, 3M LIBOR + 0.400%, 09/24/20 (g)	125,000	124,979
Dexia Credit Local S.A 2.740%, 3M LIBOR + 0.100%, 05/17/19 (g)	105,000	104,988

		708,701

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—0.2%
AT&T, Inc. 2.955%, 05/28/19	250,000	$246,754
C.I.B.C. 1.995%, 01/25/19	680,000	497,448
Enbridge Pipelines, Inc. 1.626%, 01/04/19	500,000	366,182
Royal Bank of Canada New York 1.366%, 01/03/19 (CAD)	410,000	300,268
1.938%, 01/16/19 (CAD)	420,000	307,355
1.966%, 01/21/19 (CAD)	270,000	197,526
VW CR INC 3.023%, 03/20/19	500,000	496,591

		2,412,124

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $11,101,288; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $11,326,574.	11,100,548	11,100,548

Foreign Government—1.0%
Egypt Treasury Bills 15.058%, 03/05/19 (EGP) (s)	3,950,000	213,916
18.907%, 10/15/19 (EGP) (s)	11,450,000	553,334
Hungary Treasury Bill Zero Coupon, 02/06/19 (s)	59,930,000	213,870
Japan Treasury Bills
Zero Coupon, 01/15/19 (JPY) (s)	74,850,000	682,934
Zero Coupon, 01/28/19 (JPY) (s)	210,950,000	1,924,842
Zero Coupon, 02/04/19 (JPY) (s)	157,200,000	1,434,442
Zero Coupon, 02/12/19 (JPY) (s)	175,000,000	1,596,922
Zero Coupon, 02/18/19 (JPY) (s)	177,000,000	1,615,216
Zero Coupon, 02/25/19 (JPY) (s)	175,000,000	1,597,013
Zero Coupon, 03/11/19 (JPY) (s)	56,700,000	517,464
Zero Coupon, 03/25/19 (JPY) (s)	154,150,000	1,406,913
Total Foreign Government (Cost $11,397,072)		11,756,866

Total Short-Term Investments (Cost $25,677,290)		25,978,239

Securities Lending Reinvestments (t)—4.2%

Certificates of Deposit—2.2%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (g)	1,000,000	999,979
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (g)	500,000	500,200
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (g)	500,000	499,953
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (g)	2,000,000	1,999,196
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (g)	250,000	250,001

Certificates of Deposit—(Continued)
Credit Agricole S.A. 2.799%, 1M LIBOR + 0.320%, 05/21/19 (g)	1,000,000	1,000,063
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	1,500,000	1,499,889
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (g)	2,000,000	2,000,012
Natixis S.A. New York 2.810%, 1M LIBOR + 0.370%, 02/14/19 (g)	1,500,000	1,500,280
Royal Bank of Canada New York
2.650%, 1M LIBOR + 0.250%, 01/11/19 (g)	500,000	500,004
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (g)	1,500,000	1,499,956
2.717%, 3M LIBOR + 0.230%, 04/24/19 (g)	1,500,000	1,499,673
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (g)	4,000,000	3,999,920
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (g)	1,500,000	1,499,449
Sumitomo Mitsui Banking Corp. 2.700%, 02/25/19	1,000,000	1,000,092
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	992,778	994,570
Svenska Handelsbanken AB 2.767%, 1M LIBOR + 0.380%, 12/10/19 (g)	1,000,000	999,967
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (g)	2,000,000	2,000,000
Wells Fargo Bank N.A. 2.730%, 3M LIBOR + 0.210%, 10/25/19 (g)	500,000	500,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (g)	500,000	499,997

		25,243,201

Commercial Paper—0.6%
Banco Santander S.A. 2.740%, 02/07/19	992,998	997,088
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (g)	1,000,000	1,000,000
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (g)	2,500,000	2,500,232
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (g)	1,000,000	999,890
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (g)	1,000,000	999,960

		6,497,170

Repurchase Agreements—1.3%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $1,007,667; collateralized by various Common Stock with an aggregate market value of $1,100,183.	1,000,000	1,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $352,630; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $357,000.	350,000	350,000

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments(t)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $300,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $306,000.	300,000	$300,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $500,069; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $510,000.	500,000	500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $200,031; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $5,276,113; collateralized by U.S. Treasury Bills with, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $5,380,679.	5,275,176	5,275,176
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,410,519; collateralized by various Common Stock with an aggregate market value of $1,540,000.	1,400,000	1,400,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $300,043; collateralized by various Common Stock with an aggregate market value of $333,964.	300,000	300,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,000,142; collateralized by various Common Stock with an aggregate market value of $1,113,212.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $800,114; collateralized by various Common Stock with an aggregate market value of $890,570.	800,000	800,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $2,901,444; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $3,176,880.	2,900,000	2,900,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $800,398; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $876,381.	800,000	800,000

		14,825,176

Time Deposit—0.1%
Royal Bank of Canada 2.420%, 01/02/19	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $47,566,899)		47,565,547

Total Purchased Options—0.1% (u) (Cost $1,163,353)		981,777

Total Investments—117.7% (Cost $1,338,148,163)		1,335,963,128
Other assets and liabilities (net)—(17.7)%		(200,738,167)

Net Assets—100.0%		$1,135,224,961

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $47,643,999 and the collateral received consisted of cash in the amount of $47,560,951 and non-cash collateral with a value of $1,225,185. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this non-cash collateral is excluded from the Statement of Assets and Liabilities.
(c)	Illiquid security. As of December 31, 2018, these securities represent 0.5% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent less than 0.05% of net assets.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	Interest only security.
(i)	Principal only security.
(j)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2018, the market value of securities pledged was $4,179,340.
(k)	All or a portion of the security was pledged as collateral against open OTC swap and option contracts. As of December 31, 2018, the market value of securities pledged was $2,794,799.
(l)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $1,226,903.
(m)	Principal amount of security is adjusted for inflation.
(n)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(o)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $7,799,796, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

(p)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(q)	Floating rate loans ("Senior Loans") often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(r)	This loan will settle after December 31, 2018, at which time the interest rate will be determined.
(s)	The rate shown represents current yield to maturity.
(t)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(u)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $155,810,457, which is 13.7% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Avant Loans Funding Trust, 3.420%, 01/18/22	10/10/18	$1,182,108	$1,182,058	$1,180,395
CLUB Credit Trust, 2.610%, 01/15/24	11/29/17	468,076	468,064	465,308
Commercial Mortgage Pass-Through Certificates Mortgage Trust, 4.750%, 10/15/45	02/18/15 - 02/16/17	355,000	256,041	180,872
Commercial Mortgage Pass-Through Certificates Mortgage Trust, 4.573%, 10/15/45	12/05/14 - 03/29/17	210,000	149,074	47,611
Domino’s Pizza Master Issuer LLC, 4.116%, 07/25/48	04/18/18	696,500	696,500	687,146
GS Mortgage Securities Trust, 3.674%, 04/10/47	04/03/14	235,000	147,173	68,923
JPMorgan Chase Commercial Mortgage Securities Trust, 2.733%, 10/15/45	05/19/15	400,000	269,984	228,990
JPMorgan Chase Commercial Mortgage Securities Trust, 4.370%, 12/15/47	03/17/14	130,000	105,300	106,728
Lendmark Funding Trust, 2.830%, 12/22/25	06/22/17	680,000	679,861	670,933
Marlette Funding Trust, 2.360%, 12/15/24	10/17/17	192,458	192,448	191,882
Morgan Stanley Capital Trust, 5.154%, 07/15/49	03/13/15	265,000	242,868	238,705
Morgan Stanley Capital Trust, 5.241%, 10/12/52	05/02/14	55,000	55,106	5,147
Regional Management Issuance Trust, 3.830%, 07/15/27	06/20/18	950,000	949,804	953,568
Skopos Auto Receivables Trust, 3.190%, 09/15/21	03/14/18	516,415	516,412	515,986
SoFi Consumer Loan Program LLC, 3.090%, 10/27/25	07/26/16	256,235	256,195	255,700
SoFi Consumer Loan Program LLC, 3.280%, 01/26/26	01/20/17	238,394	238,374	238,276
Vericrest Opportunity Loan Trust LLC, 3.250%, 06/25/47	06/09/17	256,362	256,362	255,118
WF-RBS Commercial Mortgage Trust, 5.000%, 06/15/44	03/27/14	105,000	94,365	77,628
WF-RBS Commercial Mortgage Trust, 3.016%, 11/15/47	11/05/14	550,000	362,270	276,207
Wendys Funding LLC, 3.884%, 03/15/48	12/06/17	430,650	430,650	405,780
Wingstop Funding LLC, 4.970%, 12/05/48	11/06/18	405,000	405,000	414,173
YPF S.A., 16.500%, 05/09/22	05/04/17	19,392,845	1,264,168	334,720

				$7,799,796

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	2.500%	TBA	$(6,341,000)	$(6,142,950)	$(6,192,823)
Fannie Mae 15 Yr. Pool	3.000%	TBA	(5,022,000)	(4,979,627)	(5,011,220)
Fannie Mae 15 Yr. Pool	4.500%	TBA	(1,300,000)	(1,320,059)	(1,322,810)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(20,064,000)	(19,324,937)	(19,578,726)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(665,000)	(686,535)	(688,934)
Freddie Mac 15 Yr. Gold Pool	3.000%	TBA	(2,625,000)	(2,595,674)	(2,615,083)
Freddie Mac 30 Yr. Gold Pool	3.000%	TBA	(275,000)	(264,623)	(268,035)
Freddie Mac 30 Yr. Gold Pool	5.500%	TBA	(200,000)	(211,344)	(211,662)

Totals				$(35,525,749)	$(35,889,293)

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	410,000	BNP	01/03/19	USD	308,580	$8,250
CAD	500,000	SSBT	01/04/19	USD	376,340	10,073
CAD	300,000	BOA	01/15/19	USD	226,189	6,365
CAD	335,000	SSBT	01/15/19	USD	256,240	10,770
CAD	420,000	MSIP	01/16/19	USD	318,194	10,433
CAD	540,000	HSBCU	01/17/19	USD	407,304	11,601
CAD	270,000	HSBCU	01/22/19	USD	203,670	5,795
CAD	680,000	HSBCU	01/25/19	USD	509,930	11,540
CAD	75,000	NAB	01/28/19	USD	55,834	860
CAD	100,000	DBAG	01/30/19	USD	75,415	2,113
CAD	555,000	SSBT	02/07/19	USD	416,092	9,191
CAD	270,000	SSBT	02/19/19	USD	207,053	9,048
CHF	100,000	HSBCU	04/10/19	USD	101,495	(1,191)
EUR	175,000	BOA	01/22/19	USD	200,148	(675)
EUR	3,356,032	BOA	01/31/19	USD	3,866,132	11,981
EUR	90,000	JPMC	01/31/19	USD	104,505	1,147
EUR	360,000	RBC	01/31/19	USD	418,931	5,498
EUR	300,000	SSBT	01/31/19	USD	341,581	(2,946)
EUR	58,000	SSBT	01/31/19	USD	66,677	69
EUR	100,000	HSBCU	03/15/19	USD	114,470	(793)
EUR	899,000	BOA	03/20/19	USD	1,027,593	(9,085)
GBP	100,000	SSBT	02/27/19	USD	128,529	725
GBP	50,000	SSBT	02/27/19	USD	66,511	2,609
HUF	59,930,000	GSI	02/06/19	USD	211,096	(3,274)
JPY	500,000,000	SSBT	01/07/19	USD	4,456,141	(105,694)
JPY	74,850,000	CBNA	01/15/19	USD	662,483	(20,864)
JPY	210,950,000	JPMC	01/28/19	USD	1,892,998	(34,861)
JPY	125,000,000	BOA	02/04/19	USD	1,108,251	(34,748)
JPY	32,200,000	JPMC	02/04/19	USD	289,561	(4,876)
JPY	175,000,000	BOA	02/12/19	USD	1,552,518	(48,685)
JPY	75,000,000	BOA	02/19/19	USD	665,730	(20,875)
JPY	102,000,000	JPMC	02/19/19	USD	903,351	(30,432)
JPY	175,000,000	BOA	02/25/19	USD	1,554,102	(48,726)
JPY	56,700,000	JPMC	03/11/19	USD	504,251	(15,657)
JPY	154,150,000	JPMC	03/25/19	USD	1,370,010	(45,232)

Net Unrealized Depreciation						$(310,546)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	12/16/19	189	USD	45,997,875	$120,538
S&P 500 Index E-Mini Futures	03/15/19	49	USD	6,137,740	46,018
U.S. Treasury Long Bond Futures	03/20/19	42	USD	6,132,000	286,390
U.S. Treasury Note 5 Year Futures	03/29/19	318	USD	36,470,625	505,253
U.S. Treasury Note Ultra 10 Year Futures	03/20/19	17	USD	2,211,328	69,031
U.S. Treasury Ultra Long Bond Futures	03/20/19	122	USD	19,600,063	1,035,632

Futures Contracts—Short
90 Day Eurodollar Futures	12/14/20	(189)	USD	(46,082,925)	(153,800)
U.S. Treasury Note 10 Year Futures	03/20/19	(33)	USD	(4,026,516)	(43,045)
U.S. Treasury Note 2 Year Futures	03/29/19	(220)	USD	(46,708,750)	(316,062)

Net Unrealized Appreciation					$1,549,955

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 30 Year IRS	2.450%	BBP	3M LIBOR	Pay	08/02/27	1,450,000	USD	1,450,000	$209,074	$150,770	$(58,304)
Call - OTC - 30 Year IRS	2.450%	BOA	3M LIBOR	Pay	08/02/27	1,260,000	USD	1,260,000	108,360	131,014	22,654
Put - OTC - 10 Year IRS	3.200%	DBAG	3M LIBOR	Receive	05/30/19	12,605,000	USD	12,605,000	187,814	36,364	(151,450)
Put - OTC - 10 Year IRS	3.200%	BOA	3M LIBOR	Receive	05/30/19	8,825,000	USD	8,825,000	73,318	25,459	(47,859)
Put - OTC - 10 Year IRS	3.200%	BOA	3M LIBOR	Receive	12/09/19	13,000,000	USD	13,000,000	178,100	116,420	(61,680)
Put - OTC - 30 Year IRS	2.450%	BBP	3M LIBOR	Receive	08/02/27	1,450,000	USD	1,450,000	118,147	279,165	161,018
Put - OTC - 30 Year IRS	2.450%	BOA	3M LIBOR	Receive	08/02/27	1,260,000	USD	1,260,000	288,540	242,585	(45,955)

Totals									$1,163,353	$981,777	$(181,576)

Written Options

Credit Default Swaptions	Strike Spread	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 5-Year CDS	0.775%	GSI	CDX.NA.IG.31	Buy	01/16/19	(35,536,000)	USD	(35,536,000)	$(43,532)	$(7,224)	$36,308
Put - OTC - 5-Year CDS	0.775%	GSI	CDX.NA.IG.31	Sell	01/16/19	(35,536,000)	USD	(35,536,000)	(104,831)	(186,735)	(81,904)

Totals									$(148,363)	$(193,959)	$(45,596)

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)
Receive	12M CPI	Maturity	2.004%	Maturity	01/15/23	DBAG	USD	7,825,000	$(75,227)	$3,081	$(78,308)
Receive	CPI-U	Annually	1.810%	Annually	09/04/25	BOA	USD	3,803,000	12,549	—	12,549

Totals									$(62,678)	$3,081	$(65,759)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	12M FEDRC	Annually	1.625%	Annually	11/14/26	USD	2,610,000	$140,084	$—	$140,084
Receive	3M LIBOR	Semi-Annually	2.000%	Quarterly	03/21/23	USD	2,825,000	63,793	14,481	49,312
Receive	3M LIBOR	Semi-Annually	2.250%	Quarterly	06/20/28	USD	22,048,000	828,987	1,228,985	(399,998)
Receive	3M LIBOR	Semi-Annually	2.750%	Quarterly	12/20/47	USD	3,955,000	71,472	(89,207)	160,679
Receive	3M LIBOR	Semi-Annually	2.791%	Quarterly	09/30/25	USD	6,500,000	(71,266)	—	(71,266)
Receive	3M LIBOR	Semi-Annually	2.831%	Quarterly	12/21/28	USD	3,363,000	(35,770)	—	(35,770)
Receive	3M LIBOR	Semi-Annually	2.884%	Quarterly	12/31/48	USD	300,000	(3,075)	—	(3,075)
Receive	3M LIBOR	Semi-Annually	3.000%	Quarterly	04/30/25	USD	5,155,000	(121,874)	25,493	(147,367)
Receive	3M LIBOR	Semi-Annually	3.002%	Quarterly	06/18/28	USD	2,679,000	(69,280)	—	(69,280)

Totals								$803,071	$1,179,752	$(376,681)

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM.30.V1	1.000%	Quarterly	12/20/23	0.000%	USD	7,715,000	$(362,027)	$(365,814)	$3,787
CDX.NA.HY.31.V1	5.000%	Quarterly	12/20/23	0.000%	USD	4,360,000	86,908	160,492	(73,584)
CDX.NA.IG.31.V1	1.000%	Quarterly	12/20/23	0.000%	USD	6,175,000	34,277	64,438	(30,161)
ITRAXX.EUR.30.V1	1.000%	Quarterly	12/20/23	0.000%	EUR	5,120,000	33,801	93,853	(60,052)

Totals							$(207,041)	$(47,031)	$(160,010)

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bond 4.250%, due 01/07/25	1.000%	Quarterly	12/20/23	DBAG	0.000%	USD	650,000	$(30,578)	$(26,869)	$(3,709)
Turkey Government International Bond 11.875%, due 01/15/30	1.000%	Quarterly	12/20/23	MSIP	0.000%	USD	350,000	(38,568)	(42,933)	4,365
Turkey Government International Bond 11.875%, due 01/15/30	1.000%	Quarterly	12/20/23	GSI	0.000%	USD	350,000	(38,568)	(42,671)	4,103

Totals								$(107,714)	$(112,473)	$4,759

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2 (e)	(0.110%)	Monthly	05/25/46	JPMC	16.689%	USD	173,752	$(18,124)	$24,051	$(42,175)
PRIMEX.ARM.2	(4.580%)	Monthly	12/25/37	MSIP	0.000%	USD	318,260	—	(688)	688

Totals								$(18,124)	$23,363	$(41,487)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2 (e)	0.110%	Monthly	05/25/46	BBP	16.689%	USD	173,752	$(9,339)	$(4,720)	$(4,619)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	15.409%	USD	91,000	(25,582)	(15,473)	(10,109)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	15.409%	USD	265,000	(74,498)	(39,508)	(34,990)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	15.409%	USD	270,000	(75,904)	(53,314)	(22,590)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	15.409%	USD	460,000	(129,318)	(85,670)	(43,648)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	15.409%	USD	465,000	(130,723)	(86,601)	(44,122)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	15.409%	USD	465,000	(130,723)	(86,601)	(44,122)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	15.409%	USD	465,000	(130,723)	(86,601)	(44,122)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	15.409%	USD	645,000	(181,326)	(135,820)	(45,506)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	GSI	15.409%	USD	304,000	(85,462)	(50,355)	(35,107)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	GSI	15.409%	USD	530,000	(148,996)	(58,813)	(90,183)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	MSIP	15.409%	USD	190,000	(53,414)	(35,385)	(18,029)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	CSI	10.226%	USD	550,000	(118,395)	(156,166)	37,771
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	10.226%	USD	241,000	(51,879)	(59,417)	7,538
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	10.226%	USD	580,000	(124,853)	(181,510)	56,657
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	MSIP	10.226%	USD	1,289,000	(277,475)	(365,997)	88,522

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CSI	8.287%	USD	185,000	$(29,833)	$(26,509)	$(3,324)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	DBAG	8.287%	USD	170,000	(27,414)	(25,789)	(1,625)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	8.287%	USD	660,000	(106,431)	(74,951)	(31,480)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	8.287%	USD	90,000	(14,513)	(8,031)	(6,482)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	8.287%	USD	830,000	(133,845)	(124,759)	(9,086)
PRIMEX.ARM.2	4.580%	Monthly	12/25/37	JPMC	0.000%	USD	318,260	—	9,557	(9,557)

Totals								$(2,060,646)	$(1,752,433)	$(308,213)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(e)	Significant unobservable inputs were used in the valuation of this position; i.e. Level 3.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(NAB)—	National Australia Bank Ltd.
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust

Currencies

(ARS)—	Argentine Peso
(EGP)—	Egyptian Pound
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(ABX.HE.PEN.AAA)—	Markit Asset-Backed Home Equity Penultimate AAA Rated Index
(CDOR)—	Canadian Dollar Offered Rate
(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX)—	Commercial Mortgage-Backed Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CPI-U)—	U.S. Consumer Price Index for All Urban Consumers
(EURIBOR)—	Euro Interbank Offered Rate
(CPI)—	U.S. Consumer Price Index
(FEDRC)—	U.S. Federal Funds Rate Compounded
(FEDEFF PRV)—	Effective Federal Funds Rate
(ICE)—	Intercontinental Exchange, Inc.
(ITRAXX.EUR)—	Markit iTraxx Europe Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIMEX.ARM)—	Markit PrimeX Adjustable RateMortgage Index

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Glossary of Abbreviations—(Continued)

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CDO)—	Collateralized Debt Obligation
(CDS)—	Credit Default Swap
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$26,437,254	$—	$—	$26,437,254
Air Freight & Logistics	383,159	—	—	383,159
Airlines	2,044,133	—	—	2,044,133
Banks	22,363,851	—	—	22,363,851
Beverages	13,508,837	—	—	13,508,837
Biotechnology	10,220,727	—	—	10,220,727
Capital Markets	19,002,623	—	—	19,002,623
Chemicals	13,993,300	—	—	13,993,300
Commercial Services & Supplies	4,610,839	—	—	4,610,839
Construction & Engineering	654,912	—	—	654,912
Construction Materials	694,008	—	—	694,008
Consumer Finance	5,423,732	—	—	5,423,732
Containers & Packaging	6,465,900	—	—	6,465,900
Diversified Consumer Services	415,534	—	—	415,534
Diversified Financial Services	4,209,181	—	—	4,209,181
Diversified Telecommunication Services	13,180,554	—	—	13,180,554
Electric Utilities	16,874,939	—	—	16,874,939
Electrical Equipment	3,434,128	—	—	3,434,128
Electronic Equipment, Instruments & Components	2,852,730	—	—	2,852,730
Energy Equipment & Services	4,174,122	—	—	4,174,122
Entertainment	7,852,344	—	—	7,852,344
Equity Real Estate Investment Trusts	21,848,349	—	—	21,848,349
Food & Staples Retailing	3,117,033	—	—	3,117,033
Food Products	12,730,804	—	—	12,730,804
Health Care Equipment & Supplies	30,879,836	—	—	30,879,836
Health Care Providers & Services	19,589,270	—	—	19,589,270
Hotels, Restaurants & Leisure	12,678,696	—	—	12,678,696
Household Durables	2,385,936	—	—	2,385,936
Independent Power and Renewable Electricity Producers	4,396,075	—	—	4,396,075
Industrial Conglomerates	5,452,451	—	—	5,452,451
Insurance	27,753,822	—	—	27,753,822
Interactive Media & Services	29,426,643	—	—	29,426,643
Internet & Direct Marketing Retail	37,865,147	—	—	37,865,147
IT Services	31,104,456	—	—	31,104,456

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Life Sciences Tools & Services	$6,734,512	$—	$—	$6,734,512
Machinery	10,286,772	—	—	10,286,772
Marine	878,038	—	—	878,038
Media	16,284,486	—	—	16,284,486
Metals & Mining	1,492,801	—	—	1,492,801
Multi-Utilities	5,793,791	—	—	5,793,791
Oil, Gas & Consumable Fuels	31,499,863	3,007	0	31,502,870
Personal Products	5,164,263	—	—	5,164,263
Pharmaceuticals	31,910,673	—	—	31,910,673
Professional Services	6,685,811	—	—	6,685,811
Road & Rail	4,938,817	—	—	4,938,817
Semiconductors & Semiconductor Equipment	20,813,664	—	—	20,813,664
Software	42,937,115	—	—	42,937,115
Specialty Retail	13,246,364	—	—	13,246,364
Technology Hardware, Storage & Peripherals	14,307,964	—	—	14,307,964
Textiles, Apparel & Luxury Goods	8,862,410	—	—	8,862,410
Thrifts & Mortgage Finance	1,200,850	—	—	1,200,850
Tobacco	13,661,860	—	—	13,661,860
Trading Companies & Distributors	1,554,517	—	—	1,554,517
Total Common Stocks	656,279,896	3,007	0	656,282,903
Total U.S. Treasury & Government Agencies*	—	298,623,005	—	298,623,005
Corporate Bonds & Notes
Aerospace/Defense	—	2,492,067	—	2,492,067
Agriculture	—	3,242,489	—	3,242,489
Airlines	—	456,536	—	456,536
Auto Manufacturers	—	3,800,745	—	3,800,745
Auto Parts & Equipment	—	54,000	—	54,000
Banks	—	39,081,709	0	39,081,709
Beverages	—	4,681,684	—	4,681,684
Biotechnology	—	1,481,277	—	1,481,277
Building Materials	—	219,752	—	219,752
Chemicals	—	4,438,689	—	4,438,689
Commercial Services	—	2,565,215	—	2,565,215
Computers	—	1,590,709	—	1,590,709
Distribution/Wholesale	—	48,430	—	48,430
Diversified Financial Services	—	1,852,181	—	1,852,181
Electric	—	8,014,720	—	8,014,720
Electronics	—	380,932	—	380,932
Engineering & Construction	—	1,684,874	—	1,684,874
Entertainment	—	152,600	—	152,600
Food	—	2,025,495	—	2,025,495
Food Service	—	130,662	—	130,662
Forest Products & Paper	—	204,100	—	204,100
Gas	—	86,688	—	86,688
Healthcare-Products	—	2,073,903	—	2,073,903
Healthcare-Services	—	3,072,290	—	3,072,290
Home Builders	—	292,112	—	292,112
Insurance	—	613,756	—	613,756
Internet	—	2,410,967	—	2,410,967
Iron/Steel	—	1,421,845	—	1,421,845
Leisure Time	—	27,675	—	27,675
Lodging	—	4,663	—	4,663
Machinery-Construction & Mining	—	103,678	—	103,678
Machinery-Diversified	—	54,929	—	54,929
Media	—	9,195,719	—	9,195,719
Mining	—	1,430,629	—	1,430,629
Miscellaneous Manufacturing	—	222,868	—	222,868

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Office/Business Equipment	$—	$172,087	$—	$172,087
Oil & Gas	—	5,001,633	—	5,001,633
Packaging & Containers	—	770,320	—	770,320
Pharmaceuticals	—	8,787,396	—	8,787,396
Pipelines	—	4,041,718	—	4,041,718
Real Estate Investment Trusts	—	885,877	—	885,877
Retail	—	2,122,944	—	2,122,944
Semiconductors	—	4,008,511	—	4,008,511
Software	—	1,886,310	—	1,886,310
Telecommunications	—	7,634,592	—	7,634,592
Transportation	—	1,421,619	—	1,421,619
Trucking & Leasing	—	28,913	—	28,913
Total Corporate Bonds & Notes	—	136,372,508	0	136,372,508
Asset-Backed Securities
Asset-Backed - Automobile	—	2,214,006	—	2,214,006
Asset-Backed - Home Equity	—	2,176,175	—	2,176,175
Asset-Backed - Other	—	94,073,515	0	94,073,515
Total Asset-Backed Securities	—	98,463,696	0	98,463,696
Total Mortgage-Backed Securities*	—	51,671,817	—	51,671,817
Floating Rate Loans
Aerospace/Defense	—	141,818	—	141,818
Auto Manufacturers	—	95,528	—	95,528
Building Materials	—	210,339	—	210,339
Chemicals	—	173,461	—	173,461
Commercial Services	—	1,394,982	—	1,394,982
Computers	—	198,576	—	198,576
Cosmetics/Personal Care	—	345,984	—	345,984
Diversified Financial Services	—	170,307	—	170,307
Energy Equipment & Services	—	81,365	—	81,365
Entertainment	—	161,147	—	161,147
Food	—	95,143	—	95,143
Food Products	—	102,823	—	102,823
Healthcare-Products	—	94,500	—	94,500
Healthcare-Services	—	486,518	—	486,518
Insurance	—	680,705	—	680,705
Internet	—	72,193	—	72,193
Internet & Direct Marketing Retail	—	147,472	—	147,472
IT Services	—	94,981	—	94,981
Leisure Time	—	317,510	—	317,510
Life Sciences Tools & Services	—	73,832	—	73,832
Lodging	—	464,709	—	464,709
Machinery	—	99,012	—	99,012
Machinery-Construction & Mining	—	97,075	—	97,075
Machinery-Diversified	—	174,119	—	174,119
Media	—	322,241	—	322,241
Miscellaneous Manufacturing	—	109,555	—	109,555
Office/Business Equipment	—	140,436	—	140,436
Oil & Gas	—	549,617	0	549,617
Packaging & Containers	—	484,441	—	484,441
Pharmaceuticals	—	477,299	—	477,299
Pipelines	—	271,414	—	271,414
Real Estate Investment Trusts	—	91,708	—	91,708
Retail	—	564,866	219,422	784,288
Semiconductors & Semiconductor Equipment	—	86,025	—	86,025
Software	—	761,323	—	761,323
Telecommunications	—	516,044	—	516,044

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—  (Continued)

Description	Level 1	Level 2	Level 3	Total
Transportation	$—	$94,582	$—	$94,582
Total Floating Rate Loans	—	10,443,650	219,422	10,663,072
Total Foreign Government*	—	6,117,085	—	6,117,085
Total Municipals	—	3,243,479	—	3,243,479
Total Short-Term Investments*	—	25,978,239	—	25,978,239
Total Securities Lending Reinvestments*	—	47,565,547	—	47,565,547
Purchased Options at Value	$—	$981,777	$—	$981,777
Total Investments	$656,279,896	$679,463,810	$219,422	$1,335,963,128

Collateral for Securities Loaned (Liability)	$—	$(47,560,951)	$—	$(47,560,951)
TBA Forward Sales Commitments	$—	$(35,889,293)	$—	$(35,889,293)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$118,068	$—	$118,068
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(428,614)	—	(428,614)
Total Forward Contracts	$—	$(310,546)	$—	$(310,546)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,062,862	$—	$—	$2,062,862
Futures Contracts (Unrealized Depreciation)	(512,907)	—	—	(512,907)
Total Futures Contracts	$1,549,955	$—	$—	$1,549,955
Written Options at Value	$—	$(193,959)	$—	$(193,959)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$353,862	$—	$353,862
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(890,553)	—	(890,553)
Total Centrally Cleared Swap Contracts	$—	$(536,691)	$—	$(536,691)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$12,549	$—	$12,549
OTC Swap Contracts at Value (Liabilities)	—	(2,234,248)	(27,463)	(2,261,711)
Total OTC Swap Contracts	$—	$(2,221,699)	$(27,463)	$(2,249,162)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2018 is not presented.

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,335,963,128
Cash	557,071
Cash denominated in foreign currencies (c)	4,667,315
Cash collateral for futures contracts	323,400
OTC swap contracts at market value (d)	12,549
Unrealized appreciation on forward foreign currency exchange contracts	118,068
Receivable for:
Investments sold	1,808,550
TBA securities sold (e)	93,627,063
Fund shares sold	16,293
Principal paydowns	453
Dividends and interest	3,703,801
Variation margin on futures contracts	164,692
Interest on OTC swap contracts	9,376
Prepaid expenses	3,342

Total Assets	1,440,975,101
Liabilities
Written options at value (f)	193,959
TBA forward sales commitments, at value	35,889,293
OTC swap contracts at market value (g)	2,261,711
Unrealized depreciation on forward foreign currency exchange contracts	428,614
Collateral for securities loaned	47,560,951
Payables for:
Investments purchased	1,843,557
TBA securities purchased (e)	214,208,038
Fund shares redeemed	681,120
Variation margin on centrally cleared swap contracts	190,392
Premium on purchased options	1,394,638
Interest on OTC swap contracts	920
Accrued Expenses:
Management fees	428,652
Distribution and service fees	15,950
Deferred trustees’ fees	113,116
Other expenses	539,229

Total Liabilities	305,750,140

Net Assets	$1,135,224,961

Net Assets Consist of:
Paid in surplus	$1,040,251,040
Distributable earnings (Accumulated losses)	94,973,921

Net Assets	$1,135,224,961

Net Assets
Class A	$1,050,483,019
Class B	57,223,535
Class E	27,518,407
Capital Shares Outstanding*
Class A	58,964,198
Class B	3,235,036
Class E	1,548,984
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.82
Class B	17.69
Class E	17.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,338,148,163.
(b)	Includes securities loaned at value of $47,643,999.
(c)	Identified cost of cash denominated in foreign currencies was $4,516,615.
(d)	Net premium paid on OTC swap contracts was $8,869.
(e)	Included within TBA securities sold is $61,238,178 related to TBA forward sale commitments and included within TBA securities purchased is $25,687,926 related to TBA forward sale commitments.
(f)	Premiums received on written options were $148,363.
(g)	Net premium received on OTC swap contracts was $1,847,331.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$12,094,078
Interest	17,883,331
Securities lending income	208,236

Total investment income	30,185,645
Expenses
Management fees	5,793,112
Administration fees	51,280
Custodian and accounting fees	421,155
Distribution and service fees—Class B	161,303
Distribution and service fees—Class E	46,381
Audit and tax services	110,757
Legal	45,317
Trustees’ fees and expenses	33,734
Shareholder reporting	230,731
Insurance	8,148
Miscellaneous	26,649

Total expenses	6,928,567
Less management fee waiver	(389,598)
Less broker commission recapture	(5,937)

Net expenses	6,533,032

Net Investment Income	23,652,613

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	79,489,343
Purchased options	(78,534)
Futures contracts	(5,258,040)
Written options	276,219
Swap contracts	591,478
Foreign currency transactions	441,715
Forward foreign currency transactions	95,988

Net realized gain	75,558,169

Net change in unrealized appreciation (depreciation) on:
Investments	(143,261,421)
Purchased options	(2,552)
Futures contracts	1,955,243
Written options	(45,596)
Swap contracts	(868,990)
Foreign currency transactions	156,217
Forward foreign currency transactions	(252,031)

Net change in unrealized depreciation	(142,319,130)

Net realized and unrealized loss	(66,760,961)

Net Decrease in Net Assets From Operations	$(43,108,348)

(a)	Net of foreign withholding taxes of $59,526.
(b)	Net of foreign capital gains tax of $17,262.

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$23,652,613	$22,513,631
Net realized gain	75,558,169	95,158,203
Net change in unrealized appreciation (depreciation)	(142,319,130)	61,754,743

Increase (decrease) in net assets from operations	(43,108,348)	179,426,577

From Distributions to Shareholders (a)
Class A	(108,001,794)	(50,732,601)
Class B	(5,815,748)	(2,837,549)
Class E	(2,808,549)	(1,344,407)

Total distributions	(116,626,091)	(54,914,557)

Decrease in net assets from capital share transactions	(2,290,481)	(60,192,162)

Total increase (decrease) in net assets	(162,024,920)	64,319,858

Net Assets
Beginning of period	1,297,249,881	1,232,930,023

End of period	$1,135,224,961	$1,297,249,881 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	816,982	$16,360,943	647,009	$12,618,917
Reinvestments	5,693,294	108,001,794	2,635,460	50,732,601
Redemptions	(6,222,593)	(121,906,443)	(6,017,988)	(117,837,726)

Net increase (decrease)	287,683	$2,456,294	(2,735,519)	$(54,486,208)

Class B
Sales	166,988	$3,267,332	217,028	$4,181,628
Reinvestments	308,364	5,815,748	148,175	2,837,549
Redemptions	(640,333)	(12,596,842)	(580,492)	(11,297,437)

Net decrease	(164,981)	$(3,513,762)	(215,289)	$(4,278,260)

Class E
Sales	27,556	$537,191	57,637	$1,115,254
Reinvestments	148,365	2,808,549	69,948	1,344,407
Redemptions	(233,060)	(4,578,753)	(199,319)	(3,887,355)

Net decrease	(57,139)	$(1,233,013)	(71,734)	$(1,427,694)

Decrease derived from capital shares transactions		$(2,290,481)		$(60,192,162)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(22,501,887)	$(28,230,714)
Class B	(1,167,169)	(1,670,380)
Class E	(570,158)	(774,249)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $22,368,067 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$20.38	$18.49	$18.66		$22.29	$20.59

Income (Loss) from Investment Operations
Net investment income (a)	0.37	0.35	0.37	(b)	0.38	0.39
Net realized and unrealized gain (loss)	(1.02)	2.40	0.88		0.24	1.73

Total income (loss) from investment operations	(0.65)	2.75	1.25		0.62	2.12

Less Distributions
Distributions from net investment income	(0.36)	(0.38)	(0.53)		(0.45)	(0.42)
Distributions from net realized capital gains	(1.55)	(0.48)	(0.89)		(3.80)	0.00

Total distributions	(1.91)	(0.86)	(1.42)		(4.25)	(0.42)

Net Asset Value, End of Period	$17.82	$20.38	$18.49		$18.66	$22.29

Total Return (%) (c)	(3.76)	15.14	6.99		2.58	10.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.54	0.55		0.54	0.53
Gross ratio of expenses to average net assets excluding interest expense (%)	0.53	0.54	0.55		0.54	0.53
Net ratio of expenses to average net assets (%) (d)(e)	0.50	0.51	0.52		0.51	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.50	0.51	0.52		0.51	0.50
Ratio of net investment income to average net assets (%)	1.89	1.78	2.02	(b)	1.87	1.81
Portfolio turnover rate (%)	341 (f)	342 (f)	405	(f)	299 (f)	413 (f)
Net assets, end of period (in millions)	$1,050.5	$1,195.7	$1,135.6		$1,168.2	$1,250.6

	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$20.24	$18.37	$18.54		$22.17	$20.48

Income (Loss) from Investment Operations
Net investment income (a)	0.32	0.30	0.32	(b)	0.33	0.33
Net realized and unrealized gain (loss)	(1.01)	2.38	0.88		0.23	1.73

Total income (loss) from investment operations	(0.69)	2.68	1.20		0.56	2.06

Less Distributions
Distributions from net investment income	(0.31)	(0.33)	(0.48)		(0.39)	(0.37)
Distributions from net realized capital gains	(1.55)	(0.48)	(0.89)		(3.80)	0.00

Total distributions	(1.86)	(0.81)	(1.37)		(4.19)	(0.37)

Net Asset Value, End of Period	$17.69	$20.24	$18.37		$18.54	$22.17

Total Return (%) (c)	(4.01)	14.85	6.74		2.29	10.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.79	0.80		0.79	0.78
Gross ratio of expenses to average net assets excluding interest expense (%)	0.78	0.79	0.80		0.79	0.78
Net ratio of expenses to average net assets (%) (d)(e)	0.75	0.76	0.77		0.76	0.75
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.75	0.76	0.77		0.76	0.75
Ratio of net investment income to average net assets (%)	1.64	1.53	1.77	(b)	1.62	1.56
Portfolio turnover rate (%)	341 (f)	342 (f)	405	(f)	299 (f)	413 (f)
Net assets, end of period (in millions)	$57.2	$68.8	$66.4		$66.6	$71.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$20.33	$18.44	$18.61		$22.24	$20.54

Income (Loss) from Investment Operations
Net investment income (a)	0.34	0.32	0.34	(b)	0.35	0.35
Net realized and unrealized gain (loss)	(1.02)	2.40	0.87		0.23	1.74

Total income (loss) from investment operations	(0.68)	2.72	1.21		0.58	2.09

Less Distributions
Distributions from net investment income	(0.33)	(0.35)	(0.49)		(0.41)	(0.39)
Distributions from net realized capital gains	(1.55)	(0.48)	(0.89)		(3.80)	0.00

Total distributions	(1.88)	(0.83)	(1.38)		(4.21)	(0.39)

Net Asset Value, End of Period	$17.77	$20.33	$18.44		$18.61	$22.24

Total Return (%) (c)	(3.88)	14.95	6.83		2.41	10.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.69	0.70		0.69	0.68
Gross ratio of expenses to average net assets excluding interest expense (%)	0.68	0.69	0.70		0.69	0.68
Net ratio of expenses to average net assets (%) (d)(e)	0.65	0.66	0.67		0.66	0.65
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.65	0.66	0.67		0.66	0.65
Ratio of net investment income to average net assets (%)	1.74	1.63	1.87	(b)	1.72	1.66
Portfolio turnover rate (%)	341 (f)	342 (f)	405	(f)	299 (f)	413 (f)
Net assets, end of period (in millions)	$27.5	$32.6	$30.9		$32.4	$36.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the years ended December 31, 2018 through 2014. (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 62%, 74%, 58%, 71% and 163% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s Custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2018, the Portfolio did not have any unfunded loan commitments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a

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repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $11,100,548. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $14,825,176. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(43,587,787)	$—	$—	$—	$(43,587,787)
Corporate Bonds & Notes	(3,973,164)	—	—	—	(3,973,164)
Total	$(47,560,951)	$—	$—	$—	$(47,560,951)
Total Borrowings	$(47,560,951)	$—	$—	$—	$(47,560,951)
Gross amount of recognized liabilities for securities lending transactions					$(47,560,951)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign

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currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

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Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master

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netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal

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course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Spreadlock Swap Contracts: The Portfolio may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$981,777
	OTC swap contracts at market value (b)	12,549	OTC swap contracts at market value (b)	$75,227
	Unrealized appreciation on centrally cleared swap contracts (c) (e)	350,075	Unrealized depreciation on centrally cleared swap contracts (c) (e)	726,756
	Unrealized appreciation on futures contracts (d) (e)	2,016,844	Unrealized depreciation on futures contracts (d) (e)	512,907
Credit			Written options at value	193,959
			OTC swap contracts at market value (b)	2,186,484
	Unrealized appreciation on centrally cleared swap contracts (c) (e)	3,787	Unrealized depreciation on centrally cleared swap contracts (c) (e)	163,797
Equity	Unrealized appreciation on futures contracts (d) (e)	46,018
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	118,068	Unrealized depreciation on forward foreign currency exchange contracts	428,614

Total		$3,529,118		$4,287,744

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $9,376 and OTC swap interest payable of $920.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$546,373	$(162,794)	$—	$383,579
Barclays Bank plc	429,935	(9,339)	—	420,596
BNP Paribas S.A.	8,250	—	—	8,250
Deutsche Bank AG	38,477	(38,477)	—	—
HSBC Bank USA	28,936	(1,984)	—	26,952
JPMorgan Chase Bank N.A.	1,147	(1,147)	—	—
Morgan Stanley & Co. International plc	10,433	(10,433)	—	—
National Australia Bank Ltd.	860	—	—	860
Royal Bank of Canada	5,498	—	—	5,498
State Street Bank and Trust	42,485	(42,485)	—	—

	$1,112,394	$(266,659)	$—	$845,735

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$162,794	$(162,794)	$—	$—
Barclays Bank plc	9,339	(9,339)	—	—
Citibank N.A.	20,864	—	—	20,864
Credit Suisse International	1,027,025	—	(994,117)	32,908
Deutsche Bank AG	133,219	(38,477)	(94,742)	—
Goldman Sachs International	753,422	—	(753,422)	—
HSBC Bank USA	1,984	(1,984)	—	—
JPMorgan Chase Bank N.A.	149,182	(1,147)	—	148,035
Morgan Stanley & Co. International plc	517,815	(10,433)	(507,382)	—
State Street Bank and Trust	108,640	(42,485)	—	66,155

	$2,884,284	$(266,659)	$(2,349,663)	$267,962

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchase options	$(78,534)	$—	$—	$—	$(78,534)
Forward foreign currency transactions	—	—	—	95,988	95,988
Swap contracts	751,130	(159,652)	—	—	591,478
Futures contracts	(5,303,910)	—	45,870	—	(5,258,040)
Written options	(154,613)	430,832	—	—	276,219

	$(4,785,927)	$271,180	$45,870	$95,988	$(4,372,889)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchase options	$(2,552)	$—	$—	$—	$(2,552)
Forward foreign currency transactions	—	—	—	(252,031)	(252,031)
Futures contracts	1,909,225	—	46,018	—	1,955,243
Swap contracts	(623,802)	(245,188)	—	—	(868,990)
Written options	—	(45,596)	—	—	(45,596)

	$1,282,871	$(290,784)	$46,018	$(252,031)	$786,074

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$21,230,652
Futures contracts long	107,856,139
Futures contracts short	(48,833,783)
Purchased options	36,798,500
Swap contracts	105,161,045
Written options	(168,632,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar rolls and TBA transactions but excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$3,830,924,369	$656,081,595	$3,741,998,883	$747,826,098

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $6,089,750 in purchases, which are included above.

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2018 were as follows:

Purchases	Sales
$3,722,077,628	$3,634,582,082

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$5,793,112	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $	500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the

BHFTII-52

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $389,598 was waived in the aggregate for the year ended December 31, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,304,013,399

Gross unrealized appreciation	88,062,692
Gross unrealized depreciation	(93,347,268)

Net unrealized appreciation (depreciation)	$(5,284,576)

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$42,747,765	$30,592,475	$73,878,326	$24,322,082	$116,626,091	$54,914,557

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$28,095,055	$72,125,746	$(5,133,764)	$—	$95,087,037

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-54

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Wellington Balanced Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Balanced Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-55

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTII-56

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTII-57

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-58

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-59

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-60

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse/Wellington Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its blended benchmark, the S&P 500 Index (60%) & Bloomberg Barclays U.S. Aggregate Bond Index (40%), for the one-, three- and five-year periods ended September 30, 2018. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-61

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned -0.09%, -0.35%, and -0.25%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned -4.78%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities posted negative results over the trailing twelve-month period ended December 31, 2018. The Federal Reserve raised its benchmark interest rate by 25 basis points four times during the year, in line with expectations, and potentially signaling a more dovish path heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility, a theme that continued for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, and raised concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Index, for the period ended December 31, 2018. Positive stock selection within Consumer Discretionary, Consumer Staples, and Materials sectors was only partially offset by weaker selection within Energy and Health Care. Sector allocation, a result of the bottom-up stock selection process, detracted from performance due to the Portfolio’s underweight allocation to Information Technology (“IT”) and overweight allocation to Industrials.

The Portfolio’s positions in TJX Companies, Nike, and American Tower were among the top relative contributors during the period. Shares of TJX Companies, the largest global-off price apparel and home goods retailer, advanced during the period on strong adjusted earnings per share. Results were solid across the board as sales, gross profit, and operating profit all increased year-over-year. We believe TJX can achieve same-stores sales growth as it captures new customers with strong inventory management, targeted marketing, and excellent execution by a top-tier management team. In addition, the company we believe, was uniquely positioned among large caps as it has potential to outperform in both offensive and defensive macro environments. TJX was also less exposed to disaggregating by internet competitors due to the “treasure hunt” experience offered to customers who visited their stores. We viewed the company as a high quality, cash generative, dominant value creator and distributor.

Nike, a provider of athletic footwear, apparel and accessories, reported strong earnings during the period. The company announced its new innovation platforms were all working, sales were accelerating across all regions and channels (including the U.S.), gross margins were finally beating estimates, and inventory issues were improving. We continued to believe that Nike will successfully make the transformation to a more nimble, digitally-focused, customer-centric, global, and innovative company.

Shares of American Tower, a U.S.-based leading owner and operator of wireless communications, rose during the period. The company has three main flywheels driving growth forward (U.S. platform, international platform, and innovation platform), and management was extremely disciplined and has created a culture that rewarded risk taking and innovation.

The Portfolio’s position in Schlumberger and not holding benchmark constituent Amazon were among the top relative detractors during the period. Cardinal Health and McKesson, which we eliminated towards the end of the period, also negatively affected performance. Shares of U.S.-based energy services company Schlumberger fell as energy was the worst performing sector during the period as oil prices plunged. We were selling Schlumberger throughout the period as we had concerns about the company’s longer-term dividend growth capabilities and the potential for a dividend cut.

During the period we eliminated the Portfolio’s holdings in McKesson, a U.S.-based global drug distribution company. The stock faced several headwinds, which included ongoing generic price deflation and heightened competition in the individual pharmacy market. In addition, investors feared Amazon may enter the drug distribution industry. While the Amazon threat was a small part of the changing risk profile of the firm, there were other company and industry specific issues which have caused us to exit McKesson, most notably potential legal liability from the opioid crisis, continued struggles with price inflation, and heightened government/regulatory scrutiny. The company’s earnings were in-line with expectations, but management commentary about July’s brand price inflation (lower than expectations) and the government’s intensifying focus on addressing high drug prices by going after the current rebate system suggested that distributors continued to face tough headwinds and numbers were likely to come down further.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was most overweight the Consumer Staples and Industrial sectors and most underweight the IT and Communication Services sectors.

Donald J. Kilbride

Portfolio Manager

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	-0.09	7.66	11.97
Class B	-0.35	7.39	11.69
Class E	-0.25	7.50	11.80
Russell 1000 Index	-4.78	8.21	13.28

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
McDonald’s Corp.	3.8
Coca-Cola Co. (The)	3.6
American Tower Corp.	3.5
PepsiCo, Inc.	3.3
Chubb, Ltd.	3.1
Johnson & Johnson	3.1
Microsoft Corp.	3.0
NIKE, Inc.- Class B	2.8
Colgate-Palmolive Co.	2.8
Medtronic plc	2.8

Top Sectors

% of Net Assets
Industrials	18.9
Health Care	16.7
Consumer Staples	16.6
Financials	12.0
Consumer Discretionary	11.3
Information Technology	9.1
Real Estate	6.2
Materials	4.8
Energy	1.8

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.57%	$1,000.00	$982.30	$2.85
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B (a)	Actual	0.82%	$1,000.00	$980.80	$4.09
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class E (a)	Actual	0.72%	$1,000.00	$981.50	$3.60
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—7.9%
General Dynamics Corp.	529,622	$83,261,875
Lockheed Martin Corp.	278,078	72,811,943
Northrop Grumman Corp.	270,350	66,208,715
United Technologies Corp.	495,233	52,732,410

		275,014,943

Air Freight & Logistics—2.0%
United Parcel Service, Inc. - Class B (a)	718,194	70,045,461

Banks—2.3%
PNC Financial Services Group, Inc. (The) (a)	675,793	79,006,960

Beverages—9.5%
Coca-Cola Co. (The)	2,679,102	126,855,480
Diageo plc	2,491,935	88,572,135
PepsiCo, Inc.	1,047,557	115,734,097

		331,161,712

Biotechnology—1.5%
Amgen, Inc. (a)	277,993	54,116,897

Capital Markets—1.8%
BlackRock, Inc.	160,839	63,180,776

Chemicals—4.8%
Ecolab, Inc. (a)	631,427	93,040,769
Linde plc	466,784	72,836,975

		165,877,744

Consumer Finance—2.5%
American Express Co. (a)	899,087	85,700,973

Energy Equipment & Services—0.4%
Schlumberger, Ltd.	418,406	15,096,088

Equity Real Estate Investment Trusts—6.2%
American Tower Corp. (a)	772,169	122,149,414
Public Storage (a)	470,836	95,301,915

		217,451,329

Food & Staples Retailing—2.4%
Costco Wholesale Corp.	411,752	83,878,000

Health Care Equipment & Supplies—7.8%
Baxter International, Inc. (a)	1,279,274	84,201,815
Danaher Corp.	892,409	92,025,216
Medtronic plc	1,068,073	97,151,920

		273,378,951

Health Care Providers & Services—2.5%
UnitedHealth Group, Inc.	343,939	85,682,084

Hotels, Restaurants & Leisure—4.9%
McDonald’s Corp. (a)	742,804	131,899,706

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Starbucks Corp.	577,473	$37,189,261

		169,088,967

Household Products—4.6%
Colgate-Palmolive Co.	1,647,064	98,033,249
Procter & Gamble Co. (The)	694,343	63,824,009

		161,857,258

Industrial Conglomerates—4.0%
3M Co.	370,671	70,627,653
Honeywell International, Inc.	528,785	69,863,074

		140,490,727

Insurance—5.5%
Chubb, Ltd.	825,711	106,665,347
Marsh & McLennan Cos., Inc.	1,050,332	83,763,977

		190,429,324

IT Services—6.1%
Accenture plc - Class A	581,561	82,005,916
Automatic Data Processing, Inc. (a)	327,149	42,895,777
Visa, Inc. - Class A	661,153	87,232,527

		212,134,220

Oil, Gas & Consumable Fuels—1.4%
Exxon Mobil Corp. (a)	692,718	47,236,440

Pharmaceuticals—4.8%
Johnson & Johnson	823,795	106,310,745
Merck & Co., Inc. (a)	789,789	60,347,777

		166,658,522

Road & Rail—5.0%
Canadian National Railway Co.	1,083,053	80,213,514
Union Pacific Corp.	673,345	93,076,479

		173,289,993

Software—3.0%
Microsoft Corp.	1,013,488	102,939,976

Specialty Retail—2.4%
TJX Cos., Inc. (The) (a)	1,837,375	82,204,158

Textiles, Apparel & Luxury Goods—4.1%
NIKE, Inc. - Class B	1,330,957	98,677,152
VF Corp. (a)	627,424	44,760,428

		143,437,580

Total Common Stocks (Cost $2,880,892,683)		3,389,359,083

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Escrow Shares—0.0%

Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Sino-Forest Corp. (Cost $0)	5,844,000	$0

Short-Term Investment—2.3%

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $79,441,766; collateralized by U.S. Treasury Note at 2.125%, maturing 11/30/23, with a market value of $81,025,727.	79,436,470	79,436,470

Total Short-Term Investments (Cost $79,436,470)		79,436,470

Securities Lending Reinvestments (b)—7.5%

Certificates of Deposit—3.9%
Bank of Nova Scotia 2.890%, SOFR + 0.430%, 05/16/19 (c)	4,000,000	3,999,997
3.072%, 3M LIBOR + 0.280%, 03/20/19 (c)	6,000,000	6,002,394
China Construction Bank Corp. 2.550%, 01/07/19	2,050,000	2,050,000
Citibank N.A. 2.490%, 02/04/19	5,000,000	4,999,305
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (c)	2,000,000	2,000,006
2.642%, 1M LIBOR + 0.210%, 09/13/19 (c)	7,000,000	7,000,000
Cooperative Rabobank UA 2.608%, 3M LIBOR + 0.200%, 04/05/19 (c)	2,000,000	2,000,628
Credit Agricole S.A. 2.500%, 02/12/19	9,000,000	8,998,470
Credit Industriel et Commercial Zero Coupon, 01/25/19	4,936,141	4,991,500
Credit Suisse AG 2.620%, 04/01/19	5,000,000	4,997,410
2.890%, SOFR + 0.430%, 05/02/19 (c)	4,000,000	3,999,952
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	6,000,000	5,999,556
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	3,969,950	3,995,920
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (c)	10,000,000	10,000,060
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (c)	3,000,000	3,000,018
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (c)	2,500,000	2,498,425
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (c)	8,000,000	7,999,344
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (c)	5,000,000	4,997,780
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (c)	7,000,000	6,999,797

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (c)	9,500,000	$9,499,810
Sumitomo Mitsui Banking Corp. 2.700%, 02/25/19	4,000,000	4,000,368
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (c)	3,500,000	3,499,842
2.799%, 1M LIBOR + 0.450%, 04/03/19 (c)	5,000,000	5,002,890
2.822%, 1M LIBOR + 0.300%, 10/31/19 (c)	3,500,000	3,499,181
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (c)	1,000,000	1,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (c)	4,000,000	4,003,470
2.730%, 3M LIBOR + 0.210%, 10/25/19 (c)	4,000,000	4,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (c)	4,000,000	3,999,975

		135,036,098

Commercial Paper—1.9%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (c)	5,000,000	4,998,615
Banco Santander S.A. 2.500%, 01/16/19	6,955,278	6,991,572
2.740%, 02/07/19	4,964,989	4,985,440
Bank of China, Ltd. 2.690%, 01/17/19	4,966,375	4,994,130
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (c)	12,000,000	12,000,000
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (c)	12,000,000	12,001,116
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (c)	10,000,000	9,998,900
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (c)	12,000,000	12,002,940

		67,972,713

Repurchase Agreements—1.7%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $10,076,667; collateralized by various Common Stock with an aggregate market value of $11,001,834.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $1,504,069; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $1,632,478.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $654,884; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $663,000.	650,000	650,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (b)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $6,000,505; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $6,119,427.	5,999,439	$5,999,439
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $7,556,350; collateralized by various Common Stock with an aggregate market value of $8,250,000.	7,500,000	7,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $15,002,133; collateralized by various Common Stock with an aggregate market value of $16,698,184.	15,000,000	15,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $5,000,711; collateralized by various Common Stock with an aggregate market value of $5,566,061.	5,000,000	5,000,000
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $5,000,819; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $9,501,335; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $10,407,021.	9,500,000	9,500,000

		60,149,439

Total Securities Lending Reinvestments (Cost $263,161,719)		263,158,250

Total Investments—107.2% (Cost $3,223,490,872)		3,731,953,803
Other assets and liabilities (net)—(7.2)%		(251,999,189)

Net Assets—100.0%		$3,479,954,614

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $260,570,335 and the collateral received consisted of cash in the amount of $262,992,171. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/ agent based on current market conditions. For certain asset- and mortgage- backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$275,014,943	$—	$—	$275,014,943
Air Freight & Logistics	70,045,461	—	—	70,045,461
Banks	79,006,960	—	—	79,006,960
Beverages	242,589,577	88,572,135	—	331,161,712
Biotechnology	54,116,897	—	—	54,116,897
Capital Markets	63,180,776	—	—	63,180,776
Chemicals	165,877,744	—	—	165,877,744
Consumer Finance	85,700,973	—	—	85,700,973
Energy Equipment & Services	15,096,088	—	—	15,096,088
Equity Real Estate Investment Trusts	217,451,329	—	—	217,451,329
Food & Staples Retailing	83,878,000	—	—	83,878,000
Health Care Equipment & Supplies	273,378,951	—	—	273,378,951
Health Care Providers & Services	85,682,084	—	—	85,682,084
Hotels, Restaurants & Leisure	169,088,967	—	—	169,088,967
Household Products	161,857,258	—	—	161,857,258
Industrial Conglomerates	140,490,727	—	—	140,490,727
Insurance	190,429,324	—	—	190,429,324
IT Services	212,134,220	—	—	212,134,220
Oil, Gas & Consumable Fuels	47,236,440	—	—	47,236,440
Pharmaceuticals	166,658,522	—	—	166,658,522
Road & Rail	173,289,993	—	—	173,289,993
Software	102,939,976	—	—	102,939,976
Specialty Retail	82,204,158	—	—	82,204,158
Textiles, Apparel & Luxury Goods	143,437,580	—	—	143,437,580
Total Common Stocks	3,300,786,948	88,572,135	—	3,389,359,083
Total Escrow Shares*	—	0	—	0
Total Short-Term Investment*	—	79,436,470	—	79,436,470
Total Securities Lending Reinvestments*	—	263,158,250	—	263,158,250
Total Investments	$3,300,786,948	$431,166,855	$—	$3,731,953,803

Collateral for Securities Loaned (Liability)	$—	$(262,992,171)	$—	$(262,992,171)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$3,731,953,803
Receivable for:
Investments sold	9,979,512
Fund shares sold	71,461
Dividends and interest	5,987,218
Prepaid expenses	10,509

Total Assets	3,748,002,503
Liabilities
Collateral for securities loaned	262,992,171
Payables for:
Fund shares redeemed	2,576,317
Accrued Expenses:
Management fees	1,702,739
Distribution and service fees	217,747
Deferred trustees’ fees	189,880
Other expenses	369,035

Total Liabilities	268,047,889

Net Assets	$3,479,954,614

Net Assets Consist of:
Paid in surplus	$2,613,833,950
Distributable earnings (Accumulated losses)	866,120,664

Net Assets	$3,479,954,614

Net Assets
Class A	$2,225,565,202
Class B	601,192,186
Class E	653,197,226
Capital Shares Outstanding*
Class A	74,158,936
Class B	20,308,640
Class E	21,985,279
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$30.01
Class B	29.60
Class E	29.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $260,570,335.
(b)	Identified cost of investments was $3,223,490,872.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$82,997,477
Interest	447,219
Securities lending income	887,597

Total investment income	84,332,293
Expenses
Management fees	27,881,280
Administration fees	134,788
Custodian and accounting fees	219,703
Distribution and service fees—Class B	1,722,127
Distribution and service fees—Class E	1,124,758
Audit and tax services	44,663
Legal	45,151
Trustees’ fees and expenses	33,733
Shareholder reporting	239,275
Insurance	25,980
Miscellaneous	40,785

Total expenses	31,512,243
Less management fee waiver	(5,807,261)
Less broker commission recapture	(1,914)

Net expenses	25,703,068

Net Investment Income	58,629,225

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	316,213,382
Foreign currency transactions	(2,926)

Net realized gain	316,210,456

Net change in unrealized depreciation on:
Investments	(350,565,168)
Foreign currency transactions	(10,524)

Net change in unrealized depreciation	(350,575,692)

Net realized and unrealized loss	(34,365,236)

Net Increase in Net Assets From Operations	$24,263,989

(a)	Net of foreign withholding taxes of $443,396.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$58,629,225	$67,661,079
Net realized gain	316,210,456	214,532,706
Net change in unrealized appreciation (depreciation)	(350,575,692)	433,409,235

Increase in net assets from operations	24,263,989	715,603,020

From Distributions to Shareholders (a)
Class A	(181,538,032)	(137,009,010)
Class B	(47,981,086)	(35,996,275)
Class E	(52,615,965)	(40,467,486)

Total distributions	(282,135,083)	(213,472,771)

Decrease in net assets from capital share transactions	(434,590,569)	(335,525,943)

Total increase (decrease) in net assets	(692,461,663)	166,604,306

Net Assets
Beginning of period	4,172,416,277	4,005,811,971

End of period	$3,479,954,614	$4,172,416,277 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	488,305	$15,651,864	399,266	$12,080,551
Reinvestments	5,837,236	181,538,032	4,585,308	137,009,010
Redemptions	(14,304,208)	(461,190,687)	(11,570,564)	(353,806,274)

Net decrease	(7,978,667)	$(264,000,791)	(6,585,990)	$(204,716,713)

Class B
Sales	637,417	$20,083,779	781,128	$23,357,931
Reinvestments	1,561,885	47,981,086	1,218,560	35,996,275
Redemptions	(4,622,811)	(146,895,703)	(3,745,281)	(112,544,024)

Net decrease	(2,423,509)	$(78,830,838)	(1,745,593)	$(53,189,818)

Class E
Sales	118,913	$3,787,893	171,709	$5,133,476
Reinvestments	1,707,202	52,615,965	1,366,222	40,467,486
Redemptions	(4,652,051)	(148,162,798)	(4,090,639)	(123,220,374)

Net decrease	(2,825,936)	$(91,758,940)	(2,552,708)	$(77,619,412)

Decrease derived from capital shares transactions		$(434,590,569)		$(335,525,943)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(40,775,492)	$(96,233,518)
Class B	(9,546,738)	(26,449,537)
Class E	(11,201,278)	(29,266,208)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $67,333,496 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.30	$28.61	$28.38	$43.13	$42.97

Income (Loss) from Investment Operations
Net investment income (a)	0.50	0.52	0.48	0.58	0.72
Net realized and unrealized gain (loss)	(0.45)	4.81	1.53	0.31	3.41

Total income (loss) from investment operations	0.05	5.33	2.01	0.89	4.13

Less Distributions
Distributions from net investment income	(0.58)	(0.49)	(0.48)	(0.77)	(0.31)
Distributions from net realized capital gains	(1.76)	(1.15)	(1.30)	(14.87)	(3.66)

Total distributions	(2.34)	(1.64)	(1.78)	(15.64)	(3.97)

Net Asset Value, End of Period	$30.01	$32.30	$28.61	$28.38	$43.13

Total Return (%) (b)	(0.09)	19.07	7.34	2.40	10.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72	0.72	0.72	0.73
Net ratio of expenses to average net assets (%) (c)(d)	0.57	0.57	0.58	0.58	0.59
Ratio of net investment income to average net assets (%)	1.54	1.72	1.70	1.72	1.74
Portfolio turnover rate (%)	22	13	32	25	105
Net assets, end of period (in millions)	$2,225.6	$2,653.5	$2,538.2	$2,113.5	$2,352.1

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$31.89	$28.26	$28.06	$42.79	$42.66

Income (Loss) from Investment Operations
Net investment income (a)	0.41	0.44	0.41	0.49	0.61
Net realized and unrealized gain (loss)	(0.44)	4.75	1.50	0.31	3.38

Total income (loss) from investment operations	(0.03)	5.19	1.91	0.80	3.99

Less Distributions
Distributions from net investment income	(0.50)	(0.41)	(0.41)	(0.66)	(0.20)
Distributions from net realized capital gains	(1.76)	(1.15)	(1.30)	(14.87)	(3.66)

Total distributions	(2.26)	(1.56)	(1.71)	(15.53)	(3.86)

Net Asset Value, End of Period	$29.60	$31.89	$28.26	$28.06	$42.79

Total Return (%) (b)	(0.35)	18.81	7.06	2.14	10.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.97	0.97	0.97	0.98
Net ratio of expenses to average net assets (%) (c)(d)	0.82	0.82	0.83	0.83	0.84
Ratio of net investment income to average net assets (%)	1.29	1.47	1.44	1.47	1.49
Portfolio turnover rate (%)	22	13	32	25	105
Net assets, end of period (in millions)	$601.2	$725.0	$691.8	$611.0	$693.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.00	$28.35	$28.13	$42.87	$42.74

Income (Loss) from Investment Operations
Net investment income (a)	0.44	0.47	0.43	0.53	0.65
Net realized and unrealized gain (loss)	(0.44)	4.77	1.52	0.30	3.38

Total income (loss) from investment operations	0.00	5.24	1.95	0.83	4.03

Less Distributions
Distributions from net investment income	(0.53)	(0.44)	(0.43)	(0.70)	(0.24)
Distributions from net realized capital gains	(1.76)	(1.15)	(1.30)	(14.87)	(3.66)

Total distributions	(2.29)	(1.59)	(1.73)	(15.57)	(3.90)

Net Asset Value, End of Period	$29.71	$32.00	$28.35	$28.13	$42.87

Total Return (%) (b)	(0.25)	18.92	7.15	2.27	10.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.87	0.87	0.88
Net ratio of expenses to average net assets (%) (c)(d)	0.72	0.72	0.73	0.73	0.74
Ratio of net investment income to average net assets (%)	1.39	1.57	1.54	1.57	1.59
Portfolio turnover rate (%)	22	13	32	25	105
Net assets, end of period (in millions)	$653.2	$794.0	$775.8	$829.2	$952.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the years ended December 31, 2018 through 2014. (see Note 5 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $79,436,470. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $60,149,439. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$849,080,704	$0	$1,519,518,574

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $6,674,761 in purchases and $34,697,745 in sales of investments, which are included above, and resulted in realized gains of $6,226,319.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$27,881,280	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

An identical agreement was in place for the period May 1, 2017 through April 30, 2018. Amounts waived for the year ended December 31, 2018 amounted to $4,510,389 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $1,296,872 was waived in the aggregate for the year ended December 31, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$3,232,837,950
Gross unrealized appreciation	563,988,521
Gross unrealized depreciation	(64,872,668)

Net unrealized appreciation (depreciation)	$499,115,853

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$69,899,671	$61,523,508	$212,235,412	$151,949,263	$282,135,083	$213,472,771

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$58,337,078	$308,854,376	$499,119,092	$—	$866,310,546

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Wellington Core Equity Opportunities Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Core Equity Opportunities Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse/Wellington Core Equity Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one-, three-, and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees were below the Expense Universe median and Sub-advised Expense Universe median, but slightly above the Expense Group median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and below the median of the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were slightly below the average of the Sub-advised Expense Universe and above the average of the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2018, the Class A and B shares of the Brighthouse Asset Allocation 20 Portfolio returned -2.41% and -2.61%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned -0.62%.

MARKET ENVIRONMENT/CONDITIONS

After a great 2017 with record-low volatility and the strongest January stock market since 1997, investors got shaken back to reality in February when equity markets took a dive following higher-than-expected wage growth. The concern was that this would lead to higher inflation followed by additional Federal Reserve (the “Fed”) interest rate hikes, leading to an unceremonious end to the second-longest economic expansion on record. However, inflation fears soon after fizzled (at least until the end of 2018) and the Fed stayed the course, despite the Tax Cuts and Jobs Act of 2017 providing a noteworthy lift to gross domestic product (“GDP”) growth. GDP growth, incidentally, is on track to reach the highest annual level since before the 2008-09 recession. However, an escalating trade war between the U.S. and many of its major trading partners sent another wave of anxiety toward the market, which responded by pulling back sharply once again.

The beginning of the year turned out to be a microcosm of the remainder of 2018. This point in the economic cycle finds many market participants scrambling for indications that the expansion will end. As such, equity markets have become irrationally sensitive to individual data points, both positive and negative, with little regard to their historic predictive power on market results. The consequence was elevated market volatility in the second quarter, driven by positive economic growth and an accommodative Fed on one side, and on the other side by negative trade war and housing market news. In the third quarter, however, equity markets rebounded as corporate profits hit a new all-time high, GDP growth for second quarter came in at 4.2%, and unemployment dropped to 3.7%—the lowest number since 1969. The result in the third quarter was the best quarterly return for the S&P 500 Index since 2013.

As we got to the fourth quarter though, sentiment turned significantly worse, and the S&P 500 Index did an about-face, delivering its worst quarterly return since 2011. Gone was the sense of confidence that the strong economy could propel equity markets ever higher. Front and center were concerns about the continued trade war escalation, mid-term election uncertainty, a housing market dampened by rising interest rates and lofty prices, and a Fed that was now deemed too hawkish by projecting two additional rate hikes in 2019, despite having raised rates 4 times in 2018 (from a target range of 1.25%-1.50% to a target range of 2.25%-2.5%) and despite the market volatility.

News from overseas did little to attenuate concerns on the home front. Troubling to many is the ongoing Brexit (United Kingdom’s decision to withdraw from the European Union) situation, as leaders in the U.K. struggle to agree on a deal ensuring an orderly exit from the E.U.—an exit which is scheduled to occur on March 29, 2019. Highlighting the extent of disagreement are the two votes of confidence in Prime Minister Theresa May’s leadership, held in December 2018 and January 2019, both of which she won (in the U.K., a vote of confidence is a procedure used to remove a prime minister from office). Concerns about slowing growth in China have been receiving headlines as well. Leadership in China is in the middle of a long-term plan which is designed to transition the country from a manufacturing-driven economy to a service-driven economy. More worrisome to market participants is the fact that China is also in the process of dealing with an increasingly large debt burden as that plan unfolds. The outcome of both is unclear, which has led to some increased market volatility. However, it was confidence-inspiring that China had enough wherewithal to take the foot off the brake when it saw its economic growth rates declining faster than intended.

All in all, 2018 was a difficult year for investors. The economy is growing at a healthy pace, but the main question is for how long? The uncertainty caused all the major asset classes to be down for the year except for core bonds, which managed to creep in to positive territory, barely eking out a positive return with 0.01% for the year (as measured by the Bloomberg Barclays U.S. Aggregate Bond Index). International equities were generally the worst-performing asset classes with Emerging Markets equity and Foreign Developed equity down 14.6% and 13.8% respectively, as measured by the MSCI Emerging Markets Index and the MSCI EAFE Index. U.S. Large Cap equity did significantly better but was still down 4.4% for the year as measured by the S&P 500 Index, whereas Mid Cap equity lost 9.1% and Small Cap equity lost 11.0% for the year, as measured by the Russell Mid Cap and the Russell 2000 indices, in that order.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income. Over the twelve-month period, the Portfolio fell short of the Dow Jones Conservative Index. Strong performance within the Mid and Small Cap portfolios and a favorable overweight to Large Cap equity was insufficient to attenuate the combination of underperformance within Large Cap and International equities, an underweight to cash, and an overweight to overall equity—all detractors.

The contribution from the underlying fixed income portfolios to relative performance was slightly negative in 2018. The biggest contributor to performance by far was the Brighthouse/Templeton International Bond Portfolio, which outpaced its benchmark by 3.1%. The strategy’s relative outperformance during the period was primarily attributable to currency positions, notably, the portfolio’s underweights in the euro and the Australian dollar. Outside of currency exposure, short duration positioning in the U.S. helped returns as well. The Brighthouse/Eaton Vance Floating Rate Portfolio

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

outperformed its benchmark by 0.1%. The portfolio’s underweight to defaulted loans aided performance relative to its benchmark over the year, as did favorable security selection in Financial Services and Energy. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio, which lagged its benchmark by 3.8%. Portfolio performance was negatively impacted by its U.S. duration and yield curve positioning, as well as currency and emerging markets positions. During the year, corporate credit spreads widened and experienced heightened levels of volatility. As such, the portfolio’s investment grade corporate credit positions were also negative contributors to performance. Also detracting in fixed income was the Brighthouse/Franklin Low Duration Total Return Portfolio, which underperformed its benchmark by 0.9%, largely driven by Collateralized Loan Obligation positions.

Contribution from the underlying domestic equity portfolios to relative performance was negative, as strong performance by the Mid Cap and Small Cap equity portfolios was insufficient to make up for the underperformance within the Large Cap equity portfolios. Within Large Cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio had a strong year, as it outperformed its benchmark by 4.7%. Strong security selection within Consumer Discretionary, Consumer Staples, and Materials sectors helped. Meanwhile, the Brighthouse/Wellington Large Cap Research Portfolio underperformed its benchmark by 1.8%, driven by suboptimal security selection within Health Care, Consumer Staples, and Energy. Another laggard for the period was the Invesco Comstock Portfolio, which underperformed its benchmark by 3.7% for the year. The result was primarily due to an overweight to Energy and unfavorable security selection within Financial Services, Healthcare, and Energy. Within Mid Cap equity, only the T. Rowe Price Mid Cap Growth Portfolio outperformed its benchmark. The portfolio outpaced its benchmark by 2.7% as positive results were driven by security selection within Communication Services, Financial Services, and Materials. The strongest performer within Small Cap equity was the Neuberger Berman Genesis Portfolio, which outperformed its benchmark by 6.2% in 2018 as the portfolio’s focus on higher-quality companies with higher return on equity paid off. Security selection in Healthcare, Consumer Staples, and Information Technology made the largest positive impact on relative results. The T. Rowe Price Small Cap Growth Portfolio beat its benchmark by 2.6% over the year, primarily due to beneficial security selection within Industrials, Materials, Consumer Discretionary, and Healthcare.

Non-U.S. equity was a headwind to relative performance in 2018. Most notably, the Harris Oakmark International Portfolio underperformed its benchmark by 9.9% during the year as security selection and country weightings caused returns to suffer. Performance compared to the benchmark was hurt by holdings in the U.K., Germany, and France as well as suboptimal security selection in Consumer Discretionary, Financial Services, and Industrials. The best performance in the category came from the Brighthouse/Artisan International Portfolio, which outperformed its benchmark by 3.5% in 2018. Much of the outperformance was a result of strong security selection within Technology, Materials, and Consumer Discretionary. In addition, the Brighthouse/Aberdeen Emerging Market Equity Portfolio was additive to relative results during the year, outperforming its benchmark by 0.7% as an underweight to China and positive security selection in Consumer Discretionary, Financial Services, and Technology supported returns.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	-2.41	2.74	6.09
Class B	-2.61	2.49	5.83
Dow Jones Conservative Index	-0.62	2.24	4.22

1 The Dow Jones Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 20% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.2
BlackRock Bond Income Portfolio (Class A)	12.7
PIMCO Total Return Portfolio (Class A)	12.2
TCW Core Fixed Income Portfolio (Class A)	9.7
PIMCO Inflation Protected Bond Portfolio (Class A)	9.1
JPMorgan Core Bond Portfolio (Class A)	8.7
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	5.0
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.0
Brighthouse/Templeton International Bond Portfolio (Class A)	2.5
MFS Value Portfolio (Class A)	2.1

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	70.7
U.S. Large Cap Equities	10.1
High Yield Fixed Income	7.5
International Developed Market Equities	4.5
International Fixed Income	2.5
U.S. Small Cap Equities	2.2
Global Equities	1.4
Real Estate Equities	0.5
U.S. Mid Cap Equities	0.4
Emerging Market Equities	0.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a) (b)	Actual	0.62%	$1,000.00	$982.00	$3.10
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B (a) (b)	Actual	0.87%	$1,000.00	$981.80	$4.35
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.
(b)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of December 31, 2018

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.1%
Baillie Gifford International Stock Portfolio (Class A) (a)	707,265	$7,794,061
BlackRock Bond Income Portfolio (Class A) (a)	668,274	68,792,124
BlackRock Capital Appreciation Portfolio (Class A) (a)	99,389	3,859,282
BlackRock High Yield Portfolio (Class A) (b)	368,308	2,670,236
Brighthouse Small Cap Value Portfolio (Class A) (b)	186,871	2,530,236
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	140,632	1,341,626
Brighthouse/Artisan International Portfolio (Class A) (b)	529,351	5,240,577
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	5,995	1,269,972
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	1,064,498	10,644,984
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	2,880,341	27,334,441
Brighthouse/Templeton International Bond Portfolio (Class A) (b) (c)	1,334,332	13,623,528
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	301,493	9,047,815
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	388,062	5,118,534
Clarion Global Real Estate Portfolio (Class A) (b)	244,089	2,616,631
Harris Oakmark International Portfolio (Class A) (b)	639,993	7,782,316
Invesco Comstock Portfolio (Class A) (b)	763,391	10,122,560
Jennison Growth Portfolio (Class A) (a)	266,728	3,867,555
JPMorgan Core Bond Portfolio (Class A) (b)	4,674,952	46,843,016
JPMorgan Small Cap Value Portfolio (Class A) (b)	177,025	2,506,672
MFS Research International Portfolio (Class A) (b)	364,030	3,927,887
MFS Value Portfolio (Class A) (a)	828,856	11,446,498
Neuberger Berman Genesis Portfolio (Class A) (a)	136,478	2,533,029
Oppenheimer Global Equity Portfolio (Class A) (b)	63,204	1,292,524

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	5,154,378	49,327,398
PIMCO Total Return Portfolio (Class A) (b)	5,796,439	66,021,441
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	186,185	3,855,885
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	266,925	7,644,734
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	126,225	1,286,232
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	178,578	3,791,221
TCW Core Fixed Income Portfolio (Class A) (b)	5,246,750	52,362,562
Van Eck Global Natural Resources Portfolio (Class A) (a)	819,515	6,293,879
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	2,152,848	27,298,107
Western Asset Management U.S. Government Portfolio (Class A) (a)	6,224,310	71,517,321

Total Mutual Funds (Cost $569,482,036)		541,604,884

Total Investments—100.1% (Cost $569,482,036)		541,604,884
Other assets and liabilities (net)—(0.1)%		(319,614)

Net Assets—100.0%		$541,285,270

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$541,604,884	$—	$—	$541,604,884
Total Investments	$541,604,884	$—	$—	$541,604,884

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Affiliated investments at value (a)	$541,604,884
Receivable for:
Affiliated investments sold	121,742
Fund shares sold	2,604
Due from investment adviser	4,549

Total Assets	541,733,779
Liabilities
Payables for:
Fund shares redeemed	124,346
Accrued Expenses:
Management fees	45,166
Distribution and service fees	108,018
Deferred trustees’ fees	111,916
Other expenses	59,063

Total Liabilities	448,509

Net Assets	$541,285,270

Net Assets Consist of:
Paid in surplus	$554,727,420
Distributable earnings (Accumulated losses)	(13,442,150)

Net Assets	$541,285,270

Net Assets
Class A	$33,602,207
Class B	507,683,063
Capital Shares Outstanding*
Class A	3,246,143
Class B	49,452,448
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.35
Class B	10.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $569,482,036.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends from affiliated investments	$13,673,373

Total investment income	13,673,373
Expenses
Management fees	562,116
Administration fees	26,349
Custodian and accounting fees	28,054
Distribution and service fees—Class B	1,365,677
Audit and tax services	32,222
Legal	45,317
Trustees’ fees and expenses	33,734
Miscellaneous	8,854

Total expenses	2,102,323
Less expenses reimbursed by the Adviser	(153,825)

Net expenses	1,948,498

Net Investment Income	11,724,875

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	2,425,237
Capital gain distributions from affiliated investments	7,799,655

Net realized gain	10,224,892

Net change in unrealized depreciation on affiliated investments	(36,944,994)

Net realized and unrealized loss	(26,720,102)

Net Decrease in Net Assets From Operations	$(14,995,227)

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,724,875	$12,124,716
Net realized gain	10,224,892	6,825,212
Net change in unrealized appreciation (depreciation)	(36,944,994)	24,219,748

Increase (decrease) in net assets from operations	(14,995,227)	43,169,676

From Distributions to Shareholders (a)
Class A	(1,362,443)	(1,598,526)
Class B	(18,915,897)	(22,047,887)

Total distributions	(20,278,340)	(23,646,413)

Decrease in net assets from capital share transactions	(51,852,688)	(56,585,690)

Total decrease in net assets	(87,126,255)	(37,062,427)

Net Assets
Beginning of period	628,411,525	665,473,952

End of period	$541,285,270	$628,411,525 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	296,749	$3,178,060	399,659	$4,354,795
Reinvestments	129,141	1,362,443	149,535	1,598,526
Redemptions	(766,471)	(8,214,828)	(819,017)	(8,927,209)

Net decrease	(340,581)	$(3,674,325)	(269,823)	$(2,973,888)

Class B
Sales	6,089,194	$64,558,745	5,752,405	$62,167,159
Reinvestments	1,806,676	18,915,897	2,078,029	22,047,887
Redemptions	(12,378,058)	(131,653,005)	(12,761,341)	(137,826,848)

Net decrease	(4,482,188)	$(48,178,363)	(4,930,907)	$(53,611,802)

Decrease derived from capital shares transactions		$(51,852,688)		$(56,585,690)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(947,275)	$(651,251)
Class B	(12,419,033)	(9,628,854)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $12,526,450 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.01	$10.69	$10.94	$11.59	$12.05

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.23	0.23	0.36	0.25
Net realized and unrealized gain (loss)	(0.50)	0.53	0.28	(0.38)	0.29

Total income (loss) from investment operations	(0.26)	0.76	0.51	(0.02)	0.54

Less Distributions
Distributions from net investment income	(0.26)	(0.26)	(0.39)	(0.27)	(0.50)
Distributions from net realized capital gains	(0.14)	(0.18)	(0.37)	(0.36)	(0.50)

Total distributions	(0.40)	(0.44)	(0.76)	(0.63)	(1.00)

Net Asset Value, End of Period	$10.35	$11.01	$10.69	$10.94	$11.59

Total Return (%) (b)	(2.41)	7.16	4.76	(0.23)	4.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.13	0.12	0.12	0.11	0.12
Net ratio of expenses to average net assets (%) (c)(d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (e)	2.26	2.13	2.15	3.20	2.17
Portfolio turnover rate (%)	11	11	14	21	16
Net assets, end of period (in millions)	$33.6	$39.5	$41.2	$47.5	$50.1

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.92	$10.60	$10.85	$11.51	$11.97

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.20	0.20	0.33	0.22
Net realized and unrealized gain (loss)	(0.49)	0.53	0.28	(0.39)	0.28

Total income (loss) from investment operations	(0.28)	0.73	0.48	(0.06)	0.50

Less Distributions
Distributions from net investment income	(0.23)	(0.23)	(0.36)	(0.24)	(0.46)
Distributions from net realized capital gains	(0.14)	(0.18)	(0.37)	(0.36)	(0.50)

Total distributions	(0.37)	(0.41)	(0.73)	(0.60)	(0.96)

Net Asset Value, End of Period	$10.27	$10.92	$10.60	$10.85	$11.51

Total Return (%) (b)	(2.61)	6.93	4.53	(0.59)	4.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.38	0.37	0.37	0.36	0.37
Net ratio of expenses to average net assets (%) (c)(d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	2.00	1.86	1.83	2.89	1.89
Portfolio turnover rate (%)	11	11	14	21	16
Net assets, end of period (in millions)	$507.7	$588.9	$624.2	$615.4	$653.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$63,528,017	$0	$116,136,921

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$562,116	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from April 30, 2018 to April 30, 2019, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2018 to April 30, 2019 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2018, the amount of expenses deferred in 2014 subject to repayment until December 31, 2019 was $111,213. The amount of expenses deferred in 2015 subject to repayment until December 31, 2020 was $99,092. The amount of expenses deferred in 2016 subject to repayment until December 31, 2021 was $120,106. The amount of expenses deferred in 2017 subject to repayment until December 31, 2022 was $143,509. The amount of expenses deferred in 2018 subject to repayment until December 31, 2023 was $153,825.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2018
Baillie Gifford International Stock Portfolio (Class A)	$6,313,986	$4,539,978	$(1,496,091)	$342,728	$(1,906,540)	$7,794,061
BlackRock Bond Income Portfolio (Class A)	78,650,584	3,615,909	(10,589,492)	(639,714)	(2,245,163)	68,792,124
BlackRock Capital Appreciation Portfolio (Class A)	6,263,239	1,437,242	(3,682,491)	856,841	(1,015,549)	3,859,282

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2018
BlackRock High Yield Portfolio (Class A)	$3,145,741	$216,806	$(475,476)	$(37,115)	$(179,720)	$2,670,236
Brighthouse Small Cap Value Portfolio (Class A)	3,125,660	707,211	(712,099)	142,046	(732,582)	2,530,236
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	1,584,367	395,805	(397,880)	48,911	(289,577)	1,341,626
Brighthouse/Artisan International Portfolio (Class A)	3,150,093	3,711,486	(891,997)	173,281	(902,286)	5,240,577
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,563,770	308,005	(340,502)	52,823	(314,124)	1,269,972
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	12,570,129	659,853	(2,238,286)	101,010	(447,722)	10,644,984
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	31,425,249	1,037,629	(4,727,013)	(230,004)	(171,420)	27,334,441
Brighthouse/Templeton International Bond Portfolio (Class A)	15,497,679	553,625	(2,631,221)	(265,894)	469,339	13,623,528
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	12,549,930	1,952,559	(4,854,758)	218,128	(818,044)	9,047,815
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	6,261,927	1,614,748	(1,790,571)	269,702	(1,237,272)	5,118,534
Clarion Global Real Estate Portfolio (Class A)	3,156,676	496,576	(618,470)	(9,609)	(408,542)	2,616,631
Harris Oakmark International Portfolio (Class A)	7,874,391	4,337,741	(1,787,001)	477,088	(3,119,903)	7,782,316
Invesco Comstock Portfolio (Class A)	15,655,828	3,099,012	(6,484,056)	1,146,446	(3,294,670)	10,122,560
Jennison Growth Portfolio (Class A)	6,250,492	1,632,111	(3,693,304)	832,570	(1,154,314)	3,867,555
JPMorgan Core Bond Portfolio (Class A)	53,452,067	2,296,124	(7,438,480)	(508,821)	(957,874)	46,843,016
JPMorgan Small Cap Value Portfolio (Class A)	3,122,384	723,885	(787,107)	90,040	(642,530)	2,506,672
MFS Research International Portfolio (Class A)	4,730,848	835,285	(962,393)	91,662	(767,515)	3,927,887
MFS Value Portfolio (Class A)	14,126,846	2,856,644	(4,800,708)	(28,438)	(707,846)	11,446,498
MFS Value Portfolio II (Class A)	1,569,487	534,039	(146,635)	27,451	(1,984,342)	—
Neuberger Berman Genesis Portfolio (Class A)	3,135,419	830,507	(939,917)	225,392	(718,372)	2,533,029
Oppenheimer Global Equity Portfolio (Class A)	1,566,573	450,428	(407,130)	106,570	(423,917)	1,292,524
PIMCO Inflation Protected Bond Portfolio (Class A)	56,790,731	1,902,213	(7,252,052)	(1,027,283)	(1,086,211)	49,327,398
PIMCO Total Return Portfolio (Class A)	75,557,422	2,124,924	(10,437,386)	(651,008)	(572,511)	66,021,441
T. Rowe Price Large Cap Growth Portfolio (Class A)	6,250,221	1,602,519	(3,413,302)	662,695	(1,246,248)	3,855,885
T. Rowe Price Large Cap Value Portfolio (Class A)	12,533,461	2,296,564	(5,453,728)	204,585	(1,936,148)	7,644,734
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,565,947	370,846	(461,820)	22,592	(211,333)	1,286,232
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,135,170	2,400,068	(1,151,656)	98,916	(691,277)	3,791,221
TCW Core Fixed Income Portfolio (Class A)	59,787,160	2,297,222	(8,286,286)	(79,265)	(1,356,269)	52,362,562
Van Eck Global Natural Resources Portfolio (Class A)	3,148,730	6,758,106	(1,328,991)	39,252	(2,323,218)	6,293,879
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	31,459,301	2,105,368	(3,563,526)	102,923	(2,805,959)	27,298,107
Western Asset Management U.S. Government Portfolio (Class A)	81,762,037	2,826,979	(11,895,096)	(431,264)	(745,335)	71,517,321

	$628,733,545	$63,528,017	$(116,136,921)	$2,425,237	$(36,944,994)	$541,604,884

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2018
Baillie Gifford International Stock Portfolio (Class A)	$—	$98,535	707,265
BlackRock Bond Income Portfolio (Class A)	—	2,495,903	668,274
BlackRock Capital Appreciation Portfolio (Class A)	559,183	5,276	99,389
BlackRock High Yield Portfolio (Class A)	—	150,605	368,308
Brighthouse Small Cap Value Portfolio (Class A)	152,055	36,394	186,871
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	40,863	140,632
Brighthouse/Artisan International Portfolio (Class A)	—	84,542	529,351
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	76,278	9,033	5,995
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	452,703	1,064,498
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	601,771	2,880,341
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	1,334,332
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	545,272	179,695	301,493
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	665,567	59,996	388,062
Clarion Global Real Estate Portfolio (Class A)	—	178,065	244,089
Harris Oakmark International Portfolio (Class A)	332,523	158,271	639,993
Invesco Comstock Portfolio (Class A)	856,910	101,061	763,391
Jennison Growth Portfolio (Class A)	620,026	14,621	266,728
JPMorgan Core Bond Portfolio (Class A)	—	1,499,742	4,674,952
JPMorgan Small Cap Value Portfolio (Class A)	161,677	36,915	177,025
MFS Research International Portfolio (Class A)	—	94,767	364,030
MFS Value Portfolio (Class A)	824,241	196,287	828,856
MFS Value Portfolio II (Class A)	398,148	47,887	—

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2018
Neuberger Berman Genesis Portfolio (Class A)	$351,513	$10,075	136,478
Oppenheimer Global Equity Portfolio (Class A)	132,943	17,603	63,204
PIMCO Inflation Protected Bond Portfolio (Class A)	—	971,032	5,154,378
PIMCO Total Return Portfolio (Class A)	—	1,123,251	5,796,439
T. Rowe Price Large Cap Growth Portfolio (Class A)	760,725	17,848	186,185
T. Rowe Price Large Cap Value Portfolio (Class A)	824,038	176,757	266,925
T. Rowe Price Mid Cap Growth Portfolio (Class A)	189,101	—	126,225
T. Rowe Price Small Cap Growth Portfolio (Class A)	349,455	5,081	178,578
TCW Core Fixed Income Portfolio (Class A)	—	1,443,176	5,246,750
Van Eck Global Natural Resources Portfolio (Class A)	—	11,804	819,515
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	1,574,312	2,152,848
Western Asset Management U.S. Government Portfolio (Class A)	—	1,779,502	6,224,310

	$7,799,655	$13,673,373

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$577,308,451

Gross unrealized appreciation	787,556
Gross unrealized depreciation	(36,491,124)

Net unrealized appreciation (depreciation)	$(35,703,568)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$12,901,925	$13,366,308	$7,376,415	$10,280,105	$20,278,340	$23,646,413

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$12,048,267	$10,325,067	$(35,703,568)	$—	$(13,330,234)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Asset Allocation Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Asset Allocation 20 Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 20 Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 20 Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTII-17

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, each of which was prepared by the Adviser specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices and oversight of transition management (as applicable), compliance program and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 20 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year and three-year periods ended June 30, 2018, and performed equally to the median of its Performance Universe for the five-year period ended June 30, 2018. The Board also considered that the Portfolio underperformed the average of its Morningstar category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed the Brighthouse AA 20 Narrow Index for the one-, three- and five-year periods ended September 30, 2018. The Board also took into account that the Portfolio outperformed the Dow Jones Conservative Index for the three-year and five-year periods ended September 30, 2018, and underperformed for the one-year period ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board considered that the Portfolio’s actual management fees were equal to the Expense Group median and the Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were above the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2018, the Class A and B shares of the Brighthouse Asset Allocation 40 Portfolio returned -4.25% and -4.40%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned -3.15%.

MARKET ENVIRONMENT/CONDITIONS

After a great 2017 with record-low volatility and the strongest January stock market since 1997, investors got shaken back to reality in February when equity markets took a dive following higher-than-expected wage growth. The concern was that this would lead to higher inflation followed by additional Federal Reserve (the “Fed”) interest rate hikes, leading to an unceremonious end to the second-longest economic expansion on record. However, inflation fears soon after fizzled (at least until the end of 2018) and the Fed stayed the course, despite the Tax Cuts and Jobs Act of 2017 providing a noteworthy lift to gross domestic product (“GDP”) growth. GDP growth, incidentally, is on track to reach the highest annual level since before the 2008-09 recession. However, an escalating trade war between the U.S. and many of its major trading partners sent another wave of anxiety toward the market, which responded by pulling back sharply once again.

The beginning of the year turned out to be a microcosm of the remainder of 2018. This point in the economic cycle finds many market participants scrambling for indications that the expansion will end. As such, equity markets have become irrationally sensitive to individual data points, both positive and negative, with little regard to their historic predictive power on market results. The consequence was elevated market volatility in the second quarter, driven by positive economic growth and an accommodative Fed on one side, and on the other side by negative trade war and housing market news. In the third quarter, however, equity markets rebounded as corporate profits hit a new all-time high, GDP growth for second quarter came in at 4.2%, and unemployment dropped to 3.7%—the lowest number since 1969. The result in the third quarter was the best quarterly return for the S&P 500 Index since 2013.

As we got to the fourth quarter though, sentiment turned significantly worse, and the S&P 500 Index did an about-face, delivering its worst quarterly return since 2011. Gone was the sense of confidence that the strong economy could propel equity markets ever higher. Front and center were concerns about the continued trade war escalation, mid-term election uncertainty, a housing market dampened by rising interest rates and lofty prices, and a Fed that was now deemed too hawkish by projecting two additional rate hikes in 2019, despite having raised rates 4 times in 2018 (from a target range of 1.25%-1.50% to a target range of 2.25%-2.5%) and despite the market volatility.

News from overseas did little to attenuate concerns on the home front. Troubling to many is the ongoing Brexit (United Kingdom’s decision to withdraw from the European Union) situation, as leaders in the U.K. struggle to agree on a deal ensuring an orderly exit from the E.U.—an exit which is scheduled to occur on March 29, 2019. Highlighting the extent of disagreement are the two votes of confidence in Prime Minister Theresa May’s leadership, held in December 2018 and January 2019, both of which she won (in the U.K., a vote of confidence is a procedure used to remove a prime minister from office). Concerns about slowing growth in China have been receiving headlines as well. Leadership in China is in the middle of a long-term plan which is designed to transition the country from a manufacturing-driven economy to a service-driven economy. More worrisome to market participants is the fact that China is also in the process of dealing with an increasingly large debt burden as that plan unfolds. The outcome of both is unclear, which has led to some increased market volatility. However, it was confidence-inspiring that China had enough wherewithal to take the foot off the brake when it saw its economic growth rates declining faster than intended.

All in all, 2018 was a difficult year for investors. The economy is growing at a healthy pace, but the main question is for how long? The uncertainty caused all the major asset classes to be down for the year except for core bonds, which managed to creep in to positive territory, barely eking out a positive return with 0.01% for the year (as measured by the Bloomberg Barclays U.S. Aggregate Bond Index). International equities were generally the worst-performing asset classes with Emerging Markets equity and Foreign Developed equity down 14.6% and 13.8% respectively, as measured by the MSCI Emerging Markets Index and the MSCI EAFE Index. U.S. Large Cap equity did significantly better but was still down 4.4% for the year as measured by the S&P 500 Index, whereas Mid Cap equity lost 9.1% and Small Cap equity lost 11.0% for the year, as measured by the Russell Mid Cap and the Russell 2000 indices, in that order.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income. Over the twelve-month period, the Portfolio lagged the Dow Jones Moderately Conservative Index. Strong performance within the Mid and Small Cap portfolios and a favorable overweight to Large Cap equity was insufficient to attenuate the combination of underperformance within Large Cap and International equities, an underweight to cash, and an overweight to equities in general—all detractors.

The contribution from the underlying fixed income portfolios to relative performance was slightly negative in 2018. The biggest contributor by far to performance was the Brighthouse/Templeton International Bond Portfolio, which outpaced its benchmark by 3.1%. The strategy’s relative outperformance during the period was primarily attributable to currency positions, notably, the portfolio’s underweight positions in the euro and the Australian dollar. Outside of currency exposure, short duration positioning in the U.S. helped returns as well. The Brighthouse/Eaton Vance Floating Rate

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Portfolio outperformed its benchmark by 0.1%. The portfolio’s underweight to defaulted loans aided performance relative to its benchmark over the year, as did favorable security selection in Financial Services and Energy. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio, which lagged its benchmark by 3.8%. Portfolio performance was negatively impacted by its U.S. duration and yield curve positioning, as well as currency and emerging markets positions. During the year, corporate credit spreads widened and experienced heightened levels of volatility. As such, the portfolio’s investment grade corporate credit positions were also negative contributors to performance. Also detracting in fixed income was the Brighthouse/Franklin Low Duration Total Return Portfolio, which underperformed its benchmark by 0.9%, largely driven by Collateralized Loan Obligation positions.

Contribution from the underlying domestic equity portfolios to relative performance was negative, as strong performance by the Mid Cap and Small Cap equity portfolios was insufficient to make up for the underperformance within the Large Cap equity portfolios. Within Large Cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio had a strong year, as it outperformed its benchmark by 4.7%. Strong security selection within Consumer Discretionary, Consumer Staples, and Materials sectors helped. The ClearBridge Aggressive Growth Portfolio, on the other hand, experienced considerable underperformance in 2018, falling shy of its benchmark by 4.7% for the period. The underperformance was driven by an unfavorable overweight to Energy, in addition to suboptimal security selection within Information Technology, Consumer Discretionary, and Industrials. Another laggard for the period was the Invesco Comstock Portfolio, which underperformed its benchmark by 3.7% for the year. The result was primarily due to an overweight to Energy and unfavorable security selection within Financial Services, Healthcare, and Energy. Within Mid Cap equity, only the T. Rowe Price Mid Cap Growth Portfolio outperformed its benchmark. The portfolio outpaced its benchmark by 2.7% as positive results were driven by security selection within Communication Services, Financial Services, and Materials. Within Small Cap equity, most of the managers outperformed their respective benchmarks. The strongest performer within the Small Cap equity space was the Neuberger Berman Genesis Portfolio, which outperformed its benchmark by 6.2% in 2018 as the Portfolio’s focus on higher-quality companies with higher return on equity paid off. Security selection in Healthcare, Consumer Staples, and Information Technology made the largest positive impact on relative results. The T. Rowe Price Small Cap Growth Portfolio beat its benchmark by 2.6% over the year, primarily due to beneficial security selection within Industrials, Materials, Consumer Discretionary, and Healthcare.

Non-U.S. equity was a headwind to relative performance in 2018. Most notably, the Harris Oakmark International Portfolio underperformed its benchmark by 9.9% during the year as security selection and country weightings caused returns to suffer. Performance compared to the benchmark was hurt by holdings in the U.K., Germany, and France as well as suboptimal security selection in Consumer Discretionary, Financial Services, and Industrials. The best performance in the category came from the Brighthouse/Artisan International Portfolio, which outperformed its benchmark by 3.5% in 2018. Much of the outperformance was a result of strong security selection within Technology, Materials, and Consumer Discretionary. In addition, the Brighthouse/Aberdeen Emerging Market Equity Portfolio was additive to relative results during the year, outperforming its benchmark by 0.7% as an underweight to China and positive security selection in Consumer Discretionary, Financial Services, and Technology supported returns.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	-4.25	3.35	7.48
Class B	-4.40	3.10	7.22
Dow Jones Moderately Conservative Index	-3.15	3.30	6.33

1 The Dow Jones Moderately Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 40% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	10.0
PIMCO Total Return Portfolio (Class A)	9.5
Western Asset Management U.S. Government Portfolio (Class A)	8.4
TCW Core Fixed Income Portfolio (Class A)	7.9
JPMorgan Core Bond Portfolio (Class A)	6.9
PIMCO Inflation Protected Bond Portfolio (Class A)	6.3
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.2
MFS Value Portfolio (Class A)	3.8
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	3.6
T. Rowe Price Large Cap Value Portfolio (Class A)	3.3

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	52.1
U.S. Large Cap Equities	21.2
International Developed Market Equities	8.6
High Yield Fixed Income	6.7
U.S. Small Cap Equities	3.2
International Fixed Income	3.1
Global Equities	2.5
Emerging Market Equities	1.0
U.S. Mid Cap Equities	0.9
Real Estate Equities	0.7

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.60%	$1,000.00	$959.30	$2.96
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

Class B (a)	Actual	0.85%	$1,000.00	$958.90	$4.20
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of December 31, 2018

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	12,636,754	$139,257,024
BlackRock Bond Income Portfolio (Class A) (a)	5,184,673	533,710,269
BlackRock Capital Appreciation Portfolio (Class A) (a)	2,244,670	87,160,546
BlackRock High Yield Portfolio (Class A) (b)	3,744,378	27,146,742
Brighthouse Small Cap Value Portfolio (Class A) (b)	2,626,838	35,567,385
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	5,735,931	54,720,784
Brighthouse/Artisan International Portfolio (Class A) (b)	10,297,149	101,941,774
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	57,859	12,257,347
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	10,853,206	108,532,056
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	17,563,811	166,680,563
Brighthouse/Templeton International Bond Portfolio (Class A) (b) (c)	16,259,457	166,009,059
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	6,480,131	194,468,723
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	8,511,904	112,272,012
Clarion Global Real Estate Portfolio (Class A) (b)	3,715,884	39,834,280
ClearBridge Aggressive Growth Portfolio (Class A) (b)	3,031,176	49,286,917
Harris Oakmark International Portfolio (Class A) (b)	12,068,941	146,758,327
Invesco Comstock Portfolio (Class A) (b)	11,929,458	158,184,609
Invesco Small Cap Growth Portfolio (Class A) (b)	1,867,112	23,376,242
Jennison Growth Portfolio (Class A) (a)	4,262,737	61,809,689
JPMorgan Core Bond Portfolio (Class A) (b)	36,522,424	365,954,687
JPMorgan Small Cap Value Portfolio (Class A) (b)	2,514,793	35,609,472
MFS Research International Portfolio (Class A) (b)	7,044,809	76,013,485
MFS Value Portfolio (Class A) (a)	14,634,475	202,102,099
Neuberger Berman Genesis Portfolio (Class A) (a)	1,312,340	24,357,032

Affiliated Investment Companies—(Continued)
Oppenheimer Global Equity Portfolio (Class A) (b)	2,414,183	49,370,040
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	34,929,298	334,273,380
PIMCO Total Return Portfolio (Class A) (b)	44,314,158	504,738,262
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	4,278,186	88,601,222
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	6,195,953	177,452,100
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	2,503,071	25,506,291
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	2,244,310	47,646,700
TCW Core Fixed Income Portfolio (Class A) (b)	42,315,541	422,309,103
Van Eck Global Natural Resources Portfolio (Class A) (a)	11,133,678	85,506,644
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	1,260,351	12,553,092
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	17,501,800	221,922,821
Western Asset Management U.S. Government Portfolio (Class A) (a)	39,067,470	448,885,227

Total Mutual Funds (Cost $5,573,083,870)		5,341,776,005

Total Investments—100.0% (Cost $5,573,083,870)		5,341,776,005
Other assets and liabilities (net)—0.0%		(1,649,831)

Net Assets—100.0%		$5,340,126,174

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$5,341,776,005	$—	$—	$5,341,776,005
Total Investments	$5,341,776,005	$—	$—	$5,341,776,005

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Affiliated investments at value (a)	$5,341,776,005
Receivable for:
Affiliated investments sold	1,898,849
Fund shares sold	110,124

Total Assets	5,343,784,978
Liabilities
Payables for:
Fund shares redeemed	2,008,974
Accrued Expenses:
Management fees	261,621
Distribution and service fees	1,133,226
Deferred trustees’ fees	195,795
Other expenses	59,188

Total Liabilities	3,658,804

Net Assets	$5,340,126,174

Net Assets Consist of:
Paid in surplus	$5,225,822,915
Distributable earnings (Accumulated losses)	114,303,259

Net Assets	$5,340,126,174

Net Assets
Class A	$71,896,145
Class B	5,268,230,029
Capital Shares Outstanding*
Class A	6,623,981
Class B	490,582,326
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.85
Class B	10.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $5,573,083,870.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends from affiliated investments	$126,419,085

Total investment income	126,419,085
Expenses
Management fees	3,388,804
Administration fees	26,349
Custodian and accounting fees	28,054
Distribution and service fees—Class B	14,867,467
Audit and tax services	32,224
Legal	45,317
Trustees’ fees and expenses	33,734
Miscellaneous	13,148

Total expenses	18,435,097

Net Investment Income	107,983,988

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	111,222,097
Capital gain distributions from affiliated investments	166,883,634

Net realized gain	278,105,731

Net change in unrealized depreciation on affiliated investments	(637,581,474)

Net realized and unrealized loss	(359,475,743)

Net Decrease in Net Assets From Operations	$(251,491,755)

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$107,983,988	$113,633,377
Net realized gain	278,105,731	192,716,050
Net change in unrealized appreciation (depreciation)	(637,581,474)	377,130,095

Increase (decrease) in net assets from operations	(251,491,755)	683,479,522

From Distributions to Shareholders (a)
Class A	(4,220,610)	(4,512,999)
Class B	(298,083,813)	(333,555,859)

Total distributions	(302,304,423)	(338,068,858)

Decrease in net assets from capital share transactions	(639,583,107)	(633,085,723)

Total decrease in net assets	(1,193,379,285)	(287,675,059)

Net Assets
Beginning of period	6,533,505,459	6,821,180,518

End of period	$5,340,126,174	$6,533,505,459 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	428,778	$4,993,500	599,667	$7,005,410
Reinvestments	370,554	4,220,610	396,921	4,512,999
Redemptions	(1,324,000)	(15,273,783)	(1,857,552)	(21,746,447)

Net decrease	(524,668)	$(6,059,673)	(860,964)	$(10,228,038)

Class B
Sales	4,016,490	$46,082,631	4,797,937	$55,532,011
Reinvestments	26,425,870	298,083,813	29,596,793	333,555,859
Redemptions	(85,161,873)	(977,689,878)	(87,555,984)	(1,011,945,555)

Net decrease	(54,719,513)	$(633,523,434)	(53,161,254)	$(622,857,685)

Decrease derived from capital shares transactions		$(639,583,107)		$(633,085,723)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(1,894,168)	$(2,618,831)
Class B	(129,964,072)	(203,591,787)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $119,849,813 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.95	$11.36	$11.90	$12.74	$12.99

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.22	0.23	0.36	0.24
Net realized and unrealized gain (loss)	(0.72)	1.00	0.48	(0.44)	0.40

Total income (loss) from investment operations	(0.48)	1.22	0.71	(0.08)	0.64

Less Distributions
Distributions from net investment income	(0.27)	(0.26)	(0.46)	(0.06)	(0.41)
Distributions from net realized capital gains	(0.35)	(0.37)	(0.79)	(0.70)	(0.48)

Total distributions	(0.62)	(0.63)	(1.25)	(0.76)	(0.89)

Net Asset Value, End of Period	$10.85	$11.95	$11.36	$11.90	$12.74

Total Return (%) (b)	(4.25)	11.01	6.33	(0.78)	5.16

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (d)	2.04	1.91	1.97	2.85	1.92
Portfolio turnover rate (%)	8	6	8	16	15
Net assets, end of period (in millions)	$71.9	$85.4	$91.0	$102.6	$112.9

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.82	$11.25	$11.79	$12.64	$12.89

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.20	0.19	0.32	0.03
Net realized and unrealized gain (loss)	(0.71)	0.97	0.49	(0.43)	0.57

Total income (loss) from investment operations	(0.50)	1.17	0.68	(0.11)	0.60

Less Distributions
Distributions from net investment income	(0.23)	(0.23)	(0.43)	(0.04)	(0.37)
Distributions from net realized capital gains	(0.35)	(0.37)	(0.79)	(0.70)	(0.48)

Total distributions	(0.58)	(0.60)	(1.22)	(0.74)	(0.85)

Net Asset Value, End of Period	$10.74	$11.82	$11.25	$11.79	$12.64

Total Return (%) (b)	(4.40)	10.64	6.09	(1.07)	4.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	1.79	1.70	1.71	2.62	0.21
Portfolio turnover rate (%)	8	6	8	16	15
Net assets, end of period (in millions)	$5,268.2	$6,448.1	$6,730.2	$7,152.6	$8,304.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$475,473,762	$0	$1,142,782,555

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$3,388,804	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2018
Baillie Gifford International Stock Portfolio (Class A)	$131,609,609	$45,431,561	$(8,604,063)	$3,251,653	$(32,431,736)	$139,257,024
BlackRock Bond Income Portfolio (Class A)	621,892,284	19,773,976	(84,984,013)	(2,599,790)	(20,372,188)	533,710,269
BlackRock Capital Appreciation Portfolio (Class A)	130,433,003	13,803,945	(50,676,981)	22,777,646	(29,177,067)	87,160,546
BlackRock High Yield Portfolio (Class A)	32,740,089	1,568,584	(4,913,603)	(445,222)	(1,803,106)	27,146,742
Brighthouse Small Cap Value Portfolio (Class A)	65,207,033	2,969,930	(23,794,235)	2,278,631	(11,093,974)	35,567,385
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	65,893,282	4,826,022	(6,040,969)	379,444	(10,336,995)	54,720,784
Brighthouse/Artisan International Portfolio (Class A)	81,939,899	41,866,205	(7,294,612)	1,036,672	(15,606,390)	101,941,774
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	16,317,835	893,184	(2,258,839)	651,964	(3,346,797)	12,257,347
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	130,866,451	4,724,746	(23,521,996)	849,667	(4,386,812)	108,532,056
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	196,172,037	3,770,914	(30,754,733)	(1,526,862)	(980,793)	166,680,563
Brighthouse/Templeton International Bond Portfolio (Class A)	188,929,044	86,826	(25,507,519)	(5,165,187)	7,665,895	166,009,059
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	245,031,002	16,194,281	(52,993,464)	(10,967,890)	(2,795,206)	194,468,723
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	146,696,093	17,061,393	(28,675,741)	5,414,110	(28,223,843)	112,272,012
Clarion Global Real Estate Portfolio (Class A)	49,199,143	2,809,150	(5,621,910)	627,440	(7,179,543)	39,834,280
ClearBridge Aggressive Growth Portfolio (Class A)	97,831,193	3,222,977	(46,298,908)	22,760,859	(28,229,204)	49,286,917
Harris Oakmark International Portfolio (Class A)	180,618,158	31,544,882	(12,665,804)	3,278,582	(56,017,491)	146,758,327
Invesco Comstock Portfolio (Class A)	245,059,781	16,284,863	(67,012,903)	26,387,415	(62,534,547)	158,184,609
Invesco Small Cap Growth Portfolio (Class A)	48,957,984	3,759,563	(25,323,896)	674,803	(4,692,212)	23,376,242
Jennison Growth Portfolio (Class A)	97,596,570	11,098,278	(39,967,804)	12,217,024	(19,134,379)	61,809,689
JPMorgan Core Bond Portfolio (Class A)	425,261,137	11,975,966	(59,507,047)	(4,209,754)	(7,565,615)	365,954,687
JPMorgan Small Cap Value Portfolio (Class A)	48,815,179	3,119,102	(7,889,628)	560,326	(8,995,507)	35,609,472
MFS Research International Portfolio (Class A)	98,597,136	1,983,346	(10,595,624)	2,731,900	(16,703,273)	76,013,485
MFS Value Portfolio (Class A)	245,152,176	18,940,274	(52,103,481)	11,852,761	(21,739,631)	202,102,099
MFS Value Portfolio II (Class A)	32,691,765	9,302,474	(1,151,632)	45,004	(40,887,611)	—
Neuberger Berman Genesis Portfolio (Class A)	32,672,523	3,775,630	(6,993,982)	3,586,347	(8,683,486)	24,357,032
Oppenheimer Global Equity Portfolio (Class A)	65,298,260	6,312,938	(9,021,208)	2,281,028	(15,500,978)	49,370,040
PIMCO Inflation Protected Bond Portfolio (Class A)	393,850,367	6,768,484	(51,638,860)	(6,861,493)	(7,845,118)	334,273,380
PIMCO Total Return Portfolio (Class A)	589,355,455	8,819,559	(83,758,828)	(8,371,556)	(1,306,368)	504,738,262

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Depreciation	Ending Value as of December 31, 2018
T. Rowe Price Large Cap Growth Portfolio (Class A)	$130,008,054	$19,010,961	$(44,221,030)	$8,371,574	$(24,568,337)	$88,601,222
T. Rowe Price Large Cap Value Portfolio (Class A)	260,984,299	24,352,346	(66,352,033)	21,594,535	(63,127,047)	177,452,100
T. Rowe Price Mid Cap Growth Portfolio (Class A)	32,611,311	3,952,931	(7,076,590)	1,616,860	(5,598,221)	25,506,291
T. Rowe Price Small Cap Growth Portfolio (Class A)	49,038,106	17,842,324	(11,395,609)	1,047,231	(8,885,352)	47,646,700
TCW Core Fixed Income Portfolio (Class A)	490,979,261	11,915,263	(68,663,956)	(796,965)	(11,124,500)	422,309,103
Van Eck Global Natural Resources Portfolio (Class A)	65,625,862	59,719,196	(4,859,523)	(985,873)	(33,993,018)	85,506,644
Wells Capital Management Mid Cap Value Portfolio (Class A)	16,373,144	1,505,009	(1,944,900)	(414,554)	(2,965,607)	12,553,092
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	261,771,526	13,054,787	(30,423,978)	277,484	(22,756,998)	221,922,821
Western Asset Management U.S. Government Portfolio (Class A)	523,368,124	11,431,892	(78,272,653)	(2,983,717)	(4,658,419)	448,885,227

	$6,535,444,175	$475,473,762	$(1,142,782,555)	$111,222,097	$(637,581,474)	$5,341,776,005

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2018
Baillie Gifford International Stock Portfolio (Class A)	$—	$1,823,142	12,636,754
BlackRock Bond Income Portfolio (Class A)	—	19,707,947	5,184,673
BlackRock Capital Appreciation Portfolio (Class A)	13,634,724	128,650	2,244,670
BlackRock High Yield Portfolio (Class A)	—	1,568,584	3,744,378
Brighthouse Small Cap Value Portfolio (Class A)	2,376,367	568,770	2,626,838
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	1,649,335	5,735,931
Brighthouse/Artisan International Portfolio (Class A)	—	1,705,032	10,297,149
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	795,484	94,204	57,859
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	4,719,428	10,853,206
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	3,761,096	17,563,811
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	16,259,457
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	12,176,029	4,012,633	6,480,131
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	15,621,371	1,408,147	8,511,904
Clarion Global Real Estate Portfolio (Class A)	—	2,781,656	3,715,884
ClearBridge Aggressive Growth Portfolio (Class A)	2,724,244	483,132	3,031,176
Harris Oakmark International Portfolio (Class A)	6,668,833	3,174,158	12,068,941
Invesco Comstock Portfolio (Class A)	14,513,915	1,711,715	11,929,458
Invesco Small Cap Growth Portfolio (Class A)	3,570,202	—	1,867,112
Jennison Growth Portfolio (Class A)	10,801,323	254,711	4,262,737
JPMorgan Core Bond Portfolio (Class A)	—	11,911,795	36,522,424
JPMorgan Small Cap Value Portfolio (Class A)	2,524,935	576,503	2,514,793
MFS Research International Portfolio (Class A)	—	1,966,711	7,044,809
MFS Value Portfolio (Class A)	15,265,227	3,635,296	14,634,475
MFS Value Portfolio II (Class A)	8,299,657	998,229	—
Neuberger Berman Genesis Portfolio (Class A)	3,663,647	105,005	1,312,340
Oppenheimer Global Equity Portfolio (Class A)	5,544,706	734,189	2,414,183
PIMCO Inflation Protected Bond Portfolio (Class A)	—	6,724,909	34,929,298
PIMCO Total Return Portfolio (Class A)	—	8,755,954	44,314,158
T. Rowe Price Large Cap Growth Portfolio (Class A)	18,537,272	434,914	4,278,186
T. Rowe Price Large Cap Value Portfolio (Class A)	20,031,096	4,296,700	6,195,953
T. Rowe Price Mid Cap Growth Portfolio (Class A)	3,950,626	—	2,503,071
T. Rowe Price Small Cap Growth Portfolio (Class A)	4,869,844	70,809	2,244,310
TCW Core Fixed Income Portfolio (Class A)	—	11,838,678	42,315,541
Van Eck Global Natural Resources Portfolio (Class A)	—	192,693	11,133,678
Wells Capital Management Mid Cap Value Portfolio (Class A)	1,314,132	188,784	1,260,351
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	13,046,942	17,501,800
Western Asset Management U.S. Government Portfolio (Class A)	—	11,388,634	39,067,470

	$166,883,634	$126,419,085

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$5,614,813,097

Gross unrealized appreciation	45,670,350
Gross unrealized depreciation	(318,707,442)

Net unrealized appreciation (depreciation)	$(273,037,092)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$120,439,849	$132,423,201	$181,864,574	$205,645,657	$302,304,423	$338,068,858

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$118,029,169	$269,506,978	$(273,037,092)	$—	$114,499,055

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Asset Allocation Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Asset Allocation 40 Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 40 Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 40 Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, each of which was prepared by the Adviser specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices and oversight of transition management (as applicable), compliance program and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 40 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2018. The Board also considered that the Portfolio outperformed the average of its Morningstar category for the three-year and five-year periods ended June 30, 2018, and performed equally to the average of its Morningstar category for the one-year period ended June 30, 2018. The Board further considered that the Portfolio underperformed the Brighthouse AA 40 Narrow Index for the one-, three- and five-year periods ended September 30, 2018. In addition, the Board noted that the Portfolio outperformed the Dow Jones Moderately Conservative Index for the same periods.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and above the Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2018, the Class A and B shares of the Brighthouse Asset Allocation 60 Portfolio returned -5.93% and -6.12%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.21%.

MARKET ENVIRONMENT/CONDITIONS

After a great 2017 with record-low volatility and the strongest January stock market since 1997, investors got shaken back to reality in February when equity markets took a dive following higher-than-expected wage growth. The concern was that this would lead to higher inflation followed by additional Federal Reserve (the “Fed”) interest rate hikes, leading to an unceremonious end to the second-longest economic expansion on record. However, inflation fears soon after fizzled (at least until the end of 2018) and the Fed stayed the course, despite the Tax Cuts and Jobs Act of 2017 providing a noteworthy lift to gross domestic product (“GDP”) growth. GDP growth, incidentally, is on track to reach the highest annual level since before the 2008-09 recession. However, an escalating trade war between the U.S. and many of its major trading partners sent another wave of anxiety toward the market, which responded by pulling back sharply once again.

The beginning of the year turned out to be a microcosm of the remainder of 2018. This point in the economic cycle finds many market participants scrambling for indications that the expansion will end. As such, equity markets have become irrationally sensitive to individual data points, both positive and negative, with little regard to their historic predictive power on market results. The consequence was elevated market volatility in the second quarter, driven by positive economic growth and an accommodative Fed on one side, and on the other side by negative trade war and housing market news. In the third quarter, however, equity markets rebounded as corporate profits hit a new all-time high, GDP growth for second quarter came in at 4.2%, and unemployment dropped to 3.7%—the lowest number since 1969. The result in the third quarter was the best quarterly return for the S&P 500 Index since 2013.

As we got to the fourth quarter though, sentiment turned significantly worse, and the S&P 500 Index did an about-face, delivering its worst quarterly return since 2011. Gone was the sense of confidence that the strong economy could propel equity markets ever higher. Front and center were concerns about the continued trade war escalation, mid-term election uncertainty, a housing market dampened by rising interest rates and lofty prices, and a Fed that was now deemed too hawkish by projecting two additional rate hikes in 2019, despite having raised rates 4 times in 2018 (from a target range of 1.25%-1.50% to a target range of 2.25%-2.5%) and despite the market volatility.

News from overseas did little to attenuate concerns on the home front. Troubling to many is the ongoing Brexit (United Kingdom’s decision to withdraw from the European Union) situation, as leaders in the U.K. struggle to agree on a deal ensuring an orderly exit from the E.U.—an exit which is scheduled to occur on March 29, 2019. Highlighting the extent of disagreement are the two votes of confidence in Prime Minister Theresa May’s leadership, held in December 2018 and January 2019, both of which she won (in the U.K., a vote of confidence is a procedure used to remove a prime minister from office). Concerns about slowing growth in China have been receiving headlines as well. Leadership in China is in the middle of a long-term plan which is designed to transition the country from a manufacturing-driven economy to a service-driven economy. More worrisome to market participants is the fact that China is also in the process of dealing with an increasingly large debt burden as that plan unfolds. The outcome of both is unclear, which has led to some increased market volatility. However, it was confidence-inspiring that China had enough wherewithal to take the foot off the brake when it saw its economic growth rates declining faster than intended.

All in all, 2018 was a difficult year for investors. The economy is growing at a healthy pace, but the main question is for how long? The uncertainty caused all the major asset classes to be down for the year except for core bonds, which managed to creep in to positive territory, barely eking out a positive return with 0.01% for the year (as measured by the Bloomberg Barclays U.S. Aggregate Bond Index). International equities were generally the worst-performing asset classes with Emerging Markets equity and Foreign Developed equity down 14.6% and 13.8% respectively, as measured by the MSCI Emerging Markets Index and the MSCI EAFE Index. U.S. Large Cap equity did significantly better but was still down 4.4% for the year as measured by the S&P 500 Index, whereas Mid Cap equity lost 9.1% and Small Cap equity lost 11.0% for the year, as measured by the Russell Mid Cap and the Russell 2000 indices, in that order.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income. Over the twelve-month period, the Portfolio lagged the Dow Jones Moderate Index. Strong performance within the Mid and Small Cap portfolios and a favorable overweight to Large Cap equity was insufficient to attenuate the combination of underperformance within Large Cap and International equities, an underweight to cash, and an overweight to equities in general—all detractors.

The contribution from the underlying fixed income portfolios to relative performance was positive in 2018. The biggest contributor by far to performance was the Brighthouse/Templeton International Bond Portfolio, which outpaced its benchmark by 3.1%. The strategy’s relative outperformance during the period was primarily attributable to currency positions, notably, the portfolio’s underweight position in the euro and the Australian dollar. Outside of currency exposure, short duration positioning in the U.S. helped returns as well. The Brighthouse/Eaton Vance Floating Rate Portfolio outperformed its

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

benchmark by 0.1%. The portfolio’s underweight to defaulted loans aided performance relative to its benchmark over the year, as did favorable security selection in Financial Services and Energy. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio, which lagged its benchmark by 3.8%. Portfolio performance was negatively impacted by its U.S. duration and yield curve positioning, as well as currency and emerging markets positions. During the year, corporate credit spreads widened and experienced heightened levels of volatility. As such, the portfolio’s investment grade corporate credit positions were also negative contributors to performance. Also detracting in fixed income was the Brighthouse/Franklin Low Duration Total Return Portfolio, which underperformed its benchmark by 0.9%, largely driven by Collateralized Loan Obligation positions.

Contribution from the underlying domestic equity portfolios to relative performance was negative, as strong performance by the Mid Cap and Small Cap equity portfolios was insufficient to make up for the underperformance within the Large Cap equity portfolios. Within Large Cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio had a strong year, as it outperformed its benchmark by 4.7%. Strong security selection within Consumer Discretionary, Consumer Staples, and Materials sectors helped. The ClearBridge Aggressive Growth Portfolio, on the other hand, experienced considerable underperformance in 2018, falling shy of its benchmark by 4.7% for the period. The underperformance was driven by an unfavorable overweight to Energy, in addition to suboptimal security selection within Information Technology, Consumer Discretionary, and Industrials. Another laggard for the period was the Invesco Comstock Portfolio, which underperformed its benchmark by 3.7% for the year. The result was primarily due to an overweight to Energy and unfavorable security selection within Financial Services, Healthcare, and Energy. Within Mid Cap equity, only the T. Rowe Price Mid Cap Growth Portfolio outperformed its benchmark. The portfolio outpaced its benchmark by 2.7% as positive results were driven by security selection within Communication Services, Financial Services, and Materials. Within Small Cap equity, four out of six managers outperformed their respective benchmarks. The strongest performer was the Loomis Sayles Small Cap Growth Portfolio, which outperformed its benchmark by 9.9% in 2018. The portfolio benefitted significantly from strong security selection within Healthcare, Technology, and Consumer Discretionary. In addition, the Neuberger Berman Genesis Portfolio outperformed its benchmark by 6.2% in 2018 as the portfolio’s focus on higher-quality companies with higher return on equity paid off. Security selection in Healthcare, Consumer Staples, and Information Technology made the largest positive impact on relative results.

Non-U.S. equity was a headwind to relative performance in 2018. Most notably, the Harris Oakmark International Portfolio underperformed its benchmark by 9.9% during the year as security selection and country weightings caused returns to suffer. Performance compared to the benchmark was hurt by holdings in the U.K., Germany, and France as well as suboptimal security selection in Consumer Discretionary, Financial Services, and Industrials. The best performance in the category came from the Brighthouse/Artisan International Portfolio, which outperformed its benchmark by 3.5% in 2018. Much of the outperformance was a result of strong security selection within Technology, Materials, and Consumer Discretionary. In addition, the Brighthouse/Aberdeen Emerging Market Equity Portfolio was additive to relative results during the year, outperforming its benchmark by 0.7% as an underweight to China and positive security selection in Consumer Discretionary, Financial Services, and Technology supported returns.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	-5.93	3.91	8.75
Class B	-6.12	3.65	8.48
Dow Jones Moderate Index	-5.21	4.11	8.22

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	7.0
PIMCO Total Return Portfolio (Class A)	6.4
TCW Core Fixed Income Portfolio (Class A)	5.8
MFS Value Portfolio (Class A)	5.4
JPMorgan Core Bond Portfolio (Class A)	4.8
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.5
T. Rowe Price Large Cap Value Portfolio (Class A)	4.4
Western Asset Management U.S. Government Portfolio (Class A)	4.3
Invesco Comstock Portfolio (Class A)	4.0
Harris Oakmark International Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	33.6
U.S. Large Cap Equities	32.3
International Developed Market Equities	12.7
U.S. Small Cap Equities	5.5
High Yield Fixed Income	4.8
Global Equities	3.4
International Fixed Income	3.2
Emerging Market Equities	1.8
Real Estate Equities	1.5
U.S. Mid Cap Equities	1.2

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.63%	$1,000.00	$934.70	$3.07
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B (a)	Actual	0.88%	$1,000.00	$934.30	$4.29
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of December 31, 2018

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	36,558,227	$402,871,658
BlackRock Bond Income Portfolio (Class A) (a)	8,042,441	827,888,891
BlackRock Capital Appreciation Portfolio (Class A) (a)	8,157,182	316,743,365
BlackRock High Yield Portfolio (Class A) (b)	10,160,616	73,664,465
Brighthouse Small Cap Value Portfolio (Class A) (b)	10,077,385	136,447,791
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	22,840,522	217,898,576
Brighthouse/Artisan International Portfolio (Class A) (b)	35,226,670	348,744,037
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	133,503	28,282,577
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	9,926,977	109,891,634
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	24,570,324	245,703,237
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	26,524,713	251,719,522
Brighthouse/Templeton International Bond Portfolio (Class A) (b) (c)	36,836,359	376,099,228
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	17,820,173	534,783,394
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	26,170,908	345,194,281
Clarion Global Real Estate Portfolio (Class A) (b)	16,911,822	181,294,730
ClearBridge Aggressive Growth Portfolio (Class A) (b)	19,259,597	313,161,040
Harris Oakmark International Portfolio (Class A) (b)	34,285,761	416,914,858
Invesco Comstock Portfolio (Class A) (b)	36,055,979	478,102,286
Invesco Small Cap Growth Portfolio (Class A) (b)	10,737,421	134,432,508
Jennison Growth Portfolio (Class A) (a)	25,634,657	371,702,530
JPMorgan Core Bond Portfolio (Class A) (b)	57,342,575	574,572,601
JPMorgan Small Cap Value Portfolio (Class A) (b)	5,783,488	81,894,192
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	4,160,073	54,871,365
MFS Research International Portfolio (Class A) (b)	21,702,709	234,172,234
MFS Value Portfolio (Class A) (a)	46,174,221	637,665,993

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (a)	4,563,934	84,706,611
Oppenheimer Global Equity Portfolio (Class A) (b)	5,571,250	113,932,054
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	39,557,945	378,569,532
PIMCO Total Return Portfolio (Class A) (b)	66,950,653	762,567,933
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	15,479,175	320,573,717
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	18,278,006	523,482,105
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	8,633,481	87,975,168
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	7,789,260	165,365,981
TCW Core Fixed Income Portfolio (Class A) (b)	69,103,821	689,656,135
Van Eck Global Natural Resources Portfolio (Class A) (a)	37,935,992	291,348,421
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	2,898,314	28,867,206
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	19,803,905	251,113,515
Western Asset Management U.S. Government Portfolio (Class A) (a)	44,293,605	508,933,522

Total Mutual Funds (Cost $12,406,314,547)		11,901,808,893

Total Investments—100.0% (Cost $12,406,314,547)		11,901,808,893
Other assets and liabilities (net)—0.0%		(3,270,717)

Net Assets—100.0%		$11,898,538,176

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$11,901,808,893	$—	$—	$11,901,808,893
Total Investments	$11,901,808,893	$—	$—	$11,901,808,893

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Affiliated investments at value (a)	$11,901,808,893
Receivable for:
Affiliated investments sold	4,127,565
Fund shares sold	124,637

Total Assets	11,906,061,095
Liabilities
Payables for:
Fund shares redeemed	4,252,202
Accrued Expenses:
Management fees	546,770
Distribution and service fees	2,510,877
Deferred trustees’ fees	153,856
Other expenses	59,214

Total Liabilities	7,522,919

Net Assets	$11,898,538,176

Net Assets Consist of:
Paid in surplus	$11,235,662,856
Distributable earnings (Accumulated losses)	662,875,320

Net Assets	$11,898,538,176

Net Assets
Class A	$294,567,359
Class B	11,603,970,817
Capital Shares Outstanding*
Class A	26,058,809
Class B	1,032,636,685
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.30
Class B	11.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $12,406,314,547.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends from affiliated investments	$248,161,788

Total investment income	248,161,788
Expenses
Management fees	7,197,874
Administration fees	26,349
Custodian and accounting fees	28,054
Distribution and service fees—Class B	33,288,833
Audit and tax services	32,224
Legal	45,317
Trustees’ fees and expenses	33,734
Miscellaneous	18,642

Total expenses	40,671,027

Net Investment Income	207,490,761

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	426,938,179
Capital gain distributions from affiliated investments	597,468,006

Net realized gain	1,024,406,185

Net change in unrealized depreciation on affiliated investments	(2,005,059,968)

Net realized and unrealized loss	(980,653,783)

Net Decrease in Net Assets From Operations	$(773,163,022)

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$207,490,761	$207,880,140
Net realized gain	1,024,406,185	577,797,244
Net change in unrealized appreciation (depreciation)	(2,005,059,968)	1,198,485,030

Increase (decrease) in net assets from operations	(773,163,022)	1,984,162,414

From Distributions to Shareholders (a)
Class A	(18,769,198)	(19,963,234)
Class B	(726,631,786)	(802,669,110)

Total distributions	(745,400,984)	(822,632,344)

Decrease in net assets from capital share transactions	(1,115,055,027)	(864,851,554)

Total increase (decrease) in net assets	(2,633,619,033)	296,678,516

Net Assets
Beginning of period	14,532,157,209	14,235,478,693

End of period	$11,898,538,176	$14,532,157,209 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,420,550	$17,773,311	1,551,453	$19,031,190
Reinvestments	1,532,179	18,769,198	1,681,823	19,963,234
Redemptions	(3,848,173)	(47,749,437)	(4,448,039)	(54,563,389)

Net decrease	(895,444)	$(11,206,928)	(1,214,763)	$(15,568,965)

Class B
Sales	7,906,396	$98,073,809	8,139,195	$98,997,001
Reinvestments	59,608,842	726,631,786	67,907,708	802,669,110
Redemptions	(156,425,620)	(1,928,553,694)	(143,538,036)	(1,750,948,700)

Net decrease	(88,910,382)	$(1,103,848,099)	(67,491,133)	$(849,282,589)

Decrease derived from capital shares transactions		$(1,115,055,027)		$(864,851,554)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(6,636,499)	$(13,326,735)
Class B	(243,506,359)	(559,162,751)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $223,273,994 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.72	$11.76	$12.50	$13.57	$13.74

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.21	0.21	0.32	0.21
Net realized and unrealized gain (loss)	(0.92)	1.50	0.63	(0.41)	0.48

Total income (loss) from investment operations	(0.70)	1.71	0.84	(0.09)	0.69

Less Distributions
Distributions from net investment income	(0.24)	(0.25)	(0.43)	(0.10)	(0.32)
Distributions from net realized capital gains	(0.48)	(0.50)	(1.15)	(0.88)	(0.54)

Total distributions	(0.72)	(0.75)	(1.58)	(0.98)	(0.86)

Net Asset Value, End of Period	$11.30	$12.72	$11.76	$12.50	$13.57

Total Return (%) (b)	(5.93)	14.93	7.47	(0.99)	5.29

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.05	0.05	0.05	0.05	0.05
Ratio of net investment income to average net assets (%) (d)	1.76	1.68	1.74	2.40	1.58
Portfolio turnover rate (%)	10	6	10	15	16
Net assets, end of period (in millions)	$294.6	$343.0	$331.2	$330.1	$353.0

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.65	$11.69	$12.44	$13.52	$13.69

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.17	0.18	0.28	0.05
Net realized and unrealized gain (loss)	(0.91)	1.51	0.62	(0.41)	0.61

Total income (loss) from investment operations	(0.72)	1.68	0.80	(0.13)	0.66

Less Distributions
Distributions from net investment income	(0.21)	(0.22)	(0.40)	(0.07)	(0.29)
Distributions from net realized capital gains	(0.48)	(0.50)	(1.15)	(0.88)	(0.54)

Total distributions	(0.69)	(0.72)	(1.55)	(0.95)	(0.83)

Net Asset Value, End of Period	$11.24	$12.65	$11.69	$12.44	$13.52

Total Return (%) (b)	(6.12)	14.73	7.11	(1.27)	5.05

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.30	0.30	0.30	0.30	0.30
Ratio of net investment income to average net assets (%) (d)	1.51	1.43	1.52	2.15	0.39
Portfolio turnover rate (%)	10	6	10	15	16
Net assets, end of period (in millions)	$11,604.0	$14,189.2	$13,904.3	$14,389.8	$16,127.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,328,211,342	$0	$2,384,308,071

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$7,197,874	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2018
Baillie Gifford International Stock Portfolio (Class A)	$367,290,325	$138,673,785	$(18,349,818)	$6,888,095	$(91,630,729)	$402,871,658
BlackRock Bond Income Portfolio (Class A)	937,204,948	30,639,223	(104,815,341)	(3,773,869)	(31,366,070)	827,888,891
BlackRock Capital Appreciation Portfolio (Class A)	438,752,454	50,747,749	(144,918,060)	50,914,066	(78,752,844)	316,743,365
BlackRock High Yield Portfolio (Class A)	87,707,763	4,260,313	(12,169,612)	(2,015,671)	(4,118,328)	73,664,465
Brighthouse Small Cap Value Portfolio (Class A)	146,222,771	38,050,103	(12,902,077)	1,977,805	(36,900,811)	136,447,791
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	257,588,183	19,186,404	(18,861,811)	947,111	(40,961,311)	217,898,576
Brighthouse/Artisan International Portfolio (Class A)	328,666,068	91,894,807	(23,160,566)	3,229,151	(51,885,423)	348,744,037
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	73,169,341	2,067,430	(40,435,745)	9,909,377	(16,427,826)	28,282,577
Brighthouse/Dimensional International Small Company Portfolio (Class A)	147,053,336	12,980,709	(9,195,800)	445,478	(41,392,089)	109,891,634
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	290,810,424	10,669,386	(47,717,826)	1,692,504	(9,751,251)	245,703,237
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	287,353,076	5,685,681	(37,573,248)	(1,912,307)	(1,833,680)	251,719,522
Brighthouse/Templeton International Bond Portfolio (Class A)	422,397,317	166,828	(52,035,429)	858,800	4,711,712	376,099,228
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	659,216,437	44,837,872	(130,302,537)	6,264,099	(45,232,477)	534,783,394
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	438,830,661	52,651,796	(75,150,207)	13,311,704	(84,449,673)	345,194,281
Clarion Global Real Estate Portfolio (Class A)	220,223,742	12,837,318	(21,790,646)	4,465,323	(34,441,007)	181,294,730
ClearBridge Aggressive Growth Portfolio (Class A)	475,383,613	20,652,999	(145,364,842)	84,218,352	(121,729,082)	313,161,040
Harris Oakmark International Portfolio (Class A)	477,461,694	116,490,002	(26,780,352)	4,381,399	(154,637,885)	416,914,858
Invesco Comstock Portfolio (Class A)	695,981,162	49,099,138	(156,571,687)	57,481,771	(167,888,098)	478,102,286
Invesco Small Cap Growth Portfolio (Class A)	219,322,835	20,922,448	(77,800,404)	(3,253,002)	(24,759,369)	134,432,508
Jennison Growth Portfolio (Class A)	508,798,991	67,496,154	(154,410,888)	49,504,040	(99,685,767)	371,702,530
JPMorgan Core Bond Portfolio (Class A)	646,643,567	18,810,923	(72,822,867)	(5,482,030)	(12,576,992)	574,572,601
JPMorgan Small Cap Value Portfolio (Class A)	109,342,013	7,231,984	(15,044,585)	1,295,631	(20,930,851)	81,894,192
Loomis Sayles Small Cap Growth Portfolio (Class A)	73,002,014	9,094,598	(20,933,433)	4,967,215	(11,259,029)	54,871,365
MFS Research International Portfolio (Class A)	293,941,976	5,943,908	(22,521,773)	3,251,713	(46,443,590)	234,172,234
MFS Value Portfolio (Class A)	733,278,851	60,066,385	(131,905,094)	29,659,596	(53,433,745)	637,665,993
MFS Value Portfolio II (Class A)	110,019,478	31,673,871	(2,633,914)	83,148	(139,142,583)	—
Neuberger Berman Genesis Portfolio (Class A)	146,521,277	13,212,927	(57,983,799)	25,446,193	(42,489,987)	84,706,611
Oppenheimer Global Equity Portfolio (Class A)	146,511,783	14,484,019	(16,304,799)	4,027,074	(34,786,023)	113,932,054

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2018
PIMCO Inflation Protected Bond Portfolio (Class A)	$433,309,974	$7,634,271	$(45,780,810)	$(5,875,982)	$(10,717,921)	$378,569,532
PIMCO Total Return Portfolio (Class A)	863,802,717	13,364,710	(100,482,239)	(12,056,015)	(2,061,240)	762,567,933
T. Rowe Price Large Cap Growth Portfolio (Class A)	435,972,718	69,697,913	(122,664,783)	30,872,017	(93,304,148)	320,573,717
T. Rowe Price Large Cap Value Portfolio (Class A)	731,946,557	72,326,891	(157,555,719)	49,316,740	(172,552,364)	523,482,105
T. Rowe Price Mid Cap Growth Portfolio (Class A)	146,107,849	13,795,088	(59,303,878)	12,650,513	(25,274,404)	87,975,168
T. Rowe Price Small Cap Growth Portfolio (Class A)	219,757,542	17,252,963	(46,411,594)	8,578,235	(33,811,165)	165,365,981
TCW Core Fixed Income Portfolio (Class A)	774,872,464	19,509,630	(85,786,819)	(1,349,020)	(17,590,120)	689,656,135
Van Eck Global Natural Resources Portfolio (Class A)	293,994,295	132,942,260	(17,509,681)	(1,533,586)	(116,544,867)	291,348,421
Wells Capital Management Mid Cap Value Portfolio (Class A)	36,703,020	3,423,233	(3,501,414)	(787,164)	(6,970,469)	28,867,206
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	290,934,864	14,732,282	(29,186,342)	994,290	(26,361,579)	251,113,515
Western Asset Management U.S. Government Portfolio (Class A)	569,929,311	13,003,341	(65,667,632)	(2,654,615)	(5,676,883)	508,933,522

	$14,536,027,411	$1,328,211,342	$(2,384,308,071)	$426,938,179	$(2,005,059,968)	$11,901,808,893

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2018
Baillie Gifford International Stock Portfolio (Class A)	$—	$5,237,601	36,558,227
BlackRock Bond Income Portfolio (Class A)	—	30,453,659	8,042,441
BlackRock Capital Appreciation Portfolio (Class A)	50,195,241	473,614	8,157,182
BlackRock High Yield Portfolio (Class A)	—	4,259,400	10,160,616
Brighthouse Small Cap Value Portfolio (Class A)	8,935,890	2,138,754	10,077,385
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	6,561,657	22,840,522
Brighthouse/Artisan International Portfolio (Class A)	—	5,777,853	35,226,670
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,841,520	218,080	133,503
Brighthouse/Dimensional International Small Company Portfolio (Class A)	9,312,604	3,624,073	9,926,977
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	10,661,066	24,570,324
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	5,661,881	26,524,713
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	36,836,359
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	33,703,002	11,106,888	17,820,173
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	48,276,362	4,351,744	26,170,908
Clarion Global Real Estate Portfolio (Class A)	—	12,741,786	16,911,822
ClearBridge Aggressive Growth Portfolio (Class A)	17,529,082	3,108,704	19,259,597
Harris Oakmark International Portfolio (Class A)	18,813,925	8,954,845	34,285,761
Invesco Comstock Portfolio (Class A)	43,799,004	5,165,484	36,055,979
Invesco Small Cap Growth Portfolio (Class A)	20,900,828	—	10,737,421
Jennison Growth Portfolio (Class A)	65,783,511	1,551,269	25,634,657
JPMorgan Core Bond Portfolio (Class A)	—	18,624,261	57,342,575
JPMorgan Small Cap Value Portfolio (Class A)	5,876,866	1,341,828	5,783,488
Loomis Sayles Small Cap Growth Portfolio (Class A)	9,080,692	—	4,160,073
MFS Research International Portfolio (Class A)	—	5,930,885	21,702,709
MFS Value Portfolio (Class A)	48,338,464	11,511,433	46,174,221
MFS Value Portfolio II (Class A)	28,245,876	3,397,231	—
Neuberger Berman Genesis Portfolio (Class A)	12,835,283	367,876	4,563,934
Oppenheimer Global Equity Portfolio (Class A)	12,778,149	1,691,989	5,571,250
PIMCO Inflation Protected Bond Portfolio (Class A)	—	7,591,507	39,557,945
PIMCO Total Return Portfolio (Class A)	—	13,171,140	66,950,653
T. Rowe Price Large Cap Growth Portfolio (Class A)	68,012,467	1,595,682	15,479,175
T. Rowe Price Large Cap Value Portfolio (Class A)	59,430,562	12,747,945	18,278,006
T. Rowe Price Mid Cap Growth Portfolio (Class A)	13,793,432	—	8,633,481
T. Rowe Price Small Cap Growth Portfolio (Class A)	16,995,061	247,114	7,789,260
TCW Core Fixed Income Portfolio (Class A)	—	19,254,308	69,103,821
Van Eck Global Natural Resources Portfolio (Class A)	—	654,635	37,935,992
Wells Capital Management Mid Cap Value Portfolio (Class A)	2,990,185	429,560	2,898,314
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	14,704,493	19,803,905
Western Asset Management U.S. Government Portfolio (Class A)	—	12,851,543	44,293,605

	$597,468,006	$248,161,788

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$12,470,061,426

Gross unrealized appreciation	153,594,368
Gross unrealized depreciation	(721,846,902)

Net unrealized appreciation (depreciation)	$(568,252,534)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$224,544,990	$250,142,858	$520,855,994	$572,489,486	$745,400,984	$822,632,344

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$240,895,972	$990,385,737	$(568,252,534)	$—	$663,029,175

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Asset Allocation Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Asset Allocation 60 Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 60 Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 60 Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, each of which was prepared by the Adviser specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices and oversight of transition management (as applicable), compliance program and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 60 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2018. The Board also considered that the Portfolio outperformed the average of its Morningstar category for the one-year period ended June 30, 2018, and underperformed the average of its Morningstar category for the three-year and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed the Brighthouse AA 60 Narrow Index for the one-, three- and five-year periods ended September 30, 2018. The Board also noted that the Portfolio outperformed the Dow Jones Moderate Index for the three-year and five-year periods ended September 30, 2018, but underperformed for the one-year period ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2018, the Class A and B shares of the Brighthouse Asset Allocation 80 Portfolio returned -7.91% and -8.11%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned -7.33%.

MARKET ENVIRONMENT/CONDITIONS

After a great 2017 with record-low volatility and the strongest January stock market since 1997, investors got shaken back to reality in February when equity markets took a dive following higher-than-expected wage growth. The concern was that this would lead to higher inflation followed by additional Federal Reserve (the “Fed”) interest rate hikes, leading to an unceremonious end to the second-longest economic expansion on record. However, inflation fears soon after fizzled (at least until the end of 2018) and the Fed stayed the course, despite the Tax Cuts and Jobs Act of 2017 providing a noteworthy lift to gross domestic product (“GDP”) growth. GDP growth, incidentally, is on track to reach the highest annual level since before the 2008-09 recession. However, an escalating trade war between the U.S. and many of its major trading partners sent another wave of anxiety toward the market, which responded by pulling back sharply once again.

The beginning of the year turned out to be a microcosm of the remainder of 2018. This point in the economic cycle finds many market participants scrambling for indications that the expansion will end. As such, equity markets have become irrationally sensitive to individual data points, both positive and negative, with little regard to their historic predictive power on market results. The consequence was elevated market volatility in the second quarter, driven by positive economic growth and an accommodative Fed on one side, and on the other side by negative trade war and housing market news. In the third quarter, however, equity markets rebounded as corporate profits hit a new all-time high, GDP growth for second quarter came in at 4.2%, and unemployment dropped to 3.7%—the lowest number since 1969. The result in the third quarter was the best quarterly return for the S&P 500 Index since 2013.

As we got to the fourth quarter though, sentiment turned significantly worse, and the S&P 500 Index did an about-face, delivering its worst quarterly return since 2011. Gone was the sense of confidence that the strong economy could propel equity markets ever higher. Front and center were concerns about the continued trade war escalation, mid-term election uncertainty, a housing market dampened by rising interest rates and lofty prices, and a Fed that was now deemed too hawkish by projecting two additional rate hikes in 2019, despite having raised rates 4 times in 2018 (from a target range of 1.25%-1.50% to a target range of 2.25%-2.5%) and despite the market volatility.

News from overseas did little to attenuate concerns on the home front. Troubling to many is the ongoing Brexit (United Kingdom’s decision to withdraw from the European Union) situation, as leaders in the U.K. struggle to agree on a deal ensuring an orderly exit from the E.U.—an exit which is scheduled to occur on March 29, 2019. Highlighting the extent of disagreement are the two votes of confidence in Prime Minister Theresa May’s leadership, held in December 2018 and January 2019, both of which she won (in the U.K., a vote of confidence is a procedure used to remove a prime minister from office). Concerns about slowing growth in China have been receiving headlines as well. Leadership in China is in the middle of a long-term plan which is designed to transition the country from a manufacturing-driven economy to a service-driven economy. More worrisome to market participants is the fact that China is also in the process of dealing with an increasingly large debt burden as that plan unfolds. The outcome of both is unclear, which has led to some increased market volatility. However, it was confidence-inspiring that China had enough wherewithal to take the foot off the brake when it saw its economic growth rates declining faster than intended.

All in all, 2018 was a difficult year for investors. The economy is growing at a healthy pace, but the main question is for how long? The uncertainty caused all the major asset classes to be down for the year except for core bonds, which managed to creep in to positive territory, barely eking out a positive return with 0.01% for the year (as measured by the Bloomberg Barclays U.S. Aggregate Bond Index). International equities were generally the worst-performing asset classes with Emerging Markets equity and Foreign Developed equity down 14.6% and 13.8% respectively, as measured by the MSCI Emerging Markets Index and the MSCI EAFE Index. U.S. Large Cap equity did significantly better but was still down 4.4% for the year as measured by the S&P 500 Index, whereas Mid Cap equity lost 9.1% and Small Cap equity lost 11.0% for the year, as measured by the Russell Mid Cap and the Russell 2000 indices, in that order.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income. Over the twelve-month period, the Portfolio fell short of the Dow Jones Moderately Aggressive Index. Strong performance within the Mid and Small Cap portfolios and a favorable overweight to Large Cap equity was insufficient to attenuate the combination of underperformance within Large Cap and International equity—both detractors.

The overall contribution from the underlying fixed income portfolios to relative performance was flat in 2018. The biggest contributor by far to performance was the Brighthouse/Templeton International Bond Portfolio, which outpaced its benchmark by 3.1%. The strategy’s relative outperformance during the period was primarily attributable to currency positions, notably, the portfolio’s underweight position in the euro and the Australian dollar. Outside of currency exposure, short duration positioning in the U.S. helped returns as well. The Brighthouse/Eaton Vance Floating Rate Portfolio outperformed its benchmark by 0.1%. The portfolio’s underweight to

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

defaulted loans aided performance relative to its benchmark over the year, as did favorable security selection in Financial Services and Energy. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio, which lagged its benchmark by 3.8%. Portfolio performance was negatively impacted by its U.S. duration and yield curve positioning, as well as currency and emerging markets positions. During the year, corporate credit spreads widened and experienced heightened levels of volatility. As such, the portfolio’s investment grade corporate credit positions were also negative contributors to performance. Also detracting in fixed income was the Brighthouse/Franklin Low Duration Total Return Portfolio, which underperformed its benchmark by 0.9%, largely driven by Collateralized Loan Obligation positions.

Contribution from the underlying domestic equity portfolios to relative performance was flat, as the Mid Cap and Small Cap equity portfolios made up for the underperformance by the Large Cap equity portfolios. Within Large Cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio had a strong year, as it outperformed its benchmark by 4.7%. Strong security selection within Consumer Discretionary, Consumer Staples, and Materials sectors helped. The ClearBridge Aggressive Growth Portfolio, on the other hand, experienced considerable underperformance in 2018, falling shy of its benchmark by 4.7% for the period. The underperformance was driven by an unfavorable overweight to Energy, in addition to suboptimal security selection within Information Technology, Consumer Discretionary, and Industrials. Another laggard for the period was the Invesco Comstock Portfolio, which underperformed its benchmark by 3.7% for the year. The result was primarily due to an overweight to Energy and unfavorable security selection within Financial Services, Healthcare, and Energy. Within Mid Cap equity, the Morgan Stanley Mid Cap Growth Portfolio significantly outperformed its benchmark by 15.2%, largely due to favorable security selection and, to a lesser extent, sector allocations. Positive security selection in Health Care, Technology, and Communication Services drove a majority of the portfolio’s relative outperformance. Within Small Cap equity, four out of six managers outperformed their respective benchmarks. The strongest performer was the Loomis Sayles Small Cap Growth Portfolio, which outperformed its benchmark by 9.9% in 2018. The portfolio benefitted significantly from strong security selection within Healthcare, Technology, and Consumer Discretionary. In addition, the Neuberger Berman Genesis Portfolio outperformed its benchmark by 6.2% in 2018 as the portfolio’s focus on higher-quality companies with higher return on equity paid off. Security selection in Healthcare, Consumer Staples, and Information Technology made the largest positive impact on relative results.

Non-U.S. equity was a headwind to relative performance in 2018. Most notably, the Harris Oakmark International Portfolio underperformed its benchmark by 9.9% during the year as security selection and country weightings caused returns to suffer. Performance compared to the benchmark was hurt by holdings in the U.K., Germany, and France as well as suboptimal security selection in Consumer Discretionary, Financial Services, and Industrials. The Van Eck Global Natural Resources Portfolio underperformed its benchmark by 7.6% for the year. The underperformance was primarily driven by overweight positions and underperformance in the Oil & Gas Exploration and Oil & Gas Drilling sub-industries. The best performance in the category came from the Brighthouse/Artisan International Portfolio, which outperformed its benchmark by 3.5% in 2018. Much of the outperformance was a result of strong security selection within Technology, Materials, and Consumer Discretionary. In addition, the Brighthouse/Aberdeen Emerging Market Equity Portfolio was additive to relative results during the year, outperforming its benchmark by 0.7% as an underweight to China and positive security selection in Consumer Discretionary, Financial Services, and Technology supported returns.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	-7.91	4.39	9.87
Class B	-8.11	4.14	9.61
Dow Jones Moderately Aggressive Index	-7.33	4.62	9.91

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 80% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	6.0
Invesco Comstock Portfolio (Class A)	5.4
T. Rowe Price Large Cap Value Portfolio (Class A)	5.2
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.1
Jennison Growth Portfolio (Class A)	5.0
Harris Oakmark International Portfolio (Class A)	4.5
ClearBridge Aggressive Growth Portfolio (Class A)	4.4
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.3
Baillie Gifford International Stock Portfolio (Class A)	4.2
Brighthouse/Artisan International Portfolio (Class A)	3.8

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	42.3
International Developed Market Equities	17.4
Investment Grade Fixed Income	12.9
U.S. Small Cap Equities	8.0
Global Equities	4.4
High Yield Fixed Income	3.6
International Fixed Income	3.2
U.S. Mid Cap Equities	3.0
Emerging Market Equities	2.6
Real Estate Equities	2.6

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.69%	$1,000.00	$908.20	$3.32
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

Class B (a)	Actual	0.94%	$1,000.00	$907.70	$4.52
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of December 31, 2018

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	35,703,656	$393,454,288
BlackRock Bond Income Portfolio (Class A) (a)	2,951,469	303,824,270
BlackRock Capital Appreciation Portfolio (Class A) (a)	7,884,701	306,162,925
BlackRock High Yield Portfolio (Class A) (b)	6,749,921	48,936,926
Brighthouse Small Cap Value Portfolio (Class A) (b)	11,509,766	155,842,236
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	26,022,453	248,254,199
Brighthouse/Artisan International Portfolio (Class A) (b)	35,712,259	353,551,365
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	108,280	22,939,023
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	16,005,975	177,186,144
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	9,795,366	97,953,659
Brighthouse/Templeton International Bond Portfolio (Class A) (b)(c)	29,317,329	299,329,928
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	15,933,441	478,162,554
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	24,820,708	327,385,142
Clarion Global Real Estate Portfolio (Class A) (b)	22,539,219	241,620,426
ClearBridge Aggressive Growth Portfolio (Class A) (b)	25,634,507	416,817,092
Frontier Mid Cap Growth Portfolio (Class A) (a)	1,451,955	47,115,951
Harris Oakmark International Portfolio (Class A) (b)	34,938,091	424,847,183
Invesco Comstock Portfolio (Class A) (b)	38,104,207	505,261,790
Invesco Small Cap Growth Portfolio (Class A) (b)	15,853,191	198,481,951
Jennison Growth Portfolio (Class A) (a)	32,423,024	470,133,848
JPMorgan Core Bond Portfolio (Class A) (b)	20,264,620	203,051,494
JPMorgan Small Cap Value Portfolio (Class A) (b)	9,430,647	133,537,968
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	8,545,252	112,711,869
MFS Research International Portfolio (Class A) (b)	26,459,648	285,499,601

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (a)	40,686,461	561,880,026
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	1,240,626	23,038,433
Neuberger Berman Genesis Portfolio (Class A) (a)	1,241,064	23,034,144
Oppenheimer Global Equity Portfolio (Class A) (b)	6,821,623	139,502,183
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	15,731,285	150,548,399
PIMCO Total Return Portfolio (Class A) (b)	26,626,485	303,275,663
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	19,425,989	402,312,232
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	17,211,536	492,938,379
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	9,305,885	94,826,970
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	6,387,864	135,614,362
TCW Core Fixed Income Portfolio (Class A) (b)	25,437,339	253,864,643
Van Eck Global Natural Resources Portfolio (Class A) (a)	35,632,729	273,659,357
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	9,380,156	93,426,350
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	15,746,602	199,666,910

Total Mutual Funds (Cost $9,738,074,084)		9,399,649,883

Total Investments—100.0% (Cost $9,738,074,084)		9,399,649,883
Other assets and liabilities (net)—0.0%		(2,646,504)

Net Assets — 100.0%		$9,397,003,379

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$9,399,649,883	$—	$—	$9,399,649,883
Total Investments	$9,399,649,883	$—	$—	$9,399,649,883

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Affiliated investments at value (a)	$9,399,649,883
Receivable for:
Affiliated investments sold	3,383,790
Fund shares sold	275,535

Total Assets	9,403,309,208
Liabilities
Payables for:
Fund shares redeemed	3,659,325
Accrued Expenses:
Management fees	440,970
Distribution and service fees	1,963,600
Deferred trustees’ fees	182,726
Other expenses	59,208

Total Liabilities	6,305,829

Net Assets	$9,397,003,379

Net Assets Consist of:
Paid in surplus	$8,629,693,032
Distributable earnings (Accumulated losses)	767,310,347

Net Assets	$9,397,003,379

Net Assets
Class A	$378,178,302
Class B	9,018,825,077
Capital Shares Outstanding*
Class A	30,592,928
Class B	733,504,872
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.36
Class B	12.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,738,074,084.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends from affiliated investments	$171,940,686

Total investment income	171,940,686
Expenses
Management fees	5,869,194
Administration fees	26,349
Custodian and accounting fees	28,054
Distribution and service fees—Class B	26,400,831
Audit and tax services	32,223
Legal	45,317
Trustees’ fees and expenses	33,734
Miscellaneous	16,348

Total expenses	32,452,050

Net Investment Income	139,488,636

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	412,768,168
Capital gain distributions from affiliated investments	659,739,787

Net realized gain	1,072,507,955

Net change in unrealized depreciation on affiliated investments	(2,026,791,738)

Net realized and unrealized loss	(954,283,783)

Net Decrease in Net Assets From Operations	$(814,795,147)

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

			Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income			$139,488,636	$133,191,348
Net realized gain			1,072,507,955	540,074,337
Net change in unrealized appreciation (depreciation)			(2,026,791,738)	1,300,448,131

Increase (decrease) in net assets from operations			(814,795,147)	1,973,713,816

From Distributions to Shareholders (a)
Class A			(25,505,012)	(30,355,844)
Class B			(608,846,005)	(761,245,249)

Total distributions			(634,351,017)	(791,601,093)

Decrease in net assets from capital share transactions			(709,937,897)	(484,248,915)

Total increase (decrease) in net assets			(2,159,084,061)	697,863,808

Net Assets
Beginning of period			11,556,087,440	10,858,223,632

End of period			$9,397,003,379	$11,556,087,440 (b)

Other Information: Capital Shares Transactions in capital shares were as follows:
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,097,538	$15,311,141	1,308,539	$17,709,267
Reinvestments	1,837,537	25,505,012	2,331,478	30,355,844
Redemptions	(2,970,353)	(41,468,195)	(3,985,253)	(53,924,034)

Net decrease	(35,278)	$(652,042)	(345,236)	$(5,858,923)

Class B
Sales	7,738,944	$107,874,422	8,340,811	$112,523,526
Reinvestments	44,055,427	608,846,005	58,692,772	761,245,249
Redemptions	(102,741,883)	(1,426,006,282)	(100,029,010)	(1,352,158,767)

Net decrease	(50,947,512)	$(709,285,855)	(32,995,427)	$(478,389,992)

Decrease derived from capital shares transactions		$(709,937,897)		$(484,248,915)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change
(See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(7,454,246)	$(22,901,598)
Class B	(167,613,633)	(593,631,616)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $144,248,984 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.25	$12.86	$13.98	$14.92	$14.41

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.19	0.20	0.29	0.18
Net realized and unrealized gain (loss)	(1.25)	2.22	0.82	(0.47)	0.60

Total income (loss) from investment operations	(1.04)	2.41	1.02	(0.18)	0.78

Less Distributions
Distributions from net investment income	(0.22)	(0.25)	(0.46)	(0.08)	(0.27)
Distributions from net realized capital gains	(0.63)	(0.77)	(1.68)	(0.68)	0.00

Total distributions	(0.85)	(1.02)	(2.14)	(0.76)	(0.27)

Net Asset Value, End of Period	$12.36	$14.25	$12.86	$13.98	$14.92

Total Return (%) (b)	(7.91)	19.44	8.43	(1.50)	5.53

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.05	0.06
Ratio of net investment income to average net assets (%) (d)	1.50	1.42	1.55	1.96	1.26
Portfolio turnover rate (%)	11	7	10	13	22
Net assets, end of period (in millions)	$378.2	$436.4	$398.2	$386.4	$395.4

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.18	$12.80	$13.92	$14.86	$14.36

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.16	0.17	0.25	0.02
Net realized and unrealized gain (loss)	(1.23)	2.21	0.81	(0.46)	0.72

Total income (loss) from investment operations	(1.06)	2.37	0.98	(0.21)	0.74

Less Distributions
Distributions from net investment income	(0.19)	(0.22)	(0.42)	(0.05)	(0.24)
Distributions from net realized capital gains	(0.63)	(0.77)	(1.68)	(0.68)	0.00

Total distributions	(0.82)	(0.99)	(2.10)	(0.73)	(0.24)

Net Asset Value, End of Period	$12.30	$14.18	$12.80	$13.92	$14.86

Total Return (%) (b)	(8.11)	19.16	8.14	(1.70)	5.23

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.30	0.31
Ratio of net investment income to average net assets (%) (d)	1.26	1.17	1.32	1.73	0.14
Portfolio turnover rate (%)	11	7	10	13	22
Net assets, end of period (in millions)	$9,018.8	$11,119.7	$10,460.0	$10,742.1	$12,034.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,174,207,328	$0	$1,719,739,281

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$5,869,194	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2018
Baillie Gifford International Stock Portfolio (Class A)	$410,609,221	$84,689,257	$(18,603,501)	$6,980,195	$(90,220,884)	$393,454,288
BlackRock Bond Income Portfolio (Class A)	330,107,343	23,486,484	(36,915,510)	(1,477,192)	(11,376,855)	303,824,270
BlackRock Capital Appreciation Portfolio (Class A)	407,888,711	49,400,677	(122,267,326)	45,334,365	(74,193,502)	306,162,925
BlackRock High Yield Portfolio (Class A)	57,763,657	2,871,105	(7,583,089)	(623,262)	(3,491,485)	48,936,926
Brighthouse Small Cap Value Portfolio (Class A)	174,761,477	31,488,650	(10,590,828)	516,465	(40,333,528)	155,842,236
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	294,797,711	23,764,306	(24,320,493)	859,725	(46,847,050)	248,254,199
Brighthouse/Artisan International Portfolio (Class A)	378,601,301	46,068,318	(23,007,603)	3,198,180	(51,308,831)	353,551,365
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	58,431,188	1,679,513	(31,874,010)	3,686,096	(8,983,764)	22,939,023
Brighthouse/Dimensional International Small Company Portfolio (Class A)	236,218,700	21,094,018	(14,123,854)	(592,120)	(65,410,600)	177,186,144
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	112,502,683	4,738,341	(16,017,768)	33,054	(3,302,651)	97,953,659
Brighthouse/Templeton International Bond Portfolio (Class A)	326,689,528	8,811,373	(40,490,462)	918,977	3,400,512	299,329,928
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	583,694,106	40,327,101	(110,457,932)	35,737,989	(71,138,710)	478,162,554
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	407,853,287	49,962,980	(62,543,724)	10,600,727	(78,488,128)	327,385,142
Clarion Global Real Estate Portfolio (Class A)	290,264,070	17,191,840	(25,677,035)	10,963,212	(51,121,661)	241,620,426
ClearBridge Aggressive Growth Portfolio (Class A)	554,033,443	27,836,789	(113,855,757)	63,261,216	(114,458,599)	416,817,092
Frontier Mid Cap Growth Portfolio (Class A)	58,104,366	6,151,552	(8,697,039)	1,827,060	(10,269,988)	47,115,951
Harris Oakmark International Portfolio (Class A)	496,293,756	104,503,246	(22,589,150)	3,925,933	(157,286,602)	424,847,183
Invesco Comstock Portfolio (Class A)	672,572,984	51,650,872	(101,657,159)	36,744,214	(154,049,121)	505,261,790
Invesco Small Cap Growth Portfolio (Class A)	291,587,838	31,204,035	(80,461,717)	(4,693,274)	(39,154,931)	198,481,951
Jennison Growth Portfolio (Class A)	579,196,578	84,369,517	(123,778,476)	42,297,737	(111,951,508)	470,133,848
JPMorgan Core Bond Portfolio (Class A)	218,544,630	16,897,324	(26,070,905)	(690,964)	(5,628,591)	203,051,494
JPMorgan Small Cap Value Portfolio (Class A)	173,501,338	11,875,816	(19,582,770)	2,262,923	(34,519,339)	133,537,968
Loomis Sayles Small Cap Growth Portfolio (Class A)	145,483,558	18,757,005	(37,975,045)	11,600,506	(25,154,155)	112,711,869
MFS Research International Portfolio (Class A)	352,313,230	7,186,292	(21,203,766)	6,112,378	(58,908,533)	285,499,601
MFS Value Portfolio (Class A)	642,347,528	52,979,851	(103,721,330)	38,911,549	(68,637,572)	561,880,026
MFS Value Portfolio II (Class A)	87,604,656	25,430,566	(1,268,510)	46,758	(111,813,470)	—
Morgan Stanley Mid Cap Growth Portfolio (Class A)	58,060,082	5,406,092	(43,122,358)	18,684,135	(15,989,518)	23,038,433

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2018
Neuberger Berman Genesis Portfolio (Class A)	$58,398,260	$3,643,786	$(34,814,464)	$13,178,484	$(17,371,922)	$23,034,144
Oppenheimer Global Equity Portfolio (Class A)	175,049,998	17,635,552	(15,466,335)	3,809,958	(41,526,990)	139,502,183
PIMCO Inflation Protected Bond Portfolio (Class A)	165,112,441	9,094,091	(17,031,028)	(2,850,379)	(3,776,726)	150,548,399
PIMCO Total Return Portfolio (Class A)	331,926,225	16,285,920	(39,414,975)	(3,991,889)	(1,529,618)	303,275,663
T. Rowe Price Large Cap Growth Portfolio (Class A)	520,862,703	88,469,844	(125,583,605)	37,369,645	(118,806,355)	402,312,232
T. Rowe Price Large Cap Value Portfolio (Class A)	639,434,904	68,620,373	(98,900,803)	29,270,973	(145,487,068)	492,938,379
T. Rowe Price Mid Cap Growth Portfolio (Class A)	116,420,330	14,787,802	(21,067,387)	2,995,819	(18,309,594)	94,826,970
T. Rowe Price Small Cap Growth Portfolio (Class A)	175,319,282	14,102,862	(32,834,956)	6,008,367	(26,981,193)	135,614,362
TCW Core Fixed Income Portfolio (Class A)	272,970,061	20,207,645	(32,427,081)	(496,333)	(6,389,649)	253,864,643
Van Eck Global Natural Resources Portfolio (Class A)	357,886,888	48,633,307	(23,282,124)	(3,044,509)	(106,534,205)	273,659,357
Wells Capital Management Mid Cap Value Portfolio (Class A)	117,041,723	11,014,853	(9,508,020)	(3,142,799)	(21,979,407)	93,426,350
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	228,955,621	11,888,373	(20,951,386)	(2,765,751)	(17,459,947)	199,666,910

	$11,559,205,406	$1,174,207,328	$(1,719,739,281)	$412,768,168	$(2,026,791,738)	$9,399,649,883

Security Description	Capital Gain Distributions	Income earned from affiliates during the period	Number of shares held at December 31, 2018
Baillie Gifford International Stock Portfolio (Class A)	$—	$5,107,040	35,703,656
BlackRock Bond Income Portfolio (Class A)	—	11,208,671	2,951,469
BlackRock Capital Appreciation Portfolio (Class A)	48,921,161	461,593	7,884,701
BlackRock High Yield Portfolio (Class A)	—	2,850,753	6,749,921
Brighthouse Small Cap Value Portfolio (Class A)	10,053,255	2,406,189	11,509,766
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	7,492,278	26,022,453
Brighthouse/Artisan International Portfolio (Class A)	—	5,799,989	35,712,259
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,500,487	177,694	108,280
Brighthouse/Dimensional International Small Company Portfolio (Class A)	14,995,384	5,835,571	16,005,975
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	4,278,931	9,795,366
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	29,317,329
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	30,331,348	9,995,753	15,933,441
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	45,825,433	4,130,811	24,820,708
Clarion Global Real Estate Portfolio (Class A)	—	17,025,353	22,539,219
ClearBridge Aggressive Growth Portfolio (Class A)	23,592,567	4,184,036	25,634,507
Frontier Mid Cap Growth Portfolio (Class A)	6,150,646	—	1,451,955
Harris Oakmark International Portfolio (Class A)	19,126,116	9,103,438	34,938,091
Invesco Comstock Portfolio (Class A)	46,179,286	5,446,206	38,104,207
Invesco Small Cap Growth Portfolio (Class A)	31,098,676	—	15,853,191
Jennison Growth Portfolio (Class A)	82,388,015	1,942,827	32,423,024
JPMorgan Core Bond Portfolio (Class A)	—	6,601,198	20,264,620
JPMorgan Small Cap Value Portfolio (Class A)	9,635,723	2,200,064	9,430,647
Loomis Sayles Small Cap Growth Portfolio (Class A)	18,741,441	—	8,545,252
MFS Research International Portfolio (Class A)	—	7,156,917	26,459,648
MFS Value Portfolio (Class A)	42,780,685	10,187,890	40,686,461
MFS Value Portfolio II (Class A)	22,698,981	2,730,087	—
Morgan Stanley Mid Cap Growth Portfolio (Class A)	5,399,803	—	1,240,626
Neuberger Berman Genesis Portfolio (Class A)	3,541,437	101,502	1,241,064
Oppenheimer Global Equity Portfolio (Class A)	15,556,508	2,059,879	6,821,623
PIMCO Inflation Protected Bond Portfolio (Class A)	—	3,038,065	15,731,285
PIMCO Total Return Portfolio (Class A)	—	5,245,469	26,626,485
T. Rowe Price Large Cap Growth Portfolio (Class A)	86,427,935	2,027,739	19,425,989
T. Rowe Price Large Cap Value Portfolio (Class A)	56,494,641	12,118,186	17,211,536
T. Rowe Price Mid Cap Growth Portfolio (Class A)	14,786,453	—	9,305,885
T. Rowe Price Small Cap Growth Portfolio (Class A)	13,884,648	201,887	6,387,864
TCW Core Fixed Income Portfolio (Class A)	—	7,107,351	25,437,339
Van Eck Global Natural Resources Portfolio (Class A)	—	615,279	35,632,729
Wells Capital Management Mid Cap Value Portfolio (Class A)	9,629,158	1,383,293	9,380,156
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	11,718,747	15,746,602

	$659,739,787	$171,940,686

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$9,823,785,812

Gross unrealized appreciation	243,646,413
Gross unrealized depreciation	(667,782,342)

Net unrealized appreciation (depreciation)	$(424,135,929)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$144,740,754	$175,067,879	$489,610,263	$616,533,214	$634,351,017	$791,601,093

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$176,563,535	$1,015,075,045	$(424,135,929)	$—	$767,502,651

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Asset Allocation Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Asset Allocation 80 Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 80 Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 80 Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, each of which was prepared by the Adviser specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices and oversight of transition management (as applicable), compliance program and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 80 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed the Brighthouse AA 80 Narrow Index for the one-, three- and five-year periods ended September 30, 2018. The Board also took into account that the Portfolio outperformed the Dow Jones Moderately Aggressive Index for the three-year and five-year periods ended September 30, 2018, and underperformed for the one-year period ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, D, and E shares of the Frontier Mid Cap Growth Portfolio returned -5.64%, -5.90%, -5.76%, and -5.79%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned -4.75%.

MARKET ENVIRONMENT / CONDITIONS

2018 was a tale of two markets with divergent trends. During the first three quarters of the year, gains in the market were driven by robust corporate earnings, elevated mergers & acquisition activity and increased capital returns in the form of buybacks. However, beneath the surface of higher index levels, performance was less uniform. Growth significantly outperformed value as concern about the impact of higher interest rates and the prospect of economic growth peaking led investors to crowd into a narrow group of rapidly growing companies perceived to be immune from economic weakness. Increased trade tensions further exacerbated this trend as investors continued to favor domestic high growth companies that were already trading at historically high valuations, regardless of whether these companies were profitable.

After three positive quarters, the year concluded with equities experiencing the most substantial quarterly decline since the global financial crisis in 2008. The Russell Midcap Growth Index fell 16% as multiples collapsed in the fourth quarter by the largest amount since 2002. All this occurred despite 2018 S&P 500 Index earnings rising over an estimated 20%. Indeed, the year will be remembered as one where booming earnings growth was offset by a busting of P/E multiples. The sharp correction in valuations reflected concerns the economic cycle was approaching a recession based on headline risks including slowing global growth, tightening monetary policy, swelling fiscal deficits, declining earnings momentum and ongoing political disruption to trade.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

During the one-year period, the Portfolio underperformed the Russell Midcap Growth Index. Relative underperformance was the result of negative sector allocation, which more than offset positive stock selection over the period. The Portfolio’s overweight positions within the Materials and Financials sectors, as well as an underweight in the Consumer Staples sector hindered relative results.

The Portfolio’s largest contributors to stock selection occurred in Health Care and Consumer Discretionary, while the largest detractors occurred in Information Technology (“IT”) and Industrials.

In Materials, short term inflationary pressures were a burden to our aggregates companies Vulcan Materials, Martin Marietta Materials, and Eagle Materials. We exited Eagle Materials over the period given concerns we uncovered in their frac sanding business. In addition, specialty agriculture company FMC Corp. came under pressure as trade tensions with China escalated and questions arose over potential oversupply conditions in its lithium business.

In Financials, concern of a flattening yield curve was a headwind to financial services firm Raymond James, bank holding company Webster Financial, and investment banking and advisory firm Evercore. Finally, in Consumer Staples our long-standing investment in energy drink company Monster Beverage Corp. performed poorly as category growth slowed and potential new entrants emerged. The change in the competitive dynamics led us to sell our position during the period.

Within Health Care, the Portfolio’s overweight position and strong stock selection benefited results. The largest contributor was the Portfolio’s investment in the oncology focused biotech company Tesaro, which was acquired for a substantial premium by GlaxoSmithKline late in the year. The Portfolio’s investment in veterinary medicine company Zoetis prospered as it delivered strong and consistent top and bottom line results. Finally, contact specialty company Cooper Companies delivered solid results that continued to surprise the market. In Consumer Discretionary, stock selection was additive to relative performance. Our focus on category retail leaders with limited exposure to Amazon was rewarded as both O’Reilly Automotive and Advanced Auto Parts performed well. Additionally, Yum! Brands was rewarded for its growing recurring franchise fees driven by the global expansion of Kentucky Fried Chicken, Pizza Hut, and Taco Bell.

Negative stock selection in IT was the largest headwind to the Portfolio’s performance during the year. Not owning software company Red Hat was a major drag on performance as it was purchased by IBM for a 60% premium. A position in IT consulting company DXC Technology declined on reported weaker sales in their September quarter, which led to a meaningful pullback for the year. While we believed the decline in its stock price was warranted given its sales miss, we think the magnitude of the decline was excessive for a company with largely recurring revenue streams. Additionally, the Portfolio’s overweight exposure to more economically sensitive semiconductor names such as Marvell Technologies, Qorvo, and Universal Display lagged faster growing, more domestic centric software companies which we were underweight based on valuations. Within Industrials, the Portfolio’s underweight positioning and unfavorable stock selection detracted despite solid performance in uniform rental company Cintas Corp. and waste services company Waste Connections, which helped to offset some of the weak performance in transportation holdings Knight-Swift Transportation and JetBlue Airways, both of which the Portfolio still owned at period end.

We continued to focus on companies that we believed had strong secular appeal, were positioned to gain share in growth markets, and had management led initiatives to support shareholder returns. At period end, the Portfolio’s largest overweights were in the Materials, Health Care, and Financials sectors. Regarding Health Care, we continued to see attractive innovation in medical & dental technology, pharmaceutical, and biotechnology areas. In Financials, we continued to like financial technology companies and investment

BHFTII-1

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

advisory businesses. We remained guarded about valuations for cyclical areas such as Industrials and growth challenged areas such as Consumer Staples, both sectors we remained underweight.

Stephen M. Knightly

Christopher J. Scarpa

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	-5.64	7.33	13.37
Class B	-5.90	7.06	13.08
Class D	-5.76	7.22	13.25
Class E	-5.79	7.17	13.20
Russell Midcap Growth Index	-4.75	7.42	15.12

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Global Payments, Inc.	3.0
O’Reilly Automotive, Inc.	2.8
SS&C Technologies Holdings, Inc.	2.6
Waste Connections, Inc.	2.5
Dollar General Corp.	2.4
Ball Corp.	2.3
Worldpay, Inc. - Class A	2.2
Cooper Cos., Inc. (The)	2.1
Aon plc	2.1
Yum! Brands, Inc.	2.1

Top Sectors

% of Net Assets
Information Technology	30.5
Consumer Discretionary	19.0
Health Care	17.8
Industrials	10.8
Financials	9.0
Materials	8.7
Energy	1.0
Communication Services	1.0
Real Estate	1.0

BHFTII-3

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.72%	$1,000.00	$908.50	$3.46
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class B (a)	Actual	0.97%	$1,000.00	$907.30	$4.66
	Hypothetical*	0.97%	$1,000.00	$1,020.32	$4.94

Class D (a)	Actual	0.82%	$1,000.00	$907.80	$3.94
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class E (a)	Actual	0.87%	$1,000.00	$907.80	$4.18
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
BWX Technologies, Inc. (a)	146,405	$5,597,063

Airlines—0.9%
JetBlue Airways Corp. (b)	549,666	8,827,636

Banks—1.1%
Webster Financial Corp. (a)	236,153	11,639,981

Biotechnology—4.3%
BioMarin Pharmaceutical, Inc. (b)	197,860	16,847,779
Exact Sciences Corp. (a) (b)	124,682	7,867,434
Incyte Corp. (b)	85,789	5,455,322
Neurocrine Biosciences, Inc. (a) (b)	65,090	4,648,077
Seattle Genetics, Inc. (a) (b)	166,245	9,419,442

		44,238,054

Building Products—0.5%
A.O. Smith Corp.	125,566	5,361,668

Capital Markets—5.8%
Evercore, Inc. - Class A	137,901	9,868,196
LPL Financial Holdings, Inc. (a)	257,089	15,702,996
Moody’s Corp. (a)	53,147	7,442,706
Nasdaq, Inc.	163,163	13,309,206
Raymond James Financial, Inc.	180,303	13,416,346

		59,739,450

Chemicals—3.6%
FMC Corp.	274,006	20,265,484
Sherwin-Williams Co. (The)	42,027	16,535,943

		36,801,427

Commercial Services & Supplies—4.9%
Cintas Corp. (a)	110,916	18,632,779
KAR Auction Services, Inc. (a)	136,640	6,520,461
Waste Connections, Inc.	344,159	25,553,805

		50,707,045

Construction & Engineering—1.0%
KBR, Inc. (a)	664,022	10,079,854

Construction Materials—1.7%
Martin Marietta Materials, Inc. (a)	47,871	8,227,589
Vulcan Materials Co. (a)	96,854	9,569,175

		17,796,764

Containers & Packaging—2.3%
Ball Corp. (a)	511,289	23,509,068

Distributors—1.2%
LKQ Corp. (b)	511,205	12,130,895

Diversified Consumer Services—1.8%
Bright Horizons Family Solutions, Inc. (b)	100,278	11,175,983

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
ServiceMaster Global Holdings, Inc. (b)	184,686	$6,785,364

		17,961,347

Electrical Equipment—0.7%
Rockwell Automation, Inc.	50,254	7,562,222

Electronic Equipment, Instruments & Components—1.3%
Amphenol Corp. - Class A	168,115	13,620,677

Entertainment—1.0%
Activision Blizzard, Inc.	89,265	4,157,071
Electronic Arts, Inc. (b)	78,971	6,231,602

		10,388,673

Equity Real Estate Investment Trusts—1.0%
SBA Communications Corp. (b)	63,457	10,273,054

Health Care Equipment & Supplies—9.0%
ABIOMED, Inc. (b)	29,878	9,711,545
Align Technology, Inc. (a) (b)	17,840	3,736,231
Cooper Cos., Inc. (The)	86,245	21,949,352
Edwards Lifesciences Corp. (a) (b)	94,222	14,431,984
Insulet Corp. (a) (b)	63,633	5,047,370
Merit Medical Systems, Inc. (b)	103,141	5,756,299
STERIS plc (a)	158,584	16,944,700
Teleflex, Inc.	57,474	14,855,880

		92,433,361

Hotels, Restaurants & Leisure—5.0%
Aramark (a)	202,990	5,880,620
Eldorado Resorts, Inc. (a) (b)	517,836	18,750,842
Texas Roadhouse, Inc. (a)	89,786	5,360,224
Yum! Brands, Inc.	228,905	21,040,948

		51,032,634

Insurance—2.1%
Aon plc	145,655	21,172,411

IT Services—10.6%
DXC Technology Co.	264,513	14,064,156
Gartner, Inc. (a) (b)	52,200	6,673,248
Global Payments, Inc.	301,117	31,054,196
InterXion Holding NV (b)	229,519	12,430,749
Jack Henry & Associates, Inc.	40,234	5,090,406
WEX, Inc. (b)	124,014	17,369,401
Worldpay, Inc. - Class A (a) (b)	294,635	22,518,953

		109,201,109

Life Sciences Tools & Services—4.2%
Illumina, Inc. (a) (b)	18,438	5,530,109
PRA Health Sciences, Inc. (a) (b)	145,256	13,357,742
QIAGEN NV (b)	375,495	12,935,803
Waters Corp. (b)	60,588	11,429,926

		43,253,580

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—1.1%
Allegheny Technologies, Inc. (a) (b)	525,664	$11,443,705

Multiline Retail—2.4%
Dollar General Corp. (a)	225,448	24,366,420

Oil, Gas & Consumable Fuels—1.0%
Carrizo Oil & Gas, Inc. (a) (b)	383,467	4,329,342
Concho Resources, Inc. (b)	59,183	6,083,421

		10,412,763

Pharmaceuticals—0.2%
Nektar Therapeutics (a) (b)	70,769	2,326,177

Road & Rail—0.8%
Knight-Swift Transportation Holdings, Inc. (a)	304,588	7,636,021

Semiconductors & Semiconductor Equipment—8.2%
Lam Research Corp.	67,380	9,175,135
Marvell Technology Group, Ltd. (a)	813,437	13,169,545
Monolithic Power Systems, Inc. (a)	51,288	5,962,230
Qorvo, Inc. (a) (b)	272,214	16,531,556
Semtech Corp. (b)	341,565	15,667,587
Universal Display Corp. (a)	89,384	8,363,661
Xilinx, Inc.	173,890	14,810,211

		83,679,925

Software—10.3%
2U, Inc. (a) (b)	101,354	5,039,321
Guidewire Software, Inc. (a) (b)	129,509	10,390,507
Nutanix, Inc. - Class A (a) (b)	290,992	12,102,357
Palo Alto Networks, Inc. (b)	28,809	5,426,175
ServiceNow, Inc. (a) (b)	88,611	15,777,189
Splunk, Inc. (a) (b)	143,993	15,097,666
SS&C Technologies Holdings, Inc.	600,612	27,093,607
Workday, Inc. - Class A (b)	94,658	15,114,990

		106,041,812

Specialty Retail—8.3%
Advance Auto Parts, Inc.	95,158	14,983,579
Burlington Stores, Inc. (b)	58,001	9,435,023
Carvana Co. (a) (b)	131,736	4,309,084
O’Reilly Automotive, Inc. (b)	84,604	29,131,695
Ross Stores, Inc. (a)	165,449	13,765,357
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	55,139	13,500,233

		85,124,971

Textiles, Apparel & Luxury Goods—0.4%
Under Armour, Inc. - Class A (a) (b)	243,203	4,297,397

Trading Companies & Distributors—1.5%
Beacon Roofing Supply, Inc. (a) (b)	209,994	6,661,010
HD Supply Holdings, Inc. (b)	223,126	8,371,687

		15,032,697

Total Common Stocks (Cost $925,257,899)		1,013,689,861

Short-Term Investment—1.2%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $12,362,526; collateralized by U.S. Treasury Note at 2.750%, maturing 02/15/24, with a market value of $12,610,296.	12,361,702	$12,361,702

Total Short-Term Investments (Cost $12,361,702)		12,361,702

Securities Lending Reinvestments (c)—18.2%

Certificates of Deposit—11.2%
Banco Del Estado De Chile New York 2.720%, 1M LIBOR + 0.250%, 03/20/19 (d)	4,000,000	3,999,656
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	4,000,000	3,999,900
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (d)	4,750,000	4,751,895
Barclays Bank plc 2.500%, 02/01/19	2,000,000	1,999,742
2.547%, 1M LIBOR + 0.200%, 02/04/19 (d)	3,000,000	2,999,715
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (d)	4,000,000	3,998,392
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (d)	4,000,000	3,999,488
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (d)	1,000,000	1,000,003
2.642%, 1M LIBOR + 0.210%, 09/13/19 (d)	4,000,000	4,000,000
Cooperative Rabobank UA 2.608%, 3M LIBOR + 0.200%, 04/05/19 (d)	3,000,000	3,000,942
Credit Industriel et Commercial Zero Coupon, 01/25/19	2,961,684	2,994,900
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (d)	3,500,000	3,500,088
Credit Suisse AG 2.620%, 04/01/19	6,000,000	5,996,892
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	3,969,950	3,995,920
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (d)	1,000,000	999,370
2.810%, 1M LIBOR + 0.370%, 02/14/19 (d)	2,000,000	2,000,374
Nordea Bank New York 2.608%, 3M LIBOR + 0.200%, 04/05/19 (d)	5,000,000	5,004,809
Royal Bank of Canada New York 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	7,000,000	6,992,839
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	6,000,000	5,999,508
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (d)	2,000,000	1,999,112
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	6,000,000	5,999,826
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	8,000,000	7,997,064
Sumitomo Mitsui Banking Corp., New York 2.559%, 1M LIBOR + 0.180%, 03/05/19 (d)	3,000,000	2,999,289

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (d)	5,000,000	$4,999,775
2.767%, 1M LIBOR + 0.380%, 12/10/19 (d)	2,000,000	1,999,934
2.799%, 1M LIBOR + 0.450%, 04/03/19 (d)	2,000,000	2,001,156
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	4,995,240
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (d)	1,000,000	1,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (d)	7,000,000	7,006,072
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	3,000,000	2,999,981

		115,231,882

Commercial Paper—3.6%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	5,000,000	4,998,615
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (d)	7,000,000	7,000,000
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	7,000,000	7,000,651
Matchpoint Finance plc 2.890%, 05/08/19	3,941,879	3,957,012
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (d)	4,000,000	3,999,936
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	10,000,000	10,002,450

		36,958,664

Repurchase Agreements—3.3%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $12,595,833; collateralized by various Common Stock with an aggregate market value of $13,752,292.	12,500,000	12,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $4,010,850; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $4,353,275.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $755,635; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $765,000.	750,000	750,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $200,028; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $204,000.	200,000	200,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $400,055; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $408,000.	400,000	$400,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $200,031; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $9,245,041; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $9,428,266.	9,243,398	9,243,398
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,511,270; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,511,270; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $3,000,427; collateralized by various Common Stock with an aggregate market value of $3,339,637.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $600,085; collateralized by various Common Stock with an aggregate market value of $667,927.	600,000	600,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $400,056; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $438,190.	400,000	400,000

		34,293,398

Time Deposit—0.1%
Royal Bank of Canada 2.420%, 01/02/19	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $187,494,538)		187,483,944

Total Investments—118.2% (Cost $1,125,114,139)		1,213,535,507
Other assets and liabilities (net)—(18.2)%		(187,130,303)

Net Assets—100.0%		$1,026,405,204

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $193,425,580 and the collateral received consisted of cash in the amount of $187,416,911 and non-cash collateral with a value of $11,752,592. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,013,689,861	$—	$—	$1,013,689,861
Total Short - Term Investment*	—	12,361,702	—	12,361,702
Total Securities Lending Reinvestments*	—	187,483,944	—	187,483,944
Total Investments	$1,013,689,861	$199,845,646	$—	$1,213,535,507

Collateral for Securities Loaned (Liability)	$—	$(187,416,911)	$—	$(187,416,911)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,213,535,507
Receivable for:
Investments sold	3,771,277
Fund shares sold	94,369
Dividends and interest	292,159
Prepaid expenses	3,194

Total Assets	1,217,696,506
Liabilities
Collateral for securities loaned	187,416,911
Payables for:
Investments purchased	2,586,824
Fund shares redeemed	328,039
Accrued Expenses:
Management fees	619,481
Distribution and service fees	39,062
Deferred trustees’ fees	138,370
Other expenses	162,615

Total Liabilities	191,291,302

Net Assets	$1,026,405,204

Net Assets Consist of:
Paid in surplus	$785,289,966
Distributable earnings (Accumulated losses)	241,115,238

Net Assets	$1,026,405,204

Net Assets
Class A	$799,017,066
Class B	144,894,434
Class D	74,242,410
Class E	8,251,294
Capital Shares Outstanding*
Class A	24,625,594
Class B	5,000,774
Class D	2,341,158
Class E	261,812
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$32.45
Class B	28.97
Class D	31.71
Class E	31.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,125,114,139.
(b)	Includes securities loaned at value of $193,425,580.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$6,704,476
Interest	72,605
Securities lending income	907,382

Total investment income	7,684,463
Expenses
Management fees	8,526,259
Administration fees	45,895
Custodian and accounting fees	75,427
Distribution and service fees—Class B	430,936
Distribution and service fees—Class D	87,227
Distribution and service fees—Class E	14,897
Audit and tax services	44,663
Legal	45,317
Trustees’ fees and expenses	33,734
Shareholder reporting	149,110
Insurance	7,754
Miscellaneous	19,341

Total expenses	9,480,560
Less management fee waiver	(253,342)
Less broker commission recapture	(93,703)

Net expenses	9,133,515

Net Investment Loss	(1,449,052)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	154,601,162
Foreign currency transactions	1,596

Net realized gain	154,602,758

Net change in unrealized depreciation on investments	(208,699,364)

Net realized and unrealized loss	(54,096,606)

Net Decrease in Net Assets From Operations	$(55,545,658)

(a)	Net of foreign withholding taxes of $30,194.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,449,052)	$(1,255,813)
Net realized gain	154,602,758	133,869,343
Net change in unrealized appreciation (depreciation)	(208,699,364)	134,667,169

Increase (decrease) in net assets from operations	(55,545,658)	267,280,699

From Distributions to Shareholders (a)
Class A	(100,990,172)	(21,562,735)
Class B	(20,876,824)	(4,569,749)
Class D	(9,718,488)	(2,121,753)
Class E	(1,120,838)	(246,731)

Total distributions	(132,706,322)	(28,500,968)

Decrease in net assets from capital share transactions	(16,894,825)	(130,157,854)

Total increase (decrease) in net assets	(205,146,805)	108,621,877

Net Assets
Beginning of period	1,231,552,009	1,122,930,132

End of period	$1,026,405,204	$1,231,552,009 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	129,276	$4,707,976	134,407	$4,684,834
Reinvestments	2,724,310	100,990,172	609,634	21,562,735
Redemptions	(2,939,192)	(112,278,708)	(3,521,078)	(124,641,890)

Net decrease	(85,606)	$(6,580,560)	(2,777,037)	$(98,394,321)

Class B
Sales	211,910	$6,928,761	280,204	$9,045,272
Reinvestments	629,768	20,876,824	142,360	4,569,749
Redemptions	(1,061,625)	(36,085,641)	(1,062,128)	(34,090,788)

Net decrease	(219,947)	$(8,280,056)	(639,564)	$(20,475,767)

Class D
Sales	93,499	$3,486,570	85,955	$2,955,608
Reinvestments	268,096	9,718,488	61,128	2,121,753
Redemptions	(396,539)	(14,656,325)	(440,176)	(15,365,624)

Net decrease	(34,944)	$(1,451,267)	(293,093)	$(10,288,263)

Class E
Sales	5,863	$209,812	11,517	$396,536
Reinvestments	31,100	1,120,838	7,143	246,731
Redemptions	(52,135)	(1,913,592)	(46,753)	(1,642,770)

Net decrease	(15,172)	$(582,942)	(28,093)	$(999,503)

Decrease derived from capital shares transactions		$(16,894,825)		$(130,157,854)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net realized capital gains.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $(145,572) as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$38.43	$31.41	$33.70		$37.28	$36.90

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03)	(0.02)	(0.00	)(b)(c)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	(1.60)	7.88	1.63		1.51	3.78

Total income (loss) from investment operations	(1.63)	7.86	1.63		1.48	3.73

Less Distributions
Distributions from net realized capital gains	(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Total distributions	(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Net Asset Value, End of Period	$32.45	$38.43	$31.41		$33.70	$37.28

Total Return (%) (d)	(5.64)	25.26	5.40		2.88	11.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.75		0.74	0.76
Net ratio of expenses to average net assets (%) (e)	0.73	0.73	0.73		0.73	0.75
Ratio of net investment loss to average net assets (%)	(0.08)	(0.06)	(0.00	)(b)(f)	(0.09)	(0.13)
Portfolio turnover rate (%)	44	31	40		60	48
Net assets, end of period (in millions)	$799.0	$949.7	$863.5		$878.5	$831.2

	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$34.83	$28.61	$31.11		$34.85	$34.79

Income (Loss) from Investment Operations
Net investment loss (a)	(0.11)	(0.10)	(0.07	)(b)	(0.12)	(0.13)
Net realized and unrealized gain (loss)	(1.40)	7.16	1.49		1.44	3.54

Total income (loss) from investment operations	(1.51)	7.06	1.42		1.32	3.41

Less Distributions
Distributions from net realized capital gains	(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Total distributions	(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Net Asset Value, End of Period	$28.97	$34.83	$28.61		$31.11	$34.85

Total Return (%) (d)	(5.90)	24.93	5.16		2.60	10.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.00	1.00		0.99	1.01
Net ratio of expenses to average net assets (%) (e)	0.98	0.98	0.98		0.98	1.00
Ratio of net investment loss to average net assets (%)	(0.33)	(0.31)	(0.25	)(b)	(0.35)	(0.37)
Portfolio turnover rate (%)	44	31	40		60	48
Net assets, end of period (in millions)	$144.9	$181.9	$167.7		$181.7	$198.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$37.69	$30.85	$33.20		$36.83	$36.52

Income (Loss) from Investment Operations
Net investment loss (a)	(0.06)	(0.06)	(0.03	)(b)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	(1.57)	7.74	1.60		1.50	3.74

Total income (loss) from investment operations	(1.63)	7.68	1.57		1.43	3.66

Less Distributions
Distributions from net realized capital gains	(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Total distributions	(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Net Asset Value, End of Period	$31.71	$37.69	$30.85		$33.20	$36.83

Total Return (%) (d)	(5.76)	25.14	5.29		2.78	11.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85		0.84	0.86
Net ratio of expenses to average net assets (%) (e)	0.83	0.83	0.83		0.83	0.85
Ratio of net investment loss to average net assets (%)	(0.18)	(0.16)	(0.10	)(b)	(0.20)	(0.22)
Portfolio turnover rate (%)	44	31	40		60	48
Net assets, end of period (in millions)	$74.2	$89.6	$82.3		$89.8	$101.3

	Class E
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$37.50	$30.71	$33.08		$36.73	$36.46

Income (Loss) from Investment Operations
Net investment loss (a)	(0.08)	(0.07)	(0.05	)(b)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	(1.55)	7.70	1.60		1.50	3.72

Total income (loss) from investment operations	(1.63)	7.63	1.55		1.41	3.62

Less Distributions
Distributions from net realized capital gains	(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Total distributions	(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Net Asset Value, End of Period	$31.52	$37.50	$30.71		$33.08	$36.73

Total Return (%) (d)	(5.79)	25.09	5.25		2.72	10.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.90		0.89	0.91
Net ratio of expenses to average net assets (%) (e)	0.88	0.88	0.88		0.88	0.90
Ratio of net investment loss to average net assets (%)	(0.23)	(0.21)	(0.15	)(b)	(0.25)	(0.28)
Portfolio turnover rate (%)	44	31	40		60	48
Net assets, end of period (in millions)	$8.3	$10.4	$9.4		$10.3	$11.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $12,361,702. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $34,293,398. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$525,004,860	$0	$688,253,652

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$8,526,259	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $150 million

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class D and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,125,279,401
Gross unrealized appreciation	163,502,226
Gross unrealized depreciation	(75,246,120)

Net unrealized appreciation (depreciation)	$88,256,106

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$1,005,813	$—	$131,700,509	$28,500,968	$132,706,322	$28,500,968

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$5,997,260	$147,000,242	$88,256,106	$—	$241,253,608

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-18

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Frontier Mid Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Frontier Mid Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Frontier Mid Cap Growth Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-22

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-23

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Frontier Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Frontier Capital Management Company, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2018, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three- and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Jennison Growth Portfolio returned 0.35%, 0.11%, and 0.22%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned -1.51%.

MARKET ENVIRONMENT / CONDITIONS

As 2018 began, global gross domestic product growth was accelerating, the labor market was continuing to strengthen, and lower U.S. corporate tax rates were taking effect, helping to boost wages and capital spending. Given the constructive macroeconomic landscape, investors largely overlooked uncertainty created by White House trade and other policy initiatives. A sell-off in the fourth quarter reflected mounting investor concerns about a range of issues, including the pace of U.S. growth, decelerating expansion in non-U.S. economies, U.S. interest rate increases and their effect on U.S. economic growth, the rising risk of a major trade war with China, the state of U.S. trade alliances with other major trading partners, and discord and uncertainty about domestic policy, which culminated in a partial U.S. government shutdown as the year drew to a close.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark over the 12-month period ended December 31, 2018. Positive security selection within Information Technology (“IT”) was the primary driver of outperformance while relative sector weightings were modestly additive.

Overall, the Portfolio’s IT positions were strong contributors to Portfolio performance. Digital transformation of the enterprise has become a strategic imperative across many industries and companies and has supplanted Cloudware as the primarily tool to reduce infrastructure costs. In our view, Portfolio holdings Salesforce.com, Red Hat, Adobe, Workday, and Microsoft offered critical applications and services that have created fundamental changes in the way businesses operate. Payments companies continued to benefit from the long-term shift from cash to electronic credit and debit transactions. Both MasterCard and Visa held strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. The Portfolio’s holdings in Square and PayPal offered innovative low-cost, high-security, easy-to-use digital payment options, in particular for mobile and online transactions. Nvidia, on the other hand, fell significantly in the fourth quarter after strong performance through much of 2017 and 2018. Shares fell during the final quarter and reflected low- and mid-end gaming GPU inventory issues that were exacerbated by a slowdown in the cryptocurrency mining boom.

The Portfolio’s long-term holdings in U.S. internet companies continued to contribute meaningfully to performance. In the Communications Services sector, Netflix continued to raise its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage. Conversely, ongoing concern about data breaches, user-data usage, and increased government scrutiny, coupled with maturation of user engagement, continued to loom over Facebook during the period. However, the company has significant scale benefits and untapped monetization opportunities that we believe should drive better-than-average growth even with higher costs and restriction in data usage. The Portfolio’s holdings in Chinese internet companies fared less well. Tencent was negatively affected by new restrictions on video game approvals implemented by Chinese authorities. While the various business segments of Alibaba were providing significant revenue growth, the company’s stock declined over the period on high business investment spending and Chinese government efforts to tighten control of internet and non-traditional financial companies.

In Consumer Discretionary, Amazon benefited from its market position, scale, and execution.

In Industrials, Boeing was a top relative performer in the Portfolio. Boeing’s gain reflected strong 787 Dreamliner commercial jet cash generation, solid cost controls, and ramped-up 737 jet production. The company’s extensive order backlog reflected strong global demand.

Stock selection within the Portfolio’s Health Care positions were relative detractors over the period. Bristol-Myers Squibb fell on signs that its non-small cell lung cancer program has been eclipsed by a competing franchise. However, the likely broad adoption of immuno-oncology therapy in multiple settings pointed to avenues of potential future growth for Bristol. On the positive side, the Portfolio’s position in Illumina was additive on a relative basis and benefited from advances in systems for analyzing genetic variation and function continued to broaden the understanding of the clinical significance of the genome. We believe Illumina is at the forefront of this technology.

The Portfolio is constructed through individual stock selection, based on the fundamentals of individual companies. Sector weights over the course of 2018 were largely stable, with weights in IT and Health Care being increased modestly, and allocations to Communication Services and Financials being decreased slightly. As of December 31,

BHFTII-1

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

2018, and relative to the Russell 1000 Growth Index benchmark, the Portfolio was overweight Consumer Discretionary and Communication Services, and underweight Industrials.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	0.35	10.77	15.31
Class B	0.11	10.49	15.01
Class E	0.22	10.61	15.14
Russell 1000 Growth Index	-1.51	10.41	15.29

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Amazon.com, Inc.	5.8
Microsoft Corp.	5.2
Apple, Inc.	4.0
MasterCard, Inc. - Class A	4.0
Netflix, Inc.	3.8
Salesforce.com, Inc.	3.7
Visa, Inc. - Class A	3.6
Tencent Holdings, Ltd.	3.2
Adobe, Inc.	3.1
Alibaba Group Holding, Ltd.(ADR)	3.1

Top Sectors

% of Net Assets
Information Technology	33.5
Consumer Discretionary	21.3
Communication Services	16.0
Health Care	14.2
Industrials	5.1
Financials	3.8
Consumer Staples	3.6
Real Estate	1.3
Energy	0.5

BHFTII-3

Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.54%	$1,000.00	$896.20	$2.58
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B (a)	Actual	0.79%	$1,000.00	$895.00	$3.77
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E (a)	Actual	0.69%	$1,000.00	$895.50	$3.30
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.1%
Boeing Co. (The)	230,345	$74,286,262
Safran S.A.	212,104	25,482,194

		99,768,456

Automobiles—2.7%
Tesla, Inc. (a) (b)	197,487	65,723,674

Banks—1.6%
JPMorgan Chase & Co.	405,886	39,622,591

Biotechnology—4.2%
Alexion Pharmaceuticals, Inc. (b)	298,264	29,038,983
BioMarin Pharmaceutical, Inc. (b)	309,613	26,363,547
Celgene Corp. (b)	180,582	11,573,500
Vertex Pharmaceuticals, Inc. (b)	214,146	35,486,134

		102,462,164

Capital Markets—2.2%
Goldman Sachs Group, Inc. (The)	134,540	22,474,907
S&P Global, Inc.	182,827	31,069,620

		53,544,527

Entertainment—4.9%
Activision Blizzard, Inc.	546,843	25,466,479
Netflix, Inc. (b)	343,846	92,033,820

		117,500,299

Equity Real Estate Investment Trusts—1.3%
American Tower Corp.	77,191	12,210,845
Crown Castle International Corp.	177,448	19,276,176

		31,487,021

Food & Staples Retailing—2.1%
Costco Wholesale Corp.	247,326	50,382,779

Health Care Equipment & Supplies—1.9%
Edwards Lifesciences Corp. (a) (b)	101,724	15,581,065
IDEXX Laboratories, Inc. (b)	29,201	5,431,970
Intuitive Surgical, Inc. (b)	51,360	24,597,331

		45,610,366

Health Care Providers & Services—1.7%
UnitedHealth Group, Inc.	160,842	40,068,959

Hotels, Restaurants & Leisure—3.7%
Chipotle Mexican Grill, Inc. (a) (b)	40,833	17,631,281
Marriott International, Inc. - Class A (a)	354,650	38,500,804
McDonald’s Corp.	181,631	32,252,217

		88,384,302

Interactive Media & Services—11.1%
Alphabet, Inc. - Class A (b)	60,184	62,889,873
Alphabet, Inc. - Class C (b)	60,758	62,921,592
Facebook, Inc. - Class A (b)	508,920	66,714,323

Interactive Media & Services—(Continued)
Tencent Holdings, Ltd.	1,952,849	77,409,033

		269,934,821

Internet & Direct Marketing Retail—9.8%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	544,217	74,595,824
Amazon.com, Inc. (b)	93,464	140,380,124
Booking Holdings, Inc. (b)	10,997	18,941,453
Farfetch, Ltd. - Class A (a) (b)	257,329	4,557,297

		238,474,698

IT Services—9.5%
MasterCard, Inc. - Class A	510,228	96,254,512
PayPal Holdings, Inc. (b)	400,340	33,664,591
Square, Inc. - Class A (a) (b)	250,797	14,067,204
Visa, Inc. - Class A (a)	658,864	86,930,516

		230,916,823

Life Sciences Tools & Services—1.9%
Illumina, Inc. (b)	156,200	46,849,066

Oil, Gas & Consumable Fuels—0.5%
EOG Resources, Inc.	135,271	11,796,984

Personal Products—1.6%
Estee Lauder Cos., Inc. (The) - Class A	291,098	37,871,850

Pharmaceuticals—4.5%
AstraZeneca plc (ADR) (a)	1,387,542	52,698,845
Bristol-Myers Squibb Co.	477,152	24,802,361
Merck & Co., Inc.	418,967	32,013,269

		109,514,475

Road & Rail—1.0%
Union Pacific Corp.	178,210	24,633,968

Semiconductors & Semiconductor Equipment—2.8%
Broadcom, Inc.	131,531	33,445,703
NVIDIA Corp.	257,743	34,408,690

		67,854,393

Software—17.2%
Adobe, Inc. (b)	333,151	75,372,082
Microsoft Corp.	1,249,309	126,892,315
Red Hat, Inc. (b)	177,734	31,217,200
Salesforce.com, Inc. (b)	657,248	90,023,259
ServiceNow, Inc. (b)	83,956	14,948,366
Splunk, Inc. (a) (b)	290,737	30,483,774
Workday, Inc. - Class A (a) (b)	298,040	47,591,027

		416,528,023

Specialty Retail—1.7%
Home Depot, Inc. (The)	245,561	42,192,291

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—4.0%
Apple, Inc.	619,104	$97,657,465

Textiles, Apparel & Luxury Goods—3.3%
Kering S.A.	65,362	30,590,363
lululemon athletica, Inc. (b)	103,284	12,560,367
NIKE, Inc. - Class B	511,133	37,895,401

		81,046,131

Total Common Stocks (Cost $1,634,101,899)		2,409,826,126

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $18,549,675; collateralized by U.S. Treasury Note at 2.875%, maturing 09/30/23, with a market value of $18,921,863.	18,548,438	18,548,438

Total Short-Term Investments (Cost $18,548,438)		18,548,438

Securities Lending Reinvestments (c)—14.1%

Certificates of Deposit—7.3%
Banco Del Estado De Chile New York 2.720%, 1M LIBOR + 0.250%, 03/20/19 (d)	3,000,000	2,999,742
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	8,000,000	7,999,800
Bank of Nova Scotia 2.890%, SOFR + 0.430%, 05/16/19 (d)	4,000,000	3,999,997
3.072%, 3M LIBOR + 0.280%, 03/20/19 (d)	5,000,000	5,001,995
Barclays Bank plc 2.500%, 02/01/19	3,000,000	2,999,613
2.547%, 1M LIBOR + 0.200%, 02/04/19 (d)	3,500,000	3,499,668
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (d)	4,000,000	3,999,488
2.740%, 1M LIBOR + 0.270%, 07/19/19 (d)	2,000,000	1,999,188
China Construction Bank Corp. 2.550%, 01/07/19	2,000,000	2,000,000
Citibank N.A. 2.490%, 02/04/19	3,000,000	2,999,583
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (d)	2,000,000	2,000,006
2.642%, 1M LIBOR + 0.210%, 09/13/19 (d)	4,500,000	4,500,000
Cooperative Rabobank UA 2.608%, 3M LIBOR + 0.200%, 04/05/19 (d)	3,000,000	3,000,942
Credit Agricole S.A. 2.500%, 02/12/19	5,000,000	4,999,150
Credit Industriel et Commercial Zero Coupon, 01/25/19	7,330,169	7,412,377
Credit Suisse AG 2.620%, 04/01/19	8,000,000	7,995,856
2.890%, SOFR + 0.430%, 05/02/19 (d)	4,000,000	3,999,952

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	4,962,437	4,994,900
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	4,000,000	4,000,024
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (d)	3,000,000	2,998,110
2.731%, 3M LIBOR + 0.190%, 02/01/19 (d)	2,000,000	1,999,552
2.940%, SOFR + 0.480%, 06/12/19 (d)	2,000,000	1,999,788
Royal Bank of Canada New York
2.650%, 1M LIBOR + 0.250%, 01/11/19 (d)	4,000,000	4,000,032
2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	6,000,000	5,993,862
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	11,000,000	10,999,098
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (d)	3,000,000	2,998,668
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	10,000,000	9,999,710
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (d)	6,000,000	5,999,880
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	7,000,000	6,997,431
Sumitomo Mitsui Banking Corp., New York
2.549%, 1M LIBOR + 0.200%, 04/03/19 (d)	2,000,059	1,999,408
2.559%, 1M LIBOR + 0.180%, 03/05/19 (d)	4,000,000	3,999,052
2.665%, 1M LIBOR + 0.210%, 05/17/19 (d)	7,000,000	6,997,060
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	6,949,443	6,961,990
Svenska Handelsbanken AB
2.620%, 3M LIBOR + 0.100%, 04/30/19 (d)	5,000,000	4,999,775
2.767%, 1M LIBOR + 0.380%, 12/10/19 (d)	5,000,000	4,999,835
2.822%, 1M LIBOR + 0.300%, 10/31/19 (d)	4,000,000	3,999,064
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	3,000,000	2,997,144
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	5,000,000	4,999,969

		176,341,709

Commercial Paper—2.4%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	5,000,000	4,998,615
Banco Santander S.A.
2.500%, 01/16/19	3,974,444	3,995,184
2.740%, 02/07/19	4,964,989	4,985,440
Bank of China, Ltd. 2.690%, 01/17/19	4,966,375	4,994,130
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	10,000,000	10,000,930
Matchpoint Finance plc 2.890%, 05/08/19	3,941,879	3,957,012
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (d)	4,000,000	3,999,936
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (d)	2,000,000	1,999,780
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	15,000,000	15,003,675

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (d)	5,000,000	$4,999,800

		58,934,502

Master Demand Notes—0.2%
Natixis Financial Products LLC 2.640%, OBFR + 0.250%, 01/02/19 (d)	4,000,000	4,000,000

Repurchase Agreements—4.0%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $15,115,000; collateralized by various Common Stock with an aggregate market value of $16,502,750.	15,000,000	15,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $6,016,275; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $6,529,912.	6,000,000	6,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $34,082; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $34,759.	34,077	34,077
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $51,305; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $52,324.	51,298	51,298
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $25,902; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $26,416.	25,898	25,898
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $1,802,203; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $1,837,921.	1,801,883	1,801,883
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $4,533,810; collateralized by various Common Stock with an aggregate market value of $4,950,000.	4,500,000	4,500,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $8,563,863; collateralized by various Common Stock with an aggregate market value of $9,350,000.	8,500,000	8,500,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $10,001,422; collateralized by various Common Stock with an aggregate market value of $11,132,123.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $15,007,554; collateralized by various Common Stock with an aggregate market value of $16,699,828.	15,000,000	15,000,000
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $20,002,811; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $21,909,518.	20,000,000	20,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $5,002,489; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $11,105,525; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $12,159,782.	11,100,000	11,100,000

		97,013,156

Time Deposit—0.2%
Royal Bank of Canada 2.420%, 01/02/19	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $341,319,387)		341,289,367

Total Investment—114.1% (Cost $1,993,969,724)		2,769,663,931
Other assets and liabilities (net)—(14.1)%		(342,985,184)

Net Assets—100.0%		$2,426,678,747

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $340,582,384 and the collateral received consisted of cash in the amount of $341,102,951 and non-cash collateral with a value of $6,327,791. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe- keeping by the lending agent, or a third-party custodian, cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2018

(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$74,286,262	$25,482,194	$—	$99,768,456
Automobiles	65,723,674	—	—	65,723,674
Banks	39,622,591	—	—	39,622,591
Biotechnology	102,462,164	—	—	102,462,164
Capital Markets	53,544,527	—	—	53,544,527
Entertainment	117,500,299	—	—	117,500,299
Equity Real Estate Investment Trusts	31,487,021	—	—	31,487,021
Food & Staples Retailing	50,382,779	—	—	50,382,779
Health Care Equipment & Supplies	45,610,366	—	—	45,610,366
Health Care Providers & Services	40,068,959	—	—	40,068,959
Hotels, Restaurants & Leisure	88,384,302	—	—	88,384,302
Interactive Media & Services	192,525,788	77,409,033	—	269,934,821
Internet & Direct Marketing Retail	238,474,698	—	—	238,474,698
IT Services	230,916,823	—	—	230,916,823
Life Sciences Tools & Services	46,849,066	—	—	46,849,066
Oil, Gas & Consumable Fuels	11,796,984	—	—	11,796,984
Personal Products	37,871,850	—	—	37,871,850
Pharmaceuticals	109,514,475	—	—	109,514,475
Road & Rail	24,633,968	—	—	24,633,968
Semiconductors & Semiconductor Equipment	67,854,393	—	—	67,854,393
Software	416,528,023	—	—	416,528,023
Specialty Retail	42,192,291	—	—	42,192,291
Technology Hardware, Storage & Peripherals	97,657,465	—	—	97,657,465
Textiles, Apparel & Luxury Goods	50,455,768	30,590,363	—	81,046,131
Total Common Stocks	2,276,344,536	133,481,590	—	2,409,826,126
Total Short-Term Investment*	—	18,548,438	—	18,548,438
Total Securities Lending Reinvestments*	—	341,289,367	—	341,289,367
Total Investments	$2,276,344,536	$493,319,395	$—	$2,769,663,931

Collateral for Securities Loaned (Liability)	$—	$(341,102,951)	$—	$(341,102,951)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$2,769,663,931
Receivable for:
Fund shares sold	213,302
Dividends and interest	343,193
Prepaid expenses	7,712

Total Assets	2,770,228,138
Liabilities
Collateral for securities loaned	341,102,951
Payables for:
Fund shares redeemed	737,471
Accrued Expenses:
Management fees	1,104,037
Distribution and service fees	172,677
Deferred trustees’ fees	160,655
Other expenses	271,600

Total Liabilities	343,549,391

Net Assets	$2,426,678,747

Net Assets Consist of:
Paid in surplus	$1,248,467,796
Distributable earnings (Accumulated losses)	1,178,210,951

Net Assets	$2,426,678,747

Net Assets
Class A	$1,625,636,810
Class B	788,698,423
Class E	12,343,514
Capital Shares Outstanding*
Class A	112,083,891
Class B	55,367,900
Class E	857,581
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.50
Class B	14.24
Class E	14.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,993,969,724.
(b)	Includes securities loaned at value of $340,582,384.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$21,704,004
Non-cash dividends	3,865,685
Interest	52,315
Securities lending income	2,048,647

Total investment income	27,670,651
Expenses
Management fees	16,980,818
Administration fees	98,395
Custodian and accounting fees	172,281
Distribution and service fees—Class B	2,261,031
Distribution and service fees—Class E	21,527
Audit and tax services	44,662
Legal	45,316
Trustees’ fees and expenses	33,732
Shareholder reporting	132,532
Insurance	18,319
Miscellaneous	57,937

Total expenses	19,866,550
Less management fee waiver	(2,273,574)
Less broker commission recapture	(69,611)

Net expenses	17,523,365

Net Investment Income	10,147,286

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	395,734,574
Foreign currency transactions	26,039

Net realized gain	395,760,613

Net change in unrealized depreciation on:
Investments	(347,677,137)
Foreign currency transactions	(4,945)

Net change in unrealized depreciation	(347,682,082)

Net realized and unrealized gain	48,078,531

Net Increase in Net Assets From Operations	$58,225,817

(a)	Net of foreign withholding taxes of $691,933.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,147,286	$7,969,834
Net realized gain	395,760,613	413,530,795
Net change in unrealized appreciation (depreciation)	(347,682,082)	456,476,709

Increase in net assets from operations	58,225,817	877,977,338

From Distributions to Shareholders (a)
Class A	(285,901,316)	(141,964,854)
Class B	(135,875,410)	(61,476,425)
Class E	(2,173,787)	(893,829)

Total distributions	(423,950,513)	(204,335,108)

Decrease in net assets from capital share transactions	(94,200,687)	(360,449,847)

Total increase (decrease) in net assets	(459,925,383)	313,192,383

Net Assets
Beginning of period	2,886,604,130	2,573,411,747

End of period	$2,426,678,747	$2,886,604,130 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	3,754,595	$63,688,868	2,471,333	$38,184,136
Reinvestments	17,099,361	285,901,316	9,730,285	141,964,854
Redemptions	(26,652,343)	(471,395,522)	(29,136,036)	(446,966,658)

Net decrease	(5,798,387)	$(121,805,338)	(16,934,418)	$(266,817,668)

Class B
Sales	4,409,354	$72,845,490	2,193,395	$33,511,604
Reinvestments	8,264,927	135,875,410	4,272,163	61,476,425
Redemptions	(10,768,477)	(181,998,176)	(12,435,218)	(188,357,013)

Net increase (decrease)	1,905,804	$26,722,724	(5,969,660)	$(93,368,984)

Class E
Sales	238,032	$4,078,585	99,379	$1,518,729
Reinvestments	130,951	2,173,787	61,601	893,829
Redemptions	(320,539)	(5,370,445)	(175,341)	(2,675,753)

Net increase (decrease)	48,444	$881,927	(14,361)	$(263,195)

Decrease derived from capital shares transactions		$(94,200,687)		$(360,449,847)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(6,092,912)	$(135,871,942)
Class B	(708,505)	(60,767,920)
Class E	(21,896)	(871,933)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $7,321,723 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015		2014
Net Asset Value, Beginning of Period	$16.85	$13.25	$15.30		$16.23		$15.82

Income (Loss) from Investment Operations
Net investment income (a)	0.07	0.06	0.05		0.04		0.04
Net realized and unrealized gain (loss)	0.35	4.71	(0.16)		1.67		1.26

Total income (loss) from investment operations	0.42	4.77	(0.11)		1.71		1.30

Less Distributions
Distributions from net investment income	(0.06)	(0.05)	(0.04)		(0.05)		(0.04)
Distributions from net realized capital gains	(2.71)	(1.12)	(1.90)		(2.59)		(0.85)

Total distributions	(2.77)	(1.17)	(1.94)		(2.64)		(0.89)

Net Asset Value, End of Period	$14.50	$16.85	$13.25		$15.30		$16.23

Total Return (%) (b)	0.35	37.32	0.17		10.78		9.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.62	0.62		0.62		0.62
Net ratio of expenses to average net assets (%) (c)	0.54	0.54	0.55		0.54		0.54
Ratio of net investment income to average net assets (%)	0.44	0.36	0.35		0.27		0.26
Portfolio turnover rate (%)	26	35	25		28		25
Net assets, end of period (in millions)	$1,625.6	$1,986.1	$1,786.2		$1,897.1		$2,047.5

	Class B
	Year Ended December 31,
	2018	2017	2016		2015		2014
Net Asset Value, Beginning of Period	$16.59	$13.06	$15.11		$16.05		$15.66

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.02	0.01		0.00	(d)	0.00 (d)
Net realized and unrealized gain (loss)	0.35	4.64	(0.16)		1.65		1.25

Total income (loss) from investment operations	0.38	4.66	(0.15)		1.65		1.25

Less Distributions
Distributions from net investment income	(0.02)	(0.01)	(0.00	)(e)	(0.00	)(e)	(0.01)
Distributions from net realized capital gains	(2.71)	(1.12)	(1.90)		(2.59)		(0.85)

Total distributions	(2.73)	(1.13)	(1.90)		(2.59)		(0.86)

Net Asset Value, End of Period	$14.24	$16.59	$13.06		$15.11		$16.05

Total Return (%) (b)	0.11	36.99	(0.13)		10.54		8.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.87		0.87		0.87
Net ratio of expenses to average net assets (%) (c)	0.79	0.79	0.80		0.79		0.79
Ratio of net investment income to average net assets (%)	0.19	0.11	0.10		0.02		0.01
Portfolio turnover rate (%)	26	35	25		28		25
Net assets, end of period (in millions)	$788.7	$887.0	$776.3		$867.6		$907.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.74	$13.17	$15.22	$16.15	$15.75

Income (Loss) from Investment Operations
Net investment income (a)	0.05	0.03	0.03	0.02	0.02
Net realized and unrealized gain (loss)	0.35	4.69	(0.16)	1.66	1.25

Total income (loss) from investment operations	0.40	4.72	(0.13)	1.68	1.27

Less Distributions
Distributions from net investment income	(0.04)	(0.03)	(0.02)	(0.02)	(0.02)
Distributions from net realized capital gains	(2.71)	(1.12)	(1.90)	(2.59)	(0.85)

Total distributions	(2.75)	(1.15)	(1.92)	(2.61)	(0.87)

Net Asset Value, End of Period	$14.39	$16.74	$13.17	$15.22	$16.15

Total Return (%) (b)	0.22	37.12	(0.01)	10.66	8.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.77	0.77	0.77	0.77
Net ratio of expenses to average net assets (%) (c)	0.69	0.69	0.70	0.69	0.69
Ratio of net investment income to average net assets (%)	0.28	0.21	0.20	0.12	0.11
Portfolio turnover rate (%)	26	35	25	28	25
Net assets, end of period (in millions)	$12.3	$13.5	$10.8	$12.6	$12.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $18,548,438. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $97,013,156. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$739,819,387	$0	$1,259,291,185

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$16,980,818	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.100%	Of the first $200 million
0.050%	On the next $800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,998,389,744
Gross unrealized appreciation	816,663,785
Gross unrealized depreciation	(45,389,598)

Net unrealized appreciation (depreciation)	$771,274,187

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$10,269,055	$6,823,313	$413,681,458	$197,511,795	$423,950,513	$204,335,108

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$9,759,883	$397,334,198	$771,277,525	$—	$1,178,371,606

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-18

Brighthouse Funds Trust II

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jennison Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Jennison Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Jennison Growth Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-22

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-23

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Jennison Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Jennison Associates LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned -11.07%, -11.30%, and -11.21%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned -11.01%.

MARKET ENVIRONMENT / CONDITIONS

After a somewhat weak and volatile start to 2018, domestic equity markets returned to broad-based gains during the first half of the year. Despite numerous concerns including the aging economic recovery, Federal Reserve (the “Fed”) interest rate normalization and intensifying threats of import tariffs and trade wars, investors chose to focus on the current healthy state of the U.S. economy and the improved corporate earnings outlook. Against this backdrop of tax reform, trade wars, U.S. dollar strength and weaker international growth, domestically focused U.S. small cap stocks benefited from strong inflows. The first half of the year saw material outperformance from the smallest of the small cap stocks and from small cap growth stocks far exceeding their value counterparts.

Starting late in the third quarter, market leadership began to change. Stocks tumbled during the final quarter of 2018, with concerns about continued Fed policy tightening, trade wars and weaker global growth all contributing to a negative turn in investor sentiment. The market decline was broad based and comprehensive across market capitalization and investment style. Small-cap stocks were particularly weak, continuing a trend that started during the third quarter. The sharp decline more than offset the advantage small caps had over large caps during the first half of the calendar year. The fourth quarter sell-off also completely reversed the prior year-to-date market gains and turned what appeared in late August to be a dynamic and attractive return year for U.S. equities, into modest overall losses. Economic drivers and investor sentiment also shifted, which resulted in distinct changes in market leadership.

The disparity of returns between market capitalizations and investment style proved meaningful for the year. The Russell 2000 Small Cap Index produced a -11.0% return, well below the -4.4% return of the S&P 500 Index. For the calendar year of 2018, small-cap growth stocks outperformed value stocks as the Russell 2000 Growth Index returned -9.3% compared to the Russell 2000 Value Index return of -12.9%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio underperformed the Russell 2000 Index during the twelve months ended December 31, 2018. An underweight allocation to the Health Care sector, coupled with stock selection in the Financials, Energy, and Information Technology (“IT”) sectors detracted from relative performance. Conversely, positive stock selection in the Health Care sector more than offset the negative effects of the sector underweight. An underweight to the Energy sector, the worst performing sector in the Index, aided relative performance, and an overweight to the IT sector and stock selection in the Industrials and Materials sectors were beneficial to the Portfolio’s return.

The largest detractors from the Portfolio’s performance were LCI Industries, C&J Energy Services. and Marriott Vacations Worldwide. LCI Industries is a leading supplier of sub-components and parts for recreational vehicles, manufactured housing and other consumer durable end markets. After a strong run during the second half of 2017, the stock came under pressure due to investor concerns over rising raw material costs and the sustainability of robust trends in the RV industry as end market trends continued to weaken. C&J Energy provides well construction, completions and services to the oil and gas industry. While the entire energy sector was under intense pressure for much of the year, C&J was particularly impacted as customers reduced capital spending plans due to lower commodity prices and production bottlenecks in various markets. Marriott Vacations manages and develops vacation ownership resorts, also known as time share properties. In April of 2018, the company announced an anticipated acquisition of peer ILG, but investors were disappointed by cost saving projections and the price of the deal, as well as by numerous merger related accounting adjustments when the newly-combined entity reported its third quarter earnings results. These issues combined with concerns regarding the domestic economy caused the stock to contract further into year-end.

The Portfolio’s top contributors over the year included Insperity, Mellanox Technologies, and Five9, Inc. Insperity is a provider of human resource services including payroll, benefits administration, workers comp and recruiting to small and medium sized businesses. The company has posted a string of positive earnings reports and fundamental improvements in employment trends continued to drive the stock materially higher over the year. Mellanox Technologies is a leading provider of networking technologies used for high performance and cloud computing. The explosion of data and proliferation of data centers has driven demand for faster networks and interconnects, matching well with the leading products developed by Mellanox. Five9, the largest cloud contact center solutions provider, reported a solid quarter during the year with record revenues. The company executed well in a market that continued to benefit from the conversion of on-premise legacy solutions to cloud-based solutions.

During the period, we added new stocks with attractive investment potential and eliminated holdings where the valuation had exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions included NextEra Energy Partners, Vistra Energy, and Harsco Corporation. NextEra Partners is a growth-oriented limited partnership formed to acquire and manage contracted clean energy projects (wind and solar). Vistra Energy is the largest independent, wholesale power producer in the U.S. and also operates TXU Energy, the largest retailer of electricity in Texas. Harsco is a diversified, multinational provider of industrial services and engineered products. Eliminations from the Portfolio included Teradyne, based on market capitalization and stock valuations; Caesars Entertainment on elevated debt levels on balance sheet and near-term operational pressures; and Arch Coal was sold after the stock price recovered from first quarter earnings that were lower than investor expectations.

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

We managed the Portfolio in a bottom up, fundamentally grounded fashion and focused on selecting stocks that fit our investment philosophy and process. While the economic backdrop may be a consideration in the analysis of each security’s investment potential, the Portfolio’s decisions were not driven by macroeconomic expectations. Sector weight changes during the period ended December 31, 2018 were modest and reflected both our repositioning within the Portfolio as well as market impacts. We decreased weights in the Energy and Industrials sectors while we increased the weights to the Health Care and Utility sectors.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwatz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	-11.07	4.55	12.93
Class B	-11.30	4.29	12.64
Class E	-11.21	4.40	12.76
Russell 2000 Index	-11.01	4.41	11.97

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Euronet Worldwide, Inc.	1.1
Littelfuse, Inc.	1.1
AMN Healthcare Services, Inc.	1.0
Mellanox Technologies, Ltd.	1.0
ALLETE, Inc.	1.0
KAR Auction Services, Inc.	0.9
Employers Holdings, Inc.	0.8
Ingevity Corp.	0.8
Viad Corp.	0.8
RBC Bearings, Inc.	0.8

Top Sectors

% of Net Assets
Financials	19.2
Information Technology	17.9
Industrials	17.3
Health Care	12.1
Consumer Discretionary	10.7
Real Estate	5.2
Consumer Staples	3.8
Utilities	3.4
Materials	3.1
Communication Services	2.6

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.88%	$1,000.00	$843.10	$4.09
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class B (a)	Actual	1.13%	$1,000.00	$842.10	$5.25
	Hypothetical*	1.13%	$1,000.00	$1,019.51	$5.75

Class E (a)	Actual	1.03%	$1,000.00	$842.50	$4.78
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—97.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
AAR Corp.	33,304	$1,243,572
Aerojet Rocketdyne Holdings, Inc. (a) (b)	80,335	2,830,202
Astronics Corp. (a)	30,698	934,754
BWX Technologies, Inc.	28,779	1,100,221
Hexcel Corp. (b)	25,049	1,436,310
Mercury Systems, Inc. (a)	19,842	938,328

		8,483,387

Auto Components—1.4%
Cooper Tire & Rubber Co. (b)	60,215	1,946,751
Fox Factory Holding Corp. (a)	30,032	1,767,984
LCI Industries	14,151	945,287
Stoneridge, Inc. (a)	27,595	680,216

		5,340,238

Banks—11.7%
Ameris Bancorp	19,662	622,696
BancorpSouth Bank	83,888	2,192,832
Bank OZK (b)	39,676	905,803
Bryn Mawr Bank Corp.	59,197	2,036,377
Carolina Financial Corp.	27,114	802,303
Cathay General Bancorp (b)	73,024	2,448,495
CenterState Bank Corp.	95,934	2,018,451
Chemical Financial Corp.	78,053	2,857,520
CVB Financial Corp.	128,647	2,602,529
First Financial Bancorp	90,458	2,145,664
First Financial Bankshares, Inc.	27,618	1,593,282
Home BancShares, Inc.	129,552	2,116,880
Iberiabank Corp.	35,130	2,258,156
Pacific Premier Bancorp, Inc. (a)	25,133	641,394
PacWest Bancorp (b)	53,740	1,788,467
Pinnacle Financial Partners, Inc.	58,445	2,694,315
Popular, Inc.	57,298	2,705,612
Prosperity Bancshares, Inc. (b)	42,944	2,675,411
Signature Bank	15,796	1,623,987
Texas Capital Bancshares, Inc. (a)	28,872	1,475,070
Triumph Bancorp, Inc. (a)	78,995	2,346,152
UMB Financial Corp.	16,364	997,713
Wintrust Financial Corp.	40,182	2,671,701

		44,220,810

Beverages—0.8%
Cott Corp.	156,629	2,183,408
MGP Ingredients, Inc. (b)	17,371	991,016

		3,174,424

Biotechnology—1.6%
Aimmune Therapeutics, Inc. (a) (b)	34,485	824,881
Argenx SE (ADR) (a)	12,057	1,158,316
Blueprint Medicines Corp. (a)	14,125	761,479
Genomic Health, Inc. (a)	23,025	1,483,040
Myriad Genetics, Inc. (a)	28,686	833,902
Xencor, Inc. (a)	25,103	907,725

		5,969,343

Building Products—1.9%
AAON, Inc.	12,621	$442,492
Armstrong World Industries, Inc.	37,848	2,203,132
Masonite International Corp. (a)	26,067	1,168,584
Resideo Technologies, Inc. (a)	92,388	1,898,573
Trex Co., Inc. (a)	26,889	1,596,131

		7,308,912

Capital Markets—1.3%
Artisan Partners Asset Management, Inc. - Class A	29,863	660,271
Donnelley Financial Solutions, Inc. (a)	122,388	1,717,104
Hercules Capital, Inc.	72,230	798,141
Stifel Financial Corp.	46,489	1,925,574

		5,101,090

Chemicals—2.8%
AdvanSix, Inc. (a)	78,722	1,916,093
Ashland Global Holdings, Inc.	22,086	1,567,223
Cabot Corp.	40,908	1,756,589
Ingevity Corp. (a)	35,498	2,970,828
Minerals Technologies, Inc.	13,763	706,592
WR Grace & Co.	26,112	1,694,930

		10,612,255

Commercial Services & Supplies—2.4%
Clean Harbors, Inc. (a)	33,861	1,671,040
KAR Auction Services, Inc.	70,931	3,384,827
Kimball International, Inc. - Class B	74,366	1,055,254
Viad Corp.	58,200	2,915,238

		9,026,359

Communications Equipment—0.6%
Digi International, Inc. (a)	95,393	962,515
Viavi Solutions, Inc. (a)	119,300	1,198,965

		2,161,480

Construction & Engineering—0.5%
MYR Group, Inc. (a)	24,384	686,897
Primoris Services Corp.	54,077	1,034,493

		1,721,390

Consumer Finance—0.8%
Green Dot Corp. - Class A (a)	22,014	1,750,553
PRA Group, Inc. (a) (b)	47,374	1,154,505

		2,905,058

Distributors—0.6%
Core-Mark Holding Co., Inc.	16,902	392,972
Pool Corp.	13,076	1,943,747

		2,336,719

Diversified Consumer Services—2.6%
Adtalem Global Education, Inc. (a)	23,401	1,107,335
Bright Horizons Family Solutions, Inc. (a)	12,271	1,367,603
Chegg, Inc. (a) (b)	56,592	1,608,345

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
frontdoor, Inc. (a)	19,192	$510,699
Grand Canyon Education, Inc. (a)	20,435	1,964,621
Laureate Education, Inc. - Class A (a)	112,485	1,714,271
ServiceMaster Global Holdings, Inc. (a)	38,385	1,410,265

		9,683,139

Diversified Financial Services—0.3%
Cannae Holdings, Inc. (a)	73,360	1,255,923

Diversified Telecommunication Services—0.4%
Cogent Communications Holdings, Inc.	32,529	1,470,636

Electric Utilities—1.0%
ALLETE, Inc.	48,118	3,667,554

Electrical Equipment—0.9%
Generac Holdings, Inc. (a)	33,833	1,681,500
TPI Composites, Inc. (a) (b)	74,238	1,824,770

		3,506,270

Electronic Equipment, Instruments & Components—2.3%
II-VI, Inc. (a) (b)	26,463	858,989
Kimball Electronics, Inc. (a)	31,991	495,540
Littelfuse, Inc.	23,346	4,003,372
Methode Electronics, Inc.	43,423	1,011,322
Novanta, Inc. (a)	8,006	504,378
Rogers Corp. (a)	6,902	683,712
Vishay Intertechnology, Inc. (b)	60,772	1,094,504

		8,651,817

Energy Equipment & Services—1.4%
Apergy Corp. (a)	64,606	1,749,530
C&J Energy Services, Inc. (a)	91,483	1,235,021
Cactus, Inc. - Class A (a)	44,886	1,230,325
KLX Energy Services Holdings, Inc. (a)	42,127	987,878

		5,202,754

Entertainment—0.5%
IMAX Corp. (a)	65,310	1,228,481
Liberty Braves Group - Class C (a)	26,346	655,752

		1,884,233

Equity Real Estate Investment Trusts—5.2%
American Campus Communities, Inc.	38,783	1,605,228
Corepoint Lodging, Inc.	32,847	402,376
CubeSmart	96,732	2,775,241
CyrusOne, Inc. (b)	37,480	1,981,942
iStar, Inc. (b)	183,427	1,682,026
JBG SMITH Properties	62,434	2,173,328
National Retail Properties, Inc. (b)	31,847	1,544,898
Retail Opportunity Investments Corp.	178,706	2,837,851
Rexford Industrial Realty, Inc.	65,662	1,935,059
Ryman Hospitality Properties, Inc.	25,498	1,700,462
Sabra Health Care REIT, Inc.	57,386	945,721

		19,584,132

Food & Staples Retailing—0.3%
Chefs’ Warehouse, Inc. (The) (a)	38,016	1,215,752

Food Products—2.6%
Darling Ingredients, Inc. (a)	60,799	1,169,773
Freshpet, Inc. (a) (b)	44,867	1,442,923
J&J Snack Foods Corp.	15,915	2,301,150
Nomad Foods, Ltd. (a)	162,805	2,722,099
Post Holdings, Inc. (a) (b)	24,082	2,146,429

		9,782,374

Health Care Equipment & Supplies—4.0%
AtriCure, Inc. (a)	53,517	1,637,620
Avanos Medical, Inc. (a) (b)	45,994	2,060,071
Insulet Corp. (a) (b)	21,945	1,740,678
iRhythm Technologies, Inc. (a)	19,660	1,365,977
Merit Medical Systems, Inc. (a)	24,336	1,358,192
Penumbra, Inc. (a) (b)	7,987	976,011
Quidel Corp. (a)	31,577	1,541,589
Tactile Systems Technology, Inc. (a)	17,620	802,591
Varex Imaging Corp. (a)	76,538	1,812,420
Wright Medical Group NV (a) (b)	69,910	1,902,950

		15,198,099

Health Care Providers & Services—2.0%
Amedisys, Inc. (a)	13,227	1,549,014
AMN Healthcare Services, Inc. (a)	69,293	3,926,141
BioTelemetry, Inc. (a)	26,965	1,610,350
LHC Group, Inc. (a)	6,901	647,866

		7,733,371

Health Care Technology—1.8%
Evolent Health, Inc. - Class A (a) (b)	44,323	884,244
HMS Holdings Corp. (a)	26,936	757,710
Medidata Solutions, Inc. (a) (b)	26,314	1,774,090
Teladoc Health, Inc. (a) (b)	26,582	1,317,670
Vocera Communications, Inc. (a) (b)	50,850	2,000,947

		6,734,661

Hotels, Restaurants & Leisure—2.5%
Churchill Downs, Inc.	10,154	2,476,967
Cracker Barrel Old Country Store, Inc. (b)	5,394	862,285
Marriott Vacations Worldwide Corp.	28,405	2,002,837
Planet Fitness, Inc. - Class A (a) (b)	39,528	2,119,491
Wingstop, Inc.	29,916	1,920,308

		9,381,888

Household Durables—0.6%
Helen of Troy, Ltd. (a)	18,355	2,407,809

Independent Power and Renewable Electricity Producers—1.3%
NextEra Energy Partners LP (b)	56,995	2,453,635
Vistra Energy Corp. (a)	103,957	2,379,575

		4,833,210

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—0.6%
Raven Industries, Inc.	59,151	$2,140,675

Insurance—3.7%
Employers Holdings, Inc.	75,036	3,149,261
First American Financial Corp.	42,713	1,906,708
Goosehead Insurance, Inc. - Class A (a) (b)	35,811	941,471
Kinsale Capital Group, Inc. (b)	32,803	1,822,535
ProAssurance Corp.	40,245	1,632,337
Reinsurance Group of America, Inc.	19,152	2,685,685
Stewart Information Services Corp.	19,533	808,666
Trupanion, Inc. (a) (b)	46,884	1,193,667

		14,140,330

Interactive Media & Services—0.2%
IAC/InterActiveCorp (a)	3,568	653,087

Internet & Direct Marketing Retail—0.2%
Duluth Holdings, Inc. - Class B (a) (b)	36,309	916,076

IT Services—5.3%
Conduent, Inc. (a)	145,416	1,545,772
CSG Systems International, Inc.	39,060	1,240,936
Euronet Worldwide, Inc. (a)	39,741	4,068,683
EVERTEC, Inc.	29,459	845,473
Evo Payments, Inc. - Class A (a) (b)	55,836	1,377,474
Genpact, Ltd.	75,014	2,024,628
InterXion Holding NV (a)	31,273	1,693,746
Perspecta, Inc.	117,487	2,023,126
Virtusa Corp. (a)	34,308	1,461,178
WEX, Inc. (a)	16,345	2,289,281
WNS Holdings, Ltd. (ADR) (a)	39,904	1,646,439

		20,216,736

Leisure Products—0.2%
Malibu Boats, Inc. - Class A (a)	25,481	886,739

Life Sciences Tools & Services—1.3%
Cambrex Corp. (a) (b)	54,836	2,070,607
NeoGenomics, Inc. (a)	64,622	814,884
PRA Health Sciences, Inc. (a)	22,803	2,096,964

		4,982,455

Machinery—5.3%
Alamo Group, Inc.	14,965	1,157,094
Albany International Corp. - Class A	27,333	1,706,399
Altra Industrial Motion Corp.	57,600	1,448,640
Chart Industries, Inc. (a)	15,037	977,856
Columbus McKinnon Corp.	60,543	1,824,766
EnPro Industries, Inc.	30,064	1,806,847
Harsco Corp. (a)	112,442	2,233,098
John Bean Technologies Corp.	13,507	969,938
Kadant, Inc.	17,934	1,460,904
Kornit Digital, Ltd. (a) (b)	51,078	956,180
Proto Labs, Inc. (a)	14,341	1,617,521
RBC Bearings, Inc. (a)	21,798	2,857,718

Machinery—(Continued)
Standex International Corp.	15,674	1,052,979

		20,069,940

Marine—0.3%
Kirby Corp. (a)	17,389	1,171,323

Media—1.6%
GCI Liberty, Inc. - Class A (a)	53,435	2,199,385
Gray Television, Inc. (a) (b)	159,944	2,357,574
John Wiley & Sons, Inc. - Class A	30,665	1,440,335

		5,997,294

Metals & Mining—0.3%
Ferroglobe Representation & Warranty Insurance Trust (a) (c)	141,548	0
Haynes International, Inc.	37,282	984,245

		984,245

Multi-Utilities—1.2%
MDU Resources Group, Inc.	81,083	1,933,019
NorthWestern Corp.	42,410	2,520,850

		4,453,869

Multiline Retail—0.4%
Big Lots, Inc. (b)	50,203	1,451,871

Oil, Gas & Consumable Fuels—0.9%
PDC Energy, Inc. (a)	23,723	705,997
QEP Resources, Inc. (a)	86,445	486,685
SRC Energy, Inc. (a) (b)	196,779	924,861
Viper Energy Partners LP	42,325	1,102,143

		3,219,686

Pharmaceuticals—1.3%
Catalent, Inc. (a)	55,032	1,715,898
Horizon Pharma plc (a)	33,128	647,321
Prestige Consumer Healthcare, Inc. (a) (b)	57,057	1,761,920
Supernus Pharmaceuticals, Inc. (a) (b)	25,625	851,263

		4,976,402

Professional Services—1.7%
Huron Consulting Group, Inc. (a)	22,012	1,129,436
ICF International, Inc.	13,748	890,595
Insperity, Inc.	22,037	2,057,374
Korn/Ferry International	55,349	2,188,500

		6,265,905

Road & Rail—0.9%
Genesee & Wyoming, Inc. - Class A (a)	25,532	1,889,879
Old Dominion Freight Line, Inc. (b)	11,243	1,388,398

		3,278,277

Semiconductors & Semiconductor Equipment—3.0%
Advanced Energy Industries, Inc. (a)	36,828	1,581,026
Mellanox Technologies, Ltd. (a)	40,582	3,748,965

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
MKS Instruments, Inc.	13,168	$850,784
Monolithic Power Systems, Inc.	13,398	1,557,518
Semtech Corp. (a)	15,450	708,692
Silicon Laboratories, Inc. (a)	16,947	1,335,593
Ultra Clean Holdings, Inc. (a) (b)	80,315	680,268
Versum Materials, Inc.	31,932	885,155

		11,348,001

Software—6.5%
CommVault Systems, Inc. (a)	36,028	2,128,894
Cornerstone OnDemand, Inc. (a)	20,068	1,012,029
Envestnet, Inc. (a)	31,288	1,539,057
Five9, Inc. (a)	47,416	2,073,028
Globant S.A. (a)	16,707	940,938
Guidewire Software, Inc. (a) (b)	20,373	1,634,526
HubSpot, Inc. (a) (b)	11,750	1,477,327
LogMeIn, Inc.	18,215	1,485,798
Mimecast, Ltd. (a)	49,447	1,662,903
Q2 Holdings, Inc. (a)	37,413	1,853,814
Rapid7, Inc. (a)	50,857	1,584,704
RealPage, Inc. (a)	34,308	1,653,303
RingCentral, Inc. - Class A (a)	21,975	1,811,619
TiVo Corp.	101,535	955,444
Varonis Systems, Inc. (a)	17,976	950,930
Verint Systems, Inc. (a)	38,164	1,614,719

		24,379,033

Specialty Retail—0.9%
Aaron’s, Inc.	44,091	1,854,027
Genesco, Inc. (a) (b)	15,874	703,218
Sally Beauty Holdings, Inc. (a) (b)	48,199	821,793

		3,379,038

Technology Hardware, Storage & Peripherals—0.2%
Cray, Inc. (a)	42,608	919,907

Textiles, Apparel & Luxury Goods—1.3%
Columbia Sportswear Co.	20,182	1,697,104
Crocs, Inc. (a)	70,005	1,818,730
Steven Madden, Ltd.	42,525	1,286,807

		4,802,641

Thrifts & Mortgage Finance—1.3%
Essent Group, Ltd. (a)	20,174	689,547
Federal Agricultural Mortgage Corp. - Class C	21,608	1,305,987
Meta Financial Group, Inc.	62,223	1,206,504
OceanFirst Financial Corp.	78,960	1,777,390

		4,979,428

Trading Companies & Distributors—0.6%
BMC Stock Holdings, Inc. (a)	52,007	805,068

Trading Companies & Distributors—(Continued)
SiteOne Landscape Supply, Inc. (a) (b)	25,302	1,398,442

		2,203,510

Total Common Stocks (Cost $303,421,535)		368,371,555

Short-Term Investment—2.4%

Repurchase Agreement—2.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $9,242,118; collateralized by U.S. Treasury Note at 2.875%, maturing 10/31/23, with a market value of $9,428,124.	9,241,502	9,241,502

Total Short-Term Investments (Cost $9,241,502)		9,241,502

Securities Lending Reinvestments (d)—14.4%

Certificates of Deposit—6.9%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (e)	1,000,000	999,979
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (e)	1,500,000	1,500,598
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (e)	2,000,000	1,999,810
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (e)	1,000,000	999,598
Credit Agricole S.A. 2.799%, 1M LIBOR + 0.320%, 05/21/19 (e)	1,000,000	1,000,063
Credit Industriel et Commercial Zero Coupon, 01/25/19	987,228	998,300
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (e)	1,500,000	1,500,038
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	2,000,000	1,999,852
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (e)	2,000,000	2,000,012
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (e)	1,500,000	1,500,012
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (e)	2,000,000	1,999,942
2.717%, 3M LIBOR + 0.230%, 04/24/19 (e)	1,000,000	999,782
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (e)	2,000,000	1,999,266
2.700%, 02/25/19	1,000,000	1,000,092
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	992,778	994,570
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (e)	1,000,000	1,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (e)	2,500,000	2,502,168
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (e)	1,000,000	999,994

		25,994,076

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—2.8%
Banco Santander S.A. 2.740%, 02/07/19	1,985,996	$1,994,176
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (e)	1,000,000	1,000,000
ING Funding LLC 2.725%, 3M LIBOR + 0.110%, 05/10/19 (e)	3,000,000	2,999,646
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (e)	1,000,000	999,890
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (e)	1,500,000	1,500,367
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (e)	2,000,000	1,999,920

		10,493,999

Repurchase Agreements—4.4%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $4,030,667; collateralized by various Common Stock with an aggregate market value of $4,400,733.	4,000,000	4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $1,002,713; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $1,088,319.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $201,503; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $204,000.	200,000	200,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $300,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $306,000.	300,000	300,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $400,055; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $408,000.	400,000	400,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $200,031; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $3,681,233; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $3,754,190.	3,680,579	3,680,579

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $201,503; collateralized by various Common Stock with an aggregate market value of $220,000.	200,000	200,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,266,905; collateralized by various Common Stock with an aggregate market value of $2,475,000.	2,250,000	2,250,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $700,100; collateralized by various Common Stock with an aggregate market value of $779,249.	700,000	700,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $2,000,284; collateralized by various Common Stock with an aggregate market value of $2,226,425.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $700,098; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $766,833.	700,000	700,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $600,084; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $657,286.	600,000	600,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $500,070; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $547,738.	500,000	500,000

		16,730,579

Time Deposit—0.3%
Royal Bank of Canada 2.420%, 01/02/19	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $54,217,957)		54,218,654

Total Investments—114.3% (Cost $366,880,994)		431,831,711
Other assets and liabilities (net)—(14.3)%		(54,096,480)

Net Assets—100.0%		$377,735,231

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2018

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $53,891,134 and the collateral received consisted of cash in the amount of $54,196,580 and non-cash collateral with a value of $573,558. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe- keeping by the lending agent, or a third-party custodian, cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Illiquid security. As of December 31, 2018, these securities represent 0.0% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$8,483,387	$—	$—	$8,483,387
Auto Components	5,340,238	—	—	5,340,238
Banks	44,220,810	—	—	44,220,810
Beverages	3,174,424	—	—	3,174,424
Biotechnology	5,969,343	—	—	5,969,343
Building Products	7,308,912	—	—	7,308,912
Capital Markets	5,101,090	—	—	5,101,090
Chemicals	10,612,255	—	—	10,612,255
Commercial Services & Supplies	9,026,359	—	—	9,026,359
Communications Equipment	2,161,480	—	—	2,161,480
Construction & Engineering	1,721,390	—	—	1,721,390
Consumer Finance	2,905,058	—	—	2,905,058
Distributors	2,336,719	—	—	2,336,719
Diversified Consumer Services	9,683,139	—	—	9,683,139
Diversified Financial Services	1,255,923	—	—	1,255,923
Diversified Telecommunication Services	1,470,636	—	—	1,470,636
Electric Utilities	3,667,554	—	—	3,667,554
Electrical Equipment	3,506,270	—	—	3,506,270
Electronic Equipment, Instruments & Components	8,651,817	—	—	8,651,817
Energy Equipment & Services	5,202,754	—	—	5,202,754
Entertainment	1,884,233	—	—	1,884,233
Equity Real Estate Investment Trusts	19,584,132	—	—	19,584,132
Food & Staples Retailing	1,215,752	—	—	1,215,752

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Food Products	$9,782,374	$—	$—	$9,782,374
Health Care Equipment & Supplies	15,198,099	—	—	15,198,099
Health Care Providers & Services	7,733,371	—	—	7,733,371
Health Care Technology	6,734,661	—	—	6,734,661
Hotels, Restaurants & Leisure	9,381,888	—	—	9,381,888
Household Durables	2,407,809	—	—	2,407,809
Independent Power and Renewable Electricity Producers	4,833,210	—	—	4,833,210
Industrial Conglomerates	2,140,675	—	—	2,140,675
Insurance	14,140,330	—	—	14,140,330
Interactive Media & Services	653,087	—	—	653,087
Internet & Direct Marketing Retail	916,076	—	—	916,076
IT Services	20,216,736	—	—	20,216,736
Leisure Products	886,739	—	—	886,739
Life Sciences Tools & Services	4,982,455	—	—	4,982,455
Machinery	20,069,940	—	—	20,069,940
Marine	1,171,323	—	—	1,171,323
Media	5,997,294	—	—	5,997,294
Metals & Mining	984,245	0	—	984,245
Multi-Utilities	4,453,869	—	—	4,453,869
Multiline Retail	1,451,871	—	—	1,451,871
Oil, Gas & Consumable Fuels	3,219,686	—	—	3,219,686
Pharmaceuticals	4,976,402	—	—	4,976,402
Professional Services	6,265,905	—	—	6,265,905
Road & Rail	3,278,277	—	—	3,278,277
Semiconductors & Semiconductor Equipment	11,348,001	—	—	11,348,001
Software	24,379,033	—	—	24,379,033
Specialty Retail	3,379,038	—	—	3,379,038
Technology Hardware, Storage & Peripherals	919,907	—	—	919,907
Textiles, Apparel & Luxury Goods	4,802,641	—	—	4,802,641
Thrifts & Mortgage Finance	4,979,428	—	—	4,979,428
Trading Companies & Distributors	2,203,510	—	—	2,203,510
Total Common Stocks	368,371,555	0	—	368,371,555
Total Short-Term Investment*	—	9,241,502	—	9,241,502
Total Securities Lending Reinvestments*	—	54,218,654	—	54,218,654
Total Investments	$368,371,555	$63,460,156	$—	$431,831,711

Collateral for Securities Loaned (Liability)	$—	$(54,196,580)	$—	$(54,196,580)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$431,831,711
Receivable for:
Investments sold	540,622
Fund shares sold	597,355
Dividends and interest	330,413
Prepaid expenses	1,269

Total Assets	433,301,370
Liabilities
Collateral for securities loaned	54,196,580
Payables for:
Investments purchased	758,789
Fund shares redeemed	87,534
Accrued Expenses:
Management fees	273,505
Distribution and service fees	31,659
Deferred trustees’ fees	111,633
Other expenses	106,439

Total Liabilities	55,566,139

Net Assets	$377,735,231

Net Assets Consist of:
Paid in surplus	$268,613,885
Distributable earnings (Accumulated losses)	109,121,346

Net Assets	$377,735,231

Net Assets
Class A	$223,908,195
Class B	131,063,423
Class E	22,763,613
Capital Shares Outstanding*
Class A	959,371
Class B	594,117
Class E	100,746
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$233.39
Class B	220.60
Class E	225.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $366,880,994.
(b)	Includes securities loaned at value of $53,891,134.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$4,710,740
Interest	72,126
Securities lending income	432,669

Total investment income	5,215,535
Expenses
Management fees	4,153,978
Administration fees	22,445
Custodian and accounting fees	51,668
Distribution and service fees—Class B	404,509
Distribution and service fees—Class E	43,302
Audit and tax services	44,663
Legal	45,317
Trustees’ fees and expenses	33,734
Shareholder reporting	69,385
Insurance	2,965
Miscellaneous	14,370

Total expenses	4,886,336
Less management fee waiver	(361,553)
Less broker commission recapture	(19,543)

Net expenses	4,505,240

Net Investment Income	710,295

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	43,535,043

Net change in unrealized depreciation on investments	(89,313,058)

Net realized and unrealized loss	(45,778,015)

Net Decrease in Net Assets From Operations	$(45,067,720)

(a)	Net of foreign withholding taxes of $13,639.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$710,295	$333,261
Net realized gain	43,535,043	47,593,068
Net change in unrealized appreciation (depreciation)	(89,313,058)	17,357,192

Increase (decrease) in net assets from operations	(45,067,720)	65,283,521

From Distributions to Shareholders (a)
Class A	(27,661,814)	(17,838,959)
Class B	(17,342,821)	(11,366,745)
Class E	(3,031,392)	(2,080,417)

Total distributions	(48,036,027)	(31,286,121)

Decrease in net assets from capital share transactions	(4,654,482)	(18,769,189)

Total increase (decrease) in net assets	(97,758,229)	15,228,211

Net Assets
Beginning of period	475,493,460	460,265,249

End of period	$377,735,231	$475,493,460 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	16,347	$4,466,196	40,523	$11,185,340
Reinvestments	97,804	27,661,814	67,746	17,838,959
Redemptions	(100,405)	(28,654,796)	(129,901)	(35,696,438)

Net increase (decrease)	13,746	$3,473,214	(21,632)	$(6,672,139)

Class B
Sales	19,187	$4,858,923	30,477	$7,974,188
Reinvestments	64,785	17,342,821	45,253	11,366,745
Redemptions	(104,241)	(28,540,326)	(108,518)	(28,690,239)

Net decrease	(20,269)	$(6,338,582)	(32,788)	$(9,349,306)

Class E
Sales	3,267	$847,332	4,076	$1,100,417
Reinvestments	11,062	3,031,392	8,118	2,080,417
Redemptions	(20,683)	(5,667,838)	(22,067)	(5,928,578)

Net decrease	(6,354)	$(1,789,114)	(9,873)	$(2,747,744)

Decrease derived from capital shares transactions		$(4,654,482)		$(18,769,189)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(766,898)	$(17,072,061)
Class B	(115,507)	(11,251,238)
Class E	(48,669)	(2,031,748)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $(83,127) as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018		2017	2016	2015	2014
Net Asset Value, Beginning of Period	$290.82		$270.77	$250.78	$290.12	$322.61

Income (Loss) from Investment Operations
Net investment income (a)	0.72		0.48	1.15 (b)	1.19	0.91
Net realized and unrealized gain (loss)	(27.59)		38.81	43.25	(2.32)	8.06

Total income (loss) from investment operations	(26.87)		39.29	44.40	(1.13)	8.97

Less Distributions
Distributions from net investment income	(0.06)		(0.83)	(0.85)	(0.46)	(0.14)
Distributions from net realized capital gains	(30.50)		(18.41)	(23.56)	(37.75)	(41.32)

Total distributions	(30.56)		(19.24)	(24.41)	(38.21)	(41.46)

Net Asset Value, End of Period	$233.39		$290.82	$270.77	$250.78	$290.12

Total Return (%) (c)	(11.07)		15.24	19.27	(1.50)	3.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96		0.96	0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (d)	0.88		0.89	0.88	0.88	0.88
Ratio of net investment income to average net assets (%)	0.25		0.17	0.47 (b)	0.43	0.31
Portfolio turnover rate (%)	30		28	34	36	35
Net assets, end of period (in millions)	$223.9		$275.0	$261.9	$241.5	$269.1

	Class B
	Year Ended December 31,
	2018		2017	2016	2015	2014
Net Asset Value, Beginning of Period	$277.03		$258.82	$240.67	$280.08	$313.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(e)	(0.21)	0.51 (b)	0.48	0.18
Net realized and unrealized gain (loss)	(25.93)		37.02	41.37	(2.14)	7.73

Total income (loss) from investment operations	(25.93)		36.81	41.88	(1.66)	7.91

Less Distributions
Distributions from net investment income	0.00		(0.19)	(0.17)	0.00	0.00
Distributions from net realized capital gains	(30.50)		(18.41)	(23.56)	(37.75)	(41.32)

Total distributions	(30.50)		(18.60)	(23.73)	(37.75)	(41.32)

Net Asset Value, End of Period	$220.60		$277.03	$258.82	$240.67	$280.08

Total Return (%) (c)	(11.30)		14.96	18.97	(1.74)	3.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21		1.21	1.21	1.21	1.21
Net ratio of expenses to average net assets (%) (d)	1.13		1.14	1.13	1.13	1.13
Ratio of net investment income (loss) to average net assets (%)	(0.00	)(f)	(0.08)	0.22 (b)	0.18	0.06
Portfolio turnover rate (%)	30		28	34	36	35
Net assets, end of period (in millions)	$131.1		$170.2	$167.5	$157.9	$179.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$282.79	$263.82	$244.89	$284.11	$317.10

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.05	0.76 (b)	0.76	0.46
Net realized and unrealized gain (loss)	(26.61)	37.77	42.15	(2.23)	7.87

Total income (loss) from investment operations	(26.34)	37.82	42.91	(1.47)	8.33

Less Distributions
Distributions from net investment income	0.00	(0.44)	(0.42)	0.00	0.00
Distributions from net realized capital gains	(30.50)	(18.41)	(23.56)	(37.75)	(41.32)

Total distributions	(30.50)	(18.85)	(23.98)	(37.75)	(41.32)

Net Asset Value, End of Period	$225.95	$282.79	$263.82	$244.89	$284.11

Total Return (%) (c)	(11.21)	15.07	19.09	(1.64)	3.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.11	1.11	1.11	1.11
Net ratio of expenses to average net assets (%) (d)	1.03	1.04	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	0.10	0.02	0.31 (b)	0.28	0.16
Portfolio turnover rate (%)	30	28	34	36	35
Net assets, end of period (in millions)	$22.8	$30.3	$30.9	$29.1	$33.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.03 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Net investment income (loss) was less than $0.01.
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

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Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is

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Notes to Financial Statements—December 31, 2018—(Continued)

the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $9,241,502. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $16,730,579. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its

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Notes to Financial Statements—December 31, 2018—(Continued)

assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$132,906,482	$0	$183,008,160

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$4,153,978	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

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Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$366,559,230
Gross unrealized appreciation	92,663,277
Gross unrealized depreciation	(27,390,796)

Net unrealized appreciation (depreciation)	$65,272,481

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$469,010	$931,074	$47,567,017	$30,355,047	$48,036,027	$31,286,121

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$386,930	$43,573,565	$65,272,481	$—	$109,232,976

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

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Brighthouse Funds Trust II

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Notes to Financial Statements—December 31, 2018—(Continued)

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Core Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Core Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

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Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

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Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-24

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-25

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-26

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Loomis Sayles Small Cap Core Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes for the five-year period ended June 30, 2018, and underperformed the median of the same Performance Universe for the one-year and three-year periods ended June 30, 2018. The Board also noted that the Portfolio underperformed the median of its other Performance Universe for the one-, three-, and five-year periods ended June 30, 2018. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board also noted that the Portfolio outperformed the average of a different, but still comparable, Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also noted that the Portfolio’s actual management fees were above the Expense Universe median and Sub-advised Expense Universe median, and below the Expense Group median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Universe median, below the Expense Group median and above the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-27

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 0.55%, 0.28%, and 0.43%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned -9.31%.

MARKET ENVIRONMENT / CONDITIONS

After a somewhat weak and volatile start to 2018, domestic equity markets returned to broad-based gains during the first half of the year. Despite numerous concerns including the aging economic recovery, Federal Reserve (the “Fed”) interest rate normalization and intensifying threats of import tariffs and trade wars, investors chose to focus on the current healthy state of the U.S. economy and the improved corporate earnings outlook. Against this backdrop of tax reform, trade wars, U.S. dollar strength, and weaker international growth, domestically focused U.S. small cap stocks benefited from strong inflows. The first half of the year saw material outperformance from the smallest of the small cap stocks and from small cap growth stocks far exceeding their value counterparts.

Starting late in the third quarter, market leadership began to change. Stocks tumbled during the final quarter of 2018, with concerns about continued Fed policy tightening, trade wars and weaker global growth all contributing to a negative turn in investor sentiment. The market decline was broad based and comprehensive across market capitalization and investment style. Small-cap stocks were particularly weak, continuing a trend that started during the third quarter. The sharp decline more than offset the advantage small caps had over large caps during the first half of the calendar year. The fourth quarter sell-off also completely reversed the prior year-to-date market gains and turned what appeared in late August to be a dynamic and attractive return year for U.S. equities, into modest overall losses. Economic drivers and investor sentiment also shifted, which resulted in distinct changes in market leadership.

The disparity of returns between market capitalizations and investment style proved meaningful for the year. The Russell 2000 Small Cap Index produced a -11.0% return, well below the -4.4% return of the S&P 500 Index. For the calendar year of 2018, small-cap growth stocks outperformed value stocks as the Russell 2000 Growth Index returned -9.3% compared to the Russell 2000 Value Index return of -12.9%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed the Russell 2000 Growth Index during the year, principally due to stock selection. Positive stock selection in the Health Care and Consumer Discretionary sectors aided relative results. Conversely, the Portfolio’s lack of exposure to the Real Estate sector and stock selection in the Consumer Staples sector detracted from relative performance.

The Portfolio’s top contributors to performance were Five9, WingStop and Ablynx. Five9 is the largest cloud contact center solutions provider. The company reported solid results during the year on record revenues and the company executed well in a market that continued to benefit from the conversion of on-premise legacy solutions to cloud-based solutions. WingStop is a rapidly growing fast casual restaurant chain. The company has reported solid same store sales growth and new store growth that has exceeded expectations. Biopharmaceutical company Ablynx announced it would be acquired during the year by Sanofi at an attractive premium.

The largest detractors from the Portfolio’s performance were WillScot Corp., Installed Building Products, and Patrick Industries. WillScot, the North American market leader in modular space rental solutions, issued stock to current warrant holders in a significant down market and created selling pressure on the stock price. The stock triggered our stop loss and was sold from the Portfolio during the period. Installed Building Products is the second largest installer of residential insulation in the U.S. The company experienced some issues impacting gross margins over the course of the year and came under the selling pressure that impacted most housing-related stocks. The stock was sold from the Portfolio over the period. Patrick Industries manufactures and supplies products to the recreational vehicle (“RV”), manufactured home and industrial markets. The company reported relatively good results over the course of the year, but the lagging RV cycle weighed on the stock. We exited the position over the period after our stop-loss discipline was triggered.

As of December 31, 2018, the largest absolute sector weight in the Portfolio was Health Care. The Portfolio’s allocation to the Health Care sector increased over the year as we added selectively to our health care technology and provider holdings. This is an area we continued to find attractive investment opportunities. However, on a relative basis, we remained underweight Health Care at period end.

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

The Portfolio’s largest relative overweight was to the Information Technology (“IT”) sector, with the majority of that exposure to IT services and software. Both Industrials and Financials exposure declined over the year. Within Industrials, our stop-loss discipline caused us to exit a few names and within Financials the Portfolio’s exposure to banks declined.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	0.55	6.92	15.07
Class B	0.28	6.64	14.79
Class E	0.43	6.75	14.92
Russell 2000 Growth Index	-9.31	5.14	13.52

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Planet Fitness, Inc.- Class A	1.6
PRA Health Sciences, Inc.	1.6
Five9, Inc.	1.6
Vocera Communications, Inc.	1.5
Grand Canyon Education, Inc.	1.5
Pool Corp.	1.5
Wingstop, Inc.	1.5
Wright Medical Group NV	1.5
Q2 Holdings, Inc.	1.4
Kinsale Capital Group, Inc.	1.4

Top Sectors

% of Net Assets
Health Care	25.0
Information Technology	23.8
Industrials	16.9
Consumer Discretionary	15.4
Financials	8.1
Consumer Staples	2.8
Communication Services	2.1
Energy	1.5
Materials	1.3

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.87%	$1,000.00	$874.70	$4.11
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class B (a)	Actual	1.12%	$1,000.00	$873.50	$5.29
	Hypothetical*	1.12%	$1,000.00	$1,019.56	$5.70

Class E (a)	Actual	1.03%	$1,000.00	$873.50	$4.86
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—96.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.5%
AAR Corp.	78,396	$2,927,307
Astronics Corp. (a)	72,261	2,200,347
Hexcel Corp. (b)	58,964	3,380,996
Mercury Systems, Inc. (a)	47,299	2,236,770

		10,745,420

Auto Components—0.5%
Stoneridge, Inc. (a)	65,473	1,613,909

Banks—2.6%
Chemical Financial Corp.	53,407	1,955,230
Pacific Premier Bancorp, Inc. (a)	59,162	1,509,814
Pinnacle Financial Partners, Inc.	48,409	2,231,655
UMB Financial Corp.	38,521	2,348,626

		8,045,325

Beverages—0.8%
MGP Ingredients, Inc. (b)	40,891	2,332,832

Biotechnology—4.6%
Aimmune Therapeutics, Inc. (a) (b)	81,175	1,941,706
Argenx SE (ADR) (a)	28,381	2,726,563
Blueprint Medicines Corp. (a)	33,669	1,815,096
Genomic Health, Inc. (a)	54,200	3,491,022
Myriad Genetics, Inc. (a)	67,997	1,976,673
Xencor, Inc. (a)	59,090	2,136,694

		14,087,754

Building Products—1.6%
AAON, Inc.	30,068	1,054,184
Trex Co., Inc. (a)	63,294	3,757,132

		4,811,316

Capital Markets—0.5%
Artisan Partners Asset Management, Inc. - Class A	70,295	1,554,222

Chemicals—1.3%
Ingevity Corp. (a)	46,749	3,912,424

Construction & Engineering—0.8%
Primoris Services Corp.	127,292	2,435,096

Consumer Finance—1.4%
Green Dot Corp. - Class A (a)	51,819	4,120,647

Distributors—1.5%
Pool Corp.	30,781	4,575,596

Diversified Consumer Services—5.1%
Bright Horizons Family Solutions, Inc. (a)	28,886	3,219,345
Chegg, Inc. (a) (b)	133,214	3,785,942
Grand Canyon Education, Inc. (a)	48,102	4,624,526
Laureate Education, Inc. - Class A (a)	264,779	4,035,232

		15,665,045

Diversified Telecommunication Services—1.1%
Cogent Communications Holdings, Inc.	76,571	$3,461,775

Electrical Equipment—1.3%
Generac Holdings, Inc. (a)	79,641	3,958,158

Electronic Equipment, Instruments & Components—0.4%
Novanta, Inc. (a)	19,079	1,201,977

Energy Equipment & Services—1.0%
Cactus, Inc. - Class A (a)	105,659	2,896,113

Entertainment—1.0%
IMAX Corp. (a)	154,142	2,899,411

Food & Staples Retailing—0.9%
Chefs’ Warehouse, Inc. (The) (a)	89,725	2,869,405

Food Products—1.1%
Freshpet, Inc. (a)	105,616	3,396,611

Health Care Equipment & Supplies—7.5%
AtriCure, Inc. (a)	125,975	3,854,835
Insulet Corp. (a) (b)	51,656	4,097,354
iRhythm Technologies, Inc. (a)	46,280	3,215,534
Merit Medical Systems, Inc. (a)	57,288	3,197,243
Penumbra, Inc. (a) (b)	18,790	2,296,138
Tactile Systems Technology, Inc. (a) (b)	41,585	1,894,197
Wright Medical Group NV (a)	164,561	4,479,351

		23,034,652

Health Care Providers & Services—4.2%
Amedisys, Inc. (a)	31,138	3,646,571
AMN Healthcare Services, Inc. (a)	68,021	3,854,070
BioTelemetry, Inc. (a)	63,474	3,790,667
LHC Group, Inc. (a)	16,444	1,543,763

		12,835,071

Health Care Technology—5.2%
Evolent Health, Inc. - Class A (a) (b)	104,780	2,090,361
HMS Holdings Corp. (a)	64,185	1,805,524
Medidata Solutions, Inc. (a) (b)	61,941	4,176,062
Teladoc Health, Inc. (a) (b)	62,572	3,101,694
Vocera Communications, Inc. (a) (b)	119,696	4,710,038

		15,883,679

Hotels, Restaurants & Leisure—3.1%
Planet Fitness, Inc. - Class A (a)	93,047	4,989,180
Wingstop, Inc.	70,421	4,520,324

		9,509,504

Insurance—3.1%
Goosehead Insurance, Inc. - Class A (a) (b)	84,966	2,233,756
Kinsale Capital Group, Inc.	77,216	4,290,121
Trupanion, Inc. (a) (b)	110,361	2,809,791

		9,333,668

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Direct Marketing Retail—0.7%
Duluth Holdings, Inc. - Class B (a) (b)	85,009	$2,144,777

IT Services—6.5%
Euronet Worldwide, Inc. (a)	32,628	3,340,455
EVERTEC, Inc.	70,178	2,014,109
Evo Payments, Inc. - Class A (a) (b)	131,435	3,242,501
InterXion Holding NV (a)	73,615	3,986,988
Virtusa Corp. (a)	80,760	3,439,568
WNS Holdings, Ltd. (ADR) (a)	93,931	3,875,593

		19,899,214

Leisure Products—0.7%
Malibu Boats, Inc. - Class A (a)	59,982	2,087,374

Life Sciences Tools & Services—2.3%
NeoGenomics, Inc. (a)	153,712	1,938,308
PRA Health Sciences, Inc. (a)	53,677	4,936,137

		6,874,445

Machinery—6.5%
Albany International Corp. - Class A	64,341	4,016,808
Chart Industries, Inc. (a)	35,661	2,319,035
Harsco Corp. (a)	166,770	3,312,052
Kornit Digital, Ltd. (a) (b)	121,200	2,268,864
Proto Labs, Inc. (a)	33,758	3,807,565
RBC Bearings, Inc. (a)	30,239	3,964,333

		19,688,657

Oil, Gas & Consumable Fuels—0.5%
PDC Energy, Inc. (a)	55,842	1,661,858

Pharmaceuticals—1.2%
Horizon Pharma plc (a)	78,967	1,543,015
Supernus Pharmaceuticals, Inc. (a) (b)	60,320	2,003,831

		3,546,846

Professional Services—1.6%
Huron Consulting Group, Inc. (a)	52,141	2,675,355
ICF International, Inc.	32,706	2,118,694

		4,794,049

Semiconductors & Semiconductor Equipment—2.9%
MKS Instruments, Inc.	30,997	2,002,716
Monolithic Power Systems, Inc.	31,539	3,666,409
Silicon Laboratories, Inc. (a)	39,892	3,143,888

		8,813,013

Software—14.0%
Cornerstone OnDemand, Inc. (a)	47,568	2,398,854
Envestnet, Inc. (a)	73,651	3,622,893
Five9, Inc. (a)	111,613	4,879,720
Globant S.A. (a)	39,827	2,243,057

Software—(Continued)
Guidewire Software, Inc. (a)	47,958	3,847,670
HubSpot, Inc. (a) (b)	27,659	3,477,566
Mimecast, Ltd. (a)	116,394	3,914,330
Q2 Holdings, Inc. (a)	88,067	4,363,720
Rapid7, Inc. (a)	119,714	3,730,288
RealPage, Inc. (a)	80,760	3,891,825
RingCentral, Inc. - Class A (a)	51,729	4,264,539
Varonis Systems, Inc. (a)	42,317	2,238,569

		42,873,031

Textiles, Apparel & Luxury Goods—3.7%
Columbia Sportswear Co.	47,506	3,994,780
Crocs, Inc. (a)	164,785	4,281,114
Steven Madden, Ltd. (b)	100,102	3,029,086

		11,304,980

Thrifts & Mortgage Finance—0.5%
Essent Group, Ltd. (a)	47,488	1,623,140

Trading Companies & Distributors—1.7%
BMC Stock Holdings, Inc. (a)	122,421	1,895,077
SiteOne Landscape Supply, Inc. (a) (b)	59,559	3,291,826

		5,186,903

Total Common Stocks (Cost $234,027,393)		295,677,897

Short-Term Investment—3.3%

Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $10,157,948; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $10,363,447.	10,157,271	10,157,271

Total Short-Term Investments (Cost $10,157,271)		10,157,271

Securities Lending Reinvestments (c)—14.9%

Certificates of Deposit—7.8%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (d)	1,000,000	999,979
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (d)	1,250,000	1,250,499
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (d)	3,000,000	2,999,715
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (d)	1,000,000	999,598
Credit Agricole S.A. 2.799%, 1M LIBOR + 0.320%, 05/21/19 (d)	1,000,000	1,000,063
Credit Industriel et Commercial Zero Coupon, 01/25/19	987,228	998,300

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (d)	1,500,000	$1,500,037
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	1,000,000	999,926
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	1,000,000	1,000,006
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (d)	2,000,000	2,000,016
Standard Chartered plc
2.717%, 3M LIBOR + 0.230%, 04/24/19 (d)	1,000,000	999,782
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	1,500,000	1,499,449
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	1,985,555	1,989,140
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (d)	1,500,000	1,500,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (d)	2,000,000	2,001,735
2.730%, 3M LIBOR + 0.210%, 10/25/19 (d)	500,000	500,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	1,500,000	1,499,991

		23,738,236

Commercial Paper—1.8%
Banco Santander S.A. 2.740%, 02/07/19	992,998	997,088
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (d)	1,000,000	1,000,000
ING Funding LLC 2.725%, 3M LIBOR + 0.110%, 05/10/19 (d)	2,000,000	1,999,764
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	1,500,000	1,500,368

		5,497,220

Repurchase Agreements—5.3%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.660%, due on 01/07/19 with a maturity value of $1,000,517; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 3.125%, maturity dates ranging from 02/15/42 - 02/15/46, and various Common Stock with an aggregate market value of $1,054,286.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $1,002,713; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $1,088,319.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $201,503; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $204,000.	200,000	200,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $100,014; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $102,000.	100,000	100,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $200,028; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $100,015; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $102,000.	100,000	100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $1,344,768; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $1,371,420.	1,344,529	1,344,529
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $503,757; collateralized by various Common Stock with an aggregate market value of $550,000.	500,000	500,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $3,274,418; collateralized by various Common Stock with an aggregate market value of $3,575,000.	3,250,000	3,250,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $2,000,284; collateralized by various Common Stock with an aggregate market value of $2,226,425.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $1,000,504; collateralized by various Common Stock with an aggregate market value of $1,113,322.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $1,500,755; collateralized by various Common Stock with an aggregate market value of $1,669,983.	1,500,000	1,500,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $1,200,597; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,314,571.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $1,500,747; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,643,214.	1,500,000	1,500,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $1,200,597; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,314,571.	1,200,000	$1,200,000

		16,094,529

Total Securities Lending Reinvestments (Cost $45,329,110)		45,329,985

Total Investments—115.1% (Cost $289,513,774)		351,165,153
Other assets and liabilities (net)—(15.1)%		(45,959,842)

Net Assets—100.0%		$305,205,311

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $45,992,792 and the collateral received consisted of cash in the amount of $45,310,310 and non-cash collateral with a value of $1,379,640. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe- keeping by the lending agent, or a third-party custodian, cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$295,677,897	$—	$—	$295,677,897
Total Short-Term Investment*	—	10,157,271	—	10,157,271
Total Securities Lending Reinvestments*	—	45,329,985	—	45,329,985
Total Investments	$295,677,897	$55,487,256	$—	$351,165,153

Collateral for Securities Loaned (Liability)	$—	$(45,310,310)	$—	$(45,310,310)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$351,165,153
Receivable for:
Investments sold	1,272,614
Fund shares sold	145,667
Dividends and interest	21,776
Prepaid expenses	1,027

Total Assets	352,606,237
Liabilities
Collateral for securities loaned	45,310,310
Payables for:
Investments purchased	1,588,272
Fund shares redeemed	76,021
Accrued Expenses:
Management fees	217,520
Distribution and service fees	13,606
Deferred trustees’ fees	111,915
Other expenses	83,282

Total Liabilities	47,400,926

Net Assets	$305,205,311

Net Assets Consist of:
Paid in surplus	$185,967,958
Distributable earnings (Accumulated losses)	119,237,353

Net Assets	$305,205,311

Net Assets
Class A	$240,366,656
Class B	57,795,817
Class E	7,042,838
Capital Shares Outstanding*
Class A	18,220,007
Class B	4,728,686
Class E	557,064
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.19
Class B	12.22
Class E	12.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $289,513,774.
(b)	Includes securities loaned at value of $45,992,792.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$1,686,473
Non-cash dividends	584,041
Interest	86,703
Securities lending income	540,734

Total investment income	2,897,951
Expenses
Management fees	3,311,802
Administration fees	19,459
Custodian and accounting fees	44,013
Distribution and service fees—Class B	171,680
Distribution and service fees—Class E	11,839
Audit and tax services	44,663
Legal	45,316
Trustees’ fees and expenses	33,733
Shareholder reporting	31,896
Insurance	2,401
Miscellaneous	13,600

Total expenses	3,730,402
Less management fee waiver	(317,978)
Less broker commission recapture	(18,196)

Net expenses	3,394,228

Net Investment Loss	(496,277)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	58,287,716

Net change in unrealized depreciation on investments	(47,565,860)

Net realized and unrealized gain	10,721,856

Net Increase in Net Assets From Operations	$10,225,579

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(496,277)	$(1,808,190)
Net realized gain	58,287,716	51,004,809
Net change in unrealized appreciation (depreciation)	(47,565,860)	37,593,815

Increase in net assets from operations	10,225,579	86,790,434

From Distributions to Shareholders (a)
Class A	(38,694,674)	(13,532,335)
Class B	(9,723,909)	(3,071,571)
Class E	(1,049,323)	(330,190)

Total distributions	(49,467,906)	(16,934,096)

Decrease in net assets from capital share transactions	(26,909,667)	(45,566,602)

Total increase (decrease) in net assets	(66,151,994)	24,289,736

Net Assets
Beginning of period	371,357,305	347,067,569

End of period	$305,205,311	$371,357,305 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	614,073	$9,428,569	378,211	$5,066,708
Reinvestments	2,486,804	38,694,674	1,017,469	13,532,335
Redemptions	(4,771,409)	(76,231,596)	(4,198,642)	(57,777,599)

Net decrease	(1,670,532)	$(28,108,353)	(2,802,962)	$(39,178,556)

Class B
Sales	576,123	$8,362,589	275,626	$3,546,325
Reinvestments	673,401	9,723,909	245,922	3,071,571
Redemptions	(1,220,790)	(17,664,271)	(979,589)	(12,652,405)

Net increase (decrease)	28,734	$422,227	(458,041)	$(6,034,509)

Class E
Sales	123,531	$1,861,145	43,788	$577,129
Reinvestments	70,330	1,049,323	25,696	330,190
Redemptions	(145,020)	(2,134,009)	(95,500)	(1,260,856)

Net increase (decrease)	48,841	$776,459	(26,016)	$(353,537)

Decrease derived from capital shares transactions		$(26,909,667)		$(45,566,602)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net realized capital gains.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $(116,751) as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$14.98	$12.36	$13.07		$14.70	$16.55

Income (Loss) from Investment Operations
Net investment loss (a)	(0.01)	(0.06)	(0.00	)(b)(c)	(0.04)	(0.06)
Net realized and unrealized gain	0.43	3.32	0.69		0.47	0.11

Total income (loss) from investment operations	0.42	3.26	0.69		0.43	0.05

Less Distributions
Distributions from net realized capital gains	(2.21)	(0.64)	(1.40)		(2.06)	(1.90)

Total distributions	(2.21)	(0.64)	(1.40)		(2.06)	(1.90)

Net Asset Value, End of Period	$13.19	$14.98	$12.36		$13.07	$14.70

Total Return (%) (d)	0.55	27.04	6.21		1.73	1.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.97	0.96		0.95	0.95
Net ratio of expenses to average net assets (%) (e)	0.88	0.88	0.87		0.86	0.86
Ratio of net investment loss to average net assets (%)	(0.09)	(0.45)	(0.00	)(c)(f)	(0.26)	(0.40)
Portfolio turnover rate (%)	44	40	53		64	56
Net assets, end of period (in millions)	$240.4	$298.0	$280.6		$310.7	$355.8

	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$14.05	$11.66	$12.43		$14.11	$16.01

Income (Loss) from Investment Operations
Net investment loss (a)	(0.05)	(0.09)	(0.03	)(c)	(0.07)	(0.09)
Net realized and unrealized gain	0.43	3.12	0.66		0.45	0.09

Total income (loss) from investment operations	0.38	3.03	0.63		0.38	0.00

Less Distributions
Distributions from net realized capital gains	(2.21)	(0.64)	(1.40)		(2.06)	(1.90)

Total distributions	(2.21)	(0.64)	(1.40)		(2.06)	(1.90)

Net Asset Value, End of Period	$12.22	$14.05	$11.66		$12.43	$14.11

Total Return (%) (d)	0.28	26.68	6.05		1.43	0.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	1.22	1.21		1.20	1.20
Net ratio of expenses to average net assets (%) (e)	1.13	1.13	1.12		1.11	1.11
Ratio of net investment loss to average net assets (%)	(0.33)	(0.70)	(0.25	)(c)	(0.51)	(0.65)
Portfolio turnover rate (%)	44	40	53		64	56
Net assets, end of period (in millions)	$57.8	$66.0	$60.1		$64.2	$71.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$14.45	$11.97	$12.71		$14.37	$16.25

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03)	(0.08)	(0.02	)(c)	(0.06)	(0.08)
Net realized and unrealized gain	0.43	3.20	0.68		0.46	0.10

Total income (loss) from investment operations	0.40	3.12	0.66		0.40	0.02

Less Distributions
Distributions from net realized capital gains	(2.21)	(0.64)	(1.40)		(2.06)	(1.90)

Total distributions	(2.21)	(0.64)	(1.40)		(2.06)	(1.90)

Net Asset Value, End of Period	$12.64	$14.45	$11.97		$12.71	$14.37

Total Return (%) (d)	0.43	26.74	6.16		1.55	1.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.12	1.11		1.10	1.10
Net ratio of expenses to average net assets (%) (e)	1.03	1.03	1.02		1.01	1.01
Ratio of net investment loss to average net assets (%)	(0.22)	(0.60)	(0.15	)(c)	(0.41)	(0.55)
Portfolio turnover rate (%)	44	40	53		64	56
Net assets, end of period (in millions)	$7.0	$7.3	$6.4		$6.7	$7.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $10,157,271. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $16,094,529. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$156,100,497	$0	$229,052,709

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Adviserswith respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$3,311,802	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$289,449,297
Gross unrealized appreciation	74,136,169
Gross unrealized depreciation	(12,420,313)

Net unrealized appreciation (depreciation)	$61,715,856

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$2,060,229	$—	$47,407,677	$16,934,096	$49,467,906	$16,934,096

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$1,028,910	$56,604,505	$61,715,856	$—	$119,349,271

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Growth Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-22

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-23

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Loomis Sayles Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three-, and five-year periods ended September 30, 2018.

The Board also noted that the Portfolio’s actual management fees were below the Expense Group median and the Sub-advised Expense Universe median, and equal to Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median, and above the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, E, and G shares of the MetLife Aggregate Bond Index Portfolio returned -0.18%, -0.45%, -0.34%, and -0.49%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 0.01%.

MARKET ENVIRONMENT / CONDITIONS

The Federal Open Market Committee (the “FOMC”) met eight times during the 12-month period and increased the Federal Funds Rate by 1.00% to 2.25%-2.50% range. The FOMC noted that the labor market had continued to strengthen, and that economic activity increased at a solid rate for most of the year. Data suggested that household spending had grown, but that business fixed investment had moderated by year-end. The FOMC stated that risks to the economic outlook appear roughly balanced and that inflation was expected to remain around the 2.0% objective over the medium term. The FOMC suggested that some further gradual rate increases would be consistent with sustained expansion of economic activity. However, the FOMC decreased its 2019 projection to only two rate hikes, down from three.

During 2018, the U.S. economy showed considerable strength, but increased risk aversion and volatility created uncertainty in the market as the year ended. Bond returns were lower over the period broadly reflecting macro uncertainty with trade tensions and a potentially slowing global economy, even though economic indicators remained strong. The housing and labor markets remained strong and consumer confidence was robust reflecting a resilient consumer. However, after a relatively benign 2017, volatility returned to the market as longer-term risks to the economy increased. U.S. Treasury rates increased during 2018, but the curve flattened over the year as short-term Treasuries sold off and inverted by year-end. The difference between the 10-year and 30-year U.S. Treasury remained at 0.33%, while the 2-year and 10-year differential decreased by 0.33% to 0.19%. The 10-year increased 0.28% to 2.69% and the 30-year increased 0.28% to 3.02%.

The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% in 2018. Asset-Backed Securities performed the best, returning 1.77% in 2018. The worst performing sector during the period was the Corporate sector, returning -2.51%. Credit risk increased as option adjusted spreads widened 18 basis points across the U.S. Aggregate Bond Index. Lower rated debt was most sensitive with BBB-rated Corporates and BBB-rated Government related spreads wider by 72 basis points and 85 basis points, respectively.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include sampling, transaction costs, contributions and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Aggregate Bond Index Portfolio
Class A	-0.18	2.28	3.14	—
Class B	-0.45	2.02	2.88	—
Class E	-0.34	2.13	2.99	—
Class G	-0.49	1.96	—	2.87
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.52	3.48	—

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98,1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	68.8
Corporate Bonds & Notes	26.4
Foreign Government	1.7
Mortgage-Backed Securities	1.2
Asset-Backed Securities	0.6
Municipals	0.5

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.27%	$1,000.00	$1,015.40	$1.37
	Hypothetical*	0.27%	$1,000.00	$1,023.84	$1.38

Class B (a)	Actual	0.52%	$1,000.00	$1,013.80	$2.64
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class E (a)	Actual	0.42%	$1,000.00	$1,014.50	$2.13
	Hypothetical*	0.42%	$1,000.00	$1,023.09	$2.14

Class G (a)	Actual	0.57%	$1,000.00	$1,013.80	$2.89
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—68.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—29.0%
Fannie Mae 15 Yr. Pool
2.500%, 12/01/27	2,484,531	$2,455,179
2.500%, 02/01/28	2,012,291	1,988,518
2.500%, 07/01/28	3,530,568	3,480,479
2.500%, 10/01/28	2,178,349	2,147,444
2.500%, 03/01/30	2,339,758	2,292,575
2.500%, 09/01/31	3,709,360	3,626,684
2.500%, 01/01/32	1,192,686	1,166,103
2.500%, 04/01/32	2,498,524	2,441,199
2.500%, 09/01/32	848,116	828,658
3.000%, 01/01/27	921,068	923,346
3.000%, 02/01/27	1,537,285	1,541,088
3.000%, 03/01/27	792,047	794,864
3.000%, 01/01/29	3,836,753	3,851,704
3.000%, 10/01/29	1,755,756	1,757,237
3.000%, 06/01/30	2,036,094	2,035,643
3.000%, 02/01/33	4,533,013	4,525,451
3.500%, 02/01/26	1,308,853	1,328,937
3.500%, 03/01/26	599,295	608,353
3.500%, 05/01/29	1,553,649	1,580,045
3.500%, 08/01/32	768,544	778,454
4.000%, 04/01/19	2,055	2,052
4.000%, 05/01/19	9,244	9,234
4.000%, 01/01/20	35,020	35,042
4.000%, 06/01/24	170,544	174,589
4.000%, 11/01/24	1,055,258	1,080,287
4.500%, 05/01/19	5,349	5,349
4.500%, 08/01/24	275,989	283,644
4.500%, 06/01/25	522,453	537,999
5.000%, 01/01/19	575	575
5.000%, 02/01/20	29,359	29,533
5.000%, 01/01/22	51,227	52,278
5.000%, 02/01/24	246,037	251,386
Fannie Mae 20 Yr. Pool
3.000%, 02/01/33	1,395,066	1,395,042
3.000%, 08/01/35	1,985,653	1,973,370
3.000%, 05/01/36	2,792,014	2,759,258
3.500%, 04/01/32	1,241,882	1,262,902
3.500%, 09/01/35	1,858,344	1,881,023
3.500%, 07/01/38	2,415,886	2,441,918
4.000%, 02/01/31	543,997	561,525
4.000%, 03/01/38	1,804,077	1,855,955
4.000%, 07/01/38	2,404,818	2,473,920
4.500%, 08/01/30	330,331	345,216
5.000%, 02/01/24	109,959	115,137
5.000%, 09/01/25	96,014	100,547
5.500%, 07/01/23	63,282	66,881
5.500%, 01/01/24	42,893	45,332
5.500%, 07/01/24	115,261	121,868
5.500%, 07/01/25	109,658	116,153
7.000%, 10/01/21	3,412	3,541
Fannie Mae 30 Yr. Pool
3.000%, 08/01/42	1,292,855	1,270,655
3.000%, 09/01/42	1,700,261	1,671,066
3.000%, 11/01/42	2,016,159	1,981,540
3.000%, 12/01/42	4,135,790	4,064,774

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 01/01/43	1,006,827	989,539
3.000%, 02/01/43	3,918,962	3,851,670
3.000%, 03/01/43	4,101,847	4,028,177
3.000%, 05/01/43	3,034,997	2,980,487
3.000%, 07/01/43	8,406,940	8,255,949
3.000%, 09/01/43	1,579,530	1,551,161
3.000%, 05/01/45	2,753,896	2,696,979
3.000%, 05/01/46	3,001,500	2,928,606
3.000%, 06/01/46	3,909,926	3,814,970
3.000%, 08/01/46	3,933,486	3,837,957
3.000%, 10/01/46	4,030,551	3,932,665
3.000%, 02/01/47	8,794,250	8,580,673
3.500%, 12/01/40	1,543,716	1,558,068
3.500%, 03/01/42	1,020,306	1,028,242
3.500%, 04/01/42	2,304,704	2,322,631
3.500%, 05/01/42	2,481,744	2,501,048
3.500%, 06/01/42	1,827,499	1,841,714
3.500%, 08/01/42	1,185,727	1,194,950
3.500%, 09/01/42	3,741,800	3,770,906
3.500%, 10/01/42	1,880,524	1,895,151
3.500%, 01/01/43	1,503,549	1,515,244
3.500%, 02/01/43	2,384,679	2,403,227
3.500%, 04/01/43	2,811,384	2,831,676
3.500%, 06/01/43	1,471,805	1,475,313
3.500%, 08/01/44	1,888,800	1,898,043
3.500%, 02/01/45	2,511,421	2,523,710
3.500%, 03/01/45	4,170,112	4,186,566
3.500%, 04/01/45	4,697,186	4,712,094
3.500%, 09/01/45	8,764,026	8,791,839
3.500%, 11/01/45	2,947,178	2,956,531
3.500%, 01/01/46	3,436,477	3,447,383
3.500%, 03/01/46	3,397,911	3,406,037
3.500%, 05/01/46	2,727,524	2,734,047
3.500%, 04/01/47	7,510,136	7,510,359
3.500%, 09/01/47	3,513,227	3,513,332
3.500%, 11/01/47	6,322,200	6,322,388
3.500%, 03/01/48	5,229,595	5,229,413
4.000%, 08/01/39	757,678	780,419
4.000%, 09/01/39	740,453	762,677
4.000%, 12/01/39	880,556	906,986
4.000%, 06/01/40	976,557	1,005,559
4.000%, 09/01/40	587,364	604,808
4.000%, 12/01/40	4,147,281	4,270,447
4.000%, 01/01/41	2,165,344	2,229,652
4.000%, 02/01/41	2,739,210	2,820,560
4.000%, 12/01/41	997,855	1,026,917
4.000%, 02/01/42	1,138,892	1,172,062
4.000%, 09/01/43	1,573,175	1,617,932
4.000%, 02/01/44	2,619,592	2,694,120
4.000%, 05/01/44	1,717,508	1,761,544
4.000%, 08/01/44	2,533,893	2,598,861
4.000%, 10/01/44	1,487,813	1,525,960
4.000%, 11/01/44	2,891,684	2,957,722
4.000%, 01/01/45	2,418,509	2,480,518
4.000%, 03/01/45	1,628,756	1,664,944

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 10/01/45	2,727,686	$2,788,290
4.000%, 03/01/47	1,077,165	1,099,201
4.000%, 05/01/47	1,525,956	1,557,176
4.000%, 06/01/47	8,035,106	8,199,498
4.000%, 07/01/47	2,008,940	2,050,042
4.000%, 10/01/47	2,567,472	2,620,001
4.000%, 05/01/48	3,785,969	3,860,695
4.000%, 06/01/48	3,853,901	3,929,968
4.000%, 07/01/48	2,906,113	2,963,474
4.000%, 09/01/48	1,644,795	1,677,260
4.000%, 10/01/48	2,466,169	2,516,046
4.000%, 11/01/48	2,973,625	3,032,318
4.500%, 08/01/33	181,273	189,670
4.500%, 10/01/33	163,487	171,059
4.500%, 04/01/34	65,679	68,756
4.500%, 01/01/39	55,719	58,301
4.500%, 07/01/39	1,141,420	1,195,303
4.500%, 09/01/39	1,662,259	1,740,731
4.500%, 10/01/39	717,619	751,496
4.500%, 05/01/40	1,006,638	1,057,135
4.500%, 08/01/40	1,606,423	1,681,301
4.500%, 11/01/40	827,169	865,724
4.500%, 12/01/40	1,544,889	1,616,899
4.500%, 04/01/41	3,778,898	3,953,857
4.500%, 05/01/41	938,127	981,329
4.500%, 03/01/44	1,007,600	1,048,469
4.500%, 08/01/47	2,229,971	2,310,000
4.500%, 08/01/48	6,139,522	6,360,835
4.500%, 12/01/48	2,988,049	3,095,760
5.000%, 07/01/33	87,159	92,983
5.000%, 08/01/33	356,800	380,641
5.000%, 09/01/33	143,045	152,603
5.000%, 10/01/33	1,462,862	1,560,607
5.000%, 03/01/34	169,020	180,314
5.000%, 04/01/34	396,818	423,392
5.000%, 05/01/34	50,174	53,540
5.000%, 09/01/34	195,179	208,271
5.000%, 02/01/35	69,728	74,405
5.000%, 04/01/35	96,877	103,082
5.000%, 05/01/35	40,365	42,951
5.000%, 11/01/35	100,466	106,901
5.000%, 03/01/36	388,131	412,994
5.000%, 07/01/37	328,993	350,385
5.000%, 01/01/39	294,168	313,296
5.000%, 04/01/40	1,080,409	1,146,987
5.000%, 07/01/41	709,355	752,419
5.500%, 10/01/32	28,964	30,769
5.500%, 02/01/33	75,027	80,855
5.500%, 03/01/33	302,568	326,085
5.500%, 08/01/33	491,678	529,894
5.500%, 10/01/33	59,224	63,827
5.500%, 12/01/33	538,710	580,581
5.500%, 02/01/34	102,098	109,898
5.500%, 03/01/34	92,832	99,923
5.500%, 04/01/34	37,473	40,336

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 06/01/34	153,006	164,695
5.500%, 09/01/34	139,063	149,687
5.500%, 12/01/34	100,248	107,907
5.500%, 01/01/35	107,477	115,688
5.500%, 04/01/35	68,804	74,278
5.500%, 06/01/35	105,250	113,622
5.500%, 01/01/37	137,994	148,975
5.500%, 05/01/37	105,860	114,098
5.500%, 05/01/38	70,720	76,257
5.500%, 06/01/38	83,601	90,147
5.500%, 07/01/38	52,835	56,972
6.000%, 08/01/28	2,051	2,061
6.000%, 11/01/28	465	493
6.000%, 12/01/28	597	647
6.000%, 06/01/31	33,365	35,110
6.000%, 09/01/32	60,304	66,381
6.000%, 01/01/33	16,566	18,171
6.000%, 02/01/33	53,460	58,471
6.000%, 03/01/33	76,843	79,282
6.000%, 04/01/33	190,504	202,496
6.000%, 05/01/33	140,659	148,959
6.000%, 05/01/34	134,115	141,219
6.000%, 09/01/34	115,090	122,662
6.000%, 11/01/34	205,039	226,658
6.000%, 01/01/35	62,783	67,957
6.000%, 07/01/36	31,033	34,302
6.000%, 09/01/36	96,879	107,201
6.000%, 07/01/37	46,001	48,148
6.000%, 08/01/37	139,974	154,539
6.000%, 09/01/37	290,306	319,455
6.000%, 10/01/37	96,541	106,453
6.000%, 05/01/38	388,180	428,905
6.000%, 12/01/38	91,892	101,193
6.500%, 05/01/28	31,812	34,888
6.500%, 12/01/28	104,263	110,339
6.500%, 03/01/29	2,309	2,503
6.500%, 04/01/29	19,019	20,895
6.500%, 05/01/29	4,371	4,823
6.500%, 08/01/29	746	808
6.500%, 05/01/30	13,194	13,514
6.500%, 09/01/31	3,669	3,836
6.500%, 06/01/32	15,578	17,456
6.500%, 10/01/33	62,245	67,122
6.500%, 10/01/34	178,790	200,793
6.500%, 10/01/37	56,115	62,558
7.000%, 06/01/26	305	319
7.000%, 06/01/28	6,284	6,401
7.000%, 10/01/29	5,750	6,466
7.000%, 12/01/29	3,070	3,215
7.000%, 06/01/32	43,631	49,228
7.000%, 10/01/37	116,253	132,250
7.500%, 09/01/25	3,013	3,287
7.500%, 06/01/26	2,574	2,833
7.500%, 07/01/29	7,382	8,318
7.500%, 10/01/29	4,061	4,299

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
8.000%, 11/01/29	82	$95
8.000%, 05/01/30	15,258	16,214
8.000%, 11/01/30	1,915	2,183
8.000%, 01/01/31	1,258	1,417
8.000%, 02/01/31	3,737	4,315
Freddie Mac 15 Yr. Gold Pool
2.500%, 12/01/27	1,139,617	1,124,839
2.500%, 02/01/28	1,829,123	1,801,046
2.500%, 04/01/28	1,610,840	1,586,114
2.500%, 12/01/29	2,373,965	2,331,082
2.500%, 01/01/31	3,142,896	3,075,847
2.500%, 01/01/32	4,811,276	4,698,371
3.000%, 03/01/27	859,443	860,088
3.000%, 05/01/27	1,153,218	1,155,334
3.000%, 11/01/28	1,442,681	1,445,817
3.000%, 12/01/29	2,590,496	2,588,208
3.000%, 05/01/31	3,105,348	3,096,412
3.000%, 10/01/32	1,710,147	1,704,324
3.500%, 12/01/25	902,708	916,566
3.500%, 05/01/26	321,827	326,687
3.500%, 09/01/30	2,056,452	2,088,981
4.000%, 06/01/19	12,516	12,517
4.000%, 05/01/25	463,941	475,409
4.000%, 08/01/25	219,504	224,930
4.000%, 10/01/25	247,188	253,299
4.500%, 04/01/19	10,262	10,265
4.500%, 06/01/19	13,353	13,354
4.500%, 08/01/19	2,385	2,387
5.000%, 06/01/19	11,396	11,413
5.500%, 01/01/24	201,734	209,369
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/33	2,170,539	2,167,477
3.000%, 02/01/37	2,502,524	2,472,412
3.500%, 04/01/32	1,554,000	1,580,053
4.000%, 01/01/31	604,505	623,925
4.000%, 08/01/31	601,681	621,896
4.500%, 05/01/29	152,733	159,555
5.000%, 03/01/27	78,716	82,701
Freddie Mac 30 Yr. Gold Pool
2.500%, 07/01/43	2,263,927	2,157,521
3.000%, 10/01/42	2,079,753	2,043,411
3.000%, 01/01/43	1,970,232	1,935,804
3.000%, 03/01/43	5,202,596	5,108,878
3.000%, 04/01/43	3,565,785	3,500,658
3.000%, 06/01/43	1,667,550	1,637,094
3.000%, 07/01/43	3,142,764	3,085,364
3.000%, 06/01/45	3,550,046	3,475,587
3.000%, 06/01/46	3,869,568	3,774,419
3.000%, 10/01/46	3,215,517	3,136,451
3.000%, 11/01/46	4,086,634	3,986,148
3.000%, 01/01/47	6,540,452	6,379,629
3.500%, 01/01/42	1,100,747	1,109,388
3.500%, 03/01/42	997,042	1,004,603
3.500%, 08/01/42	2,659,284	2,679,451
3.500%, 02/01/43	1,440,365	1,451,288

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 05/01/43	2,233,082	2,248,771
3.500%, 06/01/43	1,293,909	1,302,999
3.500%, 06/01/44	1,625,201	1,632,839
3.500%, 10/01/44	1,743,282	1,751,475
3.500%, 11/01/44	2,508,102	2,519,889
3.500%, 12/01/44	2,342,409	2,353,418
3.500%, 05/01/45	2,902,807	2,911,456
3.500%, 08/01/45	3,219,576	3,229,169
3.500%, 11/01/45	3,093,608	3,102,825
3.500%, 12/01/45	1,875,187	1,880,774
3.500%, 03/01/46	5,769,620	5,784,748
3.500%, 06/01/47	3,416,655	3,416,082
3.500%, 08/01/47	2,178,641	2,178,372
3.500%, 10/01/47	2,716,224	2,715,889
3.500%, 11/01/47	2,685,108	2,684,658
3.500%, 02/01/48	5,646,437	5,645,490
4.000%, 06/01/39	553,498	570,047
4.000%, 12/01/39	869,548	895,548
4.000%, 11/01/40	877,463	903,445
4.000%, 04/01/41	874,466	899,836
4.000%, 09/01/41	919,917	946,605
4.000%, 10/01/41	2,021,334	2,079,976
4.000%, 11/01/41	822,678	846,545
4.000%, 10/01/43	2,515,065	2,586,430
4.000%, 07/01/44	2,478,658	2,541,998
4.000%, 10/01/44	1,879,916	1,927,956
4.000%, 07/01/45	2,970,883	3,036,632
4.000%, 01/01/46	2,997,679	3,064,021
4.000%, 02/01/46	1,616,684	1,652,463
4.000%, 06/01/47	3,581,061	3,654,004
4.000%, 10/01/47	1,718,014	1,753,009
4.000%, 11/01/47	1,712,853	1,747,742
4.000%, 03/01/48	2,724,687	2,780,186
4.000%, 05/01/48	1,889,251	1,926,369
4.000%, 10/01/48	2,467,654	2,517,336
4.000%, 11/01/48	2,976,562	3,035,041
4.500%, 10/01/35	265,946	278,311
4.500%, 06/01/38	405,514	424,368
4.500%, 02/01/39	310,810	325,174
4.500%, 03/01/39	253,697	265,611
4.500%, 04/01/39	470,504	492,598
4.500%, 09/01/39	510,815	534,802
4.500%, 10/01/39	1,327,588	1,389,930
4.500%, 11/01/39	376,255	393,923
4.500%, 01/01/40	310,882	325,480
4.500%, 05/01/40	509,025	532,642
4.500%, 11/01/40	792,581	829,354
4.500%, 02/01/41	158,505	165,772
4.500%, 05/01/41	452,740	473,495
4.500%, 06/01/41	332,149	347,376
4.500%, 12/01/43	737,017	768,112
4.500%, 12/01/45	928,504	965,942
4.500%, 08/01/47	2,306,246	2,388,475
4.500%, 08/01/48	1,449,804	1,501,707
4.500%, 10/01/48	2,459,193	2,547,232

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.000%, 10/01/33	435,809	$464,710
5.000%, 03/01/34	64,927	69,248
5.000%, 08/01/35	292,626	311,258
5.000%, 09/01/35	120,789	128,480
5.000%, 10/01/35	92,402	98,286
5.000%, 01/01/36	313,403	333,359
5.000%, 04/01/38	221,267	235,567
5.000%, 11/01/39	969,284	1,028,328
5.000%, 05/01/40	1,244,893	1,320,988
5.500%, 06/01/34	184,639	198,678
5.500%, 10/01/35	132,605	143,097
5.500%, 12/01/35	325,834	351,617
5.500%, 01/01/36	254,936	275,109
5.500%, 12/01/37	249,579	269,307
5.500%, 04/01/38	1,069,056	1,152,396
5.500%, 07/01/38	119,047	128,328
5.500%, 08/01/38	326,534	351,990
6.000%, 11/01/28	4,840	5,206
6.000%, 12/01/28	3,821	4,139
6.000%, 04/01/29	1,801	1,914
6.000%, 06/01/31	1,855	1,980
6.000%, 07/01/31	517	567
6.000%, 09/01/31	51,763	54,156
6.000%, 11/01/32	17,955	19,662
6.000%, 06/01/34	65,380	69,439
6.000%, 11/01/35	63,745	70,334
6.000%, 02/01/36	123,702	134,348
6.000%, 08/01/36	31,381	34,680
6.000%, 10/01/36	97,822	108,091
6.000%, 11/01/36	45,805	48,714
6.000%, 01/01/37	45,236	49,008
6.000%, 02/01/38	109,444	120,463
6.000%, 11/01/39	886,600	979,026
6.000%, 04/01/40	304,624	336,900
6.500%, 02/01/30	4,713	5,070
6.500%, 08/01/31	5,725	6,403
6.500%, 10/01/31	6,404	6,696
6.500%, 11/01/31	12,309	13,782
6.500%, 03/01/32	284,420	317,611
6.500%, 04/01/32	216,244	241,358
6.500%, 09/01/36	252,639	283,483
6.500%, 11/01/37	90,123	100,123
7.000%, 12/01/27	825	910
7.000%, 11/01/28	2,316	2,573
7.000%, 04/01/29	2,199	2,463
7.000%, 05/01/29	587	634
7.000%, 06/01/29	5,200	5,464
7.000%, 07/01/29	1,068	1,162
7.000%, 01/01/31	39,872	41,249
7.500%, 08/01/24	6,261	6,286
7.500%, 10/01/27	5,309	5,924
7.500%, 10/01/29	8,051	9,186
7.500%, 05/01/30	10,735	11,967
8.000%, 02/01/27	2,159	2,423
8.000%, 10/01/28	3,936	4,417

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
2.902%, 08/25/20	454,450	452,675
3.060%, 07/25/23 (a)	4,800,000	4,816,161
3.117%, 06/25/27	2,000,000	1,972,415
3.187%, 09/25/27 (a)	1,265,000	1,250,926
3.194%, 07/25/27	685,000	678,624
3.780%, 10/25/28 (a)	4,000,000	4,124,194
3.920%, 09/25/28 (a)	2,900,000	3,023,330
Ginnie Mae I 15 Yr. Pool
3.000%, 08/15/28	1,631,193	1,634,084
5.000%, 10/15/20	44,672	45,191
5.000%, 01/15/21	43,610	44,049
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/42	1,935,817	1,917,910
3.000%, 12/15/42	1,563,381	1,548,919
3.000%, 02/15/43	1,250,000	1,238,437
3.000%, 03/15/43	1,480,596	1,468,160
3.000%, 05/15/43	2,069,512	2,052,129
3.000%, 07/15/43	1,370,014	1,358,506
3.500%, 01/15/42	1,886,403	1,912,566
3.500%, 02/15/42	612,015	620,231
3.500%, 03/15/42	1,343,468	1,361,504
3.500%, 05/15/42	851,434	862,865
3.500%, 09/15/42	1,161,883	1,177,482
3.500%, 05/15/43	1,612,822	1,630,125
4.000%, 07/15/39	1,284,571	1,326,687
4.000%, 07/15/40	765,165	790,488
4.000%, 03/15/41	502,946	519,261
4.000%, 10/15/41	1,083,301	1,118,441
4.500%, 01/15/39	183,015	191,343
4.500%, 04/15/39	606,525	634,138
4.500%, 05/15/39	1,161,435	1,214,309
4.500%, 08/15/39	530,829	554,996
4.500%, 01/15/40	559,605	585,081
4.500%, 04/15/40	589,695	617,209
4.500%, 02/15/41	149,113	156,070
4.500%, 04/15/41	361,868	377,517
5.000%, 12/15/35	202,044	214,089
5.000%, 12/15/36	99,210	105,116
5.000%, 01/15/39	634,892	678,681
5.000%, 02/15/39	115,192	123,137
5.000%, 08/15/39	802,025	857,413
5.000%, 09/15/39	195,529	209,032
5.000%, 12/15/39	409,254	437,516
5.000%, 05/15/40	628,194	668,666
5.500%, 03/15/36	130,452	140,066
5.500%, 01/15/37	208,564	223,976
5.500%, 11/15/37	289,117	313,848
5.500%, 09/15/38	51,504	54,221
5.500%, 08/15/39	744,631	815,943
6.000%, 01/15/29	2,604	2,803
6.000%, 01/15/33	139,337	155,325
6.000%, 03/15/35	147,143	165,492
6.000%, 12/15/35	137,533	153,514
6.000%, 06/15/36	95,881	107,100

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
6.000%, 09/15/36	99,743	$111,355
6.000%, 07/15/38	639,994	715,620
6.500%, 05/15/23	821	824
6.500%, 02/15/27	18,216	19,656
6.500%, 07/15/28	7,563	8,199
6.500%, 08/15/28	7,967	8,712
6.500%, 11/15/28	5,369	5,922
6.500%, 12/15/28	7,848	8,327
6.500%, 07/15/29	1,812	1,880
6.500%, 05/15/36	106,506	120,436
7.000%, 01/15/28	1,126	1,235
7.000%, 05/15/28	6,779	7,170
7.000%, 06/15/28	6,201	6,932
7.000%, 10/15/28	6,328	6,961
7.000%, 09/15/29	1,844	1,878
7.000%, 01/15/31	1,190	1,235
7.000%, 03/15/31	11,006	11,450
7.000%, 07/15/31	273,125	312,548
7.000%, 08/15/31	49,421	56,559
7.000%, 02/15/32	8,090	8,215
7.000%, 07/15/32	13,375	15,475
8.000%, 08/15/26	2,261	2,489
8.000%, 09/15/26	2,174	2,370
8.000%, 06/15/29	19,849	21,294
9.000%, 11/15/24	1,700	1,764
Ginnie Mae II 30 Yr. Pool
3.000%, 12/20/42	1,810,890	1,799,456
3.000%, 03/20/43	2,640,530	2,617,127
3.000%, 12/20/44	2,294,575	2,271,078
3.000%, 04/20/45	2,151,255	2,126,420
3.000%, 08/20/45	3,253,254	3,215,697
3.000%, 11/20/45	1,850,244	1,828,884
3.000%, 01/20/46	3,242,402	3,204,970
3.000%, 09/20/46	3,741,427	3,689,094
3.000%, 10/20/46	3,803,879	3,750,672
3.000%, 11/20/46	3,948,183	3,892,958
3.000%, 01/20/47	3,998,368	3,942,440
3.000%, 04/20/47	1,632,482	1,607,793
3.000%, 02/20/48	2,930,887	2,886,562
3.500%, 12/20/41	1,098,115	1,115,594
3.500%, 03/20/42	2,091,747	2,125,702
3.500%, 08/20/42	1,065,429	1,082,723
3.500%, 01/20/43	3,116,878	3,167,473
3.500%, 04/20/43	1,249,907	1,268,495
3.500%, 05/20/43	2,149,645	2,181,613
3.500%, 07/20/44	2,761,456	2,793,649
3.500%, 02/20/45	2,991,514	3,026,390
3.500%, 06/20/45	1,913,897	1,934,388
3.500%, 08/20/45	4,453,036	4,500,712
3.500%, 09/20/45	5,133,303	5,188,262
3.500%, 10/20/45	3,035,816	3,068,319
3.500%, 12/20/45	2,694,550	2,723,399
3.500%, 01/20/46	2,681,911	2,710,625
3.500%, 02/20/46	2,215,704	2,239,427
3.500%, 06/20/46	2,594,555	2,617,800

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.500%, 02/20/47	4,263,399	4,301,595
3.500%, 03/20/47	3,856,663	3,885,329
3.500%, 06/20/47	4,951,476	4,988,280
3.500%, 09/20/47	1,765,700	1,778,825
3.500%, 12/20/47	8,316,572	8,378,390
3.500%, 03/20/48	3,344,932	3,369,596
3.500%, 10/20/48	995,027	1,002,364
4.000%, 11/20/40	1,043,000	1,077,758
4.000%, 12/20/40	1,236,727	1,277,941
4.000%, 05/20/43	1,997,523	2,062,580
4.000%, 11/20/43	746,144	770,445
4.000%, 02/20/44	2,654,293	2,740,740
4.000%, 04/20/44	1,047,700	1,080,297
4.000%, 05/20/44	1,275,127	1,314,800
4.000%, 09/20/44	1,987,131	2,048,957
4.000%, 10/20/44	2,841,061	2,929,456
4.000%, 11/20/44	555,399	572,680
4.000%, 10/20/45	2,300,720	2,367,618
4.000%, 11/20/45	1,207,967	1,243,091
4.000%, 02/20/47	3,119,095	3,205,554
4.000%, 03/20/47	659,535	677,817
4.000%, 04/20/47	2,696,595	2,764,661
4.000%, 05/20/47	2,907,411	2,980,798
4.000%, 09/20/47	2,508,382	2,571,697
4.000%, 07/20/48	2,359,707	2,418,520
4.000%, 08/20/48	1,643,987	1,684,961
4.000%, 09/20/48	2,977,743	3,051,960
4.000%, 11/20/48	1,496,839	1,534,146
4.500%, 08/20/40	875,210	916,562
4.500%, 12/20/40	561,196	587,711
4.500%, 04/20/41	482,150	504,572
4.500%, 03/20/42	403,288	422,042
4.500%, 10/20/43	607,259	632,875
4.500%, 02/20/44	1,213,198	1,264,375
4.500%, 04/20/45	1,117,106	1,164,229
4.500%, 03/20/47	1,553,791	1,616,552
4.500%, 11/20/47	1,678,936	1,740,712
4.500%, 08/20/48	8,109,534	8,397,725
5.000%, 08/20/40	397,452	421,329
5.000%, 10/20/40	413,962	438,830
5.000%, 06/20/44	928,977	984,785
5.000%, 10/20/48	2,490,592	2,597,321
6.500%, 06/20/31	16,263	18,272
6.500%, 11/20/38	336,892	380,083
7.500%, 02/20/28	1,703	1,893

		719,882,171

Federal Agencies—1.4%
Federal Home Loan Bank 1.750%, 06/12/20	12,700,000	12,546,711
Federal Home Loan Mortgage Corp.
1.125%, 08/12/21 (b)	5,200,000	5,022,264
1.375%, 05/01/20 (b)	2,645,000	2,604,161

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal National Mortgage Association
2.125%, 04/24/26	3,500,000	$3,339,105
2.375%, 01/19/23 (b)	1,600,000	1,587,600
2.625%, 09/06/24	2,000,000	1,991,480
6.625%, 11/15/30	2,450,000	3,291,502
Tennessee Valley Authority 5.250%, 09/15/39 (b)	3,350,000	4,193,999

		34,576,822

U.S. Treasury—38.4%
U.S. Treasury Bonds
2.250%, 08/15/46	3,000,000	2,563,562
2.500%, 02/15/45	7,400,000	6,703,143
2.500%, 02/15/46	8,200,000	7,402,909
2.500%, 05/15/46	4,800,000	4,328,956
2.750%, 08/15/42	2,020,000	1,933,574
2.750%, 11/15/42	3,200,000	3,059,319
2.750%, 08/15/47	3,000,000	2,841,635
2.750%, 11/15/47	7,300,000	6,910,218
2.875%, 05/15/43	5,760,000	5,623,473
2.875%, 08/15/45	5,000,000	4,869,553
2.875%, 11/15/46	4,600,000	4,473,182
3.000%, 11/15/44	11,000,000	10,978,805
3.000%, 05/15/45	4,500,000	4,489,385
3.000%, 11/15/45	7,700,000	7,681,449
3.000%, 02/15/47	3,000,000	2,991,714
3.000%, 05/15/47	5,800,000	5,775,940
3.000%, 08/15/48 (b)	13,200,000	13,138,947
3.125%, 11/15/41	3,000,000	3,071,194
3.125%, 02/15/42	1,800,000	1,842,523
3.125%, 02/15/43	3,270,000	3,336,010
3.125%, 08/15/44	4,700,000	4,796,421
3.375%, 05/15/44	3,000,000	3,193,712
3.500%, 02/15/39	2,080,000	2,274,919
3.625%, 08/15/43	2,600,000	2,877,211
3.625%, 02/15/44	8,020,000	8,884,745
3.750%, 08/15/41	1,830,000	2,064,007
3.750%, 11/15/43	2,600,000	2,936,076
3.875%, 08/15/40	5,380,000	6,179,035
4.250%, 05/15/39 (b)	2,500,000	3,016,472
4.250%, 11/15/40 (b)	4,280,000	5,172,509
4.375%, 11/15/39 (b)	3,900,000	4,781,624
4.375%, 05/15/40	3,220,000	3,953,846
4.375%, 05/15/41	1,350,000	1,661,486
4.500%, 02/15/36 (b)	1,600,000	1,972,234
4.500%, 05/15/38 (b)	4,950,000	6,160,797
5.000%, 05/15/37	1,560,000	2,047,338
5.250%, 02/15/29	750,000	916,845
5.375%, 02/15/31	3,675,000	4,670,293
6.125%, 11/15/27	1,750,000	2,223,518
6.250%, 08/15/23	7,700,000	8,945,610
6.250%, 05/15/30	2,500,000	3,354,654
6.375%, 08/15/27 (b)	2,900,000	3,725,280
6.500%, 11/15/26	2,500,000	3,185,471
7.125%, 02/15/23	11,125,000	13,117,587

U.S. Treasury—(Continued)
U.S. Treasury Bonds
7.250%, 08/15/22	6,120,000	7,119,518
7.875%, 02/15/21 (b)	4,450,000	4,940,459
8.000%, 11/15/21	2,920,000	3,362,886
8.125%, 08/15/21	1,250,000	1,427,727
8.750%, 08/15/20	1,000,000	1,097,283
U.S. Treasury Notes
1.125%, 02/28/21	10,100,000	9,810,354
1.125%, 06/30/21	14,200,000	13,745,278
1.125%, 07/31/21	12,300,000	11,886,300
1.125%, 08/31/21 (b)	6,300,000	6,081,974
1.250%, 01/31/20	3,000,000	2,956,501
1.250%, 03/31/21	6,100,000	5,939,128
1.250%, 07/31/23	8,600,000	8,135,113
1.375%, 01/31/20	11,100,000	10,954,541
1.375%, 03/31/20	16,000,000	15,765,728
1.375%, 04/30/20	11,000,000	10,831,615
1.375%, 08/31/20	14,900,000	14,620,489
1.500%, 08/15/20 (b)	2,000,000	1,967,257
1.500%, 02/28/23 (b)	7,200,000	6,917,991
1.500%, 08/15/26 (b)	10,600,000	9,779,791
1.625%, 11/30/20	5,000,000	4,917,721
1.625%, 11/15/22	5,000,000	4,840,965
1.625%, 05/31/23	7,900,000	7,611,790
1.625%, 02/15/26	8,300,000	7,770,875
1.625%, 05/15/26	10,900,000	10,180,165
1.750%, 10/31/20	10,000,000	9,862,769
1.750%, 12/31/20 (b)	14,800,000	14,591,727
1.750%, 11/30/21	11,000,000	10,779,858
1.750%, 02/28/22	9,000,000	8,804,244
1.750%, 05/15/22	8,000,000	7,812,312
1.750%, 05/31/22	5,100,000	4,979,220
1.750%, 05/15/23 (b)	22,720,000	22,017,932
1.875%, 02/28/22	15,000,000	14,728,563
1.875%, 03/31/22	11,000,000	10,795,303
1.875%, 04/30/22	12,100,000	11,869,328
1.875%, 07/31/22	11,100,000	10,871,444
1.875%, 08/31/22	7,400,000	7,242,256
1.875%, 09/30/22	3,000,000	2,935,106
2.000%, 11/30/20	14,800,000	14,663,148
2.000%, 02/28/21	5,000,000	4,948,232
2.000%, 10/31/21	6,000,000	5,923,302
2.000%, 02/15/22	3,800,000	3,746,702
2.000%, 11/30/22	14,700,000	14,434,833
2.000%, 02/15/23	6,900,000	6,766,719
2.000%, 05/31/24	8,400,000	8,174,707
2.000%, 06/30/24	7,300,000	7,099,769
2.000%, 02/15/25 (b)	16,300,000	15,770,470
2.000%, 08/15/25	14,100,000	13,595,657
2.000%, 11/15/26	7,300,000	6,969,253
2.125%, 08/31/20	5,800,000	5,761,051
2.125%, 06/30/21	12,000,000	11,902,682
2.125%, 08/15/21 (b)	8,710,000	8,630,554
2.125%, 12/31/21	11,900,000	11,785,650
2.125%, 12/31/22	7,200,000	7,099,408
2.125%, 02/29/24	12,000,000	11,773,324

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.125%, 03/31/24	6,200,000	$6,078,819
2.125%, 05/15/25	16,400,000	15,961,631
2.250%, 02/15/21	11,000,000	10,942,439
2.250%, 07/31/21 (b)	13,000,000	12,928,900
2.250%, 11/15/24	18,100,000	17,793,021
2.250%, 11/15/25	10,800,000	10,563,409
2.250%, 02/15/27	9,900,000	9,614,993
2.250%, 08/15/27	2,100,000	2,032,466
2.250%, 11/15/27	7,600,000	7,341,806
2.375%, 12/31/20	7,600,000	7,583,421
2.375%, 04/15/21	5,000,000	4,987,928
2.375%, 08/15/24	15,900,000	15,757,205
2.375%, 05/15/27 (b)	8,000,000	7,833,157
2.500%, 06/30/20	7,000,000	6,994,599
2.500%, 08/15/23	14,400,000	14,398,207
2.500%, 05/15/24	10,000,000	9,983,132
2.625%, 08/15/20	6,000,000	6,008,197
2.625%, 11/15/20	4,000,000	4,007,180
2.750%, 09/30/20	16,000,000	16,060,659
2.750%, 11/15/23	19,335,000	19,549,536
2.750%, 02/15/24	5,600,000	5,660,880
2.750%, 02/15/28 (b)	9,100,000	9,147,452
2.875%, 05/15/28 (b)	6,000,000	6,092,245
2.875%, 08/15/28	4,100,000	4,163,440
3.500%, 05/15/20	25,390,000	25,702,197
3.625%, 02/15/20	9,190,000	9,289,237
3.625%, 02/15/21	1,500,000	1,534,717

		953,135,026

Total U.S. Treasury & Government Agencies (Cost $1,709,929,868)		1,707,594,019

Corporate Bonds & Notes—26.4%

Aerospace/Defense—0.5%
Boeing Co. (The) 7.250%, 06/15/25	460,000	553,969
Lockheed Martin Corp. 3.550%, 01/15/26	1,000,000	991,090
4.090%, 09/15/52	3,454,000	3,234,153
Northrop Grumman Corp. 3.250%, 01/15/28	1,100,000	1,027,741
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	677,838
Raytheon Co. 3.125%, 10/15/20 (b)	1,000,000	1,002,580
United Technologies Corp. 3.125%, 05/04/27	2,000,000	1,850,260
4.500%, 06/01/42	2,645,000	2,513,755
7.500%, 09/15/29 (b)	200,000	251,474

		12,102,860

Agriculture—0.4%
Altria Group, Inc. 4.000%, 01/31/24	1,000,000	982,690
Archer-Daniels-Midland Co. 4.479%, 03/01/21 (b)	2,000,000	2,056,000
Philip Morris International, Inc. 3.250%, 11/10/24	3,000,000	2,906,610
Reynolds American, Inc. 4.450%, 06/12/25	3,800,000	3,654,992

		9,600,292

Auto Manufacturers—0.6%
American Honda Finance Corp. 2.300%, 09/09/26	1,100,000	999,229
Daimler Finance North America LLC 8.500%, 01/18/31	1,050,000	1,424,682
Ford Motor Co. 7.450%, 07/16/31	2,200,000	2,279,068
Ford Motor Credit Co. LLC 2.597%, 11/04/19	3,000,000	2,965,620
General Motors Financial Co., Inc. 2.400%, 05/09/19	2,500,000	2,488,325
Toyota Motor Credit Corp. 3.300%, 01/12/22	4,000,000	4,017,240

		14,174,164

Banks—6.1%
Bank of America Corp.
2.625%, 04/19/21 (b)	1,000,000	986,080
3.300%, 01/11/23 (b)	4,075,000	4,015,057
4.100%, 07/24/23	2,905,000	2,952,439
4.200%, 08/26/24	3,000,000	2,979,360
5.875%, 02/07/42	3,000,000	3,468,660
Bank of Montreal 1.900%, 08/27/21	1,000,000	968,700
Bank of Nova Scotia (The) 2.700%, 03/07/22	3,000,000	2,935,800
Barclays plc 4.375%, 01/12/26	3,500,000	3,343,095
BNP Paribas S.A. 5.000%, 01/15/21	3,225,000	3,331,135
Branch Banking & Trust Co. 2.850%, 04/01/21	3,400,000	3,375,214
Capital One N.A. 2.250%, 09/13/21 (b)	3,000,000	2,889,930
Citigroup, Inc.
2.700%, 03/30/21 (b)	2,000,000	1,968,540
3.200%, 10/21/26	1,700,000	1,568,709
4.750%, 05/18/46	4,400,000	4,079,900
5.375%, 08/09/20	2,200,000	2,265,318
Cooperatieve Rabobank UA 5.250%, 05/24/41	1,640,000	1,803,426
Credit Suisse AG 4.375%, 08/05/20	2,611,000	2,653,768
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	1,000,000	995,120

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Deutsche Bank AG 4.250%, 10/14/21	900,000	$886,014
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,560,835
Goldman Sachs Group, Inc. (The)
3.850%, 01/26/27	1,900,000	1,790,332
4.000%, 03/03/24	2,000,000	1,974,920
4.017%, 3M LIBOR + 1.373%, 10/31/38 (a)	2,000,000	1,757,160
6.000%, 06/15/20	2,000,000	2,069,760
6.125%, 02/15/33	2,075,000	2,354,751
HSBC Holdings plc
5.100%, 04/05/21	2,556,000	2,639,862
5.250%, 03/14/44	900,000	894,834
6.500%, 09/15/37	905,000	1,034,478
HSBC USA, Inc. 2.350%, 03/05/20	3,000,000	2,970,630
JPMorgan Chase & Co.
2.950%, 10/01/26	2,000,000	1,845,920
3.250%, 09/23/22	2,850,000	2,829,366
3.882%, 3M LIBOR + 1.360%, 07/24/38 (a)	2,100,000	1,900,857
3.900%, 07/15/25	4,700,000	4,664,280
4.950%, 03/25/20	2,650,000	2,706,392
KeyBank N.A. 3.300%, 06/01/25 (b)	3,800,000	3,711,346
KFW
1.500%, 02/06/19	2,500,000	2,497,650
1.625%, 03/15/21	5,500,000	5,387,140
2.375%, 08/25/21	1,945,000	1,933,486
2.750%, 09/08/20 (b)	2,300,000	2,304,301
Landwirtschaftliche Rentenbank
2.000%, 01/13/25	3,500,000	3,350,130
Lloyds Bank plc 6.375%, 01/21/21	1,500,000	1,582,755
Mitsubishi UFJ Financial Group, Inc. 2.998%, 02/22/22 (b)	1,900,000	1,873,020
Morgan Stanley
4.300%, 01/27/45	2,900,000	2,741,051
4.350%, 09/08/26	3,800,000	3,685,848
5.625%, 09/23/19	1,900,000	1,928,158
7.250%, 04/01/32	1,850,000	2,334,977
National Australia Bank, Ltd. 2.800%, 01/10/22	1,900,000	1,866,047
Oesterreichische Kontrollbank AG 2.875%, 03/13/23	1,300,000	1,309,269
PNC Bank N.A. 2.950%, 02/23/25	4,100,000	3,938,706
Royal Bank of Scotland Group plc
3.498%, 3M LIBOR + 1.480%, 05/15/23 (a)	1,000,000	959,200
3.875%, 09/12/23	1,000,000	958,550
Santander UK plc 2.375%, 03/16/20 (b)	2,000,000	1,975,940
Sumitomo Mitsui Financial Group, Inc. 2.632%, 07/14/26	4,700,000	4,305,717
Toronto-Dominion Bank (The) 3.500%, 07/19/23 (b)	3,000,000	3,019,290

Banks—(Continued)
U.S. Bancorp 3.600%, 09/11/24	3,000,000	2,986,350
UBS AG 4.875%, 08/04/20	3,500,000	3,580,255
Wells Fargo & Co.
2.600%, 07/22/20	4,000,000	3,959,440
3.000%, 01/22/21 (b)	3,400,000	3,382,796
3.000%, 10/23/26	2,000,000	1,851,420
Wells Fargo Bank N.A. 5.950%, 08/26/36	1,900,000	2,188,895
Westpac Banking Corp. 2.800%, 01/11/22	2,000,000	1,963,940

		152,036,319

Beverages—0.6%
Anheuser-Busch InBev Finance, Inc.
3.650%, 02/01/26	2,000,000	1,883,640
4.900%, 02/01/46	5,300,000	4,879,392
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	1,165,000	1,005,092
Coca-Cola Co. (The)
3.150%, 11/15/20 (b)	280,000	281,395
3.200%, 11/01/23 (b)	3,000,000	3,010,650
Keurig Dr Pepper, Inc. 4.057%, 05/25/23 (144A)	1,000,000	996,990
PepsiCo, Inc. 3.600%, 03/01/24	3,975,000	4,034,267

		16,091,426

Biotechnology—0.4%
Amgen, Inc.
2.600%, 08/19/26 (b)	3,200,000	2,907,776
3.625%, 05/22/24	1,200,000	1,196,256
Celgene Corp.
4.625%, 05/15/44	2,000,000	1,766,280
Gilead Sciences, Inc. 3.650%, 03/01/26	3,000,000	2,944,410

		8,814,722

Chemicals—0.4%
Dow Chemical Co. (The)
4.250%, 11/15/20	2,750,000	2,788,005
9.400%, 05/15/39	650,000	930,579
LyondellBasell Industries NV 4.625%, 02/26/55	1,400,000	1,180,088
Nutrien, Ltd. 4.875%, 03/30/20	970,000	987,615
Praxair, Inc. 3.000%, 09/01/21 (b)	3,950,000	3,950,672

		9,836,959

Computers—0.6%
Apple, Inc.
2.250%, 02/23/21 (b)	3,000,000	2,965,890

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
Apple, Inc.
2.400%, 05/03/23	2,072,000	$2,004,225
4.450%, 05/06/44	2,944,000	3,037,560
4.650%, 02/23/46	2,700,000	2,854,710
Hewlett Packard Enterprise Co. 4.900%, 10/15/25 (b)	1,400,000	1,413,944
International Business Machines Corp.
4.000%, 06/20/42 (b)	3,200,000	2,899,744
8.375%, 11/01/19	425,000	443,670

		15,619,743

Cosmetics/Personal Care—0.3%
Procter & Gamble Co. (The) 2.300%, 02/06/22 (b)	3,600,000	3,541,680
Unilever Capital Corp.
2.900%, 05/05/27	1,500,000	1,427,955
5.900%, 11/15/32	1,500,000	1,832,760

		6,802,395

Diversified Financial Services—0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.950%, 02/01/22 (b)	1,800,000	1,764,540
American Express Credit Corp. 3.300%, 05/03/27 (b)	3,000,000	2,915,520
BlackRock, Inc. 3.500%, 03/18/24	3,800,000	3,842,104
GE Capital International Funding Co. 4.418%, 11/15/35	2,700,000	2,262,870
Nomura Holdings, Inc. 6.700%, 03/04/20	1,325,000	1,376,490
Visa, Inc. 2.800%, 12/14/22 (b)	3,000,000	2,965,110

		15,126,634

Electric—1.7%
Connecticut Light & Power Co. (The) 4.000%, 04/01/48 (b)	1,000,000	983,330
Consolidated Edison Co. of New York, Inc.
3.950%, 03/01/43	3,070,000	2,845,644
Dominion Energy, Inc. 3.900%, 10/01/25	1,900,000	1,888,220
DTE Electric Co. 3.700%, 03/15/45	4,000,000	3,717,800
Duke Energy Carolinas LLC 5.300%, 02/15/40	2,000,000	2,270,100
Duke Energy Corp. 3.050%, 08/15/22	4,000,000	3,921,600
Exelon Corp.
3.400%, 04/15/26	3,000,000	2,843,190
5.625%, 06/15/35	1,500,000	1,629,795
FirstEnergy Corp. 3.900%, 07/15/27	2,000,000	1,937,360
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,094,094

Electric—(Continued)
Georgia Power Co. 4.300%, 03/15/42	2,000,000	1,843,440
Northern States Power Co. 6.250%, 06/01/36	2,200,000	2,750,242
Ohio Power Co. 5.375%, 10/01/21	1,640,000	1,734,956
Oncor Electric Delivery Co. LLC 7.000%, 05/01/32	950,000	1,231,285
Pacific Gas & Electric Co. 5.400%, 01/15/40	3,320,000	2,932,656
PacifiCorp 2.950%, 02/01/22	2,800,000	2,773,260
PPL Capital Funding, Inc. 3.400%, 06/01/23 (b)	2,000,000	1,960,380
PSEG Power LLC 8.625%, 04/15/31	1,000,000	1,301,170
Sempra Energy 3.400%, 02/01/28	2,100,000	1,921,626

		42,580,148

Electrical Components & Equipment—0.1%
Emerson Electric Co. 4.875%, 10/15/19 (b)	1,800,000	1,824,786

Environmental Control—0.1%
Waste Management, Inc. 7.000%, 07/15/28	1,265,000	1,527,057

Food—0.4%
General Mills, Inc. 4.200%, 04/17/28 (b)	1,500,000	1,469,310
Kraft Heinz Foods Co. 3.000%, 06/01/26 (b)	3,300,000	2,944,689
Kroger Co. (The) 3.300%, 01/15/21	1,900,000	1,891,526
Sysco Corp. 2.600%, 06/12/22	2,400,000	2,313,240
Tyson Foods, Inc. 3.550%, 06/02/27 (b)	1,200,000	1,120,464

		9,739,229

Forest Products & Paper—0.1%
Georgia-Pacific LLC 8.000%, 01/15/24	1,800,000	2,161,188
International Paper Co. 3.000%, 02/15/27 (b)	1,500,000	1,372,305

		3,533,493

Gas—0.1%
NiSource, Inc. 4.800%, 02/15/44	1,500,000	1,453,515

Healthcare-Products—0.5%
Abbott Laboratories 4.750%, 11/30/36	3,000,000	3,133,620

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Becton Dickinson & Co. 4.669%, 06/06/47	2,000,000	$1,881,980
Medtronic, Inc. 4.625%, 03/15/45	3,000,000	3,154,380
Thermo Fisher Scientific, Inc. 4.150%, 02/01/24	3,445,000	3,496,055

		11,666,035

Healthcare-Services—0.5%
Aetna, Inc. 2.750%, 11/15/22	3,000,000	2,874,450
Anthem, Inc. 5.850%, 01/15/36	1,800,000	2,017,692
Laboratory Corp. of America Holdings 4.625%, 11/15/20	1,900,000	1,941,857
UnitedHealth Group, Inc.
3.750%, 07/15/25	3,600,000	3,638,052
4.250%, 06/15/48	1,000,000	999,460

		11,471,511

Insurance—0.9%
Aflac, Inc. 3.625%, 06/15/23	1,475,000	1,481,195
Allstate Corp. (The) 7.450%, 05/16/19	1,700,000	1,725,653
American International Group, Inc.
3.300%, 03/01/21 (b)	3,000,000	2,989,140
4.500%, 07/16/44	1,100,000	977,801
AXA S.A. 8.600%, 12/15/30	1,165,000	1,439,882
Berkshire Hathaway, Inc. 3.125%, 03/15/26 (b)	2,900,000	2,811,115
Chubb Corp. (The) 6.000%, 05/11/37	865,000	1,039,790
Chubb INA Holdings, Inc. 3.350%, 05/15/24	2,000,000	1,986,960
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	921,398
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26 (b)	4,000,000	3,951,400
Principal Financial Group, Inc. 3.100%, 11/15/26	1,000,000	934,250
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,720,246

		21,978,830

Internet—0.3%
Alibaba Group Holding, Ltd. 4.200%, 12/06/47 (b)	1,400,000	1,243,284
Amazon.com, Inc.
3.800%, 12/05/24 (b)	1,800,000	1,842,768
3.875%, 08/22/37	1,900,000	1,848,187

Internet—(Continued)
eBay, Inc. 3.600%, 06/05/27 (b)	1,500,000	1,401,465

		6,335,704

Iron/Steel—0.0%
Vale Overseas, Ltd. 6.875%, 11/21/36	528,000	603,198

Machinery-Construction & Mining—0.1%
Caterpillar, Inc. 3.803%, 08/15/42 (b)	1,500,000	1,397,490

Machinery-Diversified—0.1%
Deere & Co. 2.600%, 06/08/22	1,950,000	1,910,259

Media—1.1%
21st Century Fox America, Inc. 6.550%, 03/15/33	1,950,000	2,445,358
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22	2,800,000	2,826,964
Comcast Corp.
3.150%, 03/01/26 (b)	2,000,000	1,909,440
3.969%, 11/01/47	2,900,000	2,603,881
4.650%, 07/15/42	3,670,000	3,672,092
5.650%, 06/15/35	1,500,000	1,644,015
Discovery Communications LLC 6.350%, 06/01/40	1,800,000	1,887,426
Time Warner Cable LLC
5.000%, 02/01/20 (b)	1,900,000	1,927,626
6.550%, 05/01/37	100,000	101,091
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	433,360
Time Warner, Inc.
6.100%, 07/15/40	925,000	956,395
7.700%, 05/01/32	685,000	872,217
Viacom, Inc. 4.375%, 03/15/43	3,500,000	2,828,350
Walt Disney Co. (The) 2.950%, 06/15/27 (b)	2,000,000	1,911,980
Warner Media LLC 3.600%, 07/15/25	1,900,000	1,802,568

		27,822,763

Mining—0.2%
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	1,961,514
Rio Tinto Alcan, Inc. 6.125%, 12/15/33	1,751,000	2,099,537

		4,061,051

Miscellaneous Manufacturing—0.3%
3M Co. 3.625%, 10/15/47	1,000,000	926,850

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—(Continued)
General Electric Co.
3.375%, 03/11/24	2,900,000	$2,683,196
5.300%, 02/11/21 (b)	1,915,000	1,918,600
6.750%, 03/15/32	1,250,000	1,303,188
7.500%, 08/21/35	100,000	104,681
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	1,200,000	1,187,964

		8,124,479

Multi-National—1.4%
African Development Bank 1.875%, 03/16/20	1,000,000	991,240
Asian Development Bank
1.625%, 08/26/20 (b)	4,000,000	3,937,200
2.000%, 02/16/22 (b)	2,000,000	1,964,820
European Investment Bank
1.625%, 12/15/20 (b)	2,000,000	1,962,280
1.875%, 02/10/25 (b)	2,500,000	2,375,375
2.500%, 10/15/24 (b)	3,800,000	3,756,072
4.000%, 02/16/21	1,700,000	1,749,453
4.875%, 02/15/36	1,100,000	1,349,766
Inter-American Development Bank
2.125%, 01/15/25	6,000,000	5,795,280
2.375%, 07/07/27 (b)	1,500,000	1,446,615
7.000%, 06/15/25	200,000	245,010
International Bank for Reconstruction & Development
2.125%, 03/03/25 (b)	3,000,000	2,899,410
2.500%, 07/29/25	2,000,000	1,971,140
7.625%, 01/19/23	2,970,000	3,529,132
International Finance Corp. 1.125%, 07/20/21 (b)	1,600,000	1,542,848

		35,515,641

Oil & Gas—1.5%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	355,848
BP Capital Markets America, Inc. 3.245%, 05/06/22	3,900,000	3,875,040
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,800,000	1,964,646
Chevron Corp. 3.191%, 06/24/23 (b)	2,025,000	2,021,598
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36 (b)	1,550,000	1,834,998
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	856,058
Equinor ASA 3.250%, 11/10/24 (b)	3,100,000	3,080,346
Exxon Mobil Corp. 3.176%, 03/15/24	2,900,000	2,900,754
Marathon Oil Corp. 6.600%, 10/01/37	2,000,000	2,147,060
Noble Energy, Inc. 3.900%, 11/15/24	4,200,000	4,051,698

Oil & Gas—(Continued)
Occidental Petroleum Corp.
3.400%, 04/15/26 (b)	1,000,000	978,450
Petroleos Mexicanos
4.875%, 01/24/22	1,900,000	1,852,101
6.625%, 06/15/35 (b)	3,400,000	2,970,478
6.750%, 09/21/47	1,700,000	1,408,688
Phillips 66 4.875%, 11/15/44	1,000,000	974,990
Shell International Finance B.V. 1.875%, 05/10/21	3,000,000	2,916,810
Total Capital International S.A. 2.700%, 01/25/23	1,500,000	1,466,610
Valero Energy Corp. 3.400%, 09/15/26	1,000,000	917,290

		36,573,463

Oil & Gas Services—0.2%
Halliburton Co. 3.500%, 08/01/23	4,000,000	3,946,280

Pharmaceuticals—1.4%
AbbVie, Inc. 4.400%, 11/06/42	3,200,000	2,821,760
Allergan Funding SCS 3.800%, 03/15/25 (b)	2,400,000	2,341,224
AstraZeneca plc 4.000%, 09/18/42	1,200,000	1,087,944
CVS Health Corp.
3.350%, 03/09/21	1,500,000	1,495,470
3.700%, 03/09/23	3,000,000	2,970,540
5.050%, 03/25/48	1,500,000	1,463,445
5.125%, 07/20/45	1,900,000	1,852,709
Express Scripts Holding Co.
4.500%, 02/25/26	2,700,000	2,738,097
6.125%, 11/15/41	313,000	357,283
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/28 (b)	2,000,000	2,033,840
Johnson & Johnson
3.700%, 03/01/46 (b)	2,000,000	1,903,140
5.950%, 08/15/37	910,000	1,145,426
Merck & Co., Inc.
2.400%, 09/15/22	1,000,000	975,670
6.550%, 09/15/37	1,000,000	1,327,090
Merck Sharp & Dohme Corp. 5.950%, 12/01/28	300,000	357,792
Novartis Capital Corp. 4.400%, 04/24/20 (b)	900,000	917,469
Sanofi 4.000%, 03/29/21 (b)	2,775,000	2,835,329
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26	3,000,000	2,734,620
Wyeth LLC 5.950%, 04/01/37	3,300,000	3,975,543

		35,334,391

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—1.0%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	$270,787
Enbridge Energy Partners L.P. 5.875%, 10/15/25	3,000,000	3,252,780
Energy Transfer Operating L.P.
4.650%, 06/01/21	1,950,000	1,977,378
5.150%, 03/15/45	2,600,000	2,257,606
Enterprise Products Operating LLC 3.950%, 02/15/27	3,800,000	3,756,338
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37 (b)	2,000,000	2,163,900
Kinder Morgan, Inc. 4.300%, 06/01/25 (b)	1,000,000	994,790
MPLX L.P. 5.200%, 03/01/47	1,000,000	928,500
Sabine Pass Liquefaction LLC 5.625%, 04/15/23 (b)	2,700,000	2,825,064
Tennessee Gas Pipeline Co. LLC
7.000%, 10/15/28	1,050,000	1,202,512
7.625%, 04/01/37	640,000	766,304
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	1,978,902
Williams Cos., Inc. (The) 5.250%, 03/15/20	3,575,000	3,645,821

		26,020,682

Real Estate Investment Trusts—0.6%
American Tower Corp. 3.000%, 06/15/23	2,100,000	2,014,530
Boston Properties L.P. 3.850%, 02/01/23	2,950,000	2,953,982
Digital Realty Trust L.P. 3.700%, 08/15/27	3,500,000	3,317,055
Simon Property Group L.P. 3.300%, 01/15/26 (b)	3,800,000	3,662,022
Ventas Realty L.P. 3.100%, 01/15/23	2,100,000	2,046,765
Welltower, Inc. 4.000%, 06/01/25	1,500,000	1,474,935

		15,469,289

Retail—0.7%
Home Depot, Inc. (The)
2.000%, 04/01/21 (b)	1,000,000	980,570
4.250%, 04/01/46	2,000,000	1,996,940
4.400%, 04/01/21 (b)	1,450,000	1,494,341
Lowe’s Cos., Inc. 4.050%, 05/03/47	1,500,000	1,293,345
McDonald’s Corp. 3.700%, 01/30/26	3,000,000	2,947,020
Target Corp.
4.000%, 07/01/42 (b)	1,000,000	943,440
6.350%, 11/01/32	708,000	879,414
Walgreens Boots Alliance, Inc. 2.700%, 11/18/19	3,000,000	2,986,740

Retail—(Continued)
Walmart, Inc.
2.550%, 04/11/23	4,000,000	3,904,680
5.250%, 09/01/35	935,000	1,075,596

		18,502,086

Semiconductors—0.3%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.000%, 01/15/22	3,100,000	2,980,836
Intel Corp.
2.700%, 12/15/22 (b)	2,000,000	1,967,860
QUALCOMM, Inc. 3.450%, 05/20/25	4,000,000	3,847,320

		8,796,016

Software—0.8%
Adobe, Inc. 4.750%, 02/01/20	2,200,000	2,243,978
Microsoft Corp.
3.125%, 11/03/25 (b)	5,100,000	5,047,317
3.300%, 02/06/27	2,000,000	1,982,260
4.250%, 02/06/47	3,000,000	3,148,500
Oracle Corp.
1.900%, 09/15/21 (b)	1,800,000	1,741,212
2.500%, 10/15/22	2,100,000	2,043,384
4.125%, 05/15/45	4,200,000	3,981,390

		20,188,041

Telecommunications—1.1%
AT&T, Inc.
4.100%, 02/15/28	2,687,000	2,583,754
4.125%, 02/17/26	3,000,000	2,933,640
5.150%, 11/15/46	1,308,000	1,215,504
5.300%, 08/15/58	2,500,000	2,316,547
7.125%, 12/15/31	100,000	109,596
British Telecommunications plc 9.625%, 12/15/30	1,000,000	1,354,580
Cisco Systems, Inc.
2.500%, 09/20/26	1,200,000	1,117,584
5.500%, 01/15/40	2,000,000	2,361,060
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	1,000,000	1,313,690
Orange S.A. 5.500%, 02/06/44 (b)	1,000,000	1,067,910
Telefonica Emisiones S.A. 4.103%, 03/08/27	1,900,000	1,835,609
Verizon Communications, Inc.
3.376%, 02/15/25	2,078,000	2,015,722
4.812%, 03/15/39	3,927,000	3,862,951
5.012%, 04/15/49	2,032,000	2,024,563
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,274,551

		28,387,261

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—0.4%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	3,900,000	$3,799,848
CSX Corp. 6.150%, 05/01/37	1,600,000	1,883,024
FedEx Corp. 4.550%, 04/01/46	1,000,000	912,490
Norfolk Southern Corp.
3.000%, 04/01/22	1,911,000	1,897,451
5.590%, 05/17/25	28,000	30,903
Union Pacific Corp.
6.625%, 02/01/29	1,200,000	1,451,352
United Parcel Service, Inc. 5.125%, 04/01/19	760,000	763,861

		10,738,929

Total Corporate Bonds & Notes (Cost $676,248,571)		655,707,141

Foreign Government—1.7%

Electric—0.0%
Hydro-Quebec 8.400%, 01/15/22	1,000,000	1,158,370

Provincial — 0.4%
Province of British Columbia Canada 2.000%, 10/23/22	1,970,000	1,918,603
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	267,758
Province of Ontario Canada
2.450%, 06/29/22	4,000,000	3,945,560
4.400%, 04/14/20	2,100,000	2,144,436
Province of Quebec Canada 7.500%, 07/15/23	350,000	415,439

		8,691,796

Sovereign—1.3%
Colombia Government International Bonds
5.000%, 06/15/45 (b)	1,000,000	953,520
8.125%, 05/21/24	1,500,000	1,759,530
Export-Import Bank of Korea 2.250%, 01/21/20	2,000,000	1,985,720
Japan Bank for International Cooperation 1.750%, 05/28/20	5,000,000	4,933,450
Mexico Government International Bonds
5.750%, 10/12/10 (b)	2,000,000	1,880,260
6.750%, 09/27/34	1,050,000	1,199,457
8.000%, 09/24/22	2,200,000	2,531,386
Panama Government International Bonds
4.500%, 05/15/47 (c)	1,400,000	1,362,284
5.200%, 01/30/20	1,370,000	1,399,345
Peruvian Government International Bond 8.750%, 11/21/33 (b)	1,450,000	2,143,376

Sovereign—(Continued)
Philippine Government International Bonds
3.950%, 01/20/40	2,100,000	2,050,881
5.000%, 01/13/37	1,740,000	1,930,965
Poland Government International Bond 3.250%, 04/06/26 (b)	2,000,000	1,963,620
Republic of Korea 7.125%, 04/16/19	2,400,000	2,430,312
Ukraine Government AID Bond 1.471%, 09/29/21	1,600,000	1,554,784
Uruguay Government International Bond 4.375%, 10/27/27 (c)	1,900,000	1,910,773

		31,989,663

Total Foreign Government (Cost $43,336,661)		41,839,829

Mortgage-Backed Securities—1.2%

Commercial Mortgage-Backed Securities—1.2%
Commercial Mortgage Pass-Through Certificates Mortgage Trust
3.765%, 02/10/49	1,539,000	1,554,302
3.902%, 07/10/50	1,835,000	1,859,418
Commercial Mortgage Trust 3.838%, 09/10/47	3,800,000	3,873,619
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,835,000	1,823,929
GS Mortgage Securities Trust
3.135%, 06/10/46	2,935,000	2,915,861
3.377%, 05/10/45	2,520,719	2,520,719
4.243%, 08/10/46	966,000	1,001,838
JPMBB Commercial Mortgage Securities Trust
3.598%, 11/15/48	3,900,000	3,912,233
3.801%, 08/15/48	1,534,000	1,559,227
Morgan Stanley Bank of America Merrill Lynch Trust
3.544%, 01/15/49	3,850,000	3,835,081
3.635%, 10/15/48	1,547,000	1,548,856
3.732%, 05/15/48	3,750,000	3,788,174
WF-RBS Commercial Mortgage Trust 3.488%, 06/15/46	1,054,000	1,040,423

Total Mortgage-Backed Securities (Cost $32,329,822)		31,233,680

Asset-Backed Securities—0.6%

Asset-Backed - Automobile—0.3%
Ally Auto Receivables Trust 1.990%, 11/15/21	2,990,000	2,949,039
AmeriCredit Automobile Receivables Trust 3.080%, 12/18/23	1,500,000	1,483,417
Ford Credit Auto Owner Trust 3.160%, 10/15/23	1,000,000	1,006,712

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Honda Auto Receivables Owner Trust 1.330%, 11/18/22	1,011,000	$997,154

		6,436,322

Asset-Backed - Credit Card—0.3%
Capital One Multi-Asset Execution Trust 1.660%, 06/17/24	3,000,000	2,910,602
Citibank Credit Card Issuance Trust 2.880%, 01/23/23	4,924,000	4,921,201

		7,831,803

Total Asset-Backed Securities (Cost $20,594,490)		14,268,125

Municipals—0.5%
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	660,000	849,360
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	1,999,000	2,113,423
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	1,700,000	2,395,300
Oregon School Boards Association, General Obligation Unlimited 5.680%, 06/30/28	1,900,000	2,206,508
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	2,000,000	2,745,440
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	1,230,000	1,172,719

Total Municipals (Cost $10,434,358)		11,482,750

Short-Term Investment—0.1%

U.S. Treasury—0.1%
U.S. Treasury Bill 1.997%, 01/08/19 (d)	2,500,000	2,499,064

Total Short-Term Investments (Cost $2,498,906)		2,499,064

Securities Lending Reinvestments (e)—8.3%

Certificates of Deposit—4.8%
Banco Del Estado De Chile New York 2.720%, 1M LIBOR + 0.250%, 03/20/19 (a)	5,000,000	4,999,570
2.820%, 1M LIBOR + 0.350%, 05/20/19 (a)	3,000,000	2,999,937
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (a)	2,000,000	1,999,950
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (a)	8,000,000	8,003,192
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (a)	5,000,000	4,999,525
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (a)	2,000,000	1,999,196

Certificates of Deposit—(Continued)
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (a)	5,000,000	4,999,360
2.740%, 1M LIBOR + 0.270%, 07/19/19 (a)	3,000,000	2,998,782
Citibank N.A. 2.490%, 02/04/19	7,000,000	6,999,027
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (a)	2,500,000	2,500,008
Credit Agricole S.A. 2.799%, 1M LIBOR + 0.320%, 05/21/19 (a)	3,000,000	3,000,189
Credit Industriel et Commercial Zero Coupon, 01/25/19	4,936,141	4,991,500
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (a)	2,500,000	2,500,062
Credit Suisse AG 2.620%, 04/01/19	5,000,000	4,997,410
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	4,000,000	3,999,704
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	4,962,437	4,994,900
Natixis New York 2.940%, SOFR + 0.480%, 06/12/19 (a)	2,000,000	1,999,788
Natixis S.A. New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (a)	3,000,000	2,998,110
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (a)	1,000,000	999,918
Standard Chartered plc
2.686%, 1M LIBOR + 0.180%, 02/25/19 (a)	5,000,000	4,999,855
2.717%, 3M LIBOR + 0.230%, 04/24/19 (a)	3,000,000	2,999,346
2.785%, 1M LIBOR + 0.330%, 05/17/19 (a)	2,000,000	1,999,954
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (a)	7,000,000	6,997,431
Sumitomo Mitsui Banking Corp., New York 2.559%, 1M LIBOR + 0.180%, 03/05/19 (a)	2,000,000	1,999,526
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	1,985,555	1,989,140
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (a)	4,000,000	3,999,820
U.S. Bank N.A.
2.764%, 1M LIBOR + 0.260%, 07/23/19 (a)	4,000,000	4,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (a)	10,000,000	10,008,674
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (a)	7,000,000	6,999,956

		118,973,830

Commercial Paper—1.5%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (a)	4,000,000	3,998,892
Banco Santander S.A. 2.740%, 02/07/19	3,971,991	3,988,352
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (a)	2,000,000	2,000,000
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (a)	2,000,000	2,000,186
2.725%, 3M LIBOR + 0.110%, 05/10/19 (a)	2,000,000	1,999,764

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Matchpoint Finance plc 2.890%, 05/08/19	3,941,879	$3,957,012
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (a)	5,000,000	4,999,920
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (a)	10,000,000	10,002,450
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (a)	5,000,000	4,999,800

		37,946,376

Master Demand Notes—0.2%
Natixis Financial Products LLC 2.740%, OBFR + 0.350%, 02/04/19 (a)	5,000,000	5,000,000

Repurchase Agreements—1.6%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.660%, due on 01/07/19 with a maturity value of $4,002,069; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 3.125%, maturity dates ranging from 02/15/42 - 02/15/46, and various Common Stock with an aggregate market value of $4,217,144.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $5,013,563; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $5,441,594.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,511,270; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $1,530,000.	1,500,000	1,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $1,175,831; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $1,199,135.	1,175,622	1,175,622
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $4,130,805; collateralized by various Common Stock with an aggregate market value of $4,510,000.	4,100,000	4,100,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $8,060,107; collateralized by various Common Stock with an aggregate market value of $8,800,000.	8,000,000	8,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $6,003,022; collateralized by various Common Stock with an aggregate market value of $6,679,931.	6,000,000	6,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $4,002,014; collateralized by various Common Stock with an aggregate market value of $4,453,288.	4,000,000	4,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $4,802,389; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,258,284.	4,800,000	4,800,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $2,401,195; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,629,142.	2,400,000	2,400,000

		40,975,622

Time Deposit—0.2%
Royal Bank of Canada 2.420%, 01/02/19	4,000,000	4,000,000

Total Securities Lending Reinvestments (Cost $206,900,622)		206,895,828

Total Investments—107.6% (Cost $2,702,273,298)		2,671,520,436
Other assets and liabilities (net)—(7.6)%		(188,625,622)

Net Assets—100.0%		$2,482,894,814

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $201,519,074 and the collateral received consisted of cash in the amount of $206,773,625. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Principal amount of security is adjusted for inflation.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $996,990, which is 0.0% of net assets.
(CMO)—	Collateralized Mortgage Obligation

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2018

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,707,594,019	$—	$1,707,594,019
Total Corporate Bonds & Notes*	—	655,707,141	—	655,707,141
Total Foreign Government*	—	41,839,829	—	41,839,829
Total Mortgage-Backed Securities*	—	31,233,680	—	31,233,680
Total Asset-Backed Securities*	—	14,268,125	—	14,268,125
Total Municipals	—	11,482,750	—	11,482,750
Total Short-Term Investment*	—	2,499,064	—	2,499,064
Total Securities Lending Reinvestments*	—	206,895,828	—	206,895,828
Total Investments	$—	$2,671,520,436	$—	$2,671,520,436

Collateral for Securities Loaned (Liability)	$—	$(206,773,625)	$—	$(206,773,625)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$2,671,520,436
Cash	55,055
Receivable for:
Investments sold	18,959,028
Fund shares sold	3,995,018
Interest	16,149,214
Prepaid expenses	6,935

Total Assets	2,710,685,686
Liabilities
Collateral for securities loaned	206,773,625
Payables for:
Investments purchased	8,630,809
Fund shares redeemed	11,102,552
Accrued Expenses:
Management fees	517,525
Distribution and service fees	264,112
Deferred trustees’ fees	111,323
Other expenses	390,926

Total Liabilities	227,790,872

Net Assets	$2,482,894,814

Net Assets Consist of:
Paid in surplus	$2,523,104,413
Distributable earnings (Accumulated losses)	(40,209,599)

Net Assets	$2,482,894,814

Net Assets
Class A	$1,293,641,453
Class B	824,771,699
Class E	52,259,648
Class G	312,222,014
Capital Shares Outstanding*
Class A	122,594,137
Class B	79,895,458
Class E	4,981,476
Class G	30,360,639
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.55
Class B	10.32
Class E	10.49
Class G	10.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,702,273,298.
(b)	Includes securities loaned at value of $201,519,074.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Interest	$76,410,583
Securities lending income	1,011,049

Total investment income	77,421,632
Expenses
Management fees	6,532,200
Administration fees	92,425
Custodian and accounting fees	251,407
Distribution and service fees—Class B	2,234,474
Distribution and service fees—Class E	84,025
Distribution and service fees—Class G	956,596
Audit and tax services	92,932
Legal	45,317
Trustees’ fees and expenses	33,733
Shareholder reporting	254,178
Insurance	17,053
Miscellaneous	32,373

Total expenses	10,626,713
Less management fee waiver	(216,932)

Net expenses	10,409,781

Net Investment Income	67,011,851

Net Realized and Unrealized Loss
Net realized loss on investments	(2,602,372)

Net change in unrealized depreciation on investments	(76,723,188)

Net realized and unrealized loss	(79,325,560)

Net Decrease in Net Assets From Operations	$(12,313,709)

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$67,011,851	$63,880,811
Net realized gain (loss)	(2,602,372)	7,610,419
Net change in unrealized appreciation (depreciation)	(76,723,188)	12,433,886

Increase (decrease) in net assets from operations	(12,313,709)	83,925,116

From Distributions to Shareholders (a)
Class A	(40,620,231)	(38,670,834)
Class B	(25,318,977)	(26,417,841)
Class E	(1,621,378)	(1,698,687)
Class G	(8,969,174)	(8,827,881)

Total distributions	(76,529,760)	(75,615,243)

Increase (decrease) in net assets from capital share transactions	(147,877,103)	50,385,070

Total increase (decrease) in net assets	(236,720,572)	58,694,943

Net Assets
Beginning of period	2,719,615,386	2,660,920,443

End of period	$2,482,894,814	$2,719,615,386 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	7,811,010	$83,227,218	9,597,934	$104,655,031
Reinvestments	3,932,259	40,620,231	3,574,014	38,670,834
Redemptions	(15,087,766)	(158,992,730)	(6,734,519)	(73,618,212)

Net increase (decrease)	(3,344,497)	$(35,145,281)	6,437,429	$69,707,653

Class B
Sales	2,704,053	$27,987,348	3,934,275	$41,976,475
Reinvestments	2,501,875	25,318,977	2,489,900	26,417,841
Redemptions	(14,670,824)	(150,861,531)	(8,608,962)	(92,021,533)

Net decrease	(9,464,896)	$(97,555,206)	(2,184,787)	$(23,627,217)

Class E
Sales	190,181	$2,005,901	294,447	$3,195,564
Reinvestments	157,875	1,621,378	157,724	1,698,687
Redemptions	(892,352)	(9,342,466)	(616,136)	(6,685,675)

Net decrease	(544,296)	$(5,715,187)	(163,965)	$(1,791,424)

Class G
Sales	3,960,786	$40,765,196	4,460,762	$47,491,947
Reinvestments	889,799	8,969,174	835,183	8,827,881
Redemptions	(5,767,983)	(59,195,799)	(4,717,044)	(50,223,770)

Net increase (decrease)	(917,398)	$(9,461,429)	578,901	$6,096,058

Increase (decrease) derived from capital shares transactions		$(147,877,103)		$50,385,070

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $76,054,727 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.90	$10.87	$10.92	$11.22	$10.93

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.27	0.27	0.28	0.29
Net realized and unrealized gain (loss)	(0.31)	0.08	(0.01)	(0.25)	0.33

Total income (loss) from investment operations	(0.03)	0.35	0.26	0.03	0.62

Less Distributions
Distributions from net investment income	(0.32)	(0.32)	(0.31)	(0.33)	(0.33)

Total distributions	(0.32)	(0.32)	(0.31)	(0.33)	(0.33)

Net Asset Value, End of Period	$10.55	$10.90	$10.87	$10.92	$11.22

Total Return (%) (b)	(0.18)	3.26	2.35	0.25	5.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (c)	0.27	0.27	0.27	0.27	0.28
Ratio of net investment income to average net assets (%)	2.69	2.50	2.39	2.48	2.62
Portfolio turnover rate (%)	19	22	16	18	13
Net assets, end of period (in millions)	$1,293.6	$1,373.3	$1,299.2	$1,177.2	$1,008.2

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.67	$10.65	$10.70	$10.99	$10.72

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.24	0.23	0.24	0.26
Net realized and unrealized gain (loss)	(0.30)	0.07	0.01	(0.23)	0.32

Total income (loss) from investment operations	(0.05)	0.31	0.24	0.01	0.58

Less Distributions
Distributions from net investment income	(0.30)	(0.29)	(0.29)	(0.30)	(0.31)

Total distributions	(0.30)	(0.29)	(0.29)	(0.30)	(0.31)

Net Asset Value, End of Period	$10.32	$10.67	$10.65	$10.70	$10.99

Total Return (%) (b)	(0.45)	2.96	2.14	0.09	5.48

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (c)	0.52	0.52	0.52	0.52	0.53
Ratio of net investment income to average net assets (%)	2.44	2.25	2.14	2.23	2.37
Portfolio turnover rate (%)	19	22	16	18	13
Net assets, end of period (in millions)	$824.8	$953.7	$974.5	$973.6	$997.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.84	$10.81	$10.86	$11.15	$10.87

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.25	0.25	0.26	0.27
Net realized and unrealized gain (loss)	(0.31)	0.09	(0.01)	(0.24)	0.33

Total income (loss) from investment operations	(0.04)	0.34	0.24	0.02	0.60

Less Distributions
Distributions from net investment income	(0.31)	(0.31)	(0.29)	(0.31)	(0.32)

Total distributions	(0.31)	(0.31)	(0.29)	(0.31)	(0.32)

Net Asset Value, End of Period	$10.49	$10.84	$10.81	$10.86	$11.15

Total Return (%) (b)	(0.34)	3.12	2.19	0.19	5.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.42	0.42	0.42	0.42	0.43
Ratio of net investment income to average net assets (%)	2.54	2.35	2.24	2.33	2.47
Portfolio turnover rate (%)	19	22	16	18	13
Net assets, end of period (in millions)	$52.3	$59.9	$61.5	$67.0	$76.9

	Class G
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.63	$10.61	$10.67	$10.97	$10.70

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.23	0.23	0.24	0.25
Net realized and unrealized gain (loss)	(0.31)	0.08	0.00	(0.25)	0.33

Total income (loss) from investment operations	(0.06)	0.31	0.23	(0.01)	0.58

Less Distributions
Distributions from net investment income	(0.29)	(0.29)	(0.29)	(0.29)	(0.31)

Total distributions	(0.29)	(0.29)	(0.29)	(0.29)	(0.31)

Net Asset Value, End of Period	$10.28	$10.63	$10.61	$10.67	$10.97

Total Return (%) (b)	(0.49)	2.94	2.09	(0.06)	5.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.57	0.58
Ratio of net investment income to average net assets (%)	2.39	2.20	2.09	2.18	2.32
Portfolio turnover rate (%)	19	22	16	18	13
Net assets, end of period (in millions)	$312.2	$332.6	$325.7	$257.7	$223.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $40,975,622. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(78,660,011)	$—	$—	$—	$(78,660,011)
Foreign Government	(5,530,547)	—	—	—	(5,530,547)
U.S. Treasury & Government Agencies	(122,583,067)	—	—	—	(122,583,067)
Total	$(206,773,625)	$—	$—	$—	$(206,773,625)
Total Borrowings	$(206,773,625)	$—	$—	$—	$(206,773,625)
Gross amount of recognized liabilities for securities lending transactions					$(206,773,625)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$390,713,923	$109,338,006	$464,633,592	$178,636,786

BHFTII-27

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2018 were $6,532,200.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2018 were $591,932.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class E and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.15% of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-28

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$2,725,372,886

Gross unrealized appreciation	23,298,059
Gross unrealized depreciation	(77,150,509)

Net unrealized appreciation (depreciation)	$(53,852,450)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$76,529,760	$75,615,243	$—	$—	$76,529,760	$75,615,243

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$76,589,245	$—	$(53,852,450)	$(62,835,071)	$(40,098,276)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $9,341,024 and accumulated long-term capital losses of $53,494,047.

8. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-29

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Aggregate Bond Index Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Aggregate Bond Index Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Aggregate Bond Index Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-30

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTII-31

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTII-32

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-33

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-34

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-35

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

MetLife Aggregate Bond Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median, below the Expense Universe median, and above the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median but below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-36

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned -11.30%, -11.51%, -11.44%, and -11.56%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index1, returned -11.08%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets ended the period down with outperformance in the middle of the year bracketed by underperformance during the first and fourth quarters. The main concerns during the year were slowing global growth, political unrest in Europe, a more hawkish Federal Reserve (the “Fed”), and continued fears about a global trade war. Equity markets were impacted as the 10-year Treasury yield reached its highest level since 2014, which was driven by a more hawkish Fed and higher than expected wage growth. Equity markets also feared the impact of President Trump’s plan to impose tariffs on steel and aluminum imports and Fed Chair Powell’s Congressional testimony during the first quarter where he hinted at the possibility of four rate hikes during the year. Other issues equity investors were concerned about included unrest in the Middle East, political uncertainty in Italy, and the U.S. withdrawal from the Iran nuclear deal. In the middle of the year, equity markets rallied as trade negotiations eased concerns of a global trade war and leaders of North and South Korea met for the first time since 2007. Equity markets also reacted favorably after Fed Chair Powell made dovish comments in the third quarter during the Jackson Hole symposium and progress was made with trade negotiations with the European Union and the North American Free Trade Agreement. Equity markets underperformed again towards the end of the year on concerns about a weakening global economy, the partial U.S. government shut-down, and continued uncertainty surrounding Brexit.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and raised the target for the Federal Funds Rate four times from a range of 1.25%—1.50% to a range of 2.25%—2.50%. The FOMC stated that the labor market had continued to strengthen, and that economic activity had been rising at a strong rate. The FOMC also stated that job gains had been strong, and the unemployment rate had remained low.

Three of the eleven sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Utilities (5.3% beginning weight in the benchmark), up 6.7%, was the best-performing sector. Health Care (7.5% beginning weight), up 6.5%; and Communication Services (0.1% beginning weight), up 0.2%, were the next best-performing sectors. Energy (4.3% beginning weight), down 29.4%; Materials (7.2% beginning weight), down 20.4%; and Consumer Discretionary (12.1% beginning weight), down 17.6%, were the worst-performing sectors.

The stocks with the largest positive impact on the Portfolio return for the year were Abiomed (sold on 5/30/18), up 107.3%; Bioverativ (acquired on 3/17/18), up 94.1%; and Fortinet (sold on 10/10/18), up 82.1%. The stocks with the largest negative impact were Thor Industries, down 64.8%; Coherent, down 62.5%; and ManpowerGroup, down 47.4% (all three were held throughout the entire year).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending activity, Net Asset Value rounding, contributions, and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	-11.30	5.78	13.41	—
Class B	-11.51	5.51	13.13	—
Class E	-11.44	5.62	13.24	—
Class G	-11.56	5.47	—	13.30
S&P MidCap 400 Index	-11.08	6.03	13.68	—

1 The S&P MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 7/5/00, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	1.9
Teleflex, Inc.	0.8
Atmos Energy Corp.	0.7
Domino’s Pizza, Inc.	0.7
IDEX Corp.	0.6
UGI Corp.	0.6
Alleghany Corp.	0.6
STERIS plc	0.6
PTC, Inc.	0.6
Reinsurance Group of America, Inc.	0.6

Top Sectors

% of Net Assets
Financials	17.8
Industrials	15.0
Information Technology	14.8
Consumer Discretionary	11.4
Health Care	9.7
Real Estate	9.4
Materials	6.4
Utilities	5.5
Energy	3.6
Consumer Staples	2.9

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.29%	$1,000.00	$858.00	$1.36
	Hypothetical*	0.29%	$1,000.00	$1,023.74	$1.48

Class B (a)	Actual	0.54%	$1,000.00	$857.40	$2.53
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class E (a)	Actual	0.44%	$1,000.00	$857.40	$2.06
	Hypothetical*	0.44%	$1,000.00	$1,022.99	$2.24

Class G (a)	Actual	0.59%	$1,000.00	$856.90	$2.76
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—97.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Curtiss-Wright Corp.	26,642	$2,720,681
Esterline Technologies Corp. (a)	16,163	1,962,996
Teledyne Technologies, Inc. (a)	21,951	4,545,394

		9,229,071

Airlines—0.3%
JetBlue Airways Corp. (a) (b)	185,432	2,978,038

Auto Components—0.8%
Adient plc (c)	52,844	795,831
Dana, Inc.	88,013	1,199,617
Delphi Technologies plc	53,838	770,960
Gentex Corp.	159,472	3,222,929
Visteon Corp. (a)	17,589	1,060,265

		7,049,602

Automobiles—0.2%
Thor Industries, Inc.	30,521	1,587,092

Banks—7.2%
Associated Banc-Corp.	100,861	1,996,039
BancorpSouth Bank	55,184	1,442,510
Bank of Hawaii Corp. (c)	25,402	1,710,063
Bank OZK	73,546	1,679,055
Cathay General Bancorp (c)	46,860	1,571,216
Chemical Financial Corp.	43,467	1,591,327
Commerce Bancshares, Inc.	60,395	3,404,466
Cullen/Frost Bankers, Inc.	38,904	3,421,218
East West Bancorp, Inc.	88,193	3,839,041
First Horizon National Corp.	197,087	2,593,665
FNB Corp. (c)	197,302	1,941,452
Fulton Financial Corp. (c)	107,136	1,658,465
Hancock Whitney Corp.	51,815	1,795,390
Home BancShares, Inc.	96,795	1,581,630
International Bancshares Corp.	33,406	1,149,166
MB Financial, Inc.	51,249	2,030,998
PacWest Bancorp	74,084	2,465,516
Pinnacle Financial Partners, Inc.	44,544	2,053,478
Prosperity Bancshares, Inc. (c)	40,365	2,514,740
Signature Bank	32,478	3,339,063
Sterling Bancorp	136,542	2,254,308
Synovus Financial Corp.	100,860	3,226,511
TCF Financial Corp.	101,484	1,977,923
Texas Capital Bancshares, Inc. (a)	30,530	1,559,778
Trustmark Corp. (c)	40,817	1,160,427
UMB Financial Corp. (c)	27,310	1,665,091
Umpqua Holdings Corp.	133,994	2,130,505
United Bankshares, Inc. (c)	62,777	1,952,993
Valley National Bancorp	201,680	1,790,918
Webster Financial Corp.	56,117	2,766,007
Wintrust Financial Corp.	34,309	2,281,205

		66,544,164

Beverages—0.1%
Boston Beer Co., Inc. (The) - Class A (a)	5,234	1,260,557

Biotechnology—0.9%
Exelixis, Inc. (a)	181,901	$3,577,993
Ligand Pharmaceuticals, Inc. (a) (c)	12,931	1,754,737
United Therapeutics Corp. (a)	26,518	2,887,810

		8,220,540

Building Products—0.7%
Lennox International, Inc.	22,058	4,827,614
Resideo Technologies, Inc. (a)	74,813	1,537,407

		6,365,021

Capital Markets—2.9%
Eaton Vance Corp.	70,895	2,494,086
Evercore, Inc. - Class A	24,622	1,761,950
FactSet Research Systems, Inc. (c)	23,142	4,631,408
Federated Investors, Inc. - Class B (c)	58,081	1,542,051
Interactive Brokers Group, Inc. - Class A	45,681	2,496,467
Janus Henderson Group plc	101,512	2,103,329
Legg Mason, Inc.	52,035	1,327,413
MarketAxess Holdings, Inc.	22,872	4,833,082
SEI Investments Co.	79,489	3,672,392
Stifel Financial Corp.	43,812	1,814,693

		26,676,871

Chemicals—2.6%
Ashland Global Holdings, Inc.	38,017	2,697,686
Cabot Corp.	36,521	1,568,212
Chemours Co. (The)	104,088	2,937,363
Minerals Technologies, Inc.	21,452	1,101,346
NewMarket Corp. (c)	5,412	2,230,231
Olin Corp.	101,502	2,041,205
PolyOne Corp.	48,562	1,388,873
RPM International, Inc.	80,745	4,746,191
Scotts Miracle-Gro Co. (The) (c)	23,899	1,468,833
Sensient Technologies Corp. (c)	25,720	1,436,462
Valvoline, Inc.	114,478	2,215,149

		23,831,551

Commercial Services & Supplies—1.4%
Brink’s Co. (The) (c)	30,795	1,990,897
Clean Harbors, Inc. (a)	31,006	1,530,146
Deluxe Corp.	28,173	1,082,970
Healthcare Services Group, Inc. (c)	44,898	1,804,002
Herman Miller, Inc.	36,100	1,092,025
HNI Corp.	26,660	944,564
MSA Safety, Inc.	21,296	2,007,574
Pitney Bowes, Inc. (c)	114,148	674,615
Stericycle, Inc. (a)	51,811	1,900,945

		13,027,738

Communications Equipment—1.4%
ARRIS International plc (a)	99,428	3,039,514
Ciena Corp. (a)	86,376	2,929,010
InterDigital, Inc.	20,589	1,367,727
Lumentum Holdings, Inc. (a)	44,806	1,882,300
NetScout Systems, Inc. (a)	42,548	1,005,409

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—(Continued)
Plantronics, Inc.	20,099	$665,277
ViaSat, Inc. (a) (c)	34,113	2,010,962

		12,900,199

Construction & Engineering—1.2%
AECOM (a)	95,124	2,520,786
Dycom Industries, Inc. (a) (c)	19,041	1,028,975
EMCOR Group, Inc. (c)	35,019	2,090,284
Granite Construction, Inc. (c)	28,532	1,149,269
KBR, Inc.	85,710	1,301,078
MasTec, Inc. (a) (c)	38,773	1,572,633
Valmont Industries, Inc.	13,438	1,490,946

		11,153,971

Construction Materials—0.2%
Eagle Materials, Inc.	28,527	1,741,003

Consumer Finance—0.4%
Navient Corp.	139,682	1,230,599
SLM Corp. (a) (c)	265,056	2,202,615

		3,433,214

Containers & Packaging—1.4%
AptarGroup, Inc.	38,216	3,594,979
Bemis Co., Inc.	55,374	2,541,667
Greif, Inc. - Class A	15,782	585,670
Owens-Illinois, Inc.	96,552	1,664,556
Silgan Holdings, Inc. (c)	47,110	1,112,738
Sonoco Products Co. (c)	60,723	3,226,213

		12,725,823

Distributors—0.4%
Pool Corp.	24,496	3,641,330

Diversified Consumer Services—1.0%
Adtalem Global Education, Inc. (a)	35,740	1,691,217
Graham Holdings Co. - Class B	2,640	1,691,131
Service Corp. International	110,090	4,432,224
Sotheby’s (a)	21,173	841,415
Weight Watchers International, Inc. (a)	23,584	909,163

		9,565,150

Electric Utilities—1.5%
ALLETE, Inc.	31,287	2,384,695
Hawaiian Electric Industries, Inc.	66,242	2,425,782
IDACORP, Inc.	30,659	2,853,127
OGE Energy Corp.	121,517	4,762,251
PNM Resources, Inc.	48,461	1,991,262

		14,417,117

Electrical Equipment—1.3%
Acuity Brands, Inc.	24,390	2,803,631
EnerSys	25,643	1,990,153
Hubbell, Inc.	33,284	3,306,433

Electrical Equipment—(Continued)
Nvent Electric plc	99,338	2,231,131
Regal-Beloit Corp.	26,247	1,838,602

		12,169,950

Electronic Equipment, Instruments & Components—3.9%
Arrow Electronics, Inc. (a)	53,035	3,656,763
Avnet, Inc.	67,670	2,442,887
Belden, Inc. (c)	24,521	1,024,242
Cognex Corp. (c)	104,761	4,051,108
Coherent, Inc. (a) (c)	14,832	1,567,891
Jabil, Inc.	87,468	2,168,332
Littelfuse, Inc.	15,306	2,624,673
National Instruments Corp.	68,486	3,107,895
SYNNEX Corp.	25,212	2,038,138
Tech Data Corp. (a)	22,704	1,857,414
Trimble, Inc. (a)	152,798	5,028,582
Vishay Intertechnology, Inc. (c)	80,380	1,447,644
Zebra Technologies Corp. - Class A (a)	32,735	5,212,394

		36,227,963

Energy Equipment & Services—1.1%
Apergy Corp. (a)	47,054	1,274,222
Core Laboratories NV (c)	26,899	1,604,794
Diamond Offshore Drilling, Inc. (a) (c)	39,299	370,983
Dril-Quip, Inc. (a)	21,766	653,633
Ensco plc - Class A (c)	265,932	946,718
McDermott International, Inc. (a)	109,867	718,530
Oceaneering International, Inc. (a) (c)	59,947	725,359
Patterson-UTI Energy, Inc.	132,274	1,369,036
Rowan Cos. plc - Class A (a) (c)	77,308	648,614
Transocean, Ltd. (a) (c)	307,815	2,136,236

		10,448,125

Entertainment—0.9%
Cinemark Holdings, Inc.	64,678	2,315,473
Live Nation Entertainment, Inc. (a)	84,141	4,143,944
World Wrestling Entertainment, Inc. - Class A	26,414	1,973,654

		8,433,071

Equity Real Estate Investment Trusts—8.9%
Alexander & Baldwin, Inc. (a)	41,192	757,109
American Campus Communities, Inc.	83,369	3,450,643
Camden Property Trust	56,663	4,989,177
CoreCivic, Inc.	72,205	1,287,415
CoreSite Realty Corp.	22,328	1,947,671
Corporate Office Properties Trust	66,227	1,392,754
Cousins Properties, Inc.	255,762	2,020,520
CyrusOne, Inc.	64,389	3,404,890
Douglas Emmett, Inc.	98,221	3,352,283
EPR Properties	45,227	2,895,885
First Industrial Realty Trust, Inc.	76,845	2,217,747
Geo Group, Inc. (The)	74,100	1,459,770
Healthcare Realty Trust, Inc.	76,194	2,166,957
Highwoods Properties, Inc.	62,962	2,436,000
Hospitality Properties Trust	100,046	2,389,098

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
JBG SMITH Properties	66,209	$2,304,735
Kilroy Realty Corp.	61,294	3,854,167
Lamar Advertising Co. - Class A	51,766	3,581,172
Liberty Property Trust	89,934	3,766,436
Life Storage, Inc.	28,352	2,636,452
Mack-Cali Realty Corp. (c)	54,950	1,076,471
Medical Properties Trust, Inc.	222,030	3,570,242
National Retail Properties, Inc.	96,821	4,696,787
Omega Healthcare Investors, Inc.	122,104	4,291,956
Pebblebrook Hotel Trust	77,884	2,204,896
PotlatchDeltic Corp.	41,112	1,300,784
Rayonier, Inc.	78,768	2,181,086
Sabra Health Care REIT, Inc. (c)	108,468	1,787,553
Senior Housing Properties Trust	144,635	1,695,122
Tanger Factory Outlet Centers, Inc. (c)	57,133	1,155,229
Taubman Centers, Inc.	37,152	1,690,044
Uniti Group, Inc.	108,892	1,695,448
Urban Edge Properties	69,543	1,155,805
Weingarten Realty Investors	72,607	1,801,380

		82,613,684

Food & Staples Retailing—0.5%
Casey’s General Stores, Inc.	22,271	2,853,806
Sprouts Farmers Market, Inc. (a)	77,634	1,825,175

		4,678,981

Food Products—1.7%
Flowers Foods, Inc.	111,628	2,061,769
Hain Celestial Group, Inc. (The) (a) (c)	54,448	863,545
Ingredion, Inc.	43,016	3,931,663
Lancaster Colony Corp.	11,875	2,100,213
Post Holdings, Inc. (a) (c)	40,569	3,615,915
Sanderson Farms, Inc. (c)	12,227	1,214,019
Tootsie Roll Industries, Inc. (c)	11,278	376,685
TreeHouse Foods, Inc. (a) (c)	34,068	1,727,588

		15,891,397

Gas Utilities—2.4%
Atmos Energy Corp.	71,097	6,592,114
National Fuel Gas Co.	52,300	2,676,714
New Jersey Resources Corp.	53,846	2,459,147
ONE Gas, Inc.	31,957	2,543,777
Southwest Gas Holdings, Inc.	32,245	2,466,742
UGI Corp.	105,768	5,642,723

		22,381,217

Health Care Equipment & Supplies—4.5%
Avanos Medical, Inc. (a)	28,855	1,292,416
Cantel Medical Corp.	22,083	1,644,079
Globus Medical, Inc. - Class A (a)	46,250	2,001,700
Haemonetics Corp. (a)	31,445	3,146,072
Hill-Rom Holdings, Inc. (c)	40,935	3,624,794
ICU Medical, Inc. (a)	10,097	2,318,574
Inogen, Inc. (a)	10,738	1,333,338
Integra LifeSciences Holdings Corp. (a)	43,013	1,939,886

Health Care Equipment & Supplies—(Continued)
LivaNova plc (a)	29,620	2,709,341
Masimo Corp. (a)	29,663	3,184,916
NuVasive, Inc. (a)	31,285	1,550,485
STERIS plc	51,410	5,493,159
Teleflex, Inc.	27,976	7,231,237
West Pharmaceutical Services, Inc.	45,070	4,418,212

		41,888,209

Health Care Providers & Services—1.9%
Acadia Healthcare Co., Inc. (a) (c)	53,695	1,380,498
Chemed Corp.	9,742	2,759,714
Encompass Health Corp.	60,188	3,713,600
HealthEquity, Inc. (a)	33,023	1,969,822
MEDNAX, Inc. (a)	54,403	1,795,299
Molina Healthcare, Inc. (a)	37,958	4,411,479
Patterson Cos., Inc.	50,259	988,092
Tenet Healthcare Corp. (a)	50,511	865,758

		17,884,262

Health Care Technology—0.4%
Allscripts Healthcare Solutions, Inc. (a) (c)	106,296	1,024,693
Medidata Solutions, Inc. (a) (c)	37,228	2,509,912

		3,534,605

Hotels, Restaurants & Leisure—3.8%
Boyd Gaming Corp.	49,151	1,021,358
Brinker International, Inc. (c)	23,484	1,032,826
Cheesecake Factory, Inc. (The) (c)	25,375	1,104,066
Churchill Downs, Inc.	7,267	1,772,712
Cracker Barrel Old Country Store, Inc. (c)	14,623	2,337,633
Domino’s Pizza, Inc.	25,307	6,275,883
Dunkin’ Brands Group, Inc.	50,252	3,222,158
Eldorado Resorts, Inc. (a)	39,551	1,432,142
International Speedway Corp. - Class A	14,871	652,242
Jack in the Box, Inc.	15,662	1,215,841
Marriott Vacations Worldwide Corp.	24,897	1,755,488
Papa John’s International, Inc. (c)	13,625	542,411
Penn National Gaming, Inc. (a)	65,804	1,239,089
Scientific Games Corp. - Class A (a) (c)	33,476	598,551
Six Flags Entertainment Corp.	43,656	2,428,583
Texas Roadhouse, Inc.	40,484	2,416,895
Wendy’s Co. (The) (c)	113,799	1,776,402
Wyndham Hotels & Resorts, Inc.	60,343	2,737,762
Wyndham Worldwide Corp.	59,290	2,124,954

		35,686,996

Household Durables—1.5%
Helen of Troy, Ltd. (a)	16,063	2,107,144
KB Home	52,440	1,001,604
NVR, Inc. (a)	2,068	5,039,695
Tempur Sealy International, Inc. (a) (c)	27,852	1,153,073
Toll Brothers, Inc.	82,483	2,716,165
TRI Pointe Group, Inc. (a)	86,515	945,609
Tupperware Brands Corp.	29,556	933,083

		13,896,373

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.2%
Energizer Holdings, Inc. (c)	36,266	$1,637,410

Industrial Conglomerates—0.4%
Carlisle Cos., Inc. (c)	36,227	3,641,538

Insurance—5.0%
Alleghany Corp.	9,027	5,626,710
American Financial Group, Inc.	42,898	3,883,556
Aspen Insurance Holdings, Ltd.	36,320	1,525,077
Brown & Brown, Inc.	142,698	3,932,757
CNO Financial Group, Inc.	100,172	1,490,559
First American Financial Corp.	68,011	3,036,011
Genworth Financial, Inc. - Class A (a)	304,661	1,419,720
Hanover Insurance Group, Inc. (The)	25,755	3,007,411
Kemper Corp.	37,028	2,457,919
Mercury General Corp.	16,497	853,060
Old Republic International Corp.	173,080	3,560,256
Primerica, Inc.	26,124	2,552,576
Reinsurance Group of America, Inc.	38,193	5,355,804
RenaissanceRe Holdings, Ltd.	24,498	3,275,383
W.R. Berkley Corp.	58,697	4,338,295

		46,315,094

Interactive Media & Services—0.3%
Cars.com, Inc. (a) (c)	38,379	825,148
Yelp, Inc. (a) (c)	46,504	1,627,175

		2,452,323

IT Services—2.8%
CACI International, Inc. - Class A (a)	15,118	2,177,446
CoreLogic, Inc. (a)	49,013	1,638,014
Leidos Holdings, Inc.	91,114	4,803,530
LiveRamp Holdings, Inc. (a) (c)	41,380	1,598,509
MAXIMUS, Inc.	39,018	2,539,682
Perspecta, Inc.	86,053	1,481,833
Sabre Corp.	167,500	3,624,700
Science Applications International Corp.	25,884	1,648,811
Teradata Corp. (a)	71,913	2,758,583
WEX, Inc. (a)	26,224	3,672,933

		25,944,041

Leisure Products—0.6%
Brunswick Corp.	52,772	2,451,259
Polaris Industries, Inc.	35,332	2,709,258

		5,160,517

Life Sciences Tools & Services—1.5%
Bio-Rad Laboratories, Inc. - Class A (a)	12,251	2,844,927
Bio-Techne Corp.	22,977	3,325,231
Charles River Laboratories International, Inc. (a)	29,262	3,311,873
PRA Health Sciences, Inc. (a)	35,578	3,271,753
Syneos Health, Inc. (a)	37,053	1,458,036

		14,211,820

Machinery—5.0%
AGCO Corp.	40,007	2,227,190
Crane Co.	30,743	2,219,030
Donaldson Co., Inc.	77,809	3,376,132
Graco, Inc. (c)	101,260	4,237,731
IDEX Corp.	46,671	5,892,680
ITT, Inc.	53,295	2,572,550
Kennametal, Inc.	49,951	1,662,369
Lincoln Electric Holdings, Inc.	39,209	3,091,630
Nordson Corp.	31,840	3,800,104
Oshkosh Corp.	43,740	2,681,699
Terex Corp.	39,458	1,087,857
Timken Co. (The)	42,086	1,570,650
Toro Co. (The)	64,000	3,576,320
Trinity Industries, Inc.	89,008	1,832,675
Wabtec Corp.	52,315	3,675,129
Woodward, Inc.	33,829	2,513,156

		46,016,902

Marine—0.2%
Kirby Corp. (a)	32,780	2,208,061

Media—1.1%
AMC Networks, Inc. - Class A (a) (c)	27,405	1,503,986
Cable One, Inc.	3,020	2,476,702
John Wiley & Sons, Inc. - Class A	27,520	1,292,614
Meredith Corp. (c)	24,262	1,260,168
New York Times Co. (The) - Class A (c)	85,885	1,914,377
TEGNA, Inc.	130,989	1,423,851

		9,871,698

Metals & Mining—2.0%
Allegheny Technologies, Inc. (a) (c)	76,466	1,664,665
Carpenter Technology Corp.	28,819	1,026,245
Commercial Metals Co.	71,566	1,146,487
Compass Minerals International, Inc. (c)	20,595	858,605
Reliance Steel & Aluminum Co.	42,851	3,049,706
Royal Gold, Inc.	39,856	3,413,666
Steel Dynamics, Inc.	139,659	4,195,356
United States Steel Corp. (c)	107,850	1,967,184
Worthington Industries, Inc.	24,477	852,779

		18,174,693

Multi-Utilities—1.1%
Black Hills Corp. (c)	32,840	2,061,695
MDU Resources Group, Inc.	119,257	2,843,087
NorthWestern Corp.	30,615	1,819,756
Vectren Corp.	50,546	3,638,301

		10,362,839

Multiline Retail—0.4%
Big Lots, Inc.	24,543	709,783
Dillard’s, Inc. - Class A (c)	11,242	678,005
Ollie’s Bargain Outlet Holdings, Inc. (a)	31,370	2,086,419

		3,474,207

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—2.5%
Callon Petroleum Co. (a) (c)	138,460	$898,605
Chesapeake Energy Corp. (a) (c)	555,902	1,167,394
CNX Resources Corp. (a) (c)	123,870	1,414,595
EQT Corp.	154,793	2,924,040
Equitrans Midstream Corp. (a)	123,758	2,477,635
Matador Resources Co. (a) (c)	62,992	978,266
Murphy Oil Corp.	98,970	2,314,908
Oasis Petroleum, Inc. (a) (c)	162,737	899,936
PBF Energy, Inc. - Class A	72,941	2,382,983
QEP Resources, Inc. (a)	144,051	811,007
Range Resources Corp. (c)	125,993	1,205,753
SM Energy Co.	62,769	971,664
Southwestern Energy Co. (a)	353,650	1,205,947
World Fuel Services Corp.	40,903	875,733
WPX Energy, Inc. (a) (c)	240,363	2,728,120

		23,256,586

Paper & Forest Products—0.3%
Domtar Corp.	38,269	1,344,390
Louisiana-Pacific Corp.	85,892	1,908,520

		3,252,910

Personal Products—0.3%
Edgewell Personal Care Co. (a) (c)	32,878	1,227,993
Nu Skin Enterprises, Inc. - Class A	33,796	2,072,709

		3,300,702

Pharmaceuticals—0.5%
Catalent, Inc. (a)	88,444	2,757,684
Mallinckrodt plc (a)	50,687	800,854
Prestige Consumer Healthcare, Inc. (a) (c)	31,477	972,010

		4,530,548

Professional Services—1.0%
ASGN, Inc. (a)	31,927	1,740,022
Dun & Bradstreet Corp. (The)	22,591	3,224,639
Insperity, Inc.	23,148	2,161,097
ManpowerGroup, Inc.	37,618	2,437,646

		9,563,404

Real Estate Management & Development—0.5%
Jones Lang LaSalle, Inc.	27,723	3,509,732
Realogy Holdings Corp. (c)	71,885	1,055,272

		4,565,004

Road & Rail—1.6%
Avis Budget Group, Inc. (a)	39,528	888,589
Genesee & Wyoming, Inc. - Class A (a)	35,525	2,629,561
Knight-Swift Transportation Holdings, Inc. (c)	76,457	1,916,777
Landstar System, Inc.	25,014	2,393,089
Old Dominion Freight Line, Inc.	39,790	4,913,667
Ryder System, Inc.	32,298	1,555,149

Road & Rail—(Continued)
Werner Enterprises, Inc. (c)	26,854	793,267

		15,090,099

Semiconductors & Semiconductor Equipment—3.0%
Cirrus Logic, Inc. (a)	36,409	1,208,051
Cree, Inc. (a) (c)	62,397	2,669,032
Cypress Semiconductor Corp. (c)	220,210	2,801,071
First Solar, Inc. (a) (c)	45,914	1,949,279
Integrated Device Technology, Inc. (a)	78,505	3,801,997
MKS Instruments, Inc.	32,845	2,122,115
Monolithic Power Systems, Inc.	23,739	2,759,659
Silicon Laboratories, Inc. (a)	26,251	2,068,841
Synaptics, Inc. (a) (c)	21,062	783,717
Teradyne, Inc.	109,055	3,422,146
Universal Display Corp. (c)	25,791	2,413,264
Versum Materials, Inc.	66,336	1,838,834

		27,838,006

Software—3.5%
ACI Worldwide, Inc. (a)	70,562	1,952,451
Blackbaud, Inc.	29,549	1,858,632
CDK Global, Inc.	78,345	3,751,159
CommVault Systems, Inc. (a)	23,655	1,397,774
Fair Isaac Corp. (a)	17,616	3,294,192
j2 Global, Inc. (c)	28,487	1,976,428
LogMeIn, Inc.	31,127	2,539,029
Manhattan Associates, Inc. (a)	39,776	1,685,309
PTC, Inc. (a)	64,982	5,387,008
Tyler Technologies, Inc. (a) (c)	23,620	4,389,068
Ultimate Software Group, Inc. (The) (a)	19,024	4,658,407

		32,889,457

Specialty Retail—2.1%
Aaron’s, Inc.	41,733	1,754,873
American Eagle Outfitters, Inc.	102,514	1,981,595
AutoNation, Inc. (a) (c)	35,014	1,250,000
Bed Bath & Beyond, Inc. (c)	83,990	950,767
Dick’s Sporting Goods, Inc. (c)	44,876	1,400,131
Five Below, Inc. (a)	33,924	3,471,104
Michaels Cos., Inc. (The) (a) (c)	54,686	740,448
Murphy USA, Inc. (a)	18,242	1,398,067
Sally Beauty Holdings, Inc. (a) (c)	73,096	1,246,287
Signet Jewelers, Ltd. (c)	31,583	1,003,392
Urban Outfitters, Inc. (a)	45,842	1,521,954
Williams-Sonoma, Inc. (c)	48,766	2,460,245

		19,178,863

Technology Hardware, Storage & Peripherals—0.2%
NCR Corp. (a) (c)	71,913	1,659,752

Textiles, Apparel & Luxury Goods—0.7%
Carter’s, Inc.	27,894	2,276,709
Deckers Outdoor Corp. (a)	17,718	2,267,018

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Skechers USA, Inc. - Class A (a) (c)	81,452	$1,864,436

		6,408,163

Thrifts & Mortgage Finance—0.5%
LendingTree, Inc. (a) (c)	4,527	993,993
New York Community Bancorp, Inc. (c)	298,323	2,807,220
Washington Federal, Inc.	49,582	1,324,335

		5,125,548

Trading Companies & Distributors—0.8%
GATX Corp. (c)	22,876	1,619,850
MSC Industrial Direct Co., Inc. - Class A	27,625	2,124,915
NOW, Inc. (a) (c)	65,963	767,809
Watsco, Inc.	19,541	2,718,935

		7,231,509

Water Utilities—0.4%
Aqua America, Inc.	108,258	3,701,341

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	56,554	1,840,267

Total Common Stocks (Cost $782,110,895)		900,986,187

Mutual Fund—1.9%

Investment Company Security—1.9%
SPDR S&P MidCap 400 ETF Trust (c) (Cost $17,614,170)	56,600	17,131,122

Short-Term Investments—1.4%

Discount Notes—0.4%
Federal Home Loan Bank
2.056%, 01/09/19 (d)	600,000	599,722
2.190%, 01/18/11 (d)	100,000	99,894
2.273%, 01/23/19 (d)	450,000	449,376
2.351%, 02/06/19 (d)	2,600,000	2,593,934

		3,742,926

U.S. Treasury—1.0%
U.S. Treasury Bills
1.995%, 01/08/19 (d)	1,700,000	1,699,354
2.140%, 01/17/19 (d)	550,000	549,469
2.221%, 01/22/19 (d)	5,750,000	5,742,541
2.305%, 01/29/19 (d)	300,000	299,448
2.339%, 02/21/19 (d)	1,275,000	1,270,744

		9,561,556

Total Short-Term Investments (Cost $13,304,000)		13,304,482

Securities Lending Reinvestments (e)—14.5%
Security Description	Principal Amount*	Value

Certificates of Deposit—9.6%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (f)	3,000,000	2,999,937
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (f)	5,000,000	4,999,875
Bank of Nova Scotia 2.890%, SOFR + 0.430%, 05/16/19 (f)	4,000,000	3,999,997
3.072%, 3M LIBOR + 0.280%, 03/20/19 (f)	2,000,000	2,000,798
Barclays Bank plc 2.500%, 02/01/19	2,000,000	1,999,742
2.547%, 1M LIBOR + 0.200%, 02/04/19 (f)	2,500,000	2,499,762
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (f)	2,000,000	1,999,744
2.740%, 1M LIBOR + 0.270%, 07/19/19 (f)	3,000,000	2,998,782
China Construction Bank Corp. 2.550%, 01/07/19	2,500,000	2,500,000
Commonwealth Bank of Australia
2.617%, 3M LIBOR + 0.140%, 04/23/19 (f)	1,250,000	1,250,004
2.642%, 1M LIBOR + 0.210%, 09/13/19 (f)	5,000,000	5,000,000
Credit Agricole S.A. 2.500%, 02/12/19	3,000,000	2,999,490
2.799%, 1M LIBOR + 0.320%, 05/21/19 (f)	3,000,000	3,000,189
Credit Industriel et Commercial Zero Coupon, 01/25/19	987,228	998,300
Credit Suisse AG 2.620%, 04/01/19	5,000,000	4,997,410
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	2,500,000	2,499,815
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	5,954,925	5,993,880
Natixis New York 2.731%, 3M LIBOR + 0.190%, 02/01/19 (f)	2,000,000	1,999,552
2.810%, 1M LIBOR + 0.370%, 02/14/19 (f)	3,000,000	3,000,561
Royal Bank of Canada New York
2.665%, 1M LIBOR + 0.210%, 09/17/19 (f)	2,000,000	1,997,954
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (f)	3,000,000	2,999,754
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (f)	2,000,000	1,999,112
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (f)	4,000,000	3,999,884
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (f)	3,500,000	3,499,930
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (f)	3,000,000	2,998,899
Svenska Handelsbanken AB 2.767%, 1M LIBOR + 0.380%, 12/10/19 (f)	3,000,000	2,999,901
2.822%, 1M LIBOR + 0.300%, 10/31/19 (f)	2,000,000	1,999,532
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (f)	2,000,000	1,998,096
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (f)	3,000,000	3,000,000
Wells Fargo Bank N.A. 2.730%, 3M LIBOR + 0.210%, 10/25/19 (f)	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (f)	1,500,000	$1,499,991

		88,730,891

Commercial Paper—1.9%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (f)	5,000,000	4,998,615
Banco Santander S.A. 2.740%, 02/07/19	2,482,494	2,492,720
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (f)	4,000,000	4,000,372
2.725%, 3M LIBOR + 0.110%, 05/10/19 (f)	1,000,000	999,882
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (f)	4,000,000	4,000,980
Westpac Banking Corp. 2.659%, 3M LIBOR + 0.070%, 08/07/19 (f)	1,500,000	1,499,014

		17,991,583

Repurchase Agreements—3.0%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $10,076,667; collateralized by various Common Stock with an aggregate market value of $11,001,834.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $2,005,425; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $2,176,637.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $700,097; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $714,000.	700,000	700,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $400,055; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $408,000.	400,000	400,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $300,046; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $306,000.	300,000	300,000

Repurchase Agreements—(Continued)
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $1,518,331; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $1,548,422.	1,518,061	1,518,061
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $4,030,053; collateralized by various Common Stock with an aggregate market value of $4,400,000.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,007,513; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,000,142; collateralized by various Common Stock with an aggregate market value of $1,113,212.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $3,000,427; collateralized by various Common Stock with an aggregate market value of $3,339,637.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $2,000,284; collateralized by various Common Stock with an aggregate market value of $2,226,425.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $700,098; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $766,833.	700,000	700,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $800,112; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $876,381.	800,000	800,000

		27,418,061

Total Securities Lending Reinvestments (Cost $134,154,230)		134,140,535

Total Investments—114.9% (Cost $947,183,295)		1,065,562,326
Other assets and liabilities (net)—(14.9)%		(137,927,031)

Net Assets—100.0%		$927,635,295

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $2,795,600.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2018

(c)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $137,078,200 and the collateral received consisted of cash in the amount of $134,092,708 and non-cash collateral with a value of $5,380,131. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
S&P Midcap 400 Index E-Mini Futures	03/15/19	46	USD	7,646,120	$(339,547)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(ETF)—	Exchange-Traded Fund
(LIBOR)—	London Interbank Offered Rate
(REIT)—	Real Estate Investment Trust
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$900,986,187	$—	$—	$900,986,187
Total Mutual Fund*	17,131,122	—	—	17,131,122
Total Short-Term Investments*	—	13,304,482	—	13,304,482
Total Securities Lending Reinvestments*	—	134,140,535	—	134,140,535
Total Investments	$918,117,309	$147,445,017	$—	$1,065,562,326

Collateral for Securities Loaned (Liability)	$—	$(134,092,708)	$—	$(134,092,708)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(339,547)	$—	$—	$(339,547)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,065,562,326
Receivable for:
Investments sold	479,610
Fund shares sold	2,089,665
Dividends	1,020,435
Variation margin on futures contracts	74,980
Prepaid expenses	3,031

Total Assets	1,069,230,047
Liabilities
Due to custodian	64,108
Collateral for securities loaned	134,092,708
Payables for:
Investments purchased	5,760,224
Fund shares redeemed	1,049,279
Accrued Expenses:
Management fees	201,067
Distribution and service fees	108,827
Deferred trustees’ fees	111,916
Other expenses	206,623

Total Liabilities	141,594,752

Net Assets	$927,635,295

Net Assets Consist of:
Paid in surplus	$698,708,236
Distributable earnings (Accumulated losses)	228,927,059

Net Assets	$927,635,295

Net Assets
Class A	$442,169,311
Class B	330,817,623
Class E	30,646,223
Class G	124,002,138
Capital Shares Outstanding*
Class A	27,090,557
Class B	20,610,337
Class E	1,894,721
Class G	7,784,665
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.32
Class B	16.05
Class E	16.17
Class G	15.93

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $947,183,295.
(b)	Includes securities loaned at value of $137,078,200.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$17,222,412
Interest	274,524
Securities lending income	669,706

Total investment income	18,166,642
Expenses
Management fees	2,775,496
Administration fees	43,143
Custodian and accounting fees	93,685
Distribution and service fees—Class B	1,005,222
Distribution and service fees—Class E	56,552
Distribution and service fees—Class G	435,006
Audit and tax services	44,663
Legal	45,317
Trustees’ fees and expenses	33,734
Shareholder reporting	176,982
Insurance	7,192
Miscellaneous	121,664

Total expenses	4,838,656
Less management fee waiver	(36,237)

Net expenses	4,802,419

Net Investment Income	13,364,223

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	101,293,561
Futures contracts	(179,592)

Net realized gain	101,113,969

Net change in unrealized depreciation on:
Investments	(228,859,339)
Futures contracts	(521,360)

Net change in unrealized depreciation	(229,380,699)

Net realized and unrealized loss	(128,266,730)

Net Decrease in Net Assets From Operations	$(114,902,507)

(a)	Net of foreign withholding taxes of $9,089.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,364,223	$12,504,559
Net realized gain	101,113,969	91,129,049
Net change in unrealized appreciation (depreciation)	(229,380,699)	61,164,045

Increase (decrease) in net assets from operations	(114,902,507)	164,797,653

From Distributions to Shareholders (a)
Class A	(49,701,046)	(39,181,289)
Class B	(37,914,266)	(31,449,360)
Class E	(3,540,444)	(2,945,440)
Class G	(13,653,593)	(10,777,522)

Total distributions	(104,809,349)	(84,353,611)

Increase (decrease) in net assets from capital share transactions	(14,733,599)	5,767,226

Total increase (decrease) in net assets	(234,445,455)	86,211,268

Net Assets
Beginning of period	1,162,080,750	1,075,869,482

End of period	$927,635,295	$1,162,080,750 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,527,734	$29,079,587	3,333,449	$62,740,951
Reinvestments	2,563,231	49,701,046	2,113,338	39,181,289
Redemptions	(3,938,405)	(77,535,807)	(4,666,967)	(88,550,204)

Net increase	152,560	$1,244,826	779,820	$13,372,036

Class B
Sales	640,410	$11,405,224	760,758	$14,432,396
Reinvestments	1,986,080	37,914,266	1,720,424	31,449,360
Redemptions	(3,437,673)	(66,807,275)	(3,035,028)	(57,912,482)

Net decrease	(811,183)	$(17,487,785)	(553,846)	$(12,030,726)

Class E
Sales	67,928	$1,289,311	67,080	$1,286,199
Reinvestments	184,110	3,540,444	160,078	2,945,440
Redemptions	(352,470)	(6,861,678)	(325,322)	(6,259,722)

Net decrease	(100,432)	$(2,031,923)	(98,164)	$(2,028,083)

Class G
Sales	1,038,856	$19,550,263	1,097,750	$20,684,599
Reinvestments	720,506	13,653,593	593,149	10,777,522
Redemptions	(1,539,013)	(29,662,573)	(1,319,461)	(25,008,122)

Net increase	220,349	$3,541,283	371,438	$6,453,999

Increase (decrease) derived from capital shares transactions		$(14,733,599)		$5,767,226

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(7,049,030)	$(32,132,259)
Class B	(4,872,736)	(26,576,624)
Class E	(484,668)	(2,460,772)
Class G	(1,663,693)	(9,113,829)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $11,982,487 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.24	$18.89	$17.23	$19.01	$18.45

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.24	0.27	0.24	0.24
Net realized and unrealized gain (loss)	(2.24)	2.63	3.04	(0.57)	1.41

Total income (loss) from investment operations	(1.98)	2.87	3.31	(0.33)	1.65

Less Distributions
Distributions from net investment income	(0.26)	(0.27)	(0.24)	(0.23)	(0.20)
Distributions from net realized capital gains	(1.68)	(1.25)	(1.41)	(1.22)	(0.89)

Total distributions	(1.94)	(1.52)	(1.65)	(1.45)	(1.09)

Net Asset Value, End of Period	$16.32	$20.24	$18.89	$17.23	$19.01

Total Return (%) (b)	(11.30)	15.95	20.43	(2.35)	9.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	0.30	0.30	0.30	0.30
Net ratio of expenses to average net assets (%) (c)	0.30	0.29	0.29	0.29	0.30
Ratio of net investment income to average net assets (%)	1.34	1.26	1.53	1.30	1.33
Portfolio turnover rate (%)	25	23	28	25	17
Net assets, end of period (in millions)	$442.2	$545.3	$494.1	$411.5	$399.6

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.93	$18.63	$17.01	$18.79	$18.25

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.19	0.22	0.19	0.19
Net realized and unrealized gain (loss)	(2.20)	2.59	3.00	(0.57)	1.39

Total income (loss) from investment operations	(1.99)	2.78	3.22	(0.38)	1.58

Less Distributions
Distributions from net investment income	(0.21)	(0.23)	(0.19)	(0.18)	(0.15)
Distributions from net realized capital gains	(1.68)	(1.25)	(1.41)	(1.22)	(0.89)

Total distributions	(1.89)	(1.48)	(1.60)	(1.40)	(1.04)

Net Asset Value, End of Period	$16.05	$19.93	$18.63	$17.01	$18.79

Total Return (%) (b)	(11.51)	15.63	20.14	(2.62)	9.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.55	0.55	0.55	0.55
Net ratio of expenses to average net assets (%) (c)	0.55	0.54	0.54	0.54	0.55
Ratio of net investment income to average net assets (%)	1.09	1.01	1.28	1.04	1.08
Portfolio turnover rate (%)	25	23	28	25	17
Net assets, end of period (in millions)	$330.8	$427.0	$409.3	$374.7	$404.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.07	$18.75	$17.10	$18.89	$18.33

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.21	0.24	0.21	0.21
Net realized and unrealized gain (loss)	(2.22)	2.61	3.03	(0.59)	1.41

Total income (loss) from investment operations	(1.99)	2.82	3.27	(0.38)	1.62

Less Distributions
Distributions from net investment income	(0.23)	(0.25)	(0.21)	(0.19)	(0.17)
Distributions from net realized capital gains	(1.68)	(1.25)	(1.41)	(1.22)	(0.89)

Total distributions	(1.91)	(1.50)	(1.62)	(1.41)	(1.06)

Net Asset Value, End of Period	$16.17	$20.07	$18.75	$17.10	$18.89

Total Return (%) (b)	(11.44)	15.80	20.26	(2.58)	9.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	0.45	0.45	0.45	0.45
Net ratio of expenses to average net assets (%) (c)	0.45	0.44	0.44	0.44	0.45
Ratio of net investment income to average net assets (%)	1.19	1.11	1.38	1.13	1.17
Portfolio turnover rate (%)	25	23	28	25	17
Net assets, end of period (in millions)	$30.6	$40.0	$39.2	$36.7	$42.4

	Class G
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.80	$18.52	$16.92	$18.70	$18.16

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.18	0.21	0.18	0.18
Net realized and unrealized gain (loss)	(2.19)	2.58	2.98	(0.57)	1.39

Total income (loss) from investment operations	(1.99)	2.76	3.19	(0.39)	1.57

Less Distributions
Distributions from net investment income	(0.20)	(0.23)	(0.18)	(0.17)	(0.14)
Distributions from net realized capital gains	(1.68)	(1.25)	(1.41)	(1.22)	(0.89)

Total distributions	(1.88)	(1.48)	(1.59)	(1.39)	(1.03)

Net Asset Value, End of Period	$15.93	$19.80	$18.52	$16.92	$18.70

Total Return (%) (b)	(11.56)	15.60	20.08	(2.68)	9.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (c)	0.60	0.59	0.59	0.59	0.60
Ratio of net investment income to average net assets (%)	1.04	0.96	1.24	1.00	1.02
Portfolio turnover rate (%)	25	23	28	25	17
Net assets, end of period (in millions)	$124.0	$149.8	$133.2	$104.0	$105.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTII-16

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.
Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2018, the Portfolio had a payment of $64,108 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2018. The Portfolio’s average overdraft advances during the year ended December 31, 2018 were not significant.

BHFTII-17

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $27,418,061. The value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-18

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(128,372,300)	$—	$—	$—	$(128,372,300)
Mutual Funds	(5,720,408)	—	—	—	(5,720,408)
Total	$(134,092,708)	$—	$—	$—	$(134,092,708)
Total Borrowings	$(134,092,708)	$—	$—	$—	$(134,092,708)
Gross amount of recognized liabilities for securities lending transactions					$(134,092,708)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$339,547

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(179,592)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(521,360)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$8,033

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-19

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$271,470,832	$0	$359,424,046

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2018 were $2,775,496.

BHFTII-20

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2018 were $260,585.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class E and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.15% of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-21

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$950,243,198
Gross unrealized appreciation	225,917,431
Gross unrealized depreciation	(110,598,303)

Net unrealized appreciation (depreciation)	$115,319,128

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$17,717,458	$15,139,291	$87,091,891	$69,214,320	$104,809,349	$84,353,611

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$17,093,429	$96,626,418	$115,319,128	$—	$229,038,975

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-22

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Mid Cap Stock Index Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Mid Cap Stock Index Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-25

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-26

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-27

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

MetLife Mid Cap Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the S&P 400 Index, for the one-, three-, and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and the Sub-advised Expense Universe median, but below the Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-28

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, E, and G shares of the MetLife MSCI EAFE Index Portfolio returned -13.91%, -14.08%, -14.06%, and -14.12%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned -13.79%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets ended the period down with outperformance in the middle of the year bracketed by underperformance during the first and fourth quarters. The main concerns during the year were slowing global growth, political unrest in Europe, a more hawkish Federal Reserve (the “Fed”), and continued fears about a global trade war. Equity markets were impacted as the 10-year Treasury yield reached its highest level since 2014, which was driven by a more hawkish Fed and higher than expected wage growth. Equity markets also feared the impact of President Trump’s plan to impose tariffs on steel and aluminum imports and Fed Chair Powell’s Congressional testimony during the first quarter where he hinted at the possibility of four rate hikes during the year. Other issues equity investors were concerned about included unrest in the Middle East, political uncertainty in Italy and the U.S. withdrawal from the Iran nuclear deal. In the middle of the year, equity markets rallied as trade negotiations eased concerns of a global trade war and leaders of North and South Korea met for the first time since 2007. Equity markets also reacted favorably after the Fed Chair Powell made dovish comments in the third quarter during the Jackson Hole symposium and progress was made with trade negotiations with the European Union and the North American Free Trade Agreement. Equity markets underperformed again towards the end of the year on concerns about a weakening global economy, the partial U.S. government shut-down, and continued uncertainty surrounding Brexit.

The U.S. dollar strengthened during the year, which negatively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 2.8%.

All twenty-one countries comprising the MSCI EAFE Index experienced negative returns for the year. Japan (24.0% beginning weight in the benchmark), the largest country in the benchmark, down 12.6%, had the largest negative contribution to Portfolio return. Austria (0.3% beginning weight), down 27.1%; Belgium (1.1% beginning weight), down 26.1%; and Ireland (0.5% beginning weight), down 25.0%, were the worst-performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the portfolio return for the year were Sky (United Kingdom—acquired on November 11, 2018), up 69.2%; AstraZeneca (United Kingdom—held throughout the entire year), up 12.3%; and GlaxoSmithKline (United Kingdom—held throughout the entire year), up 12.1%. The stocks with the largest negative impact were British American Tobacco (United Kingdom), down 50.3%; Bayer (Germany), down 42.1%; and BASF (Germany), down 35.1% (all three were held throughout the entire year).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, Net Asset Value rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife MSCI EAFE Index Portfolio
Class A	-13.91	0.26	5.93	—
Class B	-14.08	0.01	5.67	—
Class E	-14.06	0.12	5.77	—
Class G	-14.12	-0.03	—	6.78
MSCI EAFE Index	-13.79	0.53	6.32	—

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
iShares MSCI EAFE ETF	3.6
Nestle S.A.	1.9
Novartis AG	1.4
Roche Holding AG	1.3
HSBC Holdings plc	1.2
Royal Dutch Shell plc - A Shares	1.0
Toyota Motor Corp.	1.0
Total S.A.	1.0
BP plc	1.0
Royal Dutch Shell plc - B Shares	0.8

Top Countries

% of Net Assets
Japan	23.0
United Kingdom	13.9
France	10.1
Switzerland	8.7
Germany	7.8
Netherlands	4.4
Hong Kong	3.4
Spain	2.9
Sweden	2.3
Italy	1.9

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.39%	$1,000.00	$885.00	$1.85
	Hypothetical*	0.39%	$1,000.00	$1,023.24	$1.99

Class B (a)	Actual	0.64%	$1,000.00	$884.20	$3.04
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class E (a)	Actual	0.54%	$1,000.00	$883.80	$2.56
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class G (a)	Actual	0.69%	$1,000.00	$883.50	$3.28
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—94.1% of Net Assets

Security Description	Shares	Value

Australia—6.9%
AGL Energy, Ltd.	45,920	$664,120
Alumina, Ltd.	191,453	307,204
Amcor, Ltd.	83,280	776,814
AMP, Ltd.	197,480	340,706
APA Group	80,604	482,308
Aristocrat Leisure, Ltd.	41,217	629,176
ASX, Ltd.	14,426	609,331
Aurizon Holdings, Ltd.	157,842	475,570
AusNet Services	135,720	148,656
Australia & New Zealand Banking Group, Ltd.	210,073	3,618,001
Bank of Queensland, Ltd.	24,917	169,508
Bendigo & Adelaide Bank, Ltd.	35,779	271,998
BGP Holdings plc (a) (b) (c) (d)	713,624	0
BHP Group plc	154,705	3,231,741
BHP Group, Ltd.	215,308	5,192,043
BlueScope Steel, Ltd.	45,759	353,019
Boral, Ltd.	86,560	301,012
Brambles, Ltd.	109,798	784,535
Caltex Australia, Ltd.	18,604	333,704
Challenger, Ltd.	44,035	294,191
CIMIC Group, Ltd.	8,428	257,541
Coca-Cola Amatil, Ltd.	42,510	245,084
Cochlear, Ltd.	4,099	497,833
Coles Group, Ltd. (b)	80,874	668,420
Commonwealth Bank of Australia	127,215	6,489,534
Computershare, Ltd.	28,910	349,838
Crown Resorts, Ltd.	29,464	245,996
CSL, Ltd.	32,919	4,296,956
Dexus	77,269	577,586
Domino’s Pizza Enterprises, Ltd.	4,557	130,401
Flight Centre Travel Group, Ltd.	4,135	124,935
Fortescue Metals Group, Ltd.	125,869	368,689
Goodman Group (REIT)	118,280	884,882
GPT Group (The) (REIT)	140,241	527,205
Incitec Pivot, Ltd.	131,085	302,671
Insurance Australia Group, Ltd.	180,136	887,646
Lend Lease Group (REIT)	39,184	319,479
Macquarie Group, Ltd.	23,361	1,786,696
Medibank Private, Ltd.	199,900	361,656
Mirvac Group (REIT)	272,935	430,393
National Australia Bank, Ltd.	198,109	3,360,026
Newcrest Mining, Ltd.	51,539	793,628
Oil Search, Ltd.	104,563	527,022
Orica, Ltd.	26,176	317,857
Origin Energy, Ltd. (b)	119,590	544,666
QBE Insurance Group, Ltd.	93,998	668,329
Ramsay Health Care, Ltd.	10,616	431,427
REA Group, Ltd.	4,158	216,538
Rio Tinto, Ltd.	28,205	1,559,227
Santos, Ltd.	145,305	560,524
Scentre Group (REIT)	367,395	1,008,629
Seek, Ltd.	22,233	264,811
Sonic Healthcare, Ltd.	32,696	508,901
South32, Ltd.	363,229	856,540
Stockland (REIT)	162,137	402,042
Suncorp Group, Ltd.	95,658	850,491
Sydney Airport	80,467	381,231

Australia—(Continued)
Tabcorp Holdings, Ltd.	153,298	462,951
Telstra Corp., Ltd.	309,539	621,031
TPG Telecom, Ltd.	27,310	123,809
Transurban Group	183,536	1,506,029
Treasury Wine Estates, Ltd.	53,467	557,012
Vicinity Centres (REIT)	252,185	461,518
Washington H Soul Pattinson & Co., Ltd.	7,905	137,817
Wesfarmers, Ltd.	80,874	1,835,691
Westpac Banking Corp.	248,548	4,381,552
Woodside Petroleum, Ltd.	65,682	1,449,962
Woolworths Group, Ltd.	97,245	2,014,014
WorleyParsons, Ltd.	23,498	188,892

		65,729,245

Austria—0.2%
Andritz AG	5,828	267,482
Erste Group Bank AG (b)	20,408	678,458
OMV AG	9,828	428,875
Raiffeisen Bank International AG	9,390	238,615
Verbund AG	4,951	210,796
Voestalpine AG	9,525	284,225

		2,108,451

Belgium—0.9%
Ageas	12,505	560,514
Anheuser-Busch InBev S.A.	55,258	3,648,802
Colruyt S.A.	4,373	310,815
Groupe Bruxelles Lambert S.A.	5,864	508,127
KBC Group NV	17,769	1,147,168
Proximus SADP	11,920	320,986
Solvay S.A.	5,735	569,877
Telenet Group Holding NV	4,184	193,792
UCB S.A.	9,619	782,435
Umicore S.A.	15,189	602,742

		8,645,258

Chile—0.0%
Antofagasta plc	26,957	266,948

China—0.2%
BeiGene, Ltd. (ADR) (b)	2,400	336,624
BOC Hong Kong Holdings, Ltd.	258,465	954,776
Minth Group, Ltd.	54,000	172,365
Yangzijiang Shipbuilding Holdings, Ltd.	176,900	160,824

		1,624,589

Denmark—1.7%
AP Moller - Maersk A/S - Class A	274	322,844
AP Moller - Maersk A/S - Class B	493	621,087
Carlsberg A/S - Class B	7,850	833,685
Chr Hansen Holding A/S	7,473	660,676
Coloplast A/S - Class B	8,619	799,247
Danske Bank A/S	53,890	1,065,898
DSV A/S	14,050	924,829
Genmab A/S (b)	4,236	692,964

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
H Lundbeck A/S	5,421	$237,304
ISS A/S	12,164	338,941
Novo Nordisk A/S - Class B	132,271	6,069,530
Novozymes A/S - B Shares	16,399	731,726
Orsted A/S	14,039	938,100
Pandora A/S	7,708	312,982
Tryg A/S	8,735	219,491
Vestas Wind Systems A/S	13,376	1,013,846
William Demant Holding A/S (b)	7,349	207,964

		15,991,114

Finland—1.2%
Elisa Oyj	9,227	381,230
Fortum Oyj	30,377	664,720
Kone Oyj - Class B	26,344	1,252,110
Metso Oyj	7,511	197,656
Neste Oyj	9,073	698,941
Nokia Oyj	432,039	2,490,617
Nokian Renkaat Oyj	7,495	230,438
Nordea Bank Abp	226,093	1,906,260
Orion Oyj - Class B	8,084	280,188
Sampo Oyj - A Shares	32,484	1,424,794
Stora Enso Oyj - R Shares	40,497	467,820
UPM-Kymmene Oyj	37,640	954,915
Wartsila Oyj Abp	31,392	497,059

		11,446,748

France—10.1%
Accor S.A.	13,973	591,220
Aeroports de Paris	2,209	416,725
Air Liquide S.A.	30,993	3,828,393
Airbus SE	42,287	4,035,191
Alstom S.A.	9,907	398,126
Amundi S.A.	4,463	234,107
Arkema S.A.	5,073	431,931
Atos SE	7,084	575,074
AXA S.A.	140,288	3,015,733
BioMerieux	3,058	201,119
BNP Paribas S.A.	81,356	3,655,813
Bollore S.A.	61,600	245,536
Bouygues S.A.	14,921	532,340
Bureau Veritas S.A.	19,643	398,057
Capgemini SE	11,166	1,099,862
Carrefour S.A.	42,889	729,351
Casino Guichard Perrachon S.A. (e)	3,989	165,219
Cie de St-Gobain	37,286	1,238,261
Cie Generale des Etablissements Michelin	12,172	1,200,705
CNP Assurances	10,520	222,019
Covivio	3,163	303,823
Credit Agricole S.A.	81,608	875,791
Danone S.A.	44,560	3,133,437
Dassault Aviation S.A.	183	252,826
Dassault Systemes SE	9,434	1,111,316
Edenred	17,136	626,732
Eiffage S.A.	5,760	480,792
Electricite de France S.A.	42,972	675,554

France—(Continued)
Engie S.A.	134,009	1,910,929
EssilorLuxottica S.A.	15,153	1,909,061
Eurazeo S.A.	2,731	192,366
Eutelsat Communications S.A.	14,990	295,767
Faurecia S.A.	5,604	209,852
Gecina S.A. (REIT)	3,720	479,131
Getlink SE	32,808	439,285
Hermes International	2,306	1,272,431
ICADE (REIT)	2,561	194,246
Iliad S.A.	1,762	245,694
Imerys S.A.	2,253	107,548
Ingenico Group S.A.	4,093	230,971
Ipsen S.A.	2,947	379,223
JCDecaux S.A.	4,706	131,403
Kering S.A.	5,564	2,598,124
Klepierre S.A. (REIT)	16,658	511,705
L’Oreal S.A.	18,412	4,216,921
Legrand S.A.	18,736	1,052,136
LVMH Moet Hennessy Louis Vuitton SE	20,298	5,950,947
Natixis S.A.	61,192	288,070
Orange S.A.	146,174	2,360,075
Pernod-Ricard S.A.	15,201	2,490,301
Peugeot S.A.	40,345	855,678
Publicis Groupe S.A.	15,420	880,508
Remy Cointreau S.A.	1,860	209,828
Renault S.A.	14,189	881,294
Rexel S.A.	20,752	220,769
Safran S.A.	24,628	2,952,096
Sanofi	82,145	7,082,783
Sartorius Stedim Biotech	2,011	200,202
Schneider Electric SE	39,783	2,701,368
SCOR SE	11,686	525,116
SEB S.A.	1,809	232,279
Societe BIC S.A.	2,149	218,432
Societe Generale S.A.	55,187	1,748,153
Sodexo S.A.	6,778	691,639
Suez	28,840	379,260
Teleperformance SE	4,265	681,177
Thales S.A.	7,807	906,101
Total S.A.	174,203	9,181,917
UBISOFT Entertainment S.A. (b)	5,696	455,924
Unibail-Rodamco-Westfield	9,927	1,529,931
Valeo S.A.	18,217	527,036
Veolia Environnement S.A.	38,959	797,312
Vinci S.A.	37,291	3,057,540
Vivendi S.A.	76,316	1,850,066
Wendel S.A.	2,267	271,303

		97,178,951

Germany—7.8%
1&1 Drillisch AG	3,915	198,701
adidas AG	13,435	2,801,154
Allianz SE	31,257	6,257,997
Aroundtown S.A.	56,219	465,522
Axel Springer SE	3,006	169,578
BASF SE	66,273	4,575,723

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Bayer AG	67,889	$4,696,819
Bayerische Motoren Werke AG	23,596	1,906,635
Beiersdorf AG	7,090	738,252
Brenntag AG	11,405	491,113
Commerzbank AG (b)	77,199	510,183
Continental AG	8,198	1,131,033
Covestro AG	13,863	684,278
Daimler AG	66,196	3,472,466
Delivery Hero AG (b)	6,695	248,076
Deutsche Bank AG	146,810	1,168,909
Deutsche Boerse AG	14,033	1,683,741
Deutsche Lufthansa AG	17,782	400,114
Deutsche Post AG	71,872	1,964,028
Deutsche Telekom AG	241,713	4,096,577
Deutsche Wohnen SE	24,681	1,128,726
E.ON SE	159,780	1,576,083
Evonik Industries AG	13,109	326,671
Fraport AG Frankfurt Airport Services Worldwide	3,260	232,490
Fresenius Medical Care AG & Co. KGaA	15,649	1,014,191
Fresenius SE & Co. KGaA	30,614	1,476,451
GEA Group AG	14,300	367,920
Hannover Rueck SE	4,145	557,476
HeidelbergCement AG	10,444	637,285
Henkel AG & Co. KGaA	7,933	778,393
HOCHTIEF AG	1,646	221,346
Hugo Boss AG	4,934	303,610
Infineon Technologies AG	84,354	1,674,727
Innogy SE	11,200	521,476
KION Group AG	5,441	275,528
LANXESS AG	5,571	256,016
Merck KGaA	9,421	969,841
METRO AG	15,747	241,570
MTU Aero Engines AG	3,839	695,701
Muenchener Rueckversicherungs-Gesellschaft AG	10,610	2,310,180
OSRAM Licht AG	7,381	319,729
ProSiebenSat.1 Media SE	14,779	262,260
Puma SE	604	295,176
RWE AG	39,146	849,086
SAP SE	71,302	7,086,253
Siemens AG	55,353	6,159,470
Siemens Healthineers AG (b)	10,900	455,342
Symrise AG	8,745	644,780
Telefonica Deutschland Holding AG	58,800	229,549
ThyssenKrupp AG	31,577	540,742
TUI AG	30,068	431,182
Uniper SE	14,858	383,805
United Internet AG	8,781	383,255
Volkswagen AG	2,495	396,629
Vonovia SE	35,809	1,621,536
Wirecard AG	8,665	1,316,098
Zalando SE (b)	8,719	223,560

		74,825,032

Hong Kong—3.4%
AIA Group, Ltd.	879,000	7,231,943
ASM Pacific Technology, Ltd.	19,600	187,844

Hong Kong—(Continued)
Bank of East Asia, Ltd. (The)	103,920	328,964
CK Asset Holdings, Ltd.	188,440	1,370,492
CK Hutchison Holdings, Ltd.	201,440	1,925,302
CK Infrastructure Holdings, Ltd.	49,500	373,697
CLP Holdings, Ltd.	116,377	1,312,084
Dairy Farm International Holdings, Ltd.	24,600	222,173
Galaxy Entertainment Group, Ltd.	173,000	1,086,031
Hang Lung Group, Ltd.	74,000	188,032
Hang Lung Properties, Ltd.	162,000	308,829
Hang Seng Bank, Ltd.	54,400	1,215,229
Henderson Land Development Co., Ltd.	91,192	452,140
HK Electric Investments & HK Electric Investments, Ltd.	197,500	199,046
HKT Trust & HKT, Ltd.	277,980	400,293
Hong Kong & China Gas Co., Ltd.	693,469	1,431,409
Hong Kong Exchanges and Clearing, Ltd.	84,300	2,419,506
Hongkong Land Holdings, Ltd.	86,500	545,289
Hysan Development Co., Ltd.	45,000	213,401
Jardine Matheson Holdings, Ltd.	16,900	1,176,712
Jardine Strategic Holdings, Ltd.	14,600	533,406
Kerry Properties, Ltd.	57,500	195,384
Link REIT (REIT)	162,641	1,638,134
Melco Resorts & Entertainment, Ltd. (ADR)	19,800	348,876
MTR Corp., Ltd.	110,500	581,641
New World Development Co., Ltd.	463,707	609,239
NWS Holdings, Ltd.	99,000	203,200
PCCW, Ltd.	316,000	181,821
Power Assets Holdings, Ltd.	107,549	746,777
Sino Land Co., Ltd.	247,600	421,437
Sun Hung Kai Properties, Ltd.	116,250	1,648,550
Swire Pacific, Ltd. - Class A	36,817	386,831
Swire Properties, Ltd.	83,600	292,175
Techtronic Industries Co., Ltd.	95,000	500,813
WH Group, Ltd.	654,000	498,765
Wharf Holdings, Ltd. (The)	87,976	228,266
Wharf Real Estate Investment Co., Ltd.	87,976	523,030
Wheelock & Co., Ltd.	68,000	386,254
Yue Yuen Industrial Holdings, Ltd.	50,500	161,174

		32,674,189

Ireland—0.6%
AerCap Holdings NV (b)	10,200	403,920
AIB Group plc	60,112	252,117
Bank of Ireland Group plc	80,170	443,934
CRH plc	63,163	1,661,228
James Hardie Industries plc	31,140	331,450
Kerry Group plc - Class A	11,539	1,137,304
Kingspan Group plc	11,136	475,878
Paddy Power Betfair plc	6,200	506,789
Smurfit Kappa Group plc	16,402	434,589

		5,647,209

Israel—0.5%
Azrieli Group, Ltd.	3,090	147,631
Bank Hapoalim B.M.	79,475	504,336
Bank Leumi Le-Israel B.M.	109,068	660,782
Bezeq The Israeli Telecommunication Corp., Ltd.	160,513	157,088

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Check Point Software Technologies, Ltd. (b)	9,300	$954,645
Elbit Systems, Ltd.	895	102,916
Israel Chemicals, Ltd.	54,463	309,883
Mizrahi Tefahot Bank, Ltd.	11,922	201,912
Nice, Ltd. (b)	4,746	514,296
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	70,353	1,084,843
Wix.com, Ltd. (b)	3,200	289,088

		4,927,420

Italy—1.9%
Assicurazioni Generali S.p.A.	85,274	1,423,690
Atlantia S.p.A.	36,067	745,181
Davide Campari-Milano S.p.A.	42,874	362,053
Enel S.p.A.	602,326	3,466,976
Eni S.p.A.	184,398	2,897,336
Ferrari NV	8,377	831,433
Intesa Sanpaolo S.p.A.	1,083,294	2,395,430
Leonardo S.p.A.	28,782	252,769
Luxottica Group S.p.A.	13,581	801,725
Mediobanca S.p.A.	44,816	378,095
Moncler S.p.A.	13,024	434,220
Pirelli & C S.p.A. (b)	29,117	186,822
Poste Italiane S.p.A.	41,357	331,168
Prysmian S.p.A.	16,202	313,442
Recordati S.p.A.	8,194	283,773
Snam S.p.A.	162,854	711,229
Telecom Italia S.p.A. (b)	826,906	457,051
Telecom Italia S.p.A. - Risparmio Shares	437,140	208,472
Terna Rete Elettrica Nazionale S.p.A.	92,957	526,484
UniCredit S.p.A.	142,434	1,612,094

		18,619,443

Japan—23.0%
Aeon Co., Ltd.	44,500	874,895
AEON Financial Service Co., Ltd.	8,400	150,744
Aeon Mall Co., Ltd.	7,600	121,466
Air Water, Inc.	10,000	150,091
Aisin Seiki Co., Ltd.	10,600	365,394
Ajinomoto Co., Inc.	31,900	565,356
Alfresa Holdings Corp.	15,300	395,434
Alps Electric Co., Ltd.	13,100	252,755
Amada Holdings Co., Ltd.	27,000	240,572
ANA Holdings, Inc.	8,400	302,497
Aozora Bank, Ltd.	9,600	284,390
Asahi Glass Co., Ltd.	12,600	390,576
Asahi Group Holdings, Ltd.	27,300	1,065,254
Asahi Intecc Co., Ltd.	7,100	301,907
Asahi Kasei Corp.	97,000	988,710
Asics Corp.	11,000	139,285
Astellas Pharma, Inc.	141,100	1,793,856
Bandai Namco Holdings, Inc.	16,000	713,155
Bank of Kyoto, Ltd. (The)	4,400	180,271
Benesse Holdings, Inc.	5,400	137,172
Bridgestone Corp.	44,400	1,702,290
Brother Industries, Ltd.	16,400	240,483
Calbee, Inc.	5,500	171,708

Japan—(Continued)
Canon, Inc. (e)	72,900	2,006,703
Casio Computer Co., Ltd.	16,900	202,247
Central Japan Railway Co.	10,100	2,143,977
Chiba Bank, Ltd. (The)	49,000	271,436
Chubu Electric Power Co., Inc.	45,700	649,204
Chugai Pharmaceutical Co., Ltd.	16,800	969,518
Chugoku Electric Power Co., Inc. (The)	23,700	306,980
Coca-Cola Bottlers Japan Holdings, Inc.	9,900	295,244
Concordia Financial Group, Ltd.	83,000	316,160
Credit Saison Co., Ltd.	10,500	122,321
CyberAgent, Inc.	7,400	288,667
Dai Nippon Printing Co., Ltd.	20,000	415,725
Dai-ichi Life Holdings, Inc.	75,800	1,173,366
Daicel Corp.	22,000	225,853
Daifuku Co., Ltd.	7,400	333,241
Daiichi Sankyo Co., Ltd.	42,100	1,352,037
Daikin Industries, Ltd.	18,200	1,913,286
Daito Trust Construction Co., Ltd.	5,200	709,527
Daiwa House Industry Co., Ltd.	42,500	1,348,428
Daiwa House REIT Investment Corp. (REIT)	110	245,987
Daiwa Securities Group, Inc.	118,000	601,067
DeNA Co., Ltd.	8,400	139,643
Denso Corp.	31,000	1,374,403
Dentsu, Inc.	16,600	737,209
Disco Corp.	2,300	265,189
Don Quijote Holdings Co., Ltd.	8,200	508,186
East Japan Railway Co.	22,300	1,980,117
Eisai Co., Ltd.	18,200	1,415,709
Electric Power Development Co., Ltd.	10,900	257,916
FamilyMart UNY Holdings Co., Ltd.	4,400	555,321
FANUC Corp.	14,000	2,102,617
Fast Retailing Co., Ltd.	4,300	2,197,404
Fuji Electric Co., Ltd.	8,600	250,520
FUJIFILM Holdings Corp.	29,400	1,133,371
Fujitsu, Ltd.	14,600	914,368
Fukuoka Financial Group, Inc.	10,600	213,538
Hakuhodo DY Holdings, Inc.	17,600	249,492
Hamamatsu Photonics KK	9,600	324,491
Hankyu Hanshin Holdings, Inc.	16,400	548,687
Hikari Tsushin, Inc.	1,800	282,872
Hino Motors, Ltd.	19,000	178,243
Hirose Electric Co., Ltd.	2,415	238,770
Hisamitsu Pharmaceutical Co., Inc.	4,500	245,325
Hitachi Construction Machinery Co., Ltd.	8,900	205,938
Hitachi High-Technologies Corp.	5,500	171,387
Hitachi Metals, Ltd.	20,000	207,484
Hitachi, Ltd.	70,200	1,864,172
Honda Motor Co., Ltd.	118,800	3,101,268
Hoshizaki Corp.	4,100	250,903
Hoya Corp.	26,800	1,636,435
Hulic Co., Ltd.	17,100	152,866
Idemitsu Kosan Co., Ltd.	10,500	345,725
IHI Corp.	12,200	334,541
Iida Group Holdings Co., Ltd.	12,700	221,673
Inpex Corp.	71,100	633,873
Isetan Mitsukoshi Holdings, Ltd.	26,900	296,673
Isuzu Motors, Ltd.	43,700	609,539

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
ITOCHU Corp.	105,400	$1,775,888
J Front Retailing Co., Ltd.	17,900	206,692
Japan Airlines Co., Ltd.	8,400	297,222
Japan Exchange Group, Inc.	38,100	611,264
Japan Post Bank Co., Ltd.	30,800	337,824
Japan Post Holdings Co., Ltd.	119,400	1,371,418
Japan Prime Realty Investment Corp. (REIT)	51	193,474
Japan Real Estate Investment Corp. (REIT)	96	538,567
Japan Retail Fund Investment Corp. (REIT)	202	404,059
Japan Tobacco, Inc.	79,300	1,879,499
JFE Holdings, Inc.	35,100	557,910
JGC Corp.	14,000	195,235
JSR Corp.	11,000	164,210
JTEKT Corp.	20,000	221,106
JXTG Holdings, Inc.	237,600	1,244,099
Kajima Corp.	32,000	428,524
Kakaku.com, Inc.	10,700	187,990
Kamigumi Co., Ltd.	8,500	173,267
Kaneka Corp.	4,400	157,080
Kansai Electric Power Co., Inc. (The)	55,000	825,044
Kansai Paint Co., Ltd.	10,300	197,481
Kao Corp.	35,200	2,592,550
Kawasaki Heavy Industries, Ltd.	12,400	263,424
KDDI Corp.	127,000	3,023,385
Keihan Holdings Co., Ltd.	7,800	316,968
Keikyu Corp.	18,000	296,248
Keio Corp.	6,600	385,889
Keisei Electric Railway Co., Ltd.	10,000	310,996
Keyence Corp.	7,100	3,574,675
Kikkoman Corp.	9,600	514,671
Kintetsu Group Holdings Co., Ltd.	10,812	467,412
Kirin Holdings Co., Ltd.	60,300	1,267,131
Kobayashi Pharmaceutical Co., Ltd.	3,600	246,303
Kobe Steel, Ltd.	27,200	188,195
Koito Manufacturing Co., Ltd.	7,700	392,403
Komatsu, Ltd.	65,500	1,393,862
Konami Holdings Corp.	7,300	321,124
Konica Minolta, Inc.	37,000	331,757
Kose Corp.	2,300	364,401
Kubota Corp.	70,700	994,516
Kuraray Co., Ltd.	24,500	343,374
Kurita Water Industries, Ltd.	7,100	170,394
Kyocera Corp.	22,700	1,127,719
Kyowa Hakko Kirin Co., Ltd.	20,000	375,444
Kyushu Electric Power Co., Inc.	25,900	307,661
Kyushu Railway Co.	12,700	427,424
Lawson, Inc.	3,800	241,043
LINE Corp. (b) (e)	5,300	180,995
Lion Corp.	19,000	391,515
LIXIL Group Corp.	19,000	236,976
M3, Inc.	31,400	425,066
Makita Corp.	15,200	537,716
Marubeni Corp.	105,000	729,945
Marui Group Co., Ltd.	16,000	309,096
Mazda Motor Corp.	43,000	441,878
McDonald’s Holdings Co. Japan, Ltd. (e)	5,400	229,836
Mebuki Financial Group, Inc.	63,100	166,403

Japan—(Continued)
Medipal Holdings Corp.	10,700	231,227
MEIJI Holdings Co., Ltd.	9,600	781,477
Minebea Mitsumi, Inc.	30,800	441,845
MISUMI Group, Inc.	22,200	462,846
Mitsubishi Chemical Holdings Corp.	93,700	704,214
Mitsubishi Corp.	98,500	2,685,657
Mitsubishi Electric Corp.	131,200	1,436,891
Mitsubishi Estate Co., Ltd.	82,300	1,288,426
Mitsubishi Gas Chemical Co., Inc.	13,000	194,019
Mitsubishi Heavy Industries, Ltd.	20,800	746,384
Mitsubishi Materials Corp.	7,900	206,907
Mitsubishi Motors Corp.	44,999	248,191
Mitsubishi Tanabe Pharma Corp.	15,300	219,596
Mitsubishi UFJ Financial Group, Inc.	860,888	4,240,903
Mitsubishi UFJ Lease & Finance Co., Ltd.	16,700	79,940
Mitsui & Co., Ltd.	118,417	1,833,407
Mitsui Chemicals, Inc.	15,000	336,209
Mitsui Fudosan Co., Ltd.	65,000	1,438,786
Mitsui OSK Lines, Ltd.	7,500	162,792
Mizuho Financial Group, Inc.	1,752,400	2,728,500
MonotaRO Co., Ltd.	9,200	224,129
MS&AD Insurance Group Holdings, Inc.	35,900	1,018,011
Murata Manufacturing Co., Ltd.	12,900	1,775,677
Nabtesco Corp.	7,500	161,208
Nagoya Railroad Co., Ltd.	14,800	392,135
NEC Corp.	20,600	616,099
Nexon Co., Ltd. (b)	32,300	412,206
NGK Insulators, Ltd.	19,300	259,913
NGK Spark Plug Co., Ltd.	12,000	236,481
NH Foods, Ltd.	7,000	262,878
Nidec Corp.	16,300	1,866,184
Nikon Corp.	22,500	333,083
Nintendo Co., Ltd.	8,100	2,137,962
Nippon Building Fund, Inc. (REIT)	88	553,648
Nippon Electric Glass Co., Ltd.	6,200	150,601
Nippon Express Co., Ltd.	5,900	327,442
Nippon Paint Holdings Co., Ltd. (e)	9,500	321,800
Nippon Prologis REIT, Inc.	143	301,571
Nippon Steel & Sumitomo Metal Corp.	56,300	961,755
Nippon Telegraph & Telephone Corp.	50,400	2,050,031
Nippon Yusen KK	12,600	195,037
Nissan Chemical Corp.	10,000	520,037
Nissan Motor Co., Ltd.	166,900	1,343,836
Nisshin Seifun Group, Inc.	15,700	323,791
Nissin Foods Holdings Co., Ltd.	4,700	294,639
Nitori Holdings Co., Ltd.	5,800	719,731
Nitto Denko Corp.	12,600	628,464
Nomura Holdings, Inc.	241,200	918,722
Nomura Real Estate Holdings, Inc.	9,500	173,156
Nomura Real Estate Master Fund, Inc. (REIT)	322	423,329
Nomura Research Institute, Ltd.	6,900	253,388
NSK, Ltd.	26,600	227,805
NTT Data Corp.	40,780	445,094
NTT DoCoMo, Inc.	94,600	2,122,112
Obayashi Corp.	45,500	408,147
Obic Co., Ltd.	5,000	382,271
Odakyu Electric Railway Co., Ltd.	20,100	440,063

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
OJI Holdings Corp.	68,000	$347,696
Olympus Corp.	22,800	696,483
Omron Corp.	13,400	482,493
Ono Pharmaceutical Co., Ltd.	26,100	527,685
Oracle Corp. Japan	3,000	189,622
Oriental Land Co., Ltd.	14,000	1,420,007
ORIX Corp.	92,600	1,344,094
Osaka Gas Co., Ltd.	29,000	529,372
Otsuka Corp.	7,400	202,391
Otsuka Holdings Co., Ltd.	28,200	1,149,637
Panasonic Corp.	161,300	1,445,843
Park24 Co., Ltd.	7,400	163,408
Persol Holdings Co., Ltd.	13,400	196,596
Pigeon Corp.	8,500	366,659
Pola Orbis Holdings, Inc.	7,600	203,395
Rakuten, Inc.	61,500	408,519
Recruit Holdings Co., Ltd.	80,900	1,934,866
Renesas Electronics Corp. (b)	61,100	279,964
Resona Holdings, Inc.	143,300	684,792
Ricoh Co., Ltd.	48,600	474,843
Rinnai Corp.	2,800	183,178
Rohm Co., Ltd.	6,700	422,866
Ryohin Keikaku Co., Ltd.	1,800	437,626
Sankyo Co., Ltd.	3,300	124,836
Santen Pharmaceutical Co., Ltd.	27,500	393,157
SBI Holdings, Inc.	16,511	321,965
Secom Co., Ltd.	15,500	1,278,449
Sega Sammy Holdings, Inc.	12,900	181,728
Seibu Holdings, Inc.	13,800	239,137
Seiko Epson Corp.	20,000	280,347
Sekisui Chemical Co., Ltd.	29,500	436,053
Sekisui House, Ltd.	45,500	666,444
Seven & i Holdings Co., Ltd.	55,000	2,392,430
Seven Bank, Ltd.	44,200	125,937
SG Holdings Co., Ltd.	7,200	188,642
Sharp Corp.	12,000	121,819
Shimadzu Corp.	14,600	285,406
Shimano, Inc.	5,400	766,916
Shimizu Corp.	39,000	320,192
Shin-Etsu Chemical Co., Ltd.	26,400	2,031,838
Shinsei Bank, Ltd.	12,900	152,530
Shionogi & Co., Ltd.	19,700	1,115,942
Shiseido Co., Ltd.	27,700	1,719,414
Shizuoka Bank, Ltd. (The)	25,800	200,613
Showa Denko KK	9,900	290,095
Showa Shell Sekiyu KK	14,800	207,050
SMC Corp.	4,100	1,223,443
SoftBank Group Corp.	60,500	3,983,844
Sohgo Security Services Co., Ltd.	4,800	225,761
Sompo Holdings, Inc.	23,599	795,777
Sony Corp.	91,800	4,416,371
Sony Financial Holdings, Inc.	12,800	237,348
Stanley Electric Co., Ltd.	9,700	270,240
Subaru Corp.	45,400	968,215
SUMCO Corp. (e)	17,600	198,256
Sumitomo Chemical Co., Ltd.	117,000	571,598
Sumitomo Corp.	83,900	1,182,391

Japan—(Continued)
Sumitomo Dainippon Pharma Co., Ltd.	12,500	402,179
Sumitomo Electric Industries, Ltd.	57,634	760,075
Sumitomo Heavy Industries, Ltd.	7,800	229,718
Sumitomo Metal Mining Co., Ltd.	16,600	441,067
Sumitomo Mitsui Financial Group, Inc.	95,300	3,139,541
Sumitomo Mitsui Trust Holdings, Inc.	22,826	830,008
Sumitomo Realty & Development Co., Ltd.	26,000	948,664
Sumitomo Rubber Industries, Ltd.	12,500	148,615
Sundrug Co., Ltd.	6,000	178,294
Suntory Beverage & Food, Ltd.	10,400	468,939
Suzuken Co., Ltd.	5,800	297,381
Suzuki Motor Corp.	26,200	1,324,404
Sysmex Corp.	12,200	588,025
T&D Holdings, Inc.	39,400	454,078
Taiheiyo Cement Corp.	8,200	252,123
Taisei Corp.	16,000	679,561
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	297,963
Taiyo Nippon Sanso Corp.	9,600	157,903
Takashimaya Co., Ltd.	9,500	120,597
Takeda Pharmaceutical Co., Ltd.	50,800	1,721,954
TDK Corp.	9,500	675,299
Teijin, Ltd.	13,200	209,932
Terumo Corp.	22,100	1,240,321
THK Co., Ltd.	7,700	142,945
Tobu Railway Co., Ltd.	14,600	391,220
Toho Co., Ltd.	8,500	306,870
Toho Gas Co., Ltd.	6,200	260,993
Tohoku Electric Power Co., Inc.	28,000	367,664
Tokio Marine Holdings, Inc.	49,700	2,360,148
Tokyo Century Corp.	3,200	139,088
Tokyo Electric Power Co. Holdings, Inc. (b)	112,000	661,675
Tokyo Electron, Ltd.	11,300	1,295,143
Tokyo Gas Co., Ltd.	26,400	666,975
Tokyu Corp.	37,500	608,848
Tokyu Fudosan Holdings Corp.	37,000	183,487
Toppan Printing Co., Ltd.	20,500	299,712
Toray Industries, Inc.	108,500	757,313
Toshiba Corp.	47,500	1,347,038
Tosoh Corp.	23,000	297,300
TOTO, Ltd.	10,400	357,138
Toyo Seikan Group Holdings, Ltd.	8,300	189,146
Toyo Suisan Kaisha, Ltd.	6,000	209,178
Toyota Industries Corp.	10,100	464,291
Toyota Motor Corp.	166,300	9,649,149
Toyota Tsusho Corp.	15,500	455,410
Trend Micro, Inc.	8,900	481,194
Tsuruha Holdings, Inc.	2,900	248,510
Unicharm Corp.	27,400	884,326
United Urban Investment Corp. (REIT)	213	329,947
USS Co., Ltd.	16,600	276,773
Welcia Holdings Co., Ltd.	3,500	158,803
West Japan Railway Co.	11,500	811,370
Yahoo Japan Corp.	206,700	518,752
Yakult Honsha Co., Ltd.	8,200	574,346
Yamada Denki Co., Ltd.	46,500	222,567
Yamaguchi Financial Group, Inc.	15,000	143,229
Yamaha Corp.	8,800	373,242

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Yamaha Motor Co., Ltd.	18,700	$363,582
Yamato Holdings Co., Ltd.	21,800	593,482
Yamazaki Baking Co., Ltd.	9,000	188,345
Yaskawa Electric Corp.	18,000	435,467
Yokogawa Electric Corp.	16,300	279,308
Yokohama Rubber Co., Ltd. (The)	9,200	171,441
ZOZO, Inc.	14,400	259,659

		220,369,938

Luxembourg—0.3%
ArcelorMittal	46,976	967,062
Eurofins Scientific SE	878	325,313
Millicom International Cellular S.A.	5,384	341,534
RTL Group S.A.	2,700	144,189
SES S.A.	29,140	556,877
Tenaris S.A.	35,513	379,809

		2,714,784

Macau—0.1%
Sands China, Ltd.	176,400	764,016
Wynn Macau, Ltd.	95,600	205,746

		969,762

Mexico—0.0%
Fresnillo plc	14,894	162,656

Netherlands—4.4%
ABN AMRO Group NV	29,995	700,988
Aegon NV	119,047	552,162
Akzo Nobel NV	18,312	1,468,626
ASML Holding NV	29,837	4,644,811
EXOR NV	8,104	436,925
Heineken Holding NV	7,836	658,010
Heineken NV	18,534	1,629,831
ING Groep NV	284,141	3,038,180
Koninklijke Ahold Delhaize NV	91,575	2,304,973
Koninklijke DSM NV	13,712	1,113,163
Koninklijke KPN NV	263,537	768,497
Koninklijke Philips NV	68,497	2,408,566
Koninklijke Vopak NV	3,942	178,169
NN Group NV	21,018	833,039
NXP Semiconductors NV	25,300	1,853,984
Randstad NV	9,402	429,039
Royal Dutch Shell plc - A Shares	334,642	9,814,207
Royal Dutch Shell plc - B Shares	271,764	8,080,474
Wolters Kluwer NV	21,135	1,245,259

		42,158,903

New Zealand—0.2%
a2 Milk Co., Ltd. (b)	53,251	393,414
Auckland International Airport, Ltd.	69,174	331,717
Fisher & Paykel Healthcare Corp., Ltd.	44,270	383,485
Fletcher Building, Ltd. (b)	68,594	224,368
Meridian Energy, Ltd.	93,292	212,141
Ryman Healthcare, Ltd.	29,900	214,651

New Zealand—(Continued)
Spark New Zealand, Ltd.	106,142	294,513

		2,054,289

Norway—0.7%
Aker BP ASA	7,864	198,854
DNB ASA	68,520	1,097,451
Equinor ASA	87,269	1,858,397
Gjensidige Forsikring ASA	14,357	223,283
Marine Harvest ASA	30,284	636,578
Norsk Hydro ASA	91,188	412,124
Orkla ASA	62,161	488,087
Schibsted ASA - B Shares	7,443	225,474
Telenor ASA	51,893	1,000,273
Yara International ASA	14,337	549,503

		6,690,024

Portugal—0.2%
Banco Espirito Santo S.A. (a) (b) (c) (d)	199,038	0
EDP - Energias de Portugal S.A.	185,244	644,746
Galp Energia SGPS S.A.	37,002	584,606
Jeronimo Martins SGPS S.A.	18,255	215,637

		1,444,989

Singapore—1.3%
Ascendas Real Estate Investment Trust (REIT)	215,000	404,239
CapitaLand Commercial Trust (REIT)	166,738	213,636
CapitaLand Mall Trust (REIT)	157,500	260,581
CapitaLand, Ltd.	172,300	391,851
City Developments, Ltd.	34,000	201,763
ComfortDelGro Corp., Ltd.	153,000	240,260
DBS Group Holdings, Ltd.	131,667	2,274,792
Genting Singapore, Ltd.	418,200	299,361
Jardine Cycle & Carriage, Ltd.	8,888	229,430
Keppel Corp., Ltd.	113,900	494,841
Oversea-Chinese Banking Corp., Ltd.	230,564	1,893,710
SATS, Ltd.	56,300	192,929
Sembcorp Industries, Ltd.	73,200	136,691
Singapore Airlines, Ltd.	33,140	228,161
Singapore Exchange, Ltd.	54,400	284,248
Singapore Press Holdings, Ltd.	84,250	144,757
Singapore Technologies Engineering, Ltd.	130,000	331,521
Singapore Telecommunications, Ltd.	601,420	1,289,988
Suntec Real Estate Investment Trust (REIT)	179,000	233,220
United Overseas Bank, Ltd.	96,892	1,736,609
UOL Group, Ltd.	33,000	149,309
Venture Corp., Ltd.	20,500	207,743
Wilmar International, Ltd.	144,000	329,900

		12,169,540

South Africa—0.2%
Anglo American plc	76,685	1,693,872
Investec plc	52,596	293,227

		1,987,099

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—2.9%
ACS Actividades de Construccion y Servicios S.A.	19,619	$752,508
Aena SME S.A.	5,006	774,404
Amadeus IT Group S.A.	31,507	2,188,827
Banco Bilbao Vizcaya Argentaria S.A.	485,964	2,557,649
Banco de Sabadell S.A.	385,331	437,434
Banco Santander S.A.	1,181,455	5,319,621
Bankia S.A.	80,824	234,824
Bankinter S.A.	48,939	390,247
CaixaBank S.A.	268,510	964,203
Enagas S.A.	17,953	483,677
Endesa S.A.	23,384	536,975
Ferrovial S.A.	34,181	687,819
Grifols S.A.	21,632	563,752
Iberdrola S.A.	433,857	3,463,603
Industria de Diseno Textil S.A.	79,108	2,012,129
Mapfre S.A.	74,474	196,957
Naturgy Energy Group S.A.	25,426	643,588
Red Electrica Corp. S.A.	29,508	655,788
Repsol S.A.	99,138	1,590,064
Siemens Gamesa Renewable Energy S.A. (b)	18,682	225,847
Telefonica S.A.	338,883	2,853,766

		27,533,682

Sweden—2.3%
Alfa Laval AB	20,852	445,011
Assa Abloy AB - Class B	72,914	1,303,223
Atlas Copco AB - A Shares (b)	49,888	1,191,463
Atlas Copco AB - B Shares (b)	28,433	623,192
Boliden AB	20,002	434,894
Electrolux AB - Series B	17,118	362,566
Epiroc AB - Class A (b)	49,888	473,628
Epiroc AB - Class B (b)	28,433	254,432
Essity AB - Class B	43,954	1,079,779
Hennes & Mauritz AB - B Shares (e)	61,284	870,167
Hexagon AB - B Shares	19,206	886,202
Husqvarna AB - B Shares	25,677	190,847
ICA Gruppen AB	5,619	200,973
Industrivarden AB - C Shares	10,214	207,141
Investor AB - B Shares	31,910	1,355,837
Kinnevik AB - Class B	16,046	388,118
L E Lundbergforetagen AB - B Shares	6,090	179,951
Lundin Petroleum AB	16,017	400,314
Sandvik AB	84,986	1,215,620
Securitas AB - B Shares	21,462	344,944
Skandinaviska Enskilda Banken AB - Class A	113,560	1,105,062
Skanska AB - B Shares	24,008	383,202
SKF AB - B Shares	25,976	395,414
Svenska Handelsbanken AB - A Shares	113,277	1,254,438
Swedbank AB - A Shares	65,848	1,467,403
Swedish Match AB	14,499	571,433
Tele2 AB - B Shares	33,676	430,167
Telefonaktiebolaget LM Ericsson - B Shares	220,757	1,945,116
Telia Co. AB	204,113	968,268
Volvo AB - B Shares	113,997	1,498,423

		22,427,228

Switzerland—8.7%
ABB, Ltd.	136,042	2,586,088
Adecco Group AG	10,992	513,251
Baloise Holding AG	3,839	528,327
Barry Callebaut AG	132	204,665
Chocoladefabriken Lindt & Spruengli AG	7	520,171
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	81	501,692
Cie Financiere Richemont S.A.	37,512	2,403,708
Clariant AG (b)	17,152	315,543
Coca-Cola HBC AG (b)	13,800	429,061
Credit Suisse Group AG (b)	186,061	2,044,387
Dufry AG (b) (e)	2,729	258,421
EMS-Chemie Holding AG	579	274,890
Ferguson plc	17,515	1,120,884
Geberit AG	2,723	1,057,755
Givaudan S.A.	649	1,500,875
Glencore plc (b)	840,024	3,095,881
Julius Baer Group, Ltd. (b)	17,027	606,649
Kuehne & Nagel International AG	4,135	531,484
LafargeHolcim, Ltd. (b)	35,343	1,456,156
Lonza Group AG (b)	5,308	1,375,898
Nestle S.A.	222,716	18,053,733
Novartis AG	157,830	13,478,117
Pargesa Holding S.A.	3,025	217,881
Partners Group Holding AG	1,182	716,344
Roche Holding AG	50,970	12,566,491
Schindler Holding AG	1,428	276,894
Schindler Holding AG (Participation Certificate)	3,216	637,050
SGS S.A.	367	824,420
Sika AG	9,000	1,140,476
Sonova Holding AG	4,058	659,716
STMicroelectronics NV	49,712	707,810
Straumann Holding AG	747	471,094
Swatch Group AG (The)	4,374	252,796
Swatch Group AG (The) - Bearer Shares	2,245	654,832
Swiss Life Holding AG (b)	2,458	945,944
Swiss Prime Site AG (b)	5,000	403,905
Swiss Re AG	22,839	2,092,319
Swisscom AG	1,853	884,160
Temenos AG (b)	4,384	526,771
UBS Group AG (b)	280,535	3,491,606
Vifor Pharma AG	3,820	413,395
Zurich Insurance Group AG	10,792	3,215,052

		83,956,592

United Arab Emirates—0.0%
NMC Health plc	7,569	264,379

United Kingdom—13.9%
3i Group plc	70,865	695,240
Admiral Group plc	16,009	415,826
Ashtead Group plc	37,846	783,493
Associated British Foods plc	27,546	715,852
AstraZeneca plc	91,643	6,848,187
Auto Trader Group plc	75,401	434,833
Aviva plc	288,445	1,374,644
Babcock International Group plc	22,688	141,397

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
BAE Systems plc	231,979	$1,352,888
Barclays plc	1,244,471	2,385,298
Barratt Developments plc	69,622	410,633
Berkeley Group Holdings plc	10,289	456,012
BP plc	1,449,949	9,141,165
British American Tobacco plc	166,044	5,290,853
British Land Co. plc (The) (REIT)	73,348	498,011
BT Group plc	630,635	1,907,452
Bunzl plc	27,344	822,102
Burberry Group plc	32,742	719,795
Centrica plc	412,821	709,309
CNH Industrial NV	78,026	700,367
Coca-Cola European Partners plc	16,100	738,185
Compass Group plc	116,519	2,444,360
ConvaTec Group plc	91,978	162,336
Croda International plc	9,266	549,967
DCC plc	7,008	532,314
Diageo plc	178,216	6,329,454
Direct Line Insurance Group plc	89,919	363,913
easyJet plc	10,815	151,706
Experian plc	65,580	1,592,653
Fiat Chrysler Automobiles NV (b)	78,476	1,138,354
G4S plc	108,086	270,291
GlaxoSmithKline plc	360,925	6,844,856
GVC Holdings plc	39,400	338,381
Hammerson plc (REIT)	54,049	226,166
Hargreaves Lansdown plc	20,716	487,718
HSBC Holdings plc	1,456,681	11,944,682
Imperial Brands plc	70,611	2,133,600
Informa plc	91,052	729,546
InterContinental Hotels Group plc	12,234	657,904
International Consolidated Airlines Group S.A. - Class DI	49,850	394,715
Intertek Group plc	11,453	696,711
J Sainsbury plc	120,106	404,684
John Wood Group plc	51,100	326,922
Johnson Matthey plc	15,590	555,798
Kingfisher plc (e)	151,460	400,388
Land Securities Group plc (REIT)	54,641	559,691
Legal & General Group plc	421,904	1,237,013
Lloyds Banking Group plc	5,220,354	3,446,776
London Stock Exchange Group plc	22,230	1,146,280
Marks & Spencer Group plc	137,472	432,941
Meggitt plc	55,862	333,916
Melrose Industries plc (e)	351,107	726,482
Merlin Entertainments plc	52,353	211,715
Micro Focus International plc	33,650	587,673
Mondi plc	27,093	560,177
National Grid plc	249,620	2,412,072
Next plc	9,783	497,470
Pearson plc	63,486	756,253
Persimmon plc	22,805	558,271
Prudential plc	186,011	3,320,863
Reckitt Benckiser Group plc	48,931	3,733,733
RELX plc	143,278	2,940,467
Rio Tinto plc	84,969	4,048,218
Rolls-Royce Holdings plc (b)	116,835	1,228,552
Royal Bank of Scotland Group plc	355,393	976,411

United Kingdom—(Continued)
Royal Mail plc	67,965	235,767
RSA Insurance Group plc	74,322	484,550
Sage Group plc (The)	77,930	596,178
Schroders plc	7,697	238,523
Segro plc (REIT)	74,212	556,225
Severn Trent plc	20,415	471,289
Smith & Nephew plc	62,049	1,153,109
Smiths Group plc	31,976	553,190
SSE plc	72,948	1,002,192
St. James’s Place plc	38,927	466,036
Standard Chartered plc	203,987	1,575,516
Standard Life Aberdeen plc	163,097	533,240
Taylor Wimpey plc	240,026	414,850
Tesco plc	690,838	1,672,683
Unilever NV	112,339	6,090,087
Unilever plc	82,237	4,300,715
United Utilities Group plc	57,234	535,529
Vodafone Group plc	1,935,083	3,757,165
Weir Group plc (The)	17,104	281,000
Whitbread plc	14,502	843,530
WM Morrison Supermarkets plc	166,578	451,140
WPP plc	93,040	998,493

		133,144,942

United States—0.5%
Carnival plc	13,029	624,468
QIAGEN NV (b)	15,166	515,961
Shire plc	65,970	3,830,892

		4,971,321

Total Common Stocks (Cost $862,711,809)		902,704,725

Mutual Fund—3.6%

United States—3.6%
iShares MSCI EAFE ETF (e) (f) (Cost $38,839,999)	590,000	34,680,200

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke (BMW) AG	3,581	254,281
FUCHS Petrolub SE	4,900	201,533
Henkel AG & Co. KGaA	12,893	1,404,713
Porsche Automobil Holding SE	11,105	655,939
Sartorius AG	2,589	322,572
Volkswagen AG	13,371	2,122,945

Total Preferred Stocks (Cost $4,249,327)		4,961,983

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2018

Rights—0.0%

Security Description	Shares/ Principal Amount*	Value

Spain—0.0%
Repsol S.A., Expires 12/19/18 (b) (Cost $46,505)	99,138	$45,332

Short-Term Investments—1.6%

Discount Notes—0.5%
Federal Home Loan Bank 2.056%, 01/09/19 (g)	650,000	649,699
2.189%, 01/18/11 (g)	375,000	374,603
2.273%, 01/23/19 (g)	125,000	124,826
2.288%, 01/30/19 (g)	675,000	673,751
2.329%, 02/06/19 (g)	2,650,000	2,643,818

		4,466,697

U.S. Treasury—1.1%
U.S. Treasury Bills 1.998%, 01/08/19 (g)	2,375,000	2,374,098
2.138%, 01/17/19 (g)	575,000	574,444
2.210%, 01/22/19 (g)	2,350,000	2,346,952
2.305%, 01/29/19 (g)	3,500,000	3,493,554
2.332%, 02/21/19 (g)	1,950,000	1,943,491

		10,732,539

Total Short-Term Investments (Cost $15,198,987)		15,199,236

Securities Lending Reinvestments (h)—2.3%

Certificate of Deposit—0.1%
Natixis New York 2.940%, SOFR + 0.480%, 06/12/19 (i)	1,000,000	999,894

Commercial Paper—0.2%
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (i)	1,500,000	1,500,140

Repurchase Agreements—1.9%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $3,500,484; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $3,570,000.	3,500,000	3,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $4,833,068; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $4,928,853.	4,832,209	4,832,209
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $500,071; collateralized by various Common Stock with an aggregate market value of $556,606.	500,000	500,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $3,500,498; collateralized by various Common Stock with an aggregate market value of $3,896,243.	3,500,000	3,500,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $800,114; collateralized by various Common Stock with an aggregate market value of $890,570.	800,000	800,000
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $3,000,492; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $3,060,000.	3,000,000	3,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $700,098; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $766,833.	700,000	700,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,172,543; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,284,312.	1,172,378	1,172,378
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $460,229; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $503,919.	460,000	460,000

		18,464,587

Time Deposit—0.1%
Royal Bank of Canada 2.420%, 01/02/19	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $21,964,587)		21,964,621

Total Investments—102.1% (Cost $943,011,214)		979,556,097
Other assets and liabilities (net)—(2.1)%		(19,965,502)

Net Assets—100.0%		$959,590,595

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.1% of net assets.
(b)	Non-income producing security.
(c)	Illiquid security. As of December 31, 2018, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2018

(e)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $21,344,817 and the collateral received consisted of cash in the amount of $21,964,587. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $2,351,200.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Ten Largest Industries as of December 31, 2018 (Unaudited)	% of Net Assets
Banks	10.2
Pharmaceuticals	7.7
Oil, Gas & Consumable Fuels	5.4
Insurance	5.2
Chemicals	3.2
Automobiles	3.2
Food Products	3.2
Metals & Mining	2.8
Machinery	2.3
Diversified Telecommunication Services	2.3

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
MSCI EAFE Index Mini Futures	03/15/19	140	USD	12,012,000	$(204,691)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$668,420	$65,060,825	$0	$65,729,245
Austria	—	2,108,451	—	2,108,451
Belgium	—	8,645,258	—	8,645,258
Chile	—	266,948	—	266,948
China	336,624	1,287,965	—	1,624,589
Denmark	—	15,991,114	—	15,991,114
Finland	—	11,446,748	—	11,446,748
France	—	97,178,951	—	97,178,951
Germany	—	74,825,032	—	74,825,032
Hong Kong	348,876	32,325,313	—	32,674,189
Ireland	403,920	5,243,289	—	5,647,209
Israel	2,328,576	2,598,844	—	4,927,420
Italy	—	18,619,443	—	18,619,443
Japan	—	220,369,938	—	220,369,938
Luxembourg	—	2,714,784	—	2,714,784
Macau	—	969,762	—	969,762
Mexico	—	162,656	—	162,656
Netherlands	1,853,984	40,304,919	—	42,158,903
New Zealand	—	2,054,289	—	2,054,289
Norway	—	6,690,024	—	6,690,024
Portugal	—	1,444,989	0	1,444,989
Singapore	—	12,169,540	—	12,169,540
South Africa	—	1,987,099	—	1,987,099
Spain	—	27,533,682	—	27,533,682
Sweden	—	22,427,228	—	22,427,228
Switzerland	—	83,956,592	—	83,956,592
United Arab Emirates	—	264,379	—	264,379
United Kingdom	738,185	132,406,757	—	133,144,942
United States	57	4,971,264	—	4,971,321
Total Common Stocks	6,678,642	896,026,083	0	902,704,725
Total Mutual Fund*	34,680,200	—	—	34,680,200
Total Preferred Stocks*	—	4,961,983	—	4,961,983
Total Rights*	45,332	—	—	45,332
Total Short-Term Investments*	—	15,199,236	—	15,199,236
Total Securities Lending Reinvestments*	—	21,964,621	—	21,964,621
Total Investments	$41,404,174	$938,151,923	$0	$979,556,097

Collateral for Securities Loaned (Liability)	$—	$(21,964,587)	$—	$(21,964,587)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(204,691)	$—	$—	$(204,691)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$979,556,097
Cash	1,659,684
Cash denominated in foreign currencies (c)	57,196
Receivable for:
Investments sold	550,751
Fund shares sold	2,202,544
Dividends	3,402,510
Variation margin on futures contracts	5,611
Prepaid expenses	2,889

Total Assets	987,437,282
Liabilities
Collateral for securities loaned	21,964,587
Payables for:
Investments purchased	2,998,795
Fund shares redeemed	337,969
Accrued Expenses:
Management fees	245,302
Distribution and service fees	101,509
Deferred trustees’ fees	112,668
Other expenses	2,085,857

Total Liabilities	27,846,687

Net Assets	$959,590,595

Net Assets Consist of:
Paid in surplus	$902,128,703
Distributable earnings (Accumulated losses)	57,461,892

Net Assets	$959,590,595

Net Assets
Class A	$497,545,694
Class B	336,313,465
Class E	25,233,482
Class G	100,497,954
Capital Shares Outstanding*
Class A	40,913,147
Class B	28,241,888
Class E	2,086,386
Class G	8,495,824
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.16
Class B	11.91
Class E	12.09
Class G	11.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $943,011,214.
(b)	Includes securities loaned at value of $21,344,817.
(c)	Identified cost of cash denominated in foreign currencies was $57,014.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$33,259,482
Interest	247,999
Securities lending income	345,534

Total investment income	33,853,015
Expenses
Management fees	3,265,624
Administration fees	42,456
Custodian and accounting fees	312,123
Distribution and service fees—Class B	974,409
Distribution and service fees—Class E	43,724
Distribution and service fees—Class G	335,994
Audit and tax services	46,743
Legal	45,317
Trustees’ fees and expenses	33,733
Shareholder reporting	163,664
Insurance	7,102
Miscellaneous	264,521

Total expenses	5,535,410
Less management fee waiver	(33,993)

Net expenses	5,501,417

Net Investment Income	28,351,598

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	12,333,553
Futures contracts	(1,896,353)
Foreign currency transactions	(300,284)

Net realized gain	10,136,916

Net change in unrealized depreciation on:
Investments	(193,417,298)
Futures contracts	(327,149)
Foreign currency transactions	(75,102)

Net change in unrealized depreciation	(193,819,549)

Net realized and unrealized loss	(183,682,633)

Net Decrease in Net Assets From Operations	$(155,331,035)

(a)	Net of foreign withholding taxes of $2,971,242.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,351,598	$27,181,125
Net realized gain	10,136,916	26,700,205
Net change in unrealized appreciation (depreciation)	(193,819,549)	187,439,791

Increase (decrease) in net assets from operations	(155,331,035)	241,321,121

From Distributions to Shareholders (a)
Class A	(16,673,785)	(14,750,511)
Class B	(10,835,559)	(10,394,985)
Class E	(823,070)	(789,604)
Class G	(3,102,863)	(2,690,889)

Total distributions	(31,435,277)	(28,625,989)

Increase (decrease) in net assets from capital share transactions	2,610,269	(86,644,632)

Total increase (decrease) in net assets	(184,156,043)	126,050,500

Net Assets
Beginning of period	1,143,746,638	1,017,696,138

End of period	$959,590,595	$1,143,746,638 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	3,939,329	$54,805,801	2,238,430	$29,784,034
Reinvestments	1,178,359	16,673,785	1,113,246	14,750,511
Redemptions	(3,946,676)	(55,809,870)	(5,285,048)	(70,703,508)

Net increase (decrease)	1,171,012	$15,669,716	(1,933,372)	$(26,168,963)

Class B
Sales	1,290,742	$17,223,346	594,686	$7,680,284
Reinvestments	780,660	10,835,559	799,615	10,394,985
Redemptions	(3,158,638)	(43,643,536)	(5,370,398)	(70,878,217)

Net decrease	(1,087,236)	$(15,584,631)	(3,976,097)	$(52,802,948)

Class E
Sales	143,756	$1,979,666	43,936	$577,766
Reinvestments	58,415	823,070	59,864	789,604
Redemptions	(278,661)	(3,924,036)	(427,733)	(5,710,770)

Net decrease	(76,490)	$(1,121,300)	(323,933)	$(4,343,400)

Class G
Sales	1,208,495	$16,281,035	998,246	$12,971,391
Reinvestments	225,008	3,102,863	208,273	2,690,889
Redemptions	(1,145,821)	(15,737,414)	(1,456,545)	(18,991,601)

Net increase (decrease)	287,682	$3,646,484	(250,026)	$(3,329,321)

Increase (decrease) derived from capital shares transactions		$2,610,269		$(86,644,632)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $20,649,206 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.55	$11.97	$12.14	$12.67	$13.83

Income (Loss) from Investment Operations
Net investment income (a)	0.38	0.35	0.34 (b)	0.34	0.45
Net realized and unrealized gain (loss)	(2.34)	2.60	(0.20)	(0.45)	(1.26)

Total income (loss) from investment operations	(1.96)	2.95	0.14	(0.11)	(0.81)

Less Distributions
Distributions from net investment income	(0.43)	(0.37)	(0.31)	(0.42)	(0.35)

Total distributions	(0.43)	(0.37)	(0.31)	(0.42)	(0.35)

Net Asset Value, End of Period	$12.16	$14.55	$11.97	$12.14	$12.67

Total Return (%) (c)	(13.91)	24.90	1.34	(1.09)	(6.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.37	0.38	0.40	0.40
Net ratio of expenses to average net assets (%) (d)	0.38	0.37	0.38	0.40	0.40
Ratio of net investment income to average net assets (%)	2.72	2.59	2.93 (b)	2.59	3.34
Portfolio turnover rate (%)	9	12	12	9	9
Net assets, end of period (in millions)	$497.5	$578.2	$498.7	$464.9	$430.0

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.25	$11.73	$11.91	$12.43	$13.58

Income (Loss) from Investment Operations
Net investment income (a)	0.34	0.31	0.31 (b)	0.30	0.42
Net realized and unrealized gain (loss)	(2.29)	2.54	(0.21)	(0.43)	(1.25)

Total income (loss) from investment operations	(1.95)	2.85	0.10	(0.13)	(0.83)

Less Distributions
Distributions from net investment income	(0.39)	(0.33)	(0.28)	(0.39)	(0.32)

Total distributions	(0.39)	(0.33)	(0.28)	(0.39)	(0.32)

Net Asset Value, End of Period	$11.91	$14.25	$11.73	$11.91	$12.43

Total Return (%) (c)	(14.08)	24.60	1.00	(1.28)	(6.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.62	0.63	0.65	0.65
Net ratio of expenses to average net assets (%) (d)	0.63	0.62	0.63	0.65	0.65
Ratio of net investment income to average net assets (%)	2.49	2.36	2.69 (b)	2.37	3.14
Portfolio turnover rate (%)	9	12	12	9	9
Net assets, end of period (in millions)	$336.3	$418.0	$390.7	$394.0	$405.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data

	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.47	$11.90	$12.08	$12.60	$13.75

Income (Loss) from Investment Operations
Net investment income (a)	0.36	0.33	0.33 (b)	0.32	0.44
Net realized and unrealized gain (loss)	(2.34)	2.59	(0.22)	(0.44)	(1.26)

Total income (loss) from investment operations	(1.98)	2.92	0.11	(0.12)	(0.82)

Less Distributions
Distributions from net investment income	(0.40)	(0.35)	(0.29)	(0.40)	(0.33)

Total distributions	(0.40)	(0.35)	(0.29)	(0.40)	(0.33)

Net Asset Value, End of Period	$12.09	$14.47	$11.90	$12.08	$12.60

Total Return (%) (c)	(14.06)	24.78	1.08	(1.18)	(6.11)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.52	0.53	0.55	0.55
Net ratio of expenses to average net assets (%) (d)	0.53	0.52	0.53	0.55	0.55
Ratio of net investment income to average net assets (%)	2.58	2.46	2.80 (b)	2.48	3.26
Portfolio turnover rate (%)	9	12	12	9	9
Net assets, end of period (in millions)	$25.2	$31.3	$29.6	$31.3	$34.3

	Class G
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.16	$11.66	$11.84	$12.36	$13.51

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.30	0.30 (b)	0.29	0.41
Net realized and unrealized gain (loss)	(2.27)	2.53	(0.20)	(0.42)	(1.25)

Total income (loss) from investment operations	(1.94)	2.83	0.10	(0.13)	(0.84)

Less Distributions
Distributions from net investment income	(0.39)	(0.33)	(0.28)	(0.39)	(0.31)

Total distributions	(0.39)	(0.33)	(0.28)	(0.39)	(0.31)

Net Asset Value, End of Period	$11.83	$14.16	$11.66	$11.84	$12.36

Total Return (%) (c)	(14.12)	24.54	0.97	(1.31)	(6.33)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.67	0.68	0.70	0.70
Net ratio of expenses to average net assets (%) (d)	0.68	0.67	0.68	0.70	0.70
Ratio of net investment income to average net assets (%)	2.42	2.29	2.63 (b)	2.32	3.10
Portfolio turnover rate (%)	9	12	12	9	9
Net assets, end of period (in millions)	$100.5	$116.3	$98.6	$93.1	$90.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTII-20

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,464,587. The value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(3,766,355)	$—	$—	$—	$(3,766,355)
Mutual Funds	(18,198,232)	—	—	—	(18,198,232)
Total	$(21,964,587)	$—	$—	$—	$(21,964,587)
Total Borrowings	$(21,964,587)	$—	$—	$—	$(21,964,587)
Gross amount of recognized liabilities for securities lending transactions					$(21,964,587)

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$204,691

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(1,896,353)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(327,149)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$7,008

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTII-23

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$97,610,672	$0	$101,271,971

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2018 were $3,265,624.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2018 were $467,153.

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class E and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.15% of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$955,553,805

Gross unrealized appreciation	188,307,703
Gross unrealized depreciation	(164,297,083)

Net unrealized appreciation (depreciation)	$24,010,620

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$31,435,277	$28,625,989	$—	$—	$31,435,277	$28,625,989

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$26,231,044	$7,352,775	$23,990,742	$—	$57,574,561

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

During the year ended December 31, 2018, the Portfolio utilized capital loss carryforwards of $3,109,329.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-26

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife MSCI EAFE Index Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife MSCI EAFE Index Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife MSCI EAFE Index Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTII-28

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTII-29

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-30

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-31

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-32

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

MetLife MSCI EAFE Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board took into account that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-, three- and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median, and above the Expense Universe median and Sub-advised Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, below the Expense Universe median, and above the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, E, and G shares of the MetLife Russell 2000 Index Portfolio returned -10.97%, -11.18%, -11.08%, and -11.20%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned -11.01%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets ended the period down with outperformance in the middle of the year bracketed by underperformance during the first and fourth quarters. The main concerns during the year were slowing global growth, political unrest in Europe, a more hawkish Federal Reserve (the “Fed”), and continued fears about a global trade war. Equity markets were impacted as the 10-year Treasury yield reached its highest level since 2014, which was driven by a more hawkish Fed and higher than expected wage growth. Equity markets also feared the impact of President Trump’s plan to impose tariffs on steel and aluminum imports and Fed Chair Powell’s Congressional testimony during the first quarter where he hinted at the possibility of four rate hikes during the year. Other issues equity investors were concerned about included unrest in the Middle East, political uncertainty in Italy, and the U.S. withdrawal from the Iran nuclear deal. In the middle of the year, equity markets rallied as trade negotiations eased concerns of a global trade war and leaders of North and South Korea met for the first time since 2007. Equity markets also reacted favorably after Fed Chair Powell made dovish comments in the third quarter during the Jackson Hole symposium and progress was made with trade negotiations with the European Union and the North American Free Trade Agreement. Equity markets underperformed again towards the end of the year on concerns about a weakening global economy, the partial U.S. government shut-down, and continued uncertainty surrounding Brexit.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and raised the target for the Federal Funds Rate four times from a range of 1.25%—1.50% to a range of 2.25%—2.50%. The FOMC stated that the labor market had continued to strengthen, and that economic activity had been rising at a strong rate. The FOMC also stated that job gains had been strong, and the unemployment rate had remained low.

Only one of the eleven sectors comprising the Russell 2000 Index experienced a positive return for the year. Utilities (4.5% beginning weight in the benchmark), up 1.5%, was the best-performing sector. Energy (3.8% beginning weight), down 36.8%; Materials & Processing (7.5% beginning weight), down 27.1%; and Producer Durables (14.1% beginning weight), down 14.6%, were the worst-performing sectors.

The stocks with the largest positive impact on the Portfolio return for the year were Sarepta Therapeutics (sold on 6/22/2018), up 152.2%; Etsy (held throughout the entire year), up 132.6%; and Grubhub (sold on 6/22/2018), up 49.0%. The stocks with the largest negative impact were Clovis Oncology, down 73.6%; McDermott International, down 66.9%; and Dana, Inc., down 56.6% (all three were held throughout the entire year).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending activity, Net Asset Value rounding, contributions, and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Russell 2000 Index Portfolio
Class A	-10.97	4.48	11.90	—
Class B	-11.18	4.23	11.62	—
Class E	-11.08	4.34	11.74	—
Class G	-11.20	4.18	—	12.62
Russell 2000 Index	-11.01	4.41	11.97	—

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	3.0
Integrated Device Technology, Inc.	0.3
Etsy, Inc.	0.3
Five Below, Inc.	0.3
Haemonetics Corp.	0.3
Ciena Corp.	0.3
Planet Fitness, Inc.- Class A	0.3
HubSpot, Inc.	0.3
IDACORP, Inc.	0.3
LivaNova plc	0.2

Top Sectors

% of Net Assets
Financials	20.4
Health Care	15.0
Industrials	14.4
Information Technology	14.1
Consumer Discretionary	11.6
Real Estate	7.1
Utilities	3.7
Materials	3.6
Energy	3.3
Communication Services	3.2

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.30%	$1,000.00	$827.50	$1.38
	Hypothetical*	0.30%	$1,000.00	$1,023.69	$1.53

Class B (a)	Actual	0.55%	$1,000.00	$826.40	$2.53
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class E (a)	Actual	0.45%	$1,000.00	$827.30	$2.07
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class G (a)	Actual	0.60%	$1,000.00	$826.20	$2.76
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—96.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
AAR Corp.	13,862	$517,607
Aerojet Rocketdyne Holdings, Inc. (a) (b)	31,677	1,115,981
Aerovironment, Inc. (a) (b)	8,967	609,308
Astronics Corp. (a)	10,382	316,132
Axon Enterprise, Inc. (a)	25,220	1,103,375
Cubic Corp.	10,857	583,455
Ducommun, Inc. (a)	5,959	216,431
Engility Holdings, Inc. (a)	8,737	248,655
Esterline Technologies Corp. (a)	11,408	1,385,501
KEYW Holding Corp. (The) (a) (b)	23,342	156,158
Kratos Defense & Security Solutions, Inc. (a)	39,769	560,345
Maxar Technologies, Ltd.	25,232	301,775
Mercury Systems, Inc. (a)	19,716	932,370
Moog, Inc. - Class A	14,345	1,111,451
National Presto Industries, Inc.	2,572	300,718
Triumph Group, Inc. (b)	24,082	276,943
Vectrus, Inc. (a)	5,647	121,862
Wesco Aircraft Holdings, Inc. (a)	26,069	205,945

		10,064,012

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	27,538	628,142
Atlas Air Worldwide Holdings, Inc. (a)	10,224	431,351
Echo Global Logistics, Inc. (a)	13,053	265,367
Forward Air Corp.	12,974	711,624
HUB Group, Inc. - Class A (a)	15,117	560,387

		2,596,871

Airlines—0.5%
Allegiant Travel Co.	5,919	593,202
Hawaiian Holdings, Inc. (b)	22,400	591,584
SkyWest, Inc.	22,461	998,841
Spirit Airlines, Inc. (a)	29,877	1,730,476

		3,914,103

Auto Components—1.0%
American Axle & Manufacturing Holdings, Inc. (a)	51,196	568,276
Cooper Tire & Rubber Co. (b)	22,320	721,606
Cooper-Standard Holdings, Inc. (a)	7,342	456,085
Dana, Inc.	65,547	893,406
Dorman Products, Inc. (a) (b)	11,341	1,020,917
Fox Factory Holding Corp. (a)	15,112	889,643
Gentherm, Inc. (a)	15,174	606,657
LCI Industries	10,785	720,438
Modine Manufacturing Co. (a)	23,187	250,651
Motorcar Parts of America, Inc. (a) (b)	8,000	133,120
Standard Motor Products, Inc.	9,638	466,768
Stoneridge, Inc. (a)	13,705	337,828
Tenneco, Inc. - Class A	22,605	619,151
Tower International, Inc.	10,455	248,829

		7,933,375

Automobiles—0.0%
Winnebago Industries, Inc.	14,967	362,351

Security Description	Shares	Value

Banks—9.2%
1st Source Corp.	7,645	$308,399
Access National Corp.	7,093	151,294
ACNB Corp.	3,451	135,452
Allegiance Bancshares, Inc. (a)	5,825	188,555
Amalgamated Bank	6,010	117,195
American National Bankshares, Inc.	4,311	126,355
Ameris Bancorp	18,334	580,638
Ames National Corp.	4,321	109,840
Arrow Financial Corp.	6,358	203,583
Atlantic Capital Bancshares, Inc. (a)	10,440	170,903
Banc of California, Inc.	18,620	247,832
BancFirst Corp.	8,433	420,807
Bancorp, Inc. (The) (a)	25,747	204,946
BancorpSouth Bank	40,565	1,060,369
Bank of Marin Bancorp	6,398	263,854
Bank of NT Butterfield & Son, Ltd. (The)	23,242	728,637
Banner Corp.	14,787	790,809
Bar Harbor Bankshares	7,342	164,681
Baycom Corp. (a)	5,323	122,908
Berkshire Hills Bancorp, Inc.	18,786	506,658
Blue Hills Bancorp, Inc.	9,156	195,389
Boston Private Financial Holdings, Inc.	40,232	425,252
Bridge Bancorp, Inc.	8,870	226,096
Brookline Bancorp, Inc.	36,642	506,392
Bryn Mawr Bank Corp.	9,382	322,741
Business First Bancshares, Inc.	5,338	129,340
Byline Bancorp, Inc. (a)	8,170	136,112
Cadence BanCorp	32,156	539,578
Cambridge Bancorp	1,469	122,294
Camden National Corp.	7,839	281,969
Capital City Bank Group, Inc.	5,769	133,899
Carolina Financial Corp.	8,963	265,215
Cathay General Bancorp (b)	34,405	1,153,600
CBTX, Inc.	8,948	263,071
CenterState Bank Corp.	38,953	819,571
Central Pacific Financial Corp.	11,636	283,337
Central Valley Community Bancorp	5,828	109,974
Century Bancorp, Inc. - Class A	1,458	98,750
Chemical Financial Corp.	30,603	1,120,376
Citizens & Northern Corp.	6,716	177,504
City Holding Co. (b)	7,242	489,487
Civista Bancshares, Inc.	6,893	120,076
CNB Financial Corp.	6,782	155,647
Codorus Valley Bancorp, Inc.	4,739	100,704
Columbia Banking System, Inc.	32,810	1,190,675
Community Bank System, Inc. (b)	22,304	1,300,323
Community Trust Bancorp, Inc.	7,150	283,212
ConnectOne Bancorp, Inc.	13,860	255,994
Customers Bancorp, Inc. (a)	13,560	246,792
CVB Financial Corp.	49,490	1,001,183
Eagle Bancorp, Inc. (a)	13,255	645,651
Enterprise Bancorp, Inc.	4,064	130,698
Enterprise Financial Services Corp.	10,782	405,727
Equity Bancshares, Inc. - Class A (a)	5,404	190,491
Farmers & Merchants Bancorp, Inc.	4,006	154,191
Farmers National Banc Corp.	13,414	170,894
FB Financial Corp.	6,411	224,513

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Fidelity Southern Corp.	10,827	$281,719
Financial Institutions, Inc.	6,461	166,048
First BanCorp	94,227	810,352
First Bancorp	12,826	418,897
First Bancorp, Inc.	5,308	139,600
First Bancshares, Inc. (The)	6,100	184,525
First Busey Corp.	20,300	498,162
First Choice Bancorp	4,579	103,485
First Commonwealth Financial Corp.	45,936	554,907
First Community Bancshares, Inc.	8,470	266,636
First Financial Bancorp	41,209	977,477
First Financial Bankshares, Inc.	27,909	1,610,070
First Financial Corp.	5,203	208,900
First Foundation, Inc. (a) (b)	17,720	227,879
First Interstate BancSystem, Inc. - Class A	15,279	558,600
First Merchants Corp.	22,695	777,758
First Mid-Illinois Bancshares, Inc.	5,809	185,423
First Midwest Bancorp, Inc.	46,471	920,591
First of Long Island Corp. (The)	9,924	197,984
Flushing Financial Corp.	13,422	288,976
Franklin Financial Network, Inc. (a) (b)	4,922	129,793
Fulton Financial Corp.	76,291	1,180,985
German American Bancorp, Inc.	10,138	281,532
Glacier Bancorp, Inc. (b)	36,365	1,440,781
Great Southern Bancorp, Inc.	4,991	229,736
Great Western Bancorp, Inc.	26,273	821,031
Green Bancorp, Inc.	11,285	193,425
Guaranty Bancorp	11,425	237,069
Guaranty Bancshares, Inc.	3,924	117,014
Hancock Whitney Corp.	36,710	1,272,002
Hanmi Financial Corp.	15,681	308,916
HarborOne Bancorp, Inc. (a)	7,489	119,000
Heartland Financial USA, Inc.	13,588	597,193
Heritage Commerce Corp.	17,854	202,464
Heritage Financial Corp.	15,777	468,892
Hilltop Holdings, Inc.	34,409	613,512
Home BancShares, Inc.	68,087	1,112,542
HomeTrust Bancshares, Inc.	8,531	223,342
Hope Bancorp, Inc.	53,525	634,807
Horizon Bancorp	17,556	277,034
Iberiabank Corp.	24,314	1,562,904
Independent Bank Corp.	11,863	249,360
Independent Bank Corp./Rockland Trust	11,523	810,182
Independent Bank Group, Inc.	9,806	448,821
International Bancshares Corp.	23,225	798,940
Investar Holding Corp.	4,526	112,245
Investors Bancorp, Inc.	105,579	1,098,022
Lakeland Bancorp, Inc.	19,901	294,734
Lakeland Financial Corp.	11,384	457,181
LegacyTexas Financial Group, Inc. (b)	21,060	675,815
Live Oak Bancshares, Inc. (b)	10,534	156,009
Macatawa Bank Corp.	14,416	138,682
MB Financial, Inc.	35,622	1,411,700
Mercantile Bank Corp.	8,647	244,364
Metropolitan Bank Holding Corp. (a)	3,277	101,095
Midland States Bancorp, Inc.	10,034	224,160
MidWestOne Financial Group, Inc.	5,585	138,676

Security Description	Shares	Value

Banks—(Continued)
National Bank Holdings Corp. - Class A	12,889	$397,883
National Bankshares, Inc.	3,487	127,031
National Commerce Corp. (a)	7,109	255,924
NBT Bancorp, Inc. (b)	17,543	606,812
Nicolet Bankshares, Inc. (a) (b)	4,410	215,208
Northrim BanCorp, Inc.	3,529	115,998
OFG Bancorp	19,884	327,291
Old Line Bancshares, Inc.	7,597	199,953
Old National Bancorp	63,652	980,241
Old Second Bancorp, Inc.	14,296	185,848
Opus Bank	8,631	169,081
Origin Bancorp, Inc.	6,937	236,413
Pacific Premier Bancorp, Inc. (a)	21,020	536,430
Park National Corp.	5,741	487,698
Peapack Gladstone Financial Corp.	8,311	209,271
People’s Utah Bancorp	7,011	211,382
Peoples Bancorp, Inc.	8,443	254,134
Peoples Financial Services Corp.	3,673	161,832
Preferred Bank	6,573	284,940
QCR Holdings, Inc.	5,811	186,475
RBB Bancorp	6,720	118,070
Reliant Bancorp, Inc. (b)	5,179	119,324
Renasant Corp.	22,158	668,728
Republic Bancorp, Inc. - Class A	5,421	209,901
Republic First Bancorp, Inc. (a)	22,031	131,525
S&T Bancorp, Inc. (b)	15,660	592,574
Sandy Spring Bancorp, Inc.	16,080	503,947
Seacoast Banking Corp. of Florida (a) (b)	21,315	554,616
ServisFirst Bancshares, Inc. (b)	20,928	666,975
Sierra Bancorp	5,841	140,359
Simmons First National Corp. - Class A	41,478	1,000,864
SmartFinancial, Inc. (a)	5,821	106,350
South State Corp.	15,302	917,355
Southern First Bancshares, Inc. (a)	3,419	109,647
Southern National Bancorp of Virginia, Inc.	10,799	142,763
Southside Bancshares, Inc.	15,530	493,078
State Bank Financial Corp.	16,379	353,623
Stock Yards Bancorp, Inc.	10,633	348,762
Summit Financial Group, Inc.	5,705	110,164
Tompkins Financial Corp.	6,912	518,469
Towne Bank	30,317	726,092
TriCo Bancshares	11,734	396,492
TriState Capital Holdings, Inc. (a)	11,422	222,272
Triumph Bancorp, Inc. (a)	11,267	334,630
Trustmark Corp. (b)	28,210	802,010
UMB Financial Corp.	19,210	1,171,234
Union Bankshares Corp. (b)	30,030	847,747
United Bankshares, Inc. (b)	43,338	1,348,245
United Community Banks, Inc.	34,521	740,821
Univest Corp. of Pennsylvania	12,133	261,709
Valley National Bancorp	137,865	1,224,241
Veritex Holdings, Inc. (a) (b)	11,061	236,484
Washington Trust Bancorp, Inc.	5,960	283,279
WesBanco, Inc.	23,770	872,121
West Bancorp, Inc.	8,036	153,407
Westamerica Bancorp (b)	11,738	653,572

		73,973,677

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—0.3%
Boston Beer Co., Inc. (The) - Class A (a)	3,688	$888,218
Coca-Cola Bottling Co. Consolidated	1,932	342,698
MGP Ingredients, Inc. (b)	6,119	349,089
National Beverage Corp. (b)	4,782	343,204
Primo Water Corp. (a) (b)	15,449	216,441

		2,139,650

Biotechnology—5.9%
Abeona Therapeutics, Inc. (a)	12,572	89,764
ACADIA Pharmaceuticals, Inc. (a) (b)	45,819	740,893
Acceleron Pharma, Inc. (a) (b)	17,406	758,031
Acorda Therapeutics, Inc. (a) (b)	20,455	318,689
Agenus, Inc. (a)	46,040	109,575
Aimmune Therapeutics, Inc. (a) (b)	20,346	486,676
Akebia Therapeutics, Inc. (a) (b)	40,608	224,562
Albireo Pharma, Inc. (a)	4,713	115,610
Alder Biopharmaceuticals, Inc. (a) (b)	25,046	256,722
Allakos, Inc. (a) (b)	4,042	211,275
Allogene Therapeutics, Inc. (a) (b)	12,636	340,287
AMAG Pharmaceuticals, Inc. (a)	16,034	243,556
Amicus Therapeutics, Inc. (a) (b)	85,724	821,236
AnaptysBio, Inc. (a)	9,482	604,857
Apellis Pharmaceuticals, Inc. (a)	17,298	228,161
Aptinyx, Inc. (a)	9,990	165,235
Arcus Biosciences, Inc. (a)	15,645	168,497
Arena Pharmaceuticals, Inc. (a)	22,490	875,986
Arqule, Inc. (a)	43,816	121,370
Array BioPharma, Inc. (a) (b)	91,194	1,299,514
Arrowhead Pharmaceuticals, Inc. (a) (b)	40,960	508,723
Atara Biotherapeutics, Inc. (a)	18,837	654,397
Athenex, Inc. (a) (b)	20,171	255,970
Audentes Therapeutics, Inc. (a)	17,143	365,489
Avid Bioservices, Inc. (a)	26,181	107,342
BioCryst Pharmaceuticals, Inc. (a) (b)	50,588	408,245
Biohaven Pharmaceutical Holding Co., Ltd. (a)	12,167	449,936
BioSpecifics Technologies Corp. (a)	3,035	183,921
Blueprint Medicines Corp. (a) (b)	17,806	959,921
Cara Therapeutics, Inc. (a)	15,682	203,866
CareDx, Inc. (a)	16,080	404,251
CASI Pharmaceuticals, Inc. (a) (b)	26,316	105,790
Catalyst Pharmaceuticals, Inc. (a)	49,243	94,547
Cellular Biomedicine Group, Inc. (a)	6,244	110,269
ChemoCentryx, Inc. (a)	12,392	135,197
Clovis Oncology, Inc. (a) (b)	21,967	394,527
Coherus Biosciences, Inc. (a)	22,472	203,372
Concert Pharmaceuticals, Inc. (a)	8,973	112,611
Corbus Pharmaceuticals Holdings, Inc. (a) (b)	23,089	134,840
Cytokinetics, Inc. (a)	18,716	118,285
CytomX Therapeutics, Inc. (a)	18,290	276,179
Denali Therapeutics, Inc. (a) (b)	20,915	432,104
Dicerna Pharmaceuticals, Inc. (a)	21,711	232,091
Dynavax Technologies Corp. (a) (b)	28,690	262,514
Eagle Pharmaceuticals, Inc. (a) (b)	4,988	200,967
Editas Medicine, Inc. (a)	21,164	481,481
Emergent BioSolutions, Inc. (a)	20,011	1,186,252
Enanta Pharmaceuticals, Inc. (a) (b)	7,598	538,166

Security Description	Shares	Value

Biotechnology—(Continued)
Epizyme, Inc. (a)	25,075	$154,462
Esperion Therapeutics, Inc. (a) (b)	10,901	501,446
Fate Therapeutics, Inc. (a) (b)	27,883	357,739
FibroGen, Inc. (a)	33,355	1,543,669
Five Prime Therapeutics, Inc. (a) (b)	19,957	185,600
Flexion Therapeutics, Inc. (a) (b)	15,518	175,664
G1 Therapeutics, Inc. (a)	9,655	184,893
Genomic Health, Inc. (a)	8,834	568,998
Global Blood Therapeutics, Inc. (a) (b)	23,097	948,132
GlycoMimetics, Inc. (a)	16,635	157,533
Halozyme Therapeutics, Inc. (a)	55,733	815,374
Heron Therapeutics, Inc. (a) (b)	29,366	761,754
Homology Medicines, Inc. (a)	8,430	188,495
ImmunoGen, Inc. (a)	59,746	286,781
Immunomedics, Inc. (a) (b)	65,050	928,264
Inovio Pharmaceuticals, Inc. (a)	36,297	145,188
Insmed, Inc. (a) (b)	33,233	436,017
Intellia Therapeutics, Inc. (a) (b)	15,741	214,865
Intercept Pharmaceuticals, Inc. (a)	9,678	975,446
Intrexon Corp. (a) (b)	32,766	214,290
Invitae Corp. (a)	31,538	348,810
Iovance Biotherapeutics, Inc. (a)	48,312	427,561
Ironwood Pharmaceuticals, Inc. (a)	63,682	659,746
Kadmon Holdings, Inc. (a) (b)	50,200	104,416
Karyopharm Therapeutics, Inc. (a) (b)	23,047	215,950
Kindred Biosciences, Inc. (a)	13,711	150,135
Kura Oncology, Inc. (a)	13,652	191,674
La Jolla Pharmaceutical Co. (a) (b)	12,259	115,602
Lexicon Pharmaceuticals, Inc. (a) (b)	23,843	158,318
Ligand Pharmaceuticals, Inc. (a) (b)	9,331	1,266,217
Loxo Oncology, Inc. (a)	12,113	1,696,668
MacroGenics, Inc. (a)	18,661	236,995
Madrigal Pharmaceuticals, Inc. (a) (b)	3,123	352,025
MediciNova, Inc. (a) (b)	18,638	152,272
Minerva Neurosciences, Inc. (a)	16,304	109,889
Mirati Therapeutics, Inc. (a)	8,594	364,557
Momenta Pharmaceuticals, Inc. (a)	35,673	393,830
Myriad Genetics, Inc. (a) (b)	29,763	865,210
Natera, Inc. (a)	13,813	192,829
Novavax, Inc. (a) (b)	181,370	333,721
Opko Health, Inc. (a) (b)	146,687	441,528
PDL BioPharma, Inc. (a)	76,001	220,403
Portola Pharmaceuticals, Inc. (a) (b)	29,932	584,273
Progenics Pharmaceuticals, Inc. (a)	32,263	135,505
Prothena Corp. plc (a)	18,324	188,737
PTC Therapeutics, Inc. (a) (b)	21,050	722,436
Puma Biotechnology, Inc. (a) (b)	13,791	280,647
Ra Pharmaceuticals, Inc. (a)	7,515	136,773
Radius Health, Inc. (a)	17,562	289,597
REGENXBIO, Inc. (a)	14,093	591,201
Repligen Corp. (a) (b)	17,598	928,119
Retrophin, Inc. (a)	18,842	426,394
Rhythm Pharmaceuticals, Inc. (a) (b)	6,192	166,441
Rigel Pharmaceuticals, Inc. (a)	68,148	156,740
Rocket Pharmaceuticals, Inc. (a) (b)	10,482	155,343
Rubius Therapeutics, Inc. (a) (b)	10,781	173,358
Sangamo Therapeutics, Inc. (a) (b)	47,157	541,362

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Solid Biosciences, Inc. (a)	5,744	$153,939
Sorrento Therapeutics, Inc. (a) (b)	42,779	102,670
Spark Therapeutics, Inc. (a) (b)	14,454	565,730
Spectrum Pharmaceuticals, Inc. (a)	45,835	401,056
Stemline Therapeutics, Inc. (a)	11,947	113,497
TG Therapeutics, Inc. (a) (b)	28,284	115,964
Tyme Technologies, Inc. (a) (b)	51,546	190,205
Ultragenyx Pharmaceutical, Inc. (a)	20,227	879,470
UNITY Biotechnology, Inc. (a) (b)	12,061	196,112
Vanda Pharmaceuticals, Inc. (a)	24,336	635,900
Veracyte, Inc. (a)	14,557	183,127
Verastem, Inc. (a) (b)	26,692	89,685
Vericel Corp. (a)	18,632	324,197
Viking Therapeutics, Inc. (a) (b)	28,602	218,805
Voyager Therapeutics, Inc. (a)	10,649	100,101
Xencor, Inc. (a)	21,420	774,547
ZIOPHARM Oncology, Inc. (a) (b)	64,378	120,387

		47,087,033

Building Products—1.2%
AAON, Inc. (b)	19,095	669,471
Advanced Drainage Systems, Inc.	16,264	394,402
American Woodmark Corp. (a)	6,699	373,000
Apogee Enterprises, Inc.	11,475	342,529
Armstrong Flooring, Inc. (a)	11,681	138,303
Builders FirstSource, Inc. (a)	50,475	550,682
Caesarstone, Ltd.	11,687	158,709
Continental Building Products, Inc. (a)	17,313	440,616
CSW Industrials, Inc. (a)	7,377	356,678
Gibraltar Industries, Inc. (a) (b)	14,856	528,725
Griffon Corp.	14,438	150,877
Insteel Industries, Inc.	9,004	218,617
JELD-WEN Holding, Inc. (a) (b)	31,537	448,141
Masonite International Corp. (a)	12,167	545,447
NCI Building Systems, Inc. (a)	19,586	141,999
Patrick Industries, Inc. (a)	10,680	316,235
PGT Innovations, Inc. (a)	22,494	356,530
Quanex Building Products Corp.	17,697	240,502
Simpson Manufacturing Co., Inc. (b)	17,526	948,682
Trex Co., Inc. (a)	25,565	1,517,538
Universal Forest Products, Inc.	25,733	668,029

		9,505,712

Capital Markets—1.2%
Arlington Asset Investment Corp. - Class A (b)	10,056	72,805
Artisan Partners Asset Management, Inc. - Class A	21,101	466,543
B. Riley Financial, Inc. (b)	10,620	150,804
Blucora, Inc. (a)	20,338	541,804
BrightSphere Investment Group plc	35,717	381,458
Cohen & Steers, Inc. (b)	9,693	332,664
Cowen Group, Inc. (a) (b)	13,196	176,035
Diamond Hill Investment Group, Inc.	1,546	231,050
Donnelley Financial Solutions, Inc. (a)	16,100	225,883
Federated Investors, Inc. - Class B (b)	41,142	1,092,320
Focus Financial Partners, Inc. - Class A (a)	7,357	193,710
Greenhill & Co., Inc.	10,011	244,268

Capital Markets—(Continued)
Hamilton Lane, Inc. - Class A	7,658	283,346
Houlihan Lokey, Inc.	15,059	554,171
International FCStone, Inc. (a)	7,668	280,495
Investment Technology Group, Inc.	14,591	441,232
Ladenburg Thalmann Financial Services, Inc.	50,140	116,826
Moelis & Co. - Class A	20,136	692,276
Oppenheimer Holdings, Inc. - Class A	4,998	127,699
Piper Jaffray Cos.	7,063	465,028
PJT Partners, Inc. - Class A	9,330	361,631
Stifel Financial Corp.	29,695	1,229,967
Virtus Investment Partners, Inc.	3,239	257,274
Waddell & Reed Financial, Inc. - Class A (b)	33,654	608,464
Westwood Holdings Group, Inc.	3,235	109,990
WisdomTree Investments, Inc.	53,688	357,025

		9,994,768

Chemicals—1.8%
AdvanSix, Inc. (a)	14,472	352,248
American Vanguard Corp.	14,887	226,133
Balchem Corp.	13,712	1,074,335
Chase Corp.	3,533	353,477
Ferro Corp. (a)	38,898	609,921
FutureFuel Corp.	10,195	161,693
GCP Applied Technologies, Inc. (a)	29,565	725,821
Hawkins, Inc.	4,778	195,659
HB Fuller Co.	21,308	909,212
Ingevity Corp. (a)	18,263	1,528,430
Innophos Holdings, Inc.	9,207	225,848
Innospec, Inc.	9,939	613,833
Intrepid Potash, Inc. (a)	46,261	120,279
Koppers Holdings, Inc. (a)	10,265	174,916
Kraton Corp. (a)	14,021	306,219
Kronos Worldwide, Inc.	11,199	129,012
Livent Corp. (a)	16,565	228,597
Minerals Technologies, Inc.	14,525	745,713
OMNOVA Solutions, Inc. (a)	21,500	157,595
PolyOne Corp.	34,248	979,493
PQ Group Holdings, Inc. (a)	14,392	213,145
Quaker Chemical Corp.	5,838	1,037,471
Rayonier Advanced Materials, Inc. (b)	22,944	244,354
Sensient Technologies Corp. (b)	18,001	1,005,356
Stepan Co.	9,222	682,428
Tredegar Corp.	13,367	212,001
Trinseo S.A.	17,985	823,353
Tronox, Ltd. - Class A	43,198	336,080

		14,372,622

Commercial Services & Supplies—2.6%
ABM Industries, Inc. (b)	27,637	887,424
ACCO Brands Corp.	48,975	332,050
Advanced Disposal Services, Inc. (a)	33,294	797,058
Brady Corp. - Class A	21,723	944,082
BrightView Holdings, Inc. (a)	8,836	90,216
Brink’s Co. (The)	21,381	1,382,282
Casella Waste Systems, Inc. - Class A (a)	16,372	466,438
Ceco Environmental Corp. (a)	14,832	100,116

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Cimpress NV (a)	9,290	$960,772
Covanta Holding Corp.	53,904	723,392
Deluxe Corp.	19,398	745,659
Ennis, Inc. (b)	14,123	271,868
Essendant, Inc.	18,301	230,227
Healthcare Services Group, Inc. (b)	32,315	1,298,417
Heritage-Crystal Clean, Inc. (a)	7,474	171,977
Herman Miller, Inc.	27,251	824,343
HNI Corp.	18,317	648,971
Interface, Inc.	27,071	385,762
Kimball International, Inc. - Class B	16,738	237,512
Knoll, Inc.	23,781	391,911
LSC Communications, Inc.	16,124	112,868
Matthews International Corp. - Class A	14,349	582,856
McGrath RentCorp	10,515	541,312
Mobile Mini, Inc.	20,245	642,779
MSA Safety, Inc.	14,519	1,368,706
Multi-Color Corp.	6,168	216,435
Pitney Bowes, Inc. (b)	83,241	491,954
Quad/Graphics, Inc. (b)	13,076	161,096
RR Donnelley & Sons Co.	33,165	131,333
SP Plus Corp. (a)	10,567	312,149
Steelcase, Inc. - Class A	39,276	582,463
Team, Inc. (a) (b)	14,183	207,781
Tetra Tech, Inc. (c)	24,133	1,249,365
U.S. Ecology, Inc.	10,067	634,020
UniFirst Corp.	6,349	908,351
Viad Corp.	8,932	447,404
VSE Corp.	4,190	125,323

		20,606,672

Communications Equipment—1.6%
Acacia Communications, Inc. (a)	12,769	485,222
ADTRAN, Inc.	24,190	259,801
Applied Optoelectronics, Inc. (a) (b)	8,622	133,037
CalAmp Corp. (a)	14,239	185,249
Calix, Inc. (a)	21,486	209,489
Casa Systems, Inc. (a)	12,603	165,477
Ciena Corp. (a)	61,746	2,093,807
Comtech Telecommunications Corp.	11,475	279,302
Digi International, Inc. (a)	12,500	126,125
Extreme Networks, Inc. (a)	50,414	307,525
Finisar Corp. (a)	52,901	1,142,662
Harmonic, Inc. (a)	38,803	183,150
Infinera Corp. (a) (b)	66,643	265,906
InterDigital, Inc.	14,704	976,787
Lumentum Holdings, Inc. (a)	31,637	1,329,070
NETGEAR, Inc. (a) (b)	13,343	694,236
NetScout Systems, Inc. (a)	32,759	774,095
Plantronics, Inc.	14,059	465,353
Quantenna Communications, Inc. (a)	15,870	227,735
Ribbon Communications, Inc. (a)	25,862	124,655
ViaSat, Inc. (a) (b)	24,578	1,448,873
Viavi Solutions, Inc. (a)	100,089	1,005,894

		12,883,450

Construction & Engineering—1.0%
Aegion Corp. (a) (b)	15,075	246,024
Ameresco, Inc. - Class A (a)	9,620	135,642
Argan, Inc.	6,140	232,338
Comfort Systems USA, Inc.	16,446	718,361
Dycom Industries, Inc. (a) (b)	13,476	728,243
EMCOR Group, Inc. (b)	25,321	1,511,410
Granite Construction, Inc. (b)	19,793	797,262
Great Lakes Dredge & Dock Corp. (a)	27,775	183,870
KBR, Inc.	62,037	941,722
MasTec, Inc. (a) (b)	26,785	1,086,400
MYR Group, Inc. (a)	6,874	193,641
Northwest Pipe Co. (a)	4,538	105,690
NV5 Global, Inc. (a) (b)	3,969	240,323
Primoris Services Corp.	17,845	341,375
Sterling Construction Co., Inc. (a)	13,246	144,249
Tutor Perini Corp. (a) (b)	19,192	306,496
Willscot Corp. (a)	14,553	137,089

		8,050,135

Construction Materials—0.1%
Summit Materials, Inc. - Class A (a) (b)	51,305	636,182
U.S. Concrete, Inc. (a) (b)	7,217	254,616

		890,798

Consumer Finance—0.7%
Encore Capital Group, Inc. (a) (b)	11,469	269,522
Enova International, Inc. (a)	15,391	299,509
EZCORP, Inc. - Class A (a) (b)	25,543	197,447
FirstCash, Inc.	19,348	1,399,828
Green Dot Corp. - Class A (a)	21,516	1,710,952
LendingClub Corp. (a)	142,833	375,651
Nelnet, Inc. - Class A	9,125	477,602
PRA Group, Inc. (a) (b)	19,388	472,486
Regional Management Corp. (a)	5,496	132,179
World Acceptance Corp. (a)	2,848	291,236

		5,626,412

Containers & Packaging—0.1%
Greif, Inc. - Class A	12,112	449,476
Greif, Inc. - Class B	2,277	101,099
Myers Industries, Inc.	14,676	221,754
UFP Technologies, Inc. (a)	3,172	95,287

		867,616

Distributors—0.1%
Core-Mark Holding Co., Inc.	21,704	504,618

Diversified Consumer Services—0.9%
Adtalem Global Education, Inc. (a)	25,502	1,206,755
American Public Education, Inc. (a)	6,406	182,315
Career Education Corp. (a)	31,150	355,733
Carriage Services, Inc.	7,506	116,343
Chegg, Inc. (a)	48,634	1,382,178
Houghton Mifflin Harcourt Co. (a)	46,134	408,747
K12, Inc. (a)	17,337	429,784

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
Laureate Education, Inc. - Class A (a)	41,832	$637,520
Regis Corp. (a)	18,180	308,151
Sotheby’s (a)	15,890	631,469
Strategic Education, Inc.	9,106	1,032,802
Weight Watchers International, Inc. (a)	17,564	677,092

		7,368,889

Diversified Financial Services—0.2%
Banco Latinoamericano de Comercio Exterior S.A. - Class E	14,005	242,287
Cannae Holdings, Inc. (a)	30,326	519,181
FGL Holdings (a)	61,920	412,387
On Deck Capital, Inc. (a)	25,436	150,072

		1,323,927

Diversified Telecommunication Services—0.5%
ATN International, Inc.	4,754	340,054
Cincinnati Bell, Inc. (a) (b)	19,517	151,842
Cogent Communications Holdings, Inc.	17,728	801,483
Consolidated Communications Holdings, Inc. (b)	32,698	323,056
Frontier Communications Corp. (b)	47,610	113,312
Intelsat S.A. (a)	23,051	493,061
Iridium Communications, Inc. (a)	44,054	812,796
Ooma, Inc. (a)	9,215	127,904
ORBCOMM, Inc. (a) (b)	31,662	261,528
pdvWireless, Inc. (a)	4,481	167,545
Vonage Holdings Corp. (a)	92,718	809,428

		4,402,009

Electric Utilities—1.2%
ALLETE, Inc.	22,048	1,680,499
El Paso Electric Co.	17,076	856,020
IDACORP, Inc.	21,685	2,018,006
MGE Energy, Inc.	15,960	956,962
Otter Tail Corp.	18,035	895,257
PNM Resources, Inc.	34,438	1,415,057
Portland General Electric Co.	38,292	1,755,688

		9,577,489

Electrical Equipment—0.7%
Allied Motion Technologies, Inc.	3,283	146,717
Atkore International Group, Inc. (a)	18,445	365,949
AZZ, Inc.	10,507	424,062
Encore Wire Corp.	9,729	488,201
EnerSys	17,852	1,385,494
Enphase Energy, Inc. (a) (b)	41,498	196,286
Generac Holdings, Inc. (a)	26,660	1,325,002
Plug Power, Inc. (a) (b)	104,473	129,547
Powell Industries, Inc.	4,404	110,144
Sunrun, Inc. (a) (b)	43,801	476,993
Thermon Group Holdings, Inc. (a)	15,847	321,377
TPI Composites, Inc. (a) (b)	7,332	180,221
Vicor Corp. (a)	7,027	265,550

		5,815,543

Electronic Equipment, Instruments & Components—2.4%
Anixter International, Inc. (a)	12,098	657,042
AVX Corp.	21,871	333,533
Badger Meter, Inc.	12,590	619,554
Belden, Inc. (b)	17,022	711,009
Benchmark Electronics, Inc.	20,690	438,214
Control4 Corp. (a) (b)	10,604	186,630
CTS Corp.	15,701	406,499
Daktronics, Inc.	17,820	131,868
Electro Scientific Industries, Inc. (a)	13,300	398,468
ePlus, Inc. (a)	6,246	444,528
Fabrinet (a)	14,928	765,956
FARO Technologies, Inc. (a)	7,841	318,658
Fitbit, Inc. - Class A (a) (b)	94,378	469,059
II-VI, Inc. (a)	28,216	915,891
Insight Enterprises, Inc. (a) (c)	15,396	627,387
Itron, Inc. (a)	14,816	700,649
KEMET Corp.	25,798	452,497
Kimball Electronics, Inc. (a)	14,109	218,548
Knowles Corp. (a) (b)	40,362	537,218
Mesa Laboratories, Inc.	1,474	307,167
Methode Electronics, Inc.	15,351	357,525
MTS Systems Corp.	7,482	300,253
nLight, Inc. (a)	10,315	183,401
Novanta, Inc. (a)	13,765	867,195
OSI Systems, Inc. (a)	7,093	519,917
PAR Technology Corp. (a)	5,391	117,254
Park Electrochemical Corp. (b)	10,569	190,982
PC Connection, Inc.	5,366	159,531
Plexus Corp. (a) (c)	13,647	697,089
Rogers Corp. (a)	8,166	808,924
Sanmina Corp. (a)	28,234	679,310
ScanSource, Inc. (a)	12,162	418,130
SYNNEX Corp.	18,075	1,461,183
Tech Data Corp. (a) (b)	16,409	1,342,420
TTM Technologies, Inc. (a)	43,439	422,661
Vishay Intertechnology, Inc. (b)	56,238	1,012,846
Vishay Precision Group, Inc. (a)	5,267	159,221

		19,338,217

Energy Equipment & Services—1.1%
Archrock, Inc.	54,537	408,482
C&J Energy Services, Inc. (a)	30,083	406,121
Cactus, Inc. - Class A (a)	17,081	468,190
Diamond Offshore Drilling, Inc. (a) (b)	27,291	257,627
Dril-Quip, Inc. (a)	15,999	480,450
Exterran Corp. (a)	14,849	262,827
Forum Energy Technologies, Inc. (a)	38,569	159,290
Frank’s International NV (a)	36,054	188,202
FTS International, Inc. (a)	16,194	115,139
Helix Energy Solutions Group, Inc. (a) (b)	67,569	365,548
Keane Group, Inc. (a)	25,842	211,388
KLX Energy Services Holdings, Inc. (a)	9,171	215,060
Liberty Oilfield Services, Inc. - Class A (b)	20,373	263,830
Mammoth Energy Services, Inc.	6,277	112,861
Matrix Service Co. (a)	14,196	254,676
McDermott International, Inc. (a)	78,718	514,816

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Natural Gas Services Group, Inc. (a)	6,643	$109,211
Newpark Resources, Inc. (a)	41,815	287,269
Nine Energy Service, Inc. (a)	7,202	162,333
Noble Corp. plc (a) (b)	121,320	317,858
Oceaneering International, Inc. (a)	45,596	551,712
Oil States International, Inc. (a) (b)	27,605	394,199
ProPetro Holding Corp. (a)	33,439	411,969
Rowan Cos. plc - Class A (a) (b)	56,769	476,292
SEACOR Holdings, Inc. (a)	7,977	295,149
SEACOR Marine Holdings, Inc. (a)	8,966	105,440
Select Energy Services, Inc. - Class A (a)	21,969	138,844
Solaris Oilfield Infrastructure, Inc. - Class A (b)	13,032	157,557
Superior Energy Services, Inc. (a)	73,574	246,473
Tidewater, Inc. (a)	11,300	216,169
U.S. Silica Holdings, Inc. (b)	34,136	347,505
Unit Corp. (a)	24,655	352,073

		9,254,560

Entertainment—0.6%
AMC Entertainment Holdings, Inc. - Class A (b)	25,675	315,289
Eros International plc (a)	13,360	110,754
Glu Mobile, Inc. (a)	50,565	408,060
IMAX Corp. (a)	23,016	432,931
Liberty Braves Group - Class A (a)	5,080	126,695
Liberty Braves Group - Class C (a)	16,010	398,489
Marcus Corp. (The)	9,550	377,225
Pandora Media, Inc. (a)	113,159	915,456
Reading International, Inc. - Class A (a)	8,504	123,648
Rosetta Stone, Inc. (a)	9,843	161,425
World Wrestling Entertainment, Inc. - Class A	19,301	1,442,171

		4,812,143

Equity Real Estate Investment Trusts—6.5%
Acadia Realty Trust	34,500	819,720
Agree Realty Corp.	14,748	871,902
Alexander & Baldwin, Inc.	29,617	544,360
Alexander’s, Inc.	1,029	313,577
American Assets Trust, Inc.	16,370	657,583
Americold Realty Trust	38,305	978,310
Armada Hoffler Properties, Inc.	19,662	276,448
Ashford Hospitality Trust, Inc.	36,619	146,476
Bluerock Residential Growth REIT, Inc.	11,894	107,284
Braemar Hotels & Resorts, Inc.	14,521	129,672
CareTrust REIT, Inc.	36,768	678,737
CatchMark Timber Trust, Inc. - Class A	23,620	167,702
CBL & Associates Properties, Inc. (b)	78,126	150,002
Cedar Realty Trust, Inc.	37,954	119,176
Chatham Lodging Trust	19,109	337,847
Chesapeake Lodging Trust	24,761	602,930
City Office REIT, Inc.	14,820	151,905
Community Healthcare Trust, Inc.	6,825	196,765
CoreCivic, Inc.	50,114	893,533
CorEnergy Infrastructure Trust, Inc. (b)	5,980	197,818
Corepoint Lodging, Inc.	18,376	225,106
Cousins Properties, Inc.	183,442	1,449,192
DiamondRock Hospitality Co.	92,371	838,729

Equity Real Estate Investment Trusts—(Continued)
Easterly Government Properties, Inc. (b)	27,307	428,174
EastGroup Properties, Inc.	15,737	1,443,555
First Industrial Realty Trust, Inc.	53,382	1,540,604
Four Corners Property Trust, Inc.	29,818	781,232
Franklin Street Properties Corp.	48,177	300,143
Front Yard Residential Corp.	23,934	208,944
Geo Group, Inc. (The)	53,292	1,049,852
Getty Realty Corp.	13,449	395,535
Gladstone Commercial Corp.	13,243	237,315
Global Net Lease, Inc.	31,987	563,611
Government Properties Income Trust (b)	44,872	308,271
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	23,478	447,256
Healthcare Realty Trust, Inc. (b)	53,035	1,508,315
Hersha Hospitality Trust	16,071	281,885
Independence Realty Trust, Inc.	39,339	361,132
Industrial Logistics Properties Trust (b)	27,724	545,334
InfraREIT, Inc.	19,986	420,106
Innovative Industrial Properties, Inc. (b)	4,310	195,631
Investors Real Estate Trust	5,565	273,075
iStar, Inc.	31,393	287,874
Jernigan Capital, Inc.	8,813	174,674
Kite Realty Group Trust	38,990	549,369
Lexington Realty Trust	93,551	768,054
LTC Properties, Inc.	17,896	745,905
Mack-Cali Realty Corp.	38,134	747,045
Monmouth Real Estate Investment Corp.	38,893	482,273
National Health Investors, Inc.	18,042	1,362,893
National Storage Affiliates Trust	25,366	671,184
New Senior Investment Group, Inc.	35,722	147,175
NexPoint Residential Trust, Inc.	9,154	320,848
NorthStar Realty Europe Corp.	22,208	322,904
One Liberty Properties, Inc.	6,290	152,344
Pebblebrook Hotel Trust	59,002	1,670,347
Pennsylvania Real Estate Investment Trust (b)	32,570	193,466
Physicians Realty Trust (b)	82,152	1,316,897
Piedmont Office Realty Trust, Inc. - Class A	53,950	919,308
PotlatchDeltic Corp.	29,869	945,055
Preferred Apartment Communities, Inc. - Class A	18,839	264,876
PS Business Parks, Inc.	8,900	1,165,900
QTS Realty Trust, Inc. - Class A	22,822	845,555
Retail Opportunity Investments Corp. (b)	47,153	748,790
Rexford Industrial Realty, Inc.	40,096	1,181,629
RLJ Lodging Trust	77,648	1,273,427
RPT Realty	37,976	453,813
Ryman Hospitality Properties, Inc.	19,180	1,279,114
Sabra Health Care REIT, Inc. (b)	75,831	1,249,695
Saul Centers, Inc.	5,405	255,224
Select Income REIT	36,937	271,856
Seritage Growth Properties - Class A (b)	15,000	484,950
Spirit MTA REIT	21,163	150,892
STAG Industrial, Inc.	41,512	1,032,819
Summit Hotel Properties, Inc.	48,101	468,023
Sunstone Hotel Investors, Inc.	103,053	1,340,719
Tanger Factory Outlet Centers, Inc. (b)	42,302	855,346
Terreno Realty Corp.	25,347	891,454
Tier REIT, Inc.	22,342	460,915
UMH Properties, Inc.	14,825	175,528

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Universal Health Realty Income Trust	6,109	$374,909
Urban Edge Properties	50,231	834,839
Urstadt Biddle Properties, Inc. - Class A	13,207	253,839
Washington Prime Group, Inc. (b)	85,471	415,389
Washington Real Estate Investment Trust	34,947	803,781
Whitestone REIT (b)	18,215	223,316
Xenia Hotels & Resorts, Inc.	49,824	856,973

		52,535,930

Food & Staples Retailing—0.6%
Andersons, Inc. (The)	13,251	396,072
BJ’s Wholesale Club Holdings, Inc. (a)	31,105	689,287
Chefs’ Warehouse, Inc. (The) (a)	8,577	274,293
Ingles Markets, Inc. - Class A	6,173	168,029
Performance Food Group Co. (a)	45,579	1,470,834
Pricesmart, Inc.	9,083	536,805
Rite Aid Corp. (a) (b)	368,023	260,671
SpartanNash Co.	16,917	290,634
United Natural Foods, Inc. (a) (b)	23,843	252,497
Village Super Market, Inc. - Class A	4,043	108,110
Weis Markets, Inc. (b)	4,490	214,532

		4,661,764

Food Products—1.2%
B&G Foods, Inc. (b)	30,133	871,145
Cal-Maine Foods, Inc.	14,364	607,597
Calavo Growers, Inc.	7,353	536,475
Darling Ingredients, Inc. (a)	72,905	1,402,692
Dean Foods Co. (b)	42,544	162,093
Farmer Bros Co. (a)	3,967	92,550
Fresh Del Monte Produce, Inc.	13,189	372,853
Freshpet, Inc. (a)	10,616	341,411
Hostess Brands, Inc. (a)	45,622	499,105
J&J Snack Foods Corp.	6,582	951,691
John B Sanfilippo & Son, Inc.	4,150	230,989
Lancaster Colony Corp.	8,191	1,448,660
Landec Corp. (a)	14,010	165,878
Limoneira Co.	6,209	121,386
Sanderson Farms, Inc. (b)	9,362	929,553
Seneca Foods Corp. - Class A (a)	3,596	101,479
Simply Good Foods Co. (The) (a)	26,653	503,742
Tootsie Roll Industries, Inc. (b)	6,429	214,729

		9,554,028

Gas Utilities—1.2%
Chesapeake Utilities Corp.	6,975	567,068
New Jersey Resources Corp.	38,723	1,768,479
Northwest Natural Holding Co.	13,257	801,518
ONE Gas, Inc.	22,361	1,779,936
RGC Resources, Inc.	3,484	104,381
South Jersey Industries, Inc. (b)	37,782	1,050,340
Southwest Gas Holdings, Inc.	21,731	1,662,421
Spire, Inc.	20,952	1,552,124

		9,286,267

Health Care Equipment & Supplies—3.7%
Accuray, Inc. (a)	42,251	144,076
AngioDynamics, Inc. (a)	17,852	359,361
Anika Therapeutics, Inc. (a) (b)	7,087	238,194
Antares Pharma, Inc. (a)	69,581	189,260
AtriCure, Inc. (a)	16,270	497,862
Atrion Corp.	618	457,987
Avanos Medical, Inc. (a)	20,898	936,021
AxoGen, Inc. (a)	15,476	316,175
Cardiovascular Systems, Inc. (a)	14,951	425,954
Cerus Corp. (a)	58,326	295,713
CONMED Corp.	11,683	750,049
CryoLife, Inc. (a)	17,220	488,704
CryoPort, Inc. (a) (b)	12,188	134,434
Cutera, Inc. (a)	6,744	114,783
CytoSorbents Corp. (a)	14,785	119,463
GenMark Diagnostics, Inc. (a)	26,350	128,061
Glaukos Corp. (a) (b)	15,446	867,602
Globus Medical, Inc. - Class A (a)	32,771	1,418,329
Haemonetics Corp. (a)	22,809	2,282,040
Heska Corp. (a) (b)	3,277	282,150
Inogen, Inc. (a)	7,603	944,064
Integer Holdings Corp. (a)	13,621	1,038,737
iRhythm Technologies, Inc. (a)	11,010	764,975
Lantheus Holdings, Inc. (a)	18,267	285,878
LeMaitre Vascular, Inc.	7,651	180,870
LivaNova plc (a)	21,333	1,951,329
Meridian Bioscience, Inc.	22,552	391,503
Merit Medical Systems, Inc. (a)	23,561	1,314,939
Natus Medical, Inc. (a) (b)	15,157	515,793
Neogen Corp. (a)	21,760	1,240,320
Nevro Corp. (a)	13,030	506,737
Novocure, Ltd. (a)	33,161	1,110,230
NuVasive, Inc. (a)	22,101	1,095,326
Nuvectra Corp. (a)	7,371	120,442
NxStage Medical, Inc. (a)	30,508	873,139
OraSure Technologies, Inc. (a)	28,446	332,249
Orthofix Medical, Inc. (a)	7,561	396,877
OrthoPediatrics Corp. (a)	3,676	128,219
Oxford Immunotec Global plc (a)	12,520	160,006
Quidel Corp. (a)	15,132	738,744
RTI Surgical, Inc. (a)	30,074	111,274
SeaSpine Holdings Corp. (a)	7,730	140,995
Senseonics Holdings, Inc. (a) (b)	42,278	109,500
Sientra, Inc. (a)	11,599	147,423
STAAR Surgical Co. (a)	19,419	619,660
SurModics, Inc. (a)	6,159	291,074
Tactile Systems Technology, Inc. (a)	8,238	375,241
Tandem Diabetes Care, Inc. (a)	22,706	862,147
TransEnterix, Inc. (a) (b)	73,037	165,064
Utah Medical Products, Inc.	2,002	166,326
Varex Imaging Corp. (a)	17,885	423,517
ViewRay, Inc. (a) (b)	25,410	154,239
Wright Medical Group NV (a)	55,761	1,517,814

		29,620,869

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—1.9%
Addus HomeCare Corp. (a)	4,191	$284,485
Amedisys, Inc. (a)	11,809	1,382,952
AMN Healthcare Services, Inc. (a)	21,592	1,223,403
BioScrip, Inc. (a)	62,422	222,846
BioTelemetry, Inc. (a)	15,132	903,683
Brookdale Senior Living, Inc. (a)	86,808	581,614
Civitas Solutions, Inc. (a)	8,134	142,426
Community Health Systems, Inc. (a) (b)	43,641	123,068
Corvel Corp. (a)	4,267	263,359
Cross Country Healthcare, Inc. (a)	16,495	120,908
Diplomat Pharmacy, Inc. (a) (b)	26,141	351,858
Ensign Group, Inc. (The)	21,431	831,308
Guardant Health, Inc. (a)	8,622	324,101
HealthEquity, Inc. (a) (b)	23,550	1,404,757
LHC Group, Inc. (a)	13,057	1,225,791
Magellan Health, Inc. (a)	11,100	631,479
National Healthcare Corp.	5,246	411,549
National Research Corp. - Class A	4,950	188,793
Owens & Minor, Inc.	28,475	180,247
Patterson Cos., Inc.	37,980	746,687
PetIQ, Inc. (a) (b)	7,710	180,954
Providence Service Corp. (The) (a)	5,978	358,799
R1 RCM, Inc. (a)	47,026	373,857
RadNet, Inc. (a)	21,044	214,017
Select Medical Holdings Corp. (a)	47,385	727,360
Surgery Partners, Inc. (a)	9,540	93,397
Tenet Healthcare Corp. (a)	38,490	659,719
Tivity Health, Inc. (a)	18,680	463,451
Triple-S Management Corp. - Class B (a)	9,291	161,570
U.S. Physical Therapy, Inc.	6,011	615,226

		15,393,664

Health Care Technology—1.1%
Allscripts Healthcare Solutions, Inc. (a) (b)	77,571	747,784
Computer Programs & Systems, Inc. (b)	5,856	146,986
Evolent Health, Inc. - Class A (a)	31,066	619,767
HealthStream, Inc.	12,016	290,186
HMS Holdings Corp. (a)	37,216	1,046,886
Inovalon Holdings, Inc. - Class A (a) (b)	29,972	425,003
Inspire Medical Systems, Inc. (a)	5,663	239,262
Medidata Solutions, Inc. (a) (b)	24,663	1,662,780
NextGen Healthcare, Inc. (a)	24,814	375,932
Omnicell, Inc. (a)	16,836	1,031,037
Simulations Plus, Inc.	5,451	108,475
Tabula Rasa HealthCare, Inc. (a)	8,170	520,919
Teladoc Health, Inc. (a) (b)	29,056	1,440,306
Vocera Communications, Inc. (a) (b)	13,407	527,565

		9,182,888

Hotels, Restaurants & Leisure—2.9%
BBX Capital Corp.	25,192	144,350
Belmond, Ltd. - Class A (a)	38,434	962,003
BJ’s Restaurants, Inc.	9,083	459,327
Bloomin’ Brands, Inc.	36,028	644,541
Bojangles’, Inc. (a)	8,300	133,464
Boyd Gaming Corp. (b)	36,831	765,348

Hotels, Restaurants & Leisure—(Continued)
Brinker International, Inc. (b)	16,964	746,077
Carrols Restaurant Group, Inc. (a)	17,458	171,787
Cheesecake Factory, Inc. (The) (b)	18,905	822,557
Churchill Downs, Inc.	4,976	1,213,846
Chuy’s Holdings, Inc. (a) (b)	8,272	146,745
Cracker Barrel Old Country Store, Inc. (b)	8,458	1,352,096
Dave & Buster’s Entertainment, Inc. (b)	17,269	769,507
Del Frisco’s Restaurant Group, Inc. (a)	16,266	116,302
Del Taco Restaurants, Inc. (a)	16,196	161,798
Denny’s Corp. (a)	25,229	408,962
Dine Brands Global, Inc.	7,762	522,693
Drive Shack, Inc. (a)	29,184	114,401
El Pollo Loco Holdings, Inc. (a)	10,879	165,034
Eldorado Resorts, Inc. (a)	27,820	1,007,362
Fiesta Restaurant Group, Inc. (a)	9,712	150,633
Golden Entertainment, Inc. (a)	8,432	135,081
Habit Restaurants, Inc. (The) - Class A (a)	10,004	105,042
International Speedway Corp. - Class A	10,424	457,197
Jack in the Box, Inc.	12,021	933,190
Lindblad Expeditions Holdings, Inc. (a)	10,779	145,085
Marriott Vacations Worldwide Corp.	16,923	1,193,241
Monarch Casino & Resort, Inc. (a)	5,265	200,807
Papa John’s International, Inc. (b)	10,257	408,331
Penn National Gaming, Inc. (a)	48,164	906,928
Planet Fitness, Inc. - Class A (a)	37,935	2,034,075
PlayAGS, Inc. (a)	9,992	229,816
Potbelly Corp. (a)	12,520	100,786
Red Robin Gourmet Burgers, Inc. (a) (b)	5,863	156,659
Red Rock Resorts, Inc. - Class A	32,000	649,920
Ruth’s Hospitality Group, Inc.	13,027	296,104
Scientific Games Corp. - Class A (a) (b)	24,798	443,388
SeaWorld Entertainment, Inc. (a)	25,485	562,964
Shake Shack, Inc. - Class A (a)	11,359	515,926
Texas Roadhouse, Inc.	29,169	1,741,389
Wingstop, Inc.	12,085	775,736

		22,970,498

Household Durables—1.4%
Bassett Furniture Industries, Inc.	4,989	99,980
Beazer Homes USA, Inc. (a)	13,700	129,876
Cavco Industries, Inc. (a)	3,571	465,587
Century Communities, Inc. (a)	12,109	209,001
Ethan Allen Interiors, Inc. (b)	12,159	213,877
GoPro, Inc. - Class A (a) (b)	52,565	222,876
Helen of Troy, Ltd. (a)	11,424	1,498,600
Hooker Furniture Corp.	5,444	143,395
Installed Building Products, Inc. (a)	9,469	319,011
iRobot Corp. (a) (b)	11,431	957,232
KB Home	37,780	721,598
La-Z-Boy, Inc.	21,678	600,697
LGI Homes, Inc. (a) (b)	8,210	371,256
M/I Homes, Inc. (a)	12,868	270,485
MDC Holdings, Inc.	19,261	541,427
Meritage Homes Corp. (a)	15,760	578,707
Roku, Inc. (a)	19,013	582,558
Skyline Champion Corp.	13,094	192,351

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Taylor Morrison Home Corp. - Class A (a)	53,102	$844,322
TopBuild Corp. (a)	15,564	700,380
TRI Pointe Group, Inc. (a) (b)	66,237	723,970
Tupperware Brands Corp.	21,006	663,160
Universal Electronics, Inc. (a)	6,028	152,388
William Lyon Homes - Class A (a)	14,816	158,383
ZAGG, Inc. (a)	14,118	138,074

		11,499,191

Household Products—0.2%
Central Garden and Pet Co. (a)	4,446	153,165
Central Garden and Pet Co. - Class A (a)	18,062	564,437
WD-40 Co. (b)	5,879	1,077,386

		1,794,988

Independent Power and Renewable Electricity Producers—0.4%
Atlantic Power Corp. (a)	50,551	109,696
Clearway Energy, Inc. - Class A	16,087	272,192
Clearway Energy, Inc. - Class C	32,256	556,416
Ormat Technologies, Inc.	16,822	879,791
Pattern Energy Group, Inc. - Class A	35,949	669,370
TerraForm Power, Inc. - Class A	34,889	391,454

		2,878,919

Industrial Conglomerates—0.1%
Raven Industries, Inc.	15,898	575,349

Insurance—2.8%
Ambac Financial Group, Inc. (a)	22,444	386,935
American Equity Investment Life Holding Co.	37,983	1,061,245
AMERISAFE, Inc.	7,822	443,429
Argo Group International Holdings, Ltd.	14,435	970,754
Citizens, Inc. (a) (b)	22,172	166,733
CNO Financial Group, Inc.	71,414	1,062,640
eHealth, Inc. (a)	7,987	306,861
EMC Insurance Group, Inc.	4,472	142,433
Employers Holdings, Inc.	14,789	620,694
Enstar Group, Ltd. (a)	5,526	925,992
FBL Financial Group, Inc. - Class A	4,790	314,463
FedNat Holding Co.	5,989	119,301
Genworth Financial, Inc. - Class A (a)	223,663	1,042,270
Global Indemnity, Ltd.	3,335	120,827
Goosehead Insurance, Inc. - Class A (a)	5,024	132,081
Greenlight Capital Re, Ltd. - Class A (a) (b)	13,998	120,663
HCI Group, Inc. (b)	2,670	135,663
Health Insurance Innovations, Inc. - Class A (a) (b)	5,782	154,553
Heritage Insurance Holdings, Inc.	11,792	173,578
Horace Mann Educators Corp.	18,978	710,726
Investors Title Co.	687	121,379
James River Group Holdings, Ltd.	12,177	444,948
Kemper Corp.	23,579	1,565,174
Kinsale Capital Group, Inc.	9,172	509,596
MBIA, Inc. (a)	41,874	373,516
National General Holdings Corp.	28,508	690,179
National Western Life Group, Inc. - Class A	1,054	316,938

Insurance—(Continued)
Navigators Group, Inc. (The)	9,344	649,315
Primerica, Inc.	18,907	1,847,403
ProAssurance Corp.	22,282	903,758
RLI Corp. (b)	16,583	1,144,061
Safety Insurance Group, Inc.	6,815	557,535
Selective Insurance Group, Inc.	24,829	1,513,079
State Auto Financial Corp.	7,940	270,278
Stewart Information Services Corp.	10,993	455,110
Third Point Reinsurance, Ltd. (a)	34,789	335,366
Trupanion, Inc. (a) (b)	11,074	281,944
United Fire Group, Inc.	9,677	536,590
United Insurance Holdings Corp.	8,654	143,829
Universal Insurance Holdings, Inc. (b)	13,371	507,028

		22,278,867

Interactive Media & Services—0.5%
Care.com, Inc. (a)	6,999	135,151
Cargurus, Inc. (a)	21,694	731,739
Cars.com, Inc. (a) (b)	29,503	634,314
Liberty TripAdvisor Holdings, Inc. - Class A (a)	34,803	553,020
Meet Group, Inc. (The) (a)	33,008	152,827
QuinStreet, Inc. (a)	18,085	293,520
TrueCar, Inc. (a)	42,606	386,010
Yelp, Inc. (a) (b)	36,366	1,272,446

		4,159,027

Internet & Direct Marketing Retail—0.9%
1-800-Flowers.com, Inc. - Class A (a)	13,330	163,026
Etsy, Inc. (a) (b)	52,499	2,497,378
Groupon, Inc. (a) (b)	195,286	624,915
Liberty Expedia Holdings, Inc. - Class A (a)	22,829	892,842
Nutrisystem, Inc.	12,339	541,435
Overstock.com, Inc. (a) (b)	9,776	132,758
PetMed Express, Inc. (b)	9,436	219,481
Quotient Technology, Inc. (a)	35,202	375,958
Shutterfly, Inc. (a)	15,092	607,604
Shutterstock, Inc.	9,230	332,372
Stamps.com, Inc. (a)	7,719	1,201,385

		7,589,154

IT Services—2.0%
Brightcove, Inc. (a)	17,189	121,011
CACI International, Inc. - Class A (a) (c)	10,580	1,523,837
Carbonite, Inc. (a)	13,993	353,463
Cardtronics plc - Class A (a)	17,673	459,498
Cass Information Systems, Inc.	5,890	311,699
ConvergeOne Holdings, Inc.	12,447	154,094
CSG Systems International, Inc. (b)	15,258	484,747
Endurance International Group Holdings, Inc. (a)	27,122	180,361
Everi Holdings, Inc. (a)	31,818	163,863
EVERTEC, Inc.	25,916	743,789
Evo Payments, Inc. - Class A (a) (b)	11,615	286,542
ExlService Holdings, Inc. (a)	15,305	805,349
GTT Communications, Inc. (a) (b)	18,758	443,814
Hackett Group, Inc. (The)	11,151	178,527

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Limelight Networks, Inc. (a)	43,835	$102,574
LiveRamp Holdings, Inc. (a)	34,321	1,325,820
ManTech International Corp. - Class A	10,826	566,146
MAXIMUS, Inc.	27,829	1,811,390
NIC, Inc.	29,109	363,280
Perficient, Inc. (a)	13,564	301,935
Perspecta, Inc. (b)	61,282	1,055,276
Presidio, Inc.	16,489	215,181
Science Applications International Corp.	17,892	1,139,720
Sykes Enterprises, Inc. (a)	18,634	460,819
Travelport Worldwide, Ltd.	56,729	886,107
TTEC Holdings, Inc.	7,377	210,761
Tucows, Inc. - Class A (a) (b)	4,376	262,823
Unisys Corp. (a) (b)	20,742	241,229
Virtusa Corp. (a)	12,986	553,074

		15,706,729

Leisure Products—0.4%
Acushnet Holdings Corp.	14,893	313,796
American Outdoor Brands Corp. (a)	25,637	329,692
Callaway Golf Co.	43,200	660,960
Clarus Corp.	10,372	104,965
Johnson Outdoors, Inc. - Class A	2,524	148,260
Malibu Boats, Inc. - Class A (a)	8,768	305,126
MasterCraft Boat Holdings, Inc. (a)	9,205	172,133
Nautilus, Inc. (a)	16,328	177,975
Sturm Ruger & Co., Inc.	7,553	401,971
Vista Outdoor, Inc. (a) (b)	27,041	306,915
YETI Holdings, Inc. (a)	13,847	205,489

		3,127,282

Life Sciences Tools & Services—0.5%
Accelerate Diagnostics, Inc. (a) (b)	11,348	130,502
Cambrex Corp. (a) (b)	15,180	573,197
Codexis, Inc. (a) (b)	21,463	358,432
Luminex Corp.	18,901	436,802
Medpace Holdings, Inc. (a)	9,844	521,043
NanoString Technologies, Inc. (a)	11,330	168,024
NeoGenomics, Inc. (a) (b)	26,497	334,127
Pacific Biosciences of California, Inc. (a)	57,706	427,024
Syneos Health, Inc. (a)	28,231	1,110,890

		4,060,041

Machinery—3.6%
Actuant Corp. - Class A	28,401	596,137
Alamo Group, Inc.	4,629	357,914
Albany International Corp. - Class A	12,352	771,135
Altra Industrial Motion Corp.	27,121	682,093
Astec Industries, Inc.	10,105	305,070
Barnes Group, Inc.	20,566	1,102,749
Blue Bird Corp. (a)	5,751	104,611
Briggs & Stratton Corp. (b)	19,347	253,059
Chart Industries, Inc. (a)	14,133	919,069
CIRCOR International, Inc.	7,291	155,298
Columbus McKinnon Corp.	10,074	303,630

Machinery—(Continued)
DMC Global, Inc.	7,160	251,459
Douglas Dynamics, Inc.	9,877	354,486
Energy Recovery, Inc. (a) (b)	17,996	121,113
EnPro Industries, Inc.	8,388	504,119
ESCO Technologies, Inc.	10,899	718,789
Evoqua Water Technologies Corp. (a)	34,844	334,502
Federal Signal Corp.	27,402	545,300
Franklin Electric Co., Inc.	21,104	904,940
Global Brass & Copper Holdings, Inc.	11,099	279,140
Gorman-Rupp Co. (The)	7,300	236,593
Graham Corp.	4,832	110,363
Greenbrier Cos., Inc. (The)	14,568	576,019
Harsco Corp. (a)	33,858	672,420
Hillenbrand, Inc.	26,557	1,007,307
Hurco Cos., Inc.	3,167	113,062
Hyster-Yale Materials Handling, Inc.	4,976	308,313
John Bean Technologies Corp.	13,882	996,866
Kadant, Inc.	4,675	380,825
Kennametal, Inc. (b)	34,945	1,162,970
Lindsay Corp.	4,595	442,269
Lydall, Inc. (a)	8,342	169,426
Manitowoc Co., Inc. (The) (a)	15,849	234,090
Meritor, Inc. (a)	37,321	631,098
Milacron Holdings Corp. (a)	30,587	363,679
Miller Industries, Inc.	5,680	153,360
Mueller Industries, Inc.	26,115	610,046
Mueller Water Products, Inc. - Class A	67,872	617,635
Navistar International Corp. (a)	21,262	551,749
NN, Inc. (b)	12,696	85,190
Park-Ohio Holdings Corp.	4,748	145,716
Proto Labs, Inc. (a)	11,672	1,316,485
RBC Bearings, Inc. (a)	10,400	1,363,440
REV Group, Inc. (b)	11,893	89,316
Rexnord Corp. (a)	44,341	1,017,626
Spartan Motors, Inc.	16,327	118,044
SPX Corp. (a)	17,680	495,217
SPX FLOW, Inc. (a)	19,349	588,597
Standex International Corp.	5,879	394,951
Sun Hydraulics Corp.	12,428	412,485
Tennant Co.	8,362	435,744
Titan International, Inc.	22,706	105,810
TriMas Corp. (a)	18,947	517,064
Wabash National Corp.	27,273	356,731
Watts Water Technologies, Inc. - Class A	12,721	820,886
Woodward, Inc.	22,995	1,708,299

		28,874,304

Marine—0.1%
Costamare, Inc.	19,016	83,480
Eagle Bulk Shipping, Inc. (a)	23,786	109,654
Matson, Inc.	17,506	560,542
Scorpio Bulkers, Inc.	28,455	157,356

		911,032

Media—1.4%
Central European Media Enterprises, Ltd. - Class A (a)	41,828	116,282

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Clear Channel Outdoor Holdings, Inc. - Class A	18,388	$95,434
Daily Journal Corp. (a) (b)	598	139,932
Emerald Expositions Events, Inc.	11,929	147,204
Entercom Communications Corp. - Class A (b)	57,510	328,382
EW Scripps Co. (The) - Class A	21,625	340,161
Gannett Co., Inc.	48,407	412,912
Gray Television, Inc. (a)	36,845	543,095
Hemisphere Media Group, Inc. (a)	9,041	109,758
Liberty Latin America, Ltd. - Class A (a) (b)	20,395	295,320
Liberty Latin America, Ltd. - Class C (a) (b)	52,143	759,724
Loral Space & Communications, Inc. (a)	6,669	248,420
Meredith Corp. (b)	16,644	864,489
MSG Networks, Inc. - Class A (a) (b)	24,914	586,974
National CineMedia, Inc.	30,282	196,227
New Media Investment Group, Inc.	27,741	320,963
New York Times Co. (The) - Class A	58,218	1,297,679
Nexstar Media Group, Inc. - Class A (b)	19,881	1,563,442
Scholastic Corp.	13,390	539,081
Sinclair Broadcast Group, Inc. - Class A	28,841	759,672
TechTarget, Inc. (a)	9,817	119,866
TEGNA, Inc.	94,828	1,030,780
Tribune Publishing Co. (a)	6,955	78,870
WideOpenWest, Inc. (a)	15,386	109,702

		11,004,369

Metals & Mining—1.1%
AK Steel Holding Corp. (a) (b)	106,332	239,247
Allegheny Technologies, Inc. (a) (b)	56,239	1,224,323
Carpenter Technology Corp.	20,845	742,290
Century Aluminum Co. (a) (b)	22,819	166,807
Cleveland-Cliffs, Inc. (a) (b)	134,737	1,036,128
Coeur Mining, Inc. (a)	83,654	373,933
Commercial Metals Co.	48,444	776,073
Compass Minerals International, Inc. (b)	15,656	652,699
Ferroglobe Representation & Warranty Insurance Trust (a) (d)	31,634	0
Gold Resource Corp.	25,100	100,400
Haynes International, Inc.	6,653	175,639
Hecla Mining Co. (b)	201,874	476,423
Kaiser Aluminum Corp.	6,611	590,296
Materion Corp.	9,498	427,315
Schnitzer Steel Industries, Inc. - Class A	10,351	223,064
SunCoke Energy, Inc. (a)	32,541	278,226
Tahoe Resources, Inc. (a)	117,368	428,393
TimkenSteel Corp. (a) (b)	18,629	162,817
Warrior Met Coal, Inc.	19,698	474,919
Worthington Industries, Inc.	17,089	595,381

		9,144,373

Mortgage Real Estate Investment Trusts—1.1%
AG Mortgage Investment Trust, Inc.	14,345	228,516
Anworth Mortgage Asset Corp.	45,782	184,959
Apollo Commercial Real Estate Finance, Inc.	56,688	944,422
Arbor Realty Trust, Inc. (b)	29,936	301,455
Ares Commercial Real Estate Corp.	11,438	149,152
ARMOUR Residential REIT, Inc.	19,400	397,700
Blackstone Mortgage Trust, Inc. - Class A (b)	49,203	1,567,608

Mortgage Real Estate Investment Trusts—(Continued)
Capstead Mortgage Corp.	43,532	290,358
Cherry Hill Mortgage Investment Corp.	7,926	139,022
Colony Credit Real Estate, Inc.	37,213	587,593
Dynex Capital, Inc.	27,274	156,007
Exantas Capital Corp.	16,059	160,911
Granite Point Mortgage Trust, Inc. (b)	19,775	356,543
Invesco Mortgage Capital, Inc.	49,693	719,555
KKR Real Estate Finance Trust, Inc.	10,088	193,185
Ladder Capital Corp.	40,418	625,266
New York Mortgage Trust, Inc. (b)	63,517	374,115
Orchid Island Capital, Inc. (b)	21,449	137,059
PennyMac Mortgage Investment Trust	26,727	497,657
Ready Capital Corp.	8,791	121,580
Redwood Trust, Inc.	36,925	556,460
TPG RE Finance Trust, Inc.	15,059	275,279
Western Asset Mortgage Capital Corp.	19,929	166,208

		9,130,610

Multi-Utilities—0.5%
Avista Corp.	27,924	1,186,211
Black Hills Corp.	22,987	1,443,124
NorthWestern Corp.	21,883	1,300,725
Unitil Corp.	7,429	376,205

		4,306,265

Multiline Retail—0.3%
Big Lots, Inc.	17,050	493,086
Dillard’s, Inc. - Class A (b)	4,781	288,342
J.C. Penney Co., Inc. (a) (b)	69,879	72,674
Ollie’s Bargain Outlet Holdings, Inc. (a)	21,477	1,428,436

		2,282,538

Oil, Gas & Consumable Fuels—2.2%
Arch Coal, Inc. - Class A	7,564	627,736
Bonanza Creek Energy, Inc. (a)	9,142	188,965
California Resources Corp. (a)	20,491	349,167
Callon Petroleum Co. (a) (b)	106,061	688,336
Carrizo Oil & Gas, Inc. (a)	37,509	423,477
Clean Energy Fuels Corp. (a)	71,620	123,186
CONSOL Energy, Inc. (a)	13,213	418,984
CVR Energy, Inc.	8,533	294,218
Delek U.S. Holdings, Inc.	35,683	1,160,054
Denbury Resources, Inc. (a)	204,313	349,375
DHT Holdings, Inc.	42,744	167,556
Energy Fuels, Inc. (a) (b)	40,972	116,770
Frontline, Ltd. (a) (b)	36,108	199,677
GasLog, Ltd.	20,748	341,512
Golar LNG, Ltd.	40,113	872,859
Green Plains, Inc. (b)	17,956	235,403
Gulfport Energy Corp. (a) (b)	80,820	529,371
Halcon Resources Corp. (a) (b)	63,394	107,770
HighPoint Resources Corp. (a)	55,908	139,211
International Seaways, Inc. (a)	9,606	161,765
Jagged Peak Energy, Inc. (a) (b)	28,571	260,568
Laredo Petroleum, Inc. (a)	72,739	263,315

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Matador Resources Co. (a) (b)	46,595	$723,620
Nordic American Tankers, Ltd.	26,170	52,340
Northern Oil and Gas, Inc. (a) (b)	91,303	206,345
Oasis Petroleum, Inc. (a) (b)	124,006	685,753
Panhandle Oil and Gas, Inc. - Class A	7,855	121,753
Par Pacific holdings, Inc. (a)	16,282	230,879
PDC Energy, Inc. (a)	28,041	834,500
Peabody Energy Corp. (b)	34,338	1,046,622
Penn Virginia Corp. (a)	5,878	317,765
Renewable Energy Group, Inc. (a) (b)	16,294	418,756
Resolute Energy Corp. (a)	11,063	320,606
REX American Resources Corp. (a)	2,989	203,581
Ring Energy, Inc. (a) (b)	28,500	144,780
SandRidge Energy, Inc. (a)	13,335	101,479
Scorpio Tankers, Inc.	205,129	361,027
SemGroup Corp. - Class A	36,615	504,555
Ship Finance International, Ltd. (b)	38,547	405,900
Southwestern Energy Co. (a)	270,546	922,562
SRC Energy, Inc. (a) (b)	107,906	507,158
Talos Energy, Inc. (a) (b)	10,507	171,474
Teekay Corp.	29,414	98,243
Tellurian, Inc. (a) (b)	38,940	270,633
Uranium Energy Corp. (a)	5,866	7,333
W&T Offshore, Inc. (a) (b)	35,854	147,718
WildHorse Resource Development Corp. (a)	13,227	186,633
World Fuel Services Corp.	31,238	668,806

		17,680,096

Paper & Forest Products—0.4%
Boise Cascade Co.	18,411	439,102
Clearwater Paper Corp. (a)	7,836	190,963
Louisiana-Pacific Corp.	62,872	1,397,016
Neenah, Inc.	7,745	456,336
PH Glatfelter Co.	21,278	207,673
Schweitzer-Mauduit International, Inc.	12,254	306,963
Verso Corp. - Class A (a)	16,813	376,611

		3,374,664

Personal Products—0.3%
Edgewell Personal Care Co. (a)	24,669	921,387
Inter Parfums, Inc.	8,191	537,084
Medifast, Inc.	5,370	671,358
USANA Health Sciences, Inc. (a)	5,606	659,994

		2,789,823

Pharmaceuticals—1.9%
Aclaris Therapeutics, Inc. (a) (b)	13,157	97,230
Aerie Pharmaceuticals, Inc. (a)	16,392	591,751
Akcea Therapeutics, Inc. (a) (b)	7,356	221,710
Akorn, Inc. (a)	43,557	147,658
Amneal Pharmaceuticals, Inc. (a) (b)	40,537	548,466
Amphastar Pharmaceuticals, Inc. (a)	18,205	362,280
ANI Pharmaceuticals, Inc. (a)	3,945	177,604
Aratana Therapeutics, Inc. (a)	23,524	144,202
Assembly Biosciences, Inc. (a)	9,765	220,884

Pharmaceuticals—(Continued)
Assertio Therapeutics, Inc. (a)	30,866	111,426
Collegium Pharmaceutical, Inc. (a) (b)	14,032	240,929
Corcept Therapeutics, Inc. (a)	43,446	580,439
Cymabay Therapeutics, Inc. (a)	28,178	221,761
Dermira, Inc. (a)	18,139	130,419
Eloxx Pharmaceuticals, Inc. (a) (b)	14,403	172,980
Endo International plc (a)	96,815	706,750
Horizon Pharma plc (a)	73,606	1,438,261
Innoviva, Inc. (a)	33,334	581,678
Intersect ENT, Inc. (a)	13,971	393,703
Intra-Cellular Therapies, Inc. (a)	19,606	223,312
Mallinckrodt plc (a)	38,301	605,156
Medicines Co. (The) (a) (b)	32,038	613,207
MyoKardia, Inc. (a)	15,152	740,327
Omeros Corp. (a) (b)	21,460	239,064
Pacira Pharmaceuticals, Inc. (a)	18,507	796,171
Phibro Animal Health Corp. - Class A	9,993	321,375
Prestige Consumer Healthcare, Inc. (a) (b)	22,778	703,385
Reata Pharmaceuticals, Inc. - Class A (a)	8,381	470,174
Revance Therapeutics, Inc. (a) (b)	15,532	312,659
SIGA Technologies, Inc. (a)	22,951	181,313
Supernus Pharmaceuticals, Inc. (a) (b)	22,494	747,251
TherapeuticsMD, Inc. (a) (b)	78,988	300,944
Theravance Biopharma, Inc. (a) (b)	19,690	503,867
Tricida, Inc. (a)	5,217	123,017
WAVE Life Sciences, Ltd. (a) (b)	8,571	360,325
Zogenix, Inc. (a) (b)	19,414	707,835

		15,039,513

Professional Services—1.5%
ASGN, Inc. (a)	22,539	1,228,375
Barrett Business Services, Inc.	3,358	192,246
CBIZ, Inc. (a)	24,387	480,424
CRA International, Inc.	2,862	121,778
Exponent, Inc.	21,852	1,108,115
Forrester Research, Inc.	3,707	165,703
Franklin Covey Co. (a)	4,809	107,385
FTI Consulting, Inc. (a)	16,848	1,122,751
Heidrick & Struggles International, Inc.	9,634	300,484
Huron Consulting Group, Inc. (a)	10,356	531,366
ICF International, Inc.	7,485	484,878
Insperity, Inc.	16,476	1,538,199
Kelly Services, Inc. - Class A	14,944	306,053
Kforce, Inc.	9,613	297,234
Korn/Ferry International	25,738	1,017,681
Mistras Group, Inc. (a)	8,222	118,232
Navigant Consulting, Inc.	18,001	432,924
Resources Connection, Inc.	12,083	171,579
TriNet Group, Inc. (a)	19,326	810,726
TrueBlue, Inc. (a)	19,573	435,499
Upwork, Inc. (a)	9,503	172,099
WageWorks, Inc. (a)	18,480	501,917
Willdan Group, Inc. (a)	4,570	159,859

		11,805,507

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—0.6%
Altisource Portfolio Solutions S.A. (a) (b)	3,645	$81,976
Cushman & Wakefield plc (a)	20,526	297,011
Essential Properties Realty Trust, Inc.	16,519	228,623
FRP Holdings, Inc. (a)	3,389	155,928
HFF, Inc. - Class A	17,641	584,976
Kennedy-Wilson Holdings, Inc.	56,325	1,023,425
Marcus & Millichap, Inc. (a)	9,235	317,037
Newmark Group, Inc. - Class A	64,506	517,338
RE/MAX Holdings, Inc. - Class A	8,877	272,968
Redfin Corp. (a) (b)	34,295	493,848
RMR Group, Inc. (The) - Class A (b)	3,481	184,771
St. Joe Co. (The) (a) (b)	13,592	179,007
Tejon Ranch Co. (a)	9,079	150,530

		4,487,438

Road & Rail—0.4%
ArcBest Corp.	10,451	358,051
Avis Budget Group, Inc. (a)	29,503	663,228
Covenant Transportation Group, Inc. - Class A (a)	5,776	110,899
Heartland Express, Inc.	22,410	410,103
Hertz Global Holdings, Inc. (a) (b)	26,814	366,011
Marten Transport, Ltd.	19,376	313,697
Saia, Inc. (a)	11,835	660,630
Werner Enterprises, Inc. (b)	19,256	568,822

		3,451,441

Semiconductors & Semiconductor Equipment—2.6%
Advanced Energy Industries, Inc. (a)	17,261	741,015
Alpha & Omega Semiconductor, Ltd. (a)	9,409	95,878
Ambarella, Inc. (a)	14,056	491,679
Amkor Technology, Inc. (a)	46,149	302,737
Axcelis Technologies, Inc. (a)	13,934	248,025
Brooks Automation, Inc.	29,420	770,216
Cabot Microelectronics Corp.	12,772	1,217,810
Ceva, Inc. (a)	10,183	224,942
Cirrus Logic, Inc. (a)	26,378	875,222
Cohu, Inc.	17,431	280,116
Cree, Inc. (a) (b)	43,635	1,866,487
Diodes, Inc. (a)	18,315	590,842
Entegris, Inc. (b)	61,443	1,713,952
FormFactor, Inc. (a) (c)	31,702	446,681
Ichor Holdings, Ltd. (a) (b)	12,029	196,073
Impinj, Inc. (a) (b)	8,561	124,563
Inphi Corp. (a) (b)	19,424	624,482
Integrated Device Technology, Inc. (a)	55,643	2,694,790
Lattice Semiconductor Corp. (a)	55,030	380,808
MACOM Technology Solutions Holdings, Inc. (a) (b)	18,984	275,458
MaxLinear, Inc. (a) (b)	26,699	469,902
Nanometrics, Inc. (a)	9,845	269,064
NeoPhotonics Corp. (a)	16,522	107,063
NVE Corp.	1,671	146,279
PDF Solutions, Inc. (a)	12,971	109,346
Photronics, Inc. (a)	30,362	293,904
Power Integrations, Inc.	11,988	731,028
Rambus, Inc. (a)	49,965	383,232
Rudolph Technologies, Inc. (a)	13,085	267,850

Semiconductors & Semiconductor Equipment—(Continued)
Semtech Corp. (a)	27,797	1,275,048
Silicon Laboratories, Inc. (a)	18,379	1,448,449
SMART Global Holdings, Inc. (a) (b)	4,560	135,432
SunPower Corp. (a) (b)	31,453	156,321
Synaptics, Inc. (a) (b)	14,825	551,638
Ultra Clean Holdings, Inc. (a) (b)	16,793	142,237
Veeco Instruments, Inc. (a)	22,250	164,873
Xperi Corp. (b)	19,629	360,977

		21,174,419

Software—5.3%
8x8, Inc. (a)	41,065	740,813
A10 Networks, Inc. (a)	21,727	135,576
ACI Worldwide, Inc. (a)	49,533	1,370,578
Agilysys, Inc. (a)	7,276	104,338
Alarm.com Holdings, Inc. (a) (b)	14,286	741,015
Altair Engineering, Inc. - Class A (a)	10,426	287,549
Alteryx, Inc. - Class A (a) (b)	12,993	772,694
American Software, Inc. - Class A	12,761	133,352
Anaplan, Inc. (a)	11,119	295,098
Appfolio, Inc. - Class A (a)	6,877	407,256
Apptio, Inc. - Class A (a)	15,604	592,328
Avalara, Inc. (a)	3,853	120,021
Avaya Holdings Corp. (a)	46,353	674,900
Benefitfocus, Inc. (a) (b)	9,362	428,031
Blackbaud, Inc. (b)	20,813	1,309,138
Blackline, Inc. (a)	16,099	659,254
Bottomline Technologies de, Inc. (a)	18,440	885,120
Box, Inc. - Class A (a)	53,384	901,122
Carbon Black, Inc. (a) (b)	17,262	231,656
ChannelAdvisor Corp. (a)	10,403	118,074
Cision, Ltd. (a) (b)	29,687	347,338
Cloudera, Inc. (a)	44,625	493,553
CommVault Systems, Inc. (a)	17,956	1,061,020
Cornerstone OnDemand, Inc. (a)	24,008	1,210,723
Coupa Software, Inc. (a)	23,704	1,490,033
Ebix, Inc. (b)	10,806	459,903
Ellie Mae, Inc. (a) (b)	15,120	949,990
Envestnet, Inc. (a)	20,207	993,982
Everbridge, Inc. (a)	12,141	689,123
Five9, Inc. (a)	24,673	1,078,704
ForeScout Technologies, Inc. (a)	13,416	348,682
Hortonworks, Inc. (a)	31,713	457,301
HubSpot, Inc. (a) (b)	16,070	2,020,481
Imperva, Inc. (a)	15,746	876,895
Instructure, Inc. (a)	14,481	543,182
j2 Global, Inc. (b)	19,963	1,385,033
LivePerson, Inc. (a)	24,337	458,996
MicroStrategy, Inc. - Class A (a)	4,222	539,360
MINDBODY, Inc. - Class A (a) (b)	20,014	728,510
Mitek Systems, Inc. (a)	14,980	161,934
MobileIron, Inc. (a)	28,325	130,012
Model N, Inc. (a)	11,583	153,243
Monotype Imaging Holdings, Inc.	18,592	288,548
New Relic, Inc. (a)	19,122	1,548,308
OneSpan, Inc. (a) (b)	15,031	194,651

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Paylocity Holding Corp. (a)	13,301	$800,853
Progress Software Corp.	18,551	658,375
PROS Holdings, Inc. (a)	12,910	405,374
Q2 Holdings, Inc. (a)	16,765	830,706
QAD, Inc. - Class A	4,798	188,705
Qualys, Inc. (a) (b)	14,838	1,108,992
Rapid7, Inc. (a)	16,703	520,465
SailPoint Technologies Holding, Inc. (a)	30,549	717,596
SendGrid, Inc. (a)	12,940	558,620
ShotSpotter, Inc. (a)	3,603	112,342
SPS Commerce, Inc. (a)	7,550	621,969
SVMK, Inc. (a) (b)	15,244	187,044
Tenable Holdings, Inc. (a)	4,699	104,271
TiVo Corp.	54,357	511,499
Trade Desk, Inc. (The) - Class A (a) (b)	14,265	1,655,596
Upland Software, Inc. (a)	7,503	203,932
Varonis Systems, Inc. (a)	12,721	672,941
Verint Systems, Inc. (a)	27,089	1,146,136
Workiva, Inc. (a)	12,561	450,814
Yext, Inc. (a) (b)	37,385	555,167
Zix Corp. (a)	25,140	144,052
Zscaler, Inc. (a) (b)	26,496	1,038,908

		42,711,775

Specialty Retail—2.9%
Aaron’s, Inc.	30,071	1,264,486
Abercrombie & Fitch Co. - Class A (b)	28,497	571,365
America’s Car-Mart, Inc. (a)	2,826	204,744
American Eagle Outfitters, Inc. (b)	68,438	1,322,906
Asbury Automotive Group, Inc. (a)	9,029	601,873
Ascena Retail Group, Inc. (a) (b)	80,127	201,119
At Home Group, Inc. (a) (b)	19,716	367,901
Barnes & Noble, Inc.	27,765	196,854
Bed Bath & Beyond, Inc. (b)	61,523	696,440
Boot Barn Holdings, Inc. (a)	12,612	214,782
Buckle, Inc. (The) (b)	14,188	274,396
Caleres, Inc.	17,181	478,147
Camping World Holdings, Inc. - Class A (b)	14,592	167,370
Carvana Co. (a) (b)	14,356	469,585
Cato Corp. (The) - Class A	9,562	136,450
Chico’s FAS, Inc.	59,471	334,227
Children’s Place, Inc. (The)	7,101	639,729
Citi Trends, Inc.	4,579	93,366
Conn’s, Inc. (a) (b)	10,289	194,051
DSW, Inc. - Class A	31,615	780,890
Express, Inc. (a) (b)	34,677	177,199
Five Below, Inc. (a) (b)	23,446	2,398,995
GameStop Corp. - Class A (b)	46,271	583,940
Genesco, Inc. (a) (b)	8,683	384,657
Group 1 Automotive, Inc.	7,911	417,068
Guess?, Inc.	25,521	530,071
Haverty Furniture Cos., Inc. (b)	10,391	195,143
Hibbett Sports, Inc. (a) (b)	10,209	145,989
Hudson, Ltd. - Class A (a)	18,056	309,660
Lithia Motors, Inc. - Class A (b)	9,344	713,227
Lumber Liquidators Holdings, Inc. (a) (b)	13,856	131,909
MarineMax, Inc. (a)	8,107	148,439

Specialty Retail—(Continued)
Monro, Inc.	13,506	928,537
Murphy USA, Inc. (a) (b)	12,944	992,028
National Vision Holdings, Inc. (a)	27,759	781,971
Office Depot, Inc.	240,796	621,254
Party City Holdco, Inc. (a) (b)	25,796	257,444
Rent-A-Center, Inc. (a)	21,277	344,475
RH (a) (b)	8,668	1,038,600
Sally Beauty Holdings, Inc. (a) (b)	51,377	875,978
Shoe Carnival, Inc. (b)	4,114	137,860
Signet Jewelers, Ltd. (b)	22,572	717,112
Sleep Number Corp. (a)	14,171	449,646
Sonic Automotive, Inc. - Class A	9,480	130,445
Tailored Brands, Inc. (b)	22,434	306,000
Tile Shop Holdings, Inc.	20,043	109,836
Tilly’s, Inc. - Class A	7,301	79,289
Winmark Corp.	1,140	181,260
Zumiez, Inc. (a)	10,452	200,365

		23,499,078

Technology Hardware, Storage & Peripherals—0.3%
3D Systems Corp. (a) (b)	50,283	511,378
Cray, Inc. (a)	19,290	416,471
Diebold Nixdorf, Inc. (b)	35,435	88,233
Electronics for Imaging, Inc. (a) (b)	18,879	468,199
Immersion Corp. (a)	14,029	125,700
Stratasys, Ltd. (a)	23,667	426,243
USA Technologies, Inc. (a)	23,924	93,064

		2,129,288

Textiles, Apparel & Luxury Goods—0.8%
Crocs, Inc. (a) (c)	28,518	740,898
Culp, Inc.	4,697	88,774
Deckers Outdoor Corp. (a)	12,597	1,611,786
Fossil Group, Inc. (a) (b)	20,656	324,919
G-III Apparel Group, Ltd. (a)	18,501	515,993
Movado Group, Inc.	7,984	252,454
Oxford Industries, Inc.	7,657	543,953
Steven Madden, Ltd. (b)	38,178	1,155,266
Unifi, Inc. (a)	7,892	180,253
Wolverine World Wide, Inc. (b)	39,246	1,251,555

		6,665,851

Thrifts & Mortgage Finance—2.2%
Axos Financial, Inc. (a) (b)	27,157	683,813
Beneficial Bancorp, Inc.	32,692	467,169
Bridgewater Bancshares, Inc. (a)	11,530	121,642
BSB Bancorp, Inc. (a)	4,295	120,518
Capitol Federal Financial, Inc.	59,838	764,131
Columbia Financial, Inc. (a)	20,912	319,744
Dime Community Bancshares, Inc.	15,501	263,207
Essent Group, Ltd. (a)	41,392	1,414,779
Federal Agricultural Mortgage Corp. - Class C	4,263	257,656
First Defiance Financial Corp.	10,076	246,963
Flagstar Bancorp, Inc. (a)	12,717	335,729
Hingham Institution for Savings	716	141,582
Home Bancorp, Inc.	3,086	109,244

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Thrifts & Mortgage Finance—(Continued)
HomeStreet, Inc. (a)	12,382	$262,870
Kearny Financial Corp.	41,863	536,684
LendingTree, Inc. (a) (b)	3,578	785,621
Merchants Bancorp	7,914	157,963
Meridian Bancorp, Inc.	23,292	333,541
Meta Financial Group, Inc.	12,654	245,361
MGIC Investment Corp. (a)	157,311	1,645,473
Mr Cooper Group, Inc. (a)	33,464	390,525
NMI Holdings, Inc. - Class A (a)	27,711	494,641
Northfield Bancorp, Inc.	19,366	262,409
Northwest Bancshares, Inc. (b)	41,735	706,991
OceanFirst Financial Corp.	22,048	496,300
Oritani Financial Corp.	16,857	248,641
PCSB Financial Corp.	6,336	123,932
PennyMac Financial Services, Inc.	7,331	155,857
Provident Financial Services, Inc.	29,105	702,304
Radian Group, Inc.	93,977	1,537,464
Southern Missouri Bancorp, Inc.	3,592	121,769
Territorial Bancorp, Inc.	3,955	102,751
TrustCo Bank Corp.	42,750	293,265
United Community Financial Corp.	24,319	215,223
United Financial Bancorp, Inc.	21,901	321,945
Walker & Dunlop, Inc.	12,545	542,571
Washington Federal, Inc.	37,662	1,005,952
Waterstone Financial, Inc.	10,900	182,684
Western New England Bancorp, Inc.	13,397	134,506
WSFS Financial Corp.	14,223	539,194

		17,792,614

Tobacco—0.1%
22nd Century Group, Inc. (a) (b)	55,642	138,549
Turning Point Brands, Inc. (b)	4,000	108,880
Universal Corp.	10,254	555,254
Vector Group, Ltd. (b)	41,836	407,064

		1,209,747

Trading Companies & Distributors—1.2%
Aircastle, Ltd.	23,576	406,450
Applied Industrial Technologies, Inc.	16,061	866,330
Beacon Roofing Supply, Inc. (a) (b)	28,344	899,072
BMC Stock Holdings, Inc. (a)	31,129	481,877
CAI International, Inc. (a)	8,107	188,326
DXP Enterprises, Inc. (a)	6,978	194,267
GATX Corp. (b)	16,296	1,153,920
GMS, Inc. (a)	14,993	222,796
H&E Equipment Services, Inc.	15,412	314,713
Herc Holdings, Inc. (a)	11,071	287,735
Kaman Corp.	11,410	639,987
Lawson Products, Inc. (a)	3,183	100,583
MRC Global, Inc. (a)	38,704	473,350
Nexeo Solutions, Inc. (a)	13,514	116,085
NOW, Inc. (a) (b)	51,271	596,794
Rush Enterprises, Inc. - Class A	12,945	446,343
SiteOne Landscape Supply, Inc. (a) (b)	17,769	982,093

Trading Companies & Distributors—(Continued)
Systemax, Inc.	5,954	142,241
Textainer Group Holdings, Ltd. (a)	11,532	114,859
Titan Machinery, Inc. (a)	9,306	122,374
Triton International, Ltd. (b)	21,253	660,331
Veritiv Corp. (a)	5,727	143,003

		9,553,529

Water Utilities—0.5%
American States Water Co.	15,588	1,045,020
AquaVenture Holdings, Ltd. (a)	5,135	97,000
Artesian Resources Corp. - Class A	3,766	131,321
Cadiz, Inc. (a) (b)	11,218	115,545
California Water Service Group	20,902	996,189
Connecticut Water Service, Inc.	4,908	328,198
Middlesex Water Co.	7,497	399,965
SJW Group	7,394	411,254
York Water Co. (The)	6,695	214,642

		3,739,134

Wireless Telecommunication Services—0.2%
Boingo Wireless, Inc. (a)	17,390	357,712
NII Holdings, Inc. (a) (b)	41,560	183,279
Shenandoah Telecommunications Co.	20,059	887,611
Spok Holdings, Inc.	8,518	112,949

		1,541,551

Total Common Stocks (Cost $633,122,869)		774,441,066

Mutual Fund—3.0%

Investment Company Security—3.0%
iShares Russell 2000 Index ETF (b) (Cost $26,864,095)	177,600	23,780,640

Rights—0.0%

Biotechnology—0.0%
Tobira Therapeutics, Inc., Expires 12/31/28 (a) (d) (e) (f)	4,660	37,093

Chemicals—0.0%
A. Schulman, Inc. (d)	12,704	24,265

Total Rights (Cost $24,544)		61,358

Short-Term Investments—1.0%

Discount Notes—0.1%
Federal Home Loan Bank 2.288%, 01/30/19 (g)	475,000	474,121
2.319%, 02/06/19 (g)	525,000	523,775

		997,896

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—0.9%
U.S. Treasury Bills 1.997%, 01/08/19 (g)	650,000	$649,753
2.231%, 01/22/19 (g)	5,650,000	5,642,671
2.305%, 01/29/19 (g)	200,000	199,631
2.334%, 02/21/19 (g)	800,000	797,330

		7,289,385

Total Short-Term Investments (Cost $8,286,989)		8,287,281

Securities Lending Reinvestments (h)—20.8%

Certificates of Deposit—13.1%
Bank of Nova Scotia 2.890%, SOFR + 0.430%, 05/16/19 (i)	3,000,000	2,999,998
3.072%, 3M LIBOR + 0.280%, 03/20/19 (i)	3,000,000	3,001,197
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (i)	5,000,000	4,999,525
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (i)	2,000,000	1,999,196
Canadian Imperial Bank of Commerce 2.740%, 1M LIBOR + 0.270%, 07/19/19 (i)	4,000,000	3,998,376
China Construction Bank Corp. 2.550%, 01/07/19	4,000,000	4,000,000
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (i)	1,000,000	1,000,003
2.642%, 1M LIBOR + 0.210%, 09/13/19 (i)	5,000,000	5,000,000
Credit Agricole S.A. 2.500%, 02/12/19	3,000,000	2,999,490
Credit Suisse AG 2.620%, 04/01/19	5,000,000	4,997,410
2.890%, SOFR + 0.430%, 05/02/19 (i)	1,000,000	999,988
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	6,947,412	6,992,860
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (i)	5,000,000	5,000,030
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (i)	1,000,000	1,000,006
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (i)	4,000,000	3,997,480
2.731%, 3M LIBOR + 0.190%, 02/01/19 (i)	1,500,000	1,499,664
2.810%, 1M LIBOR + 0.370%, 02/14/19 (i)	2,000,000	2,000,374
2.940%, SOFR + 0.480%, 06/12/19 (i)	1,000,000	999,894
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (i)	2,000,000	2,000,016
2.665%, 1M LIBOR + 0.210%, 09/17/19 (i)	8,000,000	7,991,816
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (i)	4,000,000	3,999,672
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (i)	3,000,000	2,998,668
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (i)	10,000,000	9,999,710
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (i)	5,000,000	4,999,775
2.822%, 1M LIBOR + 0.300%, 10/31/19 (i)	2,000,000	1,999,532

Certificates of Deposit—(Continued)
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (i)	7,000,000	6,993,336
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (i)	4,000,000	4,000,000
Wells Fargo Bank N.A. 2.730%, 3M LIBOR + 0.210%, 10/25/19 (i)	1,520,000	1,520,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (i)	1,500,000	1,499,991

		105,488,007

Commercial Paper—4.0%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (i)	4,000,000	3,998,892
Banco Santander S.A. 2.740%, 02/07/19	3,971,991	3,988,352
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (i)	2,000,000	2,000,000
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (i)	3,000,000	3,000,279
2.725%, 3M LIBOR + 0.110%, 05/10/19 (i)	3,000,000	2,999,646
Matchpoint Finance plc 2.890%, 05/08/19	3,941,879	3,957,012
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (i)	2,000,000	1,999,780
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (i)	5,000,000	5,001,225
Westpac Banking Corp. 2.659%, 3M LIBOR + 0.070%, 08/07/19 (i)	3,000,000	2,998,029
2.784%, 1M LIBOR + 0.280%, 05/24/19 (i)	2,000,000	1,999,920

		31,943,135

Repurchase Agreements—3.7%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $12,595,833; collateralized by various Common Stock with an aggregate market value of $13,752,292.	12,500,000	12,500,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $1,002,713; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $1,088,319.	1,000,000	$1,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $50,376; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $51,000.	50,000	50,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $300,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $306,000.	300,000	300,000

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $400,055; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $408,000.	400,000	$400,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $200,031; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $1,560,016; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $1,590,933.	1,559,738	1,559,738
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $3,526,297; collateralized by various Common Stock with an aggregate market value of $3,850,000.	3,500,000	3,500,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,015,027; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $3,000,427; collateralized by various Common Stock with an aggregate market value of $3,339,637.	3,000,000	3,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $5,000,711; collateralized by various Common Stock with an aggregate market value of $5,566,061.	5,000,000	5,000,000

		29,509,738

Total Securities Lending Reinvestments (Cost $166,972,046)		166,940,880

Total Investments—121.0% (Cost $835,270,543)		973,511,225
Other assets and liabilities (net)—(21.0)%		(168,672,124)

Net Assets—100.0%		$804,839,101

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $166,928,760 and the collateral received consisted of cash in the amount of $166,891,020 and non-cash collateral with a value of $3,439,662. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $2,747,289.
(d)	Illiquid security. As of December 31, 2018, these securities represent 0.0% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent less than 0.05% of net assets.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
Russell 2000 Index E-Mini Futures	03/15/19	42	USD	2,832,900	$(140,131)

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$10,064,012	$—	$—	$10,064,012
Air Freight & Logistics	2,596,871	—	—	2,596,871
Airlines	3,914,103	—	—	3,914,103
Auto Components	7,933,375	—	—	7,933,375
Automobiles	362,351	—	—	362,351
Banks	73,973,677	—	—	73,973,677
Beverages	2,139,650	—	—	2,139,650
Biotechnology	47,087,033	—	—	47,087,033
Building Products	9,505,712	—	—	9,505,712
Capital Markets	9,994,768	—	—	9,994,768
Chemicals	14,372,622	—	—	14,372,622
Commercial Services & Supplies	20,606,672	—	—	20,606,672
Communications Equipment	12,883,450	—	—	12,883,450
Construction & Engineering	8,050,135	—	—	8,050,135
Construction Materials	890,798	—	—	890,798
Consumer Finance	5,626,412	—	—	5,626,412
Containers & Packaging	867,616	—	—	867,616
Distributors	504,618	—	—	504,618
Diversified Consumer Services	7,368,889	—	—	7,368,889
Diversified Financial Services	1,323,927	—	—	1,323,927
Diversified Telecommunication Services	4,402,009	—	—	4,402,009
Electric Utilities	9,577,489	—	—	9,577,489
Electrical Equipment	5,815,543	—	—	5,815,543
Electronic Equipment, Instruments & Components	19,338,217	—	—	19,338,217
Energy Equipment & Services	9,254,560	—	—	9,254,560
Entertainment	4,812,143	—	—	4,812,143
Equity Real Estate Investment Trusts	52,535,930	—	—	52,535,930
Food & Staples Retailing	4,661,764	—	—	4,661,764
Food Products	9,554,028	—	—	9,554,028

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Gas Utilities	$9,286,267	$—	$—	$9,286,267
Health Care Equipment & Supplies	29,620,869	—	—	29,620,869
Health Care Providers & Services	15,393,664	—	—	15,393,664
Health Care Technology	9,182,888	—	—	9,182,888
Hotels, Restaurants & Leisure	22,970,498	—	—	22,970,498
Household Durables	11,499,191	—	—	11,499,191
Household Products	1,794,988	—	—	1,794,988
Independent Power and Renewable Electricity Producers	2,878,919	—	—	2,878,919
Industrial Conglomerates	575,349	—	—	575,349
Insurance	22,278,867	—	—	22,278,867
Interactive Media & Services	4,159,027	—	—	4,159,027
Internet & Direct Marketing Retail	7,589,154	—	—	7,589,154
IT Services	15,706,729	—	—	15,706,729
Leisure Products	3,127,282	—	—	3,127,282
Life Sciences Tools & Services	4,060,041	—	—	4,060,041
Machinery	28,874,304	—	—	28,874,304
Marine	911,032	—	—	911,032
Media	11,004,369	—	—	11,004,369
Metals & Mining	9,144,373	—	—	9,144,373
Mortgage Real Estate Investment Trusts	9,130,610	—	—	9,130,610
Multi-Utilities	4,306,265	—	—	4,306,265
Multiline Retail	2,282,538	—	—	2,282,538
Oil, Gas & Consumable Fuels	17,680,096	—	—	17,680,096
Paper & Forest Products	3,374,664	—	—	3,374,664
Personal Products	2,789,823	—	—	2,789,823
Pharmaceuticals	15,039,513	—	—	15,039,513
Professional Services	11,805,507	—	—	11,805,507
Real Estate Management & Development	4,487,438	—	—	4,487,438
Road & Rail	3,451,441	—	—	3,451,441
Semiconductors & Semiconductor Equipment	21,174,419	—	—	21,174,419
Software	42,711,775	—	—	42,711,775
Specialty Retail	23,499,078	—	—	23,499,078
Technology Hardware, Storage & Peripherals	2,129,288	—	—	2,129,288
Textiles, Apparel & Luxury Goods	6,665,851	—	—	6,665,851
Thrifts & Mortgage Finance	17,792,614	—	—	17,792,614
Tobacco	1,209,747	—	—	1,209,747
Trading Companies & Distributors	9,553,529	—	—	9,553,529
Water Utilities	3,739,134	—	—	3,739,134
Wireless Telecommunication Services	1,541,551	—	—	1,541,551
Total Common Stocks	774,441,066	—	—	774,441,066
Total Mutual Fund*	23,780,640	—	—	23,780,640
Total Rights*	—	24,265	37,093	61,358
Total Short-Term Investments*	—	8,287,281	—	8,287,281
Total Securities Lending Reinvestments*	—	166,940,880	—	166,940,880
Total Investments	$798,221,706	$175,252,426	$37,093	$973,511,225

Collateral for Securities Loaned (Liability)	$—	$(166,891,020)	$—	$(166,891,020)
Futures Contracts Futures Contracts (Unrealized Depreciation)	$(140,131)	$—	$—	$(140,131)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$973,511,225
Receivable for:
Investments sold	778,473
Fund shares sold	2,480,690
Dividends	1,420,194
Variation margin on futures contracts	17,015
Prepaid expenses	2,690

Total Assets	978,210,287
Liabilities
Due to custodian	8,371
Collateral for securities loaned	166,891,020
Payables for:
Investments purchased	5,452,015
Fund shares redeemed	418,667
Accrued Expenses:
Management fees	174,589
Distribution and service fees	83,380
Deferred trustees’ fees	111,916
Other expenses	231,228

Total Liabilities	173,371,186

Net Assets	$804,839,101

Net Assets Consist of:
Paid in surplus	$574,779,317
Distributable earnings (Accumulated losses)	230,059,784

Net Assets	$804,839,101

Net Assets
Class A	$441,456,226
Class B	205,813,862
Class E	21,876,667
Class G	135,692,346
Capital Shares Outstanding*
Class A	24,344,069
Class B	11,652,249
Class E	1,214,898
Class G	7,714,543
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.13
Class B	17.66
Class E	18.01
Class G	17.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $835,270,543.
(b)	Includes securities loaned at value of $166,928,760.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$11,538,025
Non-cash dividends	925,824
Interest	182,231
Securities lending income	1,661,989

Total investment income	14,308,069
Expenses
Management fees	2,422,681
Administration fees	38,644
Custodian and accounting fees	111,876
Distribution and service fees—Class B	628,032
Distribution and service fees—Class E	41,577
Distribution and service fees—Class G	468,911
Audit and tax services	48,334
Legal	45,316
Trustees’ fees and expenses	33,734
Shareholder reporting	176,084
Insurance	6,208
Miscellaneous	115,368

Total expenses	4,136,765
Less management fee waiver	(23,794)

Net expenses	4,112,971

Net Investment Income	10,195,098

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	86,242,648
Futures contracts	726,780
Foreign currency transactions	(105)

Net realized gain	86,969,323

Net change in unrealized depreciation on:
Investments	(191,124,375)
Futures contracts	(271,123)

Net change in unrealized depreciation	(191,395,498)

Net realized and unrealized loss	(104,426,175)

Net Decrease in Net Assets From Operations	$(94,231,077)

(a)	Net of foreign withholding taxes of $5,865.

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,195,098	$10,169,485
Net realized gain	86,969,323	63,371,248
Net change in unrealized appreciation (depreciation)	(191,395,498)	56,533,733

Increase (decrease) in net assets from operations	(94,231,077)	130,074,466

From Distributions to Shareholders (a)
Class A	(41,433,317)	(26,918,576)
Class B	(19,552,744)	(12,944,359)
Class E	(2,137,411)	(1,425,044)
Class G	(12,083,917)	(7,733,615)

Total distributions	(75,207,389)	(49,021,594)

Decrease in net assets from capital share transactions	(10,258,796)	(29,700,774)

Total increase (decrease) in net assets	(179,697,262)	51,352,098

Net Assets
Beginning of period	984,536,363	933,184,265

End of period	$804,839,101	$984,536,363 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	2,089,324	$45,001,947	2,341,690	$48,037,267
Reinvestments	1,853,840	41,433,317	1,342,573	26,918,576
Redemptions	(4,238,089)	(93,485,795)	(4,450,174)	(91,944,147)

Net decrease	(294,925)	$(7,050,531)	(765,911)	$(16,988,304)

Class B
Sales	696,527	$14,021,234	745,990	$15,024,502
Reinvestments	896,915	19,552,744	660,427	12,944,359
Redemptions	(2,015,203)	(43,828,289)	(1,811,625)	(36,864,871)

Net decrease	(421,761)	$(10,254,311)	(405,208)	$(8,896,010)

Class E
Sales	146,139	$3,141,616	135,410	$2,776,996
Reinvestments	96,236	2,137,411	71,467	1,425,044
Redemptions	(338,328)	(7,307,187)	(278,255)	(5,722,889)

Net decrease	(95,953)	$(2,028,160)	(71,378)	$(1,520,849)

Class G
Sales	1,216,007	$25,584,159	1,014,353	$20,315,522
Reinvestments	556,606	12,083,917	395,986	7,733,615
Redemptions	(1,329,824)	(28,593,870)	(1,503,870)	(30,344,748)

Net increase (decrease)	442,789	$9,074,206	(93,531)	$(2,295,611)

Decrease derived from capital shares transactions		$(10,258,796)		$(29,700,774)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(6,289,158)	$(20,629,418)
Class B	(2,591,328)	(10,353,031)
Class E	(304,417)	(1,120,627)
Class G	(1,512,778)	(6,220,837)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $9,799,053 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.98	$20.22	$17.98	$20.11	$19.83

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.25	0.25 (b)	0.26	0.24
Net realized and unrealized gain (loss)	(2.34)	2.61	3.33	(0.98)	0.71

Total income (loss) from investment operations	(2.08)	2.86	3.58	(0.72)	0.95

Less Distributions
Distributions from net investment income	(0.25)	(0.26)	(0.26)	(0.25)	(0.23)
Distributions from net realized capital gains	(1.52)	(0.84)	(1.08)	(1.16)	(0.44)

Total distributions	(1.77)	(1.10)	(1.34)	(1.41)	(0.67)

Net Asset Value, End of Period	$18.13	$21.98	$20.22	$17.98	$20.11

Total Return (%) (c)	(10.97)	14.67	21.28	(4.27)	5.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	0.31	0.31	0.31	0.32
Net ratio of expenses to average net assets (%) (d)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.17	1.19	1.40 (b)	1.35	1.26
Portfolio turnover rate (%)	26	20	24	27	24
Net assets, end of period (in millions)	$441.5	$541.5	$513.7	$459.0	$488.3

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.45	$19.76	$17.60	$19.71	$19.45

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.19	0.20 (b)	0.21	0.19
Net realized and unrealized gain (loss)	(2.27)	2.55	3.25	(0.96)	0.69

Total income (loss) from investment operations	(2.07)	2.74	3.45	(0.75)	0.88

Less Distributions
Distributions from net investment income	(0.20)	(0.21)	(0.21)	(0.20)	(0.18)
Distributions from net realized capital gains	(1.52)	(0.84)	(1.08)	(1.16)	(0.44)

Total distributions	(1.72)	(1.05)	(1.29)	(1.36)	(0.62)

Net Asset Value, End of Period	$17.66	$21.45	$19.76	$17.60	$19.71

Total Return (%) (c)	(11.18)	14.39	20.96	(4.49)	4.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.56	0.56	0.56	0.57
Net ratio of expenses to average net assets (%) (d)	0.56	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	0.92	0.94	1.15 (b)	1.10	1.01
Portfolio turnover rate (%)	26	20	24	27	24
Net assets, end of period (in millions)	$205.8	$259.0	$246.6	$220.8	$240.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.84	$20.10	$17.88	$20.00	$19.72

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.21	0.22 (b)	0.23	0.21
Net realized and unrealized gain (loss)	(2.31)	2.60	3.31	(0.98)	0.71

Total income (loss) from investment operations	(2.09)	2.81	3.53	(0.75)	0.92

Less Distributions
Distributions from net investment income	(0.22)	(0.23)	(0.23)	(0.21)	(0.20)
Distributions from net realized capital gains	(1.52)	(0.84)	(1.08)	(1.16)	(0.44)

Total distributions	(1.74)	(1.07)	(1.31)	(1.37)	(0.64)

Net Asset Value, End of Period	$18.01	$21.84	$20.10	$17.88	$20.00

Total Return (%) (c)	(11.08)	14.50	21.09	(4.39)	4.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	0.46	0.46	0.46	0.47
Net ratio of expenses to average net assets (%) (d)	0.46	0.46	0.46	0.46	0.46
Ratio of net investment income to average net assets (%)	1.01	1.04	1.25 (b)	1.19	1.10
Portfolio turnover rate (%)	26	20	24	27	24
Net assets, end of period (in millions)	$21.9	$28.6	$27.8	$25.0	$28.7

	Class G
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.37	$19.70	$17.54	$19.65	$19.40

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.18	0.19 (b)	0.20	0.18
Net realized and unrealized gain (loss)	(2.26)	2.54	3.24	(0.96)	0.69

Total income (loss) from investment operations	(2.07)	2.72	3.43	(0.76)	0.87

Less Distributions
Distributions from net investment income	(0.19)	(0.21)	(0.19)	(0.19)	(0.18)
Distributions from net realized capital gains	(1.52)	(0.84)	(1.08)	(1.16)	(0.44)

Total distributions	(1.71)	(1.05)	(1.27)	(1.35)	(0.62)

Net Asset Value, End of Period	$17.59	$21.37	$19.70	$17.54	$19.65

Total Return (%) (c)	(11.20)	14.30	20.92	(4.54)	4.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.61	0.61	0.61	0.62
Net ratio of expenses to average net assets (%) (d)	0.61	0.61	0.61	0.61	0.61
Ratio of net investment income to average net assets (%)	0.88	0.89	1.10 (b)	1.04	0.96
Portfolio turnover rate (%)	26	20	24	27	24
Net assets, end of period (in millions)	$135.7	$155.4	$145.1	$131.0	$144.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

current rate of interest charged by the Custodian for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2018, the Portfolio had a payment of $8,371 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2018. The Portfolio’s average overdraft advances during the year ended December 31, 2018 were not significant.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $29,509,738. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-30

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(148,697,481)	$—	$—	$—	$(148,697,481)
Mutual Funds	(18,193,539)	—	—	—	(18,193,539)
Total	$(166,891,020)	$—	$—	$—	$(166,891,020)
Total Borrowings	$(166,891,020)	$—	$—	$—	$(166,891,020)
Gross amount of recognized liabilities for securities lending transactions					$(166,891,020)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$140,131

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$726,780

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(271,123)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$7,706

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-31

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$242,730,226	$0	$290,966,621

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2018 were $2,422,681.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2018 were $339,716.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class E and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.15% of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$839,875,116
Gross unrealized appreciation	229,879,910
Gross unrealized depreciation	(96,243,801)

Net unrealized appreciation (depreciation)	$133,636,109

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$17,802,707	$10,697,682	$57,404,682	$38,323,913	$75,207,389	$49,021,595

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$10,052,786	$86,482,802	$133,636,109	$—	$230,171,697

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-34

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Russell 2000 Index Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Russell 2000 Index Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Russell 2000 Index Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-35

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-36

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-37

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-38

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-39

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

MetLife Russell 2000 Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Index, for the five-year period ended September 30, 2018, and underperformed its benchmark for the one-year and three-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-40

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, D, E, and G shares of the MetLife Stock Index Portfolio returned -4.60%, -4.83%, -4.69%, -4.72%, and -4.89%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned -4.38%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets ended the period down with outperformance in the middle of the year bracketed by underperformance during the first and fourth quarters. The main concerns during the year were slowing global growth, political unrest in Europe, a more hawkish Federal Reserve (the “Fed”), and continued fears about a global trade war. Equity markets were impacted as the 10-year Treasury yield reached its highest level since 2014, which was driven by a more hawkish Fed and higher than expected wage growth. Equity markets also feared the impact of President Trump’s plan to impose tariffs on steel and aluminum imports and Fed Chair Powell’s Congressional testimony during the first quarter where he hinted at the possibility of four rate hikes during the year. Other issues equity investors were concerned about included unrest in the Middle East, political uncertainty in Italy and the U.S. withdrawal from the Iran nuclear deal. In the middle of the year, equity markets rallied as trade negotiations eased concerns of a global trade war and leaders of North and South Korea met for the first time since 2007. Equity markets also reacted favorably after Fed Chair Powell made dovish comments in the third quarter during the Jackson Hole symposium and progress was made with trade negotiations with the European Union and the North American Free Trade Agreement. Equity markets underperformed again towards the end of the year on concerns about a weakening global economy, the partial U.S. government shut-down, and continued uncertainty surrounding Brexit.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and raised the target for the Federal Funds Rate four times from a range of 1.25%—1.50% to a range of 2.25%—2.50%. The FOMC stated that the labor market had continued to strengthen, and that economic activity had been rising at a strong rate. The FOMC also stated that job gains had been strong, and the unemployment rate had remained low.

Three of the eleven sectors comprising the S&P 500 Index experienced positive returns for the year. Health Care (13.7% beginning weight in the benchmark), up 6.5%, was the best-performing sector and had the largest positive impact on the portfolio return. Utilities (2.9% beginning weight), up 4.1%; and Consumer Discretionary (12.2% beginning weight), up 0.8%, were the next best-performing sectors. Energy (6.1% beginning weight), down 18.1%; Communication Services (2.1% beginning weight), down 14.7%; and Materials (3.0% beginning weight), down 14.6%, were the worst-performing sectors.

The stocks in the S&P 500 Index with the largest positive impact on the Portfolio return for the year were Merck, up 40.0%; Amazon, up 28.4%; and Microsoft, up 20.8% (all three were held throughout the entire year). The stocks with the largest negative impact were General Electric, down 55.4%; Facebook, down 25.7%; and Wells Fargo, down 21.8% (all three were held throughout the entire year).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending activity, Net Asset Value rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	-4.60	8.23	12.85	—
Class B	-4.83	7.96	12.57	—
Class D	-4.69	8.12	—	13.72
Class E	-4.72	8.07	12.68	—
Class G	-4.89	—	—	6.75
S&P 500 Index	-4.38	8.50	13.12	—

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Microsoft Corp.	3.7
Apple, Inc.	3.3
Amazon.com, Inc.	2.9
Berkshire Hathaway, Inc. - Class B	1.9
Johnson & Johnson	1.6
JPMorgan Chase & Co.	1.5
Alphabet, Inc. - Class C	1.5
Facebook, Inc. - Class A	1.5
Alphabet, Inc. - Class A	1.5
Exxon Mobil Corp.	1.4

Top Sectors

% of Net Assets
Information Technology	19.8
Health Care	15.3
Financials	14.1
Communication Services	10.0
Consumer Discretionary	9.8
Industrials	9.0
Consumer Staples	7.3
Energy	5.2
Utilities	3.3
Real Estate	2.9

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.26%	$1,000.00	$930.70	$1.27
	Hypothetical*	0.26%	$1,000.00	$1,023.90	$1.33

Class B (a)	Actual	0.51%	$1,000.00	$929.50	$2.48
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class D (a)	Actual	0.36%	$1,000.00	$930.10	$1.75
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class E (a)	Actual	0.41%	$1,000.00	$930.00	$1.99
	Hypothetical*	0.41%	$1,000.00	$1,023.14	$2.09

Class G (a)	Actual	0.56%	$1,000.00	$929.10	$2.72
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
Arconic, Inc.	122,407	$2,063,782
Boeing Co. (The)	150,313	48,475,942
General Dynamics Corp.	79,231	12,455,905
Harris Corp. (a)	33,487	4,509,025
Huntington Ingalls Industries, Inc.	12,225	2,326,540
L3 Technologies, Inc.	22,399	3,889,810
Lockheed Martin Corp.	70,428	18,440,868
Northrop Grumman Corp.	49,415	12,101,733
Raytheon Co.	80,994	12,420,430
Textron, Inc.	69,149	3,180,163
TransDigm Group, Inc. (a) (b)	13,812	4,696,909
United Technologies Corp.	230,986	24,595,389

		149,156,496

Air Freight & Logistics—0.6%
C.H. Robinson Worldwide, Inc. (a)	39,135	3,290,862
Expeditors International of Washington, Inc. (a)	49,121	3,344,649
FedEx Corp. (a)	69,000	11,131,770
United Parcel Service, Inc. - Class B	197,866	19,297,871

		37,065,152

Airlines—0.4%
Alaska Air Group, Inc. (a)	35,092	2,135,348
American Airlines Group, Inc. (a)	116,667	3,746,177
Delta Air Lines, Inc.	177,573	8,860,893
Southwest Airlines Co.	144,035	6,694,747
United Continental Holdings, Inc. (b)	65,139	5,454,089

		26,891,254

Auto Components—0.1%
Aptiv plc	74,987	4,616,950
BorgWarner, Inc.	59,277	2,059,283
Goodyear Tire & Rubber Co. (The)	66,317	1,353,530

		8,029,763

Automobiles—0.4%
Ford Motor Co. (a)	1,111,994	8,506,754
General Motors Co.	373,583	12,496,352
Harley-Davidson, Inc.	46,344	1,581,257

		22,584,363

Banks—5.6%
Bank of America Corp. (a)	2,597,714	64,007,673
BB&T Corp. (a)	219,327	9,501,246
Citigroup, Inc.	695,062	36,184,928
Citizens Financial Group, Inc.	133,173	3,959,233
Comerica, Inc.	46,021	3,161,182
Fifth Third Bancorp	186,596	4,390,604
First Republic Bank	46,612	4,050,583
Huntington Bancshares, Inc. (a)	302,124	3,601,318
JPMorgan Chase & Co.	946,453	92,392,742
KeyCorp	294,439	4,351,808
M&T Bank Corp. (a)	39,948	5,717,757
People’s United Financial, Inc. (a)	107,426	1,550,157
PNC Financial Services Group, Inc. (The)	131,327	15,353,440

Banks—(Continued)
Regions Financial Corp.	294,252	3,937,092
SunTrust Banks, Inc.	127,872	6,449,864
SVB Financial Group (b)	15,156	2,878,427
U.S. Bancorp	432,362	19,758,943
Wells Fargo & Co.	1,205,765	55,561,651
Zions Bancorp N.A.	54,698	2,228,397

		339,037,045

Beverages—1.9%
Brown-Forman Corp. - Class B (a)	47,328	2,251,866
Coca-Cola Co. (The)	1,090,310	51,626,179
Constellation Brands, Inc. - Class A	47,285	7,604,374
Molson Coors Brewing Co. - Class B	53,308	2,993,777
Monster Beverage Corp. (b)	113,313	5,577,266
PepsiCo, Inc.	401,750	44,385,340

		114,438,802

Biotechnology—2.6%
AbbVie, Inc. (a)	428,118	39,468,198
Alexion Pharmaceuticals, Inc. (b)	63,496	6,181,971
Amgen, Inc.	181,361	35,305,546
Biogen, Inc. (a) (b)	57,345	17,256,257
Celgene Corp. (b)	199,015	12,754,871
Gilead Sciences, Inc.	368,180	23,029,659
Incyte Corp. (a) (b)	50,271	3,196,733
Regeneron Pharmaceuticals, Inc. (b)	22,091	8,250,989
Vertex Pharmaceuticals, Inc. (b)	72,735	12,052,917

		157,497,141

Building Products—0.3%
A.O. Smith Corp.	40,952	1,748,650
Allegion plc (a)	27,054	2,156,474
Fortune Brands Home & Security, Inc.	40,245	1,528,908
Johnson Controls International plc	262,998	7,797,891
Masco Corp.	86,948	2,542,360

		15,774,283

Capital Markets—2.7%
Affiliated Managers Group, Inc.	14,991	1,460,723
Ameriprise Financial, Inc.	39,662	4,139,523
Bank of New York Mellon Corp. (The)	258,904	12,186,611
BlackRock, Inc.	34,563	13,577,038
Cboe Global Markets, Inc.	31,934	3,124,103
Charles Schwab Corp. (The)	342,076	14,206,416
CME Group, Inc. (a)	101,827	19,155,695
E*Trade Financial Corp.	72,359	3,175,113
Franklin Resources, Inc. (a)	84,699	2,512,172
Goldman Sachs Group, Inc. (The)	98,458	16,447,409
Intercontinental Exchange, Inc.	162,110	12,211,746
Invesco, Ltd. (a)	117,071	1,959,769
Moody’s Corp. (a)	47,443	6,643,918
Morgan Stanley	372,078	14,752,893
MSCI, Inc.	25,055	3,693,859
Nasdaq, Inc.	32,665	2,664,484
Northern Trust Corp.	63,012	5,267,173

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
Raymond James Financial, Inc.	36,702	$2,730,996
S&P Global, Inc.	71,409	12,135,245
State Street Corp.	108,020	6,812,821
T. Rowe Price Group, Inc. (a)	68,493	6,323,274

		165,180,981

Chemicals—2.1%
Air Products & Chemicals, Inc.	62,482	10,000,244
Albemarle Corp. (a)	30,227	2,329,595
Celanese Corp. (a)	38,069	3,425,068
CF Industries Holdings, Inc.	65,685	2,857,954
DowDuPont, Inc.	652,970	34,920,836
Eastman Chemical Co.	39,857	2,913,945
Ecolab, Inc.	72,351	10,660,920
FMC Corp.	38,325	2,834,517
International Flavors & Fragrances, Inc. (a)	28,828	3,870,736
Linde plc	156,837	24,472,845
LyondellBasell Industries NV - Class A	89,539	7,446,063
Mosaic Co. (The)	100,932	2,948,224
PPG Industries, Inc. (a)	68,274	6,979,651
Sherwin-Williams Co. (The)	23,450	9,226,637

		124,887,235

Commercial Services & Supplies—0.4%
Cintas Corp.	24,643	4,139,777
Copart, Inc. (b)	58,611	2,800,434
Republic Services, Inc. (a)	61,892	4,461,794
Rollins, Inc. (a)	41,920	1,513,312
Waste Management, Inc.	111,636	9,934,488

		22,849,805

Communications Equipment—1.1%
Arista Networks, Inc. (b)	14,813	3,121,099
Cisco Systems, Inc.	1,279,606	55,445,328
F5 Networks, Inc. (b)	17,255	2,795,827
Juniper Networks, Inc.	98,235	2,643,504
Motorola Solutions, Inc.	46,542	5,354,192

		69,359,950

Construction & Engineering—0.1%
Fluor Corp.	40,035	1,289,127
Jacobs Engineering Group, Inc.	34,028	1,989,277
Quanta Services, Inc. (a)	41,562	1,251,016

		4,529,420

Construction Materials—0.1%
Martin Marietta Materials, Inc. (a)	17,849	3,067,708
Vulcan Materials Co. (a)	37,582	3,713,101

		6,780,809

Consumer Finance—0.6%
American Express Co. (a)	199,369	19,003,853
Capital One Financial Corp.	134,808	10,190,137
Discover Financial Services	95,619	5,639,608

Consumer Finance—(Continued)
Synchrony Financial	188,195	4,415,055

		39,248,653

Containers & Packaging—0.3%
Avery Dennison Corp.	24,679	2,216,914
Ball Corp. (a)	96,537	4,438,771
International Paper Co.	115,275	4,652,499
Packaging Corp. of America	26,895	2,244,657
Sealed Air Corp. (a)	44,662	1,556,024
WestRock Co.	72,164	2,724,913

		17,833,778

Distributors—0.1%
Genuine Parts Co.	41,769	4,010,659
LKQ Corp. (a) (b)	90,564	2,149,084

		6,159,743

Diversified Consumer Services—0.0%
H&R Block, Inc. (a)	58,495	1,484,018

Diversified Financial Services—1.9%
Berkshire Hathaway, Inc. - Class B (b)	553,683	113,050,995
Jefferies Financial Group, Inc. (a)	79,996	1,388,730

		114,439,725

Diversified Telecommunication Services—2.1%
AT&T, Inc. (a)	2,071,408	59,117,984
CenturyLink, Inc. (a)	270,660	4,100,499
Verizon Communications, Inc.	1,176,022	66,115,957

		129,334,440

Electric Utilities—2.0%
Alliant Energy Corp. (a)	67,150	2,837,088
American Electric Power Co., Inc.	140,345	10,489,385
Duke Energy Corp.	202,894	17,509,752
Edison International (a)	92,729	5,264,225
Entergy Corp.	51,555	4,437,339
Evergy, Inc.	74,982	4,256,728
Eversource Energy (a)	90,189	5,865,893
Exelon Corp.	275,222	12,412,512
FirstEnergy Corp. (a)	138,285	5,192,602
NextEra Energy, Inc. (a)	136,029	23,644,561
PG&E Corp. (b)	147,621	3,505,999
Pinnacle West Capital Corp.	31,899	2,717,795
PPL Corp.	204,977	5,806,998
Southern Co. (The)	292,834	12,861,269
Xcel Energy, Inc. (a)	146,297	7,208,053

		124,010,199

Electrical Equipment—0.5%
AMETEK, Inc.	66,063	4,472,465
Eaton Corp. plc	123,351	8,469,280
Emerson Electric Co.	178,212	10,648,167
Rockwell Automation, Inc. (a)	34,348	5,168,687

		28,758,599

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—0.5%
Amphenol Corp. - Class A	85,761	$6,948,356
Corning, Inc.	227,803	6,881,929
FLIR Systems, Inc.	39,375	1,714,387
IPG Photonics Corp. (a) (b)	10,183	1,153,632
Keysight Technologies, Inc. (b)	53,344	3,311,595
TE Connectivity, Ltd.	97,631	7,383,833

		27,393,732

Energy Equipment & Services—0.5%
Baker Hughes a GE Co. (a)	146,116	3,141,494
Halliburton Co. (a)	249,333	6,627,271
Helmerich & Payne, Inc.	31,033	1,487,722
National Oilwell Varco, Inc. (a)	109,110	2,804,127
Schlumberger, Ltd.	394,131	14,220,247
TechnipFMC plc (a)	121,095	2,371,040

		30,651,901

Entertainment—2.0%
Activision Blizzard, Inc. (a)	217,173	10,113,747
Electronic Arts, Inc. (b)	85,989	6,785,392
Netflix, Inc. (a) (b)	124,115	33,220,621
Take-Two Interactive Software, Inc. (a) (b)	32,409	3,336,182
Twenty-First Century Fox, Inc. - Class A	300,827	14,475,795
Twenty-First Century Fox, Inc. - Class B	138,634	6,623,933
Viacom, Inc. - Class B	100,592	2,585,214
Walt Disney Co. (The) (a)	423,694	46,458,047

		123,598,931

Equity Real Estate Investment Trusts—2.9%
Alexandria Real Estate Equities, Inc.	30,604	3,526,805
American Tower Corp.	125,368	19,831,964
Apartment Investment & Management Co. - Class A	44,298	1,943,796
AvalonBay Communities, Inc.	39,340	6,847,127
Boston Properties, Inc.	43,956	4,947,248
Crown Castle International Corp.	118,071	12,826,053
Digital Realty Trust, Inc. (a)	58,710	6,255,550
Duke Realty Corp.	101,982	2,641,334
Equinix, Inc.	22,880	8,066,573
Equity Residential	104,862	6,921,941
Essex Property Trust, Inc.	18,803	4,610,684
Extra Space Storage, Inc.	36,008	3,258,004
Federal Realty Investment Trust	21,022	2,481,437
HCP, Inc.	135,898	3,795,631
Host Hotels & Resorts, Inc.	211,200	3,520,704
Iron Mountain, Inc. (a)	81,461	2,640,151
Kimco Realty Corp. (a)	119,933	1,757,018
Macerich Co. (The) (a)	30,108	1,303,074
Mid-America Apartment Communities, Inc.	32,400	3,100,680
Prologis, Inc. (a)	179,172	10,520,980
Public Storage	42,679	8,638,656
Realty Income Corp. (a)	83,993	5,294,919
Regency Centers Corp.	48,225	2,829,843
SBA Communications Corp. (b)	32,253	5,221,438
Simon Property Group, Inc.	88,030	14,788,160
SL Green Realty Corp.	24,269	1,919,193
UDR, Inc.	78,423	3,107,119

Equity Real Estate Investment Trusts—(Continued)
Ventas, Inc.	101,455	5,944,248
Vornado Realty Trust	49,283	3,057,024
Welltower, Inc.	106,913	7,420,831
Weyerhaeuser Co.	213,231	4,661,230

		173,679,415

Food & Staples Retailing—1.5%
Costco Wholesale Corp.	124,720	25,406,711
Kroger Co. (The) (a)	227,120	6,245,800
Sysco Corp.	136,103	8,528,214
Walgreens Boots Alliance, Inc. (a)	228,806	15,634,314
Walmart, Inc.	405,167	37,741,306

		93,556,345

Food Products—1.1%
Archer-Daniels-Midland Co.	159,566	6,537,419
Campbell Soup Co. (a)	54,833	1,808,941
Conagra Brands, Inc.	138,211	2,952,187
General Mills, Inc. (a)	169,694	6,607,884
Hershey Co. (The)	39,913	4,277,875
Hormel Foods Corp. (a)	77,597	3,311,840
J.M. Smucker Co. (The) (a)	32,377	3,026,926
Kellogg Co. (a)	72,099	4,110,364
Kraft Heinz Co. (The) (a)	177,003	7,618,209
Lamb Weston Holdings, Inc.	41,683	3,066,201
McCormick & Co., Inc. (a)	34,657	4,825,641
Mondelez International, Inc. - Class A	413,779	16,563,573
Tyson Foods, Inc. - Class A	83,989	4,485,013

		69,192,073

Health Care Equipment & Supplies—3.3%
Abbott Laboratories	499,874	36,155,886
ABIOMED, Inc. (b)	12,819	4,166,688
Align Technology, Inc. (a) (b)	20,716	4,338,552
Baxter International, Inc.	140,852	9,270,879
Becton Dickinson & Co.	76,350	17,203,182
Boston Scientific Corp. (b)	393,846	13,918,518
Cooper Cos., Inc. (The) (a)	13,986	3,559,437
Danaher Corp.	175,547	18,102,407
DENTSPLY SIRONA, Inc.	63,339	2,356,844
Edwards Lifesciences Corp. (b)	59,498	9,113,309
Hologic, Inc. (b)	76,674	3,151,301
IDEXX Laboratories, Inc. (a) (b)	24,543	4,565,489
Intuitive Surgical, Inc. (b)	32,503	15,566,337
Medtronic plc	382,247	34,769,187
ResMed, Inc.	40,557	4,618,225
Stryker Corp.	88,394	13,855,759
Varian Medical Systems, Inc. (b)	25,933	2,938,468
Zimmer Biomet Holdings, Inc. (a)	58,054	6,021,361

		203,671,829

Health Care Providers & Services—3.1%
AmerisourceBergen Corp. (a)	44,636	3,320,919
Anthem, Inc.	73,613	19,332,982
Cardinal Health, Inc.	84,797	3,781,946

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Centene Corp. (b)	58,447	$6,738,939
Cigna Corp.	108,375	20,582,563
CVS Health Corp.	368,060	24,115,291
DaVita, Inc. (b)	35,903	1,847,568
HCA Healthcare, Inc.	76,403	9,508,353
Henry Schein, Inc. (a) (b)	43,385	3,406,590
Humana, Inc.	39,045	11,185,612
Laboratory Corp. of America Holdings (b)	28,717	3,628,680
McKesson Corp.	55,606	6,142,795
Quest Diagnostics, Inc. (a)	38,728	3,224,881
UnitedHealth Group, Inc.	273,807	68,210,800
Universal Health Services, Inc. - Class B (a)	24,265	2,828,328
WellCare Health Plans, Inc. (a) (b)	14,229	3,359,325

		191,215,572

Health Care Technology—0.1%
Cerner Corp. (b)	93,776	4,917,613

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.	113,960	5,618,228
Chipotle Mexican Grill, Inc. (a) (b)	6,960	3,005,258
Darden Restaurants, Inc.	35,323	3,527,355
Hilton Worldwide Holdings, Inc.	84,407	6,060,423
Marriott International, Inc. - Class A (a)	80,584	8,748,199
McDonald’s Corp.	219,411	38,960,811
MGM Resorts International (a)	142,544	3,458,118
Norwegian Cruise Line Holdings, Ltd. (b)	62,607	2,653,911
Royal Caribbean Cruises, Ltd.	48,776	4,769,805
Starbucks Corp.	353,090	22,738,996
Wynn Resorts, Ltd.	27,854	2,755,039
Yum! Brands, Inc. (a)	88,885	8,170,309

		110,466,452

Household Durables—0.3%
DR Horton, Inc.	97,454	3,377,756
Garmin, Ltd.	34,391	2,177,638
Leggett & Platt, Inc. (a)	37,118	1,330,309
Lennar Corp. - Class A (a)	83,260	3,259,629
Mohawk Industries, Inc. (a) (b)	17,950	2,099,432
Newell Brands, Inc. (a)	122,228	2,272,218
PulteGroup, Inc.	73,541	1,911,331
Whirlpool Corp.	18,161	1,940,866

		18,369,179

Household Products—1.7%
Church & Dwight Co., Inc. (a)	70,081	4,608,527
Clorox Co. (The) (a)	36,331	5,600,060
Colgate-Palmolive Co.	246,849	14,692,453
Kimberly-Clark Corp.	98,562	11,230,154
Procter & Gamble Co. (The)	709,085	65,179,093

		101,310,287

Independent Power and Renewable Electricity Producers—0.1%
AES Corp. (a)	188,497	2,725,667
NRG Energy, Inc.	82,517	3,267,673

		5,993,340

Industrial Conglomerates—1.4%
3M Co.	165,726	31,577,432
General Electric Co.	2,475,590	18,740,216
Honeywell International, Inc.	210,695	27,837,023
Roper Technologies, Inc.	29,438	7,845,816

		86,000,487

Insurance—2.3%
Aflac, Inc.	216,669	9,871,440
Allstate Corp. (The)	98,032	8,100,384
American International Group, Inc. (a)	251,781	9,922,689
Aon plc	68,547	9,963,992
Arthur J. Gallagher & Co.	52,269	3,852,225
Assurant, Inc.	14,835	1,326,842
Brighthouse Financial, Inc. (a) (b) (c)	33,755	1,028,852
Chubb, Ltd.	131,151	16,942,086
Cincinnati Financial Corp. (a)	43,075	3,334,867
Everest Re Group, Ltd. (a)	11,569	2,519,266
Hartford Financial Services Group, Inc. (The)	102,100	4,538,345
Lincoln National Corp.	60,794	3,119,340
Loews Corp.	78,691	3,582,014
Marsh & McLennan Cos., Inc.	143,361	11,433,040
MetLife, Inc. (a) (c)	280,866	11,532,358
Principal Financial Group, Inc.	74,919	3,309,172
Progressive Corp. (The)	165,957	10,012,186
Prudential Financial, Inc.	117,545	9,585,795
Torchmark Corp.	29,206	2,176,723
Travelers Cos., Inc. (The)	75,389	9,027,833
Unum Group	62,258	1,829,140
Willis Towers Watson plc (a)	36,982	5,616,087

		142,624,676

Interactive Media & Services—4.5%
Alphabet, Inc. - Class A (b)	85,091	88,916,691
Alphabet, Inc. - Class C (b) (d)	87,565	90,683,190
Facebook, Inc. - Class A (b)	683,772	89,635,671
TripAdvisor, Inc. (b)	29,141	1,571,866
Twitter, Inc. (a) (b)	205,828	5,915,497

		276,722,915

Internet & Direct Marketing Retail—3.4%
Amazon.com, Inc. (b)	116,900	175,580,293
Booking Holdings, Inc. (b)	13,187	22,713,553
eBay, Inc. (b)	257,590	7,230,551
Expedia Group, Inc. (a)	33,718	3,798,333

		209,322,730

IT Services—4.7%
Accenture plc - Class A	181,426	25,582,880
Akamai Technologies, Inc. (b)	46,353	2,831,241
Alliance Data Systems Corp. (a)	13,334	2,001,167
Automatic Data Processing, Inc.	124,584	16,335,454
Broadridge Financial Solutions, Inc.	33,229	3,198,291
Cognizant Technology Solutions Corp. - Class A	164,798	10,461,377
DXC Technology Co.	79,723	4,238,872
Fidelity National Information Services, Inc.	93,207	9,558,378

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Fiserv, Inc. (b)	113,409	$8,334,427
FleetCor Technologies, Inc. (a) (b)	25,238	4,687,201
Gartner, Inc. (a) (b)	25,869	3,307,093
Global Payments, Inc. (a)	45,029	4,643,841
International Business Machines Corp. (a)	258,654	29,401,200
Jack Henry & Associates, Inc.	22,000	2,783,440
MasterCard, Inc. - Class A	258,607	48,786,210
Paychex, Inc. (a)	90,957	5,925,849
PayPal Holdings, Inc. (b)	335,375	28,201,684
Total System Services, Inc.	47,771	3,883,305
VeriSign, Inc. (b)	30,278	4,489,925
Visa, Inc. - Class A (a)	500,133	65,987,548
Western Union Co. (The) (a)	126,028	2,150,038

		286,789,421

Leisure Products—0.1%
Hasbro, Inc. (a)	33,125	2,691,406
Mattel, Inc. (a) (b)	98,234	981,358

		3,672,764

Life Sciences Tools & Services—1.0%
Agilent Technologies, Inc.	90,725	6,120,308
Illumina, Inc. (b)	41,838	12,548,471
IQVIA Holdings, Inc. (b)	45,093	5,238,454
Mettler-Toledo International, Inc. (a) (b)	7,129	4,032,020
PerkinElmer, Inc. (a)	31,660	2,486,893
Thermo Fisher Scientific, Inc.	114,578	25,641,411
Waters Corp. (a) (b)	21,558	4,066,917

		60,134,474

Machinery—1.5%
Caterpillar, Inc.	167,952	21,341,661
Cummins, Inc.	42,042	5,618,493
Deere & Co.	91,552	13,656,812
Dover Corp. (a)	41,648	2,954,926
Flowserve Corp. (a)	37,243	1,415,979
Fortive Corp. (a)	83,644	5,659,353
Illinois Tool Works, Inc.	86,880	11,006,827
Ingersoll-Rand plc	69,917	6,378,528
PACCAR, Inc. (a)	99,453	5,682,744
Parker-Hannifin Corp.	37,668	5,617,805
Pentair plc (a)	45,456	1,717,328
Snap-on, Inc. (a)	15,848	2,302,556
Stanley Black & Decker, Inc.	42,994	5,148,101
Xylem, Inc.	51,149	3,412,661

		91,913,774

Media—1.3%
CBS Corp. - Class B (a)	95,829	4,189,644
Charter Communications, Inc. - Class A (b)	50,168	14,296,375
Comcast Corp. - Class A	1,292,157	43,997,946
Discovery, Inc. - Class A (a) (b)	44,610	1,103,651
Discovery, Inc. - Class C (a) (b)	102,530	2,366,392
DISH Network Corp. - Class A (b)	65,244	1,629,143
Interpublic Group of Cos., Inc. (The) (a)	109,391	2,256,736

Media—(Continued)
News Corp. - Class A (a)	109,636	1,244,369
News Corp. - Class B (a)	35,226	406,860
Omnicom Group, Inc. (a)	63,783	4,671,467

		76,162,583

Metals & Mining—0.2%
Freeport-McMoRan, Inc. (a)	412,412	4,251,968
Newmont Mining Corp. (a)	151,601	5,252,974
Nucor Corp. (a)	89,349	4,629,172

		14,134,114

Multi-Utilities—1.1%
Ameren Corp.	69,529	4,535,377
CenterPoint Energy, Inc.	142,645	4,026,868
CMS Energy Corp.	80,639	4,003,726
Consolidated Edison, Inc.	88,650	6,778,179
Dominion Energy, Inc. (a)	186,840	13,351,586
DTE Energy Co. (a)	51,778	5,711,113
NiSource, Inc. (a)	103,396	2,621,089
Public Service Enterprise Group, Inc.	143,857	7,487,757
SCANA Corp.	40,591	1,939,438
Sempra Energy (a)	77,887	8,426,595
WEC Energy Group, Inc. (a)	89,802	6,219,687

		65,101,415

Multiline Retail—0.5%
Dollar General Corp. (a)	74,820	8,086,546
Dollar Tree, Inc. (b)	67,729	6,117,283
Kohl’s Corp. (a)	46,997	3,117,781
Macy’s, Inc. (a)	87,508	2,605,988
Nordstrom, Inc. (a)	32,383	1,509,372
Target Corp. (a)	148,520	9,815,687

		31,252,657

Oil, Gas & Consumable Fuels—4.7%
Anadarko Petroleum Corp.	143,524	6,292,092
Apache Corp. (a)	108,022	2,835,577
Cabot Oil & Gas Corp. (a)	122,719	2,742,770
Chevron Corp.	543,830	59,163,266
Cimarex Energy Co. (a)	27,214	1,677,743
Concho Resources, Inc. (b)	56,994	5,858,413
ConocoPhillips	327,657	20,429,414
Devon Energy Corp.	133,255	3,003,568
Diamondback Energy, Inc.	43,898	4,069,345
EOG Resources, Inc. (a)	165,047	14,393,749
Exxon Mobil Corp.	1,204,993	82,168,473
Hess Corp. (a)	70,826	2,868,453
HollyFrontier Corp. (a)	45,370	2,319,314
Kinder Morgan, Inc.	540,204	8,308,337
Marathon Oil Corp.	236,591	3,392,715
Marathon Petroleum Corp.	196,625	11,602,841
Newfield Exploration Co. (b)	57,024	835,972
Noble Energy, Inc. (a)	136,556	2,561,791
Occidental Petroleum Corp.	214,889	13,189,887
ONEOK, Inc. (a)	117,078	6,316,358

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Phillips 66 (a)	120,742	$10,401,923
Pioneer Natural Resources Co.	48,516	6,380,824
Valero Energy Corp.	120,763	9,053,602
Williams Cos., Inc. (The)	344,535	7,596,997

		287,463,424

Personal Products—0.1%
Coty, Inc. - Class A	128,259	841,379
Estee Lauder Cos., Inc. (The) - Class A (a)	62,586	8,142,439

		8,983,818

Pharmaceuticals—5.1%
Allergan plc	90,236	12,060,944
Bristol-Myers Squibb Co.	464,543	24,146,945
Eli Lilly & Co.	268,332	31,051,379
Johnson & Johnson	763,324	98,506,962
Merck & Co., Inc.	740,099	56,550,964
Mylan NV (b)	146,754	4,021,060
Nektar Therapeutics (a) (b)	49,262	1,619,242
Perrigo Co. plc (a)	35,573	1,378,454
Pfizer, Inc.	1,645,194	71,812,718
Zoetis, Inc.	136,742	11,696,911

		312,845,579

Professional Services—0.3%
Equifax, Inc.	34,317	3,195,942
IHS Markit, Ltd. (b)	102,087	4,897,113
Nielsen Holdings plc	101,032	2,357,077
Robert Half International, Inc. (a)	34,573	1,977,576
Verisk Analytics, Inc. (a) (b)	46,853	5,108,851

		17,536,559

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (b)	90,227	3,612,689

Road & Rail—1.0%
CSX Corp.	228,315	14,185,211
J.B. Hunt Transport Services, Inc. (a)	24,858	2,312,788
Kansas City Southern	28,944	2,762,705
Norfolk Southern Corp. (a)	77,513	11,591,294
Union Pacific Corp.	209,700	28,986,831

		59,838,829

Semiconductors & Semiconductor Equipment—3.7%
Advanced Micro Devices, Inc. (a) (b)	250,310	4,620,723
Analog Devices, Inc. (a)	105,352	9,042,362
Applied Materials, Inc.	279,771	9,159,702
Broadcom, Inc.	117,672	29,921,636
Intel Corp.	1,298,970	60,960,662
KLA-Tencor Corp.	43,567	3,898,811
Lam Research Corp. (a)	44,167	6,014,220
Maxim Integrated Products, Inc. (a)	78,855	4,009,777
Microchip Technology, Inc. (a)	67,313	4,841,151
Micron Technology, Inc. (a) (b)	318,793	10,115,302
NVIDIA Corp.	173,614	23,177,469

Semiconductors & Semiconductor Equipment—(Continued)
Qorvo, Inc. (a) (b)	35,549	2,158,891
QUALCOMM, Inc.	344,996	19,633,722
Skyworks Solutions, Inc. (a)	50,527	3,386,320
Texas Instruments, Inc.	273,382	25,834,599
Xilinx, Inc.	72,019	6,133,858

		222,909,205

Software—6.1%
Adobe, Inc. (b)	138,929	31,431,297
ANSYS, Inc. (a) (b)	23,782	3,399,399
Autodesk, Inc. (b)	62,333	8,016,647
Cadence Design Systems, Inc. (b)	80,301	3,491,487
Citrix Systems, Inc.	36,437	3,733,335
Fortinet, Inc. (a) (b)	41,216	2,902,843
Intuit, Inc.	73,867	14,540,719
Microsoft Corp.	2,199,744	223,427,998
Oracle Corp.	725,230	32,744,135
Red Hat, Inc. (b)	50,308	8,836,097
Salesforce.com, Inc. (b)	217,728	29,822,204
Symantec Corp.	181,835	3,435,772
Synopsys, Inc. (b)	42,482	3,578,684

		369,360,617

Specialty Retail—2.3%
Advance Auto Parts, Inc.	20,747	3,266,823
AutoZone, Inc. (a) (b)	7,177	6,016,766
Best Buy Co., Inc. (a)	66,633	3,528,884
CarMax, Inc. (a) (b)	49,699	3,117,618
Foot Locker, Inc.	32,700	1,739,640
Gap, Inc. (The) (a)	60,794	1,566,053
Home Depot, Inc. (The)	321,478	55,236,350
L Brands, Inc. (a)	64,992	1,668,345
Lowe’s Cos., Inc.	228,531	21,107,123
O’Reilly Automotive, Inc. (b)	22,799	7,850,380
Ross Stores, Inc.	106,264	8,841,165
Tiffany & Co. (a)	30,877	2,485,907
TJX Cos., Inc. (The)	352,215	15,758,099
Tractor Supply Co.	34,742	2,898,872
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	16,037	3,926,499

		139,008,524

Technology Hardware, Storage & Peripherals—3.8%
Apple, Inc. (a)	1,283,069	202,391,304
Hewlett Packard Enterprise Co. (a)	405,003	5,350,089
HP, Inc.	450,373	9,214,631
NetApp, Inc.	71,689	4,277,683
Seagate Technology plc (a)	74,125	2,860,484
Western Digital Corp. (a)	82,373	3,045,330
Xerox Corp.	59,001	1,165,860

		228,305,381

Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc.	102,669	1,286,443
Michael Kors Holdings, Ltd. (b)	42,758	1,621,383
NIKE, Inc. - Class B	362,330	26,863,146

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
PVH Corp.	21,555	$2,003,537
Ralph Lauren Corp.	15,528	1,606,527
Tapestry, Inc.	82,479	2,783,666
Under Armour, Inc. - Class A (a) (b)	53,397	943,525
Under Armour, Inc. - Class C (b)	54,746	885,243
VF Corp.	92,607	6,606,584

		44,600,054

Tobacco—0.9%
Altria Group, Inc.	534,799	26,413,723
Philip Morris International, Inc.	442,436	29,537,027

		55,950,750

Trading Companies & Distributors—0.2%
Fastenal Co. (a)	81,699	4,272,041
United Rentals, Inc. (a) (b)	23,083	2,366,700
WW Grainger, Inc.	12,984	3,666,162

		10,304,903

Water Utilities—0.1%
American Water Works Co., Inc.	51,401	4,665,669

Total Common Stocks (Cost $3,189,391,339)		5,988,566,334

Mutual Fund—1.0%

Investment Company Security—1.0%
SPDR S&P 500 ETF Trust (a) (Cost $59,807,620)	237,000	59,231,040

Short-Term Investments—0.8%

Discount Notes—0.2%
Federal Home Loan Bank 2.189%, 01/18/11 (e)	1,175,000	1,173,757
2.066%, 01/09/19 (e)	5,700,000	5,697,361
2.236%, 01/16/19 (e)	675,000	674,375
2.276%, 01/23/19 (e)	3,125,000	3,120,662
2.323%, 02/06/19 (e)	1,225,000	1,222,142

		11,888,297

U.S. Treasury—0.6%
U.S. Treasury Bills 2.015%, 01/08/19 (e)	6,650,000	6,647,473
2.028%, 01/10/19 (e)	1,350,000	1,349,314
2.225%, 01/22/19 (e)	19,525,000	19,499,673
2.288%, 02/07/19 (e)	200,000	199,520
2.305%, 01/29/19 (e)	900,000	898,342

U.S. Treasury—(Continued)
U.S. Treasury Bills 2.333%, 02/21/19 (e)	9,300,000	9,268,959

		37,863,281

Total Short-Term Investments (Cost $49,750,052)		49,751,578

Securities Lending Reinvestments (f)—10.0%

Certificates of Deposit—4.9%
Banco Del Estado De Chile New York 2.720%, 1M LIBOR + 0.250%, 03/20/19 (g)	10,000,000	9,999,140
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (g)	10,000,000	9,999,750
Bank of Nova Scotia 2.890%, SOFR + 0.430%, 05/16/19 (g)	5,000,000	4,999,996
3.072%, 3M LIBOR + 0.280%, 03/20/19 (g)	15,000,000	15,005,985
Barclays Bank plc 2.500%, 02/01/19	8,000,000	7,998,968
2.547%, 1M LIBOR + 0.200%, 02/04/19 (g)	5,000,000	4,999,525
China Construction Bank Corp. 2.550%, 01/07/19	8,000,000	8,000,000
Citibank N.A. 2.490%, 02/04/19	10,000,000	9,998,610
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (g)	4,000,000	4,000,012
2.642%, 1M LIBOR + 0.210%, 09/13/19 (g)	12,000,000	12,000,000
Cooperative Rabobank UA 2.608%, 3M LIBOR + 0.200%, 04/05/19 (g)	10,000,000	10,003,140
Credit Agricole S.A. 2.500%, 02/12/19	2,000,000	1,999,660
Credit Suisse AG 2.620%, 04/01/19	10,000,000	9,994,820
2.890%, SOFR + 0.430%, 05/02/19 (g)	7,000,000	6,999,916
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	7,939,899	7,991,840
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (g)	12,000,000	12,000,072
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (g)	5,000,000	5,000,030
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (g)	5,000,000	4,996,850
2.731%, 3M LIBOR + 0.190%, 02/01/19 (g)	10,000,000	9,997,760
2.810%, 1M LIBOR + 0.370%, 02/14/19 (g)	10,000,000	10,001,870
Nordea Bank New York 2.608%, 3M LIBOR + 0.200%, 04/05/19 (g)	10,000,000	10,009,619
Royal Bank of Canada New York 2.665%, 1M LIBOR + 0.210%, 09/17/19 (g)	15,000,000	14,984,655
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (g)	10,000,000	9,999,180
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (g)	5,000,000	4,997,780
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (g)	13,000,000	12,999,623
2.717%, 3M LIBOR + 0.230%, 04/24/19 (g)	3,000,000	2,999,346

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (g)	15,000,000	$14,994,495
Sumitomo Mitsui Banking Corp., New York 2.559%, 1M LIBOR + 0.180%, 03/05/19 (g)	5,000,000	4,998,815
2.665%, 1M LIBOR + 0.210%, 05/17/19 (g)	6,000,000	5,997,480
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (g)	15,000,000	14,999,325
2.799%, 1M LIBOR + 0.450%, 04/03/19 (g)	7,000,000	7,004,046
2.822%, 1M LIBOR + 0.300%, 10/31/19 (g)	5,000,000	4,998,830
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (g)	5,000,000	4,995,240
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (g)	10,000,000	10,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (g)	11,000,000	10,999,931

		300,966,309

Commercial Paper—1.9%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (g)	5,000,000	4,998,615
Banco Santander S.A. 2.500%, 01/16/19	6,955,278	6,991,572
2.740%, 02/07/19	19,859,956	19,941,760
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (g)	15,000,000	15,000,000
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (g)	15,000,000	15,001,395
2.725%, 3M LIBOR + 0.110%, 05/10/19 (g)	10,000,000	9,998,820
Kells Funding LLC 2.610%, 04/10/19	9,869,500	9,926,180
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (g)	15,000,000	14,999,760
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (g)	10,000,000	9,998,900
Westpac Banking Corp. 2.659%, 3M LIBOR + 0.070%, 08/07/19 (g)	7,500,000	7,495,073

		114,352,075

Repurchase Agreements—3.1%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $22,672,500; collateralized by various Common Stock with an aggregate market value of $24,754,126.	22,500,000	22,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $18,048,825; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $19,589,737.	18,000,000	18,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,007,513; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $1,020,000.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $3,400,470; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $3,468,003.	3,400,000	3,400,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $5,100,706; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $5,202,001.	5,100,000	5,100,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $2,000,306; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $2,040,000..	2,000,000	2,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $7,840,391; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $7,995,778.	7,838,998	7,838,998
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $11,183,398; collateralized by various Common Stock with an aggregate market value of $12,210,001.	11,100,000	11,100,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $12,090,160; collateralized by various Common Stock with an aggregate market value of $13,200,000.	12,000,000	12,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $40,505,760; collateralized by various Common Stock with an aggregate market value of $45,085,097.	40,500,000	40,500,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $20,510,324; collateralized by various Common Stock with an aggregate market value of $22,823,099.	20,500,000	20,500,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $10,001,406; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $10,954,759.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $10,001,406; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $10,954,759.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $25,012,444; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $27,386,897.	25,000,000	$25,000,000

		188,938,998

Time Deposit—0.1%
Royal Bank of Canada 2.420%, 01/02/19	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $609,299,174)		609,257,382

Total Investments—110.2% (Cost $3,908,248,185)		6,706,806,334
Other assets and liabilities (net)—(10.2)%		(622,947,343)

Net Assets—100.0%		$6,083,858,991

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $600,389,313 and the collateral received consisted of cash in the amount of $609,063,630 and non-cash collateral with a value of $410,211. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $20,769,159.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
S&P 500 Index E-Mini Futures	03/15/19	210	USD	26,304,600	$(1,052,405)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$5,988,566,334	$—	$—	$5,988,566,334
Total Mutual Fund*	59,231,040	—	—	59,231,040
Total Short-Term Investments*	—	49,751,578	—	49,751,578
Total Securities Lending Reinvestments*	—	609,257,382	—	609,257,382
Total Investments	$6,047,797,374	$659,008,960	$—	$6,706,806,334

Collateral for Securities Loaned (Liability)	$—	$(609,063,630)	$—	$(609,063,630)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(1,052,405)	$—	$—	$(1,052,405)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$6,694,245,124
Affiliated investments at value (c) (d)	12,561,210
Cash	65,406
Receivable for:
Investments sold	1,808,822
Fund shares sold	5,966,954
Dividends	6,797,890
Variation margin on futures contracts	201,600
Prepaid expenses	18,370

Total Assets	6,721,665,376
Liabilities
Collateral for securities loaned	609,063,630
Payables for:
Investments purchased	21,910,648
Fund shares redeemed	4,258,753
Accrued Expenses:
Management fees	1,260,599
Distribution and service fees	411,386
Deferred trustees’ fees	130,256
Other expenses	771,113

Total Liabilities	637,806,385

Net Assets	$6,083,858,991

Net Assets Consist of:
Paid in surplus	$2,737,108,791
Distributable earnings (Accumulated losses)	3,346,750,200

Net Assets	$6,083,858,991

Net Assets
Class A	$4,117,875,067
Class B	1,779,383,655
Class D	45,116,782
Class E	125,164,730
Class G	16,318,757
Capital Shares Outstanding*
Class A	87,152,879
Class B	39,246,804
Class D	957,650
Class E	2,669,623
Class G	360,696
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$47.25
Class B	45.34
Class D	47.11
Class E	46.88
Class G	45.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,897,314,701.
(b)	Includes securities loaned at value of $598,154,892.
(c)	Identified cost of affiliated investments was $10,933,484.
(d)	Includes securities loaned at value of $2,234,421.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$146,746,888
Dividends from affiliated investments	500,140
Interest	532,783
Securities lending income	2,624,992

Total investment income	150,404,803
Expenses
Management fees	17,343,709
Administration fees	229,169
Custodian and accounting fees	366,561
Distribution and service fees—Class B	5,099,449
Distribution and service fees—Class D	52,861
Distribution and service fees—Class E	218,464
Distribution and service fees—Class G	55,566
Audit and tax services	44,663
Legal	45,317
Trustees’ fees and expenses	33,734
Shareholder reporting	479,762
Insurance	44,099
Miscellaneous	688,401

Total expenses	24,701,755
Less management fee waiver	(865,623)

Net expenses	23,836,132

Net Investment Income	126,568,671

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	526,168,809
Affiliated investments	586,836
Futures contracts	(559,464)

Net realized gain	526,196,181

Net change in unrealized depreciation on:
Investments	(913,501,875)
Affiliated investments	(4,290,498)
Futures contracts	(1,138,295)

Net change in unrealized depreciation	(918,930,668)

Net realized and unrealized loss	(392,734,487)

Net Decrease in Net Assets From Operations	$(266,165,816)

(a)	Net of foreign withholding taxes of $6,351.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$126,568,671	$122,226,194
Net realized gain	526,196,181	399,951,192
Net change in unrealized appreciation (depreciation)	(918,930,668)	808,122,724

Increase (decrease) in net assets from operations	(266,165,816)	1,330,300,110

From Distributions to Shareholders (a)
Class A	(345,323,756)	(206,844,489)
Class B	(151,903,972)	(92,336,236)
Class D	(3,829,769)	(2,710,034)
Class E	(10,642,785)	(6,592,358)
Class G	(1,367,706)	(781,608)

Total distributions	(513,067,988)	(309,264,725)

Decrease in net assets from capital share transactions	(251,123,564)	(464,951,761)

Total increase (decrease) in net assets	(1,030,357,368)	556,083,624

Net Assets
Beginning of period	7,114,216,359	6,558,132,735

End of period	$6,083,858,991	$7,114,216,359 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	2,439,630	$125,872,646	2,565,526	$125,800,863
Reinvestments	6,665,195	345,323,756	4,295,836	206,844,489
Redemptions	(11,144,179)	(591,671,377)	(12,118,957)	(599,372,121)

Net decrease	(2,039,354)	$(120,474,975)	(5,257,595)	$(266,726,769)

Class B
Sales	2,102,037	$104,947,642	1,383,010	$65,105,674
Reinvestments	3,051,506	151,903,972	1,990,005	92,336,236
Redemptions	(7,227,146)	(369,794,918)	(6,861,898)	(327,592,006)

Net decrease	(2,073,603)	$(112,943,304)	(3,488,883)	$(170,150,096)

Class D
Sales	53,658	$2,925,553	291,987	$14,334,939
Reinvestments	74,091	3,829,769	56,424	2,710,034
Redemptions	(240,446)	(12,910,665)	(678,819)	(33,434,038)

Net decrease	(112,697)	$(6,155,343)	(330,408)	$(16,389,065)

Class E
Sales	51,228	$2,619,302	51,868	$2,549,769
Reinvestments	206,857	10,642,785	137,800	6,592,358
Redemptions	(460,536)	(24,371,905)	(471,239)	(23,245,491)

Net decrease	(202,451)	$(11,109,818)	(281,571)	$(14,103,364)

Class G
Sales	7,719	$389,067	83,420	$3,864,519
Reinvestments	27,525	1,367,706	16,871	781,608
Redemptions	(42,916)	(2,196,897)	(46,868)	(2,228,594)

Net increase (decrease)	(7,672)	$(440,124)	53,423	$2,417,533

Decrease derived from capital shares transactions		$(251,123,564)		$(464,951,761)

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 10). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(80,429,505)	$(126,414,984)
Class B	(32,596,779)	(59,739,457)
Class D	(1,016,112)	(1,693,922)
Class E	(2,425,322)	(4,167,036)
Class G	(270,023)	(511,585)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $120,116,513 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$53.40	$46.03	$44.04	$46.21	$42.58

Income (Loss) from Investment Operations
Net investment income (a)	1.01	0.92	0.89	0.85	0.79
Net realized and unrealized gain (loss)	(3.11)	8.74	3.98	(0.26)	4.66

Total income (loss) from investment operations	(2.10)	9.66	4.87	0.59	5.45

Less Distributions
Distributions from net investment income	(0.98)	(0.89)	(0.90)	(0.81)	(0.74)
Distributions from net realized capital gains	(3.07)	(1.40)	(1.98)	(1.95)	(1.08)

Total distributions	(4.05)	(2.29)	(2.88)	(2.76)	(1.82)

Net Asset Value, End of Period	$47.25	$53.40	$46.03	$44.04	$46.21

Total Return (%) (b)	(4.60)	21.54	11.67	1.17	13.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.27	0.27	0.27
Net ratio of expenses to average net assets (%) (c)	0.27	0.26	0.26	0.26	0.26
Ratio of net investment income to average net assets (%)	1.90	1.86	2.02	1.88	1.81
Portfolio turnover rate (%)	14	11	8	9	12
Net assets, end of period (in millions)	$4,117.9	$4,762.6	$4,347.5	$4,108.5	$4,295.4

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$51.39	$44.37	$42.55	$44.73	$41.27

Income (Loss) from Investment Operations
Net investment income (a)	0.84	0.77	0.75	0.71	0.66
Net realized and unrealized gain (loss)	(2.97)	8.42	3.84	(0.25)	4.52

Total income (loss) from investment operations	(2.13)	9.19	4.59	0.46	5.18

Less Distributions
Distributions from net investment income	(0.85)	(0.77)	(0.79)	(0.69)	(0.64)
Distributions from net realized capital gains	(3.07)	(1.40)	(1.98)	(1.95)	(1.08)

Total distributions	(3.92)	(2.17)	(2.77)	(2.64)	(1.72)

Net Asset Value, End of Period	$45.34	$51.39	$44.37	$42.55	$44.73

Total Return (%) (b)	(4.83)	21.23	11.38	0.91	13.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.52	0.52	0.52
Net ratio of expenses to average net assets (%) (c)	0.52	0.51	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	1.65	1.61	1.77	1.63	1.56
Portfolio turnover rate (%)	14	11	8	9	12
Net assets, end of period (in millions)	$1,779.4	$2,123.5	$1,988.2	$1,892.0	$2,025.6

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$53.24	$45.90	$43.93	$46.10	$42.46

Income (Loss) from Investment Operations
Net investment income (a)	0.95	0.87	0.84	0.80	0.73
Net realized and unrealized gain (loss)	(3.09)	8.71	3.97	(0.26)	4.67

Total income (loss) from investment operations	(2.14)	9.58	4.81	0.54	5.40

Less Distributions
Distributions from net investment income	(0.92)	(0.84)	(0.86)	(0.76)	(0.68)
Distributions from net realized capital gains	(3.07)	(1.40)	(1.98)	(1.95)	(1.08)

Total distributions	(3.99)	(2.24)	(2.84)	(2.71)	(1.76)

Net Asset Value, End of Period	$47.11	$53.24	$45.90	$43.93	$46.10

Total Return (%) (b)	(4.69)	21.41	11.54	1.07	13.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.38	0.37	0.37	0.37
Net ratio of expenses to average net assets (%) (c)	0.37	0.36	0.36	0.36	0.36
Ratio of net investment income to average net assets (%)	1.80	1.77	1.92	1.76	1.70
Portfolio turnover rate (%)	14	11	8	9	12
Net assets, end of period (in millions)	$45.1	$57.0	$64.3	$84.1	$143.5

	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$53.01	$45.71	$43.75	$45.92	$42.32

Income (Loss) from Investment Operations
Net investment income (a)	0.92	0.84	0.81	0.78	0.72
Net realized and unrealized gain (loss)	(3.08)	8.68	3.97	(0.26)	4.64

Total income (loss) from investment operations	(2.16)	9.52	4.78	0.52	5.36

Less Distributions
Distributions from net investment income	(0.90)	(0.82)	(0.84)	(0.74)	(0.68)
Distributions from net realized capital gains	(3.07)	(1.40)	(1.98)	(1.95)	(1.08)

Total distributions	(3.97)	(2.22)	(2.82)	(2.69)	(1.76)

Net Asset Value, End of Period	$46.88	$53.01	$45.71	$43.75	$45.92

Total Return (%) (b)	(4.72)	21.35	11.50	1.02	13.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.42	0.42	0.42
Net ratio of expenses to average net assets (%) (c)	0.42	0.41	0.41	0.41	0.41
Ratio of net investment income to average net assets (%)	1.75	1.71	1.87	1.73	1.66
Portfolio turnover rate (%)	14	11	8	9	12
Net assets, end of period (in millions)	$125.2	$152.3	$144.2	$143.5	$161.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Year Ended December 31,
	2018	2017	2016	2015	2014(d)
Net Asset Value, Beginning of Period	$51.30	$44.29	$42.48	$44.64	$44.10

Income (Loss) from Investment Operations
Net investment income (a)	0.82	0.75	0.73	0.70	0.09
Net realized and unrealized gain (loss)	(2.98)	8.40	3.83	(0.24)	0.45

Total income (loss) from investment operations	(2.16)	9.15	4.56	0.46	0.54

Less Distributions
Distributions from net investment income	(0.83)	(0.74)	(0.77)	(0.67)	0.00
Distributions from net realized capital gains	(3.07)	(1.40)	(1.98)	(1.95)	0.00

Total distributions	(3.90)	(2.14)	(2.75)	(2.62)	0.00

Net Asset Value, End of Period	$45.24	$51.30	$44.29	$42.48	$44.64

Total Return (%) (b)	(4.89)	21.18	11.32	0.91	1.22	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.57	0.57	0.58	(f)
Net ratio of expenses to average net assets (%) (c)	0.57	0.56	0.56	0.56	0.57	(f)
Ratio of net investment income to average net assets (%)	1.60	1.57	1.72	1.64	1.54	(f)
Portfolio turnover rate (%)	14	11	8	9	12
Net assets, end of period (in millions)	$16.3	$18.9	$14.0	$8.5	$0.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Commencement of operations was November 12, 2014.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-20

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

BHFTII-21

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $188,938,998. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-22

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(568,218,416)	$—	$—	$—	$(568,218,416)
Mutual Funds	(40,845,214)	—	—	—	(40,845,214)
Total	$(609,063,630)	$—	$—	$—	$(609,063,630)
Total Borrowings	$(609,063,630)	$—	$—	$—	$(609,063,630)
Gross amount of recognized liabilities for securities lending transactions					$(609,063,630)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$1,052,405

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(559,464)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(1,138,295)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$11,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$944,374,814	$0	$1,548,329,185

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2018 were $17,343,709.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2018 were $521,874.

BHFTII-24

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class D, Class E and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2018
Brighthouse Financial, Inc.	$1,738,500	$321,825	$(148,039)	$(2,994)	$(880,440)	$1,028,852
MetLife, Inc.	16,461,831	—	(2,109,246)	589,830	(3,410,057)	11,532,358

	$18,200,331	$321,825	$(2,257,285)	$586,836	$(4,290,497)	$12,561,210

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2018
Brighthouse Financial, Inc.	$—	33,755
MetLife, Inc.	500,140	280,866

	$500,140

BHFTII-25

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$4,011,075,995
Gross unrealized appreciation	2,901,516,740
Gross unrealized depreciation	(205,786,401)

Net unrealized appreciation (depreciation)	$2,695,730,339

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$135,078,703	$125,663,743	$377,989,285	$183,600,982	$513,067,988	$309,264,725

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$125,277,688	$525,872,429	$2,695,730,339	$—	$3,346,880,456

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-26

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Stock Index Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Stock Index Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Stock Index Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-28

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-29

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-30

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-31

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

MetLife Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median, but above the Expense Universe median and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, but below the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-32

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by MFS Investment Management

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned -5.57%, -5.81%, -5.72%, and -5.76%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned -4.38% and 0.01%, respectively. The Blended Index3, a blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned -2.35%.

MARKET ENVIRONMENT/CONDITIONS

During the reporting period, the U.S. Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the U.S., Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the U.S. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the U.S. during most of the period but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the U.S. Tighter financial conditions from rising U.S. rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after U.S. markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in U.S. earnings per share. Strong earnings growth, combined with the market decline, brought U.S. equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the U.S. economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

Within the equity portion of the Portfolio, an overweight position and stock selection within the Financials sector detracted from performance relative to the S&P 500 Index. The Portfolio’s overweight positions in shares of financial services firms Goldman Sachs Group and Citigroup and insurance company Prudential Financial held back relative returns.

An underweight allocation and security selection within the Information Technology (“IT”) sector also detracted from relative performance. Within this sector, an underweight position in software giant Microsoft and the Portfolio’s overweight holding of DXC Technology hurt relative returns.

Elsewhere, the Portfolio’s underweight position in internet retailer Amazon.com negatively impacted relative results as the stock outperformed the benchmark during the year. The Portfolio’s overweight holdings of tobacco company Philip Morris International and food producer Tyson Foods also weighed on relative performance. The Portfolio’s holdings of residential and commercial building materials manufacturer Owens Corning and pharmaceutical company Bayer (Germany) further held back relative returns.

Stock selection and an overweight allocation to the Health Care sector contributed to performance relative to the S&P 500 Index. The Portfolio’s overweight holdings of pharmaceutical giant Pfizer, life sciences supply company Thermo Fisher Scientific, pharmaceutical company Eli Lilly, medical device maker Medtronic, healthcare equipment manufacturer Danaher, and pharmaceutical and medical products maker Abbott Laboratories all positively impacted relative returns.

Security selection in the Real Estate sector also aided relative performance. Most notably, the Portfolio’s holding of real estate investment trust Medical Properties Trust boosted relative performance.

In other sectors, avoiding shares of poor-performing diversified industrial conglomerate General Electric bolstered relative performance. Also, the timing of the Portfolio’s ownership in shares of social networking service provider Facebook and telecommunication services provider AT&T strengthened relative returns as both stocks underperformed the benchmark during the reporting year.

Within the fixed income portion of the Portfolio, an underweight allocation to the U.S. Treasuries sector was a detractor from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Bond selection within Industrials sector further weighed on relative results.

Selection within both the Agency Mortgage-Backed Securities (“MBS”) fixed rate and Utilities sectors aided performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Furthermore, the Portfolio’s shorter duration stance contributed to relative performance as interest rates rose during the period.

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by MFS Investment Management

Portfolio Manager Commentary*—(Continued)

Over the trailing 12 months ended December 31, 2018, the Portfolio’s equity portion increased its exposure to Health Care, IT, and Utilities. During the same period, the Portfolio reduced its weighting to Financials, Consumer Staples, and Communications Services. At the end of the period, the Portfolio’s equity portion was overweight Financials, Industrials, and Health Care, while being underweight IT, Communication Services, and Consumer Discretionary.

Over the trailing 12 months, the Portfolio increased its exposure to MBS, Corporate, and Commercial Mortgage-Backed Securities (“CMBS”). During the same period, the Portfolio reduced its weighting to government securities. At the end of the period, the fixed income allocation was most overweight CMBS, MBS, and Collateralized Loan Obligations. In contrast, the fixed income allocation was most underweight government securities and international securities.

Brooks Taylor

Steven Gorham

Nevin Chitkara

Joshua Marston

Jonathan Sage

Robert Persons

Portfolio Managers

MFS Investment Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX & THE BLENDED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	-5.57	4.69	8.36
Class B	-5.81	4.43	8.09
Class E	-5.72	4.54	8.20
Class F	-5.76	4.48	8.15
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.52	3.48
S&P 500 Index	-4.38	8.50	13.12
Blended Index	-2.35	6.24	9.43

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 The Blended Index is a composite index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Equity Sectors

% of Net Assets
Financials	12.6
Health Care	9.8
Industrials	7.3
Information Technology	6.6
Consumer Staples	5.1

Top Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	1.8
Pfizer, Inc.	1.5
Comcast Corp.	1.4
Johnson & Johnson	1.2
Philip Morris International, Inc.	1.1

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	27.7
Corporate Bonds & Notes	11.7
Mortgage-Backed Securities	2.5
Asset-Backed Securities	1.9
Municipals	0.2

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	10.1
Fannie Mae 30 Yr. Pool	5.1
U.S. Treasury Bonds	3.8
Freddie Mac 30 Yr. Gold Pool	2.8
Ginnie Mae II 30 Yr. Pool	2.4

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A	Actual	0.62%	$1,000.00	$963.90	$3.07
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B	Actual	0.87%	$1,000.00	$962.70	$4.30
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class E	Actual	0.77%	$1,000.00	$963.20	$3.81
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class F	Actual	0.82%	$1,000.00	$963.00	$4.06
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—55.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Boeing Co. (The)	12,934	$4,171,215
Harris Corp. (a)	6,161	829,579
Lockheed Martin Corp.	7,074	1,852,256
Northrop Grumman Corp.	9,559	2,340,999
United Technologies Corp.	36,659	3,903,450

		13,097,499

Air Freight & Logistics—0.2%
United Parcel Service, Inc. - Class B	17,231	1,680,539

Airlines—0.1%
Delta Air Lines, Inc.	21,049	1,050,345

Auto Components—0.6%
Aptiv plc (a)	27,786	1,710,784
Lear Corp.	22,145	2,720,735

		4,431,519

Automobiles—0.2%
Harley-Davidson, Inc.	5,005	170,771
Toyota Motor Corp.	19,700	1,144,191

		1,314,962

Banks—5.6%
Bank of America Corp.	253,656	6,250,084
BNP Paribas S.A.	8,594	387,058
Citigroup, Inc.	116,961	6,088,990
JPMorgan Chase & Co.	132,032	12,888,964
PNC Financial Services Group, Inc. (The)	32,685	3,821,203
Royal Bank of Canada	10,446	714,968
Sumitomo Mitsui Financial Group, Inc.	11,000	362,745
SunTrust Banks, Inc.	14,269	719,729
U.S. Bancorp (a)	103,640	4,736,348
Wells Fargo & Co.	91,541	4,218,209
Westpac Banking Corp.	39,105	689,709

		40,878,007

Beverages—0.8%
Coca-Cola European Partners plc	18,638	854,552
Diageo plc	84,364	2,998,593
Molson Coors Brewing Co. - Class B	27,672	1,554,060
PepsiCo, Inc.	6,947	767,505

		6,174,710

Biotechnology—0.3%
Biogen, Inc. (a) (b)	7,495	2,255,395

Building Products—0.5%
Johnson Controls International plc	134,302	3,982,054

Capital Markets—3.1%
Apollo Global Management LLC - Class A	57,643	1,414,559
Bank of New York Mellon Corp. (The)	96,507	4,542,585
BlackRock, Inc.	6,366	2,500,692
Blackstone Group L.P. (The)	40,765	1,215,205

Capital Markets—(Continued)
Charles Schwab Corp. (The)	18,331	761,287
Goldman Sachs Group, Inc. (The)	24,608	4,110,766
Invesco, Ltd. (a)	21,842	365,635
Moody’s Corp. (a)	6,934	971,037
Morgan Stanley	36,277	1,438,383
Nasdaq, Inc. (a)	19,633	1,601,464
State Street Corp.	39,146	2,468,938
T. Rowe Price Group, Inc. (a)	17,622	1,626,863

		23,017,414

Chemicals—2.0%
Axalta Coating Systems, Ltd. (b)	43,915	1,028,490
Celanese Corp. (a)	13,117	1,180,137
CF Industries Holdings, Inc.	60,706	2,641,318
DowDuPont, Inc.	27,394	1,465,031
Methanex Corp.	6,919	333,288
PPG Industries, Inc. (a)	51,436	5,258,302
Sherwin-Williams Co. (The)	6,398	2,517,357

		14,423,923

Commercial Services & Supplies—0.1%
Transcontinental, Inc. - Class A	38,667	546,640

Communications Equipment—0.7%
Cisco Systems, Inc.	113,064	4,899,063

Consumer Finance—0.2%
American Express Co.	13,946	1,329,333
Synchrony Financial	20,404	478,678

		1,808,011

Containers & Packaging—0.1%
Crown Holdings, Inc. (a) (b)	21,258	883,695

Diversified Financial Services—0.2%
ORIX Corp.	119,300	1,733,384

Diversified Telecommunication Services—0.4%
Verizon Communications, Inc.	56,228	3,161,138

Electric Utilities—1.7%
Duke Energy Corp. (a)	41,016	3,539,681
Exelon Corp.	89,521	4,037,397
PPL Corp.	24,009	680,175
Southern Co. (The) (a)	57,181	2,511,390
SSE plc	82,329	1,131,960
Xcel Energy, Inc. (a)	13,494	664,849

		12,565,452

Electrical Equipment—0.8%
Eaton Corp. plc	75,541	5,186,645
Regal-Beloit Corp. (a)	5,111	358,026
Schneider Electric SE	5,180	352,535

		5,897,206

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—0.3%
Schlumberger, Ltd.	56,953	$2,054,864

Entertainment—0.1%
Electronic Arts, Inc. (b)	7,034	555,053

Equity Real Estate Investment Trusts—1.1%
EPR Properties	8,268	529,400
Life Storage, Inc.	8,342	775,723
Medical Properties Trust, Inc.	192,482	3,095,110
Public Storage (a)	2,797	566,141
Simon Property Group, Inc.	6,915	1,161,651
STORE Capital Corp.	73,697	2,086,362

		8,214,387

Food & Staples Retailing—0.2%
U.S. Foods Holding Corp. (b)	23,345	738,636
Walgreens Boots Alliance, Inc. (a)	9,747	666,012

		1,404,648

Food Products—1.8%
Archer-Daniels-Midland Co.	33,354	1,366,513
Danone S.A.	20,349	1,434,186
General Mills, Inc. (a)	64,759	2,521,715
J.M. Smucker Co. (The) (a)	5,694	532,332
Marine Harvest ASA	65,105	1,370,528
Mondelez International, Inc. - Class A	20,191	808,246
Nestle S.A.	42,284	3,437,725
Tyson Foods, Inc. - Class A	27,129	1,448,689

		12,919,934

Health Care Equipment & Supplies—2.4%
Abbott Laboratories (a)	63,087	4,563,083
Danaher Corp.	55,395	5,712,332
Medtronic plc	69,856	6,354,102
Zimmer Biomet Holdings, Inc. (a)	10,808	1,121,006

		17,750,523

Health Care Providers & Services—1.7%
AmerisourceBergen Corp.	12,976	965,414
Cigna Corp.	21,118	4,010,667
CVS Health Corp.	8,659	567,338
HCA Healthcare, Inc.	20,394	2,538,033
Humana, Inc.	10,985	3,146,983
McKesson Corp.	14,429	1,593,972

		12,822,407

Hotels, Restaurants & Leisure—0.6%
Aramark (a)	29,752	861,915
Marriott International, Inc. - Class A (a)	6,044	656,137
Starbucks Corp.	40,846	2,630,482

		4,148,534

Household Durables—0.3%
PulteGroup, Inc.	27,330	710,307

Household Durables—(Continued)
Whirlpool Corp.	12,397	1,324,867

		2,035,174

Household Products—0.7%
Colgate-Palmolive Co.	4,815	286,589
Kimberly-Clark Corp.	25,715	2,929,967
Procter & Gamble Co. (The)	4,442	408,309
Reckitt Benckiser Group plc	17,752	1,355,649

		4,980,514

Industrial Conglomerates—1.2%
3M Co.	15,784	3,007,483
Honeywell International, Inc.	44,078	5,823,586

		8,831,069

Insurance—3.3%
Aon plc (a)	34,455	5,008,379
Chubb, Ltd.	45,596	5,890,091
Prudential Financial, Inc. (a)	44,308	3,613,318
Tokio Marine Holdings, Inc.	8,700	413,559
Travelers Cos., Inc. (The) (a)	57,951	6,939,632
Unum Group	23,198	681,557
Zurich Insurance Group AG	6,277	1,875,503

		24,422,039

Interactive Media & Services—0.3%
Alphabet, Inc. - Class A (b)	1,956	2,043,942

Internet & Direct Marketing Retail—0.5%
Amazon.com, Inc. (b)	2,529	3,798,482

IT Services—2.3%
Accenture plc - Class A	43,120	6,080,351
Amdocs, Ltd.	30,237	1,771,284
Cognizant Technology Solutions Corp. - Class A	11,090	703,993
DXC Technology Co.	60,070	3,193,922
Fidelity National Information Services, Inc.	17,097	1,753,297
Fiserv, Inc. (b)	20,217	1,485,747
Visa, Inc. - Class A	9,114	1,202,501
Worldpay, Inc. - Class A (b)	11,611	887,429

		17,078,524

Leisure Products—0.1%
Brunswick Corp.	10,514	488,375

Life Sciences Tools & Services—0.8%
Thermo Fisher Scientific, Inc.	25,594	5,727,681

Machinery—1.2%
AGCO Corp.	12,807	712,966
Allison Transmission Holdings, Inc.	6,341	278,433
Deere & Co.	6,803	1,014,803
Illinois Tool Works, Inc. (a)	29,456	3,731,781
Ingersoll-Rand plc	14,049	1,281,690

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Stanley Black & Decker, Inc. (a)	16,416	$1,965,652

		8,985,325

Media—1.9%
Comcast Corp. - Class A	294,885	10,040,835
Interpublic Group of Cos., Inc. (The) (a)	53,948	1,112,947
Omnicom Group, Inc. (a)	35,401	2,592,769

		13,746,551

Metals & Mining—0.3%
Rio Tinto plc	43,609	2,079,315

Mortgage Real Estate Investment Trusts—0.1%
Annaly Capital Management, Inc. (a)	53,639	526,735

Multi-Utilities—0.5%
Engie S.A.	55,110	787,639
Public Service Enterprise Group, Inc.	23,213	1,208,237
Sempra Energy (a)	9,317	1,008,006
WEC Energy Group, Inc. (a)	12,307	852,383

		3,856,265

Multiline Retail—0.1%
Dollar Tree, Inc. (b)	9,754	880,981

Oil, Gas & Consumable Fuels—3.1%
Anadarko Petroleum Corp.	20,641	904,902
BP plc	338,214	2,133,935
Chevron Corp.	24,997	2,719,424
Eni S.p.A.	72,330	1,139,063
Enterprise Products Partners L.P.	105,663	2,598,253
EOG Resources, Inc.	26,521	2,312,896
EQT Midstream Partners LP	11,835	511,864
Equitrans Midstream Corp. (a) (b)	28,204	564,644
Exxon Mobil Corp.	39,807	2,714,439
Hess Corp. (a)	17,926	726,003
Marathon Petroleum Corp.	11,682	689,355
MPLX L.P.	21,604	654,601
Noble Energy, Inc. (a)	27,519	516,256
Occidental Petroleum Corp.	14,651	899,278
Phillips 66	11,218	966,431
Pioneer Natural Resources Co.	5,578	733,619
Plains All American Pipeline L.P.	41,309	827,832
Plains GP Holdings L.P. - Class A (b)	47,008	944,861

		22,557,656

Personal Products—0.0%
Coty, Inc. - Class A (a) (b)	45,906	301,143

Pharmaceuticals—4.5%
Bayer AG	24,182	1,676,808
Bristol-Myers Squibb Co.	68,893	3,581,058
Eli Lilly & Co.	36,016	4,167,772
Johnson & Johnson	66,662	8,602,731
Merck & Co., Inc.	22,219	1,697,754

Pharmaceuticals—(Continued)
Mylan NV (b)	19,932	546,137
Novartis AG	4,243	363,406
Pfizer, Inc.	245,676	10,723,757
Roche Holding AG	7,242	1,790,760

		33,150,183

Professional Services—0.2%
Equifax, Inc.	16,928	1,576,505

Road & Rail—1.1%
Canadian National Railway Co.	10,866	805,279
Union Pacific Corp.	52,433	7,247,814

		8,053,093

Semiconductors & Semiconductor Equipment—1.4%
Analog Devices, Inc. (a)	9,268	795,473
Intel Corp.	30,082	1,411,748
Marvell Technology Group, Ltd. (a)	43,493	704,152
Maxim Integrated Products, Inc. (a)	21,532	1,094,902
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	70,512	2,602,598
Texas Instruments, Inc.	40,722	3,848,229

		10,457,102

Software—1.7%
Adobe, Inc. (b)	17,707	4,006,032
Check Point Software Technologies, Ltd. (b)	8,621	884,945
Microsoft Corp.	63,849	6,485,143
Oracle Corp.	28,465	1,285,195

		12,661,315

Specialty Retail—0.2%
Tractor Supply Co.	8,382	699,394
Urban Outfitters, Inc. (b)	20,610	684,252

		1,383,646

Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc.	13,907	2,193,690
Samsung Electronics Co., Ltd.	15,964	455,373
Seagate Technology plc (a)	12,994	501,439
Western Digital Corp.	8,865	327,739

		3,478,241

Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc.	34,084	427,073
LVMH Moet Hennessy Louis Vuitton SE	3,279	963,520
NIKE, Inc. - Class B	16,814	1,246,590

		2,637,183

Tobacco—1.6%
Altria Group, Inc. (a)	63,122	3,117,596
Japan Tobacco, Inc.	25,700	609,730
Philip Morris International, Inc.	118,038	7,880,217

		11,607,543

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—0.0%
HD Supply Holdings, Inc. (b)	8,248	$309,465

Total Common Stocks (Cost $357,049,871)		411,325,353

U.S. Treasury & Government Agencies—27.7%

Agency Sponsored Mortgage - Backed—13.8%
Fannie Mae 15 Yr. Pool 2.500%, TBA (c)	1,000,000	976,632
3.000%, 12/01/31	1,174,619	1,172,896
3.000%, TBA (c)	1,600,000	1,596,565
4.500%, 03/01/19	710	723
4.500%, 06/01/19	2,313	2,355
4.500%, 04/01/20	5,353	5,449
4.500%, 07/01/20	2,633	2,680
5.000%, 07/01/19	5,154	5,239
5.000%, 07/01/20	7,313	7,434
5.000%, 08/01/20	7,466	7,596
5.000%, 12/01/20	17,154	17,438
5.500%, 06/01/19	5,366	5,366
5.500%, 07/01/19	6,285	6,287
5.500%, 08/01/19	1,192	1,192
5.500%, 09/01/19	6,796	6,799
5.500%, 01/01/21	8,047	8,115
5.500%, 03/01/21	3,073	3,099
6.000%, 01/01/21	14,952	15,091
6.000%, 05/01/21	4,561	4,572
Fannie Mae 20 Yr. Pool 3.000%, 07/01/37	259,625	257,116
3.000%, 11/01/37	502,120	497,268
3.500%, 04/01/38	475,493	482,109
Fannie Mae 30 Yr. Pool 3.000%, 09/01/46	196,566	192,350
3.000%, 10/01/46	785,597	768,749
3.000%, 11/01/46	1,009,913	988,254
3.000%, 09/01/48	675,000	659,004
3.500%, 11/01/41	42,644	42,885
3.500%, 01/01/42	623,159	628,218
3.500%, 01/01/43	216,976	218,734
3.500%, 04/01/43	723,787	729,662
3.500%, 05/01/43	937,629	945,191
3.500%, 07/01/43	1,064,408	1,071,600
3.500%, 08/01/43	363,840	366,794
3.500%, 09/01/43	1,488,990	1,499,578
3.500%, 02/01/45	1,088,193	1,093,911
3.500%, 09/01/45	1,270,478	1,275,351
3.500%, 10/01/45	860,609	864,229
3.500%, 01/01/46	274,848	276,036
3.500%, 05/01/46	516,286	517,977
3.500%, 07/01/46	1,129,963	1,133,538
3.500%, 10/01/46	349,792	350,825
3.500%, 12/01/46	930,734	933,198
3.500%, 01/01/47	134,289	134,535
4.000%, 09/01/40	1,077,985	1,108,782

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 11/01/40	249,146	256,267
4.000%, 12/01/40	572,088	588,440
4.000%, 02/01/41	667,029	686,335
4.000%, 06/01/41	662,405	681,311
4.000%, 11/01/41	220,530	226,835
4.000%, 01/01/42	1,583,946	1,629,229
4.000%, 04/01/42	204,523	210,369
4.000%, 10/01/42	172,783	177,721
4.000%, 12/01/42	192,576	198,079
4.000%, 01/01/43	322,112	331,321
4.000%, 04/01/43	57,908	59,562
4.000%, 05/01/43	649,393	667,947
4.000%, 06/01/43	290,367	298,661
4.000%, 07/01/43	266,394	273,184
4.000%, 01/01/44	120,654	124,083
4.000%, 04/01/44	133,067	136,869
4.000%, 05/01/44	486,543	500,412
4.000%, 11/01/44	237,710	242,868
4.000%, 02/01/45	375,136	386,228
4.000%, 06/01/47	1,028,802	1,049,461
4.000%, 10/01/48	1,578,348	1,610,275
4.000%, TBA (c)	500,000	509,854
4.500%, 08/01/33	127,082	132,155
4.500%, 03/01/34	392,560	408,882
4.500%, 01/01/40	142,260	149,031
4.500%, 08/01/40	32,584	34,146
4.500%, 02/01/41	236,689	248,035
4.500%, 04/01/41	397,100	416,108
4.500%, 11/01/42	126,396	132,388
4.500%, 01/01/43	295,741	309,906
4.500%, 04/01/44	1,719,476	1,801,838
4.500%, 06/01/44	173,383	181,685
5.000%, 11/01/33	75,870	80,589
5.000%, 03/01/34	63,383	67,444
5.000%, 05/01/34	26,850	28,519
5.000%, 08/01/34	26,499	28,148
5.000%, 09/01/34	100,066	106,288
5.000%, 06/01/35	65,606	69,646
5.000%, 07/01/35	201,193	213,616
5.000%, 08/01/35	65,693	69,800
5.000%, 09/01/35	43,479	46,198
5.000%, 10/01/35	175,967	186,981
5.000%, 07/01/39	189,807	201,941
5.000%, 10/01/39	105,905	111,685
5.000%, 11/01/39	54,380	57,868
5.000%, 11/01/40	78,551	83,277
5.000%, 01/01/41	6,159	6,455
5.000%, 03/01/41	46,277	49,142
5.000%, TBA (c)	300,000	314,336
5.500%, 02/01/33	34,396	36,951
5.500%, 05/01/33	4,369	4,638
5.500%, 06/01/33	132,256	142,535
5.500%, 07/01/33	121,679	130,954
5.500%, 11/01/33	75,285	81,033

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 12/01/33	11,584	$12,265
5.500%, 01/01/34	92,752	98,861
5.500%, 02/01/34	109,782	117,700
5.500%, 03/01/34	32,762	35,114
5.500%, 04/01/34	40,503	42,940
5.500%, 05/01/34	232,153	249,763
5.500%, 06/01/34	273,328	294,148
5.500%, 07/01/34	93,576	99,999
5.500%, 09/01/34	235,544	250,391
5.500%, 10/01/34	361,848	388,714
5.500%, 11/01/34	474,318	508,635
5.500%, 12/01/34	239,334	257,601
5.500%, 01/01/35	276,049	297,199
5.500%, 02/01/35	6,650	7,041
5.500%, 04/01/35	46,467	50,023
5.500%, 07/01/35	16,798	17,785
5.500%, 08/01/35	7,596	8,042
5.500%, 09/01/35	160,298	172,695
6.000%, 02/01/32	67,316	72,315
6.000%, 03/01/34	21,887	23,881
6.000%, 04/01/34	179,639	195,070
6.000%, 06/01/34	186,298	203,250
6.000%, 07/01/34	161,952	176,247
6.000%, 08/01/34	205,200	222,099
6.000%, 10/01/34	145,286	158,400
6.000%, 11/01/34	31,815	34,169
6.000%, 12/01/34	8,369	8,983
6.000%, 08/01/35	25,186	27,076
6.000%, 09/01/35	37,746	41,481
6.000%, 10/01/35	62,836	68,164
6.000%, 11/01/35	8,908	9,564
6.000%, 12/01/35	76,145	82,980
6.000%, 02/01/36	72,526	77,906
6.000%, 04/01/36	56,461	61,009
6.000%, 06/01/36	8,574	9,420
6.000%, 07/01/37	98,001	106,842
6.500%, 06/01/31	25,761	28,886
6.500%, 07/01/31	3,830	4,111
6.500%, 09/01/31	23,706	25,661
6.500%, 02/01/32	14,140	15,796
6.500%, 07/01/32	69,785	78,602
6.500%, 08/01/32	52,179	58,735
6.500%, 01/01/33	29,964	33,702
6.500%, 04/01/34	47,190	51,606
6.500%, 06/01/34	21,788	23,707
6.500%, 08/01/34	15,315	16,437
6.500%, 04/01/36	11,652	12,506
6.500%, 05/01/36	36,318	38,979
6.500%, 02/01/37	65,375	72,210
6.500%, 05/01/37	31,145	33,898
6.500%, 07/01/37	41,323	45,120
Fannie Mae Multifamily REMIC Trust (CMO) 2.641%, 1M LIBOR + 0.340%, 04/25/20 (d)	18,449	18,431
Fannie Mae Pool 2.280%, 11/01/26	154,128	146,523

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 2.410%, 05/01/23	89,731	88,557
2.550%, 05/01/23	144,053	142,957
2.700%, 07/01/25	121,000	119,114
4.600%, 09/01/19	123,998	125,093
5.000%, 03/01/26	82,578	89,982
Fannie Mae REMICS (CMO) 2.000%, 05/25/44	182,714	176,227
3.500%, 05/25/25	228,192	232,148
Fannie Mae-ACES (CMO) 2.597%, 12/25/26 (d)	511,000	486,284
Freddie Mac 15 Yr. Gold Pool 4.500%, 01/01/19	51	51
4.500%, 08/01/19	428	435
4.500%, 02/01/20	5,611	5,712
4.500%, 08/01/24	141,629	146,059
5.500%, 01/01/19	30	30
5.500%, 04/01/19	251	251
5.500%, 06/01/19	363	363
5.500%, 08/01/19	332	332
5.500%, 02/01/20	838	840
6.000%, 08/01/19	4,943	4,949
6.000%, 09/01/19	1,249	1,249
6.000%, 11/01/19	2,108	2,111
6.000%, 05/01/21	5,596	5,662
6.000%, 10/01/21	19,617	19,889
Freddie Mac 20 Yr. Gold Pool 3.000%, 01/01/38	831,345	822,378
3.500%, 11/01/37	553,410	559,284
3.500%, 05/01/38	166,249	168,553
4.000%, 08/01/37	111,848	115,357
Freddie Mac 30 Yr. Gold Pool 3.000%, 10/01/42	529,411	520,303
3.000%, 04/01/43	1,177,238	1,157,066
3.000%, 05/01/43	1,034,068	1,016,339
3.000%, 05/01/46	521,105	509,343
3.000%, 10/01/46	981,940	959,776
3.000%, 11/01/46	1,887,470	1,843,831
3.000%, 03/01/48	479,725	467,705
3.000%, 09/01/48	148,878	145,173
3.500%, 02/01/42	499,566	503,400
3.500%, 04/01/42	333,407	335,966
3.500%, 12/01/42	795,493	801,599
3.500%, 04/01/43	228,490	230,244
3.500%, 07/01/43	47,182	47,539
3.500%, 08/01/43	499,481	503,161
3.500%, 12/01/45	507,403	509,257
3.500%, 11/01/46	404,569	405,467
3.500%, 12/01/46	1,967,844	1,972,211
3.500%, 01/01/47	1,372,296	1,375,342
3.500%, 09/01/48	794,337	794,332
4.000%, 11/01/40	598,417	615,731
4.000%, 01/01/41	1,255,330	1,291,649
4.000%, 04/01/44	401,075	409,951
4.000%, 08/01/47	1,157,488	1,180,871
4.500%, 04/01/35	34,945	36,346

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.500%, 07/01/39	196,765	$205,769
4.500%, 09/01/39	110,704	115,940
4.500%, 10/01/39	63,947	66,975
4.500%, 12/01/39	97,778	102,410
4.500%, 05/01/42	174,920	183,195
5.000%, 09/01/33	150,650	159,902
5.000%, 03/01/34	30,264	32,228
5.000%, 04/01/34	26,883	28,531
5.000%, 08/01/35	34,848	36,977
5.000%, 10/01/35	75,991	80,635
5.000%, 11/01/35	62,529	66,344
5.000%, 12/01/36	41,651	44,206
5.000%, 07/01/39	309,162	327,327
5.500%, 12/01/33	185,451	200,827
5.500%, 01/01/34	121,219	131,064
5.500%, 04/01/34	22,000	23,279
5.500%, 11/01/34	23,365	25,215
5.500%, 12/01/34	8,900	9,418
5.500%, 05/01/35	24,470	25,977
5.500%, 09/01/35	31,510	33,608
5.500%, 10/01/35	41,936	44,800
6.000%, 04/01/34	94,681	103,119
6.000%, 07/01/34	26,374	28,505
6.000%, 08/01/34	184,953	201,201
6.000%, 09/01/34	2,479	2,666
6.000%, 07/01/35	32,381	35,356
6.000%, 08/01/35	39,684	43,314
6.000%, 11/01/35	58,920	64,401
6.000%, 03/01/36	21,071	22,660
6.000%, 10/01/36	33,814	36,842
6.000%, 03/01/37	7,461	8,023
6.000%, 05/01/37	57,237	62,419
6.000%, 06/01/37	38,778	42,372
6.500%, 05/01/34	12,237	13,286
6.500%, 06/01/34	59,670	65,355
6.500%, 08/01/34	50,225	54,527
6.500%, 10/01/34	59,007	66,656
6.500%, 11/01/34	41,883	45,470
6.500%, 05/01/37	60,038	66,951
6.500%, 07/01/37	59,401	66,069
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.197%, 11/25/27 (d) (e)	5,207,000	95,134
0.240%, 12/25/27 (d) (e)	3,235,000	71,335
0.275%, 11/25/24 (d) (e)	4,908,000	81,502
0.279%, 09/25/27 (d) (e)	3,341,000	81,452
0.288%, 12/25/27 (d) (e)	3,579,000	90,566
0.292%, 11/25/27 (d) (e)	3,693,583	83,550
0.312%, 11/25/32 (d) (e)	2,840,428	89,835
0.315%, 08/25/24 (d) (e)	4,897,000	94,035
0.327%, 11/25/27 (d) (e)	3,361,585	88,064
0.330%, 08/25/27 (d) (e)	3,107,000	86,808
0.366%, 10/25/24 (d) (e)	6,509,054	117,731
0.369%, 09/25/27 (d) (e)	2,758,385	78,466
0.370%, 12/25/27 (d) (e)	5,736,309	162,826
0.415%, 08/25/24 (d) (e)	8,948,239	181,205

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.437%, 08/25/27 (d) (e)	2,148,354	68,654
0.509%, 07/25/24 (d) (e)	4,483,000	123,988
0.579%, 07/25/27 (d) (e)	3,880,187	163,086
0.618%, 07/25/24 (d) (e)	1,649,211	46,293
0.636%, 06/25/27 (d) (e)	4,356,000	217,769
0.753%, 06/25/27 (d) (e)	1,479,535	78,098
0.882%, 04/25/24 (d) (e)	1,977,058	74,820
1.869%, 11/25/19	311,354	308,744
2.456%, 08/25/19	219,110	218,334
2.510%, 11/25/22	489,000	481,675
2.670%, 12/25/24	507,000	496,759
2.673%, 03/25/26	676,000	655,354
2.716%, 06/25/22	346,271	343,938
2.791%, 01/25/22	474,000	472,134
3.010%, 07/25/25	134,000	133,288
3.060%, 07/25/23 (d)	219,000	219,888
3.064%, 08/25/24 (d)	255,000	255,716
3.111%, 02/25/23	695,000	699,451
3.117%, 06/25/27	354,000	350,093
3.151%, 11/25/25	317,000	317,645
3.171%, 10/25/24	424,000	426,664
3.187%, 09/25/27 (d)	242,000	239,758
3.194%, 07/25/27	389,000	386,408
3.224%, 03/25/27	334,000	333,356
3.244%, 08/25/27	920,000	916,418
3.250%, 04/25/23 (d)	803,000	812,005
3.300%, 10/25/26	310,000	311,184
3.303%, 11/25/27 (d)	85,000	84,875
3.320%, 02/25/23 (d)	227,000	230,182
3.413%, 12/25/26	248,000	250,839
3.430%, 01/25/27 (d)	242,707	245,774
3.458%, 08/25/23 (d)	835,000	851,566
3.650%, 02/25/28 (d)	285,000	292,060
3.900%, 06/25/51	528,000	551,053
5.085%, 03/25/19	1,021,047	1,020,218
Ginnie Mae I 30 Yr. Pool 3.500%, 12/15/41	331,919	335,749
3.500%, 02/15/42	106,615	107,840
4.500%, 09/15/33	71,791	74,947
4.500%, 11/15/39	216,339	225,886
4.500%, 03/15/40	245,546	259,464
4.500%, 04/15/40	257,637	269,016
4.500%, 06/15/40	106,794	111,618
5.000%, 03/15/34	24,562	26,039
5.000%, 06/15/34	59,212	62,783
5.000%, 12/15/34	26,344	27,922
5.000%, 06/15/35	7,010	7,291
5.500%, 11/15/32	129,143	137,460
5.500%, 08/15/33	202,575	218,937
5.500%, 12/15/33	108,808	117,742
5.500%, 09/15/34	94,447	102,163
5.500%, 10/15/35	11,468	12,180
6.000%, 12/15/28	27,630	29,957
6.000%, 12/15/31	26,598	28,958
6.000%, 03/15/32	1,088	1,167

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 6.000%, 10/15/32	131,730	$143,437
6.000%, 01/15/33	30,341	32,589
6.000%, 02/15/33	1,472	1,580
6.000%, 04/15/33	134,581	146,531
6.000%, 08/15/33	1,004	1,078
6.000%, 07/15/34	76,698	83,742
6.000%, 09/15/34	24,922	26,748
6.000%, 01/15/38	111,891	122,623
Ginnie Mae II 30 Yr. Pool 3.000%, 11/20/47	2,352,035	2,314,909
3.000%, 01/20/48	3,688,374	3,629,975
3.000%, 02/20/48	179,724	176,877
3.000%, 03/20/48	686,603	675,726
3.000%, 04/20/48	635,879	625,803
3.500%, 06/20/43	606,379	613,670
3.500%, 07/20/43	767,750	776,983
3.500%, 11/20/47	195,490	196,914
3.500%, 03/20/48	2,447,165	2,464,995
3.500%, 08/20/48	1,105,153	1,113,205
3.500%, 09/20/48	470,480	473,908
3.500%, 12/20/48	500,000	503,643
4.000%, 01/20/41	734,406	758,677
4.000%, 02/20/41	182,937	188,972
4.000%, 04/20/41	140,163	144,790
4.000%, 02/20/42	186,594	192,740
4.000%, 06/20/48	448,028	459,124
4.000%, 07/20/48	373,623	382,877
4.000%, 11/20/48	997,892	1,022,606
4.500%, 07/20/33	14,841	15,495
4.500%, 09/20/33	8,254	8,615
4.500%, 12/20/34	5,359	5,582
4.500%, 03/20/35	33,752	35,218
4.500%, 01/20/41	188,697	198,015
4.500%, TBA (c)	550,000	569,126
5.000%, 07/20/33	26,973	28,636
6.000%, 01/20/35	33,389	36,423
6.000%, 02/20/35	17,037	18,941
6.000%, 04/20/35	29,316	31,801
Government National Mortgage Association (CMO) 0.659%, 02/16/59 (d) (e)	2,436,978	147,589

		101,379,799

U.S. Treasury—13.9%
U.S. Treasury Bonds 2.500%, 02/15/45	68,000	61,741
2.875%, 05/15/43	14,475,100	14,156,077
2.875%, 11/15/46	5,439,000	5,297,910
3.000%, 11/15/45	350,000	349,907
3.000%, 02/15/48 (a)	350,000	348,736
3.500%, 02/15/39	5,026,000	5,504,880
4.500%, 02/15/36	179,000	220,820
4.500%, 08/15/39	743,000	927,167
5.000%, 05/15/37	232,000	304,812
5.250%, 02/15/29	16,000	19,569

U.S. Treasury—(Continued)
U.S. Treasury Bonds 5.375%, 02/15/31	276,000	350,816
6.250%, 08/15/23	80,000	92,923
U.S. Treasury Notes 1.750%, 11/30/21	28,134,000	27,565,323
1.750%, 09/30/22	1,741,000	1,695,065
2.000%, 11/15/26	1,875,000	1,791,103
2.250%, 08/15/27 (a)	733,000	709,917
2.500%, 08/15/23	16,705,000	16,699,418
3.125%, 05/15/21	3,504,000	3,555,420
3.500%, 05/15/20	22,011,000	22,284,041

		101,935,645

Total U.S. Treasury & Government Agencies (Cost $203,162,997)		203,315,444

Corporate Bonds & Notes—11.7%

Aerospace/Defense—0.2%
L3 Technologies, Inc. 3.850%, 06/15/23	862,000	863,288
United Technologies Corp. 4.625%, 11/16/48	562,000	543,479

		1,406,767

Agriculture—0.1%
Imperial Brands Finance plc 2.950%, 07/21/20 (144A) (a)	828,000	815,501

Auto Manufacturers—0.2%
General Motors Co.
5.150%, 04/01/38	235,000	200,969
6.750%, 04/01/46	374,000	362,449
General Motors Financial Co., Inc.
3.200%, 07/06/21	776,000	757,972
4.350%, 04/09/25	360,000	341,115

		1,662,505

Auto Parts & Equipment—0.1%
Lear Corp. 3.800%, 09/15/27	585,000	534,678

Banks—2.7%
ABN AMRO Bank NV 4.800%, 04/18/26 (144A)	800,000	798,648
Banco de Credito del Peru 5.375%, 09/16/20	835,000	861,720
Bank of America Corp.
3.004%, 3M LIBOR + 0.790%, 12/20/23 (d)	766,000	743,676
3.366%, 3M LIBOR + 0.810%, 01/23/26 (d)	591,000	565,289
3.500%, 04/19/26	583,000	561,505
4.100%, 07/24/23 (a)	1,270,000	1,287,148
4.125%, 01/22/24	1,357,000	1,375,399
5.490%, 03/15/19	196,000	196,889

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of New York Mellon Corp. (The) 2.600%, 08/17/20	1,029,000	$1,022,055
BBVA Bancomer S.A.
6.750%, 09/30/22 (144A) (a)	810,000	853,546
Goldman Sachs Group, Inc. (The) 3.850%, 01/26/27	616,000	579,748
JPMorgan Chase & Co. 3.200%, 01/25/23	1,756,000	1,730,318
3.782%, 3M LIBOR + 1.337%, 02/01/28 (d)	1,362,000	1,322,832
3.897%, 3M LIBOR + 1.220%, 01/23/49 (d)	400,000	351,339
KFW 4.875%, 06/17/19	1,290,000	1,303,747
Morgan Stanley 3.125%, 01/23/23	480,000	468,562
3.625%, 01/20/27	1,695,000	1,611,791
3.875%, 04/29/24	557,000	554,298
4.000%, 07/23/25 (a)	396,000	390,848
PNC Bank N.A. 2.300%, 06/01/20	719,000	709,213
Royal Bank of Scotland Group plc 3.875%, 09/12/23	1,128,000	1,081,331
UBS Group Funding Switzerland AG 3.491%, 05/23/23 (144A)	700,000	682,621
4.125%, 04/15/26 (144A) (a) (f)	838,000	833,009
4.253%, 03/23/28 (144A) (a)	200,000	197,314

		20,082,846

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	706,000	895,355
Constellation Brands, Inc. 3.500%, 05/09/27	1,077,000	997,818

		1,893,173

Biotechnology—0.1%
Celgene Corp. 2.875%, 08/15/20 (a)	504,000	500,425

Building Materials—0.2%
CRH America Finance, Inc. 4.500%, 04/04/48 (144A)	362,000	322,208
Martin Marietta Materials, Inc. 3.500%, 12/15/27 (a)	297,000	270,943
Masco Corp. 4.375%, 04/01/26	623,000	623,371

		1,216,522

Chemicals—0.2%
SASOL Financing USA LLC 5.875%, 03/27/24	502,000	500,907
Sherwin-Williams Co. (The)
2.250%, 05/15/20	344,000	338,684
4.500%, 06/01/47	402,000	362,999

		1,202,590

Commercial Services—0.2%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	1,115,000	1,387,567

Computers—0.3%
Apple, Inc.
2.850%, 02/23/23	1,176,000	1,161,515
3.350%, 02/09/27	745,000	728,845
3.850%, 05/04/43	370,000	352,187

		2,242,547

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.650%, 07/21/27	520,000	450,672
Capital One Financial Corp.
2.500%, 05/12/20	689,000	679,986
3.750%, 03/09/27	820,000	762,023
Charles Schwab Corp. (The) 3.200%, 01/25/28 (a)	891,000	854,397
E*TRADE Financial Corp. 2.950%, 08/24/22	338,000	327,895
Intercontinental Exchange, Inc.
2.350%, 09/15/22	487,000	470,828
2.750%, 12/01/20	301,000	299,056
4.000%, 10/15/23	832,000	851,604
Raymond James Financial, Inc. 4.950%, 07/15/46	778,000	748,438
Visa, Inc. 3.150%, 12/14/25	983,000	966,452

		6,411,351

Electric—0.8%
Berkshire Hathaway Energy Co. 3.750%, 11/15/23 (a)	440,000	446,220
Duke Energy Corp. 2.650%, 09/01/26	131,000	119,326
Enel Finance International NV 4.875%, 06/14/29 (144A)	696,000	664,357
Exelon Corp. 3.400%, 04/15/26	1,137,000	1,081,513
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29 (144A) (f)	795,000	928,433
PPL Capital Funding, Inc.
3.400%, 06/01/23	880,000	870,585
5.000%, 03/15/44	296,000	302,102
Progress Energy, Inc. 3.150%, 04/01/22	1,083,000	1,066,591
State Grid Overseas Investment, Ltd. 2.750%, 05/07/19 (144A) (f)	778,000	777,204

		6,256,331

Environmental Control—0.1%
Republic Services, Inc. 3.950%, 05/15/28 (a)	446,000	446,560

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—0.2%
Conagra Brands, Inc. 5.300%, 11/01/38	232,000	$219,458
5.400%, 11/01/48	308,000	284,014
Danone S.A. 2.947%, 11/02/26 (144A)	1,133,000	1,034,297
Kraft Heinz Foods Co. 5.000%, 07/15/35	254,000	238,786

		1,776,555

Gas—0.0%
NiSource, Inc. 5.650%, 02/01/45	176,000	191,849

Healthcare-Products—0.8%
Abbott Laboratories 4.900%, 11/30/46 (a)	749,000	787,310
Becton Dickinson & Co. 2.675%, 12/15/19	520,000	515,063
3.125%, 11/08/21	344,000	339,257
4.669%, 06/06/47	729,000	686,590
Medtronic, Inc. 4.375%, 03/15/35	446,000	457,101
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	851,000	785,759
3.200%, 08/15/27	1,100,000	1,022,891
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/25	955,000	908,075
3.554%, 3M LIBOR + 0.750%, 03/19/21 (d)	313,000	310,069

		5,812,115

Healthcare-Services—0.2%
Laboratory Corp. of America Holdings 3.200%, 02/01/22	213,000	211,379
3.250%, 09/01/24	558,000	534,005
4.700%, 02/01/45	267,000	248,882
Northwell Healthcare, Inc. 3.979%, 11/01/46	57,000	51,999
4.260%, 11/01/47	456,000	433,993

		1,480,258

Household Products/Wares—0.2%
Reckitt Benckiser Treasury Services plc 2.750%, 06/26/24 (144A)	348,000	328,876
3.625%, 09/21/23 (144A)	1,070,000	1,076,823

		1,405,699

Insurance—0.6%
American International Group, Inc. 4.125%, 02/15/24 (a)	750,000	753,019
4.875%, 06/01/22	1,770,000	1,836,332
Berkshire Hathaway, Inc. 3.125%, 03/15/26	390,000	378,192
Liberty Mutual Group, Inc. 4.850%, 08/01/44 (144A)	484,000	470,584

Insurance—(Continued)
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21 (a)	920,000	948,093

		4,386,220

Internet—0.2%
Booking Holdings, Inc. 2.750%, 03/15/23	1,315,000	1,262,104

Investment Company Security—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,733,369

Lodging—0.1%
Marriott International, Inc. 4.000%, 04/15/28 (a)	698,000	671,401

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 4.200%, 01/15/24	675,000	667,030
Roper Technologies, Inc. 4.200%, 09/15/28	281,000	278,372
Wabtec Corp. 4.700%, 09/15/28	648,000	608,095

		1,553,497

Media—0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25	523,000	519,813
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	1,240,000	1,512,771

		2,032,584

Mining—0.1%
Glencore Funding LLC 4.000%, 03/27/27 (144A) (a)	200,000	182,293
4.125%, 05/30/23 (144A)	684,000	671,680

		853,973

Oil & Gas—0.4%
BP Capital Markets plc 4.500%, 10/01/20	306,000	313,245
Eni S.p.A. 4.750%, 09/12/28 (144A)	617,000	603,504
Equinor ASA 7.750%, 06/15/23	100,000	118,249
Marathon Petroleum Corp. 3.625%, 09/15/24 (a)	858,000	834,808
4.750%, 09/15/44	583,000	514,626
Valero Energy Corp. 4.900%, 03/15/45	896,000	843,235

		3,227,667

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—0.1%
Cigna Corp 4.125%, 11/15/25 (144A)	823,000	$822,222

Pipelines—0.7%
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	1,228,000	1,196,454
4.250%, 07/15/27 (144A)	93,000	90,542
Enterprise Products Operating LLC 6.500%, 01/31/19 (a)	908,000	909,997
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	691,000	685,656
MPLX L.P. 4.500%, 04/15/38	297,000	259,666
ONEOK, Inc. 4.950%, 07/13/47	869,000	803,823
Sabine Pass Liquefaction LLC 5.000%, 03/15/27	1,100,000	1,104,221

		5,050,359

Real Estate Investment Trusts—0.3%
American Tower Corp. 3.000%, 06/15/23	415,000	399,257
3.600%, 01/15/28	415,000	387,979
Crown Castle International Corp. 3.650%, 09/01/27	1,014,000	940,555
GLP Capital L.P. / GLP Financing II, Inc. 5.300%, 01/15/29	574,000	561,389

		2,289,180

Retail—0.2%
Dollar Tree, Inc. 4.000%, 05/15/25	349,000	335,658
Home Depot, Inc. (The) 3.900%, 06/15/47	471,000	445,019
Tapestry, Inc. 4.125%, 07/15/27	572,000	535,511

		1,316,188

Semiconductors—0.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.500%, 01/15/28	837,000	725,609
Intel Corp. 4.100%, 05/11/47	591,000	568,082

		1,293,691

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 3.483%, 12/01/27	250,000	232,857

Software—0.2%
Fidelity National Information Services, Inc. 4.500%, 08/15/46	210,000	191,239
4.750%, 05/15/48	498,000	463,543

Software—(Continued)
Microsoft Corp. 4.250%, 02/06/47	1,092,000	1,148,016

		1,802,798

Telecommunications—0.1%
AT&T, Inc. 5.450%, 03/01/47 (a)	896,000	876,218

Total Corporate Bonds & Notes (Cost $88,611,414)		86,130,167

Mortgage-Backed Securities—2.5%

Commercial Mortgage-Backed Securities—2.5%
AREIT Trust 3.287%, 1M LIBOR + 0.980%,, 11/14/35 (144A) (d) (f)	1,382,500	1,382,497
Bancorp Commercial Mortgage Trust 3.355%, 1M LIBOR + 0.900%, 09/15/35 (144A) (d) (f)	1,006,017	1,004,201
BDS, Ltd. 3.855%, 1M LIBOR + 1.400%, 08/15/35 (144A) (d) (f)	1,322,500	1,322,518
Benchmark Mortgage Trust 3.666%, 01/15/51 (d)	1,235,000	1,236,435
CD Commercial Mortgage Trust 3.514%, 05/10/50 (d)	1,519,456	1,509,088
Citigroup Commercial Mortgage Trust 3.471%, 10/12/50	334,128	329,698
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.510%, 09/10/50	980,547	963,618
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,315,901
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	738,348
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,387,991	1,377,837
GS Mortgage Securities Trust 3.433%, 05/10/50	687,654	674,998
JPMBB Commercial Mortgage Securities Trust
3.227%, 10/15/48	1,036,740	1,021,945
3.494%, 01/15/48	1,590,000	1,591,741
JPMCC Commercial Mortgage Securities Trust 3.454%, 09/15/50	266,697	262,937
Morgan Stanley Bank of America Merrill Lynch Trust 3.536%, 11/15/52	519,442	512,240
Morgan Stanley Capital I, Inc. 3.530%, 06/15/50	470,148	465,029
UBS Commercial Mortgage Trust 3.679%, 12/15/50	1,210,000	1,207,021
Wells Fargo Commercial Mortgage Trust 3.540%, 05/15/48	1,410,327	1,411,845

Total Mortgage-Backed Securities (Cost $18,836,542)		18,327,897

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—1.9%

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.3%
Chesapeake Funding II LLC
3.040%, 04/15/30 (144A) (f)	518,130	$517,780
3.455%, 1M LIBOR + 1.000%, 06/15/28 (144A) (d) (f)	421,263	422,321
Ford Credit Auto Owner Trust
2.260%, 11/15/25 (144A)	550,000	548,309
2.310%, 04/15/26 (144A)	425,000	422,025

		1,910,435

Asset-Backed - Home Equity—0.1%
Bayview Financial Revolving Asset Trust 4.106%, 1M LIBOR + 1.600%, 12/28/40 (144A) (d) (f)	461,832	426,556
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	126,811	132,602
Home Equity Loan Trust 5.320%, 12/25/35 (d)	236,097	228,540

		787,698

Asset-Backed - Other—1.5%
ALM, Ltd. 2.604%, 3M LIBOR + 1.250%, 10/18/27 (144A) (d) (f)	849,000	834,770
3.836%, 3M LIBOR + 1.400%, 10/15/27 (144A) (d) (f)	1,395,000	1,380,329
American Tower Trust I 3.070%, 03/15/48 (144A)	1,000,000	984,464
Cutwater, Ltd.
3.656%, 3M LIBOR + 1.220%, 01/15/29 (144A) (d)	1,395,000	1,384,844
Dryden 55 CLO, Ltd. 3.456%, 3M LIBOR + 1.020%, 04/15/31 (144A) (d)	1,430,000	1,409,296
Dryden Senior Loan Fund 3.336%, 3M LIBOR + 0.900%, 04/15/29 (144A) (d) (f)	663,000	654,728
Figueroa CLO, Ltd. 3.936%, 3M LIBOR + 1.500%, 01/15/27 (144A) (d)	420,000	413,645
Fort Credit LLC 4.117%, 10/21/23 (144A)	518,500	515,789
KREF, Ltd. 3.402%, 1M LIBOR + 1.100%, 06/15/36 (144A) (d) (f)	691,000	690,988
Mountain Hawk CLO, Ltd. 4.245%, 3M LIBOR + 1.800%, 04/18/25 (144A) (d)	1,463,576	1,458,931
Navistar Financial Dealer Note Master Trust 3.136%, 1M LIBOR + 0.630%, 09/25/23 (144A) (d) (f)	808,000	807,696
Neuberger Berman CLO, Ltd. 3.236%, 3M LIBOR + 0.800%, 01/15/28 (144A) (d) (f)	600,000	592,727
Small Business Administration Participation Certificates 4.350%, 07/01/23	99,556	101,805
4.770%, 04/01/24	6,596	6,787
4.950%, 03/01/25	40,462	41,786
4.990%, 09/01/24	22,850	23,637
5.110%, 08/01/25	57,852	59,806
5.180%, 05/01/24	9,843	10,138
5.520%, 06/01/24	22,983	23,917

		11,396,083

Total Asset-Backed Securities (Cost $15,046,080)		14,094,216

Municipals—0.2%
Security Description	Principal Amount*/ Shares	Value
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40 (Cost $1,092,733)	1,050,000	1,479,450

Convertible Preferred Stocks—0.2%

Electric Utilities—0.1%
NextEra Energy, Inc. 6.123%, 09/01/19	6,834	393,912

Multi-Utilities—0.1%
CenterPoint Energy, Inc. 7.000%, 09/01/21	18,520	932,852

Total Convertible Preferred Stocks (Cost $1,321,006)		1,326,764

Short-Term Investment—0.1%

Discount Note—0.1%
Federal Home Loan Bank 1.065%, 01/02/19 (g)	806,000	806,000

Total Short-Term Investments (Cost $805,953)		806,000

Securities Lending Reinvestments (h)—8.2%

Certificates of Deposit—2.9%
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (d)	2,000,000	2,000,798
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (d)	1,000,000	999,905
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (d)	2,000,000	1,999,196
Credit Industriel et Commercial Zero Coupon, 01/25/19	1,480,842	1,497,450
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	2,000,000	1,999,852
Natixis S.A. New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (d)	1,000,000	999,370
2.810%, 1M LIBOR + 0.370%, 02/14/19 (d)	2,000,000	2,000,374
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (d)	1,500,000	1,500,012
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	2,000,000	1,999,942
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	1,500,000	1,499,449
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	1,985,555	1,989,140
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (d)	1,000,000	1,000,867
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	1,500,000	1,499,991

		20,986,346

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—0.7%
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (d)	1,000,000	$1,000,000
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	2,000,000	2,000,186
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	1,500,000	1,500,368
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (d)	1,000,000	999,960

		5,500,514

Repurchase Agreements—4.6%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $50,376; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $51,000.	50,000	50,000
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $700,097; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $714,001.	700,000	700,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $1,000,138; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $500,076; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $510,000.	500,000	500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $1,395,509; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $1,423,166.	1,395,261	1,395,261
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,108,265; collateralized by various Common Stock with an aggregate market value of $1,210,000.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $3,022,540; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $4,000,569; collateralized by various Common Stock with an aggregate market value of $4,452,849.	4,000,000	4,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $2,600,370; collateralized by various Common Stock with an aggregate market value of $2,894,352.	2,600,000	2,600,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,500,213; collateralized by various Common Stock with an aggregate market value of $1,669,818.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $1,000,504; collateralized by various Common Stock with an aggregate market value of $1,113,322.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $1,500,755; collateralized by various Common Stock with an aggregate market value of $1,669,983.	1,500,000	1,500,000
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $6,000,983; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $6,120,000.	6,000,000	6,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,100,155; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,205,023.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,300,183; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,424,119.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $5,000,703; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $600,299; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $657,286.	600,000	600,000

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $600,299; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,862,309.	1,700,000	$1,700,000

		34,045,261

Total Securities Lending Reinvestments (Cost $60,531,779)		60,532,121

Total Investments—108.4% (Cost $746,458,375)		797,337,412
Other assets and liabilities (net)—(8.4)%		(62,124,021)

Net Assets—100.0%		$735,213,391

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $59,599,422 and the collateral received consisted of cash in the amount of $60,511,658. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments
(b)	Non-income producing security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	Interest only security.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $12,575,757, which is 1.7% of net assets. See details shown in the Restricted Securities table that follows.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $33,645,466, which is 4.6% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
ALM, Ltd., 2.604%, 10/18/27	10/04/17	$849,000	$849,000	$834,770
ALM, Ltd., 3.836%, 10/15/27	09/21/18	1,395,000	1,395,000	1,380,329
AREIT Trust, 3.287%, 11/14/35	10/30/18	1,382,500	1,382,500	1,382,497
BDS, Ltd., 3.855%, 08/15/35	07/25/18	1,322,500	1,323,456	1,322,518
Bancorp Commercial Mortgage Trust, 3.355%, 09/15/35	09/17/18	1,006,017	1,006,017	1,004,201
Bayview Financial Revolving Asset Trust, 4.106%, 12/28/40	03/01/06	461,832	461,832	426,556
Chesapeake Funding II LLC, 3.455%, 06/15/28	06/14/16	421,263	421,263	422,321
Chesapeake Funding II LLC, 3.040%, 04/15/30	04/11/18	518,130	518,114	517,780
Dryden Senior Loan Fund, 3.336%, 04/15/29	04/09/18	663,000	663,000	654,728
KREF, Ltd., 3.402%, 06/15/36	11/07/18	691,000	691,000	690,988
Navistar Financial Dealer Note Master Trust, 3.136%, 09/25/23	09/17/18	808,000	808,000	807,696
Neuberger Berman CLO, Ltd., 3.236%, 01/15/28	09/19/18	600,000	598,050	592,727
Oncor Electric Delivery Co. LLC, 5.750%, 03/15/29	11/27/18	795,000	912,477	928,433
State Grid Overseas Investment, Ltd., 2.750%, 05/07/19	04/28/14	778,000	777,466	777,204
UBS Group Funding Switzerland AG, 4.125%, 04/15/26	03/29/16	838,000	836,581	833,009

				$12,575,757

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$13,097,499	$—	$—	$13,097,499
Air Freight & Logistics	1,680,539	—	—	1,680,539
Airlines	1,050,345	—	—	1,050,345
Auto Components	4,431,519	—	—	4,431,519
Automobiles	170,771	1,144,191	—	1,314,962
Banks	39,438,495	1,439,512	—	40,878,007
Beverages	3,176,117	2,998,593	—	6,174,710
Biotechnology	2,255,395	—	—	2,255,395
Building Products	3,982,054	—	—	3,982,054
Capital Markets	23,017,414	—	—	23,017,414
Chemicals	14,423,923	—	—	14,423,923
Commercial Services & Supplies	546,640	—	—	546,640
Communications Equipment	4,899,063	—	—	4,899,063
Consumer Finance	1,808,011	—	—	1,808,011
Containers & Packaging	883,695	—	—	883,695
Diversified Financial Services	—	1,733,384	—	1,733,384
Diversified Telecommunication Services	3,161,138	—	—	3,161,138
Electric Utilities	11,433,492	1,131,960	—	12,565,452
Electrical Equipment	5,544,671	352,535	—	5,897,206
Energy Equipment & Services	2,054,864	—	—	2,054,864
Entertainment	555,053	—	—	555,053
Equity Real Estate Investment Trusts	8,214,387	—	—	8,214,387
Food & Staples Retailing	1,404,648	—	—	1,404,648
Food Products	6,677,495	6,242,439	—	12,919,934
Health Care Equipment & Supplies	17,750,523	—	—	17,750,523
Health Care Providers & Services	12,822,407	—	—	12,822,407
Hotels, Restaurants & Leisure	4,148,534	—	—	4,148,534
Household Durables	2,035,174	—	—	2,035,174
Household Products	3,624,865	1,355,649	—	4,980,514
Industrial Conglomerates	8,831,069	—	—	8,831,069
Insurance	22,132,977	2,289,062	—	24,422,039
Interactive Media & Services	2,043,942	—	—	2,043,942
Internet & Direct Marketing Retail	3,798,482	—	—	3,798,482
IT Services	17,078,524	—	—	17,078,524
Leisure Products	488,375	—	—	488,375
Life Sciences Tools & Services	5,727,681	—	—	5,727,681
Machinery	8,985,325	—	—	8,985,325
Media	13,746,551	—	—	13,746,551
Metals & Mining	—	2,079,315	—	2,079,315
Mortgage Real Estate Investment Trusts	526,735	—	—	526,735
Multi-Utilities	3,068,626	787,639	—	3,856,265

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Multiline Retail	$880,981	$—	$—	$880,981
Oil, Gas & Consumable Fuels	19,284,658	3,272,998	—	22,557,656
Personal Products	301,143	—	—	301,143
Pharmaceuticals	29,319,209	3,830,974	—	33,150,183
Professional Services	1,576,505	—	—	1,576,505
Road & Rail	8,053,093	—	—	8,053,093
Semiconductors & Semiconductor Equipment	10,457,102	—	—	10,457,102
Software	12,661,315	—	—	12,661,315
Specialty Retail	1,383,646	—	—	1,383,646
Technology Hardware, Storage & Peripherals	3,022,868	455,373	—	3,478,241
Textiles, Apparel & Luxury Goods	1,673,663	963,520	—	2,637,183
Tobacco	10,997,813	609,730	—	11,607,543
Trading Companies & Distributors	309,465	—	—	309,465
Total Common Stocks	380,638,479	30,686,874	—	411,325,353
Total U.S. Treasury & Government Agencies*	—	203,315,444	—	203,315,444
Total Corporate Bonds & Notes*	—	86,130,167	—	86,130,167
Total Mortgage-Backed Securities*	—	18,327,897	—	18,327,897
Total Asset-Backed Securities*	—	14,094,216	—	14,094,216
Total Municipals	—	1,479,450	—	1,479,450
Total Convertible Preferred Stocks*	1,326,764	—	—	1,326,764
Total Short-Term Investment*	—	806,000	—	806,000
Total Securities Lending Reinvestments*	—	60,532,121	—	60,532,121
Total Investments	$381,965,243	$415,372,169	$—	$797,337,412

Collateral for Securities Loaned (Liability)	$—	$(60,511,658)	$—	$(60,511,658)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$797,337,412
Cash	10,142
Cash denominated in foreign currencies (c)	65
Receivable for:
Investments sold	821,296
TBA securities sold	361,424
Fund shares sold	10,907
Dividends and interest	2,930,831
Prepaid expenses	2,157

Total Assets	801,474,234
Liabilities
Collateral for securities loaned	60,511,658
Payables for:
TBA securities purchased	4,314,511
Fund shares redeemed	632,082
Accrued Expenses:
Management fees	360,741
Distribution and service fees	107,714
Deferred trustees’ fees	111,586
Other expenses	222,551

Total Liabilities	66,260,843

Net Assets	$735,213,391

Net Assets Consist of:
Paid in surplus	$639,860,045
Distributable earnings (Accumulated losses)	95,353,346

Net Assets	$735,213,391

Net Assets
Class A	$160,713,634
Class B	207,901,736
Class E	22,490,054
Class F	344,107,967
Capital Shares Outstanding*
Class A	1,049,425
Class B	1,379,095
Class E	147,794
Class F	2,269,649
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$153.14
Class B	150.75
Class E	152.17
Class F	151.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $746,458,375.
(b)	Includes securities loaned at value of $59,599,422.
(c)	Identified cost of cash denominated in foreign currencies was $64.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$12,618,102
Interest	10,377,516
Securities lending income	220,298

Total investment income	23,215,916
Expenses
Management fees	4,624,488
Administration fees	35,785
Custodian and accounting fees	157,178
Distribution and service fees—Class B	586,371
Distribution and service fees—Class E	37,824
Distribution and service fees—Class F	778,341
Audit and tax services	65,808
Legal	45,317
Trustees’ fees and expenses	33,734
Shareholder reporting	90,697
Insurance	5,421
Miscellaneous	23,750

Total expenses	6,484,714
Less broker commission recapture	(1,466)

Net expenses	6,483,248

Net Investment Income	16,732,668

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	33,148,745
Foreign currency transactions	5,637

Net realized gain	33,154,382

Net change in unrealized depreciation on:
Investments	(95,584,078)
Foreign currency transactions	(3,756)

Net change in unrealized depreciation	(95,587,834)

Net realized and unrealized loss	(62,433,452)

Net Decrease in Net Assets From Operations	$(45,700,784)

(a)	Net of foreign withholding taxes of $180,493.

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,732,668	$16,377,955
Net realized gain	33,154,382	53,358,697
Net change in unrealized appreciation (depreciation)	(95,587,834)	31,365,429

Increase (decrease) in net assets from operations	(45,700,784)	101,102,081

From Distributions to Shareholders (a)
Class A	(14,737,131)	(14,024,809)
Class B	(19,453,121)	(17,373,702)
Class E	(2,097,343)	(2,036,170)
Class F	(32,316,162)	(32,758,163)

Total distributions	(68,603,757)	(66,192,844)

Decrease in net assets from capital share transactions	(35,848,597)	(10,282,117)

Total increase (decrease) in net assets	(150,153,138)	24,627,120

Net Assets
Beginning of period	885,366,529	860,739,409

End of period	$735,213,391	$885,366,529 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	58,743	$9,903,134	153,443	$26,118,792
Reinvestments	91,705	14,737,131	83,730	14,024,809
Redemptions	(144,679)	(24,334,597)	(237,699)	(40,759,034)

Net increase (decrease)	5,769	$305,668	(526)	$(615,433)

Class B
Sales	54,637	$9,037,288	184,798	$31,144,654
Reinvestments	122,802	19,453,121	105,097	17,373,702
Redemptions	(236,470)	(38,957,577)	(203,455)	(34,773,301)

Net increase (decrease)	(59,031)	$(10,467,168)	86,440	$13,745,055

Class E
Sales	3,124	$533,358	5,803	$1,001,333
Reinvestments	13,124	2,097,343	12,219	2,036,170
Redemptions	(22,260)	(3,717,856)	(19,286)	(3,325,803)

Net decrease	(6,012)	$(1,087,155)	(1,264)	$(288,300)

Class F
Sales	93,601	$15,608,427	131,860	$22,684,980
Reinvestments	202,902	32,316,162	197,219	32,758,163
Redemptions	(436,754)	(72,524,531)	(457,959)	(78,566,582)

Net decrease	(140,251)	$(24,599,942)	(128,880)	$(23,123,439)

Decrease derived from capital shares transactions		$(35,848,597)		$(10,282,117)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(4,594,873)	$(9,429,936)
Class B	(5,313,686)	(12,060,016)
Class E	(640,383)	(1,395,787)
Class F	(10,139,950)	(22,618,213)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $17,814,529 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$177.03	$170.50	$168.01		$172.72	$162.91

Income (Loss) from Investment Operations
Net investment income (a)	3.68	3.55	3.94	(b)	3.66	3.85
Net realized and unrealized gain (loss)	(12.86)	16.87	10.93		(3.83)	9.94

Total income (loss) from investment operations	(9.18)	20.42	14.87		(0.17)	13.79

Less Distributions
Distributions from net investment income	(4.04)	(4.55)	(5.10)		(4.54)	(3.98)
Distributions from net realized capital gains	(10.67)	(9.34)	(7.28)		0.00	0.00

Total distributions	(14.71)	(13.89)	(12.38)		(4.54)	(3.98)

Net Asset Value, End of Period	$153.14	$177.03	$170.50		$168.01	$172.72

Total Return (%) (c)	(5.57)	12.44	9.20		(0.16)	8.64

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.62	0.61	0.61		0.60	0.60
Ratio of net investment income to average net assets (%)	2.20	2.05	2.34	(b)	2.13	2.32
Portfolio turnover rate (%)	29 (d)	35 (d)	35	(d)	41 (d)	34 (d)
Net assets, end of period (in millions)	$160.7	$184.8	$178.0		$165.9	$186.7

	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$174.48	$168.22	$165.89		$170.57	$160.94

Income (Loss) from Investment Operations
Net investment income (a)	3.21	3.06	3.48	(b)	3.20	3.40
Net realized and unrealized gain (loss)	(12.66)	16.66	10.77		(3.79)	9.81

Total income (loss) from investment operations	(9.45)	19.72	14.25		(0.59)	13.21

Less Distributions
Distributions from net investment income	(3.61)	(4.12)	(4.64)		(4.09)	(3.58)
Distributions from net realized capital gains	(10.67)	(9.34)	(7.28)		0.00	0.00

Total distributions	(14.28)	(13.46)	(11.92)		(4.09)	(3.58)

Net Asset Value, End of Period	$150.75	$174.48	$168.22		$165.89	$170.57

Total Return (%) (c)	(5.81)	12.17	8.92		(0.40)	8.36

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87	0.86	0.86		0.85	0.85
Ratio of net investment income to average net assets (%)	1.95	1.79	2.09	(b)	1.88	2.07
Portfolio turnover rate (%)	29 (d)	35 (d)	35	(d)	41 (d)	34 (d)
Net assets, end of period (in millions)	$207.9	$250.9	$227.4		$223.0	$247.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$175.98	$169.55	$167.11		$171.80	$162.06

Income (Loss) from Investment Operations
Net investment income (a)	3.41	3.27	3.67	(b)	3.39	3.59
Net realized and unrealized gain (loss)	(12.78)	16.79	10.86		(3.82)	9.88

Total income (loss) from investment operations	(9.37)	20.06	14.53		(0.43)	13.47

Less Distributions
Distributions from net investment income	(3.77)	(4.29)	(4.81)		(4.26)	(3.73)
Distributions from net realized capital gains	(10.67)	(9.34)	(7.28)		0.00	0.00

Total distributions	(14.44)	(13.63)	(12.09)		(4.26)	(3.73)

Net Asset Value, End of Period	$152.17	$175.98	$169.55		$167.11	$171.80

Total Return (%) (c)	(5.72)	12.28	9.03		(0.31)	8.48

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	0.76	0.76		0.75	0.75
Ratio of net investment income to average net assets (%)	2.05	1.90	2.19	(b)	1.98	2.17
Portfolio turnover rate (%)	29 (d)	35 (d)	35	(d)	41 (d)	34 (d)
Net assets, end of period (in millions)	$22.5	$27.1	$26.3		$27.1	$30.9

	Class F
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$175.36	$168.99	$166.59		$171.25	$161.54

Income (Loss) from Investment Operations
Net investment income (a)	3.31	3.17	3.57	(b)	3.29	3.50
Net realized and unrealized gain (loss)	(12.72)	16.73	10.83		(3.79)	9.84

Total income (loss) from investment operations	(9.41)	19.90	14.40		(0.50)	13.34

Less Distributions
Distributions from net investment income	(3.66)	(4.19)	(4.72)		(4.16)	(3.63)
Distributions from net realized capital gains	(10.68)	(9.34)	(7.28)		0.00	0.00

Total distributions	(14.34)	(13.53)	(12.00)		(4.16)	(3.63)

Net Asset Value, End of Period	$151.61	$175.36	$168.99		$166.59	$171.25

Total Return (%) (c)	(5.76)	12.22	8.97		(0.35)	8.42

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.82	0.81	0.81		0.80	0.80
Ratio of net investment income to average net assets (%)	2.00	1.85	2.14	(b)	1.93	2.12
Portfolio turnover rate (%)	29 (d)	35 (d)	35	(d)	41 (d)	34 (d)
Net assets, end of period (in millions)	$344.1	$422.6	$429.0		$450.4	$524.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.12 per share and 0.07% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 28%, 35%, 34%, 37%, and 25% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-24

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses), and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

BHFTII-25

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-26

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $34,045,261. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(51,779,730)	$—	$—	$—	$(51,779,730)
Corporate Bonds & Notes	(8,103,531)	—	—	—	(8,103,531)
U.S. Treasury & Government Agencies	(628,397)	—	—	—	(628,397)
Total	$(60,511,658)	$—	$—	$—	$(60,511,658)
Total Borrowings	$(60,511,658)	$—	$—	$—	$(60,511,658)
Gross amount of recognized liabilities for securities lending transactions					$(60,511,658)

BHFTII-27

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar rolls and TBA transactions but excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$106,945,935	$131,834,588	$118,775,659	$193,934,707

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $240,042 in sales of investments, which are included above, and resulted in realized losses of $79,732.

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2018 were as follows:

Purchases	Sales
$14,996,185	$11,773,770

BHFTII-28

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$4,624,488	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class E and Class F shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class E and Class F shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class E and Class F shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.15% of average daily net assets in the case of Class E shares and 0.20% of average daily net assets in the case of Class F shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-29

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$750,051,513

Gross unrealized appreciation	80,408,989
Gross unrealized depreciation	(33,123,090)

Net unrealized appreciation (depreciation)	$47,285,899

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$20,298,439	$22,797,540	$48,305,318	$43,395,304	$68,603,757	$66,192,844

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$17,379,312	$30,801,703	$47,283,920	$—	$95,464,935

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-30

Brighthouse Funds Trust II

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Total Return Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Total Return Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Total Return Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-31

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTII-32

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTII-33

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-34

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-35

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-36

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

MFS Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2018, but underperformed the median of its Performance Universe for the one-year period ended June 30, 2018. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the five-year period ended June 30, 2018, but underperformed the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its blended benchmark, the S&P 500 Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%), for the one-, three- and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were equal to the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-37

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, D, and E shares of the MFS Value Portfolio returned -10.05%, -10.24%, -10.06%, and -10.20%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned -8.27%.

MARKET ENVIRONMENT/CONDITIONS

During the reporting period, the U.S. Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the U.S., Eurozone, and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the U.S. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the U.S. during most of the period but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices, and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the U.S. Tighter financial conditions from rising U.S. rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after U.S. markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in U.S. earnings per share. Strong earnings growth, combined with the market decline, brought U.S. equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the U.S. economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio posted negative results and underperformed its benchmark, the Russell 1000 Value Index. Overall, a combination of sector allocation and stock selection led to the underperformance.

In the Consumer Staples sector, overweight positions in tobacco company Philip Morris International and global food company General Mills held back relative returns. An overweight position and stock selection in the Financials sector further hurt relative results. Within this sector, overweight positions in financial services firm Goldman Sachs Group and not owning shares of insurance and investment firm Berkshire Hathaway hindered relative performance. An underweight position in the Utilities sector also weakened relative returns. However, there were no individual stocks within this sector that were among the Portfolio’s largest relative detractors during the period.

Stock selection in the Information Technology (“IT”) sector further hampered relative performance. Within this sector, not owning shares of network equipment company Cisco Systems and semiconductor company Intel weighed on relative results.

Stocks in other sectors that held back relative performance included an overweight position in oil field services company Schlumberger, an underweight position in telecommunications services provider Verizon Communications and holdings of global security company Northrop Grumman. Additionally, not owning shares of global media company 21st Century Fox hindered relative returns.

A combination of stock selection and an overweight position in the Health Care sector boosted relative performance. Within this sector, overweight positions in medical device maker Medtronic, life sciences supply company Thermo Fisher Scientific, pharmaceutical giant Pfizer, healthcare equipment manufacturer Danaher, and pharmaceutical and medical products maker Abbott Laboratories aided relative returns.

Stock selection in the Materials sector also helped relative returns. However, there were no individual stocks within this sector that were among the Portfolio’s largest relative contributors during the period.

Elsewhere, not owning shares of diversified industrial conglomerate General Electric and telecommunication services provider AT&T, and the Portfolio’s holdings of risk management and human capital consulting services provider Aon, bolstered relative performance. Additionally, overweight positions in power & natural gas distributor Duke Energy and global provider of banking and payment technologies Fidelity National Information Services also supported relative results.

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

For the 12-month period ended December 31, 2018, the significant changes to the Portfolio included our increased exposure to the Health Care, Utilities, and Industrials sectors with commensurate decreased exposure within Financials, Consumer Discretionary, and Consumer Staples. At the end of the period, the Portfolio’s top overweights were to Industrials, Financials, and Consumer Staples, while being most underweight Energy, Real Estate, and Consumer Discretionary. Relative sector positioning reflects the investment team’s bottom-up stock selection process rather than a reflection of any top-down macroeconomic view.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	-10.05	6.08	11.19	—
Class B	-10.24	5.81	10.92	—
Class D	-10.06	5.98	—	8.51
Class E	-10.20	5.91	11.03	—
Russell 1000 Value Index	-8.27	5.95	11.18	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.6
Johnson & Johnson	3.8
Wells Fargo & Co.	3.0
Accenture plc - Class A	2.9
Medtronic plc	2.9
Pfizer, Inc.	2.8
Comcast Corp. - Class A	2.6
Travelers Cos., Inc. (The)	2.4
Philip Morris International, Inc.	2.3
Chubb, Ltd.	2.3

Top Sectors

% of Net Assets
Financials	28.4
Health Care	17.7
Industrials	15.6
Consumer Staples	10.1
Information Technology	8.5
Communication Services	5.3
Energy	4.4
Utilities	3.5
Materials	3.4
Consumer Discretionary	1.4

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.57%	$1,000.00	$934.40	$2.78
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B (a)	Actual	0.82%	$1,000.00	$932.90	$4.00
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class D (a)	Actual	0.67%	$1,000.00	$934.10	$3.27
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class E (a)	Actual	0.73%	$1,000.00	$933.30	$3.56
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.4%
Lockheed Martin Corp.	71,191	$18,640,651
Northrop Grumman Corp.	213,062	52,178,884
United Technologies Corp.	324,743	34,578,635

		105,398,170

Air Freight & Logistics—0.6%
United Parcel Service, Inc. - Class B (a)	178,400	17,399,352

Auto Components—0.9%
Aptiv plc	373,391	22,989,684
Lear Corp.	51,553	6,333,801

		29,323,485

Automobiles—0.1%
Harley-Davidson, Inc.	111,440	3,802,333

Banks—13.1%
Citigroup, Inc.	1,121,559	58,388,361
JPMorgan Chase & Co.	1,462,202	142,740,159
PNC Financial Services Group, Inc. (The)	401,324	46,918,789
U.S. Bancorp	1,462,518	66,837,073
Wells Fargo & Co.	2,030,199	93,551,570

		408,435,952

Beverages—1.9%
Diageo plc	1,159,192	41,201,761
PepsiCo, Inc.	153,960	17,009,501

		58,211,262

Building Products—1.6%
Johnson Controls International plc	1,676,691	49,713,888

Capital Markets—7.0%
Bank of New York Mellon Corp. (The) (a)	781,823	36,800,409
BlackRock, Inc.	76,522	30,059,372
Goldman Sachs Group, Inc. (The)	309,161	51,645,345
Moody’s Corp. (a)	153,524	21,499,501
Nasdaq, Inc.	435,323	35,509,297
State Street Corp.	417,308	26,319,616
T. Rowe Price Group, Inc. (a)	160,523	14,819,483

		216,653,023

Chemicals—3.2%
DowDuPont, Inc.	205,788	11,005,543
PPG Industries, Inc. (a)	580,314	59,325,500
Sherwin-Williams Co. (The)	75,100	29,548,846

		99,879,889

Consumer Finance—0.9%
American Express Co.	308,924	29,446,636

Containers & Packaging—0.2%
Crown Holdings, Inc. (a) (b)	150,511	6,256,742

Diversified Telecommunication Services—0.7%
Verizon Communications, Inc.	379,757	21,349,939

Electric Utilities—3.5%
Duke Energy Corp. (a)	706,371	60,959,817
Southern Co. (The) (a)	783,615	34,416,371
Xcel Energy, Inc. (a)	300,418	14,801,595

		110,177,783

Electrical Equipment—1.0%
Eaton Corp. plc	434,043	29,801,392

Energy Equipment & Services—1.1%
Schlumberger, Ltd.	966,626	34,875,866

Equity Real Estate Investment Trusts—0.4%
Public Storage (a)	61,953	12,539,907

Food Products—3.9%
Archer-Daniels-Midland Co.	389,379	15,952,858
Danone S.A.	210,270	14,819,710
General Mills, Inc. (a)	716,359	27,895,020
J.M. Smucker Co. (The) (a)	126,627	11,838,358
Nestle S.A.	611,060	49,679,695

		120,185,641

Health Care Equipment & Supplies—5.8%
Abbott Laboratories (a)	593,331	42,915,631
Danaher Corp.	469,222	48,386,173
Medtronic plc	980,138	89,153,352

		180,455,156

Health Care Providers & Services—2.3%
Cigna Corp.	265,281	50,382,086
McKesson Corp.	189,980	20,987,091

		71,369,177

Household Products—1.4%
Colgate-Palmolive Co.	106,338	6,329,238
Kimberly-Clark Corp.	96,822	11,031,898
Procter & Gamble Co. (The)	98,078	9,015,330
Reckitt Benckiser Group plc	206,782	15,791,115

		42,167,581

Industrial Conglomerates—3.1%
3M Co. (a)	200,157	38,137,915
Honeywell International, Inc.	447,179	59,081,289

		97,219,204

Insurance—7.3%
Aon plc	448,316	65,167,214
Chubb, Ltd.	544,977	70,400,129
Prudential Financial, Inc.	210,753	17,186,907
Travelers Cos., Inc. (The)	633,310	75,838,872

		228,593,122

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—6.3%
Accenture plc - Class A	636,997	$89,822,947
Amdocs, Ltd.	128,653	7,536,493
Cognizant Technology Solutions Corp. - Class A	246,170	15,626,872
DXC Technology Co.	219,250	11,657,522
Fidelity National Information Services, Inc.	380,332	39,003,047
Fiserv, Inc. (b)	452,911	33,284,429

		196,931,310

Life Sciences Tools & Services—1.3%
Thermo Fisher Scientific, Inc.	173,944	38,926,928

Machinery—3.2%
Illinois Tool Works, Inc. (a)	346,345	43,878,448
Ingersoll-Rand plc	313,637	28,613,103
Stanley Black & Decker, Inc.	237,640	28,455,014

		100,946,565

Media—4.7%
Comcast Corp. - Class A	2,351,067	80,053,831
Interpublic Group of Cos., Inc. (The) (a)	1,153,537	23,797,468
Omnicom Group, Inc. (a)	566,694	41,504,669

		145,355,968

Oil, Gas & Consumable Fuels—3.2%
Chevron Corp.	256,912	27,949,456
EOG Resources, Inc. (a)	314,447	27,422,923
Exxon Mobil Corp.	372,615	25,408,617
Occidental Petroleum Corp.	324,758	19,933,646

		100,714,642

Pharmaceuticals—8.4%
Johnson & Johnson	915,682	118,168,762
Merck & Co., Inc.	491,217	37,533,891
Novartis AG	94,853	8,124,006
Pfizer, Inc.	1,974,009	86,165,493
Roche Holding AG	40,785	10,085,080

		260,077,232

Professional Services—0.7%
Equifax, Inc.	237,577	22,125,546

Road & Rail—1.8%
Canadian National Railway Co. (a)	244,061	18,087,361
Union Pacific Corp.	266,633	36,856,679

		54,944,040

Semiconductors & Semiconductor Equipment—2.2%
Analog Devices, Inc. (a)	206,067	17,686,731
Texas Instruments, Inc.	538,629	50,900,440

		68,587,171

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc.	754,712	9,456,541

Tobacco—3.0%
Altria Group, Inc. (a)	432,952	21,383,499
Philip Morris International, Inc.	1,089,172	72,713,123

		94,096,622

Trading Companies & Distributors—0.2%
HD Supply Holdings, Inc. (b)	174,213	6,536,472

Total Common Stocks (Cost $2,613,575,750)		3,071,954,537

Short-Term Investment—1.1%

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $34,273,652; collateralized by U.S. Treasury Note at 2.250%, maturing 12/31/23, with a market value of $34,958,543.	34,271,367	34,271,367

Total Short-Term Investments (Cost $34,271,367)		34,271,367

Securities Lending Reinvestments (c)—10.2%

Certificates of Deposit—6.1%
Banco Del Estado De Chile New York 2.720%, 1M LIBOR + 0.250%, 03/20/19 (d)	5,000,000	4,999,570
2.820%, 1M LIBOR + 0.350%, 05/20/19 (d)	5,000,000	4,999,895
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	10,000,000	9,999,750
Bank of Nova Scotia 2.890%, SOFR + 0.430%, 05/16/19 (d)	2,000,000	1,999,999
3.072%, 3M LIBOR + 0.280%, 03/20/19 (d)	7,000,000	7,002,793
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (d)	3,500,000	3,499,667
Canadian Imperial Bank of Commerce 2.740%, 1M LIBOR + 0.270%, 07/19/19 (d)	3,000,000	2,998,782
China Construction Bank Corp. 2.550%, 01/07/19	4,000,000	4,000,000
Citibank N.A. 2.490%, 02/04/19	6,000,000	5,999,166
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (d)	2,500,000	2,500,007
2.642%, 1M LIBOR + 0.210%, 09/13/19 (d)	5,000,000	5,000,000
Cooperative Rabobank UA 2.608%, 3M LIBOR + 0.200%, 04/05/19 (d)	4,000,000	4,001,256
Credit Agricole S.A. 2.500%, 02/12/19	10,000,000	9,998,300
2.799%, 1M LIBOR + 0.320%, 05/21/19 (d)	4,000,000	4,000,252
Credit Suisse AG 2.620%, 04/01/19	5,000,000	4,997,410
2.890%, SOFR + 0.430%, 05/02/19 (d)	5,000,000	4,999,940

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	7,000,000	$6,999,482
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	3,969,950	3,995,920
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	2,000,000	2,000,012
Natixis New York 2.731%, 3M LIBOR + 0.190%, 02/01/19 (d)	3,000,000	2,999,328
2.810%, 1M LIBOR + 0.370%, 02/14/19 (d)	4,000,000	4,000,748
Nordea Bank New York 2.608%, 3M LIBOR + 0.200%, 04/05/19 (d)	4,000,000	4,003,848
Royal Bank of Canada New York 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	7,000,000	6,992,839
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	10,000,000	9,999,180
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (d)	5,000,000	4,997,780
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	7,000,000	6,999,797
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (d)	18,000,000	17,999,640
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	8,000,000	7,997,064
2.700%, 02/25/19	5,000,000	5,000,460
Sumitomo Mitsui Banking Corp., New York 2.549%, 1M LIBOR + 0.200%, 04/03/19 (d)	2,000,059	1,999,408
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/08/19	2,974,209	2,991,480
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (d)	2,000,000	1,999,910
2.799%, 1M LIBOR + 0.450%, 04/03/19 (d)	5,000,000	5,002,890
2.822%, 1M LIBOR + 0.300%, 10/31/19 (d)	3,500,000	3,499,181
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	4,995,240
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	4,500,000	4,499,972

		189,970,966

Commercial Paper—1.7%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	4,000,000	3,998,892
Banco Santander S.A. 2.500%, 01/16/19	6,955,278	6,991,572
2.740%, 02/07/19	5,957,987	5,982,528
Bank of China, Ltd. 2.690%, 01/17/19	9,932,750	9,988,260
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (d)	5,000,000	5,000,000
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	10,000,000	10,000,930
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	12,000,000	12,002,940

		53,965,122

Repurchase Agreements—2.2%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $4,030,667; collateralized by various Common Stock with an aggregate market value of $4,400,733.	4,000,000	4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $8,021,700; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $8,706,550.	8,000,000	8,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $3,224,043; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $3,264,000.	3,200,000	3,200,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $1,200,166; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $1,224,001.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $1,800,249; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $1,836,000.	1,800,000	1,800,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $900,138; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $918,000.	900,000	900,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $9,763,871; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $9,957,379.	9,762,136	9,762,136
Goldman Sachs & Co. Repurchase Agreement dated 12/31/18 at 2.900%, due on 01/02/19 with a maturity value of $1,055,745; collateralized by U.S. Treasury Obligations at 4.500%, maturing 10/20/48, and an aggregate market value of $1,076,686.	1,055,575	1,055,575
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $3,627,048; collateralized by various Common Stock with an aggregate market value of $3,960,000.	3,600,000	3,600,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $5,037,567; collateralized by various Common Stock with an aggregate market value of $5,500,000.	5,000,000	$5,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $20,002,844; collateralized by various Common Stock with an aggregate market value of $22,264,245.	20,000,000	20,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $3,400,484; collateralized by various Common Stock with an aggregate market value of $3,784,922.	3,400,000	3,400,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $2,300,323; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,519,595.	2,300,000	2,300,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $2,544,783; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,787,357.	2,544,425	2,544,425
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $2,000,281; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,190,952.	2,000,000	2,000,000

		68,762,136

Time Deposit—0.2%
Royal Bank of Canada 2.420%, 01/02/19	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $317,716,255)		317,698,224

Total Investments—110.0% (Cost $2,965,563,372)		3,423,924,128
Other assets and liabilities (net)—(10.0)%		(312,450,170)

Net Assets—100.0%		$3,111,473,958

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $313,143,478 and the collateral received consisted of cash in the amount of $317,552,368. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$105,398,170	$—	$—	$105,398,170
Air Freight & Logistics	17,399,352	—	—	17,399,352
Auto Components	29,323,485	—	—	29,323,485
Automobiles	3,802,333	—	—	3,802,333
Banks	408,435,952	—	—	408,435,952
Beverages	17,009,501	41,201,761	—	58,211,262
Building Products	49,713,888	—	—	49,713,888
Capital Markets	216,653,023	—	—	216,653,023
Chemicals	99,879,889	—	—	99,879,889
Consumer Finance	29,446,636	—	—	29,446,636
Containers & Packaging	6,256,742	—	—	6,256,742
Diversified Telecommunication Services	21,349,939	—	—	21,349,939
Electric Utilities	110,177,783	—	—	110,177,783
Electrical Equipment	29,801,392	—	—	29,801,392
Energy Equipment & Services	34,875,866	—	—	34,875,866
Equity Real Estate Investment Trusts	12,539,907	—	—	12,539,907
Food Products	55,686,236	64,499,405	—	120,185,641
Health Care Equipment & Supplies	180,455,156	—	—	180,455,156
Health Care Providers & Services	71,369,177	—	—	71,369,177
Household Products	26,376,466	15,791,115	—	42,167,581
Industrial Conglomerates	97,219,204	—	—	97,219,204
Insurance	228,593,122	—	—	228,593,122
IT Services	196,931,310	—	—	196,931,310
Life Sciences Tools & Services	38,926,928	—	—	38,926,928
Machinery	100,946,565	—	—	100,946,565
Media	145,355,968	—	—	145,355,968
Oil, Gas & Consumable Fuels	100,714,642	—	—	100,714,642
Pharmaceuticals	241,868,146	18,209,086	—	260,077,232
Professional Services	22,125,546	—	—	22,125,546
Road & Rail	54,944,040	—	—	54,944,040
Semiconductors & Semiconductor Equipment	68,587,171	—	—	68,587,171
Textiles, Apparel & Luxury Goods	9,456,541	—	—	9,456,541
Tobacco	94,096,622	—	—	94,096,622
Trading Companies & Distributors	6,536,472	—	—	6,536,472
Total Common Stocks	2,932,253,170	139,701,367	—	3,071,954,537
Total Short-Term Investment*	—	34,271,367	—	34,271,367
Total Securities Lending Reinvestments*	—	317,698,224	—	317,698,224
Total Investments	$2,932,253,170	$491,670,958	$—	$3,423,924,128

Collateral for Securities Loaned (Liability)	$—	$(317,552,368)	$—	$(317,552,368)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$3,423,924,128
Cash	166,228
Receivable for:
Investments sold	100,099
Fund shares sold	286,617
Dividends and interest	7,926,083
Prepaid expenses	9,971

Total Assets	3,432,413,126
Liabilities
Collateral for securities loaned	317,552,368
Payables for:
Fund shares redeemed	950,941
Accrued Expenses:
Management fees	1,525,510
Distribution and service fees	200,990
Deferred trustees’ fees	266,117
Other expenses	443,242

Total Liabilities	320,939,168

Net Assets	$3,111,473,958

Net Assets Consist of:
Paid in surplus	$2,365,861,305
Distributable earnings (Accumulated losses)	745,612,653

Net Assets	$3,111,473,958

Net Assets
Class A	$2,144,807,145
Class B	840,016,909
Class D	10,993,566
Class E	115,656,338
Capital Shares Outstanding*
Class A	155,294,203
Class B	61,659,074
Class D	799,085
Class E	8,434,043
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.81
Class B	13.62
Class D	13.76
Class E	13.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,965,563,372.
(b)	Includes securities loaned at value of $313,143,478.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$84,802,216
Interest	480,897
Securities lending income	1,148,125

Total investment income	86,431,238
Expenses
Management fees	22,436,595
Administration fees	119,972
Custodian and accounting fees	285,379
Distribution and service fees—Class B	2,303,474
Distribution and service fees—Class D	13,581
Distribution and service fees—Class E	160,809
Audit and tax services	50,174
Legal	39,680
Trustees’ fees and expenses	37,006
Shareholder reporting	187,085
Insurance	22,174
Miscellaneous	38,869

Total expenses	25,694,798
Less management fee waiver	(3,238,620)

Net expenses	22,456,178

Net Investment Income	63,975,060

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	225,032,558
Foreign currency transactions	(21,560)

Net realized gain	225,010,998

Net change in unrealized depreciation on:
Investments	(620,868,685)
Foreign currency transactions	(23,979)

Net change in unrealized depreciation	(620,892,664)

Net realized and unrealized loss	(395,881,666)

Net Decrease in Net Assets From Operations	$(331,906,606)

(a)	Net of foreign withholding taxes of $433,647.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$63,975,060	$53,202,977
Net realized gain	225,010,998	231,093,103
Net change in unrealized appreciation (depreciation)	(620,892,664)	252,359,200

Increase (decrease) in net assets from operations	(331,906,606)	536,655,280

From Distributions to Shareholders (a)
Class A	(199,188,349)	(190,392,577)
Class B	(75,747,065)	(65,150,486)
Class D	(1,040,793)	(1,164,674)
Class E	(8,779,919)	(5,400,287)

Total distributions	(284,756,126)	(262,108,024)

Increase in net assets from capital share transactions	344,812,584	1,106,971

Total increase (decrease) in net assets	(271,850,148)	275,654,227

Net Assets
Beginning of period	3,383,324,106	3,107,669,879

End of period	$3,111,473,958	$3,383,324,106 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	3,124,465	$49,181,762	8,120,112	$130,514,081
Shares issued through acquisition (c)	18,481,526	297,922,201	0	0
Reinvestments	13,217,541	199,188,349	12,379,231	190,392,577
Redemptions	(27,625,599)	(433,593,718)	(17,518,898)	(279,874,097)

Net increase	7,197,933	$112,698,594	2,980,445	$41,032,561

Class B
Sales	2,225,609	$34,665,285	2,012,951	$31,592,582
Shares issued through acquisition (c)	14,961,618	238,039,342	0	0
Reinvestments	5,087,110	75,747,065	4,283,398	65,150,486
Redemptions	(11,644,783)	(181,299,374)	(8,399,209)	(132,006,373)

Net increase (decrease)	10,629,554	$167,152,318	(2,102,860)	$(35,263,305)

Class D
Sales	7,677	$118,378	42,587	$664,439
Reinvestments	69,294	1,040,793	75,974	1,164,674
Redemptions	(180,442)	(2,789,514)	(158,528)	(2,509,083)

Net decrease	(103,471)	$(1,630,343)	(39,967)	$(679,970)

Class E
Sales	2,143,711	$32,230,864	148,686	$2,364,771
Shares issued through acquisition (c)	2,867,541	45,909,325	0	0
Reinvestments	586,109	8,779,919	353,191	5,400,287
Redemptions	(1,315,647)	(20,328,093)	(743,453)	(11,747,373)

Net increase (decrease)	4,281,714	$66,592,015	(241,576)	$(3,982,315)

Increase derived from capital shares transactions		$344,812,584		$1,106,971

Please see following page for Statement of Changes in Net Assets footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(48,171,616)	$(142,220,961)
Class B	(15,050,267)	(50,100,219)
Class D	(284,067)	(880,607)
Class E	(1,292,093)	(4,108,194)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $52,698,926 as of December 31, 2017.
(c)	See Note 8 of the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.63	$15.31	$15.09	$18.38	$17.75

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.27	0.34 (b)	0.31	0.43
Net realized and unrealized gain (loss)	(1.87)	2.38	1.68	(0.23)	1.36

Total income (loss) from investment operations	(1.57)	2.65	2.02	0.08	1.79

Less Distributions
Distributions from net investment income	(0.24)	(0.34)	(0.36)	(0.50)	(0.31)
Distributions from net realized capital gains	(1.01)	(0.99)	(1.44)	(2.87)	(0.85)

Total distributions	(1.25)	(1.33)	(1.80)	(3.37)	(1.16)

Net Asset Value, End of Period	$13.81	$16.63	$15.31	$15.09	$18.38

Total Return (%) (c)	(10.05)	18.00	14.39	(0.15)	10.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.72	0.72	0.72	0.72
Net ratio of expenses to average net assets (%) (d)	0.57	0.58	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	1.89	1.70	2.25 (b)	1.87	2.49
Portfolio turnover rate (%)	7	13	14	12	12
Net assets, end of period (in millions)	$2,144.8	$2,462.2	$2,222.2	$2,218.1	$2,493.9

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.41	$15.14	$14.94	$18.22	$17.61

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.23	0.30 (b)	0.27	0.37
Net realized and unrealized gain (loss)	(1.83)	2.33	1.66	(0.23)	1.36

Total income (loss) from investment operations	(1.58)	2.56	1.96	0.04	1.73

Less Distributions
Distributions from net investment income	(0.20)	(0.30)	(0.32)	(0.45)	(0.27)
Distributions from net realized capital gains	(1.01)	(0.99)	(1.44)	(2.87)	(0.85)

Total distributions	(1.21)	(1.29)	(1.76)	(3.32)	(1.12)

Net Asset Value, End of Period	$13.62	$16.41	$15.14	$14.94	$18.22

Total Return (%) (c)	(10.24)	17.58	14.10	(0.36)	10.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.97	0.97	0.97	0.97
Net ratio of expenses to average net assets (%) (d)	0.82	0.83	0.83	0.83	0.83
Ratio of net investment income to average net assets (%)	1.65	1.45	2.01 (b)	1.62	2.16
Portfolio turnover rate (%)	7	13	14	12	12
Net assets, end of period (in millions)	$840.0	$837.6	$804.2	$739.3	$798.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.56	$15.26	$15.05	$18.33	$17.71

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.25	0.32 (b)	0.29	0.41
Net realized and unrealized gain (loss)	(1.84)	2.36	1.67	(0.22)	1.35

Total income (loss) from investment operations	(1.56)	2.61	1.99	0.07	1.76

Less Distributions
Distributions from net investment income	(0.23)	(0.32)	(0.34)	(0.48)	(0.29)
Distributions from net realized capital gains	(1.01)	(0.99)	(1.44)	(2.87)	(0.85)

Total distributions	(1.24)	(1.31)	(1.78)	(3.35)	(1.14)

Net Asset Value, End of Period	$13.76	$16.56	$15.26	$15.05	$18.33

Total Return (%) (c)	(10.06)	17.81	14.23	(0.20)	10.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.82	0.82	0.82	0.82
Net ratio of expenses to average net assets (%) (d)	0.67	0.68	0.68	0.68	0.68
Ratio of net investment income to average net assets (%)	1.78	1.60	2.15 (b)	1.77	2.34
Portfolio turnover rate (%)	7	13	14	12	12
Net assets, end of period (in millions)	$11.0	$15.0	$14.4	$14.7	$16.8

	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.52	$15.22	$15.01	$18.29	$17.67

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.24	0.31 (b)	0.29	0.40
Net realized and unrealized gain (loss)	(1.85)	2.36	1.67	(0.23)	1.35

Total income (loss) from investment operations	(1.58)	2.60	1.98	0.06	1.75

Less Distributions
Distributions from net investment income	(0.22)	(0.31)	(0.33)	(0.47)	(0.28)
Distributions from net realized capital gains	(1.01)	(0.99)	(1.44)	(2.87)	(0.85)

Total distributions	(1.23)	(1.30)	(1.77)	(3.34)	(1.13)

Net Asset Value, End of Period	$13.71	$16.52	$15.22	$15.01	$18.29

Total Return (%) (c)	(10.20)	17.80	14.20	(0.27)	10.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (d)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.77	1.55	2.10 (b)	1.72	2.28
Portfolio turnover rate (%)	7	13	14	12	12
Net assets, end of period (in millions)	$115.7	$68.6	$66.9	$66.0	$78.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to merger adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $34,271,367. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $68,762,136. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$257,412,218	$0	$710,095,806

With respect to the Portfolio’s merger with MFS Value Portfolio II (see Note 8) on April 27, 2018, the Portfolio acquired long-term securities with a cost of $542,946,988 that are not included in the above purchases values.

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $385,360 in purchases of investments and $5,016,440 in sales of investments, which are included above, and resulted in realized gains of $2,054,842.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with (the “Adviser”) with respect to the Portfolio. For providing investment management services to the Portfolio, the Adviser receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$22,436,595	0.700%	First $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Prior to April 30, 2018, the Adviser received monthly compensation at the following annual rates:

% per annum	Average Daily Net Assets
0.750%	Of the first $250 million
0.700%	Of the next $2.25 billion
0.675%	Of the next $2.5 billion
0.650%	On amounts in excess of $5 billion

The Adviser has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by the Adviser to provide subadvisory services for the Portfolio.

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $200 million
0.075%	On the next $50 million
0.025%	On the next $500 million
(0.025)%	On the next $750 million
0.100%	On the next $1.5 billion
0.125%	On amounts in excess of $3 billion

Prior to April 30, 2018, the Adviser had agreed, for the period September 1, 2017 to April 29, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $500 million
0.200%	On the next $2 billion
0.175%	On amounts in excess of $5 billion

Fees waived for the year ended December 31, 2018 amounted to $3,104,568 and are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, the Subadviser had agreed, for the period from September 1, 2017 through April 29, 2018, to waive a portion of the subadvisory fees payable to the Subadviser with respect to the Portfolio and the MFS Value Portfolio II, another series of the Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Subadviser individually with respect to the Portfolio and the MFS Value Portfolio II and the subadvisory fees that would be payable by the Adviser to the Subadviser if the assets of the Portfolio and the MFS Value Portfolio II were aggregated for purposes of calculating such advisory fees and then apportioning the resulting subadvisory fee based on average daily net assets of the two portfolios. The Adviser had agreed to reduce its management fee for the Portfolio by the amount waived by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Fees waived for the year ended December 31, 2018 amounted to $134,052 and are included in the amount shown as a management fee waiver in the Statement of Operations. This waiver had no impact on the net ratio of expenses to average net assets as shown in the Financial Highlights for the year ended December 31, 2018.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class D and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

BHFTII-19

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$2,967,532,830
Gross unrealized appreciation	606,231,976
Gross unrealized depreciation	(149,840,678)

Net unrealized appreciation (depreciation)	$456,391,298

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$55,302,970	$64,798,043	$229,453,156	$197,309,981	$284,756,126	$262,108,024

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$63,644,096	$225,866,683	$456,367,993	$—	$745,878,772

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Acquisition

At the close of business on April 27, 2018, the Portfolio, with aggregate Class A, Class B, Class D and Class E net assets of $2,331,861,008, $782,456,827, $13,632,897 and $63,261,629, respectively, acquired all of the assets and liabilities of MFS Value Portfolio II, a series of the Brighthouse Funds Trust II.

The acquisition was accomplished by a tax-free exchange of 18,481,526 Class A shares of the Portfolio (valued at $297,922,201) for 46,681,887 Class A shares of MFS Value Portfolio II, 14,961,618 Class B shares of the Portfolio (valued at $238,039,342) for 37,761,303 Class B shares of MFS Value Portfolio II and 2,867,541 Class E shares of the Portfolio (valued at $45,909,325) for 7,236,556 Class E shares of MFS Value Portfolio II. Each shareholder of MFS Value Portfolio II received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 27, 2018. The transaction was part of a restructuring designed to eliminate the offering of overlapping portfolios in the Brighthouse Financial, Inc. family of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of Brighthouse. Some of the investments held by MFS Value Portfolio II may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by MFS Value Portfolio II. All other costs associated with the merger were not borne by the shareholders of either Portfolio.

MFS Value Portfolio II’s net assets on April 27, 2018, were $297,922,201, $238,039,342 and $45,909,325 for Class A, Class B and Class E shares respectively, including investments valued at $581,700,541 with a cost basis of $544,585,228. For financial reporting purposes,

BHFTII-20

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MFS Value Portfolio II were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $3,773,083,229, which included $37,115,313 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2018, the Portfolio’s pro-forma results of operations for the year ended December 31, 2018 are as follows:

Net Investment income	$67,291,557	(a)
Net realized and unrealized loss on investments	$(417,151,867	)(b)

Net decrease in net assets from operations	$(349,860,310)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Value Portfolio II that have been included in the Portfolio’s Statement of Operations since April 30, 2018.

(a)	$63,975,060 net investment income as reported at December 31, 2018, plus $3,020,381 from MFS Value Portfolio II pre-merger net investment income, plus $171,768 in lower net advisory fees, plus $124,348 of pro-forma eliminated other expenses.
(b)	$458,337,451 unrealized appreciation included within distributable earnings (accumulated losses) at December 31, 2018, minus $1,105,285,182 pro-forma December 31, 2017 unrealized appreciation, plus $225,010,998 net realized gain as reported at December 31, 2018, plus $4,784,866 in net realized gain from MFS Value Portfolio II pre-merger.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-21

Brighthouse Funds Trust II

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Value Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Value Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-22

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-24

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-25

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-26

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

MFS Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2018, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the five-year period ended September 30, 2018, and underperformed its benchmark for the one-year and three-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-27

Brighthouse Funds Trust II
Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned -6.70%, -6.98%, and -6.89%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned -12.86%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. stock market generated strong results over the first nine months of the year, reaching several new all-time highs. This rally was driven by generally robust corporate earnings, partially fueled by the 2017 tax reform bill. However, the market then reversed course and experienced a broad-based decline over the last three months of 2018.

A number of issues negatively impacted investor sentiment, including moderating global growth, ongoing global trade tensions, concerns over future Federal Reserve monetary tightening, and a partial U.S. government shutdown. All told, the S&P 500 Index fell 13.52% in the fourth quarter, pushing its 2018 return to -4.38%. Small-cap stocks significantly underperformed the overall stock market over the year, as the Russell 2000 Index returned -11.01%. Investor sentiment for smaller companies plunged during the fourth quarter given rising interest rates and fears of a recession. For the year, small-cap growth and value stocks, as the measured by the Russell 2000 Growth and Value Indexes, returned -9.31% and -12.86%, respectively.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

While the Portfolio posted a negative absolute return during the year, it substantially outperformed the Russell 2000 Value Index. For the year as a whole, less speculative, less cyclical, higher quality companies outperformed. This was especially true during the second half of the year. During that time, companies with higher returns on equity and less leverage were the market leaders, especially lower beta (lower risk) names. This played into our long-term investment philosophy and, against this backdrop, our relative outperformance was driven by positive stock selection.

Within the Health Care sector, the lack of traditional, speculative biotechnology companies added the most value, as these names saw their share prices fall sharply during the period. Within the Consumer Staples sector, a number of “steady-eddie” household and food product holdings outperformed. Positive relative results in the Information Technology (“IT”) sector was driven by outperformance from the Portfolio’s software companies. There were no sectors that detracted from the Portfolio’s relative returns from a stock selection perspective during the year.

Examples of individual stocks that contributed to the Portfolio’s absolute performance during the year included Exponent, Inc., Church & Dwight Co., Inc., and Haemonetics Corp. Exponent is a consulting firm that provides solutions to complex problems. The company is the dominant player in its niche, as it provides engineering and scientific work that is related to litigation, regulation and design. The stock performed well during the year, as revenue growth accelerated due to strength in emerging technology areas (e.g. consumer electronics, autonomous vehicles) as well as increased benefits from interdisciplinary efforts, which is a differentiating factor versus other consulting firms. Church & Dwight is a manufacturer of household and personal care products. The company has a durable business model with a balanced portfolio of value-oriented and premium brands. The company’s brands, led by iconic Arm & Hammer, have significant “equity” with consumers. The stock rallied over the year, as the company continued to deliver solid results, driven by best-in-class, broad-based revenue growth. Haemonetics is a leading supplier of blood management solutions, including systems and consumables used in the collection and processing of blood into its components. The majority of its revenues are recurring in nature. Under new leadership, the company has stabilized its donor business, improved organic growth and profitability, and is investing in platforms (plasma, hemostasis management) with promising long-term growth prospects. The stock outperformed in 2018, reflecting better-than-expected results and guidance, as well as providing a generally positive update on a critical new product launch.

A number of individual holdings were negative for performance due to company-specific issues. These included Centennial Resource Development, Inc., Rogers Corp., and Eagle Materials, Inc. Centennial Resource Development is an oil and natural gas exploration and production company focused in the Delaware Basin. The company has low cost assets and is under the leadership of Mark Papa who was highly regarded during his tenure as Chief Executive Officer of EOG Resources. With a clean balance sheet and large acreage base, the company anticipates production growth well in excess of its peers in the coming years. The stock underperformed during the year due to broader weakness in the Energy sector, driven by lower oil prices. Rogers Corp. is a specialty materials company with dominant share in niche markets. The stock underperformed in 2018, as transitory issues weighed on its margins after a stretch of very strong organic growth. Additionally, broader concerns around global trade and tariffs, as well as the potential impacts on the technology supply chain, weighed on the stock. In our view, Eagle Materials is one of the lowest cost and best run building materials company levered to U.S. construction and infrastructure spending. Relatively high returns are supported by the company’s close proximity to its customers, permitting regulations for building new plants and long-term locked-in supply of synthetic gypsum. The company’s stock underperformed in 2018 due to concerns around the U.S. housing market and earnings shortfalls due to inclement weather, higher freight costs and slower than expected infrastructure spending.

From a sector allocation perspective, having no allocation to Utilities was the largest detractor from performance. This defensive, bond-proxy area of the market significantly outperformed the benchmark during the year—especially during the fourth quarter of 2018—when interest rates moved lower amid a flight to safety. Elsewhere, within the Financials sector, having underweights to insurance and

BHFTII-1

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

mortgage real estate investment trusts companies were headwinds for returns. On the upside, an underweight to the Energy sector was the most beneficial for results.

While the Portfolio’s sector allocations are driven by stock selection, at the end of the reporting period it’s largest overweight allocations versus the benchmark were IT, Health Care, and Industrials. In contrast, the Portfolio’s largest sector underweights relative to the benchmark were Financials, Real Estate, and Utilities.

Judith M. Vale

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	-6.70	5.21	11.08
Class B	-6.98	4.94	10.80
Class E	-6.89	5.05	10.91
Russell 2000 Value Index	-12.86	3.61	10.40

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Pool Corp.	2.6
Aspen Technology, Inc.	2.1
West Pharmaceutical Services, Inc.	2.0
Nexstar Media Group, Inc.- Class A	1.7
Tyler Technologies, Inc.	1.7
Rollins, Inc.	1.7
Fair Isaac Corp.	1.7
Church & Dwight Co., Inc.	1.6
IDEXX Laboratories, Inc.	1.6
RBC Bearings, Inc.	1.6

Top Sectors

% of Net Assets
Information Technology	20.4
Industrials	17.8
Financials	16.5
Health Care	13.5
Consumer Discretionary	10.6
Materials	6.2
Consumer Staples	6.1
Energy	3.8
Communication Services	3.0
Real Estate	0.6

BHFTII-3

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.85%	$1,000.00	$892.70	$4.06
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class B (a)	Actual	1.10%	$1,000.00	$891.60	$5.24
	Hypothetical*	1.10%	$1,000.00	$1,019.66	$5.60

Class E (a)	Actual	1.00%	$1,000.00	$892.20	$4.77
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
Astronics Corp. (a)	107,636	$3,277,516

Air Freight & Logistics—0.5%
Forward Air Corp.	92,591	5,078,616

Airlines—0.5%
Allegiant Travel Co.	50,430	5,054,095

Auto Components—2.0%
Fox Factory Holding Corp. (a)	205,780	12,114,269
LCI Industries	94,950	6,342,660

		18,456,929

Automobiles—0.2%
Thor Industries, Inc.	39,340	2,045,680

Banks—11.5%
Bank of Hawaii Corp.	192,420	12,953,714
Bank OZK	248,476	5,672,707
BOK Financial Corp.	112,167	8,225,206
Columbia Banking System, Inc.	221,410	8,034,969
Community Bank System, Inc.	147,532	8,601,116
Cullen/Frost Bankers, Inc.	134,368	11,816,322
CVB Financial Corp.	566,665	11,463,633
First Financial Bankshares, Inc.	229,645	13,248,220
First Hawaiian, Inc.	373,300	8,402,983
Glacier Bancorp, Inc.	164,620	6,522,244
Lakeland Financial Corp.	81,435	3,270,430
LegacyTexas Financial Group, Inc.	186,625	5,988,796
PacWest Bancorp	73,123	2,433,534

		106,633,874

Beverages—0.7%
MGP Ingredients, Inc.	108,190	6,172,240

Biotechnology—0.9%
Abcam plc	218,430	3,023,735
Emergent BioSolutions, Inc. (a)	95,375	5,653,830

		8,677,565

Building Products—1.8%
A.O. Smith Corp.	130,215	5,560,181
AAON, Inc.	269,637	9,453,473
Patrick Industries, Inc. (a)	43,472	1,287,206

		16,300,860

Capital Markets—3.3%
Artisan Partners Asset Management, Inc. - Class A	126,815	2,803,880
BrightSphere Investment Group plc	357,560	3,818,741
FactSet Research Systems, Inc.	30,365	6,076,947
Houlihan Lokey, Inc.	115,820	4,262,176
MarketAxess Holdings, Inc.	64,730	13,678,096

		30,639,840

Chemicals—3.1%
Chase Corp.	46,285	4,630,814
Ingevity Corp. (a)	49,725	4,161,485
NewMarket Corp.	13,112	5,403,324
Quaker Chemical Corp.	51,150	9,089,867
Sensient Technologies Corp.	100,645	5,621,023

		28,906,513

Commercial Services & Supplies—3.7%
Healthcare Services Group, Inc.	124,054	4,984,490
MSA Safety, Inc.	91,230	8,600,252
Rollins, Inc.	428,765	15,478,416
UniFirst Corp.	36,080	5,161,966

		34,225,124

Communications Equipment—1.0%
NetScout Systems, Inc. (a)	391,160	9,243,111

Construction & Engineering—0.8%
Valmont Industries, Inc.	65,145	7,227,838

Construction Materials—1.0%
Eagle Materials, Inc.	145,580	8,884,747

Containers & Packaging—1.3%
AptarGroup, Inc.	123,754	11,641,539

Distributors—2.6%
Pool Corp.	159,595	23,723,797

Diversified Consumer Services—1.2%
Bright Horizons Family Solutions, Inc. (a)	95,975	10,696,414

Electrical Equipment—0.6%
AZZ, Inc.	137,080	5,532,549

Electronic Equipment, Instruments & Components—6.1%
Cognex Corp.	217,080	8,394,484
Littelfuse, Inc.	83,700	14,352,876
Nlight, Inc. (a)	94,925	1,687,767
Novanta, Inc. (a)	140,140	8,828,820
Rogers Corp. (a)	125,690	12,450,851
Zebra Technologies Corp. - Class A (a)	66,602	10,605,036

		56,319,834

Energy Equipment & Services—1.6%
Apergy Corp. (a)	115,700	3,133,156
Cactus, Inc. - Class A (a)	135,000	3,700,350
Computer Modelling Group, Ltd.	370,905	1,645,261
Pason Systems, Inc.	441,845	5,921,739

		14,400,506

Food Products—2.7%
Calavo Growers, Inc.	85,150	6,212,544
J&J Snack Foods Corp.	42,364	6,125,411

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Lancaster Colony Corp.	72,000	$12,733,920

		25,071,875

Health Care Equipment & Supplies—7.3%
Atrion Corp.	9,885	7,325,576
Cantel Medical Corp.	121,777	9,066,298
Haemonetics Corp. (a)	104,086	10,413,804
Heska Corp. (a)	41,605	3,582,190
IDEXX Laboratories, Inc. (a)	80,690	15,009,954
Neogen Corp. (a)	59,965	3,418,005
West Pharmaceutical Services, Inc.	187,681	18,398,368

		67,214,195

Health Care Providers & Services—3.0%
Chemed Corp.	48,120	13,631,433
Henry Schein, Inc. (a)	96,275	7,559,513
U.S. Physical Therapy, Inc.	60,865	6,229,533

		27,420,479

Hotels, Restaurants & Leisure—1.2%
Cheesecake Factory, Inc. (The)	58,300	2,536,633
Texas Roadhouse, Inc.	141,820	8,466,654

		11,003,287

Household Durables—0.2%
Installed Building Products, Inc. (a)	57,065	1,922,520

Household Products—2.7%
Church & Dwight Co., Inc.	230,130	15,133,349
WD-40 Co.	52,090	9,546,013

		24,679,362

Industrial Conglomerates—0.4%
Raven Industries, Inc.	107,659	3,896,179

Insurance—1.6%
AMERISAFE, Inc.	76,715	4,348,973
RLI Corp.	152,630	10,529,944

		14,878,917

IT Services—1.4%
Jack Henry & Associates, Inc.	100,165	12,672,876

Life Sciences Tools & Services—2.4%
Bio-Techne Corp.	101,725	14,721,642
ICON plc (a)	55,182	7,130,066

		21,851,708

Machinery—5.8%
Graco, Inc.	145,265	6,079,340
Lindsay Corp.	51,265	4,934,256
Middleby Corp. (The) (a)	79,180	8,134,162
Nordson Corp.	71,162	8,493,185
RBC Bearings, Inc. (a)	112,470	14,744,817

Machinery—(Continued)
Toro Co. (The)	195,300	10,913,364

		53,299,124

Media—3.0%
Cable One, Inc.	7,710	6,322,971
Gray Television, Inc. (a)	368,280	5,428,447
Nexstar Media Group, Inc. - Class A	199,530	15,691,039

		27,442,457

Multiline Retail—0.3%
Ollie’s Bargain Outlet Holdings, Inc. (a)	49,130	3,267,636

Oil, Gas & Consumable Fuels—2.3%
Centennial Resource Development, Inc. - Class A (a)	852,975	9,399,784
Matador Resources Co. (a)	356,920	5,542,968
WPX Energy, Inc. (a)	528,310	5,996,319

		20,939,071

Paper & Forest Products—0.8%
Stella-Jones, Inc.	260,870	7,568,899

Professional Services—1.5%
Exponent, Inc.	278,627	14,129,175

Real Estate Management & Development—0.6%
FirstService Corp.	81,315	5,568,451

Semiconductors & Semiconductor Equipment—3.0%
Cabot Microelectronics Corp.	83,105	7,924,062
MKS Instruments, Inc.	99,850	6,451,308
Power Integrations, Inc.	215,910	13,166,192

		27,541,562

Software—8.9%
Altair Engineering, Inc. - Class A (a)	138,420	3,817,623
Aspen Technology, Inc. (a)	235,340	19,340,241
Fair Isaac Corp. (a)	81,760	15,289,120
Manhattan Associates, Inc. (a)	337,016	14,279,368
Monotype Imaging Holdings, Inc.	56,523	877,237
Qualys, Inc. (a)	177,505	13,266,724
Tyler Technologies, Inc. (a)	83,305	15,479,735

		82,350,048

Specialty Retail—2.9%
Asbury Automotive Group, Inc. (a)	64,380	4,291,571
Floor & Decor Holdings, Inc. - Class A (a)	126,640	3,279,976
Lithia Motors, Inc. - Class A	81,110	6,191,126
Monro, Inc.	102,595	7,053,406
Tractor Supply Co.	73,140	6,102,802

		26,918,881

Trading Companies & Distributors—1.8%
Applied Industrial Technologies, Inc.	40,336	2,175,724
Richelieu Hardware, Ltd.	155,530	2,584,951

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
SiteOne Landscape Supply, Inc. (a)	68,585	$3,790,693
Watsco, Inc.	58,630	8,157,778

		16,709,146

Total Common Stocks (Cost $675,265,048)		909,485,035

Short-Term Investment—1.5%

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $14,218,159; collateralized by U.S. Treasury Note at 2.875%, maturing 10/31/23, with a market value of $14,506,373.	14,217,211	14,217,211

Total Short-Term Investments (Cost $14,217,211)		14,217,211

Total Investments—100.0% (Cost $689,482,259)		923,702,246
Other assets and liabilities (net)—0.0%		(93,454)

Net Assets—100.0%		$923,608,792

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$3,277,516	$—	$—	$3,277,516
Air Freight & Logistics	5,078,616	—	—	5,078,616
Airlines	5,054,095	—	—	5,054,095
Auto Components	18,456,929	—	—	18,456,929
Automobiles	2,045,680	—	—	2,045,680
Banks	106,633,874	—	—	106,633,874
Beverages	6,172,240	—	—	6,172,240

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Biotechnology	$8,677,565	$—	$—	$8,677,565
Building Products	16,300,860	—	—	16,300,860
Capital Markets	30,639,840	—	—	30,639,840
Chemicals	28,906,513	—	—	28,906,513
Commercial Services & Supplies	34,225,124	—	—	34,225,124
Communications Equipment	9,243,111	—	—	9,243,111
Construction & Engineering	7,227,838	—	—	7,227,838
Construction Materials	8,884,747	—	—	8,884,747
Containers & Packaging	11,641,539	—	—	11,641,539
Distributors	23,723,797	—	—	23,723,797
Diversified Consumer Services	10,696,414	—	—	10,696,414
Electrical Equipment	5,532,549	—	—	5,532,549
Electronic Equipment, Instruments & Components	56,319,834	—	—	56,319,834
Energy Equipment & Services	14,400,506	—	—	14,400,506
Food Products	25,071,875	—	—	25,071,875
Health Care Equipment & Supplies	67,214,195	—	—	67,214,195
Health Care Providers & Services	27,420,479	—	—	27,420,479
Hotels, Restaurants & Leisure	11,003,287	—	—	11,003,287
Household Durables	1,922,520	—	—	1,922,520
Household Products	24,679,362	—	—	24,679,362
Industrial Conglomerates	3,896,179	—	—	3,896,179
Insurance	14,878,917	—	—	14,878,917
IT Services	12,672,876	—	—	12,672,876
Life Sciences Tools & Services	21,851,708	—	—	21,851,708
Machinery	53,299,124	—	—	53,299,124
Media	27,442,457	—	—	27,442,457
Multiline Retail	3,267,636	—	—	3,267,636
Oil, Gas & Consumable Fuels	20,939,071	—	—	20,939,071
Paper & Forest Products	—	7,568,899	—	7,568,899
Professional Services	14,129,175	—	—	14,129,175
Real Estate Management & Development	5,568,451	—	—	5,568,451
Semiconductors & Semiconductor Equipment	27,541,562	—	—	27,541,562
Software	82,350,048	—	—	82,350,048
Specialty Retail	26,918,881	—	—	26,918,881
Trading Companies & Distributors	14,124,195	2,584,951	—	16,709,146
Total Common Stocks	899,331,185	10,153,850	—	909,485,035
Total Short-Term Investment*	—	14,217,211	—	14,217,211
Total Investments	$899,331,185	$24,371,061	$—	$923,702,246

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a)	$923,702,246
Cash	49,663
Receivable for:
Investments sold	169,383
Fund shares sold	893,802
Dividends and interest	325,582
Prepaid expenses	2,894

Total Assets	925,143,570
Liabilities
Payables for:
Investments purchased	292,275
Fund shares redeemed	205,630
Accrued Expenses:
Management fees	656,116
Distribution and service fees	69,141
Deferred trustees’ fees	138,370
Other expenses	173,246

Total Liabilities	1,534,778

Net Assets	$923,608,792

Net Assets Consist of:
Paid in surplus	$546,746,009
Distributable earnings (Accumulated losses)	376,862,783

Net Assets	$923,608,792

Net Assets
Class A	$577,566,359
Class B	271,718,657
Class E	74,323,776
Capital Shares Outstanding*
Class A	31,119,416
Class B	14,942,232
Class E	4,060,666
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.56
Class B	18.18
Class E	18.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $689,482,259.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$12,178,649
Interest	84,699

Total investment income	12,263,348
Expenses
Management fees	9,141,695
Administration fees	42,162
Custodian and accounting fees	98,197
Distribution and service fees—Class B	810,236
Distribution and service fees—Class E	134,406
Audit and tax services	43,558
Legal	45,316
Trustees’ fees and expenses	33,734
Shareholder reporting	145,655
Insurance	7,274
Miscellaneous	21,037

Total expenses	10,523,270
Less management fee waiver	(125,000)
Less broker commission recapture	(43,423)

Net expenses	10,354,847

Net Investment Income	1,908,501

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	141,694,885
Foreign currency transactions	(4,771)

Net realized gain	141,690,114

Net change in unrealized depreciation on investments	(200,862,363)

Net realized and unrealized loss	(59,172,249)

Net Decrease in Net Assets From Operations	$(57,263,748)

(a)	Net of foreign withholding taxes of $82,110.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,908,501	$3,233,517
Net realized gain	141,690,114	134,565,500
Net change in unrealized appreciation (depreciation)	(200,862,363)	35,165,604

Increase (decrease) in net assets from operations	(57,263,748)	172,964,621

From Distributions to Shareholders (a)
Class A	(86,103,283)	(63,931,407)
Class B	(40,710,795)	(27,905,972)
Class E	(11,303,616)	(7,776,023)

Total distributions	(138,117,694)	(99,613,402)

Decrease in net assets from capital share transactions	(84,603,711)	(60,762,640)

Total increase (decrease) in net assets	(279,985,153)	12,588,579

Net Assets
Beginning of period	1,203,593,945	1,191,005,366

End of period	$923,608,792	$1,203,593,945 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	618,063	$12,532,116	545,697	$11,693,079
Reinvestments	4,053,827	86,103,283	3,088,474	63,931,407
Redemptions	(7,552,333)	(170,531,944)	(5,394,723)	(117,602,380)

Net decrease	(2,880,443)	$(71,896,545)	(1,760,552)	$(41,977,894)

Class B
Sales	515,822	$10,612,459	507,997	$10,710,432
Reinvestments	1,953,493	40,710,795	1,370,628	27,905,972
Redemptions	(2,807,089)	(60,981,769)	(2,440,824)	(51,897,130)

Net decrease	(337,774)	$(9,658,515)	(562,199)	$(13,280,726)

Class E
Sales	36,138	$713,830	41,800	$888,318
Reinvestments	539,295	11,303,616	379,874	7,776,023
Redemptions	(692,542)	(15,066,097)	(661,383)	(14,168,361)

Net decrease	(117,109)	$(3,048,651)	(239,709)	$(5,504,020)

Decrease derived from capital shares transactions		$(84,603,711)		$(60,762,640)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(3,068,174)	$(60,863,233)
Class B	(583,870)	(27,322,102)
Class E	(247,513)	(7,528,510)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $2,967,503 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$22.65	$21.38	$18.10		$18.07	$18.14

Income (Loss) from Investment Operations
Net investment income (a)	0.06	0.08	0.08	(b)	0.08	0.08
Net realized and unrealized gain (loss)	(1.21)	3.11	3.29		0.03	(0.08)

Total income (loss) from investment operations	(1.15)	3.19	3.37		0.11	0.00

Less Distributions
Distributions from net investment income	(0.08)	(0.09)	(0.09)		(0.08)	(0.07)
Distributions from net realized capital gains	(2.86)	(1.83)	0.00		0.00	0.00

Total distributions	(2.94)	(1.92)	(0.09)		(0.08)	(0.07)

Net Asset Value, End of Period	$18.56	$22.65	$21.38		$18.10	$18.07

Total Return (%) (c)	(6.70)	15.75	18.68		0.58	0.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.85	0.85		0.84	0.83
Net ratio of expenses to average net assets (%) (d)	0.84	0.84	0.84		0.83	0.83
Ratio of net investment income to average net assets (%)	0.25	0.36	0.43	(b)	0.42	0.43
Portfolio turnover rate (%)	12	17	19		16	9
Net assets, end of period (in millions)	$577.6	$770.2	$764.5		$814.6	$985.8

	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$22.25	$21.03	$17.80		$17.76	$17.85

Income (Loss) from Investment Operations
Net investment income (a)	0.00 (e)	0.02	0.04	(b)	0.03	0.03
Net realized and unrealized gain (loss)	(1.19)	3.07	3.23		0.04	(0.08)

Total income (loss) from investment operations	(1.19)	3.09	3.27		0.07	(0.05)

Less Distributions
Distributions from net investment income	(0.02)	(0.04)	(0.04)		(0.03)	(0.04)
Distributions from net realized capital gains	(2.86)	(1.83)	0.00		0.00	0.00

Total distributions	(2.88)	(1.87)	(0.04)		(0.03)	(0.04)

Net Asset Value, End of Period	$18.18	$22.25	$21.03		$17.80	$17.76

Total Return (%) (c)	(6.98)	15.49	18.39		0.38	(0.30)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.10	1.10		1.09	1.08
Net ratio of expenses to average net assets (%) (d)	1.09	1.09	1.09		1.08	1.08
Ratio of net investment income to average net assets (%)	0.01	0.11	0.19	(b)	0.17	0.18
Portfolio turnover rate (%)	12	17	19		16	9
Net assets, end of period (in millions)	$271.7	$339.9	$333.1		$321.7	$366.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$22.38	$21.14	$17.89		$17.86	$17.94

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.04	0.05	(b)	0.05	0.05
Net realized and unrealized gain (loss)	(1.19)	3.09	3.26		0.03	(0.09)

Total income (loss) from investment operations	(1.17)	3.13	3.31		0.08	(0.04)

Less Distributions
Distributions from net investment income	(0.05)	(0.06)	(0.06)		(0.05)	(0.04)
Distributions from net realized capital gains	(2.86)	(1.83)	0.00		0.00	0.00

Total distributions	(2.91)	(1.89)	(0.06)		(0.05)	(0.04)

Net Asset Value, End of Period	$18.30	$22.38	$21.14		$17.89	$17.86

Total Return (%) (c)	(6.89)	15.61	18.54		0.43	(0.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.00	1.00		0.99	0.98
Net ratio of expenses to average net assets (%) (d)	0.99	0.99	0.99		0.98	0.98
Ratio of net investment income to average net assets (%)	0.11	0.21	0.29	(b)	0.27	0.28
Portfolio turnover rate (%)	12	17	19		16	9
Net assets, end of period (in millions)	$74.3	$93.5	$93.4		$89.3	$103.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Net investment income was less than $0.01.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had investments in repurchase agreements with a gross value of $14,217,211, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$132,105,182	$0	$353,282,032

BHFTII-15

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average daily net assets
$9,141,695	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.025%	First $	500 million

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-16

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$690,314,919
Gross unrealized appreciation	291,816,222
Gross unrealized depreciation	(58,428,895)

Net unrealized appreciation (depreciation)	$233,387,327

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$5,033,142	$3,899,557	$133,084,552	$95,713,845	$138,117,694	$99,613,402

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$2,076,097	$141,537,729	$233,387,327	$—	$377,001,153

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-17

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Genesis Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman Genesis Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Neuberger Berman Genesis Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-20

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-21

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-22

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Neuberger Berman Genesis Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Neuberger Berman Management LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one, three- and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and the Sub-advised Expense Universe median, and above the Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and Expense Universe median, and below the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-23

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned -0.94%, -1.15%, and -1.05%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned -1.51%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks declined in 2018, which marked the worst year for the U.S. equity market since 2008. Stocks rose for much of the year, though the advance was somewhat sluggish. Market volatility was elevated throughout 2018, thanks partly to rising interest rates. The Federal Reserve (the “Fed”) continued its normalization of monetary policy, with four short-term interest rate hikes in 2018, and the 10-year Treasury note yield reached a seven-year high of about 3.25% in early October. Heightened global trade tensions, especially between the U.S. and China, periodically weighed on U.S. and global equity markets throughout 2018.

While most major U.S. stock indexes reached all-time highs around the end of the third quarter, equities plunged in the final months of the year, with several indexes in or close to bear market territory—down at least 20% from recent highs—by the end of the year. Stocks fell sharply due to factors such as expectations for additional interest rate increases from the Fed in 2019; expectations for slowing corporate earnings growth in 2019, as the tailwinds from the late-2017 tax reform that boosted corporate earnings in 2018 subside; signs of slowing economic growth in different parts of the world; and increased U.S.-China tensions. Turmoil in the Trump administration also weighed on investor sentiment.

As measured by various Russell Indices, growth stocks held up better than value stocks across all market capitalizations.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio delivered modestly negative returns for the 12-months ended December 31, 2018, but outpaced the benchmark Russell 1000 Growth Index. Overall, sector allocation was responsible for relative outperformance, as stock selection detracted slightly. Information Technology (“IT”) was the leading relative outperformer, followed by Industrials & Business Services and Materials. Consumer Discretionary and Financials were the largest relative detractors.

In IT, stock choices boosted relative results, led by a position in Red Hat. Shares gained as growing demand for hybrid cloud solutions and a record number of large deals fueled topline growth. Shares traded higher after the announcement that the company would be acquired by IBM in an effort to gain a foothold in the cloud era of enterprise technology. Below-benchmark exposure to Apple bolstered relative performance, as shares sold off due to softer-than-expected demand for the latest iPhone launch, particularly in China. Shares of Workday appreciated due to better-than-expected organic subscription revenue and billings growth, driven by momentum with mid-market customers in its financials business, as well as strength in its international Human Capital Management business.

Underweight and security section in Industrials & Business Services had a positive relative impact, due in part to above-benchmark exposure to Boeing, which benefited from continued expansion of operating margins, driven by favorable delivery volume and mix within commercial aircraft, as well as better-than-expected revenue growth from defense and services. Below-benchmark exposure to the Materials sector also aided relative performance.

In contrast, security selection within Consumer Discretionary weighed on relative returns. Investor sentiment for Alibaba Group Holding waned due to concerns over trade and regulatory uncertainty in China and the impending departure of the chairman and founder, Jack Ma. Shares came under further pressure as investments in local retail initiatives weighed on the company’s near-term outlook.

Financials also detracted on a relative basis, largely on stock choices. Shares of Morgan Stanley came under pressure due to investor concerns over decelerating transaction revenue and compression of advisory fees impacting results of the company’s wealth management division. Shares were weighed down further at year-end as growing fears of recession in 2019 caused bank stocks to sell off.

At the end of the reporting period, the Portfolio’s most substantially overweight positions relative to the Russell 1000 Growth Index were Consumer Discretionary and Communication Services sectors. In contrast, the Portfolio’s most substantially underweight positions were Consumer Staples, IT, and Industrials & Business Services.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	-0.94	10.27	16.18
Class B	-1.15	10.01	15.89
Class E	-1.05	10.12	16.01
Russell 1000 Growth Index	-1.51	10.41	15.29

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Amazon.com, Inc.	8.6
Microsoft Corp.	5.3
Facebook, Inc.- Class A	3.8
Boeing Co. (The)	3.5
Visa, Inc.- Class A	3.4
Alphabet, Inc.- Class A	3.1
Alphabet, Inc.- Class C	3.1
UnitedHealth Group, Inc.	2.8
MasterCard, Inc.- Class A	2.8
Tencent Holdings, Ltd.	2.2

Top Sectors

% of Net Assets
Information Technology	27.9
Consumer Discretionary	21.6
Communication Services	16.7
Health Care	15.5
Industrials	8.7
Financials	5.4
Utilities	1.5
Consumer Staples	1.0
Materials	0.7
Real Estate	0.5

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.54%	$1,000.00	$902.00	$2.59
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B (a)	Actual	0.79%	$1,000.00	$901.20	$3.79
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E (a)	Actual	0.69%	$1,000.00	$901.80	$3.31
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.4%
Boeing Co. (The)	229,744	$74,092,440
Northrop Grumman Corp.	72,900	17,853,210

		91,945,650

Auto Components—0.9%
Aptiv plc	298,270	18,364,484

Automobiles—2.0%
Ferrari NV	112,963	11,233,041
Tesla, Inc. (a) (b)	93,636	31,162,061

		42,395,102

Banks—0.5%
JPMorgan Chase & Co.	104,119	10,164,097

Biotechnology—2.2%
Alexion Pharmaceuticals, Inc. (b)	156,584	15,245,018
Vertex Pharmaceuticals, Inc. (b)	191,641	31,756,830

		47,001,848

Capital Markets—3.9%
Charles Schwab Corp. (The)	608,354	25,264,942
Intercontinental Exchange, Inc.	199,534	15,030,896
Morgan Stanley	310,900	12,327,185
S&P Global, Inc.	18,400	3,126,896
TD Ameritrade Holding Corp.	546,523	26,757,766

		82,507,685

Chemicals—0.7%
DowDuPont, Inc.	276,700	14,797,916

Electric Utilities—0.5%
NextEra Energy, Inc.	54,700	9,507,954

Entertainment—4.1%
Activision Blizzard, Inc.	192,800	8,978,696
Electronic Arts, Inc. (b)	223,694	17,651,693
Netflix, Inc. (b)	110,909	29,685,903
Walt Disney Co. (The) (a)	271,772	29,799,800

		86,116,092

Equity Real Estate Investment Trusts—0.5%
Crown Castle International Corp.	99,186	10,774,575

Health Care Equipment & Supplies—5.3%
Becton Dickinson & Co.	178,986	40,329,126
Intuitive Surgical, Inc. (b)	68,238	32,680,543
Stryker Corp.	246,606	38,655,490

		111,665,159

Health Care Providers & Services—7.7%
Anthem, Inc.	114,817	30,154,389
Centene Corp. (b)	144,576	16,669,613
Cigna Corp.	149,384	28,371,009

Health Care Providers & Services—(Continued)
HCA Healthcare, Inc.	43,451	5,407,477
Humana, Inc.	27,600	7,906,848
UnitedHealth Group, Inc.	235,986	58,788,832
WellCare Health Plans, Inc. (a) (b)	57,367	13,543,775

		160,841,943

Hotels, Restaurants & Leisure—2.8%
Las Vegas Sands Corp.	282,400	14,698,920
McDonald’s Corp.	94,300	16,744,851
MGM Resorts International	373,100	9,051,406
Wynn Resorts, Ltd.	179,582	17,762,456

		58,257,633

Household Durables—0.4%
NVR, Inc. (b)	3,450	8,407,616

Industrial Conglomerates—1.4%
Honeywell International, Inc.	71,599	9,459,660
Roper Technologies, Inc. (a)	77,651	20,695,544

		30,155,204

Insurance—0.8%
Chubb, Ltd.	128,448	16,592,913

Interactive Media & Services—12.7%
Alphabet, Inc. - Class A (b)	62,870	65,696,635
Alphabet, Inc. - Class C (b)	62,038	64,247,173
Facebook, Inc. - Class A (b)	606,553	79,513,033
IAC/InterActiveCorp (b)	48,700	8,914,048
Tencent Holdings, Ltd.	1,186,485	47,031,110

		265,401,999

Internet & Direct Marketing Retail—12.3%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	271,814	37,257,545
Amazon.com, Inc. (b)	119,911	180,102,725
Booking Holdings, Inc. (b)	23,995	41,329,468

		258,689,738

IT Services—10.1%
Fidelity National Information Services, Inc.	165,300	16,951,515
Fiserv, Inc. (b)	219,206	16,109,449
MasterCard, Inc. - Class A	307,858	58,077,412
PayPal Holdings, Inc. (b)	256,296	21,551,930
Visa, Inc. - Class A (a)	544,699	71,867,586
Worldpay, Inc. - Class A (b)	358,290	27,384,105

		211,941,997

Machinery—1.3%
Fortive Corp. (a)	293,180	19,836,559
Wabtec Corp.	110,657	7,773,654

		27,610,213

Multi-Utilities—0.9%
Sempra Energy (a)	168,991	18,283,136

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—1.8%
Dollar General Corp. (a)	72,043	$7,786,408
Dollar Tree, Inc. (a) (b)	228,451	20,633,694
Dollarama, Inc.	437,631	10,408,642

		38,828,744

Pharmaceuticals—0.3%
Eli Lilly & Co.	51,300	5,936,436

Professional Services—1.5%
Equifax, Inc.	157,098	14,630,537
TransUnion (a)	307,552	17,468,953

		32,099,490

Real Estate Management & Development—0.0%
WeWork Cos., Inc. - Class A (b) (c) (d) (e)	2,563	132,789

Semiconductors & Semiconductor Equipment—1.6%
ASML Holding NV	94,800	14,752,776
NVIDIA Corp.	135,100	18,035,850

		32,788,626

Software—13.7%
Intuit, Inc.	143,335	28,215,495
Microsoft Corp.	1,089,637	110,674,430
Red Hat, Inc. (b)	164,656	28,920,180
Salesforce.com, Inc. (b)	206,266	28,252,254
ServiceNow, Inc. (a) (b)	71,807	12,785,236
Splunk, Inc. (a) (b)	119,900	12,571,515
Symantec Corp.	1,398,495	26,424,563
UBER Technologies, Inc. - Class A (b) (c) (d) (e)	4,669	227,718
VMware, Inc. - Class A	133,856	18,355,673
Workday, Inc. - Class A (a) (b)	134,396	21,460,353

		287,887,417

Technology Hardware, Storage & Peripherals—0.8%
Apple, Inc.	101,898	16,073,391

Textiles, Apparel & Luxury Goods—1.1%
NIKE, Inc. - Class B	320,133	23,734,661

Tobacco—1.0%
Philip Morris International, Inc.	307,232	20,510,808

Water Utilities—0.2%
American Water Works Co., Inc.	44,048	3,998,237

Total Common Stocks (Cost $1,668,974,874)		2,043,413,553

Convertible Preferred Stocks—1.9%

Internet & Direct Marketing Retail—1.2%
Airbnb, Inc. - Series D (b) (c) (d) (e)	97,047	11,718,425
Airbnb, Inc. - Series E (b) (c) (d) (e)	9,760	1,178,520
Security Description	Shares/ Principal Amount*	Value

Internet & Direct Marketing Retail—(Continued)
ANT International Co., Ltd. - Series C (b) (c) (d) (e)	1,458,697	8,183,290
Xiaoju Kuaizhi, Inc. - Series A-17 (b) (c) (d) (e)	91,053	4,270,386

		25,350,621

Real Estate Management & Development—0.2%
WeWork Cos., Inc. - Series E (b) (c) (d) (e)	64,744	3,354,386

Software—0.5%
Magic Leap, Inc. - Series C (b) (c) (d) (e)	124,428	3,359,556
Magic Leap, Inc. - Series D (b) (c) (d) (e)	90,348	2,439,396
UBER Technologies, Inc. (b) (c) (d) (e)	1,703	83,059
UBER Technologies, Inc. - Series A (b) (c) (d) (e)	665	32,434
UBER Technologies, Inc. - Series B (b) (c) (d) (e)	1,785	87,058
UBER Technologies, Inc. - Series C-1 (b) (c) (d) (e)	472	23,020
UBER Technologies, Inc. - Series C-2 (b) (c) (d) (e)	382	18,631
UBER Technologies, Inc. - Series C-3 (b) (c) (d) (e)	5	244
UBER Technologies, Inc. - Series D (b) (c) (d) (e)	424	20,679
UBER Technologies, Inc. - Series E (b) (c) (d) (e)	204	9,950
UBER Technologies, Inc. - Series G (b) (c) (d) (e)	98,227	4,790,750
UBER Technologies, Inc. - Series G-1 (b) (c) (d) (e)	1,024	49,943

		10,914,720

Total Convertible Preferred Stocks (Cost $28,001,590)		39,619,727

Corporate Bonds & Notes—0.2%

Lodging—0.2%
Caesars Entertainment Corp. 5.000%, 10/01/24 (Cost $5,801,535)	3,089,799	3,835,262

Short-Term Investment—0.4%

Mutual Fund—0.4%
T. Rowe Price Government Reserve Fund (f)	7,899,784	7,899,784

Total Short-Term Investments (Cost $7,899,784)		7,899,784

Securities Lending Reinvestments (g)—10.1%

Certificates of Deposit—6.5%
Banco Del Estado De Chile New York
2.695%, 1M LIBOR + 0.240%, 01/17/19 (h)	1,000,000	999,991
2.720%, 1M LIBOR + 0.250%, 03/20/19 (h)	3,000,000	2,999,742
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (h)	6,000,000	5,999,850
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (h)	4,000,000	4,001,596
Barclays Bank plc
2.500%, 02/01/19	2,000,000	1,999,742
2.547%, 1M LIBOR + 0.200%, 02/04/19 (h)	1,500,000	1,499,858

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (h)	2,500,000	$2,499,680
China Construction Bank Corp.
2.550%, 01/07/19	2,000,000	2,000,000
Citibank N.A. 2.490%, 02/04/19	3,000,000	2,999,583
Commonwealth Bank of Australia
2.617%, 3M LIBOR + 0.140%, 04/23/19 (h)	2,000,000	2,000,006
2.642%, 1M LIBOR + 0.210%, 09/13/19 (h)	2,000,000	2,000,000
Cooperative Rabobank UA 2.608%, 3M LIBOR + 0.200%, 04/05/19 (h)	2,000,000	2,000,628
Credit Agricole S.A. 2.500%, 02/12/19	5,000,000	4,999,150
Credit Industriel et Commercial Zero Coupon, 01/25/19	6,342,941	6,414,077
Credit Suisse AG
2.620%, 04/01/19	3,000,000	2,998,446
2.890%, SOFR + 0.430%, 05/02/19 (h)	1,000,000	999,988
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	3,000,000	2,999,778
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	3,969,950	3,995,920
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (h)	2,000,000	2,000,012
Natixis New York
2.705%, 3M LIBOR + 0.090%, 05/10/19 (h)	2,500,000	2,498,425
2.731%, 3M LIBOR + 0.190%, 02/01/19 (h)	3,000,000	2,999,328
Royal Bank of Canada New York
2.650%, 1M LIBOR + 0.250%, 01/11/19 (h)	6,000,000	6,000,048
2.665%, 1M LIBOR + 0.210%, 09/17/19 (h)	7,000,000	6,992,839
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (h)	6,000,000	5,999,508
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (h)	2,000,000	1,999,112
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (h)	6,000,000	5,999,826
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (h)	7,000,000	6,999,860
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (h)	4,000,000	3,998,532
Sumitomo Mitsui Banking Corp., New York
2.549%, 1M LIBOR + 0.200%, 04/03/19 (h)	2,000,059	1,999,408
2.559%, 1M LIBOR + 0.180%, 03/05/19 (h)	3,000,000	2,999,289
2.665%, 1M LIBOR + 0.210%, 05/17/19 (h)	4,000,000	3,998,320
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/08/19	3,965,612	3,988,640
Svenska Handelsbanken AB
2.620%, 3M LIBOR + 0.100%, 04/30/19 (h)	2,000,000	1,999,910
2.822%, 1M LIBOR + 0.300%, 10/31/19 (h)	2,000,000	1,999,532
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (h)	5,000,000	4,995,240
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (h)	1,000,000	1,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (h)	9,000,000	9,007,807

Certificates of Deposit—(Continued)
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (h)	5,500,000	5,499,965

		136,383,636

Commercial Paper—1.6%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (h)	4,000,000	3,998,892
Banco Santander S.A.
2.740%, 02/07/19	4,964,989	4,985,440
ING Funding LLC
2.707%, 1M LIBOR + 0.320%, 02/08/19 (h)	8,000,000	8,000,744
2.725%, 3M LIBOR + 0.110%, 05/10/19 (h)	2,000,000	1,999,764
Matchpoint Finance plc 2.890%, 05/08/19	4,927,349	4,946,265
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (h)	1,000,000	999,984
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (h)	5,000,000	5,001,225
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (h)	3,000,000	2,999,880

		32,932,194

Repurchase Agreements — 2.0%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $10,076,667; collateralized by various Common Stock with an aggregate market value of $11,001,834.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $3,509,494; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $3,809,115.	3,500,000	3,500,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,511,270; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $1,530,000.	1,500,000	1,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $7,110,320; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $7,251,237.	7,109,056	7,109,056
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $7,556,350; collateralized by various Common Stock with an aggregate market value of $8,250,000.	7,500,000	7,500,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements —(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $12,001,707; collateralized by various Common Stock with an aggregate market value of $13,358,547.	12,000,000	$12,000,000

		41,609,056

Total Securities Lending Reinvestments (Cost $210,945,413)		210,924,886

Total Investments—110.0% (Cost $1,921,623,196)		2,305,693,212
Other assets and liabilities (net)—(10.0)%		(208,692,366)

Net Assets—100.0%		$2,097,000,846

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $207,227,983 and the collateral received consisted of cash in the amount of $210,779,955. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 1.9% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $39,980,234, which is 1.9% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Restricted Securities	Acquisition Date	Shares	Cost	Value
ANT International Co., Ltd. - Series C	06/07/18	1,458,697	$8,183,290	$8,183,290
Airbnb, Inc. - Series D	04/16/14	97,047	3,951,078	11,718,425
Airbnb, Inc. - Series E	01/28/16	9,760	908,601	1,178,520
Magic Leap, Inc. - Series C	01/20/16	124,428	2,865,950	3,359,556
Magic Leap, Inc. - Series D	10/12/17	90,348	2,439,396	2,439,396
UBER Technologies, Inc.	01/16/18	1,703	56,146	83,059
UBER Technologies, Inc. - Class A	01/16/18	4,669	153,932	227,718
UBER Technologies, Inc. - Series A	01/16/18	665	21,924	32,434
UBER Technologies, Inc. - Series B	01/16/18	1,785	58,850	87,058
UBER Technologies, Inc. - Series C-1	01/16/18	472	15,561	23,020
UBER Technologies, Inc. - Series C-2	01/16/18	382	12,594	18,631
UBER Technologies, Inc. - Series C-3	01/16/18	5	165	244
UBER Technologies, Inc. - Series D	01/16/18	424	13,979	20,679
UBER Technologies, Inc. - Series E	01/16/18	204	6,726	9,950
UBER Technologies, Inc. - Series G	12/03/15	98,227	4,790,747	4,790,750
UBER Technologies, Inc. - Series G-1	01/16/18	1,024	49,943	49,943
WeWork Cos., Inc. - Class A	06/23/15	2,563	84,296	132,789
WeWork Cos., Inc. - Series E	06/23/15	64,744	2,129,402	3,354,386
Xiaoju Kuaizhi, Inc. - Series A-17	10/19/15	91,053	2,497,238	4,270,386

				$39,980,234

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$91,945,650	$—	$—	$91,945,650
Auto Components	18,364,484	—	—	18,364,484
Automobiles	42,395,102	—	—	42,395,102
Banks	10,164,097	—	—	10,164,097
Biotechnology	47,001,848	—	—	47,001,848
Capital Markets	82,507,685	—	—	82,507,685
Chemicals	14,797,916	—	—	14,797,916
Electric Utilities	9,507,954	—	—	9,507,954
Entertainment	86,116,092	—	—	86,116,092
Equity Real Estate Investment Trusts	10,774,575	—	—	10,774,575
Health Care Equipment & Supplies	111,665,159	—	—	111,665,159
Health Care Providers & Services	160,841,943	—	—	160,841,943
Hotels, Restaurants & Leisure	58,257,633	—	—	58,257,633
Household Durables	8,407,616	—	—	8,407,616
Industrial Conglomerates	30,155,204	—	—	30,155,204
Insurance	16,592,913	—	—	16,592,913
Interactive Media & Services	218,370,889	47,031,110	—	265,401,999
Internet & Direct Marketing Retail	258,689,738	—	—	258,689,738
IT Services	211,941,997	—	—	211,941,997
Machinery	27,610,213	—	—	27,610,213
Multi-Utilities	18,283,136	—	—	18,283,136
Multiline Retail	38,828,744	—	—	38,828,744
Pharmaceuticals	5,936,436	—	—	5,936,436
Professional Services	32,099,490	—	—	32,099,490
Real Estate Management & Development	—	—	132,789	132,789
Semiconductors & Semiconductor Equipment	32,788,626	—	—	32,788,626
Software	287,659,699	—	227,718	287,887,417
Technology Hardware, Storage & Peripherals	16,073,391	—	—	16,073,391
Textiles, Apparel & Luxury Goods	23,734,661	—	—	23,734,661
Tobacco	20,510,808	—	—	20,510,808
Water Utilities	3,998,237	—	—	3,998,237
Total Common Stocks	1,996,021,936	47,031,110	360,507	2,043,413,553
Total Convertible Preferred Stocks*	—	—	39,619,727	39,619,727
Total Corporate Bonds & Notes*	—	3,835,262	—	3,835,262
Total Short-Term Investment*	7,899,784	—	—	7,899,784
Total Securities Lending Reinvestments*	—	210,924,886	—	210,924,886
Total Investments	$2,003,921,720	$261,791,258	$39,980,234	$2,305,693,212

Collateral for Securities Loaned (Liability)	$—	$(210,779,955)	$—	$(210,779,955)

*	See Schedule of Investments for additional detailed categorizations.

During the year ended December 31, 2018, transfers out of Level 3 into Level 2 in the amount of $2,514,875 were due to the initiation of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2017	Change in Unrealized Appreciation	Purchases	Transfers Out	Balance as of December 31, 2018	Change in Unrealized Appreciation from Investments Held at December 31, 2018
Common Stocks
Internet Software & Services	$2,514,875	$—	$—	$(2,514,875)	$—	$—
Real Estate Management & Development	117,514	15,275	—	—	132,789	15,275
Software	—	73,786	153,932	—	227,718	73,786
Convertible Preferred Stocks
Internet & Direct Retail Marketing	15,962,267	1,205,065	8,183,289	—	25,350,621	1,205,065
Real Estate Management & Development	2,968,512	385,874	—	—	3,354,386	385,874
Software	9,185,564	1,493,269	235,887	—	10,914,720	1,493,269

	$30,748,732	$3,173,269	$8,573,108	$(2,514,875)	$39,980,234	$3,173,269

	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Real Estate Management & Development	$132,789	Market Transaction Method	Precedent Transaction	$51.81	$51.81	$51.81	Increase
Software	227,718	Market Transaction Method	Precedent Transaction	$48.77	$48.77	$48.77	Increase
Convertible Preferred Stocks
Internet & Direct Marketing Retail	12,896,945	Discounted Cash Flow	Weighted Average Cost of Capital	14.00%	16.00%	15.00%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	8.7x	8.7x	8.7x	Increase
			Discount for Lack of Marketability	15.00%	15.00%	15.00%	Decrease
	8,183,290	Market Transaction Method	Precedent Transaction	$5.61	$5.61	$5.61	Increase
	4,270,386	Market Transaction Method	Secondary Market Transaction	$46.90	$46.90	$46.90	Increase
Real Estate Management & Development	3,354,386	Market Transaction Method	Precedent Transaction	$51.81	$51.81	$51.81	Increase
Software	5,798,952	Market Transaction Method	Precedent Transaction	$27.00	$27.00	$27.00	Increase
	5,115,768	Market Transaction Method	Precedent Transaction	$48.77	$48.77	$48.77	Increase

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$2,297,793,428
Affiliated investments at value (c)	7,899,784
Cash	3,588,679
Receivable for:
Fund shares sold	433,721
Dividends and interest	933,128
Dividends on affiliated investments	14,799
Prepaid expenses	6,558

Total Assets	2,310,670,097
Liabilities
Collateral for securities loaned	210,779,955
Payables for:
Affiliated investments purchased	13,983
Fund shares redeemed	1,327,095
Accrued Expenses:
Management fees	961,927
Distribution and service fees	180,242
Deferred trustees’ fees	138,370
Other expenses	267,679

Total Liabilities	213,669,251

Net Assets	$2,097,000,846

Net Assets Consist of:
Paid in surplus	$1,359,557,733
Distributable earnings (Accumulated losses)	737,443,113

Net Assets	$2,097,000,846

Net Assets
Class A	$1,259,681,646
Class B	801,546,314
Class E	35,772,886
Capital Shares Outstanding*
Class A	60,813,327
Class B	39,586,954
Class E	1,746,219
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.71
Class B	20.25
Class E	20.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,913,723,412.
(b)	Includes securities loaned at value of $207,227,983.
(c)	Identified cost of affiliated investments was $7,899,784.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$22,661,263
Dividends from affiliated investments	242,918
Securities lending income	1,656,728

Total investment income	24,560,909
Expenses
Management fees	14,739,113
Administration fees	85,967
Custodian and accounting fees	177,654
Distribution and service fees—Class B	2,261,941
Distribution and service fees—Class E	63,775
Audit and tax services	49,450
Legal	45,316
Trustees’ fees and expenses	33,734
Shareholder reporting	144,095
Insurance	15,803
Miscellaneous	32,319

Total expenses	17,649,167
Less management fee waiver	(1,868,828)

Net expenses	15,780,339

Net Investment Income	8,780,570

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	349,015,336
Foreign currency transactions	49,691

Net realized gain	349,065,027

Net change in unrealized depreciation on:
Investments	(345,001,691)
Foreign currency transactions	(514)

Net change in unrealized depreciation	(345,002,205)

Net realized and unrealized gain	4,062,822

Net Increase in Net Assets From Operations	$12,843,392

(a)	Net of foreign withholding taxes of $37,263.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,780,570	$8,104,959
Net realized gain	349,065,027	438,536,537
Net change in unrealized appreciation (depreciation)	(345,002,205)	249,571,128

Increase in net assets from operations	12,843,392	696,212,624

From Distributions to Shareholders (a)
Class A	(271,386,065)	(97,483,508)
Class B	(166,263,941)	(49,676,108)
Class E	(7,721,716)	(2,482,284)

Total distributions	(445,371,722)	(149,641,900)

Increase (decrease) in net assets from capital share transactions	17,870,692	(255,810,822)

Total increase (decrease) in net assets	(414,657,638)	290,759,902

Net Assets
Beginning of period	2,511,658,484	2,220,898,582

End of period	$2,097,000,846	$2,511,658,484 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,071,438	$25,857,156	1,123,384	$26,033,368
Reinvestments	11,572,967	271,386,065	4,315,339	97,483,508
Redemptions	(14,768,688)	(378,968,481)	(15,467,076)	(358,976,021)

Net decrease	(2,124,283)	$(81,725,260)	(10,028,353)	$(235,459,145)

Class B
Sales	4,128,655	$99,633,158	3,239,197	$74,238,132
Reinvestments	7,241,461	166,263,941	2,236,655	49,676,108
Redemptions	(6,964,316)	(167,472,503)	(6,233,618)	(142,249,231)

Net increase (decrease)	4,405,800	$98,424,596	(757,766)	$(18,334,991)

Class E
Sales	142,194	$3,592,923	120,859	$2,766,535
Reinvestments	332,689	7,721,716	110,767	2,482,284
Redemptions	(410,066)	(10,143,283)	(311,052)	(7,265,505)

Net increase (decrease)	64,817	$1,171,356	(79,426)	$(2,016,686)

Increase (decrease) derived from capital shares transactions		$17,870,692		$(255,810,822)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(4,707,453)	$(92,776,055)
Class B	(690,425)	(48,985,683)
Class E	(68,054)	(2,414,230)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $7,648,501 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$25.34	$20.18	$22.70	$24.76	$24.51

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.10	0.07 (b)	0.04	0.04
Net realized and unrealized gain	0.23	6.55	0.13	2.55	1.94

Total income (loss) from investment operations	0.34	6.65	0.20	2.59	1.98

Less Distributions
Distributions from net investment income	(0.11)	(0.07)	(0.01)	(0.04)	(0.02)
Distributions from net realized capital gains	(4.86)	(1.42)	(2.71)	(4.61)	(1.71)

Total distributions	(4.97)	(1.49)	(2.72)	(4.65)	(1.73)

Net Asset Value, End of Period	$20.71	$25.34	$20.18	$22.70	$24.76

Total Return (%) (c)	(0.94)	33.86	1.76	10.78	9.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.63	0.62	0.62	0.63
Net ratio of expenses to average net assets (%) (d)(e)	0.55	0.56	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	0.45	0.42	0.34 (b)	0.16	0.15
Portfolio turnover rate (%)	39	49	42	35	34
Net assets, end of period (in millions)	$1,259.7	$1,594.6	$1,472.7	$1,540.8	$1,710.2

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$24.87	$19.84	$22.40	$24.51	$24.32

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05	0.04	0.02 (b)	(0.02)	(0.02)
Net realized and unrealized gain	0.24	6.43	0.13	2.52	1.92

Total income (loss) from investment operations	0.29	6.47	0.15	2.50	1.90

Less Distributions
Distributions from net investment income	(0.05)	(0.02)	0.00	0.00	0.00
Distributions from net realized capital gains	(4.86)	(1.42)	(2.71)	(4.61)	(1.71)

Total distributions	(4.91)	(1.44)	(2.71)	(4.61)	(1.71)

Net Asset Value, End of Period	$20.25	$24.87	$19.84	$22.40	$24.51

Total Return (%) (c)	(1.15)	33.47	1.53	10.51	8.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.88	0.87	0.87	0.88
Net ratio of expenses to average net assets (%) (d)(e)	0.80	0.81	0.83	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	0.21	0.17	0.09 (b)	(0.09)	(0.09)
Portfolio turnover rate (%)	39	49	42	35	34
Net assets, end of period (in millions)	$801.5	$874.9	$712.9	$751.5	$642.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$25.11	$20.01	$22.55		$24.62	$24.40

Income (Loss) from Investment Operations
Net investment income (a)	0.07	0.06	0.04	(b)	0.00 (f)	0.00	(f)
Net realized and unrealized gain	0.25	6.50	0.13		2.54	1.93

Total income (loss) from investment operations	0.32	6.56	0.17		2.54	1.93

Less Distributions
Distributions from net investment income	(0.08)	(0.04)	0.00		0.00	0.00
Distributions from net realized capital gains	(4.86)	(1.42)	(2.71)		(4.61)	(1.71)

Total distributions	(4.94)	(1.46)	(2.71)		(4.61)	(1.71)

Net Asset Value, End of Period	$20.49	$25.11	$20.01		$22.55	$24.62

Total Return (%) (c)	(1.05)	33.66	1.61		10.63	8.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.78	0.77		0.77	0.78
Net ratio of expenses to average net assets (%) (d)(e)	0.70	0.71	0.73		0.73	0.73
Ratio of net investment income to average net assets (%)	0.30	0.27	0.19	(b)	0.01	0.00	(g)
Portfolio turnover rate (%)	39	49	42		35	34
Net assets, end of period (in millions)	$35.8	$42.2	$35.2		$39.5	$38.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The effect of the voluntary portion of the waiver on the net ratio of expenses to average net assets was 0.02% for the year ended December 31, 2018 and 0.03% for each of the years ended December 31, 2017 through 2014 (see Note 5 of the Notes to Financial Statements).
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $41,609,056. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$959,830,834	$0	$1,374,555,811

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $2,214,848 in purchases and $11,384,866 in sales of investments, which are included above, and resulted in realized gains of $3,973,477.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$14,739,113	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.035%	Of the next $500 million
0.050%	On amounts in excess of $1.5 billion

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

An identical agreement was in place for the period June 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 amounted to $1,256,178 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750 million, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the year ended December 31, 2018 amounted to $612,650 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Ending Value as of December 31, 2018	Income earned from affiliates during the period	Number of shares held at December 31, 2018
T. Rowe Price Government Reserve Fund	$13,044,598	$415,354,803	$(420,499,617)	$7,899,784	$242,918	7,899,784

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,927,566,860
Gross unrealized appreciation	503,936,418
Gross unrealized depreciation	(125,810,066)

Net unrealized appreciation (depreciation)	$378,126,352

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$17,613,767	$5,465,932	$427,757,955	$144,175,968	$445,371,722	$149,641,900

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$8,558,039	$350,897,151	$378,126,293	$—	$737,581,483

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Growth Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-23

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-24

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

T. Rowe Price Large Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board also considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three- and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, E, and G shares of the T. Rowe Price Small Cap Growth Portfolio returned -6.55%, -6.78%, -6.67%, and -6.84%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned -9.03%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks declined in 2018, which marked the worst year for the U.S. equity market since 2008. Stocks rose for much of the year, though the advance was somewhat sluggish. Market volatility was elevated throughout 2018, thanks partly to rising interest rates. The Federal Reserve (the “Fed”) continued its normalization of monetary policy, with four short-term interest rate hikes in 2018, and the 10-year Treasury note yield reached a seven-year high of about 3.25% in early October. Heightened global trade tensions, especially between the U.S. and China, periodically weighed on U.S. and global equity markets throughout 2018.

While most major U.S. stock indexes reached all-time highs around the end of the third quarter, equities plunged in the final months of the year, with several indexes in or close to bear market territory—down at least 20% from recent highs—by the end of the year. Stocks fell sharply due to factors such as expectations for additional interest rate increases from the Fed in 2019; expectations for slowing corporate earnings growth in 2019, as the tailwinds from the late-2017 tax reform that boosted corporate earnings in 2018 subside; signs of slowing economic growth in different parts of the world; and increased U.S.-China tensions. Turmoil in the Trump administration also weighed on investor sentiment.

As measured by various Russell Indexes, growth stocks held up better than value stocks across all market capitalizations.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outpaced the benchmark MSCI U.S. Small Cap Growth Index for the 12-month period ended December 31, 2018, with both the Portfolio and benchmark index posting negative returns. Broadly speaking, stock selection accounted for relative outperformance.

The top relative contributor for the period was Industrials & Business Services, due to strong stock selection. HEICO, a notable holding for the period, is the world’s largest manufacturer of FAA-approved, reverse-engineered aircraft replacement parts. Shares traded higher after the company reported a series of strong quarterly results highlighted by higher revenues in the Electronic and Flight Support segments, solid margins, and an improving outlook guided by the company. Teledyne Technologies, an industrial conglomerate manufacturer that provides critical components to higher-end industrial products, added value through its recent acquisition of e2v Technologies.

Materials also contributed to relative performance, because of strong stock choices. One notable holding was Ingevity, which provides specialty chemicals and high-performance carbon materials and technologies. Shares traded higher as the company exhibited strong execution and solid earnings results throughout the year.

Additionally, the Health Care sector was a source of relative strength, due to stock selection. Veeva Systems, a cloud-based software company in the sector, was a holding that performed well.

Stock selection within the Consumer Discretionary sector benefited relative performance. Burlington Stores shares outperformed in 2018. The company was in the early innings of refining its business model and was on the right side of a secular trend in retailing toward off-price retailers that offer bargain-hunting opportunities for consumers.

Finally, Real Estate was a relative contributor due to strong stock choices. A notable holding was Equity LifeStyle Properties, which traded higher during the period.

The Information Technology sector was an area of relative weakness, due to stock selection. Coherent is a leading manufacturer of specialty laser diodes and equipment. Negative sentiment surrounding the likelihood of organic LED adoption, due to weaker-than-anticipated iPhone X sales, put shares under pressure over the period. Shares of Cognex, which designs and assembles end-to-end machine vision systems for factory automation and logistics applications, traded lower during the period as weaker-than-expected guidance attributable to macro factors, most notably China, weighed on demand outlook.

Utilities was also a detractor for the period, as a result of poor stock choices and a slight overweight allocation. A notable holding was Ormat Technologies, which designs, builds, acquires, owns, and operates geothermal power plants and develops innovative power systems. Shares traded lower during the period as lava flows from Hawaii’s Kilauea volcano disrupted operations of the Puna plant earlier this year and extended operational maintenance at three newly acquired facilities contributed to lost revenue and weaker margins.

The Portfolio is structured to be sector neutral to provide alpha from security selection. However, relative sector weights may fluctuate from time to time. At the end of the reporting period, the Portfolio’s most substantially overweight position relative to the MSCI U.S.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

Small Cap Growth Index was Industrials & Business Services. In contrast, the Portfolio’s most substantially underweight position was in Information Technology.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	-6.55	7.10	16.27	—
Class B	-6.78	6.83	15.98	—
Class E	-6.67	6.94	16.09	—
Class G	-6.84	—	—	6.89
MSCI U.S. Small Cap Growth Index	-9.03	4.93	14.73	—

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Burlington Stores, Inc.	1.1
Teledyne Technologies, Inc.	1.0
HEICO Corp.- Class A	1.0
Bright Horizons Family Solutions, Inc.	1.0
Molina Healthcare, Inc.	0.9
Fair Isaac Corp.	0.9
Cable One, Inc.	0.8
Euronet Worldwide, Inc.	0.8
ICU Medical, Inc.	0.8
Pool Corp.	0.8

Top Sectors

% of Net Assets
Health Care	23.2
Information Technology	21.8
Industrials	16.9
Consumer Discretionary	14.4
Financials	5.9
Materials	4.2
Consumer Staples	3.9
Communication Services	3.2
Real Estate	3.0
Energy	2.5

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.47%	$1,000.00	$866.90	$2.21
	Hypothetical*	0.47%	$1,000.00	$1,022.84	$2.40

Class B (a)	Actual	0.72%	$1,000.00	$865.60	$3.39
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class E (a)	Actual	0.62%	$1,000.00	$866.30	$2.92
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class G (a)	Actual	0.77%	$1,000.00	$865.50	$3.62
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.6%
Aerojet Rocketdyne Holdings, Inc. (a) (b)	233,706	$8,233,462
BWX Technologies, Inc. (b)	113,933	4,355,659
Curtiss-Wright Corp.	61,659	6,296,617
HEICO Corp. - Class A	186,807	11,768,841
Hexcel Corp. (b)	107,570	6,168,064
Moog, Inc. - Class A	79,463	6,156,793
Teledyne Technologies, Inc. (a)	60,846	12,599,381

		55,578,817

Air Freight & Logistics—0.4%
XPO Logistics, Inc. (a) (b)	83,421	4,758,334

Airlines—0.1%
Hawaiian Holdings, Inc. (b)	42,700	1,127,707

Auto Components—0.7%
Cooper-Standard Holdings, Inc. (a)	34,397	2,136,742
LCI Industries	37,290	2,490,972
Visteon Corp. (a) (b)	56,000	3,375,680

		8,003,394

Banks—1.7%
Ameris Bancorp (b)	106,793	3,382,134
Carolina Financial Corp.	100,219	2,965,480
CenterState Bank Corp.	196,728	4,139,157
First Bancorp	136,100	4,445,026
Signature Bank	25,369	2,608,187
SVB Financial Group (a)	14,091	2,676,163

		20,216,147

Beverages—0.6%
Boston Beer Co., Inc. (The) - Class A (a)	18,666	4,495,519
Coca-Cola Bottling Co. Consolidated	16,900	2,997,722

		7,493,241

Biotechnology—7.8%
Abeona Therapeutics, Inc. (a) (b)	28,300	202,062
ACADIA Pharmaceuticals, Inc. (a) (b)	132,288	2,139,097
Acceleron Pharma, Inc. (a) (b)	51,167	2,228,323
Agios Pharmaceuticals, Inc. (a) (b)	63,543	2,929,968
Aimmune Therapeutics, Inc. (a) (b)	58,994	1,411,137
Alkermes plc (a)	44,085	1,300,948
Alnylam Pharmaceuticals, Inc. (a) (b)	7,584	552,949
AMAG Pharmaceuticals, Inc. (a) (b)	59,984	911,157
Amicus Therapeutics, Inc. (a) (b)	110,300	1,056,674
Array BioPharma, Inc. (a) (b)	226,600	3,229,050
Bluebird Bio, Inc. (a) (b)	21,567	2,139,446
Blueprint Medicines Corp. (a) (b)	44,117	2,378,347
CRISPR Therapeutics AG (a) (b)	28,900	825,673
Emergent BioSolutions, Inc. (a)	99,400	5,892,432
Enanta Pharmaceuticals, Inc. (a) (b)	14,200	1,005,786
Exact Sciences Corp. (a) (b)	132,700	8,373,370
Exelixis, Inc. (a)	47,067	925,808
FibroGen, Inc. (a)	71,400	3,304,392
Genomic Health, Inc. (a)	55,300	3,561,873
Global Blood Therapeutics, Inc. (a) (b)	40,387	1,657,886

Biotechnology—(Continued)
GlycoMimetics, Inc. (a)	51,900	491,493
Immunomedics, Inc. (a) (b)	116,095	1,656,676
Insmed, Inc. (a) (b)	123,284	1,617,486
Ionis Pharmaceuticals, Inc. (a)	26,886	1,453,457
Ironwood Pharmaceuticals, Inc. (a)	129,080	1,337,269
Ligand Pharmaceuticals, Inc. (a) (b)	42,568	5,776,478
Loxo Oncology, Inc. (a)	26,900	3,767,883
Madrigal Pharmaceuticals, Inc. (a) (b)	5,100	574,872
Neurocrine Biosciences, Inc. (a)	53,742	3,837,716
Repligen Corp. (a) (b)	75,734	3,994,211
Sage Therapeutics, Inc. (a)	49,238	4,716,508
Sarepta Therapeutics, Inc. (a) (b)	67,700	7,388,101
Seattle Genetics, Inc. (a)	34,312	1,944,118
Spark Therapeutics, Inc. (a) (b)	40,118	1,570,219
TESARO, Inc. (a) (b)	32,095	2,383,054
Ultragenyx Pharmaceutical, Inc. (a) (b)	48,196	2,095,562
uniQure NV (a) (b)	32,900	948,178
Xencor, Inc. (a)	74,100	2,679,456

		94,259,115

Building Products—1.0%
AAON, Inc. (b)	35,508	1,244,910
Lennox International, Inc.	36,082	7,896,907
Patrick Industries, Inc. (a)	104,635	3,098,242

		12,240,059

Capital Markets—2.3%
Cboe Global Markets, Inc.	73,416	7,182,287
E*Trade Financial Corp.	70,165	3,078,840
FactSet Research Systems, Inc.	11,482	2,297,893
MarketAxess Holdings, Inc.	40,895	8,641,522
MSCI, Inc.	46,116	6,798,882

		27,999,424

Chemicals—3.1%
AdvanSix, Inc. (a)	90,708	2,207,833
Chase Corp.	48,305	4,832,915
Ingevity Corp. (a)	99,168	8,299,370
Innospec, Inc.	76,578	4,729,457
Minerals Technologies, Inc.	44,431	2,281,088
NewMarket Corp. (b)	7,791	3,210,593
PolyOne Corp.	121,629	3,478,589
Quaker Chemical Corp.	16,300	2,896,673
Scotts Miracle-Gro Co. (The) (b)	48,700	2,993,102
Stepan Co.	24,600	1,820,400

		36,750,020

Commercial Services & Supplies—2.5%
Advanced Disposal Services, Inc. (a)	166,348	3,982,371
Casella Waste Systems, Inc. - Class A (a)	250,200	7,128,198
Healthcare Services Group, Inc. (b)	77,512	3,114,432
Rollins, Inc. (b)	212,549	7,673,019
U.S. Ecology, Inc.	68,114	4,289,820
UniFirst Corp.	24,900	3,562,443

		29,750,283

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—0.6%
ARRIS International plc (a)	77,607	$2,372,446
EchoStar Corp. - Class A (a)	41,262	1,515,141
NetScout Systems, Inc. (a) (b)	68,269	1,613,196
Plantronics, Inc.	58,862	1,948,332

		7,449,115

Construction Materials—0.2%
Eagle Materials, Inc.	42,500	2,593,775

Consumer Finance—0.4%
PRA Group, Inc. (a) (b)	74,787	1,822,559
SLM Corp. (a) (b)	337,800	2,807,118

		4,629,677

Containers & Packaging—0.8%
Berry Global Group, Inc. (a)	161,697	7,685,459
Graphic Packaging Holding Co. (b)	214,719	2,284,610

		9,970,069

Distributors—0.8%
Pool Corp.	63,785	9,481,640

Diversified Consumer Services—3.4%
Bright Horizons Family Solutions, Inc. (a)	103,154	11,496,513
frontdoor, Inc. (a)	77,753	2,069,007
Grand Canyon Education, Inc. (a)	62,856	6,042,976
Service Corp. International	211,732	8,524,330
ServiceMaster Global Holdings, Inc. (a)	179,113	6,580,612
Sotheby’s (a)	43,709	1,736,996
Strategic Education, Inc.	24,725	2,804,310
Weight Watchers International, Inc. (a)	47,300	1,823,415

		41,078,159

Electrical Equipment—0.6%
Atkore International Group, Inc. (a)	174,270	3,457,517
Generac Holdings, Inc. (a)	67,002	3,329,999

		6,787,516

Electronic Equipment, Instruments & Components—3.0%
Cognex Corp. (b)	99,490	3,847,278
Coherent, Inc. (a) (b)	43,443	4,592,360
ePlus, Inc. (a)	12,600	896,742
Littelfuse, Inc.	36,400	6,241,872
Novanta, Inc. (a)	103,600	6,526,800
OSI Systems, Inc. (a)	50,254	3,683,618
Tech Data Corp. (a)	26,800	2,192,508
Zebra Technologies Corp. - Class A (a)	53,200	8,471,036

		36,452,214

Energy Equipment & Services—0.7%
Apergy Corp. (a)	121,700	3,295,636
Computer Modelling Group, Ltd.	54,725	244,122
Dril-Quip, Inc. (a)	28,032	841,801
Exterran Corp. (a)	97,600	1,727,520

Energy Equipment & Services—(Continued)
Oceaneering International, Inc. (a)	59,673	722,043
RPC, Inc. (b)	116,100	1,145,907

		7,977,029

Entertainment—1.5%
Lions Gate Entertainment Corp. - Class B	100,533	1,495,931
Live Nation Entertainment, Inc. (a) (b)	157,336	7,748,798
Take-Two Interactive Software, Inc. (a)	89,416	9,204,483

		18,449,212

Equity Real Estate Investment Trusts—2.9%
CoreSite Realty Corp. (b)	63,170	5,510,319
CubeSmart	116,671	3,347,291
CyrusOne, Inc. (b)	111,255	5,883,164
Empire State Realty Trust, Inc. - Class A	112,138	1,595,724
Equity Lifestyle Properties, Inc.	57,744	5,608,675
First Industrial Realty Trust, Inc.	164,050	4,734,483
Pebblebrook Hotel Trust	26,203	741,807
PS Business Parks, Inc.	24,111	3,158,541
Terreno Realty Corp.	109,417	3,848,196

		34,428,200

Food & Staples Retailing—1.7%
Casey’s General Stores, Inc.	66,172	8,479,280
Performance Food Group Co. (a)	213,600	6,892,872
Sprouts Farmers Market, Inc. (a)	209,100	4,915,941

		20,288,093

Food Products—1.4%
J&J Snack Foods Corp.	41,332	5,976,194
John B Sanfilippo & Son, Inc.	32,995	1,836,502
Post Holdings, Inc. (a) (b)	67,025	5,973,938
TreeHouse Foods, Inc. (a) (b)	55,344	2,806,494

		16,593,128

Health Care Equipment & Supplies—5.4%
Avanos Medical, Inc. (a)	53,988	2,418,123
Cantel Medical Corp.	77,996	5,806,802
Cooper Cos., Inc. (The)	16,502	4,199,759
Globus Medical, Inc. - Class A (a)	93,500	4,046,680
Haemonetics Corp. (a)	56,269	5,629,713
ICU Medical, Inc. (a)	42,480	9,754,682
Inogen, Inc. (a)	35,334	4,387,423
LivaNova plc (a)	57,400	5,250,378
Masimo Corp. (a)	68,885	7,396,183
Natus Medical, Inc. (a) (b)	46,072	1,567,830
NuVasive, Inc. (a)	79,685	3,949,189
Penumbra, Inc. (a) (b)	37,169	4,542,052
West Pharmaceutical Services, Inc.	65,274	6,398,810

		65,347,624

Health Care Providers & Services—4.3%
Addus HomeCare Corp. (a)	59,716	4,053,522
BioTelemetry, Inc. (a)	71,877	4,292,495

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Chemed Corp.	27,500	$7,790,200
Corvel Corp. (a)	31,449	1,941,032
Encompass Health Corp.	80,509	4,967,405
Ensign Group, Inc. (The) (b)	139,900	5,426,721
Molina Healthcare, Inc. (a)	98,200	11,412,804
U.S. Physical Therapy, Inc.	47,758	4,888,031
WellCare Health Plans, Inc. (a)	27,199	6,421,412

		51,193,622

Health Care Technology—1.0%
Omnicell, Inc. (a)	85,722	5,249,615
Tabula Rasa HealthCare, Inc. (a)	34,700	2,212,472
Veeva Systems, Inc. - Class A (a)	50,162	4,480,470

		11,942,557

Hotels, Restaurants & Leisure—5.2%
Boyd Gaming Corp. (b)	181,500	3,771,570
Cheesecake Factory, Inc. (The) (b)	54,949	2,390,831
Choice Hotels International, Inc. (b)	40,368	2,889,542
Churchill Downs, Inc.	34,319	8,371,777
Denny’s Corp. (a)	285,219	4,623,400
Domino’s Pizza, Inc.	24,062	5,967,135
Hilton Grand Vacations, Inc. (a)	135,683	3,580,674
Marriott Vacations Worldwide Corp.	19,512	1,375,791
Papa John’s International, Inc. (b)	86,600	3,447,546
Penn National Gaming, Inc. (a) (b)	122,665	2,309,782
Ruth’s Hospitality Group, Inc.	163,300	3,711,809
Six Flags Entertainment Corp. (b)	59,859	3,329,956
Texas Roadhouse, Inc.	119,600	7,140,120
Vail Resorts, Inc. (b)	43,681	9,208,829

		62,118,762

Household Durables—0.6%
Helen of Troy, Ltd. (a)	58,876	7,723,354

Independent Power and Renewable Electricity Producers—0.4%
Ormat Technologies, Inc. (b)	87,290	4,565,267

Insurance—1.1%
Heritage Insurance Holdings, Inc.	57,817	851,066
Primerica, Inc.	89,409	8,736,154
Universal Insurance Holdings, Inc.	87,300	3,310,416

		12,897,636

Internet & Direct Marketing Retail—0.8%
Liberty Expedia Holdings, Inc. - Class A (a)	73,875	2,889,251
Shutterfly, Inc. (a)	42,261	1,701,428
Stamps.com, Inc. (a)	35,476	5,521,485

		10,112,164

IT Services—5.4%
Booz Allen Hamilton Holding Corp.	204,745	9,227,857
Broadridge Financial Solutions, Inc.	66,563	6,406,689
Cardtronics plc - Class A (a)	107,572	2,796,872
CoreLogic, Inc. (a)	131,330	4,389,049

IT Services—(Continued)
Euronet Worldwide, Inc. (a) (b)	96,598	9,889,703
Gartner, Inc. (a) (b)	33,161	4,239,302
GTT Communications, Inc. (a) (b)	71,900	1,701,154
Jack Henry & Associates, Inc.	22,262	2,816,588
MAXIMUS, Inc.	129,134	8,405,332
Science Applications International Corp.	80,300	5,115,110
Travelport Worldwide, Ltd.	193,289	3,019,174
WEX, Inc. (a)	47,974	6,719,239

		64,726,069

Leisure Products—0.3%
Brunswick Corp.	88,146	4,094,382

Life Sciences Tools & Services—2.3%
Bio-Rad Laboratories, Inc. - Class A (a)	20,289	4,711,512
Bruker Corp. (b)	55,000	1,637,350
Cambrex Corp. (a) (b)	80,963	3,057,163
Charles River Laboratories International, Inc. (a)	70,297	7,956,214
PRA Health Sciences, Inc. (a)	92,362	8,493,610
Syneos Health, Inc. (a)	45,886	1,805,614

		27,661,463

Machinery—3.5%
Chart Industries, Inc. (a)	32,062	2,084,992
Douglas Dynamics, Inc. (b)	93,500	3,355,715
Graco, Inc.	139,277	5,828,742
IDEX Corp.	22,573	2,850,067
John Bean Technologies Corp.	56,661	4,068,826
Lincoln Electric Holdings, Inc. (b)	32,772	2,584,072
Lydall, Inc. (a)	85,808	1,742,760
Middleby Corp. (The) (a) (b)	19,998	2,054,395
Nordson Corp.	34,294	4,092,989
Standex International Corp.	15,402	1,034,706
Toro Co. (The)	133,085	7,436,790
Woodward, Inc.	59,857	4,446,777

		41,580,831

Marine—0.1%
Matson, Inc.	26,460	847,249

Media—1.7%
Cable One, Inc.	12,100	9,923,210
GCI Liberty, Inc. - Class A (a) (b)	102,114	4,203,012
Gray Television, Inc. (a) (b)	171,054	2,521,336
MSG Networks, Inc. - Class A (a) (b)	174,682	4,115,508

		20,763,066

Metals & Mining—0.2%
Worthington Industries, Inc.	54,116	1,885,401

Multiline Retail—0.1%
Big Lots, Inc.	26,358	762,273

Oil, Gas & Consumable Fuels—1.8%
Carrizo Oil & Gas, Inc. (a)	55,028	621,266

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Centennial Resource Development, Inc. - Class A (a) (b)	245,627	$2,706,810
Matador Resources Co. (a) (b)	254,134	3,946,701
PBF Energy, Inc. - Class A (b)	144,300	4,714,281
PDC Energy, Inc. (a)	107,178	3,189,617
WPX Energy, Inc. (a) (b)	585,858	6,649,488

		21,828,163

Personal Products—0.2%
Nu Skin Enterprises, Inc. - Class A	36,802	2,257,067

Pharmaceuticals—2.4%
Aerie Pharmaceuticals, Inc. (a)	47,112	1,700,743
Assertio Therapeutics, Inc. (a)	150,974	545,016
Catalent, Inc. (a)	167,570	5,224,833
Innoviva, Inc. (a)	77,730	1,356,389
Jazz Pharmaceuticals plc (a)	11,791	1,461,612
MyoKardia, Inc. (a)	39,037	1,907,348
Nektar Therapeutics (a)	64,244	2,111,700
Pacira Pharmaceuticals, Inc. (a)	33,107	1,424,263
Phibro Animal Health Corp. - Class A	77,841	2,503,367
Prestige Consumer Healthcare, Inc. (a) (b)	131,778	4,069,305
Supernus Pharmaceuticals, Inc. (a)	98,334	3,266,656
TherapeuticsMD, Inc. (a) (b)	238,610	909,104
Theravance Biopharma, Inc. (a) (b)	61,814	1,581,820
WAVE Life Sciences, Ltd. (a) (b)	21,287	894,905

		28,957,061

Professional Services—2.5%
ASGN, Inc. (a)	104,100	5,673,450
Dun & Bradstreet Corp. (The)	26,463	3,777,329
Exponent, Inc.	138,764	7,036,722
Insperity, Inc.	78,964	7,372,079
TransUnion	112,661	6,399,145

		30,258,725

Real Estate Management & Development—0.1%
Kennedy-Wilson Holdings, Inc. (b)	65,953	1,198,366

Road & Rail—0.9%
Landstar System, Inc.	55,965	5,354,172
Old Dominion Freight Line, Inc. (b)	49,246	6,081,388

		11,435,560

Semiconductors & Semiconductor Equipment—4.0%
Advanced Energy Industries, Inc. (a)	67,844	2,912,543
Cabot Microelectronics Corp.	33,683	3,211,674
Cirrus Logic, Inc. (a) (b)	114,374	3,794,929
Entegris, Inc. (b)	142,200	3,966,669
Ichor Holdings, Ltd. (a) (b)	57,300	933,990
Integrated Device Technology, Inc. (a)	184,872	8,953,351
MaxLinear, Inc. (a) (b)	222,689	3,919,326
Mellanox Technologies, Ltd. (a)	92,100	8,508,198
MKS Instruments, Inc.	83,100	5,369,091
Nanometrics, Inc. (a)	91,863	2,510,616
Versum Materials, Inc.	148,309	4,111,126

		48,191,513

Software—8.5%
ACI Worldwide, Inc. (a)	150,669	4,169,011
Aspen Technology, Inc. (a)	91,968	7,557,930
Blackbaud, Inc. (b)	86,224	5,423,490
CommVault Systems, Inc. (a) (b)	78,971	4,666,396
Descartes Systems Group, Inc. (The) (a)	75,558	1,999,265
Ellie Mae, Inc. (a) (b)	28,581	1,795,744
Envestnet, Inc. (a) (b)	117,635	5,786,466
Fair Isaac Corp. (a)	60,368	11,288,816
Fortinet, Inc. (a)	56,233	3,960,490
j2 Global, Inc. (b)	46,991	3,260,235
LogMeIn, Inc.	33,682	2,747,441
Manhattan Associates, Inc. (a)	85,623	3,627,846
Pegasystems, Inc. (b)	101,995	4,878,421
Proofpoint, Inc. (a)	59,401	4,978,398
PTC, Inc. (a) (b)	67,668	5,609,677
Qualys, Inc. (a)	78,200	5,844,668
RealPage, Inc. (a) (b)	122,763	5,915,949
SS&C Technologies Holdings, Inc.	157,680	7,112,945
Tyler Technologies, Inc. (a)	35,251	6,550,341
Ultimate Software Group, Inc. (The) (a)	22,924	5,613,400

		102,786,929

Specialty Retail—1.8%
Aaron’s, Inc.	27,861	1,171,555
Burlington Stores, Inc. (a)	84,066	13,675,016
Children’s Place, Inc. (The) (b)	21,892	1,972,250
Murphy USA, Inc. (a)	61,120	4,684,237

		21,503,058

Technology Hardware, Storage & Peripherals—0.2%
NCR Corp. (a) (b)	111,550	2,574,574

Textiles, Apparel & Luxury Goods—0.7%
Carter’s, Inc.	41,172	3,360,459
Steven Madden, Ltd. (b)	182,992	5,537,338

		8,897,797

Thrifts & Mortgage Finance—0.4%
MGIC Investment Corp. (a)	264,583	2,767,538
Radian Group, Inc.	148,182	2,424,258

		5,191,796

Trading Companies & Distributors—0.7%
Beacon Roofing Supply, Inc. (a)	69,750	2,212,470
Univar, Inc. (a)	132,508	2,350,692
Watsco, Inc.	31,571	4,392,789

		8,955,951

Total Common Stocks (Cost $1,016,923,758)		1,196,612,648

Short-Term Investment—0.8%

Mutual Fund—0.8%
T. Rowe Price Government Reserve Fund (c)	9,355,566	9,355,566

Total Short-Term Investments (Cost $9,355,566)		9,355,566

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (d)—18.6%

Security Description	Principal Amount*	Value

Certificates of Deposit— 9.0%
Banco Del Estado De Chile New York
2.720%, 1M LIBOR + 0.250%, 03/20/19 (e)	5,000,000	$4,999,570
2.820%, 1M LIBOR + 0.350%, 05/20/19 (e)	2,000,000	1,999,958
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (e)	4,000,000	3,999,900
Bank of Nova Scotia
2.890%, SOFR + 0.430%, 05/16/19 (e)	7,000,000	6,999,995
3.072%, 3M LIBOR + 0.280%, 03/20/19 (e)	1,500,000	1,500,598
Barclays Bank plc
2.547%, 1M LIBOR + 0.200%, 02/04/19 (e)	2,000,000	1,999,810
Canadian Imperial Bank of Commerce 2.740%, 1M LIBOR + 0.270%, 07/19/19 (e)	4,000,000	3,998,376
China Construction Bank Corp. 2.550%, 01/07/19	3,000,000	3,000,000
Citibank N.A. 2.490%, 02/04/19	2,000,000	1,999,722
Commonwealth Bank of Australia
2.617%, 3M LIBOR + 0.140%, 04/23/19 (e)	500,000	500,002
2.642%, 1M LIBOR + 0.210%, 09/13/19 (e)	4,000,000	4,000,000
Credit Agricole S.A.
2.500%, 02/12/19	4,000,000	3,999,320
2.799%, 1M LIBOR + 0.320%, 05/21/19 (e)	4,000,000	4,000,252
Credit Suisse AG 2.620%, 04/01/19	10,000,000	9,994,820
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	2,000,000	1,999,852
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	5,954,925	5,993,880
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (e)	2,000,000	2,000,012
Natixis New York
2.705%, 3M LIBOR + 0.090%, 05/10/19 (e)	3,000,000	2,998,110
2.731%, 3M LIBOR + 0.190%, 02/01/19 (e)	1,000,000	999,776
Royal Bank of Canada New York
2.650%, 1M LIBOR + 0.250%, 01/11/19 (e)	1,500,000	1,500,012
2.665%, 1M LIBOR + 0.210%, 09/17/19 (e)	5,000,000	4,994,885
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (e)	3,000,000	2,999,754
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (e)	4,000,000	3,998,224
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (e)	4,000,000	3,999,884
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (e)	8,000,000	7,999,840
Sumitomo Mitsui Banking Corp.
2.590%, 1M LIBOR + 0.190%, 04/11/19 (e)	3,000,000	2,998,899
2.700%, 02/25/19	2,000,000	2,000,184
Sumitomo Mitsui Banking Corp., New York 2.559%, 1M LIBOR + 0.180%, 03/05/19 (e)	2,000,000	1,999,526
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	3,971,110	3,978,280
Svenska Handelsbanken AB 2.767%, 1M LIBOR + 0.380%, 12/10/19 (e)	2,000,000	1,999,934
Wells Fargo Bank N.A. 2.730%, 3M LIBOR + 0.210%, 10/25/19 (e)	1,500,000	1,500,000

Certificates of Deposit—(Continued)
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (e)	1,500,000	1,499,991

		108,453,366

Commercial Paper—2.9%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (e)	4,000,000	3,998,892
Banco Santander S.A. 2.740%, 02/07/19	2,978,993	2,991,264
Bank of China, Ltd. 2.690%, 01/17/19	2,979,825	2,996,478
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (e)	2,000,000	2,000,000
ING Funding LLC
2.707%, 1M LIBOR + 0.320%, 02/08/19* (e)	4,000,000	4,000,372
Matchpoint Finance plc 2.890%, 05/08/19	3,941,879	3,957,012
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (e)	5,000,000	4,999,920
Toronto-Dominion Bank 2.729%, 11/05/19 (e)	7,000,000	6,999,230
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (e)	2,000,000	2,000,490
Westpac Banking Corp. 2.659%, 3M LIBOR + 0.070%, 08/07/19 (e)	1,000,000	999,343

		34,943,001

Repurchase Agreements—6.7%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $7,557,500; collateralized by various Common Stock with an aggregate market value of $8,251,375.	7,500,000	7,500,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/18 at 2.660%, due on 01/07/19 with a maturity value of $5,502,845; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 3.125%, maturity dates ranging from 02/15/42 - 02/15/46, and various Common Stock with an aggregate market value of $5,798,573.	5,500,000	5,500,000
Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $501,356; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $544,159.	500,000	500,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,007,513; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $7,341,919; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $7,487,426.	7,340,614	7,340,614

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $4,634,561; collateralized by various Common Stock with an aggregate market value of $5,060,000.	4,600,000	$4,600,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $20,002,844; collateralized by various Common Stock with an aggregate market value of $22,264,245.	20,000,000	20,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $4,000,569; collateralized by various Common Stock with an aggregate market value of $4,452,849.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $2,001,007; collateralized by various Common Stock with an aggregate market value of $2,226,644.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $1,500,755; collateralized by various Common Stock with an aggregate market value of $1,669,983.	1,500,000	1,500,000
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $3,000,422; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $3,286,428.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $3,500,492; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $3,834,166.	3,500,000	3,500,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $5,000,703; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $11,705,824; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $12,817,068.	11,700,000	11,700,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $1,000,498; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,095,476.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $2,201,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,410,047.	2,200,000	2,200,000

		80,340,614

Time Deposit—0.0%
Royal Bank of Canada 2.420%, 01/02/19	600,000	600,000

Total Securities Lending Reinvestments (Cost $224,361,046)		224,336,981

Total Investments—118.8% (Cost $1,250,640,370)		1,430,305,195
Other assets and liabilities (net)—(18.8)%		(226,212,510)

Net Assets—100.0%		$1,204,092,685

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $220,744,967 and the collateral received consisted of cash in the amount of $224,267,346 and non-cash collateral with a value of $640,982. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe- keeping by the lending agent, or a third-party custodian, cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,196,612,648	$—	$—	$1,196,612,648
Total Short-Term Investment*	9,355,566	—	—	9,355,566
Total Securities Lending Reinvestments*	—	224,336,981	—	224,336,981
Total Investments	$1,205,968,214	$224,336,981	$—	$1,430,305,195

Collateral for Securities Loaned (Liability)	$—	$(224,267,346)	$—	$(224,267,346)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,420,949,629
Affiliated investments at value (c)	9,355,566
Cash denominated in foreign currencies (d)	3,407
Receivable for:
Investments sold	95,549
Fund shares sold	610,863
Dividends	603,989
Dividends on affiliated investments	23,217
Prepaid expenses	3,946

Total Assets	1,431,646,166
Liabilities
Due to custodian	95,549
Collateral for securities loaned	224,267,346
Payables for:
Affiliated investments purchased	22,773
Investments purchased	2,085,181
Fund shares redeemed	230,396
Accrued Expenses:
Management fees	473,382
Distribution and service fees	80,041
Deferred trustees’ fees	111,915
Other expenses	186,898

Total Liabilities	227,553,481

Net Assets	$1,204,092,685

Net Assets Consist of:
Paid in surplus	$834,965,244
Distributable earnings (Accumulated losses)	369,127,441

Net Assets	$1,204,092,685

Net Assets
Class A	$834,281,822
Class B	352,266,765
Class E	14,031,556
Class G	3,512,542
Capital Shares Outstanding*
Class A	39,300,277
Class B	17,871,499
Class E	694,092
Class G	184,933
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.23
Class B	19.71
Class E	20.22
Class G	18.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,241,284,804.
(b)	Includes securities loaned at value of $220,744,967.
(c)	Identified cost of affiliated investments was $9,355,566.
(d)	Identified cost of cash denominated in foreign currencies was $3,484.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$8,179,545
Dividends from affiliated investments	204,748
Securities lending income	575,100

Total investment income	8,959,393
Expenses
Management fees	6,727,995
Administration fees	53,660
Custodian and accounting fees	103,985
Distribution and service fees—Class B	1,054,051
Distribution and service fees—Class E	26,553
Distribution and service fees—Class G	12,099
Audit and tax services	44,663
Legal	45,316
Trustees’ fees and expenses	33,733
Shareholder reporting	124,744
Insurance	9,216
Miscellaneous	24,807

Total expenses	8,260,822
Less management fee waiver	(320,470)
Less broker commission recapture	(1,672)

Net expenses	7,938,680

Net Investment Income	1,020,713

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	190,773,840
Foreign currency transactions	73

Net realized gain	190,773,913

Net change in unrealized depreciation on:
Investments	(264,044,607)
Foreign currency transactions	(155)

Net change in unrealized depreciation	(264,044,762)

Net realized and unrealized loss	(73,270,849)

Net Decrease in Net Assets From Operations	$(72,250,136)

(a)	Net of foreign withholding taxes of $8,660.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,020,713	$1,768,261
Net realized gain	190,773,913	120,975,147
Net change in unrealized appreciation (depreciation)	(264,044,762)	160,653,464

Increase (decrease) in net assets from operations	(72,250,136)	283,396,872

From Distributions to Shareholders (a)
Class A	(83,516,803)	(60,151,464)
Class B	(36,922,286)	(25,824,286)
Class E	(1,510,258)	(1,075,511)
Class G	(364,458)	(212,766)

Total distributions	(122,313,805)	(87,264,027)

Decrease in net assets from capital share transactions	(60,639,608)	(21,037,249)

Total increase (decrease) in net assets	(255,203,549)	175,095,596

Net Assets
Beginning of period	1,459,296,234	1,284,200,638

End of period	$1,204,092,685	$1,459,296,234 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,520,096	$38,258,742	3,152,629	$73,254,051
Reinvestments	3,352,742	83,516,803	2,702,222	60,151,464
Redemptions	(6,558,135)	(167,183,822)	(5,999,204)	(138,365,134)

Net decrease	(1,685,297)	$(45,408,277)	(144,353)	$(4,959,619)

Class B
Sales	1,005,380	$22,853,336	1,199,386	$25,662,257
Reinvestments	1,594,227	36,922,286	1,238,575	25,824,286
Redemptions	(3,168,692)	(74,061,481)	(3,128,573)	(67,558,402)

Net decrease	(569,085)	$(14,285,859)	(690,612)	$(16,071,859)

Class E
Sales	71,866	$1,741,672	77,072	$1,676,736
Reinvestments	63,617	1,510,258	50,493	1,075,511
Redemptions	(197,031)	(4,658,868)	(143,297)	(3,150,668)

Net decrease	(61,548)	$(1,406,938)	(15,732)	$(398,421)

Class G
Sales	36,386	$837,282	25,130	$520,617
Reinvestments	16,321	364,458	10,549	212,766
Redemptions	(33,293)	(740,274)	(16,462)	(340,733)

Net increase	19,414	$461,466	19,217	$392,650

Decrease derived from capital shares transactions		$(60,639,608)		$(21,037,249)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(3,089,972)	$(57,061,492)
Class B	(294,924)	(25,529,362)
Class E	(30,190)	(1,045,321)
Class G	(613)	(212,153)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $1,173,859 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$24.69	$21.41	$22.01	$23.40	$23.77

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.05	0.07 (b)	0.07	0.06
Net realized and unrealized gain (loss)	(1.34)	4.70	2.20	0.71	1.35

Total income (loss) from investment operations	(1.30)	4.75	2.27	0.78	1.41

Less Distributions
Distributions from net investment income	(0.03)	(0.08)	(0.06)	(0.03)	(0.00	)(c)
Distributions from net realized capital gains	(2.13)	(1.39)	(2.81)	(2.14)	(1.78)

Total distributions	(2.16)	(1.47)	(2.87)	(2.17)	(1.78)

Net Asset Value, End of Period	$21.23	$24.69	$21.41	$22.01	$23.40

Total Return (%) (d)	(6.55)	22.88	11.74	2.71	6.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.50	0.50	0.50	0.51
Net ratio of expenses to average net assets (%) (e)	0.48	0.48	0.48	0.48	0.48
Ratio of net investment income to average net assets (%)	0.15	0.20	0.36 (b)	0.28	0.25
Portfolio turnover rate (%)	21	22	22	27	25
Net assets, end of period (in millions)	$834.3	$1,011.9	$880.8	$863.6	$938.5

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.09	$20.11	$20.84	$22.28	$22.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.01)	0.02 (b)	0.01	(0.00	)(f)
Net realized and unrealized gain (loss)	(1.23)	4.40	2.07	0.69	1.29

Total income (loss) from investment operations	(1.25)	4.39	2.09	0.70	1.29

Less Distributions
Distributions from net investment income	0.00	(0.02)	(0.01)	0.00	0.00
Distributions from net realized capital gains	(2.13)	(1.39)	(2.81)	(2.14)	(1.78)

Total distributions	(2.13)	(1.41)	(2.82)	(2.14)	(1.78)

Net Asset Value, End of Period	$19.71	$23.09	$20.11	$20.84	$22.28

Total Return (%) (d)	(6.78)	22.53	11.48	2.46	6.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.75	0.75	0.76
Net ratio of expenses to average net assets (%) (e)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.10)	(0.05)	0.11 (b)	0.03	(0.01)
Portfolio turnover rate (%)	21	22	22	27	25
Net assets, end of period (in millions)	$352.3	$425.8	$384.7	$373.4	$369.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018		2017		2016	2015	2014
Net Asset Value, Beginning of Period	$23.61		$20.54		$21.23	$22.63	$23.09

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (f)	0.01		0.04 (b)	0.03	0.02
Net realized and unrealized gain (loss)	(1.26)		4.49		2.11	0.71	1.30

Total income (loss) from investment operations	(1.26)		4.50		2.15	0.74	1.32

Less Distributions
Distributions from net investment income	0.00		(0.04)		(0.03)	0.00	0.00
Distributions from net realized capital gains	(2.13)		(1.39)		(2.81)	(2.14)	(1.78)

Total distributions	(2.13)		(1.43)		(2.84)	(2.14)	(1.78)

Net Asset Value, End of Period	$20.22		$23.61		$20.54	$21.23	$22.63

Total Return (%) (d)	(6.67)		22.70		11.55	2.61	6.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65		0.65		0.65	0.65	0.66
Net ratio of expenses to average net assets (%) (e)	0.63		0.63		0.63	0.63	0.63
Ratio of net investment income to average net assets (%)	(0.00	) (g)	0.05		0.21 (b)	0.12	0.09
Portfolio turnover rate (%)	21		22		22	27	25
Net assets, end of period (in millions)	$14.0		$17.8		$15.8	$16.9	$17.1

	Class G
	Year Ended December 31,
	2018		2017		2016	2015	2014(h)
Net Asset Value, Beginning of Period	$22.33		$19.49		$20.34	$21.78	$21.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.02)		0.02 (b)	(0.01)	0.01
Net realized and unrealized gain (loss)	(1.18)		4.25		1.94	0.71	0.28

Total income (loss) from investment operations	(1.21)		4.23		1.96	0.70	0.29

Less Distributions
Distributions from net investment income	0.00		(0.00	)(c)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.13)		(1.39)		(2.81)	(2.14)	0.00

Total distributions	(2.13)		(1.39)		(2.81)	(2.14)	0.00

Net Asset Value, End of Period	$18.99		$22.33		$19.49	$20.34	$21.78

Total Return (%) (d)	(6.84)		22.46		11.14	2.51	1.35	(i)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80		0.80		0.80	0.80	0.83	(j)
Net ratio of expenses to average net assets (%) (e)	0.78		0.78		0.78	0.78	0.81	(j)
Ratio of net investment income (loss) to average net assets (%)	(0.15)		(0.10)		0.08 (b)	(0.06)	0.40	(j)
Portfolio turnover rate (%)	21		22		22	27	25
Net assets, end of period (in millions)	$3.5		$3.7		$2.9	$1.2	$0.0	(k)

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Ratio of net investment loss to average net assets was less than 0.01%.
(h)	Commencement of operations was November 12, 2014.
(i)	Periods less than one year are not computed on an annualized basis.
(j)	Computed on an annualized basis.
(k)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2018, the Portfolio had a payment of $95,549 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2018. The Portfolio’s average overdraft advances during the year ended December 31, 2018 were not significant.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $80,340,614. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$299,788,408	$0	$479,980,338

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $151,734 in sales of investments, which are included above, and resulted in realized losses of $88,828.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$6,727,995	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750 million (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the year ended December 31, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class E and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.15% of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Ending Value as of December 31, 2018	Income earned from affiliates during the period	Number of shares held at December 31, 2018
T. Rowe Price Government Reserve Fund	$4,409,313	$204,505,186	$(199,558,933)	$9,355,566	$204,748	9,355,566

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,251,817,168
Gross unrealized appreciation	293,571,394
Gross unrealized depreciation	(115,083,367)

Net unrealized appreciation (depreciation)	$178,488,027

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$8,411,704	$3,415,699	$113,902,101	$83,848,328	$122,313,805	$87,264,027

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$4,856,293	$185,895,114	$178,487,950	$—	$369,239,357

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Small Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Small Cap Growth Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-22

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-24

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-25

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-26

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

T. Rowe Price Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2018, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018. The Board also considered that the Portfolio outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the one-, three- and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe, and were the lowest in the Expense Group and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-27

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by VanEck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned -28.64% and -28.85%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index1, returned -21.07%.

MARKET ENVIRONMENT / CONDITIONS

During the reporting period, the most significant impact on the natural resources market and the Portfolio came from the combination of the escalating global trade disputes and the specter of rising of interest rates by the U.S. Federal Reserve (the “Fed”).

At the start of 2018, the prospects for both the natural resources market and the Portfolio looked encouraging. The benefits (for example from tax cuts and lower regulation) from the first two years of President Trump’s administration were continuing to flow through and, while maybe not constituting a strong tailwind, they were certainly positive. Natural resources stocks looked cheap on a relative basis, and, in many cases, also an absolute basis. Expectations were that commodity prices were going to be “OK” to “good” and, at minimum, there were going to be upward earnings revisions based on these.

Most exceptionally, natural resources companies accelerated their focus on returns and margins. In our opinion, industry fundamentals were excellent: balance sheets were strong and returns were improving, as was the visibility and extent of both free cash flow generation and its return to shareholders.

By year end, however, all such hopes had been thoroughly confounded, killed by the twin “evils” of trade disputes and Fed policy. Concerns around trade had started first with the North American Free Trade Agreement (“NAFTA”), then touched on Europe, and, finally, moved to China, where things became really bad. Matters were only compounded by the Fed raising rates and, consequently, the U.S. dollar strengthening. The result for the two growth engines of the world economy was: 1) the market started to price in slower U.S. growth (a result of the Fed’s actions); and 2) trade tariffs started to slow down growth in China.

Although crude oil prices had been pretty resilient for most of the year, in its last six weeks or so, in a confluence of events, the bottom fell totally out of the market. These events included continuing exhortations by President Trump for Saudi Arabia to pump more oil, the egregious demise of Jamal Khashoggi, the continued liquidation (after February 2018) of massive speculative long positions in oil and, not least, crude oil production by the U.S., Saudi Arabia, and Russia, the three largest producers in the world, reaching all-time highs.

During the year, the Fed’s interest rate hikes and a strengthening U.S. dollar resulted in weaker gold prices, with gold equities following suit. In the last quarter of the year, however, as the equity markets experienced increasing turmoil, investors rediscovered gold’s safe haven identity and the metal ended the year down only some 1.6%.

Trade concerns, together with fears around Chinese growth prospects and the impact on ultimate consumption (China remains the world’s largest consumer of base metals), hurt mining companies. While bulks (coal and iron ore) did not suffer as badly, base metals were negatively impacted, with copper falling approximately 20%.

Grains—soybeans and corn in particular—were also hit hard by trade fears. And while fertilizer stocks held up until close to the end of the year, they, too, rolled over when the market started throwing every other natural resource stock out.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

Several of the key aspects that contributed to underperformance of the Portfolio relative to its primary benchmark were overweight positions and underperformance in the oil & gas exploration & production and oil & gas drilling sub-industries. The absence of any allocation to integrated oil & gas stocks led to underperformance relative to the benchmark over the reporting period.

The three weakest-contributing sub-industries to the Portfolio’s performance relative to the benchmark were oil & gas exploration & production, oil & gas drilling, and diversified metals & mining. The Portfolio’s three weakest-contributing companies were oil & gas exploration & production company Parsley Energy, Inc., oil & gas drilling company Patterson-UTI Energy, Inc., and copper mining company First Quantum Minerals, Ltd. Parsley Energy and Patterson-UTI Energy both suffered from concerns about Permian Basin takeaway capacity bottlenecks and subsequent fears of lower drilling and oil field service activity. First Quantum Minerals was a victim of concerns around potential changes in mining royalty taxation in Zambia.

The Portfolio’s three strongest positive-contributing individual positions were oil & gas exploration & production company RSP Permian, Inc., now part of Concho Resources, Inc., solar energy company Sunrun, Inc. (electrical components & equipment sub-industry) and gold mining company Barrick Gold Corp. As part of the continuing theme of consolidation amongst oil & gas exploration & production companies, RSP Permian was acquired by Concho. In the energy space, residential solar continues to mature as an asset base, and 2018 was a pivotal year in securitizing these lower-risk, longer-dated assets. Sunrun continued to be a leader in securing an attractive cost of capital amidst higher interest rates, and its outperformance this year was a reflection of this continued execution as well as achieving installation growth above market. Barrick Gold benefitted both from its merger deal with Randgold and the rise in gold prices during the last quarter of the year.

BHFTII-1

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by VanEck Associates Corporation

Portfolio Manager Commentary*—(Continued)

The Portfolio’s largest purchases established new positions in steel company Vale S.A. and increased its position in oil & gas exploration & production company Concho Resources, Inc. On both an absolute and relative basis, the Portfolio increased its weightings to both the steel and fertilizers & agricultural chemicals sub-industries.

The Portfolio’s largest sales during the reporting period were the reductions of its positions in oil & gas equipment & services companies Schlumberger, Ltd. and Halliburton Co. On both an absolute and relative basis, the Portfolio decreased its weightings to both the oil & gas equipment & services and oil & gas drilling sub-industries.

As of December 31, 2018, the Portfolio had no allocation to the integrated oil & gas sub-industry, making that sub-industry a substantially underweight position relative to the benchmark. As of the same date, the Portfolio’s next most substantially underweight position was in the oil & gas storage & transportation sub-industry. The Portfolio also had an underweight position in the oil & gas refining & marketing sub-industry.

As of December 31, 2018, the Portfolio’s most substantially overweight positions relative to the benchmark were in the diversified metals & mining, fertilizers & agricultural chemicals sub-industries, and oil & gas exploration & production.

Shawn Reynolds

Charles Cameron

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	-28.64	-10.92	0.72	—
Class B	-28.85	-11.14	—	-0.43
S&P North American Natural Resources Sector Index	-21.07	-6.50	2.99	—

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Teck Resources, Ltd.- Class B	5.2
Diamondback Energy, Inc.	5.1
Glencore plc	4.7
Concho Resources, Inc.	4.5
EOG Resources, Inc.	4.4
Pioneer Natural Resources Co.	4.3
CF Industries Holdings, Inc.	3.9
Nutrien, Ltd.	3.7
First Quantum Minerals, Ltd.	3.4
Parsley Energy, Inc.- Class A	3.0

Top Sectors

% of Net Assets
Energy	43.3
Materials	42.9
Consumer Staples	2.9
Industrials	2.6
Real Estate	1.4
Information Technology	1.4
Utilities	0.6

BHFTII-3

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.80%	$1,000.00	$718.40	$3.47
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class B (a)	Actual	1.05%	$1,000.00	$718.20	$4.55
	Hypothetical*	1.05%	$1,000.00	$1,019.91	$5.35

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—95.1% of Net Assets

Security Description	Shares	Value

Chemicals—7.6%
CF Industries Holdings, Inc.	832,100	$36,204,671
Nutrien, Ltd.	725,423	34,094,881

		70,299,552

Electrical Equipment—0.9%
Sunrun, Inc. (a) (b)	770,200	8,387,478

Energy Equipment & Services—7.0%
Halliburton Co. (b)	305,500	8,120,190
Nabors Industries, Ltd. (b)	1,926,200	3,852,400
Patterson-UTI Energy, Inc. (b)	1,676,000	17,346,600
ProPetro Holding Corp. (a) (b)	1,320,700	16,271,024
Schlumberger, Ltd.	187,300	6,757,784
Superior Energy Services, Inc. (a) (b)	814,200	2,727,570
Transocean, Ltd. (a) (b)	1,017,300	7,060,062
Weatherford International plc (a) (b)	5,005,800	2,798,242

		64,933,872

Equity Real Estate Investment Trusts—1.4%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	674,543	12,850,044

Food Products—2.9%
Bunge, Ltd.	172,100	9,197,024
Tyson Foods, Inc. - Class A	338,700	18,086,580

		27,283,604

Independent Power and Renewable Electricity Producers—0.6%
Ormat Technologies, Inc. (b)	98,800	5,167,240

Marine—1.7%
Kirby Corp. (a) (b)	236,631	15,939,464

Metals & Mining—34.3%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	674,333	27,243,053
Barrick Gold Corp. (b)	1,911,700	25,884,418
First Quantum Minerals, Ltd.	3,895,200	31,499,420
Glencore plc	11,827,157	43,622,817
Goldcorp, Inc.	540,500	5,296,900
IAMGOLD Corp. (a)	1,531,500	5,635,920
KAZ Minerals plc (b)	1,256,486	8,521,594
Kinross Gold Corp. (a) (b)	3,252,500	10,538,100
Newmont Mining Corp. (b)	805,900	27,924,435
Randgold Resources, Ltd. (ADR)	202,500	17,346,782
Rio Tinto plc (ADR) (b)	508,000	24,627,840
Steel Dynamics, Inc.	562,600	16,900,504
Teck Resources, Ltd. - Class B	2,249,600	48,456,384
Vale S.A. (ADR) (b)	1,871,600	24,686,404

		318,184,571

Oil, Gas & Consumable Fuels—36.3%
Anadarko Petroleum Corp.	192,800	8,452,352
Cimarex Energy Co. (b)	345,600	21,306,240
CNX Resources Corp. (a) (b)	1,601,300	18,286,846

Oil, Gas & Consumable Fuels—(Continued)
Concho Resources, Inc. (a)	402,629	41,386,235
Diamondback Energy, Inc.	513,206	47,574,196
Encana Corp.	1,272,400	7,354,472
EOG Resources, Inc. (b)	465,100	40,561,371
Golar LNG, Ltd. (b)	963,400	20,963,584
Green Plains, Inc. (b)	984,900	12,912,039
Newfield Exploration Co. (a)	795,500	11,662,030
Parsley Energy, Inc. - Class A (a)	1,762,400	28,163,152
PBF Energy, Inc. - Class A (b)	213,600	6,978,312
PDC Energy, Inc. (a)	548,800	16,332,288
Pioneer Natural Resources Co.	304,100	39,995,232
Scorpio Tankers, Inc.	2,103,800	3,702,688
WPX Energy, Inc. (a) (b)	1,014,600	11,515,710

		337,146,747

Paper & Forest Products—1.0%
Louisiana-Pacific Corp.	434,700	9,659,034

Semiconductors & Semiconductor Equipment—1.4%
SolarEdge Technologies, Inc. (a) (b)	365,600	12,832,560

Total Common Stocks (Cost $1,067,136,966)		882,684,166

Short-Term Investment—4.8%

Mutual Fund—4.8%
AIM STIT-STIC Prime Portfolio	44,814,921	44,814,921

Total Short-Term Investments (Cost $44,814,921)		44,814,921

Securities Lending Reinvestments (c)—19.6%

Certificates of Deposit—12.9%
Banco Del Estado De Chile New York 2.720%, 1M LIBOR + 0.250%, 03/20/19 (d)	2,000,000	1,999,828
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	5,000,000	4,999,875
Bank of Nova Scotia 2.890%, SOFR + 0.430%, 05/16/19 (d)	3,000,000	2,999,998
Barclays Bank plc
2.500%, 02/01/19	1,000,000	999,871
2.547%, 1M LIBOR + 0.200%, 02/04/19 (d)	2,500,000	2,499,762
Canadian Imperial Bank of Commerce
2.556%, 3M LIBOR + 0.120%, 01/14/19 (d)	2,000,000	1,999,744
2.740%, 1M LIBOR + 0.270%, 07/19/19 (d)	3,000,000	2,998,782
China Construction Bank Corp. 2.550%, 01/07/19	2,000,000	2,000,000
Citibank N.A. 2.490%, 02/04/19	4,000,000	3,999,444
Commonwealth Bank of Australia
2.617%, 3M LIBOR + 0.140%, 04/23/19 (d)	2,000,000	2,000,006
2.642%, 1M LIBOR + 0.210%, 09/13/19 (d)	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Cooperative Rabobank UA 2.608%, 3M LIBOR + 0.200%, 04/05/19 (d)	1,000,000	$1,000,314
Credit Agricole S.A. 2.500%, 02/12/19	6,000,000	5,998,980
Credit Industriel et Commercial Zero Coupon, 01/25/19	6,342,941	6,414,077
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	2,000,000	1,999,852
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 01/15/19	1,984,975	1,997,960
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	2,000,000	2,000,012
Natixis New York
2.731%, 3M LIBOR + 0.190%, 02/01/19 (d)	2,500,000	2,499,440
2.810%, 1M LIBOR + 0.370%, 02/14/19 (d)	3,000,000	3,000,561
Royal Bank of Canada New York
2.650%, 1M LIBOR + 0.250%, 01/11/19 (d)	5,500,000	5,500,044
2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	4,994,885
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	6,000,000	5,999,508
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (d)	2,000,000	1,999,112
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	7,000,000	6,999,797
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (d)	5,000,000	4,999,900
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	6,000,000	5,997,798
Sumitomo Mitsui Banking Corp., New York
2.559%, 1M LIBOR + 0.180%, 03/05/19 (d)	2,000,000	1,999,526
2.665%, 1M LIBOR + 0.210%, 05/17/19 (d)	4,000,000	3,998,320
Svenska Handelsbanken AB
2.620%, 3M LIBOR + 0.100%, 04/30/19 (d)	1,500,000	1,499,933
2.822%, 1M LIBOR + 0.300%, 10/31/19 (d)	2,000,000	1,999,532
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	2,000,000	1,998,096
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (d)	1,000,000	1,000,000
Wells Fargo Bank N.A.
2.560%, 3M LIBOR + 0.140%, 07/11/19 (d)	8,500,000	8,507,373
2.730%, 3M LIBOR + 0.210%, 10/25/19 (d)	3,000,000	3,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	3,500,000	3,499,978

		119,402,308

Commercial Paper—3.8%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	2,000,000	1,999,446
Banco Santander S.A. 2.740%, 02/07/19	2,978,993	2,991,264
Bank of China, Ltd. 2.690%, 01/17/19	4,966,375	4,994,130
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	7,000,000	7,000,651

Commercial Paper—(Continued)
Matchpoint Finance plc 2.890%, 05/08/19	2,956,409	2,967,759
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (d)	5,000,000	4,999,450
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	5,000,000	5,001,225
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (d)	5,000,000	4,999,800

		34,953,725

Repurchase Agreements—2.9%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $10,076,667; collateralized by various Common Stock with an aggregate market value of $11,001,834.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $2,005,425; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $2,176,637.	2,000,000	$2,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,007,513; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $4,051,922; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $4,132,226.	4,051,202	4,051,202
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $806,011; collateralized by various Common Stock with an aggregate market value of $880,000.	800,000	800,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $4,030,053; collateralized by various Common Stock with an aggregate market value of $4,400,000.	4,000,000	4,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $5,000,711; collateralized by various Common Stock with an aggregate market value of $5,566,061.	5,000,000	5,000,000

		26,851,202

Total Securities Lending Reinvestments (Cost $181,219,929)		181,207,235

Total Investments—119.5% (Cost $1,293,171,816)		1,108,706,322
Other assets and liabilities (net)—(19.5)%		(180,563,203)

Net Assets—100.0%		$928,143,119

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2018

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $179,368,198 and the collateral received consisted of cash in the amount of $181,080,895 and non-cash collateral with a value of $1,373,206. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$70,299,552	$—	$—	$70,299,552
Electrical Equipment	8,387,478	—	—	8,387,478
Energy Equipment & Services	64,933,872	—	—	64,933,872
Equity Real Estate Investment Trusts	12,850,044	—	—	12,850,044
Food Products	27,283,604	—	—	27,283,604
Independent Power and Renewable Electricity Producers	5,167,240	—	—	5,167,240
Marine	15,939,464	—	—	15,939,464
Metals & Mining	266,040,160	52,144,411	—	318,184,571
Oil, Gas & Consumable Fuels	337,146,747	—	—	337,146,747
Paper & Forest Products	9,659,034	—	—	9,659,034
Semiconductors & Semiconductor Equipment	12,832,560	—	—	12,832,560
Total Common Stocks	830,539,755	52,144,411	—	882,684,166
Total Short-Term Investment*	44,814,921	—	—	44,814,921
Total Securities Lending Reinvestments*	—	181,207,235	—	181,207,235
Total Investments	$875,354,676	$233,351,646	$—	$1,108,706,322

Collateral for Securities Loaned (Liability)	$—	$(181,080,895)	$—	$(181,080,895)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,108,706,322
Cash	226,302
Receivable for:
Fund shares sold	242,077
Dividends	1,010,758
Prepaid expenses	3,508

Total Assets	1,110,188,967
Liabilities
Collateral for securities loaned	181,080,895
Payables for:
Fund shares redeemed	67,258
Accrued Expenses:
Management fees	626,816
Distribution and service fees	19,507
Deferred trustees’ fees	110,571
Other expenses	140,801

Total Liabilities	182,045,848

Net Assets	$928,143,119

Net Assets Consist of:
Paid in surplus	$1,405,833,308
Distributable earnings (Accumulated losses)	(477,690,189)

Net Assets	$928,143,119

Net Assets
Class A	$837,846,836
Class B	90,296,283
Capital Shares Outstanding*
Class A	109,018,898
Class B	11,844,024
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.69
Class B	7.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,293,171,816.
(b)	Includes securities loaned at value of $179,368,198.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$14,872,600
Securities lending income	1,058,372

Total investment income	15,930,972
Expenses
Management fees	8,748,613
Administration fees	43,633
Custodian and accounting fees	87,040
Distribution and service fees—Class B	288,128
Audit and tax services	54,287
Legal	45,317
Trustees’ fees and expenses	33,734
Shareholder reporting	39,550
Insurance	7,001
Miscellaneous	22,623

Total expenses	9,369,926
Less management fee waiver	(124,002)
Less broker commission recapture	(16,260)

Net expenses	9,229,664

Net Investment Income	6,701,308

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(16,814,891)
Foreign currency transactions	79,346

Net realized loss	(16,735,545)

Net change in unrealized appreciation (depreciation) on:
Investments	(357,973,840)
Foreign currency transactions	344

Net change in unrealized depreciation	(357,973,496)

Net realized and unrealized loss	(374,709,041)

Net Decrease in Net Assets From Operations	$(368,007,733)

(a)	Net of foreign withholding taxes of $433,154.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,701,308	$1,817,448
Net realized loss	(16,735,545)	(11,881,461)
Net change in unrealized appreciation (depreciation)	(357,973,496)	23,318,938

Increase (decrease) in net assets from operations	(368,007,733)	13,254,925

From Distributions to Shareholders (a)
Class A	(1,880,391)	(973,863)

Total distributions	(1,880,391)	(973,863)

Increase in net assets from capital share transactions	171,892,775	65,486,891

Total increase (decrease) in net assets	(197,995,349)	77,767,953

Net Assets
Beginning of period	1,126,138,468	1,048,370,515

End of period	$928,143,119	$1,126,138,468 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	23,910,325	$256,984,733	16,577,609	$159,198,096
Reinvestments	172,989	1,880,391	108,448	973,863
Redemptions	(7,021,786)	(77,293,969)	(9,125,652)	(96,618,555)

Net increase	17,061,528	$181,571,155	7,560,405	$63,553,404

Class B
Sales	1,564,092	$14,328,102	2,671,393	$25,673,875
Redemptions	(2,277,179)	(24,006,482)	(2,365,074)	(23,740,388)

Net increase (decrease)	(713,087)	$(9,678,380)	306,319	$1,933,487

Increase derived from capital shares transactions		$171,892,775		$65,486,891

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $1,429,586 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.78	$10.86	$7.59	$11.32	$14.21

Income (Loss) from Investment Operations
Net investment income (a)	0.06	0.02	0.01	0.08	0.08
Net realized and unrealized gain (loss)	(3.13)	(0.09)	3.34	(3.76)	(2.66)

Total income (loss) from investment operations	(3.07)	(0.07)	3.35	(3.68)	(2.58)

Less Distributions
Distributions from net investment income	(0.02)	(0.01)	(0.08)	(0.05)	(0.08)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.23)

Total distributions	(0.02)	(0.01)	(0.08)	(0.05)	(0.31)

Net Asset Value, End of Period	$7.69	$10.78	$10.86	$7.59	$11.32

Total Return (%) (b)	(28.64)	(0.62)	44.26	(32.64)	(18.63)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (c)	0.80	0.80	0.80	0.80	0.80
Ratio of net investment income to average net assets (%)	0.62	0.21	0.14	0.82	0.56
Portfolio turnover rate (%)	24	23	49	25	39
Net assets, end of period (in millions)	$837.8	$991.7	$916.2	$752.1	$841.0

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.71	$10.79	$7.55	$11.25	$14.12

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04	(0.01)	(0.01)	0.06	0.04
Net realized and unrealized gain (loss)	(3.13)	(0.07)	3.31	(3.74)	(2.64)

Total income (loss) from investment operations	(3.09)	(0.08)	3.30	(3.68)	(2.60)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.06)	(0.02)	(0.04)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.23)

Total distributions	0.00	0.00	(0.06)	(0.02)	(0.27)

Net Asset Value, End of Period	$7.62	$10.71	$10.79	$7.55	$11.25

Total Return (%) (b)	(28.85)	(0.74)	43.74	(32.76)	(18.82)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (c)	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	0.36	(0.05)	(0.12)	0.56	0.31
Portfolio turnover rate (%)	24	23	49	25	39
Net assets, end of period (in millions)	$90.3	$134.4	$132.2	$114.2	$135.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-11

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-12

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $26,851,202. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.
Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

BHFTII-13

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$400,103,797	$0	$257,759,139

During the year ended December 31, 2018, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $8,668,014 in purchases of investments, which are included above.

BHFTII-14

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$8,748,613	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	On amounts over $500 million and under $1 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-15

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,302,134,318
Gross unrealized appreciation	39,550,530
Gross unrealized depreciation	(232,978,526)

Net unrealized appreciation (depreciation)	$(193,427,996)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$1,880,391	$973,863	$—	$—	$1,880,391	$973,863

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$6,407,032	$—	$(193,427,996)	$(290,558,537)	$(477,579,501)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $22,085,499, and accumulated long-term capital losses of $268,473,038.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-16

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Van Eck Global Natural Resources Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Van Eck Global Natural Resources Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Van Eck Global Natural Resources Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-17

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-19

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-20

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-21

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Van Eck Global Natural Resources Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Van Eck Associates Corporation regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2018. The Board also considered that the Portfolio underperformed its benchmark, the S&P North American Natural Resources Sector Index, for the one-, three- and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median, and above the Sub-advised Expense Universe median and the Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Sub-advised Expense Universe median, and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned -3.80%, -4.02%, and -3.92%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 0.01%.

MARKET ENVIRONMENT / CONDITIONS

Fixed income markets, in general, posted weak results over the twelve months ended December 31, 2018. Higher U.S. growth and inflation expectations caused U.S. Treasury yields to rise for most of the year, but muted inflation coupled with global slowdown and recession fears caused yields to fall during the final months. Spread sectors were similarly impacted by periods of elevated volatility as they performed well early in the year with initial solid economic growth forecasts and later saw spreads widen towards year end.

After hitting a high-water mark of 4.2% in the second quarter, the U.S. economy’s annualized gross domestic product (“GDP”) growth ticked down to 3.5% in the third quarter. The deceleration in GDP growth reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. The manufacturing sector continued to expand throughout the year, but the pace also moderated during the fourth quarter. The U.S. labor market remained tight throughout the year; the unemployment rate reached 3.7% in October and November, which equaled the lowest unemployment rate since 1969.

In December, the Federal Reserve (the “Fed”) raised interest rates for the fourth time in 2018, as was widely expected, to a target range between 2.25% and 2.50%. This increase marked the Fed’s ninth rate hike since December 2015. In a post-meeting statement, however, the Fed surprised market participants by retaining its forward guidance for “some further gradual increases” and only lowering its prediction from three hikes to two hikes in 2019. This messaging stood in contrast to the dovish approach that had seemingly been advocated by previous remarks from Fed Chair Jerome Powell and other members. Concerns over a potential Fed policy error added to the heightened market volatility experienced towards year end.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Western Asset Management Strategic Bond Opportunities Portfolio underperformed its benchmark over the reporting period.

The Portfolio’s performance was negatively impacted by its U.S. duration and yield curve positioning, as well as currency and emerging markets (“EM”) positions. U.S. Treasury yields fluctuated throughout the year, but ultimately ended the year higher across the curve. The Portfolio’s modest bias to long U.S. duration exposure had an overall significant negative impact on performance; however, the Portfolio’s tactical yield curve positioning, which included an underweight to the short end of the curve early in the year, had only a slight negative impact on performance.

Within currencies, the Portfolio was negatively impacted by its outright exposures to select EM currencies including the Argentine peso which declined 50.6% over the year; the Turkish lira, down 28.2% for the year; and the Brazilian real, which declined 14.6% over the year. However, the Portfolio did benefit from its meaningful euro short, which contributed positively to performance as the euro declined 4.5% over the year.

Over the course of the year, spread sectors experienced heightened levels of volatility, especially during the final months as the broader market witnessed a flight to quality. Corporate credit spreads widened from the beginning of the year to the end of year. The Portfolio’s overweight positioning to investment grade corporate credit bonds were negative contributors to relative performance in the period. While investment grade credit saw spreads trend wider for most of the year, by contrast, high yield bonds saw spreads tighten earlier in the year. For reference, the option adjusted spread of the Bloomberg Barclays U.S. Corporate High Yield Index moved from 343 basis points (“bps”) as of December 31, 2017 to 316 bps by the end of September 2018. Up until the fourth quarter, the Portfolio’s high yield corporate credit positions had a significant positive impact on performance. The dramatic spread widening witnessed in the fourth quarter led the Portfolio to give up nearly all of its positive performance from high yield. For the full 12-month period, the Portfolio’s high yield corporate credit positions had a positive, but ultimately negligible, impact on performance.

Elsewhere, the Portfolio’s overweight exposures to structured product, were largely positive for performance as overall fundamentals for the sector remained solid throughout the year. Only late in the fourth quarter did some signs of softening in the U.S. housing market begin to have an impact on overall spread levels. In particular, the Portfolio’s legacy non-Agency Residential Mortgage-Backed Securities (“RMBS”) as well as single asset-single borrower Commercial Mortgage-Backed Securities (“CMBS”) performed relatively well in the period.

At period end, the Portfolio held overweight positions relative to the benchmark in both high yield and investment grade credits. During the year, the Portfolio’s exposure to investment grade credits

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

increased, which reflected our fundamental view of a persistent economic recovery and growth stabilization. In addition, the Portfolio maintained overweight positions to non-Agency RMBS, CMBS, and EM. Conversely, the Portfolio was underweight U.S Treasuries and Agency MBS. By year end, the Portfolio’s overall duration was 0.2 years short to the benchmark, with an underweight held at the 10-year segment of the curve.

S. Kenneth Leech

Carl L. Eichsteadt

Mark S. Lindbloom

Michael Buchanan

Annabel Rudebeck

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	-3.80	3.22	7.65
Class B	-4.02	2.97	7.38
Class E	-3.92	3.08	7.49
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.52	3.48

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Sectors
% of Net Assets
Corporate Bonds & Notes	58.8
Mortgage-Backed Securities	9.0
Floating Rate Loans	8.6
Foreign Government	8.2
U.S. Treasury & Government Agencies	6.0
Asset-Backed Securities	5.3
Convertible Bonds	1.0
Purchased Options	0.5
Convertible Preferred Stocks	0.2
Municipals	0.1

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Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.54%	$1,000.00	$991.40	$2.71
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B (a)	Actual	0.79%	$1,000.00	$989.80	$3.96
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E (a)	Actual	0.69%	$1,000.00	$990.60	$3.46
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

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Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—58.8% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.7%
Harris Corp.
4.854%, 04/27/35	350,000	$347,587
5.054%, 04/27/45	1,089,000	1,121,664
Northrop Grumman Corp.
2.930%, 01/15/25	13,360,000	12,682,517
3.200%, 02/01/27	3,560,000	3,340,025
Raytheon Co. 3.125%, 10/15/20 (a)	30,000	30,088
United Technologies Corp.
4.125%, 11/16/28	4,700,000	4,666,941
4.500%, 06/01/42	290,000	273,580

		22,462,402

Agriculture—0.1%
Altria Group, Inc. 5.375%, 01/31/44	649,000	605,635
Reynolds American, Inc. 4.850%, 09/15/23	2,640,000	2,671,434

		3,277,069

Airlines—0.1%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	628,261	622,544
American Airlines Pass-Through Trust 5.600%, 07/15/20 (144A)	978,908	986,250
Delta Air Lines Pass-Through Trust 4.950%, 05/23/19	73,513	73,917
Northwest Airlines Pass-Through Trust 7.575%, 03/01/19	1,531	1,516

		1,684,227

Apparel—0.5%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A) (a)	14,688,000	13,237,560
Levi Strauss & Co. 5.000%, 05/01/25 (a)	2,345,000	2,292,237

		15,529,797

Auto Manufacturers—0.9%
Allison Transmission, Inc.
4.750%, 10/01/27 (144A)	3,650,000	3,248,500
5.000%, 10/01/24 (144A)	4,790,000	4,598,400
General Motors Co. 6.600%, 04/01/36 (a)	5,134,000	5,002,187
Jaguar Land Rover Automotive plc 4.500%, 10/01/27 (144A) (a)	8,860,000	6,600,700
JB Poindexter & Co., Inc. 7.125%, 04/15/26 (144A)	8,691,000	8,126,085

		27,575,872

Auto Parts & Equipment—0.3%
Adient Global Holdings, Ltd. 4.875%, 08/15/26 (144A)	200,000	153,000

Auto Parts & Equipment—(Continued)
Delphi Technologies plc
5.000%, 10/01/25 (144A)	4,210,000	3,543,725
IHO Verwaltungs GmbH
4.125%, PIK, 09/15/21 (144A) (a) (b)	1,840,000	1,748,000
4.500%, PIK, 09/15/23 (144A) (a) (b)	1,050,000	960,750
ZF North America Capital, Inc. 4.750%, 04/29/25 (144A)	4,153,000	3,866,677

		10,272,152

Banks—9.5%
ABN AMRO Bank NV 4.750%, 07/28/25 (144A)	321,000	319,376
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 5Y EUR Swap + 6.155%, 02/19/19 (EUR) (c)	8,800,000	10,055,334
Banco Mercantil del Norte S.A. 6.875%, 5Y CMT + 5.035%, 07/06/22 (144A) (c)	800,000	774,008
7.625%, 10Y CMT + 5.353%, 01/10/28 (144A) (c)	800,000	774,008
Banco Santander S.A. 3.800%, 02/23/28	400,000	355,998
3.848%, 04/12/23	9,800,000	9,521,747
Bank of America Corp. 4.000%, 01/22/25	16,110,000	15,700,015
4.250%, 10/22/26	7,628,000	7,422,787
Barclays Bank plc 7.625%, 11/21/22	16,450,000	17,046,312
Barclays plc 4.972%, 3M LIBOR + 1.902%, 05/16/29 (c)	4,990,000	4,814,020
7.750%, 5Y USD Swap + 4.842%, 09/15/23 (c)	3,650,000	3,511,008
BBVA Bancomer S.A. 5.125%, 5Y CMT + 2.650%, 01/18/33 (144A) (a) (c)	16,480,000	14,296,565
BNP Paribas S.A. 4.375%, 05/12/26 (144A)	7,680,000	7,394,235
7.625%, 5Y USD Swap + 6.314%, 03/30/21 (144A) (c)	2,850,000	2,903,437
BPCE S.A. 4.875%, 04/01/26 (144A) (a)	12,000,000	11,826,994
5.150%, 07/21/24 (144A)	420,000	421,710
CIT Group, Inc. 6.125%, 03/09/28 (a)	1,760,000	1,751,200
Citigroup, Inc. 4.050%, 07/30/22	110,000	110,495
4.450%, 09/29/27	11,094,000	10,697,315
Cooperative Rabobank UA 3.750%, 07/21/26	4,210,000	3,947,338
4.375%, 08/04/25	1,470,000	1,444,414
4.625%, 12/01/23	5,870,000	5,951,380
11.000%, 3M LIBOR + 10.868%, 06/30/19 (144A) (c)	415,000	428,488
Credit Agricole S.A. 7.875%, 5Y USD Swap + 4.898%, 01/23/24 (144A) (a) (c)	1,750,000	1,747,715
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (a) (c)	7,050,000	7,243,875
8.375%, 3M LIBOR + 6.982%, 10/13/19 (144A) (c)	640,000	654,400

See accompanying notes to financial statements.

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Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Credit Suisse Group AG 7.250%, 5Y USD Swap + 4.332%, 09/12/25 (144A) (c)	650,000	$613,178
7.500%, 5Y USD Swap + 4.600%, 07/17/23 (144A) (c)	3,390,000	3,305,250
7.500%, 5Y USD Swap + 4.598%, 12/11/23 (144A) (a) (c)	4,365,000	4,437,022
Goldman Sachs Group, Inc. (The) 3.500%, 11/16/26	2,920,000	2,698,485
4.000%, 03/03/24	1,510,000	1,489,925
4.250%, 10/21/25	8,890,000	8,517,147
5.250%, 07/27/21	1,330,000	1,380,608
6.750%, 10/01/37	2,000,000	2,260,783
HSBC Holdings plc 3.900%, 05/25/26	10,850,000	10,401,674
4.583%, 3M LIBOR + 1.535%, 06/19/29 (c)	2,650,000	2,628,343
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (a) (c)	4,430,000	3,989,126
6.250%, 5Y USD ICE Swap + 3.453%, 03/23/23 (c)	3,770,000	3,534,375
6.500%, 5Y USD ICE Swap + 3.606%, 03/23/28 (c)	3,770,000	3,425,987
Intesa Sanpaolo S.p.A. 3.125%, 07/14/22 (144A)	1,970,000	1,821,397
3.375%, 01/12/23 (144A)	1,900,000	1,759,970
3.875%, 07/14/27 (144A)	8,790,000	7,565,119
5.017%, 06/26/24 (144A)	2,440,000	2,207,852
5.710%, 01/15/26 (144A) (a)	19,740,000	18,103,180
6.500%, 02/24/21 (144A)	1,175,000	1,204,547
JPMorgan Chase & Co. 3.625%, 12/01/27	6,430,000	5,987,049
3.875%, 09/10/24	2,722,000	2,683,462
Lloyds Banking Group plc 4.582%, 12/10/25	3,011,000	2,851,823
4.650%, 03/24/26	3,920,000	3,687,275
7.500%, 5Y USD Swap + 4.760%, 06/27/24 (c)	3,580,000	3,453,984
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	3,200,000	3,284,532
6.250%, 01/14/21 (144A)	400,000	419,630
Morgan Stanley 4.000%, 07/23/25	1,165,000	1,149,844
4.100%, 05/22/23	1,000,000	1,001,384
4.875%, 11/01/22	250,000	257,610
Royal Bank of Scotland Group plc 4.800%, 04/05/26	400,000	389,806
5.125%, 05/28/24	2,870,000	2,782,461
6.000%, 12/19/23	875,000	885,534
6.100%, 06/10/23	780,000	792,272
8.625%, 5Y USD Swap + 7.598%, 08/15/21 (c)	2,890,000	2,991,150
Santander Holdings USA, Inc. 4.500%, 07/17/25	570,000	564,608
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	10,031,000	9,431,186
7.375%, 5Y GBP Swap + 5.543%, 06/24/22 (GBP) (c)	2,620,000	3,347,600
Santander UK plc 7.950%, 10/26/29 (a)	272,000	318,955

Banks—(Continued)
Standard Chartered plc
3.950%, 01/11/23 (144A)	2,425,000	2,365,589
5.700%, 03/26/44 (144A) (a)	600,000	601,114
UBS AG 7.625%, 08/17/22	2,850,000	3,035,250
UBS Group Funding Switzerland AG 4.253%, 03/23/28 (144A)	2,950,000	2,910,379
Wells Fargo & Co. 4.300%, 07/22/27	10,990,000	10,816,465
Wells Fargo Capital X 5.950%, 12/01/86	90,000	92,925

		288,560,029

Beverages—0.2%
Constellation Brands, Inc. 4.750%, 12/01/25	140,000	143,045
Cott Holdings, Inc. 5.500%, 04/01/25 (144A)	5,530,000	5,212,025

		5,355,070

Biotechnology—0.2%
Celgene Corp. 3.875%, 08/15/25	1,120,000	1,078,668
5.000%, 08/15/45	800,000	740,672
Gilead Sciences, Inc. 2.550%, 09/01/20	1,675,000	1,661,161
3.500%, 02/01/25	1,795,000	1,772,033
4.600%, 09/01/35	1,800,000	1,819,184

		7,071,718

Building Materials—0.3%
Standard Industries, Inc. 5.375%, 11/15/24 (144A)	8,710,000	8,176,513
6.000%, 10/15/25 (144A)	1,790,000	1,716,789

		9,893,302

Chemicals—0.2%
Monitchem HoldCo 2 S.A. 6.875%, 06/15/22 (EUR) (a)	3,104,000	2,843,205
Olin Corp. 5.000%, 02/01/30 (a)	3,250,000	2,847,813

		5,691,018

Commercial Services—1.4%
Ashtead Capital, Inc. 4.375%, 08/15/27 (144A) (a)	5,320,000	4,788,000
Brink’s Co. (The) 4.625%, 10/15/27 (144A) (a)	3,420,000	3,121,536
Carriage Services, Inc. 6.625%, 06/01/26 (144A)	5,500,000	5,390,000
FTI Consulting, Inc. 2.000%, 08/15/23 (144A)	4,190,000	3,993,594
Hertz Corp. (The) 5.875%, 10/15/20	4,760,000	4,617,200

See accompanying notes to financial statements.

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Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Metropolitan Museum of Art (The) 3.400%, 07/01/45	2,025,000	$1,911,498
Prime Security Services Borrower LLC / Prime Finance, Inc. 9.250%, 05/15/23 (144A) (a)	4,143,000	4,272,469
UBM plc 5.750%, 11/03/20 (144A)	50,000	51,197
United Rentals North America, Inc. 4.625%, 07/15/23 (a)	1,341,000	1,315,856
4.625%, 10/15/25	760,000	678,300
4.875%, 01/15/28 (a)	5,230,000	4,589,325
5.875%, 09/15/26 (a)	5,000,000	4,712,500
6.500%, 12/15/26 (a)	1,940,000	1,910,900

		41,352,375

Computers—0.4%
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	1,000,000	997,048
4.420%, 06/15/21 (144A)	12,010,000	11,997,651

		12,994,699

Diversified Financial Services—2.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, 10/30/20	1,060,000	1,067,195
5.000%, 10/01/21	15,056,000	15,292,080
Ally Financial, Inc. 8.000%, 11/01/31	525,000	582,750
ASP AMC Merger Sub, Inc. 8.000%, 05/15/25 (144A) (a)	9,420,000	4,992,600
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	3,370,000	3,338,726
International Lease Finance Corp.
8.250%, 12/15/20	2,613,000	2,810,468
8.625%, 01/15/22	2,500,000	2,779,275
Jerrold Finco plc 6.125%, 01/15/24 (144A) (GBP)	1,780,000	2,178,195
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	130,000	132,324
Lions Gate Capital Holdings LLC 5.875%, 11/01/24 (144A)	3,880,000	3,831,500
Navient Corp. 5.000%, 10/26/20 (a)	5,811,000	5,564,032
Quicken Loans, Inc.
5.250%, 01/15/28 (144A) (a)	1,050,000	929,250
5.750%, 05/01/25 (144A)	15,600,000	14,586,000
Travelport Corporate Finance plc 6.000%, 03/15/26 (144A)	3,238,000	3,270,380
Visa, Inc. 3.150%, 12/14/25	850,000	835,691

		62,190,466

Electric—1.6%
Enel S.p.A. 7.750%, 5Y GBP Swap + 5.662%, 09/10/75 (GBP) (c)	2,450,000	3,295,215

Electric—(Continued)
Exelon Corp. 3.497%, 06/01/22	4,800,000	4,690,315
FirstEnergy Corp. 3.900%, 07/15/27	6,480,000	6,279,622
4.250%, 03/15/23	1,560,000	1,584,872
7.375%, 11/15/31	3,550,000	4,488,706
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A) (d) (e)	2,419,311	2,552,373
Pacific Gas & Electric Co. 2.950%, 03/01/26 (a)	1,020,000	839,039
3.250%, 09/15/21 (a)	4,853,000	4,469,694
3.250%, 06/15/23 (a)	730,000	645,760
3.500%, 10/01/20 (a)	8,840,000	8,421,960
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	642,184	662,922
Perusahaan Listrik Negara PT 5.500%, 11/22/21	9,750,000	10,054,687
Southern California Edison Co. 3.900%, 03/15/43	1,217,000	1,107,381

		49,092,546

Energy-Alternate Sources—0.1%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A) (d) (e)	1,268,181	1,377,360

Entertainment—0.7%
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 02/15/23 (144A)	985,000	970,225
Live Nation Entertainment, Inc. 2.500%, 03/15/23 (144A)	570,000	580,395
Scientific Games International, Inc. 10.000%, 12/01/22 (a)	14,360,000	14,539,356
Speedway Motorsports, Inc. 5.125%, 02/01/23 (a)	1,147,000	1,124,060
Vue International Bidco plc 7.875%, 07/15/20 (GBP)	2,510,000	3,147,258

		20,361,294

Environmental Control—0.0%
Waste Management, Inc. 3.500%, 05/15/24	890,000	889,081
4.600%, 03/01/21	180,000	185,534
7.375%, 05/15/29	190,000	234,920

		1,309,535

Food—0.3%
Kraft Heinz Foods Co. 3.000%, 06/01/26 (a)	340,000	303,462
3.950%, 07/15/25	60,000	58,091
5.000%, 07/15/35	250,000	235,026
5.000%, 06/04/42	130,000	116,391
5.200%, 07/15/45	390,000	356,809

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Lamb Weston Holdings, Inc. 4.625%, 11/01/24 (144A) (a)	3,710,000	$3,607,975
4.875%, 11/01/26 (144A) (a)	4,870,000	4,675,200

		9,352,954

Forest Products & Paper—0.1%
Suzano Austria GmbH 5.750%, 07/14/26	4,200,000	4,284,000

Healthcare-Products—0.6%
Becton Dickinson & Co. 3.700%, 06/06/27	8,580,000	8,111,339
Immucor, Inc. 11.125%, 02/15/22 (144A) (a)	7,080,000	7,080,000
Medtronic, Inc. 3.150%, 03/15/22 (a)	1,393,000	1,389,091
3.500%, 03/15/25 (a)	1,730,000	1,723,911

		18,304,341

Healthcare-Services—1.7%
Centene Corp. 5.375%, 06/01/26 (144A)	7,280,000	7,079,800
6.125%, 02/15/24	4,413,000	4,517,809
DaVita, Inc. 5.125%, 07/15/24 (a)	500,000	468,750
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A)	700,000	712,810
HCA, Inc. 5.375%, 02/01/25 (a)	6,010,000	5,859,750
5.500%, 06/15/47 (a)	12,780,000	12,109,050
5.625%, 09/01/28 (a)	9,460,000	9,128,900
Humana, Inc. 4.800%, 03/15/47	800,000	801,711
RegionalCare Hospital Partners Holdings, Inc. 8.250%, 05/01/23 (144A)	4,513,000	4,558,130
Tenet Healthcare Corp. 7.500%, 01/01/22 (144A) (a)	2,490,000	2,527,350
8.125%, 04/01/22 (a)	4,255,000	4,265,637

		52,029,697

Holding Companies-Diversified—0.1%
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP) (f)	2,410,000	3,388,179

Home Builders—0.5%
Lennar Corp. 4.500%, 04/30/24	4,180,000	3,950,100
4.750%, 11/29/27 (a)	5,730,000	5,171,325
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.625%, 03/01/24 (144A) (a)	6,000,000	5,700,000
5.875%, 04/15/23 (144A) (a)	780,000	752,700

		15,574,125

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23 (a)	1,750,000	1,724,254

Insurance—0.8%
Ambac Assurance Corp. 5.100%, 06/07/20 (144A)	20,207	26,875
Ambac LSNI LLC 7.803%, 3M LIBOR + 5.000%, 02/12/23 (144A) (c)	87,492	87,602
American International Group, Inc. 3.750%, 07/10/25	770,000	737,591
6.250%, 3M LIBOR + 2.056%, 03/15/87	453,000	437,145
AXA S.A. 8.600%, 12/15/30	1,320,000	1,632,959
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,291,945
Fidelity & Guaranty Life Holdings, Inc. 5.500%, 05/01/25 (144A)	6,120,000	5,846,436
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	2,600,000	3,514,570
Massachusetts Mutual Life Insurance Co. 4.900%, 04/01/77 (144A)	6,285,000	6,278,130
Prudential Financial, Inc. 5.625%, 3M LIBOR + 3.920%, 06/15/43 (c)	550,000	538,631
5.875%, 3M LIBOR + 4.175%, 09/15/42 (c)	1,200,000	1,212,000
Teachers Insurance & Annuity Association of America 4.900%, 09/15/44 (144A)	1,771,000	1,838,785
6.850%, 12/16/39 (144A)	216,000	281,153

		24,723,822

Internet—0.9%
Booking Holdings, Inc. 3.650%, 03/15/25	1,625,000	1,583,132
Cogent Communications Group, Inc. 5.375%, 03/01/22 (144A) (a)	6,333,000	6,285,502
Match Group, Inc. 5.000%, 12/15/27 (144A) (a)	920,000	844,100
6.375%, 06/01/24	4,725,000	4,807,688
Netflix, Inc. 6.375%, 05/15/29 (144A) (a)	6,500,000	6,410,625
Tencent Holdings, Ltd. 3.595%, 01/19/28 (144A)	8,110,000	7,624,375

		27,555,422

Iron/Steel—0.5%
Vale Overseas, Ltd. 6.250%, 08/10/26	3,990,000	4,309,200
6.875%, 11/10/39 (a)	7,980,000	9,216,900

		13,526,100

Leisure Time—0.9%
NCL Corp., Ltd. 4.750%, 12/15/21 (144A)	5,262,000	5,222,535
Silversea Cruise Finance, Ltd. 7.250%, 02/01/25 (144A)	5,285,000	5,587,302

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Leisure Time—(Continued)
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A) (a)	11,372,000	$10,604,390
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A)	6,000,000	5,535,000

		26,949,227

Lodging—0.9%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625%, 04/01/25 (a)	1,250,000	1,184,375
4.875%, 04/01/27	11,970,000	11,221,875
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 10.250%, 11/15/22 (144A)	7,468,000	7,916,080
Sands China, Ltd. 5.125%, 08/08/25 (144A)	6,800,000	6,736,159

		27,058,489

Machinery-Diversified—0.2%
Cleaver-Brooks, Inc. 7.875%, 03/01/23 (144A)	4,350,000	4,197,750
MAI Holdings, Inc. 9.500%, 06/01/23	2,550,000	2,448,000

		6,645,750

Media—5.0%
Altice France S.A. 7.375%, 05/01/26 (144A)	16,085,000	14,757,987
Altice France S.A. 8.125%, 02/01/27 (144A)	5,930,000	5,589,025
Altice Luxembourg S.A. 7.750%, 05/15/22 (144A)	12,770,000	11,620,700
American Media LLC 5.500%, 09/01/21 (144A) (d) (e)	5,350,000	5,343,313
10.500%, 12/31/26 (144A)	8,006,316	7,606,000
CCO Holdings LLC / CCO Holdings Capital Corp. 5.000%, 02/01/28 (144A)	3,960,000	3,643,200
5.125%, 05/01/27 (144A) (a)	5,260,000	4,899,164
5.375%, 05/01/25 (144A)	880,000	843,700
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.200%, 03/15/28 (a)	8,160,000	7,645,733
4.908%, 07/23/25	9,064,000	9,008,769
5.375%, 04/01/38 (a)	2,050,000	1,910,558
Comcast Corp. 4.700%, 10/15/48	11,430,000	11,629,832
CSC Holdings LLC 6.625%, 10/15/25 (144A) (a)	2,680,000	2,713,500
10.125%, 01/15/23 (144A) (a)	1,125,000	1,210,230
10.875%, 10/15/25 (144A) (a)	5,667,000	6,363,588
DISH DBS Corp. 7.750%, 07/01/26 (a)	13,290,000	10,997,475
EW Scripps Co. (The) 5.125%, 05/15/25 (144A)	5,810,000	5,330,675
Meredith Corp. 6.875%, 02/01/26 (144A) (a)	3,620,000	3,538,550

Media—(Continued)
Time Warner Cable LLC 5.875%, 11/15/40	1,942,000	1,832,423
Univision Communications, Inc. 5.125%, 05/15/23 (144A) (a)	2,540,000	2,279,650
5.125%, 02/15/25 (144A) (a)	7,890,000	6,923,475
6.750%, 09/15/22 (144A)	1,530,000	1,541,093
UPC Holding B.V. 5.500%, 01/15/28 (144A) (a)	6,110,000	5,529,550
UPCB Finance IV, Ltd. 5.375%, 01/15/25 (144A) (a)	2,296,000	2,147,036
Urban One, Inc. 7.375%, 04/15/22 (144A) (a)	8,670,000	8,193,150
Virgin Media Secured Finance plc 5.500%, 01/15/25 (GBP)	2,619,000	3,311,471
5.500%, 08/15/26 (144A) (a)	5,985,000	5,535,227

		151,945,074

Mining — 3.1%
Alcoa Nederland Holding B.V. 6.125%, 05/15/28 (144A) (a)	12,052,000	11,539,790
Anglo American Capital plc 4.000%, 09/11/27 (144A)	3,540,000	3,198,705
Barrick Gold Corp. 5.250%, 04/01/42	2,520,000	2,521,467
Barrick North America Finance LLC 5.750%, 05/01/43	11,289,000	11,914,072
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22	79,000	78,402
6.250%, 5Y USD Swap + 4.971%, 10/19/75 (144A) (c)	2,392,000	2,444,792
6.750%, 5Y USD Swap + 5.093%, 10/19/75 (144A) (c)	8,191,000	8,518,640
First Quantum Minerals, Ltd. 6.500%, 03/01/24 (144A) (a)	2,740,000	2,274,200
7.000%, 02/15/21 (144A) (a)	8,250,000	7,920,000
7.250%, 04/01/23 (144A)	3,360,000	2,956,800
7.500%, 04/01/25 (144A)	1,730,000	1,427,250
Freeport-McMoRan, Inc. 5.400%, 11/14/34	860,000	677,250
5.450%, 03/15/43 (a)	16,860,000	12,834,675
Glencore Finance Canada, Ltd. 4.250%, 10/25/22 (144A)	788,000	785,506
5.550%, 10/25/42 (144A) (a)	1,000,000	900,120
Glencore Funding LLC 4.000%, 04/16/25 (144A) (a)	6,580,000	6,194,480
HudBay Minerals, Inc. 7.250%, 01/15/23 (144A)	3,770,000	3,722,875
7.625%, 01/15/25 (144A) (a)	2,460,000	2,404,650
Midwest Vanadium Pty, Ltd. 11.500%, 02/15/18 (144A) (d) (e) (g)	932,290	93
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 (144A)	4,210,000	4,161,711
Yamana Gold, Inc. 4.950%, 07/15/24	9,130,000	8,974,001

		95,449,479

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—0.4%
General Electric Co. 6.875%, 01/10/39	11,678,000	$12,227,141

Oil & Gas—5.9%
Anadarko Finance Co. 7.500%, 05/01/31	80,000	94,666
Anadarko Petroleum Corp. 4.500%, 07/15/44	800,000	678,767
5.550%, 03/15/26	2,250,000	2,357,574
6.450%, 09/15/36	220,000	237,826
Apache Corp. 3.250%, 04/15/22	452,000	442,465
4.250%, 01/15/44	260,000	209,599
4.750%, 04/15/43	7,000,000	6,009,828
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A)	4,030,000	3,627,000
BP Capital Markets America, Inc. 3.119%, 05/04/26 (a)	3,580,000	3,408,198
Cenovus Energy, Inc. 5.250%, 06/15/37	410,000	361,565
Centennial Resource Production LLC 5.375%, 01/15/26 (144A)	1,490,000	1,385,700
Chesapeake Energy Corp. 8.000%, 01/15/25 (a)	2,970,000	2,621,025
8.000%, 06/15/27	5,960,000	5,006,400
ConocoPhillips Holding Co. 6.950%, 04/15/29	375,000	463,969
Covey Park Energy LLC / Covey Park Finance Corp. 7.500%, 05/15/25 (144A) (a)	12,790,000	10,999,400
Devon Energy Corp. 3.250%, 05/15/22	2,035,000	1,982,912
5.600%, 07/15/41	110,000	104,417
5.850%, 12/15/25	970,000	1,029,261
Diamondback Energy, Inc. 4.750%, 11/01/24 (a)	9,328,000	9,001,520
5.375%, 05/31/25 (a)	4,670,000	4,553,250
Eclipse Resources Corp. 8.875%, 07/15/23	2,715,000	2,328,112
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.500%, 01/30/26 (144A)	1,350,000	1,383,750
5.750%, 01/30/28 (144A)	2,180,000	2,224,036
Ensco plc 7.750%, 02/01/26 (a)	1,600,000	1,184,000
EOG Resources, Inc. 4.150%, 01/15/26 (a)	1,665,000	1,709,700
EP Energy LLC / Everest Acquisition Finance, Inc. 6.375%, 06/15/23 (a)	3,800,000	1,197,000
8.000%, 02/15/25 (144A) (a)	2,660,000	1,097,250
9.375%, 05/01/24 (144A) (a)	5,280,000	2,349,600
Extraction Oil & Gas, Inc. 5.625%, 02/01/26 (144A) (a)	4,170,000	3,044,100
7.375%, 05/15/24 (144A) (a)	5,030,000	4,149,750
Gazprom OAO Via Gaz Capital S.A. 4.950%, 03/23/27 (144A)	10,470,000	9,964,173
KazMunayGas National Co. JSC 5.375%, 04/24/30 (144A)	300,000	294,457

Oil & Gas—(Continued)
KazMunayGas National Co. JSC 6.375%, 10/24/48 (144A)	1,060,000	1,066,360
Kerr-McGee Corp. 6.950%, 07/01/24	290,000	323,287
7.875%, 09/15/31	285,000	341,527
MEG Energy Corp. 6.375%, 01/30/23 (144A) (a)	5,000,000	4,725,000
7.000%, 03/31/24 (144A) (a)	11,409,000	10,895,595
Noble Energy, Inc. 3.850%, 01/15/28 (a)	1,910,000	1,729,232
6.000%, 03/01/41	10,200,000	9,966,804
Occidental Petroleum Corp. 3.125%, 02/15/22	110,000	109,378
3.500%, 06/15/25	1,850,000	1,831,373
4.625%, 06/15/45	230,000	228,657
Petrobras Global Finance B.V. 5.750%, 02/01/29	9,670,000	8,944,750
6.850%, 06/05/15 (a)	12,700,000	11,347,450
QEP Resources, Inc. 5.250%, 05/01/23 (a)	2,650,000	2,345,250
5.625%, 03/01/26 (a)	5,060,000	4,199,800
6.875%, 03/01/21	1,050,000	1,057,875
Range Resources Corp. 4.875%, 05/15/25	1,945,000	1,594,900
5.000%, 03/15/23 (a)	2,916,000	2,566,080
5.875%, 07/01/22	850,000	786,250
Shelf Drilling Holdings, Ltd. 8.250%, 02/15/25 (144A)	8,350,000	7,139,250
Shell International Finance B.V. 2.875%, 05/10/26 (a)	2,840,000	2,721,232
3.250%, 05/11/25	1,773,000	1,749,026
4.000%, 05/10/46	360,000	348,142
WPX Energy, Inc. 5.750%, 06/01/26	4,521,000	4,091,505
8.250%, 08/01/23	5,720,000	5,977,400
YPF S.A. 8.500%, 03/23/21	8,000,000	7,900,000

		179,487,393

Oil & Gas Services—0.1%
KCA Deutag UK Finance plc 9.875%, 04/01/22 (144A) (a)	3,750,000	3,075,000

Packaging & Containers—0.7%
ARD Securities Finance SARL 8.750%, PIK, 01/31/23 (144A) (b)	2,656,063	2,244,373
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.625%, 05/15/23 (144A)	660,000	625,211
6.000%, 02/15/25 (144A) (a)	5,200,000	4,800,224
7.250%, 05/15/24 (144A)	4,860,000	4,847,850
Pactiv LLC 8.375%, 04/15/27	7,435,000	7,360,650
WestRock RKT Co. 4.000%, 03/01/23	140,000	139,927

		20,018,235

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—3.9%
Allergan Funding SCS
3.450%, 03/15/22	450,000	$443,096
4.550%, 03/15/35	3,400,000	3,228,435
4.750%, 03/15/45 (a)	2,645,000	2,514,084
Bausch Health Cos., Inc. 5.500%, 11/01/25 (144A)	5,070,000	4,727,775
5.625%, 12/01/21 (144A)	2,740,000	2,698,900
BioScrip, Inc. Zero Coupon, 08/15/20 (c) (e) (h) (i)	17,830,000	18,677,327
8.875%, 02/15/21 (a)	4,952,000	4,617,740
Cigna Corp. 4.800%, 08/15/38 (144A)	8,120,000	8,051,774
CVS Health Corp. 3.875%, 07/20/25 (a)	496,000	483,568
4.100%, 03/25/25	38,960,000	38,618,079
4.780%, 03/25/38	17,110,000	16,413,639
5.125%, 07/20/45	1,440,000	1,403,478
Mead Johnson Nutrition Co. 4.125%, 11/15/25	1,653,000	1,696,570
Teva Pharmaceutical Finance Netherlands III B.V. 2.800%, 07/21/23 (a)	4,760,000	4,099,273
Valeant Pharmaceuticals International 9.250%, 04/01/26 (144A)	11,675,000	11,675,000

		119,348,738

Pipelines—4.0%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19	600,000	605,059
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/22 (144A)	1,825,000	1,761,125
6.625%, 07/15/26 (144A)	2,910,000	2,706,300
DCP Midstream Operating L.P. 4.950%, 04/01/22 (a)	1,620,000	1,603,800
6.750%, 09/15/37 (144A)	3,480,000	3,427,800
El Paso Natural Gas Co. LLC 7.500%, 11/15/26 (a)	4,250,000	4,948,717
8.375%, 06/15/32	190,000	229,851
Energy Transfer L.P. 5.500%, 06/01/27	1,376,000	1,341,600
5.875%, 01/15/24	1,638,000	1,672,201
Energy Transfer Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22 (a)	780,000	811,534
Enterprise Products Operating LLC 3.700%, 02/15/26	1,072,000	1,056,746
3.750%, 02/15/25	2,100,000	2,078,740
3.900%, 02/15/24	225,000	226,331
5.375%, 3M LIBOR + 2.570%, 02/15/78 (c)	13,090,000	10,837,845
Genesis Energy L.P. / Genesis Energy Finance Corp. 5.625%, 06/15/24 (a)	1,060,000	908,950
6.000%, 05/15/23 (a)	6,046,000	5,592,550
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A)	2,500,000	2,610,225
Kinder Morgan, Inc. 4.300%, 06/01/25 (a)	1,240,000	1,233,839
7.800%, 08/01/31 (a)	67,000	80,454

Pipelines—(Continued)
MPLX L.P. 4.875%, 12/01/24	4,500,000	4,580,351
NGPL PipeCo LLC 7.768%, 12/15/37 (144A) (a)	4,180,000	4,765,200
Northwest Pipeline LLC 4.000%, 04/01/27 (a)	14,460,000	14,062,292
Rockies Express Pipeline LLC 6.875%, 04/15/40 (144A)	4,875,000	5,094,375
7.500%, 07/15/38 (144A)	4,485,000	5,068,050
Southern Natural Gas Co. LLC 8.000%, 03/01/32	25,000	31,869
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.125%, 02/01/25	4,791,000	4,491,563
5.375%, 02/01/27 (a)	2,770,000	2,596,875
Williams Cos., Inc. (The) 8.750%, 03/15/32	28,712,000	37,377,978

		121,802,220

Real Estate—0.3%
Hunt Cos., Inc. 6.250%, 02/15/26 (144A)	5,160,000	4,408,704
Newmark Group, Inc. 6.125%, 11/15/23 (144A)	4,900,000	4,824,640

		9,233,344

Real Estate Investment Trusts—0.8%
CoreCivic, Inc. 4.625%, 05/01/23	820,000	758,500
5.000%, 10/15/22 (a)	5,400,000	5,170,500
CTR Partnership L.P. / CareTrust Capital Corp. 5.250%, 06/01/25	6,560,000	6,314,000
GLP Capital L.P. / GLP Financing II, Inc. 5.375%, 04/15/26	10,000	9,890
5.750%, 06/01/28	4,400,000	4,444,000
MPT Operating Partnership L.P. / MPT Finance Corp. 5.000%, 10/15/27	7,770,000	7,104,694

		23,801,584

Retail—1.1%
1011778 BC ULC / New Red Finance, Inc. 5.000%, 10/15/25 (144A) (a)	3,770,000	3,468,400
AutoZone, Inc. 2.500%, 04/15/21	800,000	782,266
Golden Nugget, Inc. 8.750%, 10/01/25 (144A) (a)	9,210,000	8,864,625
L Brands, Inc. 5.250%, 02/01/28	8,932,000	7,636,860
5.625%, 10/15/23 (a)	4,550,000	4,464,688
McDonald’s Corp. 3.350%, 04/01/23	441,000	438,744
3.700%, 01/30/26	1,047,000	1,026,859
Sally Holdings LLC / Sally Capital, Inc. 5.625%, 12/01/25	1,660,000	1,527,200

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Tendam Brands S.A.U.
5.000%, 09/15/24 (144A) (EUR)	1,350,000	$1,415,225
5.250%, 3M EURIBOR + 5.250%, 09/15/24 (144A) (EUR) (c)	3,750,000	3,995,286

		33,620,153

Savings & Loans—0.3%
Nationwide Building Society 4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (c)	9,910,000	9,708,511

Semiconductors—0.1%
Advanced Micro Devices, Inc. 7.000%, 07/01/24 (a)	3,180,000	3,267,450
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.125%, 01/15/25	280,000	252,880
3.875%, 01/15/27	750,000	673,271

		4,193,601

Software—0.5%
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.000%, 07/15/25 (144A)	3,930,000	3,841,575
Microsoft Corp. 3.300%, 02/06/27	9,800,000	9,712,272

		13,553,847

Telecommunications—3.7%
AT&T, Inc. 4.450%, 04/01/24	3,330,000	3,385,028
British Telecommunications plc 4.500%, 12/04/23	3,520,000	3,567,468
9.625%, 12/15/30	4,915,000	6,647,409
CommScope Technologies LLC 5.000%, 03/15/27 (144A) (a)	2,510,000	2,033,100
6.000%, 06/15/25 (144A) (a)	2,200,000	2,002,000
Deutsche Telekom International Finance B.V. 2.485%, 09/19/23 (144A)	10,717,000	10,119,115
Intelsat Jackson Holdings S.A. 5.500%, 08/01/23	5,400,000	4,698,000
Millicom International Cellular S.A. 6.625%, 10/15/26 (144A) (a)	4,290,000	4,344,054
Sprint Capital Corp. 8.750%, 03/15/32	9,850,000	10,391,750
Sprint Communications, Inc. 11.500%, 11/15/21 (a)	1,313,000	1,486,972
Sprint Corp. 7.125%, 06/15/24	3,510,000	3,478,621
7.250%, 09/15/21	1,390,000	1,422,665
7.625%, 03/01/26 (a)	2,330,000	2,300,875
7.875%, 09/15/23	5,700,000	5,849,625
T-Mobile USA, Inc. 4.750%, 02/01/28 (a)	4,590,000	4,153,950
6.500%, 01/15/24 (a)	803,000	825,227
Telecom Italia S.p.A. 5.303%, 05/30/24 (144A) (a)	14,640,000	13,908,000

Telecommunications—(Continued)
Telefonica Emisiones S.A. 4.103%, 03/08/27	5,600,000	5,399,745
Verizon Communications, Inc. 2.625%, 08/15/26	820,000	743,832
3.850%, 11/01/42	5,210,000	4,512,013
4.522%, 09/15/48	1,200,000	1,125,772
5.250%, 03/16/37	660,000	688,218
Vodafone Group plc 4.375%, 05/30/28 (a)	8,080,000	7,842,820
5.250%, 05/30/48	1,680,000	1,579,263
Windstream Services LLC / Windstream Finance Corp. 10.500%, 06/30/24 (144A)	12,215,000	9,283,400

		111,788,922

Transportation—1.3%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance U.S., Inc. 8.125%, 11/15/21 (144A) (a)	4,670,000	3,502,500
Neovia Logistics Services LLC / SPL Logistics Finance Corp. 8.875%, 08/01/20 (144A) (a)	8,000,000	6,960,000
Union Pacific Corp. 4.375%, 09/10/38	2,835,000	2,805,726
4.500%, 09/10/48	7,420,000	7,326,965
XPO CNW, Inc. 6.700%, 05/01/34	20,323,000	17,274,550

		37,869,741

Trucking & Leasing—0.6%
DAE Funding LLC 4.500%, 08/01/22 (144A)	80,000	76,800
5.750%, 11/15/23 (144A)	10,100,000	9,999,000
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	3,800,000	3,553,000
5.250%, 08/15/22 (144A)	5,120,000	4,953,600

		18,582,400

Water—0.1%
Anglian Water Osprey Financing plc 5.000%, 04/30/23 (GBP)	2,650,000	3,312,770

Total Corporate Bonds & Notes (Cost $1,874,410,491)		1,786,185,444

Mortgage-Backed Securities—9.0%

Collateralized Mortgage Obligations—5.3%
Banc of America Funding Corp. 2.445%, 02/27/37 (144A) (c)	15,965,174	12,954,458
Banc of America Funding Trust 2.918%, 03/27/36 (144A) (c)	5,993,151	5,175,011
3.006%, 1M LIBOR + 0.165%, 09/29/36 (144A) (c)	40,262,005	30,225,557
11.028%, 01/27/30 (144A) (c)	15,380,119	6,694,397
Banc of America Mortgage Trust 4.363%, 09/25/35 (c)	63,185	60,857

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
BCAP LLC Trust 1.912%, 10/28/36 (144A) (c)	1,530,630	$1,499,411
3.961%, 05/26/47 (144A) (c)	8,012,357	7,737,701
Bear Stearns Asset-Backed Securities Trust 22.723%, -1x 1M LIBOR + 33.583%, 07/25/36 (c)	424,962	633,935
Countrywide Alternative Loan Trust 3.146%, 1M LIBOR + 0.640%, 07/25/35 (c)	912,875	892,290
5.750%, 01/25/37	2,277,091	1,886,873
6.000%, 01/25/37	2,294,868	2,080,294
11.426%, -1x 1M LIBOR + 16.940%, 06/25/35 (c)	1,573,517	1,766,317
15.281%, -1x 1M LIBOR + 22.800%, 02/25/36 (c)	1,466,656	1,486,202
18.575%, -1x 1M LIBOR + 28.600%, 07/25/36 (c)	2,561,411	3,664,337
23.963%, -1x 1M LIBOR + 39.000%, 08/25/37 (c)	1,230,256	1,900,547
Countrywide Alternative Loan Trust Resecuritization 7.648%, 08/25/37 (c)	3,108,279	2,187,604
Countrywide Home Loan Reperforming Loan REMIC Trust 3.881%, 03/25/35 (144A) (c) (d) (e) (j)	5,316,367	556,172
Credit Suisse Mortgage Trust 2.515%, 1M LIBOR + 0.200%, 06/27/46 (144A) (c)	1,064,653	1,057,281
16.741%, 1M LIBOR + 30.525%, 02/25/36 (c)	1,232,614	1,529,726
Flagstar Mortgage Trust 3.500%, 04/25/48 (144A) (c)	12,869,893	12,608,801
GreenPoint MTA Trust 2.946%, 1M LIBOR + 0.440%, 06/25/45 (c)	1,288,442	1,228,599
GSMPS Mortgage Loan Trust 2.906%, 1M LIBOR + 0.400%, 04/25/36 (144A) (c)	720,544	602,867
HarborView Mortgage Loan Trust 3.506%, 1M LIBOR + 1.000%, 10/25/37 (c)	1,289,825	1,281,867
IndyMac INDX Mortgage Loan Trust 3.226%, 1M LIBOR + 0.720%, 01/25/35 (c)	927,251	801,796
JPMorgan Mortgage Trust 2.500%, 03/25/43 (144A) (c)	9,594	9,254
3.500%, 10/25/48 (144A) (c)	9,269,918	9,077,435
6.500%, 01/25/36	96,145	74,815
JPMorgan Resecuritization Trust 2.525%, 1M LIBOR + 0.210%, 07/27/46 (144A) (c)	2,060,849	2,048,876
Lehman XS Trust 2.666%, 1M LIBOR + 0.160%, 03/25/47 (c)	1,516,061	1,486,585
2.706%, 1M LIBOR + 0.200%, 08/25/46 (c)	2,139,319	2,017,591
MASTR Seasoned Securitization Trust 3.949%, 10/25/32 (c)	127,994	129,407
Merrill Lynch Mortgage Investors Trust 4.311%, 05/25/34 (c)	37,025	36,593
4.558%, 08/25/33 (c)	588,476	552,643
Morgan Stanley Mortgage Loan Trust 2.826%, 1M LIBOR + 0.320%, 01/25/35 (c)	616,197	600,093
New Residential Mortgage Loan Trust 4.250%, 09/25/56 (144A) (c)	7,621,389	7,748,411
Nomura Resecuritization Trust 2.575%, 1M LIBOR + 0.260%, 02/26/46 (144A) (c)	4,868,000	4,702,282
NovaStar Mortgage Funding Trust 2.696%, 1M LIBOR + 0.190%, 09/25/46 (c)	723,454	657,751
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	305,765	279,331
6.000%, 05/25/35 (144A)	2,231,701	1,766,080

Collateralized Mortgage Obligations—(Continued)
RBSGC Mortgage Loan Trust 2.956%, 1M LIBOR + 0.450%, 01/25/37 (c)	623,752	407,402
Residential Accredit Loans, Inc. Trust 3.405%, 11/25/37 (c)	3,671,368	3,257,788
Residential Asset Securitization Trust 5.750%, 02/25/36	1,825,969	1,797,397
Sequoia Mortgage Trust 3.543%, 6M LIBOR + 0.680%, 06/20/33 (c)	104,232	103,445
3.715%, 07/25/45 (144A) (c)	10,053	10,012
Structured Adjustable Rate Mortgage Loan Trust 3.849%, 1M LIBOR + 1.500%, 09/25/37 (c)	3,822,538	3,726,962
4.233%, 01/25/35 (c)	381,181	373,343
4.267%, 09/25/35 (c)	652,454	516,169
Structured Asset Mortgage Investments Trust 2.716%, 1M LIBOR + 0.210%, 05/25/46 (c)	200,573	168,722
2.786%, 1M LIBOR + 0.280%, 02/25/36 (c)	3,628,313	3,408,429
Structured Asset Securities Corp. Trust 2.856%, 1M LIBOR + 0.350%, 03/25/35 (c)	1,412,676	1,162,831
WaMu Mortgage Pass-Through Certificates Trust 2.329%, COFI + 1.250%, 03/25/47 (c)	1,687,337	1,587,446
2.776%, 1M LIBOR + 0.270%, 12/25/45 (c)	436,055	431,543
2.986%, 1M LIBOR + 0.480%, 12/25/45 (c)	13,106,689	7,813,808
3.657%, 09/25/36 (c)	653,325	598,572
4.174%, 1M LIBOR + 6.680%, 04/25/37 (c) (e) (j)	11,142,633	2,670,553
4.184%, 10/25/34 (c)	542,944	542,447
4.239%, 08/25/33 (c)	1,199,303	1,183,830
Wells Fargo Mortgage-Backed Securities Trust 4.425%, 06/25/35 (c)	36,574	37,574
4.476%, 10/25/35 (c)	32,696	33,033

		161,531,353

Commercial Mortgage-Backed Securities—3.7%
BAMLL Re-REMIC Trust 5.780%, 08/10/45 (144A) (c)	11,727,532	8,538,816
Banc of America Commercial Mortgage Trust 5.672%, 04/10/49 (c)	1,616,129	969,008
Bayview Commercial Asset Trust Zero Coupon, 07/25/37 (144A) (d) (e) (f) (j)	2,731,482	0
BX Trust 7.955%, 1M LIBOR + 5.500%, 10/15/32 (144A) (c)	26,480,000	26,479,952
Credit Suisse Commercial Mortgage Trust 5.373%, 12/15/39	550,353	366,465
5.869%, 09/15/40 (c)	4,100,209	3,966,680
6.482%, 06/15/38 (c)	584,059	317,706
10.075%, 1M LIBOR + 7.620%, 07/15/32 (144A) (c)	26,600,000	26,459,015
Credit Suisse Mortgage Capital LLC 4.373%, 09/15/37 (144A)	6,620,000	5,925,668
DBUBS Mortgage Trust 3.750%, 08/10/44 (144A)	5,180,000	3,332,916
GE Business Loan Trust 2.875%, 1M LIBOR + 0.420%, 05/15/34 (144A) (c)	419,945	392,802
GE Commercial Mortgage Corp. Trust 5.677%, 12/10/49 (c)	220,000	55,000

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
GMAC Commercial Mortgage Securities, Inc. 5.349%, 11/10/45 (c)	1,037,309	$957,717
GS Mortgage Securities Trust 5.622%, 11/10/39	1,879,481	1,609,211
JPMorgan Chase Commercial Mortgage Securities Trust 5.386%, 05/15/47 (c)	2,280,000	950,053
5.502%, 06/12/47 (a) (c)	5,220,000	4,268,237
5.503%, 01/15/49 (c)	7,780,000	1,595,756
6.206%, 02/15/51 (c)	193,728	179,683
Lone Star Portfolio Trust 9.605%, 1M LIBOR + 7.150%, 09/15/28 (144A) (c)	5,545,947	5,559,535
9.673%, 1M LIBOR + 7.218%, 09/15/20 (144A) (c)	2,942,635	2,933,243
ML-CFC Commercial Mortgage Trust 5.450%, 08/12/48 (c)	525,878	380,577
5.450%, 08/12/48 (144A) (c)	60,169	43,544
6.086%, 09/12/49 (c)	3,203,634	1,900,060
Morgan Stanley Capital Trust 5.399%, 12/15/43	1,138,959	859,330
Multifamily Trust 10.442%, 04/25/46 (144A) (c)	9,830,233	10,343,823
UBS-Barclays Commercial Mortgage Trust 4.892%, 05/10/63 (144A) (c)	4,530,000	2,807,312
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) (c)	1,526,061	1,532,834

		112,724,943

Total Mortgage-Backed Securities (Cost $265,396,356)		274,256,296

Floating Rate Loans (k)—8.6%

Auto Components—0.2%
American Axle & Manufacturing, Inc. Term Loan B, 4.750%, 1M LIBOR + 2.250%, 04/06/24	8,264,051	7,869,442

Building Materials—0.3%
Quikrete Holdings, Inc. 1st Lien Term Loan, 5.272%, 1M LIBOR + 2.750%, 11/15/23	8,528,173	8,139,075

Commercial Services—0.9%
Albany Molecular Research, Inc.
1st Lien Term Loan, 5.772%, 1M LIBOR + 3.250%, 08/30/24	7,129,750	6,773,262
Jaguar Holding Co. II Term Loan, 5.022%, 1M LIBOR + 2.500%, 08/18/22	6,199,028	5,903,712
Parexel International Corp. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 09/27/24	6,497,750	5,921,075
Prime Security Services Borrower LLC 1st Lien Term Loan, 5.272%, 1M LIBOR + 2.750%, 05/02/22	8,145,236	7,829,608

		26,427,657

Distributors—0.3%
American Builders & Contractors Supply Co., Inc. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 10/31/23	8,508,897	8,119,921

Entertainment—0.2%
Scientific Games International, Inc. Term Loan B5, 5.250%, 3M LIBOR + 2.750%, 08/14/24	5,545,916	5,221,480

Food—0.3%
Albertson’s LLC Term Loan B6, 5.691%, 3M LIBOR + 3.000%, 06/22/23	6,801,125	6,500,175
Post Holdings, Inc. Incremental Term Loan, 4.510%, 1M LIBOR + 2.000%, 05/24/24	1,824,390	1,767,377

		8,267,552

Healthcare-Services—0.4%
MPH Acquisition Holdings LLC Term Loan B, 5.553%, 3M LIBOR + 2.750%, 06/07/23	7,266,220	6,872,027
RadNet, Inc. Term Loan, 6.190%, 3M LIBOR + 3.750%, 06/30/23	4,933,117	4,883,786

		11,755,813

Hotels, Restaurants & Leisure—0.3%
CEC Entertainment, Inc. Term Loan B, 5.772%, 1M LIBOR + 3.250%, 02/14/21	8,648,783	8,058,503

Insurance—0.3%
UFC Holdings LLC 1st Lien Term Loan, 5.780%, 1M LIBOR + 3.250%, 08/18/23	8,298,975	8,121,136

Internet—0.2%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 5.780%, 1M LIBOR + 3.250%, 10/19/23	5,868,926	5,612,160

Internet Software & Services—0.1%
Travelport Finance (Luxembourg) S.a.r.l. Term Loan B, 1M LIBOR + 2.500%, 03/17/25	3,850,000	3,792,250

Leisure Time—0.1%
Intrawest Resorts Holdings, Inc. Term Loan B1, 5.522%, 1M LIBOR + 3.000%, 07/31/24	3,049,200	2,945,018

Lodging—0.5%
Boyd Gaming Corp. Term Loan B3, 4.666%, 1W LIBOR + 2.250%, 09/15/23	4,181,107	4,003,410

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (k)—(Continued)

Security Description	Principal Amount*	Value

Lodging—(Continued)
Caesars Resort Collection LLC 1st Lien Term Loan B, 5.272%, 1M LIBOR + 2.750%, 12/22/24	8,712,000	$8,363,520
MGM Growth Properties Operating Partnership L.P. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 4/23/23	2,451,104	2,348,464

		14,715,394

Media—1.1%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 5.772%, 1M LIBOR + 3.250%, 07/23/21	6,959,149	6,176,245
American Media, Inc. Bridge Term Loan, 10.522%, 3M LIBOR + 8.000%, 01/07/19 (e)	8,470,000	8,470,000
CBS Radio, Inc. Term Loan B, 5.256%, 1M LIBOR + 2.750%, 11/18/24	8,550,471	8,048,131
Lions Gate Capital Holdings LLC Term Loan B, 4.772%, 1M LIBOR + 2.250%, 03/24/25	3,675,501	3,540,732
Unitymedia Finance LLC Term Loan B, 4.705%, 1M LIBOR + 2.250%, 09/30/25	130,000	125,816
Univision Communications, Inc. Term Loan C5, 5.272%, 1M LIBOR + 2.750%, 03/15/24	8,683,480	7,893,283

		34,254,207

Packaging & Containers—0.9%
Berry Global, Inc. Term Loan Q, 4.387%, 3M LIBOR + 2.000%, 10/01/22	8,435,786	8,230,164
BWAY Holding Co. Term Loan B, 5.658%, 3M LIBOR + 3.250%, 04/03/24	6,402,500	6,046,361
Flex Acquisition Co., Inc. 1st Lien Term Loan, 5.349%, 1M LIBOR + 3.000%, 12/29/23	5,276,947	4,983,416
Reynolds Group Holdings, Inc. Term Loan, 5.272%, 1M LIBOR + 2.750%, 02/05/23	7,932,703	7,595,563

		26,855,504

Pharmaceuticals—0.1%
Change Healthcare Holdings LLC Term Loan B, 5.272%, 1M LIBOR + 2.750%, 03/01/24	2,589,938	2,467,455

Professional Services—0.0%
Trans Union LLC Term Loan B3, 4.522%, 1M LIBOR + 2.000%, 04/10/23	1,033,775	998,369

Retail—1.2%
Academy, Ltd. Term Loan B, 6.349%, 1M LIBOR + 4.000%, 07/01/22	9,671,166	6,515,948
CWGS Group LLC Term Loan, 5.130%, 1M LIBOR + 2.750%, 11/08/23	1,303,400	1,182,021
Michaels Stores, Inc. Term Loan B, 5.010%, 1M LIBOR + 2.500%, 01/30/23	6,572,633	6,301,512
Party City Holdings, Inc. Term Loan B, 5.030%, 6M LIBOR + 2.500%, 08/19/22	3,444,549	3,347,240
Petco Animal Supplies, Inc. Term Loan B, 5.777%, 3M LIBOR + 3.250%, 01/26/23	4,947,997	3,682,136
PetSmart, Inc. Term Loan B2, 5.380%, 1M LIBOR + 3.000%, 03/11/22	21,004,735	16,646,253

		37,675,110

Software—0.4%
Almonde, Inc. 1st Lien Term Loan, 6.303%, 3M LIBOR + 3.500%, 06/13/24	4,205,817	3,934,542
First Data Corp. Term Loan, 4.504%, 1M LIBOR + 2.000%, 04/26/24	5,599,274	5,364,805
MA FinanceCo. LLC Term Loan B3, 5.022%, 1M LIBOR + 2.500%, 06/21/24	467,240	436,869
Seattle Spinco, Inc. Term Loan B3, 5.022%, 1M LIBOR + 2.500%, 06/21/24	3,155,385	2,950,285

		12,686,501

Telecommunications—0.5%
Level 3 Financing, Inc. Term Loan B, 4.754%, 1M LIBOR + 2.250%, 02/22/24	6,960,000	6,594,600
UPC Financing Partnership Term Loan AR, 4.955%, 1M LIBOR + 2.500%, 01/15/26	7,362,937	7,027,003
Virgin Media Bristol LLC Term Loan K, 4.955%, 1M LIBOR + 2.500%, 01/15/26	2,865,395	2,724,274

		16,345,877

Trucking & Leasing—0.3%
Avolon TLB Borrower 1 (U.S.) LLC Term Loan B3, 4.470%, 1M LIBOR + 2.000%, 01/15/25	10,720,421	10,347,640

Total Floating Rate Loans (Cost $278,816,426)		260,676,064

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Foreign Government—8.2%

Security Description	Principal Amount*	Value

Regional Government—1.0%
Japan Finance Organization for Municipalities 4.000%, 01/13/21	1,900,000	$1,940,910
Provincia de Buenos Aires 6.500%, 02/15/23 (144A) (a) (l)	27,940,000	22,491,700
7.875%, 06/15/27 (144A) (l)	3,990,000	2,872,840
9.125%, 03/16/24 (144A) (l)	2,660,000	2,201,150

		29,506,600

Sovereign—7.2%
Abu Dhabi Government International Bond 4.125%, 10/11/47 (144A)	11,190,000	10,714,425
Argentina POM Politica Monetaria 59.257%, 06/21/20 (ARS) (c)	307,940,000	8,994,530
Argentine Republic Government International Bonds 4.625%, 01/11/23	10,080,000	7,963,200
5.625%, 01/26/22	3,620,000	3,054,375
5.875%, 01/11/28 (a)	5,700,000	4,096,875
7.500%, 04/22/26	13,580,000	10,880,975
7.625%, 04/22/46	1,170,000	847,665
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	1,500,000	1,516,875
Bermuda Government International Bond 4.138%, 01/03/23 (144A)	2,000,000	2,022,340
Bonos de la Nacion Argentina con Ajuste por CER 4.000%, 03/06/20 (ARS) (l)	95,160,000	3,183,792
Brazil Notas do Tesouro Nacional 10.000%, 01/01/21 (BRL)	26,217,000	7,075,549
10.000%, 01/01/27 (BRL)	46,432,000	12,533,567
Brazilian Government International Bond 6.000%, 04/07/26 (a)	6,470,000	6,910,931
Ecuador Government International Bonds 8.750%, 06/02/23 (144A) (a)	1,740,000	1,622,550
10.750%, 03/28/22 (144A)	8,450,000	8,523,937
Ghana Government International Bonds 7.625%, 05/16/29 (144A)	10,140,000	9,082,601
8.125%, 01/18/26 (l)	4,200,000	4,005,792
Honduras Government International Bond 6.250%, 01/19/27	4,140,000	4,088,664
Indonesia Government International Bonds 5.125%, 01/15/45	3,000,000	2,949,474
5.250%, 01/17/42 (a)	15,090,000	15,145,275
Indonesia Treasury Bonds 7.000%, 05/15/22 (IDR)	9,560,000,000	646,794
7.000%, 05/15/27 (IDR)	382,929,000,000	24,925,003
8.375%, 09/15/26 (IDR)	66,608,000,000	4,709,524
Kuwait International Government Bond 3.500%, 03/20/27 (144A)	11,030,000	10,967,614
Mexico Government International Bond 4.125%, 01/21/26	8,170,000	7,986,175
Qatar Government International Bond 5.103%, 04/23/48 (144A)	10,100,000	10,607,525
Russian Federal Bond - OFZ 7.050%, 01/19/28 (RUB)	1,755,525,000	22,915,680

Sovereign—(Continued)
Senegal Government International Bonds 6.250%, 05/23/33 (144A) (l)	8,720,000	7,496,584
6.750%, 03/13/48 (144A) (l)	4,470,000	3,696,690

		219,164,981

Total Foreign Government (Cost $284,163,033)		248,671,581

U.S. Treasury & Government Agencies—6.0%

Agency Sponsored Mortgage - Backed—3.9%
Fannie Mae 15 Yr. Pool 3.000%, TBA (m)	100,000	99,785
5.000%, 12/01/21	6,570	6,678
Fannie Mae 20 Yr. Pool 3.000%, 12/01/37	1,958,308	1,939,383
8.500%, 08/01/19	577	576
Fannie Mae 30 Yr. Pool 3.000%, 11/01/46	3,386,219	3,306,246
3.000%, 11/01/48	800,000	780,955
4.000%, TBA (m)	1,700,000	1,733,504
5.000%, 01/01/39	260,004	275,475
5.000%, 06/01/40	151,260	160,619
5.000%, 07/01/40	105,330	111,848
5.000%, 11/01/48	589,688	619,490
5.000%, TBA (m)	100,000	104,779
6.000%, 07/01/38	14,776	15,858
6.500%, 08/01/31	282	303
6.500%, 12/01/36	1,001	1,147
6.500%, 06/01/37	15,718	16,869
6.500%, 10/01/37	15,954	17,823
7.000%, 05/01/26	1,118	1,158
7.000%, 07/01/30	248	251
7.000%, 01/01/31	257	272
7.000%, 07/01/31	1,167	1,227
7.000%, 09/01/31	2,487	2,696
7.000%, 10/01/31	2,370	2,637
7.000%, 11/01/31	17,097	17,854
7.000%, 01/01/32	5,420	5,495
7.000%, 02/01/32	2,423	2,428
7.500%, 12/01/29	437	440
7.500%, 01/01/30	405	469
7.500%, 02/01/30	304	306
7.500%, 06/01/30	177	177
7.500%, 08/01/30	78	79
7.500%, 09/01/30	514	569
7.500%, 10/01/30	39	41
7.500%, 11/01/30	9,427	9,777
7.500%, 02/01/31	1,103	1,111
8.000%, 08/01/27	181	185
8.000%, 07/01/30	468	550
8.000%, 09/01/30	376	388
Fannie Mae REMICS (CMO) 2.856%, 1M LIBOR + 0.350%, 05/25/34 (c)	98,878	98,943
4.500%, 06/25/29	188,453	193,472
9.750%, 08/25/19	51	51

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool 3.000%, 02/01/38	2,268,969	$2,233,259
3.000%, 04/01/38	1,990,174	1,960,441
Freddie Mac 30 Yr. Gold Pool 3.000%, 04/01/47	1,553,312	1,515,209
3.000%, TBA (m)	6,500,000	6,335,373
4.000%, 09/01/48	2,258,877	2,303,333
4.000%, TBA (m)	3,200,000	3,262,174
5.000%, 08/01/48	599,998	628,185
5.000%, 11/01/48	99,645	104,586
6.000%, 12/01/36	14,834	16,182
6.000%, 02/01/37	11,250	12,171
7.000%, 03/01/39	94,274	106,909
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.330%, 08/25/42 (c) (j)	70,400,000	2,980,201
Freddie Mac REMICS (CMO) 1,156.500%, 06/15/21 (j)	2	8
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 5.756%, 1M LIBOR + 3.250%, 07/25/29 (c)	11,730,000	12,337,368
5.956%, 1M LIBOR + 3.450%, 10/25/29 (c)	17,780,000	18,814,677
6.956%, 1M LIBOR + 4.450%, 03/25/30 (c)	8,840,000	9,353,439
7.006%, 1M LIBOR + 4.500%, 02/25/24 (c)	2,210,000	2,477,843
7.656%, 1M LIBOR + 5.150%, 10/25/29 (c)	10,500,000	11,764,486
13.506%, 1M LIBOR + 11.000%, 10/25/48 (144A) (c)	6,500,000	6,644,134
Ginnie Mae I 30 Yr. Pool 3.500%, 06/15/48	4,205,909	4,251,491
5.000%, 04/15/35	9,362	9,961
5.500%, 01/15/34	43,216	46,733
5.500%, 04/15/34	12,546	13,571
5.500%, 07/15/34	74,009	80,098
5.500%, 10/15/34	45,050	48,229
5.750%, 10/15/38	95,027	102,154
6.000%, 02/15/33	1,304	1,420
6.000%, 03/15/33	4,134	4,470
6.000%, 06/15/33	3,820	4,158
6.000%, 07/15/33	6,219	6,783
6.000%, 09/15/33	5,036	5,405
6.000%, 10/15/33	2,697	2,923
6.000%, 08/15/34	13,888	14,905
6.500%, 03/15/29	786	847
6.500%, 02/15/32	734	837
6.500%, 03/15/32	860	983
6.500%, 11/15/32	3,757	4,123
7.000%, 03/15/31	93	94
Ginnie Mae II 30 Yr. Pool 3.000%, 09/20/47	735,001	723,470
3.000%, 11/20/47	2,952,836	2,906,227
3.500%, 06/20/44	1,871,513	1,892,093
3.500%, TBA (m)	5,400,000	5,436,826
5.000%, 08/20/34	45,298	48,077
5.000%, 08/20/48	197,862	206,205
5.000%, 11/20/48	99,820	104,012
5.000%, TBA (m)	4,600,000	4,785,531

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 5.500%, 03/20/34	6,611	7,061
6.000%, 05/20/32	8,812	9,545
6.000%, 11/20/33	10,653	11,559
Ginnie Mae II ARM Pool 4.030%, 1Y CMT + 1.440%, 01/20/60 (c)	644,307	661,828
4.345%, 1Y CMT, 05/20/60 (c)	458,824	471,883
Government National Mortgage Association (CMO) 0.414%, 03/16/47 (c) (j)	6,703,237	91,318
0.462%, 04/16/52 (c) (j)	10,641,010	151,346
2.614%, 1M LIBOR + 0.300%, 05/20/68 (c)	3,069,453	3,060,047
3.000%, 04/20/41	451,325	450,020

		117,998,125

Federal Agencies—0.1%
Tennessee Valley Authority 5.980%, 04/01/36	1,760,000	2,314,057

U.S. Treasury—2.0%
U.S. Treasury Bond 3.125%, 05/15/48	830,000	847,215
U.S. Treasury Notes 1.250%, 03/31/19 (a)	40,060,000	39,945,631
1.250%, 08/31/19	15,290,000	15,152,032
2.750%, 09/30/20	470,000	471,696
2.875%, 10/15/21	60,000	60,628
2.875%, 11/30/25	1,790,000	1,822,931
2.875%, 05/15/28	1,100,000	1,117,690
2.875%, 08/15/28	3,120,000	3,170,467

		62,588,290

Total U.S. Treasury & Government Agencies (Cost $183,244,906)		182,900,472

Asset-Backed Securities—5.3%

Asset-Backed - Credit Card—0.2%
CreditShop Credit Card Co. LLC 10.307%, 1M LIBOR + 8.000%, 10/15/22 (144A) (c)	4,732,650	4,768,145

Asset-Backed - Home Equity—0.3%
Asset-Backed Securities Corp. Home Equity Loan Trust 5.305%, 1M LIBOR + 2.850%, 04/15/33 (c)	390	392
Bear Stearns Asset-Backed Securities Trust 3.246%, 1M LIBOR + 0.740%, 01/25/34 (c)	12,298	11,740
EMC Mortgage Loan Trust 3.406%, 1M LIBOR + 0.900%, 05/25/43 (144A) (c)	178,674	176,860
Structured Asset Securities Corp. Mortgage Loan Trust 2.726%, 1M LIBOR + 0.220%, 02/25/36 (144A) (c)	2,602,771	128,451
WaMu Asset-Backed Certificates Trust 2.676%, 1M LIBOR + 0.170%, 07/25/47 (c)	9,739,919	7,538,164

		7,855,607

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—0.2%
Origen Manufactured Housing Contract Trust 4.043%, 10/15/37 (c)	1,118,097	$1,066,582
4.755%, 04/15/37 (c)	1,120,974	1,076,322
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (c)	3,631,641	3,475,061

		5,617,965

Asset-Backed - Other—4.6%
AIMCO CLO 6.149%, 3M LIBOR + 3.680%, 07/20/29 (144A) (c)	6,750,000	6,550,328
Ammc CLO, Ltd. 8.259%, 3M LIBOR + 5.810%, 04/17/29 (144A) (c)	6,600,000	6,123,790
Amortizing Residential Collateral Trust 4.306%, 1M LIBOR + 1.800%, 08/25/32 (c)	23,169	20,952
Applebee’s Funding LLC / IHOP Funding LLC 4.277%, 09/05/44 (144A)	5,144,875	5,131,827
Ares CLO, Ltd. 8.986%, 3M LIBOR + 6.550%, 10/15/29 (144A) (c)	9,300,000	8,893,553
Avery Point VI CLO, Ltd. 5.532%, 3M LIBOR + 2.950%, 08/05/27 (144A) (c)	2,280,000	2,150,170
Barings CLO, Ltd. 9.895%, 3M LIBOR + 7.450%, 07/18/29 (144A) (c)	1,700,000	1,523,465
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	1,620,981	1,218,106
BlueMountain CLO, Ltd. 8.395%, 3M LIBOR + 5.750%, 11/20/28 (144A) (c)	2,500,000	2,335,335
Carlyle U.S. CLO, Ltd. 6.169%, 3M LIBOR + 3.700%, 07/20/31 (144A) (c)	9,500,000	9,286,554
Catskill Park CLO, Ltd. 8.469%, 3M LIBOR + 6.000%, 04/20/29 (144A) (c)	7,600,000	7,049,008
Cent CLO 24, Ltd. 5.586%, 3M LIBOR + 3.150%, 10/15/26 (144A) (c)	5,240,000	4,969,585
Countrywide Asset-Backed Certificates Trust 4.381%, 1M LIBOR + 1.875%, 06/25/34 (c)	114,427	106,774
Countrywide Revolving Home Equity Loan Resecuritization Trust 2.755%, 1M LIBOR + 0.300%, 12/15/33 (144A) (c)	142,991	133,674
Countrywide Revolving Home Equity Loan Trust 2.595%, 1M LIBOR + 0.140%, 07/15/36 (c)	256,037	242,036
CVP CLO, Ltd. 5.119%, 3M LIBOR + 2.650%, 01/20/31 (144A) (c)	4,500,000	4,063,860
First Horizon Asset-Backed Trust 2.666%, 1M LIBOR + 0.160%, 10/25/34 (c)	340	338
Greenwood Park CLO, Ltd. 7.386%, 3M LIBOR + 4.950%, 04/15/31 (144A) (c)	7,380,000	6,427,840
LCM XXII, Ltd. 8.002%, 3M LIBOR + 5.500%, 10/20/28 (144A) (c)	5,000,000	4,657,125
Long Beach Mortgage Loan Trust 2.999%, 1M LIBOR + 0.520%, 01/21/31 (c)	15,554	15,148
Midocean Credit CLO VII 6.316%, 3M LIBOR + 3.880%, 07/15/29 (144A) (c)	4,000,000	3,867,516
Oaktree CLO, Ltd. 7.669%, 3M LIBOR + 5.200%, 10/20/27 (144A) (c)	5,500,000	4,967,160
Ocean Trails CLO 10.186%, 3M LIBOR + 7.750%, 07/15/28 (144A) (c)	5,120,000	5,119,524

Asset-Backed - Other—(Continued)
Ratchet Trading, Ltd. 15.190%, 01/26/27 (144A) (c)	1,831,243	1,849,823
SACO I Trust 2.846%, 1M LIBOR + 0.340%, 03/25/36 (c)	47,693	46,510
Saranac CLO III, Ltd. 6.074%, 3M LIBOR + 3.250%, 06/22/30 (144A) (c)	4,652,500	4,397,180
SBA Small Business Investment Cos. 2.845%, 03/10/27	4,075,805	4,077,923
SoFi Consumer Loan Program LLC 3.280%, 01/26/26 (144A)	2,298,935	2,297,789
TCI-Symphony CLO, Ltd. 5.436%, 3M LIBOR + 3.000%, 10/13/29 (144A) (c)	1,700,000	1,600,681
7.936%, 3M LIBOR + 5.500%, 10/13/29 (144A) (c)	5,150,000	4,799,630
Thayer Park CLO, Ltd. 8.569%, 3M LIBOR + 6.100%, 04/20/29 (144A) (c)	8,400,000	7,842,030
Treman Park CLO, Ltd. 5.115%, 3M LIBOR + 2.650%, 10/20/28 (144A) (c)	1,250,000	1,179,917
7.965%, 3M LIBOR + 5.500%, 10/20/28 (144A) (c)	1,750,000	1,592,922
Upgrade Pass-Through Trust 5.339%, 10/15/24 (144A)	1,776,096	1,790,715
12.075%, 09/15/24 (144A)	2,026,752	2,047,938
14.960%, 12/27/27 (144A) (c)	2,246,865	2,267,399
15.309%, 08/15/24 (144A)	2,392,375	2,417,370
15.498%, 06/15/24 (144A)	2,163,584	2,186,137
16.537%, 05/15/24 (144A)	2,068,492	2,090,006
Venture CLO, Ltd. 8.176%, 3M LIBOR + 5.740%, 04/15/27 (144A) (c)	4,000,000	3,670,472
Voya CLO, Ltd. 8.456%, 3M LIBOR + 6.020%, 06/07/30 (144A) (c)	3,500,000	3,245,550
WhiteHorse, Ltd. 6.076%, 3M LIBOR + 3.650%, 10/15/31 (144A) (c)	6,180,000	5,832,122

		140,085,782

Asset-Backed - Student Loan—0.0%
SoFi Professional Loan Program LLC Zero Coupon, 08/25/36 (144A)	500	1,064,323

Total Asset-Backed Securities (Cost $166,338,121)		159,391,822

Convertible Bonds—1.0%

Computers—0.0%
Western Digital Corp. 1.500%, 02/01/24	1,820,000	1,474,930

Internet—0.0%
Twitter, Inc. 1.000%, 09/15/21	1,170,000	1,067,076

Media—0.8%
DISH Network Corp.
2.375%, 03/15/24	5,890,000	4,689,418
3.375%, 08/15/26 (a)	3,090,000	2,495,224

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Convertible Bonds—(Continued)

Security Description	Principal Amount*/ Shares	Value

Media—(Continued)
Liberty Interactive LLC 1.750%, 09/30/46	2,590,000	$2,648,146
Liberty Media Corp. 2.125%, 03/31/48 (144A)	7,700,000	7,200,424
2.250%, 12/01/48 (144A)	6,030,000	5,951,387

		22,984,599

Oil & Gas—0.1%
Chesapeake Energy Corp. 5.500%, 09/15/26 (a)	4,120,000	3,316,031

Pipelines—0.0%
Cheniere Energy, Inc. 4.250%, 03/15/45	2,020,000	1,405,112

Telecommunications—0.1%
GCI Liberty, Inc. 1.750%, 09/30/46	1,520,000	1,480,068

Total Convertible Bonds (Cost $35,273,222)		31,727,816

Convertible Preferred Stock—0.2%

Banks—0.2%
Wells Fargo & Co., Series L 7.500% (Cost $5,598,292)	4,965	6,265,681

Municipals—0.1%
Massachusetts State Development Finance Agency, Board Institute, Revenue Bond 5.375%, 04/01/41	400,000	431,216
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.000%, 12/15/30	750,000	809,243
5.000%, 12/15/31	1,550,000	1,669,427
Virginia Housing Development Authority 6.000%, 06/25/34	622,953	644,644

Total Municipals (Cost $3,503,109)		3,554,530

Preferred Stocks—0.1%

Banks—0.0%
Citigroup Capital 8.890%, 3M LIBOR + 6.370%, 10/30/40 (c)	51,160	1,352,159

Capital Markets—0.1%
B. Riley Financial, Inc. 6.875%, 09/30/23 (a)	64,075	1,478,851

Marine—0.0%
Tricer Tracking Preferred Equity Certificates (e) (h) (i) (n)	10,446,300	8,946

Total Preferred Stocks (Cost $3,776,699)		2,839,956

Common Stocks—0.1%

Air Freight & Logistics—0.0%
Ceva Logistics AG (n)	12,627	384,339

Diversified Consumer Services—0.0%
Ascent CNR Corp. - Class A (e) (n)	1,399,556	27,991

Marine—0.0%
Tricer Holdco SCA (e) (h) (i) (n)	211,536	26

Media—0.0%
Cengage Learning, Inc. (n)	10,995	43,980
ION Media Networks, Inc. (h) (n)	785	412,392

		456,372

Oil, Gas & Consumable Fuels—0.1%
Berry Petroleum Corp. (a)	166,055	1,452,981

Total Common Stocks (Cost $6,058,023)		2,321,709

Escrow Shares—0.0%

Energy Equipment & Services—0.0%
Hercules Offshore, Inc. (e) (h) (i)	10,611	9,622

Forest Products & Paper—0.0%
Sino-Forest Corp. (i)	1,246,000	0
Sino-Forest Corp. (i)	500,000	0

		0

Oil & Gas—0.0%
Berry Petroleum Co. LLC (e) (g) (h) (i)	850,000	0
Berry Petroleum Co. LLC (e) (g) (h) (i)	1,040,000	0

		0

Total Escrow Shares (Cost $463,409)		9,622

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Short-Term Investment—0.1%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $3,167,377; collateralized by U.S. Treasury Note at 2.125%, maturing 11/30/23, with a market value of $3,232,201.	3,167,166	$3,167,166

Total Short-Term Investments (Cost $3,167,166)		3,167,166

Securities Lending Reinvestments (o)—10.2%

Certificates of Deposit—6.4%
Banco Del Estado De Chile New York 2.695%, 1M LIBOR + 0.240%, 01/17/19 (c)	4,000,000	3,999,964
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (c)	5,000,000	4,999,875
Bank of Nova Scotia 2.890%, SOFR + 0.430%, 05/16/19 (c)	5,000,000	4,999,996
3.072%, 3M LIBOR + 0.280%, 03/20/19 (c)	10,000,000	10,003,990
Barclays Bank plc 2.500%, 02/01/19	3,000,000	2,999,613
2.547%, 1M LIBOR + 0.200%, 02/04/19 (c)	10,000,000	9,999,050
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (c)	5,000,000	4,999,360
2.740%, 1M LIBOR + 0.270%, 07/19/19 (c)	7,000,000	6,997,158
China Construction Bank Corp. 2.550%, 01/07/19	2,500,000	2,500,000
Citibank N.A. 2.490%, 02/04/19	5,000,000	4,999,305
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (c)	3,500,000	3,500,011
Credit Agricole S.A. 2.500%, 02/12/19	7,000,000	6,998,810
2.799%, 1M LIBOR + 0.320%, 05/21/19 (c)	5,000,000	5,000,315
Credit Industriel et Commercial Zero Coupon, 01/25/19	3,948,913	3,993,200
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (c)	5,000,000	5,000,125
Credit Suisse AG 2.620%, 04/01/19	5,000,000	4,997,410
2.890%, SOFR + 0.430%, 05/02/19 (c)	2,000,000	1,999,976
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	2,500,000	2,499,815
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (c)	2,000,000	2,000,012
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (c)	2,000,000	2,000,012
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (c)	4,000,000	3,997,480
Royal Bank of Canada New York 2.665%, 1M LIBOR + 0.210%, 09/17/19 (c)	8,000,000	7,991,816
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (c)	7,000,000	6,999,426
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (c)	4,000,000	3,998,224

Certificates of Deposit—(Continued)
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (c)	8,000,000	7,999,768
2.717%, 3M LIBOR + 0.230%, 04/24/19 (c)	5,000,000	4,998,910
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (c)	7,000,000	6,999,860
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (c)	10,000,000	9,996,330
Sumitomo Mitsui Banking Corp., New York 2.549%, 1M LIBOR + 0.200%, 04/03/19 (c)	2,000,059	1,999,408
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (c)	5,000,000	4,999,775
2.822%, 1M LIBOR + 0.300%, 10/31/19 (c)	2,000,000	1,999,532
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (c)	6,000,000	5,994,288
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (c)	6,000,000	6,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (c)	8,000,000	8,006,939
2.730%, 3M LIBOR + 0.210%, 10/25/19 (c)	4,000,000	4,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (c)	12,500,000	12,499,921

		192,969,674

Commercial Paper—1.9%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (c)	4,000,000	3,998,892
Banco Santander S.A. 2.740%, 02/07/19	5,957,987	5,982,528
Bank of China, Ltd. 2.690%, 01/17/19	5,959,650	5,992,956
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (c)	3,000,000	3,000,000
ING Funding LLC 2.725%, 3M LIBOR + 0.110%, 05/10/19 (c)	10,000,000	9,998,820
Matchpoint Finance plc 2.890%, 05/08/19	4,927,349	4,946,265
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (c)	5,000,000	4,999,920
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (c)	7,000,000	6,999,230
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (c)	11,000,000	11,002,695
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (c)	2,000,000	1,999,920

		58,921,226

Master Demand Notes—0.3%
Natixis Financial Products LLC 2.640%, OBFR + 0.250%, 01/02/19 (c)	10,000,000	10,000,000

Repurchase Agreements—1.6%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $8,061,333; collateralized by various Common Stock with an aggregate market value of $8,801,467.	8,000,000	8,000,000

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (o)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $5,013,563; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $5,441,594.	5,000,000	$5,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,015,027; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $200,028; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $204,000.	200,000	200,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $300,042; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $306,000.	300,000	300,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $3,658,471; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $3,730,977.	3,657,820	3,657,820
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $12,593,917; collateralized by various Common Stock with an aggregate market value of $13,750,000.	12,500,000	12,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $2,000,284; collateralized by various Common Stock with an aggregate market value of $2,226,425.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,000,142; collateralized by various Common Stock with an aggregate market value of $1,113,212.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $10,705,326; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $11,721,592.	10,700,000	10,700,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $3,001,493; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $3,286,428.	3,000,000	3,000,000

		48,357,820

Total Securities Lending Reinvestments (Cost $310,277,707)		310,248,720

Total Purchased Options—0.5% (p) (Cost $18,598,798)		14,891,942

Total Investments—108.2% (Cost $3,439,085,758)		3,287,108,821
Other assets and liabilities (net)—(8.2)%		(249,631,069)

Net Assets—100.0%		$3,037,477,752

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $337,359,259 and the collateral received consisted of cash in the amount of $310,151,778 and non-cash collateral with a value of $40,824,067. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this non-cash collateral is excluded from the Statement of Assets and Liabilities.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $9,829,311, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Illiquid security. As of December 31, 2018, these securities represent 1.3% of net assets.
(f)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.6% of net assets.
(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(j)	Interest only security.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

(k)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	Principal amount of security is adjusted for inflation.
(m)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(n)	Non-income producing security.
(o)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(p)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $1,233,816,407, which is 40.6% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Alta Wind Holdings LLC, 7.000%, 06/30/35	07/14/10	$1,268,181	$1,268,181	$1,377,360
American Media LLC, 5.500%, 09/01/21	05/01/18	5,350,000	5,010,125	5,343,313
Bayview Commercial Asset Trust, Zero Coupon, 07/25/37	11/23/10	2,731,482	260,344	0
Countrywide Home Loan Reperforming Loan REMIC Trust, 3.881%, 03/25/35	01/08/15	5,316,367	774,196	556,172
Midwest Vanadium Pty, Ltd., 11.500%, 02/15/18	05/05/11-05/24/11	932,290	961,424	93
NSG Holdings LLC / NSG Holdings, Inc., 7.750%, 12/15/25	01/25/13	2,419,311	2,558,374	2,552,373

				$9,829,311

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ARS	232,614,000	CBNA	01/28/19	USD	7,104,887	$(1,138,609)
AUD	10,662,040	CBNA	01/10/19	USD	7,695,008	(184,028)
AUD	10,160,000	CBNA	01/18/19	USD	7,280,798	(122,349)
AUD	11,285,688	CBNA	01/18/19	USD	8,037,611	(86,033)
BRL	4,549,893	BBP	01/18/19	USD	1,210,948	(38,211)
BRL	14,740,000	BBP	01/18/19	USD	3,892,201	(92,962)
BRL	8,290,000	JPMC	01/18/19	USD	2,188,201	(51,451)
CAD	61,620,000	JPMC	01/18/19	USD	45,207,837	(52,702)
EUR	8,792,500	JPMC	01/15/19	USD	10,255,572	(171,552)
EUR	1,800,000	CBNA	01/18/19	USD	2,062,370	2,548
EUR	1,850,000	CBNA	01/18/19	USD	2,125,838	(3,561)
EUR	2,000,000	CBNA	01/18/19	USD	2,268,016	26,337
EUR	5,570,000	CBNA	01/18/19	USD	6,315,728	74,045
EUR	9,230,000	CBNA	01/18/19	USD	10,500,933	87,507
EUR	33,890,000	JPMC	01/18/19	USD	38,371,105	506,709
EUR	17,470,000	JPMC	02/11/19	USD	20,239,432	(157,999)
IDR	232,661,355,000	JPMC	01/18/19	USD	15,868,323	286,853
INR	491,838,000	BBP	01/18/19	USD	6,598,929	434,120
JPY	578,830,000	CBNA	01/18/19	USD	5,173,160	112,554
JPY	4,200,275,811	CBNA	01/18/19	USD	37,757,257	598,484
MXN	32,000,000	BBP	01/18/19	USD	1,592,234	32,628
MXN	36,000,000	BBP	01/18/19	USD	1,772,316	55,654
MXN	31,000,000	CBNA	01/18/19	USD	1,558,964	15,121
MXN	186,472,303	CBNA	01/18/19	USD	9,776,000	(307,506)
MXN	404,448,000	CBNA	01/18/19	USD	19,683,725	852,909
MXN	35,000,000	JPMC	01/18/19	USD	1,715,678	61,515
PLN	63,703,719	BBP	01/18/19	USD	17,147,242	(120,882)
RUB	13,134,950	CBNA	01/18/19	USD	198,942	(10,659)
TWD	7,361,600	BBP	01/18/19	USD	238,765	1,048

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ARS	307,962,000	BBP	02/15/19	USD	7,581,536	$(136,395)
ARS	303,380,000	CBNA	02/15/19	USD	7,459,094	(144,006)
AUD	22,550,000	CBNA	01/18/19	USD	16,626,994	738,900
CAD	22,368,407	CBNA	01/18/19	USD	17,257,576	866,008
EUR	9,230,000	JPMC	01/15/19	USD	10,499,587	(86,198)
EUR	1,900,000	BBP	01/18/19	USD	2,194,870	15,235
EUR	30,140,000	CBNA	01/18/19	USD	35,135,102	559,200
EUR	21,350,000	CBNA	01/18/19	USD	24,672,338	180,118
EUR	6,750,000	CBNA	01/18/19	USD	7,750,397	6,955
EUR	3,200,000	CBNA	01/18/19	USD	3,655,568	(15,397)
EUR	2,300,000	CBNA	01/18/19	USD	2,626,336	(12,170)
EUR	1,900,000	CBNA	01/18/19	USD	2,189,806	10,170
EUR	1,800,000	CBNA	01/18/19	USD	2,066,967	2,049
EUR	50,925,734	JPMC	01/18/19	USD	59,547,537	1,126,728
EUR	19,537,000	CBNA	02/11/19	USD	22,159,061	(298,349)
GBP	19,671,833	CBNA	01/18/19	USD	26,115,735	1,023,428
IDR	118,086,649,172	BBP	01/18/19	USD	7,754,574	(444,943)
JPY	1,661,259,000	CBNA	01/18/19	USD	14,663,904	(506,248)
MXN	56,000,000	BBP	01/18/19	USD	2,763,140	(80,369)
MXN	54,000,000	CBNA	01/18/19	USD	2,807,018	65,062
MXN	53,000,000	CBNA	01/18/19	USD	2,578,962	(112,216)
MXN	52,000,000	CBNA	01/18/19	USD	2,636,930	(3,471)
MXN	32,000,000	CBNA	01/18/19	USD	1,569,820	(55,042)
MXN	41,000,000	JPMC	01/18/19	USD	1,995,649	(86,206)
MXN	30,000,000	JPMC	01/18/19	USD	1,506,493	(16,815)
MXN	406,695,420	CBNA	02/05/19	USD	19,720,000	(870,818)
NZD	7,900,000	JPMC	01/18/19	USD	5,209,481	(94,377)
PHP	903,278,000	BBP	01/18/19	USD	16,454,350	(698,604)
PHP	724,945,494	DBAG	02/15/19	USD	13,346,444	(385,674)
PHP	360,669,400	DBAG	02/15/19	USD	6,626,298	(205,602)
PHP	360,669,400	DBAG	02/15/19	USD	6,616,573	(215,326)
PHP	357,062,706	DBAG	02/15/19	USD	6,539,610	(223,971)
PLN	63,700,000	CBNA	01/18/19	USD	16,936,084	(89,282)
SEK	48,435,647	CBNA	01/18/19	USD	5,431,144	(40,643)
TRY	2,193,900	CBNA	01/18/19	USD	340,826	(70,060)
ZAR	198,594	CBNA	01/18/19	USD	13,264	(515)

Net Unrealized Appreciation						$310,684

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	12/16/19	1,244	USD	302,758,500	$362,235
90 Day Eurodollar Futures	06/15/20	3,478	USD	847,805,975	1,211,039
Euro-BTP Futures	03/07/19	141	EUR	18,022,620	1,366,685
U.S. Treasury Note 10 Year Futures	03/20/19	6,085	USD	742,465,078	18,158,157
U.S. Treasury Note 2 Year Futures	03/29/19	221	USD	46,921,063	320,008
U.S. Treasury Note Ultra 10 Year Futures	03/20/19	97	USD	12,617,578	402,013
U.S. Treasury Ultra Long Bond Futures	03/20/19	1,263	USD	202,908,844	10,034,119

Futures Contracts—Short
Euro-Bund Futures	03/07/19	(3,127)	EUR	(511,389,580)	(8,075,223)
Euro-Buxl 30 Year Bond Futures	03/07/19	(28)	EUR	(5,057,360)	(80,882)

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/20/19	(318)	USD	(46,428,000)	$(1,986,611)
U.S. Treasury Note 5 Year Futures	03/29/19	(1,985)	USD	(227,654,688)	(3,930,088)

Net Unrealized Appreciation					$17,781,452

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/AUD Put	AUD	0.722	CBNA	01/08/19	16,450,000	USD	16,450,000	$172,890	$392,119	$219,229
USD Call/EUR Put	EUR	1.148	JPMC	01/11/19	35,170,000	USD	35,170,000	311,753	194,807	(116,946)
USD Call/EUR Put	EUR	1.140	JPMC	02/07/19	68,960,000	USD	68,960,000	583,953	411,898	(172,055)
USD Put/GBP Call	GBP	1.317	CBNA	01/28/19	24,700,000	USD	24,700,000	251,199	86,203	(164,996)
USD Put/MXN Call	MXN	20.000	CBNA	01/31/19	31,960,000	USD	31,960,000	516,473	739,458	222,985

Totals								$1,836,268	$1,824,485	$(11,783)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - OTC - 5 Year Interest Rate Swap	3.150%	BOA	3M LIBOR	Receive	02/02/23	271,800,000	USD	271,800,000	$13,943,340	$10,554,834	$(3,388,506)

Options on Exchange-Traded Future Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - S&P 500 Index E-Mini Futures	USD	2,400.000	01/18/19	1,240	USD	62,000	$1,248,554	$1,441,500	$192,946
Put - S&P 500 Index E-Mini Futures	USD	2,450.000	01/18/19	273	USD	13,650	331,586	477,750	146,164
Put - S&P 500 Index E-Mini Futures	USD	2,300.000	02/15/19	391	USD	19,550	959,909	493,637	(466,272)
Put - U.S. Treasury Note 5 Year Futures	USD	113.000	01/25/19	503	USD	503,000	71,605	11,790	(59,815)
Put - U.S. Treasury Note 5 Year Futures	USD	112.000	01/25/19	257	USD	257,000	42,609	2,008	(40,601)
Put - U.S. Treasury Note 10 Year Futures	USD	121.000	01/25/19	500	USD	500,000	164,927	85,938	(78,989)

Totals							$2,819,190	$2,512,623	$(306,567)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
USD Call/EUR Put	USD	1.127	JPMC	01/11/19	(33,564,000)	USD	(33,564,000)	$(153,958)	$(18,796)	$135,162
USD Call/EUR Put	USD	1.121	CBNA	02/07/19	(68,960,000)	USD	(68,960,000)	(434,448)	(135,231)	299,217
USD Call/MXN Put	USD	21.500	CBNA	01/31/19	(31,960,000)	USD	(31,960,000)	(555,145)	(33,366)	521,779

Totals								$(1,143,551)	$(187,393)	$956,158

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 5-Year Futures	USD 114.250	01/25/19	(503)	USD	(503,000)	$(69,864)	$(298,656)	$(228,792)
Put - S&P 500 Index E-Mini Futures	USD 2,300.000	01/18/19	(40)	USD	(2,000)	(9,916)	(19,500)	(9,584)
Put - S&P 500 Index E-Mini Futures	USD 2,100.000	02/15/19	(391)	USD	(19,550)	(348,966)	(151,513)	197,453

Totals						$(428,746)	$(469,669)	$(40,923)

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Swap Agreements

Centrally Cleared Interest Rate Basis Swaps

Floating Rate Index Paid	Payment Frequency	Floating Rate Index Received	Payment Frequency	Maturity Date	Notional Amount	Market Value	Upfront Premium Received	Unrealized Appreciation
3M LIBOR	Quarterly	FEDL01 + 0.310%	Quarterly	03/20/24	USD 334,344,000	$779,302	$10,448	$768,854

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1M TIIE	Monthly	7.330%	Monthly	04/06/22	MXN	3,542,500,000	$(6,485,262)	$(85,736)	$(6,399,526)
Pay	1M TIIE	Monthly	7.351%	Monthly	04/05/21	MXN	5,174,130,000	(6,870,175)	(40,305)	(6,829,870)
Pay	3M LIBOR	Quarterly	3.150%	Semi-Annually	02/06/33	USD	119,590,000	1,942,454	—	1,942,454
Pay	3M LIBOR	Quarterly	3.230%	Semi-Annually	12/18/21	USD	120,386,000	1,600,165	186,517	1,413,648
Receive	3M LIBOR	Annually	1.385%	Annually	10/30/21	GBP	158,777,000	(239,821)	(54,499)	(185,322)
Receive	3M LIBOR	Semi-Annually	3.300%	Quarterly	12/18/29	USD	26,563,000	(1,228,893)	(134,643)	(1,094,250)
Receive	6M EURIBOR	Annually	1.498%	Semi-Annually	08/23/47	EUR	4,537,500	(146,983)	(5,233)	(141,750)
Receive	6M LIBOR	Semi-Annually	1.271%	Semi-Annually	10/26/21	GBP	32,768,000	(3,921)	14,998	(18,919)

Totals								$(11,432,436)	$(118,901)	$(11,313,535)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized Appreciation
CDX.NA.HY.31	(5.000%)	Quarterly	12/20/23	0.000%	USD	56,330,000	$(1,122,826)	$(3,896,488)	$2,773,662

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid	Unrealized Depreciation
CDX.NA.IG.31	1.000%	Quarterly	12/20/23	0.000%	USD	239,100,000	$1,327,244	$2,283,366	$(956,122)

OTC Credit Default Swaps on Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Australia Government International Bond 4.750%, due 04/27/21	(1.000%)	Quarterly	06/20/23	DBAG	0.224%	USD	32,280,000	$(1,061,993)	$(1,289,612)	$227,619

Securities in amount of $11,849,227 have been received at the custodian bank as collateral for foreign currency contracts and OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(BBP)—	Barclays Bank plc
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMT)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(COFI)—	11th District Cost of Funds Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(FEDL01)—	Federal Funds Rate
(ICE)—	Intercontinental Exchange, Inc.
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CDS)—	Credit Default Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace/Defense	$—	$22,462,402	$—	$22,462,402
Agriculture	—	3,277,069	—	3,277,069
Airlines	—	1,684,227	—	1,684,227
Apparel	—	15,529,797	—	15,529,797
Auto Manufacturers	—	27,575,872	—	27,575,872
Auto Parts & Equipment	—	10,272,152	—	10,272,152
Banks	—	288,560,029	—	288,560,029
Beverages	—	5,355,070	—	5,355,070
Biotechnology	—	7,071,718	—	7,071,718
Building Materials	—	9,893,302	—	9,893,302
Chemicals	—	5,691,018	—	5,691,018
Commercial Services	—	41,352,375	—	41,352,375
Computers	—	12,994,699	—	12,994,699
Diversified Financial Services	—	62,190,466	—	62,190,466
Electric	—	49,092,546	—	49,092,546
Energy-Alternate Sources	—	1,377,360	—	1,377,360
Entertainment	—	20,361,294	—	20,361,294
Environmental Control	—	1,309,535	—	1,309,535
Food	—	9,352,954	—	9,352,954
Forest Products & Paper	—	4,284,000	—	4,284,000
Healthcare-Products	—	18,304,341	—	18,304,341
Healthcare-Services	—	52,029,697	—	52,029,697
Holding Companies-Diversified	—	3,388,179	—	3,388,179
Home Builders	—	15,574,125	—	15,574,125
Housewares	—	1,724,254	—	1,724,254
Insurance	—	24,723,822	—	24,723,822
Internet	—	27,555,422	—	27,555,422
Iron/Steel	—	13,526,100	—	13,526,100
Leisure Time	—	26,949,227	—	26,949,227
Lodging	—	27,058,489	—	27,058,489
Machinery-Diversified	—	6,645,750	—	6,645,750
Media	—	151,945,074	—	151,945,074
Mining	—	95,449,479	—	95,449,479
Miscellaneous Manufacturing	—	12,227,141	—	12,227,141
Oil & Gas	—	179,487,393	—	179,487,393
Oil & Gas Services	—	3,075,000	—	3,075,000
Packaging & Containers	—	20,018,235	—	20,018,235
Pharmaceuticals	—	100,671,411	18,677,327	119,348,738
Pipelines	—	121,802,220	—	121,802,220
Real Estate	—	9,233,344	—	9,233,344
Real Estate Investment Trusts	—	23,801,584	—	23,801,584

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Retail	$—	$33,620,153	$—	$33,620,153
Savings & Loans	—	9,708,511	—	9,708,511
Semiconductors	—	4,193,601	—	4,193,601
Software	—	13,553,847	—	13,553,847
Telecommunications	—	111,788,922	—	111,788,922
Transportation	—	37,869,741	—	37,869,741
Trucking & Leasing	—	18,582,400	—	18,582,400
Water	—	3,312,770	—	3,312,770
Total Corporate Bonds & Notes	—	1,767,508,117	18,677,327	1,786,185,444
Total Mortgage-Backed Securities*	—	274,256,296	—	274,256,296
Total Floating Rate Loans*	—	260,676,064	—	260,676,064
Total Foreign Government*	—	248,671,581	—	248,671,581
Total U.S. Treasury & Government Agencies*	—	182,900,472	—	182,900,472
Total Asset-Backed Securities*	—	159,391,822	—	159,391,822
Total Convertible Bonds*	—	31,727,816	—	31,727,816
Total Convertible Preferred Stock*	6,265,681	—	—	6,265,681
Total Municipals	—	3,554,530	—	3,554,530
Preferred Stocks
Banks	1,352,159	—	—	1,352,159
Capital Markets	1,478,851	—	—	1,478,851
Marine	—	—	8,946	8,946
Total Preferred Stocks	2,831,010	—	8,946	2,839,956
Common Stocks
Air Freight & Logistics	384,339	—	—	384,339
Diversified Consumer Services	—	27,991	—	27,991
Marine	—	—	26	26
Media	—	456,372	—	456,372
Oil, Gas & Consumable Fuels	1,452,981	—	—	1,452,981
Total Common Stocks	1,837,320	484,363	26	2,321,709
Total Escrow Shares*	—	—	9,622	9,622
Total Short-Term Investment*	—	3,167,166	—	3,167,166
Total Securities Lending Reinvestments*	—	310,248,720	—	310,248,720
Purchased Options
Foreign Currency Options at Value	—	1,824,485	—	1,824,485
Interest Rate Swaptions at Value	—	10,554,834	—	10,554,834
Options on Exchange-Traded Futures Contracts at Value	2,512,623	—	—	2,512,623
Total Purchased Options	2,512,623	12,379,319	—	14,891,942
Total Investments	$13,446,634	$3,254,966,266	$18,695,921	$3,287,108,821

Collateral for Securities Loaned (Liability)	$—	$(310,151,778)	$—	$(310,151,778)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$7,741,885	$—	$7,741,885
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(7,431,201)	—	(7,431,201)
Total Forward Contracts	$—	$310,684	$—	$310,684
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$31,854,256	$—	$—	$31,854,256
Futures Contracts (Unrealized Depreciation)	(14,072,804)	—	—	(14,072,804)
Total Futures Contracts	$17,781,452	$—	$—	$17,781,452
Written Options
Foreign Currency Options at Value	$—	$(187,393)	$—	$(187,393)
Options on Exchange-Traded Futures Contracts at Value	(469,669)	—	—	(469,669)
Total Written Options	$(469,669)	$(187,393)	$—	$(657,062)

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$6,898,618	$—	$6,898,618
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(15,625,759)	—	(15,625,759)
Total Centrally Cleared Swap Contracts	$—	$(8,727,141)	$—	$(8,727,141)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(1,061,993)	$—	$(1,061,993)
Total OTC Swap Contracts	$—	$(1,061,993)	$—	$(1,061,993)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

Transfers from Level 3 to Level 2 in the amount of $3,908,914 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$3,287,108,821
Cash	1,115,427
Cash denominated in foreign currencies (c)	22,022,900
Cash collateral (d)	34,804,415
Unrealized appreciation on forward foreign currency exchange contracts	7,741,885
Receivable for:
Investments sold	1,535,750
Fund shares sold	26,273
Principal paydowns	10,229
Dividends and interest	37,411,563
Variation margin on futures contracts	4,465,947
Variation margin on centrally cleared swap contracts	405,457
Prepaid expenses	8,715
Other assets	5,620

Total Assets	3,396,663,002
Liabilities
Written options at value (e)	657,062
OTC swap contracts at market value (f)	1,061,993
Cash collateral for centrally cleared swap contracts	1,967
Unrealized depreciation on forward foreign currency exchange contracts	7,431,201
Collateral for securities loaned	310,151,778
Payables for:
Investments purchased	11,407,975
TBA securities purchased	21,570,938
Fund shares redeemed	4,475,843
Interest on OTC swap contracts	10,760
Accrued Expenses:
Management fees	1,334,158
Distribution and service fees	201,714
Deferred trustees’ fees	267,134
Other expenses	612,727

Total Liabilities	359,185,250

Net Assets	$3,037,477,752

Net Assets Consist of:
Paid in surplus	$3,201,494,764
Distributable earnings (Accumulated losses)	(164,017,012)

Net Assets	$3,037,477,752

Net Assets
Class A	$2,006,843,596
Class B	802,588,974
Class E	228,045,182
Capital Shares Outstanding*
Class A	158,246,600
Class B	63,845,769
Class E	18,080,608
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.68
Class B	12.57
Class E	12.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,439,085,758.
(b)	Includes securities loaned at value of $337,359,259.
(c)	Identified cost of cash denominated in foreign currencies was $21,865,442.
(d)	Includes collateral of $20,330,339 for futures contracts, $3,070,000 for OTC swap, options and forward foreign currency contracts and $11,404,076 for centrally cleared swap contracts.
(e)	Premiums received on written options were $1,572,297.
(f)	Net premium received on OTC swap contracts was $1,289,612.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$1,295,393
Interest (a)	190,376,053
Securities lending income	2,047,457

Total investment income	193,718,903
Expenses
Management fees	18,654,367
Administration fees	116,356
Custodian and accounting fees	460,025
Distribution and service fees—Class B	2,174,108
Distribution and service fees—Class E	375,478
Audit and tax services	102,406
Legal	45,116
Trustees’ fees and expenses	33,732
Shareholder reporting	280,397
Insurance	21,620
Miscellaneous	43,384

Total expenses	22,306,989
Less management fee waiver	(1,875,595)

Net expenses	20,431,394

Net Investment Income	173,287,509

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(48,240,104)
Purchased options	(18,863,939)
Futures contracts	(37,355,741)
Written options	6,677,262
Swap contracts	8,835,920
Foreign currency transactions	(3,784,934)
Forward foreign currency transactions	(7,100,656)

Net realized loss	(99,832,192)

Net change in unrealized appreciation (depreciation) on:
Investments	(210,171,379)
Purchased options	(3,713,470)
Futures contracts	16,462,177
Written options	507,260
Swap contracts	(12,203,817)
Foreign currency transactions	521,003
Forward foreign currency transactions	4,641,751

Net change in unrealized depreciation	(203,956,475)

Net realized and unrealized loss	(303,788,667)

Net Decrease in Net Assets From Operations	$(130,501,158)

(a)	Net of foreign withholding taxes of $423,086.

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$173,287,509	$168,174,305
Net realized gain (loss)	(99,832,192)	75,706,129
Net change in unrealized appreciation (depreciation)	(203,956,475)	27,894,144

Increase (decrease) in net assets from operations	(130,501,158)	271,774,578

From Distributions to Shareholders (a)
Class A	(117,171,030)	(89,784,446)
Class B	(44,827,471)	(34,541,744)
Class E	(13,064,427)	(10,698,139)

Total distributions	(175,062,928)	(135,024,329)

Decrease in net assets from capital share transactions	(150,812,214)	(83,242,812)

Total increase (decrease) in net assets	(456,376,300)	53,507,437

Net Assets
Beginning of period	3,493,854,052	3,440,346,615

End of period	$3,037,477,752	$3,493,854,052 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	3,007,055	$40,426,096	4,556,098	$62,834,363
Reinvestments	9,139,706	117,171,030	6,616,393	89,784,446
Redemptions	(19,372,540)	(254,024,698)	(12,851,341)	(176,839,518)

Net decrease	(7,225,779)	$(96,427,572)	(1,678,850)	$(24,220,709)

Class B
Sales	4,583,773	$60,367,407	3,747,478	$51,151,945
Reinvestments	3,521,404	44,827,471	2,564,346	34,541,744
Redemptions	(10,807,184)	(140,943,216)	(8,345,194)	(113,982,456)

Net decrease	(2,702,007)	$(35,748,338)	(2,033,370)	$(28,288,767)

Class E
Sales	1,048,477	$13,822,436	741,587	$10,138,146
Reinvestments	1,023,858	13,064,427	791,868	10,698,139
Redemptions	(3,468,938)	(45,523,167)	(3,766,714)	(51,569,621)

Net decrease	(1,396,603)	$(18,636,304)	(2,233,259)	$(30,733,336)

Decrease derived from capital shares transactions		$(150,812,214)		$(83,242,812)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $175,786,467 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$13.93	$13.40	$12.53		$13.43	$13.45

Income (Loss) from Investment Operations
Net investment income (a)	0.71	0.67	0.62	(b)	0.59	0.64
Net realized and unrealized gain (loss)	(1.23)	0.41	0.45		(0.80)	0.09

Total income (loss) from investment operations	(0.52)	1.08	1.07		(0.21)	0.73

Less Distributions
Distributions from net investment income	(0.73)	(0.55)	(0.20)		(0.69)	(0.75)

Total distributions	(0.73)	(0.55)	(0.20)		(0.69)	(0.75)

Net Asset Value, End of Period	$12.68	$13.93	$13.40		$12.53	$13.43

Total Return (%) (c)	(3.80)	8.23	8.55		(1.72)	5.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.59	0.60		0.63	0.65
Net ratio of expenses to average net assets (%) (d)	0.54	0.54	0.54		0.59	0.61
Ratio of net investment income to average net assets (%)	5.33	4.88	4.74	(b)	4.51	4.77
Portfolio turnover rate (%)	90 (e)	139 (e)	86		99 (e)	98 (e)
Net assets, end of period (in millions)	$2,006.8	$2,305.0	$2,239.2		$1,070.0	$982.6

	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$13.81	$13.29	$12.46		$13.35	$13.37

Income (Loss) from Investment Operations
Net investment income (a)	0.67	0.63	0.58	(b)	0.56	0.61
Net realized and unrealized gain (loss)	(1.22)	0.41	0.45		(0.80)	0.08

Total income (loss) from investment operations	(0.55)	1.04	1.03		(0.24)	0.69

Less Distributions
Distributions from net investment income	(0.69)	(0.52)	(0.20)		(0.65)	(0.71)

Total distributions	(0.69)	(0.52)	(0.20)		(0.65)	(0.71)

Net Asset Value, End of Period	$12.57	$13.81	$13.29		$12.46	$13.35

Total Return (%) (c)	(4.02)	7.93	8.30		(2.00)	5.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85		0.88	0.90
Net ratio of expenses to average net assets (%) (d)	0.79	0.79	0.79		0.84	0.86
Ratio of net investment income to average net assets (%)	5.08	4.63	4.43	(b)	4.25	4.53
Portfolio turnover rate (%)	90 (e)	139 (e)	86		99 (e)	98 (e)
Net assets, end of period (in millions)	$802.6	$919.1	$911.7		$189.9	$220.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$13.85	$13.33	$12.48		$13.38	$13.39

Income (Loss) from Investment Operations
Net investment income (a)	0.68	0.65	0.59	(b)	0.57	0.62
Net realized and unrealized gain (loss)	(1.21)	0.40	0.46		(0.81)	0.09

Total income (loss) from investment operations	(0.53)	1.05	1.05		(0.24)	0.71

Less Distributions
Distributions from net investment income	(0.71)	(0.53)	(0.20)		(0.66)	(0.72)

Total distributions	(0.71)	(0.53)	(0.20)		(0.66)	(0.72)

Net Asset Value, End of Period	$12.61	$13.85	$13.33		$12.48	$13.38

Total Return (%) (c)	(3.92)	7.98	8.47		(1.90)	5.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.75		0.78	0.80
Net ratio of expenses to average net assets (%) (d)	0.69	0.69	0.69		0.74	0.76
Ratio of net investment income to average net assets (%)	5.18	4.73	4.52	(b)	4.35	4.63
Portfolio turnover rate (%)	90 (e)	139 (e)	86		99 (e)	98 (e)
Net assets, end of period (in millions)	$228.0	$269.8	$289.4		$50.8	$59.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 56%, 79%, 71%, 57% and 62% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Brighthouse Funds Trust II

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Notes to Financial Statements—December 31, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s Custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to expired capital loss carryforward. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the

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Notes to Financial Statements—December 31, 2018—(Continued)

IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $3,167,166. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $48,357,820. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(689,579)	$—	$—	$—	$(689,579)
Convertible Bonds	(1,109,440)	—	—	—	(1,109,440)
Corporate Bonds & Notes	(280,260,646)	—	—	—	(280,260,646)
Foreign Government	(23,614,811)	—	—	—	(23,614,811)
Mortgage-Backed Securities	(4,446,019)	—	—	—	(4,446,019)
Preferred Stocks	(31,283)	—	—	—	(31,283)
Total	$(310,151,778)	$—	$—	$—	$(310,151,778)
Total Borrowings	$(310,151,778)	$—	$—	$—	$(310,151,778)
Gross amount of recognized liabilities for securities lending transactions					$(310,151,778)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing

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sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s

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remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential

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among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (f)	$10,654,570
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	4,124,956	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$14,669,637
	Unrealized appreciation on futures contracts (c) (d)	31,854,256	Unrealized depreciation on futures contracts (c) (d)	14,072,804
			Written options at value (c)	298,656
Credit			OTC swap contracts at market value (e)	1,061,993
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	2,773,662	Unrealized depreciation on centrally cleared swap contracts (b) (c)	956,122
Equity	Investments at market value (a) (c)	2,412,887
			Written options at value (c)	171,013
Foreign Exchange	Investments at market value (a)	1,824,485
	Unrealized appreciation on forward foreign currency exchange contracts	7,741,885	Unrealized depreciation on forward foreign currency exchange contracts	7,431,201
			Written options at value	187,393

Total		$61,386,701		$38,848,819

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Excludes OTC swap interest payable of $10,760.
(f)	Includes exchange-traded purchased options with a value of $99,736 that are not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$10,554,834	$—	$(10,554,834)	$—
Barclays Bank plc	538,685	(538,685)	—	—
Citibank N.A.	6,439,175	(4,239,558)	—	2,199,617
JPMorgan Chase Bank N.A.	2,588,510	(736,097)	(757,199)	1,095,214

	$20,121,204	$(5,514,340)	$(11,312,033)	$3,294,831

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,612,366	$(538,685)	$(770,000)	$303,681
Citibank N.A.	4,239,558	(4,239,558)	—	—
Deutsche Bank AG	2,092,566	—	(2,080,000)	12,566
JPMorgan Chase Bank N.A.	736,097	(736,097)	—	—

	$8,680,587	$(5,514,340)	$(2,850,000)	$316,247

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(5,685,960)	$(161,194)	$(9,451,369)	$(3,565,416)	$(18,863,939)
Forward foreign currency transactions	—	—	—	(7,100,656)	(7,100,656)
Swap contracts	11,307,258	(2,471,338)	—	—	8,835,920
Futures contracts	(37,355,741)	—	—	—	(37,355,741)
Written options	1,720,941	—	2,583,463	2,372,858	6,677,262

	$(30,013,502)	$(2,632,532)	$(6,867,906)	$(8,293,214)	$(47,807,154)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(3,312,605)	$—	$(127,161)	$(273,704)	$(3,713,470)
Forward foreign currency transactions	—	—	—	4,641,751	4,641,751
Futures contracts	16,462,177	—	—	—	16,462,177
Swap contracts	(14,396,006)	2,192,189	—	—	(12,203,817)
Written options	(228,792)	—	187,869	548,183	507,260

	$(1,475,226)	$2,192,189	$60,708	$4,916,230	$5,693,901

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For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$447,014,238
Forward foreign currency transactions	507,691,817
Futures contracts long	2,274,158,691
Futures contracts short	(1,274,395,604)
Swap contracts	2,136,913,265
Written options	(68,492,902)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

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Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar rolls and TBA transactions, and excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 1,498,194,274	$1,358,821,736	$1,665,989,541	$1,435,591,298

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2018 were as follows:

Purchases	Sales
$ 1,126,008,960	$1,261,003,324

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$18,654,367	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

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An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$3,453,352,582

Gross unrealized appreciation	105,483,069
Gross unrealized depreciation	(278,450,549)

Net unrealized appreciation (depreciation)	$(172,967,480)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$175,062,928	$135,024,329	$—	$—	$175,062,928	$135,024,329

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$149,097,462	$—	$(172,363,755)	$(140,483,589)	$(163,749,882)

BHFTII-46

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

During the year ended December 31, 2018, the Portfolio had expired capital loss carryforwards of $2,454,113.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $44,762,356 and accumulated long-term capital losses of $95,721,233.

9. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-47

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management Strategic Bond Opportunities Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management Strategic Bond Opportunities Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-48

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTII-49

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTII-50

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-51

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-52

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-53

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Western Asset Management Strategic Bond Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2018, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and its blended benchmark for the three-year and five-year periods ended September 30, 2018, and underperformed its benchmark and its blended benchmark for the one-year period ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and the Sub-advised Expense Universe median, and were the lowest in the Expense Group and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-54

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 0.97%, 0.70%, and 0.80%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index1, returned 1.43%.

MARKET ENVIRONMENT / CONDITIONS

Fixed income markets, in general, posted weak results over the twelve months ended December 31, 2018. Higher U.S. growth and inflation expectations caused U.S. Treasury yields to rise for most of the year but muted inflation coupled with global slowdown and recession fears caused yields to fall in the final months of the year. Spread sectors were similarly impacted by periods of elevated volatility as they performed well early in the year with initial solid economic growth forecasts and later saw spreads widen towards year end.

After hitting a high-water mark of 4.2% in the second quarter, the U.S. economy’s annualized gross domestic product (“GDP”) growth ticked down to 3.5% in the third quarter. The deceleration in GDP growth reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. The manufacturing sector continued to expand throughout the year, but the pace also moderated during the fourth quarter. The U.S. labor market remained tight throughout the year; the unemployment rate reached 3.7% in October and November, which equaled the lowest unemployment rate since 1969.

In December, the Federal Reserve (the “Fed”) raised interest rates for the fourth time in 2018, as was widely expected, to a target range between 2.25% and 2.50%. This increase marked the Fed’s ninth rate hike since December 2015. In a post-meeting statement, however, the Fed surprised market participants by retaining its forward guidance for “some further gradual increases” and only lowering its prediction from three hikes to two hikes in 2019. This messaging stood in contrast to the dovish approach that had seemingly been advocated by previous remarks from Fed Chair Jerome Powell and other members. Concerns over a potential Fed policy error added to the heightened market volatility experienced towards year end.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Western Asset Management U.S. Government Portfolio underperformed its benchmark during the period. Among the largest detractors to performance were the Portfolio’s exposures to Agency Mortgage-Backed Securities (“MBS”), Agency debt, and Emerging Markets Debt as spreads generally widened in all three sectors. During a year in which spread sectors experienced heightened levels of volatility, especially during the final months as the broader market witnessed a flight to quality, overall spread sector performance was mixed. The largest positive contributor to the Portfolio’s performance was its tactical duration positioning, which helped mute downside volatility during risk-off periods. The Portfolio’s yield curve positioning had a negligible impact on performance. Non-Agency MBS, Commercial Mortgage-Backed Securities, and Asset-Backed Securities exposures all provided small positive contributions to performance as fundamentals remained solid throughout the majority of the year.

The Portfolio’s exposure to Treasury Inflation-Protected Securities (“TIPS”) was a detractor to performance as break-even inflation rates (expectations of future inflation) across the curve declined on the year as energy prices fell.

At period end, the Portfolio’s exposure to non-U.S. sovereign paper remained focused on Latin American U.S. dollar-denominated bonds issued by Colombia and Brazil, with modest additional exposure to oil-producing Asian economies. Spreads in these positions widened dramatically over the period, reducing relative returns. Additionally, we increased the Portfolio’s exposure to TIPS to a still-modest 3% in the fourth quarter as real yields rose even as nominal yields declined. While headline inflation will rise modestly as energy prices stabilize, we expect overall inflation will continue at fairly low levels through the first half of 2019. Finally, we added to Agency MBS exposure as spreads remained at multi-year wides, bringing total Agency MBS exposure to about 39%. At year end, we expected the additional yield of Agency MBS would prove more than sufficient compensation in this high quality sector as mortgage rates peaked at 4.6% in November and should stabilize near year-end levels.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	0.97	1.51	2.56
Class B	0.70	1.25	2.30
Class E	0.80	1.34	2.41
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.83

1 The Bloomberg Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	91.1
Corporate Bonds & Notes	8.6
Foreign Government	8.6
Mortgage-Backed Securities	2.6
Asset-Backed Securities	1.2

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.49%	$1,000.00	$1,016.80	$2.49
	Hypothetical*	0.49%	$1,000.00	$1,022.74	$2.50

Class B (a)	Actual	0.74%	$1,000.00	$1,016.00	$3.76
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class E (a)	Actual	0.64%	$1,000.00	$1,016.00	$3.25
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—91.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—41.5%
Fannie Mae 15 Yr. Pool 2.500%, TBA (a)	3,600,000	$3,515,875
3.000%, TBA (a)	17,100,000	17,059,657
3.500%, TBA (a)	30,000,000	30,365,924
4.500%, 03/01/20	15,065	15,336
Fannie Mae 20 Yr. Pool 3.000%, 12/01/37	1,585,297	1,569,977
4.500%, 11/01/31	607,562	635,484
4.500%, 12/01/31	848,639	887,307
Fannie Mae 30 Yr. Pool 3.000%, 09/01/42	7,734,682	7,617,191
3.000%, 11/01/46	23,210,754	22,662,634
3.000%, 01/01/48	263,317	257,016
3.000%, 11/01/48	4,186,681	4,087,013
3.500%, 10/01/47	18,239,773	18,250,421
3.500%, 12/01/47	1,797,372	1,801,670
3.500%, 01/01/48	345,607	345,741
3.500%, 03/01/48	14,818,859	14,826,260
3.500%, TBA (a)	93,948,000	93,961,051
4.000%, 02/01/40	595,133	611,670
4.000%, 06/01/42	5,559,530	5,744,841
4.000%, 07/01/42	2,484,018	2,555,021
4.000%, 05/01/43	13,970,895	14,411,912
4.000%, 10/01/43	7,475,680	7,711,708
4.000%, 04/01/47	7,955,366	8,141,453
4.000%, 05/01/47	3,510,787	3,588,672
4.000%, 08/01/47	38,486,838	39,256,715
4.000%, 05/01/48	13,904,028	14,250,163
4.000%, TBA (a)	350,000	356,898
4.500%, 04/01/41	7,792,459	8,166,011
4.500%, 10/01/41	4,782,312	5,003,397
4.500%, 07/01/44	205,238	215,351
4.500%, 10/01/44	1,252,095	1,313,206
4.500%, 01/01/45	116,255	122,463
4.500%, 01/01/47	782,284	811,163
4.500%, 06/01/47	255,779	265,196
4.500%, 07/01/47	1,328,163	1,386,626
4.500%, 08/01/47	1,734,709	1,811,069
5.000%, 07/01/33	189,506	201,269
5.000%, 09/01/33	232,318	246,745
5.000%, 10/01/35	654,434	695,131
5.000%, 03/01/36	1,040,552	1,105,440
5.000%, 01/01/39	8,133	8,647
5.000%, 12/01/39	15,545	16,545
5.000%, 05/01/40	49,538	52,416
5.000%, 07/01/40	32,045	34,099
5.000%, 11/01/40	778,097	827,251
5.000%, 01/01/41	60,207	63,998
5.000%, 02/01/41	46,645	48,883
5.000%, 04/01/41	82,083	86,744
5.000%, 05/01/41	1,828,603	1,945,351
5.000%, 06/01/41	167,964	178,707
5.000%, 07/01/41	1,567,792	1,659,518
5.000%, 10/01/48	1,763,253	1,848,276
5.000%, 11/01/48	4,520,938	4,749,423
5.000%, TBA (a)	500,000	523,893

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 04/01/33	64,465	70,309
6.000%, 02/01/34	12,552	13,690
6.000%, 11/01/35	125,821	137,255
6.000%, 08/01/37	273,503	298,391
6.500%, 03/01/26	573	615
6.500%, 04/01/29	56,523	60,664
7.000%, 11/01/28	1,677	1,737
7.000%, 02/01/29	563	563
7.000%, 01/01/30	1,980	2,005
7.000%, 10/01/37	6,671	7,215
7.000%, 11/01/37	20,097	21,770
7.000%, 12/01/37	19,961	22,864
7.000%, 02/01/38	10,303	10,966
7.000%, 11/01/38	88,624	100,643
7.000%, 02/01/39	858,724	976,427
7.500%, 04/01/32	12,369	12,512
8.000%, 05/01/28	1,459	1,588
8.000%, 07/01/32	819	870
Fannie Mae Balloon Pool 3.770%, 01/01/29	1,011,000	1,039,891
Fannie Mae Connecticut Avenue Securities (CMO) 3.186%, 1M LIBOR + 0.680%, 10/25/30 (b)	5,023,684	5,010,878
3.956%, 1M LIBOR + 1.450%, 01/25/29 (b)	166,944	167,561
Fannie Mae Interest Strip (CMO) 3.500%, 11/25/41 (c)	2,188,642	422,781
4.000%, 04/25/42 (c)	2,946,751	576,572
4.500%, 11/25/39 (c)	1,538,958	340,521
Fannie Mae Pool 3.500%, 08/01/42	9,323,910	9,381,952
3.500%, 09/01/42	637,941	641,913
3.500%, 10/01/42	4,510,231	4,538,309
3.740%, 11/01/28	1,490,000	1,506,760
4.000%, 10/01/42	2,719,047	2,789,799
4.000%, 11/01/42	1,792,935	1,839,495
4.000%, 07/01/43	57,857	59,357
4.000%, 08/01/43	1,292,965	1,326,536
6.500%, 12/01/27	3,687	3,693
6.500%, 05/01/32	13,161	14,632
Fannie Mae REMIC Trust Whole Loan (CMO) 4.497%, 01/25/43 (b)	257,577	268,276
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/42 (d)	409,893	364,161
3.644%, -1x 1M LIBOR + 6.150%, 03/25/42 (b) (c)	6,667,587	802,720
3.644%, -1x 1M LIBOR + 6.150%, 12/25/42 (b) (c)	758,777	129,408
4.024%, -1x 1M LIBOR + 6.530%, 01/25/41 (b) (c)	1,063,355	154,871
4.044%, -1x 1M LIBOR + 6.550%, 10/25/41 (b) (c)	4,110,887	611,459
4.144%, -1x 1M LIBOR + 6.650%, 02/25/41 (b) (c)	512,276	56,423
4.144%, -1x 1M LIBOR + 6.650%, 03/25/42 (b) (c)	1,612,244	194,133
5.500%, 07/25/41	7,186,059	7,856,057
5.500%, 04/25/42	1,700,551	1,850,226
6.000%, 05/25/42	1,032,094	1,110,907
6.500%, 06/25/39	140,818	150,253
6.500%, 07/25/42	1,906,332	2,161,762
9.750%, 08/25/19	187	188

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae-ACES (CMO) 2.037%, 09/25/26	2,331,534	$2,262,282
Freddie Mac 15 Yr. Gold Pool 2.500%, 10/01/31	2,999,998	2,927,515
2.500%, 04/01/33	12,085,760	11,793,755
2.500%, 06/01/33	4,582,696	4,471,973
2.500%, 09/01/33	331,536	323,526
Freddie Mac 20 Yr. Gold Pool 3.000%, 02/01/38	1,890,807	1,861,049
3.000%, 04/01/38	1,611,093	1,587,024
Freddie Mac 30 Yr. Gold Pool 3.000%, 04/01/47	1,359,148	1,325,807
3.000%, TBA (a)	5,700,000	5,555,635
3.500%, 08/01/48	219,036	219,034
3.500%, 09/01/48	670,845	670,841
3.500%, 10/01/48	16,807,670	16,807,405
4.000%, 07/01/43	3,974,262	4,091,585
4.000%, 08/01/43	3,451,409	3,553,300
4.000%, 07/01/47	7,425,450	7,580,590
4.000%, 12/01/47	821,830	839,217
4.000%, 04/01/48	476,749	486,192
4.000%, 05/01/48	2,500,769	2,550,238
4.000%, 09/01/48	10,705,115	10,915,797
4.000%, TBA (a)	22,700,000	23,141,047
4.500%, 06/01/38	1,363,846	1,418,476
4.500%, 02/01/47	721,052	747,266
4.500%, 03/01/47	61,077	63,293
4.500%, 04/01/47	1,173,409	1,216,068
4.500%, 05/01/47	556,555	576,468
4.500%, 06/01/47	2,152,255	2,230,810
4.500%, 07/01/47	49,258	51,025
4.500%, 06/01/48	17,157,954	17,773,198
5.000%, 08/01/33	17,852	18,945
5.000%, 01/01/36	29,751	31,567
5.000%, 01/01/40	26,389	27,939
5.000%, 04/01/41	26,328	27,876
5.000%, 06/01/41	3,919,820	4,162,425
5.000%, 04/01/44	30,776	32,493
5.000%, 07/01/48	100,000	104,700
5.000%, 08/01/48	5,279,890	5,528,664
5.000%, 09/01/48	582,421	611,257
5.000%, 10/01/48	1,079,628	1,131,160
5.000%, 11/01/48	797,161	836,686
5.000%, TBA (a)	4,200,000	4,396,596
6.000%, 10/01/36	702,193	766,726
6.500%, 09/01/39	249,094	282,506
8.000%, 09/01/30	3,192	3,641
Freddie Mac 30 Yr. Non-Gold Pool 8.000%, 07/01/20	1	1
Freddie Mac Gold Pool 3.500%, 10/01/42	975,302	980,965
3.500%, 02/01/44	441,653	444,214
4.000%, 04/01/43	1,421,347	1,458,290
4.000%, 08/01/43	862,330	884,950
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 3.291%, 03/25/27	4,670,000	4,698,299

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO) 4.500%, 04/15/32	276,345	290,687
6.000%, 05/15/36	461,630	513,992
8.500%, 06/15/21	3,289	3,363
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 3.706%, 1M LIBOR + 1.200%, 07/25/29 (b)	4,975,905	4,998,407
4.706%, 1M LIBOR + 2.200%, 09/25/24 (b)	5,444,962	5,558,935
Ginnie Mae I 30 Yr. Pool 3.500%, 06/15/48	5,926,509	5,990,737
5.500%, 06/15/36	400,223	433,277
6.000%, 03/15/33	707,262	777,572
6.500%, 06/15/31	2,739	2,949
6.500%, 08/15/34	179,377	193,846
7.500%, 09/15/29	1,526	1,664
8.500%, 06/15/25	16,496	18,137
Ginnie Mae II 30 Yr. Pool
3.000%, 09/20/47	7,809,382	7,686,868
3.000%, 11/20/47	18,908,999	18,610,530
3.000%, 12/20/47	30,262,661	29,783,474
3.500%, 06/20/44	2,483,354	2,510,662
3.500%, TBA (a)	7,200,000	7,249,102
4.000%, 09/20/45	1,262,077	1,299,741
4.000%, 11/20/45	8,603,425	8,856,162
4.500%, 01/20/40	596,894	626,338
4.500%, 05/20/40	786,570	825,378
4.500%, 09/20/40	16,502	17,315
4.500%, 01/20/41	130,124	136,550
4.500%, 07/20/41	870,774	913,539
4.500%, 06/20/48	7,824,929	8,105,170
4.500%, 09/20/48	494,847	512,495
4.500%, TBA (a)	35,300,000	36,527,548
5.000%, 07/20/40	598,426	638,166
5.000%, 08/20/48	3,264,731	3,402,389
5.000%, 11/20/48	1,657,004	1,726,603
5.000%, 01/20/49	400,000	416,859
5.000%, TBA (a)	36,000,000	37,450,855
6.000%, 11/20/34	1,303	1,414
6.000%, 06/20/35	2,057	2,233
6.000%, 07/20/36	116,199	126,179
6.000%, 09/20/36	5,694	6,174
6.000%, 07/20/38	296,857	324,513
6.000%, 09/20/38	766,948	827,777
6.000%, 06/20/39	3,796	4,081
6.000%, 05/20/40	68,631	74,463
6.000%, 06/20/40	197,004	213,548
6.000%, 08/20/40	106,671	113,680
6.000%, 09/20/40	237,568	252,946
6.000%, 10/20/40	160,205	173,895
6.000%, 11/20/40	219,377	237,922
6.000%, 01/20/41	159,099	172,447
6.000%, 03/20/41	808,440	861,134
6.000%, 07/20/41	163,318	177,215
6.000%, 12/20/41	116,615	126,227
6.500%, 10/20/37	255,871	294,341

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 0.253%, 02/16/48 (b) (c)	5,068,241	$116,555
0.277%, 02/16/53 (b) (c)	12,867,551	254,990
0.326%, 09/16/46 (b) (c)	25,837,357	259,345
0.422%, 05/16/54 (b) (c)	16,683,992	362,388
0.436%, 03/16/49 (b) (c)	8,095,882	111,037
0.521%, 10/16/54 (b) (c)	31,563,297	884,309
0.691%, 03/16/60 (b) (c)	7,232,492	433,448
0.741%, 05/16/54 (b) (c)	16,212,081	654,328
0.768%, 12/16/59 (b) (c)	72,769,874	5,092,057
0.841%, 09/16/55 (b) (c)	18,451,328	985,157
0.954%, 12/16/56 (b) (c)	43,620,967	3,314,295
1.067%, 09/16/44 (b) (c)	14,707,650	713,481
1.160%, 02/16/46 (b) (c)	20,934,346	997,524
2.694%, 1M LIBOR + 0.380%, 12/20/60 (b)	15,477,008	15,468,807
2.714%, 1M LIBOR + 0.400%, 12/20/60 (b)	4,594,098	4,593,856
2.744%, 1M LIBOR + 0.430%, 10/20/64 (b)	6,328,177	6,334,815
2.794%, 1M LIBOR + 0.480%, 03/20/61 (b)	4,129,390	4,136,979
2.814%, 1M LIBOR + 0.500%, 12/20/60 (b)	36,684,696	36,781,716
3.250%, 12M LIBOR + 0.250%, 10/20/68 (b)	2,982,649	2,998,055
3.645%, -1x 1M LIBOR + 6.100%, 08/16/42 (b) (c)	970,525	152,118
4.030%, -1x 1M LIBOR + 6.500%, 03/20/39 (b) (c)	147,769	4,469
4.180%, -1x 1M LIBOR + 6.650%, 01/20/40 (b) (c)	603,921	52,215

		823,227,765

Federal Agencies—36.7%
Federal Agricultural Mortgage Corp. 2.600%, 03/29/21	20,000,000	20,021,620
Federal Farm Credit Bank 1.250%, 01/17/19	25,000,000	24,987,900
1.750%, 10/26/20	15,000,000	14,773,950
1.900%, 11/27/20	20,000,000	19,740,920
1.950%, 01/10/20	10,000,000	9,942,300
2.240%, 01/06/25	12,305,000	11,686,858
2.240%, 07/06/27	10,000,000	9,346,190
2.300%, 06/11/19	10,000,000	9,987,040
2.550%, 06/11/20	10,000,000	9,999,540
2.750%, 04/25/22	20,000,000	20,081,520
Federal Home Loan Bank 1.375%, 09/28/20	10,000,000	9,795,980
1.875%, 11/29/21	49,000,000	48,113,100
2.125%, 06/09/23	17,700,000	17,305,715
2.375%, 12/13/19 (e)	20,000,000	19,943,800
2.375%, 03/30/20	8,000,000	7,981,512
2.625%, 05/28/20	20,000,000	20,025,860
3.250%, 11/16/28	20,000,000	20,327,080
5.250%, 12/11/20	12,000,000	12,600,000
Federal Home Loan Mortgage Corp. Zero Coupon, 11/29/19	10,200,000	9,935,604
1.125%, 04/15/19	30,000,000	29,882,520
1.500%, 01/17/20	10,000,000	9,886,720
2.750%, 06/19/23	20,000,000	20,124,940
Federal National Mortgage Association Zero Coupon, 10/09/19	50,000,000	48,927,040
2.125%, 04/24/26	10,000,000	9,530,020
2.625%, 09/06/24	22,000,000	21,921,658

Federal Agencies—(Continued)
Financing Corp. Fico Zero Coupon, 04/05/19	1,245,000	1,236,172
Zero Coupon, 06/06/19	26,414,000	26,103,011
Zero Coupon, 09/26/19	14,535,000	14,239,160
National Archives Facility Trust 8.500%, 09/01/19	878,880	899,179
New Valley Generation II 5.572%, 05/01/20	3,097,560	3,163,383
Overseas Private Investment Corp. Zero Coupon, 11/13/19	3,306,787	3,607,193
Zero Coupon, 07/01/21	6,750,000	6,809,420
Zero Coupon, 07/17/21	7,763,000	7,837,640
2.310%, 11/15/30	7,511,618	7,165,435
3.330%, 05/15/33	6,512,177	6,523,415
3.490%, 12/20/29	10,705,157	10,970,863
3.540%, 06/15/30	13,529,556	13,900,253
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/19	10,642,000	10,414,877
Zero Coupon, 07/15/20	14,864,000	14,274,701
Zero Coupon, 10/15/20	38,159,000	36,408,310
Zero Coupon, 01/15/21	20,000,000	18,955,656
Zero Coupon, 01/15/30	25,000,000	17,641,040
Zero Coupon, 04/15/30	20,000,000	13,991,155
Tennessee Valley Authority 2.250%, 03/15/20	20,000,000	19,929,500
3.875%, 02/15/21	35,000,000	35,919,135

		726,858,885

U.S. Treasury—12.9%
U.S. Treasury Bond 3.750%, 11/15/43	8,000,000	9,050,843
U.S. Treasury Inflation Indexed Bonds
0.625%, 02/15/43 (f)	3,739,524	3,277,953
1.375%, 02/15/44 (f)	27,016,749	27,897,963
U.S. Treasury Inflation Indexed Notes 0.625%, 04/15/23 (f)	22,478,102	22,105,821
U.S. Treasury Notes
1.375%, 05/31/21	28,600,000	27,860,371
1.875%, 01/31/22	54,000,000	53,036,421
2.000%, 06/30/24	20,000,000	19,448,639
2.000%, 02/15/25	96,000,000	92,875,509

		255,553,520

Total U.S. Treasury & Government Agencies (Cost $1,810,690,218)		1,805,640,170

Corporate Bonds & Notes—8.6%

Chemicals—0.1%
Equate Petrochemical B.V. 4.250%, 11/03/26 (144A)	1,540,000	1,489,319

Diversified Financial Services—3.4%
COP I LLC 3.650%, 12/05/21	4,232,556	4,287,611

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Postal Square L.P. 6.500%, 06/15/22	4,380,480	$4,574,718
Private Export Funding Corp.
2.250%, 03/15/20	11,950,000	11,890,752
2.300%, 09/15/20	28,000,000	27,782,748
2.650%, 02/16/21 (144A)	20,000,000	20,015,280

		68,551,109

Electric—0.4%
Enel Chile S.A. 4.875%, 06/12/28	4,000,000	3,990,000
Perusahaan Listrik Negara PT 5.450%, 05/21/28 (144A)	4,000,000	4,046,076

		8,036,076

Iron/Steel—1.0%
Vale Overseas, Ltd. 6.250%, 08/10/26	17,875,000	19,305,000

Oil & Gas—0.4%
Ecopetrol S.A. 5.375%, 06/26/26	4,260,000	4,286,625
Petroleos Mexicanos 6.375%, 01/23/45	3,610,000	2,906,050

		7,192,675

Sovereign—3.3%
National Credit Union Administration Guaranteed Notes Trust
3.000%, 06/12/19	19,650,000	19,675,742
3.450%, 06/12/21	45,000,000	45,828,900

		65,504,642

Total Corporate Bonds & Notes (Cost $173,895,821)		170,078,821

Foreign Government—8.6%

Sovereign—8.6%
Colombia Government International Bonds
5.000%, 06/15/45 (e)	37,000,000	35,224,000
5.625%, 02/26/44	4,840,000	4,990,040
Indonesia Government International Bonds
3.750%, 04/25/22 (144A)	410,000	405,870
3.750%, 04/25/22	1,900,000	1,880,861
4.875%, 05/05/21	2,957,000	3,020,534
5.875%, 03/13/20	310,000	318,675
5.875%, 01/15/24 (144A) (e)	1,060,000	1,130,068
Israel Government AID Bonds
5.500%, 12/04/23	24,290,000	27,324,423
5.500%, 04/26/24	20,950,000	23,818,702
Panama Government International Bond 4.500%, 05/15/47	3,200,000	3,108,000
Peruvian Government International Bonds
5.625%, 11/18/50	350,000	410,900
6.550%, 03/14/37	4,210,000	5,315,125

Sovereign—(Continued)
Poland Government International Bond 4.000%, 01/22/24	7,870,000	8,051,041
Qatar Government International Bond 5.103%, 04/23/48 (144A)	7,300,000	7,666,825
Ukraine Government AID Bonds
1.471%, 09/29/21	20,000,000	19,331,420
1.844%, 05/16/19	25,000,000	24,932,350
Uruguay Government International Bond 5.100%, 06/18/50	3,200,000	3,140,800

Total Foreign Government (Cost $174,338,892)		170,069,634

Mortgage-Backed Securities—2.6%

Collateralized Mortgage Obligations—2.6%
Banc of America Funding Corp. 2.465%, 1M LIBOR + 0.150%, 02/27/37 (144A) (b)	6,857,858	6,603,723
Banc of America Funding Trust 2.509%, COFI + 1.430%, 06/20/35 (b)	194,642	138,945
Banc of America Mortgage Trust 4.239%, 07/25/35 (b)	42,108	38,910
BCAP LLC Trust 3.534%, 1M LIBOR + 0.150%, 11/27/36 (144A) (b)	10,602,289	9,993,223
Citigroup Mortgage Loan Trust 4.820%, 1Y H15 + 2.400%, 10/25/35 (b)	81,643	82,456
Countrywide Alternative Loan Trust
2.670%, 1M LIBOR + 0.200%, 07/20/46 (b)	1,892,795	1,430,617
3.086%, 1M LIBOR + 0.580%, 05/25/34 (b)	697,577	692,247
Countrywide Home Loan Reperforming Loan REMIC Trust 2.926%, 1M LIBOR + 0.420%, 07/25/36 (144A) (b)	473,025	452,874
GMAC Mortgage Corp. Loan Trust 4.638%, 11/19/35 (b)	234,857	226,463
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	4,950,052	4,966,852
JPMorgan Mortgage Trust
3.500%, 10/25/48 (144A) (b)	3,982,618	3,904,212
4.145%, 06/25/34 (b)	109,431	109,587
MASTR Adjustable Rate Mortgages Trust
2.706%, 1M LIBOR + 0.200%, 05/25/47 (b)	4,136,277	3,430,872
3.465%, 02/25/34 (b)	145,093	137,429
MASTR Reperforming Loan Trust
2.856%, 1M LIBOR + 0.350%, 05/25/35 (144A) (b)	249,240	196,913
4.026%, 05/25/35 (144A) (b)	3,257,733	2,508,650
7.000%, 08/25/34 (144A)	310,394	309,410
Morgan Stanley Mortgage Loan Trust
2.646%, 1M LIBOR + 0.140%, 06/25/36 (b)	545,060	205,930
3.683%, 07/25/35 (b)	146,277	127,722
New Residential Mortgage Loan Trust
3.250%, 09/25/56 (144A) (b)	3,390,547	3,343,017
4.000%, 02/25/57 (144A) (b)	2,883,329	2,900,207
4.000%, 05/25/57 (144A) (b)	5,085,059	5,128,320
NovaStar Mortgage Funding Trust 2.696%, 1M LIBOR + 0.190%, 09/25/46 (b)	1,421,962	1,292,821
Provident Funding Mortgage Loan Trust
3.694%, 05/25/35 (b)	173,335	173,253
4.214%, 10/25/35 (b)	40,885	40,311

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
SACO I Trust 9.030%, 06/25/21 (144A) (b)	444,882	$433,716
Structured Asset Mortgage Investments II Trust 2.686%, 1M LIBOR + 0.180%, 07/25/46 (b)	168,807	155,037
Structured Asset Securities Corp.
2.856%, 1M LIBOR + 0.350%, 04/25/35 (144A) (b)	2,024,093	1,891,482
4.113%, 06/25/35 (144A) (b)	112,858	104,399

Total Mortgage-Backed Securities (Cost $51,818,908)		51,019,598

Asset-Backed Securities—1.2%

Asset-Backed - Automobile—0.2%
Hertz Vehicle Financing II LP 3.290%, 02/25/24 (144A)	4,880,000	4,837,267

Asset-Backed - Home Equity—0.1%
EMC Mortgage Loan Trust 2.956%, 1M LIBOR + 0.450%, 12/25/42 (144A) (b)	2,635	2,628
Home Equity Mortgage Loan Asset-Backed Trust 2.766%, 1M LIBOR + 0.260%, 06/25/36 (b)	3,726,904	471,716
Morgan Stanley Mortgage Loan Trust
2.596%, 1M LIBOR + 0.090%, 12/25/36 (b)	195,081	117,304
2.806%, 1M LIBOR + 0.300%, 03/25/36 (b)	407,581	407,139
Structured Asset Securities Corp. Mortgage Loan Trust 2.726%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	4,667,037	230,326

		1,229,113

Asset-Backed - Other—0.5%
Countrywide Revolving Home Equity Loan Trust 2.595%, 1M LIBOR + 0.140%, 07/15/36 (b)	507,659	479,898
Towd Point Mortgage Trust
2.250%, 04/25/56 (144A) (b)	6,131,684	5,990,757
2.750%, 06/25/57 (144A) (b)	4,198,880	4,084,341

		10,554,996

Asset-Backed - Student Loan—0.4%
National Credit Union Administration Guaranteed Notes Trust 2.737%, 1M LIBOR + 0.350%, 12/07/20 (b)	3,161,941	3,164,226
Nelnet Student Loan Trust 4.327%, 3M LIBOR + 1.650%, 11/25/24 (b)	4,045,179	4,073,530
SLM Student Loan Trust 2.530%, 3M LIBOR + 0.040%, 01/25/19 (b)	922,265	921,998

		8,159,754

Total Asset-Backed Securities (Cost $33,626,029)		24,781,130

Short-Term Investments—0.6%
Security Description	Principal Amount*	Value

Repurchase Agreements—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $1,284,717; collateralized by U.S. Treasury Note at 2.875%, maturing 10/31/23, with a market value of $1,314,131.	1,284,632	1,284,632
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 1/02/19 with a maturity value of $11,401,868; collateralized by U.S. Treasury Note at 2.625%, maturing 12/31/23, with a market value of $11,652,866.	11,400,000	11,400,000

Total Short-Term Investments (Cost $12,684,632)		12,684,632

Securities Lending Reinvestments (g)—0.8%

Repurchase Agreements—0.8%
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $400,055; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $408,000.	400,000	400,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $1,500,208; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $1,530,000.	1,500,000	1,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $300,046; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $306,000.	300,000	300,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $3,299,769; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $3,365,166.	3,299,183	3,299,183
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,000,142; collateralized by various Common Stock with an aggregate market value of $1,113,212.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,100,156; collateralized by various Common Stock with an aggregate market value of $1,224,533.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,100,156; collateralized by various Common Stock with an aggregate market value of $1,224,533.	1,100,000	1,100,000

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $3,000,492; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $3,060,000.	3,000,000	$3,000,000
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $700,098; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $766,833.	700,000	700,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,242,277; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,360,693.	1,242,102	1,242,102
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,300,183; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,424,119.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $55,027; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $60,251.	55,000	55,000

		14,996,285

Total Securities Lending Reinvestments (Cost $14,996,285)		14,996,285

Total Investments—113.5% (Cost $2,272,050,785)		2,249,270,270
Other assets and liabilities (net)—(13.5)%		(268,396,960)

Net Assets—100.0%		$1,980,873,310

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Interest only security.
(d)	Principal only security.
(e)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $14,638,907 and the collateral received consisted of cash in the amount of $14,996,285. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(f)	Principal amount of security is adjusted for inflation.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $92,635,755, which is 4.7% of net assets.

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Depreciation
U.S. Treasury Long Bond Futures	03/20/19	(538)	USD	(78,548,000)	$(3,544,998)
U.S. Treasury Note 10 Year Futures	03/20/19	(26)	USD	(3,172,406)	(68,983)

Net Unrealized Depreciation					$(3,613,981)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2018

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(COFI)—	11th District Cost of Funds Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,805,640,170	$—	$1,805,640,170
Total Corporate Bonds & Notes*	—	170,078,821	—	170,078,821
Total Foreign Government*	—	170,069,634	—	170,069,634
Total Mortgage-Backed Securities*	—	51,019,598	—	51,019,598
Total Asset-Backed Securities*	—	24,781,130	—	24,781,130
Total Short-Term Investments*	—	12,684,632	—	12,684,632
Total Securities Lending Reinvestments*	—	14,996,285	—	14,996,285
Total Investments	$—	$2,249,270,270	$—	$2,249,270,270

Collateral for Securities Loaned (Liability)	$—	$(14,996,285)	$—	$(14,996,285)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(3,613,981)	$—	$—	$(3,613,981)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$2,249,270,270
Cash	24
Cash collateral for futures contracts	1,404,130
Receivable for:
TBA securities sold	20,895,758
Fund shares sold	25,249
Principal paydowns	52,660
Interest	7,783,099
Prepaid expenses	5,596
Other assets	6,325

Total Assets	2,279,443,111
Liabilities
Collateral for securities loaned	14,996,285
Payables for:
Investments purchased	1,429,745
TBA securities purchased	278,432,858
Fund shares redeemed	2,225,803
Variation margin on futures contracts	262,362
Accrued Expenses:
Management fees	781,629
Distribution and service fees	83,068
Deferred trustees’ fees	111,793
Other expenses	246,258

Total Liabilities	298,569,801

Net Assets	$1,980,873,310

Net Assets Consist of:
Paid in surplus	$2,084,089,314
Distributable earnings (Accumulated losses)	(103,216,004)

Net Assets	$1,980,873,310

Net Assets
Class A	$1,581,889,947
Class B	378,103,077
Class E	20,880,286
Capital Shares Outstanding*
Class A	137,706,897
Class B	33,082,780
Class E	1,823,943
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.49
Class B	11.43
Class E	11.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,272,050,785.
(b)	Includes securities loaned at value of $14,638,907.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Interest	$56,195,621
Securities lending income	13,115

Total investment income	56,208,736
Expenses
Management fees	9,949,483
Administration fees	76,507
Custodian and accounting fees	153,976
Distribution and service fees—Class B	991,724
Distribution and service fees—Class E	33,179
Audit and tax services	71,838
Legal	45,317
Trustees’ fees and expenses	33,734
Shareholder reporting	106,275
Insurance	13,765
Miscellaneous	23,706

Total expenses	11,499,504
Less management fee waiver	(270,070)

Net expenses	11,229,434

Net Investment Income	44,979,302

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(17,568,654)
Futures contracts	7,732,383

Net realized loss	(9,836,271)

Net change in unrealized depreciation on:
Investments	(15,111,530)
Futures contracts	(3,737,685)

Net change in unrealized depreciation	(18,849,215)

Net realized and unrealized loss	(28,685,486)

Net Increase in Net Assets From Operations	$16,293,816

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$44,979,302	$36,619,286
Net realized loss	(9,836,271)	(1,320,608)
Net change in unrealized appreciation (depreciation)	(18,849,215)	4,773,349

Increase in net assets from operations	16,293,816	40,072,027

From Distributions to Shareholders (a)
Class A	(39,246,145)	(46,214,806)
Class B	(8,163,581)	(10,310,280)
Class E	(475,567)	(608,683)

Total distributions	(47,885,293)	(57,133,769)

Increase (decrease) in net assets from capital share transactions	(170,359,733)	7,266,461

Total decrease in net assets	(201,951,210)	(9,795,281)

Net Assets
Beginning of period	2,182,824,520	2,192,619,801

End of period	$1,980,873,310	$2,182,824,520 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	3,985,785	$45,776,677	4,720,322	$55,294,938
Reinvestments	3,491,650	39,246,145	3,980,604	46,214,806
Redemptions	(19,382,485)	(220,545,585)	(6,859,130)	(80,502,507)

Net increase (decrease)	(11,905,050)	$(135,522,763)	1,841,796	$21,007,237

Class B
Sales	3,078,724	$34,969,508	2,724,063	$31,769,477
Reinvestments	728,891	8,163,581	891,893	10,310,280
Redemptions	(6,716,432)	(76,232,741)	(4,609,499)	(53,754,525)

Net decrease	(2,908,817)	$(33,099,652)	(993,543)	$(11,674,768)

Class E
Sales	208,146	$2,379,679	108,846	$1,270,561
Reinvestments	42,423	475,567	52,609	608,683
Redemptions	(403,406)	(4,592,564)	(337,676)	(3,945,252)

Net decrease	(152,837)	$(1,737,318)	(176,221)	$(2,066,008)

Increase (decrease) derived from capital shares transactions		$(170,359,733)		$7,266,461

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $47,552,814 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.65	$11.74	$11.90	$12.11	$12.01

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.20	0.21	0.17	0.16
Net realized and unrealized gain (loss)	(0.14)	0.03	(0.05)	(0.10)	0.17

Total income (loss) from investment operations	0.11	0.23	0.16	0.07	0.33

Less Distributions
Distributions from net investment income	(0.27)	(0.32)	(0.32)	(0.28)	(0.23)

Total distributions	(0.27)	(0.32)	(0.32)	(0.28)	(0.23)

Net Asset Value, End of Period	$11.49	$11.65	$11.74	$11.90	$12.11

Total Return (%) (b)	0.97	1.93	1.28	0.57	2.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.50	0.50	0.49	0.49
Net ratio of expenses to average net assets (%) (c)	0.49	0.48	0.48	0.48	0.48
Ratio of net investment income to average net assets (%)	2.19	1.72	1.77	1.44	1.35
Portfolio turnover rate (%)	255 (d)	208 (d)	199 (d)	215 (d)	194 (d)
Net assets, end of period (in millions)	$1,581.9	$1,742.8	$1,735.3	$1,830.7	$2,263.8

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.59	$11.68	$11.84	$12.04	$11.95

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.17	0.18	0.14	0.13
Net realized and unrealized gain (loss)	(0.14)	0.03	(0.05)	(0.09)	0.16

Total income (loss) from investment operations	0.08	0.20	0.13	0.05	0.29

Less Distributions
Distributions from net investment income	(0.24)	(0.29)	(0.29)	(0.25)	(0.20)

Total distributions	(0.24)	(0.29)	(0.29)	(0.25)	(0.20)

Net Asset Value, End of Period	$11.43	$11.59	$11.68	$11.84	$12.04

Total Return (%) (b)	0.70	1.68	1.02	0.31	2.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.75	0.74	0.74
Net ratio of expenses to average net assets (%) (c)	0.74	0.73	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.94	1.47	1.52	1.20	1.10
Portfolio turnover rate (%)	255 (d)	208 (d)	199 (d)	215 (d)	194 (d)
Net assets, end of period (in millions)	$378.1	$417.1	$432.1	$463.5	$493.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.61	$11.70	$11.85	$12.06	$11.97

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.18	0.19	0.16	0.14
Net realized and unrealized gain (loss)	(0.14)	0.03	(0.04)	(0.11)	0.16

Total income (loss) from investment operations	0.09	0.21	0.15	0.05	0.30

Less Distributions
Distributions from net investment income	(0.25)	(0.30)	(0.30)	(0.26)	(0.21)

Total distributions	(0.25)	(0.30)	(0.30)	(0.26)	(0.21)

Net Asset Value, End of Period	$11.45	$11.61	$11.70	$11.85	$12.06

Total Return (%) (b)	0.80	1.77	1.20	0.40	2.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.65	0.65	0.64	0.64
Net ratio of expenses to average net assets (%) (c)	0.64	0.63	0.63	0.63	0.63
Ratio of net investment income to average net assets (%)	2.04	1.57	1.62	1.30	1.20
Portfolio turnover rate (%)	255 (d)	208 (d)	199 (d)	215 (d)	194 (d)
Net assets, end of period (in millions)	$20.9	$22.9	$25.2	$28.1	$33.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 79%, 57%, 86%, 87% and 68% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $12,684,632. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $14,996,285. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Foreign Government	$(9,377,810)	$—	$—	$—	$(9,377,810)
U.S. Treasury & Government Agencies	(5,618,475)	—	—	—	(5,618,475)
Total	$(14,996,285)	$—	$—	$—	$(14,996,285)
Total Borrowings	$(14,996,285)	$—	$—	$—	$(14,996,285)
Gross amount of recognized liabilities for securities lending transactions					$(14,996,285)

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts (a)	$3,613,981

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$7,732,383

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(3,737,685)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$336,500,000
Futures contracts short	(259,675,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$5,794,315,095	$171,982,601	$5,926,092,374	$203,593,167

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2018 were as follows:

Purchases	Sales
$4,345,922,659	$4,354,802,282

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$9,949,483	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$2,280,238,474
Gross unrealized appreciation	11,844,830
Gross unrealized depreciation	(42,806,710)

Net unrealized appreciation (depreciation)	$(30,961,880)

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$47,885,293	$57,133,769	$—	$—	$47,885,293	$57,133,769

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$52,510,375	$—	$(30,961,880)	$(124,652,705)	$(103,104,210)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had short-term accumulated capital losses in the amount of $14,124,177 and long-term accumulated capital losses in the amount of $110,528,528.

9. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management U.S. Government Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management U.S. Government Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management U.S. Government Portfolio of the Brighthouse Funds Trust II as of December 31, 2018, the results of its operations the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Western Asset Management U.S. Government Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, for the one-, three-, and five-year periods ended September 30, 2018. The Board also noted that the Portfolio outperformed its blended benchmark for the one-year and three-year periods ended September 30, 2018, and underperformed its blended benchmark for the five-year period ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median, and above the Sub-advised Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b 1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were equal to the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-28

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.  Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)         Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2017 and December 31, 2018 were $1,399,518 and $1,399,020, respectively.

(b)         Audit-Related Fees

During the fiscal years ended December 31, 2017 and December 31, 2018, Deloitte billed $0 and $5,510, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant related to reorganizations involving certain portfolios of the registrant for fiscal year ended December 31, 2018.

(c)         Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2017 and December 31, 2018 were $203,424 and $198,884, respectively. Represent fees for services rendered to the registrant for review of tax returns for the year end December 31, 2017 and for the fiscal year end December 31, 2018.

During the fiscal years ended December 31, 2017 and December 31, 2018, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)         All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2017 and December 31, 2018 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2017 and December 31, 2018, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)    The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)         Not applicable.

(f)         Not applicable.

(g)         The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2017 and 2018 were $38,803 and $48,438, respectively.

(h)         The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)         Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)         Not applicable.

(b)         Not applicable.

Item 13.  Exhibits

(a)(1)    Code of Ethics is attached hereto.

(a)(2)    The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)         The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 8, 2019

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 8, 2019